AXA EQUITABLE LIFE INSURANCE COMPANY

1290 Avenue of the Americas

New York, New York 10104

April 7, 2020

Dear Contractholder:

Enclosed is a notice and Combined Proxy Statement and Prospectus relating to a Joint Special Meeting of Shareholders of each of the following Portfolios:

•	EQ/Franklin Templeton Allocation Managed Volatility Portfolio (“Franklin Portfolio”)

•	EQ/MFS Technology II Portfolio (“Technology II Portfolio”)

•	EQ/Templeton Global Equity Managed Volatility Portfolio (“Templeton Portfolio”)

•	EQ/UBS Growth and Income Portfolio (“UBS Portfolio”)

•	Multimanager Mid Cap Growth Portfolio (“Mid Cap Growth Portfolio”)

•	Multimanager Mid Cap Value Portfolio (“Mid Cap Value Portfolio”)

•	CharterSM Aggressive Growth Portfolio (“Aggressive Growth Portfolio”)

•	CharterSM Conservative Portfolio (“Conservative Portfolio”)

•	CharterSM Growth Portfolio (“Growth Portfolio”)

•	CharterSM Moderate Growth Portfolio (“Moderate Growth Portfolio”)

•	CharterSM Moderate Portfolio (“Moderate Portfolio”)

•	CharterSM Small Cap Growth Portfolio (“Small Cap Growth Portfolio”)

•	CharterSM Small Cap Value Portfolio (“Small Cap Value Portfolio”)

(each, an “Acquired Portfolio” and together, the “Acquired Portfolios”).

The Franklin Portfolio, Technology II Portfolio, Templeton Portfolio, UBS Portfolio, Mid Cap Growth Portfolio, and Mid Cap Value Portfolio are series of EQ Advisors Trust (“EQ Trust”). The Aggressive Growth Portfolio, Conservative Portfolio, Growth Portfolio, Moderate Growth Portfolio, Moderate Portfolio, Small Cap Growth Portfolio, and Small Cap Value Portfolio are series of AXA Premier VIP Trust (“VIP Trust,” and together with EQ Trust, the “Trusts”).

Due to COVID-19 health and safety concerns and restrictions, the Joint Special Meeting of Shareholders of the Acquired Portfolios (the “Meeting”) will be conducted by telephone only on May 22, 2020 at 10:00 a.m., Eastern time. Shareholders will not be able to attend the Meeting in person.

To participate in the Meeting by telephone, shareholders eligible to vote at the meeting may dial, toll-free, +1 (646) 518-9605 and, at the prompt, enter the following conference ID: 390008719#.

At the Meeting, the shareholders of the Acquired Portfolios who are entitled to vote at the Meeting, with shareholders of each Acquired Portfolio voting separately, will be asked to approve the proposals described below.

As an owner of a variable life insurance policy and/or a variable annuity contract or certificate (a “Contract”) that participates in an Acquired Portfolio through the investment divisions of a separate account or accounts established by AXA Equitable Life Insurance Company (“AXA Equitable”) or another insurance company (each, an “Insurance Company), you (a “Contractholder”) are entitled to instruct the Insurance Company that issued your Contract how to vote the Acquired Portfolio shares related to your interest in those accounts as of the close of business on February 28, 2020. The Insurance Company that issued your Contract is the record owner of the Acquired Portfolio shares related to your interest in those accounts and may be referred to as a

“shareholder.” The attached Notice of Joint Special Meeting of Shareholders and Combined Proxy Statement and Prospectus describe the matters to be considered at the Meeting. You should read the Combined Proxy Statement and Prospectus prior to completing your voting instruction card.

Each Trust’s Board of Trustees (the “Board”) has called the Meeting to request shareholder approval of the reorganization of each Acquired Portfolio into a corresponding series of EQ Trust or VIP Trust (an “Acquiring Portfolio”) (each, a “Reorganization”) as set forth below:

•	the Franklin Portfolio into the EQ/Aggressive Growth Strategy Portfolio, a series of EQ Trust

•	the Technology II Portfolio into the EQ/MFS Technology Portfolio, a series of EQ Trust

•	the Templeton Portfolio into the 1290 VT SmartBeta Equity Portfolio, a series of EQ Trust

•	the UBS Portfolio into the EQ/Capital Guardian Research Portfolio, a series of EQ Trust

•	the Mid Cap Growth Portfolio into the EQ/Janus Enterprise Portfolio, a series of EQ Trust

•	the Mid Cap Value Portfolio into the EQ/American Century Mid Cap Value Portfolio, a series of EQ Trust

•	the Aggressive Growth Portfolio, Growth Portfolio, Moderate Growth Portfolio, and Moderate Portfolio into the All Asset Growth-Alt 20 Portfolio, a series of EQ Trust

•	the Conservative Portfolio into the EQ/Conservative Allocation Portfolio, a series of VIP Trust

•	the Small Cap Growth Portfolio into the EQ/Morgan Stanley Small Cap Growth Portfolio, a series of EQ Trust

•	the Small Cap Value Portfolio into the 1290 VT Small Cap Value Portfolio, a series of EQ Trust

The Board of each Trust has approved the proposals and recommends that you vote “FOR” the proposal relating to the Acquired Portfolio(s) in which you own shares. Although each Board has determined that a vote “FOR” the proposal is in the best interest of each Portfolio and its shareholders, the final decision is yours.

Each Acquired Portfolio and each Acquiring Portfolio is managed by AXA Equitable Funds Management Group, LLC. Each of the 1290 VT Small Cap Value Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Janus Enterprise Portfolio, EQ/MFS Technology Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Technology II Portfolio, Templeton Portfolio, and UBS Portfolio is sub-advised by one or more investment sub-advisers. In each case, if the Reorganization involving an Acquired Portfolio is approved and implemented, each Contractholder that invests indirectly in the Acquired Portfolio will automatically become a Contractholder that invests indirectly in the corresponding Acquiring Portfolio.

You are cordially invited to attend the Meeting by telephone. Since it is important that your vote be represented whether or not you are able to attend by telephone, you are urged to consider these matters and to exercise your voting instructions by completing, dating, and signing the enclosed voting instruction card and returning it in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. For further information on how to instruct an Insurance Company, please see the Contractholder Voting Instructions included herein. We hope that you will be able to attend the Meeting by telephone, and if you wish, you may provide voting instructions at the Meeting, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours, Steven M. Joenk Managing Director AXA Equitable Life Insurance Company

EQ ADVISORS TRUST

EQ/Franklin Templeton Allocation Managed Volatility Portfolio

EQ/MFS Technology II Portfolio

EQ/Templeton Global Equity Managed Volatility Portfolio

EQ/UBS Growth and Income Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio

AXA PREMIER VIP TRUST

CharterSM Aggressive Growth Portfolio

CharterSM Conservative Portfolio

CharterSM Growth Portfolio

CharterSM Moderate Growth Portfolio

CharterSM Moderate Portfolio

CharterSM Small Cap Growth Portfolio

CharterSM Small Cap Value Portfolio

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

MAY 22, 2020

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders of each of the following Portfolios, each of which is a series of EQ Advisors Trust (“EQ Trust”) or AXA Premier VIP Trust (“VIP Trust,” and together with EQ Trust, the “Trusts”), as indicated above, will be conducted by telephone on May 22, 2020 at 10:00 a.m., Eastern time (the “Meeting”):

•	EQ/Franklin Templeton Allocation Managed Volatility Portfolio (“Franklin Portfolio”)

•	EQ/MFS Technology II Portfolio (“Technology II Portfolio”)

•	EQ/Templeton Global Equity Managed Volatility Portfolio (“Templeton Portfolio”)

•	EQ/UBS Growth and Income Portfolio (“UBS Portfolio”)

•	Multimanager Mid Cap Growth Portfolio (“Mid Cap Growth Portfolio”)

•	Multimanager Mid Cap Value Portfolio (“Mid Cap Value Portfolio”)

•	CharterSM Aggressive Growth Portfolio (“Aggressive Growth Portfolio”)

•	CharterSM Conservative Portfolio (“Conservative Portfolio”)

•	CharterSM Growth Portfolio (“Growth Portfolio”)

•	CharterSM Moderate Growth Portfolio (“Moderate Growth Portfolio”)

•	CharterSM Moderate Portfolio (“Moderate Portfolio”)

•	CharterSM Small Cap Growth Portfolio (“Small Cap Growth Portfolio”)

•	CharterSM Small Cap Value Portfolio (“Small Cap Value Portfolio”)

(each, an “Acquired Portfolio” and together, the “Acquired Portfolios”).

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To participate in the Meeting by telephone, shareholders eligible to vote at the meeting may dial, toll-free, +1 (646) 518-9605 and, at the prompt, enter the following conference ID: 390008719#.

The Meeting will be held to act on the following proposals:

For shareholders of the Franklin Portfolio only:

1.	To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Franklin Portfolio, a series of EQ Trust, into the EQ/Aggressive Growth Strategy Portfolio, a series of EQ Trust.

For shareholders of the Technology II Portfolio only:

2.	To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Technology II Portfolio, a series of EQ Trust, into the EQ/MFS Technology Portfolio, a series of EQ Trust.

For shareholders of the Templeton Portfolio only:

3.	To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Templeton Portfolio, a series of EQ Trust, into the 1290 VT SmartBeta Equity Portfolio, a series of EQ Trust.

For shareholders of the UBS Portfolio only:

4.	To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the UBS Portfolio, a series of EQ Trust, into the EQ/Capital Guardian Research Portfolio, a series of EQ Trust.

For shareholders of the Mid Cap Growth Portfolio only:

5.	To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Mid Cap Growth Portfolio, a series of EQ Trust, into the EQ/Janus Enterprise Portfolio, a series of EQ Trust.

For shareholders of the Mid Cap Value Portfolio only:

6.	To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Mid Cap Value Portfolio, a series of EQ Trust, into the EQ/American Century Mid Cap Value Portfolio, a series of EQ Trust.

For shareholders of the Aggressive Growth Portfolio, Growth Portfolio, Moderate Growth Portfolio, and Moderate Portfolio only:

7.	To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Aggressive Growth Portfolio, Growth Portfolio, Moderate Growth Portfolio, and Moderate Portfolio, each a series of VIP Trust, each into the All Asset Growth-Alt 20 Portfolio, a series of EQ Trust.

For shareholders of the Conservative Portfolio only:

8.	To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Conservative Portfolio, a series of VIP Trust, into the EQ/Conservative Allocation Portfolio, a series of VIP Trust.

For shareholders of the Small Cap Growth Portfolio only:

9.	To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Small Cap Growth Portfolio, a series of VIP Trust, into the EQ/Morgan Stanley Small Cap Growth Portfolio, a series of EQ Trust.

For shareholders of the Small Cap Value Portfolio only:

10.	To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Small Cap Value Portfolio, a series of VIP Trust, into the 1290 VT Small Cap Value Portfolio, a series of EQ Trust.

The Board of Trustees of each respective Trust unanimously recommends that you vote in favor of the relevant proposal(s).

Please note that owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contractholders”) issued by AXA Equitable Life Insurance Company or another insurance company (each, an “Insurance Company) who have invested in shares of an Acquired Portfolio through the investment divisions of a separate account or accounts of an Insurance Company will be given the opportunity to provide the applicable Insurance Company with voting instructions on the above proposals.

You should read the Combined Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote, and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on February 28, 2020. If you attend the Meeting by telephone, you may vote or provide your voting instructions at that time.

YOUR VOTE IS IMPORTANT

Please return your proxy card or voting instruction card promptly.

Regardless of whether you plan to attend the Meeting by telephone, you should vote or provide voting instructions by promptly completing, dating, and signing the enclosed proxy or voting instruction card and returning it in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 16-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions. If you attend the Meeting by telephone, you may change your vote or voting instructions, if desired, at that time. The Board of each Trust recommends that you vote or provide voting instructions to vote “FOR” each proposal.

By order of the Boards of Trustees of EQ Trust and VIP Trust, William MacGregor, Secretary

Dated: April 7, 2020

New York, New York

AXA EQUITABLE LIFE INSURANCE COMPANY

CONTRACTHOLDER VOTING INSTRUCTIONS

REGARDING A JOINT SPECIAL MEETING OF SHAREHOLDERS OF

EQ/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

EQ/MFS TECHNOLOGY II PORTFOLIO

EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

EQ/UBS GROWTH AND INCOME PORTFOLIO

MULTIMANAGER MID CAP GROWTH PORTFOLIO

MULTIMANAGER MID CAP VALUE PORTFOLIO,

EACH A SERIES OF EQ ADVISORS TRUST

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

CHARTERSM CONSERVATIVE PORTFOLIO

CHARTERSM GROWTH PORTFOLIO

CHARTERSM MODERATE GROWTH PORTFOLIO

CHARTERSM MODERATE PORTFOLIO

CHARTERSM SMALL CAP GROWTH PORTFOLIO

CHARTERSM SMALL CAP VALUE PORTFOLIO,

EACH A SERIES OF AXA PREMIER VIP TRUST

TO BE HELD ON MAY 22, 2020

Dated: April 7, 2020

GENERAL

These Contractholder Voting Instructions are being furnished by AXA Equitable Life Insurance Company (“AXA Equitable”) or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) to owners of its variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) who, as of February 28, 2020 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of its separate account or accounts (the “Separate Accounts”) that are invested in shares of one or more of the following Portfolios, each of which is a series of EQ Advisors Trust (“EQ Trust”) or AXA Premier VIP Trust (“VIP Trust,” and together with EQ Trust, the “Trusts”), as indicated above:

•	EQ/Franklin Templeton Allocation Managed Volatility Portfolio (“Franklin Portfolio”)

•	EQ/MFS Technology II Portfolio (“Technology II Portfolio”)

•	EQ/Templeton Global Equity Managed Volatility Portfolio (“Templeton Portfolio”)

•	EQ/UBS Growth and Income Portfolio (“UBS Portfolio”)

•	Multimanager Mid Cap Growth Portfolio (“Mid Cap Growth Portfolio”)

•	Multimanager Mid Cap Value Portfolio (“Mid Cap Value Portfolio”)

•	CharterSM Aggressive Growth Portfolio (“Aggressive Growth Portfolio”)

•	CharterSM Conservative Portfolio (“Conservative Portfolio”)

•	CharterSM Growth Portfolio (“Growth Portfolio”)

•	CharterSM Moderate Growth Portfolio (“Moderate Growth Portfolio”)

•	CharterSM Moderate Portfolio (“Moderate Portfolio”)

•	CharterSM Small Cap Growth Portfolio (“Small Cap Growth Portfolio”)

•	CharterSM Small Cap Value Portfolio (“Small Cap Value Portfolio”)

(each, an “Acquired Portfolio” and together, the “Acquired Portfolios”).

The Franklin Portfolio, Technology II Portfolio, Templeton Portfolio, UBS Portfolio, Mid Cap Growth Portfolio, and Mid Cap Value Portfolio are series of EQ Trust, a Delaware statutory trust that is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Aggressive Growth Portfolio, Conservative Portfolio, Growth Portfolio, Moderate Growth Portfolio, Moderate Portfolio, Small Cap Growth Portfolio, and Small Cap Value Portfolio are series of VIP Trust, a Delaware statutory trust that is registered with the SEC as an open-end management investment company.

Each Insurance Company will offer Contractholders the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in an Acquired Portfolio (the “Shares”) held by its Separate Accounts, as to how it should vote on the respective reorganization proposals (the “Proposals”) that will be considered at the Joint Special Meeting of Shareholders of the Acquired Portfolios referred to in the preceding Notice and at any adjournments or postponements (the “Meeting”). The enclosed Combined Proxy Statement and Prospectus, which you should read and retain for future reference, sets forth concisely information about the proposed reorganization involving each Acquired Portfolio and the corresponding acquiring series of EQ Trust or VIP Trust that a Contractholder should know before completing the enclosed voting instruction card.

AXA Equitable is a wholly owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. The principal offices of AXA Equitable and Equitable Holdings are located at 1290 Avenue of the Americas, New York, New York 10104.

These Contractholder Voting Instructions and the accompanying voting instruction card, together with the enclosed proxy materials, are being mailed to Contractholders on or about April 17, 2020.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card(s), sign and date the voting instruction card(s), and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contractholders also may provide voting instructions by telephone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

If a voting instruction card is not marked to indicate voting instructions but is signed and timely returned, it will be treated as an instruction to vote the Shares “For” the applicable Proposal.

The number of Shares held in the investment division of a Separate Account corresponding to the Acquired Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value allocable to that investment division by (ii) the net asset value of one Share of the Acquired Portfolio. Each whole Share of an Acquired Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional Share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contractholder may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, by properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or by attending the meeting by telephone and providing voting instructions at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the Shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account for which an Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares “FOR” a Proposal. Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company as surplus or seed money, will be voted by the applicable Insurance Company either “FOR” or “AGAINST” a Proposal, or as an abstention, in the same proportion as the Shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by an Insurance Company, it is possible that a small number of Contractholders could determine whether a Proposal is approved.

v

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposals, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by directors, officers and employees of AXA Equitable Funds Management Group, LLC, the investment adviser of each Trust, or its affiliates as well as officers and agents of the Trusts. The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.

If the quorum necessary to transact business at the Meeting is not established with respect to an Acquired Portfolio, or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in their discretion on any such adjournment or postponement.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign and date the voting instruction card and mail it in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

COMBINED PROXY STATEMENT

for

EQ/Franklin Templeton Allocation Managed Volatility Portfolio

EQ/MFS Technology II Portfolio

EQ/Templeton Global Equity Managed Volatility Portfolio

EQ/UBS Growth and Income Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio,

each a series of EQ Advisors Trust

CharterSM Aggressive Growth Portfolio

CharterSM Conservative Portfolio

CharterSM Growth Portfolio

CharterSM Moderate Growth Portfolio

CharterSM Moderate Portfolio

CharterSM Small Cap Growth Portfolio

CharterSM Small Cap Value Portfolio,

each a series of AXA Premier VIP Trust

and

PROSPECTUS

for

1290 VT Small Cap Value Portfolio

1290 VT SmartBeta Equity Portfolio

All Asset Growth-Alt 20 Portfolio

EQ/Aggressive Growth Strategy Portfolio

EQ/American Century Mid Cap Value Portfolio

EQ/Capital Guardian Research Portfolio

EQ/Janus Enterprise Portfolio

EQ/Morgan Stanley Small Cap Growth Portfolio

EQ/MFS Technology Portfolio,

each a series of EQ Advisors Trust

EQ/Conservative Allocation Portfolio, a series of AXA Premier VIP Trust

Dated April 7, 2020

1290 Avenue of the Americas

New York, New York 10104

1-877-222-2144

This Combined Proxy Statement and Prospectus (the “Combined Proxy Statement/Prospectus”) is being furnished to owners (the “Contractholders”) of variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”) or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of February 28, 2020, had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate account or accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in one or more the following Portfolios, each of which is a series of EQ Advisors Trust (“EQ Trust”) or AXA Premier VIP Trust (“VIP Trust,” and together with EQ Trust, the “Trusts”), as indicated above:

•	EQ/Franklin Templeton Allocation Managed Volatility Portfolio (“Franklin Portfolio”)

•	EQ/MFS Technology II Portfolio (“Technology II Portfolio”)

•	EQ/Templeton Global Equity Managed Volatility Portfolio (“Templeton Portfolio”)

•	EQ/UBS Growth and Income Portfolio (“UBS Portfolio”)

•	Multimanager Mid Cap Growth Portfolio (“Mid Cap Growth Portfolio”)

•	Multimanager Mid Cap Value Portfolio (“Mid Cap Value Portfolio”)

•	CharterSM Aggressive Growth Portfolio (“Aggressive Growth Portfolio”)

•	CharterSM Conservative Portfolio (“Conservative Portfolio”)

•	CharterSM Growth Portfolio (“Growth Portfolio”)

•	CharterSM Moderate Growth Portfolio (“Moderate Growth Portfolio”)

•	CharterSM Moderate Portfolio (“Moderate Portfolio”)

•	CharterSM Small Cap Growth Portfolio (“Small Cap Growth Portfolio”)

•	CharterSM Small Cap Value Portfolio (“Small Cap Value Portfolio”)

(each, an “Acquired Portfolio” and together, the “Acquired Portfolios”).

For a free copy of the related Statement of Additional Information dated April 7, 2020, please call 1-877-222-2144 or write the Trusts at the address above.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Combined Proxy Statement/Prospectus relates to the solicitation by the Board of Trustees of each Trust (the “Board”) of proxies to be used at the Joint Special Meeting of Shareholders of the Acquired Portfolios to be conducted by telephone on May 22, 2020, at 10:00 a.m., Eastern time, or any adjournment or postponement thereof (the “Meeting”). To participate in the Meeting by telephone, shareholders eligible to vote at the meeting may dial, toll-free, +1 (646) 518-9605 and, at the prompt, enter the following conference ID: 390008719#.

The Trusts are open-end management investment companies registered with the Securities and Exchange Commission (the “SEC”).

Contractholders are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposals contained in this Combined Proxy Statement/Prospectus (each, a “Proposal”) in connection with the solicitation by the Board of proxies for the Meeting. This Combined Proxy Statement/Prospectus also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders (including retirement plan participants) that were invested in the Acquired Portfolios as of February 28, 2020.

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The shareholders of each Acquired Portfolio will vote separately on its reorganization. The consummation of any one reorganization described in any of the below Proposals is not contingent on the consummation of any other reorganization in that Proposal. The Proposals described in this Combined Proxy Statement/Prospectus are as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Franklin Portfolio, a series of EQ Trust, into the EQ/Aggressive Growth Strategy Portfolio, a series of EQ Trust.	Shareholders of the Franklin Portfolio.
2. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Technology II Portfolio, a series of EQ Trust, into the EQ/MFS Technology Portfolio, a series of EQ Trust.	Shareholders of the Technology II Portfolio.
3. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Templeton Portfolio, a series of EQ Trust, into the 1290 VT SmartBeta Equity Portfolio, a series of EQ Trust.	Shareholders of the Templeton Portfolio.
4. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the UBS Portfolio, a series of EQ Trust, into the EQ/Capital Guardian Research Portfolio, a series of EQ Trust.	Shareholders of the UBS Portfolio.
5. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Mid Cap Growth Portfolio, a series of EQ Trust, into the EQ/Janus Enterprise Portfolio, a series of EQ Trust.	Shareholders of the Mid Cap Growth Portfolio.
6. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Mid Cap Value Portfolio, a series of EQ Trust, into the EQ/American Century Mid Cap Value Portfolio, a series of EQ Trust.	Shareholders of the Mid Cap Value Portfolio.

7. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the:

A. Aggressive Growth Portfolio, a series of VIP Trust,

B. Growth Portfolio, a series of VIP Trust,

C. Moderate Growth Portfolio, a series of VIP Trust, and

D. Moderate Portfolio, a series of VIP Trust

into the All Asset Growth-Alt 20 Portfolio, a series of EQ Trust.

Shareholders of the Aggressive Growth Portfolio, Growth Portfolio, Moderate Growth Portfolio, and Moderate Portfolio, voting separately with respect to the reorganization of their Portfolio(s).
8. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Conservative Portfolio, a series of VIP Trust, into the EQ/Conservative Allocation Portfolio, a series of VIP Trust.	Shareholders of the Conservative Portfolio.
9. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Small Cap Growth Portfolio, a series of VIP Trust, into the EQ/Morgan Stanley Small Cap Growth Portfolio, a series of EQ Trust.	Shareholders of the Small Cap Growth Portfolio.
10. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Small Cap Value Portfolio, a series of VIP Trust, into the 1290 VT Small Cap Value Portfolio, a series of EQ Trust.	Shareholders of the Small Cap Value Portfolio.
11. To transact other business that may properly come before the Meeting or any adjournments thereof.	Shareholders of each Acquired Portfolio, as applicable.

Each reorganization referred to in Proposals 1-10 above is referred to herein as a “Reorganization” and together as the “Reorganizations.” Each of the 1290 VT Small Cap Value Portfolio, 1290 VT SmartBeta Equity Portfolio, All Asset Growth-Alt 20 Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Conservative Allocation Portfolio, EQ/Janus Enterprise Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, and EQ/MFS Technology Portfolio is referred to herein as an “Acquiring Portfolio” and together as the “Acquiring Portfolios.”

This Combined Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the Proposals that you should know before voting or providing voting instructions.

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Additional information about each Trust has been filed with the SEC and is available, without charge, upon oral or written request. Distribution of this Combined Proxy Statement/Prospectus and proxy or voting instruction card to the Insurance Companies and other shareholders and to Contractholders is scheduled to begin on or about April 17, 2020. This Combined Proxy Statement/Prospectus and a proxy or voting instruction card also will be available at www.proxyvote.com on or about April 17, 2020. It is expected that one or more representatives of each Insurance Company will attend the Meeting by telephone or by proxy and will vote shares held by the Insurance Company and its affiliates in accordance with voting instructions received from its Contractholders and in accordance with voting procedures established by each Trust.

The Statement of Additional Information dated April 7, 2020, relating to the Reorganizations of the Aggressive Growth Portfolio, Conservative Portfolio, Franklin Portfolio, Growth Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Moderate Growth Portfolio, Moderate Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio, Technology II Portfolio, Templeton Portfolio, and UBS Portfolio (File Nos. 333-17217 and 333-70754), which includes the financial statements for the fiscal year ended December 31, 2019, for the Acquired Portfolios and the Acquiring Portfolios, has been filed with the SEC and is incorporated by reference into this Combined Proxy Statement/Prospectus. For a free copy of this document, please call 1-877-222-2144 or write the Trusts at the address above.

Each Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, each Trust must file certain reports and other information with the SEC. Reports and other information about each Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Copies of EQ Trust’s and VIP Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to Contractholders. Contractholders may request additional copies of each Trust’s annual or semi-annual reports, free of charge, by writing to the respective Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-877-222-2144.

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TABLE OF CONTENTS

SUMMARY	9
PROPOSAL 1: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE FRANKLIN PORTFOLIO, A SERIES OF EQ TRUST, INTO THE EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO, A SERIES OF EQ TRUST.	12
Comparison of Principal Risk Factors	15
Comparative Fee and Expense Tables	16
Example of Portfolio Expenses	16
Portfolio Turnover	17
Comparison of Investment Objectives, Policies and Strategies	17
Comparative Performance Information	20
Capitalization	21
PROPOSAL 2: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE TECHNOLOGY II PORTFOLIO, A SERIES OF EQ TRUST, INTO THE EQ/MFS TECHNOLOGY PORTFOLIO, A SERIES OF EQ TRUST.	21
Comparison of Principal Risk Factors	24
Comparative Fee and Expense Tables	25
Example of Portfolio Expenses	26
Portfolio Turnover	26
Comparison of Investment Objectives, Policies and Strategies	26
Comparative Performance Information	28
Capitalization	29
PROPOSAL 3: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE TEMPLETON PORTFOLIO, A SERIES OF EQ TRUST, INTO THE 1290 VT SMARTBETA EQUITY PORTFOLIO, A SERIES OF EQ TRUST.	29
Comparison of Principal Risk Factors	33
Comparative Fee and Expense Tables	34
Example of Portfolio Expenses	35
Portfolio Turnover	36
Comparison of Investment Objectives, Policies and Strategies	36
Comparative Performance Information	39
Capitalization	40
PROPOSAL 4: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE UBS PORTFOLIO, A SERIES OF EQ TRUST, INTO THE EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO, A SERIES OF EQ TRUST.	40
Comparison of Principal Risk Factors	43
Comparative Fee and Expense Tables	44
Example of Portfolio Expenses	45
Portfolio Turnover	45
Comparison of Investment Objectives, Policies and Strategies	45
Comparative Performance Information	46
Capitalization	48

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PROPOSAL 5: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE MID CAP GROWTH PORTFOLIO, A SERIES OF EQ TRUST, INTO THE EQ/JANUS ENTERPRISE PORTFOLIO, A SERIES OF EQ TRUST.	48
Comparison of Principal Risk Factors	51
Comparative Fee and Expense Tables	52
Example of Portfolio Expenses	53
Portfolio Turnover	53
Comparison of Investment Objectives, Policies and Strategies	53
Comparative Performance Information	55
Capitalization	57
PROPOSAL 6: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE MID CAP VALUE PORTFOLIO, A SERIES OF EQ TRUST, INTO THE EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO, A SERIES OF EQ TRUST.	57
Comparison of Principal Risk Factors	61
Comparative Fee and Expense Tables	61
Example of Portfolio Expenses	62
Portfolio Turnover	63
Comparison of Investment Objectives, Policies and Strategies	63
Comparative Performance Information	65
Capitalization	66
PROPOSAL 7: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE AGGRESSIVE GROWTH PORTFOLIO, GROWTH PORTFOLIO, MODERATE GROWTH PORTFOLIO, AND MODERATE PORTFOLIO, EACH A SERIES OF VIP TRUST, EACH INTO THE ALL ASSET GROWTH-ALT 20 PORTFOLIO, A SERIES OF EQ TRUST.	67
Proposal 7.A.	67
Proposal 7.B.	71
Proposal 7.C.	74
Proposal 7.D.	78
Comparison of Principal Risk Factors	82
Comparative Fee and Expense Tables	83
Example of Portfolio Expenses	85
Portfolio Turnover	86
Comparison of Investment Objectives, Policies and Strategies	87
Comparative Performance Information	92
Capitalization	95
PROPOSAL 8: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE CONSERVATIVE PORTFOLIO, A SERIES OF VIP TRUST, INTO THE EQ/CONSERVATIVE ALLOCATION PORTFOLIO, A SERIES OF VIP TRUST.	95
Comparison of Principal Risk Factors	99
Comparative Fee and Expense Tables	100
Example of Portfolio Expenses	101
Portfolio Turnover	101
Comparison of Investment Objectives, Policies and Strategies	101
Comparative Performance Information	104
Capitalization	105

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PROPOSAL 9: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE SMALL CAP GROWTH PORTFOLIO, A SERIES OF VIP TRUST, INTO THE EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO, A SERIES OF EQ TRUST.	105
Comparison of Principal Risk Factors	109
Comparative Fee and Expense Tables	110
Example of Portfolio Expenses	111
Portfolio Turnover	112
Comparison of Investment Objectives, Policies and Strategies	112
Comparative Performance Information	114
Capitalization	116
PROPOSAL 10: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE SMALL CAP VALUE PORTFOLIO, A SERIES OF VIP TRUST, INTO THE 1290 VT SMALL CAP VALUE PORTFOLIO, A SERIES OF EQ TRUST.	116
Comparison of Principal Risk Factors	120
Comparative Fee and Expense Tables	120
Example of Portfolio Expenses	121
Portfolio Turnover	122
Comparison of Investment Objectives, Policies and Strategies	122
Comparative Performance Information	124
Capitalization	126
ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS	126
Terms of the Reorganization Plans	126
Description of the Securities to Be Issued	127
Board Considerations	128
Potential Benefits of the Reorganizations to FMG LLC and its Affiliates	132
Descriptions of Risk Factors	133
Federal Income Tax Consequences of the Reorganizations	151
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS	153
Management of EQ Trust and VIP Trust	153
EQ Trust	153
VIP Trust	153
The Adviser	153
Management and Administrative Fees	156
The Sub-Advisers	161
Legal Proceedings	168
Portfolio Services	169
Portfolio Distribution Arrangements	169
EQ Trust	169
VIP Trust	169
Payments to Broker-Dealers and Other Financial Intermediaries	170
Buying and Selling Shares	170
How Portfolio Shares Are Priced	172
Dividends and Other Distributions	174
Federal Income Tax Considerations	174
FINANCIAL HIGHLIGHTS	175
VOTING INFORMATION	205
Voting Rights	205
Required Shareholder Vote	206
Solicitation of Proxies and Voting Instructions	206
Adjournment or Postponement	207
Submission of Certain Shareholder Proposals	207
Other Matters	207

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SUMMARY

You should read this entire Combined Proxy Statement/Prospectus carefully. For additional information, you should consult the applicable Agreement and Plan of Reorganization and Termination (each, a “Reorganization Plan” and together, the “Reorganization Plans”), copies of the forms of which are attached hereto as Appendix A.

The Proposed Reorganizations

This Combined Proxy Statement/Prospectus is soliciting shareholders with amounts invested in one or more Acquired Portfolios as of February 28, 2020, to approve the Reorganization Plan (with respect to the Acquired Portfolio in which they are invested), whereby each Acquired Portfolio will be reorganized into a corresponding Acquiring Portfolio, as described below. (Each Acquired Portfolio and each Acquiring Portfolio is sometimes referred to herein as a “Portfolio,” and together, the “Portfolios.”) Each Acquired Portfolio and each Acquiring Portfolio is managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”).

Among the Acquired Portfolios’ shares, each of the Franklin Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Templeton Portfolio, and UBS Portfolio has three classes of shares, designated Class IA, Class IB, and Class K shares; each of the Small Cap Growth Portfolio and Small Cap Value Portfolio has three classes of shares, designated Class A, Class B, and Class K shares; the Technology II Portfolio has two classes of shares, designated Class IB and Class K shares; and each of the Aggressive Growth Portfolio, Conservative Portfolio, Growth Portfolio, Moderate Growth Portfolio, and Moderate Portfolio has one class of shares, designated Class B shares (together, the “Acquired Portfolio Shares”).

Among the Acquiring Portfolios’ shares, each of the All Asset Growth-Alt 20 Portfolio, EQ/Capital Guardian Research Portfolio, and EQ/Janus Enterprise Portfolio has three classes of shares, designated Class IA, Class IB, and Class K shares; the EQ/Conservative Allocation Portfolio has three classes of shares, designated Class A, Class B, and Class K shares; and each of the 1290 VT Small Cap Value Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, and EQ/MFS Technology Portfolio has two classes of shares, designated Class IB and Class K shares (together, the “Acquiring Portfolio Shares”). The rights and preferences of each class of Acquiring Portfolio Shares are substantially similar in all material respects to the rights and preferences of the corresponding class of Acquired Portfolio Shares.

Each Reorganization Plan provides, with respect to each Reorganization, for:

•

the transfer of all the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares having an aggregate net asset value equal to the Acquired Portfolio’s net assets and the Acquiring Portfolio’s assumption of all the liabilities of the Acquired Portfolio;

•

the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contractholders) of those Acquiring Portfolio Shares (the shareholders of each Acquired Portfolio will receive shares of the same class or a corresponding class of the corresponding Acquiring Portfolio in accordance with the procedures provided for in the applicable Reorganization Plan); and

•	the complete termination of the Acquired Portfolio.

The Board of each Trust is proposing the Reorganizations because it believes that each Reorganization will permit shareholders invested in the Acquired Portfolios, which have limited prospects for future growth and/or are relatively small and therefore have a limited ability to achieve economies of scale, to invest in the corresponding Acquiring Portfolios, which in each case will result in a larger combined portfolio with a similar investment objective that invests in a similar asset class or asset classes and has better prospects for attracting additional assets and lowering expenses. The total annual operating expense ratios of each class of shares of each Acquiring Portfolio are expected to be the same as or lower than those of the corresponding class of shares of the corresponding Acquired Portfolios for the one year after the proposed Reorganizations. There is no assurance that fees and expenses will not increase after April 30, 2021 or April 30, 2022, as applicable, when the expense

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limitations for the Acquiring Portfolios will terminate if they are not renewed by the Boards. All of the Acquiring Portfolios, except for the 1290 VT SmartBeta Equity Portfolio and the All Asset Growth-Alt 20 Portfolio, currently have lower total operating expense ratios than their corresponding Acquired Portfolios, regardless of whether an expense limitation arrangement is in effect. The total operating expense ratios of the Templeton Portfolio are lower than the total operating expense ratios of its Acquiring Portfolio, the 1290 VT SmartBeta Equity Portfolio; however, if the reorganization of Templeton Portfolio is approved, the Adviser has undertaken to lower the expense limit of the 1290 VT SmartBeta Equity Portfolio so that the 1290 VT SmartBeta Equity Portfolio would be subject to the same expense limit as the Templeton Portfolio.

The total operating expense ratio of the Moderate Portfolio, after fee waivers, is lower than the total operating expense ratio of its Acquiring Portfolio, the All Asset Growth-Alt 20 Portfolio; however, if the reorganization of the Moderate Portfolio is approved, the Adviser has undertaken to lower the expense limit of the All Asset Growth-Alt 20 Portfolio so that the All Asset Growth-Alt 20 Portfolio would subject to the same expense limit as the Moderate Portfolio. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below. As further described in “Potential Benefits of the Reorganizations to FMG LLC and its Affiliates” below, the Portfolios’ Adviser may realize benefits in connection with the Reorganizations, such as the reduction or elimination of its obligations to waive or reimburse fees and expenses if an Acquiring Portfolio is below its expense limit or has a lower expense ratio. For a detailed description of the Boards’ reasons for proposing the Reorganizations, see “Additional Information about the Reorganizations — Board Considerations” below.

A comparison of the investment objectives, policies, strategies and principal risks of each Acquired Portfolio and its corresponding Acquiring Portfolio is included in “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risk Factors” below. The Portfolios have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in the “Additional Information about the Portfolios” section below. Each Portfolio offers its shares to Separate Accounts and certain other eligible investors. Shares of each Portfolio are offered and redeemed at their net asset value without any sales load. You will not incur any sales loads or similar transaction charges as a result of a Reorganization.

Subject to shareholder approval, the Reorganizations are expected to be effective at the close of business on June 5, 2020, or on a later date each Trust decides upon (the “Closing Date”). As a result of each Reorganization, each shareholder that owns shares of an Acquired Portfolio would become an owner of shares of the corresponding Acquiring Portfolio. Each such shareholder would hold, immediately after the Closing Date, shares of the same class or a corresponding class of the applicable Acquiring Portfolio (as shown in the table below) having an aggregate value equal to the aggregate value of shares of the class of the Acquired Portfolio that were held by the shareholder as of the Closing Date. Similarly, each Contractholder whose Contract values are invested in shares of an Acquired Portfolio would become an indirect owner of shares of the corresponding Acquiring Portfolio. Each such Contractholder would indirectly hold, immediately after the Closing Date, shares of the same class or a corresponding class of the applicable Acquiring Portfolio (as shown in the table below) having an aggregate value equal to the aggregate value of shares of the class of the Acquired Portfolio that were indirectly held by the Contractholder as of the Closing Date.

Acquired Portfolio/Class of Shares	Acquiring Portfolio/Class of Shares
Franklin Portfolio/Class IA* Franklin Portfolio/Class IB	EQ/Aggressive Growth Strategy Portfolio/Class IB* EQ/Aggressive Growth Strategy Portfolio/Class IB
Mid Cap Growth Portfolio/Class IA Mid Cap Growth Portfolio/Class IB Mid Cap Growth Portfolio/Class K	EQ/Janus Enterprise Portfolio/Class IA EQ/Janus Enterprise Portfolio/Class IB EQ/Janus Enterprise Portfolio/Class K
Mid Cap Value Portfolio/Class IA* Mid Cap Value Portfolio/Class IB Mid Cap Value Portfolio/Class K	EQ/American Century Mid Cap Value Portfolio/Class IB* EQ/American Century Mid Cap Value Portfolio/Class IB EQ/American Century Mid Cap Value Portfolio/Class K
Technology II Portfolio/Class IB	EQ/MFS Technology Portfolio/Class IB
Templeton Portfolio/Class IA* Templeton Portfolio/Class IB Templeton Portfolio/Class K	1290 VT SmartBeta Equity Portfolio/Class IB* 1290 VT SmartBeta Equity Portfolio/Class IB 1290 VT SmartBeta Equity Portfolio/Class K

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Acquired Portfolio/Class of Shares	Acquiring Portfolio/Class of Shares
UBS Portfolio/Class IB	EQ/Capital Guardian Research Portfolio/Class IB++
Aggressive Growth Portfolio/Class B**	All Asset Growth-Alt 20 Portfolio/Class IB**+
Conservative Portfolio/Class B	EQ/Conservative Allocation Portfolio/Class B
Growth Portfolio/Class B**	All Asset Growth-Alt 20 Portfolio/Class IB**+
Moderate Growth Portfolio/Class B**	All Asset Growth-Alt 20 Portfolio/Class IB**+
Moderate Portfolio/Class B**	All Asset Growth-Alt 20 Portfolio/Class IB**+
Small Cap Growth Portfolio/Class A* Small Cap Growth Portfolio/Class B**	EQ/Morgan Stanley Small Cap Growth Portfolio/Class IB* EQ/Morgan Stanley Small Cap Growth Portfolio/Class IB**
Small Cap Value Portfolio/Class A* Small Cap Value Portfolio/Class B**	1290 VT Small Cap Value Portfolio/Class IB* 1290 VT Small Cap Value Portfolio/Class IB**

*	The rights and preferences of Class IB of Acquiring Portfolio Shares are substantially similar in all material respects to the rights and preferences of Class IA and Class A of Acquired Portfolio Shares. In addition, Class IB of Acquiring Portfolio Shares and Class IA and Class A of Acquired Portfolio Shares are each subject to a 0.25% Rule 12b-1 fee. In each case, the Acquiring Portfolio does not offer Class IA or Class A shares.
**	The rights and preferences of Class IB of Acquiring Portfolio Shares are substantially similar in all material respects to the rights and preferences of Class B of Acquired Portfolio Shares. In addition, Class IB of Acquiring Portfolio Shares and Class B of Acquired Portfolio Shares are each subject to a 0.25% Rule 12b-1 fee.
+	Effective on or about May 1, 2020, All Asset Growth-Alt 20 Portfolio will be renamed EQ/All Asset Growth Allocation Portfolio.
++	Effective on or about May 1, 2020, EQ/Capital Guardian Research Portfolio will be renamed EQ/Capital Group Research Portfolio.

The Reorganizations of the Templeton Portfolio into the 1290 VT SmartBeta Equity Portfolio, the Aggressive Growth Portfolio, Growth Portfolio, Moderate Growth Portfolio, and Moderate Portfolio into the All Asset Growth-Alt 20 Portfolio, and the Conservative Portfolio into the EQ/Conservative Allocation Portfolio will not qualify, for federal income tax purposes, as tax-free reorganizations, and each such Reorganization will be treated as a taxable transaction. The Reorganizations of the Franklin Portfolio into the EQ/Aggressive Growth Strategy Portfolio, the Mid Cap Growth Portfolio into the EQ/Janus Enterprise Portfolio, the Mid Cap Value Portfolio into the EQ/American Century Mid Cap Value Portfolio, the Technology II Portfolio into the EQ/MFS Technology Portfolio, the UBS Portfolio into the EQ/Capital Guardian Research Portfolio, the Small Cap Growth Portfolio into the EQ/Morgan Stanley Small Cap Growth Portfolio, and the Small Cap Value Portfolio into the 1290 VT Small Cap Value Portfolio each is intended to qualify for federal income tax purposes as a tax-free reorganization. Please see “Additional Information about the Reorganizations — Federal Income Tax Consequences of the Reorganizations” below for further information.

The Board of each respective Trust has unanimously approved the Reorganization Plan with respect to each Acquired Portfolio and each Acquiring Portfolio, respectively. Accordingly, the Board of each respective Trust is submitting each Reorganization Plan for approval by each Acquired Portfolio’s shareholders. In considering whether to approve the Proposals, you should review the discussion of the Proposals set forth below. In addition, you should review the information in this Combined Proxy Statement/Prospectus that relates to each Proposal and Reorganization Plan generally. The Board of each Trust recommends that you vote “FOR” the relevant Proposal(s) to approve the Reorganization Plan(s).

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PROPOSAL 1: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE FRANKLIN PORTFOLIO, A SERIES OF EQ TRUST, INTO THE EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO, A SERIES OF EQ TRUST.

This Proposal 1 requests your approval of a Reorganization Plan pursuant to which the Franklin Portfolio will be reorganized into the EQ/Aggressive Growth Strategy Portfolio. In considering whether you should approve the Proposal, you should note that:

•

The Franklin Portfolio and the EQ/Aggressive Growth Strategy Portfolio have similar investment objectives. The Franklin Portfolio primarily seeks capital appreciation and secondarily seeks income. The EQ/Aggressive Growth Strategy Portfolio seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation. Although the Portfolios’ objectives are stated differently, each Portfolio focuses on capital appreciation and provides significant exposure to equity securities, while also seeking income, and thus the objectives do not differ materially.

•

Both Portfolios provide diversified exposure primarily to equity securities, but also to fixed income securities. Both Portfolios pursue their investment objectives by investing in other mutual funds (“Underlying Portfolios”) managed by the Adviser and sub-advised by one or more investment sub-advisers (“Sub-Advisers”). Securities in which both Portfolios’ Underlying Portfolios may invest include large cap, mid cap, and small cap equity securities, domestic and foreign securities, including emerging markets securities, investment grade securities, and below investment grade securities (also known as high yield or “junk” bonds). In addition, both Portfolios may invest in Underlying Portfolios that employ derivatives (including futures contracts) and in Underlying Portfolios that employ volatility management techniques to manage equity exposure; when market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure.

•

There are, however, differences between the two Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparison of Investment Objectives, Policies and Strategies” below.

•

The Franklin Portfolio allocates its assets on approximately an equal, fixed percentage basis (i.e., approximately 33 1/3% ) among each of three Underlying Portfolios: the EQ/Franklin Balanced Managed Volatility Portfolio, the EQ/Templeton Global Equity Managed Volatility Portfolio (together, the “Franklin Templeton Portfolios”) and the EQ/500 Managed Volatility Portfolio. Each of the Franklin Templeton Portfolios is managed by the Adviser and sub-advised by two sub-advisers, one of which sub-advises the portion of a Franklin Templeton Portfolio’s assets that is actively managed, and the other of which sub-advises the portion of a Franklin Templeton Portfolio’s assets that seeks to track the performance (before fees and expenses) of an index or indices with minimal tracking error, which is commonly referred to as an indexing strategy. The EQ/500 Managed Volatility Portfolio is managed by the Adviser and sub-advised by two sub-advisers, one of which utilizes an indexing strategy for the portfolio and the other of which is responsible for the selection, research and trading of futures and options to manage the portfolio’s equity exposure. The Franklin Portfolio does not have an investment policy to invest an approximate “target” percentage of its assets in equity investments and fixed income investments, but as of January 31, 2020, the Portfolio had approximately 80% of its assets in equity investments and approximately 20% of its assets in fixed income investments through investments in its three Underlying Portfolios.

•

The EQ/Aggressive Growth Strategy Portfolio, unlike the Franklin Portfolio, does not invest in Underlying Portfolios on a fixed percentage basis; rather the EQ/Aggressive Growth Strategy Portfolio invests according to an “asset allocation target.” The Portfolio’s current asset allocation target is to invest approximately 80% of its assets in equity investments and approximately 20% of its assets in fixed income investments through investments in Underlying Portfolios. As of

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January 31, 2020, the Underlying Portfolios in which the Portfolio was invested were generally Underlying Portfolios that are managed by the Adviser and sub-advised by a sub-adviser that utilizes an indexing strategy (but generally not an active management strategy) for the portfolio (or a portion of the portfolio), and Underlying Portfolios that are managed by the Adviser and sub-advised by two sub-advisers, one of which utilizes an indexing strategy for the portfolio and the other of which is responsible for the selection, research and trading of futures and options to manage the portfolio’s equity exposure. As of January 31, 2020, the EQ/Aggressive Growth Strategy Portfolio had approximately 50% of its net assets invested in the EQ/500 Managed Volatility Portfolio.

•

Each Portfolio’s principal risks include affiliated portfolio risk, credit risk, derivatives risk, equity risk, foreign securities risk, futures contract risk, index strategy risk, interest rate risk, investment grade securities risk, large-cap company risk, leveraging risk, market risk, mid-cap and small-cap company risk, mortgage-related and other asset-backed securities risk, non-investment grade securities risk, portfolio management risk, prepayment risk and extension risk, risks related to investments in Underlying Portfolios, and volatility management risk. The Franklin Portfolio also is subject to convertible securities risk, currency risk, distressed companies risk, emerging markets risk, liquidity risk, loan risk, and special situations risk as principal risks, while the EQ/Aggressive Growth Strategy Portfolio generally is not. The EQ/Aggressive Growth Strategy Portfolio also is subject to ETFs risk as a principal risk, while the Franklin Portfolio generally is not. To the extent the EQ/Aggressive Growth Strategy Portfolio generally will invest a lesser percentage of its assets in foreign securities than the Franklin Portfolio, its risk profile will differ from that of the Franklin Portfolio with respect to the degree of risk associated with those investments. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for each Portfolio, and FMG LLC will continue to manage and administer the EQ/Aggressive Growth Strategy Portfolio after the Reorganization. For a detailed description of FMG LLC, please see “Additional Information about the Portfolios — The Adviser” below.

•

The Franklin Portfolio and the EQ/Aggressive Growth Strategy Portfolio had net assets of approximately $1.07 billion and $4.28 billion, respectively, as of January 31, 2020. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $5.35 billion.

•

As shown in the “Summary” above, the shareholders of Class IA and Class IB of the Franklin Portfolio will receive Class IB and Class IB shares, respectively, of the EQ/Aggressive Growth Strategy Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the EQ/Aggressive Growth Strategy Portfolio Class IB shares for the fiscal year following the Reorganization will be 1.03%, which is lower than those for the Franklin Portfolio Class IA and Class IB shares for the fiscal year ended December 31, 2019, which were 1.18% and 1.18%, respectively. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below. There is no assurance that fees and expenses will not increase after April 30, 2021, when the expense limitation arrangement (described below) for the EQ/Aggressive Growth Strategy Portfolio will terminate if it is not renewed by the Board.

•

The EQ/Aggressive Growth Strategy Portfolio has a higher management fee than the Franklin Portfolio. The management fee for the Franklin Portfolio is equal to an annual rate of 0.05% of its average daily net assets, while the maximum management fee for the EQ/Aggressive Growth Strategy Portfolio is equal to an annual rate of 0.10% of its average daily net assets. However, the total annual operating expense ratio (including acquired fund fees and expenses) for the EQ/Aggressive Growth Strategy Portfolio is lower than that for the Franklin Portfolio, primarily because the EQ/Aggressive Growth Strategy

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Portfolio is subject to lower acquired fund fees and expenses for its Underlying Portfolios. In addition, as discussed below, the EQ/Aggressive Growth Strategy Portfolio currently has a lower expense limitation arrangement in place than that for the Franklin Portfolio.

•

The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated together and with the assets of multiple other portfolios of EQ Trust and all the portfolios of VIP Trust (together, the “Aggregated Portfolios”), all of which are managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios; 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.080% thereafter. A complete list of the Aggregated Portfolios is provided in “Additional Information about the Portfolios — Management and Administrative Fees” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Franklin Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class IA and Class IB shares of the Portfolio.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the EQ/Aggressive Growth Strategy Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares of the Portfolio

•	The Class IB shares of the EQ/Aggressive Growth Strategy Portfolio and the Class IA and Class IB shares of the Franklin Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•	For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•

The Class IB shares of EQ/Aggressive Growth Strategy Portfolio outperformed compared to the Class IA and Class IB shares of the Franklin Portfolio for the one-year and five-year periods ended December 31, 2019. Please see “Comparative Performance Information” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the EQ/Aggressive Growth Strategy Portfolio. It is not expected that the EQ/Aggressive Growth Strategy Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Franklin Portfolio. FMG LLC has reviewed the Franklin Portfolio’s current portfolio holdings and determined that the holdings generally are compatible with the EQ/Aggressive Growth Strategy Portfolio’s investment objective and policies. Thus, FMG LLC believes that, if the Reorganization is approved, all or a substantial portion of the holdings of the Franklin Portfolio could be transferred to and held by the EQ/Aggressive Growth Strategy Portfolio. Approximately one-third of the assets of the Franklin Portfolio is invested in the EQ/500 Managed Volatility Portfolio, which will be transferred in-kind in connection with the Reorganization, as this Underlying

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Portfolio is also an Underlying Portfolio for the EQ/Aggressive Growth Strategy Portfolio. However, it is expected that, prior to the Closing Date, the Franklin Portfolio will redeem its investments in the EQ/Franklin Balanced Managed Volatility Portfolio and the EQ/Templeton Global Equity Managed Volatility Portfolio, which constitute approximately two-thirds of the Franklin Portfolio’s assets, for cash. The sale of investments by the Franklin Portfolio in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized. The Franklin Portfolio’s sale of shares of the Underlying Portfolios is not expected to result in the Franklin Portfolio incurring any direct transactions costs because there are no commissions or other charges assessed by the Underlying Portfolios for redeeming shares held by the Franklin Portfolio. However, it is expected that the Underlying Portfolios in which the Franklin Portfolio will have to sell investments in order to raise cash to pay the redemptions to the Franklin Portfolio in connection with the Reorganization. This could result in the Underlying Portfolios having to sell securities at a disadvantageous time and price and would result in those Underlying Portfolios realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. Such transaction costs could be material, but FMG LLC intends to implement transactions in connection with the Reorganization in an orderly manner and believes that the transaction costs incurred by the Underlying Portfolios will be reasonable. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization.

•

Expenses of the Reorganization are estimated to be $102,280. To the extent that Reorganization expenses exceed the Franklin Portfolio’s expense limitation set forth in its expense limitation arrangement, they will be paid by FMG LLC.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below. For ease of comparison, the principal risks are listed alphabetically, but for each Portfolio, the most significant principal risks are indicated with an asterisk (*).

Risks	EQ/Aggressive Growth Strategy Portfolio	Franklin Portfolio
Affiliated Portfolio Risk	X	X
Convertible Securities Risk		X
Credit Risk	X*	X*
Derivatives Risk	X	X
Distressed Companies Risk		X
Equity Risk	X*	X*
ETFs Risk	X
Foreign Securities Risk	X	X
Currency Risk		X
Emerging Markets Risk		X
Futures Contract Risk	X	X
Index Strategy Risk		X
Interest Rate Risk	X*	X*
Investment Grade Securities Risk	X	X
Large-Cap Company Risk	X	X
Leveraging Risk	X	X
Liquidity Risk		X
Loan Risk		X
Market Risk	X	X
Mid-Cap and Small-Cap Company Risk	X	X
Mortgage-Related and Other Asset-Backed Securities Risk	X	X
Non-Investment Grade Securities Risk	X	X
Portfolio Management Risk	X	X
Prepayment Risk and Extension Risk	X	X
Risks Related to Investments in Underlying Portfolios	X*	X*
Special Situations Risk		X
Volatility Management Risk	X*	X*

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In addition to the risks noted above, as noted in the prospectuses for the Underlying Portfolios, FMG LLC and, in certain cases, an affiliate, serve as investment manager, investment sub-adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Portfolio. In this connection, the Adviser’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class IA and Class IB Shares of the Franklin Portfolio and the Class IB Shares of the EQ/Aggressive Growth Strategy Portfolio and the estimated pro forma fees and expenses of the Class IB Shares of the EQ/Aggressive Growth Strategy Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by the relevant class of its shares for the fiscal year ended December 31, 2019. The pro forma fees and expenses of the EQ/Aggressive Growth Strategy Portfolio shares assume that the Reorganization was in effect for the year ended December 31, 2019. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Franklin Portfolio	EQ/Aggressive Growth Strategy Portfolio	Pro Forma EQ/Aggressive Growth Strategy Portfolio (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Franklin Portfolio		EQ/Aggressive Growth Strategy Portfolio	Pro Forma EQ/Aggressive Growth Strategy Portfolio (assuming the Reorganization is approved)
	Class IA	Class IB	Class IB	Class IB
Management Fee	0.05%	0.05%	0.10%	0.09%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.14%	0.14%	0.14%	0.14%
Acquired Fund Fees and Expenses	0.74%	0.74%	0.55%	0.55%
Total Annual Portfolio Operating Expenses	1.18%	1.18%	1.04%	1.03%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year; and

•	The Portfolio’s operating expenses remain the same.

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This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Franklin Portfolio
Class IA	$120	$375	$649	$1,432
Class IB	$120	$375	$649	$1,432
EQ/Aggressive Growth Strategy Portfolio
Class IB	$106	$331	$574	$1,271
Pro Forma EQ/Aggressive Growth Strategy Portfolio (assuming the Reorganization is approved)
Class IB	$105	$328	$569	$1,259

Portfolio Turnover

Each Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2019, the portfolio turnover rates for each of the Franklin Portfolio and the EQ/Aggressive Growth Strategy Portfolio were 8% and 8%, respectively, of the average value of the Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Franklin Portfolio with those of the EQ/Aggressive Growth Strategy Portfolio. The Board of EQ Trust may change the investment objective of a Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
EQ/Aggressive Growth Strategy Portfolio	Franklin Portfolio
Investment Objective	Investment Objective

Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.	Primarily seeks capital appreciation and secondarily seeks income.

Principal Investment Strategies	Principal Investment Strategies

The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by the Adviser and sub-advised by one or more investment sub-advisers (“Sub-Adviser”).	The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the EQ/Franklin Balanced Managed Volatility Portfolio and the EQ/Templeton Global Equity Managed Volatility Portfolio (together, the “Franklin Templeton Portfolios”) and the EQ/500 Managed Volatility Portfolio (together with the Franklin Templeton Portfolios, the “Underlying Portfolios”), each of which is a separate portfolio managed by the Adviser. Each of the Franklin Templeton Portfolios is managed by the Adviser and sub-advised by Franklin Advisers, Inc. (EQ/Franklin Balanced Managed Volatility Portfolio) or Templeton Global Advisors Limited (EQ/Templeton Global Equity Managed Volatility Portfolio), each of which sub-advises the portion of a Franklin Templeton Portfolio’s assets that is actively managed, and another sub-adviser that sub-advises the portion of each Franklin Templeton Portfolio’s assets that seeks to track the performance (before fees and expenses) of an index or indices with minimal tracking error, which is commonly referred to as an indexing strategy. The EQ/500 Managed Volatility Portfolio is managed by the Adviser and sub-advised by two sub-advisers, one of which utilizes an indexing strategy for the portfolio and the other of which is responsible for the selection, research and trading of futures and options to manage the portfolio’s equity exposure.

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Acquiring Portfolio	Acquired Portfolio
EQ/Aggressive Growth Strategy Portfolio	Franklin Portfolio

No corresponding strategy.	The Portfolio’s assets will be allocated on approximately an equal basis (33 1/3%) among each of the Underlying Portfolios. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Adviser has based the fixed percentage allocations for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio’s investment objectives.

The Portfolio invests approximately 80% of its assets in equity investments and approximately 20% of its assets in fixed income investments through investments in Underlying Portfolios. Actual allocations among asset classes can deviate from the amounts shown above by up to 15% of the Portfolio’s assets.	No corresponding strategy.

The equity asset class may include securities of small-, mid- and large-capitalization companies and exchange-traded funds. The fixed income asset class may include investment grade securities, below investment grade securities (also known as high yield or “junk” bonds), mortgage-backed securities and government securities. These securities may include securities with maturities that range from short to longer term. The asset classes may include securities of foreign issuers in addition to securities of domestic issuers.	No corresponding strategy.

No corresponding strategy.	The EQ/Franklin Balanced Managed Volatility Portfolio seeks to maximize income while maintaining prospects for capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio. This portfolio’s assets normally are allocated among two distinct portions: one portion is actively managed (the “Active Allocated Portion”) and one portion seeks to track the performance (before fees and expenses) of a particular index or indices (the “Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion invests in a diversified portfolio of debt and equity securities, including convertible securities. Debt securities in which the Active Allocated Portion may invest include investment grade and below investment grade fixed income securities (also known as high yield or “junk” bonds and which may be illiquid), asset- and mortgage-backed securities, and, to a limited extent, loan participations and government securities. The Index Allocated Portion is allocated among two sub-portions, which seek to track the performance (before fees and expenses) of the Standard & Poor’s 500® Composite Stock Index (“S&P 500 Index”) and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, respectively.

No corresponding strategy.	The EQ/Templeton Global Equity Managed Volatility Portfolio seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the portfolio. The portfolio’s assets normally are allocated among two distinct portions: an Active Allocated Portion and an Index Allocated Portion. Under normal circumstances, the Active Allocated Portion invests primarily in equity securities of companies located anywhere in the world, including emerging markets. The Index Allocated Portion is comprised of two strategies, which seek to track the performance (before fees and expenses) of the S&P 500 Index and the Morgan Stanley Capital International EAFE Index, respectively.

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Acquiring Portfolio	Acquired Portfolio
EQ/Aggressive Growth Strategy Portfolio	Franklin Portfolio

No corresponding strategy.	The EQ/500 Managed Volatility Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the portfolio. The portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of large-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the portfolio based on the level of volatility in the market. The Index Allocated Portion seeks to track the performance (before fees and expenses) of the S&P 500 Index. The other portion of the portfolio invests in futures and options contracts, including contracts on the S&P 500 Index, and other strategies to manage the portfolio’s equity exposure.

The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

The EQ/Franklin Balanced Managed Volatility Portfolio also may invest up to 25% of its assets in derivatives such as futures and options.

The EQ/Templeton Global Equity Managed Volatility Portfolio also may invest up to 25% of its assets in derivatives such as futures and options.

The EQ/500 Managed Volatility Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 500 Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

A portfolio’s investments in derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the portfolio’s gain or loss.

In addition, the Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the Portfolio’s overall risk, it may result in periods of underperformance. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

The EQ/Franklin Balanced Managed Volatility Portfolio seeks to maximize income while maintaining prospects for capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

The EQ/Templeton Global Equity Managed Volatility Portfolio seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the portfolio.

The EQ/500 Managed Volatility Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the portfolio.

The Adviser may change the asset allocation targets and the particular Underlying Portfolios in which the Portfolio invests.	The Adviser reserves the right to add new underlying portfolios or replace existing underlying portfolios without shareholder approval.

The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.	No corresponding strategy.

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Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in each Portfolio’s performance from year to year and by showing how the Franklin Portfolio’s average annual total returns for the past one-, five- and ten-year periods, and the EQ/Aggressive Growth Strategy Portfolio’s average annual total returns for the past one- and five-year periods and since inception periods, through December 31, 2019, compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how each Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest and, for the Franklin Portfolio, the returns of a volatility managed index. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Franklin Portfolio — Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 10.28% (2010 3rd Quarter)	Worst quarter (% and time period) -14.81% (2011 3rd Quarter)

EQ/Aggressive Growth Strategy Portfolio — Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 10.53% (2019 1st Quarter)	Worst quarter (% and time period) -12.29% (2018 4th Quarter)

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Franklin Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Five Years	Ten Years
Franklin Portfolio — Class IA Shares	22.24%	6.44%	8.00%
Franklin Portfolio — Class IB Shares	22.25%	6.44%	7.95%
66% Volatility Managed Index–Large Cap Core/17% Volatility Managed Index–International/17% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index Index (reflects no deduction for fees, expenses, or taxes)	24.99%	8.88%	10.10%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	6.80%	2.57%	3.05%

EQ/Aggressive Growth Strategy Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Five Years	Since Inception
EQ/Aggressive Growth Strategy Portfolio — Class IB Shares	22.51%	7.30%	9.09%
EQ/Aggressive Growth Strategy Index (reflects no deduction for fees, expenses, or taxes)	23.32%	8.32%	10.05%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.92%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.99%	1.65%

Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2019, and of the EQ/Aggressive Growth Strategy Portfolio on a pro forma combined basis as of December 31, 2019, after giving effect to the proposed Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Franklin Portfolio — Class IA Shares	$5.1	$9.10	564,198
Franklin Portfolio — Class IB Shares	$1,091.9	$9.10	120,029,294
EQ/Aggressive Growth Strategy Portfolio — Class IB Shares	$4,321.8	$16.04	269,409,092
Adjustments*			(52,179,116)
Pro forma EQ/Aggressive Growth Strategy Portfolio — Class IB Shares (assuming the Reorganization is approved)	$5,418.8	$16.04	337,823,468
Total Pro forma Net Assets (assuming the Reorganization is approved)	$5,418.8

*	The adjustments reflect retired shares of the Acquired Portfolio.

AFTER CAREFUL CONSIDERATION, THE BOARD OF EQ TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE FRANKLIN PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THE PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

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PROPOSAL 2: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE TECHNOLOGY II PORTFOLIO, A SERIES OF EQ TRUST, INTO THE EQ/MFS TECHNOLOGY PORTFOLIO, A SERIES OF EQ TRUST.

This Proposal 2 requests your approval of a Reorganization Plan pursuant to which the Technology II Portfolio will be reorganized into the EQ/MFS Technology Portfolio. In considering whether you should approve the Proposal, you should note that:

•

The Technology II Portfolio and the EQ/MFS Technology Portfolio have substantially the same investment objectives. The Technology II Portfolio seeks to achieve growth of capital, while the EQ/MFS Technology Portfolio seeks to achieve capital appreciation. Although the Portfolios’ objectives are stated differently, the objectives do not differ materially.

•

The Portfolios have substantially the same investment policies and strategies. Each Portfolio is actively managed by Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS” or the “Sub-Adviser”). Each Portfolio, under normal circumstances, invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of issuers principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The Sub-Adviser considers an issuer to be principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements if at least 50% of any issuer’s assets, income, sales, or profits are committed to, or derived from, such activities, or a third party has given the issuer an industry or sector classification consistent with such activities. These issuers are in such fields as computer systems and software, networking and telecommunications, internet, business services and electronics. Each Portfolio may invest in securities of companies of any size and may invest in foreign securities, including emerging market securities. Each Portfolio normally invests primarily in equity securities. In addition, each Portfolio is non-diversified, which means that it may invest a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified portfolio. In selecting investments for each Portfolio, the Sub-Adviser is not constrained to any particular investment style.

•

There are, however, differences between the two Portfolios’ principal investment policies and strategies of which you should be aware. The Technology II Portfolio will concentrate (i.e., invest 25% or more of its total assets) its investments in securities of science and technology companies or companies that benefit from the application of science and/or technology, while the EQ/MFS Technology Portfolio will concentrate its investments in the securities of issuers in the industries in the technology sector. The Technology II Portfolio also seeks to invest in issuers that are principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological and scientific advances and improvements, and these issuers include issuers in the healthcare field. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparison of Investment Objectives, Policies and Strategies” below.

•

The Portfolios are subject to the same principal risks, which include currency risk, emerging markets risk, equity risk, European economic risk, foreign securities risk, geographic concentration risk, investment style risk, large-cap company risk, liquidity risk, market risk, mid-cap and small-cap company risk, new portfolio risk, non-diversified portfolio risk, portfolio management risk, sector risk, securities lending risk, and technology sector risk. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for both Portfolios. FMG LLC has selected MFS as the sub-adviser to both Portfolios. FMG LLC will continue to manage and administer, and MFS will continue to sub-advise, the EQ/MFS Technology Portfolio after the Reorganization.

•

The Adviser has been granted relief by the SEC to hire, terminate and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into a sub-advisory agreement on behalf of a

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Portfolio with an “affiliated person” of the Adviser, unless the sub-advisory agreement, including compensation, is approved by the Portfolio’s shareholders. For a detailed description of the Adviser and the Sub-Adviser to the EQ/MFS Technology Portfolio, please see “Additional Information about the Portfolios — The Adviser” and “ — The Sub-Advisers” below.

•

The Technology II Portfolio and the EQ/MFS Technology Portfolio had net assets of approximately $185.4 million and $282.7 million, respectively, as of January 31, 2020. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $468.1 million.

•

As shown in the “Summary” above, the shareholders of Class IB of the Technology II Portfolio will receive Class IB shares of the EQ/MFS Technology Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the EQ/MFS Technology Portfolio Class IB shares for the fiscal year following the Reorganization will be 1.14%, which is lower than that for the Technology II Portfolio Class IB shares for the fiscal year ended December 31, 2019, which was 1.15%. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below. There is no assurance that fees and expenses will not increase after April 30, 2021, when the expense limitation arrangement (described below) for the EQ/MFS Technology Portfolio will terminate if it is not renewed by the Board.

•

The EQ/MFS Technology Portfolio has a lower management fee than the Technology II Portfolio. The maximum management fee for the Technology II Portfolio is equal to an annual rate of 0.85% of its average daily net assets, while the maximum management fee for the EQ/MFS Technology Portfolio is equal to an annual rate of 0.75% of its average daily net assets. In addition, as discussed below, the EQ/MFS Technology Portfolio currently has a lower expense limitation arrangement in place than that for the Technology II Portfolio.

•

The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $30,000. For purposes of calculating the asset-based administration fee, the assets of the Portfolios and multiple other “single-advised” portfolios of EQ Trust (together, the “Single-Advised Portfolios”), all of which are managed by FMG LLC, are aggregated together. The asset-based administration fee is equal to an annual rate of 0.100% of the first $30 billion of the aggregate average daily net assets of the Single-Advised Portfolios; 0.0975% on the next $10 billion; 0.0950% on the next $5 billion; and 0.080% thereafter. A complete list of the Single-Advised Portfolios is provided in “Additional Information about the Portfolios — Management and Administrative Fees” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Technology II Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares of the Portfolio.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the EQ/MFS Technology Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio

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(other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.14% for Class IB shares of the Portfolio.

•

In addition, FMG LLC has agreed to implement an additional voluntary waiver for the Technology II Portfolio so that the annual operating expenses (as described above) of the Technology II Portfolio and the EQ/MFS Technology Portfolio will be the same through the date of the Reorganization.

•	The Class IB shares of the EQ/MFS Technology Portfolio and the Class IB shares of the Technology II Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•	For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•

The Class IB shares of EQ/MFS Technology Portfolio underperformed compared to the Class IB shares of the Technology II Portfolio for the one-year and since inception periods ended December 31, 2019. Please see “Comparative Performance Information” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the EQ/MFS Technology Portfolio. It is not expected that the EQ/MFS Technology Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Technology II Portfolio. FMG LLC has reviewed the Technology II Portfolio’s current portfolio holdings and determined that the holdings generally are compatible with the EQ/MFS Technology Portfolio’s investment objective and policies. Thus, FMG LLC believes that, if the Reorganization is approved, all or a substantial portion of the holdings of the Technology II Portfolio could be transferred to and held by the EQ/MFS Technology Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that, if the Reorganization is approved, the holdings of the Technology II Portfolio involved therein that are not compatible with the EQ/MFS Technology Portfolio’s investment objective and policies, if any, will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with the EQ/MFS Technology Portfolio’s investment objective and policies. The portion of the Technology II Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by FMG LLC of the compatibility of those holdings with the EQ/MFS Technology Portfolio’s portfolio composition and investment objective and policies. The need for the Technology II Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and its (and indirectly its investors) incurring transaction costs that would not otherwise have been incurred. It is estimated that the Technology II Portfolio will not sell any of its holdings in connection with its Reorganization and, therefore, no or minimal portfolio transaction costs are estimated to be incurred. This estimate is subject to change depending on the factors outlined above. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization.

•

Expenses of the Reorganization are estimated to be $80,164. To the extent that Reorganization expenses exceed the Technology II Portfolio’s expense limitation set forth in its expense limitation arrangement, they will be paid by FMG LLC.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below. For

24

ease of comparison, the principal risks are listed alphabetically, but for each Portfolio, the most significant principal risks are indicated with an asterisk (*).

Risks	EQ/MFS Technology Portfolio	Technology II Portfolio
Equity Risk	X*	X*
Foreign Securities Risk	X	X
Currency Risk	X	X
Emerging Markets Risk	X	X
European Economic Risk	X	X
Geographic Concentration Risk	X	X
Investment Style Risk	X	X
Large-Cap Company Risk	X	X
Liquidity Risk	X*	X*
Market Risk	X	X
Mid-Cap and Small-Cap Company Risk	X	X
New Portfolio Risk	X	X
Non-Diversified Portfolio Risk	X*	X*
Portfolio Management Risk	X	X
Sector Risk	X*	X*
Securities Lending Risk	X	X
Technology Sector Risk	X*	X*

Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class IB Shares of the Technology II Portfolio and the Class IB Shares of the EQ/MFS Technology Portfolio and the estimated pro forma fees and expenses of the Class IB Shares of the EQ/MFS Technology Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by the relevant class of its shares for the fiscal year ended December 31, 2019. The pro forma fees and expenses of the EQ/MFS Technology Portfolio shares assume that the Reorganization was in effect for the year ended December 31, 2019. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Technology II Portfolio	EQ/MFS Technology Portfolio	Pro Forma EQ/MFS Technology Portfolio (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Technology II Portfolio	EQ/MFS Technology Portfolio	Pro Forma EQ/MFS Technology Portfolio (assuming the Reorganization is approved)
	Class IB	Class IB	Class IB
Management Fee	0.85%	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.25%
Other Expenses	0.17%	0.15%	0.14%
Total Annual Portfolio Operating Expenses	1.27%	1.15%	1.14%
Fee Waiver and/or Expense Reimbursement†	(0.12)%	(0.01)%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.14%	1.14%

†

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of (1) the Technology II Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of the

25

arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.15% for Class IB shares of the Portfolio, and (2) the EQ/MFS Technology Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.14% for Class IB shares of the Portfolio.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The expense limitation arrangement with respect to the Portfolio is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Technology II Portfolio
Class IB	$117	$391	$685	$1,523
EQ/MFS Technology Portfolio
Class IB	$116	$364	$632	$1,397
Pro Forma EQ/MFS Technology Portfolio (assuming the Reorganization is approved)
Class IB	$116	$362	$628	$1,386

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2019, the portfolio turnover rates for each of the Technology II Portfolio and the EQ/MFS Technology Portfolio were 37% and 29%, respectively, of the average value of the Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Technology II Portfolio with those of the EQ/MFS Technology Portfolio. The Board of EQ Trust may change the investment objective of a Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
EQ/MFS Technology Portfolio	Technology II Portfolio
Investment Objective	Investment Objective

Seeks to achieve capital appreciation.	Seeks to provide growth of capital.

Principal Investment Strategies	Principal Investment Strategies

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Acquiring Portfolio	Acquired Portfolio
EQ/MFS Technology Portfolio	Technology II Portfolio

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of issuers principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The Sub-Adviser considers an issuer to be principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements if at least 50% of any issuer’s assets, income, sales, or profits are committed to, or derived from, such activities, or a third party has given the issuer an industry or sector classification consistent with such activities. These issuers are in such fields as computer systems and software, networking and telecommunications, internet, business services and electronics.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of issuers principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The Sub-Adviser considers an issuer to be principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological and scientific advances and improvements if at least 50% of any issuer’s assets, income, sales, or profits are committed to, or derived from, such activities, or a third party has given the issuer an industry or sector classification consistent with such activities. These issuers are in such fields as computer systems and software, networking and telecommunications, internet, business services, electronics and healthcare.

The Portfolio may invest in securities of companies of any size and may invest in foreign securities, including emerging market securities.	Same.

The Portfolio normally invests primarily in equity securities. Equity securities include common stocks and other securities that represent an ownership interest (or the right to acquire an ownership interest) in a company or other issuer.	Same.

The Portfolio is non-diversified, which means that it may invest a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified portfolio.	Same.

In selecting investments for the Portfolio, the Sub-Adviser is not constrained to any particular investment style. The Sub-Adviser may invest the Portfolio’s assets in the stocks of companies the Sub-Adviser believes to have above average earnings growth potential compared to other companies (growth companies) or the stocks of companies it believes are undervalued compared to their perceived worth (value companies) or in a combination of growth and value companies. However, companies that benefit from technological advancements and improvements often are growth companies. The stocks of growth companies tend to have prices that are high relative to their earnings, dividends, book value, or other financial measures.	Same.

The Sub-Adviser uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.	Same.

The Portfolio will concentrate its investments in the securities of issuers in the industries in the technology sector.	The Portfolio will concentrate its investments in securities of science and technology companies or companies that benefit from the application of science and/or technology.

The Portfolio also may lend its portfolio securities to earn additional income.	Same.

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Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how each Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2019, compared to the returns of a broad-based securities market index. The additional index shows how each Portfolio’s performance compared with the returns of another index that has characteristics relevant to the Portfolio’s investment strategies. Past performance is not an indication of future performance.

For Technology II Portfolio, performance information for the periods prior to November 29, 2019 is that of the Portfolio when it followed different principal investment strategies and engaged a different Sub-Adviser.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Technology II Portfolio — Calendar Year Total Return (Class IB)

Best quarter (% and time period) 21.25% (2019 1st Quarter)	Worst quarter (% and time period) -2.03% (2019 3rd Quarter)

EQ/MFS Technology Portfolio — Calendar Year Total Return (Class IB)

Best quarter (% and time period) 19.14% (2019 1st quarter)	Worst quarter (% and time period) -2.22% (2019 3rd Quarter)

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Technology II Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Since Inception
Technology II Portfolio — Class IB Shares (Inception Date: October 22, 2018)	46.68%	24.17%
85% MSCI ACWI Information Technology (Net) Index/15% MSCI ACWI Health Care (Net) Index (reflects no deduction for fees, expenses, or taxes)	43.13%	24.35%
S&P North American Technology Sector Index (reflects no deduction for fees, expenses, or taxes)	42.68%	23.00%

EQ/MFS Technology Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Since Inception
EQ/MFS Technology Portfolio — Class IB Shares (Inception Date: October 22, 2018)	35.84%	17.85%
S&P North American Technology Sector Index (reflects no deduction for fees, expenses, or taxes)	42.68%	23.00%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	16.09%

Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2019, and of the EQ/MFS Technology Portfolio on a pro forma combined basis as of December 31, 2019, after giving effect to the proposed Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Technology II Portfolio — Class IB Shares	$177.7	$36.78	4,830,063
EQ/MFS Technology Portfolio — Class IB Shares	$268.1	$22.36	11,992,791
Adjustments*			3,116,220
Pro forma EQ/MFS Technology Portfolio — Class IB Shares (assuming the Reorganization is approved)	$445.8	$22.36	19,939,074
Total Pro forma Net Assets (assuming the Reorganization is approved)	$445.8

*	The adjustments reflect additional shares issued of the Acquiring Portfolio.

AFTER CAREFUL CONSIDERATION, THE BOARD OF EQ TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE TECHNOLOGY II PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THE PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

PROPOSAL 3: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE TEMPLETON PORTFOLIO, A SERIES OF EQ TRUST, INTO THE 1290 VT SMARTBETA EQUITY PORTFOLIO, A SERIES OF EQ TRUST.

This Proposal 3 requests your approval of a Reorganization Plan pursuant to which the Templeton Portfolio will be reorganized into the 1290 VT SmartBeta Equity Portfolio. In considering whether you should approve the Proposal, you should note that:

•

The Templeton Portfolio and the 1290 VT SmartBeta Equity Portfolio have similar but distinct investment objectives. The Templeton Portfolio seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio. The 1290 VT SmartBeta Equity Portfolio seeks to achieve long-term capital appreciation. In addition, as discussed below, its Sub-Adviser’s SmartBeta Equity strategy seeks to achieve, over a full market cycle, above-market returns with less volatility compared to the equity markets as a whole.

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•	Each Portfolio normally invests at least 80% of its net assets in equity securities.

•

There are, however, differences between the two Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparison of Investment Objectives, Policies and Strategies” below.

•

The Templeton Portfolio, under normal circumstances, invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities (or other financial instruments that derive their value from such securities). The Portfolio normally will invest a significant portion of its assets in foreign securities. The Portfolio operates as a multimanager fund by allocating its assets between two investment sub-advisers, each of which manages its allocated portion of the Portfolio using a different but complementary investment strategy. The Portfolio is structured so that approximately 50% of its assets are actively managed by a sub-adviser (“Active Allocated Portion”) and approximately 50% of its assets are allocated to a sub-adviser that seeks to track the performance (before fees and expenses) of the Standard & Poor’s 500® Composite Stock Index (the “S&P 500”) and the Morgan Stanley Capital International EAFE Index (“MSCI EAFE”) (“Index Allocated Portion”). The Portfolio’s Active Allocated Portion is sub-advised by Templeton Global Advisors Limited (“Templeton Global”), and its Index Allocated Portion is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

•

Under normal circumstances, the Active Allocated Portion invests primarily in equity securities, including common stocks and preferred stocks, of companies located anywhere in the world, including emerging markets. The Active Allocated Portion may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Although the Active Allocated Portion seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Active Allocated Portion may have significant positions in particular countries or sectors.

•

The Index Allocated Portion’s assets will be allocated in approximately the following manner: 40-60% in each of the S&P 500 and the MSCI EAFE. Generally, each portion of the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion.

•	The Adviser also may utilize futures and options to manage equity exposure. The Portfolio may invest up to 25% of its assets in derivatives.

•

The 1290 VT SmartBeta Equity Portfolio, under normal market conditions, invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities of U.S. companies and foreign companies in developed markets and will be broadly diversified across companies and industries. The Portfolio is managed by a single investment sub-adviser, AXA Rosenberg Investment Management LLC (“Rosenberg Equities” or the “Sub-Adviser”).

•

The Sub-Adviser’s strategy differs from a traditional indexing approach under which a portfolio generally invests in all or a representative sample of the securities in the applicable index and weights those securities according to their market capitalization weightings. The Sub-Adviser believes that investing in equity markets using a traditional indexing approach exposes the investor to general market risk, including concentration in the largest capitalization securities in the applicable index, volatility and unpredictable earnings that, over a market cycle, do not necessarily provide optimal returns. In the Sub-Adviser’s view, market return, or “beta,” can be achieved with less exposure to general market risk. The Sub-Adviser’s SmartBeta Equity strategy seeks to achieve, over a full market cycle, above-market returns with less volatility compared to the equity markets as a whole. The Sub-Adviser uses computer-aided quantitative analysis to identify securities for investment.

30

•

The Sub-Adviser also integrates Environmental, Social and Governance (“ESG”) considerations into its portfolio construction process based on the Sub-Adviser’s proprietary ESG framework and scoring that seeks to optimize the ESG portfolio while substantially retaining the desired risk/return thereof. In constructing the portfolio, the Sub-Adviser evaluates each company and considers various ESG factors, including a company’s environmental impact, carbon footprint and water intensity, and assesses the potential impact of corporate controversies. The Sub-Adviser may apply this investment selection process to invest in emerging market equity securities.

•

Each Portfolio’s principal risks include currency risk, emerging markets risk, equity risk, foreign securities risk, large-cap company risk, market risk, mid-cap company risk, portfolio management risk, sector risk, and securities lending risk. The Templeton Portfolio also is subject to cash management risk, credit risk, derivatives risk, futures contract risk, index strategy risk, interest rate risk, investment style risk, large shareholder risk, leveraging risk, liquidity risk, multiple sub-adviser risk, short position risk, and volatility management risk as principal risks, while the 1290 VT SmartBeta Equity Portfolio generally is not. The 1290 VT SmartBeta Equity Portfolio also is subject to ESG considerations risk, investment strategy risk, small-cap company risk, and quantitative investing risk as principal risks, while the Templeton Portfolio generally is not. To the extent the 1290 VT SmartBeta Equity Portfolio will use a quantitative investment strategy, and not an indexing strategy, its risk profile will differ from that of the Templeton Portfolio with respect to the degree of risk associated with those strategies. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for both Portfolios. FMG LLC has selected Templeton Global as the sub-adviser to the Templeton Portfolio’s Active Allocated Portion, and FMG LLC has selected BlackRock as the sub-adviser to the Templeton Portfolio’s Index Allocated Portion. FMG LLC has selected Rosenberg Equities as the sub-adviser to the 1290 VT SmartBeta Equity Portfolio. FMG LLC will continue to manage and administer, and Rosenberg Equities will continue to sub-advise, the 1290 VT SmartBeta Equity Portfolio after the Reorganization.

•

The Adviser has been granted relief by the SEC to hire, terminate and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into a sub-advisory agreement on behalf of a Portfolio with an “affiliated person”[1] of the Adviser unless the sub-advisory agreement, including compensation, is approved by the Portfolio’s shareholders. For a detailed description of the Adviser and the Sub-Adviser to the 1290 VT SmartBeta Equity Portfolio, please see “Additional Information about the Portfolios — The Adviser” and “ — The Sub-Advisers” below.

•

The Templeton Portfolio and the 1290 VT SmartBeta Equity Portfolio had net assets of approximately $684.8 million and $32.9 million, respectively, as of January 31, 2020. As described in Proposal 1, the Templeton Portfolio currently is an underlying portfolio of another portfolio of EQ Trust, the Franklin Portfolio. The Franklin Portfolio allocates its assets equally among each of three underlying portfolios (i.e., approximately 33 1/3%), including the Templeton Portfolio. It is expected that, prior to the Closing Date, the Franklin Portfolio will redeem its investments in the Templeton Portfolio for cash. Accordingly, prior to the Closing Date, the Templeton Portfolio’s net assets will decrease significantly. Thus, if the Reorganization (and the Reorganization described in Proposal 1) had been in effect on January 31, 2020, the combined Portfolio would have had net assets of approximately $364.4 million.

•

As shown in the “Summary” above, the shareholders of Class IA, Class IB, and Class K of the Templeton Portfolio will receive Class IB, Class IB, and Class K shares, respectively, of the 1290 VT SmartBeta Equity Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

1	Although Rosenberg Equities was previously an “affiliated person” of the Adviser, it is no longer such an affiliated person.

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•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the 1290 VT SmartBeta Equity Portfolio Class IB shares for the fiscal year following the Reorganization will be 1.09%, which is lower than those for the Templeton Portfolio Class IA and Class IB shares for the fiscal year ended December 31, 2019, which were 1.10% and 1.10%, respectively, and that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the 1290 VT SmartBeta Equity Portfolio Class K shares for the fiscal year following the Reorganization will be 0.84%, which is lower than that for the Templeton Portfolio Class K shares for the fiscal year ended December 31, 2019, which was 0.85%. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below. There is no assurance that fees and expenses would not increase after April 30, 2022, when the expense limitation arrangement (described below) for the 1290 VT SmartBeta Equity Portfolio would terminate if it is not renewed by the Board.

•

The Portfolios have the same maximum management fee. The maximum management fee for each Portfolio is equal to an annual rate of 0.70% of its average daily net assets. In addition, as discussed below, if Proposal 3 is approved, the 1290 VT SmartBeta Equity Portfolio would have the same expense limitation arrangement in place as that for the Templeton Portfolio.

•	In addition to the management fee, the Portfolios are subject to different administration fee schedules.

•

The Templeton Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Templeton Portfolio and multiple other portfolios of EQ Trust and the assets of all of the portfolios of VIP Trust (together, the “Aggregated Portfolios”), all of which are managed by FMG LLC, are aggregated together. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios; 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.080% thereafter. A complete list of the Aggregated Portfolios is provided in “Additional Information about the Portfolios — Management and Administrative Fees” below.

•

The 1290 VT SmartBeta Equity Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $30,000. For purposes of calculating the asset-based administration fee, the assets of the 1290 VT SmartBeta Equity Portfolio and multiple other “single-advised” portfolios of EQ Trust (together, the “Single-Advised Portfolios”), all of which are managed by FMG LLC, are aggregated together. The asset-based administration fee is equal to an annual rate of 0.100% of the first $30 billion of the aggregate average daily net assets of the Single-Advised Portfolios; 0.0975% on the next $10 billion; 0.0950% on the next $5 billion; and 0.080% thereafter. A complete list of the Single-Advised Portfolios is provided in “Additional Information about the Portfolios — Management and Administrative Fees” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Templeton Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.10% for Class IA and Class IB shares and 0.85% for Class K shares of the Portfolio.

•

If Proposal 3 is approved, FMG LLC has undertaken to enter into a new contractual expense limitation arrangement with respect to the 1290 VT SmartBeta Equity Portfolio. Under this contract, FMG LLC would agree to make payments or waive its management, administrative and other fees to limit the expenses of the 1290 VT SmartBeta Equity Portfolio through April 30, 2022 (unless the Board of Trustees

32

consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.10% for Class IB shares and 0.85% for Class K shares of the Portfolio.

•	The Class IB shares of the 1290 VT SmartBeta Equity Portfolio and the Class IA and Class IB shares of the Templeton Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•	For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•

The Class IB and Class K shares of the 1290 VT SmartBeta Equity Portfolio outperformed compared to the Class IA and Class IB shares and Class K shares of the Templeton Portfolio for the one-year and five-year periods ended December 31, 2019. Please see “Comparative Performance Information” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the 1290 VT SmartBeta Equity Portfolio. It is not expected that the 1290 VT SmartBeta Equity Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Templeton Portfolio. FMG LLC has reviewed the Templeton Portfolio’s current portfolio holdings and determined that the holdings generally are compatible with the 1290 VT SmartBeta Equity Portfolio’s investment objective and policies. Thus, FMG LLC believes that, if the Reorganization is approved, all or a substantial portion of the holdings of the Templeton Portfolio could be transferred to and held by the 1290 VT SmartBeta Equity Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that, if the Reorganization is approved, the holdings of the Templeton Portfolio involved therein that are not compatible with the 1290 VT SmartBeta Equity Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with the 1290 VT SmartBeta Equity Portfolio’s investment objective and policies. The portion of the Templeton Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by FMG LLC of the compatibility of those holdings with the 1290 VT SmartBeta Equity Portfolio’s portfolio composition and investment objective and policies. The need for the Templeton Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and its (and indirectly its investors) incurring transaction costs that would not otherwise have been incurred. Such transaction costs could be material, but FMG LLC intends to implement the Reorganization in a manner that would minimize such costs, to the extent practicable, and believes that such costs would be reasonable in relation to the anticipated benefits of the Reorganization. The estimated percentage of the holdings of the Templeton Portfolio that will be sold in connection with its Reorganization is 70%. Estimated portfolio transaction costs are $300,000. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization.

•

Expenses of the Reorganization are estimated to be $123,418 (excluding portfolio transaction costs). To the extent that Reorganization expenses exceed the Templeton Portfolio’s expense limitation set forth in its expense limitation arrangement, they will be paid by FMG LLC.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below. For

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ease of comparison, the principal risks are listed alphabetically, but for each Portfolio, the most significant principal risks are indicated with an asterisk (*).

Risks	1290 VT SmartBeta Equity Portfolio		Templeton Portfolio
Cash Management Risk			X
Credit Risk			X
Derivatives Risk			X	*
Equity Risk	X		X	*
ESG Considerations Risk	X	*
Foreign Securities Risk	X	*	X	*
Currency Risk	X		X
Emerging Markets Risk	X		X
Futures Contract Risk			X
Index Strategy Risk			X	*
Interest Rate Risk			X
Investment Strategy Risk	X
Investment Style Risk			X
Large-Cap Company Risk	X		X
Large Shareholder Risk			X
Leveraging Risk			X
Liquidity Risk			X
Market Risk	X		X
Mid-Cap Company Risk	X	*	X
Multiple Sub-Adviser Risk			X
Portfolio Management Risk	X		X
Quantitative Investing Risk	X	*
Sector Risk	X	*	X
Securities Lending Risk	X		X
Short Position Risk			X
Small-Cap Company Risk	X	*
Volatility Management Risk			X	*

Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class IA Shares, Class IB Shares and Class K Shares of the Templeton Portfolio and the Class IB Shares and Class K Shares of the 1290 VT SmartBeta Equity Portfolio and the estimated pro forma fees and expenses of the Class IB Shares and Class K Shares of the 1290 VT SmartBeta Equity Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by the relevant class of its shares for the fiscal year ended December 31, 2019. The pro forma fees and expenses of the 1290 VT SmartBeta Equity Portfolio shares assume that the Reorganization was in effect for the year ended December 31, 2019. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Templeton Portfolio	1290 VT SmartBeta Equity Portfolio	Pro Forma 1290 VT SmartBeta Equity Portfolio (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.

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Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Templeton Portfolio						1290 VT SmartBeta Equity Portfolio				Pro Forma 1290 VT SmartBeta Equity Portfolio (assuming the Reorganization is approved)
	Class IA		Class IB		Class K		Class IB		Class K		Class IB	Class K
Management Fee	0.70%		0.70%		0.70%		0.70%		0.70%		0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%		0.00%		0.25%		0.00%		0.25%	0.00%
Other Expenses	0.19%		0.19%		0.19%		0.53%		0.54%		0.14%	0.14%
Total Annual Portfolio Operating Expenses	1.14%		1.14%		0.89%		1.48%		1.24%		1.09%	0.84%
Fee Waiver and/or Expense Reimbursement	(0.04	)%†	(0.04	)%†	(0.04	)%†	(0.33	)%†	(0.34	)%†	0.00%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%		1.10%		0.85%		1.15%		0.90%		1.09%	0.84%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of (1) the Templeton Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of the arrangement) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.10% for Class IA and IB shares and 0.85% for Class K shares of the Portfolio, and (2) the 1290 VT SmartBeta Equity Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.15% for Class IB shares and 0.90% for Class K shares of the Portfolio. If Proposal 3 is approved, FMG LLC has undertaken to enter into a new, lower contractual expense limitation arrangement with respect to the 1290 VT SmartBeta Equity Portfolio under which the annual expense limits for the 1290 VT SmartBeta Equity Portfolio referred to in clause (2) above would be 1.09% and 0.79% for Class IB and Class K shares respectively through April 30, 2022.
.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The expense limitation arrangement with respect to the Portfolio is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Templeton Portfolio
Class IA	$112	$358	$624	$1,383
Class IB	$112	$358	$624	$1,383
Class K	$87	$280	$489	$1,092
1290 VT SmartBeta Equity Portfolio
Class IB	$117	$436	$777	$1,740
Class K	$92	$360	$648	$1,470
Pro Forma 1290 VT SmartBeta Equity Portfolio (assuming the Reorganization is approved)
Class IB	$111	$347	$601	$1,329
Class K	$86	$268	$466	$1,037

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Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2019, the portfolio turnover rates for each of the Templeton Portfolio and the 1290 VT SmartBeta Equity Portfolio were 13% and 29%, respectively, of the average value of the Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Templeton Portfolio with those of the 1290 VT SmartBeta Equity Portfolio. The Board of EQ Trust may change the investment objective of a Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
1290 VT SmartBeta Equity Portfolio	Templeton Portfolio
Investment Objective	Investment Objective

Seeks to achieve long-term capital appreciation.	Seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

Principal Investment Strategies	Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities (or other financial instruments that derive their value from such securities).

No corresponding strategy.	The Portfolio normally will invest a significant portion of its assets in foreign securities.

No corresponding strategy.	The Portfolio’s assets normally are allocated between two investment managers, each of which will manage its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by a Sub-Adviser (“Active Allocated Portion”); the other portion of the Portfolio seeks to track the performance of a particular index or indices (“Index Allocated Portion”). The Active Allocated Portion will consist of approximately 50% of the Portfolio’s net assets; the Index Allocated Portion will consist of approximately 50% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.
The Portfolio invests primarily in equity securities of U.S. companies and foreign companies in developed markets. Equity securities in which the Portfolio may invest include common stocks, preferred stocks, warrants, American Depositary Receipts and similar instruments.	Under normal circumstances, the Active Allocated Portion invests primarily in equity securities, including common stocks and preferred stocks, of companies located anywhere in the world, including emerging markets.

No corresponding strategy.	The Active Allocated Portion may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities include bonds, notes and debentures.

The Portfolio may invest in large, mid and small capitalization companies and will be broadly diversified across companies and industries.	Although the Active Allocated Portion seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Active Allocated Portion may have significant positions in particular countries or sectors.

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Acquiring Portfolio	Acquired Portfolio
1290 VT SmartBeta Equity Portfolio	Templeton Portfolio

No corresponding strategy.	When choosing equity investments for the Active Allocated Portion, the Sub-Adviser to the portion applies a bottom-up value-oriented, long-term approach focusing on the market price of a company’s securities relative to the Sub-Adviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The Sub-Adviser also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value. The Sub-Adviser may sell a security for a variety of reasons, such as to invest in a company believed by the Sub-Adviser to offer superior investment opportunities.

No corresponding strategy.	The Index Allocated Portion of the Portfolio is comprised of two strategies, which seek to track the performance (before fees and expenses) of the Standard & Poor’s 500® Composite Stock Index (the “S&P 500”) and the Morgan Stanley Capital International EAFE Index (“MSCI EAFE”), respectively, each with minimal tracking error. The Index Allocated Portion’s assets will be allocated in approximately the following manner: 40-60% in each of the S&P 500 and MSCI EAFE. This strategy is commonly referred to as an indexing strategy. Generally, each portion of the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. Each portion of the Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.

The Sub-Adviser’s strategy differs from a traditional indexing approach under which a portfolio generally invests in all or a representative sample of the securities in the applicable index and weights those securities according to their market capitalization weightings. In constructing the portfolio, the Sub-Adviser begins with a universe of global developed market equity securities. The Sub-Adviser then uses computer-aided quantitative analysis to identify securities for investment. This is accomplished through the application of proprietary filters which interact to analyze individual issuer data for such risk factors as lower earnings quality, higher price volatility, speculation and distress. Those securities that pass the filters are assigned a preliminary weighting in the portfolio. The Sub-Adviser next applies a proprietary diversification methodology which is designed to produce a weighting scheme that reduces concentration risk by applying a greater level of diversification to the largest securities (by market capitalization) that progressively lessens with smaller capitalization companies.	No corresponding strategy.

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Acquiring Portfolio	Acquired Portfolio
1290 VT SmartBeta Equity Portfolio	Templeton Portfolio

The Sub-Adviser believes that investing in equity markets using a traditional indexing approach exposes the investor to general market risk, including concentration in the largest capitalization securities in the applicable index, volatility and unpredictable earnings that, over a market cycle, do not necessarily provide optimal returns. In the Sub-Adviser’s view, market return, or “beta,” can be achieved with less exposure to general market risk. The Sub-Adviser’s SmartBeta Equity strategy seeks to achieve, over a full market cycle, above-market returns with less volatility compared to the equity markets as a whole. Generally, a full market cycle consists of a period of increasing stock prices and strong performance (a bull market) followed by a period of weak performance and falling prices (a bear market), and a return to a bull market.	The Adviser also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Adviser may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns, without regard to the direction of those changes. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

No corresponding strategy.	The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes.

The Sub-Adviser also integrates Environmental, Social and Governance (“ESG”) considerations into its portfolio construction process based on the Sub-Adviser’s proprietary ESG framework and scoring that seeks to optimize the ESG portfolio while substantially retaining the desired risk/return thereof. In constructing the portfolio, the Sub-Adviser evaluates each company and considers various ESG factors, including a company’s environmental impact, carbon footprint and water intensity, and assesses the potential impact of corporate controversies. The Sub-Adviser may apply this investment selection process to invest in emerging market equity securities. .	No corresponding strategy.

No corresponding strategy.	The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Sub-Adviser may sell a security for a variety of reasons, such as if its fundamentals no longer meet the Sub-Adviser’s criteria, to secure gains, limit losses, or redeploy assets into securities believed to offer superior investment opportunities.	No corresponding strategy.

The Portfolio also may lend its portfolio securities to earn additional income.	Same.

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Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in each Portfolio’s performance from year to year and by showing how the Templeton Portfolio’s average annual total returns for the past one-, five- and ten-year (or since inception) periods, and the 1290 VT SmartBeta Equity Portfolio’s average annual total returns for the past one- and five-year and since inception periods, through December 31, 2019, compared to the returns of a broad-based securities market index. The additional indexes for the Templeton Portfolio show how the Portfolio’s performance compared with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies, including volatility managed indexes. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Prior to January 1, 2018, the 1290 VT SmartBeta Equity Portfolio did not integrate ESG filters into its portfolio construction process.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Templeton Portfolio — Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 13.73% (2010 3rd Quarter)	Worst quarter (% and time period) -18.81% (2011 3rd Quarter)

1290 VT SmartBeta Equity Portfolio — Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 11.76% (2019 1st Quarter)	Worst quarter (% and time period) -10.26% (2018 4th Quarter)

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Templeton Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Five Years	Ten Years/Since Inception
Templeton Portfolio — Class IA Shares	20.85%	5.69%	7.24%
Templeton Portfolio — Class IB Shares	20.95%	5.71%	7.19%
Templeton Portfolio — Class K Shares (Inception Date: August 26, 2011)	21.25%	5.98%	9.16%
Volatility Managed Index — Global Blend (reflects no deduction for fees, expenses, or taxes)	26.30%	8.28%	9.14%
International Proxy Index (reflects no deduction for fees, expenses, or taxes)	22.97%	5.59%	5.07%
Volatility Managed Index — Global Proxy Blend (reflects no deduction for fees, expenses, or taxes)	26.97%	8.44%	9.18%
MSCI World (Net) Index (reflects no deduction for fees, expenses, or taxes)	27.67%	8.74%	9.47%

1290 VT SmartBeta Equity Portfolio — Average Annual Total Returns (For the periods ended December 31, 2019)

	One Year	Five Years	Since Inception
1290 VT SmartBeta Equity Portfolio — Class IB Shares (Inception Date: October 28, 2013)	26.90%	9.21%	9.11%
1290 VT SmartBeta Equity Portfolio — Class K Shares (Inception Date: October 28, 2013)	27.20%	9.48%	9.38%
MSCI World (Net) Index (reflects no deduction for fees, expenses, or taxes)	27.67%	8.74%	8.45%

Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2019, and of the 1290 VT SmartBeta Equity Portfolio on a pro forma combined basis as of December 31, 2019, after giving effect to the proposed Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Templeton Portfolio — Class IA Shares	$2.4	$11.84	203,131
Templeton Portfolio — Class IB Shares	$313.6	$11.85	26,472,740
1290 VT SmartBeta Equity Portfolio — Class IB Shares	$21.9	$14.42	1,522,144
Adjustments*			(4,759,033)
Pro forma 1290 VT SmartBeta Equity Portfolio — Class IB Shares (assuming the Reorganization is approved)	$337.9	$14.42	23,438,982
Templeton Portfolio — Class K Shares	$394.9	$11.84	33,346,845
1290 VT SmartBeta Equity Portfolio — Class K Shares	$10.4	$14.42	720,158
Adjustments*	($367.2)		(31,427,462)
Pro forma 1290 VT SmartBeta Equity Portfolio — Class K Shares (assuming the Reorganization is approved)	$38.1	$14.42	2,639,541
Total Pro forma Net Assets (assuming only the Reorganization is approved)	$376.0

*	The adjustments reflects retired shares of the Acquired Portfolio and also an adjustment made for EQ/Franklin Templeton Allocation Portfolio redeeming shares out of Templeton Portfolio.

AFTER CAREFUL CONSIDERATION, THE BOARD OF EQ TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE TEMPLETON PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THE PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3.

PROPOSAL 4: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE UBS PORTFOLIO, A SERIES OF EQ TRUST, INTO THE EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO, A SERIES OF EQ TRUST.

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This Proposal 4 requests your approval of a Reorganization Plan pursuant to which the UBS Portfolio will be reorganized into the EQ/Capital Guardian Research Portfolio2. In considering whether you should approve the Proposal, you should note that:

•

The UBS Portfolio and the EQ/Capital Guardian Research Portfolio have similar but distinct investment objectives. The UBS Portfolio seeks to achieve total return through capital appreciation with income as a secondary consideration. The EQ/Capital Guardian Research Portfolio seeks to achieve long-term growth of capital. The EQ/Capital Guardian Research Portfolio does not seek income as a secondary consideration.

•	Each Portfolio invests primarily in common stocks of large market capitalization companies and is actively managed by a single investment sub-adviser.

•

There are, however, differences between the two Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparison of Investment Objectives, Policies and Strategies” below.

•

The UBS Portfolio, under normal circumstances, intends to invest primarily in a broadly diversified group of equity securities of U.S. large capitalization companies that offer the opportunity for capital appreciation and, secondarily, income. In seeking income, the Portfolio invests in stocks of dividend-paying companies. The Portfolio is actively managed by UBS Asset Management (Americas) Inc. (“UBS AM”).

•

The EQ/Capital Guardian Research Portfolio invests primarily in equity securities of U.S. issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other U.S. registered foreign securities. The Portfolio may invest up to 15% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) (i.e., foreign securities). In determining the domicile of an issuer, the sub-adviser takes into account where the company is legally organized, the location of its principal corporate offices, where it conducts its principal operations and the location of its primary listing. The Portfolio is actively managed by Capital International, Inc. (“Capital International”).

•

Each Portfolio’s principal risks include equity risk, large-cap company risk, market risk, portfolio management risk, sector risk, and securities lending risk. The UBS Portfolio also is subject to dividend risk and investment style risk as principal risks, while the EQ/Capital Guardian Research Portfolio generally is not. The EQ/Capital Guardian Research Portfolio also is subject to currency risk, foreign securities risk, and mid-cap and small-cap company risk as principal risks, while the UBS Portfolio generally is not. The risk profile of the EQ/Capital Guardian Research Portfolio is generally comparable to that of the UBS Portfolio. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for both Portfolios. FMG LLC has selected UBS AM as the sub-adviser to the UBS Portfolio, and FMG LLC has selected Capital International as the sub-adviser to the EQ/Capital Guardian Research Portfolio. FMG LLC will continue to manage and administer, and Capital International will continue to sub-advise, the EQ/Capital Guardian Research Portfolio after the Reorganization.

•

The Adviser has been granted relief by the SEC to hire, terminate and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into a sub-advisory agreement on behalf of a Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement, including compensation, is approved by the Portfolio’s shareholders. For a detailed description of the Adviser and the

2	Effective on or about May 1, 2020, the EQ/Capital Guardian Research Portfolio will be renamed EQ/Capital Group Research Portfolio.

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sub-adviser to the EQ/Capital Guardian Research Portfolio, please see “Additional Information about the Portfolios — The Adviser” and “ — The Sub-Advisers” below.

•

The UBS Portfolio and the EQ/Capital Guardian Research Portfolio had net assets of approximately $107.0 million and $425.8 million, respectively, as of January 31, 2020. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $532.8 million.

•

As shown in the “Summary” above, the shareholders of Class IB of the UBS Portfolio will receive Class IB shares of the EQ/Capital Guardian Research Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the EQ/Capital Guardian Research Portfolio Class IB shares for the fiscal year following the Reorganization will be 0.97%, which is lower than that for the UBS Portfolio Class IB shares for the fiscal year ended December 31, 2019, which was 1.05%. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below. There is no assurance that fees and expenses will not increase after April 30, 2021, when the expense limitation arrangement (described below) for the EQ/Capital Guardian Research Portfolio will terminate if it is not renewed by the Board.

•

The EQ/Capital Guardian Research Portfolio has a lower management fee than the UBS Portfolio. The maximum management fee for the UBS Portfolio is equal to an annual rate of 0.75% of its average daily net assets, while the maximum management fee for the EQ/Capital Guardian Research Portfolio is equal to an annual rate of 0.65% of its average daily net assets. In addition, as discussed below, the EQ/Capital Guardian Research Portfolio currently has a lower expense limitation arrangement in place than that for the UBS Portfolio.

•

The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $30,000. For purposes of calculating the asset-based administration fee, the assets of the Portfolios and multiple other “single-advised” portfolios of EQ Trust (together, the “Single-Advised Portfolios”), all of which are managed by FMG LLC, are aggregated together. The asset-based administration fee is equal to an annual rate of 0.100% of the first $30 billion of the aggregate average daily net assets of the Single-Advised Portfolios; 0.0975% on the next $10 billion; 0.0950% on the next $5 billion; and 0.080% thereafter. A complete list of the Single-Advised Portfolios is provided in “Additional Information about the Portfolios — Management and Administrative Fees” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the UBS Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.05% for Class IB shares of the Portfolio.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the EQ/Capital Guardian Research Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and

42

other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.97% for Class IB shares of the Portfolio.

•	The Class IB shares of the EQ/Capital Guardian Research Portfolio and the Class IB shares of the UBS Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•	For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•

The Class IB shares of EQ/Capital Guardian Research Portfolio underperformed compared to the Class IB shares of the UBS Portfolio for the one-year period ended December 31, 2019 and outperformed the UBS Portfolio for the five-year and ten-year periods. Please see “Comparative Performance Information” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the EQ/Capital Guardian Research Portfolio. It is not expected that the EQ/Capital Guardian Research Portfolio will revise any of its investment policies following the Reorganization to reflect those of the UBS Portfolio. FMG LLC has reviewed the UBS Portfolio’s current portfolio holdings and determined that the holdings generally are compatible with the EQ/Capital Guardian Research Portfolio’s investment objective and policies. Thus, FMG LLC believes that, if the Reorganization is approved, all or a substantial portion of the holdings of the UBS Portfolio could be transferred to and held by the EQ/Capital Guardian Research Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that, if the Reorganization is approved, the holdings of the UBS Portfolio involved therein that are not compatible with the EQ/Capital Guardian Research Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with the EQ/Capital Guardian Research Portfolio’s investment objective and policies. The portion of the UBS Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by FMG LLC of the compatibility of those holdings with the EQ/Capital Guardian Research Portfolio’s portfolio composition and investment objective and policies. The need for the UBS Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and its (and indirectly its investors) incurring transaction costs that would not otherwise have been incurred. Such transaction costs could be material, but FMG LLC intends to implement the Reorganization in a manner that would minimize such costs, to the extent practicable, and believes that such costs would be reasonable in relation to the anticipated benefits of the Reorganization. The estimated percentage of the holdings of the UBS Portfolio that will be sold in connection with its Reorganization is 84%. Estimated portfolio transaction costs are $45,878. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization.

•

Expenses of the Reorganization are estimated to be $39,870 (excluding portfolio transaction costs). To the extent that Reorganization expenses exceed the UBS Portfolio’s expense limitation set forth in its expense limitation arrangement, they will be paid by FMG LLC.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below. For

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ease of comparison, the principal risks are listed alphabetically, but for each Portfolio, the most significant principal risks are indicated with an asterisk (*).

Risks	EQ/Capital Guardian Research Portfolio		UBS Portfolio
Dividend Risk			X	*
Equity Risk	X	*	X	*
Foreign Securities Risk	X
Currency Risk	X
Investment Style Risk			X
Large-Cap Company Risk	X	*	X	*
Market Risk	X	*	X
Mid-Cap and Small-Cap Company Risk	X
Portfolio Management Risk	X	*	X	*
Sector Risk	X	*	X	*
Securities Lending Risk	X		X

Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class IB Shares of the UBS Portfolio and the Class IB Shares of the EQ/Capital Guardian Research Portfolio and the estimated pro forma fees and expenses of the Class IB Shares of the EQ/Capital Guardian Research Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by the relevant class of its shares for the fiscal year ended December 31, 2019. The pro forma fees and expenses of the EQ/Capital Guardian Research Portfolio shares assume that the Reorganization was in effect for the year ended December 31, 2019. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

UBS Portfolio	EQ/Capital Guardian Research Portfolio	Pro Forma EQ/Capital Guardian Research Portfolio (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	UBS Portfolio	EQ/Capital Guardian Research Portfolio	Pro Forma EQ/Capital Guardian Research Portfolio (assuming the Reorganization is approved)
	Class IB	Class IB	Class IB
Management Fee	0.75%	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.25%
Other Expenses	0.20%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	1.20%	1.03%	1.03%
Fee Waiver and/or Expense Reimbursement†	(0.15)%	(0.06)%	(0.06)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	0.97%	0.97%

†

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of (1) the UBS Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of the arrangement) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.05% for Class IB shares of the Portfolio, and (2) the

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EQ/Capital Guardian Research Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 0.97% for Class IB shares of the Portfolio.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The expense limitation arrangement with respect to the Portfolio is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
UBS Portfolio
Class IB	$107	$366	$645	$1,441
EQ/Capital Guardian Research Portfolio
Class IB	$99	$322	$563	$1,254
Pro Forma EQ/Capital Guardian Research Portfolio (assuming the Reorganization is approved)
Class IB	$99	$322	$563	$1,254

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2019, the portfolio turnover rates for each of the UBS Portfolio and the EQ/Capital Guardian Research Portfolio were 79% and 32%, respectively, of the average value of the Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the UBS Portfolio with those of the EQ/Capital Guardian Research Portfolio. The Board of EQ Trust may change the investment objective of a Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
EQ/Capital Guardian Research Portfolio	UBS Portfolio
Investment Objective	Investment Objective

Seeks to achieve long-term growth of capital.	Seeks to achieve total return through capital appreciation with income as a secondary consideration.
Principal Investment Strategies	Principal Investment Strategies

The Portfolio invests primarily in equity securities of U.S. issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other U.S. registered foreign securities.	Under normal circumstances, the Portfolio intends to invest primarily in a broadly diversified group of equity securities of U.S. large capitalization companies that offer the opportunity for capital appreciation and, secondarily, income.

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Acquiring Portfolio	Acquired Portfolio
EQ/Capital Guardian Research Portfolio	UBS Portfolio

The Portfolio invests primarily in common stocks of companies with a market capitalization greater than $1 billion at the time of purchase.	For this Portfolio, large capitalization companies include those companies with market capitalizations within the range of the Russell 1000® Index at the time of investment. As of December 31, 2019, the market capitalization of the Russell 1000 Index was $788 million to $1,305 billion. The Portfolio intends to invest primarily in common stocks, but it may also invest in other equity securities that the Sub-Adviser believes provide opportunities for capital growth.

No corresponding strategy.	In seeking income, the Portfolio invests in stocks of dividend-paying companies.

The Portfolio seeks to achieve long-term growth of capital through investments in a portfolio comprised primarily of equity securities; the Sub-Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated.

The Sub-Adviser utilizes an investment style that focuses on identifying discrepancies between a security’s fundamental value (i.e., the Sub-Adviser’s assessment of what the security is worth) and its market price. In choosing investments, the Sub-Adviser utilizes a process that involves researching and evaluating companies for potential investment. The Sub-Adviser estimates the fundamental value of each stock under analysis based on economic, industry and company analysis and a company’s management team, competitive advantage and core competencies. The Sub-Adviser then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price and value characteristics.

The Portfolio may invest up to 15% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) (i.e., foreign securities). In determining the domicile of an issuer, the Sub-Adviser takes into account where the company is legally organized, the location of its principal corporate offices, where it conducts its principal operations and the location of its primary listing.	No corresponding strategy.

The Sub-Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.	The Sub-Adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.	Same.

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how each Portfolio’s average annual total returns for the past one-, five-, and ten-year periods through December 31, 2019, compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

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The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

UBS Portfolio — Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 18.76% (2019 1st Quarter)	Worst quarter (% and time period) -18.25% (2018 4th Quarter)

EQ/Capital Guardian Research Portfolio — Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 18.83% (2019 1st quarter)	Worst quarter (% and time period) -13.72% (2018 4th Quarter)

UBS Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Five Years	Ten Years
UBS Portfolio — Class IB Shares	36.85%	9.30%	11.62%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	31.43%	11.48%	13.54%

EQ/Capital Guardian Research Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Five Years	Ten Years
EQ/Capital Guardian Research Portfolio — Class IB Shares	32.89%	11.88%	13.70%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%

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Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2019, and of the EQ/Capital Guardian Research Portfolio on a pro forma combined basis as of December 31, 2019, after giving effect to the proposed Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
EQ/Capital Guardian Research Portfolio — Class IA Shares**	$41.5	$26.18	1,586,058
UBS Portfolio — Class IB Shares	$110.5	$10.22	10,813,619
EQ/Capital Guardian Research Portfolio — Class IB Shares	$381.2	$26.22	14,539,582
Adjustments*			(6,597,960)
Pro forma EQ/Capital Guardian Research Portfolio — Class IB Shares (assuming the Reorganization is approved)	$491.7	$26.22	18,755,241
EQ/Capital Guardian Research Portfolio — Class K Shares**	$6.4	$26.11	246,046
Total Pro forma Net Assets (assuming the Reorganization is approved)	$539.6

*	The adjustments reflect retired shares of the Acquired Portfolio.
**	These Classes are not impacted by the reorganization.

AFTER CAREFUL CONSIDERATION, THE BOARD OF EQ TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE UBS PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THE PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 4.

PROPOSAL 5: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE MID CAP GROWTH PORTFOLIO, A SERIES OF EQ TRUST, INTO THE EQ/JANUS ENTERPRISE PORTFOLIO, A SERIES OF EQ TRUST.

This Proposal 5 requests your approval of a Reorganization Plan pursuant to which the Mid Cap Growth Portfolio will be reorganized into the EQ/Janus Enterprise Portfolio. In considering whether you should approve the Proposal, you should note that:

•

The Mid Cap Growth Portfolio and the EQ/Janus Enterprise Portfolio have similar investment objectives. The Mid Cap Growth Portfolio seeks to achieve long-term growth of capital. The EQ/Janus Enterprise Portfolio seeks to achieve capital growth. While the investment objectives are stated differently, each Portfolio seeks to achieve long-term capital growth, and thus the investment objectives do not differ materially.

•	Each Portfolio provides significant exposure to equity securities of mid market capitalization companies and uses a “growth” style to select investments.

•

There are, however, differences between the two Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparison of Investment Objectives, Policies and Strategies” below.

•

The Mid Cap Growth Portfolio, under normal circumstances, intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid capitalization companies. For purposes of this Portfolio, mid capitalization companies generally are companies with market capitalization within the range of companies in the Russell 2500™ Index or the Russell Midcap® Index at the time of investment. In addition, securities of mid capitalization companies may include financial instruments that derive their value from the securities of such companies. The Portfolio operates as a multimanager fund by allocating its assets among three or more investment sub-advisers, each of which manages its allocated portion of the Portfolio using a different but complementary investment strategy. The Portfolio is structured so that approximately 50% of its assets are actively managed by sub-advisers (“Active Allocated Portions”) and approximately 50% of its assets are allocated to a sub-adviser that seeks to track the performance (before fees and expenses) of

48

the Russell 2500™ Growth Index (“Index Allocated Portion”). The Portfolio’s Active Allocated Portions are sub-advised by AllianceBernstein L.P. (“AllianceBernstein”), Franklin Advisers, Inc. (“Franklin Advisers”) and Wellington Management Company LLP (“Wellington”), and its Index Allocated Portion is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

•

The EQ/Janus Enterprise Portfolio, under normal market conditions, will invest at least 50% of its net assets, plus borrowings for investment purposes, in securities of medium-sized companies (or derivative instruments with similar economic characteristics). For purposes of this Portfolio, medium-sized companies are defined as companies with capitalizations at the time of investment within the range of companies included in the Russell Midcap® Growth Index. The Portfolio is actively managed by Janus Capital Management LLC (“Janus”). Unlike the Mid Cap Growth Portfolio, the EQ/Janus Enterprise Portfolio is actively managed by a single investment sub-adviser and does not employ an indexing strategy with respect to a portion of its assets. The Portfolio primarily invests in equity securities, including common stocks, preferred stocks, and rights and warrants to purchase common stock. In addition, the Portfolio may invest in securities of foreign issuers, including emerging market securities and depositary receipts. The Portfolio may also invest its assets in derivatives; in particular, the Portfolio may use forward currency contracts to offset risks associated with an investment, currency exposure, or market conditions, or to hedge currency exposure relative to the Portfolio’s benchmark index.

•

Each Portfolio’s principal risks include equity risk, investment style risk, market risk, mid-cap company risk, portfolio management risk, sector risk, and securities lending risk. The Mid Cap Growth Portfolio also is subject to index strategy risk, multiple sub-adviser risk, and small-cap company risk as a principal risk, while the EQ/Janus Enterprise Portfolio generally is not. The EQ/Janus Enterprise Portfolio also is subject to currency risk, derivatives risk, emerging markets risk, foreign securities risk, and real estate investing risk as principal risks, while the Mid Cap Growth Portfolio generally is not. To the extent the EQ/Janus Enterprise Portfolio does not use an index strategy and invests a greater percentage of its assets in foreign securities than the Mid Cap Growth Portfolio, its risk profile will differ from that of the Mid Cap Growth Portfolio with respect to the degree of risk associated with that strategy and those investments. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for both Portfolios. FMG LLC has selected AllianceBernstein, Franklin Advisers, and Wellington as the sub-advisers to the Mid Cap Growth Portfolio’s Active Allocated Portions, and FMG LLC has selected BlackRock as the sub-adviser to the Mid Cap Growth Portfolio’s Index Allocated Portion. FMG LLC has selected Janus as the sub-adviser to the EQ/Janus Enterprise Portfolio. FMG LLC will continue to manage and administer, and Janus will continue to sub-advise, the EQ/Janus Enterprise Portfolio after the Reorganization.

•

The Adviser has been granted relief by the SEC to hire, terminate and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into a sub-advisory agreement on behalf of a Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement, including compensation, is approved by the Portfolio’s shareholders. For a detailed description of the Adviser and the sub-adviser to the EQ/Janus Enterprise Portfolio, please see “Additional Information about the Portfolios — The Adviser” and “ — The Sub-Advisers” below.

•

The Mid Cap Growth Portfolio and the EQ/Janus Enterprise Portfolio had net assets of approximately $222.3 million and $1.09 billion, respectively, as of January 31, 2020. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $1.31 billion.

•

As shown in the “Summary” above, the shareholders of Class IA, Class IB, and Class K of the Mid Cap Growth Portfolio will receive Class IA, Class IB, and Class K shares, respectively, of the EQ/Janus Enterprise Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

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•

It is estimated that the total annual operating expense ratios (including acquired fund fees and expenses, if any) for the EQ/Janus Enterprise Portfolio Class IA, Class IB and Class K shares for the fiscal year following the Reorganization will be 1.05%, 1.05% and 0.80%, respectively, which are lower than those for the Mid Cap Growth Portfolio Class IA, Class IB and Class K shares for the fiscal year ended December 31, 2019, which were 1.10%, 1.10% and 0.85%, respectively. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below. There is no assurance that fees and expenses will not increase after April 30, 2021, when the expense limitation arrangement (described below) for the EQ/Janus Enterprise Portfolio will terminate if it is not renewed by the Board.

•

The EQ/Janus Enterprise Portfolio has a lower management fee than the Mid Cap Growth Portfolio. The maximum management fee for the Mid Cap Growth Portfolio is equal to an annual rate of 0.80% of its average daily net assets, while the maximum management fee for the EQ/Janus Enterprise Portfolio is equal to an annual rate of 0.70% of its average daily net assets. In addition, as discussed below, the EQ/Janus Enterprise Portfolio currently has a lower expense limitation arrangement in place than that for the Mid Cap Growth Portfolio.

•	In addition to the management fee, the Portfolios are subject to different administration fee schedules.

•

The Mid Cap Growth Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Mid Cap Growth Portfolio and multiple other portfolios of EQ Trust and the assets of all of the portfolios of VIP Trust (together, the “Aggregated Portfolios”), all of which are managed by FMG LLC, are aggregated together. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios; 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.080% thereafter. A complete list of the Aggregated Portfolios is provided in “Additional Information about the Portfolios — Management and Administrative Fees” below.

•

The EQ/Janus Enterprise Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $30,000. For purposes of calculating the asset-based administration fee, the assets of the EQ/Janus Enterprise Portfolio and multiple other “single-advised” portfolios of EQ Trust (together, the “Single-Advised Portfolios”), all of which are managed by FMG LLC, are aggregated together. The asset-based administration fee is equal to an annual rate of 0.100% of the first $30 billion of the aggregate average daily net assets of the Single-Advised Portfolios; 0.0975% on the next $10 billion; 0.0950% on the next $5 billion; and 0.080% thereafter. A complete list of the Single-Advised Portfolios is provided in “Additional Information about the Portfolios — Management and Administrative Fees” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Mid Cap Growth Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.10% for Class IA and Class IB shares and 0.85% for Class K shares of the Portfolio.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the EQ/Janus Enterprise Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage

50

commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.05% for Class IA and Class IB shares and 0.80% for Class K shares of the Portfolio.

•	The Class IA and Class IB shares of the EQ/Janus Enterprise Portfolio and the Class IA and Class IB shares of the Mid Cap Growth Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•	For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•

The Class IA, Class IB and Class K shares of EQ/Janus Enterprise Portfolio outperformed compared to the Class IA, Class IB and Class K shares of the Mid Cap Growth Portfolio for the one-year period ended December 31, 2019 and underperformed the Mid Cap Growth Portfolio for the five-year period, the ten-year period for the Class IA and Class IB shares, and since inception for the Class K shares. Please see “Comparative Performance Information” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the EQ/Janus Enterprise Portfolio. It is not expected that the EQ/Janus Enterprise Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Mid Cap Growth Portfolio. FMG LLC has reviewed the Mid Cap Growth Portfolio’s current portfolio holdings and determined that the holdings generally are compatible with the EQ/Janus Enterprise Portfolio’s investment objective and policies. Thus, FMG LLC believes that, if the Reorganization is approved, all or a substantial portion of the holdings of the Mid Cap Growth Portfolio could be transferred to and held by the EQ/Janus Enterprise Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that, if the Reorganization is approved, the holdings of the Mid Cap Growth Portfolio involved therein that are not compatible with the EQ/Janus Enterprise Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with the EQ/Janus Enterprise Portfolio’s investment objective and policies. The portion of the Mid Cap Growth Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by FMG LLC of the compatibility of those holdings with the EQ/Janus Enterprise Portfolio’s portfolio composition and investment objective and policies. The need for the Mid Cap Growth Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and its (and indirectly its investors) incurring transaction costs that would not otherwise have been incurred. Such transaction costs could be material, but FMG LLC intends to implement the Reorganization in a manner that would minimize such costs, to the extent practicable, and believes that such costs would be reasonable in relation to the anticipated benefits of the Reorganization. The estimated percentage of the holdings of the Mid Cap Growth Portfolio that will be sold in connection with its Reorganization is 94%. Estimated transaction costs are $141,503. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization.

•

Expenses of the Reorganization are estimated to be $97,192 (excluding portfolio transaction costs). To the extent that Reorganization expenses exceed the Mid Cap Growth Portfolio’s expense limitation set forth in its expense limitation arrangement, they will be paid by FMG LLC.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below. For

51

ease of comparison, the principal risks are listed alphabetically, but for each Portfolio, the most significant principal risks are indicated with an asterisk (*).

Risks	EQ/Janus Enterprise Portfolio		Mid Cap Growth Portfolio
Derivatives Risk	X
Equity Risk	X	*	X	*
Foreign Securities Risk	X	*
Currency Risk	X
Emerging Markets Risk	X
Index Strategy Risk			X	*
Investment Style Risk	X	*	X	*
Market Risk	X		X
Mid-Cap Company Risk	X	*	X	*
Multiple Sub-Adviser Risk			X
Portfolio Management Risk	X		X
Real Estate Investing Risk	X
Sector Risk	X	*	X	*
Securities Lending Risk	X		X
Small-Cap Company Risk			X	*

Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class IA, Class IB and Class K Shares of the Mid Cap Growth Portfolio and the Class IA, Class IB and Class K Shares of the EQ/Janus Enterprise Portfolio and the estimated pro forma fees and expenses of the Class IA, Class IB and Class K Shares of the EQ/Janus Enterprise Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by the relevant class of its shares for the fiscal year ended December 31, 2019. The pro forma fees and expenses of the EQ/Janus Enterprise Portfolio shares assume that the Reorganization was in effect for the year ended December 31, 2019. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Mid Cap Growth Portfolio	EQ/Janus Enterprise Portfolio	Pro Forma EQ/Janus Enterprise Portfolio (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Mid Cap Growth Portfolio			EQ/Janus Enterprise Portfolio			Pro Forma EQ/Janus Enterprise Portfolio (assuming the Reorganization is approved)
	Class IA	Class IB	Class K	Class IA	Class IB	Class K	Class IA	Class IB	Class K
Management Fee	0.80%	0.80%	0.80%	0.69%	0.69%	0.69%	0.68%	0.68%	0.68%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.25%	0.25%	0.00%	0.25%	0.25%	0.00%
Other Expenses	0.26%	0.26%	0.26%	0.13%	0.13%	0.13%	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	1.31%	1.31%	1.06%	1.07%	1.07%	0.82%	1.05%	1.05%	0.80%
Fee Waiver and/or Expense Reimbursement†	(0.21)%	(0.21)%	(0.21)%	(0.02)%	(0.02)%	(0.02)%	0.00%	0.00%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	1.10%	0.85%	1.05%	1.05%	0.80%	1.05%	1.05%	0.80%

†

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of (1) the Mid Cap Growth Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or

52

termination of the arrangement) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.10% for Class IA and IB shares and 0.85% for Class K shares of the Portfolio, and (2) the EQ/Janus Enterprise Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.05% for Class IA and Class IB shares and 0.80% for Class K shares of the Portfolio.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The expense limitation arrangement with respect to the Portfolio is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Mid Cap Growth Portfolio
Class IA	$112	$395	$698	$1,561
Class IB	$112	$395	$698	$1,561
Class K	$87	$316	$564	$1,275
EQ/Janus Enterprise Portfolio
Class IA	$107	$338	$588	$1,304
Class IB	$107	$338	$588	$1,304
Class K	$82	$260	$453	$1,012
Pro Forma EQ/Janus Enterprise Portfolio (assuming the Reorganization is approved)
Class IA	$107	$334	$579	$1,283
Class IB	$107	$334	$579	$1,283
Class K	$82	$255	$444	$990

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2019, the portfolio turnover rates for each of the Mid Cap Growth Portfolio and the EQ/Janus Enterprise Portfolio were 47% and 10%, respectively, of the average value of the Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Mid Cap Growth Portfolio with those of the EQ/Janus Enterprise Portfolio. The Board of EQ Trust may

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change the investment objective of a Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
EQ/Janus Enterprise Portfolio	Mid Cap Growth Portfolio
Investment Objective	Investment Objective

Seeks to achieve capital growth.	Seeks to achieve long-term growth of capital.

Principal Investment Strategies	Principal Investment Strategies

Under normal market conditions, the Portfolio will invest at least 50% of its net assets, plus borrowings for investment purposes, in securities of medium-sized companies (or derivative instruments with similar economic characteristics).	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid capitalization companies. In addition, securities of mid-capitalization companies may include financial instruments that derive their value from the securities of such companies.

For this Portfolio, medium-sized companies are defined as companies with capitalizations at the time of investment within the range of companies included in the Russell Midcap® Growth Index. As of December 31, 2019, the market capitalization range of the Russell Midcap® Growth Index was $1.2 billion to $78.6 billion.	For purposes of this Portfolio, mid capitalization companies generally are companies with market capitalization within the range of companies in the Russell 2500TM Index (“Russell 2500”) or the Russell Midcap® Index (“Russell Midcap”) at the time of investment (as of December 31, 2019, the market capitalization of the companies in the Russell 2500 was between $12.7 million and $20.0 billion and the market capitalization of the companies in the Russell Midcap was between $788.1 million and $78.6 billion). The sizes of the companies in these indexes change with market conditions, which can result in changes to the market capitalization ranges of companies in the indexes.

The Portfolio primarily invests in equity securities, including common stocks, preferred stocks, and rights and warrants to purchase common stock.	The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that a Sub-Adviser believes provide opportunities for capital growth.

No corresponding strategy.	The Adviser will generally allocate the Portfolio’s assets among three or more Sub-Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the Portfolio will be actively managed (“Active Allocated Portions”).

No corresponding strategy.	Under normal circumstances, the Adviser anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Adviser and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

No corresponding strategy.	The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2500TM Growth Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion.

No corresponding strategy.	Each Active Allocated Portion utilizes an aggressive, growth-oriented investment style and invests primarily in equity securities of companies that, in the view of the Sub-Adviser, are either in or entering into the growth phase of their business cycle.

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Acquiring Portfolio	Acquired Portfolio
EQ/Janus Enterprise Portfolio	Mid Cap Growth Portfolio

The Sub-Adviser applies a “bottom up” approach in choosing investments. In other words, the Sub-Adviser looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.	No corresponding strategy.

The Portfolio may invest in securities of foreign issuers, including emerging market securities and depositary receipts. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio may also invest in real estate investment trusts (“REITs”).	No corresponding strategy.

The Portfolio may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Portfolio may use forward currency contracts to offset risks associated with an investment, currency exposure, or market conditions, or to hedge currency exposure relative to the Portfolio’s benchmark index.	No corresponding strategy.

No corresponding strategy.	A Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed by the Sub-Adviser to offer superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.	Same.

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how each Portfolio’s average annual total returns for the past one-, five-, and ten-year (or since inception) periods through December 31, 2019, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index shown in the right hand columns below for each Portfolio is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Prior to April 2014, the Mid Cap Growth Portfolio employed a volatility management strategy; returns prior to that date may have been different if the Portfolio had followed its current policies. For periods prior to June 2014, the performance shown below is that of the Portfolio’s predecessor, a series of VIP Trust that had a substantially identical investment objective, policies and strategies.

For the EQ/Janus Enterprise Portfolio, performance information for the periods prior to December 9, 2016 is that of the Portfolio when it engaged a different sub-adviser.

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The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Mid Cap Growth Portfolio — Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 20.35% (2019 1st Quarter)	Worst quarter (% and time period) -22.31% (2011 3rd Quarter)

EQ/Janus Enterprise Portfolio — Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 18.40% (2019 1st quarter)	Worst quarter (% and time period) -19.53% (2011 3rd Quarter)

Mid Cap Growth Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Five Years	Ten Years/Since Inception
Mid Cap Growth Portfolio — Class IA Shares	33.06%	10.79%	12.77%
Mid Cap Growth Portfolio — Class IB Shares	32.91%	10.77%	12.72%
Mid Cap Growth Portfolio — Class K Shares (Inception Date: August 26, 2011)	33.29%	11.06%	14.06%
Russell 2500TM Growth Index (reflects no deduction for fees, expenses, or taxes)	32.65%	10.84%	14.01%

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EQ/Janus Enterprise Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Five Years	Ten Years/Since Inception
EQ/Janus Enterprise Portfolio — Class IA Shares	36.48%	9.16%	11.02%
EQ/Janus Enterprise Portfolio — Class IB Shares	36.49%	9.16%	10.97%
EQ/Janus Enterprise Portfolio — Class K Shares (Inception Date: December 1, 2011)	36.82%	9.44%	10.67%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	35.47%	11.60%	14.24%

Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2019, and of the EQ/Janus Enterprise Portfolio on a pro forma combined basis as of December 31, 2019, after giving effect to the proposed Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Mid Cap Growth Portfolio — Class IA Shares	$13.9	$10.46	1,331,079
EQ/Janus Enterprise Portfolio — Class IA Shares	$87.4	$21.44	4,076,339
Adjustments*			(681,823)
Pro forma EQ/Janus Enterprise Portfolio — Class IA Shares (assuming the Reorganization is approved)	$101.3	$21.44	4,725,595
Mid Cap Growth Portfolio — Class IB Shares	$138.1	$9.73	14,185,104
EQ/Janus Enterprise Portfolio — Class IB Shares	$963.2	$21.10	45,660,232
Adjustments*			(7,641,299)
Pro forma EQ/Janus Enterprise Portfolio — Class IB Shares (assuming the Reorganization is approved)	$1,101.3	$21.10	52,204,037
Mid Cap Growth Portfolio — Class K Shares	$69.8	$10.76	6,486,883
EQ/Janus Enterprise Portfolio — Class K Shares	$47.6	$21.87	2,176,531
Adjustments*			(3,294,811)
Pro forma EQ/Janus Enterprise Portfolio — Class K Shares (assuming the Reorganization is approved)	$117.4	$21.87	5,368,603
Total Pro forma Net Assets (assuming only the Reorganization is approved)	$1,320.0

*	The adjustments reflect retired shares of the Acquired Portfolio.

AFTER CAREFUL CONSIDERATION, THE BOARD OF EQ TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE MID CAP GROWTH PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THE PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 5.

PROPOSAL 6: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE MID CAP VALUE PORTFOLIO, A SERIES OF EQ TRUST, INTO THE EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO, A SERIES OF EQ TRUST.

This Proposal 6 requests your approval of a Reorganization Plan pursuant to which the Mid Cap Value Portfolio will be reorganized into the EQ/American Century Mid Cap Value Portfolio. In considering whether you should approve the Proposal, you should note that:

•

The Mid Cap Value Portfolio and the EQ/American Century Mid Cap Value Portfolio have similar investment objectives. The Mid Cap Value Portfolio seeks to achieve long-term growth of capital. The EQ/American Century Mid Cap Value Portfolio seeks to achieve long-term capital growth, but also seeks income as a secondary objective.

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•

Each Portfolio invests at least 80% of its net assets in securities of mid market capitalization companies and uses a “value” style to select investments. American Century Investment Management, Inc. (“American Century”) serves as the investment sub-adviser to an actively managed portion of the Mid Cap Value Portfolio and as the investment sub-adviser to the EQ/American Century Mid Cap Value Portfolio.

•

There are, however, differences between the two Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparison of Investment Objectives, Policies and Strategies” below.

•

The Mid Cap Value Portfolio, under normal market conditions, intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid capitalization companies. For purposes of this Portfolio, mid capitalization companies generally are companies with market capitalization within the range of companies in the Russell 2500™ Index or the Russell Midcap® Index at the time of investment. In addition, securities of mid capitalization companies may include financial instruments that derive their value from the securities of such companies. The Portfolio operates as a multimanager fund by allocating its assets among three or more investment sub-advisers, each of which manages its allocated portion of the Portfolio using a different but complementary investment strategy. The Portfolio is structured so that approximately 50% of its assets are actively managed by sub-advisers (“Active Allocated Portions”) and approximately 50% of its assets are allocated to a sub-adviser that seeks to track the performance (before fees and expenses) of the Russell 2500™ Value Index (“Index Allocated Portion”). The Portfolio’s Active Allocated Portions are sub-advised by American Century and Diamond Hill Capital Management, Inc. (“Diamond Hill”), and its Index Allocated Portion is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

•

The EQ/American Century Mid Cap Value Portfolio, under normal market conditions, invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of medium size companies (or financial instruments that derive their value from such securities). For purposes of this Portfolio, the sub-adviser considers medium size companies to include those companies whose market capitalizations at the time of purchase are within the capitalization range of the companies in the Russell 3000® Index, excluding the largest 100 such companies. The sub-adviser intends to manage the Portfolio so that its weighted capitalization falls within the capitalization range of the companies in the Russell Midcap® Index. The Portfolio is actively managed by American Century. The Portfolio may invest a portion of its assets in foreign securities. Unlike the Mid Cap Value Portfolio, the EQ/American Century Mid Cap Value Portfolio is actively managed by a single investment sub-adviser and does not employ an indexing strategy with respect to a portion of its assets.

•

Each Portfolio’s principal risks include equity risk, investment style risk, market risk, mid-cap company risk, portfolio management risk, sector risk, and securities lending risk. The Mid Cap Value Portfolio also is subject to index strategy risk, small-cap company risk, real estate investing risk, and multiple sub-adviser risk as principal risks, while the EQ/American Century Mid Cap Value Portfolio generally is not. The EQ/American Century Mid Cap Value Portfolio also is subject to currency risk, European economic risk, foreign securities risk, geographic concentration risk, initial public offering (“IPO”) risk, and new portfolio risk as principal risks, while the Mid Cap Value Portfolio generally is not. To the extent the EQ/American Century Mid Cap Value Portfolio does not use an index strategy and invests a greater percentage of its assets in foreign securities than the Mid Cap Value Portfolio, its risk profile will differ from that of the Mid Cap Value Portfolio with respect to the degree of risk associated with that strategy and those investments. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for both Portfolios. FMG LLC has selected American Century and Diamond Hill as the sub-advisers to the Mid Cap Value Portfolio’s Active Allocated Portions, and FMG LLC has selected BlackRock as the sub-adviser to the Mid Cap Value

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Portfolio’s Index Allocated Portion. FMG LLC has selected American Century as the sub-adviser to the EQ/American Century Mid Cap Value Portfolio. FMG LLC will continue to manage and administer, and American Century will continue to sub-advise, the EQ/American Century Mid Cap Value Portfolio after the Reorganization.

•

The Adviser has been granted relief by the SEC to hire, terminate and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into a sub-advisory agreement on behalf of a Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement, including compensation, is approved by the Portfolio’s shareholders. For a detailed description of the Adviser and the sub-adviser to the EQ/American Century Mid Cap Value Portfolio, please see “Additional Information about the Portfolios — The Adviser” and “— The Sub-Advisers” below.

•

The Mid Cap Value Portfolio and the EQ/American Century Mid Cap Value Portfolio had net assets of approximately $171.4 million and $337.2 million, respectively, as of January 31, 2020. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $508.6 million.

•

As shown in the “Summary” above, the shareholders of Class IA, Class IB, and Class K of the Mid Cap Value Portfolio will receive Class IB, Class IB, and Class K shares, respectively, of the EQ/American Century Mid Cap Value Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the EQ/American Century Mid Cap Value Portfolio Class IB shares for the fiscal year following the Reorganization will be 1.00%, which is lower than those for the Mid Cap Value Portfolio Class IA and Class IB shares for the fiscal year ended December 31, 2019, which were 1.10% and 1.10%, respectively, and that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the EQ/American Century Mid Cap Value Portfolio Class K shares for the fiscal year following the Reorganization will be 0.75%, which is lower than that for the Mid Cap Value Portfolio Class K shares for the fiscal year ended December 31, 2019, which was 0.85%. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below. There is no assurance that fees and expenses will not increase after April 30, 2021, when the expense limitation arrangement (described below) for the EQ/American Century Mid Cap Value Portfolio will terminate if it is not renewed by the Board.

•

The EQ/American Century Mid Cap Value Portfolio has a higher management fee than the Mid Cap Value Portfolio. The maximum management fee for the Mid Cap Value Portfolio is equal to an annual rate of 0.80% of its average daily net assets, while the maximum management fee for the EQ/American Century Mid Cap Value Portfolio is equal to an annual rate of 0.90% of its average daily net assets. However, as discussed below, the EQ/American Century Mid Cap Value Portfolio currently has a lower expense limitation arrangement in place than that for the Mid Cap Value Portfolio.

•	In addition to the management fee, the Portfolios are subject to different administration fee schedules.

•

The Mid Cap Value Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Mid Cap Value Portfolio and multiple other portfolios of EQ Trust and the assets of all of the portfolios of VIP Trust (together, the “Aggregated Portfolios”), all of which are managed by FMG LLC, are aggregated together. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios; 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.080% thereafter. A complete list of the Aggregated Portfolios is provided in “Additional Information about the Portfolios — Management and Administrative Fees” below.

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•

The EQ/American Century Mid Cap Value Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $30,000. For purposes of calculating the asset-based administration fee, the assets of the EQ/American Century Mid Cap Value Portfolio and multiple other “single-advised” portfolios of EQ Trust (together, the “Single-Advised Portfolios”), all of which are managed by FMG LLC, are aggregated together. The asset-based administration fee is equal to an annual rate of 0.100% of the first $30 billion of the aggregate average daily net assets of the Single-Advised Portfolios; 0.0975% on the next $10 billion; 0.0950% on the next $5 billion; and 0.080% thereafter. A complete list of the Single-Advised Portfolios is provided in “Additional Information about the Portfolios — Management and Administrative Fees” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Mid Cap Value Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.10% for Class IA and Class IB shares and 0.85% for Class K shares of the Portfolio.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the EQ/American Century Mid Cap Value Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.00% for Class IB shares and 0.75% for Class K shares of the Portfolio.

•	The Class IB shares of the EQ/American Century Mid Cap Value Portfolio and the Class IA and Class IB shares of the Mid Cap Value Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•	For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•

The Class IB shares of EQ/American Century Mid Cap Value Portfolio outperformed compared to the Class IA and Class IB shares of the Mid Cap Value Portfolio for the one-year period ended December 31, 2019. Class K shares of EQ/American Century Mid Cap Value Portfolio had not commenced operations as of the date of this Combined Proxy Statement/Prospectus. Please see “Comparative Performance Information” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the EQ/American Century Mid Cap Value Portfolio. It is not expected that the EQ/American Century Mid Cap Value Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Mid Cap Value Portfolio. FMG LLC has reviewed the Mid Cap Value Portfolio’s current portfolio holdings and determined that the holdings generally are compatible with the EQ/American Century Mid Cap Value Portfolio’s investment objective and policies. Thus, FMG LLC believes that, if the Reorganization is approved, all or a substantial portion of the holdings of the Mid Cap Value Portfolio could be transferred to and held by the EQ/American Century Mid Cap Value Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is also expected that, if the Reorganization is approved, the holdings of the Mid Cap Value Portfolio involved

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therein that are not compatible with the EQ/American Century Mid Cap Value Portfolio’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with the EQ/American Century Mid Cap Value Portfolio’s investment objective and policies. The portion of the Mid Cap Value Portfolio’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by FMG LLC of the compatibility of those holdings with the EQ/American Century Mid Cap Value Portfolio’s portfolio composition and investment objective and policies. The need for the Mid Cap Value Portfolio to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and its (and indirectly its investors) incurring transaction costs that would not otherwise have been incurred. Such transaction costs could be material, but FMG LLC intends to implement the Reorganization in a manner that would minimize such costs, to the extent practicable, and believes that such costs would be reasonable in relation to the anticipated benefits of the Reorganization. The estimated percentage of the holdings of the Mid Cap Value Portfolio that will be sold in connection with its Reorganization is 70%. Estimated portfolio transaction costs are $134,923. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization.

•

Expenses of the Reorganization are estimated to be $82,795 (excluding portfolio transaction costs). To the extent that Reorganization expenses exceed the Mid Cap Value Portfolio’s expense limitation set forth in its expense limitation arrangement, they will be paid by FMG LLC.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below. For ease of comparison, the principal risks are listed alphabetically, but for each Portfolio, the most significant principal risks are indicated with an asterisk (*).

Risks	EQ/American Century Mid Cap Value Portfolio		Mid Cap Value Portfolio
Equity Risk	X	*	X	*
Index Strategy Risk			X	*
Investment Style Risk	X	*	X	*
Foreign Securities Risk	X	*
Currency Risk	X
European Economic Risk	X
Geographic Concentration Risk	X
Initial Public Offering (“IPO”) Risk	X
Market Risk	X		X
Mid-Cap Company Risk	X	*	X	*
Multiple Sub-Adviser Risk			X
New Portfolio Risk	X
Portfolio Management Risk	X		X
Real Estate Investing Risk			X	*
Sector Risk	X	*	X
Securities Lending Risk	X		X
Small-Cap Company Risk			X	*

Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class IA Shares, Class IB Shares and Class K Shares of the Mid Cap Value Portfolio and the Class IB Shares and Class K Shares of the EQ/American Century Mid

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Cap Value Portfolio and the estimated pro forma fees and expenses of the Class IB Shares and Class K Shares of the EQ/American Century Mid Cap Value Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by the relevant class of its shares for the fiscal year ended December 31, 2019. The pro forma fees and expenses of the EQ/American Century Mid Cap Value Portfolio shares assume that the Reorganization was in effect for the year ended December 31, 2019. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Mid Cap Value Portfolio	EQ/American Century Mid Cap Value Portfolio	Pro Forma EQ/American Century Mid Cap Value Portfolio (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Mid Cap Value Portfolio			EQ/American Century Mid Cap Value Portfolio			Pro Forma EQ/American Century Mid Cap Value Portfolio (assuming the Reorganization is approved)
	Class IA	Class IB	Class K	Class IB	Class K		Class IB	Class K
Management Fee	0.80%	0.80%	0.80%	0.90%	0.90%		0.90%	0.90%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.00%	0.25%	0.00%		0.25%	0.00%
Other Expenses	0.27%	0.27%	0.27%	0.16%	0.16%	*	0.14%	0.14%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%	0.00%	0.00%		0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.32%	1.32%	1.07%	1.31%	1.06%		1.29%	1.04%
Fee Waiver and/or Expense Reimbursement†	(0.22)%	(0.22)%	(0.22)%	(0.31)%	(0.31)%		(0.29)%	(0.29)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	1.10%	0.85%	1.00%	0.75%		1.00%	0.75%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of (1) the Mid Cap Value Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of the arrangement) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.10% for Class IA and IB shares and 0.85% for Class K shares of the Portfolio, and (2) the EQ/American Century Mid Cap Value Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.00% for Class IB shares and 0.75% for Class K shares of the Portfolio.
*	Based on estimated amounts for the current fiscal year.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

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•	The Portfolio’s operating expenses remain the same; and

•	The expense limitation arrangement with respect to the Portfolio is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Mid Cap Value Portfolio
Class IA	$112	$387	$702	$1,571
Class IB	$112	$397	$702	$1,571
Class K	$87	$318	$569	$1,286
EQ/American Century Mid Cap Value Portfolio
Class IB	$102	$385	$688	$1,552
Class K	$77	$306	$555	$1,266
Pro Forma EQ/American Century Mid Cap Value Portfolio (assuming the Reorganization is approved)
Class IB	$102	$380	$680	$1,531
Class K	$77	$302	$546	$1,245

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2019, the portfolio turnover rates for each of the Mid Cap Value Portfolio and the EQ/American Century Mid Cap Value Portfolio were 25% and 43%, respectively, of the average value of the Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Mid Cap Value Portfolio with those of the EQ/American Century Mid Cap Value Portfolio. The Board of EQ Trust may change the investment objective of a Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
EQ/American Century Mid Cap Value Portfolio	Mid Cap Value Portfolio
Investment Objective	Investment Objective

Seeks to achieve long-term capital growth. Income is a secondary objective.	Seeks to achieve long-term growth of capital.

Principal Investment Strategies	Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of medium size companies (or financial instruments that derive their value from such securities).	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid capitalization companies. In addition, securities of mid-capitalization companies may include financial instruments that derive their value from the securities of such companies.

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Acquiring Portfolio	Acquired Portfolio
EQ/American Century Mid Cap Value Portfolio	Mid Cap Value Portfolio

For purposes of this Portfolio, the Sub-Adviser considers medium size companies to include those companies whose market capitalizations at the time of purchase are within the capitalization range of the companies in the Russell 3000® Index, excluding the largest 100 such companies. The Sub-Adviser intends to manage the Portfolio so that its weighted capitalization falls within the capitalization range of the companies in the Russell Midcap® Index. As of December 31, 2019, the market capitalizations of the companies in the Russell 3000® Index, excluding the largest 100 such companies, and the Russell Midcap® Index, ranged from approximately $12.7 million to $1,305 billion and approximately $788.1 million to $78.6 billion, respectively. The size of companies in an index changes with market conditions, which can result in changes to the market capitalization range of companies in an index.	For purposes of this Portfolio, mid capitalization companies generally are companies with market capitalization within the range of companies in the Russell 2500™ Index (“Russell 2500”) or the Russell Midcap® Index (“Russell Midcap”) at the time of investment (as of December 31, 2019, the market capitalization of the companies in the Russell 2500 was between $12.7 million and $20.8 billion and the market capitalization of the companies in the Russell Midcap was between $788.1 million and $78.6 billion). The sizes of the companies in these indexes change with market conditions, which can result in changes to the market capitalization ranges of companies in the indexes.

No corresponding strategy.	The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that an Adviser believes provide opportunities for capital growth. These include securities of real estate investment trusts.

No corresponding strategy.	The Adviser will generally allocate the Portfolio’s assets among three or more Sub-Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies.

No corresponding strategy.	Under normal circumstances, one portion of the Portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the Portfolio will be actively managed (“Active Allocated Portions”).

No corresponding strategy.	Under normal circumstances, the Adviser anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Adviser and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

No corresponding strategy.	The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2500TM Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion.

The Sub-Adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The Sub-Adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The Sub-Adviser attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the Sub-Adviser believes more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the Sub-Adviser looks for companies with earnings, cash flows and/or assets that may not accurately reflect the companies’ value as determined by the Sub-Adviser. The Sub-Adviser also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.	Each Active Allocated Portion utilizes a value-oriented investment style and invests primarily in equity securities of companies that, in the view of the Sub-Adviser, are currently undervalued according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential.

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Acquiring Portfolio	Acquired Portfolio
EQ/American Century Mid Cap Value Portfolio	Mid Cap Value Portfolio

The Sub-Adviser may sell stocks from the Portfolio’s portfolio if it believes a stock no longer meets the Sub-Adviser’s valuation criteria, a stock’s risk parameters outweigh its return opportunity, more attractive alternatives are identified, or specific events alter a stock’s prospects.	A Sub-Adviser may sell a security for a variety of reasons, such as because the Sub-Adviser believes that it has become overvalued or shows deteriorating fundamentals, or to invest in a company believed to offer superior investment opportunities.

The Portfolio also may invest in securities issued in initial public offerings (“IPOs”).	No corresponding strategy.

The Portfolio may invest a portion of its assets in foreign securities when these securities meet the Sub-Adviser’s standards of selection.	No corresponding strategy.

The Portfolio also may lend its portfolio securities to earn additional income.	Same.

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in each Portfolio’s performance from year to year and by showing how the Mid Cap Value Portfolio’s average annual total returns for the past one-, five- and ten-year (or since inception) periods, and the EQ/American Century Mid Cap Value Portfolio’s average annual total returns for the past one-year and since inception periods, through December 31, 2019, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

Prior to April 2014, the Mid Cap Value Portfolio employed a volatility management strategy; returns prior to that date may have been different if the Portfolio had followed its current policies. For periods prior to June 2014, the performance shown below is that of the Portfolio’s predecessor, a series of VIP Trust that had a substantially identical investment objective, policies and strategies.

Class K shares of EQ/American Century Mid Cap Value Portfolio had not commenced operations as of the date of this Combined Proxy Statement/Prospectus.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Mid Cap Value Portfolio — Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 14.22% (2010 4th Quarter)	Worst quarter (% and time period) -22.48% (2011 3rd Quarter)

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EQ/American Century Mid Cap Value Portfolio — Calendar Year Total Return (Class IB)

Best quarter (% and time period) 13.20% (2019 1st Quarter)	Worst quarter (% and time period) 3.04% (2019 3rd Quarter)

Mid Cap Value Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Five Years	Ten Years/Since Inception
Mid Cap Value Portfolio — Class IA Shares	25.00%	6.03%	9.11%
Mid Cap Value Portfolio — Class IB Shares	24.96%	6.02%	9.05%
Mid Cap Value Portfolio — Class K Shares (Inception Date: August 26, 2011)	25.30%	6.30%	10.23%
Russell 2500TM Value Index (reflects no deduction for fees, expenses, or taxes)	23.56%	7.18%	11.25%

EQ/American Century Mid Cap Value Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Since Inception
EQ/American Century Mid Cap Value Portfolio — Class IB Shares (Inception Date: October 22, 2018)	28.77%	12.56%
Russell MidCap® Value Index (reflects no deduction for fees, expenses, or taxes)	27.06%	11.29%

Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2019, and of the EQ/American Century Mid Cap Value Portfolio on a pro forma combined basis as of December 31, 2019, after giving effect to the proposed Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Mid Cap Value Portfolio — Class IA Shares	$10.0	$15.32	654,080
Mid Cap Value Portfolio — Class IB Shares	$92.0	$14.94	6,155,402
EQ/American Century Mid Cap Value Portfolio — Class IB Shares	$347.8	$23.11	15,050,415
Adjustments*	—	—	(2,396,067)
Pro forma EQ/American Century Mid Cap Value Portfolio — Class IB Shares (assuming the Reorganization is approved)	$449.8	$23.11	19,463,830
Mid Cap Value Portfolio — Class K Shares	$77.7	$15.32	5,073,130
EQ/American Century Mid Cap Value Portfolio — Class K Shares	$0.0	$0.00	0
Adjustments*	—	—	(1,710,716)
Pro forma EQ/American Century Mid Cap Value Portfolio — Class K Shares (assuming the Reorganization is approved)	$77.7	$23.11	3,362,414
Total Pro forma Net Assets (assuming only the Reorganization is approved)	$527.5

*	The adjustments reflect retired shares of the Acquired Portfolio.

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AFTER CAREFUL CONSIDERATION, THE BOARD OF EQ TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE MID CAP VALUE PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THE PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 6.

PROPOSAL 7: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE AGGRESSIVE GROWTH PORTFOLIO, GROWTH PORTFOLIO, MODERATE GROWTH PORTFOLIO, AND MODERATE PORTFOLIO, EACH A SERIES OF VIP TRUST, EACH INTO THE ALL ASSET GROWTH-ALT 20 PORTFOLIO, A SERIES OF EQ TRUST.

This Proposal 7 requests your approval of each Reorganization Plan pursuant to which the Aggressive Growth Portfolio, Growth Portfolio, Moderate Growth Portfolio, and Moderate Portfolio will be reorganized into the All Asset Growth-Alt 20 Portfolio. The shareholders of each Acquired Portfolio will vote separately on its Reorganization. The consummation of any one Reorganization described in this Proposal is not contingent on the consummation of any other Reorganization.

Proposal 7.A.:    This Proposal 7.A. requests your approval of the Reorganization Plan pursuant to which the Aggressive Growth Portfolio will be reorganized into the All Asset Growth-Alt 20 Portfolio3. In considering whether you should approve the Proposal, you should note that:

•	The Portfolios are series of separate Trusts. The Aggressive Growth Portfolio is a series of VIP Trust, and the All Asset Growth-Alt 20 Portfolio is a series of EQ Trust.

•

The Aggressive Growth Portfolio and the All Asset Growth-Alt 20 Portfolio have similar investment objectives. The Aggressive Growth Portfolio seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation. The All Asset Growth-Alt 20 Portfolio seeks long-term capital appreciation and current income.

•

The Portfolios have similar investment policies. The Aggressive Growth Portfolio pursues its investment objective by investing in other mutual funds managed by the Adviser and in investment companies managed by investment managers other than the Adviser (for purposes of this proposal, affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. The All Asset Growth-Alt 20 Portfolio pursues its investment objective by investing in affiliated Underlying Portfolios and in Underlying ETFs, but does not invest in unaffiliated Underlying Portfolios. Each Portfolio provides diversified exposure to equity securities, fixed income securities, and alternative investments (“asset classes”) and invests according to an “asset allocation target,” which is established by the Adviser and represents an approximate percentage of the Portfolio’s assets that are invested in each asset class. Each Portfolio also may invest in Underlying Portfolios and Underlying ETFs that employ derivatives for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

•

There are, however, differences between the two Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparison of Investment Objectives, Policies and Strategies” below.

The Portfolios’ asset allocation targets differ:

•

The Aggressive Growth Portfolio’s current asset allocation target is to invest approximately 65% of its assets in equity investments, 10% of its assets in fixed income investments, and 25% of its assets in non-traditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs.

3	Effective on or about May 1, 2020, the All Asset Growth-Alt 20 Portfolio will be renamed EQ/All Asset Growth Allocation Portfolio.

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•

The All Asset Growth-Alt 20 Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% of its assets in fixed income investments, and 20% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.

•

The Aggressive Growth Portfolio invests in Underlying Portfolios and Underlying ETFs that utilize asset categories and strategies as follows (asset categories and strategies that the Adviser considers to be non-traditional (alternative) are indicated with an asterisk*): absolute return/multi strategies*, commodities*, convertible securities*, covered call writing*, currency*, global infrastructure*, global real estate*, listed private equity*, long/short credit*, managed futures*, merger arbitrage*, natural resources*, precious and base metals*, domestic large cap equity, domestic mid cap equity, domestic small cap equity, domestic micro cap equity, emerging markets equity, emerging markets small cap, frontier markets, global equity, international developed equity, international/global small cap equity, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, money market, U.S. government bond, U.S. investment grade bond, and U.S. short term investment grade bond.

•

The All Asset Growth-Alt 20 Portfolio invests according to target investment percentages for each “asset category” in which the Portfolio invests. Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. The term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities (20%), micro/small/mid cap equity securities (15%), foreign/emerging markets securities (20%), real estate investment trusts (“REITs”) (5%), other alternative investments (15%), investment grade bonds (23%) and high yield bonds (also known as “junk bonds”) (2%)). The REITs, other alternative investments, investment grade and high yield bond categories may include both U.S. and foreign issuers. The All Asset Growth-Alt 20 Portfolio’s alternative investments may include convertible securities, investments in certain industries or sectors (e.g., infrastructure), Underlying ETFs that invest in commodities and other instruments that derive their value from natural resources, the 1290 VT Natural Resources Portfolio, the 1290 VT Real Estate Portfolio and other instruments that derive their value from real estate, and the 1290 VT GAMCO Mergers & Acquisitions Portfolio.

•

Each Portfolio’s principal risks include affiliated portfolio risk, alternative investment risk, asset allocation risk, convertible securities risk, credit risk, currency risk, derivatives risk (e.g., futures contract risk), emerging markets risk, equity risk, foreign securities risk, inflation-indexed bonds risk, interest rate risk, investment grade securities risk, large-cap company risk, leveraging risk, market risk, mid-cap, small-cap and micro-cap company risk, non-investment grade securities risk, portfolio management risk, prepayment risk and extension risk, and risks related to investments in Underlying Portfolios and Underlying ETFs. The Aggressive Growth Portfolio also is subject to government securities risk, liquidity risk, loan risk, money market risk, redemption risk, sector risk, and variable and floating rate securities risk, while the All Asset Growth-Alt 20 Portfolio generally is not. The All Asset Growth-Alt 20 Portfolio also is subject to commodity ETF risk, energy sector risk, infrastructure sector risk, natural resources sector risk, real estate investing risk, securities lending risk, and special situations risk, while the Aggressive Growth Portfolio generally is not. To the extent the All Asset Growth-Alt 20 Portfolio generally will invest a greater percentage of its assets in fixed income investments and a lesser percentage of its assets in equity investments and non-traditional (alternative) investments than the Aggressive Growth Portfolio, its risk profile will differ from that of the Aggressive Growth Portfolio with respect to the degree of risk associated with those investments. Generally, a portfolio that invests a greater percentage of its assets in fixed income investments may be subject to lower risk and volatility than a portfolio that invests a greater percentage of its assets in equity investments and non-traditional (alternative) investments. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

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•

FMG LLC serves as the investment manager and administrator for each Portfolio, and FMG LLC will continue to manage and administer the All Asset Growth-Alt 20 Portfolio after the Reorganization. For a detailed description of FMG LLC, please see “Additional Information about the Portfolios — The Adviser” below.

•

The Aggressive Growth Portfolio and the All Asset Growth-Alt 20 Portfolio had net assets of approximately $14.2 million and $333.1 million, respectively, as of January 31, 2020. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $347.3 million. In addition, as discussed in connection with Proposal 7.B., 7.C., and 7.D., it is also proposed that the Growth Portfolio, Moderate Growth Portfolio, and Moderate Portfolio be reorganized into the All Asset Growth-Alt 20 Portfolio. These Portfolios’ approximate net assets as of January 31, 2020 were as follows:

Acquired Portfolios	Net Assets
Growth Portfolio	$26.7 million
Moderate Growth Portfolio	$35.2 million
Moderate Portfolio	$39.8 million

•

Thus, if the Reorganizations of the Aggressive Growth Portfolio and each of the Portfolios as provided in Proposal 7.B., 7.C., and 7.D. had been in effect on that date, the combined Portfolio would have had net assets of approximately $449.0 million.

•

As shown in the “Summary” above, the shareholders of Class B of the Aggressive Growth Portfolio will receive Class IB shares of the All Asset Growth-Alt 20 Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB shares for the fiscal year following the Reorganization will be 1.28%, which is lower than that for the Aggressive Growth Portfolio Class B shares for the fiscal year ended December 31, 2019, which was 1.45%. This assumes that only the Reorganization of the Aggressive Growth Portfolio into the All Asset Growth-Alt 20 Portfolio is consummated. If all four of the proposed Reorganizations into the All Asset Growth-Alt 20 Portfolio are consummated, then it is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB shares for the fiscal year following the Reorganization will be 1.27%. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below. There is no assurance that fees and expenses would not increase after April 30, 2022, when the expense limitation arrangement (described below) for the All Asset Growth-Alt 20 Portfolio would terminate if it is not renewed by the Board.

•

The All Asset Growth-Alt 20 Portfolio has a lower management fee than the Aggressive Growth Portfolio. The management fee for the Aggressive Growth Portfolio is equal to an annual rate of 0.15% of its average daily net assets, while the management fee for the All Asset Growth-Alt 20 Portfolio is equal to an annual rate of 0.10% of its average daily net assets. In addition, as discussed below, if Proposal 7.A. is approved, the All Asset Growth-Alt 20 Portfolio would have a lower expense limitation arrangement in place than that for the Aggressive Growth Portfolio.

•

The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Aggressive Growth Portfolio and all other portfolios of VIP Trust, and the assets of the All Asset Growth-Alt 20 Portfolio and multiple other portfolios of EQ Trust (together, the “Aggregated Portfolios”), all of which are managed by FMG LLC, are aggregated together. The asset-based

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administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios; 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.080% thereafter. A complete list of the Aggregated Portfolios is provided in “Additional Information about the Portfolios — Management and Administrative Fees” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Aggressive Growth Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.45% for Class B shares of the Portfolio.

•

If Proposal 7.A. is approved, FMG LLC has undertaken to enter into a new contractual expense limitation arrangement with respect to the All Asset Growth-Alt 20 Portfolio. Under this contract, FMG LLC would agree to make payments or waive its management, administrative or other fees to limit the expenses of the All Asset Growth-Alt 20 Portfolio through April 30, 2022 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.25% for Class IB shares of the Portfolio.

•	The Class IB shares of the All Asset Growth-Alt 20 Portfolio and the Class B shares of the Aggressive Growth Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•	For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•

The Class IB shares of All Asset Growth-Alt 20 Portfolio underperformed compared to the Class B shares of the Aggressive Growth Portfolio for the one-year period ended December 31, 2019 and outperformed the Aggressive Growth Portfolio for the five-year period ended December 31, 2019. Please see “Comparative Performance Information” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the All Asset Growth-Alt 20 Portfolio. It is not expected that the All Asset Growth-Alt 20 Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Aggressive Growth Portfolio. If the Reorganization is approved, all of the Aggressive Growth Portfolio’s assets (“Transferred Assets”) on the Closing Date will be transferred to the All Asset Growth-Alt 20 Portfolio. It is anticipated that immediately prior to the Closing Date, the Aggressive Growth Portfolio will liquidate substantially all of its securities holdings (that is, the shares of the Underlying Portfolios and Underlying ETFs in which it invests) and hold cash. Estimated portfolio transaction costs are $571. It is anticipated that the Transferred Assets will consist of cash. The sale of portfolio holdings by the Aggressive Growth Portfolio in connection with the Reorganization may result in the Aggressive Growth Portfolio selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and its (and indirectly its investors) incurring transaction costs that would not otherwise have been incurred. Such transaction costs could be material, but FMG LLC intends to implement the Reorganization in a manner that would minimize such costs, to the extent practicable, and believes that such costs would be reasonable in relation to the anticipated benefits of the Reorganization. It is also expected that, over

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time, the All Asset Growth-Alt 20 Portfolio will use the Transferred Assets to invest in Underlying Portfolios and Underlying ETFs, as well as other investments, consistent with its principal investment strategy. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization.

•

Expenses of the Reorganization are estimated to be $602 (excluding portfolio transaction costs). To the extent that Reorganization expenses exceed the Aggressive Growth Portfolio’s expense limitation set forth in its expense limitation arrangement, they will be paid by FMG LLC.

Proposal 7.B.:    This Proposal 7.B. requests your approval of the Reorganization Plan pursuant to which the Growth Portfolio will be reorganized into the All Asset Growth-Alt 20 Portfolio4. In considering whether you should approve the Proposal, you should note that:

•	The Portfolios are series of separate Trusts. The Growth Portfolio is a series of VIP Trust, and the All Asset Growth-Alt 20 Portfolio is a series of EQ Trust.

•	The Growth Portfolio and the All Asset Growth-Alt 20 Portfolio have identical investment objectives. Both Portfolios seek long-term capital appreciation and current income.

•

The Portfolios have similar investment policies. The Growth Portfolio pursues its investment objective by investing in affiliated and unaffiliated Underlying Portfolios and in Underlying ETFs comprising various asset categories and strategies. The All Asset Growth-Alt 20 Portfolio pursues its investment objective by investing in affiliated Underlying Portfolios and in Underlying ETFs, but does not invest in unaffiliated Underlying Portfolios. Each Portfolio provides diversified exposure to equity securities, fixed income securities, and alternative investments (“asset classes”) and invests according to an “asset allocation target,” which is established by the Adviser and represents an approximate percentage of the Portfolio’s assets that are invested in each asset class. Each Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% of its assets in fixed income investments, and 20% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs. Each Portfolio also may invest in Underlying Portfolios and Underlying ETFs that employ derivatives for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

•

There are, however, differences between the two Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparison of Investment Objectives, Policies and Strategies” below.

•

The Growth Portfolio invests in Underlying Portfolios and Underlying ETFs that utilize asset categories and strategies as follows (asset categories and strategies that the Adviser considers to be non-traditional (alternative) are indicated with an asterisk*): absolute return/multi strategies*, commodities*, convertible securities*, covered call writing*, currency*, global infrastructure*, global real estate*, listed private equity*, long/short credit*, managed futures*, merger arbitrage*, natural resources*, precious and base metals*, domestic large cap equity, domestic mid cap equity, domestic small cap equity, domestic micro cap equity, emerging markets equity, emerging markets small cap, frontier markets, global equity, international developed equity, international/global small cap equity, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, money market, U.S. government bond, U.S. investment grade bond, and U.S. short term investment grade bond.

•

The All Asset Growth-Alt 20 Portfolio invests according to target investment percentages for each “asset category” in which the Portfolio invests. Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset

4	Effective on or about May 1, 2020, the All Asset Growth-Alt 20 Portfolio will be renamed EQ/All Asset Growth Allocation Portfolio.

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category. The term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities (20%), micro/small/mid cap equity securities (15%), foreign/emerging markets securities (20%), real estate investment trusts (“REITs”) (5%), other alternative investments (15%), investment grade bonds (23%) and high yield bonds (also known as “junk bonds”) (2%)). The REITs, other alternative investments, investment grade and high yield bond categories may include both U.S. and foreign issuers. The All Asset Growth-Alt 20 Portfolio’s alternative investments may include convertible securities, investments in certain industries or sectors (e.g., infrastructure), Underlying ETFs that invest in commodities and other instruments that derive their value from natural resources, the 1290 VT Natural Resources Portfolio, the 1290 VT Real Estate Portfolio and other instruments that derive their value from real estate, and the 1290 VT GAMCO Mergers & Acquisitions Portfolio.

•

Each Portfolio’s principal risks include affiliated portfolio risk, alternative investment risk, asset allocation risk, convertible securities risk, credit risk, currency risk, derivatives risk (e.g., futures contract risk), emerging markets risk, equity risk, foreign securities risk, inflation-indexed bonds risk, interest rate risk, investment grade securities risk, large-cap company risk, leveraging risk, market risk, mid-cap, small-cap and micro-cap company risk, non-investment grade securities risk, portfolio management risk, prepayment risk and extension risk, and risks related to investments in Underlying Portfolios and Underlying ETFs. The Growth Portfolio also is subject to government securities risk, liquidity risk, loan risk, money market risk, redemption risk, sector risk, and variable and floating rate securities risk, while the All Asset Growth-Alt 20 Portfolio generally is not. The All Asset Growth-Alt 20 Portfolio also is subject to commodity ETF risk, energy sector risk, infrastructure sector risk, natural resources sector risk, real estate investing risk, securities lending risk, and special situations risk, while the Growth Portfolio generally is not. The risk profile of the All Asset Growth-Alt 20 Portfolio is generally comparable to that of the Growth Portfolio. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for each Portfolio, and FMG LLC will continue to manage and administer the All Asset Growth-Alt 20 Portfolio after the Reorganization. For a detailed description of FMG LLC, please see “Additional Information about the Portfolios — The Adviser” below.

•

The Growth Portfolio and the All Asset Growth-Alt 20 Portfolio had net assets of approximately $26.7 million and $333.1 million, respectively, as of January 31, 2020. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $359.8 million. In addition, as discussed in connection with Proposal 7.A., 7.C., and 7.D., it is also proposed that the Aggressive Growth Portfolio, Moderate Growth Portfolio, and Moderate Portfolio be reorganized into the All Asset Growth-Alt 20 Portfolio. These Portfolios’ approximate net assets as of January 31, 2020 were as follows:

Acquired Portfolios	Net Assets
Aggressive Growth Portfolio	$14.2 million
Moderate Growth Portfolio	$35.2 million
Moderate Portfolio	$39.8 million

Thus, if the Reorganizations of the Growth Portfolio and each of the Portfolios as provided in Proposal 7.A., 7.C., and 7.D. had been in effect on that date, the combined Portfolio would have had net assets of approximately $449.0 million.

•

As shown in the “Summary” above, the shareholders of Class B of the Growth Portfolio will receive Class IB shares of the All Asset Growth-Alt 20 Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

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•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB shares for the fiscal year following the Reorganization will be 1.28%, which is lower than that for the Growth Portfolio Class B shares for the fiscal year ended December 31, 2019, which was 1.40%. This assumes that only the Reorganization of the Growth Portfolio into the All Asset Growth-Alt 20 Portfolio is consummated. If all four of the proposed Reorganizations into the All Asset Growth-Alt 20 Portfolio are consummated, then it is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB shares for the fiscal year following the Reorganization will be 1.27%. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below. There is no assurance that fees and expenses would not increase after April 30, 2022, when the expense limitation arrangement (described below) for the All Asset Growth-Alt 20 Portfolio would terminate if it is not renewed by the Board.

•

The All Asset Growth-Alt 20 Portfolio has a lower management fee than the Growth Portfolio. The management fee for the Growth Portfolio is equal to an annual rate of 0.15% of its average daily net assets, while the management fee for the All Asset Growth-Alt 20 Portfolio is equal to an annual rate of 0.10% of its average daily net assets. In addition, as discussed below, if Proposal 7.B. is approved, the All Asset Growth-Alt 20 Portfolio would have a lower expense limitation arrangement in place than that for the Growth Portfolio.

•

The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Growth Portfolio and all other portfolios of VIP Trust, and the assets of the All Asset Growth-Alt 20 Portfolio and multiple other portfolios of EQ Trust (together, the “Aggregated Portfolios”), all of which are managed by FMG LLC, are aggregated together. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios; 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.080% thereafter. A complete list of the Aggregated Portfolios is provided in “Additional Information about the Portfolios — Management and Administrative Fees” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Growth Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.40% for Class B shares of the Portfolio.

•

If Proposal 7.B. is approved, FMG LLC has undertaken to enter into a new contractual expense limitation arrangement with respect to the All Asset Growth-Alt 20 Portfolio. Under this contract, FMG LLC would agree to make payments or waive its management, administrative or other fees to limit the expenses of the All Asset Growth-Alt 20 Portfolio through April 30, 2022 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.25% for Class IB shares of the Portfolio.

•	The Class IB shares of the All Asset Growth-Alt 20 Portfolio and the Class B shares of the Growth Portfolio are each subject to a 0.25% Rule 12b-1 fee.

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•	For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•

The Class IB shares of All Asset Growth-Alt 20 Portfolio outperformed compared to the Class B shares of the Growth Portfolio for the one-year and five-year periods ended December 31, 2019. Please see “Comparative Performance Information” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the All Asset Growth-Alt 20 Portfolio. It is not expected that the All Asset Growth-Alt 20 Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Growth Portfolio. If the Reorganization is approved, all of the Growth Portfolio’s assets (“Transferred Assets”) on the Closing Date will be transferred to the All Asset Growth-Alt 20 Portfolio. It is anticipated that immediately prior to the Closing Date, the Growth Portfolio will liquidate substantially all of its securities holdings (that is, the shares of the Underlying Portfolios and Underlying ETFs in which it invests) and hold cash. Estimated portfolio transaction costs are $973. It is anticipated that the Transferred Assets will consist of cash. The sale of portfolio holdings by the Growth Portfolio in connection with the Reorganization may result in the Growth Portfolio selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and its (and indirectly its investors) incurring transaction costs that would not otherwise have been incurred. Such transaction costs could be material, but FMG LLC intends to implement the Reorganization in a manner that would minimize such costs, to the extent practicable, and believes that such costs would be reasonable in relation to the anticipated benefits of the Reorganization. It is also expected that, over time, the All Asset Growth-Alt 20 Portfolio will use the Transferred Assets to invest in Underlying Portfolios and Underlying ETFs, as well as other investments, consistent with its principal investment strategy. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization.

•

Expenses of the Reorganization are estimated to be $983 (excluding portfolio transaction costs). To the extent that Reorganization expenses exceed the Growth Portfolio’s expense limitation set forth in its expense limitation arrangement, they will be paid by FMG LLC.

Proposal 7.C.:    This Proposal 7.C. requests your approval of the Reorganization Plan pursuant to which the Moderate Growth Portfolio will be reorganized into the All Asset Growth-Alt 20 Portfolio5. In considering whether you should approve the Proposal, you should note that:

•	The Portfolios are series of separate Trusts. The Moderate Growth Portfolio is a series of VIP Trust, and the All Asset Growth-Alt 20 Portfolio is a series of EQ Trust.

•

The Moderate Growth Portfolio and the All Asset Growth-Alt 20 Portfolio have similar investment objectives. The Moderate Growth Portfolio seeks long-term capital appreciation and current income, with a greater emphasis on current income. The All Asset Growth-Alt 20 Portfolio seeks long-term capital appreciation and current income.

•

The Portfolios have similar investment policies. The Moderate Growth Portfolio pursues its investment objective by investing in affiliated and unaffiliated Underlying Portfolios and in Underlying ETFs comprising various asset categories and strategies. The All Asset Growth-Alt 20 Portfolio pursues its investment objective by investing in affiliated Underlying Portfolios and in Underlying ETFs, but does not invest in unaffiliated Underlying Portfolios. Each Portfolio provides diversified exposure to equity securities, fixed income securities, and alternative investments (“asset classes”) and invests according to an “asset allocation target,” which is established by the Adviser and represents an approximate percentage of the Portfolio’s assets that are invested in each asset class. Each Portfolio also may invest in Underlying Portfolios and Underlying ETFs that employ derivatives for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

5	Effective on or about May 1, 2020, the All Asset Growth-Alt 20 Portfolio will be renamed EQ/All Asset Growth Allocation Portfolio.

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•

There are, however, differences between the two Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparison of Investment Objectives, Policies and Strategies” below.

The Portfolios’ asset allocation targets differ:

•

The Moderate Growth Portfolio’s current asset allocation target is to invest approximately 45% of its assets in equity investments, 40% of its assets in fixed income investments, and 15% of its assets in non-traditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs.

•

The All Asset Growth-Alt 20 Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% of its assets in fixed income investments, and 20% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.

•

The Moderate Growth Portfolio invests in Underlying Portfolios and Underlying ETFs that utilize asset categories and strategies as follows (asset categories and strategies that the Adviser considers to be non-traditional (alternative) are indicated with an asterisk*): absolute return/multi strategies*, commodities*, convertible securities*, covered call writing*, currency*, global infrastructure*, global real estate*, listed private equity*, long/short credit*, managed futures*, merger arbitrage*, natural resources*, precious and base metals*, domestic large cap equity, domestic mid cap equity, domestic small cap equity, domestic micro cap equity, emerging markets equity, emerging markets small cap, frontier markets, global equity, international developed equity, international/global small cap equity, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, money market, U.S. government bond, U.S. investment grade bond, and U.S. short term investment grade bond.

•

The All Asset Growth-Alt 20 Portfolio invests according to target investment percentages for each “asset category” in which the Portfolio invests. Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. The term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities (20%), micro/small/mid cap equity securities (15%), foreign/emerging markets securities (20%), real estate investment trusts (“REITs”) (5%), other alternative investments (15%), investment grade bonds (23%) and high yield bonds (also known as “junk bonds”) (2%)). The REITs, other alternative investments, investment grade and high yield bond categories may include both U.S. and foreign issuers. The All Asset Growth-Alt 20 Portfolio’s alternative investments may include convertible securities, investments in certain industries or sectors (e.g., infrastructure), Underlying ETFs that invest in commodities and other instruments that derive their value from natural resources, the 1290 VT Natural Resources Portfolio, the 1290 VT Real Estate Portfolio and other instruments that derive their value from real estate, and the 1290 VT GAMCO Mergers & Acquisitions Portfolio.

•

Each Portfolio’s principal risks include affiliated portfolio risk, alternative investment risk, asset allocation risk, convertible securities risk, credit risk, currency risk, derivatives risk (e.g., futures contract risk), emerging markets risk, equity risk, foreign securities risk, inflation-indexed bonds risk, interest rate risk, investment grade securities risk, large-cap company risk, leveraging risk, market risk, mid-cap, small-cap and micro-cap company risk, non-investment grade securities risk, portfolio management risk, prepayment risk and extension risk, and risks related to investments in Underlying Portfolios and Underlying ETFs. The Moderate Growth Portfolio also is subject to government securities risk, liquidity risk, loan risk, money market risk, redemption risk, sector risk, and variable and floating rate securities risk, while the All Asset Growth-Alt 20 Portfolio generally is not. The All Asset Growth-Alt 20 Portfolio also

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is subject to commodity ETF risk, energy sector risk, infrastructure sector risk, natural resources sector risk, real estate investing risk, securities lending risk, and special situations risk, while the Moderate Growth Portfolio generally is not. To the extent the All Asset Growth-Alt 20 Portfolio generally will invest a greater percentage of its assets in equity investments and in non-traditional (alternative) investments and a lesser percentage of its assets in fixed income investments than the Moderate Growth Portfolio, its risk profile will differ from that of the Moderate Growth Portfolio with respect to the degree of risk associated with those investments. Generally, a portfolio that invests a greater percentage of its assets in equity investments and non-traditional (alternative) investments may be subject to higher risk and volatility than a portfolio that invests a greater percentage of its assets in fixed income investments. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for each Portfolio, and FMG LLC will continue to manage and administer the All Asset Growth-Alt 20 Portfolio after the Reorganization. For a detailed description of FMG LLC, please see “Additional Information about the Portfolios — The Adviser” below.

•

The Moderate Growth Portfolio and the All Asset Growth-Alt 20 Portfolio had net assets of approximately $35.2 million and $333.1 million, respectively, as of January 31, 2020. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $368.3 million. In addition, as discussed in connection with Proposal 7.A., 7.B., and 7.D., it is also proposed that the Aggressive Growth Portfolio, Growth Portfolio, and Moderate Portfolio be reorganized into the All Asset Growth-Alt 20 Portfolio. These Portfolios’ approximate net assets as of January 31, 2020 were as follows:

Acquired Portfolios	Net Assets
Aggressive Growth Portfolio	$14.2 million
Growth Portfolio	$26.7 million
Moderate Portfolio	$39.8 million

Thus, if the Reorganizations of the Moderate Growth Portfolio and each of the Portfolios as provided in Proposal 7.A., 7.B., and 7.D. had been in effect on that date, the combined Portfolio would have had net assets of approximately $449.0 million.

•

As shown in the “Summary” above, the shareholders of Class B of the Moderate Growth Portfolio will receive Class IB shares of the All Asset Growth-Alt 20 Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB shares for the fiscal year following the Reorganization will be 1.28%, which is lower than that for the Moderate Growth Portfolio Class IB shares for the fiscal year ended December 31, 2019, which was 1.37%. This assumes that only the Reorganization of the Moderate Growth Portfolio into the All Asset Growth-Alt 20 Portfolio is consummated. If all four of the proposed Reorganizations into the All Asset Growth-Alt 20 Portfolio are consummated, then it is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB shares for the fiscal year following the Reorganization will be 1.27%. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below. There is no assurance that fees and expenses would not increase after April 30, 2022, when the expense limitation arrangement (described below) for the All Asset Growth-Alt 20 Portfolio would terminate if it is not renewed by the Board.

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•

The All Asset Growth-Alt 20 Portfolio has a lower management fee than the Moderate Growth Portfolio. The management fee for the Moderate Growth Portfolio is equal to an annual rate of 0.15% of its average daily net assets, while the management fee for the All Asset Growth-Alt 20 Portfolio is equal to an annual rate of 0.10% of its average daily net assets. In addition, as discussed below, if Proposal 7.C. is approved, the All Asset Growth-Alt 20 Portfolio would have a lower expense limitation arrangement in place than that for the Moderate Growth Portfolio.

•

The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Moderate Growth Portfolio and all other portfolios of VIP Trust, and the assets of the All Asset Growth-Alt 20 Portfolio and multiple other portfolios of EQ Trust (together, the “Aggregated Portfolios”), all of which are managed by FMG LLC, are aggregated together. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios; 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.080% thereafter. A complete list of the Aggregated Portfolios is provided in “Additional Information about the Portfolios — Management and Administrative Fees” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Moderate Growth Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.35% for Class B shares of the Portfolio.

•

If Proposal 7.C. is approved, FMG LLC has undertaken to enter into a new contractual expense limitation arrangement with respect to the All Asset Growth-Alt 20 Portfolio. Under this contract, FMG LLC would agree to make payments or waive its management, administrative or other fees to limit the expenses of the All Asset Growth-Alt 20 Portfolio through April 30, 2022 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.25% for Class IB shares of the Portfolio.

•	The Class IB shares of the All Asset Growth-Alt 20 Portfolio and the Class B shares of the Moderate Growth Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•	For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•

The Class IB shares of All Asset Growth-Alt 20 Portfolio outperformed compared to the Class B shares of the Moderate Growth Portfolio for the one-year and five-year periods ended December 31, 2019. Please see “Comparative Performance Information” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the All Asset Growth-Alt 20 Portfolio. It is not expected that the All Asset Growth-Alt 20 Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Moderate Growth Portfolio. If the Reorganization is approved, all of the Moderate Growth Portfolio’s assets (“Transferred Assets”) on the Closing Date will be transferred to the All Asset Growth-Alt 20 Portfolio. It is anticipated that immediately prior to the Closing Date, the Moderate Growth

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Portfolio will liquidate substantially all of its securities holdings (that is, the shares of the Underlying Portfolios and Underlying ETFs in which it invests) and hold cash. Estimated portfolio transaction costs are $1,221. It is anticipated that the Transferred Assets will consist of cash. The sale of portfolio holdings by the Moderate Growth Portfolio in connection with the Reorganization may result in the Moderate Growth Portfolio selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and its (and indirectly its investors) incurring transaction costs that would not otherwise have been incurred. Such transaction costs could be material, but FMG LLC intends to implement the Reorganization in a manner that would minimize such costs, to the extent practicable, and believes that such costs would be reasonable in relation to the anticipated benefits of the Reorganization. It is also expected that, over time, the All Asset Growth-Alt 20 Portfolio will use the Transferred Assets to invest in Underlying Portfolios and Underlying ETFs, as well as other investments, consistent with its principal investment strategy. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization.

•

Expenses of the Reorganization are estimated to be $13,843 (excluding portfolio transaction costs). To the extent that Reorganization expenses exceed the Moderate Growth Portfolio’s expense limitation set forth in its expense limitation arrangement, they will be paid by FMG LLC.

Proposal 7.D.:    This Proposal 7.D. requests your approval of the Reorganization Plan pursuant to which the Moderate Portfolio will be reorganized into the All Asset Growth-Alt 20 Portfolio6. In considering whether you should approve the Proposal, you should note that:

•	The Portfolios are series of separate Trusts. The Moderate Portfolio is a series of VIP Trust, and the All Asset Growth-Alt 20 Portfolio is a series of EQ Trust.

•

The Moderate Portfolio and the All Asset Growth-Alt 20 Portfolio have similar investment objectives. The Moderate Portfolio seeks long-term capital appreciation and current income, with a greater emphasis on current income. The All Asset Growth-Alt 20 Portfolio seeks long-term capital appreciation and current income.

•

The Portfolios have similar investment policies. The Moderate Portfolio pursues its investment objective by investing in affiliated and unaffiliated Underlying Portfolios and in Underlying ETFs comprising various asset categories and strategies. The All Asset Growth-Alt 20 Portfolio pursues its investment objective by investing in affiliated Underlying Portfolios and in Underlying ETFs, but does not invest in unaffiliated Underlying Portfolios. Each Portfolio provides diversified exposure to equity securities, fixed income securities, and alternative investments (“asset classes”) and invests according to an “asset allocation target,” which is established by the Adviser and represents an approximate percentage of the Portfolio’s assets that are invested in each asset class. Each Portfolio also may invest in Underlying Portfolios and Underlying ETFs that employ derivatives for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

•

There are, however, differences between the two Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparison of Investment Objectives, Policies and Strategies” below.

The Portfolios’ asset allocation targets differ:

•

The Moderate Portfolio’s current asset allocation target is to invest approximately 35% of its assets in equity investments, 55% of its assets in fixed income investments, and 10% of its assets in non-traditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs.

•	The All Asset Growth-Alt 20 Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% of its assets in fixed income investments, and 20% of

6	Effective on or about May 1, 2020, the All Asset Growth-Alt 20 Portfolio will be renamed EQ/All Asset Growth Allocation Portfolio.

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its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs.

•

The Moderate Portfolio invests in Underlying Portfolios and Underlying ETFs that utilize asset categories and strategies as follows (asset categories and strategies that the Adviser considers to be non-traditional (alternative) are indicated with an asterisk*): absolute return/multi strategies*, commodities*, convertible securities*, covered call writing*, currency*, global infrastructure*, global real estate*, listed private equity*, long/short credit*, managed futures*, merger arbitrage*, natural resources*, precious and base metals*, domestic large cap equity, domestic mid cap equity, domestic small cap equity, domestic micro cap equity, emerging markets equity, emerging markets small cap, frontier markets, global equity, international developed equity, international/global small cap equity, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, money market, U.S. government bond, U.S. investment grade bond, and U.S. short term investment grade bond.

•

The All Asset Growth-Alt 20 Portfolio invests according to target investment percentages for each “asset category” in which the Portfolio invests. Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. The term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities (20%), micro/small/mid cap equity securities (15%), foreign/emerging markets securities (20%), real estate investment trusts (“REITs”) (5%), other alternative investments (15%), investment grade bonds (23%) and high yield bonds (also known as “junk bonds”) (2%)). The REITs, other alternative investments, investment grade and high yield bond categories may include both U.S. and foreign issuers. The All Asset Growth-Alt 20 Portfolio’s alternative investments may include convertible securities, investments in certain industries or sectors (e.g., infrastructure), Underlying ETFs that invest in commodities and other instruments that derive their value from natural resources, the 1290 VT Natural Resources Portfolio, the 1290 VT Real Estate Portfolio and other instruments that derive their value from real estate, and the 1290 VT GAMCO Mergers & Acquisitions Portfolio.

•

Each Portfolio’s principal risks include affiliated portfolio risk, alternative investment risk, asset allocation risk, convertible securities risk, credit risk, currency risk, derivatives risk (e.g., futures contract risk), emerging markets risk, equity risk, foreign securities risk, inflation-indexed bonds risk, interest rate risk, investment grade securities risk, large-cap company risk, leveraging risk, market risk, mid-cap, small-cap and micro-cap company risk, non-investment grade securities risk, portfolio management risk, prepayment risk and extension risk, and risks related to investments in Underlying Portfolios and Underlying ETFs. The Moderate Portfolio also is subject to government securities risk, liquidity risk, loan risk, money market risk, redemption risk, sector risk, and variable and floating rate securities risk, while the All Asset Growth-Alt 20 Portfolio generally is not. The All Asset Growth-Alt 20 Portfolio also is subject to commodity ETF risk, energy sector risk, infrastructure sector risk, natural resources sector risk, real estate investing risk, securities lending risk, and special situations risk, while the Moderate Portfolio generally is not. To the extent the All Asset Growth-Alt 20 Portfolio generally will invest a greater percentage of its assets in equity investments and in non-traditional (alternative) investments and a lesser percentage of its assets in fixed income investments than the Moderate Portfolio, its risk profile will differ from that of the Moderate Portfolio with respect to the degree of risk associated with those investments. Generally, a portfolio that invests a greater percentage of its assets in equity investments and non-traditional (alternative) investments may be subject to higher risk and volatility than a portfolio that invests a greater percentage of its assets in fixed income investments. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•	FMG LLC serves as the investment manager and administrator for each Portfolio, and FMG LLC will continue to manage and administer the All Asset Growth-Alt 20 Portfolio after the Reorganization. For a

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detailed description of FMG LLC, please see “Additional Information about the Portfolios — The Adviser” below.

•

The Moderate Portfolio and the All Asset Growth-Alt 20 Portfolio had net assets of approximately $39.8 million and $333.1 million, respectively, as of January 31, 2020. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $372.9 million. In addition, as discussed in connection with Proposal 7.A., 7.B., and 7.C., it is also proposed that the Aggressive Growth Portfolio, Growth Portfolio, and Moderate Growth Portfolio be reorganized into the All Asset Growth-Alt 20 Portfolio. These Portfolios’ approximate net assets as of January 31, 2020 were as follows:

Acquired Portfolios	Net Assets
Aggressive Growth Portfolio	$14.2 million
Growth Portfolio	$26.7 million
Moderate Growth Portfolio	$35.2 million

Thus, if the Reorganizations of the Moderate Portfolio and each of the Portfolios as provided in Proposal 7.A., 7.B., and 7.C. had been in effect on that date, the combined Portfolio would have had net assets of approximately $449.0 million.

•

As shown in the “Summary” above, the shareholders of Class B of the Moderate Portfolio will receive Class IB shares of the All Asset Growth-Alt 20 Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB shares for the fiscal year following the Reorganization will be 1.28%, which is the same as that for the Moderate Portfolio Class B shares for the fiscal year ended December 31, 2019, which was 1.28%. This assumes that only the Reorganization of the Moderate Portfolio into the All Asset Growth-Alt 20 Portfolio is consummated. If all four of the proposed Reorganizations into the All Asset Growth-Alt 20 Portfolio are consummated, then it is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the All Asset Growth-Alt 20 Portfolio Class IB shares for the fiscal year following the Reorganization will be 1.27%. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below. There is no assurance that fees and expenses would not increase after April 30, 2022, when the expense limitation arrangement (described below) for the All Asset Growth-Alt 20 Portfolio would terminate if it is not renewed by the Board.

•

The All Asset Growth-Alt 20 Portfolio has a lower management fee than the Moderate Portfolio. The management fee for the Moderate Portfolio is equal to an annual rate of 0.15% of its average daily net assets, while the management fee for the All Asset Growth-Alt 20 Portfolio is equal to an annual rate of 0.10% of its average daily net assets. In addition, as discussed below, if Proposal 7.D. is approved, the All Asset Growth-Alt 20 Portfolio would have the same expense limitation arrangement in place as that for the Moderate Portfolio.

•

The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Moderate Portfolio and all other portfolios of VIP Trust, and the assets of the All Asset Growth-Alt 20 Portfolio and multiple other portfolios of EQ Trust (together, the “Aggregated Portfolios”), all of which are managed by FMG LLC, are aggregated together. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios; 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.080% thereafter. A complete list of the Aggregated Portfolios is provided in “Additional Information about the Portfolios — Management and Administrative Fees” below.

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•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Moderate Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.25% for Class B shares of the Portfolio.

•

If Proposal 7.D. is approved, FMG LLC has undertaken to enter into a new contractual expense limitation arrangement with respect to the All Asset Growth-Alt 20 Portfolio. Under this contract, FMG LLC would agree to make payments or waive its management, administrative or other fees to limit the expenses of the All Asset Growth-Alt 20 Portfolio through April 30, 2022 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.25% for Class IB shares of the Portfolio.

•	The Class IB shares of the All Asset Growth-Alt 20 Portfolio and the Class B shares of the Moderate Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•	For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•

The Class IB shares of All Asset Growth-Alt 20 Portfolio outperformed compared to the Class B shares of the Moderate Portfolio for the one-year and five-year periods ended December 31, 2019. Please see “Comparative Performance Information” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the All Asset Growth-Alt 20 Portfolio. It is not expected that the All Asset Growth-Alt 20 Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Moderate Portfolio. If the Reorganization is approved, all of the Moderate Portfolio’s assets (“Transferred Assets”) on the Closing Date will be transferred to the All Asset Growth-Alt 20 Portfolio. It is anticipated that immediately prior to the Closing Date, the Moderate Portfolio will liquidate substantially all of its securities holdings (that is, the shares of the Underlying Portfolios and Underlying ETFs in which it invests) and hold cash. Estimated portfolio transaction costs are $1,390. It is anticipated that the Transferred Assets will consist of cash. The sale of portfolio holdings by the Moderate Portfolio in connection with the Reorganization may result in the Moderate Portfolio selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and its (and indirectly its investors) incurring transaction costs that would not otherwise have been incurred. Such transaction costs could be material, but FMG LLC intends to implement the Reorganization in a manner that would minimize such costs, to the extent practicable, and believes that such costs would be reasonable in relation to the anticipated benefits of the Reorganization. It is also expected that, over time, the All Asset Growth-Alt 20 Portfolio will use the Transferred Assets to invest in Underlying Portfolios and Underlying ETFs, as well as other investments, consistent with its principal investment strategy. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization.

•

Expenses of the Reorganization are estimated to be $14,524 (excluding portfolio transaction costs). To the extent that Reorganization expenses exceed the Moderate Portfolio’s expense limitation set forth in its expense limitation arrangement, they will be paid by FMG LLC.

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Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below. For ease of comparison, the principal risks are listed alphabetically, but for each Portfolio, the most significant principal risks are indicated with an asterisk (*).

Risks	All Asset Growth- Alt 20 Portfolio		Aggressive Growth Portfolio		Growth Portfolio		Moderate Growth Portfolio		Moderate Portfolio
Affiliated Portfolio Risk	X		X		X		X		X
Alternative Investment Risk	X	*	X	*	X	*	X	*	X	*
Asset Allocation Risk	X		X		X		X		X
Commodity ETF Risk	X
Convertible Securities Risk	X		X		X		X		X
Credit Risk	X	*	X	*	X	*	X	*	X	*
Derivatives Risk	X		X		X		X		X
Energy Sector Risk	X
Equity Risk	X	*	X	*	X	*	X	*	X	*
Foreign Securities Risk	X		X		X		X		X
Currency Risk	X		X		X		X		X
Emerging Markets Risk	X		X		X		X		X
Futures Contract Risk			X		X		X		X
Government Securities Risk			X		X		X		X
Inflation-Indexed Bonds Risk	X		X		X		X		X
Infrastructure Sector Risk	X
Interest Rate Risk	X	*	X	*	X	*	X	*	X	*
Investment Grade Securities Risk	X		X		X		X		X
Large-Cap Company Risk	X		X		X		X		X
Leveraging Risk	X		X		X		X		X
Liquidity Risk			X		X		X		X
Loan Risk			X		X		X		X
Market Risk	X		X		X		X		X
Mid-Cap, Small-Cap and Micro-Cap Company Risk	X		X		X		X		X
Money Market Risk			X		X		X		X
Natural Resources Sector Risk	X
Non-Investment Grade Securities Risk	X		X		X		X		X
Portfolio Management Risk	X		X		X		X		X
Prepayment Risk and Extension Risk	X		X		X		X		X
Real Estate Investing Risk	X
Redemption Risk			X		X		X		X
Risks Related to Investments in Underlying Portfolios and Underlying ETFs	X	*	X	*	X	*	X	*	X	*
Sector Risk			X		X		X		X
Securities Lending Risk	X
Special Situations Risk	X
Variable and Floating Rate Securities Risk			X		X		X		X

In addition to the risks noted above, as noted in the prospectuses for the affiliated Underlying Portfolios, FMG LLC and, in certain cases, an affiliate, serve as investment manager, investment sub-adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Portfolio. In this connection, the Adviser’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative effect on its revenues and/or profits.

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Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class B Shares of the Aggressive Growth Portfolio, Growth Portfolio, Moderate Growth Portfolio, and Moderate Portfolio, and the Class IB Shares of the All Asset Growth-Alt 20 Portfolio and the estimated pro forma fees and expenses of the Class IB Shares of the All Asset Growth-Alt 20 Portfolio after giving effect to the proposed Reorganizations. Fees and expenses for each Portfolio are based on those incurred by the relevant class of its shares for the fiscal year ended December 31, 2019. The pro forma fees and expenses of the All Asset Growth-Alt 20 Portfolio shares assume that each Reorganization was in effect for the year ended December 31, 2019. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Aggressive Growth Portfolio	Growth Portfolio	Moderate Growth Portfolio	Moderate Portfolio	All Asset Growth-Alt 20 Portfolio	Pro Forma All Asset Growth-Alt 20 Portfolio (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.	Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Aggressive Growth Portfolio		All Asset Growth-Alt 20 Portfolio		Pro Forma All Asset Growth- Alt 20 Portfolio (assuming only the Reorganization with the Aggressive Growth Portfolio is approved)
	Class B		Class IB		Class IB
Management Fee	0.15%		0.10%		0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%		0.25%
Other Expenses	2.72%		0.20%		0.19%
Acquired Fund Fees and Expenses	0.77%		0.74%	[1]	0.74%	[1]
Total Annual Portfolio Operating Expenses	3.89%		1.29%		1.28%
Fee Waiver and/or Expense Reimbursement	(2.44)%	†	0.00%		0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.45%		1.29%		1.28%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Aggressive Growth Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.45% for Class B shares of the Portfolio.
[1]	Includes interest and tax expenses of 0.03% incurred indirectly from Acquired funds.

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Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Growth Portfolio		All Asset Growth-Alt 20 Portfolio		Pro Forma All Asset Growth- Alt 20 Portfolio (assuming only the Reorganization with the Growth Portfolio is approved)
	Class B		Class IB		Class IB
Management Fee	0.15%		0.10%		0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%		0.25%
Other Expenses	1.34%		0.20%		0.19%
Acquired Fund Fees and Expenses	0.76%		0.74%	[1]	0.74%	[1]
Total Annual Portfolio Operating Expenses	2.50%		1.29%		1.28%
Fee Waiver and/or Expense Reimbursement	(1.10)%	†	0.00%		0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.40%		1.29%		1.28%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Growth Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.40% for Class B shares of the Portfolio.
[1]	Includes interest and tax expenses of 0.03% incurred indirectly from Acquired funds.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Moderate Growth Portfolio		All Asset Growth-Alt 20 Portfolio		Pro Forma All Asset Growth- Alt 20 Portfolio (assuming only the Reorganization with the Moderate Growth Portfolio is approved)
	Class B		Class IB		Class IB
Management Fee	0.15%		0.10%		0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%		0.25%
Other Expenses	0.87%		0.20%		0.19%
Acquired Fund Fees and Expenses	0.74%	[1]	0.74%	[2]	0.74%	[2]
Total Annual Portfolio Operating Expenses	2.01%		1.29%		1.28%
Fee Waiver and/or Expense Reimbursement	(0.64)%	†	0.00%		0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.37%		1.29%		1.28%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Moderate Growth Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.35% for Class B shares of the Portfolio.
[1]	Includes interest and tax expenses of 0.02% incurred indirectly from Acquired funds.
[2]	Includes interest and tax expense of 0.03% incurred indirectly from Acquired Funds.

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Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Moderate Portfolio		All Asset Growth-Alt 20 Portfolio		Pro Forma All Asset Growth- Alt 20 Portfolio (assuming only the Reorganization with the Moderate Portfolio is approved)
	Class B		Class IB		Class IB
Management Fee	0.15%		0.10%		0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%		0.25%
Other Expenses	0.80%		0.20%		0.19%
Acquired Fund Fees and Expenses	0.71%	[1]	0.74%	[1]	0.74%	[1]
Total Annual Portfolio Operating Expenses	1.91%		1.29%		1.28%
Fee Waiver and/or Expense Reimbursement	(0.63	)%†	0.00%		0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.28%		1.29%		1.28%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Moderate Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.25% for Class B shares of the Portfolio.
[1]	Includes interest and tax expenses of 0.03% incurred indirectly from Acquired funds.

Pro Forma Annual Operating Expenses

(assuming all Reorganizations are approved)

(expenses that you may pay each year as a percentage of the value of your investment)

	Pro Forma All Asset Growth-Alt 20 Portfolio (assuming all Reorganizations are approved)*
	Class IB
Management Fee	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses	0.18%
Acquired Fund Fees and Expenses	0.74%	[1]
Total Annual Portfolio Operating Expenses	1.27%

*	The total operating expenses for the combined Portfolio on a pro forma basis, assuming all the Reorganizations are approved, represents the lowest total operating expenses resulting from the proposed Reorganizations. The highest total operating expenses on a pro forma basis would result if less than all the Acquired Portfolios approved the Reorganizations.
[1]	Includes interest and tax expenses of 0.03% incurred indirectly from Acquired funds.

Example of Portfolio Expenses

This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The expense limitation arrangement with respect to the Portfolio is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your

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actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Aggressive Growth Portfolio
Class B	$148	$962	$1,795	$3,959
All Asset Growth-Alt 20 Portfolio
Class IB	$131	$409	$708	$1,556
Pro Forma All Asset Growth-Alt 20 Portfolio (assuming only the Reorganization with the Aggressive Growth Portfolio is approved)
Class IB	$130	$406	$702	$1,545

	1 Year	3 Years	5 Years	10 Years
Growth Portfolio
Class B	$143	$674	$1,231	$2,753
All Asset Growth-Alt 20 Portfolio
Class IB	$131	$409	$708	$1,556
Pro Forma All Asset Growth-Alt 20 Portfolio (assuming only the Reorganization with the Growth Portfolio is approved)
Class IB	$130	$406	$702	$1,545

	1 Year	3 Years	5 Years	10 Years
Moderate Growth Portfolio
Class B	$139	$569	$1,024	$2,286
All Asset Growth-Alt 20 Portfolio
Class IB	$131	$409	$708	$1,556
Pro Forma All Asset Growth-Alt 20 Portfolio (assuming only the Reorganization with the Moderate Growth Portfolio is approved)
Class IB	$130	$406	$702	$1,545

	1 Year	3 Years	5 Years	10 Years
Moderate Portfolio
Class B	$130	$539	$973	$2,182
All Asset Growth-Alt 20 Portfolio
Class IB	$131	$409	$708	$1,556
Pro Forma All Asset Growth-Alt 20 Portfolio (assuming only the Reorganization with the Moderate Portfolio is approved)
Class IB	$130	$406	$702	$1,545

	1 Year	3 Years	5 Years	10 Years
Pro Forma All Asset Growth-Alt 20 Portfolio (assuming all Reorganizations are approved)
Class IB	$129	$403	$697	$1,534

Portfolio Turnover

Each Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities (including exchange traded securities of Underlying ETFs) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2019, the portfolio turnover rates for each of the Aggressive Growth Portfolio, Growth Portfolio, Moderate Growth Portfolio, and Moderate Portfolio were 17%, 15%, 13% and 15%, respectively, of the average value of the Portfolio, while the portfolio turnover rate for the All Asset Growth-Alt 20 Portfolio was 11% of the average value of the Portfolio.

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Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of each Acquired Portfolio with those of the Acquiring Portfolio. The Board of each Trust may change the investment objective of a respective Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
All Asset Growth-Alt 20 Portfolio	Aggressive Growth Portfolio	Growth Portfolio	Moderate Growth Portfolio	Moderate Portfolio
Investment Objective	Investment Objective	Investment Objective	Investment Objective	Investment Objective
Seeks long-term capital appreciation and current income.	Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.	Seeks long-term capital appreciation and current income.	Seeks long-term capital appreciation and current income, with a greater emphasis on current income.	Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

Principal Investment Strategies	Principal Investment Strategies	Principal Investment Strategies	Principal Investment Strategies	Principal Investment Strategies

The Portfolio pursues its investment objective by investing in Underlying Portfolios managed by the Adviser and Underlying ETFs.	Same. The Portfolio may also invest in investment companies managed by investment managers other than the Adviser (unaffiliated Underlying Portfolios) that comprise various asset categories and strategies.	Same. The Portfolio may also invest in investment companies managed by investment managers other than the Adviser (unaffiliated Underlying Portfolios) that comprise various asset categories and strategies.	Same. The Portfolio may also invest in investment companies managed by investment managers other than the Adviser (unaffiliated Underlying Portfolios) that comprise various asset categories and strategies.	Same. The Portfolio may also invest in investment companies managed by investment managers other than the Adviser (unaffiliated Underlying Portfolios) that comprise various asset categories and strategies.

The Adviser, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or alternative investments (referred to herein as “asset classes”) as represented by the holdings of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests.	Same	Same	Same	Same.

The Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% of its assets in fixed income investments and 20% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs. This asset allocation target may be changed by the Adviser and the Trust’s Board of Trustees without shareholder approval	The Portfolio’s current asset allocation target is to invest approximately 65% of its assets in equity investments, 10% of its assets in fixed income investments and 25% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs. This asset allocation target may be changed by the Adviser and the Trust’s Board of Trustees without shareholder approval	Same.	The Portfolio’s current asset allocation target is to invest approximately 45% of its assets in equity investments, 40% of its assets in fixed income investments and 15% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs. This asset allocation target may be changed by the Adviser and the Trust’s Board of Trustees without shareholder approval	The Portfolio’s current asset allocation target is to invest approximately 35% of its assets in equity investments, 55% of its assets in fixed income investments and 10% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs. This asset allocation target may be changed by the Adviser and the Trust’s Board of Trustees without shareholder approval

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Acquiring Portfolio	Acquired Portfolio
All Asset Growth-Alt 20 Portfolio	Aggressive Growth Portfolio	Growth Portfolio	Moderate Growth Portfolio	Moderate Portfolio

Alternative investments are different than traditional equity or fixed income investments. Alternative investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes.	Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Non-traditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Non-traditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many non-traditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.	Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Non-traditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Non-traditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many non-traditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.	Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Non-traditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Non-traditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many non-traditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.	Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Non-traditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Non-traditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many non-traditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.

In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.	Same.	Same.	Same.	Same.

Subject to the asset allocation target set forth above, the Adviser also has established target investment percentages for each asset category in which the Portfolio invests.	No corresponding strategy.	No corresponding strategy.	No corresponding strategy.	No corresponding strategy.

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Acquiring Portfolio	Acquired Portfolio
All Asset Growth-Alt 20 Portfolio	Aggressive Growth Portfolio	Growth Portfolio	Moderate Growth Portfolio	Moderate Portfolio
As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities, micro/small/mid cap equity securities, foreign/emerging markets securities, real estate investment trusts (“REITs”), investment grade bonds and high yield bonds (also known as “junk bonds”)). The REITs, other alternative investments, investment grade and high yield bond categories may include both U.S. and foreign issuers. Alternative investments may include, for example, convertible securities, investments in certain industries or sectors (e.g., infrastructure), exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the 1290 VT Natural Resources Portfolio, the 1290 VT Real Estate Portfolio and other instruments that derive their value from real estate, and the 1290 VT GAMCO Mergers & Acquisitions Portfolio.	As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class. The traditional and nontraditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Adviser considers to be nontraditional (alternative) are indicated with an asterisk*): absolute return/multi strategies*, commodities*, convertible securities*, covered call writing*, currency*, global infrastructure*, global real estate*, listed private equity*, long/short credit*, managed futures*, merger arbitrage*, natural resources*, precious and base metals*, domestic large cap equity, domestic mid cap equity, domestic small cap equity, domestic micro cap equity, emerging markets equity, emerging markets small cap, frontier markets, global equity, international developed equity, international/global small cap equity, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, money market, US government bond, US investment grade bond, and US short term investment grade bond.	As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class. The traditional and nontraditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Adviser considers to be nontraditional (alternative) are indicated with an asterisk*): absolute return/multi strategies*, commodities*, convertible securities*, covered call writing*, currency*, global infrastructure*, global real estate*, listed private equity*, long/short credit*, managed futures*, merger arbitrage*, natural resources*, precious and base metals*, domestic large cap equity, domestic mid cap equity, domestic small cap equity, domestic micro cap equity, emerging markets equity, emerging markets small cap, frontier markets, global equity, international developed equity, international/global small cap equity, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, money market, US government bond, US investment grade bond, and US short term investment grade bond.	As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class. The traditional and nontraditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Adviser considers to be nontraditional (alternative) are indicated with an asterisk*): absolute return/multi strategies*, commodities*, convertible securities*, covered call writing*, currency*, global infrastructure*, global real estate*, listed private equity*, long/short credit*, managed futures*, merger arbitrage*, natural resources*, precious and base metals*, domestic large cap equity, domestic mid cap equity, domestic small cap equity, domestic micro cap equity, emerging markets equity, emerging markets small cap, frontier markets, global equity, international developed equity, international/global small cap equity, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, money market, US government bond, US investment grade bond, and US short term investment grade bond.	As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class. The traditional and nontraditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Adviser considers to be nontraditional (alternative) are indicated with an asterisk*): absolute return/multi strategies*, commodities*, convertible securities*, covered call writing*, currency*, global infrastructure*, global real estate*, listed private equity*, long/short credit*, managed futures*, merger arbitrage*, natural resources*, precious and base metals*, domestic large cap equity, domestic mid cap equity, domestic small cap equity, domestic micro cap equity, emerging markets equity, emerging markets small cap, frontier markets, global equity, international developed equity, international/global small cap equity, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, money market, US government bond, US investment grade bond, and US short term investment grade bond.

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Acquiring Portfolio	Acquired Portfolio
All Asset Growth-Alt 20 Portfolio	Aggressive Growth Portfolio	Growth Portfolio	Moderate Growth Portfolio	Moderate Portfolio

Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. Under the Portfolio’s current target investment percentages, it generally invests its assets in a combination of Underlying Portfolios or Underlying ETFs that results in the Portfolio being invested in the following asset categories in the approximate percentages shown in the table below. The Adviser may change these targets from time to time	No corresponding strategy.	No corresponding strategy.	No corresponding strategy.	No corresponding strategy.

Asset Class

Equity: 55%

Large Cap Equity

Securities: 20%

Micro/Small/Mid Cap

Equity Securities: 15%

Foreign/Emerging Markets

Securities: 20%

Alternatives: 20%

REITs: 5%

Other Alternatives: 15%

Fixed Income: 25%

Investment Grade: 23%

High Yield: 2%

	No corresponding strategy.	No corresponding strategy.	No corresponding strategy.	No corresponding strategy.

Actual allocations can deviate from the amounts shown below by up to 15% for each asset class and asset category.	Actual allocations can deviate by up to 15% for each asset class.	Actual allocations can deviate by up to 15% for each asset class.	Actual allocations can deviate by up to 15% for each asset class.	Actual allocations can deviate by up to 15% for each asset class.

No corresponding strategy.	In selecting Underlying Portfolios and Underlying ETFs, the Adviser will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover.	In selecting Underlying Portfolios and Underlying ETFs, the Adviser will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover.	In selecting Underlying Portfolios and Underlying ETFs, the Adviser will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover.	In selecting Underlying Portfolios and Underlying ETFs, the Adviser will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover.

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Acquiring Portfolio	Acquired Portfolio
All Asset Growth-Alt 20 Portfolio	Aggressive Growth Portfolio	Growth Portfolio	Moderate Growth Portfolio	Moderate Portfolio

No corresponding strategy.	For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Adviser may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories.	For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Adviser may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories.	For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Adviser may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories.	For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Adviser may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories.

The Adviser selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. The Adviser may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio.	Same.	Same.	Same.	Same.

The Adviser has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective.	The Adviser has based the asset allocation target percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective.	The Adviser has based the asset allocation target percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective.	The Adviser has based the asset allocation target percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective.	The Adviser has based the asset allocation target percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective.

The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.	Same.	Same.	Same.	Same.

The Portfolio also may lend its portfolio securities to earn additional income.	No corresponding strategy.	No corresponding strategy.	No corresponding strategy.	No corresponding strategy.

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Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in each Portfolio’s performance from year to year and by showing how each Acquired Portfolio’s average annual total returns for the past one- and five-year periods and since inception periods, and the Acquiring Portfolio’s average annual total returns for the past one-, five- and ten-year periods, through December 31, 2019, compared to the returns of a broad-based securities market index. The additional broad-based securities market index and/or the hypothetical index show how each Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Aggressive Growth Portfolio — Calendar Year Total Returns (Class B)

Best quarter (% and time period) 11.44% (2019 1st Quarter)	Worst quarter (% and time period) -11.78% (2018 4th Quarter)

Growth Portfolio — Calendar Year Total Returns (Class B)

Best quarter (% and time period) 10.12% (2019 1st Quarter)	Worst quarter (% and time period) -10.10% (2018 4th Quarter)

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Moderate Growth Portfolio — Calendar Year Total Returns (Class B)

Best quarter (% and time period) 8.66% (2019 1st Quarter)	Worst quarter (% and time period) -8.33% (2018 4th Quarter)

Moderate Portfolio — Calendar Year Total Returns (Class B)

Best quarter (% and time period) 7.56% (2019 1st Quarter)	Worst quarter (% and time period) -6.57% (2018 4th Quarter)

All Asset Growth-Alt 20 Portfolio — Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 10.59% (2010 3rd Quarter)	Worst quarter (% and time period) -13.30% (2011 3rd Quarter)

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Aggressive Growth Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Five Years	Since Inception
Aggressive Growth Portfolio — Class B Shares (Inception Date: October 30, 2013)	20.71%	5.69%	5.09%
Charter Aggressive Growth Index (reflects no deduction for fees, expenses, or taxes)	18.18%	6.08%	5.65%
Dow Jones Moderately Aggressive Portfolio Index (reflects no deduction for fees, expenses, or taxes)	22.84%	7.77%	7.63%

Growth Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Five Years	Since Inception
Growth Portfolio — Class B Shares (Inception Date: October 30, 2013)	18.64%	5.28%	4.78%
Charter Growth Index (reflects no deduction for fees, expenses, or taxes)	16.36%	5.55%	5.10%
Dow Jones Moderately Aggressive Portfolio Index (reflects no deduction for fees, expenses, or taxes)	22.84%	7.77%	7.63%

Moderate Growth Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Five Years	Since Inception
Moderate Growth Portfolio — Class B Shares (Inception Date: October 30, 2013)	16.62%	4.99%	4.55%
Charter Moderate Growth Index (reflects no deduction for fees, expenses, or taxes)	14.55%	5.00%	4.54%
Dow Jones Moderate Portfolio Index (reflects no deduction for fees, expenses, or taxes)	18.60%	6.61%	6.44%

Moderate Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Five Years	Since Inception
Moderate Portfolio — Class B Shares (Inception Date: October 30, 2013)	14.82%	4.53%	4.10%
Charter Moderate Index (reflects no deduction for fees, expenses, or taxes)	12.74%	4.44%	3.97%
Dow Jones Moderately Conservative Portfolio Index (reflects no deduction for fees, expenses, or taxes)	14.14%	5.08%	4.94%

All Asset Growth-Alt 20 Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Five Years	Ten Years
All Asset Growth-Alt 20 Portfolio — Class IB Shares	19.14%	6.08%	6.91%
All Asset Growth-Alt 20 Index (reflects no deduction for fees, expenses, or taxes)	17.74%	6.14%	7.34%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	6.80%	2.57%	3.05%

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Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2019, and of the All Asset Growth-Alt 20 Portfolio on a pro forma combined basis as of December 31, 2019, after giving effect to the proposed Reorganizations. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
All Asset Growth-Alt 20 Portfolio — Class IA Shares**	$28.8	$20.86	1,378,948
Aggressive Growth Portfolio — Class B Shares	$14.7	$11.29	1,306,267
All Asset Growth-Alt 20 Portfolio — Class IB Shares	$307.1	$20.92	14,681,237
Adjustments*			(601,414)
Pro forma All Asset Growth — Alt 20 Portfolio — Class IB Shares (assuming only the Reorganization with the Aggressive Growth Portfolio is approved)	$321.8	$20.92	15,386,090

Growth Portfolio — Class B Shares	$27.1	$11.01	2,461,226
All Asset Growth-Alt 20 Portfolio — Class IB Shares	$307.1	$20.92	14,681,237
Adjustments*			(1,165,867)
Pro forma All Asset Growth — Alt 20 Portfolio — Class IB Shares (assuming only the Reorganization with the Growth Portfolio is approved)	$334.2	$20.92	15,976,596

Moderate Growth Portfolio — Class B Shares	$35.2	$10.99	3,201,268
All Asset Growth-Alt 20 Portfolio — Class IB Shares	$307.1	$20.92	14,681,237
Adjustments*			(1,518,901)
Pro forma All Asset Growth — Alt 20 Portfolio — Class IB Shares (assuming only the Reorganization with the Moderate Growth Portfolio is approved)	$342.3	$20.92	16,363,604

Moderate Portfolio — Class B Shares	$40.6	$10.80	3,764,111
All Asset Growth-Alt 20 Portfolio — Class IB Shares	$307.1	$20.92	14,681,237
Adjustments*			(1,820,972)
Pro forma All Asset Growth-Alt 20 Portfolio — Class IB Shares (assuming only the Reorganization with the Moderate Portfolio is approved)	$347.7	$20.92	16,624,376

Pro forma All Asset Growth-Alt 20 Portfolio — Class IB Shares (assuming all Reorganizations are approved)	$424.7	$20.92	20,306,955
All Asset Growth-Alt 20 Portfolio — Class K Shares**	$3.0	$20.81	143,832
Total Pro forma Net Assets (assuming all Reorganizations are approved)	$456.5

*	The adjustments reflect retired shares of the Acquired Portfolio.
**	These Classes are not impacted by the reorganization.

AFTER CAREFUL CONSIDERATION, THE BOARD OF VIP TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE AGGRESSIVE GROWTH PORTFOLIO, GROWTH PORTFOLIO, MODERATE GROWTH PORTFOLIO, AND MODERATE PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THESE PORTFOLIOS’ SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 7.

PROPOSAL 8: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE CONSERVATIVE PORTFOLIO, A SERIES OF VIP TRUST, INTO THE EQ/CONSERVATIVE ALLOCATION PORTFOLIO, A SERIES OF VIP TRUST.

This Proposal 8 requests your approval of a Reorganization Plan pursuant to which the Conservative Portfolio will be reorganized into the EQ/Conservative Allocation Portfolio. In considering whether you should approve the Proposal, you should note that:

•	The Portfolios have identical investment objectives. Both Portfolios seek to achieve a high level of current income.

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•

Both Portfolios provide diversified exposure to fixed income securities, primarily, and to equity securities. Both Portfolios pursue their investment objectives by investing in other mutual funds managed by the Adviser (for purposes of this proposal, affiliated “Underlying Portfolios”) comprising various asset categories and strategies.

•

There are, however, differences between the two Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparison of Investment Objectives, Policies and Strategies” below.

•

In addition to investing in affiliated Underlying Portfolios, the Conservative Portfolio pursues its investment objective by investing in investment companies managed by investment managers other than the Adviser (for purposes of this proposal, unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. In pursuing its investment objective, the EQ/Conservative Allocation Portfolio does not invest in unaffiliated Underlying Portfolios or Underlying ETFs.

•

The Conservative Portfolio provides diversified exposure to fixed income securities, equity securities, and non-traditional (alternative) investments (“asset classes”), while the EQ/Conservative Allocation Portfolio provides diversified exposure to fixed income and equity asset classes. In addition, each Portfolio invests according to an “asset allocation target,” which is established by the Adviser and represents an approximate percentage of the Portfolio’s assets that are invested in each asset class. The Portfolios’ asset allocation targets differ:

•

The Conservative Portfolio’s current asset allocation target is to invest approximately 75% of its assets in fixed income investments, 20% of its assets in equity investments, and 5% of its assets in non-traditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs. Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments and use a different approach to investing than do traditional investments.

•

The EQ/Conservative Allocation Portfolio’s current asset allocation target is to invest approximately 80% of its assets in fixed income investments and 20% of its assets in equity investments through investments in Underlying Portfolios.

•

The Conservative Portfolio invests in Underlying Portfolios and Underlying ETFs that utilize asset categories and strategies as follows (asset categories and strategies that the Adviser considers to be non-traditional (alternative) are indicated with an asterisk*): absolute return/multi strategies*, commodities*, convertible securities*, covered call writing*, currency*, global infrastructure*, global real estate*, listed private equity*, long/short credit*, managed futures*, merger arbitrage*, natural resources*, precious and base metals*, domestic large cap equity, domestic mid cap equity, domestic small cap equity, domestic micro cap equity, emerging markets equity, emerging markets small cap, frontier markets, global equity, international developed equity, international/global small cap equity, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, money market, U.S. government bond, U.S. investment grade bond, and U.S. short term investment grade bond.

•

The EQ/Conservative Allocation Portfolio invests according to target investment percentages for each “asset category” in which the Portfolio invests. Subject to its asset allocation target the Portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the Portfolio being invested in the following asset categories in the following approximate target investment percentages: large cap equity securities (10%), small/mid cap equity securities (5%), foreign equity securities (5%), investment grade bonds (75%) and high yield bonds (also known as “junk bonds”) (5%)). The investment grade and high yield bond categories may include securities of

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both U.S. and foreign issuers. In addition, the Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation target. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the Portfolio’s overall risk, it may result in periods of underperformance, even during periods when the market is rising.

•

Each Portfolio’s principal risks include affiliated portfolio risk, asset allocation risk, credit risk, derivatives risk, equity risk, foreign securities risk, futures contract risk, interest rate risk, investment grade securities risk, large-cap company risk, leveraging risk, market risk, mid-cap and small-cap company risk, non-investment grade securities risk, portfolio management risk, redemption risk, and risks of investing in Underlying Portfolios. The Conservative Portfolio also is subject to alternative investment risk, convertible securities risk, currency risk, emerging markets risk, government securities risk, inflation-indexed bonds risk, liquidity risk, loan risk, micro-cap company risk, money market risk, prepayment risk and extension risk, risks related to investments in Underlying ETFs, sector risk, and variable and floating rate securities risk as principal risks, while the EQ/Conservative Allocation Portfolio generally is not. The EQ/Conservative Allocation Portfolio also is subject to volatility management risk as a principal risk, while the Conservative Portfolio generally is not. Although the EQ/Conservative Allocation Portfolio generally will invest a greater percentage of its assets in fixed income investments and a lesser percentage (i.e., 0%) of its assets in non-traditional (alternative) investments than the Conservative Portfolio, its risk profile is generally comparable to that of the Conservative Portfolio. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for each Portfolio, and FMG LLC will continue to manage and administer the EQ/Conservative Allocation Portfolio after the Reorganization. For a detailed description of FMG LLC, please see “Additional Information about the Portfolios — The Adviser” below.

•

The Conservative Portfolio and the EQ/Conservative Allocation Portfolio had net assets of approximately $42.0 million and $1.04 billion, respectively, as of January 31, 2020. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $1.08 billion.

•

As shown in the “Summary” above, the shareholders of Class B of the Conservative Portfolio will receive Class B shares of the EQ/Conservative Allocation Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses) for the EQ/Conservative Allocation Portfolio Class B shares for the fiscal year following the Reorganization will be 1.03%, which is lower than that of the Conservative Portfolio Class B shares for the fiscal year ended December 31, 2019, which was 1.31%. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below. There is no assurance that fees and expenses will not increase after April 30, 2021, when the expense limitation arrangement (described below) for the EQ/Conservative Allocation Portfolio will terminate if it is not renewed by the Board.

•

The EQ/Conservative Allocation Portfolio has a lower management fee than the Conservative Portfolio. The management fee for the Conservative Portfolio is equal to an annual rate of 0.15% of its average daily net assets, while the maximum management fee for the EQ/Conservative Allocation Portfolio is equal to an annual rate of 0.10% of its average daily net assets. In addition, as discussed below, the EQ/Conservative Allocation Portfolio currently has a lower expense limitation arrangement in place than that for the Conservative Portfolio.

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•

The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolios are aggregated together and with the assets of all other portfolios of VIP Trust and the assets of multiple portfolios of EQ Trust (together, the “Aggregated Portfolios”), all of which are managed by FMG LLC. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios; 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.080% thereafter. A complete list of the Aggregated Portfolios is provided in “Additional Information about the Portfolios — Management and Administrative Fees” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Conservative Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.25% for Class B shares of the Portfolio.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the EQ/Conservative Allocation Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.00% for Class B shares of the Portfolio

•	The Class B shares of the EQ/Conservative Allocation Portfolio and the Conservative Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•	For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•

The Class B shares of EQ/Conservative Allocation Portfolio underperformed compared to the Class B shares of the Conservative Portfolio for the one-year and five-year periods ended December 31, 2019. Please see “Comparative Performance Information” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the EQ/Conservative Allocation Portfolio. It is not expected that the EQ/Conservative Allocation Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Conservative Portfolio. If the Reorganization is approved, all of the Conservative Portfolio’s assets (“Transferred Assets”) on the Closing Date will be transferred to the EQ/Conservative Allocation Portfolio. It is anticipated that immediately prior to the Closing Date, the Conservative Portfolio will liquidate substantially all of its securities holdings (that is, the shares of the Underlying Portfolios and Underlying ETFs in which it invests) and hold cash. Estimated portfolio transaction costs are $1,618. It is anticipated that the Transferred Assets will consist of cash. The sale of portfolio holdings by the Conservative Portfolio in connection with the Reorganization may result in the Conservative Portfolio selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and its (and indirectly its investors) incurring transaction costs that would not otherwise have been incurred. Such transaction costs could be material, but FMG LLC intends to implement the Reorganization in a manner that would minimize such costs, to the extent practicable, and believes that such costs would be reasonable in relation to the anticipated benefits of the Reorganization. It

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is also expected that, over time, the EQ/Conservative Allocation Portfolio will use the Transferred Assets to invest in Underlying Portfolios, as well as other investments, consistent with its principal investment strategy. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization.

•

Expenses of the Reorganization are estimated to be $5,973 (excluding portfolio transaction costs). To the extent that Reorganization expenses exceed the Conservative Portfolio’s expense limitation set forth in its expense limitation arrangement, they will be paid by FMG LLC.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below. For ease of comparison, the principal risks are listed alphabetically, but for each Portfolio, the most significant principal risks are indicated with an asterisk (*).

Risks	EQ/Conservative Allocation Portfolio		Conservative Portfolio
Affiliated Portfolio Risk	X		X
Alternative Investment Risk			X	*
Asset Allocation Risk	X		X
Convertible Securities Risk			X
Credit Risk	X	*	X	*
Derivatives Risk	X		X
Equity Risk	X	*	X	*
Foreign Securities Risk	X		X
Currency Risk			X
Emerging Markets Risk			X
Futures Contract Risk	X		X
Government Securities Risk			X
Inflation-Indexed Bonds Risk			X
Interest Rate Risk	X	*	X	*
Investment Grade Securities Risk	X		X
Large-Cap Company Risk	X		X
Leveraging Risk	X		X
Liquidity Risk			X
Loan Risk			X
Market Risk	X		X
Micro-Cap Company Risk			X
Mid-Cap and Small-Cap Company Risk	X		X
Money Market Risk			X
Non-Investment Grade Securities Risk	X		X
Portfolio Management Risk	X		X
Prepayment Risk and Extension Risk			X
Risks of Investing in Underlying Portfolios	X	*	X	*
Risks Related to Investments in Underlying ETFs			X	*
Redemption Risk	X		X
Sector Risk			X
Variable and Floating Rate Securities Risk			X
Volatility Management Risk	X	*

In addition to the risks noted above, as noted in the prospectuses for the affiliated Underlying Portfolios, FMG LLC and, in certain cases, an affiliate, serve as investment manager, investment sub-adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Portfolio. In this connection, the Adviser’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative effect on its revenues and/or profits.

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Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class B Shares of the Conservative Portfolio and the Class B Shares of the EQ/Conservative Allocation Portfolio and the estimated pro forma fees and expenses of the Class B Shares of the EQ/Conservative Allocation Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by the relevant class of its shares for the fiscal year ended December 31, 2019. The pro forma fees and expenses of the EQ/Conservative Allocation Portfolio shares assume that the Reorganization was in effect for the year ended December 31, 2019. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Conservative Portfolio	EQ/Conservative Allocation Portfolio	Pro Forma EQ/Conservative Allocation Portfolio (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Conservative Portfolio		EQ/Conservative Allocation Portfolio		Pro Forma EQ/Conservative Allocation Portfolio (assuming the Reorganization is approved)
	Class B		Class B		Class B
Management Fee	0.15%		0.10%		0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%		0.25%
Other Expenses	0.76%		0.17%		0.17%
Acquired Fund Fees and Expenses	0.68%	[1]	0.55%	[2]	0.55%	[2]
Total Annual Portfolio Operating Expenses	1.84%		1.07%		1.07%
Fee Waiver and/or Expense Reimbursement†	(0.53)%		(0.04)%		(0.04)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.31%		1.03%		1.03%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of (1) the Conservative Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of the arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.25% for Class B shares of the Portfolio, and (2) the EQ/Conservative Allocation Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.00% for Class B shares of the Portfolio.
[1]	Includes interest and tax expenses of 0.06% incurred indirectly from Acquired funds.
[2]	Includes interest and tax expenses of 0.03% incurred indirectly from Acquired Funds.

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Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The expense limitation arrangement with respect to the Portfolio is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Conservative Portfolio
Class B	$133	$527	$946	$2,115
EQ/Conservative Allocation Portfolio
Class B	$105	$336	$586	$1,302
Pro Forma EQ/Conservative Allocation Portfolio (assuming the Reorganization is approved)
Class B	$105	$336	$586	$1,302

Portfolio Turnover

Each Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities (including exchange traded securities of Underlying ETFs) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2019, the portfolio turnover rates for each of the Conservative Portfolio and the EQ/Conservative Allocation Portfolio were 17% and 12%, respectively, of the average value of the Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Conservative Portfolio with those of the EQ/Conservative Allocation Portfolio. The Board of VIP Trust may change the investment objective of a Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
EQ/Conservative Allocation Portfolio	Conservative Portfolio
Investment Objective	Investment Objective

Seeks to achieve a high level of current income.	Same.

Principal Investment Strategies	Principal Investment Strategies

The Portfolio pursues its investment objective by investing in other mutual funds (“Underlying Portfolios”) managed by the Adviser and sub-advised by one or more investment sub-advisers (“Sub-Adviser”).	The Portfolio pursues its investment objective by investing in other mutual funds managed by the Adviser and in investment companies managed by investment managers other than the Adviser (affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies.

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Acquiring Portfolio	Acquired Portfolio
EQ/Conservative Allocation Portfolio	Conservative Portfolio

The Portfolio invests approximately 80% of its assets in the fixed income asset class and approximately 20% of its assets in the equity asset class through investments in Underlying Portfolios.	The Adviser, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or non-traditional (alternative) investments (referred to herein as “asset classes”) as represented by the primary holdings (as described in the prospectuses) of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 20% of its assets in equity investments, 75% of its assets in fixed income investments and 5% of its assets in non-traditional (alternative) investments through investments in Underlying Portfolios and Underlying ETFs.

Subject to this asset allocation target the Portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the Portfolio being invested in the following asset categories in the approximate target investment percentages shown in the chart below. The target allocation to investment grade and high yield bond asset categories may include securities of both U.S. and foreign issuers.

Foreign Equity Securities 5%

Large Cap Equity Securities 10%

Small/Mid Cap Equity Securities: 5%

Investment Grade Bonds 75%

High Yield (“Junk”) Bonds 5%

As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class. The traditional asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows: domestic large cap equity, domestic mid cap equity, domestic small cap equity, domestic micro cap equity, emerging markets equity, emerging markets small cap, frontier markets, global equity, international developed equity, international/global small cap equity, bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, money market, US government bond, US investment grade bond, and US short term investment grade bond.

No corresponding strategy.	The nontraditional (alternative) asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows: absolute return/multi strategies, commodities, convertible securities, covered call writing, currency, global infrastructure, global real estate, listed private equity, long/short credit, managed futures, merger arbitrage, natural resources, precious and base metals.

No corresponding strategy.	Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Non-traditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Non-traditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many non- traditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.

Actual allocations among asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the Portfolio’s assets.	Actual allocations can deviate by up to 15% for each asset class.

The Portfolio may invest in Underlying Portfolios that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.	In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

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Acquiring Portfolio	Acquired Portfolio
EQ/Conservative Allocation Portfolio	Conservative Portfolio
The Adviser may change the asset allocation targets, target investment percentages and the particular Underlying Portfolios in which the Portfolio invests without notice or shareholder approval. This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios in which the Portfolio may invest have been selected to represent a reasonable spectrum of investment options for the Portfolio.	This asset allocation target may be changed by the Adviser and the Trust’s Board of Trustees without shareholder approval. The Adviser may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio.

No corresponding strategy.	The Adviser selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. In selecting Underlying Portfolios and Underlying ETFs, the Adviser will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset class (e.g., equity and alternative asset classes) or category (e.g., international bond and global bond asset categories), the Adviser may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset classes or categories.

The Adviser has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, are appropriate for the Portfolio’s investment objective	The Adviser has based the asset allocation target percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective.

The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.	The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

In addition, the Portfolio may invest in Underlying Portfolios that tactically manage equity exposure. When market volatility is increasing above specific thresholds, such Underlying Portfolios may reduce their equity exposure. During such times, the Portfolio’s exposure to equity securities may be significantly less than if it invested in a traditional equity portfolio and the Portfolio may deviate significantly from its asset allocation targets. Although the Portfolio’s investment in Underlying Portfolios that tactically manage equity exposure is intended to reduce the Portfolio’s overall risk, it may result in periods of underperformance, even during periods when the market is rising. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.	No corresponding strategy.

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Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in each Portfolio’s performance from year to year and by showing how the Conservative Portfolio’s average annual total returns for the past one- and five-year periods and since inception periods, and the EQ/Conservative Allocation Portfolio’s average annual total returns for the past one-, five- and ten-year periods, through December 31, 2019, compared to the returns of a broad-based securities market index. The additional broad-based securities market index and/or the hypothetical index show how each Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Conservative Portfolio — Calendar Year Total Returns (Class B)

Best quarter (% and time period) 5.97% (2019 1st Quarter)	Worst quarter (% and time period) -4.30% (2018 4th Quarter)

EQ/Conservative Allocation Portfolio — Calendar Year Total Returns (Class B)

Best quarter (% and time period) 4.46% (2010 3rd quarter)	Worst quarter (% and time period) -2.40% (2011 3rd Quarter)

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Conservative Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Five Years	Since Inception
Conservative Portfolio — Class B Shares (Inception Date: October 30, 2013)	11.96%	3.77%	3.42%
Charter Conservative Index (reflects no deduction for fees, expenses, or taxes)	9.93%	3.54%	3.06%
Dow Jones Moderately Conservative Portfolio Index (reflects no deduction for fees, expenses, or taxes)	14.14%	5.08%	4.94%

EQ/Conservative Allocation Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Five Years	Ten Years
EQ/Conservative Allocation Portfolio — Class B Shares	9.25%	2.98%	3.55%
EQ/Conservative Allocation Index (reflects no deduction for fees, expenses, or taxes)	9.14%	3.47%	4.02%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	5.20%	1.99%	2.38%

Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2019, and of the EQ/Conservative Allocation Portfolio on a pro forma combined basis as of December 31, 2019, after giving effect to the proposed Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
EQ/Conservative Allocation Portfolio — Class A Shares**	$19.3	$9.41	2,049,889
Conservative Portfolio — Class B Shares	$43.2	$10.52	4,106,576
EQ/Conservative Allocation Portfolio — Class B Shares	$1,009.7	$9.41	107,265,198
Adjustments*			519,573
Pro forma EQ/Conservative Allocation Portfolio — Class B Shares (assuming the Reorganization is approved)	$1,052.9	$9.41	11,891,347
EQ/Conservative Allocation Portfolio — Class K Shares**	$9.4	$9.41	1,128,814
Total Pro forma Net Assets (assuming the Reorganization is approved)	$1,081.6

*	The adjustments reflect additional shares issued of the Acquiring Portfolio.
**	These Classes are not impacted by the reorganization.

AFTER CAREFUL CONSIDERATION, THE BOARD OF VIP TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE CONSERVATIVE PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THE PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 8.

PROPOSAL 9: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE SMALL CAP GROWTH PORTFOLIO, A SERIES OF VIP TRUST, INTO THE EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO, A SERIES OF EQ TRUST.

This Proposal 9 requests your approval of a Reorganization Plan pursuant to which the Small Cap Growth Portfolio will be reorganized into the EQ/Morgan Stanley Small Cap Growth Portfolio. In considering whether you should approve the Proposal, you should note that:

•	The Portfolios are series of separate Trusts. The Small Cap Growth Portfolio is a series of VIP Trust, and the EQ/Morgan Stanley Small Cap Growth Portfolio is a series of EQ Trust.

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•	The Small Cap Growth Portfolio and the EQ/Morgan Stanley Small Cap Growth Portfolio have identical investment objectives. Both Portfolios seek to achieve long-term growth of capital.

•

Each Portfolio invests (either indirectly or directly, as described below) at least 80% of its net assets in securities of small market capitalization companies and uses a “growth” style to select investments. Each Portfolio also defines small market capitalization companies by reference to the market capitalization range of companies in the Russell 2000® Index. In addition, each Portfolio invests primarily in equity securities and also may invest in foreign securities, including emerging or developing markets securities.

•

There are, however, differences between the two Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparison of Investment Objectives, Policies and Strategies” below.

•

The Small Cap Growth Portfolio operates under a fund-of-funds structure and invests in securities and other instruments indirectly, through investments in other investment companies. The EQ/Morgan Stanley Small Cap Growth Portfolio operates as a multimanager fund by allocating its assets among two or more investment sub-advisers, each of which manages its allocated portion of the Portfolio using a different but complementary investment strategy and invests its allocated portion of the Portfolio directly in securities and other instruments. However, it is important to note that the Small Cap Growth Portfolio invests approximately 70% of its assets in the EQ/Morgan Stanley Small Cap Growth Portfolio, and thus there is substantial overlap in the Portfolios’ exposures.

•

The Small Cap Growth Portfolio pursues its investment objective by investing in other mutual funds managed by the Adviser and in investment companies managed by investment managers other than the Adviser (for purposes of this proposal, affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. The Portfolio will invest in Underlying Portfolios and Underlying ETFs such that at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in equity securities of small-capitalization companies (which may include derivatives exposure to equity securities of small capitalization companies). For purposes of the Portfolio, small capitalization companies are companies with a market capitalization that is similar to or below the highest market capitalization range of the Russell 2000® Index at the time of investment. In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

•

The EQ/Morgan Stanley Small Cap Growth Portfolio, under normal circumstances, invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with small market capitalizations (or other financial instruments that derive their value from the securities of such companies). For purposes of the Portfolio, small market capitalization companies are those companies that, at the time of purchase, have market capitalizations within the range of companies in the Russell 2000® Index at the time of investment. The Portfolio is structured so that approximately 50% of its assets are actively managed by a sub-adviser (“Active Allocated Portion”) and approximately 50% of its assets are allocated to a sub-adviser that seeks to track the performance (before fees and expenses) of the Russell 2000® Growth Index (“Index Allocated Portion”). The Portfolio’s Active Allocated Portion is sub-advised by Morgan Stanley Investment Management, Inc. (“MSIM”), and its Index Allocated Portion is sub-advised by BlackRock Investment Management, LLC (“BlackRock”). The Active Allocated Portion’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds, limited partnership interests, limited liability company interests and other specialty securities having equity features. The Active Allocated Portion may invest in privately placed

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and restricted securities and also may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

•

Each Portfolio’s principal risks include currency risk, derivatives risk, emerging markets risk, equity risk, (Underlying) ETFs risk, foreign securities risk, investment style risk, market risk, portfolio management risk, and small-cap company risk. In addition, the Small Cap Growth Portfolio is subject to affiliated portfolio risk, alternative investment risk, futures contract risk, leveraging risk, risks related to investments in Underlying Portfolios, and micro-cap company risk as principal risks, while the EQ/Morgan Stanley Small Cap Growth Portfolio generally is not. The EQ/Morgan Stanley Small Cap Growth Portfolio also is subject to convertible securities risk, index strategy risk, large shareholder risk, preferred stock risk, privately placed and other restricted securities risk, sector risk, and securities lending risk as principal risks, while the Small Cap Growth Portfolio generally is not. As noted above, the Small Cap Growth Portfolio invests approximately 70% of its assets in the EQ/Morgan Stanley Small Cap Growth Portfolio, and thus there is substantial overlap in the Portfolios’ exposures and the Portfolios have generally comparable risk profiles. To the extent the EQ/Morgan Stanley Small Cap Growth Portfolio generally will invest a lesser percentage of its assets in micro cap companies than the Small Cap Growth Portfolio, its risk profile will differ from that of the Small Cap Growth Portfolio with respect to the degree of risk associated with those investments. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for both Portfolios. FMG LLC has selected MSIM as the sub-adviser to the EQ/Morgan Stanley Small Cap Growth Portfolio’s Active Allocated Portion, and FMG LLC has selected BlackRock as the sub-adviser to the EQ/Morgan Stanley Small Cap Growth Portfolio’s Index Allocated Portion. FMG LLC will continue to manage and administer, and MSIM and BlackRock will continue to sub-advise, the EQ/Morgan Stanley Small Cap Growth Portfolio after the Reorganization.

•

The Adviser has been granted relief by the SEC to hire, terminate and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into a sub-advisory agreement on behalf of a Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement, including compensation, is approved by the Portfolio’s shareholders. For a detailed description of the Adviser and the sub-advisers to the EQ/Morgan Stanley Small Cap Growth Portfolio, please see “Additional Information about the Portfolios — The Adviser” and “ — The Sub-Advisers” below.

•

The Small Cap Growth Portfolio and the EQ/Morgan Stanley Small Cap Growth Portfolio had net assets of approximately $112.0 million and $331.3 million, respectively, as of January 31, 2020. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $443.3 million.

•

As shown in the “Summary” above, the shareholders of Class A and Class B of the Small Cap Growth Portfolio will receive Class IB and Class IB shares, respectively, of the EQ/Morgan Stanley Small Cap Growth Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the EQ/Morgan Stanley Small Cap Growth Portfolio Class IB shares for the fiscal year following the Reorganization will be 1.15%, which is lower than those for the Small Cap Growth Portfolio Class A and Class B shares for the fiscal year ended December 31, 2019, which were 1.45% and 1.45%, respectively. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below. There is no assurance that fees and expenses will not increase after April 30, 2021, when the expense limitation arrangement (described below) for the EQ/Morgan Stanley Small Cap Growth Portfolio will terminate if it is not renewed by the Board.

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•

The EQ/Morgan Stanley Small Cap Growth Portfolio has a higher management fee than the Small Cap Growth Portfolio because it invests directly in securities and other instruments rather than operating as a fund-of-funds. The management fee for the Small Cap Growth Portfolio is equal to an annual rate of 0.15% of its average daily net assets, while the maximum management fee for the EQ/Morgan Stanley Small Cap Growth Portfolio is equal to an annual rate of 0.80% of its average daily net assets. However, it is expected that the increase in the management fee would be more than offset by a reduction of the acquired fund fees and expenses incurred indirectly by the Small Cap Growth Portfolio in connection with its investment in Underlying Portfolios and Underlying ETFs as part of its fund-of-funds structure. In addition, as discussed below, the EQ/Morgan Stanley Small Cap Growth Portfolio currently has a lower expense limitation arrangement in place than that for the Small Cap Growth Portfolio.

•

The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Small Cap Growth Portfolio and all other portfolios of VIP Trust, and the assets of the EQ/Morgan Stanley Small Cap Growth Portfolio and multiple other portfolios of EQ Trust (together, the “Aggregated Portfolios”), all of which are managed by FMG LLC, are aggregated together. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios; 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.080% thereafter. A complete list of the Aggregated Portfolios is provided in “Additional Information about the Portfolios — Management and Administrative Fees” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Small Cap Growth Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.45% for Class A and Class B shares of the Portfolio.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the EQ/Morgan Stanley Small Cap Growth Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares of the Portfolio.

•

Unlike the expense limitation arrangement for the Small Cap Growth Portfolio, the expense limitation arrangement for the EQ/Morgan Stanley Small Cap Growth Portfolio does not include acquired fund fees and expenses; however, the EQ/Morgan Stanley Small Cap Growth Portfolio is not expected to invest in other investment companies or ETFs to a significant extent.

•	The Class IB shares of the EQ/Morgan Stanley Small Cap Growth Portfolio and the Class A and Class B shares of the Small Cap Growth Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•	For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

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•

The Class IB shares of EQ/Morgan Stanley Small Cap Growth Portfolio outperformed compared to the Class A and Class B shares of the Small Cap Growth Portfolio for the one-year period ended December 31, 2019, and underperformed the Class A shares and outperformed the Class B shares of the Small Cap Growth Portfolio for the five-year period ended December 31, 2019. Please see “Comparative Performance Information” below.

•

Following the Reorganization, it is anticipated that FMG LLC will redeem shares that it holds in the combined Portfolio representing seed capital it has previously invested. The withdrawal of such seed capital is not expected to have a material effect on the annual operating expenses of the combined Portfolio.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the EQ/Morgan Stanley Small Cap Growth Portfolio. It is not expected that the EQ/Morgan Stanley Small Cap Growth Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Small Cap Growth Portfolio. If the Reorganization is approved, all of the Small Cap Growth Portfolio’s assets (“Transferred Assets”) on the Closing Date will be transferred to the EQ/Morgan Stanley Small Cap Growth Portfolio. A large portion of the Small Cap Growth Portfolio’s assets is invested in the EQ/Morgan Stanley Small Cap Growth Portfolio, which will be transferred in-kind in connection with the Reorganization. It is anticipated that immediately prior to the Closing Date, the Small Cap Growth Portfolio will liquidate its other remaining securities holdings and hold cash, which equals approximately 30% of its assets. Estimated portfolio transaction costs are $54,581. It is anticipated that the Transferred Assets will consist partly of cash. The sale of portfolio holdings by the Small Cap Growth Portfolio in connection with the Reorganization may result in the Small Cap Growth Portfolio selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and its (and indirectly its investors) incurring transaction costs that would not otherwise have been incurred. Such transaction costs could be material, but FMG LLC intends to implement the Reorganization in a manner that would minimize such costs, to the extent practicable, and believes that such costs would be reasonable in relation to the anticipated benefits of the Reorganization. It is also expected that, over time, the EQ/Morgan Stanley Small Cap Growth Portfolio will use the Transferred Assets to invest in equity securities consistent with its principal investment strategy. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization.

•

Expenses of the Reorganization are estimated to be $87,452 (excluding portfolio transaction costs). To the extent that Reorganization expenses exceed the Small Cap Growth Portfolio’s expense limitation set forth in its expense limitation arrangement, they will be paid by FMG LLC.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below. For

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ease of comparison, the principal risks are listed alphabetically, but for each Portfolio, the most significant principal risks are indicated with an asterisk (*).

Risks	EQ/Morgan Stanley Small Cap Growth Portfolio		Small Cap Growth Portfolio
Affiliated Portfolio Risk			X
Alternative Investment Risk			X
Convertible Securities Risk	X
Derivatives Risk	X		X
Equity Risk	X	*	X	*
ETFs Risk / Risks Related to Investments in Underlying ETFs	X		X	*
Foreign Securities Risk	X		X
Currency Risk	X		X
Emerging Markets Risk	X		X
Futures Contract Risk			X
Index Strategy Risk	X	*
Investment Style Risk	X	*	X	*
Large Shareholder Risk	X
Leveraging Risk			X
Market Risk	X		X
Micro-Cap Company Risk			X	*
Multiple Sub-Adviser Risk	X
Portfolio Management Risk	X		X	*
Portfolio Turnover Risk	X
Preferred Stock Risk	X
Privately Placed and Other Restricted Securities Risk	X
Risks Related to Investments in Underlying Portfolios			X	*
Sector Risk	X	*
Securities Lending Risk	X
Small-Cap Company Risk	X	*	X	*

In addition to the risks noted above, as noted in the prospectuses for the affiliated Underlying Portfolios, FMG LLC and, in certain cases, an affiliate, serve as investment manager, investment sub-adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Portfolio. In this connection, the Adviser’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative effect on its revenues and/or profits.

COMPARATIVE FEE AND EXPENSE TABLES

The following tables show the fees and expenses of the Class A and Class B Shares of the Small Cap Growth Portfolio and the Class IB shares of the EQ/Morgan Stanley Small Cap Growth Portfolio and the estimated pro forma fees and expenses of the Class IB Shares of the EQ/Morgan Stanley Small Cap Growth Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by the relevant class of its shares for the fiscal year ended December 31, 2019. The pro forma fees and expenses of the EQ/Morgan Stanley Small Cap Growth Portfolio shares assume that the Reorganization was in effect for the year ended December 31, 2019. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

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Shareholder Fees

(fees paid directly from your investment)

Small Cap Growth Portfolio	EQ/Morgan Stanley Small Cap Growth Portfolio	Pro Forma EQ/Morgan Stanley Small Cap Growth Portfolio (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Small Cap Growth Portfolio		EQ/Morgan Stanley Small Cap Growth Portfolio	Pro Forma EQ/Morgan Stanley Small Cap Growth Portfolio (assuming the Reorganization is approved)*
	Class A	Class B	Class IB	Class IB
Management Fee	0.15%	0.15%	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.23%	0.23%	0.19%	0.17%
Acquired Fund Fees and Expenses	0.90%	0.90%	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.53%	1.53%	1.24%	1.22%
Fee Waiver and/or Expense Reimbursement†	(0.08)%	(0.08)%	(0.09)%	(0.07)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.45%	1.45%	1.15%	1.15%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of (1) the Small Cap Growth Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of the arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.45% for Class A and Class B shares of the Portfolio, and (2) the EQ/Morgan Stanley Small Cap Growth Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares of the Portfolio.
*	Pro forma annual operating expenses have been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The expense limitation arrangement with respect to the Portfolio is not renewed.

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This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Growth Portfolio
Class A	$148	$476	$827	$1,817
Class B	$148	$476	$827	$1,817
EQ/Morgan Stanley Small Cap Growth Portfolio
Class IB	$117	$385	$672	$1,492
Pro Forma EQ/Morgan Stanley Small Cap Growth Portfolio (assuming the Reorganization is approved)
Class IB	$117	$380	$664	$1,471

Portfolio Turnover

The Small Cap Growth Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities (including exchange traded securities of Underlying ETFs) directly (or “turns over” its portfolio). The EQ/Morgan Stanley Small Cap Growth Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2019, the portfolio turnover rates for each of the Small Cap Growth Portfolio and the EQ/Morgan Stanley Small Cap Growth Portfolio were 10% and 73%, respectively, of the average value of the Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Small Cap Growth Portfolio with those of the EQ/Morgan Stanley Small Cap Growth Portfolio. The Board of each Trust may change the investment objective of a respective Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
EQ/Morgan Stanley Small Cap Growth Portfolio	Small Cap Growth Portfolio
Investment Objective	Investment Objective

Seeks to achieve long-term growth of capital.	Same.

Principal Investment Strategies	Principal Investment Strategies

No corresponding strategy.	The Portfolio pursues its investment objective by investing in affiliated and unaffiliated Underlying Portfolios and in Underlying ETFs comprising various asset categories and strategies.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with small market capitalizations (or other financial instruments that derive their value from the securities of such companies).	The Portfolio will invest in Underlying Portfolios and Underlying ETFs such that at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in equity securities of small-capitalization companies (which may include derivatives exposure to equity securities of small capitalization companies).

For purposes of this Portfolio, small market capitalization companies are those companies that, at the time of purchase, have market capitalizations within the range of companies in the Russell 2000® Index (“Russell 2000”) at the time of investment (as of December 31, 2019, the market capitalization of the companies in the Russell 2000 was between $12.7 million and $8.3 billion). The size of companies in the Russell 2000 changes with market conditions, which can result in changes to the market capitalization range of companies in the index.	For purposes of this Portfolio, small capitalization companies are companies with a market capitalization that is similar to or below the highest market capitalization range of the Russell 2000® Index at the time of investment (approximately $8.3 billion as of December 31, 2019).

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Acquiring Portfolio	Acquired Portfolio
EQ/Morgan Stanley Small Cap Growth Portfolio	Small Cap Growth Portfolio

The Portfolio intends to invest primarily in equity securities, but it may also invest in other securities that a Sub-Adviser believes provide opportunities for capital growth. The Portfolio may invest up to 15% of its assets in foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies.	The Portfolio allocates its assets to Underlying Portfolios and Underlying ETFs that invest among various asset categories. The asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows: Domestic Small Cap Equity, Domestic Micro Cap Equity, Emerging Markets Small Cap Equity, and International/Global Small Cap Equity.

The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets. These percentages are targets established by the Adviser; actual allocations may deviate from these targets.	No corresponding strategy.

The Sub-Adviser to the Active Allocated Portion of the Portfolio emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Sub-Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Sub-Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Sub-Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.	The Adviser selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. In selecting Underlying Portfolios and Underlying ETFs, the Adviser will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

The Active Allocated Portion’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), limited partnership interests, limited liability company interests and other specialty securities having equity features. The Active Allocated Portion may invest in privately placed and restricted securities. The Active Allocated Portion may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. The Active Allocated Portion may engage in active and frequent trading to achieve the Portfolio’s investment objective.	No corresponding strategy.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2000® Growth Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Index Allocated Portion may use a full replication technique or a sampling approach in pursuing its indexing strategy.	No corresponding strategy.

No corresponding strategy.	The Portfolio may invest in Underlying Portfolios and Underlying ETFs that, from time to time, employ a growth style to select investments. In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

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Acquiring Portfolio	Acquired Portfolio
EQ/Morgan Stanley Small Cap Growth Portfolio	Small Cap Growth Portfolio

No corresponding strategy.	For purposes of complying with the 80% policy identified above, the Adviser will identify Underlying Portfolios and Underlying ETFs in which to invest by reference to such Underlying Portfolio’s or Underlying ETF’s name and investment policies at the time of investment. An Underlying Portfolio or Underlying ETF that changes its name or investment policies subsequent to the time of the Portfolio’s investment may continue to be considered an appropriate investment for purposes of the 80% policy.

No corresponding strategy.	For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset category, the Adviser may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset categories. The Adviser may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio.

The Portfolio also may lend its portfolio securities to earn additional income.	No corresponding strategy.

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Small Cap Growth Portfolio’s average annual total returns for the past one-, five- and ten-year periods, and the EQ/Morgan Stanley Small Cap Growth Portfolio’s average annual total returns for the past one- and five-year periods and since inception periods, through December 31, 2019, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history.

Class IB shares of the EQ/Morgan Stanley Small Cap Growth Portfolio were not operational for the period from April 14, 2015 through April 30, 2015. The returns of Class IB were calculated assuming the shares were in operation for the entire period.

Past performance is not an indication of future performance. This may be particularly true for the Small Cap Growth Portfolio because prior to April 18, 2014, the Portfolio was not a fund-of-funds, had different investment policies, was managed by multiple advisers and, under normal circumstances, approximately 50% of the Portfolio’s net assets were actively managed and approximately 50% of the Portfolio’s net assets were managed to track the performance (before fees and expenses) of a particular index. Following the conversion of the Portfolio to a fund-of funds, the Portfolio pursues its investment objective through investments in underlying proprietary and unaffiliated mutual funds and exchange-traded funds. The underlying proprietary and unaffiliated mutual funds and exchange-traded funds in which the Portfolio invests incur their own operating costs and expenses, including management fees payable to their investment advisers, and the Portfolio’s performance, following the conversion of the Portfolio to a fund-of-funds, reflects the impact of these operating costs and expenses. If the Portfolio had historically been managed as a fund-of-funds using its current investment strategies and policies, the performance of the Portfolio may have been different.

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The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Small Cap Growth Portfolio — Calendar Year Total Returns (Class B)

Best quarter (% and time period) 23.19% (2019 1st Quarter)	Worst quarter (% and time period) -25.55% (2011 3rd Quarter)

EQ/Morgan Stanley Small Cap Growth Portfolio — Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 25.00% (2019 1st Quarter)	Worst quarter (% and time period) -21.57% (2018 4th Quarter)

Small Cap Growth Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Five Years	Ten Years
Small Cap Growth Portfolio — Class A Shares	33.65%	10.27%	10.94%
Small Cap Growth Portfolio — Class B Shares	33.03%	10.06%	10.78%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	28.48%	9.34%	13.01%

EQ/Morgan Stanley Small Cap Growth Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Five Years	Since Inception
EQ/Morgan Stanley Small Cap Growth Portfolio — Class IB Shares (Inception Date: April 21, 2014)	34.35%	10.21%	9.62%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	28.48%	9.34%	9.90%

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Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2019, and of the EQ/Morgan Stanley Small Cap Growth Portfolio on a pro forma combined basis as of December 31, 2019, after giving effect to the proposed Reorganization. Pro forma capitalization of the combined Portfolio has been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share		Shares Outstanding
Small Cap Growth Portfolio — Class A Shares	$0.0	$14.49	†	7
Small Cap Growth Portfolio — Class B Shares	$111.6	$14.15		7,892,113
EQ/Morgan Stanley Small Cap Growth Portfolio — Class IB Shares	$0.2	$10.39		15,600
Adjustments*				2,854,664
Pro forma EQ/Morgan Stanley Small Cap Growth Portfolio — Class IB Shares (assuming the Reorganization is approved)	$111.8	$10.39		10,762,384
EQ/Morgan Stanley Small Cap Growth Portfolio — Class K Shares**	$328.2	$10.54		31,141,070
Total Pro forma Net Assets (assuming the Reorganization is approved)	440.0

*	The adjustments reflect additional shares issued of the Acquiring Portfolio.
**	This Class is not impacted by the reorganization.
†	Net asset value amounts may not recalculate due to rounding of net assets and/or shares outstanding.

AFTER CAREFUL CONSIDERATION, THE BOARD OF VIP TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE SMALL CAP GROWTH PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THE PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 9.

PROPOSAL 10: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION WITH RESPECT TO THE REORGANIZATION OF THE SMALL CAP VALUE PORTFOLIO, A SERIES OF VIP TRUST, INTO THE 1290 VT SMALL CAP VALUE PORTFOLIO, A SERIES OF EQ TRUST.

This Proposal 10 requests your approval of a Reorganization Plan pursuant to which the Small Cap Value Portfolio will be reorganized into the 1290 VT Small Cap Value Portfolio. In considering whether you should approve the Proposal, you should note that:

•	The Portfolios are series of separate Trusts. The Small Cap Value Portfolio is a series of VIP Trust, and the 1290 VT Small Cap Value Portfolio is a series of EQ Trust.

•	The Small Cap Value Portfolio and the 1290 VT Small Cap Value Portfolio have identical investment objectives. Both Portfolios seek to achieve long-term growth of capital.

•

Each Portfolio invests (either indirectly or directly, as described below) at least 80% of its net assets in securities of small market capitalization companies and uses a “value” style to select investments. Each Portfolio also defines small market capitalization companies by reference to the market capitalization range of companies in the Russell 2000® Index. In addition, each Portfolio invests primarily in equity securities and also may invest in foreign securities, including emerging or developing markets securities.

•

There are, however, differences between the two Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparison of Investment Objectives, Policies and Strategies” below.

•

The Small Cap Value Portfolio operates under a fund-of-funds structure and invests in securities and other instruments indirectly, through investments in other investment companies. The 1290 VT Small Cap Value Portfolio operates as a multimanager fund by allocating its assets among two or more

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investment sub-advisers, each of which manages its allocated portion of the Portfolio using a different but complementary investment strategy and invests its allocated portion of the Portfolio directly in securities and other instruments. However, it is important to note that the Small Cap Value Portfolio invests approximately 60-70% of its assets in the 1290 VT Small Cap Value Portfolio, and thus there is substantial overlap in the Portfolios’ exposures.

•

The Small Cap Value Portfolio pursues its investment objective by investing in other mutual funds managed by the Adviser and in investment companies managed by investment managers other than the Adviser (for purposes of this proposal, affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) comprising various asset categories and strategies. The Portfolio will invest in Underlying Portfolios and Underlying ETFs such that at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in equity securities of small-capitalization companies (which may include derivatives exposure to equity securities of small capitalization companies). For purposes of the Portfolio, small capitalization companies are companies with a market capitalization that is similar to or below the highest market capitalization range of the Russell 2000® Index at the time of investment. In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

•

The 1290 VT Small Cap Value Portfolio, under normal circumstances, invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with small market capitalizations (or other financial instruments that derive their value from the securities of such companies). For purposes of the Portfolio, small market capitalization companies are those companies with market capitalizations within the range of companies in the Russell 2000® Index at the time of investment. The Portfolio is structured so that approximately 50% of its assets are actively managed by a sub-adviser (“Active Allocated Portion”) and approximately 50% of its assets are allocated to a sub-adviser that seeks to track the performance (before fees and expenses) of the Russell 2000® Value Index (“Index Allocated Portion”). The Portfolio’s Active Allocated Portion is sub-advised by Horizon Kinetics Asset Management LLC (“HKAM”), and its Index Allocated Portion is sub-advised by BlackRock Investment Management, LLC (“BlackRock”). The Portfolio intends to invest primarily in equity securities, but the sub-adviser to the Portfolio’s Active Allocated Portion may invest in convertible and non-convertible debt securities rated below investment grade (also known as “junk bonds”) or unrated securities that the sub-adviser has determined to be of comparable quality. The Portfolio also may hold a significant portion of its assets in cash or cash equivalents as part of its investment strategy.

•

Each Portfolio’s principal risks include currency risk, emerging markets risk, equity risk, (Underlying) ETFs risk, foreign securities risk, investment style risk, market risk, portfolio management risk, and small-cap company risk. The Small Cap Value Portfolio also is subject to affiliated portfolio risk, alternative investment risk, derivatives risk, futures contract risk, leveraging risk, micro-cap company risk, and risks related to investments in Underlying Portfolios as principal risks, while the 1290 VT Small Cap Value Portfolio generally is not. The 1290 VT Small Cap Value Portfolio also is subject to cash management risk, convertible securities risk, energy sector risk, index strategy risk, liquidity risk, multiple sub-adviser risk, real estate investing risk, sector risk, securities lending risk, and special situations risk as principal risks, while the Small Cap Value Portfolio generally is not. As noted above, the Small Cap Value Portfolio invests approximately 60-70% of its assets in the 1290 VT Small Cap Value Portfolio, and thus there is substantial overlap in the Portfolios’ exposures and the Portfolios have generally comparable risk profiles. To the extent the 1290 VT Small Cap Value Portfolio uses an index strategy, its risk profile will differ from that of the Small Cap Value Portfolio with respect to the degree of risk associated with that strategy. For a detailed comparison of the Portfolios’ principal risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC serves as the investment manager and administrator for both Portfolios. FMG LLC has selected HKAM as the sub-adviser to the 1290 VT Small Cap Value Portfolio’s Active Allocated Portion, and FMG LLC has selected BlackRock as the sub-adviser to the 1290 VT Small Cap Value Portfolio’s Index Allocated

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Portion. FMG LLC will continue to manage and administer, and HKAM and BlackRock will continue to sub-advise, the 1290 VT Small Cap Value Portfolio after the Reorganization.

•

The Adviser has been granted relief by the SEC to hire, terminate and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into a sub-advisory agreement on behalf of a Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement, including compensation, is approved by the Portfolio’s shareholders. For a detailed description of the Adviser and the sub-advisers to the 1290 VT Small Cap Value Portfolio, please see “Additional Information about the Portfolios — The Adviser” and “ — The Sub-Advisers” below.

•

The Small Cap Value Portfolio and the 1290 VT Small Cap Value Portfolio had net assets of approximately $155.1 million and $281.7 million, respectively, as of January 31, 2020. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $436.8 million.

•

As shown in the “Summary” above, the shareholders of Class A and Class B of the Small Cap Value Portfolio will receive Class IB and Class IB shares, respectively, of the 1290 VT Small Cap Value Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the 1290 VT Small Cap Value Portfolio Class IB shares for the fiscal year following the Reorganization will be 1.15%, which is lower than those for the Small Cap Value Portfolio Class A and Class B shares for the fiscal year ended December 31, 2019, which were 1.45% and 1.45%, respectively. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below. There is no assurance that fees and expenses will not increase after April 30, 2021, when the expense limitation arrangement (described below) for the 1290 VT Small Cap Value Portfolio will terminate if it is not renewed by the Board.

•

The 1290 VT Small Cap Value Portfolio has a higher management fee than the Small Cap Value Portfolio because it invests directly in securities and other instruments rather than operating as a fund-of-funds. The management fee for the Small Cap Value Portfolio is equal to an annual rate of 0.15% of its average daily net assets, while the maximum management fee for the 1290 VT Small Cap Value Portfolio is equal to an annual rate of 0.80% of its average daily net assets. However, it is expected that the increase in the management fee would be more than offset by a reduction of the acquired fund fees and expenses incurred indirectly by the Small Cap Value Portfolio in connection with its investment in Underlying Portfolios and Underlying ETFs as part of its fund-of-funds structure. In addition, as discussed below, the 1290 VT Small Cap Value Portfolio currently has a lower expense limitation arrangement in place than that for the Small Cap Value Portfolio.

•

The Portfolios are subject to the same administration fee schedule. In addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Small Cap Value Portfolio and all other portfolios of VIP Trust, and the assets of the 1290 VT Small Cap Value Portfolio and multiple other portfolios of EQ Trust (together, the “Aggregated Portfolios”), all of which are managed by FMG LLC, are aggregated together. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios; 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.080% thereafter. A complete list of the Aggregated Portfolios is provided in “Additional Information about the Portfolios — Management and Administrative Fees” below.

•	Each Portfolio is subject to an expense limitation arrangement.

•	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Small Cap Value Portfolio through April 30, 2021

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(unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.45% for Class A and Class B shares of the Portfolio.

•

Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the 1290 VT Small Cap Value Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares of the Portfolio.

•

Unlike the expense limitation arrangement for the Small Cap Value Portfolio, the expense limitation arrangement for the 1290 VT Small Cap Value Portfolio does not include acquired fund fees and expenses; however, the 1290 VT Small Cap Value Portfolio is not expected to invest in other investment companies or ETFs to a significant extent.

•	The Class IB shares of the 1290 VT Small Cap Value Portfolio and the Class A and Class B shares of the Small Cap Value Portfolio are each subject to a 0.25% Rule 12b-1 fee.

•	For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Portfolios” below.

•

The Class IB shares of 1290 VT Small Cap Value Portfolio outperformed compared to the Class A and Class B shares of the Small Cap Value Portfolio for the one-year and five-year periods ended December 31, 2019.

•

Following the Reorganization, it is anticipated that FMG LLC will redeem shares that it holds in the combined Portfolio representing seed capital it has previously invested. The withdrawal of such seed capital is not expected to have a material effect on the annual operating expenses of the combined Portfolio.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the 1290 VT Small Cap Value Portfolio. It is not expected that the 1290 VT Small Cap Value Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Small Cap Value Portfolio. If the Reorganization is approved, all of the Small Cap Value Portfolio’s assets (“Transferred Assets”) on the Closing Date will be transferred to the 1290 VT Small Cap Value Portfolio. A large portion of the Small Cap Value Portfolio’s assets is invested in the 1290 VT Small Cap Value Portfolio, which will be transferred in-kind in connection with the Reorganization. It is anticipated that immediately prior to the Closing Date, the Small Cap Value Portfolio will liquidate its other remaining securities holdings and hold cash, which equals approximately 30% of its assets. Estimated portfolio transaction costs are $102,989. It is anticipated that the Transferred Assets will consist partly of cash. The sale of portfolio holdings by the Small Cap Value Portfolio in connection with the Reorganization may result in the Small Cap Value Portfolio selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and its (and indirectly its investors) incurring transaction costs that would not otherwise have been incurred. Such transaction costs could be material, but FMG LLC intends to implement the Reorganization in a manner that would minimize such costs, to the extent practicable, and believes that such costs would be reasonable in relation to the anticipated benefits of the Reorganization. It is also expected that, over time, the 1290 VT Small Cap Value Portfolio will use the Transferred Assets to invest in equity securities consistent with its principal investment strategy. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization.

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•

Expenses of the Reorganization are estimated to be $186,902 (excluding portfolio transaction costs). To the extent that Reorganization expenses exceed the Small Cap Value Portfolio’s expense limitation set forth in its expense limitation arrangement, they will be paid by FMG LLC.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below. For ease of comparison, the principal risks are listed alphabetically, but for each Portfolio, the most significant principal risks are indicated with an asterisk (*).

Risks	1290 VT Small Cap Value Portfolio		Small Cap Value Portfolio
Affiliated Portfolio Risk			X
Alternative Investment Risk			X
Cash Management Risk	X
Convertible Securities Risk	X
Derivatives Risk			X
Energy Sector Risk	X	*
Equity Risk	X	*	X	*
ETFs Risk / Risks Related to Investments in Underlying ETFs	X		X	*
Foreign Securities Risk	X		X
Currency Risk	X		X
Emerging Markets Risk	X		X
Futures Contract Risk			X
Index Strategy Risk	X	*
Investment Style Risk	X	*	X	*
Leveraging Risk			X
Liquidity Risk	X	*
Market Risk	X		X
Micro-Cap Company Risk			X	*
Multiple Sub-Adviser Risk	X
Portfolio Management Risk	X		X	*
Real Estate Investing Risk	X
Risks Related to Investments in Underlying Portfolios			X	*
Sector Risk	X
Securities Lending Risk	X
Small-Cap Company Risk	X	*	X	*
Special Situations Risk	X

In addition to the risks noted above, as noted in the prospectuses for the affiliated Underlying Portfolios, FMG LLC and, in certain cases, an affiliate, serve as investment manager, investment sub-adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Portfolio. In this connection, the Adviser’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative effect on its revenues and/or profits.

COMPARATIVE FEE AND EXPENSE TABLES

The following tables show the fees and expenses of the Class A and Class B Shares of the Small Cap Value Portfolio and the Class IB shares of the 1290 VT Small Cap Value Portfolio and the estimated pro forma fees and expenses of the Class IB Shares of the 1290 VT Small Cap Value Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by the relevant class of its shares for the fiscal year ended December 31, 2019. The pro forma fees and expenses of the 1290 VT Small Cap Value Portfolio shares assume that the Reorganization was in effect for the year ended December 31, 2019. The

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tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Small Cap Value Portfolio	1290 VT Small Cap Value Portfolio	Pro Forma 1290 VT Small Cap Value Portfolio (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Small Cap Value Portfolio		1290 VT Small Cap Value Portfolio	Pro Forma 1290 VT Small Cap Value Portfolio (assuming the Reorganization is approved)*
	Class A	Class B	Class IB	Class IB
Management Fee	0.15%	0.15%	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.20%	0.20%	0.20%	0.17%
Acquired Fund Fees and Expenses	0.87%	0.87%	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.47%	1.47%	1.25%	1.22%
Fee Waiver and/or Expense Reimbursement†	(0.02)%	(0.02)%	(0.10)%	(0.07)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.45%	1.45%	1.15%	1.15%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of (1) the Small Cap Value Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of the arrangement) so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.45% for Class A and Class B shares of the Portfolio, and (2) the 1290 VT Small Cap Value Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares of the Portfolio.
*	Pro forma annual operating expenses have been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The expense limitation arrangement with respect to the Portfolio is not renewed.

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This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Value Portfolio
Class A	$148	$463	$801	$1,756
Class B	$148	$463	$801	$1,756
1290 VT Small Cap Value Portfolio
Class IB	$117	$387	$677	$1,502
Pro Forma 1290 VT Small Cap Value Portfolio (assuming the Reorganization is approved)
Class IB	$117	$380	$664	$1,471

Portfolio Turnover

The Small Cap Value Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities (including exchange traded securities of Underlying ETFs) directly (or “turns over” its portfolio). The 1290 VT Small Cap Value Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2019, the portfolio turnover rates for each of the Small Cap Value Portfolio and the 1290 VT Small Cap Value Portfolio were 6% and 14%, respectively, of the average value of the Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Small Cap Value Portfolio with those of the 1290 VT Small Cap Value Portfolio. The Board of each Trust may change the investment objective of a respective Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

Acquiring Portfolio	Acquired Portfolio
1290 VT Small Cap Value Portfolio	Small Cap Value Portfolio
Investment Objective	Investment Objective

Seeks to achieve long-term growth of capital.	Same.

Principal Investment Strategies	Principal Investment Strategies

No corresponding strategy.	The Portfolio pursues its investment objective by investing in affiliated and unaffiliated Underlying Portfolios and in Underlying ETFs comprising various asset categories and strategies.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies with small market capitalizations (or other financial instruments that derive their value from the securities of such companies).	The Portfolio will invest in Underlying Portfolios and Underlying ETFs such that at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in equity securities of small-capitalization companies (which may include derivatives exposure to equity securities of small capitalization companies).

For purposes of this Portfolio, small market capitalization companies are those companies with market capitalizations within the range of companies in the Russell 2000® Index (“Russell 2000”) at the time of investment (as of December 31, 2019, the market capitalization of the companies in the Russell 2000 was between $12.7 million and $8.3 billion). The size of companies in the Russell 2000 changes with market conditions, which can result in changes to the market capitalization range of companies in the index.	For purposes of this Portfolio, small capitalization companies are companies with a market capitalization that is similar to or below the highest market capitalization range of the Russell 2000® Index at the time of investment (approximately $8.3 billion as of December 31, 2019).

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Acquiring Portfolio	Acquired Portfolio
1290 VT Small Cap Value Portfolio	Small Cap Value Portfolio

The Portfolio intends to invest primarily in equity securities, but it may also invest in other securities that a Sub-Adviser believes provide opportunities for capital growth. The Portfolio may invest up to 20% of its assets in foreign securities, including securities of companies based in developing countries and depositary receipts of foreign-based companies.	The Portfolio allocates its assets to Underlying Portfolios and Underlying ETFs that invest among various asset categories. The asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows: Domestic Small Cap Equity, Domestic Micro Cap Equity, Emerging Markets Small Cap Equity, and International/Global Small Cap Equity.

The Portfolio’s investments may include real estate investment trusts (“REITs”).	No corresponding strategy.

The Portfolio’s assets normally are allocated among two or more investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 50% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 50% of the Portfolio’s net assets.	No corresponding strategy.

The Sub-Adviser to the Active Allocated Portion of the Portfolio believes that favorable investment opportunities are available through companies that exhibit a number of the following characteristics: are selling below their perceived intrinsic value, have limited or no institutional ownership, have had short-term earnings shortfalls, have had a recent initial public offering but have not attracted significant analyst coverage, are selling at or below book or replacement value, and have price to earnings ratios that are less than one half of their projected growth rate. The Sub-Adviser focuses on undervalued and special situation small capitalization equities (including common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks, such as depositary receipts) that the Sub-Adviser believes have the potential for rewarding long-term investment results. The Sub-Adviser also may invest in exchange traded funds (“ETFs”) and may invest in convertible and non-convertible debt securities rated below investment grade (also known as “junk bonds”) or unrated securities that the Sub-Adviser has determined to be of comparable quality. The Sub-Adviser selects securities from companies that are engaged in a number of industries, including the media, financial services, retailing, manufacturing and consumer products, and utilities industries. The Sub-Adviser considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. The Sub-Adviser also looks at the amount of capital a company spends on research and development. Sell decisions are generally triggered by either adequate value being achieved, as determined by the Sub-Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model. A sell trigger also may occur if the Sub-Adviser discovers a new investment opportunity that it believes is more compelling and represents a better risk reward profile than other investments held by the Active Allocated Portion. The Active Allocated Portion may engage in active and frequent trading to achieve the Portfolio’s investment objective.	The Adviser selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. In selecting Underlying Portfolios and Underlying ETFs, the Adviser will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2000® Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Index Allocated Portion may use a full replication technique or a sampling approach in pursuing its indexing strategy.	No corresponding strategy.

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Acquiring Portfolio	Acquired Portfolio
1290 VT Small Cap Value Portfolio	Small Cap Value Portfolio

No corresponding strategy.	The Portfolio may invest in Underlying Portfolios and Underlying ETFs that, from time to time, employ a value style to select investments. In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

No corresponding strategy.	For purposes of complying with the 80% policy identified above, the Adviser will identify Underlying Portfolios and Underlying ETFs in which to invest by reference to such Underlying Portfolio’s or Underlying ETF’s name and investment policies at the time of investment. An Underlying Portfolio or Underlying ETF that changes its name or investment policies subsequent to the time of the Portfolio’s investment may continue to be considered an appropriate investment for purposes of the 80% policy.

No corresponding strategy.	For purposes of asset class and asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset category, the Adviser may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset categories. The Adviser may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio.

The Portfolio may hold a significant portion of its assets in cash or cash equivalents as part of its investment strategy.	No corresponding strategy.

The Portfolio also may lend its portfolio securities to earn additional income.	No corresponding strategy.

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Small Cap Value Portfolio’s average annual total returns for the past one-, five- and ten-year periods, and the 1290 VT Small Cap Value Portfolio’s average annual total returns for the past one- and five-year periods and since inception periods, through December 31, 2019, compared to the returns of a broad-based securities market index. The return of the broad-based securities market index shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history.

Class IB shares of the 1290 VT Small Cap Value Portfolio were not operational for the period from April 14, 2015 through April 30, 2015. The returns of Class IB were calculated assuming the shares were in operation for the entire period.

Past performance is not an indication of future performance. This may be particularly true for the Small Cap Value Portfolio because prior to April 18, 2014, the Portfolio was not a fund-of-funds, had different investment policies, was managed by multiple advisers and, under normal circumstances, approximately 50% of the Portfolio’s net assets were actively managed and approximately 50% of the Portfolio’s net assets were managed to track the performance (before fees and expenses) of a particular index. Following the conversion of the Portfolio to a fund-of funds, the Portfolio pursues its investment objective through investments in underlying proprietary and unaffiliated mutual funds and exchange-traded funds. The underlying proprietary and unaffiliated mutual funds and exchange-traded funds in which the Portfolio invests incur their own operating costs and expenses, including management fees payable to their investment advisers, and the Portfolio’s performance, following the conversion of the Portfolio to a fund-of-funds, reflects the impact of these operating costs and expenses. If the

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Portfolio had historically been managed as a fund-of-funds using its current investment strategies and policies, the performance of the Portfolio may have been different.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Small Cap Value Portfolio — Calendar Year Total Returns (Class B)

Best quarter (% and time period) 17.78% (2019 1st Quarter)	Worst quarter (% and time period) -23.51% (2011 3rd Quarter)

1290 VT Small Cap Value Portfolio — Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 19.24% (2019 1st Quarter)	Worst quarter (% and time period) -24.35% (2018 4th Quarter)

Small Cap Value Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Five Years	Ten Years
Small Cap Value Portfolio — Class A Shares	24.65%	5.60%	8.99%
Small Cap Value Portfolio — Class B Shares	24.63%	5.59%	8.93%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	22.39%	6.99%	10.56%

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1290 VT Small Cap Value Portfolio — Average Annual Total Returns

(For the periods ended December 31, 2019)

	One Year	Five Years	Since Inception
1290 VT Small Cap Value Portfolio — Class IB Shares (Inception Date: April 21, 2014)	25.84%	7.34%	6.55%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	22.39%	6.99%	6.87%

Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2019, and of the 1290 VT Small Cap Value Portfolio on a pro forma combined basis as of December 31, 2019, after giving effect to the proposed Reorganization. Pro forma capitalization of the combined Portfolio has been adjusted to reflect the anticipated withdrawal of seed capital by FMG LLC and/or its affiliates from the combined Portfolio subsequent to the Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Small Cap Value Portfolio — Class A Shares	$12.8	$18.11	707,187
Small Cap Value Portfolio — Class B Shares	$148.5	$18.12	8,195,546
1290 VT Small Cap Value Portfolio — Class IB Shares	$7.8	$10.62	737,459
Adjustments*			6,287,799
Pro forma 1290 VT Small Cap Value Portfolio — Class IB Shares (assuming the Reorganization is approved)	$169.1	$10.62	15,927,991
1290 VT Small Cap Value Portfolio — Class K Shares**	$288.0	$10.60	27,160,990
Total Pro forma Net Assets (assuming the Reorganization is approved)	$457.1

*	The adjustments reflect additional shares issued of the Acquiring Portfolio.
**	This Class is not impacted by the reorganization.

AFTER CAREFUL CONSIDERATION, THE BOARD OF VIP TRUST UNANIMOUSLY APPROVED THE REORGANIZATION PLAN WITH RESPECT TO THE SMALL CAP VALUE PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE REORGANIZATION PLAN FOR APPROVAL BY THE PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 10.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

Terms of the Reorganization Plans

The terms and conditions under which the Reorganizations would be completed are contained in the Reorganization Plans. The following is a summary of the Reorganization Plans. For additional information, please refer to the copies of the forms of the Reorganization Plans, which are attached to this Combined Proxy Statement/Prospectus as Appendix A.

Each Reorganization will involve the Acquiring Portfolio acquiring all the assets of the corresponding Acquired Portfolio in exchange solely for Acquiring Portfolio Shares and the Acquiring Portfolio’s assumption of all of the Acquired Portfolio’s liabilities. Each Reorganization Plan further provides that, on or as promptly as reasonably practicable after the Closing Date, each Acquired Portfolio will distribute the Acquiring Portfolio Shares it receives in its Reorganization to its shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contractholders). The number of full and fractional Acquiring Portfolio Shares each shareholder will receive will be equal in net asset value (as determined in accordance with the Trusts’ normal valuation procedures), as of immediately after the close of business (generally 4:00 p.m., Eastern time) on the Closing Date, to the Acquired Portfolio Shares the shareholder holds at that time. After that distribution to an Acquired Portfolio’s shareholders, the applicable Trust, on behalf of the Acquired Portfolio, will take all necessary steps under its Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), and Delaware and any other applicable law to effect a complete termination of the Acquired Portfolio.

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The Board of a Portfolio involved in a Reorganization may terminate or delay a Reorganization Plan with respect to, and abandon or postpone, the Reorganization at any time prior to the Closing Date, before or after approval by the relevant Acquired Portfolio’s shareholders, if circumstances develop that, in the Board’s opinion, make proceeding with a Reorganization inadvisable for a Portfolio. The consummation of each Reorganization also is subject to various conditions, including approval of the Reorganization by the applicable Acquired Portfolio’s shareholders, completion of all filings with, and receipt of all necessary approvals, if any, from the SEC, and other customary corporate and securities matters. Subject to the satisfaction of those conditions, each Reorganization will take place immediately after the close of business on its Closing Date.

The Board of each Acquired Portfolio, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the relevant Trust (the “Independent Trustees”), has determined, with respect to each Acquired Portfolio, that the interests of the Acquired Portfolio’s existing shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Acquired Portfolio. Similarly, the Board of each Acquiring Portfolio, including the Independent Trustees, has determined, with respect to each Acquiring Portfolio, that the interests of the Acquiring Portfolio’s existing shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Acquiring Portfolio.

The Acquired Portfolios involved in a Reorganization will bear the expenses of each Reorganization described in this Combined Proxy Statement/Prospectus. However, FMG LLC will pay expenses of each Reorganization that exceed the Portfolio’s expense limitation set forth in its expense limitation arrangement.

Approval of the Reorganization Plan with respect to an Acquired Portfolio will require a majority vote of that Acquired Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of (1) 67% or more of the voting securities of the Acquired Portfolio present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (2) more than 50% of its outstanding voting securities. If a Reorganization Plan is not approved by an Acquired Portfolio’s shareholders or a Reorganization is not consummated for any other reason, the Board of the Acquired Portfolio will consider other possible courses of action. Please see “Voting Information” below for more information.

Description of the Securities to Be Issued

The shareholders of each Acquired Portfolio will receive Class IA, Class IB, Class K, or Class B shares, as applicable, of the corresponding Acquiring Portfolio in accordance with the procedures provided for in the applicable Reorganization Plan. Each such share will be fully paid and non-assessable by the relevant Trust, as appropriate, when issued and will have no preemptive or conversion rights.

Each Acquiring Portfolio is a series of VIP Trust or EQ Trust, as applicable. The Trusts may issue an unlimited number of authorized shares of beneficial interest, par value $0.001 per share. The Second Amended and Restated Agreement and Declaration of Trust of EQ Trust (the “EQ Trust DoT”) and the Agreement and Declaration of Trust of VIP Trust (the “VIP Trust DoT”) authorize each respective Board to issue shares in different series and classes. In addition, the EQ Trust DoT and the VIP Trust DoT authorize each respective Board to create new series and to name the rights and preferences of the shareholders of each series. Each respective Board does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders’ rights and preferences.

Among the Acquiring Portfolios’ shares, each of the All Asset Growth-Alt 20 Portfolio, EQ/Capital Guardian Research Portfolio, and EQ/Janus Enterprise Portfolio has three classes of shares, designated Class IA, Class IB, and Class K shares; the EQ/Conservative Allocation Portfolio has three classes of shares, designated Class A, Class B, and Class K shares; and each of the 1290 VT Small Cap Value Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, and EQ/MFS Technology Portfolio has two classes of shares, designated Class IB and Class K shares. The Class IA and Class K shares of the All Asset Growth-Alt 20 Portfolio and EQ/Capital Guardian Research Portfolio, the Class A and Class K shares of the EQ/Conservative Allocation Portfolio, and the Class K shares of the 1290 VT Small Cap Value Portfolio, EQ/Aggressive Growth

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Strategy Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, and EQ/MFS Technology Portfolio are not subject to the Reorganizations.

Each Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class IA, Class IB, and Class B shares, as applicable, of the Acquiring Portfolios. The maximum distribution and/or service (12b-1) fee for each Acquiring Portfolio’s Class IA, Class IB, and Class B shares, as applicable, is equal to an annual rate of 0.25% of the average daily net assets attributable to such share class. Because these distribution/service fees are paid out of each Acquiring Portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Board Considerations

Acquired Portfolios of EQ Trust. At a meeting of the Board of EQ Trust held on December 4-5, 2019, FMG LLC recommended that: (1) the Franklin Portfolio, a series of EQ Trust, be reorganized into the EQ/Aggressive Growth Strategy Portfolio, also a series of EQ Trust; (2) the Technology II Portfolio, a series of EQ Trust, be reorganized into the EQ/MFS Technology Portfolio, also a series of EQ Trust, (3) the Templeton Portfolio, a series of EQ Trust, be reorganized into the 1290 VT SmartBeta Equity Portfolio, also a series of EQ Trust, (4) the UBS Portfolio, a series of EQ Trust, be reorganized into the EQ/Capital Guardian Research Portfolio, also a series of EQ Trust, (5) the Mid Cap Growth Portfolio, a series of EQ Trust, be reorganized into the EQ/Janus Enterprise Portfolio, also a series of EQ Trust, and (6) the Mid Cap Value Portfolio, a series of EQ Trust, be reorganized into the EQ/American Century Mid Cap Value Portfolio, also a series of EQ Trust.

FMG LLC noted that, in addition to regularly evaluating the performance of each portfolio of EQ Trust, it continually reviews the overall line-up of investment options and conducts in-depth analysis of its entire fund complex to provide recommendations to the Board to strengthen the fund complex’s line-up. FMG LLC stated that it was recommending the Reorganizations to streamline and strengthen the fund complex’s line-up and to address certain other developments with respect to each Acquired Portfolio, including limited prospects for future growth and/or the failure to attract sufficient Contractholder interest and thus achieve a more sustainable asset base.

FMG LLC noted that each Acquired Portfolio has a similar or substantially similar investment objective as its corresponding Acquiring Portfolio. FMG LLC also noted that, while each Acquired and corresponding Acquiring Portfolio has its own set of investment strategies that differ in certain respects, the investment strategies of each Acquired and corresponding Acquiring Portfolio are similar or substantially similar, and that each Acquiring Portfolio will provide comparable exposure to the corresponding Acquired Portfolio following the proposed Reorganization, including as follows: (1) the Franklin Portfolio and the EQ/Aggressive Growth Strategy Portfolio both provide diversified exposure primarily to equity securities, but also to fixed income securities, and pursue their investment objectives by investing in other mutual funds managed by FMG LLC; (2) the Technology II Portfolio and the EQ/MFS Technology Portfolio have substantially the same investment policies and strategies, and both Portfolios are actively managed by the same sub-adviser; (3) the Templeton Portfolio and the 1290 VT SmartBeta Equity Portfolio both normally invest at least 80% of net assets in a diversified portfolio of equity securities of U.S. and non-U.S. companies; (4) the UBS Portfolio and the EQ/Capital Guardian Research Portfolio both invest primarily in common stocks of large market capitalization companies and are actively managed; (5) the Mid Cap Growth Portfolio and the EQ/Janus Enterprise Portfolio both provide significant exposure to equity securities of mid market capitalization companies and use a “growth” style to select investments; and (6) the Mid Cap Value Portfolio and the EQ/American Century Mid Cap Value Portfolio both invest at least 80% of net assets in securities of mid market capitalization companies and use a “value” style to select investments, and the same sub-adviser serves as the sub-adviser to an actively managed portion of the Mid Cap Value Portfolio and as the sub-adviser to the EQ/American Century Mid Cap Value Portfolio, which is entirely actively managed. FMG LLC noted that, given each Acquired Portfolio’s failure to attract sufficient Contractholder interest as well as limited prospects for future growth, FMG LLC believes that it would be appropriate to reorganize each Acquired Portfolio into its corresponding Acquiring Portfolio. FMG LLC also noted that it believes the Reorganizations would be beneficial to the Contractholders invested in the Acquired Portfolios because the Reorganizations would provide a means by which Contractholders with amounts allocated to an Acquired Portfolio

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could pursue a similar or substantially similar investment objective in the context of a larger fund with better growth prospects and the same or lower expenses.

In determining whether to approve the Reorganization Plan with respect to each Acquired Portfolio and recommend its approval to shareholders, the Board of EQ Trust, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) the potential benefits of each Reorganization to shareholders, including estimated lower total annual operating expenses (including acquired fund fees and expenses) for the fiscal year following the Reorganization by reorganizing each Acquired Portfolio into a corresponding Acquiring Portfolio with lower total annual operating expenses (including acquired fund fees and expenses) than each Acquired Portfolio and greater potential to increase assets and thereby realize economies of scale in the Portfolio’s expenses and portfolio management fees as a result of asset growth; (2) comparisons of each Acquired Portfolio’s and Acquiring Portfolio’s investment objectives, policies, strategies, restrictions, and risks; (3) the experience and qualifications of the Adviser, any sub-adviser, and key personnel managing each Acquiring Portfolio; (4) the effect of the Reorganization on an Acquired Portfolio’s annual operating expenses and shareholder fees and services, including a comparison of each Acquired Portfolio’s and its corresponding Acquiring Portfolio’s management fee and administration fee; (5) the relative historical performance records of the Portfolios; (6) any change in shareholder rights; (7) the direct or indirect federal income tax consequences of the Reorganizations to shareholders and Contractholders; (8) any fees or expenses that will be borne directly or indirectly by an Acquired Portfolio in connection with its respective Reorganization, including any costs to an Acquired Portfolio in repositioning its portfolio in anticipation of, or as a result of, its respective Reorganization; (9) the terms and conditions of the Reorganization Plan and whether a Reorganization would result in dilution of shareholder interests; (10) the potential benefits of the Reorganizations to other persons, including FMG LLC and its affiliates, as discussed below in the section entitled “Potential Benefits of the Reorganizations to FMG LLC and its Affiliates,” and (11) possible alternatives to the Reorganizations, including the potential benefits and detriments of maintaining the current structure.

In connection with the Board’s consideration of the proposed Reorganizations, the Independent Trustees requested, and FMG LLC provided to the Board, information regarding the factors set forth above as well as other information relating to the Reorganizations.

In reaching the decision to recommend approval of the Reorganizations, the Board, including the Independent Trustees, concluded that each Acquired Portfolio’s participation in its respective Reorganization is in its best interests and that the interests of existing shareholders of the Acquired Portfolios would not be diluted as a result of the Reorganization. The Board’s conclusion was based on a number of factors, including the following:

•

The Reorganizations will permit shareholders invested in each Acquired Portfolio to allocate amounts to a larger combined Portfolio that pursues a similar or substantially similar investment objective, provides comparable exposure to the same or similar asset classes and/or strategies, and has better prospects for attracting additional assets and realizing a lower total annual operating expense ratio (including acquired fund fees and expenses) than the relevant Acquired Portfolio.

•

The total annual operating expense ratios for the Class IA, Class IB or Class K shares, as applicable, of an Acquiring Portfolio are expected to be the lower than those of the corresponding classes of shares of the corresponding Acquired Portfolio for the last fiscal year (restated to reflect current fees).

•

Each Portfolio is subject to an expense limitation agreement and in each case the agreed upon expense limitation for the Acquiring Portfolio’s Class IA, Class IB or Class K shares is the same as or lower than that for the corresponding Acquired Portfolio’s corresponding class(es) of shares.

•	Following the Reorganizations, FMG LLC will continue to serve as the investment manager and administrator of each Acquiring Portfolio.

•

As a result of each Reorganization, each shareholder of an Acquired Portfolio would hold, immediately after the Closing Date, shares of the same class or a corresponding class of the applicable Acquiring Portfolio (as shown in the “Summary” above) having an aggregate value equal to the aggregate value of shares of the class of the Acquired Portfolio that were held by the shareholder as of the Closing Date.

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•

Each Reorganization will be effected on the basis of each participating Portfolio’s net asset value, which will be determined in connection with each Reorganization in accordance with EQ Trust’s normal valuation procedures, which are identical for all of the Portfolios.

•	Shareholders will not pay sales charges in connection with the Reorganizations.

•

The Reorganizations are not expected to have any adverse tax results to Contractholders, as discussed further below under “Additional Information about the Reorganizations — Federal Income Tax Consequences of the Reorganizations.”

•	Each Portfolio has identical distribution, purchase and redemption procedures and identical exchange rights.

•

The Board’s consideration of potential conflicts of interest of FMG LLC in proposing the Reorganizations, as discussed further below under “Potential Benefits of the Reorganizations to FMG LLC and its Affiliates.”

•

The Acquired Portfolio involved in each Reorganization will bear the expenses of the Reorganization. However, FMG LLC will reimburse an Acquired Portfolio for expenses of a Reorganization that exceed an Acquired Portfolio’s expense limitation set forth in its expense limitation agreement.

On the basis of the information provided to it and its evaluation of that information, the Board of EQ Trust, including the Independent Trustees, voted unanimously to approve each Reorganization Plan and to recommend that the shareholders of each Acquired Portfolio also approve, respectively, the Reorganization Plan.

Acquired Portfolios of VIP Trust. At a meeting of the Board of VIP Trust held on December 4-5, 2019, FMG LLC recommended that (1) the Aggressive Growth Portfolio, Growth Portfolio, Moderate Growth Portfolio, and Moderate Portfolio, each a series of VIP Trust, be reorganized into the All Asset Growth-Alt 20 Portfolio, a series of EQ Trust; (2) the Conservative Portfolio, a series of VIP Trust, be reorganized into the EQ/Conservative Allocation Portfolio, also a series of VIP Trust; (3) the Small Cap Growth Portfolio, a series of VIP Trust, be reorganized into the EQ/Morgan Stanley Small Cap Growth Portfolio, a series of EQ Trust; and (4) the Small Cap Value Portfolio, a series of VIP Trust, be reorganized into the 1290 VT Small Cap Value Portfolio, a series of EQ Trust.

FMG LLC noted that, in addition to regularly evaluating the performance of each portfolio of VIP Trust, it continually reviews the overall line-up of investment options and conducts in-depth analysis of its entire fund complex to provide recommendations to the Board to strengthen the fund complex’s line-up. FMG LLC stated that it was recommending the Reorganizations to streamline and strengthen the fund complex’s line-up and to address certain other developments with respect to each Acquired Portfolio, including limited prospects for future growth and/or the failure to attract sufficient Contractholder interest and thus achieve a more sustainable asset base.

FMG LLC noted that each Acquired Portfolio has a similar or identical investment objective as its corresponding Acquiring Portfolio. FMG LLC also noted that, while each Acquired and corresponding Acquiring Portfolio has its own set of investment strategies that differ in certain respects, the investment strategies of each Acquired and corresponding Acquiring Portfolio are similar or substantially similar, and that each Acquiring Portfolio will provide comparable exposure to the corresponding Acquired Portfolio following the proposed Reorganization, including as follows: (1) the Aggressive Growth Portfolio, Growth Portfolio, Moderate Growth Portfolio, and Moderate Portfolio all provide diversified exposure to equity securities, fixed income securities, and alternative investments (“asset classes”) through investments in other mutual funds managed by FMG LLC and exchange-traded funds, and invest according to an “asset allocation target” (with targeted equity exposure of 65%, 55%, 45%, and 35%, respectively) as does the All Asset Growth-Alt 20 Portfolio (with targeted equity exposure of 55%); (2) the Conservative Portfolio and the EQ/Conservative Allocation Portfolio both provide diversified exposure to fixed income securities primarily, and to equity securities to a more limited extent (each, with targeted equity exposure of 20%), and pursue their investment objectives by investing in other mutual funds managed by FMG LLC, and the Conservative Portfolio also invests in non-traditional (alternative) investments through investments in affiliated and unaffiliated mutual funds and exchange-traded funds, whereas the EQ/Conservative Allocation Portfolio does not; (3) the Small Cap Growth Portfolio and the EQ/Morgan Stanley

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Small Cap Growth Portfolio each invest (either indirectly or directly) at least 80% of their net assets in securities of small market capitalization companies and use a “growth” style to select investments, and the Small Cap Growth Portfolio, which pursues its investment objective by investing in other mutual funds managed by FMG LLC and in unaffiliated mutual funds and exchange-traded funds, invests approximately 70% of its assets in the EQ/Morgan Stanley Small Cap Growth Portfolio; and (4) the Small Cap Value Portfolio and the 1290 VT Small Cap Value Portfolio each invest (either indirectly or directly) at least 80% of their net assets in securities of small market capitalization companies and use a “value” style to select investments, and the Small Cap Value Portfolio, which pursues its investment objective by investing in other mutual funds managed by FMG LLC and in unaffiliated mutual funds and exchange-traded funds, invests approximately 60-70% of its assets in the 1290 VT Small Cap Value Portfolio. FMG LLC noted that, given each Acquired Portfolio’s failure to attract sufficient Contractholder interest as well as limited prospects for future growth, FMG LLC believes that it would be appropriate to reorganize each Acquired Portfolio into the corresponding Acquiring Portfolio. FMG LLC also noted that it believes the Reorganizations would be beneficial to the Contractholders invested in the Acquired Portfolios because the Reorganizations would provide a means by which Contractholders with amounts allocated to an Acquired Portfolio could pursue a similar or identical investment objective in the context of a larger fund with better growth prospects and the same or lower expenses.

In determining whether to approve the Reorganization Plan with respect to each Acquired Portfolio and recommend its approval to shareholders, the Board of VIP Trust, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) the potential benefits of each Reorganization to shareholders, including estimated lower total annual operating expenses (including acquired fund fees and expenses) for the fiscal year following the Reorganization by reorganizing each Acquired Portfolio into a corresponding Acquiring Portfolio with lower total annual operating expenses (including acquired fund fees and expenses) than each Acquired Portfolio (with the exception of the Reorganization of the Moderate Portfolio into the All Asset Growth-Alt 20 Portfolio, which is estimated to have the same total annual operating expenses (including acquired fund fees and expenses)) and greater potential to increase assets and thereby realize economies of scale in the Portfolio’s expenses and portfolio management fees as a result of asset growth; (2) comparisons of each Acquired Portfolio’s and its corresponding Acquiring Portfolio’s investment objectives, policies, strategies, restrictions, and risks; (3) the experience and qualifications of the Adviser, any sub-adviser, and key personnel managing each Acquiring Portfolio; (4) the effect of the Reorganization on an Acquired Portfolio’s annual operating expenses and shareholder fees and services, including a comparison of each Acquired Portfolio’s and its corresponding Acquiring Portfolio’s management fee and administration fee; (5) the relative historical performance records of the Portfolios; (6) any change in shareholder rights; (7) the direct or indirect federal income tax consequences of the Reorganizations to shareholders and Contractholders; (8) any fees or expenses that will be borne directly or indirectly by an Acquired Portfolio in connection with its respective Reorganization, including any costs to an Acquired Portfolio in repositioning its portfolio in anticipation of, or as a result of, its respective Reorganization; (9) the terms and conditions of the Reorganization Plan and whether a Reorganization would result in dilution of shareholder interests; (10) the potential benefits of the Reorganizations to other persons, including FMG LLC and its affiliates, as discussed below in the section entitled “Potential Benefits of the Reorganizations to FMG LLC and its Affiliates,” and (11) possible alternatives to the Reorganizations, including the potential benefits and detriments of maintaining the current structure.

In connection with the Board’s consideration of the proposed Reorganizations, the Independent Trustees requested, and FMG LLC provided to the Board, information regarding the factors set forth above as well as other information relating to the Reorganizations.

In reaching the decision to recommend approval of the Reorganizations, the Board, including the Independent Trustees, concluded that each Acquired Portfolio’s participation in its respective Reorganization is in its best interests and that the interests of existing shareholders of the Acquired Portfolio would not be diluted as a result of the Reorganization. The Board’s conclusion was based on a number of factors, including the following:

•

The Reorganizations will permit shareholders invested in each Acquired Portfolio to allocate amounts to a larger combined Portfolio that pursues a similar or identical investment objective, provides comparable exposure to the same or similar asset classes and/or strategies, and has better prospects for attracting

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additional assets and realizing a lower total annual operating expense ratio (including acquired fund fees and expenses) than the relevant Acquired Portfolio.

•

The total annual operating expense ratios for the Class IB or Class B shares, as applicable, of an Acquiring Portfolio are expected to be the same as, or lower than, those of the corresponding classes of shares of the corresponding Acquired Portfolio for the last fiscal year (restated to reflect current fees).

•

Each Portfolio is subject to an expense limitation agreement and in each case the agreed upon expense limitation for the Acquiring Portfolio’s Class IB or Class B shares is the same as or lower than that for the corresponding Acquired Portfolio’s corresponding class(es) of shares.

•	Following the Reorganizations, FMG LLC will continue to serve as the investment manager and administrator of each Acquiring Portfolio.

•

As a result of each Reorganization, each shareholder of an Acquired Portfolio would hold, immediately after the Closing Date, shares of the same class or a corresponding class of the applicable Acquiring Portfolio (as shown in the “Summary” above) having an aggregate value equal to the aggregate value of shares of the class of the Acquired Portfolio that were held by the shareholder as of the Closing Date

•

Each Reorganization will be effected on the basis of each participating Portfolio’s net asset value, which will be determined in connection with each Reorganization in accordance with each Trust’s normal valuation procedures, as applicable, which are identical for all of the Portfolios.

•	Shareholders will not pay sales charges in connection with the Reorganizations.

•

The Reorganizations are not expected to have any adverse tax results to Contractholders, as discussed further below under “Additional Information about the Reorganizations — Federal Income Tax Consequences of the Reorganizations.”

•	Each Portfolio has identical distribution, purchase and redemption procedures and identical exchange rights.

•

The Board’s consideration of potential conflicts of interest of FMG LLC in proposing the Reorganizations, as discussed further below under “Potential Benefits of the Reorganizations to FMG LLC and its Affiliates.”

•

The Acquired Portfolio involved in each Reorganization will bear the expenses of the Reorganization. However, FMG LLC will reimburse an Acquired Portfolio for expenses of a Reorganization that exceed an Acquired Portfolio’s expense limitation set forth in its expense limitation agreement.

On the basis of the information provided to it and its evaluation of that information, the Board of VIP Trust, including the Independent Trustees, voted unanimously to approve each Reorganization Plan and to recommend that the shareholders of each Acquired Portfolio also approve, respectively, the Reorganization Plan.

Potential Benefits of the Reorganizations to FMG LLC and its Affiliates

FMG LLC may realize benefits in connection with the Reorganizations. For example, the profitability from the fees payable to FMG LLC by an Acquiring Portfolio may be higher than the profits derived from the fees paid by the corresponding Acquired Portfolio. FMG LLC may further benefit to the extent a Reorganization would eliminate or reduce FMG LLC’s obligations under an expense limitation arrangement currently in effect for an Acquired Portfolio by reorganizing the Acquired Portfolio into a corresponding Acquiring Portfolio which is operating below its expense limitation or has a lower total expense ratio. In addition, in certain cases, FMG LLC owns a significant amount of shares of the Acquired or Acquiring Portfolios representing investment of seed money by FMG LLC to facilitate the operations of an Acquired or Acquiring Portfolio. A Reorganization may increase the size of a Portfolio such that FMG LLC could redeem shares that it holds in a Portfolio representing such seed money investments. Redeeming seed money from an Acquired or Acquiring Portfolio may enable FMG LLC to reduce its costs associated with providing seed capital and/or use the proceeds to provide seed money for other funds and products that it manages or is developing or realize other benefits. Furthermore, FMG is expected to experience and benefit from a number of efficiencies associated with the

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streamlining of the fund family. In considering whether to approve the proposed Reorganizations, the Boards recognized these potential benefits to and conflicts of interest of FMG LLC and its affiliates and concluded that the potential benefits of the proposed Reorganizations, including achieving lower or the same total operating expenses with improved prospects for attracting additional assets and lowering expenses, supported a decision to approve the Reorganizations.

Descriptions of Risk Factors

A Portfolio’s performance may be affected by one or more of the following risks, which are described in detail in Appendix B “More Information on Strategies and Risk Factors.” For ease of comparison, the principal risks are listed alphabetically, but for each Portfolio, the most significant principal risks are indicated with an asterisk (*).

Risks	EQ/Aggressive Growth Strategy Portfolio		Franklin Portfolio
Affiliated Portfolio Risk	X		X
Convertible Securities Risk			X
Credit Risk	X	*	X	*
Derivatives Risk	X		X
Distressed Companies Risk			X
Equity Risk	X	*	X	*
ETFs Risk	X
Foreign Securities Risk	X		X
Currency Risk			X
Emerging Markets Risk			X
Futures Contract Risk	X		X
Index Strategy Risk			X
Interest Rate Risk	X	*	X	*
Investment Grade Securities Risk	X		X
Large-Cap Company Risk	X		X
Leveraging Risk	X		X
Liquidity Risk			X
Loan Risk			X
Market Risk	X		X
Mid-Cap and Small-Cap Company Risk	X		X
Mortgage-Related and Other Asset-Backed Securities Risk	X		X
Non-Investment Grade Securities Risk	X		X
Portfolio Management Risk	X		X
Prepayment Risk and Extension Risk	X		X
Risks Related to Investments in Underlying Portfolios	X	*	X	*
Special Situations Risk			X
Volatility Management Risk	X	*	X	*

Risks	EQ/MFS Technology Portfolio		Technology II Portfolio
Equity Risk	X	*	X	*
Foreign Securities Risk	X		X
Currency Risk	X		X
Emerging Markets Risk	X		X
European Economic Risk	X		X
Geographic Concentration Risk	X		X
Investment Style Risk	X		X
Large-Cap Company Risk	X		X
Liquidity Risk	X	*	X	*
Market Risk	X		X
Mid-Cap and Small-Cap Company Risk	X		X
New Portfolio Risk	X		X
Non-Diversified Portfolio Risk	X	*	X	*
Portfolio Management Risk	X		X
Sector Risk	X	*	X	*
Securities Lending Risk	X		X
Technology Sector Risk	X	*	X	*

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Risks	1290 VT SmartBeta Equity Portfolio		Templeton Portfolio
Cash Management Risk			X
Credit Risk			X
Derivatives Risk			X	*
Equity Risk	X		X	*
ESG Considerations Risk	X	*
Foreign Securities Risk	X	*	X	*
Currency Risk	X		X
Emerging Markets Risk	X		X
Futures Contract Risk			X
Index Strategy Risk			X	*
Interest Rate Risk			X
Investment Strategy Risk	X
Investment Style Risk			X
Large-Cap Company Risk	X		X
Leveraging Risk			X
Liquidity Risk			X
Market Risk	X		X
Mid-Cap Company Risk	X	*	X
Multiple Sub-Adviser Risk			X
Portfolio Management Risk	X		X
Quantitative Investing Risk	X	*
Sector Risk	X	*	X
Securities Lending Risk	X		X
Short Position Risk			X
Small-Cap Company Risk	X	*
Volatility Management Risk			X	*

Risks	EQ/Capital Guardian Research Portfolio		UBS Portfolio
Dividend Risk			X	*
Equity Risk	X	*	X	*
Foreign Securities Risk	X
Currency Risk	X
Investment Style Risk			X
Large-Cap Company Risk	X	*	X	*
Market Risk	X	*	X
Mid-Cap and Small-Cap Company Risk	X
Portfolio Management Risk	X	*	X	*
Sector Risk	X	*	X	*
Securities Lending Risk	X		X

Risks	EQ/Janus Enterprise Portfolio		Mid Cap Growth Portfolio
Derivatives Risk	X
Equity Risk	X	*	X	*
Foreign Securities Risk	X	*
Currency Risk	X
Emerging Markets Risk	X
Index Strategy Risk			X	*
Investment Style Risk	X	*	X	*
Market Risk	X		X
Mid-Cap Company Risk	X	*	X	*
Multiple Sub-Adviser Risk			X
Portfolio Management Risk	X		X
Real Estate Investing Risk	X
Sector Risk	X	*	X	*
Securities Lending Risk	X		X
Small-Cap Company Risk			X	*

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Risks	EQ/American Century Mid Cap Value Portfolio		Mid Cap Value Portfolio
Equity Risk	X	*	X	*
Index Strategy Risk			X	*
Investment Style Risk	X	*	X	*
Foreign Securities Risk	X	*
Currency Risk	X
European Economic Risk	X
Geographic Concentration Risk	X
Initial Public Offering (“IPO”) Risk	X
Market Risk	X		X
Mid-Cap Company Risk	X	*	X	*
Multiple Sub-Adviser Risk			X
New Portfolio Risk	X
Portfolio Management Risk	X		X
Real Estate Investing Risk			X	*
Sector Risk	X	*	X
Securities Lending Risk	X		X
Small-Cap Company Risk			X	*

Risks	All Asset Growth- Alt 20 Portfolio		Aggressive Growth Portfolio		Growth Portfolio		Moderate Growth Portfolio		Moderate Portfolio
Affiliated Portfolio Risk	X		X		X		X		X
Alternative Investment Risk	X	*	X	*	X	*	X	*	X	*
Asset Allocation Risk	X		X		X		X		X
Commodity ETF Risk	X
Convertible Securities Risk	X		X		X		X		X
Credit Risk	X	*	X	*	X	*	X	*	X	*
Derivatives Risk	X		X		X		X		X
Energy Sector Risk	X
Equity Risk	X	*	X	*	X	*	X	*	X	*
Foreign Securities Risk	X		X		X		X		X
Currency Risk	X		X		X		X		X
Emerging Markets Risk	X		X		X		X		X
Futures Contract Risk			X		X		X		X
Government Securities Risk			X		X		X		X
Inflation-Indexed Bonds Risk	X		X		X		X		X
Infrastructure Sector Risk	X
Interest Rate Risk	X	*	X	*	X	*	X	*	X	*
Investment Grade Securities Risk	X		X		X		X		X
Large-Cap Company Risk	X		X		X		X		X
Leveraging Risk	X		X		X		X		X
Liquidity Risk			X		X		X		X
Loan Risk			X		X		X		X
Market Risk	X		X		X		X		X
Mid-Cap, Small-Cap and Micro-Cap Company Risk	X		X		X		X		X
Money Market Risk			X		X		X		X
Natural Resources Sector Risk	X
Non-Investment Grade Securities Risk	X		X		X		X		X
Portfolio Management Risk	X		X		X		X		X
Prepayment Risk and Extension Risk	X		X		X		X		X
Real Estate Investing Risk	X
Redemption Risk			X		X		X		X
Risks Related to Investments in Underlying Portfolios and Underlying ETFs	X	*	X	*	X	*	X	*	X	*
Sector Risk			X		X		X		X
Securities Lending Risk	X
Special Situations Risk	X
Variable and Floating Rate Securities Risk			X		X		X		X

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Risks	EQ/Conservative Allocation Portfolio		Conservative Portfolio
Affiliated Portfolio Risk	X		X
Alternative Investment Risk			X	*
Asset Allocation Risk	X		X
Convertible Securities Risk			X
Credit Risk	X	*	X	*
Derivatives Risk	X		X
Equity Risk	X	*	X	*
Foreign Securities Risk	X		X
Currency Risk			X
Emerging Markets Risk			X
Futures Contract Risk	X		X
Government Securities Risk			X
Inflation-Indexed Bonds Risk			X
Interest Rate Risk	X	*	X	*
Investment Grade Securities Risk	X		X
Large-Cap Company Risk	X		X
Leveraging Risk	X		X
Liquidity Risk			X
Loan Risk			X
Market Risk	X		X
Micro-Cap Company Risk			X
Mid-Cap and Small-Cap Company Risk	X		X
Money Market Risk			X
Non-Investment Grade Securities Risk	X		X
Portfolio Management Risk	X		X
Prepayment Risk and Extension Risk			X
Redemption Risk	X		X
Risks of Investing in Underlying Portfolios	X	*	X	*
Risks Related to Investments in Underlying ETFs			X	*
Sector Risk			X
Variable and Floating Rate Securities Risk			X
Volatility Management Risk	X	*

Risks	EQ/Morgan Stanley Small Cap Growth Portfolio		Small Cap Growth Portfolio
Affiliated Portfolio Risk			X
Alternative Investment Risk			X
Convertible Securities Risk	X
Derivatives Risk	X		X
Equity Risk	X	*	X	*
ETFs Risk / Risks Related to Investments in Underlying ETFs	X		X	*
Foreign Securities Risk	X		X
Currency Risk	X		X
Emerging Markets Risk	X		X
Futures Contract Risk			X
Index Strategy Risk	X	*
Investment Style Risk	X	*	X	*
Large Shareholder Risk	X
Leveraging Risk			X
Market Risk	X		X
Micro-Cap Company Risk			X	*
Multiple Sub-Adviser Risk	X
Portfolio Management Risk	X		X	*
Portfolio Turnover Risk	X
Preferred Stock Risk	X
Privately Placed and Other Restricted Securities Risk	X
Risks Related to Investments in Underlying Portfolios			X	*
Sector Risk	X	*
Securities Lending Risk	X
Small-Cap Company Risk	X	*	X	*

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Risks	1290 VT Small Cap Value Portfolio		Small Cap Value Portfolio
Affiliated Portfolio Risk			X
Alternative Investment Risk			X
Cash Management Risk	X
Convertible Securities Risk	X
Derivatives Risk			X
Energy Sector Risk	X	*
Equity Risk	X	*	X	*
ETFs Risk / Risks Related to Investments in Underlying ETFs	X		X	*
Foreign Securities Risk	X		X
Currency Risk	X		X
Emerging Markets Risk	X		X
Futures Contract Risk			X
Index Strategy Risk	X	*
Investment Style Risk	X	*	X	*
Leveraging Risk			X
Liquidity Risk	X	*
Market Risk	X		X
Micro-Cap Company Risk			X	*
Multiple Sub-Adviser Risk	X
Portfolio Management Risk	X		X	*
Real Estate Investing Risk	X
Risks Related to Investments in Underlying Portfolios			X	*
Sector Risk	X
Securities Lending Risk	X
Small-Cap Company Risk	X	*	X	*
Special Situations Risk	X

Affiliated Portfolio Risk (Aggressive Growth Portfolio, Conservative Portfolio, Growth Portfolio, Moderate Growth Portfolio, Moderate Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio):    The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Underlying Portfolios and Underlying ETFs because it (and in certain cases its affiliates) earn fees for managing and administering the affiliated Underlying Portfolios, but not the unaffiliated Underlying Portfolios or Underlying ETFs. In addition, the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various affiliated Underlying Portfolios because the revenue it receives from some of the affiliated Underlying Portfolios is higher than the revenue it receives from other affiliated Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain affiliated Underlying Portfolios, its affiliates are responsible for sub-advising, the affiliated Underlying Portfolios.

Affiliated Portfolio Risk (All Asset Growth-Alt 20 Portfolio):    The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Underlying Portfolios and Underlying ETFs because it (and in certain cases its affiliates) earn fees for managing and administering the Underlying Portfolios, but not the Underlying ETFs. In addition, the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

Affiliated Portfolio Risk (Franklin Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/Conservative Allocation Portfolio):    The Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. The Portfolio invests in affiliated Underlying Portfolios; unaffiliated Underlying Portfolios generally are not considered for investment.

Alternative Investment Risk:    To the extent the Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in alternative investments, it will be subject to the risks associated with such investments.

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Alternative investments may involve a different approach to investing than do traditional investments (such as equity or fixed income investments) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax considerations than traditional investments. The use of alternative investments may not achieve the desired effect and may result in losses to the Portfolio.

Cash Management Risk (Templeton Portfolio):    Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure, and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Cash Management Risk (1290 VT Small Cap Value Portfolio):    The Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure, and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Commodity ETF Risk:    Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

Convertible Securities Risk:    A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk:    The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Derivatives Risk:    The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset

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value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Distressed Companies Risk:    Debt obligations of distressed companies typically are unrated, lower-rated or close to default. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility, and it may be difficult to value such securities. The Portfolio may lose a substantial portion or all of its investment in such securities. If the issuer of a security held by the Portfolio defaults, the Portfolio may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults.

Dividend Risk:    There is no guarantee that the companies in which the Portfolio invests will pay dividends in the future or that dividends, if paid, will remain at current levels or increase over time.

Energy Sector Risk:    The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

Equity Risk:    In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ESG Considerations Risk:    Consideration of environmental, social and governance (“ESG”) factors in the investment process may limit the types and number of investment opportunities available to the Portfolio, and therefore carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not consider ESG factors. The integration of ESG considerations may affect the Portfolio’s exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market.

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ETFs Risk:    The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk:    Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:    Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk:    Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

European Economic Risk:    The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s

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investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk:    To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Futures Contract Risk:    The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Government Securities Risk:    Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Index Strategy Risk:    The Portfolio (or a portion thereof) employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Inflation-Indexed Bonds Risk:    Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Portfolio may have no income at all from such investments.

Infrastructure Sector Risk:    Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital

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construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

Initial Public Offering (“IPO”) Risk:    Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At times, the Portfolio may not be able to invest in securities issued in IPOs or invest to the extent desired. To the extent the Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on portfolios with small asset bases. The impact of IPOs on the Portfolio’s performance will likely decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s returns.

Interest Rate Risk:    Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Investment Grade Securities Risk:    Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Investment Strategy Risk:    The market may reward certain investment characteristics for a period of time and not others. The returns for a specific investment characteristic may vary significantly relative to other characteristics and may increase or decrease significantly during different phases of a market cycle. A Portfolio comprised of stocks intended to reduce exposure to uncompensated risk may not necessarily be less sensitive to a change in the broad market price level and may not accurately estimate the risk/return outcome of stocks. Portfolio investments may exhibit higher volatility than expected or underperform the markets. The Portfolio’s strategy may result in the Portfolio underperforming the general securities markets, particularly during periods of strong positive market performance.

Investment Style Risk (Growth-Oriented):    The Portfolio may use a particular style or set of styles — in this case, a “growth” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Investment Style Risk (Value-Oriented):    The Portfolio may use a particular style or set of styles — in this case, a “value” style — to select investments. A particular style may be out of favor or may not produce the best results over short or longer time periods. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

Large-Cap Company Risk:    Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their

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market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Large Shareholder Risk:    A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and its affiliates or other large shareholders, including primarily insurance company separate accounts. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by affiliates of the Adviser. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance, and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its affiliates also may be subject to conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio.

Leveraging Risk:    When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Liquidity Risk:    From time to time, there may be little or no active trading market for a particular investment in which the Portfolio may invest or is invested. In such a market, the value of such an investment and the Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Loan Risk:    Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered

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“securities,” and purchasers, such as the Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Portfolio invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Market Risk:    The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap Company Risk:    Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.

Money Market Risk:    Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Money market funds are subject to specific rules that affect the manner in which money market funds are structured and operated and may impact a money market fund’s expenses, operations, returns and liquidity.

Mortgage-Related and Other Asset-Backed Securities Risk:    Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of

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prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

Multiple Sub-Adviser Risk:    To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Natural Resources Sector Risk:    The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

New Portfolio Risk:    The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Non-Diversified Portfolio Risk (EQ/MFS Technology Portfolio, Technology II Portfolio):    The Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Portfolio’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Non-Investment Grade Securities Risk:    Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Portfolio Management Risk:    The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or

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decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk:    High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Preferred Stock Risk:    Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Prepayment Risk and Extension Risk:    Prepayment risk is the risk that the issuer of a security held by the Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Privately Placed and Other Restricted Securities Risk:    Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Difficulty in selling securities may result in a loss or be costly to the Portfolio. The risk that securities may not be sold for the price at which the Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Portfolio’s net asset value.

Quantitative Investing Risk:    The success of the Portfolio’s investment strategy depends largely on the effectiveness of the Portfolio’s quantitative model for screening securities for investment by the Portfolio. The portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Data for some companies may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. The Portfolio’s securities selection can be adversely affected if it relies on erroneous or outdated data or flawed models or computer systems. As a result, the Portfolio may have a lower return than if it were managed using a fundamental analysis or an index-based strategy that did not incorporate quantitative analysis.

Real Estate Investing Risk:    Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand,

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general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Redemption Risk:    The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risks Related to Investments in Underlying ETFs:    The Portfolio’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet

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their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.

Risks Related to Investments in Underlying Portfolios:    The Portfolio’s shareholders will indirectly bear fees and expenses paid by the Underlying Portfolios in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios, as well as the ability of the Underlying Portfolios to generate favorable performance. The Underlying Portfolios’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio, which will vary.

Sector Risk (Technology II Portfolio and EQ/MFS Technology Portfolio):    To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Sector Risk:    From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk:    The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk:    The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure.

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Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

Small-Cap and Micro-Cap Company Risk:    Small-cap and micro-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Portfolio’s ability to purchase or sell these securities. In general, these risks are greater for micro-cap companies than for small-cap companies.

Special Situations Risk:    The Portfolio may seek to benefit from “special situations,” such as mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Portfolio would lose money. It is also possible that the transaction may not be completed as anticipated or may take an excessive amount of time to be completed, in which case the Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. In some circumstances, the securities purchased may be illiquid making it difficult for the Portfolio to dispose of them at an advantageous price.

Technology Sector Risk:    The value of the shares of a Portfolio that invests primarily in technology companies is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

Variable and Floating Rate Securities Risk:    The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities may be subject to greater liquidity risk than other debt securities.

Volatility Management Risk (Templeton Portfolio):    The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility

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management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Volatility Management Risk (EQ/Aggressive Growth Strategy Portfolio, EQ/Conservative Allocation Portfolio, and Franklin Portfolio):    The Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that may employ various volatility management techniques or make short-term adjustments to their asset mix (such as by using futures and options to manage equity exposure). Although these actions are intended to reduce the overall risk of investing in an Underlying Portfolio, they may not work as intended and may result in losses by an Underlying Portfolio, and in turn, the Portfolio, or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when an Underlying Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser to the Underlying Portfolios uses proprietary modeling tools to implement the volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose an Underlying Portfolio, and in turn, the Portfolio, to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose an Underlying Portfolio, and in turn, the Portfolio, to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s other investments. Any one or more of these factors may prevent an Underlying Portfolio from achieving the intended

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volatility management or could cause an Underlying Portfolio, and in turn, the Portfolio, to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit an Underlying Portfolio’s, and thus the Portfolio’s, participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in an Underlying Portfolio, may result in underperformance by an Underlying Portfolio. For example, if an Underlying Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Underlying Portfolio may forgo some of the returns that can be associated with periods of rising equity values. An Underlying Portfolio’s performance, and therefore the Portfolio’s performance, may be lower than similar funds where volatility management techniques are not used. In addition, volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Underlying Portfolio as an investment option in their products.

Federal Income Tax Consequences of the Reorganizations

Taxable Reorganizations. It is anticipated that the Reorganizations of the Templeton Portfolio into the 1290 VT SmartBeta Equity Portfolio, the Aggressive Growth Portfolio, Growth Portfolio, Moderate Growth Portfolio, and Moderate Portfolio into the All Asset Growth-Alt 20 Portfolio, and the Conservative Portfolio into the EQ/Conservative Allocation Portfolio will not qualify, for federal income tax purposes, as tax-free reorganizations. As a result, gain or loss will be recognized by each of those Acquired Portfolios on the transfer of its assets to the corresponding Acquiring Portfolio (or, in the cases of certain of those Acquired Portfolios, on the disposition of its securities holdings) and by its shareholders, but no gain or loss will be recognized by the Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in shares of those Acquired Portfolios. In addition, pursuant to each such Reorganization, (1) each such shareholder’s (a) adjusted basis for federal income tax purposes (“basis”) in the Acquiring Portfolio Shares it receives in the Reorganization will be the fair market value thereof at the time the Reorganization is consummated (“Effective Time”) and (b) holding period for those Acquiring Portfolio Shares will begin on the following day, and (2) the Acquiring Portfolio’s (a) basis in the Transferred Assets it receives will be the fair market value thereof at the Effective Time and (b) holding period for those Transferred Assets will begin on the following day.

Tax-free Reorganizations. The Reorganizations of the Franklin Portfolio into the EQ/Aggressive Growth Strategy Portfolio, the Mid Cap Growth Portfolio into the EQ/Janus Enterprise Portfolio, the Mid Cap Value Portfolio into the EQ/American Century Mid Cap Value Portfolio, the Technology II Portfolio into the EQ/MFS Technology Portfolio, the UBS Portfolio into the EQ/Capital Guardian Research Portfolio, the Small Cap Growth Portfolio into the EQ/Morgan Stanley Small Cap Growth Portfolio, and the Small Cap Value Portfolio into the 1290 VT Small Cap Value Portfolio each is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(D) of the Code. As a condition to consummation of each such Reorganization, the Trust will receive an opinion from K&L Gates LLP (“Counsel”), with respect to the Reorganization and the Portfolios participating therein and their shareholders, substantially to the effect that — based on the facts and assumptions stated therein and conditioned on certain representations of the Trust being true and complete at the Effective Time and consummation of the Reorganization in accordance with the applicable Reorganization Plan and applicable Reorganization Agreement (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that Counsel has not approved) — for federal income tax purposes:

(1) the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(D) of the Code), and each Portfolio will be a “party to a reorganization” (within the meaning of section 368(b) of the Code);

(2) neither Portfolio will recognize any gain or loss on the Reorganization;

(3) an Acquired Portfolio shareholder will not recognize any gain or loss on the exchange of its Acquired Portfolio Shares for Acquiring Portfolio Shares;

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(4) an Acquired Portfolio shareholder’s aggregate basis in the Acquiring Portfolio Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Portfolio Shares it actually or constructively surrenders in exchange for those Acquiring Portfolio Shares, and its holding period for those Acquiring Portfolio Shares will include, in each instance, its holding period for those Acquired Portfolio Shares, provided the shareholder holds the latter as capital assets at the Effective Time; and

(5) the Acquiring Portfolio’s basis in each Transferred Asset the Acquired Portfolio transfers to it will be the same as the Acquired Portfolio’s basis therein immediately before the Reorganization, and the Acquiring Portfolio’s holding period for each such asset will include the Acquired Portfolio’s holding period therefor (except where the Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an asset’s holding period).

Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of a Reorganization on the Portfolios participating therein or the participating Acquired Portfolio’s shareholders with respect to any Transferred Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

As a result of a tax-free Reorganization, the participating Acquiring Portfolio will succeed to certain tax attributes of the corresponding Acquired Portfolio, except that the amount of the latter’s accumulated capital loss carryovers that the former may use to offset capital gains it recognizes after its Reorganization will be subject to an annual limitation under sections 382 and 383 of the Code. An Acquiring Portfolio may carry over to (and use in, subject to the sections 382/383 limitation) subsequent taxable years capital losses the corresponding Acquired Portfolio incurred, including any net capital loss that Acquired Portfolio sustains during its taxable year ending at the Effective Time and any net unrealized built-in loss that Acquired Portfolio has on that date, for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

In general, the sections 382/383 limitation applicable to an Acquiring Portfolio for each taxable year will equal the sum of (1) the product of the net asset value of the corresponding Acquired Portfolio as of the Effective Time multiplied by the “long-term tax-exempt rate” (which is a market-based rate published by the Internal Revenue Service (“Service”) each month, 1.63% as of February 2020) for the month in which the Effective Time occurs plus (2) the amount of any net unrealized built-in gain of that Acquired Portfolio as of the Effective Time that it recognizes in any taxable year all or part of which is in the period through the fifth anniversary of the Effective Time (as long as the amount of that net unrealized built-in gain is greater than the lesser of (i) 15% of that net asset value or (ii) $10,000,000). The annual limitation will be proportionately reduced for the portion of an Acquiring Portfolio’s current taxable year after the Effective Time and for any subsequent short taxable year.

Both Types of Reorganizations. Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in Acquired Portfolio Shares will not recognize any gain or loss as a result of the Reorganizations, whether such Reorganizations are taxable or tax-free. If an Acquired Portfolio sells securities before its Reorganization, it may recognize gains or losses (which losses could be significant) on those sales. Any net gains recognized on those sales would increase the amount of any distribution the Acquired Portfolio must make to its shareholders before consummating its Reorganization.

The Trust has not sought a tax ruling from the Service but instead is acting in reliance on the opinion of Counsel discussed above. That opinion is not binding on the Service or the courts and does not preclude the Service from adopting a contrary position. Contractholders are urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign and other taxes.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Management of EQ Trust and VIP Trust

This section provides information about the Trusts, the Adviser, and the Sub-Advisers for the Portfolios of the Trusts involved in the Reorganizations.

EQ Trust

EQ Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board is responsible for the overall management of EQ Trust and its Portfolios. EQ Trust issues shares of beneficial interest that are currently divided among one hundred and nine (109) Portfolios, fifty-five (55) of which are authorized to issue Class IA, Class IB and Class K shares, fifty (50) of which are authorized to issue Class IB and Class K shares, and four (4) of which are authorized to issue Class K shares. This Combined Proxy Statement/Prospectus describes the Class IA, Class IB and Class K shares of the EQ/Janus Enterprise Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, and Templeton Portfolio; the Class IA and Class IB shares of the Franklin Portfolio; the Class IB and Class K shares of the 1290 VT SmartBeta Equity Portfolio and EQ/American Century Mid Cap Value Portfolio; and the Class IB shares of the 1290 VT Small Cap Value Portfolio, All Asset Growth-Alt 20 Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, Technology II Portfolio, EQ/MFS Technology Portfolio, and UBS Portfolio.

VIP Trust

VIP Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board is responsible for the overall management of VIP Trust and its Portfolios. VIP Trust issues shares of beneficial interest that are currently divided among eighteen (18) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Combined Proxy Statement/Prospectus describes the Class A and Class B shares of the Small Cap Growth Portfolio and Small Cap Value Portfolio; and the Class B shares of the Aggressive Growth Portfolio, Conservative Portfolio, Growth Portfolio, Moderate Growth Portfolio, Moderate Portfolio, and EQ/Conservative Allocation Portfolio.

The Adviser

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, is the Adviser to each Acquired Portfolio and each Acquiring Portfolio. FMG LLC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and serves as a CPO with respect to certain portfolios of EQ Trust, including the Templeton Portfolio; however, FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to each other Acquired Portfolio and Acquiring Portfolio. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is a wholly owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”). AXA Equitable is an indirect wholly-owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. FMG LLC serves as the investment adviser to mutual funds and other pooled investment vehicles and had approximately $115.6 billion in assets under management as of December 31, 2019. The Adviser has a variety of responsibilities for the general management and administration of the Trusts and the Portfolios.

With respect to the All Asset Growth- Alt 20 Portfolio, EQ/Aggressive Growth Strategy Portfolio, Franklin Portfolio, Aggressive Growth Portfolio, Conservative Portfolio, Growth Portfolio, Moderate Growth Portfolio, Moderate Portfolio, EQ/Conservative Allocation Portfolio, Small Cap Growth Portfolio, and Small Cap Value Portfolio, the Adviser is responsible for the day-to-day management of a Portfolio and for determining the asset mix and/or asset allocation range for a Portfolio, as applicable, and ensuring that the allocations are consistent with the guidelines that have been approved by the applicable Board.

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Within the asset allocation range for the All Asset Growth- Alt 20 Portfolio, Aggressive Growth Portfolio, Conservative Portfolio, Growth Portfolio, Moderate Growth Portfolio, Moderate Portfolio, EQ/Conservative Allocation Portfolio, Small Cap Growth Portfolio, and Small Cap Value Portfolio, the Adviser will periodically establish specific percentage targets for each asset class and asset category, as applicable, and identify the specific Underlying Portfolios and/or Underlying ETFs, as applicable, to be held by a Portfolio using the Adviser’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios and/or Underlying ETFs, as applicable, as well as the Adviser’s outlook for the economy and financial markets. The Adviser also will rebalance a Portfolio’s holdings through its selection of Underlying Portfolios and/or Underlying ETFs, as applicable, as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its asset allocation range and/or target investment percentages, as applicable.

Within the asset allocation range for the EQ/Aggressive Growth Strategy Portfolio, the Adviser will periodically establish specific percentage targets for each asset class and identify the specific Underlying Portfolios to be held by the Portfolio, including the portion of the Portfolio’s assets to invest in the volatility management strategy. Percentage targets are established and Underlying Portfolios are identified using the Adviser’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes and Underlying Portfolios, as well as the Adviser’s outlook for the economy and financial markets. The Adviser also will rebalance the Portfolio’s holdings through its selection of Underlying Portfolios as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its asset allocation range.

The Adviser will rebalance the Franklin Portfolio’s holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocation.

The Adviser may be subject to potential conflicts of interest in selecting Underlying Portfolios and Underlying ETFs because it (and in certain cases its affiliates) earn fees for managing and administering the affiliated Underlying Portfolios, but not the unaffiliated Underlying Portfolios or Underlying ETFs. In addition, the Adviser may be subject to potential conflicts of interest in selecting affiliated Underlying Portfolios because the revenue it receives from some of the affiliated Underlying Portfolios is higher than the revenue it receives from other affiliated Underlying Portfolios.

With respect to the 1290 VT Small Cap Value Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Janus Enterprise Portfolio, EQ/MFS Technology Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Technology II Portfolio, Templeton Portfolio, and UBS Portfolio, the Adviser provides or oversees the provision of all investment advisory, portfolio management, and administrative services to these Portfolios. The Adviser has supervisory responsibility for the management and investment of these Portfolios’ assets and develops the investment objectives and investment policies for these Portfolios. The Adviser also has full discretion to make all determinations with respect to the investment of these Portfolios’ assets. As further discussed below, the Adviser’s management responsibilities include the selection and monitoring of Sub-Advisers.

With respect to the 1290 VT Small Cap Value Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, and Templeton Portfolio (“Hybrid Portfolios”), in addition to its managerial responsibilities, the Adviser is responsible for determining the allocation of assets between actively and passively managed portions of the Portfolios, developing and overseeing the proprietary research model used to manage the portions of the Portfolios, and ensuring that asset allocations are consistent with the guidelines that have been approved by the Board. With respect to certain of the Hybrid Portfolios, the Adviser also is responsible for developing and overseeing the proprietary research model used to manage the equity exposure of the Portfolios.

The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to EQ Trust’s Board.

The Adviser selects Sub-Advisers to manage a sub-advised Portfolio’s assets by utilizing a due diligence process covering a number of key factors which include, but are not limited to, the Sub-Adviser’s reputation,

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organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other Sub-Advisers (if any) retained for other allocated portions of the Portfolio.

The Adviser plays an active role in monitoring a Portfolio (or portion thereof) and Sub-Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Adviser also monitors each Sub-Adviser’s portfolio management team to determine whether its investment activities remain consistent with a Portfolio’s (or portion thereof’s) investment style and objectives. Beyond performance analysis, the Adviser monitors significant changes that may impact a Sub-Adviser’s overall business. The Adviser monitors continuity in each Sub-Adviser’s operations and changes in investment personnel and senior management. The Adviser performs due diligence reviews with each Sub-Adviser no less frequently than annually.

The Adviser obtains detailed, comprehensive information concerning Portfolio (or portion thereof) and Sub-Adviser performance and Portfolio (or portion of thereof) operations that is used to supervise and monitor a Sub-Adviser and Portfolio (or portion thereof) operations. The Adviser has a dedicated team responsible for conducting ongoing investment reviews with each Sub-Adviser and for developing the criteria by which Portfolio (or portion thereof) performance is measured.

The Adviser selects Sub-Advisers from a pool of candidates, including its affiliates, to manage the Portfolios (or portions thereof). The Adviser may hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of EQ Trust’s Board. The Adviser also may allocate a Portfolio’s assets to additional Sub-Advisers subject to the approval of EQ Trust’s Board and has discretion to allocate a Portfolio’s assets among a Portfolio’s current Sub-Advisers. The Adviser recommends Sub-Advisers for a Portfolio to EQ Trust’s Board based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Adviser does not expect to recommend frequent changes of Sub-Advisers.

If the Adviser hires, terminates or replaces a Sub-Adviser to a Portfolio or adjusts the asset allocation among Sub-Advisers in a Portfolio the affected Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Sub-Adviser(s). A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions may be implemented before or after the effective date of the new Sub-Adviser’s appointment as a sub-adviser to the Portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, as described in “Comparative Performance Information” above, the past performance of a Portfolio is not an indication of future performance. This may be particularly true for any Portfolio that has undergone Sub-Adviser changes and/or changes to its investment objectives or policies.

The Adviser has received an exemptive order from the SEC to permit it and the Board to hire, terminate and replace Sub-Advisers and to amend the sub-advisory agreements between the Adviser and the Sub-Advisers without obtaining shareholder approval. Accordingly, the Adviser is able, subject to the approval of the Trusts’ Boards, to hire, terminate and replace Sub-Advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new Sub-Adviser is retained for a Portfolio, shareholders will receive notice of such action. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser (as that term is defined in the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein, L.P., unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected Portfolio’s shareholders. An amendment to an investment advisory agreement between FMG LLC and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Portfolio will also be submitted to shareholders for approval.

A committee of FMG LLC investment personnel manages the All Asset Growth-Alt 20 Portfolio, EQ/Aggressive Growth Strategy Portfolio, Franklin Portfolio, Aggressive Growth Portfolio, Conservative Portfolio, Growth Portfolio, Moderate Growth Portfolio, Moderate Portfolio, EQ/Conservative Allocation Portfolio, Small Cap Growth Portfolio, and Small Cap Value Portfolio. The committee includes Messrs. Kozlowski, Chan and

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Poutas and Ms. Hu for the All Asset Growth-Alt 20 Portfolio, EQ/Aggressive Growth Strategy Portfolio, Franklin Portfolio, Aggressive Growth Portfolio, Conservative Portfolio, Growth Portfolio, Moderate Growth Portfolio, Moderate Portfolio, Small Cap Growth Portfolio, and Small Cap Value Portfolio. The committee includes Messrs. Kozlowski, Chan and Poutas for the EQ/Conservative Allocation Portfolio.

A committee of FMG LLC investment personnel is primarily responsible for (i) selecting, monitoring and overseeing the Sub-Adviser(s) for the 1290 VT Small Cap Value Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Janus Enterprise Portfolio, EQ/MFS Technology Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Technology II Portfolio, Templeton Portfolio, and UBS Portfolio; (ii) determining the allocation of assets between the actively and passively managed portions of and developing and overseeing the proprietary modeling tools used to manage the portions of the 1290 VT Small Cap Value Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, and Templeton Portfolio and ensuring that asset allocations are consistent with the guidelines that have been approved by EQ Trust’s Board; and (iii) developing and overseeing the proprietary modeling tools used to manage the equity exposure for the Templeton Portfolio. The committee members also perform other duties for portfolios not described in this Combined Proxy Statement/Prospectus. The committee includes Messrs. Kozlowski and Chan for the 1290 VT Small Cap Value Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Janus Enterprise Portfolio, EQ/MFS Technology Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Technology II Portfolio, and UBS Portfolio. The committee includes Messrs. Kozlowski, Chan and Poutas and Ms. Hu for the Templeton Portfolio.

Kenneth T. Kozlowski, CFP®, ChFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for each Portfolio since its inception.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable.

Xavier Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and as Lead Director of AXA Equitable since October 2018. From October 2013 to September 2018 he was a Senior Director, and from November 2008 to September 2013 he was a Director, of AXA Equitable. He joined FMG LLC in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds managed by FMG LLC.

Miao Hu, CFA® has served as an Assistant Portfolio Manager of FMG LLC since April 2016. She has served as a Director of Portfolio Analytics of FMG LLC since December 2014. She joined AXA Equitable as a Lead Manager in November 2013. Prior to joining FMG LLC, she was an Associate Content Manager at FactSet from January 2012 to November 2013.

Management and Administrative Fees

Each Portfolio pays a fee to FMG LLC for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Adviser received from each Portfolio in 2019 for managing the Portfolio and the rate of the management fees waived by the Adviser in

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2019 in accordance with the provisions of the Expense Limitation Arrangement, as defined below, between the Adviser and the respective Trust with respect to each Portfolio.

	Annual Rate Received All Classes	Rate of Fees Waived and Expenses Reimbursed
Acquiring Portfolios		Class IA	Class IB	Class K	Class A	Class B
1290 VT Small Cap Value Portfolio	0.80%	—	(0.10)%	—	—	—
1290 VT SmartBeta Equity Portfolio	0.70%	—	(0.33)%	(0.34)%	—	—
All Asset Growth-Alt 20 Portfolio	0.10%	—	0.00%	—	—	—
EQ/Aggressive Growth Strategy Portfolio	0.10%	—	0.00%	—	—	—
EQ/American Century Mid Cap Value Portfolio	0.90%	—	(0.33)%	(0.33)%	—	—
EQ/Capital Guardian Research Portfolio	0.65%	—	(0.06)%	—	—	—
EQ/Janus Enterprise Portfolio	0.69%	(0.02)%	(0.02)%	(0.02)%	—	—
EQ/MFS Technology Portfolio	0.75%	—	(0.02)%	—	—	—
EQ/Morgan Stanley Small Cap Growth Portfolio	0.80%	—	(0.09)%	—	—	—
EQ/Conservative Allocation Portfolio	0.10%	—	—	—	—	(0.04)%
EQ/Franklin Templeton Allocation Managed Volatility Portfolio	0.05%	0.00%	0.00%	—	—	—
EQ/MFS Technology II Portfolio	0.85%	—	(0.13)%	—	—	—
EQ/Templeton Global Equity Managed Volatility Portfolio	0.72%	(0.04)%	(0.04)%	(0.04)%	—	—
EQ/UBS Growth and Income Portfolio	0.75%	—	(0.15)%	—	—	—
Multimanager Mid Cap Growth Portfolio	0.80%	(0.21)%	(0.21)%	(0.21)%	—	—
Multimanager Mid Cap Value Portfolio	0.80%	(0.22)%	(0.22)%	(0.22)%	—	—
CharterSM Aggressive Growth Portfolio	0.15%	—	—	—	—	(2.44)%
CharterSM Conservative Portfolio	0.15%	—	—	—	—	(0.53)%
CharterSM Growth Portfolio	0.15%	—	—	—	—	(1.09)%
CharterSM Moderate Growth Portfolio	0.15%	—	—	—	—	(0.64)%
CharterSM Moderate Portfolio	0.15%	—	—	—	—	(0.62)%
CharterSM Small Cap Growth Portfolio	0.15%	—	—	—	(0.08)%	(0.08)%
CharterSM Small Cap Value Portfolio	0.15%	—	—	—	(0.02)%	(0.02)%

The following table shows the current contractual rate of the management fee (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolios listed in the table, which are subject to contractual management fee rates that changed effective October 1, 2019, during the last fiscal year.

Acquiring Portfolios	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
1290 VT Small Cap Portfolio	0.800%	0.750%	0.725%	0.700%	0.675%
1290 VT SmartBeta Equity Portfolio	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/American Century Mid Cap Value Portfolio	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Capital Guardian Research Portfolio	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Janus Enterprise Portfolio	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/MFS Technology Portfolio	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Morgan Stanley Small Cap Growth Portfolio	0.800%	0.750%	0.725%	0.700%	0.675%

Acquiring Portfolio	First $2 Billion	Next $2 Billion	Next $2 Billion	Next $3 Billion	Thereafter
EQ/Conservative Allocation Portfolio	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%

Acquired Portfolios	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/MFS Technology II Portfolio	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Templeton Global Equity Managed Volatility Portfolio	0.700%	0.665%	0.635%	0.610%	0.560%
EQ/UBS Growth & Income Portfolio	0.750%	0.700%	0.675%	0.650%	0.625%
Multimanager Mid Cap Growth Portfolio	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager Mid Cap Value Portfolio	0.800%	0.750%	0.725%	0.700%	0.675%

In the interest of limiting through April 30, 2021 (unless the Board of Trustees of the respective Trust consents to an earlier revision or termination of this arrangement) the expenses of each Acquiring Portfolio, the Adviser has entered into an expense limitation agreement with each Trust with respect to each of its respective Acquiring Portfolios (“Expense Limitation Arrangement”). Pursuant to the Expense Limitation Arrangement, the

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Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of each Acquiring Portfolio so that (1) the annual operating expenses of the 1290 VT Small Cap Value Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Janus Enterprise Portfolio, and EQ/Morgan Stanley Small Cap Growth Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and investment vehicles in which the Portfolio invests, and extraordinary expenses) do not exceed an annual rate of average daily net assets as set forth in the table below; (2) the annual operating expenses (including acquired fund fees and expenses) of the All Asset Growth-Alt 20 Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/American Century Mid Cap Value Portfolio, and EQ/MFS Technology Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets as set forth in the table below; and (3) the annual operating expenses (including acquired fund fees and expenses) of the EQ/Conservative Allocation Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets as set forth in the table below:

	Total Expenses Limited to (% of average daily net assets)
Acquiring Portfolio	Class IA	Class IB	Class K	Class A	Class B
1290 VT Small Cap Value Portfolio	—	1.15%	—	—	—
1290 VT SmartBeta Equity Portfolio*	—	1.15%	0.90%	—	—
All Asset Growth-Alt 20 Portfolio**	—	1.35%	—	—	—
EQ/Aggressive Growth Strategy Portfolio	—	1.15%	—	—	—
EQ/American Century Mid Cap Value Portfolio	—	1.00%	0.75%	—	—
EQ/Capital Guardian Research Portfolio	—	0.97%	—	—	—
EQ/Janus Enterprise Portfolio	1.05%	1.05%	0.80%	—	—
EQ/Morgan Stanley Small Cap Growth Portfolio	—	1.15%	—	—	—
EQ/MFS Technology Portfolio	—	1.14%	—	—	—
EQ/Conservative Allocation Portfolio	—	—	—	—	1.00%

*	As indicated in Proposal 3, FMG LLC has undertaken to enter into a new contractual expense limitation arrangement with respect to the 1290 VT SmartBeta Equity Portfolio. Under this contract, FMG LLC would agree to make payments or waive its management, administrative and other fees to limit the expenses of the 1290 VT SmartBeta Equity Portfolio through April 30, 2022 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.10% for Class IB shares and 0.85% for Class K shares of the Portfolio.
**	As indicated in Proposal 7, FMG LLC has undertaken to enter into a new contractual expense limitation arrangement with respect to the All Asset Growth-Alt 20 Portfolio. Under this contract, FMG LLC would agree to make payments or waive its management, administrative or other fees to limit the expenses of the All Asset Growth-Alt 20 Portfolio through April 30, 2022 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.25% for Class IB shares of the Portfolio.

The Expense Limitation Arrangement may be terminated by FMG LLC at any time after April 30, 2021 or April 30, 2022, as applicable. The Adviser may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the Acquiring Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Acquiring Portfolio’s expense cap at the time of the waiver or the Acquiring Portfolio’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments made, the Acquiring Portfolio will be charged such lower expenses.

The Class IA and Class K shares of the All Asset Growth-Alt 20 Portfolio and EQ/Capital Guardian Research Portfolio, the Class A and Class K shares of the EQ/Conservative Allocation Portfolio, and the Class K shares of the 1290 VT Small Cap Value Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/Morgan Stan-

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ley Small Cap Growth Portfolio, and EQ/MFS Technology Portfolio are subject to the Expense Limitation Arrangement but are not subject to the Reorganizations.

In the interest of limiting through April 30, 2021 (unless the Board of Trustees of the respective Trust consents to an earlier revision or termination of this arrangement) the expenses of each Acquired Portfolio, the Adviser has entered into an expense limitation agreement with each Trust with respect to each of its respective Acquired Portfolios (“Expense Limitation Arrangement”). Pursuant to the Expense Limitation Arrangement, the Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of each Acquired Portfolio so that (1) the annual operating expenses of the Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Templeton Portfolio, and UBS Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and investment vehicles in which the Portfolio invests, and extraordinary expenses) do not exceed an annual rate of average daily net assets as set forth in the table below; (2) the annual operating expenses (including acquired fund fees and expenses) of the Franklin Portfolio and Technology II Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets as set forth in the table below; and (3) the annual operating expenses (including acquired fund fees and expenses) of the Aggressive Growth Portfolio, Conservative Portfolio, Growth Portfolio, Moderate Growth Portfolio, Moderate Portfolio, Small Cap Growth Portfolio, and Small Cap Value Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets as set forth in the table below:

	Total Expenses Limited to (% of average daily net assets)

Acquired Portfolio	Class IA	Class IB	Class K	Class A	Class B
EQ/Franklin Templeton Allocation Managed Volatility Portfolio	1.20%	1.20%	—	—	—
EQ/MFS Technology II Portfolio	—	1.15%	—	—	—
EQ/Templeton Global Equity Managed Volatility Portfolio	1.10%	1.10%	0.85%	—	—
EQ/UBS Growth and Income Portfolio	—	1.05%	—	—	—
Multimanager Mid Cap Growth Portfolio	1.10%	1.10%	0.85%	—	—
Multimanager Mid Cap Value Portfolio	1.10%	1.10%	0.85%	—	—
CharterSM Aggressive Growth Portfolio	—	—	—	—	1.45%
CharterSM Conservative Portfolio	—	—	—	—	1.25%
CharterSM Growth Portfolio	—	—	—	—	1.40%
CharterSM Moderate Growth Portfolio	—	—	—	—	1.35%
CharterSM Moderate Portfolio	—	—	—	—	1.25%
CharterSM Small Cap Growth Portfolio	—	—	—	1.45%	1.45%
CharterSM Small Cap Value Portfolio	—	—	—	1.45%	1.45%

The Adviser may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the Acquired Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Acquired Portfolio’s expense cap at the time of the waiver or the Acquired Portfolio’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments made, the Acquired Portfolio will be charged such lower expenses.

The expense limitation described above for the Acquired Portfolios is the current arrangement of the Acquired Portfolios and will not continue if their Reorganizations are approved. If the Acquired Portfolios are reorganized, the Adviser will forgo the recoupment of any amounts waived or reimbursed with respect to the Acquired Portfolios prior to their Reorganizations.

The Adviser’s selection of Underlying Portfolios may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

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Each Sub-Adviser to a Portfolio is paid by the Adviser. Changes to the sub-advisory fees may be negotiated, which could result in an increase or a decrease in the amount of the management fee retained by the Adviser, without shareholder approval. A discussion of the basis for the decision by the Board of each of EQ Trust and VIP Trust to approve the investment advisory and sub-advisory agreements with respect to each Portfolio is available in each respective Trust’s Semi-Annual or Annual Report to Shareholders.

FMG LLC also currently serves as the Administrator of the Portfolios. The administrative services provided to the Trusts by FMG LLC include, among others, coordination of each Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and assistance with the administration of each Trust’s proxy voting policies and procedures and anti-money laundering program.

For administrative services, in addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee.

With respect to the EQ/Janus Enterprise Portfolio, EQ/Capital Guardian Research Portfolio, UBS Portfolio, EQ/American Century Mid Cap Value Portfolio, Technology II Portfolio, EQ/MFS Technology Portfolio, and 1290 VT SmartBeta Equity Portfolio, for administrative services, in addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $30,000 per Portfolio. The asset-based administration fee is equal to an annual rate of 0.100% of the first $30 billion of the aggregate average daily net assets of the Single-Advised Portfolios (as defined in the paragraph immediately below); 0.0975% of the next $10 billion; 0.0950% of the next $5 billion; and 0.0800% thereafter.

For purposes of calculating the asset-based administration fee, the assets of the EQ/Janus Enterprise Portfolio, EQ/Capital Guardian Research Portfolio, UBS Portfolio, EQ/American Century Mid Cap Value Portfolio, Technology II Portfolio, EQ/MFS Technology Portfolio, and 1290 VT SmartBeta Equity Portfolio are aggregated together and with the assets of the following portfolios of EQ Trust, which are also managed by FMG LLC: EQ/AB Short Duration Government Bond Portfolio, EQ/ClearBridge Large Cap Growth Portfolio, EQ/Loomis Sayles Growth Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/ Equity 500 Index Portfolio, EQ/lnternational Equity Index Portfolio, EQ/lntermediate Government Bond Portfolio, EQ/lnvesco Comstock Portfolio, EQ/JPMorgan Value Opportunities Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/MFS International Growth Portfolio, EQ/Mid Cap Index Portfolio, EQ/Money Market Portfolio, EQ/Oppenheimer Global Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/Franklin Rising Dividends Portfolio, EQ/Goldman Sachs Mid Cap Value Portfolio, EQ/Invesco Global Real Estate Portfolio, EQ/Invesco International Growth Portfolio, EQ/Ivy Energy Portfolio, EQ/Ivy Mid Cap Growth Portfolio, EQ/Lazard Emerging Markets Equity Portfolio, EQ/MFS International Value Portfolio, EQ/MFS Utilities Series Portfolio, EQ/T. Rowe Price Health Sciences Portfolio, EQ/Franklin Strategic Income Portfolio, EQ/PIMCO Real Return Portfolio, EQ/PIMCO Total Return Portfolio, 1290 VT Doubleline Opportunistic Bond Portfolio, 1290 VT Equity Income Portfolio, 1290 VT Natural Resources Portfolio, 1290 VT Real Estate Portfolio, 1290 VT Socially Responsible Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, 1290 VT GAMCO Small Company Value Portfolio, 1290 VT Multi-Alternative Strategies Portfolio, 1290 VT Energy Portfolio, 1290 VT Low Volatility Global Equity Portfolio and 1290 VT Doubleline Dynamic Allocation Portfolio (collectively, the “Single-Advised Portfolios”).

With respect to the EQ/Morgan Stanley Small Cap Growth Portfolio, Templeton Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, 1290 VT Small Cap Value Portfolio, EQ/Aggressive Growth Strategy Portfolio, All Asset Growth-Alt 20 Portfolio, Franklin Portfolio, Aggressive Growth Portfolio, Conservative Portfolio, Growth Portfolio, Moderate Growth Portfolio, Moderate Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and EQ/Conservative Allocation Portfolio, for administrative services, in addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500 per Portfolio. The asset-based administration fee is equal to an annual

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rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios (as defined in the paragraph immediately below); 0.110% of the next $20 billion; 0.0875% of the next $20 billion; and 0.0800% thereafter.

For purposes of calculating the asset-based administration fee, the assets of the EQ/Morgan Stanley Small Cap Growth Portfolio, Templeton Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, 1290 VT Small Cap Value Portfolio, EQ/Aggressive Growth Strategy Portfolio, All Asset Growth-Alt 20 Portfolio, Franklin Portfolio, Aggressive Growth Portfolio, Conservative Portfolio, Growth Portfolio, Moderate Growth Portfolio, Moderate Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and EQ/Conservative Allocation Portfolio are aggregated together and with the assets of the following portfolios of EQ Trust and VIP Trust, which are also managed by FMG LLC: EQ/Global Equity Managed Volatility Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Technology Portfolio, 1290 VT Micro Cap Portfolio, 1290 VT Convertible Securities Portfolio, 1290 VT High Yield Bond Portfolio, 1290 VT Moderate Growth Allocation Portfolio, EQ/AB Dynamic Aggressive Growth Portfolio, EQ/AB Dynamic Growth Portfolio, EQ/AB Dynamic Moderate Growth Portfolio, EQ/Goldman Sachs Moderate Growth Allocation Portfolio, EQ/Invesco Moderate Allocation Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Legg Mason Moderate Allocation Portfolio, EQ/American Century Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, EQ/Legg Mason Growth Allocation Portfolio, EQ/Ultra Conservative Strategy Portfolio, EQ/Conservative Strategy Portfolio, EQ/Conservative Growth Strategy Portfolio, EQ/Balanced Strategy Portfolio, EQ/Moderate Growth Strategy Portfolio and EQ/Growth Strategy Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio, EQ/Aggressive Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, CharterSM Multi-Sector Bond Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio (collectively, the “Aggregated Portfolios”).

FMG LLC and, in certain cases, its affiliates serve as investment manager, investment sub-adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a Portfolio. In this connection, the Adviser’s selection of Underlying Portfolios may have a positive or negative impact on its revenues and/or profits.

The Sub-Advisers

Investments for each of the 1290 VT Small Cap Value Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Janus Enterprise Portfolio, EQ/MFS Technology Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Technology II Portfolio, Templeton Portfolio, and UBS Portfolio are selected by its Sub-Adviser(s). The following table describes these Portfolio’s Sub-Adviser(s) and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other

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accounts they manage and their ownership of securities of a Portfolio is available in the Portfolios’ Statement of Additional Information.

Portfolios	Sub-Adviser and Portfolio Managers	Business Experience
EQ/MFS Technology Portfolio Technology II Portfolio	Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”) 111 Huntington Avenue Boston, MA 02199 Portfolio Manager Matthew Sabel	Matthew Sabel is an Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2009.

Templeton Portfolio	Templeton Global Advisors Limited Lyford Cay Nassau, Bahamas Portfolio Managers Peter M. Moeschter Herbert Arnett, Jr. Warren Pustam Christopher Peel

Peter M. Moeschter, CFA®, is an executive vice president and a portfolio manager in the Templeton Global Equity Group with responsibility for institutional and retail clients with mandates of global and international equities. He has sector research coverage of global food and household products, utilities in Europe and the Americas, with country coverage of Germany, Switzerland, Austria, Belgium, the Netherlands, and Luxembourg. He is the sector team leader of global utilities. Prior to joining Franklin Templeton in 1997, Mr. Moeschter was a research analyst in the Equity Investment Department of the Workers’ Compensation Board of Ontario, an investment analyst with Aetna Capital Management Limited and an analyst for the Pension Fund Division of Ontario Hydro. He entered the financial services industry in 1992. Mr. Moeschter holds a B.B.A., with honors, from Wilfrid Laurier University and an M.B.A. from York University. He is a Chartered Financial Analyst (CFA) charterholder.

Herbert Arnett, Jr. is a senior vice president, portfolio manager and research analyst for the Templeton Global Equity Group. He is a portfolio manager for Templeton Growth Fund and Templeton World Fund. Mr. Arnett has global research responsibilities for large-cap and small-cap Media, Internet Software and Services, and US Telecoms. He serves as Coordinator for the Telecom Sector Team, and previously served as Coordinator for the Consumer Sector Team. Previously, Mr. Arnett was the lead Hedge Fund Trader with Templeton’s Global Equity Trading Group, where he traded European and North American markets. Prior to joining Franklin Templeton in 1996, Mr. Arnett worked at Union Bancarie Privee, Nassau, Bahamas, in international private banking, specializing in money market, foreign exchange and derivative instruments. He holds a B.A. in finance and an M.B.A. from the University of Miami.

Warren W. Pustam is a research analyst for the Templeton Global Equity Group with global research responsibilities for diversified financials, capital markets and Latin American banks. Mr. Pustam also has country research coverage of Argentina, Brazil, Chile, Mexico, Colombia and Peru. He is a member of the Global Financials Sector Team and the Small Cap Team. Prior to joining Franklin Templeton in 2013, Mr. Pustam was a research analyst at EverKey Global Partners with responsibilities for Companies

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in Europe and, prior thereto, an associate portfolio manager with Pictet Bank & Trust and analyst at KPMG Corporate Finance. He entered the financial services industry in 2003. Mr. Pustam holds a B.B.A. (Hons) in accounting from the University of the Bahamas. He is a Chartered Financial Analyst (CFA) charterholder and a Certified Public Accountant (CPA).

Christopher Peel is a senior vice president, portfolio manager and research analyst for the Templeton Global Equity Group. Mr. Peel is a co-lead portfolio manager for Templeton Foreign Fund and several other funds with similar mandates, in addition to being a manager for Templeton World Fund and Templeton Growth Fund. Over the last decade as a Templeton equity analyst, Mr. Peel has had research responsibility for a range of industries and countries including coverage of commercial services, software, IT services, energy equipment and services, integrated oils and the UK and Ireland. Mr. Peel currently has research responsibilities for Global Energy and is the Group coordinator for the Energy sector. Prior to joining Franklin Templeton in 2007, Mr. Peel was a commercial analyst at Lloyds TSB Group. He holds a first-class B.Sc. in computer science from the University of Nottingham, United Kingdom, and is a Chartered Financial Analyst (CFA) charterholder.

BlackRock Investment Management, LLC P.O. Box 9011 Princeton, NJ 08543-9011 Portfolio Managers Alan Mason Greg Savage Amy Whitelaw Jennifer Hsui Rachel M. Aguirre

Alan Mason, Managing Director of BlackRock since 2009; Managing Director of Barclays Global Investors (“BGI”) from 2008 to 2009; Principal of BGI from 1996 to 2008.

Greg Savage, CFA®, Managing Director of BlackRock since 2010; Director of BlackRock in 2009; Principal of BGI from 2007 to 2009; Associate of BGI from 1999 to 2007.

Amy Whitelaw, Managing Director of BlackRock since 2009.

Jennifer Hsui, CFA®, Managing Director of BlackRock since 2011; Director of BlackRock from 2009 to 2011; Principal of BGI from 2006 to 2009.

Rachel M. Aguirre, Director of BlackRock since 2012; Vice President of BlackRock from 2009 to 2011; Principal and Portfolio Manager of BGI from 2005 to 2009.

UBS Portfolio	UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019 Portfolio Managers Thomas J. Digenan Ian McIntosh

Thomas J. Digenan, CFA® is a Managing Director of UBS AM and since 2012, Head of U.S. Intrinsic Value Equities team. As the head of the investment management team, Mr. Digenan leads the portfolio construction process and reviews the overall composition of the Portfolio’s portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Digenan joined UBS AM as an investment professional in 1993. He was a U.S. Core/Value Equity Strategist from 2001 to 2012.

Ian McIntosh, CFA® is a senior portfolio manager on the U.S. Core/Value Equities team. Mr. McIntosh

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works closely with Mr. Digenan on portfolio construction and ensuring the Portfolio investment objectives are met. Mr. McIntosh joined UBS AM as a portfolio manager in 2004.

Mid Cap Growth Portfolio	AllianceBernstein 1345 Avenue of the Americas New York, NY 10105 Portfolio Managers Bruce Aronow Samantha Lau Wen-Tse Tseng

Bruce Aronow is Senior Vice President, Portfolio Manager/ Research Analyst and serves as team leader for the Small/SMID Cap Growth Team. He is also responsible for research and portfolio management for the Small/SMID Cap Growth consumer/ commercial sectors. Mr. Aronow joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Samantha Lau is Senior Vice President, Portfolio Manager/ Research Analyst and is responsible for research and portfolio management for the Small/SMID Cap Growth technology sector. Ms. Lau joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Wen-Tse Tseng is Senior Vice President and Portfolio Manager/Research Analyst and is responsible for research and portfolio management for the Small/SMID Cap Growth healthcare sector. Prior to joining AllianceBernstein in March 2006, Mr. Tseng was the healthcare sector portfolio manager at William D. Witter since August 2003.

BlackRock Investment Management, LLC P.O. Box 9011 Princeton, NJ 08543-9011 Portfolio Managers Alan Mason Greg Savage Amy Whitelaw Jennifer Hsui Rachel M. Aguirre

Alan Mason, Managing Director of BlackRock since 2009; Managing Director of Barclays Global Investors (“BGI”) from 2008 to 2009; Principal of BGI from 1996 to 2008.

Greg Savage, CFA®, Managing Director of BlackRock since 2010; Director of BlackRock in 2009; Principal of BGI from 2007 to 2009; Associate of BGI from 1999 to 2007.

Amy Whitelaw, Managing Director of BlackRock since 2009.

Jennifer Hsui, CFA®, Managing Director of BlackRock since 2011; Director of BlackRock from 2009 to 2011; Principal of BGI from 2006 to 2009.

Rachel M. Aguirre, Director of BlackRock since 2012; Vice President of BlackRock from 2009 to 2011; Principal and Portfolio Manager of BGI from 2005 to 2009.

Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906 Portfolio Managers Michael McCarthy Bradley T. Carris

Michael McCarthy, CFA®, Executive Vice President, Chief Investment Officer and Portfolio Manager of Franklin Advisers, joined Franklin Templeton Investments in 1992.

Bradley T. Carris, CFA®, Vice President, Portfolio Manager and Research Analyst with Franklin Equity Group, joined Franklin Templeton Investments in 2001. Mr. Carris specializes in research analysis of finance and bank industries while leading the financial and business services team.

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	Wellington Management Company LLP 280 Congress Street Boston, MA 02210 Portfolio Managers Stephen Mortimer	Stephen Mortimer, Senior Managing Director and Equity Portfolio Manager of Wellington Management, is the portfolio manager and is primarily responsible for the investment decisions for the Wellington Management Allocated Portion of the Portfolio. Mr. Mortimer joined Wellington Management as an investment professional in 2001.

Mid Cap Value Portfolio	BlackRock Investment Management, LLC P.O. Box 9011 Princeton, NJ 08543-9011 Portfolio Managers Alan Mason Greg Savage Amy Whitelaw Jennifer Hsui Rachel M. Aguirre

Alan Mason, Managing Director of BlackRock since 2009; Managing Director of Barclays Global Investors (“BGI”) from 2008 to 2009; Principal of BGI from 1996 to 2008.

Greg Savage, CFA®, Managing Director of BlackRock since 2010; Director of BlackRock in 2009; Principal of BGI from 2007 to 2009; Associate of BGI from 1999 to 2007.

Amy Whitelaw, Managing Director of BlackRock since 2009.

Jennifer Hsui, CFA®, Managing Director of BlackRock since 2011; Director of BlackRock from 2009 to 2011; Principal of BGI from 2006 to 2009.

Rachel M. Aguirre, Director of BlackRock since 2012; Vice President of BlackRock from 2009 to 2011; Principal and Portfolio Manager of BGI from 2005 to 2009.

Diamond Hill Capital Management, Inc. 325 John H. McConnell Blvd. Suite 200 Columbus, OH Portfolio Managers Chris Welch Jeannette Hubbard

Chris Welch, CFA® currently serves as Portfolio Manager and Co-Chief Investment Officer of Diamond Hill, positions he has held since 2005 and 2010 respectively.

Jeannette Hubbard, CFA® has held portfolio management responsibilities at Diamond Hill since 2009.

American Century Investment Management, Inc. 4500 Main Street Kansas City, Missouri 64111 Portfolio Managers Kevin Toney Phillip N. Davidson Michael Liss Brain Woglom

Kevin Toney is Chief Investment Officer — Global Value Equity, Senior Vice President and Senior Portfolio Manager. He joined American Century in 1999 and became a portfolio manager in 2006. He has a bachelor’s degree in commerce from the University of Virginia and an MBA from The Wharton School at the University of Pennsylvania. He is a CFA charterholder.

Phillip N. Davidson is Senior Vice President and Executive Portfolio Manager. He joined American Century in 1993 as a portfolio manager. He has a bachelor’s degree in finance and an MBA from Illinois State University. He is a CFA charterholder.

Michael Liss is Vice President and Senior Portfolio Manager. He joined American Century in 1998 and became a portfolio manager in 2004. He has a bachelor’s degree in accounting and finance from Albright College and an MBA in finance from Indiana University. He is a CFA charterholder and a CPA.

Brian Woglom is Vice President and Senior Portfolio Manager. He joined American Century in 2005. He became a senior investment analyst in 2008 and a portfolio manager in 2012. He has a bachelor’s degree from Amherst College and an MBA from the Ross School of Business, University of Michigan. He is a CFA charterholder.

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Portfolios	Sub-Adviser and Portfolio Managers	Business Experience

1290 VT Small Cap Value Portfolio	Horizon Kinetics Asset Management LLC 470 Park Avenue South New York, New York 10016 Portfolio Managers Murray Stahl Matthew Houk

Murray Stahl is primarily responsible for the investment decisions for an Active Allocated Portion of the 1290 VT Small Cap Value Portfolio. Mr. Stahl currently serves as Chairman, Chief Executive Officer and Chief Investment Officer of Horizon. Mr. Stahl, a co-founder of Horizon, has over thirty years of investing experience and, in addition to overseeing the Horizon Research Team, is Chairman of Horizon’s Investment Committee, which is responsible for portfolio management decisions. Mr. Stahl has full authority over all aspects of the Active Allocated Portion of the 1290 VT Small Cap Value Portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and management of daily cash balances in accordance with anticipated investment management requirements.

Matthew Houk’s primary responsibility is to assist Mr. Stahl in communicating Horizon’s investment strategy and research to clients. In addition, Mr. Houk is responsible for conducting and authoring research and is also a Co-Portfolio Manager of several mutual funds managed by Horizon. Mr. Houk joined the firm in 2008 and prior to that, was with Goldman, Sachs & Co. from 2005 to 2008.

BlackRock Investment Management, LLC 1 University Square Drive, Princeton, NJ 08540, Portfolio Managers Alan Mason Amy Whitelaw Jennifer Hsui Rachel M. Aguirre Suzanne Henige

Alan Mason, Managing Director of BlackRock since 2009; Managing Director of Barclays Global Investors (“BGI”) from 2008 to 2009; Principal of BGI from 1996 to 2008.

Amy Whitelaw, Managing Director of BlackRock since 2013; Director of BlackRock from 2009 to 2012; Principal of BGI from 2000 to 2009.

Jennifer Hsui, CFA®, Managing Director of BlackRock since 2011; Director of BlackRock from 2009 to 2011; Principal of BGI from 2006 to 2009.

Rachel M. Aguirre, Managing Director of BlackRock since 2018; Director of BlackRock from 2012 to 2017; Vice President of BlackRock from 2009 to 2011; Principal and Portfolio Manager of BGI from 2005 to 2009.

Suzanne Henige, CFA®, Director and Senior Portfolio Manager of BlackRock since 2016; Vice President of BlackRock from 2011 to 2015.

1290 VT SmartBeta Equity Portfolio	AXA Rosenberg Investment Management LLC 4 Orinda Way, Bldg. E Orinda, California 94563 Portfolio Managers Gideon Smith Anubhuti Gupta Cameron Gray Harry Prabandham

Gideon Smith, CFA® is Chief Investment Officer of Rosenberg Equities. Since joining Rosenberg Equities in 1998, he has held a number of positions including Europe Chief Investment Officer, Director of Client Services and Head of Strategy Engineering for Europe.

Anubhuti Gupta, CFA®, is a Director of Asia and Head of Portfolio Management for the Asia Region and has held this position since 2018. Prior to this, she was the Pan Asia Deputy Chief Investment Officer at Rosenberg Equities from 2015 to 2018.Ms. Gupta joined AXA IM in 2005 as a Portfolio Manager.

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Cameron Gray, Global Head of Portfolio Management currently manages Sustainable Equity strategies and also is a key contributor to integral projects on investment process and design. Mr. Gray joined Rosenberg Equities in 2007 as a portfolio manager.

Harry Prabandham, Head of Multi-Factor Strategies Mr. Prabandham joined Rosenberg Equities in 2007 as a portfolio manager in the strategy engineering group. He has a background in both computer programming and quantitative financial modeling.

EQ/American Century Mid Cap Value Portfolio	American Century Investment Management, Inc. 4500 Main Street Kansas City, Missouri 64111 Portfolio Managers Kevin Toney Phillip N. Davidson Michael Liss Brian Woglom

Kevin Toney is Chief Investment Officer — Global Value Equity, Senior Vice President and Senior Portfolio Manager. He joined American Century in 1999 and became a portfolio manager in 2006. He has a bachelor’s degree in commerce from the University of Virginia and an MBA from The Wharton School at the University of Pennsylvania. He is a CFA charterholder.

Phillip N. Davidson is Senior Vice President and Executive Portfolio Manager. He joined American Century in 1993 as a portfolio manager. He has a bachelor’s degree in finance and an MBA from Illinois State University. He is a CFA charterholder.

Michael Liss is Vice President and Senior Portfolio Manager. He joined American Century in 1998 and became a portfolio manager in 2004. He has a bachelor’s degree in accounting and finance from Albright College and an MBA in finance from Indiana University. He is a CFA charterholder and a CPA.

Brian Woglom is Vice President and Senior Portfolio Manager. He joined American Century in 2005. He became a senior investment analyst in 2008 and a portfolio manager in 2012. He has a bachelor’s degree from Amherst College and an MBA from the Ross School of Business, University of Michigan. He is a CFA charterholder.

EQ/Capital Guardian Research Portfolio	Capital International, Inc. 11100 Santa Monica Boulevard Los Angeles, CA 90025 Portfolio Managers Carlos Schonfeld Todd Saligman

Carlos Schonfeld is co-research portfolio coordinator and Partner of the Capital International Investors division of Capital Research and Management Company (an affiliate of Capital Guardian). Carlos has 21 years of investment experience and has been with Capital for 20 years.

Todd Saligman is co-research portfolio coordinator and Vice President of the Capital International Investors division of Capital Research and Management Company (an affiliate of Capital Guardian). Todd has 10 years of investment experience and has been with Capital for 6 years.

EQ/Janus Enterprise Portfolio	Janus Capital Management LLC 151 Detroit Street, Denver, CO 80206-4805 Portfolio Managers Brian Demain Cody Wheaton

Brian Demain, CFA® is Executive Vice President and Portfolio Manager at Janus. Mr. Demain joined Janus in July 1999 as an equity research analyst. Mr. Demain has 18 years of financial industry experience.

Cody Wheaton, CFA® is Equity Research Analyst and Portfolio Manager at Janus. He joined Janus in 2001 as a research analyst.

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Portfolios	Sub-Adviser and Portfolio Managers	Business Experience

EQ/Morgan Stanley Small Cap Growth Portfolio	BlackRock Investment Management, LLC P.O. Box 9011 Princeton, NJ 08543-9011 Portfolio Managers Alan Mason Greg Savage Amy Whitelaw Jennifer Hsui Rachel M. Aguirre

Alan Mason, Managing Director of BlackRock since 2009; Managing Director of Barclays Global Investors (“BGI”) from 2008 to 2009; Principal of BGI from 1996 to 2008.

Greg Savage, CFA®, Managing Director of BlackRock since 2010; Director of BlackRock in 2009; Principal of BGI from 2007 to 2009; Associate of BGI from 1999 to 2007.

Amy Whitelaw, Managing Director of BlackRock since 2009.

Jennifer Hsui, CFA®, Managing Director of BlackRock since 2011; Director of BlackRock from 2009 to 2011; Principal of BGI from 2006 to 2009.

Rachel M. Aguirre, Director of BlackRock since 2012; Vice President of BlackRock from 2009 to 2011; Principal and Portfolio Manager of BGI from 2005 to 2009.

Morgan Stanley Investment Management, Inc. 522 Fifth Avenue New York, NY 10036 Portfolio Managers Dennis Lynch David Cohen Sam Chainani Alexander Norton Jason Yeung Armistead Nash

Dennis Lynch is a Managing Director with MSIM. He joined the firm in 1998 and has had portfolio management responsibilities for more than five years.

David Cohen is a Managing Director with MSIM. He joined the firm in 1993 and has had portfolio management responsibilities for more than five years.

Sam Chainani is a Managing Director with MSIM. He joined the firm in 1996 and has had portfolio management responsibilities for more than five years.

Alexander Norton is an Executive Director with MSIM. He joined the firm in 2000 and has had portfolio management responsibility for more than five years.

Jason Yeung is a Managing Director with MSIM. He joined the firm in 2002 and has had portfolio management responsibilities for more than five years.

Armistead Nash is a Managing Director with MSIM. He joined the firm in 2002 and has had portfolio management responsibilities for more than five years.

Legal Proceedings

In November 2010, EQ Trust, VIP Trust, and several of their respective portfolios (the “Named Portfolios”) (but none of the Portfolios described in this Combined Proxy Statement/Prospectus), were named as defendants and putative members of the proposed defendant class of contractholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to EQ Trust, VIP Trust, and the Named Portfolios (but none of the Portfolios described in this Combined Proxy Statement/Prospectus), as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit was consolidated with a number of related lawsuits filed by Tribune noteholders (“Noteholders”) and retiree participants in certain Tribune-defined compensation plans (“Retirees”) around the

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United States into a single multi-district litigation proceeding in the United States District Court for the Southern District of New York (the “U.S. District Court”) (In re: Tribune Company Fraudulent Conveyance Litigation).

The lawsuits do not allege any misconduct by EQ Trust, VIP Trust, or the Named Portfolios.

On December 19, 2019, the United States Court of Appeals for the Second Circuit (the “Second Circuit”) affirmed the dismissal of the Noteholder and Retiree suits. On January 2, 2020, the Noteholders and Retirees moved for rehearing of the Second Circuit’s December 19, 2019 decision. On January 7, 2020, the Tribune Litigation Trust, successor to the Committee, filed its appeal with the Second Circuit seeking to reverse: (a) the January 2017 dismissal of its intentional fraudulent transfer claim; and (b) the April 2019 denial of its motion for leave to add a constructive fraudulent transfer claim. As of the date of this Combined Proxy Statement/Prospectus, all matters pending before the U.S. District Court have been concluded and the multi-district litigation proceeding has been closed, subject only to further appellate proceedings at the Second Circuit and beyond.

The Trusts cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Named Portfolios, the payment of such judgments or settlements could have an adverse effect on each Named Portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Named Portfolios, as the Adviser believes a loss is not probable.

Portfolio Services

Portfolio Distribution Arrangements

EQ Trust

AXA Distributors, LLC (“AXA Distributors”) serves as the distributor for the Class IA, Class IB and Class K shares of EQ Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

EQ Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA and Class IB shares (“Distribution Plan”). Under the Distribution Plan, the Class IA and Class IB shares of EQ Trust are charged a distribution and/or service (12b-1) fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios of the Trust. The distribution and/or service (12b-1) fee may be retained by AXA Distributors or used to pay financial intermediaries for similar services. The maximum distribution and/or service (12b-1) fee for each Portfolio’s Class IA and Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to the Portfolio’s Class IA and Class IB shares. Because these fees are paid out of each Portfolio’s assets on an ongoing basis, over time, the fees for Class IA and Class IB shares will increase your cost of investing and may cost you more than other types of charges. The Class IA shares of the All Asset Growth-Alt 20 Portfolio and EQ/Capital Guardian Research Portfolio are not subject to the Reorganizations.

The distributor also may receive payments from certain Sub-Advisers of the Underlying Portfolios or their affiliates to help defray expenses for sales meetings, or seminar sponsorships and similar expenses that may relate to the Contracts and/or the Sub-Advisers’ respective Underlying Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The distributor also may receive marketing support from the Sub-Advisers in connection with the distribution of the Contracts.

VIP Trust

The Portfolios of VIP Trust are distributed by AXA Distributors. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.

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VIP Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Portfolios’ Class A and Class B shares. Under the Distribution Plan, Class A and Class B shares are charged a distribution and/or service (12b-1) fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The distribution and/or service (12b-1) fee may be retained by AXA Distributors or used to pay financial intermediaries for similar services. The maximum annual distribution and/or service (12b-1) fee for each Portfolio’s Class A and Class B shares is equal to an annual rate of 0.25% of the average daily net assets attributable to Class A and Class B shares. Because these fees are paid out of each Portfolio’s assets on an ongoing basis, over time, these fees for Class A and Class B shares will increase the cost of your investment and may cost you more than paying other types of charges. The Class A shares of the EQ/Conservative Allocation Portfolio are not subject to the Reorganizations.

The distributor may receive payments from certain investment advisers or sub-advisers of the Underlying Portfolios and Underlying ETFs or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the investment advisers or sub-advisers respective Underlying Portfolios and Underlying ETFs. These sales meetings or seminar sponsorships may provide the investment advisers with increased access to persons involved in the distribution of the Contracts. The distributor also may receive other marketing support from the investment advisers or sub-advisers in connection with the distribution of the Contracts.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolios and their related companies make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

Buying and Selling Shares

The Portfolios’ shares are currently sold only to insurance company separate accounts in connection with Contracts issued or to be issued by AXA Equitable or other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal tax regulations. Class K shares of the Portfolios are sold only to other portfolios of the Trusts and certain group annuity plans.

The Portfolios do not have minimum initial or subsequent investment requirements. Shares of the Portfolios are redeemable on any business day (normally any day on which the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming shares of the Portfolios.

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Each Portfolio reserves the right to suspend or change the terms of purchasing or selling shares.

The Trusts may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange (“NYSE”) is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of

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cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of a Portfolio may adversely affect the Portfolios’ performance and the interests of long-term investors by requiring the Portfolios to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, the Portfolios may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolios’ performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest a significant portion of their assets in foreign securities, the securities of small- and mid-capitalization companies, or high yield securities, it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

Each Trust’s Board has adopted policies and procedures regarding disruptive transfer activity. The Trusts and the Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trusts reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

Each Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. Each Trust seeks to apply its policies and procedures to all Contractholders uniformly, including omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of each Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of each Trust, determines that a Contractholder’s transfer patterns among a Trust’s portfolios are disruptive to a Trust’s portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

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Each Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. Each Trust aggregates inflows and outflows for each portfolio on a daily basis. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trusts also may in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult your Contract prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of portfolios of each Trust by funds of funds managed by FMG LLC. These transfers, purchases and redemptions are exempt from the above policies and procedures because they are initiated pursuant to asset allocation strategies developed by FMG LLC and its affiliates and, therefore, are not intended to disadvantage the relevant portfolios or their shareholders.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the portfolios, including the Portfolios.

How Portfolio Shares Are Priced

“Net asset value” is the price of one share of a portfolio of each Trust, including the Portfolios, without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	–	Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the NYSE on the days it is open for trading. This is normally 4:00 p.m. Eastern time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a portfolio or its designated agent.

•

A portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a portfolio’s shares are not priced.

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Shares of the Underlying Portfolios held by a Portfolio are valued at their respective net asset values. Generally, other portfolio securities and assets of a Portfolio as well as portfolio securities and other assets held by the Underlying Portfolios are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Options — for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

•	Swaps — utilize prices provided by approved pricing services.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Board. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of portfolio shares is determined, may be reflected in the Trusts’ calculations of net asset values for each applicable portfolio when each Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the

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Board believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s net asset value by those traders.

Each business day, the portfolios’ net asset values, including the net asset values of any applicable Acquiring Portfolio, are transmitted electronically to insurance companies that use the portfolios as underlying investment options for Contracts.

Dividends and Other Distributions

Each Portfolio generally distributes most or all of its net investment income and net realized gains (collectively, “Taxable Income”), if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of the distributing class of the Portfolio.

Federal Income Tax Considerations

The Portfolios currently sell their shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions a Portfolio makes of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) (collectively, “Taxable Income”) and net gains realized on its shareholders’ redemptions or exchanges of Portfolio shares generally will not be taxable to them (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

Each Portfolio is treated as a separate corporation, and intends to continue to qualify each taxable year to be treated as a “regulated investment company” (a “RIC”), for federal tax purposes. Each Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so.

A Portfolio that satisfies the federal tax requirements to be treated as a RIC is not taxed at the entity (portfolio) level to the extent it passes through its Taxable Income to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if a Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that a Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for each Portfolio to maintain its RIC status (and to satisfy certain other requirements), because each shareholder of the Portfolio that is an insurance company separate account will then be able to use a “look-through” rule in determining whether the account meets federal tax investment diversification rules for those accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the investment manager and the administrator of the Trust, therefore carefully monitors the Portfolios’ compliance with all of the RIC rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

Portfolio Holdings Disclosure

A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Class IA, Class IB and Class K shares of the EQ/Janus Enterprise Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, and Templeton Portfolio; the Class IA and Class IB shares of the Franklin Portfolio; the Class A and Class B shares of the Small Cap Growth Portfolio and Small Cap Value Portfolio; the Class IB and Class K shares of the 1290 VT SmartBeta Equity Portfolio and EQ/American Century Mid Cap Value Portfolio; the Class IB shares of the 1290 VT Small Cap Value Portfolio, All Asset Growth-Alt 20 Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, Technology II Portfolio, EQ/MFS Technology Portfolio, and UBS Portfolio; and the Class B shares of the Aggressive Growth Portfolio, Conservative Portfolio, Growth Portfolio, Moderate Growth Portfolio, Moderate Portfolio, and EQ/Conservative Allocation Portfolio. The financial information in the tables is for the past five years (or, if shorter, the period of operations). The financial information below for the Class IA, Class IB, Class K, Class A and Class B shares, as applicable, of the respective Portfolios has been derived from the financial statements of the Portfolios, which have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s report on each Portfolio’s financial statements for the fiscal year ended December 31, 2019, and the financial statements themselves as of December 31, 2019, are included in the Statement of Additional Information relating to this Combined Proxy Statement/Prospectus. The information should be read in conjunction with these financial statement documents.

The Class IA and Class K shares of the All Asset Growth-Alt 20 Portfolio and EQ/Capital Guardian Research Portfolio, the Class A and Class K shares of the EQ/Conservative Allocation Portfolio, and the Class K shares of the 1290 VT Small Cap Value Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, and EQ/MFS Technology Portfolio are not subject to the Reorganizations.

Certain information reflects financial results for a single share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any Separate Account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges.

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EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡
Class IB	2019	2018	2017	2016
Net asset value, beginning of year	$8.89	$10.55	$9.84	$8.55	$10.00		$9.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.07	0.05	0.06	0.03		—	#
Net realized and unrealized gain (loss)	2.23	(1.25)	1.19	2.02	(1.10)		0.41

Total from investment operations	2.27	(1.18)	1.24	2.08	(1.07)		0.41

Less distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.02)	(0.03)	—		—	#
Distributions from net realized gains	(0.45)	(0.40)	(0.51)	(0.50)	(0.36)		—
Return of capital	(0.03)	(0.04)	—	(0.26)	(0.02)		—

Total dividends and distributions	(0.54)	(0.48)	(0.53)	(0.79)	(0.38)		—

Net asset value, end of year	$10.62	$8.89	$10.55	$9.84	$8.55		$10.20

Total return (b)	25.84%	(11.44)%	12.80%	24.19%	(10.63)%		4.19%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,831	$3,220	$1,957	$418	$166		$—
Ratio of expenses to average net assets:
After waivers (a)(f)	1.15%	1.15%	1.15%	1.18%	1.22%		1.25%
Before waivers (a)(f)	1.25%	1.23%	1.26%	1.27%	1.24%		1.25%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.37%	0.66%	0.52%	0.61%	0.41	%(l)	0.15	%(l)
Before waivers (a)(f)	0.27%	0.58%	0.42%	0.52%	0.39	%(l)	0.15	%(l)
Portfolio turnover rate^	14%	18%	23%	23%	17%		17%
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

176

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.65	$13.04	$11.16	$10.67	$10.70

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.17	0.15	0.15	0.14
Net realized and unrealized gain (loss)	2.97	(0.92)	2.26	0.48	(0.02)

Total from investment operations	3.13	(0.75)	2.41	0.63	0.12

Less distributions:
Dividends from net investment income	(0.16)	(0.16)	(0.16)	(0.14)	(0.13)
Distributions from net realized gains	(0.20)	(0.48)	(0.37)	— #	(0.02)

Total dividends and distributions	(0.36)	(0.64)	(0.53)	(0.14)	(0.15)

Net asset value, end of year	$14.42	$11.65	$13.04	$11.16	$10.67

Total return	26.90%	(6.03)%	21.65%	5.93%	1.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$21,947	$13,044	$10,478	$7,439	$6,347
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.15%	1.15%	1.16%	1.23%	1.25%
Before waivers and reimbursements (f)	1.48%	1.61%	1.72%	1.79%	1.92%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.21%	1.28%	1.23%	1.35%	1.24%
Before waivers and reimbursements (f)	0.88%	0.82%	0.68%	0.79%	0.58%
Portfolio turnover rate^	29%	47%	42%	27%	28%

	Year Ended December 31,

Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.65	$13.04	$11.15	$10.67	$10.70

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.20	0.19	0.18	0.16
Net realized and unrealized gain (loss)	2.96	(0.92)	2.26	0.47	(0.01)

Total from investment operations	3.16	(0.72)	2.45	0.65	0.15

Less distributions:
Dividends from net investment income	(0.19)	(0.19)	(0.19)	(0.17)	(0.16)
Distributions from net realized gains	(0.20)	(0.48)	(0.37)	— #	(0.02)

Total dividends and distributions	(0.39)	(0.67)	(0.56)	(0.17)	(0.18)

Net asset value, end of year	$14.42	$11.65	$13.04	$11.15	$10.67

Total return	27.20%	(5.80)%	22.04%	6.20%	1.36%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,387	$7,905	$8,280	$7,013	$6,709
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.90%	0.90%	0.92%	0.98%	1.00%
Before waivers and reimbursements (f)	1.24%	1.35%	1.46%	1.53%	1.65%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.48%	1.54%	1.50%	1.61%	1.50%
Before waivers and reimbursements (f)	1.15%	1.09%	0.96%	1.06%	0.84%
Portfolio turnover rate^	29%	47%	42%	27%	28%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

177

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

Class IB	2019		2018		2017		2016	2015
Net asset value, beginning of year	$18.55		$21.21		$18.95		$17.88	$19.34

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.34		0.26		0.18		0.21	0.12
Net realized and unrealized gain (loss)	3.18		(1.82)		2.82		1.51	(0.88)

Total from investment operations	3.52		(1.56)		3.00		1.72	(0.76)

Less distributions:
Dividends from net investment income	(0.35)		(0.38)		(0.31)		(0.25)	(0.16)
Distributions from net realized gains	(0.80)		(0.72)		(0.43)		(0.40)	(0.54)

Total dividends and distributions	(1.15)		(1.10)		(0.74)		(0.65)	(0.70)

Net asset value, end of year	$20.92		$18.55		$21.21		$18.95	$17.88

Total return	19.14%		(7.58)%		15.87%		9.59%	(3.93)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$307,078		$273,992		$313,159		$253,966	$247,650
Ratio of expenses to average net assets:
After waivers (f)	0.55	%(j)	0.56	%(k)	0.59	%(m)	0.58%	0.57%
Before waivers (f)	0.55%		0.56%		0.62%		0.59%	0.57%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.65%		1.24%		0.90%		1.11%	0.62%
Before waivers (f)(x)	1.65%		1.24%		0.86%		1.10%	0.62%
Portfolio turnover rate^	11%		12%		15%		11%	14%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.26% for Class IA, 1.26% for Class IB and 1.01% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.28% for Class IA, 1.28% for Class IB and 1.03% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.31% for Class IA, 1.31% for Class IB and 1.06% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

178

EQ ADVISORS TRUST

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

Class IB	2019		2018		2017		2016		2015
Net asset value, beginning of year	$13.49		$14.93		$13.22		$12.33		$12.77

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.20		0.15		0.14		0.12		0.07
Net realized and unrealized gain (loss)	2.83		(1.17)		1.92		1.01		(0.21)

Total from investment operations	3.03		(1.02)		2.06		1.13		(0.14)

Less distributions:
Dividends from net investment income	(0.24)		(0.18)		(0.23)		(0.13)		(0.16)
Distributions from net realized gains	(0.24)		(0.24)		(0.12)		(0.11)		(0.14)

Total dividends and distributions	(0.48)		(0.42)		(0.35)		(0.24)		(0.30)

Net asset value, end of year	$16.04		$13.49		$14.93		$13.22		$12.33

Total return	22.51%		(6.97)%		15.63%		9.15%		(1.14)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,321,787		$3,434,710		$3,578,052		$2,709,357		$2,236,468
Ratio of expenses to average net assets (f)	0.49	%(j)	0.49	%(k)	0.50	%(m)	0.51	%(n)	0.51	%(n)
Ratio of net investment income (loss) to average net assets (f)	1.34%		1.01%		1.01%		0.96%		0.56%
Portfolio turnover rate^	8%		6%		3%		20%		2%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.04% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.05% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.06% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.08% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

179

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$18.26		$20.52

Income (loss) from investment operations:
Net investment income (loss) (e)	0.33		0.09
Net realized and unrealized gain (loss)	4.92		(2.24)

Total from investment operations	5.25		(2.15)

Less distributions:
Dividends from net investment income	(0.38)		(0.09)
Distributions from net realized gains	(0.02)		—
Return of capital	—		(0.02)

Total dividends and distributions	(0.40)		(0.11)

Net asset value, end of period	$23.11		$18.26

Total return (b)	28.77%		(10.50)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$347,837		$261,736
Ratio of expenses to average net assets:
After waivers (a)(f)	0.99	%(j)	1.00	%(j)
Before waivers (a)(f)	1.32%		1.33%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.54%		2.29	%(l)
Before waivers (a)(f)	1.21%		1.95	%(l)
Portfolio turnover rate^	42%		11	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

180

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

Class IB	2019		2018	2017		2016		2015
Net asset value, beginning of year	$22.30		$26.72	$22.68		$21.10		$20.83

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	##	0.14	0.16	####	0.16	###	0.10
Net realized and unrealized gain (loss)	7.07		(1.20)	5.59		1.62		0.30

Total from investment operations	7.24		(1.06)	5.75		1.78		0.40

Less distributions:
Dividends from net investment income	(0.15)		(0.16)	(0.16)		(0.20)		(0.13)
Distributions from net realized gains	(3.17)		(3.20)	(1.55)		—		—

Total dividends and distributions	(3.32)		(3.36)	(1.71)		(0.20)		(0.13)

Net asset value, end of year	$26.22		$22.30	$26.72		$22.68		$21.10

Total return	32.89%		(4.81)%	25.41	%(dd)	8.40%		1.92	%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$381,178		$316,075	$359,765		$308,617		$310,665
Ratio of expenses to average net assets:
After waivers (f)	0.97%		0.97%	0.97%		0.97%		0.97%
Before waivers (f)	1.03%		1.04%	1.04%		1.04%		1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.66	%(aa)	0.52%	0.60	%(ee)	0.74	%(cc)	0.47%
Before waivers (f)	0.59	%(aa)	0.45%	0.54	%(ee)	0.68	%(cc)	0.40%
Portfolio turnover rate^	32%		31%	28%		20%		31%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.12, $0.12 and $0.19 for Class IA, Class IB and Class K, respectively.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.12, $0.12 and $0.17 for Class IA, Class IB and Class K, respectively.
####	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.11, $0.11 and $0.17 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.19% lower.
(bb)	Includes income resulting from a litigation payment. Without this income, the total return would have been 1.73% for Class IA, 1.78% for Class IB and 2.04% for Class K.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios would have been 0.19%, 0.19% and 0.20% lower for Class IA, Class IB and Class K, respectively.
(dd)	Includes a litigation payment. Without this payment, the total return would have been 25.25% for Class IA, 25.27% for Class IB and 25.55% for Class K.
(ee)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.18% lower.

181

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

Class IA	2019		2018		2017		2016	2015
Net asset value, beginning of year	$7.99		$11.77		$10.59		$9.90	$10.37

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14		0.22		0.16		0.16	0.14
Net realized and unrealized gain (loss)	1.61		(1.24)		1.43		0.78	(0.42)

Total from investment operations	1.75		(1.02)		1.59		0.94	(0.28)

Less distributions:
Dividends from net investment income	(0.18)		(0.26)		(0.20)		(0.17)	(0.13)
Distributions from net realized gains	(0.46)		(2.50)		(0.21)		(0.08)	(0.06)

Total dividends and distributions	(0.64)		(2.76)		(0.41)		(0.25)	(0.19)

Net asset value, end of year	$9.10		$7.99		$11.77		$10.59	$9.90

Total return	22.24%		(8.70)%		14.97%		9.47%	(2.74)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,134		$5,507		$7,420		$7,636	$8,293
Ratio of expenses to average net assets:
After waivers (f)	0.44	%(j)	0.43	%(k)	0.43	%(m)	0.40%	0.40%
Before waivers (f)	0.44%		0.45%		0.46%		0.47%	0.46%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.56%		1.92%		1.39%		1.60%	1.30%
Before waivers (f)(x)	1.56%		1.90%		1.36%		1.53%	1.24%
Portfolio turnover rate^	8%		44	%(h)	7%		4%	4%

	Year Ended December 31,

Class IB	2019		2018		2017		2016	2015
Net asset value, beginning of year	$7.99		$11.77		$10.59		$9.90	$10.37

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15		0.23		0.16		0.16	0.12
Net realized and unrealized gain (loss)	1.60		(1.25)		1.43		0.78	(0.40)

Total from investment operations	1.75		(1.02)		1.59		0.94	(0.28)

Less distributions:
Dividends from net investment income	(0.18)		(0.26)		(0.20)		(0.17)	(0.13)
Distributions from net realized gains	(0.46)		(2.50)		(0.21)		(0.08)	(0.06)

Total dividends and distributions	(0.64)		(2.76)		(0.41)		(0.25)	(0.19)

Net asset value, end of year	$9.10		$7.99		$11.77		$10.59	$9.90

Total return	22.25%		(8.70)%		14.97%		9.47%	(2.74)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,091,871		$1,029,961		$1,265,249		$1,213,760	$1,267,147
Ratio of expenses to average net assets:
After waivers (f)	0.44	%(j)	0.43	%(k)	0.43	%(m)	0.40%	0.40%
Before waivers (f)	0.44%		0.45%		0.46%		0.47%	0.46%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.70%		1.98%		1.44%		1.61%	1.19%
Before waivers (f)(x)	1.70%		1.96%		1.41%		1.55%	1.13%
Portfolio turnover rate^	8%		44	%(h)	7%		4%	4%

182

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the underlying investment in EQ/ClearBridge Select Equity Managed Volatility Portfolio (formerly AXA/Mutual Large Cap Equity Managed Volatility Portfolio). Excluding such transactions, the portfolio turnover rate would have been 8%.

(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.18% for Class IA and 1.18% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IA and 1.23% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IA and 1.25% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

183

EQ ADVISORS TRUST

EQ/JANUS ENTERPRISE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

Class IA	2019		2018	2017	2016		2015
Net asset value, beginning of year	$16.72		$18.05	$15.73	$16.45		$17.87

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)		(0.02)	(0.02)	(0.01	)###	(0.14)
Net realized and unrealized gain (loss)	6.08		(0.25)	4.28	(0.70)		(0.85)

Total from investment operations	6.07		(0.27)	4.26	(0.71)		(0.99)

Less distributions:
Dividends from net investment income	—	#	—	—	—		—
Distributions from net realized gains	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)

Total dividends and distributions	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)

Net asset value, end of year	$21.44		$16.72	$18.05	$15.73		$16.45

Total return	36.48	%(cc)	(1.79)%	27.88%	(4.34)%		(5.48)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$87,386		$70,224	$75,784	$64,274		$75,683
Ratio of expenses to average net assets:
After waivers (f)	1.05%		1.07%	1.08%	1.08%		1.07%
Before waivers (f)	1.07%		1.07%	1.08%	1.08%		1.07%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.04)%		(0.12)%	(0.10)%	(0.09	)%(bb)	(0.81)%
Before waivers (f)	(0.06)%		(0.12)%	(0.10)%	(0.09	)%(bb)	(0.81)%
Portfolio turnover rate^	10%		13%	12%	34%		21%

	Year Ended December 31,

Class IB	2019		2018	2017	2016		2015
Net asset value, beginning of year	$16.47		$17.80	$15.53	$16.24		$17.65

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)		(0.02)	(0.02)	(0.01	)###	(0.14)
Net realized and unrealized gain (loss)	5.99		(0.25)	4.23	(0.69)		(0.84)

Total from investment operations	5.98		(0.27)	4.21	(0.70)		(0.98)

Less distributions:
Dividends from net investment income	—	#	—	—	—		—
Distributions from net realized gains	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)

Total dividends and distributions	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)

Net asset value, end of year	$21.10		$16.47	$17.80	$15.53		$16.24

Total return	36.49	%(cc)	(1.81)%	27.92%	(4.33)%		(5.49)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$963,278		$756,220	$812,885	$685,996		$801,749
Ratio of expenses to average net assets:
After waivers (f)	1.05%		1.07%	1.08%	1.08%		1.07%
Before waivers (f)	1.07%		1.07%	1.08%	1.08%		1.07%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.04)%		(0.12)%	(0.10)%	(0.09	)%(bb)	(0.81)%
Before waivers (f)	(0.06)%		(0.12)%	(0.10)%	(0.09	)%(bb)	(0.81)%
Portfolio turnover rate^	10%		13%	12%	34%		21%

184

EQ ADVISORS TRUST

EQ/JANUS ENTERPRISE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,

Class K	2019		2018	2017	2016		2015
Net asset value, beginning of year	$17.03		$18.32	$15.90	$16.59		$17.97

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04		0.03	0.03	0.02	###	(0.10)
Net realized and unrealized gain (loss)	6.20		(0.26)	4.33	(0.70)		(0.85)

Total from investment operations	6.24		(0.23)	4.36	(0.68)		(0.95)

Less distributions:
Dividends from net investment income	(0.05)		—	—	—		—
Distributions from net realized gains	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)

Total dividends and distributions	(1.40)		(1.06)	(1.94)	(0.01)		(0.43)

Net asset value, end of year	$21.87		$17.03	$18.32	$15.90		$16.59

Total return	36.82	%(cc)	(1.54)%	28.22%	(4.12)%		(5.23)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$47,603		$37,503	$39,406	$32,139		$37,430
Ratio of expenses to average net assets:
After waivers (f)	0.80%		0.82%	0.83%	0.83%		0.82%
Before waivers (f)	0.82%		0.82%	0.83%	0.83%		0.82%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.20%		0.13%	0.15%	0.16	%(bb)	(0.56)%
Before waivers (f)	0.19%		0.13%	0.15%	0.16	%(bb)	(0.56)%
Portfolio turnover rate^	10%		13%	12%	34%		21%
#	Per share amount is less than $0.005.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.06), $(0.06) and $(0.02) for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios would have been 0.31%, 0.30% and 0.31% lower for Class IA, Class IB and Class K, respectively.
(cc)	Includes income resulting from a litigation payment. Without this income, the total return would have been 36.29% for Class IA, 36.29% for Class IB and 36.63% for Class K.

185

EQ ADVISORS TRUST

EQ/MFS TECHNOLOGY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$16.46		$18.36

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.13)		(0.02)
Net realized and unrealized gain (loss)	6.03		(1.88)

Total from investment operations	5.90		(1.90)

Net asset value, end of period	$22.36		$16.46

Total return (b)	35.84%		(10.35)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$268,121		$188,253
Ratio of expenses to average net assets:
After waivers (a)(f)	1.14	%(j)	1.14	%(j)
Before waivers (a)(f)	1.16%		1.21%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.67)%		(0.49	)%(l)
Before waivers (a)(f)	(0.69)%		(0.56	)%(l)
Portfolio turnover rate^	29%		5	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.14% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

186

EQ ADVISORS TRUST

EQ/SCIENCE AND TECHNOLOGY PORTFOLIO

(EFFECTIVE JANUARY 15, 2020, RENAMED EQ/MFS TECHNOLOGY II PORTFOLIO)

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$25.60		$28.96

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.14)		(0.01)
Net realized and unrealized gain (loss)	12.07		(3.35)

Total from investment operations	11.93		(3.36)

Less distributions:
Dividends from net investment income	—	#	—
Distributions from net realized gains	(0.75)		—

Total dividends and distributions	(0.75)		—

Net asset value, end of period	$36.78		$25.60

Total return (b)	46.68%		(11.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$177,654		$125,681
Ratio of expenses to average net assets:
After waivers (a)(f)	1.15	%(j)	1.15	%(j)
Before waivers (a)(f)	1.28%		1.35%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.44)%		(0.14	)%(l)
Before waivers (a)(f)	(0.58)%		(0.34	)%(l)
Portfolio turnover rate^	117	%(h)	2	%(z)
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 37%.

(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

187

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡
Class IB	2019	2018	2017	2016
Net asset value, beginning of year	$8.76	$10.89	$9.74	$9.14	$10.27		$10.06

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)	(0.04)	(0.05)	(0.02)	(0.05)		(0.02)
Net realized and unrealized gain (loss)	2.99	(0.33)	2.38	0.82	(0.76)		0.63

Total from investment operations	2.98	(0.37)	2.33	0.80	(0.81)		0.61

Less distributions:
Distributions from net realized gains	(1.35)	(1.76)	(1.18)	(0.20)	(0.32)		—

Net asset value, end of year	$10.39	$8.76	$10.89	$9.74	$9.14		$10.67

Total return (b)	34.35%	(4.77)%	24.14%	8.77%	(7.82)%		(6.06)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$162	$118	$124	$100	$92		$—
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.15%	1.15%	1.15%	1.18%	1.21%		1.23%
Before waivers and reimbursements (a)(f)	1.24%	1.23%	1.24%	1.24%	1.21%		1.23%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.10)%	(0.38)%	(0.42)%	(0.25)%	(0.67	)%(l)	(0.69	)%(l)
Before waivers and reimbursements (a)(f)	(0.19)%	(0.46)%	(0.50)%	(0.31)%	(0.67	)%(l)	(0.69	)%(l)
Portfolio turnover rate^	73%	62%	51%	41%	38%		38%
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

188

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.65	$13.99	$11.69	$11.18	$11.49

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.18	0.17	0.16	0.12
Net realized and unrealized gain (loss)	1.99	(1.79)	2.32	0.43	(0.43)

Total from investment operations	2.20	(1.61)	2.49	0.59	(0.31)

Less distributions:
Dividends from net investment income	(0.22)	(0.40)	(0.19)	(0.08)	— #
Distributions from net realized gains	(0.79)	(1.33)	—	—	—

Total dividends and distributions	(1.01)	(1.73)	(0.19)	(0.08)	— #

Net asset value, end of year	$11.84	$10.65	$13.99	$11.69	$11.18

Total return	20.85%	(12.16)%	21.30%	5.26%	(2.68)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,406	$2,449	$3,263	$3,005	$3,279
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.12%	1.13%	1.13%	1.12%
Before waivers and reimbursements (f)	1.14%	1.12%	1.13%	1.13%	1.12%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.82%	1.34%	1.27%	1.48%	1.04%
Before waivers and reimbursements (f)	1.79%	1.34%	1.27%	1.47%	1.04%
Portfolio turnover rate^	13%	18%	10%	13%	13%

	Year Ended December 31,

Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.65	$13.99	$11.69	$11.18	$11.49

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.18	0.17	0.16	0.12
Net realized and unrealized gain (loss)	2.00	(1.79)	2.32	0.43	(0.43)

Total from investment operations	2.21	(1.61)	2.49	0.59	(0.31)

Less distributions:
Dividends from net investment income	(0.22)	(0.40)	(0.19)	(0.08)	— #
Distributions from net realized gains	(0.79)	(1.33)	—	—	—

Total dividends and distributions	(1.01)	(1.73)	(0.19)	(0.08)	— #

Net asset value, end of year	$11.85	$10.65	$13.99	$11.69	$11.18

Total return	20.95%	(12.16)%	21.30%	5.26%	(2.68)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$313,598	$290,065	$370,269	$327,678	$348,348
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.12%	1.13%	1.13%	1.12%
Before waivers and reimbursements (f)	1.14%	1.12%	1.13%	1.13%	1.12%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.81%	1.34%	1.28%	1.48%	1.04%
Before waivers and reimbursements (f)	1.77%	1.34%	1.28%	1.47%	1.04%
Portfolio turnover rate^	13%	18%	10%	13%	13%

189

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,

Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.64	$13.99	$11.69	$11.18	$11.48

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.22	0.20	0.19	0.15
Net realized and unrealized gain (loss)	2.00	(1.81)	2.32	0.43	(0.42)

Total from investment operations	2.24	(1.59)	2.52	0.62	(0.27)

Less distributions:
Dividends from net investment income	(0.25)	(0.43)	(0.22)	(0.11)	(0.03)
Distributions from net realized gains	(0.79)	(1.33)	—	—	—

Total dividends and distributions	(1.04)	(1.76)	(0.22)	(0.11)	(0.03)

Net asset value, end of year	$11.84	$10.64	$13.99	$11.69	$11.18

Total return	21.25%	(12.00)%	21.58%	5.53%	(2.35)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$394,890	$359,476	$468,605	$439,067	$449,565
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.87%	0.88%	0.88%	0.87%
Before waivers and reimbursements (f)	0.89%	0.88%	0.88%	0.88%	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.06%	1.59%	1.54%	1.72%	1.29%
Before waivers and reimbursements (f)	2.02%	1.58%	1.54%	1.71%	1.29%
Portfolio turnover rate^	13%	18%	10%	13%	13%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

190

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$7.70	$10.13	$8.91	$8.35	$9.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.03	0.03	0.07	0.06
Net realized and unrealized gain (loss)	2.78	(1.30)	1.86	0.77	(0.21)

Total from investment operations	2.83	(1.27)	1.89	0.84	(0.15)

Less distributions:
Dividends from net investment income	(0.05)	(0.04)	(0.03)	(0.07)	(0.06)
Distributions from net realized gains	(0.26)	(1.12)	(0.64)	(0.21)	(1.25)

Total dividends and distributions	(0.31)	(1.16)	(0.67)	(0.28)	(1.31)

Net asset value, end of year	$10.22	$7.70	$10.13	$8.91	$8.35

Total return	36.85%	(13.48)%	21.37%	10.16%	(1.46)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$110,520	$85,426	$110,996	$93,896	$95,012
Ratio of expenses to average net assets:
After waivers (f)	1.05%	1.05%	1.05%	1.05%	1.05%
Before waivers (f)	1.20%	1.19%	1.18%	1.20%	1.19%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.49%	0.34%	0.28%	0.80%	0.57%
Before waivers (f)	0.34%	0.20%	0.15%	0.65%	0.44%
Portfolio turnover rate^	79%	47%	65%	61%	54%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

191

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

Class IA	2019	2018	2017		2016	2015
Net asset value, beginning of year	$8.50	$10.42	$8.88		$8.50	$9.47

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	(0.04)	(0.03)		(0.01)	(0.05)
Net realized and unrealized gain (loss)	2.83	(0.46)	2.38		0.60	(0.11)

Total from investment operations	2.79	(0.50)	2.35		0.59	(0.16)

Less distributions:
Distributions from net realized gains	(0.83)	(1.42)	(0.81)		(0.21)	(0.81)

Net asset value, end of year	$10.46	$8.50	$10.42		$8.88	$8.50

Total return	33.06%	(5.78)%	26.69	%(aa)	6.78%	(1.58)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,918	$11,159	$12,688		$12,253	$12,799
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.10%	1.10%		1.13%	1.15%
Before waivers and reimbursements (f)	1.31%	1.31%	1.31%		1.36%	1.31%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.40)%	(0.35)%	(0.26)%		(0.14)%	(0.52)%
Before waivers and reimbursements (f)	(0.61)%	(0.57)%	(0.47)%		(0.36)%	(0.68)%
Portfolio turnover rate^	47%	55%	41%		49%	44%

	Year Ended December 31,

Class IB	2019	2018	2017		2016	2015
Net asset value, beginning of year	$7.96	$9.85	$8.43		$8.08	$9.04

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	(0.04)	(0.02)		(0.01)	(0.05)
Net realized and unrealized gain (loss)	2.64	(0.43)	2.25		0.57	(0.10)

Total from investment operations	2.60	(0.47)	2.23		0.56	(0.15)

Less distributions:
Distributions from net realized gains	(0.83)	(1.42)	(0.81)		(0.21)	(0.81)

Net asset value, end of year	$9.73	$7.96	$9.85		$8.43	$8.08

Total return	32.91%	(5.80)%	26.69	%(aa)	6.76%	(1.53)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$138,052	$119,104	$124,755		$110,295	$114,846
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.10%	1.10%		1.13%	1.15%
Before waivers and reimbursements (f)	1.31%	1.31%	1.31%		1.36%	1.31%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.41)%	(0.35)%	(0.26)%		(0.14)%	(0.52)%
Before waivers and reimbursements (f)	(0.61)%	(0.56)%	(0.47)%		(0.36)%	(0.68)%
Portfolio turnover rate^	47%	55%	41%		49%	44%

192

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,

Class K	2019	2018	2017		2016	2015
Net asset value, beginning of year	$8.71	$10.62	$9.02		$8.63	$9.57

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)	(0.01)	—	#	0.01	(0.03)
Net realized and unrealized gain (loss)	2.90	(0.48)	2.41		0.59	(0.10)

Total from investment operations	2.88	(0.49)	2.41		0.60	(0.13)

Less distributions:
Distributions from net realized gains	(0.83)	(1.42)	(0.81)		(0.21)	(0.81)

Net asset value, end of year	$10.76	$8.71	$10.62		$9.02	$8.63

Total return	33.29%	(5.57)%	26.95	%(aa)	7.07%	(1.24)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$69,814	$53,509	$50,040		$45,875	$37,231
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.85%	0.85%		0.88%	0.90%
Before waivers and reimbursements (f)	1.06%	1.06%	1.06%		1.11%	1.06%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.15)%	(0.10)%	(0.01)%		0.11%	(0.27)%
Before waivers and reimbursements (f)	(0.36)%	(0.31)%	(0.22)%		(0.11)%	(0.43)%
Portfolio turnover rate^	47%	55%	41%		49%	44%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a litigation payment. Without this income, the total return would have been 25.96% for Class IA, 25.92% for Class IB and 26.23% for Class K.

193

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

Class IA	2019		2018	2017	2016	2015
Net asset value, beginning of year	$13.40		$16.97	$15.64	$13.26	$14.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15		0.10	0.09	0.08	0.07
Net realized and unrealized gain (loss)	3.18		(2.19)	1.37	2.45	(0.86)

Total from investment operations	3.33		(2.09)	1.46	2.53	(0.79)

Less distributions:
Dividends from net investment income	(0.20)		(0.11)	(0.13)	(0.15)	(0.10)
Distributions from net realized gains	(1.21)		(1.37)	—	—	—

Total dividends and distributions	(1.41)		(1.48)	(0.13)	(0.15)	(0.10)

Net asset value, end of year	$15.32		$13.40	$16.97	$15.64	$13.26

Total return	25.00%		(12.78)%	9.32%	19.08%	(5.57	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,021		$8,380	$10,133	$12,713	$11,590
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%		1.10%	1.10%	1.13%	1.15%
Before waivers and reimbursements (f)	1.32%		1.31%	1.30%	1.30%	1.29%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.98%		0.58%	0.53%	0.57%	0.52%
Before waivers and reimbursements (f)	0.76%		0.37%	0.33%	0.40%	0.38%
Portfolio turnover rate^	48	%(h)	34%	28%	42%	34%

	Year Ended December 31,

Class IB	2019		2018	2017	2016	2015
Net asset value, beginning of year	$13.10		$16.62	$15.33	$13.00	$13.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15		0.10	0.08	0.08	0.07
Net realized and unrealized gain (loss)	3.10		(2.14)	1.34	2.40	(0.84)

Total from investment operations	3.25		(2.04)	1.42	2.48	(0.77)

Less distributions:
Dividends from net investment income	(0.20)		(0.11)	(0.13)	(0.15)	(0.10)
Distributions from net realized gains	(1.21)		(1.37)	—	—	—

Total dividends and distributions	(1.41)		(1.48)	(0.13)	(0.15)	(0.10)

Net asset value, end of year	$14.94		$13.10	$16.62	$15.33	$13.00

Total return	24.96%		(12.75)%	9.25%	19.06%	(5.55	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$91,980		$82,737	$104,235	$117,604	$103,513
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%		1.10%	1.10%	1.13%	1.15%
Before waivers and reimbursements (f)	1.32%		1.31%	1.30%	1.30%	1.29%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.98%		0.58%	0.54%	0.57%	0.52%
Before waivers and reimbursements (f)	0.76%		0.37%	0.33%	0.40%	0.37%
Portfolio turnover rate^	48	%(h)	34%	28%	42%	34%

194

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,

Class K	2019		2018	2017	2016	2015
Net asset value, beginning of year	$13.40		$16.97	$15.64	$13.26	$14.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19		0.14	0.13	0.12	0.11
Net realized and unrealized gain (loss)	3.17		(2.19)	1.37	2.45	(0.87)

Total from investment operations	3.36		(2.05)	1.50	2.57	(0.76)

Less distributions:
Dividends from net investment income	(0.23)		(0.15)	(0.17)	(0.19)	(0.13)
Distributions from net realized gains	(1.21)		(1.37)	—	—	—

Total dividends and distributions	(1.44)		(1.52)	(0.17)	(0.19)	(0.13)

Net asset value, end of year	$15.32		$13.40	$16.97	$15.64	$13.26

Total return	25.30%		(12.55)%	9.58%	19.39%	(5.33	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$77,710		$62,236	$77,153	$81,322	$66,237
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%		0.85%	0.85%	0.88%	0.90%
Before waivers and reimbursements (f)	1.07%		1.06%	1.05%	1.05%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.24%		0.83%	0.78%	0.82%	0.75%
Before waivers and reimbursements (f)	1.02%		0.62%	0.58%	0.66%	0.61%
Portfolio turnover rate^	48	%(h)	34%	28%	42%	34%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 25%.

(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (5.71)% for Class IA, (5.70)% for Class IB and (5.47)% for Class K.

195

AXA PREMIER VIP TRUST

EQ/CONSERVATIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

Class B	2019		2018		2017		2016		2015
Net asset value, beginning of year	$8.94		$9.46		$9.35		$9.29		$9.56

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14		0.12		0.09		0.08		0.06
Net realized and unrealized gain (loss)	0.69		(0.27)		0.37		0.19		(0.08)

Total from investment operations	0.83		(0.15)		0.46		0.27		(0.02)

Less distributions:
Dividends from net investment income	(0.16)		(0.14)		(0.11)		(0.09)		(0.08)
Distributions from net realized gains	(0.20)		(0.23)		(0.24)		(0.12)		(0.17)

Total dividends and distributions	(0.36)		(0.37)		(0.35)		(0.21)		(0.25)

Net asset value, end of year	$9.41		$8.94		$9.46		$9.35		$9.29

Total return	9.25%		(1.59)%		4.91%		2.95%		(0.26)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,009,701		$1,022,384		$1,170,151		$1,326,851		$1,382,210
Ratio of expenses to average net assets:
After waivers (f)	0.48	%(j)	0.47	%(j)	0.47	%(j)	0.46	%(j)	0.47	%(j)
Before waivers (f)	0.52%		0.52%		0.53%		0.53%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.49%		1.33%		0.91%		0.86%		0.66%
Before waivers (f)(x)	1.45%		1.28%		0.85%		0.80%		0.61%
Portfolio turnover rate^	12%		12%		9%		12%		10%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class A, 1.00% for Class B and 0.75% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

196

AXA PREMIER VIP TRUST

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

Class B	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.79		$11.11		$9.79		$9.12		$9.93

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.24		0.12		0.09		0.06		0.07
Net realized and unrealized gain (loss)	1.77		(1.07)		1.54		0.72		(0.62)

Total from investment operations	2.01		(0.95)		1.63		0.78		(0.55)

Less distributions:
Dividends from net investment income	(0.17)		(0.15)		(0.13)		(0.09)		(0.09)
Distributions from net realized gains	(0.34)		(0.22)		(0.18)		—		(0.17)
Return of capital	—		—		—		(0.02)		—

Total dividends and distributions	(0.51)		(0.37)		(0.31)		(0.11)		(0.26)

Net asset value, end of year	$11.29		$9.79		$11.11		$9.79		$9.12

Total return	20.71%		(8.66)%		16.76%		8.47%		(5.58)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$14,746		$6,962		$6,418		$5,261		$7,220
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.68	%(j)	0.67	%(j)	0.66	%(j)	0.61	%(k)	0.63%
Before waivers and reimbursements (f)	3.12%		3.69%		4.24%		3.84%		3.54%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.18%		1.09%		0.88%		0.64%		0.70%
Before waivers and reimbursements (f)(x)	(0.27)%		(1.94)%		(2.71)%		(2.59)%		(2.21)%
Portfolio turnover rate^	17%		26%		21%		46%		40%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.45% for Class B.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

197

AXA PREMIER VIP TRUST

CHARTERSM CONSERVATIVE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

Class B	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.72		$10.35		$9.78		$9.44		$9.90

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.24		0.21		0.16		0.22		0.16
Net realized and unrealized gain (loss)	0.92		(0.54)		0.63		0.32		(0.42)

Total from investment operations	1.16		(0.33)		0.79		0.54		(0.26)

Less distributions:
Dividends from net investment income	(0.25)		(0.20)		(0.17)		(0.19)		(0.14)
Distributions from net realized gains	(0.11)		(0.10)		(0.05)		(0.01)		(0.06)

Total dividends and distributions	(0.36)		(0.30)		(0.22)		(0.20)		(0.20)

Net asset value, end of year	$10.52		$9.72		$10.35		$9.78		$9.44

Total return	11.96%		(3.30)%		8.07%		5.69%		(2.67)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$43,196		$31,599		$31,053		$28,928		$17,270
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.63	%(j)	0.61	%(j)	0.60	%(j)	0.58	%(k)	0.62%
Before waivers and reimbursements (f)	1.16%		1.23%		1.27%		1.51%		2.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.34%		2.07%		1.53%		2.29%		1.58%
Before waivers and reimbursements (f)(x)	1.81%		1.46%		0.87%		1.37%		0.06%
Portfolio turnover rate^	17%		18%		20%		11%		47%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.25% for Class B.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.06% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

198

AXA PREMIER VIP TRUST

CHARTERSM GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

Class B	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.68		$10.82		$9.73		$9.22		$10.01

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.23		0.15		0.11		0.10		0.08
Net realized and unrealized gain (loss)	1.56		(0.94)		1.33		0.59		(0.53)

Total from investment operations	1.79		(0.79)		1.44		0.69		(0.45)

Less distributions:
Dividends from net investment income	(0.18)		(0.16)		(0.14)		(0.12)		(0.11)
Distributions from net realized gains	(0.28)		(0.19)		(0.21)		(0.06)		(0.23)

Total dividends and distributions	(0.46)		(0.35)		(0.35)		(0.18)		(0.34)

Net asset value, end of year	$11.01		$9.68		$10.82		$9.73		$9.22

Total return	18.64%		(7.42)%		14.81%		7.44%		(4.55)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,099		$14,855		$13,482		$12,410		$11,889
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.65	%(j)	0.64	%(j)	0.62	%(j)	0.60	%(k)	0.63%
Before waivers and reimbursements (f)	1.74%		2.03%		2.28%		2.26%		2.30%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.13%		1.35%		1.04%		1.10%		0.77%
Before waivers and reimbursements (f)(x)	1.04%		(0.03)%		(0.62)%		(0.56)%		(0.90)%
Portfolio turnover rate^	15%		10%		20%		19%		39%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.40% for Class B.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.13% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

199

AXA PREMIER VIP TRUST

CHARTERSM MODERATE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

Class B	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.82		$10.81		$9.81		$9.38		$9.94

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.20		0.17		0.12		0.14		0.12
Net realized and unrealized gain (loss)	1.42		(0.82)		1.14		0.51		(0.45)

Total from investment operations	1.62		(0.65)		1.26		0.65		(0.33)

Less distributions:
Dividends from net investment income	(0.20)		(0.18)		(0.15)		(0.14)		(0.13)
Distributions from net realized gains	(0.25)		(0.16)		(0.11)		(0.08)		(0.10)

Total dividends and distributions	(0.45)		(0.34)		(0.26)		(0.22)		(0.23)

Net asset value, end of year	$10.99		$9.82		$10.81		$9.81		$9.38

Total return	16.62%		(6.17)%		12.83%		6.88%		(3.34)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$35,195		$28,270		$24,243		$21,857		$16,803
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.63	%**(j)	0.62	%(j)	0.61	%(j)	0.59	%(k)	0.63%
Before waivers and reimbursements (f)	1.27%		1.34%		1.45%		1.62%		2.24%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.83%		1.57%		1.18%		1.43%		1.25%
Before waivers and reimbursements (f)(x)	1.19%		0.85%		0.34%		0.40%		(0.37)%
Portfolio turnover rate^	13%		14%		19%		17%		49%
**	Includes tax expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.35% for Class B.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.11% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

200

AXA PREMIER VIP TRUST

CHARTERSM MODERATE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

Class B	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.79		$10.63		$9.80		$9.42		$9.93

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22		0.19		0.16		0.16		0.12
Net realized and unrealized gain (loss)	1.23		(0.70)		0.91		0.43		(0.43)

Total from investment operations	1.45		(0.51)		1.07		0.59		(0.31)

Less distributions:
Dividends from net investment income	(0.23)		(0.19)		(0.16)		(0.16)		(0.13)
Distributions from net realized gains	(0.21)		(0.14)		(0.08)		(0.05)		(0.07)

Total dividends and distributions	(0.44)		(0.33)		(0.24)		(0.21)		(0.20)

Net asset value, end of year	$10.80		$9.79		$10.63		$9.80		$9.42

Total return	14.82%		(4.82)%		10.90%		6.22%		(3.04)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$40,650		$32,858		$33,827		$23,611		$19,789
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.57	%(j)	0.56	%(j)	0.55	%(j)	0.58	%(k)	0.63%
Before waivers and reimbursements (f)	1.20%		1.19%		1.36%		1.52%		1.81%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.10%		1.80%		1.52%		1.67%		1.24%
Before waivers and reimbursements (f)(x)	1.47%		1.17%		0.72%		0.74%		0.06%
Portfolio turnover rate^	15%		13%		35%		13%		39%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.25% for Class B.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.07% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

201

AXA PREMIER VIP TRUST

CHARTERSM SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

Class A	2019		2018		2017		2016		2015
Net asset value, beginning of year	$12.23		$14.39		$12.12		$11.28		$12.04

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.04)		0.01		(0.06)		(0.02)		(0.03)
Net realized and unrealized gain (loss)	4.06		(0.48)		3.01		1.07		(0.70)

Total from investment operations	4.02		(0.47)		2.95		1.05		(0.73)

Less distributions:
Dividends from net investment income	(0.25)		(0.53)		(0.35)		—		(0.03)
Distributions from net realized gains	(1.51)		(1.16)		(0.33)		(0.21)		—

Total dividends and distributions	(1.76)		(1.69)		(0.68)		(0.21)		(0.03)

Net asset value, end of year	$14.49		$12.23		$14.39		$12.12		$11.28

Total return	33.65	%(ff)	(4.57)%		24.42	%(ee)	9.34	%(cc)	(6.05	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	#	$—	#	$—	#	$343		$322
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.55	%(j)	0.55	%(j)	0.55	%(j)	0.48	%(j)	0.46	%(j)
Before waivers and reimbursements (f)	0.63%		0.64%		0.63%		0.64%		0.67%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	(0.31)%		(0.46)%		(0.46)%		(0.14	)%(dd)	(0.23	)%(bb)
Before waivers and reimbursements (f)(x)	(0.39)%		(0.55)%		(0.54)%		(0.30	)%(dd)	(0.44	)%(bb)
Portfolio turnover rate^	10%		10%		12%		3%		9%

	Year Ended December 31,

Class B	2019		2018		2017		2016		2015
Net asset value, beginning of year	$12.03		$14.24		$12.01		$11.18		$11.93

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.04)		(0.07)		(0.06)		(0.01)		(0.03)
Net realized and unrealized gain (loss)	3.92		(0.45)		2.97		1.05		(0.69)

Total from investment operations	3.88		(0.52)		2.91		1.04		(0.72)

Less distributions:
Dividends from net investment income	(0.25)		(0.53)		(0.35)		—		(0.03)
Distributions from net realized gains	(1.51)		(1.16)		(0.33)		(0.21)		—

Total dividends and distributions	(1.76)		(1.69)		(0.68)		(0.21)		(0.03)

Net asset value, end of year	$14.15		$12.03		$14.24		$12.01		$11.18

Total return	33.03	%(ff)	(4.98)%		24.31	%(ee)	9.34	%(cc)	(6.02	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$111,659		$87,765		$97,024		$83,647		$84,337
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.55	%(j)	0.55	%(j)	0.55	%(j)	0.48	%(j)	0.46	%(j)
Before waivers and reimbursements (f)	0.63%		0.64%		0.63%		0.64%		0.67%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	(0.31)%		(0.46)%		(0.48)%		(0.13	)%(dd)	(0.23	)%(bb)
Before waivers and reimbursements (f)(x)	(0.39)%		(0.55)%		(0.56)%		(0.30	)%(dd)	(0.44	)%(bb)
Portfolio turnover rate^	10%		10%		12%		3%		9%

202

AXA PREMIER VIP TRUST

CHARTERSM SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

#	Amount is less than $500.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.45% for Class A and 1.45% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(aa)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.21)% for Class A and (6.18)% for Class B.
(bb)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.46)% after waivers and reimbursements and (0.67)% before waivers and reimbursements.
(cc)	Includes income resulting from a litigation payment. Without this income, the total return would have been 9.07% for Class A and 9.06% for Class B.
(dd)

Includes income resulting from litigation income. Without this income, the ratios would have been (0.43)% after waivers and reimbursements for Class A and Class B and (0.60)% before waivers and reimbursements for Class A and (0.59)% before waivers and reimbursements for Class B.

(ee)	Includes a litigation payment. Without this payment, the total return would have been 24.16% for Class A and 24.05% for Class B.
(ff)	Includes income resulting from a litigation payment. Without this income, the total return would have been 33.37% for Class A and 32.75% for Class B.

203

AXA PREMIER VIP TRUST

CHARTERSM SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,

Class A	2019		2018		2017		2016		2015
Net asset value, beginning of year	$15.12		$17.96		$16.37		$13.23		$15.32

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.03		—	#	0.02		0.04		—	#
Net realized and unrealized gain (loss)	3.66		(2.35)		1.83		3.30		(2.01)

Total from investment operations	3.69		(2.35)		1.85		3.34		(2.01)

Less distributions:
Dividends from net investment income	(0.02)		(0.16)		(0.26)		(0.20)		(0.08)
Distributions from net realized gains	(0.68)		(0.33)		—		—		—

Total dividends and distributions	(0.70)		(0.49)		(0.26)		(0.20)		(0.08)

Net asset value, end of year	$18.11		$15.12		$17.96		$16.37		$13.23

Total return	24.65%		(12.97)%		11.28%		25.22%		(13.14)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,806		$10,796		$14,165		$13,940		$11,735
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.58	%(j)	0.58	%(j)	0.59	%(j)	0.53	%(j)	0.47	%(j)
Before waivers and reimbursements (f)	0.60%		0.60%		0.60%		0.61%		0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.14%		—	%‡‡	0.12%		0.27%		0.03%
Before waivers and reimbursements (f)(x)	0.12%		(0.02)%		0.11%		0.19%		(0.13)%
Portfolio turnover rate^	6%		12%		15%		11%		29%

	Year Ended December 31,

Class B	2019		2018		2017		2016		2015
Net asset value, beginning of year	$15.13		$17.97		$16.38		$13.24		$15.33

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.02		0.01		0.02		0.04		0.01
Net realized and unrealized gain (loss)	3.67		(2.36)		1.83		3.30		(2.02)

Total from investment operations	3.69		(2.35)		1.85		3.34		(2.01)

Less distributions:
Dividends from net investment income	(0.02)		(0.16)		(0.26)		(0.20)		(0.08)
Distributions from net realized gains	(0.68)		(0.33)		—		—		—

Total dividends and distributions	(0.70)		(0.49)		(0.26)		(0.20)		(0.08)

Net asset value, end of year	$18.12		$15.13		$17.97		$16.38		$13.24

Total return	24.63%		(12.96)%		11.27%		25.20%		(13.13)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$148,518		$131,116		$158,012		$162,430		$145,069
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.58	%(j)	0.58	%(j)	0.59	%(j)	0.53	%(j)	0.47	%(j)
Before waivers and reimbursements (f)	0.60%		0.60%		0.60%		0.60%		0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.14%		0.04%		0.10%		0.28%		0.05%
Before waivers and reimbursements (f)(x)	0.11%		0.02%		0.09%		0.20%		(0.10)%
Portfolio turnover rate^	6%		12%		15%		11%		29%
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.45% for Class A and 1.45% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

204

VOTING INFORMATION

The following information applies to the Reorganization of the Acquired Portfolio for which you are entitled to vote.

Voting Rights

Shareholders with amounts invested in shares of an Acquired Portfolio at the close of business on February 28, 2020 (the “Record Date”) will be entitled to attend by telephone and vote for the applicable Acquired Portfolio at the Meeting with respect to their shares as of the Record Date.

Each whole share of an Acquired Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table below shows the number of outstanding shares of each Acquired Portfolio as of the Record Date that are entitled to vote at the Meeting. AXA Equitable owned of record a substantial majority of those shares.

Acquired Portfolio	Total Number	Number of Class IA	Number of Class IB	Number of Class K	Number of Class A	Number of Class B
EQ/Franklin Templeton Allocation Managed Volatility Portfolio	117,828,495	542,824	117,285,671	0
EQ/MFS Technology II Portfolio	4,769,567	0	4,769,567	0
EQ/Templeton Global Equity Managed Volatility Portfolio	58,700,819	193,831	25,949,921	32,557,067
EQ/UBS Growth and Income Portfolio	10,589,607	0	10,589,607	0
Multimanager Mid Cap Growth Portfolio	21,722,244	1,314,167	14,005,776	6,402,301
Multimanager Mid Cap Value Portfolio	11,714,200	647,527	6,057,714	5,008,959
CharterSM Aggressive Growth Portfolio	1,285,884				0	1,285,884
CharterSM Conservative Portfolio	4,056,891				0	4,056,891
CharterSM Growth Portfolio	2,461,116				0	2,461,116
CharterSM Moderate Growth Portfolio	3,261,070				0	3,261,070
CharterSM Moderate Portfolio	3,686,625				0	3,686,625
CharterSM Small Cap Growth Portfolio	7,706,446				7	7,706,439
CharterSM Small Cap Value Portfolio	8,790,366				694,661	8,095,705

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If a shareholder executes a proxy but gives no voting instructions, that shareholder’s shares that are represented by that proxy will be voted “FOR” the respective Proposal and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the respective Trust. To be effective, such revocation must be received by the respective Trust prior to the Meeting. In addition, although mere attendance by telephone at the Meeting will not revoke a proxy, a shareholder attending the Meeting by telephone may withdraw his or her proxy by voting at the Meeting.

Contractholders with amounts allocated to an Acquired Portfolio on the Record Date will be entitled to be attend by telephone and provide voting instructions for the Acquired Portfolio at the Meeting with respect to shares held indirectly as of the Record Date. Voting instructions may be solicited, and such instructions may be provided, in the same manner as proxies as described herein. An Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in an Acquired Portfolio for which an Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” the respective Proposal, and the Insurance Company may vote in its discretion with respect to other matters not now known that may be presented at the Meeting. An Insurance Company will vote in its discretion on any proposal to adjourn or postpone the Meeting. Shares in each investment division of a Separate Account for which an Insurance Company receives no timely

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voting instructions from Contractholders, or which are attributable to amounts retained by an Insurance Company and its affiliates as surplus or seed money, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the respective Proposal, or as an abstention, in the same proportion as the shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by an Insurance Company, it is possible that a small number of Contractholders could determine whether a Proposal is approved.

Voting instructions executed by a Contractholder may be revoked at any time prior to an Insurance Company’s voting the shares represented thereby by the Contractholder providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Insurance Company with proper later-dated voting instructions by voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting by telephone may provide voting instructions orally at the Meeting, thereby canceling any voting instruction previously given provided that the Contractholder confirms such instructions in writing by the close of business on May 22, 2020. Proxies executed by an Insurance Company may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by an Insurance Company representative attending the Meeting and voting by telephone.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

Required Shareholder Vote

Approval of the Reorganization Plan with respect to a Reorganization involving an Acquired Portfolio will require the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (2) more than 50% of its outstanding voting securities. “Voting securities” refers to the shares of an Acquired Portfolio.

The presence, by telephone or by proxy, of at least one-third of the shares of an Acquired Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business, with respect to that Acquired Portfolio, at the Meeting. A quorum will be reached due to AXA Equitable’s direct or indirect ownership of each Trust’s shares, as described below.

Abstentions are counted as shares present at the Meeting in determining whether a quorum is present but do not count as votes cast for or against a Proposal. Therefore, abstentions will have the same effect as a vote “against” a Proposal because each Proposal requires the affirmative vote of a specified majority of the applicable Acquired Portfolio’s outstanding voting securities.

To each Trust’s knowledge, as of the Record Date, the officers and Trustees owned, as a group, less than 1% of the shares of each Acquired Portfolio.

AXA Equitable and certain of its affiliates may be deemed to be control persons of EQ Trust and VIP Trust by virtue of their direct or indirect ownership of a substantial majority of each Trust’s shares. Shareholders owning more than 25% of the outstanding shares of an Acquired Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote. As of the Record Date, except as set forth in Appendix C, to each Trust’s knowledge, (1) no person, other than the Insurance Companies, owned beneficially or of record more than 5% of the outstanding Class IA, Class IB, Class A, Class B, or Class K shares, as applicable, of each Acquired Portfolio, and (2) no Contractholder owned Contracts entitling such Contractholder to provide voting instructions regarding more than 5% of the outstanding Class IA, Class IB, Class A, Class B, or Class K shares, as applicable, of each Acquired Portfolio.

Shareholders do not have appraisal or similar rights of dissenters with respect to the Proposals.

Solicitation of Proxies and Voting Instructions

Solicitation of proxies and voting instructions is being made by each Trust primarily by the mailing of this Notice and Combined Proxy Statement/Prospectus with its enclosures on or about April 7, 2020. The principal solicitation will be by mail, but proxies and voting instructions also may be solicited by telephone, fax, personal

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interview by directors, officers, employees or agents of the Adviser or its affiliates, or each Trust or its affiliates, without additional compensation, through the Internet, or other permissible means. Shareholders can vote proxies: (1) by Internet at our website at www.proxyvote.com; (2) by telephone at 1-800-690-6903; or (3) by mail, with the enclosed proxy card. Contractholders can provide voting instructions: (1) by Internet at our website at www.proxyvote.com; (2) by telephone at 1-800-690-6903; or (3) by mail, with the enclosed voting instruction card. In lieu of executing a proxy card or voting instruction card, you may attend the Meeting by telephone.

The cost of the Meeting, including the expenses of printing and mailing the Combined Proxy Statement/Prospectus, the cost of solicitation of proxies and voting instructions and the expenses associated with reimbursing insurance companies or others for their reasonable expenses in forwarding solicitation material to beneficial owners, as well as the legal costs of fund counsel relating thereto, will be borne by each class of each Acquired Portfolio. The cost of the Reorganizations is estimated to be $836,000, which will be allocated based on shareholder accounts among the Acquired Portfolios. However, the Adviser will pay expenses relating to the Reorganizations that exceed a class’s expense cap. Accordingly, if the current expense ratio of an Acquired Portfolio (or a class thereof) equals or exceeds its expense limit, the Adviser will bear that Acquired Portfolio’s (or class’) expenses associated with the Reorganization.

The Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the distribution of proxy materials and the solicitation and tabulation of proxies for the Meeting. Broadridge will receive a total fee of approximately $243,000 for its proxy solicitation services, all of which costs will be borne as described above.

Adjournment or Postponement

If a quorum is not established at the Meeting or if sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement of the Meeting will require the affirmative vote of a majority of the shares represented by telephone or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in their discretion on any such adjournment or postponement. A shareholder vote may be taken on one or more of the items in this Combined Proxy Statement/Prospectus prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and any adjourned session will be borne as described above.

Submission of Certain Shareholder Proposals

Neither Trust is required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by such Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting.

Other Matters

The Trusts do not know of any matters to be presented at the Meeting other than those described in this Combined Proxy Statement/Prospectus. If other business properly comes before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

* * * * *

Copies of EQ Trust’s and VIP Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to Contractholders. Contractholders may request additional copies of each Trust’s annual or semi-annual reports, free of charge, by writing to the respective Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-877-522-5035.

We need your vote. It is important that you execute and return all of your proxy or voting instruction cards promptly.

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APPENDIX A.1

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of                , 2020, between EQ ADVISORS TRUST, a Delaware statutory trust (“EQAT”), on behalf of Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, EQ/MFS Technology II Portfolio, EQ/UBS Growth and Income Portfolio and EQ/Franklin Templeton Allocation Managed Volatility Portfolio, each a segregated portfolio of assets (“series”) thereof (each, a “Target”) and on behalf of EQ/Janus Enterprise Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/MFS Technology Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, and 1290 VT Small Cap Value Portfolio, each also a series thereof (each an “Acquiring Portfolio”), and AXA PREMIER VIP TRUST, also a Delaware statutory trust (“VIP”), on behalf of CharterSM Small Cap Growth Portfolio and CharterSM Small Cap Value Portfolio, each a series thereof (each, also a “Target”). (Each Target and Acquiring Portfolio is sometimes referred to herein as a “Portfolio,” each of EQAT and VIP is sometimes referred to herein as an “Investment Company,” and the Investment Company of which a Target is a series is sometimes referred to herein as a “Target Investment Company.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Portfolio, and of and by each Investment Company, as applicable, on its behalf, contained herein shall be deemed to be the Obligations of that Portfolio only, (2) all rights and benefits created hereunder in favor of a Portfolio shall inure to and be enforceable by the Investment Company of which that Portfolio is a series on that Portfolio’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Portfolio or Investment Company of its Obligations set forth herein.

Each Investment Company currently sells voting shares of beneficial interest in its Portfolios, $0.001 par value per share (“shares”), to (1) separate accounts of AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company (in the case of EQAT), or other affiliated or unaffiliated insurance companies (“Separate Accounts”) in connection with certain variable annuity certificates and contracts and variable life insurance policies (collectively, “Contracts”) issued thereby and (2) The AXA Equitable 401(k) Plan. Shares in each Portfolio also may be sold to (3) other tax-qualified retirement plans and (4) other investors eligible under applicable regulations under the Internal Revenue Code of 1986, as amended (“Code”) (“Regulations”). Class K shares of EQAT and certain series of VIP not involved in the transactions contemplated hereby are sold only to other series thereof and certain group annuity and retirement plans. The Portfolios are underlying investment options for the Separate Accounts to fund Contracts. Under applicable law, the assets of all the Separate Accounts (i.e., the shares in the Portfolios) are the property of AXA Equitable, which is the owner of record of those shares, and are held for the benefit of the Contract holders.

The Investment Companies wish to effect seven separate reorganizations described in section 368(a)(1)(D) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)). Each reorganization shall consist of (1) the transfer of all of a Target’s assets to the Acquiring Portfolio listed on Schedule A to this Agreement (“Schedule A”) opposite its name (“corresponding Acquiring Portfolio”) in exchange for shares in that Acquiring Portfolio and that Acquiring Portfolio’s assumption of all of that Target’s liabilities, (2) the distribution of those shares pro rata to that Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) that Target’s termination as a series of the relevant Target Investment Company, all on the terms and conditions set forth herein (all the foregoing transactions involving each Target and its corresponding Acquiring Portfolio being referred to herein collectively as a “Reorganization”). The consummation of one Reorganization is not contingent on the consummation of any other Reorganization. (For convenience, the balance hereof — except the paragraph below describing the Portfolios’ share classes, paragraphs that mention a “VIP Reorganization” or an “EQAT Reorganization” or both, and paragraphs 1.3 and 7.2 — refers only to a single Reorganization, one Target, and one Acquiring Portfolio, but the terms and conditions hereof shall apply separately to each Reorganization and the Portfolios participating therein.)

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Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of either Investment Company, (1) has duly approved this Agreement and the transactions contemplated hereby and has duly authorized its performance hereof on its Portfolio’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of its Portfolio and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Each Target that is a series of VIP offers two classes of shares, designated Class A and Class B shares (“Class A Target Shares” and “Class B Target Shares,” respectively); and each Target that is a series of EQAT offers up to three classes of shares, designated Class IA, Class IB and Class K shares (“Class IA Target Shares,” “Class IB Target Shares” and “Class K Target Shares,” respectively, and, together with Class A Target Shares and Class B Target Shares, “Target Shares”). Each Acquiring Portfolio also offers up to three classes of shares, Class IA, Class IB and Class K shares (“Class IA Acquiring Portfolio Shares,” “Class IB Acquiring Portfolio Shares” and “Class K Acquiring Portfolio Shares,” respectively, and collectively, “Acquiring Portfolio Shares”); although with respect to some Reorganizations, all of the share classes are not involved in the Reorganization and are not included in the term “Target Shares” or “Acquiring Portfolio Shares,” as applicable. The Portfolios’ similarly designated classes of shares have identical characteristics, rights, and preferences.

In consideration of the mutual promises contained herein, the parties agree as follows:

1.    PLAN OF REORGANIZATION AND TERMINATION

1.1.    Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Portfolio. In exchange therefor, Acquiring Portfolio shall —

(a)    issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place)

(1) in the case of each Reorganization involving a Target that is a series of EQAT (i.e., the Reorganization involving the Portfolios listed on the first five lines of Schedule A) (each, an “EQAT Reorganization”), (i) Class IA Acquiring Portfolio Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Class IA Target Shares by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of a Class IA Acquiring Portfolio Share, (ii) Class IB Acquiring Portfolio Shares determined by dividing the Target Value attributable to Class IA Target Shares or Class IB Target Shares, as applicable, by the NAV of a Class IB Acquiring Portfolio Share, and (iii) Class K Acquiring Portfolio Shares determined by dividing the Target Value attributable to the Class K Target Shares by the NAV of a Class K Acquiring Portfolio Share (as more fully described on Schedule A), and

(2) in the case of each Reorganization involving a Target that is a series of VIP (i.e., the Reorganizations involving the Portfolios listed on the last two lines of Schedule A) (each, a “VIP Reorganization”), Class IB Acquiring Portfolio Shares determined by dividing the Target Value attributable to the Class A Target Shares or Class B Target Shares, as applicable, by the NAV of a Class IB Acquiring Portfolio Share (as more fully described on Schedule A), and

(b)    assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

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1.2.    The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records — Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Target’s books at that time; and Target has no unamortized or unpaid organizational fees or expenses that, in the case of each VIP Reorganization, have not previously been disclosed in writing to EQAT.

1.3.    The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to herein, except expenses borne by another Target pursuant to paragraph 7.2. Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4.    If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time (including any such gain realized and recognized pursuant to the transactions comprising the Reorganization), then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain - and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively — for all federal income and excise tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under sections 852 or 4982 for the current and any prior tax periods.

1.5.    At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to the Separate Accounts for which AXA Equitable holds Target Shares of record at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then so held and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by EQAT’s transfer agent’s opening accounts on Acquiring Portfolio’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Portfolio Shares to those newly opened and existing accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Portfolio Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class A Target Shares or Class B Target Shares shall be credited with the respective pro rata number of full and fractional Class IB Acquiring Portfolio Shares due that Shareholder, the account for each Shareholder that holds Class IA Target Shares shall be credited with the respective pro rata number of full and fractional Class IA or Class IB Acquiring Portfolio Shares, as applicable, due that Shareholder, the account for each Shareholder that holds Class IB Target Shares shall be credited with the respective pro rata number of full and fractional Class IB Acquiring Portfolio Shares due that Shareholder, and the account for each Shareholder that holds Class K Target Shares shall be credited with the respective pro rata number of full and fractional Class K Acquiring Portfolio Shares due that Shareholder). The aggregate NAV of Acquiring Portfolio Shares of each class to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares of the corresponding class that Shareholder holds at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. EQAT shall not issue certificates representing the Acquiring Portfolio Shares issued in connection with the Reorganization.

1.6.    Any transfer taxes payable on issuance and transfer of Acquiring Portfolio Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

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1.7.    After the Effective Time, Target shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.5 — as provided there, on making that distribution Target’s liquidation shall be complete for federal tax purposes — (a) Target shall be terminated as a series of the Target Investment Company and (b) the Target Investment Company shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination.

1.8.    Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time, except as otherwise agreed to by the Investment Companies, the Target Investment Company shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns to be duly filed with the appropriate taxing authorities.

2.    VALUATION

2.1.    For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Target Investment Company’s then-current prospectus and statement of additional information (“Pro/SAI”) including Target and valuation procedures established by its Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2.    For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Portfolio Shares shall be computed at the Valuation Time, using the Valuation Procedures.

2.3.    All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by AXA Equitable Funds Management Group, LLC (“FMG LLC”), in its capacity as each Investment Company’s administrator, or (b) in the case of securities subject to fair valuation, in accordance with the respective Valuation Procedures.

3.    CLOSING AND EFFECTIVE TIME

3.1.    Unless the Investment Companies agree otherwise (or in the case of an EQAT Reorganization EQAT determines otherwise), all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on June 6, 2020, or a later date as to which they agree (or EQAT determines) (“Effective Time”). If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Portfolio (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that, in either Board’s (or, in the case of an EQAT Reorganization, EQAT’s Board’s) judgment, accurate appraisal of the value of either Portfolio’s net assets and/or the NAV per share of either class of Acquiring Portfolio Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Investment Companies’ offices or at another place as to which they agree.

3.2.    The Investment Companies shall direct the custodian of the Portfolios’ assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Portfolio at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3.    The Target Investment Company shall direct its transfer agent to deliver to EQAT at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification

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number of each Shareholder, (b) the number of full and fractional shares in each outstanding class of Target Shares each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time.

3.4.    EQAT shall direct its transfer agent to deliver to the Target Investment Company, (a) at the Closing, a confirmation, or other evidence satisfactory to the Target Investment Company, that the Acquiring Portfolio Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Portfolio’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).

3.5.    Each Investment Company in a VIP Reorganization shall deliver to the other at the Closing (a) a Certificate in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby and (b) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests.

4.    REPRESENTATIONS AND WARRANTIES

4.1.    The Target Investment Company, on Target’s behalf, represents and warrants to EQAT, on Acquiring Portfolio’s behalf, as follows (or, in the case of an EQAT Reorganization, EQAT’s obligation to implement this Agreement on Acquiring Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time):

4.1.1.    The Target Investment Company (a) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (a “Delaware Statutory Trust”), and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.1.2.    Target is a duly established and designated series thereof;

4.1.3.    The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of the Target Investment Company’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of the Target Investment Company, with respect to Target, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

4.1.4.    At the Effective Time, the Target Investment Company, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, EQAT, on Acquiring Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

4.1.5.    The Target Investment Company, with respect to Target, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, VIP’s Agreement and Declaration of Trust (“VIP Declaration”) (in the case of a VIP Reorganization) or EQAT’s Amended and Restated Declaration of Trust, as amended (“EQAT Declaration”) (in the case of an EQAT Reorganization) (each, a “Declaration”) or Bylaws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Target Investment Company, with respect to Target or on its behalf,

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is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Target Investment Company, with respect to Target or on its behalf, is a party or by which it is bound;

4.1.6.    At or before the Effective Time, either (a) all material contracts and other commitments of or applicable to Target (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (b) provision for discharge, and/or Acquiring Portfolio’s assumption, of any liabilities of Target thereunder will be made, without either Portfolio’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Target Investment Company, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

4.1.7.    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Target Investment Company’s knowledge, threatened against the Target Investment Company, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Target Investment Company, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Target Investment Company’s ability to consummate the transactions contemplated hereby;

4.1.8.    Target’s Statement of Assets and Liabilities, Portfolio of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, [2019], have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PwC”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements (copies of which VIP, in the case of a VIP Reorganization, has furnished to EQAT) present fairly, in all material respects, Target’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Target Investment Company’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.1.9. Since December 31, [2019], there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;

4.1.10. All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Target Investment Company’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

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4.1.11. Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.12.    Target is in the same line of business as Acquiring Portfolio is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(h); from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; and from the Approval Time through the Effective Time, Target (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Portfolio’s investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC and (2) has not changed, and will not change, its historic investment policies in connection with the Reorganization;

4.1.13.    At the Effective Time, (1) at least 33 1/3% of Target’s portfolio assets — including, for these purposes, a proportionate share of the portfolio assets of any RIC (including an exchange-traded fund that is a RIC) in which Target invests — will meet Acquiring Portfolio’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (2) Target will not have altered its portfolio in connection with the Reorganization to meet that 33 1/3% threshold, and (3) Target will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;

4.1.14.    To the best of the Investment Company’s management’s knowledge, there is no plan or intention by Target’s shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Portfolio Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Portfolio Shares) to a number of shares that is less than 50% of the current number of Target Shares outstanding;

4.1.15.    During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Portfolio Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for (i) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (ii) other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

4.1.16. All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Target Investment Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target

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does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

4.1.17.    Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

4.1.18.    Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.1.19.    Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Target invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.1.20.    On the effective date of the Registration Statement (as defined in paragraph 4.3.1), at the time of the Shareholders Meeting (as defined in paragraph 5.2), and at the Effective Time, the Target Investment Company’s Pro/SAI including Target will (a) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.21.    The information to be furnished by the Target Investment Company for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.22.    The Acquiring Portfolio Shares to be delivered to Target hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and

4.1.23.    The Declaration permits the Target Investment Company to vary its shareholders’ investment; the Target Investment Company does not have a fixed pool of assets -- each series thereof (including Target) is a managed portfolio of securities, and FMG LLC and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.2.    EQAT, on Acquiring Portfolio’s behalf, represents and warrants to the Target Investment Company, on Target’s behalf, as follows (or, in the case of an EQAT Reorganization, EQAT’s obligation to implement this Agreement on Target’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time):

4.2.1.    EQAT (a) is a Delaware Statutory Trust, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.2.2.    Acquiring Portfolio is a duly established and designated series of EQAT;

4.2.3.    The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of EQAT’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of EQAT, with respect to Acquiring Portfolio, enforceable in accordance with its terms, except as they may be

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limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and general principles of equity;

4.2.4.    No consideration other than Acquiring Portfolio Shares (and Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

4.2.5.    EQAT, with respect to Acquiring Portfolio, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, the EQAT Declaration or EQAT’s Bylaws, or any Undertaking to which EQAT, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which EQAT, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound;

4.2.6.    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to EQAT’s knowledge, threatened against EQAT, with respect to Acquiring Portfolio or any of its properties or assets attributable or allocable to Acquiring Portfolio, that, if adversely determined, would materially and adversely affect Acquiring Portfolio’s financial condition or the conduct of its business; and EQAT, on Acquiring Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Portfolio’s business or EQAT’s ability to consummate the transactions contemplated hereby;

4.2.7.    Acquiring Portfolio’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended December 31, [2019], have been audited by PwC and are in accordance with GAAP; those Statements (copies of which, in the case of a VIP Reorganization, EQAT has furnished to VIP) present fairly, in all material respects, Acquiring Portfolio’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to EQAT’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Portfolio required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.2.8.    Since December 31, [2019], there has not been any material adverse change in Acquiring Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Portfolio of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Acquiring Portfolio’s NAV due to declines in market values of securities Acquiring Portfolio holds, the discharge of Acquiring Portfolio’s liabilities, or the redemption of Acquiring Portfolio Shares by its shareholders will not constitute a material adverse change;

4.2.9.    All Returns of Acquiring Portfolio required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of EQAT’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Portfolio (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.2.10.    Acquiring Portfolio is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by

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filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Portfolio is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Portfolio has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Portfolio has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Portfolio will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.11.    Acquiring Portfolio is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Portfolio will continue, and has no plan or intention to change, that line of business;

4.1.12.    At the Effective Time, Acquiring Portfolio (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;

4.1.13.    Following the Reorganization, Acquiring Portfolio will (1) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Portfolio (3) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

4.1.14.    Acquiring Portfolio does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

4.1.15.    Acquiring Portfolio has no plan or intention to issue additional Acquiring Portfolio Shares following the Reorganization, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Portfolio or any person Related to it have any plan or intention at the Effective Time to acquire or redeem any Acquiring Portfolio Shares issued in the Reorganization - either directly or through any transaction, agreement, or arrangement with any other person — except for redemptions Acquiring Portfolio will make as such a series pursuant to section 22(e) of the 1940 Act;

4.1.16.    Before or in the Reorganization, neither Acquiring Portfolio nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Portfolio Shares;

4.1.17.    Acquiring Portfolio is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.1.18.    There is no plan or intention for Acquiring Portfolio to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

4.1.19.    Assuming satisfaction of the condition in paragraph 4.1(p), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Portfolio’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more

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than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Acquiring Portfolio invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.2.20.    All issued and outstanding Acquiring Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by EQAT and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor are there outstanding any securities convertible into any Acquiring Portfolio Shares; and the Acquiring Portfolio Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (a) will have been duly authorized by EQAT and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Portfolio Shares, fully paid and non-assessable by EQAT;

4.2.21.    On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, (a) EQAT’s Pro/SAI including Acquiring Portfolio will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) that Pro/SAI and the prospectus included in the Registration Statement will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from that prospectus made in reliance on and in conformity with information furnished by the Target Investment Company for use therein;

4.2.22.    The information to be furnished by EQAT for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

4.2.23. The EQAT Declaration permits EQAT to vary its shareholders’ investment; EQAT does not have a fixed pool of assets — each series thereof (including Acquiring Portfolio) is a managed portfolio of securities, and FMG LLC and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.3.    Each Investment Company, on its Portfolio’s behalf, represents and warrants to the other Investment Company, on its Portfolio’s behalf, as follows (or, in the case of an EQAT Reorganization, EQAT’s obligation to implement this Agreement on each Portfolio’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time):

4.3.1.    No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for its execution, delivery, and performance hereof on its Portfolio’s behalf, except for (a) EQAT’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and a post-effective amendment to EQAT’s registration statement on Form N-1A and (b) consents, filings, and orders that have been made or received or may be required after the Effective Time;

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4.3.2.    The fair market value of the Acquiring Portfolio Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor; and

4.3.3.    The Investment Company’s management (1) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Portfolio or (ii) any portion of the Acquiring Portfolio Shares they receive in the Reorganization to any person Related to Acquiring Portfolio, (2) does not anticipate dispositions of those Acquiring Portfolio Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares in Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Portfolio Shares immediately following the Reorganization;

4.3.4.    Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

4.3.5.    The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Portfolio and those to which the Assets are subject;

4.3.6.    At the Effective Time, there will be no intercompany indebtedness existing between the Portfolios that was issued, acquired, or settled at a discount;

4.3.7.    Pursuant to the Reorganization, Target will transfer to Acquiring Portfolio, and Acquiring Portfolio will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions pursuant to section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

4.3.8.    None of the compensation AXA Equitable or any affiliate thereof receives as a service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that AXA Equitable (on any Shareholder’s behalf) holds; none of the Acquiring Portfolio Shares AXA Equitable (on any Shareholder’s behalf) receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to AXA Equitable or any affiliate thereof will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

4.3.9.    Immediately after the Reorganization, AXA Equitable (through the Separate Accounts) will own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Portfolio;

4.3.10.    No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Portfolio, AXA Equitable or any affiliate thereof (including FMG LLC), or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Portfolio Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

4.3.11.    There will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and Acquiring Portfolio will not pay cash in lieu of fractional Acquiring Portfolio Shares in connection with the Reorganization;

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4.3.12.    The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and

4.3.13.    The principal purpose of Acquiring Portfolio’s assumption of the Liabilities is a bona fide business purpose and is not avoidance of federal income tax on the transaction.

5.    COVENANTS

5.1.    Each Investment Company covenants to operate its Portfolio’s business in the ordinary course between the date hereof and the Closing, it being understood that:

(a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Portfolio’s normal business activities; and

(b) each Portfolio will retain exclusive control of the composition of its portfolio until the Closing.

5.2.    The Target Investment Company covenants to call and hold a meeting of Target’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.3.    The Target Investment Company covenants that it will assist EQAT in obtaining information EQAT reasonably requests concerning the beneficial ownership of Target Shares.

5.4.    The Target Investment Company covenants that it will turn over its books and records regarding Target (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to EQAT at the Closing.

5.5.    Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.6.    Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) EQAT, on Acquiring Portfolio’s behalf, title to and possession of all the Assets, and (b) the Target Investment Company, on Target’s behalf, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7.    EQAT covenants to use all reasonable efforts to obtain the consents required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to continue Acquiring Portfolio’s operations after the Effective Time.

5.8.    The Target Investment Company covenants to distribute all the Acquiring Portfolio Shares it receives in the Reorganization to the Shareholders in complete liquidation of Target.

5.9.    Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.    CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) the other Investment Company’s performance of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time,

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with the same force and effect as if made at that time (except that clauses (a) and (b) shall not apply in the case of an EQAT Reorganization), and (c) the following further conditions that, at or before that time:

6.1.    This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Target’s shareholders at the Shareholders Meeting (including any adjournments or postponements thereof);

6.2.    All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties, provided that either Investment Company may for itself waive any of those conditions;

6.3.    At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.4.    Each Investment Company shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 6, may treat them as representations and warranties the Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel (collectively, “Representations”). The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) — for federal income tax purposes:

(a)    Target’s transfer of the Assets to Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and Acquiring Portfolio’s assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(D)), and each Portfolio will be “a party to a reorganization” (within the meaning of section 368(b));

(b)    Target will recognize no gain or loss on the transfer of the Assets to Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and Acquiring Portfolio’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

(c)    Acquiring Portfolio will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities;

(d)    Acquiring Portfolio’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Portfolio’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

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(e)    A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Portfolio Shares pursuant to the Reorganization; and

(f)    A Shareholder’s aggregate basis in the Acquiring Portfolio Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Portfolio Shares, and its holding period for those Acquiring Portfolio Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Portfolios or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

6.5.    EQAT, on Acquiring Portfolio’s behalf, shall have executed and delivered at or before the Closing a Certificate confirming that EQAT, on Acquiring Portfolio’s behalf, assumes all of the Liabilities; and

6.6.    At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraphs 6.1 and 6.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Portfolio’s shareholders’ interests.

7.    BROKERAGE FEES AND EXPENSES

7.1.    Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2.    The expenses of the Reorganizations shall be borne by all the Targets in proportion to their respective numbers of Contract holder accounts at the Effective Time, except that (a) no Target shall bear any brokerage or similar expenses incurred by or for the benefit of another Portfolio in connection with the Reorganization, which shall be borne by the Portfolio that directly incurs them, and (b) expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in that Portfolio’s disqualification as a RIC.

8.    ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.    TERMINATION OF AGREEMENT

This Agreement may be terminated at any time at or before the Closing:

9.1.    By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2020, or another date to which the Investment Companies agree; or

9.2.    By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 9.1© or (d) or 9.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

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10.    AMENDMENTS

In the case of a VIP Reorganization, the Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, and in the case of an EQAT Reorganization, EQAT’s Board may do so (solely with respect to that EQAT Reorganization), notwithstanding Target’s shareholders’ approval hereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

11.    MISCELLANEOUS

11.1.    This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2.    Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company, on its Portfolio’s behalf, and their respective successors and assigns any rights or remedies under or by reason hereof.

11.3    Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Portfolio but are only binding on and enforceable against its property attributable to and held for the benefit of its Portfolio (“Portfolio’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims hereunder on its or its Portfolio’s behalf, shall look only to the other Portfolio’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4    Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.5.    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

EQ ADVISORS TRUST, on behalf of its series listed on Schedule A

By:
Name:
Title:

AXA PREMIER VIP TRUST, on behalf of its series listed on Schedule A

By:
Name:
Title:

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SCHEDULE A

TARGETS (Series of EQAT)	ACQUIRING PORTFOLIOS (All Series of EQAT)

Multimanager Mid Cap Growth Portfolio Class IA, Class IB, Class K	EQ/Janus Enterprise Portfolio Class IA, Class IB, Class K

Multimanager Mid Cap Value Portfolio Class IA, Class IB, Class K	EQ/American Century Mid Cap Value Portfolio Class IB, Class IB, Class K

EQ/MFS Technology II Portfolio Class IB	EQ/MFS Technology Portfolio Class IB

EQ/UBS Growth and Income Portfolio Class IB	EQ/Capital Guardian Research Portfolio Class IB

EQ/ Franklin Templeton Allocation Managed Volatility Portfolio Class IA, Class IB	EQ/Aggressive Growth Strategy Portfolio Class IB, Class IB

(Series of VIP)

CharterSM Small Cap Growth Portfolio Class A, Class B	EQ/Morgan Stanley Small Cap Growth Portfolio Class IB, Class IB

CharterSM Small Cap Value Portfolio Class A, Class B	1290 VT Small Cap Value Portfolio Class IB, Class IB

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APPENDIX A.2

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of            , 2020, between EQ ADVISORS TRUST, a Delaware statutory trust (“EQAT”), on behalf of All Asset Growth — Alt 20 Portfolio and 1290 VT SmartBeta Equity Portfolio, each a segregated portfolio of assets (“series”) thereof (each, an “Acquiring Portfolio”), and EQ/Templeton Global Equity Managed Volatility Portfolio, also a series thereof (a “Target”), and AXA PREMIER VIP TRUST, also a Delaware statutory trust (“VIP”), on behalf of EQ/Conservative Allocation Portfolio, a series thereof (also, an “Acquiring Fund”), and CharterSM Conservative Portfolio, CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Growth Portfolio and CharterSM Moderate Portfolio, each a series thereof (each, also a “Target”). (Each Target and Acquiring Portfolio is sometimes referred to herein as a “Portfolio,” each of EQAT and VIP is sometimes referred to herein as an “Investment Company,” the Investment Company of which a Target is a series is sometimes referred to herein as a “Target Investment Company”, and the Investment Company of which the Acquiring Portfolio is a series is sometimes referred to herein as an “Acquiring Portfolio Investment Company”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Portfolio, and of and by each Investment Company, as applicable, on its behalf, contained herein shall be deemed to be the Obligations of that Portfolio only, (2) all rights and benefits created hereunder in favor of a Portfolio shall inure to and be enforceable by the Investment Company of which that Portfolio is a series on that Portfolio’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Portfolio or Investment Company of its Obligations set forth herein.

Each Investment Company currently sells voting shares of beneficial interest in its Portfolios, $0.001 par value per share (“shares”), to (1) separate accounts of AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company (in the case of EQAT), or other affiliated or unaffiliated insurance companies (“Separate Accounts”) in connection with certain variable annuity certificates and contracts and variable life insurance policies (collectively, “Contracts”) issued thereby and (2) The AXA Equitable 401(k) Plan. Shares in each Portfolio also may be sold to (3) other tax-qualified retirement plans and (4) other investors eligible under applicable regulations under the Internal Revenue Code of 1986, as amended (“Code”) (“Regulations”). Class K shares of EQAT and certain series of VIP not involved in the transactions contemplated hereby are sold only to other series thereof and certain group annuity and retirement plans. The Portfolios are underlying investment options for the Separate Accounts to fund Contracts. Under applicable law, the assets of all the Separate Accounts (i.e., the shares in the Portfolios) are the property of AXA Equitable, which is the owner of record of those shares, and are held for the benefit of the Contract holders.

The Investment Companies wish to effect six separate reorganizations, each consisting of (1) the transfer of all of a Target’s assets to the Acquiring Portfolio listed on Schedule A to this Agreement (“Schedule A”) opposite its name (“corresponding Acquiring Portfolio”) in exchange for shares in that Acquiring Portfolio and that Acquiring Portfolio’s assumption of all of that Target’s liabilities, (2) the distribution of those shares pro rata to that Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) that Target’s termination as a series of the relevant Target Investment Company, all on the terms and conditions set forth herein (all the foregoing transactions involving each Target and its corresponding Acquiring Portfolio being referred to herein collectively as a “Reorganization”). The consummation of one Reorganization is not contingent on the consummation of any other Reorganization. (For convenience, the balance hereof — except the paragraph below describing the Portfolios’ share classes, paragraphs that mention a “VIP Reorganization”, a “VIP-EQAT Reorganization” or an “EQAT Reorganization”, and paragraphs 1.3 and 7.2 — refers only to a single Reorganization, one Target, and one Acquiring Portfolio, but the terms and conditions hereof shall apply separately to each Reorganization and the Portfolios participating therein.)

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as

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amended (“1940 Act”)) of either Investment Company, (1) has duly approved this Agreement and the transactions contemplated hereby and has duly authorized its performance hereof on its Portfolio’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of its Portfolio and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Each Target that is a series of VIP offers a single class of shares, designated Class B (“Class B Target Shares”); and each Target that is a series of EQAT offers three classes of shares, designated Class IA, Class IB and Class K shares (“Class IA Target Shares,” “Class IB Target Shares” and “Class K Target Shares,” respectively, and, together with Class B Target Shares, “Target Shares”). Each Acquiring Portfolio that is a series of VIP also offers Class B Shares (“Class B Acquiring Portfolio Shares”), and each Acquiring Portfolio that is a series of EQAT also offers Class IB and Class K shares (“Class IB Acquiring Portfolio Shares” and “Class K Acquiring Portfolio Shares,” respectively, and collectively with Class B Acquiring Portfolio Shares, “Acquiring Portfolio Shares”); although the Acquiring Portfolio named All Asset Growth—Alt 20 Portfolio also offers a third class of shares, designated Class IA shares, and the Acquiring Portfolio named EQ/Conservative Allocation Portfolio also offers two additional classes of shares, designated Class A shares and Class K shares, those shares are not involved in the Reorganizations and are not included in the term “Acquiring Portfolio Shares.” The Portfolios’ similarly designated classes of shares have identical characteristics, rights, and preferences.

In consideration of the mutual promises contained herein, the parties agree as follows:

1.    PLAN OF REORGANIZATION AND TERMINATION

1.1.    Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Portfolio. In exchange therefor, Acquiring Portfolio shall —

(a)    issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place)

(1)    in the case of each Reorganization involving a Target that is a series of EQAT (i.e., the Reorganization involving the Portfolios listed on the first line of Schedule A) (each, an “EQAT Reorganization”), (i) Class IB Acquiring Portfolio Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Class IA Target Shares or Class IB Target Shares, respectively, by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of a Class IB Acquiring Portfolio Share and (ii) Class K Acquiring Portfolio Shares determined by dividing the Target Value attributable to the Class K Target Shares by the NAV of a Class K Acquiring Portfolio Share (as more fully described on Schedule A), and

(2)    in the case of each Reorganization involving a Target that is a series of VIP and an Acquiring Portfolio that is a series of EQAT (i.e., the Reorganizations involving the Portfolios listed on the lines two through five of Schedule A) (each, a “VIP-EQAT Reorganization”), Class IB Acquiring Portfolio Shares determined by dividing the Target Value by the NAV of a Class IB Acquiring Portfolio Share, and

(3)    in the case of the Reorganization involving a Target that is a series of VIP and an Acquiring Portfolio that is a series of VIP (i.e., the Reorganization involving the Portfolios listed on the sixth line of Schedule A) (a “VIP Reorganization”), Class B Acquiring Portfolio Shares determined by dividing the Target Value by the NAV of a Class B Acquiring Portfolio Share, and

(b)    assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2.    The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable),

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claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records — Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Target’s books at that time; and Target has no unamortized or unpaid organizational fees or expenses that, in the case of each VIP-EQAT Reorganization, have not previously been disclosed in writing to EQAT.

1.3.    The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to herein, except expenses borne by another Target pursuant to paragraph 7.2. Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4.    If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)) (all “section” references are to the Code, unless otherwise noted), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time (including any such gain realized and recognized pursuant to the transactions comprising the Reorganization), then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain - and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively — for all federal income and excise tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under sections 852 or 4982 for the current and any prior tax periods.

1.5.    At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to the Separate Accounts for which AXA Equitable holds Target Shares of record at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then so held and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by Acquiring Portfolio Investment Company’s transfer agent’s opening accounts on Acquiring Portfolio’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Portfolio Shares to those newly opened and existing accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Portfolio Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class B Target Shares shall be credited with the respective pro rata number of full and fractional Class B Acquiring Portfolio Shares or Class IB Acquiring Portfolio Shares, as applicable, due that Shareholder, the account for each Shareholder that holds Class IA Target Shares or Class IB Target Shares, as applicable, shall be credited with the respective pro rata number of full and fractional Class IB Acquiring Portfolio Shares due that Shareholder, and the account for each Shareholder that holds Class K Target Shares shall be credited with the respective pro rata number of full and fractional Class K Acquiring Portfolio Shares due that Shareholder). The aggregate NAV of Acquiring Portfolio Shares of each class to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares of the corresponding class that Shareholder holds at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. Acquiring Portfolio Investment Company shall not issue certificates representing the Acquiring Portfolio Shares issued in connection with the Reorganization.

1.6.    Any transfer taxes payable on issuance and transfer of Acquiring Portfolio Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

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1.7.    After the Effective Time, Target shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.5 — as provided there, on making that distribution Target’s liquidation shall be complete for federal tax purposes — (a) Target shall be terminated as a series of the Target Investment Company and (b) the Target Investment Company shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination.

1.8.    Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time, except as otherwise agreed to by the Investment Companies, the Target Investment Company shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns to be duly filed with the appropriate taxing authorities.

2.    VALUATION

2.1.    For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Target Investment Company’s then-current prospectus and statement of additional information (“Pro/SAI”) including Target and valuation procedures established by its Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2.    For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Portfolio Shares shall be computed at the Valuation Time, using the Valuation Procedures.

2.3.    All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by AXA Equitable Funds Management Group, LLC (“FMG LLC”), in its capacity as each Investment Company’s administrator, or (b) in the case of securities subject to fair valuation, in accordance with the respective Valuation Procedures.

3.    CLOSING AND EFFECTIVE TIME

3.1.    Unless the Investment Companies agree otherwise (or in the case of an EQAT Reorganization EQAT determines otherwise or in the case of a VIP Reorganization VIP determines otherwise), all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on June 6, 2020, or a later date as to which they agree (“Effective Time”). If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Portfolio (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that, in either Board’s (or, in the case of an EQAT Reorganization, EQAT’s Board’s; or, in the case of a VIP Reorganization, VIP’s Board’s) judgment, accurate appraisal of the value of either Portfolio’s net assets and/or the NAV per share of either class of Acquiring Portfolio Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Investment Companies’ offices or at another place as to which they agree.

3.2.    The Investment Companies shall direct the custodian of the Portfolios’ assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Portfolio at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

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3.3.    The Target Investment Company shall direct its transfer agent to deliver to Acquiring Portfolio Investment Company at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional shares in each outstanding class of Target Shares each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time.

3.4.    Acquiring Portfolio Investment Company shall direct its transfer agent to deliver to the Target Investment Company, (a) at the Closing, a confirmation, or other evidence satisfactory to the Target Investment Company, that the Acquiring Portfolio Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Portfolio’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).

3.5.    Each Investment Company in a VIP Reorganization shall deliver to the other at the Closing (a) a Certificate in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby and (b) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests.

4.    REPRESENTATIONS AND WARRANTIES

4.1.    The Target Investment Company, on Target’s behalf, represents and warrants to the Acquiring Portfolio Investment Company, on Acquiring Portfolio’s behalf, as follows:

4.1.1.    The Target Investment Company (a) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (a “Delaware Statutory Trust”), and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.1.2.    Target is a duly established and designated series thereof;

4.1.3.    The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of the Target Investment Company’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of the Target Investment Company, with respect to Target, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

4.1.4.    At the Effective Time, the Target Investment Company, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, Acquiring Portfolio Investment Company, on Acquiring Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

4.1.5.    The Target Investment Company, with respect to Target, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, VIP’s Agreement and Declaration of Trust (“VIP Declaration”) (in the case of a VIP Reorganization or VIP-EQAT Reorganization) or EQAT’s Amended and Restated Declaration of Trust, as amended (“EQAT Declaration”) (in the case of an EQAT Reorganization or VIP-EQAT Reorganization) (each, a “Declaration”) or Bylaws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Target

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Investment Company, with respect to Target or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Target Investment Company, with respect to Target or on its behalf, is a party or by which it is bound;

4.1.6.    At or before the Effective Time, either (a) all material contracts and other commitments of or applicable to Target (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (b) provision for discharge, and/or Acquiring Portfolio’s assumption, of any liabilities of Target thereunder will be made, without either Portfolio’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Target Investment Company, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

4.1.7.    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Target Investment Company’s knowledge, threatened against the Target Investment Company, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Target Investment Company, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Target Investment Company’s ability to consummate the transactions contemplated hereby;

4.1.8.    Target’s Statement of Assets and Liabilities, Portfolio of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, [2019], have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PwC”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements (copies of which the Target Investment Company, has furnished to Acquiring Portfolio Investment Company) present fairly, in all material respects, Target’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Target Investment Company’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.1.9.    Since December 31, [2019], there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;

4.1.10.    All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Target Investment Company’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

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4.1.11.    Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.12.    All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Target Investment Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

4.1.13.    On the effective date of the Registration Statement (as defined in paragraph 4.3.1), at the time of the Shareholders Meeting (as defined in paragraph 5.2), and at the Effective Time, the Target Investment Company’s Pro/SAI including Target will (a) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.14.    The information to be furnished by the Target Investment Company for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.15.    The Acquiring Portfolio Shares to be delivered to Target hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and

4.1.16.    The Declaration permits the Target Investment Company to vary its shareholders’ investment; the Target Investment Company does not have a fixed pool of assets -- each series thereof (including Target) is a managed portfolio of securities, and FMG LLC and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.2.    The Acquiring Portfolio Investment Company, on Acquiring Portfolio’s behalf, represents and warrants to the Target Investment Company, on Target’s behalf, as follows:

4.2.1.    Acquiring Portfolio Investment Company (a) is a Delaware Statutory Trust, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

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4.2.2.    Acquiring Portfolio is a duly established and designated series of Acquiring Portfolio Investment Company;

4.2.3.    The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of Acquiring Portfolio Investment Company’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Portfolio Investment Company, with respect to Acquiring Portfolio, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and general principles of equity;

4.2.4.    No consideration other than Acquiring Portfolio Shares (and Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

4.2.5.    Acquiring Portfolio Investment Company, with respect to Acquiring Portfolio, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, the Acquiring Portfolio Investment Company Declaration or Acquiring Portfolio Investment Company’s Bylaws, or any Undertaking to which Acquiring Portfolio Investment Company, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Acquiring Portfolio Investment Company, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound;

4.2.6.    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Acquiring Portfolio Investment Company’s knowledge, threatened against Acquiring Portfolio Investment Company, with respect to Acquiring Portfolio or any of its properties or assets attributable or allocable to Acquiring Portfolio, that, if adversely determined, would materially and adversely affect Acquiring Portfolio’s financial condition or the conduct of its business; and Acquiring Portfolio Investment Company, on Acquiring Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Portfolio’s business or Acquiring Portfolio Investment Company’s ability to consummate the transactions contemplated hereby;

4.2.7.    Acquiring Portfolio’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended December 31, [2019], have been audited by PwC and are in accordance with GAAP; those Statements (copies of which Acquiring Portfolio Investment Company has furnished to Target Investment Company) present fairly, in all material respects, Acquiring Portfolio’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to Acquiring Portfolio Investment Company’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Portfolio required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.2.8.    Since December 31, [2019], there has not been any material adverse change in Acquiring Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Portfolio of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Acquiring Portfolio’s NAV due to declines in market values of securities Acquiring Portfolio holds, the discharge of Acquiring Portfolio’s liabilities, or the redemption of Acquiring Portfolio Shares by its shareholders will not constitute a material adverse change;

4.2.9.    All Returns of Acquiring Portfolio required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown

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as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of Acquiring Portfolio Investment Company’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Portfolio (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.2.10.    Acquiring Portfolio is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Portfolio is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Portfolio has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Portfolio has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Portfolio will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.2.11.    All issued and outstanding Acquiring Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquiring Portfolio Investment Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor are there outstanding any securities convertible into any Acquiring Portfolio Shares; and the Acquiring Portfolio Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (a) will have been duly authorized by Acquiring Portfolio Investment Company and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Portfolio Shares, fully paid and non-assessable by Acquiring Portfolio Investment Company;

4.2.12.    On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, (a) Acquiring Portfolio Investment Company’s Pro/SAI including Acquiring Portfolio will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) that Pro/SAI and the prospectus included in the Registration Statement will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from that prospectus made in reliance on and in conformity with information furnished by the Target Investment Company for use therein;

4.2.13.    The information to be furnished by Acquiring Portfolio Investment Company for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

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4.2.14.    The Acquiring Portfolio Investment Company Declaration permits Acquiring Portfolio Investment Company to vary its shareholders’ investment; Acquiring Portfolio Investment Company does not have a fixed pool of assets — each series thereof (including Acquiring Portfolio) is a managed portfolio of securities, and FMG LLC and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.3.    Each Investment Company, on its Portfolio’s behalf, represents and warrants to the other Investment Company, on its Portfolio’s behalf, as follows:

4.3.1.    No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for its execution, delivery, and performance hereof on its Portfolio’s behalf, except for (a) Acquiring Portfolio Investment Company’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and a post-effective amendment to Acquiring Portfolio Investment Company’s registration statement on Form N-1A and (b) consents, filings, and orders that have been made or received or may be required after the Effective Time;

4.3.2.    The fair market value of the Acquiring Portfolio Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor; and

4.3.3.    There will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and Acquiring Portfolio will not pay cash in lieu of fractional Acquiring Portfolio Shares in connection with the Reorganization.

5.    COVENANTS

5.1.    Each Investment Company covenants to operate its Portfolio’s business in the ordinary course between the date hereof and the Closing, it being understood that:

(a)    such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Portfolio’s normal business activities; and

(b)    each Portfolio will retain exclusive control of the composition of its portfolio until the Closing.

5.2.    The Target Investment Company covenants to call and hold a meeting of Target’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.3.    The Target Investment Company covenants that it will assist the Acquiring Portfolio Investment Company in obtaining information the Acquiring Portfolio Investment Company reasonably requests concerning the beneficial ownership of Target Shares.

5.4.    The Target Investment Company covenants that it will turn over its books and records regarding Target (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the Acquiring Portfolio Investment Company at the Closing.

5.5.    Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.6.    Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) Acquiring Portfolio Investment Company, on Acquiring Portfolio’s behalf, title to and possession of all the Assets, and (b) the Target Investment Company, on Target’s behalf, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

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5.7.    The Acquiring Portfolio Investment Company covenants to use all reasonable efforts to obtain the consents required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to continue Acquiring Portfolio’s operations after the Effective Time.

5.8.    The Target Investment Company covenants to distribute all the Acquiring Portfolio Shares it receives in the Reorganization to the Shareholders in complete liquidation of Target.

5.9.    Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.    CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) the other Investment Company’s performance of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time (except that clauses (a) and (b) shall not apply in the case of an EQAT Reorganization or a VIP Reorganization), and (c) the following further conditions that, at or before that time:

6.1.    This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Target’s shareholders at the Shareholders Meeting (including any adjournments or postponements thereof);

6.2.    All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties, provided that either Investment Company may for itself waive any of those conditions;

6.3.    At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.4.    The Acquiring Portfolio Investment Company, on Acquiring Portfolio’s behalf, shall have executed and delivered at or before the Closing a Certificate confirming that the Acquiring Portfolio Investment Company, on Acquiring Portfolio’s behalf, assumes all of the Liabilities; and

6.5.    At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Portfolio’s shareholders’ interests.

7.    BROKERAGE FEES AND EXPENSES

7.1.    Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

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7.2.    The expenses of the Reorganizations shall be borne by all the Targets in proportion to their respective numbers of Contract holder accounts at the Effective Time, except that (a) no Target shall bear any brokerage or similar expenses incurred by or for the benefit of another Portfolio in connection with the Reorganization, which shall be borne by the Portfolio that directly incurs them, and (b) expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in that Portfolio’s disqualification as a RIC.

8.    ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.    TERMINATION OF AGREEMENT

This Agreement may be terminated at any time at or before the Closing:

9.1.    By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2020, or another date to which the Investment Companies agree; or

9.2.    By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

10.    AMENDMENTS

In the case of a VIP-EQAT Reorganization, the Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, and in the case of an EQAT Reorganization, EQAT’s Board may do so, and in the case of a VIP Reorganization, VIP’s Board may do so, notwithstanding Target’s shareholders’ approval hereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

11.    MISCELLANEOUS

11.1.    This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2.    Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company, on its Portfolio’s behalf, and their respective successors and assigns any rights or remedies under or by reason hereof.

11.3    Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Portfolio but are only binding on and enforceable against its property attributable to and held for the benefit of its Portfolio (“Portfolio’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims hereunder on its or its Portfolio’s behalf, shall look only to the other Portfolio’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

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11.4    Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.5.    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

EQ ADVISORS TRUST, on behalf of its series listed on Schedule A

By:
Name:
Title:

AXA PREMIER VIP TRUST, on behalf of its series listed on Schedule A

By:
Name:
Title:

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SCHEDULE A

TARGETS (Series of EQAT)	ACQUIRING PORTFOLIOS (Series of EQAT)

EQ/Templeton Global Equity Managed Volatility Portfolio Class IA, Class IB, Class K	1290 VT SmartBeta Equity Portfolio Class IB, Class IB, Class K

(Series of VIP)	(Series of EQAT)

CharterSM Aggressive Growth Portfolio Class B	All Asset Growth-Alt 20 Portfolio Class IB

CharterSM Growth Portfolio Class B	All Asset Growth-Alt 20 Portfolio Class IB

CharterSM Moderate Growth Portfolio Class B	All Asset Growth-Alt 20 Portfolio Class IB

CharterSM Moderate Portfolio Class B	All Asset Growth-Alt 20 Portfolio Class IB

(Series of VIP)	(Series of VIP)

CharterSM Conservative Portfolio Class B	EQ/Conservative Allocation Portfolio Class B

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APPENDIX B

MORE INFORMATION ON STRATEGIES AND RISK FACTORS

Investment Strategies

Changes in Investment Objectives and Principal Investment Strategies

Each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of a Portfolio are not fundamental policies and may be changed without a shareholder vote. In addition, to the extent a Portfolio is new or is undergoing a transition (such as a rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

80% Policies

Among the Acquired Portfolios, each of the Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio, and Technology II Portfolio, and among the Acquiring Portfolios, each of the 1290 VT Small Cap Value Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, and EQ/MFS Technology Portfolio, has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in the particular type of investment connoted by its name. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio. As applicable, to the extent a Portfolio invests in securities of other investment companies or investment vehicles (such as exchange-traded funds), it takes into consideration the investment policies of such investment companies and investment vehicles at the time of investment in determining compliance with its 80% policy.

Concentration Policies

Among the Acquired Portfolios, the Technology II Portfolio has a policy that it will concentrate its investments in securities of science and technology companies or companies that benefit from the application of science and/or technology. Among the Acquiring Portfolios, the EQ/MFS Technology Portfolio will concentrate its investments in the securities of issuers in the industries in the technology sector as defined in the Portfolio’s prospectus. Each Portfolio’s concentration policy is a fundamental policy and may not be changed without a shareholder vote.

Underlying Portfolios and Underlying ETFs

Each of the Aggressive Growth Portfolio, All Asset Growth-Alt 20 Portfolio, Conservative Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/Conservative Allocation Portfolio, Franklin Portfolio, Growth Portfolio, Moderate Growth Portfolio, Moderate Portfolio, Small Cap Growth and Small Cap Value Portfolio invests primarily in Underlying Portfolios or Underlying ETFs or both. Accordingly, a Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios and Underlying ETFs as well as the ability of the Underlying Portfolios and Underlying ETFs to generate favorable performance. The Underlying Portfolios are other mutual funds that are managed by the Adviser and sub-advised by one or more investment sub-advisers, which may include affiliates of the Adviser, and other investment companies (including open-end and closed-end investment companies) that are managed by investment managers other than the Adviser. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an index-based ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Russell or Morgan Stanley Capital International (“MSCI”)) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based ETF generally holds the same stocks, bonds or other instruments as the index it tracks (or it may hold a representative sample of such instruments). Accordingly, an index-based ETF is designed so that its performance will correspond closely with that of the index it tracks. ETFs also may be actively managed.

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Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the 1940 Act, which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which a Portfolio relies to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Portfolios may rely on these exemptive orders when investing in certain ETFs.

Asset Allocation Strategy

Each of the Aggressive Growth Portfolio, All Asset Growth-Alt 20 Portfolio, Conservative Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/Conservative Allocation Portfolio, Growth Portfolio, Moderate Growth Portfolio, Moderate Portfolio, Small Cap Growth and Small Cap Value Portfolio has target investment percentages (an approximate percentage of the Portfolio’s assets invested in a particular asset category as represented by the primary holdings, as described in the prospectuses, of the Underlying Portfolios and Underlying ETFs).

The Adviser determines the asset allocation target for the asset classes, the target investment percentages for each asset category and each Underlying Portfolio and Underlying ETF in which a Portfolio invests using a proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories, Underlying Portfolios and Underlying ETFs, as well as its outlook for the economy and financial markets. The Adviser’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to fees directly associated with each Portfolio, you will also indirectly bear the fees of the Underlying Portfolios and Underlying ETFs, which, with respect to the Underlying Portfolios, include management and administration fees paid to the Adviser, and in certain instances, advisory fees paid by the Adviser to its affiliates.

Each Portfolio may deviate from its asset allocation target and target investment percentages as a result of appreciation or depreciation of the equity securities holdings, alternative investment holdings, or fixed income securities holdings of the Underlying Portfolios or Underlying ETFs in which it invests. Each Portfolio has adopted certain policies to reduce the likelihood of such an occurrence. First, the Adviser will rebalance each Portfolio’s holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its target allocations. Second, the Adviser will not allocate any new investment dollars to any Underlying Portfolio or Underlying ETF that holds securities of a particular asset class or category whose maximum percentage has been exceeded. Third, the Adviser will allocate new investment dollars on a priority basis to Underlying Portfolios or Underlying ETFs that hold securities of a particular asset class or category whose minimum percentage has not been achieved.

Indexing Strategies

As discussed in the Combined Proxy Statement/Prospectus, a portion of the 1290 VT Small Cap Value Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, Templeton Portfolio, Mid Cap Growth Portfolio, and Mid Cap Value Portfolio seeks to track the performance (before fees and expenses) of a particular index. The following provides additional information regarding the management strategies employed by a Sub-Adviser of a Portfolio in pursuing this objective. The Sub-Adviser to a Portfolio (or portion thereof) that seeks to track the performance (before fees and expenses) of a particular index does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio (or portion). Rather, the Sub-Adviser may employ a full replication technique or sampling technique in seeking to track the performance (before fees and expenses) of the index. A full replication technique generally involves holding each security in a particular index in approximately the same weight that the security represents in the index. Conversely, a sampling technique strives to match the characteristics of a particular index without having to purchase every stock in that index by selecting a representative sample of securities for the Portfolio (or portion thereof) based on the characteristics of the index and the particular securities included therein. Such characteristics may include, with

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respect to equity indexes, industry weightings, market capitalizations and fundamental characteristics and, with respect to fixed income indexes, interest rate sensitivity, credit quality and sector diversification.

Active Management Strategies

With respect to Portfolios (or portions thereof) that utilize active management strategies, each Sub-Adviser has complete discretion to select portfolio securities for its portion of a Portfolio’s assets, subject to the Portfolio’s investment objectives, restrictions and policies and other parameters that maybe developed from time to time by the Adviser. In selecting investments, the Sub-Advisers use their proprietary investment strategies, which are summarized above in the section “Comparison of Investment Objectives, Policies and Strategies.” The following is an additional general description of certain common types of active management strategies that may be used by the Sub-Advisers to the Portfolios.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. A Sub-Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Sub-Adviser also generally prefers companies with a competitive advantage such as unique management, marketing or research and development.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Sub-Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Fundamental analysis generally involves the analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Tactical Strategies

As described in the Combined Proxy Statement/Prospectus, the Adviser invests a portion of certain Portfolios’ and affiliated Underlying Portfolios’ assets in futures and options to manage each such Portfolio’s overall equity exposure. The following provides additional information regarding the Adviser’s implementation of these management strategies. Each such Portfolio uses proprietary models to implement its tactical investment strategy. The level of each such Portfolio’s exposure to a particular index generally is determined based on an assessment of market fundamentals and quantitative signals of market movement, including the level of volatility in the market as may be measured by the Chicago Board Options Exchange Volatility Index (the “VIX Index”) or another quantitative indicator of market volatility. The VIX Index is a measure of market expectations of near-term volatility based on the S&P 500 Index option prices. A Portfolio will decrease or increase its exposure to the relevant index based on thresholds of market volatility as measured by the VIX Index or another quantitative indicator of market volatility. These thresholds may be different for each such Portfolio and may be changed from time to time without shareholder approval. The thresholds for each such Portfolio may differ based on a variety of factors, including whether the particular Portfolio is offered on a stand alone basis as an investment option for Contract owners or as an investment option for other portfolios managed by the Adviser that invest in the Portfolio as part of an investment strategy to manage the overall volatility of the investing fund’s portfolio. During periods of extremely high market volatility, it is possible that a Portfolio could have zero or negative exposure to the relevant index. During periods of unusually low market volatility, it is possible that a Portfolio could have 100% or more exposure to the relevant index.

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Hybrid Portfolios

As described in this Prospectus, the Adviser allocates the assets of the 1290 VT Small Cap Value Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, and Templeton Portfolio (each, a “Hybrid Portfolio”) among two or more portions of the Portfolio, each of which is managed using different yet complementary investment strategies. Each allocation percentage for a Hybrid Portfolio is an asset allocation target established by the Adviser intended to achieve the Hybrid Portfolio’s investment objective and may be changed without shareholder approval. Each portion of a Hybrid Portfolio may deviate temporarily from its asset allocation target for defensive purposes, in response to large inflows or outflows of assets to and from the Hybrid Portfolio (e.g., in connection with asset allocation rebalancing transactions, reorganization transactions and separate account substitution transactions), or as a result of appreciation or depreciation of its holdings. The Adviser rebalances each portion of a Hybrid Portfolio as it deems appropriate. To the extent that a Hybrid Portfolio is being rebalanced, experiences large inflows or outflows, or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategy.

Additional Strategies

The following provides additional information regarding the principal investment strategies discussed in “Comparison of Investment Objectives, Policies and Strategies,” in the Combined Proxy Statement/Prospectus and additional investment strategies that a Portfolio may employ in pursuing its investment objective. The Portfolios may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see each Portfolio’s respective Statement of Additional Information.

Aggressive Growth Portfolio, All Asset Growth-Alt 20 Portfolio, Conservative Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/Conservative Allocation Portfolio, Franklin Portfolio, Growth Portfolio, Moderate Growth Portfolio, Moderate Portfolio, Small Cap Growth Portfolio, and Small Cap Value Portfolio

Cash and Short-Term Investments. A Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of being allocated to an Underlying Portfolio or Underlying ETF) as deemed appropriate by the Adviser. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited. A Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Adviser. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies by the 1940 Act. Generally, these securities offer less potential for gains than other securities.

Illiquid Investments. Each Portfolio may invest up to 15% of its net assets in illiquid investments. Illiquid investment means any investment a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Alternative Investments. Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Alternative investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Alternative investments use a different approach to investing than do traditional investments. This approach may involve, for example, seeking excess returns that are not tied to traditional investment benchmarks (absolute return); taking both long and short positions in credit-sensitive securities (e.g., long/short credit); holding private securities instead of publicly traded securities (e.g., listed private equity); taking both long and short positions in futures contracts (e.g., managed futures); seeking to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, or other special situations (e.g., merger arbitrage); or using derivatives or hedging strategies. This

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approach also may involve investing in a variety of alternative strategies (e.g., multi strategies). Many alternative investment strategies are designed to help reduce the role of overall market direction in determining return.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. A Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions, a Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment objective. In addition, a Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities. A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

1290 VT Small Cap Value Portfolio, 1290 VT SmartBeta Equity Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Janus Enterprise Portfolio, EQ/MFS Technology Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Technology II Portfolio, Templeton Portfolio, and UBS Portfolio

Bank Loans. A Portfolio may invest in bank loans. A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. A Portfolio may acquire a bank loan through a participation interest, which gives the Portfolio the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or through an assignment in which a Portfolio succeeds to the rights of the assigning lender and becomes a lender under the loan agreement. Bank loans are typically borrowers’ senior debt obligations and, as such, are considered to hold a senior position in the borrower’s capital structure. The senior capital structure position generally gives the holders of bank loans a priority claim on some or all of the borrower’s assets in the event of a default. In many situations, the assets or cash flow of the borrowing corporation, partnership or other business entity may serve as collateral for the bank loan. Bank loans may be issued in connection with acquisitions, refinancings and recapitalizations.

Cash Management. A Portfolio may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Adviser. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies. Generally, these securities offer less potential for gains than other types of securities.

Convertible Securities. Certain Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is generally a bond, preferred stock or other security that may be converted within a specified period of time and at a pre-stated price or formula into the common stock of the same or a different issuer. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its senior debt obligations. Convertible securities have unique

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investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Currency. A Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. Forward foreign currency exchange contracts (“forward contract”) are a type of derivative that may be utilized by a Portfolio. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives. A Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract, the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps (including interest rate swaps, total return swaps, currency swaps, credit default swaps and contracts for difference) and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which a Portfolio may invest. A Portfolio that engages in derivatives transactions may maintain a significant percentage of its assets in cash and cash equivalent instruments or other liquid assets, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Equity Securities. Certain Portfolios, including certain Portfolios that invest primarily in debt securities, may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.

Exchange-Traded Funds (“ETFs”). A Portfolio may invest in ETFs. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. ETFs also may be actively managed. By investing in a Portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses.

Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares,

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(ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs.

Fixed Income Securities. A Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities. Certain Portfolios may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures. A Portfolio may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolio will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded.

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Illiquid Investments. Each Portfolio may invest up to 15% of its net assets in illiquid investments. Illiquid investment means any investment the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Inflation-Indexed Bonds. A Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure for Treasury inflation-indexed bonds. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond is taxable as ordinary income in the taxable year of the increase to an investing Portfolio, which generally must distribute the amount of that income for federal income tax purposes, even though it does not receive cash representing the increase until the bond’s maturity.

Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the relevant index (e.g., the Bloomberg Barclays World Government Inflation-Linked Index (hedged)) will be calculated using the same conversion factors.

Initial Public Offerings (“IPOs”). Each of the Portfolios that may invest in equity securities may participate in the IPO market, and a significant portion of those Portfolios’ returns may be attributable to their investment in IPOs, which have a magnified impact on portfolios with small asset bases. An IPO is generally the first sale of stock by a company to the public. Companies offering an IPO are sometimes new, young companies or sometimes companies which have been around for many years but are deciding to go public. Prior to an IPO, there is generally no public market for an issuer’s common stock and there can be no assurance that an active trading market will develop or be sustained following the IPO. Therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations.

Insured Bank Obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Portfolios may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the limit for illiquid investments for each Portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

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Inverse Floaters. Certain Portfolios may invest in inverse floaters. Inverse floaters are securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate or an alternative reference rate. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity.

Investment Grade Securities. A Portfolio may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable Sub-Adviser to be of comparable quality. Securities with lower investment grade ratings, while normally exhibiting adequate protection parameters, may possess certain speculative characteristics as well. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Large-Cap Companies. A Portfolio may invest in the securities of large-cap companies. These companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes.

Loan Participations and Assignments. Certain Portfolios may invest in loan participations and assignments. These investments are typically secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions, and may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

Mid-Cap, Small-Cap and Micro-Cap Companies. A Portfolio may invest in the securities of mid-, small- and micro-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management group. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Mortgage- and Asset-Backed Securities. A Portfolio may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Non-Investment Grade Securities. Certain Portfolios, including Portfolios that invest primarily in equity securities, may invest in below investment grade debt securities. Securities rated below investment grade (i.e., BB or lower by S&P or Fitch, Inc. (“Fitch”), Ba or lower by Moody’s or determined by the applicable Sub-Adviser to be of comparable quality) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade debt securities, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value.

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Options. A Portfolio may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs tracking certain securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, the Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. A Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Preferred Stocks. A Portfolio may invest in preferred stock. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

Real Estate Investment Trusts (“REITs”). Certain Portfolios may invest in REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate and are defined by the federal tax law. A REIT is not subject to federal corporate income tax, provided it complies with a number of Internal Revenue Code requirements, including distributing a significant portion of its net income to its shareholders. Various other countries have also adopted REIT-like structures that receive comparable tax treatment, provided certain requirements are met.

Securities of Other Investment Companies. Certain Portfolios may invest in the securities of other investment companies, including ETFs, to the extent permitted by applicable law. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the 1940 Act, which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios may rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies indirectly bears the fees and expenses of those investment companies.

Short Sales. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a Portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the open market at a price lower than the price at which it sold the security. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Swaps. A Portfolio may engage in swap transactions. Swap contracts are derivatives in the form of a contract or other similar instrument that is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified security or index

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and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, total return on equity securities, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).

Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions, each Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment objective. In addition, each Hybrid Portfolio may vary from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities. A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. A Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. A Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction.

Zero Coupon and Pay-in-Kind Securities. Zero coupon securities are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Convertible securities, corporate debt securities, mortgage- and asset-backed securities, U.S. government securities, foreign securities and other types of debt instruments may be structured as zero coupon or pay-in-kind securities.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of a Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different risks. Some of the risks, including principal risks, of investing in the Portfolios are discussed below. However, other factors may also affect a Portfolio’s investment results. There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

In this section, the term “Portfolio” may include a Portfolio, an Underlying Portfolio, an Underlying ETF, or all of the above.

General Risks:    Each Portfolio may be subject to certain general risks, as discussed below. The risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect a Portfolio’s performance.

Asset Class Risk:    A Portfolio is subject to the risk that the returns from the asset classes, or types of securities, in which it invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

Cybersecurity and Operational Risk:    A Portfolio and its service providers, and your ability to transact with a Portfolio, may be negatively impacted due to operational risks arising from, among other problems,

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human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Portfolio or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on a Portfolio and its shareholders.

The occurrence of any of these problems could result in a loss of information, the inability to process Portfolio transactions or calculate a Portfolio’s net asset value, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance costs or other consequences, any of which could have a material adverse effect on a Portfolio or its shareholders. The Adviser, through its monitoring and oversight of Portfolio service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Adviser or Portfolio service providers to identify all of the cybersecurity or other operational risks that may affect a Portfolio or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which a Portfolio invests are heavily dependent on computers for data storage and operations and require ready access to the internet to conduct their businesses. Thus, cybersecurity incidents could also affect issuers of securities in which a Portfolio invests, leading to significant loss of value. A Portfolio may incur substantial costs to prevent or address cybersecurity incidents in the future.

Insurance Fund Risk:    The Portfolios are available through Contracts offered by insurance company affiliates of the Adviser, and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Adviser’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Adviser is subject to conflicts of interest in connection with providing advice to, or developing strategies and modeling tools used to manage, a Portfolio (e.g., with respect to the allocation of assets among Underlying Portfolios or between passively and actively managed portions of a Portfolio and the development and implementation of the modeling tools used to manage a Portfolio). The performance of a Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or modeling tools and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company affiliates may be material. The performance of a Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Combined Proxy Statement/Prospectus.

Issuer-Specific Risk:    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect

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securities markets as a whole. Certain unanticipated events, such as litigation or natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large Shareholder Risk:    A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by affiliates of the Advise. These inflows and outflows may be frequent and could negatively affect a Portfolio’snet asset value and performance, and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its affiliates also may be subject to conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio.

Recent Market Conditions Risk.    An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) was first detected in China in late 2019 and subsequently spread globally. As of the date of this Combined Proxy Statement/Prospectus, the impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty that has negatively affected the global economy. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may last for an extended period of time and could result in a substantial economic downturn or recession.

Health crises caused by pandemics, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, and financial risks. The impact of the coronavirus outbreak, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the securities in which the Portfolios invest, and on the overall performance of a Portfolio.

The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. For example, in March 2020, the U.S. government adopted the largest economic stimulus package in recent history, estimated at $2 trillion, which is aimed at supporting American workers and businesses adversely affected by economic upheaval stemming from the COVID-19 pandemic. The law provides for loans and other disbursements to a wide swath of the economy, including direct payments to Americans and loans to large and small companies, as well as expanding unemployment insurance. The ultimate effect of these efforts is not yet known, and they may not be successful.

In the future, the U.S. federal government or other governments may take actions that could affect the overall economy as well as the securities in which the Portfolios invest, the markets in which they trade, or the issuers of such securities, in ways that are unforeseen. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain

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of those policy changes have been or are being implemented or considered in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The Fed has signaled that it plans to maintain its interventions at an elevated level. Changes in government policies or central banks could negatively affect the value and liquidity of a Portfolio’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by governments and central banks will be successful.

The COVID-19 outbreak, and future pandemics, could also impair the information technology and other operational systems upon which the Adviser or a sub-adviser relies, and could otherwise disrupt the ability of a Portfolio’s service providers to perform essential tasks. Such impacts could impair a Portfolio’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Portfolio’s service providers, and negatively impact a Portfolio’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.

Markets generally and the energy sector specifically, including MLPs and energy companies in which certain Portfolios invest, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the coronavirus and by price competition among key oil producing countries.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. The rise in protectionist trade policies, and changes to some major international trade agreements and the potential for changes to others, could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time. Political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Financial markets in the United States and China have been sensitive to the outlook for resolving ongoing U.S.-China trade disputes.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate change or other significant policy initiatives, whether brought about by U.S. policy makers or by dislocations in world markets. Extremely low or negative interest rates may become more prevalent. To the extent a Portfolio has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Portfolio would generate a negative return on that investment. Similarly, negative rates on investments by a fund that is a money market fund would make it difficult, if not impossible, for the fund to maintain a stable $1 net asset value per share without financial support from the fund’s sponsor or other persons. There is no assurance that such support would be provided, which could lead to losses on investments in the fund, including on investments by a Portfolio that uses the fund as an investment option for the Portfolio’s uninvested cash. While negative yields may reduce the demand, liquidity and valuation of fixed income investments, investors may be willing to continue to purchase such investments for a number of reasons, including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies. If negative interest rates become more prevalent, investors may over time seek to reallocate assets to other income-producing assets or equity investments that pay a dividend, which may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.

Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States is also said to be considering significant new investments in infrastructure, national defense and other spending priorities which, coupled with lower federal tax rates, could lead to sharply increased government borrowing and

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higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

The implementation and the resulting impact of the United Kingdom’s January 31, 2020 departure from the European Union (the “EU”), commonly referred to as “Brexit,” remain uncertain. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are subject to negotiation. During a transition period that will extend to December 2020, and that can be extended for an additional period, the United Kingdom will have access to the EU single market and be subject to EU regulation. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies.

In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value.

Risk Management:    The Adviser and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing a Portfolio’sexposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Portfolio’s exposure to such events; at best, it can only reduce the possibility that the Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to the Portfolio’s investment program. While the prospectus describes material risk factors associated with a Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Adviser or Sub-Advisers will identify all of the risks that might affect the Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Portfolio’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Sub-Adviser Selection Risk:    A sub-advised Portfolio is subject to the risk that the Adviser’s process for selecting or replacing a Sub-Adviser and its decision to select or replace a Sub-Adviser does not produce the intended results.

In addition, the Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. The Adviser is affiliated with certain Sub-Advisers and, therefore, the Adviser will benefit not only from the net management fee the Adviser retains, but also from the advisory fees paid by the Adviser to an Affiliated Sub-Adviser. Since the Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. The Adviser or its affiliates also have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its affiliates (including those in which the Portfolios serve as investment options), which could financially benefit the Adviser and its affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another. In addition, the Adviser’s and/or its affiliates’ other existing or potential business relationships, including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers. When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Combined Proxy Statement/Prospectus.

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Valuation Risk:    The price at which a Portfolio sells any particular investment may differ from the Portfolio’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require a Portfolio to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Portfolio shares on days when the Portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Portfolio had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before a Portfolio determines its net asset value. A Portfolio’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Principal Risks:    As indicated in “Comparison of Principal Risks” in each Proposal in the Combined Proxy Statement/Prospectus, a Portfolio may be subject to the following principal risks:

Affiliated Portfolio Risk.    In managing a Portfolio that invests in Underlying Portfolios, the Adviser will have the authority to select and substitute the Underlying Portfolios. The Adviser is subject to conflicts of interest in allocating a Portfolio’s assets among the various Underlying Portfolios because the revenue it receives from some of the Underlying Portfolios is higher than the revenue it receives from other Underlying Portfolios and because the Adviser is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

A Portfolio investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, an Underlying Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such a Portfolio. These inflows and outflows may be frequent and could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s net asset value and performance and could cause an Underlying Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for an Underlying Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s ability to meet shareholder redemption requests or could limit an Underlying Portfolio’s and, in turn, a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser also may be subject to conflicts of interest in selecting shares of Underlying Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase an Underlying Portfolio’s and, in turn, a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause an Underlying Portfolio’s and, in turn, a Portfolio’s, actual expenses to increase, or could result in an Underlying Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Underlying Portfolio’s and, in turn, a Portfolio’s expense ratio. Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is in the best interest of that Portfolio and Underlying Portfolio and that is consistent with its investment objective, policies, and strategies.

Alternative Investment Risk.    To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in non-traditional (alternative) investments, the Portfolio will be subject to the risks associated with such investments. Alternative investments may involve a different approach to investing than do traditional investments (stocks, bonds, and cash) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform as expected. Alternative investments can be highly volatile, are often less liquid, particularly in periods of stress, and are generally more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax considerations than traditional investments. In addition, the performance of alternative investments may be more dependent on the Adviser’s experience and skill than the performance of traditional investments. The use of alternative investments may not achieve the desired effect and may result in losses to a Portfolio.

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Asset Allocation Risk:    The investment performance of an allocation Portfolio depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause a Portfolio to lose value, may not produce the desired results, or may cause a Portfolio’s results to lag relevant benchmarks or other portfolios with similar investment objectives. For example, weighting equity securities too heavily during a stock market decline may result in a failure to preserve capital. Conversely, weighting debt securities too heavily during a period of stock market appreciation may result in lower total return.

Cash Management Risk:    Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, a Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure, and for other portfolio management purposes. As such, a Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect a Portfolio’s performance due to missed investment opportunities and may also subject a Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations, and costs, such as any fees imposed for large cash balances.

Commodity ETF Risk:    Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

Convertible Securities Risk:    A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and also fluctuates in relation to changes in the price of the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, but a Portfolio’s investment manager will consider ratings, and any changes to ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. To the extent a Portfolio invests in convertible securities issued by small- or mid-cap companies, it also will be subject to the risks of investing in these companies. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and a Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Credit Risk:    A Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a de-

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rivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Higher credit ratings correspond to lower perceived credit risk, and lower credit ratings correspond to higher perceived credit risk. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events, and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings also may be influenced by conflicts of interest. Credit ratings represent a rating agency’s opinion regarding the quality of a security and are not a guaranty of quality. Credit ratings do not protect against a decline in the value of a security. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly. When a fixed income security is not rated, an investment manager may have to assess the risk of the security itself. In addition, legislation and regulations to reform rating agencies could adversely impact a Portfolio’s investments or investment process.

Derivatives Risk:    A derivative instrument is generally an investment contract the value of which depends upon (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). A Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Examples of derivative instruments include, among others, futures contracts, options contracts, options on futures contracts, forward contracts, and swaps. Particular derivative instruments that a Portfolio may use are described in each Proposal under “Comparison of Investment Objectives, Policies and Strategies” in the Combined Proxy Statement/Prospectus. The following provides a more general discussion of important risk factors (e.g., management risk, leveraging risk, liquidity risk, market and interest rate risk, counterparty and credit risk, and other risks) relating to all derivative instruments that a Portfolio may use. A discussion of additional risks associated with particular derivative instruments follows the general discussion, and particular derivative instruments are discussed in more detail under “Additional Investment Strategies and Risks” in the Statement of Additional Information.

Management Risk:    Derivative products are highly specialized instruments. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. The use of a derivative requires an understanding not only of the underlying asset, reference rate, index or event, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Leveraging Risk:    Derivatives may be leveraged such that a small investment can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain, and a Portfolio could lose more than the amount it invested. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses. Some derivatives can have the potential for unlimited losses.

Liquidity Risk:    It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly

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to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives, and the resulting inability of a Portfolio to sell or otherwise close out a derivatives position, could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. When a Portfolio uses derivatives, it likely will be required to provide margin or collateral and/or segregate cash or other liquid assets. Assets segregated to cover these transactions may decline in value, may become illiquid, and are not available to meet redemptions. The need to segregate assets also could limit a Portfolio’s ability to pursue other opportunities as they arise.

Market and Interest Rate Risk:    Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The successful use of derivatives will usually depend on the Adviser’s or a Sub-Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Adviser or a Sub-Adviser does not predict correctly the direction of asset prices, interest rates and other economic factors, a Portfolio’s derivatives positions could lose value. Derivatives may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. While some derivatives strategies can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Portfolio investments.

Counterparty and Credit Risk:    A Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. To the extent a Portfolio has significant exposure to a single counterparty or small group of counterparties, this risk will be particularly pronounced. In addition, derivatives traded over-the-counter that are uncleared do not benefit from the protections provided by exchanges and central counterparties (derivatives clearing organizations and clearing corporations) in the event that a counterparty is unable or unwilling to fulfill its contractual obligation. Such uncleared over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives that are cleared by a central counterparty.

Other Risks:    Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial or that, if used, such strategies will be successful. Derivatives also may involve fees, commissions, or other costs that may reduce a Portfolio’s gains or exacerbate its losses from the derivatives.

The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Portfolio realizes from its investments. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. The federal income tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Legislative and regulatory developments may limit the availability of certain derivatives, may make the use of derivatives by a Portfolio more costly, and may otherwise adversely impact the performance and value of derivatives. Such developments may also impact a Portfolio’s ability to invest, or remain in-

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vested, in certain derivatives and subject a Portfolio to additional recordkeeping and reporting requirements. For example, future regulations may require a Portfolio to comply with specific exposure or position limitations and may impose additional requirements on the assets used to cover the Portfolio’s derivatives transactions. The Adviser or a Sub-Adviser may also make trading decisions for other portfolios and clients that may restrict the amount of trading it may engage in on behalf of a Portfolio. Legislation or regulation may also change the way in which a Portfolio itself is regulated. There can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment objective.

A discussion of additional risks associated with particular derivative instruments follows:

Futures Contract Risk:    There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its futures positions could also be impaired.

Options Contract Risk:    By writing put options, a Portfolio takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When a Portfolio writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and a Portfolio is not able to close out its written put options, it may result in substantial losses to the Portfolio. By writing a call option, a Portfolio may be obligated to deliver instruments underlying an option at less than the market price. When a Portfolio writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that a Portfolio has written is exercised, the Portfolio will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Portfolio purchased the instrument and the strike price of the option. A Portfolio will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that a Portfolio has purchased is never exercised or closed out, the Portfolio will lose the amount of the premium it paid and the use of those funds.

Forward Contract Risk:    There are no limits on daily price fluctuations of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (i.e., the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).

Swaps Risk:    Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Portfolio is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that a Portfolio is contractually entitled to receive.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use

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of an organized exchange or market for certain swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Distressed Companies Risk:    A Portfolio may invest in distressed debt securities, including loans, bonds and notes, many of which are not publicly traded and may involve a substantial degree of risk. Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Distressed debt securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than expected. A Portfolio may lose a substantial portion or all of its investment in such securities or it may be required to accept cash, securities or other property with a value less than the Portfolio’s original investment. Defaulted debt securities involve risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security held by a Portfolio defaults, the Portfolio may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Dividend Risk:    Dividends received on common stocks are not fixed but are paid at the discretion of an issuer’s board of directors. There is no guarantee that the companies in which a Portfolio invests will pay dividends in the future or that dividends, if paid, will remain at current levels or increase over time. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. A sharp rise in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend.

Energy Sector Risk:    The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could result in a material adverse impact to a Portfolio’s holdings and the performance of a Portfolio. In addition, there is growing political pressure to reduce the use of fossil fuels, which could begin to impact the securities of companies in the fossil fuel industry and the prices of related commodities. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Equity Risk:    In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities generally have greater price volatility than fixed income securities.

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ESG Considerations Risk:    Consideration of environmental, social and governance (“ESG”) factors in the investment process may limit the types and number of investment opportunities available to a Portfolio, and therefore carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not consider ESG factors. The integration of ESG considerations may affect a Portfolio’s exposure to certain sectors or types of investments and may impact a Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Sub-Adviser’s assessment of a company’s ESG performance may change over time, which could cause a Portfolio to temporarily hold securities that do not comply with the Portfolio’s responsible investment principles. In evaluating a company, the Sub-Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Sub-Adviser to incorrectly assess a company’s ESG performance. Successful application of a Portfolio’s ESG considerations will depend on the Sub-Adviser’s skill in properly identifying and analyzing material ESG issues. A Portfolio may invest in companies that do not reflect the values and beliefs of any particular investor.

Exchange-Traded Funds (“ETFs”) Risk:    A Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in a Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, a Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. A Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The extent to which the investment performance and risks associated with a Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary. A Portfolio does not control the investments of the ETFs, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The ETFs may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance not to match the performance of its index. An ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results.

Moreover, there is the risk that an ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

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Foreign Securities Risk:    Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investments in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, war or other political or economic actions or factors, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than the costs of buying and selling domestic securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:    Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk:    Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk:    Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America, and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures or intervene in the financial markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country or could lose the entire value of its investment in

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the affected market. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging market countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures, which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.

European Economic Risk:    The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. Withdrawals from the EU (or the possibility of such withdrawals or the dissolution of the EU) could cause additional and significant market disruption globally and introduce new legal and regulatory uncertainties.

The United Kingdom (the “UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter that is being negotiated. During a transition period that will extend to December 2020, and that can be extended for an additional period, the UK will have access to the EU single market and be subject to EU regulation. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy, price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could adversely affect the value of a Portfolio’s investments.

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Geographic Concentration Risk:    A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse economic, political, social, currency, or regulatory developments. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, fires, droughts or tsunamis and are economically sensitive to environmental events. The risks associated with investing in a narrowly defined geographic area also are generally more pronounced with respect to investments in emerging market countries.

Frontier Markets Risk:    Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid and, as a result, may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed and traditional emerging markets. Investments in frontier markets may be subject to a greater risk of loss than investments in more developed and traditional emerging markets. Frontier markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities. Economic, political, liquidity and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets.

International Fair Value Pricing Risk:    A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Portfolio’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that the use of fair value pricing will limit a Portfolio’s ability to implement its investment strategy (e.g., reduce the volatility of the Portfolio’s share price) or achieve its investment objective.

Regulatory Risk:    Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for a Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk:    Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

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Trade Suspensions Risk:    Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Portfolio holds material positions in such suspended securities or instruments, the Portfolio’s ability to liquidate its positions may be compromised and the Portfolio could incur significant losses.

Government Securities Risk:    Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae)) and government sponsored enterprises (“GSEs”) (such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac)), are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and repayment of principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or repayment of principal. This would result in losses to a Portfolio. Securities issued or guaranteed by GSEs are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, GSEs may not have the funds to meet their payment obligations in the future. Further, any government guarantees on U.S. government securities that a Portfolio owns extend only to the timely payment of interest and repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Portfolio.

Index Strategy Risk:    A Portfolio (or a portion thereof) that employs an index strategy generally invests in all of the securities included in (or “replicates”) an index or invests in a representative sampling of such securities, regardless of market trends, to seek to track the performance of an unmanaged index of securities, whereas an actively managed Portfolio (or portion thereof) typically seeks to outperform a benchmark index. A Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. To the extent the companies represented in the index are concentrated in particular sectors or industries, a Portfolio will be subject to investment concentration risk. In addition, although the index strategy attempts to closely track the relevant index, a Portfolio may not invest in all of the securities in the index. Also, unlike index performance, a Portfolio’s performance will be reduced by its fees and expenses. Cash flow into and out of a Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match or achieve a high degree of correlation to that of the relevant index. Tracking error may cause a Portfolio’s performance to be less than expected. In addition, to the extent a Portfolio’s investments track the relevant index, the Portfolio may underperform other portfolios that invest more broadly.

To the extent a Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index. A Portfolio’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development with respect to an issuer of securities held by the Portfolio could result in a greater decline in net asset value than would be the case if the Portfolio held all of the securities in the index.

Inflation-Indexed Bonds Risk:    Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise and rise in value when real interest rates decline. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest

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payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, a Portfolio may have no income at all from such investments.

Infrastructure Sector Risk:    Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

Infrastructure issuers can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products. In addition, infrastructure companies may be adversely affected by government regulation or world events (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social or labor unrest, or violence) in the regions in which the companies operate. Infrastructure companies may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. In addition, the failure of an infrastructure company to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure companies may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes, fires, and terrorist acts. Infrastructure-related securities may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Initial Public Offering (“IPO”) Risk:    Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. Therefore, a Portfolio may hold IPO shares for a very short period of time. At times, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, if, for example, only a small portion of the securities being offered in an IPO are made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of portfolios to which IPO securities are allocated increases, the number of securities allocated to any one portfolio may decrease. To the extent a Portfolio with a small asset base invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. The impact of IPOs on such a Portfolio’s performance will likely decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s returns. There is no guarantee that as such a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in profitable IPOs.

Interest Rate Risk:    Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of a Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of a Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of a Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in federal tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. However, there can be no guarantee that any particular government or central bank policy will be continued, discontinued or

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changed, or that any such policy will have the desired effect on interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount.

A significant or rapid rise in interest rates could result in losses to a Portfolio. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent a Portfolio is exposed to such interest rates.

Investment Grade Securities Risk:    Debt securities generally are rated by national bond ratings agencies. A Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Investment Strategy Risk:    The market may reward certain investment characteristics for a period of time and not others. The returns for a specific investment characteristic may vary significantly relative to other characteristics and may increase or decrease significantly during different phases of a market cycle. A Portfolio comprised of stocks intended to reduce exposure to uncompensated risk may not necessarily be less sensitive to a change in the broad market price level and may not accurately estimate the risk/return outcome of stocks. Portfolio investments may exhibit higher volatility than expected or underperform the markets. A Portfolio’s strategy may result in the Portfolio underperforming the general securities markets, particularly during periods of strong positive market performance.

Investment Style Risk:    A Portfolio may use a particular style or set of styles — for example, growth or value investing styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. A Portfolio using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Portfolio also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Portfolio using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Large-Cap Company Risk:    Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

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Leveraging Risk:    When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to a Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, or have embedded leverage, relatively small market fluctuations can result in large changes in the value of such investments. In addition, the costs that a Portfolio pays to engage in these practices are additional costs borne by the Portfolio and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of a Portfolio compared with what it would have been had the Portfolio not used leverage. There can be no assurance that a Portfolio’s use of any leverage will be successful. When a Portfolio utilizes certain of these practices, it must comply with certain asset segregation requirements, which at times may require the Portfolio to dispose of some of its holdings at an unfavorable time or price. The need to segregate assets also could limit a Portfolio’s ability to pursue its objectives or other opportunities as they arise.

Liquidity Risk:    From time to time, there may be little or no active trading market for a particular investment in which a Portfolio may invest or is invested due to a variety of circumstances, including but not limited to deterioration in the financial condition of an issuer or issuers in a particular industry or market segment, periods of economic and market stress, changes in investor perceptions regarding an issuer or industry, periods of market volatility that trigger market circuit breakers that halt trading in securities or close markets entirely, planned market closures, shortened trading hours, extended market holidays, and other reasons. In such a market, the value of such investments and a Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve a Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, a Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Judgment plays a greater role in valuing illiquid investments than investments with more active markets, and there is a greater risk that the investments may not be sold for the price at which a Portfolio is carrying them. A Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. In addition, the trading market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An inability to sell a portfolio position can adversely affect a Portfolio’s value or prevent a Portfolio from being able to take advantage of other investment opportunities. Market participants attempting to sell the same or a similar investment at the same time as a Portfolio could decrease the liquidity of such an investment, especially during periods of market stress. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect a Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Rule 22e-4 under the Investment Company Act mandates certain liquidity risk management practices for open-end funds (excluding money market funds), including the Portfolio. Among other things, the rule requires open-end funds, including the Portfolios, to establish, and the Portfolios have established, a liquidity risk management program to assess, manage, and periodically review the Portfolios’ liquidity risk, based on certain factors specified in the rule. The program is intended to reduce liquidity risk, but it may not work as intended. Analyses, judgments and decisions made in connection with administering the program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the administration of the program. Changes related to the rule may increase a Portfolio’s expenses, may negatively affect a Portfolio’s yield and return potential, and may not reduce a Portfolio’s liquidity risk.

Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets, may alter or impair a Portfolio’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.

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Loan Risk:    Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions.

A Portfolio’s investments in loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured loans offer a Portfolio more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, a Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured loans are subject to a greater risk of default than secured loans, especially during periods of deteriorating economic conditions. Unsecured loans also have a greater risk of nonpayment in the event of a default than secured loans since there is no recourse for the lender to collateral. Loans in which a Portfolio may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan interests may be unrated, and a Portfolio’s Sub-Adviser may be required to rely exclusively on its own analysis of the borrower in determining whether to acquire, or to continue to hold, a loan. Loans may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.

Loan agreements, which set forth the terms of a loan and the obligations of the borrower and lender, contain certain covenants that mandate or prohibit certain borrower actions, including financial covenants (or “maintenance covenants”) that dictate certain minimum and maximum financial performance levels. Certain types of loans contain fewer maintenance covenants than traditional loans (or no maintenance covenants at all) and may not include terms that permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached. This may hinder a Portfolio’s ability to reprice credit risk associated with the borrower and reduce a Portfolio’s ability to restructure a problematic loan and mitigate potential loss. As a result, a Portfolio’s exposure to losses on these types of loans may be increased, especially during a downturn in the credit cycle.

A Portfolio may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, a Portfolio normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. A Portfolio may also purchase a participation in a loan interest that is held by another party. When a Portfolio’s loan interest is a participation, the Portfolio may have less control over the exercise of remedies than the party selling the participation interest, and the Portfolio normally would not have any direct rights against the borrower. It is possible that a Portfolio could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Market Risk:    A Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions, changes in the general outlook for corporate earnings, inflation, changes in interest rates or

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currency rates, lack of liquidity in the markets, or adverse investor sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry.

Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Changes in value may be temporary or may last for extended periods. A Portfolio may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Furthermore, scientific consensus indicates that elevated concentration of greenhouse gas emissions in the atmosphere is contributing to climate change. Impacts from climate change may include significant risks to global financial assets and economic growth. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Portfolio investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

In addition, markets and market-participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Mid-Cap, Small-Cap and Micro-Cap Company Risk:    A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the

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prices of mid-, small- and micro-cap company securities tend to rise and fall in value more frequently than the prices of securities of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their securities could decline significantly. In general, these risks are greater for small- and micro-cap companies than for mid-cap companies. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

Money Market Risk:    Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Money market funds are subject to specific rules that affect the manner in which money market funds are structured and operated and may impact a money market fund’s expenses, operations, returns and liquidity.

Certain money market funds are institutional money market funds, which means that the net asset value of the fund’s shares will “float”. A money market fund with a floating net asset value does not maintain a stable $1.00 net asset value per share; rather, its net asset value will fluctuate with changes in the values of the securities in which the fund invests. An institutional money market fund may impose a fee upon the sale of fund shares or may temporarily suspend the ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors.

Mortgage-Related and Other Asset-Backed Securities Risk:    Investments in mortgage-related and other asset-backed securities are subject to credit risk, liquidity risk, the risk of default, interest rate risk, and prepayment and extension risk, sometimes to a greater extent than various other types of fixed income investments. Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities may decrease the value of such securities, which could result in losses to a Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, even when there is no default or threat of default, instability in the markets for mortgage-related and other asset-backed securities may reduce (at times, significantly) the liquidity of such securities. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-related and other asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

If a Portfolio purchases mortgage-related or other asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio, as a holder of those securities, may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition,

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they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages.

Payment of interest and repayment of principal, the schedule for which varies based on the terms of the loan, may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by various forms of insurance or guarantees, including letters of credit, surety bonds, or other credit or liquidity enhancements. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may lock in a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates. Unscheduled prepayments also would limit the potential for capital appreciation on these securities and may make them less effective than other fixed income securities as a means of “locking in” long-term interest rates, thereby reducing the Portfolio’s income. Prepayment rates are difficult to predict, and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility.

Privately issued mortgage-related and other asset-backed securities may be subject to heightened liquidity risk. During periods of market stress or high redemptions, a Portfolio may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgaged-related and other asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting standards for the underlying mortgages that are applicable to those mortgage-related securities that have U.S. government or government-sponsored enterprise (“GSE”) guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, liquidity risk, or other underwriting characteristics than U.S. government or GSE mortgage-related securities.

Mortgage-backed securities issued in the form of collateralized mortgage obligations (“CMOs”) are collateralized by mortgage loans or mortgage pass-through securities. In periods of supply and demand imbalances in the market for CMOs or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs and other mortgage-backed securities may be structured similarly to collateralized debt obligations (“CDOs”) and may be subject to similar risks.

Multiple Sub-Adviser Risk:    The Adviser may allocate a Portfolio’s assets among multiple Sub-Advisers, each of which is responsible for investing its allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect a Portfolio’s performance. In addition, because each Sub-Adviser manages its allocated portion of a Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Portfolio’s holdings. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term

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instruments or cash are appropriate for its allocated portion of the Portfolio when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of a Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Natural Resources Sector Risk:    The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

New Portfolio Risk:    Certain Portfolios may be relatively new and small with limited operating history. A new Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long-term and a Portfolio may not be successful in implementing its respective investment strategies. Portfolio performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the Portfolio is fully invested. In addition, investment positions may have a disproportionate impact (negative or positive) on performance in new Portfolios. There can be no assurance that such Portfolios will grow to or maintain an economically viable size, which could result in a Portfolio, including a Portfolio offered by the Combined Proxy Statement/Prospectus, being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Non-Diversified Portfolio Risk:    A Portfolio that employs a strategy of investing in the securities of a limited number of companies, including a Portfolio that is classified as “non-diversified,” may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. A Portfolio using such a focused investment strategy may experience greater performance volatility than a Portfolio that is more broadly invested.

Non-Investment Grade Securities Risk:    Bonds rated below BBB by S&P or Fitch or below Baa by Moody’s or, if unrated, determined by the investment manager to be of comparable quality, are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the reliance on credit ratings may present additional risks. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Portfolio

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may lose its entire investment. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Because of the risks involved in investing in below investment grade securities, an investment in a Portfolio that invests substantially in such securities should be considered speculative.

Portfolio Management Risk:    A Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to a Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies, some of which are created or maintained by an investment manager or its affiliates and some of which are created or maintained by third parties. A Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. Imperfections, errors or limitations may go undetected, possibly for quite some time, which could adversely affect decision making for a Portfolio, as well as a Portfolio’s operations or performance. There can be no assurance that the use of these technologies will result in effective investment decisions for a Portfolio.

Portfolio Turnover Risk:    High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return. A Portfolio that adopts new investment objectives or policies or portfolio management strategies, has a new or an additional Sub-Adviser, and/or undergoes a reorganization with another Portfolio may experience substantially increased portfolio turnover due to the differences between the Portfolio’s previous and current investment objectives and policies and portfolio management strategies.

Preferred Stock Risk:    Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities. Preferred stock also may be less liquid than common stock. To the extent that a Portfolio invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Portfolio’s investments to decline.

Prepayment Risk and Extension Risk:    Prepayment risk is the risk that the issuer of a security held by a Portfolio may pay off principal more quickly than originally anticipated, and the Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Falling interest rates generally result in quicker payoffs as borrowers are motivated to pay off debt and refinance at new lower rates. Extension risk is the risk that the issuer of a security held by a Portfolio may pay off principal more slowly than originally anticipated. Rising interest rates generally result in slower payoffs, which effectively increase the duration of certain debt securities and heighten interest rate risk. Additionally, a Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Privately Placed and Other Restricted Securities Risk:    Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to a Portfolio. Rule 144A is designed to

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facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio’s illiquidity. The Adviser or Sub-Adviser may determine that certain securities qualified for trading under Rule 144A are liquid. Where registration of a security is required, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Portfolio desires to sell (and therefore decides to seek registration of) the security, and the time the Portfolio may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which a Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing a Portfolio’s net asset value.

Quantitative Investing Risk:    A portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Data for some companies, particularly for non-U.S. companies, may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. A Portfolio’s securities selection can be adversely affected if it relies on erroneous or outdated data or flawed models or computer systems. As a result, a Portfolio may have a lower return than if the Portfolio were managed using a fundamental analysis or an index-based strategy that did not incorporate quantitative analysis.

Real Estate Investing Risk:    Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation, and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. In addition, global climate change may have an adverse effect on property and security values.

Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. The liquidity and value of subprime mortgages and non-investment grade mortgage-backed securities that are not guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac could change dramatically over time. Operating REITs requires specialized management skills, and a Portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on an investing

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Portfolio. Similar treatment may also apply to REIT-like entities under the laws of the countries in which they were formed. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Regulatory Risk:    Each Portfolio is subject to a variety of laws and regulations that govern its operations. Each Portfolio is subject to regulation by the Securities and Exchange Commission (“SEC”), and certain Portfolios are also subject to regulation by the Commodity Futures Trading Commission (“CFTC”). Each Portfolio is also subject to regulations imposed by other governmental regulatory authorities and self-regulatory organizations. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws or regulations may materially impact a Portfolio, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, may impact the Portfolio’s investment policies or strategies, or may reduce the attractiveness of an investment. A Portfolio also may incur additional costs to comply with any new requirements as well as to monitor for compliance with any new requirements going forward. A Portfolio also may be adversely affected by changes in the interpretation or enforcement of existing laws or regulations. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser also is registered with the CFTC as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and, with respect to Portfolios that employ derivatives investments to a greater extent, serves as a CPO. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs, which may be borne by a Portfolio and may affect the Portfolio’s returns.

Risks Related to Investments in Underlying Portfolios and Underlying ETFs:    A Portfolio that invests in Underlying Portfolios and Underlying ETFs will indirectly bear fees and expenses paid by those Underlying Portfolios and Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Portfolios and Underlying ETFs, as well as the ability of the Underlying Portfolios and Underlying ETFs to generate favorable performance. The Underlying Portfolios’ and Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Portfolios and Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. In addition, because each Underlying Portfolio and Underlying ETF is managed independently, the same security may be held by different Underlying Portfolios and Underlying ETFs, or may be acquired for one portfolio at a time when another portfolio deems it appropriate to dispose of the security, resulting in higher indirect expenses without accomplishing any net investment result. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary. A Portfolio does not control the investments of the Underlying Portfolios or Underlying ETFs, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The Underlying Portfolios and Underlying ETFs may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an Underlying Portfolio or Underlying ETF at a time and price that is unfavorable to the Portfolio.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory

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policies may cause an Underlying ETF’s performance not to match the performance of its index. An Underlying ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the Underlying ETF could result in a greater decline in net asset value than would be the case if the Underlying ETF held all of the securities in the index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an Underlying ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the Underlying ETF manager may not produce the intended results.

Moreover, there is the risk that an Underlying ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the Underlying ETFs could be substantially and adversely affected. In addition, because Underlying ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an Underlying ETF may be different from the net asset value of such ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Sector Risk:    To the extent a Portfolio invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect that sector, industry, or sub-sector. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Portfolio’s performance could also be affected if the sector, industry, or sub-sector does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Securities Lending Risk:    A Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions to seek income. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. government or its agencies, or a standby letter of credit issued by qualified banks. A Portfolio could lose money on its investment of cash collateral. To the extent that portfolio securities acquired with such collateral have decreased in value, it may result in a Portfolio realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into a Portfolio. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral (to cover an increase in the market value of the loaned securities or a decrease in the value of any securities collateral) or in the recovery of the loaned securities, or possible loss of rights in the collateral should the borrower fail financially. There is a risk that a borrower may default on its obligations to return loaned securities. Securities loans are subject to termination by a Portfolio (lender) or a borrower at any time. If a Portfolio terminates a securities loan, it will forego any income on the loan after the termination. Loans will be made only to firms deemed by the Adviser to be of good standing and approved by the Board and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Short Position Risk:    A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains. Short sales involve greater reliance on an investment adviser’s ability to accurately anticipate the future value of a security or instrument,

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potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, which creates special risks. A Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Portfolio may have to buy the securities sold short at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Portfolio. When a Portfolio is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Portfolio may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Portfolio’s ability to pursue other opportunities as they arise.

Special Situations Risk:    A Portfolio may seek to benefit from “special situations,” such as acquisitions, mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or an acquisition, merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that a Sub-Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that a Sub-Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes a longer time to close than a Sub-Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return. In some circumstances, the securities purchased may be illiquid making it difficult for the Portfolio to dispose of them at an advantageous price.

Technology Sector Risk:    The value of the shares of a Portfolio that invests primarily in technology companies is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Variable and Floating Rate Securities Risk:    The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR or an alternative reference rate. Such a floor protects a Portfolio from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below

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the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and a Portfolio may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate securities typically reset only periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in a Portfolio’s value to the extent that it invests in variable rate securities.

Volatility Management Risk (Templeton Portfolio):    The Adviser (or a Sub-Adviser, as the case may be) from time to time may employ various volatility management techniques or make short-term adjustments to a Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing certain Portfolios. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when a Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser (or a Sub-Adviser). Volatility is a statistical measure of the magnitude of changes in a portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in a portfolio’s returns. The result of a Portfolio’s volatility management strategy will be subject to the Adviser’s (or a Sub-Adviser’s) ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser (or a Sub-Adviser) to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of a Portfolio’s volatility management strategy also will be subject to the Adviser’s (or a Sub-Adviser’s) ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser (or a Sub-Adviser) may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser (or a Sub-Adviser) uses proprietary modeling tools to implement a Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose a Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser (or a Sub-Adviser) from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose a Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. When equity exposure is reduced, a lack of correlation between the changes in the value of the futures contracts or other instruments used in connection with the volatility management strategy and the value of a Portfolio’s other equity investments (if any) being hedged could result in losses. Any one or more of these factors may prevent a Portfolio from achieving the intended volatility management or could cause a Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in a Portfolio, may result in underperformance by a Portfolio. For example, if a Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. A Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used. In addition, the Adviser and its insurance company affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as a Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio invests, directly or indirectly, and could have an adverse impact on a Portfolio’s performance. Consistent with its fiduciary duties, the Adviser

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seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies.

Volatility Management Risk (EQ/Aggressive Growth Strategy Portfolio, EQ/Conservative Allocation Portfolio, and Franklin Portfolio):    A Portfolio may invest from time to time in Underlying Portfolios managed by the Adviser that may employ various volatility management techniques or make short-term adjustments to their asset mix (such as by using futures and options to manage equity exposure). Although these actions are intended to reduce the overall risk of investing in an Underlying Portfolio, they may not work as intended and may result in losses by an Underlying Portfolio, and in turn, a Portfolio, or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when an Underlying Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. Volatility is a statistical measure of the magnitude of changes in a portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in a portfolio’s returns. The result of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser to the Underlying Portfolios uses proprietary modeling tools to implement the volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose an Underlying Portfolio, and in turn, a Portfolio, to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose an Underlying Portfolio, and in turn, a Portfolio, to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by an Underlying Portfolio to hedge the value of the Underlying Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Underlying Portfolio’s other investments. When equity exposure is reduced, a lack of correlation between the changes in the value of the futures contracts or other instruments used in connection with the volatility management strategy and the value of an Underlying Portfolio’s other equity investments (if any) being hedged could result in losses. Any one or more of these factors may prevent an Underlying Portfolio from achieving the intended volatility management or could cause an Underlying Portfolio, and in turn, a Portfolio, to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit an Underlying Portfolio’s, and thus a Portfolio’s, participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in an Underlying Portfolio, may result in underperformance by an Underlying Portfolio. For example, if an Underlying Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Underlying Portfolio may forgo some of the returns that can be associated with periods of rising equity values. An Underlying Portfolio’s performance, and therefore a Portfolio’s performance, may be lower than the performance of similar funds where volatility management techniques are not used. In addition, the Adviser and its insurance company affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as an Underlying Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which an Underlying Portfolio invests, directly or indirectly, and could have an adverse impact on an Underlying Portfolio’s performance, and therefore a Portfolio’s performance. Consistent with its fiduciary duties, the Adviser seeks to implement each Underlying

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Portfolio’s investment program in a manner that is in the best interests of the Underlying Portfolio and that is consistent with the Underlying Portfolio’s investment objective, policies and strategies.

Additional Information about Risks:    Additional information that may be associated with a Portfolio’s principal risks but that may not be principal to a Portfolio’s investment strategies follows:

Banking Industry Sector Risk:    To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Collateralized Debt Obligations Risk:    Collateralized debt obligations (“CDOs”) involve many of the risks associated with debt securities including, but not limited to, interest rate risk and credit risk. The risks of an investment in a CDO also depend in part on the quality and type of the collateral and the class or “tranche” of the CDO in which a Portfolio invests. Normally, collateralized bond obligations, collateralized loan obligations, and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Portfolio as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid under a Portfolio’s liquidity policies. CDOs carry risks including, but not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the risk that the quality of the collateral securities may decline in value or default, particularly during periods of economic downturn; (c) the possibility that a Portfolio may invest in CDOs that are subordinate to other classes; and (d) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CDOs also can be difficult to value, and the use of CDOs may result in losses to a Portfolio.

Commodity Risk:    Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, domestic and foreign political and economic events and policies, trade policies and tariffs, war, acts of terrorism, changes in exchange rates, domestic or foreign interest rates or inflation rates and/or investor expectations concerning such rates, and trading activities in commodities. The frequency, duration and magnitude of such changes cannot be predicted. The prices of various commodities may also be affected by factors such as drought, floods and weather, livestock disease, and embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices. No active trading market may exist for certain commodities investments, which may impair the ability of a Portfolio to sell or realize the full value of such investments in the event of the need to liquidate such investments.

Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of a commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index of investment. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may adversely affect a Portfolio’s performance. Although investments in commodities may move in different directions than traditional equity securities and debt instruments, when the value of those traditional investments is declining due to adverse economic conditions, there is no guarantee that commodities will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of traditional equity securities and debt instruments.

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Concentration Risk:    If an Underlying Portfolio or Underlying ETF concentrates, or invests a higher percentage of its assets, in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, that Underlying Portfolio or Underlying ETF may be adversely affected by the performance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Counterparty Risk:    A Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.

Dollar Roll and Sale-Buyback Transactions:    Dollar roll and sale-buyback transactions may increase a Portfolio’s volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Portfolio.

Financial Services Sector Risk:    To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Health Sciences Companies Risk:    Health sciences companies can be adversely affected by, among other things, intense competitive challenges; the need for government approval to offer products and services; product obsolescence; the failure of the issuer to develop new products; the expiration of patent rights; product liability or other litigation; price controls imposed by governments; reductions in government funding; and changes in legislation or government regulations, including uncertainty regarding health care reform and how it will be implemented.

Increases in Hedging Activity Risk:    An increase in hedging activity by producers of a commodity could cause a decline in world prices of that commodity, negatively impacting the price of a fund investing in that commodity.

Industrials Sector Risk:    The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services. Any of these factors could result in a material adverse impact on a Portfolio’s securities and the performance of a Portfolio.

Information Technology Sector Risk:    Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation. Any of these factors could result in a material adverse impact on a Portfolio’s securities and the performance of a Portfolio.

Inverse Floaters Risk:    Inverse floaters are securities with a floating or variable rate of interest (i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals). Inverse floaters have interest rates that tend to move in the opposite direction as the specified market rates or indices and may exhibit substantially greater price volatility than fixed rate obligations having similar

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credit quality, redemption provisions and maturity. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate, while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters typically involve leverage, which can magnify a Portfolio’s losses; accordingly, the holder of an inverse floater could lose more than its principal investment.

LIBOR Risk:    Trillions of dollars’ worth of financial products and contracts around the world, including some of the Funds’ investments, utilize the London Interbank Offered Rate (or “LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is produced daily by averaging the rates reported by a number of banks. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund, or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s investment performance. Current plans call for LIBOR to be phased out by the end of 2021. Financial industry groups have begun planning for a transition to the use of a different reference or benchmark rate, but there are obstacles to converting certain securities and transactions to a new reference or benchmark rate. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Fund’s performance or net asset value. While some LIBOR-based instruments may contemplate a scenario where LIBOR becomes unreliable or is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Fund. Any pricing adjustments to a Fund’s investments resulting from an alternative reference or benchmark rate may also adversely affect the Fund’s performance and/or net asset value.

Listed Private Equity Company Risk:    Listed private equity companies include publicly traded vehicles whose purpose is to invest in privately held companies. Generally, little public information exists for privately held companies, and there is a risk that investors may not be able to make a fully informed investment decision. Investing in less mature privately held companies involves greater risk than investing in well-established, publicly-traded companies.

Municipal Securities Risk:    Municipal securities risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities.

Oil and Gas Sector Risk:    The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration costs, and production spending. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation, as well as negative publicity and perception. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes, changes in exchange rates, interest rates, changes in prices for competitive energy services, economic conditions, tax treatment, government regulation and intervention, and unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). As a result, the value of these companies may fluctuate widely. Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Redemption Risk:    A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Redemption risk also is greater to the extent that one or more investors control a large percentage of investments in a Portfolio, have short investment horizons, or have unpredictable cash flow needs. Heavy redemptions could hurt a Portfolio’s performance.

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Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (COVID-19) have led to dislocation in the market for a variety of fixed income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Repurchase Agreements Risk:    Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. A Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Risks of Investing in Other Investment Companies:    A Portfolio that invests in other investment companies will indirectly bear fees and expenses paid by those investment companies, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the other investment companies invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their objectives. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular investment company will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the investment company, which will vary. A Portfolio does not control the investments of the other investment companies, which may have different investment objectives and may engage in investment strategies that the Portfolio would not engage in directly. The other investment companies may change their investment objectives or policies without the approval of a Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the investment company at a time and price that is unfavorable to the Portfolio.

Sovereign Debt Securities Risk:    Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt for a variety of reasons including, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. In addition, there are generally no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt obligations may be collected and there may be few or no effective legal remedies for collecting on such debt. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulties in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Structured Securities Risk:    Because structured securities of the type in which a Portfolio may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying

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instruments. A Portfolio may invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Portfolio’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

Tax Risk:    A Portfolio is subject to the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes and commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Portfolio’s taxable income or gains and distributions.

Unseasoned Companies Risk:    Unseasoned companies are companies that have been in operation for less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Utilities Sector Risk:    The utilities sector in general is subject to significant governmental regulation and review, which may result in limitations or delays with regard to changes in the rates that companies in this sector charge their customers. Other risk factors that may affect utility companies include the risk of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and safety regulations; the potential impact of natural or man-made disasters; difficulties in obtaining natural gas or other key inputs; risks related to the construction and operation of power plants; the effects of energy conservation and the effects of regulatory changes. Any of these factors could result in a material adverse impact on a Portfolio’s securities and the performance of the Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk:    When-issued and delayed delivery securities and forward commitments involve the risk that the security a Portfolio buys will decline in value prior to its delivery. This risk is in addition to the risk that a Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero Coupon and Pay-in-Kind Securities Risk:    A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

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APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

PORTFOLIOS OF EQ TRUST

As of February 28, 2020, to EQ Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class IA, Class IB, or Class K shares of an Acquiring Portfolio.

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

1290 VT Small Cap Value Portfolio — Class IB

THE CLERGY ADVANTAGE 403(B) P.O. BOX 272 LOVELAND, CO 80539	14.59%	1.155%

EQ/Morgan Stanley Small Cap Growth Portfolio — Class IB

IREHIDA RODRIGUEZ TULLIO 6 HALFMOON CT HIGHLANDS, NJ 07732	7.06%	0.000%

LINGYI YU 14245 SE 60TH ST BELLEVUE, WA 98006	38.12%	0.003%

MARGARET KUMBATOVIC 21 14 77TH STREET, APT D2 EAST ELMHURST, NY 11370	6.54%	0.000%

YUNHAO CHEN 2608 ANDERS LN PLANO, TX 75093	6.07%	0.000%

ILONA VEGA JARAMILLO 2333 BRICKELL AVENUE 916 MIAMI, FL 33129	14.78%	0.001%

ANTONIO DONADI 13724 SW 109 CT MIAMI, FL 33176	8.95%	0.001%

All Asset Growth — Alt 20 Portfolio — Class IB

GLENBROOK ORAL AND MAXILLOFACIAL 3633 W LAKE AVE STE 100 GLENVIEW, IL 60026	25.22%	0.202%

DEREK P CIMLER, D.D.S. 46 NEW HAVE RD VERGENNES, VT 05491	5.67%	0.046%

SERGE PAPIERNIK, D.D.S., P.A. 9350 DIXIE HWY STE 920 MIAMI, FL 33156	12.43%	0.100%

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As of February 28, 2020, to EQ Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class IA, Class IB, or Class K shares of an Acquired Portfolio.

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

EQ/UBS Growth and Income Portfolio — Class IB

ASPLUNDH DEF COMP PLAN TR DTD 2015 JOSEPH P DWYER 708 BLAIR MILL ROAD WILLOW GROVE, PA 19090	5.35%	1.75%

PORTFOLIOS OF VIP TRUST

As of February 28, 2020, to VIP Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class A, B or K shares of an Acquiring Portfolio.

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

EQ/Conservative Allocation Portfolio — Class A

MAPLE RIDGE PARTICIPATION CORPORATION P.O. BOX 400 CLARKSDALE, MS 38614	32.91%	0.563%

EQ/Conservative Allocation Portfolio — Class K

F. JOHN DAHL, D.D.S. 95 N BROADWAY STE A2-1 WHITE PLAINS, NY 10603	5.47%	0.057%

JEFFREY L BARLEY 6904 SPRING VALLEY DR STE 304 HOLLAND, OH 43528	5.34%	0.056%

DRS. ROBINSON & VAN FOSSEN, LLC 25 E WASHINGTON ST STE 1211 CHICAGO, IL 60602	10.85%	0.113%

ASSOC. ORTHODONTISTS OF WAUSAU 5305 RIB MOUNTAIN DR WAUSAU, WI 54401	17.02%	0.178%

TUSCULUM DENETAL CARE, PLLC 95 MEADOW WOOD GREENEVILLE, TN 37745	8.13%	0.085%

GARY ALVO, DDS 16600 NE 8TH AVE N MIAMI BEACH, FL 33162	7.27%	0.076%

LAKEWOOD FAMILY DENTISTRY P.C. 7700 W 14TH AVE LAKEWOOD, CO 80214	5.05%	0.053%

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As of February 28, 2020, to VIP Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class A or Class B shares of an Acquired Portfolio.

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganization occurs)

Charter Aggressive Growth Portfolio — Class B

JASON T CHEN 15515 MONTE VISTA DR SARATOGA, CA 95070	12.75%	0.92%

JEREMY CHEN 15515 MONTE VISTA DR SARATOGA, CA 95070	12.75%	0.92%

JEFFREY T CHEN 2250 GELLERT BLVD #2310 S. SAN FRANCISCO, CA 94080	12.75%	0.92%

Charter Growth Portfolio – Class B

IMER REVOCABLE TRUST JUDITH A BERKH 5937 SUMMERHEDGE PLACE ST. LOUIS, MO 63128	5.61%	0.78%

DANIEL KLITSNER 441 HOLCOMB AVE LARKSPUR, CA 94939	8.99%	1.25%

CYNTHIA S CHEN 1001 MARIPOSA STREET, APT 310 SAN FRANCISCO, CA 94107	6.77%	0.94%

ROY SU 1200 OLD MILL ROAD SAN MARINO, CA 91108	19.31%	2.68%

Charter Moderate Portfolio – Class B

WILLIAM C WISWELL W4812 OVERLOOK DR ELKHORN, WI 53121	6.36%	1.32%

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FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E92622-Z76535

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF AXA PREMIER VIP TRUST* (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT AXA EQUITABLE LIFE INSURANCE COMPANY TO VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	For	Against	Abstain
7a. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Charter[SM] Aggressive Growth Portfolio, a series of the Trust, into the All Asset Growth-Alt 20 Portfolio*, a series of EQ Advisors Trust. (*Only shareholders of Charter[SM] Aggressive Growth Portfolio will vote on this Proposal.*)	☐	☐	☐

To transact such other business that may properly come before the Meeting.

*Effective on or about May 1, 2020, AXA Premier VIP Trust will be renamed EQ Premier VIP Trust, and the All Asset Growth-Alt 20 Portfolio will be renamed EQ/All Asset Growth Allocation Portfolio.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of AXA Equitable Life Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

E92623-Z76535

VOTING INSTRUCTION CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 22, 2020

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the "Contracts") whose account value is invested in the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the "Acquired Portfolio"), a series of AXA Premier VIP Trust (the "Trust"), hereby instructs AXA Equitable Life Insurance Company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated April 7, 2020 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by AXA Equitable Life Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

AXA EQUITABLE
1290 AVENUE OF THE AMERICAS
NEW YORK, NY 10104-1472

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E93889-S97977

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF AXA PREMIER VIP TRUST* (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL

	For	Against	Abstain
7.A. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Charter℠ Aggressive Growth Portfolio, a series of the Trust, into the All Asset Growth-Alt 20 Portfolio*, a series of EQ Advisors Trust. *(Only shareholders of Charter℠ Aggressive Growth Portfolio will vote on this Proposal.)*	☐	☐	☐

To transact such other business that may properly come before the Meeting.

*Effective on or about May 1, 2020, AXA Premier VIP Trust will be renamed EQ Premier VIP Trust, and the All Asset Growth-Alt 20 Portfolio will be renamed EQ/All Asset Growth Allocation Portfolio.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

E93890-S97977

PROXY CARD

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the "Trust") on behalf of the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the "Acquired Portfolio"), a series of the Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated April 7, 2020 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. **Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal.**

Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E92624-Z76535

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF AXA PREMIER VIP TRUST* (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT AXA EQUITABLE LIFE INSURANCE COMPANY TO VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	For	Against	Abstain
7b. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Charter^{SM} Growth Portfolio, a series of the Trust, into the All Asset Growth-Alt 20 Portfolio*, a series of EQ Advisors Trust. (*Only shareholders of Charter^{SM} Growth Portfolio will vote on this Proposal.*)	☐	☐	☐

To transact such other business that may properly come before the Meeting.

*Effective on or about May 1, 2020, AXA Premier VIP Trust will be renamed EQ Premier VIP Trust, and the All Asset Growth-Alt 20 Portfolio will be renamed EQ/All Asset Growth Allocation Portfolio.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of AXA Equitable Life Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

E92625-Z76535

VOTING INSTRUCTION CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 22, 2020

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the "Contracts") whose account value is invested in the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the "Acquired Portfolio"), a series of AXA Premier VIP Trust (the "Trust"), hereby instructs AXA Equitable Life Insurance Company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated April 7, 2020 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by AXA Equitable Life Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

AXA EQUITABLE
1290 AVENUE OF THE AMERICAS
NEW YORK, NY 10104-1472

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E93891-S97977

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF AXA PREMIER VIP TRUST* (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL

	For	Against	Abstain
7.B. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Charter℠ Growth Portfolio, a series of the Trust, into the All Asset Growth-Alt 20 Portfolio*, a series of EQ Advisors Trust. *(Only shareholders of Charter℠ Growth Portfolio will vote on this Proposal.)*	☐	☐	☐

To transact such other business that may properly come before the Meeting.

*Effective on or about May 1, 2020, AXA Premier VIP Trust will be renamed EQ Premier VIP Trust, and the All Asset Growth-Alt 20 Portfolio will be renamed EQ/All Asset Growth Allocation Portfolio.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

E93892-S97977

PROXY CARD

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the "Trust") on behalf of the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the "Acquired Portfolio"), a series of the Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated April 7, 2020 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. **Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal.**

Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E92626-Z76535

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF AXA PREMIER VIP TRUST* (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT AXA EQUITABLE LIFE INSURANCE COMPANY TO VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	For	Against	Abstain
7c. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Charter℠ Moderate Growth Portfolio, a series of the Trust, into the All Asset Growth-Alt 20 Portfolio*, a series of EQ Advisors Trust. (*Only shareholders of Charter℠ Moderate Growth Portfolio will vote on this Proposal.*)	☐	☐	☐

To transact such other business that may properly come before the Meeting.

*Effective on or about May 1, 2020, AXA Premier VIP Trust will be renamed EQ Premier VIP Trust, and the All Asset Growth-Alt 20 Portfolio will be renamed EQ/All Asset Growth Allocation Portfolio.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of AXA Equitable Life Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

E92627-Z76535

VOTING INSTRUCTION CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 22, 2020

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the "Contracts") whose account value is invested in the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the "Acquired Portfolio"), a series of AXA Premier VIP Trust (the "Trust"), hereby instructs AXA Equitable Life Insurance Company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated April 7, 2020 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by AXA Equitable Life Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

AXA EQUITABLE
1290 AVENUE OF THE AMERICAS
NEW YORK, NY 10104-1472

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E93893-S97977

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF AXA PREMIER VIP TRUST* (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	**For**	**Against**	**Abstain**
7.C. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Charter℠ Moderate Growth Portfolio, a series of the Trust, into the All Asset Growth-Alt 20 Portfolio*, a series of EQ Advisors Trust. *(Only shareholders of Charter℠ Moderate Growth Portfolio will vote on this Proposal.)*	☐	☐	☐

To transact such other business that may properly come before the Meeting.

*Effective on or about May 1, 2020, AXA Premier VIP Trust will be renamed EQ Premier VIP Trust, and the All Asset Growth-Alt 20 Portfolio will be renamed EQ/All Asset Growth Allocation Portfolio.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

E93894-S97977

PROXY CARD

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the "Trust") on behalf of the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the "Acquired Portfolio"), a series of the Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated April 7, 2020 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. **Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal.**

Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E92628-Z76535

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF AXA PREMIER VIP TRUST* (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT AXA EQUITABLE LIFE INSURANCE COMPANY TO VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	For	Against	Abstain
7d. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Charter℠ Moderate Portfolio, a series of the Trust, into the All Asset Growth-Alt 20 Portfolio*, a series of EQ Advisors Trust. (*Only shareholders of Charter℠ Moderate Portfolio will vote on this Proposal.*)	☐	☐	☐

To transact such other business that may properly come before the Meeting.

*Effective on or about May 1, 2020, AXA Premier VIP Trust will be renamed EQ Premier VIP Trust, and the All Asset Growth-Alt 20 Portfolio will be renamed EQ/All Asset Growth Allocation Portfolio.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of AXA Equitable Life Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

E92629-Z76535

VOTING INSTRUCTION CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 22, 2020

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the "Contracts") whose account value is invested in the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the "Acquired Portfolio"), a series of AXA Premier VIP Trust (the "Trust"), hereby instructs AXA Equitable Life Insurance Company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated April 7, 2020 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by AXA Equitable Life Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

AXA EQUITABLE
1290 AVENUE OF THE AMERICAS
NEW YORK, NY 10104-1472

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E93895-S97977

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF AXA PREMIER VIP TRUST* (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	**For**	**Against**	**Abstain**
7.D. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Charter℠ Moderate Portfolio, a series of the Trust, into the All Asset Growth-Alt 20 Portfolio*, a series of EQ Advisors Trust. *(Only shareholders of Charter℠ Moderate Portfolio will vote on this Proposal.)*	▢	▢	▢

To transact such other business that may properly come before the Meeting.

*Effective on or about May 1, 2020, AXA Premier VIP Trust will be renamed EQ Premier VIP Trust, and the All Asset Growth-Alt 20 Portfolio will be renamed EQ/All Asset Growth Allocation Portfolio.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

E93896-S97977

PROXY CARD

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the "Trust") on behalf of the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the "Acquired Portfolio"), a series of the Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated April 7, 2020 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. **Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal.**

Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E92630-Z76535

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF AXA PREMIER VIP TRUST* (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT AXA EQUITABLE LIFE INSURANCE COMPANY TO VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	**For**	**Against**	**Abstain**
8. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Charter[SM] Conservative Portfolio, a series of the Trust, into the EQ/Conservative Allocation Portfolio, also a series of the Trust. (*Only shareholders of Charter[SM] Conservative Portfolio will vote on this Proposal.*)	☐	☐	☐

To transact such other business that may properly come before the Meeting.

*Effective on or about May 1, 2020, AXA Premier VIP Trust will be renamed EQ Premier VIP Trust.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of AXA Equitable Life Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

E92631-Z76535

VOTING INSTRUCTION CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 22, 2020

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the "Contracts") whose account value is invested in the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the "Acquired Portfolio"), a series of AXA Premier VIP Trust (the "Trust"), hereby instructs AXA Equitable Life Insurance Company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated April 7, 2020 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by AXA Equitable Life Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

AXA EQUITABLE
1290 AVENUE OF THE AMERICAS
NEW YORK, NY 10104-1472

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E93897-S97977

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF AXA PREMIER VIP TRUST* (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	**For**	**Against**	**Abstain**
8. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Charter℠ Conservative Portfolio, a series of the Trust, into the EQ/Conservative Allocation Portfolio, also a series of the Trust. *(Only shareholders of Charter℠ Conservative Portfolio will vote on this Proposal.)*	☐	☐	☐

To transact such other business that may properly come before the Meeting.

*Effective on or about May 1, 2020, AXA Premier VIP Trust will be renamed EQ Premier VIP Trust.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

E93898-S97977

PROXY CARD

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the "Trust") on behalf of the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the "Acquired Portfolio"), a series of the Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated April 7, 2020 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. **Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal.**

Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E92632-Z76535

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF AXA PREMIER VIP TRUST* (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT AXA EQUITABLE LIFE INSURANCE COMPANY TO VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	For	Against	Abstain
9. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Charter℠ Small Cap Growth Portfolio, a series of the Trust, into the EQ/Morgan Stanley Small Cap Growth Portfolio, a series of EQ Advisors Trust. *(Only shareholders of Charter℠ Small Cap Growth Portfolio will vote on this Proposal.)*	☐	☐	☐

To transact such other business that may properly come before the Meeting.

*Effective on or about May 1, 2020, AXA Premier VIP Trust will be renamed EQ Premier VIP Trust.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of AXA Equitable Life Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

E92633-Z76535

VOTING INSTRUCTION CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 22, 2020

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the "Contracts") whose account value is invested in the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the "Acquired Portfolio"), a series of AXA Premier VIP Trust (the "Trust"), hereby instructs AXA Equitable Life Insurance Company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated April 7, 2020 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by AXA Equitable Life Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

AXA EQUITABLE
1290 AVENUE OF THE AMERICAS
NEW YORK, NY 10104-1472

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E93899-S97977

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF AXA PREMIER VIP TRUST* (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	**For**	**Against**	**Abstain**
9. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Charter℠ Small Cap Growth Portfolio, a series of the Trust, into the EQ/Morgan Stanley Small Cap Growth Portfolio, a series of EQ Advisors Trust. *(Only shareholders of Charter℠ Small Cap Growth Portfolio will vote on this Proposal.)*	☐	☐	☐

To transact such other business that may properly come before the Meeting.

*Effective on or about May 1, 2020, AXA Premier VIP Trust will be renamed EQ Premier VIP Trust.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

E93900-S97977

PROXY CARD

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the "Trust") on behalf of the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the "Acquired Portfolio"), a series of the Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated April 7, 2020 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. **Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal.**

Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E92634-Z76535

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF AXA PREMIER VIP TRUST* (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT CONTRACTHOLDERS INSTRUCT AXA EQUITABLE LIFE INSURANCE COMPANY TO VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL

	For	Against	Abstain
10. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Charter℠ Small Cap Value Portfolio, a series of the Trust, into the 1290 VT Small Cap Value Portfolio, a series of EQ Advisors Trust. (*Only shareholders of Charter℠ Small Cap Value Portfolio will vote on this Proposal.*)	☐	☐	☐

To transact such other business that may properly come before the Meeting.

*Effective on or about May 1, 2020, AXA Premier VIP Trust will be renamed EQ Premier VIP Trust.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of AXA Equitable Life Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

E92635-Z76535

VOTING INSTRUCTION CARD
SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 22, 2020

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the "Contracts") whose account value is invested in the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the "Acquired Portfolio"), a series of AXA Premier VIP Trust (the "Trust"), hereby instructs AXA Equitable Life Insurance Company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated April 7, 2020 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by AXA Equitable Life Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

AXA EQUITABLE
1290 AVENUE OF THE AMERICAS
NEW YORK, NY 10104-1472

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E93901-S97977

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF AXA PREMIER VIP TRUST* (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL	**For**	**Against**	**Abstain**
10. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of the Charter℠ Small Cap Value Portfolio, a series of the Trust, into the 1290 VT Small Cap Value Portfolio, a series of EQ Advisors Trust. *(Only shareholders of Charter℠ Small Cap Value Portfolio will vote on this Proposal.)*	☐	☐	☐

To transact such other business that may properly come before the Meeting.

*Effective on or about May 1, 2020, AXA Premier VIP Trust will be renamed EQ Premier VIP Trust.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
The Combined Proxy Statement and Prospectus is available at www.proxyvote.com.

E93902-S97977

PROXY CARD

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the "Trust") on behalf of the portfolio being acquired in the proposed Agreement and Plan of Reorganization and Termination (the "Acquired Portfolio"), a series of the Trust. The person signing on the reverse side of this card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the "Meeting"), as described in the Combined Proxy Statement and Prospectus dated April 7, 2020 (the "Proxy Statement/Prospectus"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. **Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal.**

Receipt of the Notice of Meeting and the Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

STATEMENT OF ADDITIONAL INFORMATION

Dated April 7, 2020

EQ ADVISORS TRUST

EQ/Franklin Templeton Allocation Managed Volatility Portfolio

EQ/MFS Technology II Portfolio

EQ/Templeton Global Equity Managed Volatility Portfolio

EQ/UBS Growth and Income Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio,

each a series of EQ Advisors Trust and

AXA PREMIER VIP TRUST

CharterSM Aggressive Growth Portfolio

CharterSM Conservative Portfolio,

CharterSM Growth Portfolio

CharterSM Moderate Growth Portfolio

CharterSM Moderate Portfolio

CharterSM Small Cap Growth Portfolio

CharterSM Small Cap Value Portfolio,

each a series of AXA Premier VIP Trust

(each, an “Acquired Portfolio” and together, the “Acquired Portfolios”)

AND

EQ ADVISORS TRUST

1290 VT Small Cap Value Portfolio

1290 VT SmartBeta Equity Portfolio

All Asset Growth-Alt 20 Portfolio

EQ/Aggressive Growth Strategy Portfolio

EQ/American Century Mid Cap Value Portfolio

EQ/Capital Guardian Research Portfolio

EQ/Janus Enterprise Portfolio

EQ/Morgan Stanley Small Cap Growth Portfolio

EQ/MFS Technology Portfolio,

each a series of EQ Advisors Trust and

AXA PREMIER VIP TRUST

EQ/Conservative Allocation Portfolio,

a series of AXA Premier VIP Trust

(each, an “Acquiring Portfolio” and together, the “Acquiring Portfolios”)

1290 Avenue of the Americas

New York, New York 10104

(877) 222-2144

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
EQ/Franklin Templeton Allocation Managed Volatility Portfolio	EQ/Aggressive Growth Strategy Portfolio
EQ/MFS Technology II Portfolio	EQ/MFS Technology Portfolio
EQ/Templeton Global Equity Managed Volatility Portfolio	1290 VT SmartBeta Equity Portfolio
EQ/UBS Growth and Income Portfolio	EQ/Capital Guardian Research Portfolio
Multimanager Mid Cap Growth Portfolio	EQ/Janus Enterprise Portfolio
Multimanager Mid Cap Value Portfolio	EQ/American Century Mid Cap Value Portfolio
CharterSM Aggressive Growth Portfolio CharterSM Growth Portfolio CharterSM Moderate Growth Portfolio CharterSM Moderate Portfolio	All Asset Growth-Alt 20 Portfolio All Asset Growth-Alt 20 Portfolio All Asset Growth-Alt 20 Portfolio All Asset Growth-Alt 20 Portfolio
CharterSM Small Cap Growth Portfolio	EQ/Morgan Stanley Small Cap Growth Portfolio
CharterSM Small Cap Value Portfolio	1290 VT Small Cap Value Portfolio
CharterSM Conservative Portfolio	EQ/Conservative Allocation Portfolio

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of each Acquired Portfolio into the corresponding Acquiring Portfolio under which the Acquiring Portfolio would acquire all of the assets of the Acquired Portfolio in exchange solely for shares of the Acquiring Portfolio and that Acquiring Portfolio’s assumption of all of the corresponding Acquired Portfolio’s liabilities (the “Reorganizations”). This SAI is available to owners of and participants in variable life insurance contracts and variable annuity contracts and certificates (the “Contracts”) with amounts allocated to an Acquired Portfolio and to other shareholders of the Acquired Portfolios as of February 28, 2020.

This SAI is not a prospectus. A Combined Proxy Statement and Prospectus dated April 7, 2020 relating to the Reorganizations (the “Combined Proxy Statement/Prospectus”) may be obtained, without charge, by writing to EQ Advisors Trust (“EQ Trust”) or AXA Premier VIP Trust (“VIP Trust”) at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-877-222-2144. This SAI should be read in conjunction with the Combined Proxy Statement/Prospectus.

Contents of the SAI

This SAI consists of the cover page, the information set forth below, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

With respect to the reorganization of the EQ/Franklin Templeton Allocation Managed Volatility Portfolio, a series of EQ Trust, merging into the EQ/Aggressive Growth Strategy Portfolio, a series of EQ Trust; the EQ/MFS Technology II Portfolio, a series of EQ Trust, merging into the EQ/MFS Technology Portfolio, a series of EQ Trust; the EQ/Templeton Global Equity Managed Volatility Portfolio, a series of EQ Trust, merging into the 1290 VT SmartBeta Equity Portfolio, a series of EQ Trust; the EQ/UBS Growth and Income Portfolio, a series of EQ Trust, merging into the EQ/Capital Guardian Research Portfolio, a series of EQ Trust; the Multimanager Mid Cap Growth Portfolio, a series of EQ Trust, merging into the EQ/Janus Enterprise Portfolio, a series of EQ Trust; and the Multimanager Mid Cap Value Portfolio, a series of EQ Trust, merging into the EQ/American Century Mid Cap Value Portfolio, a series of EQ Trust.

The combined Statement of Additional Information of EQ Trust dated May 1, 2019, as supplemented, with respect to the 1290 VT SmartBeta Equity Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Janus Enterprise Portfolio, and EQ/MFS Technology Portfolio, each an Acquiring Portfolio, and the EQ/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/MFS Technology II Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/UBS Growth and Income Portfolio, Multimanager Mid Cap Growth Portfolio, and Multimanager Mid Cap Value Portfolio, each an Acquired Portfolio (File Nos. 333-17217 and 811-07953).

The combined Statement of Additional Information includes information about other EQ Trust portfolios that are not relevant to the Reorganizations. Please disregard that information.

With respect to the reorganization of the CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Growth Portfolio, and CharterSM Moderate Portfolio, each a series of VIP Trust, merging into the All Asset Growth-Alt 20 Portfolio, a series of EQ Trust; the CharterSM Small Cap Growth Portfolio, a series of VIP Trust, merging into the EQ/Morgan Stanley Small Cap Growth Portfolio, a series of EQ Trust; and the CharterSM Small Cap Value Portfolio, a series of VIP Trust, merging into the 1290 VT Small Cap Value Portfolio, a series of EQ Trust.

The combined Statement of Additional Information of EQ Trust dated May 1, 2019, as supplemented, with respect to the 1290 VT Small Cap Value Portfolio, All Asset Growth-Alt 20 Portfolio, and EQ/Morgan Stanley Small Cap Growth Portfolio, each an Acquiring Portfolio (File Nos. 333-17217 and 811-07953).

The combined Statement of Additional Information of VIP Trust dated May 1, 2019, as supplemented, with respect to the CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Growth Portfolio, CharterSM Moderate Portfolio, CharterSM Small Cap Growth Portfolio, and CharterSM Small Cap Value Portfolio, each an Acquired Portfolio (File Nos. 333-70754 and 811-10509).

The combined Statements of Additional Information include information about other EQ Trust and VIP Trust portfolios that are not relevant to the Reorganizations. Please disregard that information.

With respect to the reorganization of the CharterSM Conservative Portfolio, a series of VIP Trust, merging into the EQ/Conservative Allocation Portfolio, a series of VIP Trust.

The combined Statement of Additional Information of VIP Trust dated May 1, 2019, as supplemented, with respect to the EQ/Conservative Allocation Portfolio, the Acquiring Portfolio, and the CharterSM Conservative Portfolio, the Acquired Portfolio (File Nos. 333-70754 and 811-10509).

The combined Statement of Additional Information includes information about other VIP Trust portfolios that is not relevant to the Reorganization. Please disregard that information.

CharterSM Conservative Portfolio merging into EQ/Conservative Allocation Portfolio

In accordance with the instructions to Form N-14, pro forma financial information for the CharterSM Conservative Portfolio (“Conservative Portfolio”) and the EQ/Conservative Allocation Portfolio after giving effect to the Reorganization are not required to be included in this SAI because the net assets of the Conservative Portfolio within 30 days prior to the date of filing of the Combined Proxy Statement and Prospectus for the Reorganization are less than 10 percent of the net assets of the EQ/Conservative Allocation Portfolio.

CharterSM Aggressive Growth Portfolio merging into All Asset Growth-Alt 20 Portfolio

In accordance with the instructions to Form N-14, pro forma financial information for the CharterSM Aggressive Growth Portfolio (“Aggressive Growth Portfolio”) and the All Asset Growth-Alt 20 Portfolio after giving effect to the Reorganization are not required to be included in this SAI because the net assets of the Aggressive Growth Portfolio within 30 days prior to the date of filing of the Combined Proxy Statement and Prospectus for the Reorganization are less than 10 percent of the net assets of the All Asset Growth-Alt 20 Portfolio.

CharterSM Growth Portfolio merging into All Asset Growth-Alt 20 Portfolio

In accordance with the instructions to Form N-14, pro forma financial information for the CharterSM Growth Portfolio (“Growth Portfolio”) and the All Asset Growth-Alt 20 Portfolio after giving effect to the Reorganization are not required to be included in this SAI because the net assets of the Growth Portfolio within 30 days prior to the date of filing of the Combined Proxy Statement and Prospectus for the Reorganization are less than 10 percent of the net assets of the All Asset Growth-Alt 20 Portfolio.

EQ/Franklin Templeton Allocation Managed Volatility Portfolio merging into EQ/Aggressive Growth Strategy Portfolio

The following tables set forth the pro forma Portfolio of Investments as of December 31, 2019, the pro forma condensed Statement of Assets and Liabilities as of December 31, 2019, and the pro forma condensed Statement of Operations for the one year period ended December 31, 2019 for the EQ/Franklin Templeton Allocation Managed Volatility Portfolio (“Franklin Portfolio”) and the EQ/Aggressive Growth Strategy Portfolio, as adjusted giving effect to the Reorganization.

The pro forma Portfolio of Investments contains information about the securities holdings of the combined Portfolio as of December 31, 2019, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2019 (Unaudited)

	EQ/ Franklin Templeton Allocation Managed Volatility	EQ/ Aggressive Growth Strategy	Pro Forma Adjustment	EQ/ Aggressive Growth Strategy Combined Pro Forma	EQ/ Franklin Templeton Allocation Managed Volatility	EQ/ Aggressive Growth Strategy	Pro Forma Adjustment		EQ/ Aggressive Growth Strategy Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)		Value ($)
INVESTMENT COMPANIES:
Equity (85.5%)
EQ/2000 Managed Volatility Portfolio‡	—	36,866,302	—	36,866,302	—	766,182,474	—		766,182,474
EQ/400 Managed Volatility Portfolio‡	—	3,156,165	—	3,156,165	—	69,387,260	—		69,387,260
EQ/500 Managed Volatility Portfolio‡	13,507,012	78,687,681	—	92,194,693	371,125,845	2,162,064,497	—		2,533,190,342
EQ/Franklin Balanced Managed Volatility Portfolio‡	31,955,588	—	—	31,955,588	358,624,628	—	—		358,624,628
EQ/International Managed Volatility Portfolio‡	—	39,132,266	—	39,132,266	—	538,187,673	—		538,187,673
EQ/Templeton Global Equity Managed Volatility Portfolio‡	31,009,150	—	—	31,009,150	367,207,064	—	—		367,207,064

Total Equity					1,096,957,537	3,535,821,904	—		4,632,779,441

Fixed Income (14.5%)
EQ/AB Short Duration Government Bond Portfolio‡	—	9,888,448	—	9,888,448	—	98,187,859	—		98,187,859
EQ/Core Bond Index Portfolio‡	—	32,820,731	—	32,820,731	—	330,820,975	—		330,820,975
EQ/Intermediate Government Bond Portfolio‡	—	34,402,719	—	34,402,719	—	357,293,420	—		357,293,420

Total Fixed Income					—	786,302,254	—		786,302,254

Total Investments in Securities (100.0%) (Cost $4,442,577,603)					1,096,957,537	4,322,124,158	—		5,419,081,695
Other Assets Less Liabilities (0.0%)					46,522	(337,508)	(102,280	)††	(393,266)

Net Assets (100.0%)					1,097,004,059	4,321,786,650	(102,280)		5,418,688,429

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
††	Reflects adjustment due to proxy costs associated with the reorganization.

The holdings in affiliated Investment Companies are all Class K shares.

As of December 31, 2019, all securities held by the Acquired Portfolio would comply with the investment policies and restrictions of the Acquiring Portfolio.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

EQ/Franklin Templeton Allocation

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/500 Managed Volatility Portfolio(a)	13,507,012	343,152,172	14,976,633	(70,987,988)	(526,898)	84,511,926	371,125,845	6,158,428	6,426,011
EQ/Franklin Balanced Managed Volatility Portfolio(b)	31,955,588	357,333,157	26,475,417	(64,387,989)	2,045,488	37,158,555	358,624,628	9,854,316	6,728,907
EQ/Templeton Global Equity Managed Volatility Portfolio(c)	31,009,150	334,615,010	47,487,319	(53,404,006)	2,213,086	36,295,655	367,207,064	7,266,060	22,728,947

Total		1,035,100,339	88,939,369	(188,779,983)	3,731,676	157,966,136	1,096,957,537	23,278,804	35,883,865

(a)	Formerly known as AXA 500 Managed Volatility Portfolio.
(b)	Formerly known as AXA/Franklin Balanced Managed Volatility Portfolio.
(c)	Formerly known as AXA/Templeton Global Equity Managed Volatility Portfolio.

EQ/Aggressive Growth Strategy

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/500 Managed Volatility Portfolio(a)	78,687,681	1,723,132,789	192,718,101	(197,381,200)	3,052,963	440,541,844	2,162,064,497	35,165,610	36,671,049
EQ/400 Managed Volatility Portfolio(b)	3,156,165	49,201,252	14,007,594	(4,167,065)	(12,620)	10,358,099	69,387,260	785,430	1,714,052
EQ/2000 Managed Volatility Portfolio(c)	36,866,302	559,159,298	133,670,564	(33,847,824)	14	107,200,422	766,182,474	8,275,509	29,622,833
EQ/International Managed Volatility Portfolio(d)	39,132,266	414,155,496	64,105,878	(20,039,399)	5,378	79,960,320	538,187,673	13,026,975	1,207,842

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Fixed Income
EQ/AB Short Duration Government Bond Portfolio(e)	9,888,448	85,511,569	16,801,512	(4,760,751)	15,467	620,062	98,187,859	1,934,449	—
EQ/Core Bond Index Portfolio	32,820,731	286,847,520	51,674,956	(20,316,980)	(59,496)	12,674,975	330,820,975	6,953,795	—
EQ/Intermediate Government Bond Portfolio	34,402,719	315,648,065	55,343,799	(22,060,026)	22,466	8,339,116	357,293,420	6,339,328	—

Total		3,433,655,989	528,322,404	(302,573,245)	3,024,172	659,694,838	4,322,124,158	72,481,096	69,215,776

(a)	Formerly known as AXA 500 Managed Volatility Portfolio.
(b)	Formerly known as AXA 400 Managed Volatility Portfolio.
(c)	Formerly known as AXA 2000 Managed Volatility Portfolio.
(d)	Formerly known as AXA International Managed Volatility Portfolio.
(e)	Formerly known as AXA/AB Short Duration Government Bond Portfolio

EQ/Aggressive Growth Strategy Combined Pro Forma (Unaudited)

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/500 Managed Volatility Portfolio(a)	92,194,693	2,066,284,961	207,694,734	(268,369,188)	2,526,065	525,053,770	2,533,190,342	41,324,038	43,097,060
EQ/400 Managed Volatility Portfolio(b)	3,156,165	49,201,252	14,007,594	(4,167,065)	(12,620)	10,358,099	69,387,260	785,430	1,714,052
EQ/2000 Managed Volatility Portfolio(c)	36,866,302	559,159,298	133,670,564	(33,847,824)	14	107,200,422	766,182,474	8,275,509	29,622,833
EQ/Franklin Balanced Managed Volatility Portfolio(d)	31,955,588	357,333,157	26,475,417	(64,387,989)	2,045,488	37,158,555	358,624,628	9,854,316	6,728,907
EQ/International Managed Volatility Portfolio(e)	39,132,266	414,155,496	64,105,878	(20,039,399)	5,378	79,960,320	538,187,673	13,026,975	1,207,842
EQ/Templeton Global Equity Managed Volatility Portfolio(f)	31,009,150	334,615,010	47,487,319	(53,404,006)	2,213,086	36,295,655	367,207,064	7,266,060	22,728,947

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Fixed Income
EQ/AB Short Duration Government Bond Portfolio(g)	9,888,448	85,511,569	16,801,512	(4,760,751)	15,467	620,062	98,187,859	1,934,449	—
EQ/Core Bond Index Portfolio	32,820,731	286,847,520	51,674,956	(20,316,980)	(59,496)	12,674,975	330,820,975	6,953,795	—
EQ/Intermediate Government Bond Portfolio	34,402,719	315,648,065	55,343,799	(22,060,026)	22,466	8,339,116	357,293,420	6,339,328	—

Total		4,468,756,328	617,261,773	(491,353,228)	6,755,848	817,660,974	5,419,081,695	95,759,900	105,099,641

(a)	Formerly known as AXA 500 Managed Volatility Portfolio.
(b)	Formerly known as AXA 400 Managed Volatility Portfolio.
(c)	Formerly known as AXA 2000 Managed Volatility Portfolio.
(d)	Formerly known as AXA/Franklin Balanced Managed Volatility Portfolio.
(e)	Formerly known as AXA International Managed Volatility Portfolio.
(f)	Formerly known as AXA/Templeton Global Equity Managed Volatility Portfolio.
(g)	Formerly known as AXA/AB Short Duration Government Bond Portfolio

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities			Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)			Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determing the fair value of investments)			Total
	EQ/ Franklin Templeton Allocation Managed Volatility	EQ/ Aggressive Growth Strategy	EQ/ Aggressive Growth Strategy Combined Pro Forma (Unaudited)	EQ/Franklin Templeton Allocation Managed Volatility	EQ/ Aggressive Growth Strategy	EQ/ Aggressive Growth Strategy Combined Pro Forma (Unaudited)	EQ/ Franklin Templeton Allocation Managed Volatility	EQ/ Aggressive Growth Strategy	EQ/ Aggressive Growth Strategy Combined Pro Forma (Unaudited)	EQ/ Franklin Templeton Allocation Managed Volatility	EQ/ Aggressive Growth Strategy	EQ/ Aggressive Growth Strategy Combined Pro Forma (Unaudited)
Assets:
Investment Companies
Investment Companies	$—	$—	$—	$1,096,957,537	$4,322,124,158	$5,419,081,695	$—	$—	$—	$1,096,957,537	$4,322,124,158	$5,419,081,695

Total Assets	$—	$—	$—	$1,096,957,537	$4,322,124,158	$5,419,081,695	$—	$—	$—	$1,096,957,537	$4,322,124,158	$5,419,081,695

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$1,096,957,537	$4,322,124,158	$5,419,081,695	$—	$—	$—	$1,096,957,537	$4,322,124,158	$5,419,081,695

Investment security transactions for the year ended December 31, 2019 were as follows:

	EQ/Franklin Templeton Allocation Managed Volatility	EQ/Aggressive Growth Strategy	EQ/Aggressive Growth Strategy Combined Pro Forma (Unaudited)
Cost of Purchases:
Long-term investments other than U.S. government debt securities	88,939,369	528,322,404	617,261,773
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	188,779,983	302,573,245	491,353,228

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in derivative instruments, if applicable, for federal income tax purposes was as follows:

	EQ/Franklin Templeton Allocation Managed Volatility	EQ/Aggressive Growth Strategy	EQ/Aggressive Growth Strategy Combined Pro Forma (Unaudited)
Aggregate gross unrealized appreciation	$226,851,703	$744,915,053	$971,766,756
Aggregate gross unrealized depreciation	—	(2,248)	(2,248)

Net unrealized appreciation	$226,851,703	$744,912,805	$971,764,508

Federal income tax cost of investments in securities and derivative instruments, if applicable	$870,105,834	$3,577,211,353	$4,447,317,187

EQ ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019 (Unaudited)

	EQ/Franklin Templeton Allocation Managed Volatility	EQ/Aggressive Growth Strategy	Adjustment		EQ/Aggressive Growth Strategy Combined Pro Forma
Investments in securities, at Cost, Affiliated Issuers	$870,342,806	$3,572,234,797	$—		$4,442,577,603
ASSETS
Investments in securities, at value, Affiliated Issuers	$1,096,957,537	$4,322,124,158	$—		$5,419,081,695
Cash		2,692,236	—		2,692,236
Receivable for securities sold	637,117		367,207,064	(e)	367,844,181
Receivable for Portfolio shares sold	82,503	247,162	—		329,665
Other assets	4,617	16,783	—		21,400

Total assets	1,097,681,774	4,325,080,339	367,207,064		5,789,969,177

LIABILITIES
Overdraft payable	29,392	—	—		29,392
Distribution fees payable — Class IB	229,589	904,300	1,080	(a)	1,134,969
Payable for securities purchased	—	1,062,179	367,207,064	(e)	368,269,243
Payable for Portfolio shares redeemed	119,933	485,843	—		605,776
Administrative fees payable	113,433	444,697	—		558,130
Investment management fees payable	46,135	346,777	—		392,912
Distribution fees payable — Class IA	1,080	—	(1,080	) (a)	—
Trustees’ fees payable	116	—	—		116
Accrued expenses	138,037	49,893	102,280	(b)	290,210

Total liabilities	677,715	3,293,689	367,309,344		371,280,748

NET ASSETS	1,097,004,059	4,321,786,650	(102,280)		5,418,688,429

Net assets were comprised of:
Paid in capital	835,733,135	3,515,860,439	—		4,351,593,574
Total distributable earnings (loss)	261,270,924	805,926,211	(102,280	) (b)	1,067,094,855

Net Assets	$1,097,004,059	$4,321,786,650	$(102,280)		$5,418,688,429

Class IA Shares:
Net Assets	$5,133,543	—	(5,133,543	) (c)	$—
Shares outstanding	564,198	—	(564,198	) (d)	—
Net asset value, offering and redemption price per share	$9.10	—			$—
Class IB Shares:
Net Assets	$1,091,870,516	4,321,786,650	5,031,263	(b)(c)	$5,418,688,429
Shares outstanding	120,029,294	269,409,092	(51,614,918	) (d)	337,823,468
Net asset value, offering and redemption price per share	$9.10	$16.04			$16.04

(a)	Reflects the adjustment of liabilities due to the transfer of assets from Class IA shares of the Acquired Portfolio to Class IB shares of the Acquiring Portfolio.
(b)	Reflects adjustment due to proxy costs associated with the reorganization.
(c)	Reflects the transfer of assets from Class IA shares of the Acquired Portfolio to Class IB shares of the Acquiring Portfolio.
(d)	Reflects retired shares of the Acquired Portfolio.
(e)	Reflects approximate adjustment made for the exchange of underlying securities.

EQ ADVISORS TRUST

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019 (Unaudited)

	EQ/Franklin Templeton Allocation Managed Volatility	EQ/Aggressive Growth Strategy	Adjustment		EQ/Aggressive Growth Strategy Combined Pro Forma
Dividend income received from Affiliates	$23,278,804	$72,481,096	$—		$95,759,900
INVESTMENT INCOME
Dividends	$23,278,804	$72,481,096	$—		$95,759,900
Interest	3,622	40,633	—		44,255

Total income	23,282,426	72,521,729	—		95,804,155

EXPENSES
Distribution fees — Class IB	2,695,072	9,943,835	13,540	(c)	12,652,447
Administrative fees	1,334,660	4,898,700	—		6,233,360
Investment management fees	541,738	3,828,166	436,963	(a)	4,806,867
Printing and mailing expenses	81,711	249,603	—		331,314
Professional fees	61,444	159,983	(35,000	) (b)	186,427
Trustees’ fees	34,926	125,180	—		160,106
Custodian fees	32,500	51,000	(32,500	) (b)	51,000
Distribution fees — Class IA	13,540	—	(13,540	) (c)	—
Miscellaneous	24,899	79,655	(24,899	) (b)	79,655

Net expenses	4,820,490	19,336,122	344,564		24,501,176

NET INVESTMENT INCOME (LOSS)	18,461,936	53,185,607	(344,564)		71,302,979

Realized gain (loss) from affiliates	3,731,676	3,024,172	—		6,755,848
Net distributions of realized gain (loss) from affiliates	35,883,865	69,215,776	—		105,099,641
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	3,731,676	3,024,172	—		6,755,848
Net distributions of realized gain received from underlying funds	35,883,865	69,215,776	—		105,099,641

Net realized gain (loss)	39,615,541	72,239,948	—		111,855,489

Change in unrealized appreciation (depreciation) from affiliates	157,966,136	659,694,838	—		817,660,974
Change in unrealized appreciation (depreciation) on:
Investments in securities	157,966,136	659,694,838	—		817,660,974

Net change in unrealized appreciation (depreciation)	157,966,136	659,694,838	—		817,660,974

NET REALIZED AND UNREALIZED GAIN (LOSS)	197,581,677	731,934,786	—		929,516,463

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$216,043,613	$785,120,393	$(344,564)		$1,000,819,442

(a)	Reflects adjustment in expenses due to effects of the contract rate.
(b)	Reflects adjustment in expenses due to elimination of duplicative expenses.
(c)	Reflects adjustment in expenses due to the transfer of assets from Class IA shares of the Acquired Portfolio to Class IB shares of the Acquiring Portfolio.

Note that the Reorganization expenses for the EQ/Franklin Templeton Allocation Managed Volatility Portfolio is estimated to be $102,280.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

As of December 31, 2019

NOTE 1 — BASIS OF COMBINATION AND SIGNIFICANT ACCOUNTING POLICIES:

EQ Advisors Trust (the “Trust’) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the investment company act of 1940, as amended, as an open-end management investment company with numerous portfolios. The Board of Trustees of the Trust approved a proposed Agreement and Plan of Reorganization and Termination (“Reorganization Plan”) on December 4-5, 2019 that provides for the transfer of all assets of the EQ/Franklin Templeton Allocation Managed Volatility Portfolio (“Franklin Portfolio” or “Acquired Portfolio”) to the EQ/Aggressive Growth Strategy Portfolio (“Acquiring Portfolio”), both a series of the Trust, and the assumption by EQ/Aggressive Growth Strategy Portfolio of all of the liabilities of the Acquired Portfolio in exchange for shares of the EQ/Aggressive Growth Strategy Portfolio having an aggregate value equal to the net assets of the Acquired Portfolio, the distribution of the EQ/Aggressive Growth Strategy Portfolio shares to the Acquired Portfolio’s shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Acquired Portfolio.

The Franklin Portfolio’s annual contractual management fee equals 0.05% of average daily net assets. The EQ/Aggressive Growth Strategy Portfolio’s annual contractual management fee equals 0.10% of average daily net assets for the first $2 billion, 0.0925% of average daily net assets for the next $2 billion, 0.0900% of average daily net assets for the next $2 billion, 0.0875% of average daily net assets for the next $3 billion, and 0.085% of average daily net assets thereafter. The Reorganization Plan is subject to the approval of the Acquired Portfolio’s shareholders. A special meeting of shareholders of the Acquired Portfolio will be held on or about May 22, 2020.

The Reorganization of the Franklin Portfolio into the EQ/Aggressive Growth Strategy Portfolio will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2019. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of the EQ/Aggressive Growth Strategy Portfolio and the Acquired Portfolio at December 31, 2019. The unaudited pro forma combined statement of operations reflects the results of operations of the EQ/Aggressive Growth Strategy Portfolio as if it had acquired the Acquired Portfolio at the beginning of the year ended December 31, 2019. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the EQ/Aggressive Growth Strategy Portfolio for pre-combination periods will not be restated. The adjustments to the Statement of Assets and Liabilities give effect to all events that are directly attributable to this transaction.

The unaudited pro forma combined portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information, each of the Portfolios has substantially the same significant policies as detailed in the historical financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganization, the EQ/Aggressive Growth Strategy Portfolio is the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies.” The legal survivor normally is considered the accounting survivor of a reorganization. In this case, the EQ/Aggressive Growth Strategy Portfolio is the legal survivor. Other criteria include:

a.)	Portfolio Management — The merged entity will be managed by the Manager, Advisers and portfolio managers to the EQ/Aggressive Growth Strategy Portfolio in a manner consistent with the current management style.

b.)	Portfolio Composition — The merged entity’s portfolio holdings are expected to be consistent with the EQ/Aggressive Growth Strategy Portfolio’s current investment strategies and will more closely resemble the current portfolio holdings of the EQ/Aggressive Growth Strategy Portfolio than those of the Acquired Portfolio.

c.)	Investment Objective, Policies and Restrictions — The merged entity’s investment objective, policies and fundamental and non-fundamental investment restrictions will be the same as the EQ/Aggressive Growth Strategy Portfolio’s current investment objective, policies and fundamental and non-fundamental investment restrictions.

d.)	Expense Structure and Expense Ratios — The merged entity’s expense structure will be lower than that of EQ/Aggressive Growth Strategy Portfolio. The expense ratio of the merged entity will be lower than that of the EQ/Aggressive Growth Strategy Portfolio and lower than the Acquired Portfolio.

e.)	Asset Size — The EQ/Aggressive Growth Strategy Portfolio is significantly larger than the Acquired Portfolio.

NOTE 2 — SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the Acquired Portfolio by the EQ/Aggressive Growth Strategy Portfolio as of December 31, 2019. The number of additional shares issued was calculated based on the net assets of the Acquired Portfolio and net asset value per share of the EQ/Aggressive Growth Strategy Portfolio at December 31, 2019.

NOTE 3 — VALUATION:

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio will be valued at the net asset value (“NAV”) of the shares of such funds as described in the underlying funds’ prospectuses.

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub- Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Portfolio’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

NOTE 4 — FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS:

Each Portfolio, as well as the Acquiring Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Both the Acquired Portfolio and the Acquiring Portfolio have no capital loss carryforwards.

The estimated percentage of the holdings of the Acquired Portfolio that will be sold in connection with its respective Reorganization is 66%. The estimated portfolio transaction costs are $0. These are estimated amounts and are subject to change. These amounts have not been adjusted in the pro forma Statement of Assets and Liabilities, nor Statement of Operations. Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in shares of the Acquired Portfolio will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

NOTE 5 — UNAUDITED PRO FORMA COMBINED ADJUSTMENTS:

The accompanying unaudited pro forma combined financial statements reflect changes in the EQ/Aggressive Growth Strategy Portfolio’s shares as if the merger had taken place on December 31, 2019. The Acquired Portfolio will bear the expenses of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting) which are estimated at approximately $102,280. To the extent that Reorganization expenses exceed the Franklin Portfolio’s expense limitation set forth in its expense limitation arrangement, they will be paid by FMG LLC.

NOTE 6 — REIMBURSEMENT OF WAIVED FEES AND EXPENSES

Under the terms of an Expense Limitation Agreement, the Acquiring Portfolio may, at a later date, reimburse to FMG LLC the amount of management fees waived or other expenses assumed and paid for by FMG LLC pursuant to the Expense Limitation Agreement within three years of payments or waivers being recorded, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit specified in the Expense Limitation Agreement. Consequently, no reimbursement will be made unless the Acquiring Portfolio’s total annual expense ratio is less than the percentage set forth in the Expense Limitation Agreement for the period. At December 31, 2019, under the Expense Limitation Agreement there are no amounts that would be recoverable from the Acquiring Portfolio.

EQ/MFS Technology II Portfolio merging into EQ/MFS Technology Portfolio

The following tables set forth the pro forma Portfolio of Investments as of December 31, 2019, the pro forma condensed Statement of Assets and Liabilities as of December 31, 2019, and the pro forma condensed Statement of Operations for the one year period ended December 31, 2019 for the EQ/MFS Technology II Portfolio and the EQ/MFS Technology Portfolio, as adjusted giving effect to the Reorganization. At December 31, 2019, the EQ/MFS Technology II Portfolio was named EQ/Science and Technology Portfolio.

The pro forma Portfolio of Investments contains information about the securities holdings of the combined Portfolio as of December 31, 2019, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2019 (Unaudited)

	EQ/Science and Technology	EQ/MFS Technology	Pro forma Adjustment	EQ/MFS Technology Combined Pro Forma	EQ/Science and Technology	EQ/MFS Technology	Pro forma Adjustment	EQ/MFS Technology Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
COMMON STOCKS:
Communication Services (18.6%)
Entertainment (2.1%)
Electronic Arts, Inc.*	31,010	46,807	—	77,817	3,333,885	5,032,221	—	8,366,106
Netflix, Inc.*	1,181	1,783	—	2,964	382,136	576,925	—	959,061

					3,716,021	5,609,146	—	9,325,167

Interactive Media & Services (15.6%)
Alphabet, Inc., Class A*	11,784	17,788	—	29,572	15,783,372	23,825,069	—	39,608,441
Facebook, Inc., Class A*	57,936	87,453	—	145,389	11,891,364	17,949,728	—	29,841,092

					27,674,736	41,774,797	—	69,449,533

Media (1.0%)
Altice USA, Inc., Class A*	16,148	24,402	—	40,550	441,486	667,151	—	1,108,637
Charter Communications, Inc., Class A*	2,617	3,950	—	6,567	1,269,455	1,916,066	—	3,185,521

					1,710,941	2,583,217	—	4,294,158

Total Communication Services					33,101,698	49,967,160	—	83,068,858

Consumer Discretionary (11.5%)
Diversified Consumer Services (0.6%)
Grand Canyon Education, Inc.*	11,711	17,695	—	29,406	1,121,797	1,695,004	—	2,816,801

Internet & Direct Marketing Retail (10.8%)
Alibaba Group Holding Ltd. (ADR)*	8,979	13,552	—	22,531	1,904,446	2,874,379	—	4,778,825
Amazon.com, Inc.*	8,928	13,476	—	22,404	16,497,515	24,901,492	—	41,399,007
Chewy, Inc., Class A*	28,084	42,923	—	71,007	814,436	1,244,767	—	2,059,203

					19,216,397	29,020,638	—	48,237,035

Total Consumer Discretionary					20,338,194	30,715,642	—	51,053,836

Financials (1.1%)
Capital Markets (1.1%)
Nasdaq, Inc.	11,473	17,319	—	28,792	1,228,759	1,854,865	—	3,083,624
Tradeweb Markets, Inc., Class A	17,075	25,774	—	42,849	791,426	1,194,625	—	1,986,051

Total Financials					2,020,185	3,049,490	—	5,069,675

Health Care (1.9%)
Health Care Providers & Services (0.7%)
Guardant Health, Inc.*	16,040	24,212	—	40,252	1,253,366	1,891,926	—	3,145,292

	EQ/Science and Technology	EQ/MFS Technology	Pro forma Adjustment	EQ/MFS Technology Combined Pro Forma	EQ/Science and Technology	EQ/MFS Technology	Pro forma Adjustment	EQ/MFS Technology Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Life Sciences Tools & Services (1.2%)
Bio-Techne Corp.	5,144	7,765	—	12,909	1,129,159	1,704,495	—	2,833,654
Illumina, Inc.*	2,939	4,435	—	7,374	974,984	1,471,267	—	2,446,251

					2,104,143	3,175,762	—	5,279,905

Total Health Care					3,357,509	5,067,688	—	8,425,197

Industrials (5.4%)
Aerospace & Defense (1.3%)
L3Harris Technologies, Inc.	7,395	11,163	—	18,558	1,463,248	2,208,823	—	3,672,071
Northrop Grumman Corp.	2,570	3,880	—	6,450	884,003	1,334,604	—	2,218,607

					2,347,251	3,543,427	—	5,890,678

Professional Services (3.2%)
Clarivate Analytics plc*	60,002	89,521	—	149,523	1,008,034	1,503,953	—	2,511,987
Equifax, Inc.	1,876	2,833	—	4,709	262,865	396,960	—	659,825
IHS Markit Ltd.*	21,729	32,799	—	54,528	1,637,280	2,471,405	—	4,108,685
TransUnion	14,583	22,012	—	36,595	1,248,451	1,884,447	—	3,132,898
Verisk Analytics, Inc.	7,027	10,607	—	17,634	1,049,412	1,584,049	—	2,633,461
Wolters Kluwer NV	5,710	8,618	—	14,328	416,447	628,536	—	1,044,983

					5,622,489	8,469,350	—	14,091,839

Road & Rail (0.9%)
Uber Technologies, Inc.*	53,701	81,060	—	134,761	1,597,068	2,410,724	—	4,007,792

Total Industrials					9,566,808	14,423,501	—	23,990,309

Information Technology (59.5%)
Electronic Equipment, Instruments & Components (1.0%)
Amphenol Corp., Class A	16,041	24,213	—	40,254	1,736,117	2,620,573	—	4,356,690
FLIR Systems, Inc.	1,678	2,534	—	4,212	87,374	131,945	—	219,319

					1,823,491	2,752,518	—	4,576,009

IT Services (25.7%)
Black Knight, Inc.*	12,236	18,468	—	30,704	788,977	1,190,817	—	1,979,794
DXC Technology Co.	2,943	4,442	—	7,385	110,627	166,975	—	277,602
Endava plc (ADR)*	49,730	74,960	—	124,690	2,317,418	3,493,136	—	5,810,554
EPAM Systems, Inc.*	3,882	5,861	—	9,743	823,605	1,243,470	—	2,067,075
Fidelity National Information Services, Inc.	30,145	45,504	—	75,649	4,192,868	6,329,151	—	10,522,019
Fiserv, Inc.*	49,131	74,161	—	123,292	5,681,018	8,575,236	—	14,256,254
FleetCor Technologies, Inc.*	4,333	6,547	—	10,880	1,246,691	1,883,703	—	3,130,394
Global Payments, Inc.	33,721	51,004	—	84,725	6,156,106	9,311,290	—	15,467,396
GoDaddy, Inc., Class A*	23,159	34,957	—	58,116	1,572,959	2,374,280	—	3,947,239
Mastercard, Inc., Class A	26,572	40,109	—	66,681	7,934,133	11,976,146	—	19,910,279
PayPal Holdings, Inc.*	33,482	50,540	—	84,022	3,621,748	5,466,912	—	9,088,660
Square, Inc., Class A*	22,085	33,336	—	55,421	1,381,638	2,085,500	—	3,467,138
Visa, Inc., Class A	46,863	70,737	—	117,600	8,805,558	13,291,482	—	22,097,040
Wix.com Ltd.*	8,464	12,776	—	21,240	1,035,824	1,563,527	—	2,599,351

					45,669,170	68,951,625	—	114,620,795

	EQ/Science and Technology	EQ/MFS Technology	Pro forma Adjustment	EQ/MFS Technology Combined Pro Forma	EQ/Science and Technology	EQ/MFS Technology	Pro forma Adjustment	EQ/MFS Technology Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Semiconductors & Semiconductor Equipment (4.8%)
Applied Materials, Inc.	47,704	72,006	—	119,710	2,911,852	4,395,246	—	7,307,098
Marvell Technology Group Ltd.	53,043	80,267	—	133,310	1,408,822	2,131,891	—	3,540,713
Microchip Technology, Inc.	34,241	51,686	—	85,927	3,585,718	5,412,558	—	8,998,276
NXP Semiconductors NV	4,377	6,606	—	10,983	557,017	840,680	—	1,397,697
Silicon Laboratories, Inc.*	832	1,257	—	2,089	96,495	145,787	—	242,282

					8,559,904	12,926,162	—	21,486,066

Software (24.8%)
Adobe, Inc.*	21,635	32,658	—	54,293	7,135,439	10,770,935	—	17,906,374
Autodesk, Inc.*	11,657	17,596	—	29,253	2,138,593	3,228,162	—	5,366,755
Blue Prism Group plc*	34,445	52,571	—	87,016	516,941	788,971	—	1,305,912
Constellation Software, Inc.	1,635	2,469	—	4,104	1,587,922	2,397,908	—	3,985,830
Descartes Systems Group, Inc. (The)*	24,462	36,925	—	61,387	1,045,505	1,578,174	—	2,623,679
DocuSign, Inc.*	12,230	18,460	—	30,690	906,365	1,368,071	—	2,274,436
Freee KK*	5,300	8,100	—	13,400	157,310	240,417	—	397,727
HubSpot, Inc.*	10,107	15,255	—	25,362	1,601,960	2,417,918	—	4,019,878
Linx SA	57,900	88,300	—	146,200	511,107	779,460	—	1,290,567
Microsoft Corp.	86,962	131,264	—	218,226	13,713,907	20,700,333	—	34,414,240
Pluralsight, Inc., Class A*	48,721	73,543	—	122,264	838,489	1,265,675	—	2,104,164
Q2 Holdings, Inc.*	9,989	15,081	—	25,070	809,908	1,222,767	—	2,032,675
Rakus Co. Ltd.	51,600	77,900	—	129,500	950,270	1,434,613	—	2,384,883
RingCentral, Inc., Class A*	9,114	13,758	—	22,872	1,537,258	2,320,562	—	3,857,820
salesforce.com, Inc.*	43,754	66,044	—	109,798	7,116,151	10,741,396	—	17,857,547
ServiceNow, Inc.*	7,068	10,670	—	17,738	1,995,438	3,012,354	—	5,007,792
Workday, Inc., Class A*	3,596	5,428	—	9,024	591,362	892,635	—	1,483,997
Zendesk, Inc.*	12,669	19,123	—	31,792	970,826	1,465,395	—	2,436,221

					44,124,751	66,625,746	—	110,750,497

Technology Hardware, Software & Peripherals (3.0%)
Apple, Inc.	18,439	27,834	—	46,273	5,414,612	8,173,454	—	13,588,066

Total Information Technology					105,591,928	159,429,505	—	265,021,433

Total Investments in Securities (97.9%) (Cost $369,305,482)					173,976,322	262,652,986	—	436,629,308

Other Assets less Liabilities (2.1%)					3,677,536	5,468,037	—	9,145,573

Net Assets (100.0%)					177,653,858	268,121,023	—	445,774,881

*	Non-income producing.

As of December 31, 2019, all securities held by the Acquired Portfolio would comply with the investment policies and restrictions of the Acquiring Portfolio.

Glossary:

ADR — American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities			Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)			Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)			Total
Assets
	EQ/ Science and Technology	EQ/ MFS Technology	EQ/ MFS Technology Combined Pro Forma	EQ/ Science and Technology	EQ/ MFS Technology	EQ/ MFS Technology Combined Pro Forma	EQ/ Science and Technology	EQ/ MFS Technology	EQ/ MFS Technology Combined Pro Forma	EQ/ Science and Technology	EQ/ MFS Technology	EQ/ MFS Technology Combined Pro Forma
Assets:
Common Stocks
Communication Services	$33,101,698	$49,967,160	$83,068,858	$—	$—	$—	$—	$—	$—	$33,101,698	$49,967,160	$83,068,858
Consumer Discretionary	20,338,194	30,715,642	51,053,836	—	—	—	—	—	—	20,338,194	30,715,642	51,053,836
Financials	2,020,185	3,049,490	5,069,675	—	—	—	—	—	—	2,020,185	3,049,490	5,069,675
Health Care	3,357,509	5,067,688	8,425,197	—	—	—	—	—	—	3,357,509	5,067,688	8,425,197
Industrials	9,150,361	13,794,965	22,945,326	416,447	628,536	1,044,983	—	—	—	9,566,808	14,423,501	23,990,309
Information Technology	103,967,407	156,965,504	260,932,911	1,624,521	2,464,001	4,088,522	—	—	—	105,591,928	159,429,505	265,021,433

Total Assets	$171,935,354	$259,560,449	$431,495,803	$2,040,968	$3,092,537	$5,133,505	$—	$—	$—	$173,976,322	$262,652,986	$436,629,308

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total	$171,935,354	$259,560,449	$431,495,803	$2,040,968	$3,092,537	$5,133,505	$—	$—	$—	$173,976,322	$262,652,986	$436,629,308

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

EQ/Science and Technology

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Total
Equity contracts	$597,170	$597,170

Total	$597,170	$597,170

^	This Portfolio held option contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held option contracts with an average notional balance of approximately $528,000 for five months during the year ended December 31, 2019.

EQ/MFS Technology

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Forward exchange contracts	61	61

Total	$61	$61

^	This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $107,000 for eleven days during the year ended December 31, 2019.

EQ/MFS Technology Combined Pro Forma

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Options	Total
Equity contracts	$—	$597,170	$597,170
Forward exchange contracts	61	—	61

Total	$61	$597,170	$597,231

^	This Combined Pro Forma Portfolio held option contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns and forward foreign currency contracts for hedging.

The Combined Pro Forma Portfolio held option contracts with an average notional balance of approximately $528,000 for five months and forward foreign currency contracts with an average settlement value of approximately $107,000 for eleven days during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

	EQ/Science and Technology	EQ/MFS Technology	EQ/MFS Technology Combined Pro Forma
Cost of Purchases:
Long-term investments other than U.S. government debt securities	$175,093,081	$76,663,735	$251,756,816
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$177,855,015	$67,731,761	$245,586,776

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	EQ/Science and Technology	EQ/MFS Technology	EQ/MFS Technology Combined Pro Forma
Aggregate gross unrealized appreciation . . . . . . . . . .	$14,957,090	$55,444,094	$70,401,184
Aggregate gross unrealized depreciation . . . .	(448,702)	(2,769,816)	(3,218,518)

Net unrealized appreciation . . . .	$14,508,388	$52,674,278	$67,182,666

Federal income tax cost of investments in securities and derivative instruments, if applicable	$159,467,934	$209,978,708	$369,446,642

For the year ended December 31, 2019, the EQ/Science and Technology Portfolio incurred approximately $938 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

EQ ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019 (Unaudited)

	EQ/Science and Technology	EQ/MFS Technology	Adjustment		EQ/MFS Technology Combined Pro Forma
Investments at Cost	$159,435,157	$209,870,325	$—		$369,305,482
ASSETS
Investments at Value	$173,976,322	$262,652,986	$—		$436,629,308
Cash	4,177,428	5,659,535	—		9,836,963
Receivable for Portfolio shares sold	98,024	183,674	—		281,698
Dividends, interest, and other receivables	10,863	17,475	—		28,338
Other assets	827	1,265	—		2,092

Total assets	178,263,464	268,514,935	—		446,778,399

LIABILITIES
Payable for Portfolio shares redeemed	340,542	12,220	—		352,762
Investment management fees payable	94,927	150,148	—		245,075
Payable for securities purchased	67,154	101,429	—		168,583
Distribution fees payable — Class IB	37,021	55,940	—		92,961
Administrative fees payable	14,128	21,347	—		35,475
Accrued expenses	55,834	52,828	—		108,662

Total liabilities	609,606	393,912	—		1,003,518

NET ASSETS	$177,653,858	$268,121,023	$—		$445,774,881

Net assets were comprised of:
Paid in capital	$140,077,898	$219,462,401	$—		$359,540,299
Total distributable earnings (loss)	37,575,960	48,658,622	—		86,234,582

Net Assets	$177,653,858	$268,121,023	—		$445,774,881

Class IB Shares:
Net Assets	$177,653,858	$268,121,023	—		$445,774,881
Shares outstanding	4,830,063	11,992,791	3,116,220	a	19,939,074
Net asset value, offering and redemption price per share	$36.78	$22.36			$22.36

a	Reflects adjustment for additional shares issued of the Acquiring Portfolio

EQ ADVISORS TRUST

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019 (Unaudited)

	EQ/Science and Technology	EQ/MFS Technology	Adjustment		EQ/MFS Technology Combined Pro Forma
Foreign withholding tax	$2,623	$11,118	—		$13,741
INVESTMENT INCOME
Dividends	$875,983	$1,017,217	—		$1,893,200
Interest	113,436	109,040	—		222,476
Securities lending (net)	110,644	—	—		110,644

Total income	1,100,063	1,126,257	—		2,226,320

EXPENSES
Investment management fees	1,323,809	1,779,451	(153,225	) a	2,950,035
Distribution fees — Class IB	389,354	593,150	—		982,504
Administrative fees	148,801	226,687	—		375,488
Professional fees	66,325	68,321	(62,500	) b	72,146
Printing and mailing expenses	27,882	32,692	—		60,574
Offering costs	22,545	33,577	—		56,122
Custodian fees	12,000	13,500	(3,090	) b	22,410
Trustees’ fees	4,785	7,299	—		12,084
Tax expense	1,371	—	—		1,371
Miscellaneous	4,046	4,761	(4,046	) b	4,761

Gross expenses	2,000,918	2,759,438	(222,861)		4,537,495

Less: Voluntary waiver from investment manager	(27,035)	—	27,035	c	—
Waiver from investment manager	(184,119)	(53,791)	237,910	c	—

Net expenses	1,789,764	2,705,647	42,084		4,537,495

NET INVESTMENT INCOME (LOSS)	(689,701)	(1,579,390)	(42,084)		(2,311,175)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	28,123,016	(2,480,554)	—		25,642,462
Forward foreign currency contracts	—	61	—		61
Foreign currency transactions	(10,697)	(1,204)	—		(11,901)
Options written	(500,894)	—	—		(500,894)

Net realized gain (loss)	27,611,425	(2,481,697)	—		25,129,728

Change in unrealized appreciation (depreciation) on:
Investments in securities	30,375,720	72,712,183	—		103,087,903
Foreign currency translations	21	84	—		105

Net change in unrealized appreciation (depreciation)	30,375,741	72,712,267	—		103,088,008

NET REALIZED AND UNREALIZED GAIN (LOSS)	57,987,166	70,230,570	—		128,217,736

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$57,297,465	$68,651,180	$(42,084)		$125,906,561

a	Reflects adjustment for new fee structure
b	Reflects adjustment in expenses due to elimination of duplicative expenses
c	Reflects elimination of reimbursement due to expense adjustment

Note that the Reorganization expenses for the EQ/Science and Technology Portfolio, which is estimated to be $80,164, exceeds the expense limit for the Portfolio and will be paid by FMG LLC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

As of December 31, 2019

NOTE 1 — BASIS OF COMBINATION AND SIGNIFICANT ACCOUNTING POLICIES:

EQ Advisors Trust (the “Trust’) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the investment company act of 1940, as amended, as an open-end management investment company with numerous portfolios. The Board of Trustees (the “Board”) of the Trust approved a proposed Agreement and Plan of Reorganization and Termination (“Reorganization Plan”) on December 4-5, 2019 that provides for the transfer of all assets of the EQ/Science and Technology Portfolio (the “Acquired Portfolio”) to the EQ/MFS Technology Portfolio (“Acquiring Portfolio”), both a series of the Trust, and the assumption by EQ/MFS Technology Portfolio of all of the liabilities of the Acquired Portfolio in exchange for shares of the EQ/MFS Technology Portfolio having an aggregate value equal to the net assets of the Acquired Portfolio, the distribution of the EQ/MFS Technology Portfolio shares to the Acquired Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Acquired Portfolio.

The Acquired Portfolio’s annual contractual management fee equals 0.850% of average daily net assets for the first $750 million, 0.800% of average daily net assets for the next $750 million, 0.775% of average daily net assets for the next $1 billion, 0.750% of average daily net assets for the next $2.5 billion and 0.725% of average daily net assets thereafter. EQ/MFS Technology Portfolio’s annual contractual management fee equals 0.750% of average daily net assets for the first $750 million, 0.700% of average daily net assets for the next $750 million, 0.675% of average daily net assets for the next $1 billion, 0.650% of the average daily net assets for the next $2.5 billion, and 0.625% of average daily net assets thereafter. The Reorganization Plan is subject to the approval of the Acquired Portfolio shareholders. A special meeting of shareholders of the Acquired Portfolio will be held on or about May 22, 2020.

The Reorganizations of the Acquired Portfolio into the EQ/MFS Technology Portfolio will be accounted for as a tax free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2019. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of the EQ/MFS Technology Portfolio and the Acquired Portfolio at December 31, 2019. The unaudited pro forma combined statement of operations reflects the results of operations of the EQ/MFS Technology Portfolio as if it had acquired the Acquired Portfolio at the beginning of the year ended December 31, 2019. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the EQ/MFS Technology Portfolio for pre-combination periods will not be restated. The adjustments to the Statement of Assets and Liabilities give effect to all events that are directly attributable to this transaction.

The unaudited pro forma combined portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information, each of the Portfolios has substantially the same significant policies as detailed in the historical financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganization, the EQ/MFS Technology Portfolio is the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies.” The legal survivor normally is considered the accounting survivor of a reorganization. In this case, the EQ/MFS Technology Portfolio is the legal survivor. Other criteria include:

a.)	Portfolio Management — The merged entity will be managed by the Manager, Advisers and portfolio managers to the EQ/MFS Technology Portfolio in a manner consistent with the current management style.

b.)	Portfolio Composition — The merged entity’s portfolio holdings are expected to be consistent with the EQ/MFS Technology Portfolio’s current investment strategies and will more closely resemble the current portfolio holdings of the EQ/MFS Technology Portfolio than those of the Acquired Portfolio.

c.)	Investment Objective, Policies and Restrictions — The merged entity’s investment objective, policies and fundamental and non-fundamental investment restrictions will be the same as the EQ/MFS Technology Portfolio’s current investment objective, policies and fundamental and non-fundamental investment restrictions.

d.)	Expense Structure and Expense Ratios — The merged entity’s expense structure will be the same as that of EQ/MFS Technology Portfolio. The expense ratio of the merged entity will be the same as that of the EQ/MFS Technology Portfolio and lower than the Acquired Portfolio.

e.)	Asset Size — The EQ/MFS Technology Portfolio is larger than the Acquired Portfolio.

NOTE 2 — SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the Acquired Portfolio by the EQ/MFS Technology Portfolio as of December 31, 2019. The number of additional shares issued was calculated based on the net assets of the Acquired Portfolio and net asset value per share of the EQ/MFS Technology Portfolio at December 31, 2019.

NOTE 3 — VALUATION:

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Options that are traded on an exchange are generally valued at their last sale price or official closing price on the date of valuation. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are generally valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio will be valued at the net asset value (“NAV”) of the shares of such funds as described in the underlying funds’ prospectuses.

Futures contracts are generally valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign currency contracts are generally valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency rates gathered from leading market makers and foreign currency trading centers throughout the world in making evaluations. Forward currency contracts may be settled with the counterparty in U.S. dollars without the delivery of foreign currency.

During the year ended December 31, 2019, the EQ/MFS Technology Portfolio, held forward foreign currency contracts to either gain exposure to certain currencies or enter into an economic hedge against changes in the values of securities held in the Portfolios that do not qualify for hedge accounting under Accounting Standards Codification (“ASC”) 815. The Statement of Operations for each Portfolio reflects realized gains and losses, if any, in forward currency transactions and change in unrealized gains or losses in forward foreign currency transactions. Further information on the impact of these positions on the Portfolio’s financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), which will value the assets in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board.

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub- Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Portfolio’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

NOTE 4 — FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS:

Each Portfolio, as well as the Acquiring Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. The Acquiring Portfolio has $4,014,228 of capital loss carryforward and the Acquired Portfolio has no capital loss carryforward.

The estimated percentage of the holdings of the Acquired Portfolio that will be sold in connection with its respective Reorganization is 0%. The estimated portfolio transaction costs are $0. These are estimated amounts and are subject to change. These amounts have not been adjusted in the pro forma Statement of Assets and Liabilities, nor Statement of Operations. Contract holders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in shares of the Acquired Portfolio will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

NOTE 5 — UNAUDITED PRO FORMA COMBINED ADJUSTMENTS:

The accompanying unaudited pro forma combined financial statements reflect changes in the EQ/MFS Technology Portfolio’s shares as if the merger had taken place on December 31, 2019. The Acquired Portfolio will bear the expenses of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting) which are estimated at approximately $80,164. To the extent that Reorganization expenses exceed the Acquired Portfolio’s expense limitation set forth in their expense limitation arrangements, they will be paid by FMG LLC.

NOTE 6 — REIMBURSEMENT OF WAIVED FEES AND EXPENSES

Under the terms of an Expense Limitation Agreement, the Acquiring Portfolio may, at a later date, reimburse to FMG LLC the amount of management fees waived or other expenses assumed and paid for by FMG LLC pursuant to the Expense Limitation Agreement within three years of payments or waivers being recorded, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit specified in the Expense Limitation Agreement. Consequently, no reimbursement will be made unless the Acquiring Portfolio’s total annual expense ratio is less than the percentage set forth in the Expense Limitation Agreement for the period. At December 31, 2019, under the Expense Limitation Agreement the amounts that would be recoverable from the Acquiring Portfolio are as follows:

	2020	2021	2022	Total Eligible For Recoupment
EQ/MFS Technology	—	56,383	53,791	110,174

EQ/Templeton Global Equity Managed Volatility Portfolio merging into 1290 VT SmartBeta Equity Portfolio

The following tables set forth the pro forma Portfolio of Investments as of December 31, 2019, the pro forma condensed Statement of Assets and Liabilities as of December 31, 2019, and the pro forma condensed Statement of Operations for the one year period ended December 31, 2019 for the EQ/Templeton Global Equity Managed Volatility Portfolio (“Templeton Portfolio”) and the 1290 VT SmartBeta Equity Portfolio, as adjusted giving effect to the Reorganization.

The pro forma Portfolio of Investments contains information about the securities holdings of the combined Portfolio as of December 31, 2019, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2019 (Unaudited)

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
COMMON STOCKS:
Communication Services (17.1%)
Diversified Telecommunication Services (6.5%)
AT&T, Inc.	40,914	7,280	—	48,194	1,598,919	284,502	—	1,883,421
BCE, Inc.	—	1,700	—	1,700	—	78,759	—	78,759
BT Group plc	80,686	—	—	80,686	205,673	—	—	205,673
Cellnex Telecom SA(m)	2,520	—	—	2,520	108,460	—	—	108,460
CenturyLink, Inc.	5,476	—	—	5,476	72,338	—	—	72,338
China Telecom Corp. Ltd. (ADR)	63,100	—	—	63,100	2,599,089	—	—	2,599,089
Deutsche Telekom AG (Registered)	134,385	11,081	—	145,466	2,196,277	181,099	—	2,377,376
Elisa OYJ	1,366	—	—	1,366	75,463	—	—	75,463
HKT Trust & HKT Ltd.	36,414	—	—	36,414	51,310	—	—	51,310
Iliad SA(x)	251	—	—	251	32,533	—	—	32,533
Koninklijke KPN NV	34,315	—	—	34,315	101,270	—	—	101,270
Nippon Telegraph & Telephone Corp.	12,312	3,400	—	15,712	312,403	86,271	—	398,674
Orange SA	19,164	—	—	19,164	282,031	—	—	282,031
PCCW Ltd.	41,000	—	—	41,000	24,256	—	—	24,256
Proximus SADP	1,461	—	—	1,461	41,822	—	—	41,822
Singapore Telecommunications Ltd.	2,395,650	—	—	2,395,650	6,002,707	—	—	6,002,707
Spark New Zealand Ltd.	18,072	—	—	18,072	52,679	—	—	52,679
Swisscom AG (Registered)	249	180	—	429	131,884	95,338	—	227,222
Telecom Italia SpA (Aquis Stock Exchange)	57,901	—	—	57,901	35,448	—	—	35,448
Telecom Italia SpA (Turquoise Stock Exchange)*	87,622	—	—	87,622	54,686	—	—	54,686
Telefonica Deutschland Holding AG	8,444	—	—	8,444	24,475	—	—	24,475
Telefonica SA	430,890	4,229	—	435,119	3,009,692	29,539	—	3,039,231
Telenor ASA	6,928	3,238	—	10,166	124,248	58,071	—	182,319
Telia Co. AB	26,283	12,000	—	38,283	112,946	51,567	—	164,513
Telstra Corp. Ltd.	39,985	—	—	39,985	99,331	—	—	99,331
TPG Telecom Ltd.(x)	3,744	—	—	3,744	17,630	—	—	17,630
United Internet AG (Registered)	1,181	—	—	1,181	38,788	—	—	38,788
Verizon Communications, Inc.	94,492	4,200	—	98,692	5,801,809	257,880	—	6,059,689

					23,208,167	1,123,026	—	24,331,193

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Entertainment (1.0%)
Activision Blizzard, Inc.	4,356	—	—	4,356	258,834	—	—	258,834
Electronic Arts, Inc.*	1,644	—	—	1,644	176,746	—	—	176,746
Konami Holdings Corp.	900	—	—	900	37,150	—	—	37,150
Live Nation Entertainment, Inc.*	789	—	—	789	56,390	—	—	56,390
Netflix, Inc.*	2,457	—	—	2,457	795,011	—	—	795,011
Nexon Co. Ltd.*	4,800	—	—	4,800	64,056	—	—	64,056
Nintendo Co. Ltd.	1,000	—	—	1,000	404,675	—	—	404,675
Square Enix Holdings Co. Ltd.	900	—	—	900	44,977	—	—	44,977
Take-Two Interactive Software, Inc.*	612	—	—	612	74,927	—	—	74,927
Toho Co. Ltd.	1,100	—	—	1,100	46,013	—	—	46,013
Ubisoft Entertainment SA*	853	—	—	853	58,920	—	—	58,920
Vivendi SA	8,203	—	—	8,203	237,578	—	—	237,578
Walt Disney Co. (The)	10,095	—	—	10,095	1,460,040	—	—	1,460,040

					3,715,317	—	—	3,715,317

Interactive Media & Services (2.6%)
Alphabet, Inc., Class A*	1,678	160	—	1,838	2,247,496	214,303	—	2,461,799
Alphabet, Inc., Class C*	1,674	—	—	1,674	2,238,172	—	—	2,238,172
Auto Trader Group plc(m)	8,898	—	—	8,898	70,081	—	—	70,081
Baidu, Inc. (ADR)*	14,100	—	—	14,100	1,782,240	—	—	1,782,240
Facebook, Inc., Class A*	13,478	—	—	13,478	2,766,360	—	—	2,766,360
Kakaku.com, Inc.	1,400	—	—	1,400	35,987	—	—	35,987
LINE Corp.*	600	—	—	600	29,543	—	—	29,543
REA Group Ltd.(x)	506	—	—	506	36,787	—	—	36,787
Twitter, Inc.*	4,312	—	—	4,312	138,200	—	—	138,200
Z Holdings Corp.	25,500	—	—	25,500	108,191	—	—	108,191

					9,453,057	214,303	—	9,667,360

Media (3.2%)
Altice Europe NV, Class A*	6,482	—	—	6,482	41,793	—	—	41,793
Charter Communications, Inc., Class A*	878	—	—	878	425,900	—	—	425,900
Comcast Corp., Class A	101,745	1,500	—	103,245	4,575,473	67,455	—	4,642,928
CyberAgent, Inc.(x)	1,000	—	—	1,000	35,111	—	—	35,111
Dentsu Group, Inc.	2,061	—	—	2,061	71,605	—	—	71,605
Discovery, Inc., Class A*(x)	915	—	—	915	29,957	—	—	29,957
Discovery, Inc., Class C*	1,902	—	—	1,902	57,992	—	—	57,992

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
DISH Network Corp., Class A*	1,395	—	—	1,395	49,481	—	—	49,481
Eutelsat Communications SA	1,742	—	—	1,742	28,313	—	—	28,313
Fox Corp., Class A	1,911	—	—	1,911	70,841	—	—	70,841
Fox Corp., Class B	925	—	—	925	33,670	—	—	33,670
Hakuhodo DY Holdings, Inc.	2,300	—	—	2,300	37,425	—	—	37,425
Informa plc	12,024	—	—	12,024	136,494	—	—	136,494
Interpublic Group of Cos., Inc. (The)	2,144	—	—	2,144	49,526	—	—	49,526
ITV plc	34,800	—	—	34,800	69,605	—	—	69,605
JCDecaux SA(x)	678	—	—	678	20,899	—	—	20,899
News Corp., Class A	1,963	—	—	1,963	27,757	—	—	27,757
News Corp., Class B	714	—	—	714	10,360	—	—	10,360
Omnicom Group, Inc.	1,213	500	—	1,713	98,277	40,510	—	138,787
Pearson plc	7,512	—	—	7,512	63,384	—	—	63,384
Publicis Groupe SA	2,130	—	—	2,130	96,429	—	—	96,429
Quebecor, Inc., Class B	—	1,200	—	1,200	—	30,625	—	30,625
Schibsted ASA, Class B	925	—	—	925	26,530	—	—	26,530
SES SA (FDR)	406,483	—	—	406,483	5,699,400	—	—	5,699,400
Singapore Press Holdings Ltd.	15,500	—	—	15,500	25,124	—	—	25,124
Telenet Group Holding NV	456	—	—	456	20,491	—	—	20,491
ViacomCBS, Inc.	2,960	—	—	2,960	124,231	—	—	124,231
WPP plc	12,122	—	—	12,122	171,246	—	—	171,246

					12,097,314	138,590	—	12,235,904

Wireless Telecommunication Services (3.8%)
Bharti Airtel Ltd.*	376,570	—	—	376,570	2,404,666	—	—	2,404,666
China Mobile Ltd.	424,500	—	—	424,500	3,568,234	—	—	3,568,234
KDDI Corp.	17,000	2,500	—	19,500	508,959	74,847	—	583,806
Millicom International Cellular SA (SDR)(x)	986	—	—	986	47,224	—	—	47,224
NTT DOCOMO, Inc.	12,800	2,900	—	15,700	357,889	81,084	—	438,973
Rogers Communications, Inc., Class B	—	2,200	—	2,200	—	109,242	—	109,242
Softbank Corp.	16,100	—	—	16,100	216,262	—	—	216,262
SoftBank Group Corp.	15,100	—	—	15,100	660,951	—	—	660,951
Tele2 AB, Class B	4,797	—	—	4,797	69,576	—	—	69,576
T-Mobile US, Inc.*	1,764	—	—	1,764	138,333	—	—	138,333
Vodafone Group plc	3,123,061	—	—	3,123,061	6,071,177	—	—	6,071,177

					14,043,271	265,173	—	14,308,444

Total Communication Services					62,517,126	1,741,092	—	64,258,218

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Consumer Discretionary (12.7%)
Auto Components (0.4%)
Aisin Seiki Co. Ltd.	1,600	—	—	1,600	59,933	—	—	59,933
Aptiv plc	1,429	—	—	1,429	135,712	—	—	135,712
BorgWarner, Inc.	1,109	—	—	1,109	48,108	—	—	48,108
Bridgestone Corp.(x)	5,500	600	—	6,100	206,019	22,475	—	228,494
Cie Generale des Etablissements Michelin SCA	1,642	—	—	1,642	200,944	—	—	200,944
Continental AG	1,057	—	—	1,057	136,657	—	—	136,657
Denso Corp.	4,200	—	—	4,200	191,958	—	—	191,958
Faurecia SE	729	—	—	729	39,275	—	—	39,275
Koito Manufacturing Co. Ltd.	1,000	—	—	1,000	46,938	—	—	46,938
NGK Spark Plug Co. Ltd.	1,500	—	—	1,500	29,460	—	—	29,460
Nokian Renkaat OYJ	1,201	—	—	1,201	34,528	—	—	34,528
Pirelli & C SpA(m)	3,842	—	—	3,842	22,151	—	—	22,151
Stanley Electric Co. Ltd.	1,300	—	—	1,300	38,047	—	—	38,047
Sumitomo Electric Industries Ltd.	7,200	—	—	7,200	109,469	—	—	109,469
Sumitomo Rubber Industries Ltd.	1,600	—	—	1,600	19,688	—	—	19,688
Toyoda Gosei Co. Ltd.	600	—	—	600	15,158	—	—	15,158
Toyota Industries Corp.	1,400	—	—	1,400	81,561	—	—	81,561
Valeo SA	2,315	—	—	2,315	81,563	—	—	81,563
Yokohama Rubber Co. Ltd. (The)	1,100	—	—	1,100	21,574	—	—	21,574

					1,518,743	22,475	—	1,541,218

Automoblies (1.4%)
Bayerische Motoren Werke AG	3,180	—	—	3,180	260,891	—	—	260,891
Bayerische Motoren Werke AG (Preference)(q)	528	—	—	528	32,604	—	—	32,604
Daimler AG (Registered)	8,735	—	—	8,735	483,730	—	—	483,730
Ferrari NV	1,158	—	—	1,158	192,112	—	—	192,112
Fiat Chrysler Automobiles NV	10,426	—	—	10,426	154,302	—	—	154,302
Ford Motor Co.	21,862	—	—	21,862	203,317	—	—	203,317
General Motors Co.	7,009	2,100	—	9,109	256,529	76,860	—	333,389
Harley-Davidson, Inc.	864	—	—	864	32,132	—	—	32,132
Honda Motor Co. Ltd.	15,700	—	—	15,700	447,787	—	—	447,787
Isuzu Motors Ltd.	5,300	—	—	5,300	63,363	—	—	63,363
Mazda Motor Corp.	5,720	—	—	5,720	49,380	—	—	49,380
Mitsubishi Motors Corp.	6,400	—	—	6,400	26,977	—	—	26,977
Nissan Motor Co. Ltd.	22,300	—	—	22,300	130,551	—	—	130,551
Peugeot SA	5,649	—	—	5,649	134,967	—	—	134,967

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Porsche Automobil Holding SE (Preference)(q)	1,471	—	—	1,471	109,957	—	—	109,957
Renault SA(x)	1,846	—	—	1,846	87,340	—	—	87,340
Subaru Corp.	5,900	—	—	5,900	147,344	—	—	147,344
Suzuki Motor Corp.	3,500	—	—	3,500	147,112	—	—	147,112
Toyota Motor Corp.	21,898	500	—	22,398	1,554,656	35,498	—	1,590,154
Volkswagen AG	326	—	—	326	63,353	—	—	63,353
Volkswagen AG (Preference)(q)	1,783	—	—	1,783	352,478	—	—	352,478
Yamaha Motor Co. Ltd.	2,800	—	—	2,800	56,771	—	—	56,771

					4,987,653	112,358	—	5,100,011

Distributors (0.0%)
Genuine Parts Co.	802	—	—	802	85,197	—	—	85,197
Jardine Cycle & Carriage Ltd.	955	—	—	955	21,373	—	—	21,373
LKQ Corp.*	1,702	—	—	1,702	60,761	—	—	60,761

					167,331	—	—	167,331

Diversified Consumer Services (0.0%)
Benesse Holdings, Inc.	700	—	—	700	18,515	—	—	18,515
H&R Block, Inc.	1,033	—	—	1,033	24,255	—	—	24,255

					42,770	—	—	42,770

Hotels, Restaurants & Leisure (1.4%)
Accor SA	1,686	—	—	1,686	78,957	—	—	78,957
Aristocrat Leisure Ltd.	5,520	—	—	5,520	130,426	—	—	130,426
Carnival Corp.	2,222	—	—	2,222	112,944	—	—	112,944
Carnival plc	1,537	—	—	1,537	74,189	—	—	74,189
Chipotle Mexican Grill, Inc.*	142	—	—	142	118,870	—	—	118,870
Compass Group plc	15,238	2,171	—	17,409	381,482	54,351	—	435,833
Crown Resorts Ltd.	3,577	—	—	3,577	30,147	—	—	30,147
Darden Restaurants, Inc.	676	—	—	676	73,691	—	—	73,691
Domino’s Pizza, Inc.(x)	—	100	—	100	—	29,378	—	29,378
Flight Centre Travel Group Ltd.	534	—	—	534	16,511	—	—	16,511
Flutter Entertainment plc(x)	751	—	—	751	91,274	—	—	91,274
Galaxy Entertainment Group Ltd.	21,000	—	—	21,000	154,691	—	—	154,691
Genting Singapore Ltd.	58,042	—	—	58,042	39,703	—	—	39,703
GVC Holdings plc	5,590	—	—	5,590	65,471	—	—	65,471
Hilton Worldwide Holdings, Inc.	1,557	—	—	1,557	172,687	—	—	172,687
InterContinental Hotels Group plc	1,661	—	—	1,661	114,584	—	—	114,584

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Las Vegas Sands Corp.	1,889	—	—	1,889	130,416	—	—	130,416
Marriott International, Inc., Class A	1,525	200	—	1,725	230,931	30,286	—	261,217
McDonald’s Corp.	4,213	—	—	4,213	832,531	—	—	832,531
McDonald’s Holdings Co. Japan Ltd.(x)	673	—	—	673	32,456	—	—	32,456
Melco Resorts & Entertainment Ltd. (ADR)	2,082	—	—	2,082	50,322	—	—	50,322
MGM Resorts International	2,909	—	—	2,909	96,782	—	—	96,782
Norwegian Cruise Line Holdings Ltd.*	1,156	—	—	1,156	67,522	—	—	67,522
Oriental Land Co. Ltd.	1,900	—	—	1,900	260,200	—	—	260,200
Restaurant Brands International, Inc.	—	400	—	400	—	25,499	—	25,499
Royal Caribbean Cruises Ltd.	959	—	—	959	128,036	—	—	128,036
Sands China Ltd.	23,196	—	—	23,196	123,983	—	—	123,983
SJM Holdings Ltd.	18,000	—	—	18,000	20,489	—	—	20,489
Sodexo SA	850	—	—	850	100,731	—	—	100,731
Starbucks Corp.	6,614	2,100	—	8,714	581,503	184,632	—	766,135
Tabcorp Holdings Ltd.	19,330	—	—	19,330	61,449	—	—	61,449
TUI AG	4,235	—	—	4,235	53,505	—	—	53,505
Whitbread plc	1,284	—	—	1,284	82,420	—	—	82,420
Wynn Macau Ltd.	14,800	—	—	14,800	36,467	—	—	36,467
Wynn Resorts Ltd.	524	—	—	524	72,768	—	—	72,768
Yum! Brands, Inc.	1,697	1,100	—	2,797	170,939	110,803	—	281,742

					4,789,077	434,949	—	5,224,026

Household Durables (2.2%)
Barratt Developments plc	9,780	—	—	9,780	96,719	—	—	96,719
Berkeley Group Holdings plc	1,147	—	—	1,147	73,824	—	—	73,824
Casio Computer Co. Ltd.	1,900	—	—	1,900	38,313	—	—	38,313
DR Horton, Inc.	1,877	—	—	1,877	99,012	—	—	99,012
Electrolux AB	2,269	—	—	2,269	55,693	—	—	55,693
Garmin Ltd.	796	—	—	796	77,658	—	—	77,658
Husqvarna AB, Class B	3,909	—	—	3,909	31,309	—	—	31,309
Iida Group Holdings Co. Ltd.	1,400	—	—	1,400	24,726	—	—	24,726
Leggett & Platt, Inc.	792	—	—	792	40,257	—	—	40,257
Lennar Corp., Class A	1,581	—	—	1,581	88,204	—	—	88,204
Mohawk Industries, Inc.*	324	—	—	324	44,187	—	—	44,187
Newell Brands, Inc.	2,151	—	—	2,151	41,342	—	—	41,342
Nikon Corp.	3,100	—	—	3,100	38,345	—	—	38,345
NVR, Inc.*	20	10	—	30	76,168	38,084	—	114,252
Panasonic Corp.	631,200	8,000	—	639,200	5,980,585	75,799	—	6,056,384
Persimmon plc	3,060	—	—	3,060	109,236	—	—	109,236

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
PulteGroup, Inc.	1,438	—	—	1,438	55,794	—	—	55,794
Rinnai Corp.	300	—	—	300	23,607	—	—	23,607
SEB SA	217	—	—	217	32,227	—	—	32,227
Sekisui Chemical Co. Ltd.	3,500	2,000	—	5,500	61,332	35,047	—	96,379
Sekisui House Ltd.	6,000	5,000	—	11,000	128,857	107,381	—	236,238
Sharp Corp.	1,900	—	—	1,900	29,465	—	—	29,465
Sony Corp.	12,200	—	—	12,200	830,999	—	—	830,999
Taylor Wimpey plc	31,505	—	—	31,505	80,709	—	—	80,709
Whirlpool Corp.	354	—	—	354	52,226	—	—	52,226

					8,210,794	256,311	—	8,467,105

Internet & Direct Marketing Retail (1.5%)
Amazon.com, Inc.*	2,333	—	—	2,333	4,311,011	—	—	4,311,011
Booking Holdings, Inc.*	234	—	—	234	480,573	—	—	480,573
Delivery Hero SE*(m)	1,003	—	—	1,003	79,385	—	—	79,385
eBay, Inc.	4,274	—	—	4,274	154,334	—	—	154,334
Expedia Group, Inc.	780	—	—	780	84,349	—	—	84,349
Mercari, Inc.*	700	—	—	700	14,399	—	—	14,399
Ocado Group plc*	4,572	—	—	4,572	77,457	—	—	77,457
Prosus NV*	4,682	—	—	4,682	349,402	—	—	349,402
Rakuten, Inc.	8,300	—	—	8,300	71,423	—	—	71,423
Zalando SE*(m)	1,184	—	—	1,184	60,003	—	—	60,003
ZOZO, Inc.	1,000	—	—	1,000	19,208	—	—	19,208

					5,701,544	—	—	5,701,544

Leisure Products (1.1%)
Bandai Namco Holdings, Inc.	1,900	—	—	1,900	115,953	—	—	115,953
Hasbro, Inc.	708	—	—	708	74,772	—	—	74,772
Mattel, Inc.*(x)	261,000	—	—	261,000	3,536,550	—	—	3,536,550
Sankyo Co. Ltd.	400	—	—	400	13,345	—	—	13,345
Sega Sammy Holdings, Inc.	1,800	—	—	1,800	26,224	—	—	26,224
Shimano, Inc.	700	—	—	700	114,482	—	—	114,482
Yamaha Corp.	1,400	—	—	1,400	78,340	—	—	78,340

					3,959,666	—	—	3,959,666

Multiline Retail (0.5%)
Dollar General Corp.	1,434	500	—	1,934	223,675	77,990	—	301,665
Dollar Tree, Inc.*	1,320	—	—	1,320	124,146	—	—	124,146
Harvey Norman Holdings Ltd.(x)	5,114	—	—	5,114	14,606	—	—	14,606
Isetan Mitsukoshi Holdings Ltd.	3,200	—	—	3,200	28,980	—	—	28,980
J Front Retailing Co. Ltd.	2,200	—	—	2,200	30,979	—	—	30,979
Kohl’s Corp.	831	—	—	831	42,340	—	—	42,340
Macy’s, Inc.(x)	1,572	—	—	1,572	26,724	—	—	26,724
Marks & Spencer Group plc	18,732	—	—	18,732	52,975	—	—	52,975
Marui Group Co. Ltd.	1,800	—	—	1,800	44,199	—	—	44,199
Next plc	1,280	—	—	1,280	118,989	—	—	118,989

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Nordstrom, Inc.	623	—	—	623	25,499	—	—	25,499
Pan Pacific International Holdings Corp.	4,400	—	—	4,400	73,337	—	—	73,337
Ryohin Keikaku Co. Ltd.	2,300	—	—	2,300	54,105	—	—	54,105
Target Corp.	2,815	—	—	2,815	360,911	—	—	360,911
Wesfarmers Ltd.	10,891	2,747	—	13,638	316,410	79,807	—	396,217

					1,537,875	157,797	—	1,695,672

Specialty Retail (2.8%)
ABC-Mart, Inc.	300	—	—	300	20,542	—	—	20,542
Advance Auto Parts, Inc.	380	—	—	380	60,861	—	—	60,861
AutoZone, Inc.*	133	100	—	233	158,444	119,131	—	277,575
Best Buy Co., Inc.	1,292	—	—	1,292	113,438	—	—	113,438
CarMax, Inc.*	931	—	—	931	81,621	—	—	81,621
Dufry AG (Registered)*	363	—	—	363	36,015	—	—	36,015
Fast Retailing Co. Ltd.(x)	600	—	—	600	358,934	—	—	358,934
Gap, Inc. (The)	1,032	—	—	1,032	18,246	—	—	18,246
Hennes & Mauritz AB, Class B	7,717	—	—	7,717	156,938	—	—	156,938
Hikari Tsushin, Inc.	200	—	—	200	50,490	—	—	50,490
Home Depot, Inc. (The)	6,109	1,200	—	7,309	1,334,083	262,056	—	1,596,139
Industria de Diseno Textil SA	10,478	2,400	—	12,878	369,637	84,666	—	454,303
JD Sports Fashion plc	4,207	—	—	4,207	46,665	—	—	46,665
Kingfisher plc	1,785,022	—	—	1,785,022	5,130,835	—	—	5,130,835
L Brands, Inc.	1,140	—	—	1,140	20,657	—	—	20,657
Lowe’s Cos., Inc.	4,305	500	—	4,805	515,567	59,880	—	575,447
Nitori Holdings Co. Ltd.	700	—	—	700	110,970	—	—	110,970
O’Reilly Automotive, Inc.*	427	200	—	627	187,137	87,652	—	274,789
Ross Stores, Inc.	2,034	700	—	2,734	236,798	81,494	—	318,292
Shimamura Co. Ltd.	200	—	—	200	15,315	—	—	15,315
Tiffany & Co.	606	—	—	606	80,992	—	—	80,992
TJX Cos., Inc. (The)	6,818	2,600	—	9,418	416,307	158,756	—	575,063
Tractor Supply Co.	653	—	—	653	61,016	—	—	61,016
Ulta Beauty, Inc.*	324	—	—	324	82,017	—	—	82,017
USS Co. Ltd.	2,100	—	—	2,100	39,930	—	—	39,930
Yamada Denki Co. Ltd.	6,000	—	—	6,000	31,918	—	—	31,918

					9,735,373	853,635	—	10,589,008

Textiles, Apparel & Luxury Goods (1.4%)
adidas AG	1,733	400	—	2,133	563,344	130,027	—	693,371
Burberry Group plc	3,952	—	—	3,952	115,428	—	—	115,428
Capri Holdings Ltd.*	774	—	—	774	29,528	—	—	29,528
Cie Financiere Richemont SA (Registered)	5,014	—	—	5,014	394,053	—	—	394,053

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
EssilorLuxottica SA (Borsa Italiana Stock Exchange)	875	—	—	875	132,795	—	—	132,795
EssilorLuxottica SA (Turquoise Stock Exchange)	1,848	—	—	1,848	281,500	—	—	281,500
Gildan Activewear, Inc.	—	1,000	—	1,000	—	29,564	—	29,564
Hanesbrands, Inc.(x)	2,089	—	—	2,089	31,022	—	—	31,022
Hermes International	304	—	—	304	227,172	—	—	227,172
Kering SA	728	—	—	728	477,873	—	—	477,873
LVMH Moet Hennessy Louis Vuitton SE	2,670	200	—	2,870	1,240,504	92,922	—	1,333,426
Moncler SpA	1,734	—	—	1,734	77,937	—	—	77,937
NIKE, Inc., Class B	6,983	1,500	—	8,483	707,448	151,965	—	859,413
Pandora A/S	961	—	—	961	41,805	—	—	41,805
Puma SE	830	—	—	830	63,635	—	—	63,635
PVH Corp.	414	—	—	414	43,532	—	—	43,532
Ralph Lauren Corp.	278	—	—	278	32,587	—	—	32,587
Swatch Group AG (The)(x)	278	—	—	278	77,557	—	—	77,557
Swatch Group AG (The) (Registered)	505	—	—	505	26,690	—	—	26,690
Tapestry, Inc.	1,446	—	—	1,446	38,999	—	—	38,999
Under Armour, Inc., Class A*(x)	1,090	—	—	1,090	23,544	—	—	23,544
Under Armour, Inc., Class C*	1,073	—	—	1,073	20,580	—	—	20,580
VF Corp.	1,821	600	—	2,421	181,481	59,796	—	241,277
Yue Yuen Industrial Holdings Ltd.	7,000	—	—	7,000	20,661	—	—	20,661

					4,849,675	464,274	—	5,313,949

Total Consumer Discretionary					45,500,501	2,301,799	—	47,802,300

Consumer Staples (17.3%)
Beverages (3.6%)
Anheuser-Busch InBev SA/NV	7,319	—	—	7,319	596,929	—	—	596,929
Asahi Group Holdings Ltd.	3,500	600	—	4,100	160,513	27,516	—	188,029
Brown-Forman Corp., Class B	1,065	500	—	1,565	71,994	33,800	—	105,794
Budweiser Brewing Co. APAC Ltd.*(m)	12,000	—	—	12,000	40,501	—	—	40,501
Carlsberg A/S, Class B	1,028	200	—	1,228	153,355	29,836	—	183,191
Coca-Cola Amatil Ltd.	4,868	—	—	4,868	37,782	—	—	37,782
Coca-Cola Bottlers Japan, Inc.(x)	1,200	—	—	1,200	30,824	—	—	30,824
Coca-Cola Co. (The)	21,597	6,200	—	27,797	1,195,394	343,170	—	1,538,564
Coca-Cola European Partners plc	2,222	—	—	2,222	113,055	—	—	113,055
Coca-Cola HBC AG*	1,918	—	—	1,918	65,166	—	—	65,166

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Constellation Brands, Inc., Class A	933	—	—	933	177,037	—	—	177,037
Davide Campari-Milano SpA	5,579	—	—	5,579	50,940	—	—	50,940
Diageo plc	22,722	4,452	—	27,174	963,272	188,737	—	1,152,009
Heineken Holding NV	1,107	—	—	1,107	107,285	—	—	107,285
Heineken NV	2,490	900	—	3,390	265,115	95,825	—	360,940
Kirin Holdings Co. Ltd.	150,800	1,000	—	151,800	3,317,031	21,996	—	3,339,027
Molson Coors Brewing Co., Class B	1,048	—	—	1,048	56,487	—	—	56,487
Monster Beverage Corp.*	2,158	—	—	2,158	137,141	—	—	137,141
PepsiCo, Inc.	7,833	2,615	—	10,448	1,070,536	357,392	—	1,427,928
Pernod Ricard SA	2,040	200	—	2,240	364,750	35,760	—	400,510
Remy Cointreau SA	217	—	—	217	26,653	—	—	26,653
Suntory Beverage & Food Ltd.	83,700	—	—	83,700	3,501,141	—	—	3,501,141
Treasury Wine Estates Ltd.	6,914	—	—	6,914	78,795	—	—	78,795

					12,581,696	1,134,032	—	13,715,728

Food & Staples Retailing (6.5%)
Aeon Co. Ltd.	6,400	—	—	6,400	132,854	—	—	132,854
Alimentation Couche-Tard, Inc., Class B	—	1,800	—	1,800	—	57,124	—	57,124
Carrefour SA	5,816	—	—	5,816	97,531	—	—	97,531
Casino Guichard Perrachon SA	521	—	—	521	24,370	—	—	24,370
Coles Group Ltd.	10,891	—	—	10,891	113,419	—	—	113,419
Colruyt SA	530	—	—	530	27,632	—	—	27,632
Costco Wholesale Corp.	2,474	900	—	3,374	727,158	264,528	—	991,686
Dairy Farm International Holdings Ltd.	3,700	—	—	3,700	21,127	—	—	21,127
FamilyMart Co. Ltd.	2,400	—	—	2,400	57,982	—	—	57,982
ICA Gruppen AB	806	—	—	806	37,622	—	—	37,622
J Sainsbury plc	16,999	—	—	16,999	51,766	—	—	51,766
Jeronimo Martins SGPS SA	2,418	—	—	2,418	39,775	—	—	39,775
Koninklijke Ahold Delhaize NV	11,370	1,000	—	12,370	284,344	25,008	—	309,352
Kroger Co. (The)	264,029	—	—	264,029	7,654,201	—	—	7,654,201
Lawson, Inc.	500	—	—	500	28,485	—	—	28,485
Loblaw Cos. Ltd.	—	1,100	—	1,100	—	56,756	—	56,756
METRO AG	1,817	—	—	1,817	29,247	—	—	29,247
Metro, Inc.	—	700	—	700	—	28,888	—	28,888
Seven & i Holdings Co. Ltd.	100,700	900	—	101,600	3,709,927	33,157	—	3,743,084
Sundrug Co. Ltd.	700	—	—	700	25,480	—	—	25,480
Sysco Corp.	2,863	1,600	—	4,463	244,901	136,864	—	381,765
Tesco plc	94,073	—	—	94,073	318,002	—	—	318,002
Tsuruha Holdings, Inc.	300	—	—	300	38,710	—	—	38,710

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Walgreens Boots Alliance, Inc.	145,584	—	—	145,584	8,583,633	—	—	8,583,633
Walmart, Inc.	7,970	400	—	8,370	947,155	47,536	—	994,691
Welcia Holdings Co. Ltd.	500	—	—	500	31,982	—	—	31,982
Wm Morrison Supermarkets plc	23,055	—	—	23,055	61,016	—	—	61,016
Woolworths Group Ltd.	12,091	2,300	—	14,391	306,812	58,363	—	365,175

					23,595,131	708,224	—	24,303,355

Food Products (4.3%)
a2 Milk Co. Ltd.*(x)	7,062	—	—	7,062	71,407	—	—	71,407
Ajinomoto Co., Inc.	4,200	—	—	4,200	70,158	—	—	70,158
Archer-Daniels-Midland Co.	3,107	—	—	3,107	144,009	—	—	144,009
Associated British Foods plc	3,422	—	—	3,422	117,762	—	—	117,762
Barry Callebaut AG (Registered)	30	—	—	30	66,274	—	—	66,274
Calbee, Inc.	700	—	—	700	22,903	—	—	22,903
Campbell Soup Co.	888	—	—	888	43,885	—	—	43,885
Chocoladefabriken Lindt & Spruengli AG	10	—	—	10	77,650	—	—	77,650
Chocoladefabriken Lindt & Spruengli AG (Registered)	1	—	—	1	88,345	—	—	88,345
Conagra Brands, Inc.	2,813	—	—	2,813	96,317	—	—	96,317
Danone SA	5,931	386	—	6,317	491,642	31,997	—	523,639
General Mills, Inc.	3,367	1,600	—	4,967	180,337	85,696	—	266,033
Hershey Co. (The)	831	500	—	1,331	122,140	73,490	—	195,630
Hormel Foods Corp.	1,549	—	—	1,549	69,875	—	—	69,875
JM Smucker Co. (The)	611	—	—	611	63,623	—	—	63,623
Kellogg Co.	124,416	1,000	—	125,416	8,604,611	69,160	—	8,673,771
Kerry Group plc, Class A	1,526	—	—	1,526	190,171	—	—	190,171
Kikkoman Corp.	1,400	—	—	1,400	69,192	—	—	69,192
Kraft Heinz Co. (The)	3,467	—	—	3,467	111,395	—	—	111,395
Lamb Weston Holdings, Inc.	814	400	—	1,214	70,028	34,412	—	104,440
McCormick & Co., Inc. (Non-Voting)	711	300	—	1,011	120,678	50,919	—	171,597
Meiji Holdings Co. Ltd.	1,138	—	—	1,138	77,295	—	—	77,295
Mondelez International, Inc., Class A	8,045	2,800	—	10,845	443,119	154,224	—	597,343
Mowi ASA	4,222	1,400	—	5,622	109,742	36,390	—	146,132
Nestle SA (Registered)	28,586	1,891	—	30,477	3,094,897	204,732	—	3,299,629
NH Foods Ltd.	800	—	—	800	33,206	—	—	33,206
Nisshin Seifun Group, Inc.	1,915	—	—	1,915	33,592	—	—	33,592
Nissin Foods Holdings Co. Ltd.	600	—	—	600	44,839	—	—	44,839
Orkla ASA	7,215	—	—	7,215	73,109	—	—	73,109

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Toyo Suisan Kaisha Ltd.	800	—	—	800	34,090	—	—	34,090
Tyson Foods, Inc., Class A	1,644	300	—	1,944	149,670	27,312	—	176,982
Vitasoy International Holdings Ltd.	6,000	—	—	6,000	21,752	—	—	21,752
WH Group Ltd.(m)	91,500	—	—	91,500	94,526	—	—	94,526
Wilmar International Ltd.	18,500	—	—	18,500	56,671	—	—	56,671
Yakult Honsha Co. Ltd.	1,200	—	—	1,200	66,596	—	—	66,596
Yamazaki Baking Co. Ltd.	1,200	—	—	1,200	21,525	—	—	21,525

					15,247,031	768,332	—	16,015,363

Household Products (1.2%)
Church & Dwight Co., Inc.	1,365	1,000	—	2,365	96,014	70,340	—	166,354
Clorox Co. (The)	701	300	—	1,001	107,631	46,062	—	153,693
Colgate-Palmolive Co.	4,786	—	—	4,786	329,468	—	—	329,468
Essity AB, Class B	5,826	—	—	5,826	187,724	—	—	187,724
Henkel AG & Co. KGaA	998	—	—	998	94,034	—	—	94,034
Henkel AG & Co. KGaA (Preference)(q)	1,711	—	—	1,711	176,953	—	—	176,953
Kimberly-Clark Corp.	1,920	1,200	—	3,120	264,096	165,060	—	429,156
Lion Corp.	2,200	—	—	2,200	43,026	—	—	43,026
Pigeon Corp.(x)	1,100	—	—	1,100	40,647	—	—	40,647
Procter & Gamble Co. (The)	13,961	3,000	—	16,961	1,743,729	374,700	—	2,118,429
Reckitt Benckiser Group plc	6,813	—	—	6,813	553,112	—	—	553,112
Unicharm Corp.	3,900	—	—	3,900	132,806	—	—	132,806

					3,769,240	656,162	—	4,425,402

Personal Products (1.0%)
Beiersdorf AG	968	450	—	1,418	115,801	53,833	—	169,634
Coty, Inc., Class A	1,433	—	—	1,433	16,121	—	—	16,121
Estee Lauder Cos., Inc. (The), Class A	1,256	500	—	1,756	259,414	103,270	—	362,684
Kao Corp.	4,600	900	—	5,500	382,081	74,755	—	456,836
Kobayashi Pharmaceutical Co. Ltd.	500	—	—	500	42,658	—	—	42,658
Kose Corp.	300	—	—	300	44,177	—	—	44,177
L’Oreal SA	2,427	300	—	2,727	718,705	88,839	—	807,544
Pola Orbis Holdings, Inc.	900	—	—	900	21,652	—	—	21,652
Shiseido Co. Ltd.	3,800	—	—	3,800	272,161	—	—	272,161
Unilever NV	14,096	3,000	—	17,096	810,022	172,394	—	982,416
Unilever plc	10,661	1,400	—	12,061	614,358	80,677	—	695,035

					3,297,150	573,768	—	3,870,918

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Tobacco (0.7%)
Altria Group, Inc.	10,509	—	—	10,509	524,504	—	—	524,504
British American Tobacco plc	22,034	—	—	22,034	943,153	—	—	943,153
Imperial Brands plc	9,158	—	—	9,158	226,723	—	—	226,723
Japan Tobacco, Inc.(x)	11,500	—	—	11,500	257,455	—	—	257,455
Philip Morris International, Inc.	8,732	—	—	8,732	743,006	—	—	743,006
Swedish Match AB	1,632	—	—	1,632	84,123	—	—	84,123

					2,778,964	—	—	2,778,964

Total Consumer Staples					61,269,212	3,840,518	—	65,109,730

Energy (11.7%)
Energy Equipment & Services (0.2%)
Baker Hughes Co.	3,541	—	—	3,541	90,756	—	—	90,756
Halliburton Co.	4,864	—	—	4,864	119,022	—	—	119,022
Helmerich & Payne, Inc.	559	—	—	559	25,395	—	—	25,395
National Oilwell Varco, Inc.	2,037	—	—	2,037	51,027	—	—	51,027
Schlumberger Ltd.	7,828	—	—	7,828	314,685	—	—	314,685
TechnipFMC plc	2,397	—	—	2,397	51,392	—	—	51,392
Tenaris SA	4,536	—	—	4,536	51,135	—	—	51,135
Worley Ltd.(x)	3,353	—	—	3,353	36,024	—	—	36,024

					739,436	—	—	739,436

Oil, Gas & Consumable Fuels (11.5%)
Aker BP ASA	1,038	—	—	1,038	34,051	—	—	34,051
Apache Corp.	235,407	—	—	235,407	6,024,065	—	—	6,024,065
BP plc	1,564,698	—	—	1,564,698	9,774,377	—	—	9,774,377
Cabot Oil & Gas Corp.	2,121	—	—	2,121	36,927	—	—	36,927
Caltex Australia Ltd.	2,399	—	—	2,399	57,155	—	—	57,155
Chevron Corp.	10,590	800	—	11,390	1,276,201	96,408	—	1,372,609
Cimarex Energy Co.	575	—	—	575	30,182	—	—	30,182
Concho Resources, Inc.	1,160	—	—	1,160	101,581	—	—	101,581
ConocoPhillips	6,123	—	—	6,123	398,179	—	—	398,179
Devon Energy Corp.	2,174	—	—	2,174	56,459	—	—	56,459
Diamondback Energy, Inc.	895	—	—	895	83,110	—	—	83,110
Enbridge, Inc.	—	900	—	900	—	35,784	—	35,784
Eni SpA	194,522	2,100	—	196,622	3,021,132	32,615	—	3,053,747
EOG Resources, Inc.	3,294	—	—	3,294	275,905	—	—	275,905
Equinor ASA	9,621	—	—	9,621	192,326	—	—	192,326
Exxon Mobil Corp.	91,297	—	—	91,297	6,370,705	—	—	6,370,705
Galp Energia SGPS SA	4,815	—	—	4,815	80,475	—	—	80,475
Hess Corp.	1,444	—	—	1,444	96,474	—	—	96,474
HollyFrontier Corp.	830	—	—	830	42,089	—	—	42,089
Husky Energy, Inc.	175,500	—	—	175,500	1,408,271	—	—	1,408,271
Idemitsu Kosan Co. Ltd.	1,920	—	—	1,920	53,542	—	—	53,542

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Inpex Corp.	9,800	3,200	—	13,000	102,505	33,471	—	135,976
JXTG Holdings, Inc.	30,394	—	—	30,394	139,277	—	—	139,277
Kinder Morgan, Inc.	10,860	—	—	10,860	229,906	—	—	229,906
Koninklijke Vopak NV	675	—	—	675	36,593	—	—	36,593
Lundin Petroleum AB	1,785	—	—	1,785	60,660	—	—	60,660
Marathon Oil Corp.	4,342	—	—	4,342	58,964	—	—	58,964
Marathon Petroleum Corp.	3,599	—	—	3,599	216,840	—	—	216,840
Neste OYJ	4,064	1,800	—	5,864	141,407	62,631	—	204,038
Noble Energy, Inc.	2,668	—	—	2,668	66,273	—	—	66,273
Occidental Petroleum Corp.	4,990	—	—	4,990	205,638	—	—	205,638
Oil Search Ltd.	13,182	—	—	13,182	67,066	—	—	67,066
OMV AG	1,415	—	—	1,415	79,487	—	—	79,487
ONEOK, Inc.	2,304	—	—	2,304	174,344	—	—	174,344
Origin Energy Ltd.	16,918	—	—	16,918	100,320	—	—	100,320
Phillips 66	2,462	—	—	2,462	274,291	—	—	274,291
Pioneer Natural Resources Co.	932	—	—	932	141,077	—	—	141,077
Repsol SA	13,822	—	—	13,822	215,973	—	—	215,973
Royal Dutch Shell plc, Class A	41,099	—	—	41,099	1,216,728	—	—	1,216,728
Royal Dutch Shell plc, Class B	268,784	—	—	268,784	7,973,321	—	—	7,973,321
Santos Ltd.	17,007	—	—	17,007	97,625	—	—	97,625
TOTAL SA	23,054	1,400	—	24,454	1,272,296	77,263	—	1,349,559
Valero Energy Corp.	2,312	—	—	2,312	216,519	—	—	216,519
Washington H Soul Pattinson & Co. Ltd.(x)	1,125	—	—	1,125	16,973	—	—	16,973
Williams Cos., Inc. (The)	6,761	—	—	6,761	160,371	—	—	160,371
Woodside Petroleum Ltd.	8,992	—	—	8,992	216,942	—	—	216,942

					42,894,602	338,172	—	43,232,774

Total Energy					43,634,038	338,172	—	43,972,210

Financials (30.2%)
Banks (20.9%)
ABN AMRO Bank NV (CVA)(m)	4,063	—	—	4,063	73,922	—	—	73,922
AIB Group plc	8,190	—	—	8,190	28,699	—	—	28,699
Aozora Bank Ltd.	1,100	1,200	—	2,300	29,268	31,929	—	61,197
Australia & New Zealand Banking Group Ltd.	27,228	—	—	27,228	470,612	—	—	470,612
Banco Bilbao Vizcaya Argentaria SA	64,049	—	—	64,049	357,997	—	—	357,997
Banco de Sabadell SA	54,867	—	—	54,867	64,006	—	—	64,006
Banco Santander SA	159,628	—	—	159,628	667,874	—	—	667,874
Bangkok Bank PCL	127,950	—	—	127,950	681,318	—	—	681,318
Bangkok Bank PCL (NVDR)	502,400	—	—	502,400	2,683,604	—	—	2,683,604
Bank Hapoalim BM	10,901	6,000	—	16,901	90,439	49,778	—	140,217

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Bank Leumi Le-Israel BM	14,212	6,000	—	20,212	103,463	43,680	—	147,143
Bank of America Corp.	45,341	3,900	—	49,241	1,596,910	137,358	—	1,734,268
Bank of East Asia Ltd. (The)	12,400	—	—	12,400	27,689	—	—	27,689
Bank of Ireland Group plc (Aquis Stock Exchange)	51,800	—	—	51,800	282,270	—	—	282,270
Bank of Ireland Group plc (Turquoise Stock Exchange)	199,532	—	—	199,532	1,092,665	—	—	1,092,665
Bank of Kyoto Ltd. (The)	500	—	—	500	21,628	—	—	21,628
Bank of Montreal	—	1,400	—	1,400	—	108,503	—	108,503
Bank of Nova Scotia (The)	—	1,300	—	1,300	—	73,432	—	73,432
Bankia SA	12,002	—	—	12,002	25,613	—	—	25,613
Bankinter SA	6,476	—	—	6,476	47,449	—	—	47,449
Barclays plc	1,930,134	—	—	1,930,134	4,592,776	—	—	4,592,776
Bendigo & Adelaide Bank Ltd.	5,140	—	—	5,140	35,276	—	—	35,276
BNP Paribas SA	160,794	—	—	160,794	9,528,558	—	—	9,528,558
BOC Hong Kong Holdings Ltd.	35,500	—	—	35,500	123,234	—	—	123,234
CaixaBank SA	34,473	—	—	34,473	108,194	—	—	108,194
Canadian Imperial Bank of Commerce	—	700	—	700	—	58,251	—	58,251
Chiba Bank Ltd. (The)	5,700	—	—	5,700	33,207	—	—	33,207
Citigroup, Inc.	101,209	1,100	—	102,309	8,085,587	87,879	—	8,173,466
Citizens Financial Group, Inc.	2,429	900	—	3,329	98,642	36,549	—	135,191
Comerica, Inc.	778	—	—	778	55,822	—	—	55,822
Commerzbank AG	9,624	—	—	9,624	59,557	—	—	59,557
Commonwealth Bank of Australia	17,004	800	—	17,804	953,411	44,856	—	998,267
Concordia Financial Group Ltd.	10,200	—	—	10,200	42,432	—	—	42,432
Credit Agricole SA	182,127	—	—	182,127	2,640,472	—	—	2,640,472
Danske Bank A/S	6,211	—	—	6,211	100,504	—	—	100,504
DBS Group Holdings Ltd.	17,300	—	—	17,300	332,893	—	—	332,893
DNB ASA	9,108	—	—	9,108	170,140	—	—	170,140
Erste Group Bank AG*	2,890	—	—	2,890	108,792	—	—	108,792
Fifth Third Bancorp	3,927	—	—	3,927	120,716	—	—	120,716
FinecoBank Banca Fineco SpA	5,849	—	—	5,849	70,135	—	—	70,135
First Republic Bank	938	—	—	938	110,168	—	—	110,168
Fukuoka Financial Group, Inc.	1,400	—	—	1,400	27,123	—	—	27,123
Hang Seng Bank Ltd.	7,300	2,100	—	9,400	150,828	43,389	—	194,217
HSBC Holdings plc (Hong Kong Stock Exchange)	229,685	—	—	229,685	1,793,608	—	—	1,793,608

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
HSBC Holdings plc (London Stock Exchange)	193,935	—	—	193,935	1,520,510	—	—	1,520,510
Huntington Bancshares, Inc.	5,774	—	—	5,774	87,072	—	—	87,072
ING Groep NV	684,737	—	—	684,737	8,209,127	—	—	8,209,127
Intesa Sanpaolo SpA	142,963	—	—	142,963	376,609	—	—	376,609
Israel Discount Bank Ltd., Class A	11,181	—	—	11,181	51,837	—	—	51,837
Japan Post Bank Co. Ltd.	3,900	—	—	3,900	37,688	—	—	37,688
JPMorgan Chase & Co.	17,567	500	—	18,067	2,448,840	69,700	—	2,518,540
KB Financial Group, Inc. (ADR)(x)	68,695	—	—	68,695	2,841,912	—	—	2,841,912
KBC Group NV	2,398	—	—	2,398	180,380	—	—	180,380
KeyCorp	5,378	—	—	5,378	108,851	—	—	108,851
Lloyds Banking Group plc	673,498	—	—	673,498	557,572	—	—	557,572
M&T Bank Corp.	737	200	—	937	125,106	33,950	—	159,056
Mebuki Financial Group, Inc.	8,330	—	—	8,330	21,466	—	—	21,466
Mediobanca Banca di Credito Finanziario SpA	5,955	—	—	5,955	65,555	—	—	65,555
Mitsubishi UFJ Financial Group, Inc.	118,200	—	—	118,200	645,311	—	—	645,311
Mizrahi Tefahot Bank Ltd.	1,390	1,800	—	3,190	37,031	47,954	—	84,985
Mizuho Financial Group, Inc.	231,724	—	—	231,724	358,926	—	—	358,926
National Australia Bank Ltd.	27,693	1,700	—	29,393	478,649	29,383	—	508,032
National Bank of Canada	—	1,800	—	1,800	—	99,914	—	99,914
Nordea Bank Abp (Aquis Stock Exchange)	445	—	—	445	3,614	—	—	3,614
Nordea Bank Abp (Turquoise Stock Exchange)	30,551	—	—	30,551	246,721	—	—	246,721
Oversea-Chinese Banking Corp. Ltd.	31,186	3,000	—	34,186	254,599	24,492	—	279,091
People’s United Financial, Inc.	2,611	—	—	2,611	44,126	—	—	44,126
PNC Financial Services Group, Inc. (The)‡	2,455	800	—	3,255	391,892	127,704	—	519,596
Raiffeisen Bank International AG	1,422	—	—	1,422	35,713	—	—	35,713
Regions Financial Corp.	5,311	—	—	5,311	91,137	—	—	91,137
Resona Holdings, Inc.	20,051	—	—	20,051	88,394	—	—	88,394
Royal Bank of Canada	—	2,200	—	2,200	—	174,079	—	174,079
Royal Bank of Scotland Group plc	46,462	—	—	46,462	147,889	—	—	147,889
Seven Bank Ltd.	6,500	—	—	6,500	21,416	—	—	21,416
Shinsei Bank Ltd.	1,600	—	—	1,600	24,665	—	—	24,665

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Shizuoka Bank Ltd. (The)	4,400	—	—	4,400	33,125	—	—	33,125
Skandinaviska Enskilda Banken AB, Class A	15,633	5,000	—	20,633	147,011	47,019	—	194,030
Societe Generale SA	7,720	—	—	7,720	268,575	—	—	268,575
Standard Chartered plc	593,497	—	—	593,497	5,600,505	—	—	5,600,505
Sumitomo Mitsui Financial Group, Inc.	132,027	—	—	132,027	4,906,585	—	—	4,906,585
Sumitomo Mitsui Trust Holdings, Inc.	3,186	—	—	3,186	127,170	—	—	127,170
SVB Financial Group*	299	—	—	299	75,061	—	—	75,061
Svenska Handelsbanken AB, Class A	14,755	6,000	—	20,755	158,950	64,636	—	223,586
Swedbank AB, Class A	8,699	3,200	—	11,899	129,514	47,643	—	177,157
Toronto-Dominion Bank (The)	—	3,800	—	3,800	—	213,125	—	213,125
Truist Financial Corp.	7,560	2,465	—	10,025	425,779	138,829	—	564,608
UniCredit SpA	19,308	—	—	19,308	281,984	—	—	281,984
United Overseas Bank Ltd.	12,207	2,000	—	14,207	239,702	39,273	—	278,975
US Bancorp	7,925	1,900	—	9,825	469,873	112,651	—	582,524
Wells Fargo & Co.	108,456	—	—	108,456	5,834,933	—	—	5,834,933
Westpac Banking Corp.	33,523	—	—	33,523	570,005	—	—	570,005
Zions Bancorp NA(x)	926	—	—	926	48,078	—	—	48,078

					76,506,959	1,985,956	—	78,492,915

Capital Markets (2.9%)
3i Group plc	9,347	—	—	9,347	135,944	—	—	135,944
Ameriprise Financial, Inc.	692	400	—	1,092	115,273	66,632	—	181,905
Amundi SA(m)	581	—	—	581	45,554	—	—	45,554
ASX Ltd.	1,860	800	—	2,660	102,345	44,019	—	146,364
Bank of New York Mellon Corp. (The)	4,698	1,500	—	6,198	236,450	75,495	—	311,945
BGP Holdings plc(r)*	177,813	—	—	177,813	—	—	—	—
BlackRock, Inc.	656	300	—	956	329,771	150,810	—	480,581
Cboe Global Markets, Inc.	604	—	—	604	72,480	—	—	72,480
Charles Schwab Corp. (The)	6,400	—	—	6,400	304,384	—	—	304,384
CME Group, Inc.	2,020	800	—	2,820	405,454	160,576	—	566,030
Credit Suisse Group AG (Registered)*	24,552	—	—	24,552	332,459	—	—	332,459
Daiwa Securities Group, Inc.	14,700	—	—	14,700	74,816	—	—	74,816
Deutsche Bank AG (Registered)	18,860	—	—	18,860	146,331	—	—	146,331
Deutsche Boerse AG	1,825	560	—	2,385	286,901	88,036	—	374,937
E*TRADE Financial Corp.	1,262	—	—	1,262	57,257	—	—	57,257

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
FactSet Research Systems, Inc.	—	100	—	100	—	26,830	—	26,830
Franklin Resources, Inc.	1,574	—	—	1,574	40,893	—	—	40,893
Goldman Sachs Group, Inc. (The)	1,785	—	—	1,785	410,425	—	—	410,425
Hargreaves Lansdown plc	2,734	—	—	2,734	70,075	—	—	70,075
Hong Kong Exchanges & Clearing Ltd.	11,573	800	—	12,373	375,752	25,974	—	401,726
Intercontinental Exchange, Inc.	3,126	2,300	—	5,426	289,311	212,865	—	502,176
Invesco Ltd.	2,110	—	—	2,110	37,938	—	—	37,938
Japan Exchange Group, Inc.	4,900	—	—	4,900	87,037	—	—	87,037
Julius Baer Group Ltd.*	2,150	—	—	2,150	110,921	—	—	110,921
London Stock Exchange Group plc	3,024	—	—	3,024	310,433	—	—	310,433
Macquarie Group Ltd.	3,106	—	—	3,106	300,463	—	—	300,463
Magellan Financial Group Ltd.	1,245	—	—	1,245	49,756	—	—	49,756
MarketAxess Holdings, Inc.	219	—	—	219	83,025	—	—	83,025
Moody’s Corp.	908	400	—	1,308	215,568	94,964	—	310,532
Morgan Stanley	6,890	1,500	—	8,390	352,217	76,680	—	428,897
MSCI, Inc.	472	200	—	672	121,861	51,636	—	173,497
Nasdaq, Inc.	621	400	—	1,021	66,509	42,840	—	109,349
Natixis SA	9,086	—	—	9,086	40,339	—	—	40,339
Nomura Holdings, Inc.	31,900	—	—	31,900	165,408	—	—	165,408
Northern Trust Corp.	1,199	700	—	1,899	127,382	74,368	—	201,750
Partners Group Holding AG	180	—	—	180	165,047	—	—	165,047
Raymond James Financial, Inc.	723	—	—	723	64,680	—	—	64,680
S&P Global, Inc.	1,374	700	—	2,074	375,171	191,135	—	566,306
SBI Holdings, Inc.	2,250	—	—	2,250	47,938	—	—	47,938
Schroders plc	1,194	—	—	1,194	52,730	—	—	52,730
Singapore Exchange Ltd.	7,600	—	—	7,600	50,066	—	—	50,066
St James’s Place plc	5,110	—	—	5,110	78,822	—	—	78,822
Standard Life Aberdeen plc	23,048	—	—	23,048	100,167	—	—	100,167
State Street Corp.	2,022	—	—	2,022	159,940	—	—	159,940
T. Rowe Price Group, Inc.	1,314	500	—	1,814	160,098	60,920	—	221,018
UBS Group AG (Registered)*	177,047	—	—	177,047	2,236,412	—	—	2,236,412

					9,391,803	1,443,780	—	10,835,583

Consumer Finance (0.5%)
Acom Co. Ltd.	4,400	—	—	4,400	20,126	—	—	20,126
AEON Financial Service Co. Ltd.	1,100	—	—	1,100	17,484	—	—	17,484

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
American Express Co.	3,758	1,200	—	4,958	467,834	149,388	—	617,222
Capital One Financial Corp.	9,211	—	—	9,211	947,904	—	—	947,904
Credit Saison Co. Ltd.	1,600	—	—	1,600	27,993	—	—	27,993
Discover Financial Services	1,721	400	—	2,121	145,975	33,928	—	179,903
Synchrony Financial	3,284	—	—	3,284	118,257	—	—	118,257

					1,745,573	183,316	—	1,928,889

Diversified Financial Services (1.0%)
AMP Ltd.(x)	29,903	—	—	29,903	40,185	—	—	40,185
Berkshire Hathaway, Inc., Class B*	10,958	1,200	—	12,158	2,481,987	271,800	—	2,753,787
Challenger Ltd.	5,683	—	—	5,683	32,263	—	—	32,263
Eurazeo SE	397	—	—	397	27,164	—	—	27,164
EXOR NV	1,042	—	—	1,042	80,742	—	—	80,742
Groupe Bruxelles Lambert SA	775	—	—	775	81,681	—	—	81,681
Industrivarden AB, Class C	1,680	—	—	1,680	40,519	—	—	40,519
Investor AB, Class B	4,375	—	—	4,375	238,780	—	—	238,780
Kinnevik AB, Class B	2,324	—	—	2,324	56,820	—	—	56,820
L E Lundbergforetagen AB, Class B	705	—	—	705	30,936	—	—	30,936
M&G plc*	24,588	—	—	24,588	77,254	—	—	77,254
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,500	—	—	3,500	22,742	—	—	22,742
ORIX Corp.	12,700	—	—	12,700	211,676	—	—	211,676
Pargesa Holding SA	364	—	—	364	30,258	—	—	30,258
Rolls-Royce International Ltd. (Preference)(r)(q)*	789,406	—	—	789,406	1,046	—	—	1,046
Tokyo Century Corp.	400	—	—	400	21,536	—	—	21,536
Wendel SA	260	—	—	260	34,560	—	—	34,560

					3,510,149	271,800	—	3,781,949

Insurance (4.9%)
Admiral Group plc	1,817	—	—	1,817	55,573	—	—	55,573
Aegon NV	317,661	—	—	317,661	1,449,155	—	—	1,449,155
Aflac, Inc.	4,130	1,900	—	6,030	218,477	100,510	—	318,987
Ageas	1,715	—	—	1,715	101,341	—	—	101,341
AIA Group Ltd.	116,200	—	—	116,200	1,219,814	—	—	1,219,814
Allianz SE (Registered)	4,077	802	—	4,879	998,780	196,473	—	1,195,253
Allstate Corp. (The)	1,795	1,300	—	3,095	201,848	146,185	—	348,033
American International Group, Inc.	4,853	—	—	4,853	249,104	—	—	249,104
Aon plc	1,316	1,000	—	2,316	274,110	208,290	—	482,400
Arthur J Gallagher & Co.	1,074	—	—	1,074	102,277	—	—	102,277
Assicurazioni Generali SpA	10,555	2,400	—	12,955	217,788	49,521	—	267,309
Assurant, Inc.	341	—	—	341	44,698	—	—	44,698
Aviva plc	37,625	—	—	37,625	208,672	—	—	208,672
AXA SA‡, #	19,512	—	—	19,512	549,573	—	—	549,573

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Baloise Holding AG (Registered)	469	161	—	630	84,806	29,113	—	113,919
China Life Insurance Co. Ltd., Class H	1,089,000	—	—	1,089,000	3,025,660	—	—	3,025,660
Chubb Ltd.	2,542	1,400	—	3,942	395,688	217,924	—	613,612
Cincinnati Financial Corp.	837	300	—	1,137	88,010	31,545	—	119,555
CNP Assurances	1,649	—	—	1,649	32,795	—	—	32,795
Dai-ichi Life Holdings, Inc.	10,400	—	—	10,400	173,868	—	—	173,868
Direct Line Insurance Group plc	13,208	—	—	13,208	54,673	—	—	54,673
Everest Re Group Ltd.	227	—	—	227	62,843	—	—	62,843
Gjensidige Forsikring ASA	1,810	—	—	1,810	37,986	—	—	37,986
Globe Life, Inc.	535	—	—	535	56,309	—	—	56,309
Great-West Lifeco, Inc.	—	1,700	—	1,700	—	43,542	—	43,542
Hannover Rueck SE	579	180	—	759	111,903	34,788	—	146,691
Hartford Financial Services Group, Inc. (The)	2,018	2,000	—	4,018	122,634	121,540	—	244,174
Insurance Australia Group Ltd.	22,199	5,068	—	27,267	119,329	27,243	—	146,572
Intact Financial Corp.	—	700	—	700	—	75,695	—	75,695
Japan Post Holdings Co. Ltd.	15,100	—	—	15,100	142,585	—	—	142,585
Japan Post Insurance Co. Ltd.	2,200	—	—	2,200	37,701	—	—	37,701
Legal & General Group plc	57,293	8,000	—	65,293	229,948	32,108	—	262,056
Lincoln National Corp.	1,096	—	—	1,096	64,675	—	—	64,675
Loews Corp.	1,382	500	—	1,882	72,541	26,245	—	98,786
Manulife Financial Corp.	—	3,500	—	3,500	—	71,049	—	71,049
Mapfre SA	10,353	—	—	10,353	27,407	—	—	27,407
Marsh & McLennan Cos., Inc.	2,824	2,200	—	5,024	314,622	245,102	—	559,724
Medibank Pvt Ltd.	26,454	—	—	26,454	58,662	—	—	58,662
MetLife, Inc.	4,353	—	—	4,353	221,872	—	—	221,872
MS&AD Insurance Group Holdings, Inc.	4,511	—	—	4,511	149,917	—	—	149,917
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	1,386	350	—	1,736	408,880	103,253	—	512,133
NN Group NV	2,939	635	—	3,574	111,494	24,089	—	135,583
Poste Italiane SpA(m)	5,018	—	—	5,018	56,962	—	—	56,962
Power Corp. of Canada	—	1,300	—	1,300	—	33,487	—	33,487
Principal Financial Group, Inc.	1,502	—	—	1,502	82,610	—	—	82,610
Progressive Corp. (The)	3,261	1,800	—	5,061	236,064	130,302	—	366,366

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Prudential Financial, Inc.	2,243	—	—	2,243	210,259	—	—	210,259
Prudential plc	24,973	—	—	24,973	479,318	—	—	479,318
QBE Insurance Group Ltd.	12,628	—	—	12,628	114,139	—	—	114,139
RSA Insurance Group plc	9,908	—	—	9,908	74,230	—	—	74,230
Sampo OYJ, Class A	4,258	1,900	—	6,158	185,842	82,926	—	268,768
SCOR SE	1,523	—	—	1,523	63,926	—	—	63,926
Sompo Holdings, Inc.	3,285	500	—	3,785	130,003	19,787	—	149,790
Sony Financial Holdings, Inc.	1,500	—	—	1,500	36,280	—	—	36,280
Sun Life Financial, Inc.	—	3,000	—	3,000	—	136,791	—	136,791
Suncorp Group Ltd.	12,111	—	—	12,111	110,146	—	—	110,146
Swiss Life Holding AG (Registered)	323	—	—	323	162,134	—	—	162,134
Swiss Re AG	2,830	—	—	2,830	317,856	—	—	317,856
T&D Holdings, Inc.	5,300	—	—	5,300	68,046	—	—	68,046
Tokio Marine Holdings, Inc.	6,100	1,800	—	7,900	343,527	101,369	—	444,896
Travelers Cos., Inc. (The)	1,453	—	—	1,453	198,988	—	—	198,988
Tryg A/S	1,161	—	—	1,161	34,419	—	—	34,419
Unum Group	1,151	—	—	1,151	33,563	—	—	33,563
Willis Towers Watson plc	720	500	—	1,220	145,397	100,970	—	246,367
WR Berkley Corp.	778	—	—	778	53,760	—	—	53,760
Zurich Insurance Group AG	1,437	380	—	1,817	589,618	155,919	—	745,537

					15,825,105	2,545,766	—	18,370,871

Total Financials					106,979,589	6,430,618	—	113,410,207

Health Care (27.6%)
Biotechnology (3.4%)
AbbVie, Inc.	8,298	—	—	8,298	734,705	—	—	734,705
Alexion Pharmaceuticals, Inc.*	1,251	—	—	1,251	135,296	—	—	135,296
Amgen, Inc.	3,326	922	—	4,248	801,799	222,266	—	1,024,065
BeiGene Ltd. (ADR)*	341	—	—	341	56,524	—	—	56,524
Biogen, Inc.*	1,011	—	—	1,011	299,994	—	—	299,994
CSL Ltd.	4,354	476	—	4,830	842,562	92,113	—	934,675
Galapagos NV*	417	—	—	417	87,235	—	—	87,235
Genmab A/S*	632	—	—	632	140,548	—	—	140,548
Gilead Sciences, Inc.	130,333	—	—	130,333	8,469,038	—	—	8,469,038
Grifols SA	2,865	—	—	2,865	101,006	—	—	101,006
Incyte Corp.*	1,033	—	—	1,033	90,202	—	—	90,202
PeptiDream, Inc.*	900	—	—	900	46,385	—	—	46,385
Regeneron Pharmaceuticals, Inc.*	446	—	—	446	167,464	—	—	167,464
Vertex Pharmaceuticals, Inc.*	1,455	—	—	1,455	318,572	—	—	318,572

					12,291,330	314,379	—	12,605,709

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Health Care Equipment & Supplies (2.4%)
Abbott Laboratories	9,911	1,000	—	10,911	860,869	86,860	—	947,729
ABIOMED, Inc.*	257	—	—	257	43,842	—	—	43,842
Alcon, Inc.*	3,990	—	—	3,990	225,927	—	—	225,927
Align Technology, Inc.*	405	—	—	405	113,011	—	—	113,011
Asahi Intecc Co. Ltd.	1,900	—	—	1,900	55,957	—	—	55,957
Baxter International, Inc.	2,848	1,000	—	3,848	238,150	83,620	—	321,770
Becton Dickinson and Co.	1,523	—	—	1,523	414,210	—	—	414,210
BioMerieux	398	—	—	398	35,425	—	—	35,425
Boston Scientific Corp.*	7,871	900	—	8,771	355,927	40,698	—	396,625
Carl Zeiss Meditec AG	405	—	—	405	51,653	—	—	51,653
Cochlear Ltd.	555	—	—	555	87,526	—	—	87,526
Coloplast A/S, Class B	1,141	300	—	1,441	141,541	37,215	—	178,756
Cooper Cos., Inc. (The)	287	—	—	287	92,210	—	—	92,210
Danaher Corp.	3,592	1,100	—	4,692	551,300	168,828	—	720,128
Demant A/S*	1,060	—	—	1,060	33,382	—	—	33,382
Dentsply Sirona, Inc.	1,265	—	—	1,265	71,586	—	—	71,586
Edwards Lifesciences Corp.*	1,179	—	—	1,179	275,049	—	—	275,049
Fisher & Paykel Healthcare Corp. Ltd.	5,513	—	—	5,513	82,392	—	—	82,392
Hologic, Inc.*	1,543	—	—	1,543	80,560	—	—	80,560
Hoya Corp.	3,700	500	—	4,200	355,851	48,088	—	403,939
IDEXX Laboratories, Inc.*	480	200	—	680	125,342	52,226	—	177,568
Intuitive Surgical, Inc.*	651	200	—	851	384,839	118,230	—	503,069
Koninklijke Philips NV	8,696	1,319	—	10,015	424,507	64,389	—	488,896
Medtronic plc	7,523	3,000	—	10,523	853,484	340,350	—	1,193,834
Olympus Corp.	11,200	—	—	11,200	174,100	—	—	174,100
ResMed, Inc.	801	—	—	801	124,131	—	—	124,131
Sartorius AG (Preference)(q)	342	—	—	342	73,195	—	—	73,195
Siemens Healthineers AG(m)	1,486	—	—	1,486	71,374	—	—	71,374
Smith & Nephew plc	8,401	—	—	8,401	203,920	—	—	203,920
Sonova Holding AG (Registered)	533	—	—	533	121,987	—	—	121,987
STERIS plc	475	200	—	675	72,400	30,484	—	102,884
Straumann Holding AG (Registered)	99	—	—	99	97,220	—	—	97,220
Stryker Corp.	1,812	900	—	2,712	380,411	188,946	—	569,357
Sysmex Corp.	1,600	—	—	1,600	109,690	—	—	109,690
Teleflex, Inc.	268	—	—	268	100,886	—	—	100,886
Terumo Corp.	6,200	1,000	—	7,200	221,683	35,755	—	257,438

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Varian Medical Systems, Inc.*	489	—	—	489	69,443	—	—	69,443
West Pharmaceutical Services, Inc.	—	200	—	200	—	30,066	—	30,066
Zimmer Biomet Holdings, Inc.	1,145	—	—	1,145	171,384	—	—	171,384

					7,946,364	1,325,755	—	9,272,119

Health Care Providers & Services (2.0%)
Alfresa Holdings Corp.	1,900	—	—	1,900	38,960	—	—	38,960
AmerisourceBergen Corp.	848	300	—	1,148	72,097	25,506	—	97,603
Anthem, Inc.	1,412	200	—	1,612	426,466	60,406	—	486,872
Cardinal Health, Inc.	44,755	—	—	44,755	2,263,708	—	—	2,263,708
Centene Corp.*	2,307	—	—	2,307	145,041	—	—	145,041
Cigna Corp.	2,083	—	—	2,083	425,953	—	—	425,953
CVS Health Corp.	7,316	—	—	7,316	543,506	—	—	543,506
DaVita, Inc.*	504	—	—	504	37,815	—	—	37,815
Fresenius Medical Care AG & Co. KGaA	2,046	—	—	2,046	151,378	—	—	151,378
Fresenius SE & Co. KGaA	4,014	—	—	4,014	225,936	—	—	225,936
HCA Healthcare, Inc.	1,484	400	—	1,884	219,350	59,124	—	278,474
Henry Schein, Inc.*	790	500	—	1,290	52,709	33,360	—	86,069
Humana, Inc.	754	—	—	754	276,356	—	—	276,356
Laboratory Corp. of America Holdings*	545	—	—	545	92,198	—	—	92,198
McKesson Corp.	998	—	—	998	138,043	—	—	138,043
Medipal Holdings Corp.	1,800	—	—	1,800	39,974	—	—	39,974
NMC Health plc	942	—	—	942	22,048	—	—	22,048
Quest Diagnostics, Inc.	776	300	—	1,076	82,869	32,037	—	114,906
Ramsay Health Care Ltd.	1,448	—	—	1,448	73,700	—	—	73,700
Ryman Healthcare Ltd.	3,842	—	—	3,842	42,236	—	—	42,236
Sonic Healthcare Ltd.	4,326	—	—	4,326	87,278	—	—	87,278
Suzuken Co. Ltd.	660	—	—	660	27,122	—	—	27,122
UnitedHealth Group, Inc.	5,306	900	—	6,206	1,559,858	264,582	—	1,824,440
Universal Health Services, Inc., Class B	445	—	—	445	63,840	—	—	63,840
WellCare Health Plans, Inc.*	290	—	—	290	95,761	—	—	95,761

					7,204,202	475,015	—	7,679,217

Health Care Technology (0.1%)
Cerner Corp.	1,759	—	—	1,759	129,093	—	—	129,093
M3, Inc.	4,300	—	—	4,300	130,795	—	—	130,795

					259,888	—	—	259,888

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Life Sciences Tools & Services (0.6%)
Agilent Technologies, Inc.	1,721	700	—	2,421	146,818	59,717	—	206,535
Eurofins Scientific SE(x)	113	—	—	113	62,641	—	—	62,641
Illumina, Inc.*	820	—	—	820	272,027	—	—	272,027
IQVIA Holdings, Inc.*	1,016	—	—	1,016	156,982	—	—	156,982
Lonza Group AG (Registered)*	715	—	—	715	260,940	—	—	260,940
Mettler-Toledo International, Inc.*	137	100	—	237	108,679	79,328	—	188,007
PerkinElmer, Inc.	596	—	—	596	57,872	—	—	57,872
QIAGEN NV*	2,180	—	—	2,180	74,484	—	—	74,484
Sartorius Stedim Biotech	266	—	—	266	44,070	—	—	44,070
Thermo Fisher Scientific, Inc.	2,248	300	—	2,548	730,308	97,461	—	827,769
Waters Corp.*	352	200	—	552	82,245	46,730	—	128,975

					1,997,066	283,236	—	2,280,302

Pharmaceuticals (19.1%)
Allergan plc	55,667	—	—	55,667	10,641,861	—	—	10,641,861
Astellas Pharma, Inc.	18,100	3,900	—	22,000	311,509	67,121	—	378,630
AstraZeneca plc	12,601	—	—	12,601	1,269,706	—	—	1,269,706
Bayer AG (Registered)	98,236	—	—	98,236	8,023,030	—	—	8,023,030
Bristol-Myers Squibb Co.	13,149	—	—	13,149	844,034	—	—	844,034
Chugai Pharmaceutical Co. Ltd.	2,200	300	—	2,500	204,096	27,831	—	231,927
Daiichi Sankyo Co. Ltd.	5,400	—	—	5,400	359,221	—	—	359,221
Eisai Co. Ltd.	2,400	—	—	2,400	181,212	—	—	181,212
Eli Lilly & Co.	4,739	1,300	—	6,039	622,847	170,859	—	793,706
GlaxoSmithKline plc	47,918	2,800	—	50,718	1,129,170	65,981	—	1,195,151
H Lundbeck A/S	649	—	—	649	24,784	—	—	24,784
Hisamitsu Pharmaceutical Co., Inc.	500	—	—	500	24,619	—	—	24,619
Ipsen SA	363	—	—	363	32,167	—	—	32,167
Johnson & Johnson	14,753	1,500	—	16,253	2,152,020	218,805	—	2,370,825
Kyowa Kirin Co. Ltd.	2,300	—	—	2,300	54,465	—	—	54,465
Merck & Co., Inc.	14,233	3,600	—	17,833	1,294,491	327,420	—	1,621,911
Merck KGaA	32,421	300	—	32,721	3,831,225	35,451	—	3,866,676
Mitsubishi Tanabe Pharma Corp.	2,200	—	—	2,200	40,657	—	—	40,657
Mylan NV*	2,915	—	—	2,915	58,592	—	—	58,592
Nippon Shinyaku Co. Ltd.	400	—	—	400	34,863	—	—	34,863
Novartis AG (Registered)	67,660	834	—	68,494	6,424,834	79,195	—	6,504,029
Novo Nordisk A/S, Class B	16,997	2,691	—	19,688	986,496	156,184	—	1,142,680
Ono Pharmaceutical Co. Ltd.	3,700	—	—	3,700	85,200	—	—	85,200

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Orion OYJ, Class B	1,003	—	—	1,003	46,431	—	—	46,431
Otsuka Holdings Co. Ltd.	3,800	500	—	4,300	170,774	22,470	—	193,244
Perrigo Co. plc	744	—	—	744	38,435	—	—	38,435
Pfizer, Inc.	30,995	7,900	—	38,895	1,214,384	309,522	—	1,523,906
Recordati SpA	1,004	—	—	1,004	42,311	—	—	42,311
Roche Holding AG	30,404	590	—	30,994	9,864,493	191,424	—	10,055,917
Sanofi	86,859	—	—	86,859	8,731,653	—	—	8,731,653
Santen Pharmaceutical Co. Ltd.	3,500	—	—	3,500	67,194	—	—	67,194
Shionogi & Co. Ltd.	2,600	500	—	3,100	161,927	31,140	—	193,067
Sumitomo Dainippon Pharma Co. Ltd.	1,500	—	—	1,500	29,405	—	—	29,405
Taisho Pharmaceutical Holdings Co. Ltd.	300	—	—	300	22,392	—	—	22,392
Takeda Pharmaceutical Co. Ltd.	208,102	—	—	208,102	8,296,883	—	—	8,296,883
Teva Pharmaceutical Industries Ltd. (ADR)*	218,447	—	—	218,447	2,140,781	—	—	2,140,781
UCB SA	1,214	—	—	1,214	96,548	—	—	96,548
Vifor Pharma AG	437	—	—	437	79,765	—	—	79,765
Zoetis, Inc.	2,664	1,200	—	3,864	352,580	158,820	—	511,400

					69,987,055	1,862,223	—	71,849,278

Total Health Care					99,685,905	4,260,608	—	103,946,513

Industrials (16.7%)
Aerospace & Defense (1.8%)
Airbus SE	5,606	477	—	6,083	820,491	69,813	—	890,304
Arconic, Inc.	2,144	—	—	2,144	65,971	—	—	65,971
BAE Systems plc	30,775	—	—	30,775	230,238	—	—	230,238
Boeing Co. (The)	2,996	—	—	2,996	975,977	—	—	975,977
CAE, Inc.	—	1,500	—	1,500	—	39,714	—	39,714
Dassault Aviation SA	25	—	—	25	32,810	—	—	32,810
Elbit Systems Ltd.	227	—	—	227	35,339	—	—	35,339
General Dynamics Corp.	1,330	600	—	1,930	234,545	105,810	—	340,355
HEICO Corp.	—	200	—	200	—	22,830	—	22,830
Huntington Ingalls Industries, Inc.	241	—	—	241	60,462	—	—	60,462
L3Harris Technologies, Inc.	1,223	400	—	1,623	241,995	79,148	—	321,143
Leonardo SpA	3,887	—	—	3,887	45,563	—	—	45,563
Lockheed Martin Corp.	1,398	500	—	1,898	544,353	194,690	—	739,043
Meggitt plc	7,463	—	—	7,463	64,928	—	—	64,928
MTU Aero Engines AG	499	150	—	649	142,507	42,838	—	185,345
Northrop Grumman Corp.	878	500	—	1,378	302,006	171,985	—	473,991
Raytheon Co.	1,554	—	—	1,554	341,476	—	—	341,476
Rolls-Royce Holdings plc (Preference)®(q)*	—	—	—	—	—	—	—	—
Rolls-Royce Holdings plc*	16,599	—	—	16,599	150,215	—	—	150,215

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Safran SA	3,144	—	—	3,144	485,440	—	—	485,440
Singapore Technologies Engineering Ltd.	15,000	—	—	15,000	43,942	—	—	43,942
Textron, Inc.	1,213	—	—	1,213	54,100	—	—	54,100
Thales SA	1,024	—	—	1,024	106,270	—	—	106,270
TransDigm Group, Inc.	277	—	—	277	155,120	—	—	155,120
United Technologies Corp.	4,555	600	—	5,155	682,157	89,856	—	772,013

					5,815,905	816,684	—	6,632,589

Air Freight & Logistics (1.4%)
Bollore SA	8,577	—	—	8,577	37,425	—	—	37,425
CH Robinson Worldwide, Inc.	772	—	—	772	60,370	—	—	60,370
Deutsche Post AG (Registered)	9,502	800	—	10,302	362,492	30,519	—	393,011
DSV Panalpina A/S	2,088	—	—	2,088	240,649	—	—	240,649
Expeditors International of Washington, Inc.	987	1,100	—	2,087	77,006	85,822	—	162,828
FedEx Corp.	1,339	—	—	1,339	202,470	—	—	202,470
SG Holdings Co. Ltd.	1,400	—	—	1,400	31,697	—	—	31,697
United Parcel Service, Inc., Class B	34,843	1,100	—	35,943	4,078,721	128,766	—	4,207,487
Yamato Holdings Co. Ltd.	3,100	—	—	3,100	53,267	—	—	53,267

					5,144,097	245,107	—	5,389,204

Airlines (0.2%)
Alaska Air Group, Inc.	682	—	—	682	46,206	—	—	46,206
American Airlines Group, Inc.	2,137	—	—	2,137	61,289	—	—	61,289
ANA Holdings, Inc.	1,100	—	—	1,100	36,871	—	—	36,871
Delta Air Lines, Inc.	3,228	—	—	3,228	188,773	—	—	188,773
Deutsche Lufthansa AG (Registered)	2,282	—	—	2,282	42,005	—	—	42,005
easyJet plc	1,526	—	—	1,526	28,794	—	—	28,794
Japan Airlines Co. Ltd.	1,130	—	—	1,130	35,328	—	—	35,328
Qantas Airways Ltd.	7,017	—	—	7,017	35,011	—	—	35,011
Singapore Airlines Ltd.	5,100	—	—	5,100	34,279	—	—	34,279
Southwest Airlines Co.	2,617	—	—	2,617	141,266	—	—	141,266
United Airlines Holdings, Inc.*	1,231	—	—	1,231	108,439	—	—	108,439

					758,261	—	—	758,261

Building Products (1.3%)
AGC, Inc.	1,800	—	—	1,800	65,105	—	—	65,105
Allegion plc	500	300	—	800	62,270	37,362	—	99,632
AO Smith Corp.	722	—	—	722	34,396	—	—	34,396
Assa Abloy AB, Class B	9,628	1,600	—	11,228	225,118	37,410	—	262,528
Cie de Saint-Gobain	75,806	—	—	75,806	3,103,653	—	—	3,103,653

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Daikin Industries Ltd.	2,400	500	—	2,900	341,264	71,097	—	412,361
Fortune Brands Home & Security, Inc.	780	—	—	780	50,965	—	—	50,965
Geberit AG (Registered)	356	150	—	506	199,813	84,191	—	284,004
Johnson Controls International plc	4,321	1,900	—	6,221	175,908	77,349	—	253,257
Kingspan Group plc	1,476	—	—	1,476	90,149	—	—	90,149
Lennox International, Inc.	—	100	—	100	—	24,397	—	24,397
LIXIL Group Corp.	2,600	—	—	2,600	45,202	—	—	45,202
Masco Corp.	1,586	700	—	2,286	76,112	33,593	—	109,705
TOTO Ltd.	1,400	—	—	1,400	59,785	—	—	59,785

					4,529,740	365,399	—	4,895,139

Commercial Services & Supplies (0.5%)
Brambles Ltd.	15,199	—	—	15,199	125,004	—	—	125,004
Cintas Corp.	474	200	—	674	127,544	53,816	—	181,360
Copart, Inc.*	1,169	500	—	1,669	106,309	45,470	—	151,779
Dai Nippon Printing Co. Ltd.	2,300	—	—	2,300	62,657	—	—	62,657
Edenred	2,336	—	—	2,336	120,796	—	—	120,796
G4S plc	15,107	—	—	15,107	43,623	—	—	43,623
ISS A/S	1,516	—	—	1,516	36,376	—	—	36,376
Park24 Co. Ltd.(x)	1,100	—	—	1,100	27,020	—	—	27,020
Rentokil Initial plc	17,764	—	—	17,764	106,592	—	—	106,592
Republic Services, Inc.	1,181	500	—	1,681	105,853	44,815	—	150,668
Rollins, Inc.	764	—	—	764	25,334	—	—	25,334
Secom Co. Ltd.	2,000	800	—	2,800	179,964	71,986	—	251,950
Securitas AB, Class B	3,008	—	—	3,008	51,850	—	—	51,850
Sohgo Security Services Co. Ltd.	700	600	—	1,300	38,139	32,690	—	70,829
Toppan Printing Co. Ltd.	2,500	—	—	2,500	52,023	—	—	52,023
Waste Management, Inc.	2,177	1,000	—	3,177	248,091	113,960	—	362,051

					1,457,175	362,737	—	1,819,912

Construction & Engineering (0.5%)
ACS Actividades de Construccion y Servicios SA	2,515	—	—	2,515	100,571	—	—	100,571
Bouygues SA	2,143	—	—	2,143	91,056	—	—	91,056
CIMIC Group Ltd.	913	—	—	913	21,233	—	—	21,233
Eiffage SA	753	—	—	753	86,153	—	—	86,153
Ferrovial SA	4,722	—	—	4,722	142,851	—	—	142,851
HOCHTIEF AG	249	210	—	459	31,757	26,783	—	58,540
Jacobs Engineering Group, Inc.	788	—	—	788	70,786	—	—	70,786
JGC Holdings Corp.	2,200	—	—	2,200	35,535	—	—	35,535
Kajima Corp.	4,300	—	—	4,300	57,700	—	—	57,700
Obayashi Corp.	6,200	5,100	—	11,300	69,444	57,123	—	126,567
Quanta Services, Inc.	781	—	—	781	31,795	—	—	31,795

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Shimizu Corp.	5,700	3,200	—	8,900	58,545	32,867	—	91,412
Skanska AB, Class B	3,267	—	—	3,267	73,841	—	—	73,841
Taisei Corp.	2,000	800	—	2,800	83,659	33,464	—	117,123
Vinci SA	4,906	600	—	5,506	544,803	66,629	—	611,432
WSP Global, Inc.	—	600	—	600	—	40,970	—	40,970

					1,499,729	257,836	—	1,757,565

Electrical Equipment (0.8%)
ABB Ltd. (Registered)	17,703	—	—	17,703	427,484	—	—	427,484
AMETEK, Inc.	1,274	—	—	1,274	127,069	—	—	127,069
Eaton Corp. plc	2,295	400	—	2,695	217,382	37,888	—	255,270
Emerson Electric Co.	3,431	—	—	3,431	261,648	—	—	261,648
Fuji Electric Co. Ltd.	1,200	—	—	1,200	36,943	—	—	36,943
Legrand SA	2,563	300	—	2,863	208,834	24,444	—	233,278
Melrose Industries plc	46,667	—	—	46,667	148,418	—	—	148,418
Mitsubishi Electric Corp.	17,500	—	—	17,500	241,349	—	—	241,349
Nidec Corp.	2,100	—	—	2,100	290,005	—	—	290,005
Prysmian SpA	2,471	—	—	2,471	59,564	—	—	59,564
Rockwell Automation, Inc.	653	200	—	853	132,344	40,534	—	172,878
Schneider Electric SE	5,311	400	—	5,711	545,097	41,054	—	586,151
Siemens Gamesa Renewable Energy SA(x)	2,250	—	—	2,250	39,460	—	—	39,460
Vestas Wind Systems A/S	1,815	—	—	1,815	183,411	—	—	183,411

					2,919,008	143,920	—	3,062,928

Industrial Conglomerates (4.6%)
3M Co.	3,236	900	—	4,136	570,895	158,778	—	729,673
CK Hutchison Holdings Ltd.	755,924	—	—	755,924	7,207,776	—	—	7,207,776
DCC plc	951	—	—	951	82,434	—	—	82,434
General Electric Co.	49,084	—	—	49,084	547,778	—	—	547,778
Honeywell International, Inc.	3,988	900	—	4,888	705,876	159,300	—	865,176
Jardine Matheson Holdings Ltd.	2,100	—	—	2,100	114,660	—	—	114,660
Jardine Strategic Holdings Ltd.	2,100	—	—	2,100	63,525	—	—	63,525
Keihan Holdings Co. Ltd.	899	—	—	899	43,852	—	—	43,852
Keppel Corp. Ltd.	14,000	—	—	14,000	70,471	—	—	70,471
NWS Holdings Ltd.	15,730	—	—	15,730	22,044	—	—	22,044
Roper Technologies, Inc.	580	200	—	780	205,453	70,846	—	276,299
Sembcorp Industries Ltd.	9,800	—	—	9,800	16,686	—	—	16,686
Siemens AG (Registered)	53,423	720	—	54,143	6,983,610	94,121	—	7,077,731
Smiths Group plc	3,805	—	—	3,805	85,027	—	—	85,027
Toshiba Corp.	4,800	—	—	4,800	163,674	—	—	163,674

					16,883,761	483,045	—	17,366,806

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Machinery (1.9%)
Alfa Laval AB	3,022	—	—	3,022	76,112	—	—	76,112
Alstom SA	1,831	—	—	1,831	86,733	—	—	86,733
Amada Holdings Co. Ltd.	3,200	—	—	3,200	36,814	—	—	36,814
ANDRITZ AG	706	—	—	706	30,410	—	—	30,410
Atlas Copco AB, Class A	6,450	1,800	—	8,250	257,274	71,797	—	329,071
Atlas Copco AB, Class B	3,748	—	—	3,748	130,131	—	—	130,131
Caterpillar, Inc.	3,095	600	—	3,695	457,070	88,608	—	545,678
CNH Industrial NV	9,732	—	—	9,732	106,871	—	—	106,871
Cummins, Inc.	855	400	—	1,255	153,011	71,584	—	224,595
Daifuku Co. Ltd.	1,000	—	—	1,000	61,295	—	—	61,295
Deere & Co.	1,756	—	—	1,756	304,245	—	—	304,245
Dover Corp.	838	—	—	838	96,588	—	—	96,588
Epiroc AB, Class A	6,330	—	—	6,330	77,280	—	—	77,280
Epiroc AB, Class B	3,746	—	—	3,746	44,414	—	—	44,414
FANUC Corp.	1,800	—	—	1,800	336,791	—	—	336,791
Flowserve Corp.	791	—	—	791	39,368	—	—	39,368
Fortive Corp.	1,647	—	—	1,647	125,814	—	—	125,814
GEA Group AG	1,474	—	—	1,474	48,742	—	—	48,742
Hino Motors Ltd.	2,800	—	—	2,800	29,944	—	—	29,944
Hitachi Construction Machinery Co. Ltd.	1,000	—	—	1,000	30,233	—	—	30,233
Hoshizaki Corp.	500	—	—	500	44,821	—	—	44,821
IDEX Corp.	438	200	—	638	75,336	34,400	—	109,736
IHI Corp.	1,400	—	—	1,400	33,165	—	—	33,165
Illinois Tool Works, Inc.	1,642	600	—	2,242	294,952	107,778	—	402,730
Ingersoll-Rand plc	1,348	900	—	2,248	179,176	119,628	—	298,804
JTEKT Corp.	2,000	—	—	2,000	23,947	—	—	23,947
Kawasaki Heavy Industries Ltd.	1,400	—	—	1,400	31,027	—	—	31,027
KION Group AG	637	—	—	637	43,986	—	—	43,986
Knorr-Bremse AG	486	—	—	486	49,472	—	—	49,472
Komatsu Ltd.	8,900	—	—	8,900	216,408	—	—	216,408
Kone OYJ, Class B	3,265	1,000	—	4,265	213,442	65,373	—	278,815
Kubota Corp.	10,100	—	—	10,100	160,440	—	—	160,440
Kurita Water Industries Ltd.	900	—	—	900	26,961	—	—	26,961
Makita Corp.	2,100	—	—	2,100	73,637	—	—	73,637
Metso OYJ	1,011	—	—	1,011	39,895	—	—	39,895
Minebea Mitsumi, Inc.	3,500	—	—	3,500	73,347	—	—	73,347
MISUMI Group, Inc.	2,700	—	—	2,700	67,640	—	—	67,640
Mitsubishi Heavy Industries Ltd.	3,000	—	—	3,000	117,289	—	—	117,289
Nabtesco Corp.	1,100	—	—	1,100	33,054	—	—	33,054
NGK Insulators Ltd.	2,500	—	—	2,500	43,808	—	—	43,808
NSK Ltd.	3,400	—	—	3,400	32,575	—	—	32,575
PACCAR, Inc.	1,932	—	—	1,932	152,821	—	—	152,821
Parker-Hannifin Corp.	717	—	—	717	147,573	—	—	147,573
Pentair plc	879	—	—	879	40,320	—	—	40,320
Sandvik AB	10,844	2,000	—	12,844	211,465	39,001	—	250,466
Schindler Holding AG	391	120	—	511	99,467	30,527	—	129,994

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Schindler Holding AG (Registered)	193	—	—	193	47,303	—	—	47,303
SKF AB, Class B	3,654	—	—	3,654	73,889	—	—	73,889
SMC Corp.	600	—	—	600	277,705	—	—	277,705
Snap-on, Inc.	325	—	—	325	55,055	—	—	55,055
Spirax-Sarco Engineering plc	707	—	—	707	83,254	—	—	83,254
Stanley Black & Decker, Inc.	846	—	—	846	140,216	—	—	140,216
Sumitomo Heavy Industries Ltd.	1,100	—	—	1,100	31,687	—	—	31,687
Techtronic Industries Co. Ltd.	13,000	—	—	13,000	106,021	—	—	106,021
THK Co. Ltd.	1,200	—	—	1,200	32,779	—	—	32,779
Volvo AB, Class B	14,274	—	—	14,274	239,110	—	—	239,110
Wartsila OYJ Abp	4,263	—	—	4,263	47,101	—	—	47,101
Weir Group plc (The)	2,494	—	—	2,494	49,867	—	—	49,867
Westinghouse Air Brake Technologies Corp.	1,003	—	—	1,003	78,033	—	—	78,033
Xylem, Inc.	1,040	—	—	1,040	81,942	—	—	81,942
Yangzijiang Shipbuilding Holdings Ltd.	23,335	—	—	23,335	19,432	—	—	19,432

					6,418,558	628,696	—	7,047,254

Marine (1.1%)
AP Moller — Maersk A/S, Class A	36	—	—	36	48,797	—	—	48,797
AP Moller — Maersk A/S, Class B	2,704	—	—	2,704	3,899,823	—	—	3,899,823
Kuehne + Nagel International AG (Registered)	519	450	—	969	87,519	75,884	—	163,403
Mitsui OSK Lines Ltd.	1,199	—	—	1,199	33,380	—	—	33,380
Nippon Yusen KK	1,500	—	—	1,500	27,348	—	—	27,348

					4,096,867	75,884	—	4,172,751

Professional Services (0.8%)
Adecco Group AG (Registered)	1,491	—	—	1,491	94,316	—	—	94,316
Bureau Veritas SA	2,816	—	—	2,816	73,471	—	—	73,471
CoStar Group, Inc.*	—	100	—	100	—	59,830	—	59,830
Equifax, Inc.	701	—	—	701	98,224	—	—	98,224
Experian plc	8,752	1,000	—	9,752	295,851	33,804	—	329,655
IHS Markit Ltd.*	2,238	1,200	—	3,438	168,633	90,420	—	259,053
Intertek Group plc	1,550	—	—	1,550	120,149	—	—	120,149
Nielsen Holdings plc	2,061	—	—	2,061	41,838	—	—	41,838
Persol Holdings Co. Ltd.	1,700	—	—	1,700	32,090	—	—	32,090
Randstad NV	1,144	400	—	1,544	69,859	24,426	—	94,285
Recruit Holdings Co. Ltd.	13,000	1,000	—	14,000	490,424	37,725	—	528,149
RELX plc (London Stock Exchange)	8,178	—	—	8,178	206,415	—	—	206,415
RELX plc (Turquoise Stock Exchange)	10,495	—	—	10,495	264,405	—	—	264,405

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Robert Half International, Inc.	680	—	—	680	42,942	—	—	42,942
SEEK Ltd.	3,220	—	—	3,220	50,955	—	—	50,955
SGS SA (Registered)	51	—	—	51	139,699	—	—	139,699
Teleperformance	563	—	—	563	137,292	—	—	137,292
TransUnion	—	400	—	400	—	34,244	—	34,244
Verisk Analytics, Inc.	912	500	—	1,412	136,198	74,670	—	210,868
Wolters Kluwer NV	2,687	1,200	—	3,887	195,971	87,519	—	283,490

					2,658,732	442,638	—	3,101,370

Road & Rail (0.9%)
Aurizon Holdings Ltd.	20,020	—	—	20,020	73,477	—	—	73,477
Canadian National Railway Co.	—	1,200	—	1,200	—	108,555	—	108,555
Central Japan Railway Co.	1,300	200	—	1,500	263,218	40,495	—	303,713
ComfortDelGro Corp. Ltd.	21,000	—	—	21,000	37,161	—	—	37,161
CSX Corp.	4,355	—	—	4,355	315,128	—	—	315,128
East Japan Railway Co.	2,897	600	—	3,497	262,838	54,437	—	317,275
Hankyu Hanshin Holdings, Inc.	2,200	—	—	2,200	94,759	—	—	94,759
JB Hunt Transport Services, Inc.	467	—	—	467	54,536	—	—	54,536
Kansas City Southern	561	—	—	561	85,923	—	—	85,923
Keikyu Corp.	2,199	—	—	2,199	42,703	—	—	42,703
Keio Corp.	1,000	—	—	1,000	60,835	—	—	60,835
Keisei Electric Railway Co. Ltd.	1,200	—	—	1,200	46,827	—	—	46,827
Kintetsu Group Holdings Co. Ltd.	1,700	1,000	—	2,700	92,623	54,484	—	147,107
Kyushu Railway Co.	1,600	—	—	1,600	53,748	—	—	53,748
MTR Corp. Ltd.	15,000	—	—	15,000	88,645	—	—	88,645
Nagoya Railroad Co. Ltd.(x)	1,800	—	—	1,800	56,159	—	—	56,159
Nippon Express Co. Ltd.	800	—	—	800	47,269	—	—	47,269
Norfolk Southern Corp.	1,445	—	—	1,445	280,518	—	—	280,518
Odakyu Electric Railway Co. Ltd.	2,800	2,000	—	4,800	65,738	46,956	—	112,694
Old Dominion Freight Line, Inc.	357	—	—	357	67,752	—	—	67,752
Seibu Holdings, Inc.	1,900	—	—	1,900	31,388	—	—	31,388
Tobu Railway Co. Ltd.	1,900	—	—	1,900	69,159	—	—	69,159
Tokyu Corp.	4,800	2,000	—	6,800	89,192	37,164	—	126,356
Union Pacific Corp.	3,888	300	—	4,188	702,912	54,237	—	757,149
West Japan Railway Co.	1,600	—	—	1,600	139,024	—	—	139,024

					3,121,532	396,328	—	3,517,860

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Trading Companies & Distributors (0.7%)
AerCap Holdings NV*	1,181	—	—	1,181	72,596	—	—	72,596
Ashtead Group plc	4,430	—	—	4,430	141,653	—	—	141,653
Brenntag AG	1,484	—	—	1,484	80,700	—	—	80,700
Bunzl plc	3,235	—	—	3,235	88,487	—	—	88,487
Fastenal Co.	3,194	1,600	—	4,794	118,018	59,120	—	177,138
Ferguson plc	2,200	568	—	2,768	199,617	51,538	—	251,155
ITOCHU Corp.	12,900	2,500	—	15,400	300,907	58,315	—	359,222
Marubeni Corp.	15,000	—	—	15,000	111,905	—	—	111,905
Mitsubishi Corp.	13,000	1,100	—	14,100	346,970	29,359	—	376,329
Mitsui & Co. Ltd.	15,900	1,700	—	17,600	284,767	30,447	—	315,214
MonotaRO Co. Ltd.	1,300	—	—	1,300	34,972	—	—	34,972
Sumitomo Corp.	11,400	2,200	—	13,600	170,389	32,882	—	203,271
Toyota Tsusho Corp.	2,000	1,700	—	3,700	71,051	60,393	—	131,444
United Rentals, Inc.*	419	—	—	419	69,877	—	—	69,877
WW Grainger, Inc.	245	100	—	345	82,937	33,852	—	116,789

					2,174,846	355,906	—	2,530,752

Transportation Infrastructure (0.2%)
Aena SME SA(m)	648	260	—	908	123,930	49,725	—	173,655
Aeroports de Paris	286	—	—	286	56,494	—	—	56,494
Atlantia SpA	4,759	—	—	4,759	110,981	—	—	110,981
Auckland International Airport Ltd.	9,308	—	—	9,308	54,829	—	—	54,829
Fraport AG Frankfurt Airport Services Worldwide	426	—	—	426	36,211	—	—	36,211
Getlink SE	4,226	—	—	4,226	73,522	—	—	73,522
Japan Airport Terminal Co. Ltd.	500	—	—	500	28,024	—	—	28,024
Kamigumi Co. Ltd.	1,100	—	—	1,100	24,287	—	—	24,287
SATS Ltd.	6,500	—	—	6,500	24,454	—	—	24,454
Sydney Airport	10,631	—	—	10,631	64,606	—	—	64,606
Transurban Group	26,044	—	—	26,044	272,501	—	—	272,501

					869,839	49,725	—	919,564

Total Industrials					58,348,050	4,623,905	—	62,971,955

Information Technology (18.7%)
Communications Equipment (0.7%)
Arista Networks, Inc.*	299	—	—	299	60,817	—	—	60,817
Cisco Systems, Inc.	23,778	3,797	—	27,575	1,140,393	182,104	—	1,322,497
CommScope Holding Co., Inc.*	26,207	—	—	26,207	371,877	—	—	371,877
F5 Networks, Inc.*	358	—	—	358	49,995	—	—	49,995
Juniper Networks, Inc.	1,876	—	—	1,876	46,206	—	—	46,206
Motorola Solutions, Inc.	960	—	—	960	154,694	—	—	154,694
Nokia OYJ	54,137	—	—	54,137	200,151	—	—	200,151

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Telefonaktiebolaget LM Ericsson, Class B	29,512	—	—	29,512	256,984	—	—	256,984

					2,281,117	182,104	—	2,463,221

Electronic Equipment, Instruments & Components (1.9%)
Alps Alpine Co. Ltd.	2,000	—	—	2,000	45,870	—	—	45,870
Amphenol Corp., Class A	1,659	800	—	2,459	179,554	86,584	—	266,138
CDW Corp.	807	400	—	1,207	115,272	57,136	—	172,408
Corning, Inc.	4,356	—	—	4,356	126,803	—	—	126,803
FLIR Systems, Inc.	777	—	—	777	40,458	—	—	40,458
Halma plc	3,647	—	—	3,647	102,220	—	—	102,220
Hamamatsu Photonics KK	1,300	—	—	1,300	53,780	—	—	53,780
Hexagon AB, Class B	2,522	—	—	2,522	141,363	—	—	141,363
Hirose Electric Co. Ltd.	330	—	—	330	42,611	—	—	42,611
Hitachi High-Technologies Corp.	600	—	—	600	42,741	—	—	42,741
Hitachi Ltd.	9,280	600	—	9,880	395,097	25,545	—	420,642
Ingenico Group SA	581	—	—	581	63,085	—	—	63,085
IPG Photonics Corp.*	185	—	—	185	26,810	—	—	26,810
Keyence Corp.	1,760	200	—	1,960	623,463	70,848	—	694,311
Keysight Technologies, Inc.*	1,046	—	—	1,046	107,351	—	—	107,351
Kyocera Corp.	53,500	—	—	53,500	3,683,034	—	—	3,683,034
Murata Manufacturing Co. Ltd.	5,500	—	—	5,500	341,475	—	—	341,475
Omron Corp.	1,800	—	—	1,800	106,355	—	—	106,355
Shimadzu Corp.	2,100	—	—	2,100	66,486	—	—	66,486
TDK Corp.	1,200	—	—	1,200	136,837	—	—	136,837
TE Connectivity Ltd.	1,874	—	—	1,874	179,604	—	—	179,604
Venture Corp. Ltd.	2,600	—	—	2,600	31,317	—	—	31,317
Yaskawa Electric Corp.	2,300	—	—	2,300	88,270	—	—	88,270
Yokogawa Electric Corp.	2,200	—	—	2,200	39,058	—	—	39,058
Zebra Technologies Corp., Class A*	302	—	—	302	77,143	—	—	77,143

					6,856,057	240,113	—	7,096,170

IT Services (3.0%)
Accenture plc, Class A	3,554	1,300	—	4,854	748,366	273,741	—	1,022,107
Adyen NV*(m)	102	—	—	102	83,636	—	—	83,636
Akamai Technologies, Inc.*	920	—	—	920	79,470	—	—	79,470
Alliance Data Systems Corp.	223	—	—	223	25,021	—	—	25,021
Amadeus IT Group SA	4,143	600	—	4,743	338,316	48,996	—	387,312
Atos SE	944	—	—	944	78,696	—	—	78,696
Automatic Data Processing, Inc.	2,421	1,300	—	3,721	412,780	221,650	—	634,430

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Broadridge Financial Solutions, Inc.	636	300	—	936	78,571	37,062	—	115,633
Capgemini SE	1,527	—	—	1,527	186,528	—	—	186,528
CGI, Inc.*	—	1,300	—	1,300	—	108,791	—	108,791
Cognizant Technology Solutions Corp., Class A	3,081	1,000	—	4,081	191,084	62,020	—	253,104
Computershare Ltd.	4,873	—	—	4,873	57,381	—	—	57,381
DXC Technology Co.	1,435	—	—	1,435	53,942	—	—	53,942
Fidelity National Information Services, Inc.	3,455	—	—	3,455	480,556	—	—	480,556
Fiserv, Inc.*	3,223	—	—	3,223	372,675	—	—	372,675
FleetCor Technologies, Inc.*	483	—	—	483	138,969	—	—	138,969
Fujitsu Ltd.	1,900	—	—	1,900	179,587	—	—	179,587
Gartner, Inc.*	493	—	—	493	75,971	—	—	75,971
Global Payments, Inc.	1,697	—	—	1,697	309,804	—	—	309,804
GMO Payment Gateway, Inc.	400	—	—	400	27,537	—	—	27,537
International Business Machines Corp.	4,976	—	—	4,976	666,983	—	—	666,983
Itochu Techno-Solutions Corp.	1,000	—	—	1,000	28,301	—	—	28,301
Jack Henry & Associates, Inc.	439	300	—	739	63,949	43,701	—	107,650
Leidos Holdings, Inc.	736	—	—	736	72,047	—	—	72,047
Mastercard, Inc., Class A	4,964	800	—	5,764	1,482,201	238,872	—	1,721,073
NEC Corp.	2,400	—	—	2,400	99,839	—	—	99,839
Nomura Research Institute Ltd.	3,245	—	—	3,245	69,825	—	—	69,825
NTT Data Corp.	6,100	2,300	—	8,400	82,359	31,053	—	113,412
Obic Co. Ltd.	600	—	—	600	81,506	—	—	81,506
Otsuka Corp.	1,000	—	—	1,000	40,265	—	—	40,265
Paychex, Inc.	1,784	1,100	—	2,884	151,747	93,566	—	245,313
PayPal Holdings, Inc.*	6,605	598	—	7,203	714,463	64,686	—	779,149
VeriSign, Inc.*	581	—	—	581	111,947	—	—	111,947
Visa, Inc., Class A	9,588	1,900	—	11,488	1,801,585	357,010	—	2,158,595
Western Union Co. (The)(x)	2,321	—	—	2,321	62,156	—	—	62,156
Wirecard AG	1,128	—	—	1,128	136,017	—	—	136,017
Wix.com Ltd.*	454	—	—	454	55,561	—	—	55,561
Worldline SA*(m)	858	—	—	858	60,777	—	—	60,777

					9,700,418	1,581,148	—	11,281,566

Semiconductors & Semiconductor Equipment (3.4%)
Advanced Micro Devices, Inc.*	6,237	—	—	6,237	286,029	—	—	286,029
Advantest Corp.	1,900	—	—	1,900	107,717	—	—	107,717
Analog Devices, Inc.	2,061	—	—	2,061	244,929	—	—	244,929
Applied Materials, Inc.	5,153	—	—	5,153	314,539	—	—	314,539

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
ASM Pacific Technology Ltd.	2,900	—	—	2,900	40,231	—	—	40,231
ASML Holding NV	4,089	459	—	4,548	1,209,495	135,769	—	1,345,264
Broadcom, Inc.	2,221	—	—	2,221	701,880	—	—	701,880
Disco Corp.	300	—	—	300	71,511	—	—	71,511
Infineon Technologies AG	12,009	—	—	12,009	273,586	—	—	273,586
Intel Corp.	24,363	3,700	—	28,063	1,458,126	221,445	—	1,679,571
KLA Corp.	888	—	—	888	158,215	—	—	158,215
Lam Research Corp.	822	—	—	822	240,353	—	—	240,353
Maxim Integrated Products, Inc.	1,502	—	—	1,502	92,388	—	—	92,388
Microchip Technology, Inc.	1,328	—	—	1,328	139,068	—	—	139,068
Micron Technology, Inc.*	6,241	—	—	6,241	335,641	—	—	335,641
NVIDIA Corp.	3,428	—	—	3,428	806,608	—	—	806,608
NXP Semiconductors NV	2,678	—	—	2,678	340,802	—	—	340,802
Qorvo, Inc.*	657	—	—	657	76,363	—	—	76,363
QUALCOMM, Inc.	6,421	—	—	6,421	566,525	—	—	566,525
Renesas Electronics Corp.*	7,600	—	—	7,600	52,460	—	—	52,460
Rohm Co. Ltd.	900	—	—	900	72,726	—	—	72,726
Skyworks Solutions, Inc.	957	—	—	957	115,682	—	—	115,682
STMicroelectronics NV	6,560	—	—	6,560	176,380	—	—	176,380
SUMCO Corp.	2,400	—	—	2,400	40,333	—	—	40,333
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	58,145	—	—	58,145	3,378,224	—	—	3,378,224
Texas Instruments, Inc.	5,243	1,300	—	6,543	672,624	166,777	—	839,401
Tokyo Electron Ltd.	1,500	—	—	1,500	330,288	—	—	330,288
Xilinx, Inc.	1,409	—	—	1,409	137,758	—	—	137,758

					12,440,481	523,991	—	12,964,472

Software (5.2%)
Adobe, Inc.*	2,708	600	—	3,308	893,125	197,886	—	1,091,011
ANSYS, Inc.*	487	200	—	687	125,359	51,482	—	176,841
Autodesk, Inc.*	1,250	—	—	1,250	229,325	—	—	229,325
AVEVA Group plc	621	—	—	621	38,299	—	—	38,299
Cadence Design Systems, Inc.*	1,563	500	—	2,063	108,410	34,680	—	143,090
Check Point Software Technologies Ltd.*	1,170	—	—	1,170	129,823	—	—	129,823
Citrix Systems, Inc.	680	300	—	980	75,412	33,270	—	108,682
CyberArk Software Ltd.*	363	—	—	363	42,319	—	—	42,319
Dassault Systemes SE	1,263	—	—	1,263	207,618	—	—	207,618
Fortinet, Inc.*	792	—	—	792	84,554	—	—	84,554
Intuit, Inc.	1,469	600	—	2,069	384,775	157,158	—	541,933
Micro Focus International plc	3,255	—	—	3,255	45,866	—	—	45,866
Microsoft Corp.	42,727	2,561	—	45,288	6,738,048	403,713	—	7,141,761
Nice Ltd.*	597	—	—	597	92,593	—	—	92,593

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
NortonLifeLock, Inc.	3,311	—	—	3,311	84,497	—	—	84,497
Oracle Corp. (Tokyo Stock Exchange)	400	—	—	400	36,630	—	—	36,630
Oracle Corp. (Turquiose Stock Exchange)	115,232	2,900	—	118,132	6,104,991	153,642	—	6,258,633
Sage Group plc (The)	10,456	—	—	10,456	103,737	—	—	103,737
salesforce.com, Inc.*	4,968	—	—	4,968	807,996	—	—	807,996
SAP SE	9,440	1,280	—	10,720	1,274,050	172,752	—	1,446,802
ServiceNow, Inc.*	1,063	—	—	1,063	300,106	—	—	300,106
Synopsys, Inc.*	837	300	—	1,137	116,510	41,760	—	158,270
Temenos AG (Registered)*	628	—	—	628	99,411	—	—	99,411
Trend Micro, Inc.	1,200	—	—	1,200	61,847	—	—	61,847
WiseTech Global Ltd.(x)	1,375	—	—	1,375	22,550	—	—	22,550

					18,207,851	1,246,343	—	19,454,194

Technology Hardware, Software & Peripherals (4.5%)
Apple, Inc.	23,393	900	—	24,293	6,869,354	264,285	—	7,133,639
Brother Industries Ltd.	2,100	—	—	2,100	43,892	—	—	43,892
Canon, Inc.(x)	9,600	1,900	—	11,500	263,866	52,224	—	316,090
FUJIFILM Holdings Corp.	3,500	600	—	4,100	168,469	28,880	—	197,349
Hewlett Packard Enterprise Co.	7,199	—	—	7,199	114,176	—	—	114,176
HP, Inc.	8,267	—	—	8,267	169,887	—	—	169,887
Konica Minolta, Inc.	4,600	—	—	4,600	30,185	—	—	30,185
NetApp, Inc.	1,275	—	—	1,275	79,369	—	—	79,369
Ricoh Co. Ltd.	6,400	—	—	6,400	70,211	—	—	70,211
Samsung Electronics Co. Ltd. (GDR)(m)	7,313	—	—	7,313	8,724,409	—	—	8,724,409
Seagate Technology plc	1,304	—	—	1,304	77,588	—	—	77,588
Seiko Epson Corp.	2,700	—	—	2,700	41,126	—	—	41,126
Western Digital Corp.	1,651	—	—	1,651	104,789	—	—	104,789
Xerox Holdings Corp.	1,080	—	—	1,080	39,820	—	—	39,820

					16,797,141	345,389	—	17,142,530

Total Information Technology					66,283,065	4,119,088	—	70,402,153

Materials (5.5%)
Chemicals (2.5%)
Air Liquide SA	4,531	—	—	4,531	641,402	—	—	641,402
Air Products & Chemicals, Inc.	1,248	300	—	1,548	293,268	70,497	—	363,765
Air Water, Inc.	1,400	—	—	1,400	20,616	—	—	20,616
Akzo Nobel NV	2,188	916	—	3,104	222,456	93,131	—	315,587
Albemarle Corp.	609	—	—	609	44,481	—	—	44,481
Arkema SA	661	—	—	661	70,215	—	—	70,215
Asahi Kasei Corp.	12,100	—	—	12,100	137,420	—	—	137,420
BASF SE	8,823	—	—	8,823	666,547	—	—	666,547
Celanese Corp.	662	200	—	862	81,505	24,624	—	106,129
CF Industries Holdings, Inc.	1,172	—	—	1,172	55,951	—	—	55,951

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Chr Hansen Holding A/S	1,013	300	—	1,313	80,500	23,840	—	104,340
Clariant AG (Registered)*	1,913	—	—	1,913	42,696	—	—	42,696
Corteva, Inc.	4,166	—	—	4,166	123,147	—	—	123,147
Covestro AG(m)	1,670	—	—	1,670	77,646	—	—	77,646
Croda International plc	1,234	—	—	1,234	83,689	—	—	83,689
Daicel Corp.	2,600	—	—	2,600	25,101	—	—	25,101
Dow, Inc.	4,146	—	—	4,146	226,911	—	—	226,911
DuPont de Nemours, Inc.	4,159	—	—	4,159	267,008	—	—	267,008
Eastman Chemical Co.	730	—	—	730	57,860	—	—	57,860
Ecolab, Inc.	1,421	1,200	—	2,621	274,239	231,588	—	505,827
EMS-Chemie Holding AG (Registered)	79	—	—	79	51,956	—	—	51,956
Evonik Industries AG	1,669	—	—	1,669	50,940	—	—	50,940
FMC Corp.	718	—	—	718	71,671	—	—	71,671
FUCHS PETROLUB SE (Preference)(q)	618	—	—	618	30,612	—	—	30,612
Givaudan SA (Registered)	89	36	—	125	278,734	112,746	—	391,480
Hitachi Chemical Co. Ltd.	1,000	—	—	1,000	42,106	—	—	42,106
Incitec Pivot Ltd.	15,625	—	—	15,625	34,868	—	—	34,868
International Flavors & Fragrances, Inc.(x)	592	—	—	592	76,380	—	—	76,380
Israel Chemicals Ltd.	6,622	—	—	6,622	31,161	—	—	31,161
Johnson Matthey plc	1,859	—	—	1,859	73,774	—	—	73,774
JSR Corp.	2,000	—	—	2,000	37,035	—	—	37,035
Kansai Paint Co. Ltd.	1,800	—	—	1,800	44,348	—	—	44,348
Koninklijke DSM NV	1,743	309	—	2,052	226,990	40,241	—	267,231
Kuraray Co. Ltd.	3,100	—	—	3,100	37,974	—	—	37,974
LANXESS AG	798	—	—	798	53,546	—	—	53,546
Linde plc	2,994	600	—	3,594	637,423	127,740	—	765,163
LyondellBasell Industries NV, Class A	1,440	—	—	1,440	136,051	—	—	136,051
Mitsubishi Chemical Holdings Corp.	12,300	—	—	12,300	92,543	—	—	92,543
Mitsubishi Gas Chemical Co., Inc.	1,600	—	—	1,600	24,650	—	—	24,650
Mitsui Chemicals, Inc.	1,800	—	—	1,800	44,397	—	—	44,397
Mosaic Co. (The)	1,836	—	—	1,836	39,731	—	—	39,731
Nippon Paint Holdings Co. Ltd.	1,400	—	—	1,400	72,670	—	—	72,670
Nissan Chemical Corp.	1,200	—	—	1,200	50,748	—	—	50,748
Nitto Denko Corp.	1,500	—	—	1,500	85,316	—	—	85,316
Novozymes A/S, Class B	2,051	400	—	2,451	100,366	19,574	—	119,940
Orica Ltd.	3,656	—	—	3,656	56,392	—	—	56,392
PPG Industries, Inc.	1,318	700	—	2,018	175,940	93,443	—	269,383
Sherwin-Williams Co. (The)	458	100	—	558	267,261	58,354	—	325,615

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Shin-Etsu Chemical Co. Ltd.	3,500	—	—	3,500	388,477	—	—	388,477
Showa Denko KK(x)	1,300	—	—	1,300	34,685	—	—	34,685
Sika AG (Registered)	1,226	—	—	1,226	230,366	—	—	230,366
Solvay SA(x)	712	—	—	712	82,501	—	—	82,501
Sumitomo Chemical Co. Ltd.	14,300	—	—	14,300	65,541	—	—	65,541
Symrise AG	1,236	500	—	1,736	130,046	52,608	—	182,654
Taiyo Nippon Sanso Corp.	1,300	—	—	1,300	29,050	—	—	29,050
Teijin Ltd.	1,700	—	—	1,700	31,996	—	—	31,996
Toray Industries, Inc.	13,300	—	—	13,300	90,715	—	—	90,715
Tosoh Corp.	2,500	—	—	2,500	39,000	—	—	39,000
Umicore SA	1,893	—	—	1,893	92,070	—	—	92,070
Yara International ASA	22,983	—	—	22,983	956,043	—	—	956,043

					8,588,731	948,386	—	9,537,117

Construction Materials (0.3%)
Boral Ltd.	11,108	—	—	11,108	34,922	—	—	34,922
CRH plc	7,656	—	—	7,656	306,324	—	—	306,324
Fletcher Building Ltd.	8,197	—	—	8,197	28,088	—	—	28,088
HeidelbergCement AG	1,429	—	—	1,429	104,125	—	—	104,125
James Hardie Industries plc (CHDI)	4,248	—	—	4,248	83,081	—	—	83,081
LafargeHolcim Ltd. (Registered)*	4,733	—	—	4,733	262,618	—	—	262,618
Martin Marietta Materials, Inc.	361	—	—	361	100,950	—	—	100,950
Taiheiyo Cement Corp.	1,200	—	—	1,200	35,507	—	—	35,507
Vulcan Materials Co.	735	—	—	735	105,833	—	—	105,833

					1,061,448	—	—	1,061,448

Containers & Packaging (0.2%)
Amcor plc	8,983	—	—	8,983	97,376	—	—	97,376
Avery Dennison Corp.	454	—	—	454	59,392	—	—	59,392
Ball Corp.	1,852	600	—	2,452	119,769	38,802	—	158,571
International Paper Co.	2,191	—	—	2,191	100,896	—	—	100,896
Packaging Corp. of America	507	—	—	507	56,779	—	—	56,779
Sealed Air Corp.	887	—	—	887	35,329	—	—	35,329
Smurfit Kappa Group plc	2,170	—	—	2,170	83,392	—	—	83,392
Toyo Seikan Group Holdings Ltd.	1,400	—	—	1,400	24,352	—	—	24,352
Westrock Co.	1,442	—	—	1,442	61,876	—	—	61,876

					639,161	38,802	—	677,963

Metals & Mining (2.4%)
Alumina Ltd.	23,513	—	—	23,513	37,951	—	—	37,951
Anglo American plc	9,961	—	—	9,961	286,713	—	—	286,713

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Antofagasta plc	3,788	—	—	3,788	46,001	—	—	46,001
ArcelorMittal SA	6,380	—	—	6,380	111,941	—	—	111,941
BHP Group Ltd.	28,297	1,432	—	29,729	772,851	39,111	—	811,962
BHP Group plc	20,288	—	—	20,288	477,488	—	—	477,488
BlueScope Steel Ltd.	4,938	—	—	4,938	52,187	—	—	52,187
Boliden AB*	2,627	—	—	2,627	69,697	—	—	69,697
Evraz plc	4,881	—	—	4,881	26,120	—	—	26,120
Fortescue Metals Group Ltd.	13,309	—	—	13,309	99,840	—	—	99,840
Freeport-McMoRan, Inc.	8,362	—	—	8,362	109,709	—	—	109,709
Glencore plc*	104,152	—	—	104,152	324,688	—	—	324,688
Hitachi Metals Ltd.	2,100	—	—	2,100	31,175	—	—	31,175
JFE Holdings, Inc.	4,700	—	—	4,700	61,034	—	—	61,034
Maruichi Steel Tube Ltd.	600	—	—	600	17,008	—	—	17,008
Mitsubishi Materials Corp.	1,100	—	—	1,100	30,139	—	—	30,139
Newcrest Mining Ltd.	7,382	—	—	7,382	156,705	—	—	156,705
Newmont Goldcorp Corp.	4,574	—	—	4,574	198,740	—	—	198,740
Nippon Steel Corp.	7,805	—	—	7,805	118,812	—	—	118,812
Norsk Hydro ASA	12,918	—	—	12,918	48,027	—	—	48,027
Nucor Corp.	1,689	—	—	1,689	95,057	—	—	95,057
Rio Tinto Ltd.	3,566	478	—	4,044	251,245	33,678	—	284,923
Rio Tinto plc	10,854	—	—	10,854	647,406	—	—	647,406
South32 Ltd.	48,012	—	—	48,012	90,970	—	—	90,970
Sumitomo Metal Mining Co. Ltd.	2,200	—	—	2,200	71,757	—	—	71,757
thyssenkrupp AG	3,887	—	—	3,887	52,495	—	—	52,495
voestalpine AG	1,115	—	—	1,115	31,092	—	—	31,092
Wheaton Precious Metals Corp.	152,293	—	—	152,293	4,531,671	—	—	4,531,671

					8,848,519	72,789	—	8,921,308

Paper & Forest Products (0.1%)
Mondi plc	4,664	—	—	4,664	109,504	—	—	109,504
Oji Holdings Corp.	8,300	—	—	8,300	45,451	—	—	45,451
Stora Enso OYJ, Class R	5,588	—	—	5,588	81,266	—	—	81,266
UPM-Kymmene OYJ	5,127	800	—	5,927	177,762	27,737	—	205,499

					413,983	27,737	—	441,720

Total Materials					19,551,842	1,087,714	—	20,639,556

Real Estate (5.1%)
Equity Real Estate Investment Trusts (REITs) (2.1%)
Alexandria Real Estate Equities, Inc. (REIT)	656	—	—	656	105,996	—	—	105,996
American Tower Corp. (REIT)	2,490	300	—	2,790	572,252	68,946	—	641,198
Apartment Investment & Management Co., Class A (REIT)	888	—	—	888	45,865	—	—	45,865
Ascendas REIT (REIT)	28,555	—	—	28,555	63,057	—	—	63,057

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
AvalonBay Communities, Inc. (REIT)	779	700	—	1,479	163,356	146,790	—	310,146
Boston Properties, Inc. (REIT)	802	—	—	802	110,564	—	—	110,564
British Land Co. plc (The) (REIT)	8,482	—	—	8,482	71,771	—	—	71,771
CapitaLand Commercial Trust (REIT)	25,916	27,000	—	52,916	38,346	39,950	—	78,296
CapitaLand Mall Trust (REIT)	23,400	22,000	—	45,400	42,800	40,240	—	83,040
Covivio (REIT)	460	—	—	460	52,217	—	—	52,217
Crown Castle International Corp. (REIT)	2,319	—	—	2,319	329,646	—	—	329,646
Daiwa House REIT Investment Corp. (REIT)	17	—	—	17	44,372	—	—	44,372
Dexus (REIT)	10,547	6,439	—	16,986	86,596	52,867	—	139,463
Digital Realty Trust, Inc. (REIT)	1,162	—	—	1,162	139,138	—	—	139,138
Duke Realty Corp. (REIT)	2,084	—	—	2,084	72,252	—	—	72,252
Equinix, Inc. (REIT)	481	—	—	481	280,760	—	—	280,760
Equity LifeStyle Properties, Inc. (REIT)	—	400	—	400	—	28,156	—	28,156
Equity Residential (REIT)	1,945	700	—	2,645	157,389	56,644	—	214,033
Essex Property Trust, Inc. (REIT)	367	—	—	367	110,416	—	—	110,416
Extra Space Storage, Inc. (REIT)	717	—	—	717	75,730	—	—	75,730
Federal Realty Investment Trust (REIT)	371	200	—	571	47,759	25,746	—	73,505
Gecina SA (REIT)	440	—	—	440	78,770	—	—	78,770
Goodman Group (REIT)	15,807	6,600	—	22,407	148,308	61,924	—	210,232
GPT Group (The) (REIT)	18,823	15,408	—	34,231	73,971	60,550	—	134,521
H&R REIT (REIT)	—	1,500	—	1,500	—	24,373	—	24,373
Healthpeak Properties, Inc. (REIT)	2,740	—	—	2,740	94,448	—	—	94,448
Host Hotels & Resorts, Inc. (REIT)	4,021	—	—	4,021	74,590	—	—	74,590
Icade (REIT)	300	—	—	300	32,658	—	—	32,658
Iron Mountain, Inc. (REIT)	1,581	—	—	1,581	50,386	—	—	50,386
Japan Prime Realty Investment Corp. (REIT)	8	—	—	8	35,084	—	—	35,084
Japan Real Estate Investment Corp. (REIT)	13	—	—	13	86,144	—	—	86,144
Japan Retail Fund Investment Corp. (REIT)	26	13	—	39	55,826	27,913	—	83,739

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Kimco Realty Corp. (REIT)	2,360	—	—	2,360	48,876	—	—	48,876
Klepierre SA (REIT)	1,902	—	—	1,902	72,218	—	—	72,218
Land Securities Group plc (REIT)	6,766	—	—	6,766	88,726	—	—	88,726
Link REIT (REIT)	20,000	—	—	20,000	211,747	—	—	211,747
Mapletree Commercial Trust (REIT)	19,400	—	—	19,400	34,474	—	—	34,474
Mid-America Apartment Communities, Inc. (REIT)	659	—	—	659	86,896	—	—	86,896
Mirvac Group (REIT)	36,761	22,500	—	59,261	82,035	50,210	—	132,245
Nippon Building Fund, Inc. (REIT)	13	—	—	13	95,118	—	—	95,118
Nippon Prologis REIT, Inc. (REIT)	18	—	—	18	45,789	—	—	45,789
Nomura Real Estate Master Fund, Inc. (REIT)	39	—	—	39	66,618	—	—	66,618
Orix JREIT, Inc. (REIT)	23	—	—	23	49,808	—	—	49,808
Prologis, Inc. (REIT)	3,573	1,500	—	5,073	318,497	133,710	—	452,207
Public Storage (REIT)	838	300	—	1,138	178,460	63,888	—	242,348
Realty Income Corp. (REIT)	1,837	—	—	1,837	135,258	—	—	135,258
Regency Centers Corp. (REIT)	935	500	—	1,435	58,989	31,545	—	90,534
SBA Communications Corp. (REIT)	631	—	—	631	152,065	—	—	152,065
Scentre Group (REIT)	51,073	—	—	51,073	137,269	—	—	137,269
Segro plc (REIT)	10,502	—	—	10,502	124,809	—	—	124,809
Simon Property Group, Inc. (REIT)	1,718	800	—	2,518	255,913	119,168	—	375,081
SL Green Realty Corp. (REIT)	448	—	—	448	41,162	—	—	41,162
Stockland (REIT)	22,903	—	—	22,903	74,253	—	—	74,253
Suntec REIT (REIT)	18,800	—	—	18,800	25,720	—	—	25,720
UDR, Inc. (REIT)	1,633	—	—	1,633	76,261	—	—	76,261
Unibail-Rodamco-Westfield (REIT)	1,329	—	—	1,329	209,672	—	—	209,672
United Urban Investment Corp. (REIT)	27	15	—	42	50,593	28,107	—	78,700
Ventas, Inc. (REIT)	2,078	—	—	2,078	119,984	—	—	119,984
Vicinity Centres (REIT)	30,796	—	—	30,796	53,812	—	—	53,812
Vornado Realty Trust (REIT)	849	300	—	1,149	56,458	19,950	—	76,408
Welltower, Inc. (REIT)	2,261	800	—	3,061	184,905	65,424	—	250,329
Weyerhaeuser Co. (REIT)	4,156	—	—	4,156	125,511	—	—	125,511

					6,602,363	1,146,101	—	7,748,464

Real Estate Management & Development (3.0%)
Aeon Mall Co. Ltd.	1,070	—	—	1,070	19,085	—	—	19,085
Aroundtown SA	8,074	—	—	8,074	72,308	—	—	72,308
Azrieli Group Ltd.	437	—	—	437	31,953	—	—	31,953

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
CapitaLand Ltd.	24,700	18,600	—	43,300	68,869	51,861	—	120,730
CBRE Group, Inc., Class A*	1,876	700	—	2,576	114,980	42,903	—	157,883
City Developments Ltd.	4,400	—	—	4,400	35,823	—	—	35,823
CK Asset Holdings Ltd.	374,464	—	—	374,464	2,703,130	—	—	2,703,130
Daito Trust Construction Co. Ltd.	700	200	—	900	86,844	24,812	—	111,656
Daiwa House Industry Co. Ltd.	5,400	1,000	—	6,400	168,478	31,200	—	199,678
Deutsche Wohnen SE	3,455	—	—	3,455	141,145	—	—	141,145
First Capital REIT	—	1,900	—	1,900	—	30,244	—	30,244
Hang Lung Properties Ltd.	19,000	—	—	19,000	41,695	—	—	41,695
Henderson Land Development Co. Ltd.	14,105	—	—	14,105	69,237	—	—	69,237
Hongkong Land Holdings Ltd.	11,500	—	—	11,500	64,630	—	—	64,630
Hulic Co. Ltd.	2,700	—	—	2,700	32,702	—	—	32,702
Kerry Properties Ltd.	6,500	—	—	6,500	20,645	—	—	20,645
Lendlease Group(x)	5,419	—	—	5,419	66,929	—	—	66,929
Mitsubishi Estate Co. Ltd.	11,400	2,000	—	13,400	219,229	38,461	—	257,690
Mitsui Fudosan Co. Ltd.	165,800	1,000	—	166,800	4,077,287	24,591	—	4,101,878
New World Development Co. Ltd.	59,127	—	—	59,127	81,038	—	—	81,038
Nomura Real Estate Holdings, Inc.	1,200	—	—	1,200	28,936	—	—	28,936
Sino Land Co. Ltd.	28,997	—	—	28,997	42,124	—	—	42,124
Sumitomo Realty & Development Co. Ltd.	3,200	—	—	3,200	112,267	—	—	112,267
Sun Hung Kai Properties Ltd.	139,000	—	—	139,000	2,128,088	—	—	2,128,088
Swire Pacific Ltd., Class A	4,500	—	—	4,500	41,810	—	—	41,810
Swire Properties Ltd.	11,800	—	—	11,800	39,145	—	—	39,145
Swiss Prime Site AG (Registered)*	725	887	—	1,612	83,827	102,558	—	186,385
Tokyu Fudosan Holdings Corp.	5,700	—	—	5,700	39,607	—	—	39,607
UOL Group Ltd.	4,476	—	—	4,476	27,689	—	—	27,689
Vonovia SE	4,948	—	—	4,948	266,408	—	—	266,408
Wharf Real Estate Investment Co. Ltd.	11,400	—	—	11,400	69,565	—	—	69,565
Wheelock & Co. Ltd.	8,000	—	—	8,000	53,335	—	—	53,335

					11,048,808	346,630	—	11,395,438

Total Real Estate					17,651,171	1,492,731	—	19,143,902

Utilities (6.3%)
Electric Utilities (1.7%)
Alliant Energy Corp.	1,325	—	—	1,325	72,504	—	—	72,504
American Electric Power Co., Inc.	2,755	—	—	2,755	260,375	—	—	260,375
AusNet Services	17,722	—	—	17,722	21,142	—	—	21,142

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Chubu Electric Power Co., Inc.	6,100	3,900	—	10,000	86,541	55,330	—	141,871
Chugoku Electric Power Co., Inc. (The)(x)	2,700	—	—	2,700	35,535	—	—	35,535
CK Infrastructure Holdings Ltd.	6,500	—	—	6,500	46,254	—	—	46,254
CLP Holdings Ltd.	16,000	—	—	16,000	168,166	—	—	168,166
Duke Energy Corp.	4,114	—	—	4,114	375,238	—	—	375,238
Edison International	1,998	—	—	1,998	150,669	—	—	150,669
EDP — Energias de Portugal SA	24,586	—	—	24,586	106,562	—	—	106,562
Electricite de France SA	5,861	—	—	5,861	65,269	—	—	65,269
Endesa SA	3,051	—	—	3,051	81,417	—	—	81,417
Enel SpA	78,126	17,000	—	95,126	619,747	134,855	—	754,602
Entergy Corp.	1,109	—	—	1,109	132,858	—	—	132,858
Evergy, Inc.	1,267	—	—	1,267	82,469	—	—	82,469
Eversource Energy	1,805	1,700	—	3,505	153,551	144,619	—	298,170
Exelon Corp.	5,420	—	—	5,420	247,098	—	—	247,098
FirstEnergy Corp.	3,012	—	—	3,012	146,383	—	—	146,383
Fortum OYJ	4,266	—	—	4,266	105,274	—	—	105,274
HK Electric Investments & HK Electric Investments Ltd.(m)	26,000	—	—	26,000	25,625	—	—	25,625
Iberdrola SA	58,056	3,224	—	61,280	597,815	33,198	—	631,013
Kansai Electric Power Co., Inc. (The)	6,800	—	—	6,800	79,137	—	—	79,137
Kyushu Electric Power Co., Inc.	3,800	—	—	3,800	33,050	—	—	33,050
Mercury NZ Ltd.	6,543	—	—	6,543	22,244	—	—	22,244
NextEra Energy, Inc.	2,745	—	—	2,745	664,729	—	—	664,729
Orsted A/S(m)	1,817	417	—	2,234	187,923	43,128	—	231,051
Pinnacle West Capital Corp.	626	—	—	626	56,296	—	—	56,296
Power Assets Holdings Ltd.	13,000	—	—	13,000	95,094	—	—	95,094
PPL Corp.	4,029	—	—	4,029	144,561	—	—	144,561
Red Electrica Corp. SA	4,403	3,000	—	7,403	88,529	60,320	—	148,849
Southern Co. (The)	5,901	—	—	5,901	375,894	—	—	375,894
SSE plc	9,810	—	—	9,810	186,923	—	—	186,923
Terna Rete Elettrica Nazionale SpA	13,515	15,559	—	29,074	90,261	103,912	—	194,173
Tohoku Electric Power Co., Inc.	4,100	—	—	4,100	40,828	—	—	40,828
Tokyo Electric Power Co. Holdings, Inc.*	14,600	—	—	14,600	62,751	—	—	62,751
Verbund AG	654	—	—	654	32,821	—	—	32,821
Xcel Energy, Inc.	2,925	—	—	2,925	185,708	—	—	185,708

					5,927,241	575,362	—	6,502,603

Gas Utilities (0.8%)
APA Group	11,334	—	—	11,334	88,285	—	—	88,285
Atmos Energy Corp.	659	600	—	1,259	73,716	67,116	—	140,832
Enagas SA	2,179	—	—	2,179	55,581	—	—	55,581
Hong Kong & China Gas Co. Ltd.	97,568	21,296	—	118,864	190,571	41,596	—	232,167
Kunlun Energy Co. Ltd.	2,096,000	—	—	2,096,000	1,850,606	—	—	1,850,606

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Naturgy Energy Group SA(x)	2,836	1,970	—	4,806	71,258	49,498	—	120,756
Osaka Gas Co. Ltd.	3,600	—	—	3,600	69,280	—	—	69,280
Snam SpA	19,566	6,000	—	25,566	102,844	31,538	—	134,382
Toho Gas Co. Ltd.	700	—	—	700	28,733	—	—	28,733
Tokyo Gas Co. Ltd.	3,600	2,000	—	5,600	87,850	48,806	—	136,656

					2,618,724	238,554	—	2,857,278

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	3,703	—	—	3,703	73,690	—	—	73,690
Electric Power Development Co. Ltd.	1,400	—	—	1,400	34,106	—	—	34,106
Meridian Energy Ltd.	12,587	—	—	12,587	42,368	—	—	42,368
NRG Energy, Inc.	1,400	—	—	1,400	55,650	—	—	55,650
Uniper SE	2,016	—	—	2,016	66,732	—	—	66,732

					272,546	—	—	272,546

Multi-Utilities (3.6%)
AGL Energy Ltd.	6,300	—	—	6,300	90,764	—	—	90,764
Ameren Corp.	1,365	—	—	1,365	104,832	—	—	104,832
CenterPoint Energy, Inc.	2,898	1,800	—	4,698	79,028	49,086	—	128,114
Centrica plc	55,867	—	—	55,867	66,083	—	—	66,083
CMS Energy Corp.	1,574	1,300	—	2,874	98,910	81,692	—	180,602
Consolidated Edison, Inc.	1,853	1,500	—	3,353	167,641	135,705	—	303,346
Dominion Energy, Inc.	4,640	—	—	4,640	384,285	—	—	384,285
DTE Energy Co.	1,076	—	—	1,076	139,740	—	—	139,740
E.ON SE	473,799	8,640	—	482,439	5,061,628	92,302	—	5,153,930
Engie SA	17,544	1,600	—	19,144	283,379	25,844	—	309,223
National Grid plc	33,432	3,500	—	36,932	418,174	43,778	—	461,952
NiSource, Inc.	2,083	—	—	2,083	57,991	—	—	57,991
Public Service Enterprise Group, Inc.	2,821	1,400	—	4,221	166,580	82,670	—	249,250
RWE AG	5,508	—	—	5,508	168,977	—	—	168,977
Sempra Energy	1,579	1,300	—	2,879	239,187	196,924	—	436,111
Suez	3,437	—	—	3,437	51,989	—	—	51,989
Veolia Environnement SA	196,747	—	—	196,747	5,232,586	—	—	5,232,586
WEC Energy Group, Inc.	1,760	—	—	1,760	162,325	—	—	162,325

					12,974,099	708,001	—	13,682,100

Water Utilities (0.1%)
American Water Works Co., Inc.	1,008	900	—	1,908	123,833	110,565	—	234,398
Severn Trent plc	2,285	1,200	—	3,485	76,122	39,976	—	116,098
United Utilities Group plc	6,550	—	—	6,550	81,850	—	—	81,850

					281,805	150,541	—	432,346

Total Utilities					22,074,415	1,672,458	—	23,746,873

Total Common Stocks (169.0%) (Cost $473,037,460)					603,494,914	31,908,703	—	635,403,617

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Repsol SA*(x)	13,822	—	—	13,822	6,558	—	—	6,558

Total Rights (0.0%) (Cost $6,532)					6,558	—	—	6,558

SHORT-TERM INVESTMENTS:
Investment Companies (6.1%)
JPMorgan Prime Money Market Fund, IM Shares	22,842,540	—	—	22,842,540	22,849,393	—	—	22,849,393

Repurchase Agreements (1.9%)
Citigroup Global Markets Ltd.,1.70%, dated 12/31/19, due 1/2/20, repurchase price $4,255,075, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $4,339,770. (xx)	4,254,673	—	—	4,254,673	4,254,673	—	—	4,254,673
Citigroup Global Markets Ltd.,1.70%, dated 12/31/19, due 1/2/20, repurchase price $900,085, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $918,000. (xx)	900,000	—	—	900,000	900,000	—	—	900,000
Deutsche Bank AG,2.75%, dated 12/31/19, due 1/2/20, repurchase price $700,107, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $714,005. (xx)	700,000	—	—	700,000	700,000	—	—	700,000

	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma	EQ/Templeton Global Equity	1290 VT SmartBeta	Pro Forma Adjustment	1290 VT Smart Beta Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)	1,000,000	—	—	1,000,000	1,000,000	—	—	1,000,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $300,029, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $326,667. (xx)	300,000	—	—	300,000	300,000	—	—	300,000

					7,154,673	—	—	7,154,673

Total Short-Term Investments (8.0%) (Cost $30,004,804)					30,004,066	—	—	30,004,066

Total Investments in Securities (177.0%) (Cost $503,048,796)					633,505,538	31,908,703	—	665,414,241
Other Assets less Liabilities (-77.0%)					77,387,997	424,723	(367,207,064)	(289,394,344)

Net Assets (100.0%)					710,893,535	32,333,426	(367,207,064)	376,019,897

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
#	The security does not comply with the investment policies and restrictions of the Acquiring Portfolio and would be liquidated in connection with the Reorganization.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $10,099,718 or 2.7% of net assets.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)	At December 31, 2019, the Portfolio had loaned securities with a total value of $7,773,869. This was collateralized by $871,208 of various U.S. Government Treasury Securities, ranging from 0.000% – 6.625%, maturing 1/7/20 – 2/15/49 and by cash of $7,154,673 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR — American Depositary Receipt

AUD — Australian Dollar

CHDI — Clearing House Electronic Subregister System (CHESS) Depository Interest

CHF — Swiss Franc

CVA — Dutch Certification

DKK — Denmark Krone

EUR — European Currency Unit

FDR — Finnish Depositary Receipt

GBP — British Pound

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

ILS — Israeli Sheqel

JPY — Japanese Yen

KRW — Korean (South) Won

NOK — Norwegian Krone

NVDR — Non-Voting Depositary Receipt

NZD — New Zealand Dollar

SDR — Swedish Depositary Receipt

SEK — Swedish Krona

SGD — Singapore Dollar

TWD — New Taiwan Dollar

USD — United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

EQ/Templeton Global Equity Managed Volatility

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	2,455	367,331	—	(93,220)	66,720	51,061	391,892	11,799	—
Capital Markets
BlackRock, Inc.	656	328,005	—	(79,918)	43,681	38,003	329,771	9,570	—
Insurance
AXA SA	19,512	436,191	—	(18,181)	(310)	131,873	549,573	25,765	—

Total	22,623	1,131,527	—	(191,319)	110,091	220,937	1,271,236	47,134	—

1290 VT SmartBeta Equity

This Portfolio has no affiliates.

1290 VT SmartBeta Equity Combined Pro Forma

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	2,455	367,331	—	(93,220)	66,720	51,061	391,892	11,799	—
Capital Markets
BlackRock, Inc.	656	328,005	—	(79,918)	43,681	38,003	329,771	9,570	—
Insurance
AXA SA	19,512	436,191	—	(18,181)	(310)	131,873	549,573	25,765	—

Total	22,623	1,131,527	—	(191,319)	110,091	220,937	1,271,236	47,134	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

EQ/Templeton Global Equity Managed Volatility

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	345	3/2020	EUR	14,430,727	(66,836)
FTSE 100 Index	91	3/2020	GBP	9,039,189	45,239
S&P 500 E-Mini Index	224	3/2020	USD	36,188,320	649,691
SPI 200 Index	31	3/2020	AUD	3,591,083	(98,003)
TOPIX Index	55	3/2020	JPY	8,711,518	8,152

					538,243

1290 VT SmartBeta Equity

This Portfolio has no futures contracts.

1290 VT SmartBeta Equity Combined Pro Forma

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	345	3/2020	EUR	14,430,727	(66,836)
FTSE 100 Index	91	3/2020	GBP	9,039,189	45,239
S&P 500 E-Mini Index	224	3/2020	USD	36,188,320	649,691
SPI 200 Index	31	3/2020	AUD	3,591,083	(98,003)
TOPIX Index	55	3/2020	JPY	8,711,518	8,152

					538,243

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

EQ/Templeton Global Equity Managed Volatility

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	7,329,407	USD	66,884	Deutsche Bank AG	1/6/2020	572
USD	33,581	GBP	25,319	HSBC Bank plc	1/6/2020	44
AUD	774,851	USD	528,677	Citibank NA	3/20/2020	16,116
EUR	766,220	USD	855,417	Citibank NA	3/20/2020	8,225
GBP	624,213	USD	824,573	Citibank NA	3/20/2020	4,020

Total unrealized appreciation						28,977

JPY	54,089,842	USD	500,735	Citibank NA	3/19/2020	(755)
USD	93,769	GBP	71,875	HSBC Bank plc	3/20/2020	(1,640)

Total unrealized depreciation						(2,395)

Net unrealized appreciation						26,582

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 2,966,401, CHF 2,028, DKK 2,016, EUR 13,457,486, GBP 8,255,765, HKD 1,999, ILS 1,255, JPY 20,257,752, KRW 3, NOK 2,057, NZD 2,477, SEK 2,009, SGD 2,764 and TWD 1.

1290 VT SmartBeta Equity

This Portfolio has no forward foreign currency contracts.

1290 VT SmartBeta Equity Combined Pro Forma

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	7,329,407	USD	66,884	Deutsche Bank AG	1/6/2020	572
USD	33,581	GBP	25,319	HSBC Bank plc	1/6/2020	44
AUD	774,851	USD	528,677	Citibank NA	3/20/2020	16,116
EUR	766,220	USD	855,417	Citibank NA	3/20/2020	8,225
GBP	624,213	USD	824,573	Citibank NA	3/20/2020	4,020

Total unrealized appreciation						28,977

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	54,089,842	USD	500,735	Citibank NA	3/19/2020	(755)
USD	93,769	GBP	71,875	HSBC Bank plc	3/20/2020	(1,640)

Total unrealized depreciation						(2,395)

Net unrealized appreciation						26,582

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 2,966,401, CHF 2,028, DKK 2,016, EUR 13,457,486, GBP 8,255,765, HKD 1,999, ILS 1,255, JPY 20,257,752, KRW 3, NOK 2,057, NZD 2,477, SEK 2,009, SGD 2,764 and TWD 1.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

	Level 1 Quoted Prices in Active Markets for Identical Securities			Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)			Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)			Total
Investment Type	EQ/ Templeton Global Equity Managed Volatility	1290 VT SmartBeta Equity	1290 VT SmartBeta Equity Combined Pro Forma	EQ/ Templeton Global Equity Managed Volatility	1290 VT SmartBeta Equity	1290 VT SmartBeta Equity Combined Pro Forma	EQ/ Templeton Global Equity Managed Volatility	1290 VT SmartBeta Equity	1290 VT SmartBeta Equity Combined Pro Forma	EQ/ Templeton Global Equity Managed Volatility	1290 VT SmartBeta Equity	1290 VT SmartBeta Equity Combined Pro Forma
Assets:
Common Stocks
Communication Services	$27,758,369	$1,083,276	$28,841,645	$34,758,757	$657,816	$35,416,573	$—	$—	$—	$62,517,126	$1,741,092	$64,258,218
Consumer Discretionary	18,181,590	1,583,826	19,765,416	27,318,911	717,973	28,036,884	—	—	—	45,500,501	2,301,799	47,802,300
Consumer Staples	35,282,362	2,580,703	37,863,065	25,986,850	1,259,815	27,246,665	—	—	—	61,269,212	3,840,518	65,109,730
Energy	18,596,648	132,192	18,728,840	25,037,390	205,980	25,243,370	—	—	—	43,634,038	338,172	43,972,210
Financials	34,698,898	4,901,968	39,600,866	72,279,645	1,528,650	73,808,295	1,046	—	1,046	106,979,589	6,430,618	113,410,207
Health Care	43,992,247	3,306,251	47,298,498	55,693,658	954,357	56,648,015	—	—	—	99,685,905	4,260,608	103,946,513
Industrials	17,444,247	2,794,625	20,238,872	40,903,803	1,829,280	42,733,083	—	—	—	58,348,050	4,623,905	62,971,955
Information Technology	44,572,812	3,553,021	48,125,833	21,710,253	566,067	22,276,320	—	—	—	66,283,065	4,119,088	70,402,153
Materials	8,502,204	645,048	9,147,252	11,049,638	442,666	11,492,304	—	—	—	19,551,842	1,087,714	20,639,556
Real Estate	4,449,392	857,487	5,306,879	13,201,779	635,244	13,837,023	—	—	—	17,651,171	1,492,731	19,143,902
Utilities	4,975,741	868,377	5,844,118	17,098,674	804,081	17,902,755	—	—	—	22,074,415	1,672,458	23,746,873
Forward Currency Contracts	—		—	28,977		28,977	—	—	—	28,977	—	28,977
Futures	703,082		703,082	—		—	—	—	—	703,082	—	703,082
Rights								—
Energy	—		—	6,558		6,558	—	—	—	6,558	—	6,558
Short-Term Investments
Investment Company	22,849,393		22,849,393	—		—	—	—	—	22,849,393	—	22,849,393
Repurchase Agreements	—		—	7,154,673		7,154,673	—	—	—	7,154,673	—	7,154,673

Total Assets	$282,006,985	$22,306,774	$304,313,759	$352,229,566	$9,601,929	$361,831,495	$1,046	$—	$1,046	$634,237,597	$31,908,703	$666,146,300

Liabilities:
Forward Currency Contracts	$—	$—	$—	$(2,395)	$—	$(2,395)		$—	$—	$(2,395)	$—	$(2,395)
Futures	(164,839)	—	(164,839)	—	—	—	—	—	—	(164,839)	—	(164,839)

Total Liabilities	$(164,839)	$—	$(164,839)	$(2,395)	$—	$(2,395)	$—	$—	$—	$(167,234)	$—	$(167,234)

Total	$281,842,146	$22,306,774	$304,148,920	$352,227,171	$9,601,929	$361,829,100	$1,046	$—	$1,046	$634,070,363	$31,908,703	$665,979,066

Fair Values of Derivative Instruments as of December 31, 2019:

EQ/Templeton Global Equity Managed Volatility

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$28,977
Equity contracts	Receivables, Net assets — Unrealized appreciation	703,082	*

Total		$732,059

	Liability Derivatives
Foreign exchange contracts	Payables	$(2,395)
Equity contracts	Payables, Net assets — Unrealized depreciation	(164,839	)*

Total		$(167,234)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(21,957)	$(21,957)
Equity contracts	12,164,670	—	12,164,670

Total	$12,164,670	$(21,957)	$12,142,713

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$78	$78
Equity contracts	2,142,112	—	2,142,112

Total	$2,142,112	$78	$2,142,190

^	This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $3,160,000 and futures contracts with an average notional balance of approximately $67,290,000 respectively, during the year ended December 31, 2019.

1290 VT SmartBeta Equity

This Portfolio had no derivatives.

1290 VT SmartBeta Equity Combined Pro forma

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$28,977
Equity contracts	Receivables, Net assets — Unrealized appreciation	703,082	*

Total		$732,059

	Liability Derivatives
Foreign exchange contracts	Payables	$(2,395)
Equity contracts	Payables, Net assets — Unrealized depreciation	(164,839	)*

Total		$(167,234)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(21,957)	$(21,957)
Equity contracts	12,164,670	—	12,164,670

Total	$12,164,670	$(21,957)	$12,142,713

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$78	$78
Equity contracts	2,142,112	—	2,142,112

Total	$2,142,112	$78	$2,142,190

^	EQ/Templeton Global Equity Managed Volatility held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

EQ/Templeton Global Equity Managed Volatility held forward foreign currency contracts with an average settlement value of approximately $3,160,000 and futures contracts with an average notional balance of approximately $67,290,000 respectively, during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

EQ/Templeton Global Equity Managed Volatility

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Citibank NA	$28,361	$(755)	$—	$27,606
Deutsche Bank AG	572	—	—	572
HSBC Bank plc	44	(44)	—	—

Total	$28,977	$(799)	$—	$28,178

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty

Citibank NA	$755	$(755)	$—	$—
HSBC Bank plc	1,640	(44)	—	1,596

Total	$2,395	$(799)	$—	$1,596

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

1290 VT SmartBeta Equity

This Portfolio had no derivatives.

1290 VT SmartBeta Equity Combined Pro Forma

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Citibank NA	$28,361	$(755)	$—	$27,606
Deutsche Bank AG	572	—	—	572
HSBC Bank plc	44	(44)	—	—

Total	$28,977	$(799)	$—	$28,178

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty

Citibank NA	$755	$(755)	$—	$—
HSBC Bank plc	1,640	(44)	—	1,596

Total	$2,395	$(799)	$—	$1,596

(a)	For financial reporting purposes EQ/Templeton Global Equity Managed Volatility Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2019 were as follows:

	EQ/Templeton Global Equity Managed Volatility*	1290 VT SmartBeta Equity	1290 VT SmartBeta Equity Combined Pro Forma
Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 5%)	$79,843,374	$13,155,019	$92,998,393
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 3%)	$163,872,674	$7,561,526	$171,434,200

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	EQ/Templeton Global Equity Managed Volatility	1290 VT SmartBeta Equity	1290 VT SmartBeta Equity Combined Pro Forma
Aggregate gross unrealized appreciation	$205,726,318	$6,916,121	$212,642,439
Aggregate gross unrealized depreciation	(52,041,474)	(227,335)	(52,268,809)

Net unrealized appreciation	$153,684,844	$6,688,786	$160,373,630

Federal income tax cost of investments in securities and derivative instruments, if applicable	$480,385,519	$25,219,917	$505,605,436

EQ ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019 (Unaudited)

	EQ/Templeton Global Equity Managed Volatility	1290 VT SmartBeta Equity	Adjustment	1290 VT SmartBeta Equity Combined Pro Forma
Investments at Cost, Affiliated Issuers	$711,563	$—	$—	$711,563
Investments at Cost, Unaffiliated Issuers	$469,987,644	$25,194,916	$—	$495,182,560
Investments at Cost, Repurchase Agreements	$7,154,673	$—	$—	$7,154,673
Foreign cash at cost	$46,205,729	$85,616	$—	$46,291,345
ASSETS
Investments at Value, Affiliated Issuers	$1,271,236	$—	$—	$1,271,236
Investments at Value, Unaffiliated Issuers (x)	625,079,629	31,908,703	—	656,988,332
Investments at Value, Repurchase Agreements	7,154,673	—	—	7,154,673
Cash	35,930,560	319,861	—	36,250,421
Foreign cash	44,954,013	86,662	—	45,040,675
Cash held as collateral at brokers for futures	3,259,360	—	—	3,259,360
Dividends, interest, and other receivables	1,509,765	56,376	—	1,566,141
Receivable for securities sold	193,944	—	—	193,944
Receivable for Portfolio shares sold	25,018	40,372	—	65,390
Unrealized appreciation on forward foreign currency contracts	28,977	—	—	28,977
Securities lending income receivable	4,518	210	—	4,728
Other assets	31,135	105	—	31,240

Total assets	719,442,828	32,412,289	—	751,855,117

LIABILITIES
Payable for return of collateral on securities loaned	7,154,673	—	—	7,154,673
Investment management fees payable	393,652	12,486	—	406,138
Payable for Portfolio shares redeemed	358,599	79	367,207,064	367,565,742
Accrued India taxes	188,924	—	—	188,924
Payable for securities purchased	122,016	—	—	122,016
Administrative fees payable	73,079	7,182	—	80,261
Due to broker for futures variation margin	65,419	—	—	65,419
Distribution fees payable- Class IB	65,399	4,552	—	69,951
Unrealized depreciation on forward foreign currency contracts	2,395	—	—	2,395
Distribution fees payable- Class IA	501	—	—	501
Trustees’ fees payable	391	—	—	391
Accrued expenses	124,245	54,564	—	178,809

Total liabilities	8,549,293	78,863	367,207,064	375,835,220

NET ASSETS	$710,893,535	$32,333,426	$(367,207,064)	$376,019,897

Net assets were comprised of:
Paid in capital	$564,319,007	$25,538,807	$(367,207,064)	$222,650,750
Total distributable earnings (loss)	146,574,528	6,794,619	—	153,369,147

Net Assets	$710,893,535	$32,333,426	$(367,207,064)	$376,019,897

	EQ/Templeton Global Equity Managed Volatility	1290 VT SmartBeta Equity	Adjustment		1290 VT SmartBeta Equity Combined Pro Forma
Class IA Shares:
Net Assets	$2,405,857	—	$(2,405,857	) b	$—
Shares outstanding	203,131	—	(203,131	) a	$—
Net asset value, offering and redemption price per share	$11.84	—			$—
Class IB Shares:
Net Assets	$313,597,745	21,946,733	2,405,857	b	$337,950,335
Shares outstanding	26,472,740	1,522,144	(4,555,902	) a	$23,438,982
Net asset value, offering and redemption price per share	$11.85	14.42			$14.42
Class K Shares:
Net Assets	$394,889,933	10,386,693	(367,207,064	) b	$38,069,562
Shares outstanding	33,346,845	720,158	(31,427,462	) a,c	$2,639,541
Net asset value, offering and redemption price per share	$11.84	14.42			$14.42
(x) Includes value of securities on loan of:	$7,750,073	$23,796	$—		$7,773,869

a	Reflects adjustments for retired shares of the acquired Portfolio.
b	Reflects the transfer of assets from Class IA shares of the Acquired Portfolio to Class IB shares of the Acquiring Portfolio.
c	Reflects an adjustment made for Franklin Templeton Allocation Portfolio redeeming shares out of Templeton Global Equity Managed Volatility Portfolio.

EQ ADVISORS TRUST

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

	EQ/Templeton Global Equity Managed Volatility	1290 VT SmartBeta Equity	Adjustment		1290 VT SmartBeta Equity Combined Pro Forma
Dividend income received from affiliates	$47,134	$—	$—		$47,134
Foreign withholding tax	$1,189,722	$41,084	$—		$1,230,806
INVESTMENT INCOME
Dividends	$19,273,993	$622,958	$—		$19,896,951
Interest	699,701	3,497	—		703,198
Securities lending (net)	135,651	3,510	—		139,161

Total income	20,109,345	629,965	—		20,739,310

EXPENSES
Investment management fees	4,835,114	186,175	(2,568,925	) a	2,452,364
Administrative fees	850,901	30,025	(548,342	) b	332,584
Distribution fees — Class IB	761,032	43,305	—		804,337
Custodian fees	190,000	27,200	(169,417	) b	47,783
Professional fees	101,875	50,750	(93,617	) b	59,008
Printing and mailing expenses	62,010	23,045	(42,549	) b	42,506
Trustees’ fees	22,191	805	(11,469	) b	11,527
Distribution fees — Class IA	6,106	—	—		6,106
Miscellaneous	76,378	10,497	(76,378	) b	10,497

Gross expenses	6,905,607	371,802	(3,510,697)		3,766,712
Less: Waiver from investment manager	(265,324)	(88,977)	354,301	c	—

Net expenses	6,640,283	282,825	(3,156,396)		3,766,712

NET INVESTMENT INCOME (LOSS)	13,469,062	347,140	3,156,396		16,972,598

Realized gain (loss) from affiliates	$110,091	$—	$—		$110,091
Net of India tax on realized gain of investments	$12,057	$—	$—		$12,057
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	38,017,651	535,118	—		38,552,769
Futures	12,164,670	—	—		12,164,670
Forward foreign currency contracts	(21,957)	—	—		(21,957)
Foreign currency transactions	(63,295)	(1,539)	—		(64,834)

Net realized gain (loss)	50,097,069	533,579	—		50,630,648

Change in Unrealized gain (loss) from affiliates	$220,937	$—	$—		220,937
Net of India tax on unrealized appreciation on investments	$188,924	$—	$—		188,924
Change in unrealized appreciation (depreciation) on:
Investments in securities	65,752,181	5,209,553	—		70,961,734
Futures	2,142,112	—	—		2,142,112
Forward foreign currency contracts	78	—	—		78
Foreign currency translations	199,205	611	—		199,816

Net change in unrealized appreciation (depreciation)	68,093,576	5,210,164	—		73,303,740

NET REALIZED AND UNREALIZED GAIN (LOSS)	118,190,645	5,743,743	—		123,934,388

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$131,659,707	$6,090,883	$3,156,396		$140,906,986

a	Reflects adjustment for new fee structure
b	Reflects adjustment in expenses due to elimination of duplicative expenses
c	Reflects elimination of waiver due to expense adjustment

Note that the Reorganization expenses for the EQ/Templeton Global Equity Managed Volatility Portfolio, which is estimated to be $123,418, exceeds the expense limit for the Portfolio and will be paid by FMG LLC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

As of December 31, 2019

NOTE 1 — BASIS OF COMBINATION AND SIGNIFICANT ACCOUNTING POLICIES:

EQ Advisors Trust (the “Trust’) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the investment company act of 1940, as amended, as an open-end management investment company with numerous portfolios. The Board of Trustees (the “Board”) of the Trust approved a proposed Agreement and Plan of Reorganization and Termination (“Reorganization Plan”) on December 4-5, 2019 that provides for the transfer of all assets of the EQ/Templeton Global Equity Managed Volatility Portfolio (the “Acquired Portfolio”) to the 1290 VT SmartBeta Equity Portfolio, a series of the Trust, and the assumption by 1290 VT SmartBeta Equity Portfolio of all of the liabilities of the Acquired Portfolio in exchange for shares of the 1290 VT SmartBeta Equity Portfolio having an aggregate value equal to the net assets of the Acquired Portfolio, the distribution of the 1290 VT SmartBeta Equity Portfolio shares to the Acquired Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Acquired Portfolio.

The Acquired Portfolio’s annual contractual management fee equals 0.700% of average daily net assets for the first $750 million, 0.665% of average daily net assets for the next $750 million, 0.635% of average daily net assets for the next $1 billion, 0.610% of average daily net assets for the next $2.5 billion and 0.560% of average daily net assets thereafter. 1290 VT SmartBeta Equity Portfolio’s annual contractual management fee equals 0.700% of average daily net assets for the first $750 million, 0.650% of average daily net assets for the next $750 million, 0.625% of average daily net assets for the next $1 billion, 0.600% of the average daily net assets for the next $2.5 billion, and 0.575% of average daily net assets thereafter. The Reorganization Plan is subject to the approval of the Acquired Portfolio’s shareholders. A special meeting of shareholders of the Acquired Portfolio will be held on or about May 22, 2020.

The Reorganizations of the Acquired Portfolio into the 1290 VT SmartBeta Equity Portfolio will be accounted for as a taxable reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2019. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of the 1290 VT SmartBeta Equity Portfolio and the Acquired Portfolio at December 31, 2019. The unaudited pro forma combined statement of operations reflects the results of operations of the 1290 VT SmartBeta Equity Portfolio as if it had acquired the Acquired Portfolio at the beginning of the year ended December 31, 2019. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will not be carried forward to the surviving entity and results of operations of the 1290 VT SmartBeta Equity Portfolio for pre-combination periods will not be restated. The adjustments to the Statement of Assets and Liabilities give effect to all events that are directly attributable to this transaction. The adjustments to the “Statement of Assets and Liabilities” give effect to all events that are directly attributable to this transaction.

The unaudited pro forma combined portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information, each of the Portfolios has substantially the same significant policies as detailed in the historical financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganization, the 1290 VT SmartBeta Equity Portfolio is the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies.” The legal survivor normally is considered the accounting survivor of a reorganization. In this case, the 1290 VT SmartBeta Equity Portfolio is the legal survivor. Other criteria include:

a.)	Portfolio Management — The merged entity will be managed by the Manager, Advisers and portfolio managers to the 1290 VT SmartBeta Equity Portfolio in a manner consistent with the current management style.

b.)	Portfolio Composition — The merged entity’s portfolio holdings are expected to be consistent with the 1290 VT SmartBeta Equity Portfolio current investment strategies and will more closely resemble the current portfolio holdings of the 1290 VT SmartBeta Equity Portfolio than those of the Acquired Portfolio.

c.)	Investment Objective, Policies and Restrictions — The merged entity’s investment objective, policies and fundamental and non-fundamental investment restrictions will be the same as the 1290 VT SmartBeta Equity Portfolio’s current investment objective, policies and fundamental and non-fundamental investment restrictions.

d.)	Expense Structure and Expense Ratios — The merged entity’s expense structure will be the same as that of 1290 VT SmartBeta Equity Portfolio. The expense ratio of the merged entity will be the same as that of the 1290 VT SmartBeta Equity Portfolio and lower than the Acquired Portfolio.

e.)	Asset Size — The 1290 VT SmartBeta Equity Portfolio is significantly smaller than the Acquired Portfolio.

NOTE 2 — SHARES:

The unaudited pro forma net asset value per share assumes retired common shares of beneficial interest issued in connection with the proposed acquisition of the Acquired Portfolio by the 1290 VT SmartBeta Equity Portfolio as of December 31, 2019. The number of shares retired was calculated based on the net assets of the Acquired Portfolio and net asset value per share of the 1290 VT SmartBeta Equity Portfolio at December 31, 2019.

NOTE 3 — VALUATION:

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are generally valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio will be valued at the net asset value (“NAV”) of the shares of such funds as described in the underlying funds’ prospectuses.

Futures contracts are generally valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign currency contracts are generally valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency rates gathered from leading market makers and foreign currency trading centers throughout the world in making evaluations. Forward currency contracts may be settled with the counterparty in U.S. dollars without the delivery of foreign currency.

During the year ended December 31, 2019 the Acquired Portfolio, held forward foreign currency contracts to either gain exposure to certain currencies or enter into an economic hedge against changes in the values of securities held in the Portfolios that do not qualify for hedge accounting under Accounting Standards Codification (“ASC”) 815. The Statement of Operations for each Portfolio reflects realized gains and losses, if any, in forward currency transactions and change in unrealized gains or losses in forward foreign currency transactions. Further information on the impact of these positions on the Portfolio’s financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), which will value the assets in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board.

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Portfolio’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

NOTE 4 — FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS:

Each Portfolio, as well as the Acquiring Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Both the Acquired Portfolio and Acquiring Portfolio have no capital loss carryforwards.

The estimated percentage of the holdings of the Acquired Portfolio that will be sold in connection with its respective Reorganization is 70%. The estimated portfolio transaction costs are $300,000. These are estimated amounts and are subject to change. These amounts have not been adjusted in the pro forma Statement of Assets and Liabilities, nor Statement of Operations. Contract holders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in shares of the Acquired Portfolio will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

NOTE 5 — UNAUDITED PRO FORMA COMBINED ADJUSTMENTS:

The accompanying unaudited pro forma combined financial statements reflect changes in the 1290 VT SmartBeta Equity Portfolio’s shares as if the merger had taken place on December 31, 2019. The Acquired Portfolio will bear the expenses of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting) which are estimated at approximately $123,418. To the extent that Reorganization expenses exceed the Acquired Portfolio’s expense limitation set forth in their expense limitation arrangements, they will be paid by FMG LLC.

NOTE 6 — REIMBURSEMENT OF WAIVED FEES AND EXPENSES

Under the terms of an Expense Limitation Agreement, the Acquiring Portfolio may, at a later date, reimburse to FMG LLC the amount of management fees waived or other expenses assumed and paid for by FMG LLC pursuant to the Expense Limitation Agreement within three years of payments or waivers being recorded, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit specified in the Expense Limitation Agreement. Consequently, no reimbursement will be made unless the Acquiring Portfolio’s total annual expense ratio is less than the percentage set forth in the Expense Limitation Agreement for the period. At December 31, 2019, under the Expense Limitation Agreement the amounts that would be recoverable from the Acquiring Portfolio are as follows:

	2020	2021	2022	Total Eligible For Recoupment
1290 VT SmartBeta Equity	70,803	92,217	88,977	251,997

EQ/UBS Growth and Income Portfolio merging into EQ/Capital Guardian Research Portfolio

The following tables set forth the pro forma Portfolio of Investments as of December 31, 2019, the pro forma condensed Statement of Assets and Liabilities as of December 31, 2019, and the pro forma condensed Statement of Operations for the one year period ended December 31, 2019 for the EQ/UBS Growth and Income Portfolio (“UBS Portfolio”) and the EQ/Capital Guardian Research Portfolio, as adjusted giving effect to the Reorganization.

The pro forma Portfolio of Investments contains information about the securities holdings of the combined Portfolio as of December 31, 2019, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2019 (Unaudited)

	EQ/UBS Growth and Income	EQ/Capital Guardian Research	Pro Forma Adjustment	EQ/Capital Guardian Research Combined Pro Forma	EQ/UBS Growth and Income	EQ/Capital Guardian Research	Pro Forma Adjustment	EQ/Capital Guardian Research Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
COMMON STOCKS:
Communication Services (11.9%)
Entertainment (3.9%)
Activision Blizzard, Inc.	—	142,700	—	142,700	—	8,479,234	—	8,479,234
Electronic Arts, Inc.*	7,627	—	—	7,627	819,979	—	—	819,979
Madison Square Garden Co. (The), Class A*	4,304	—	—	4,304	1,266,194	—	—	1,266,194
Netflix, Inc.*	3,553	17,350	—	20,903	1,149,644	5,613,939	—	6,763,583
Take-Two Interactive Software, Inc.*	5,738	—	—	5,738	702,503	—	—	702,503
Walt Disney Co. (The)	20,451	—	—	20,451	2,957,828	—	—	2,957,828

					6,896,148	14,093,173	—	20,989,321

Interactive Media & Services (4.7%)
Alphabet, Inc., Class A*	—	68	—	68	—	91,079	—	91,079
Alphabet, Inc., Class C*	—	7,699	—	7,699	—	10,293,717	—	10,293,717
Facebook, Inc., Class A*	15,206	51,645	—	66,851	3,121,032	10,600,137	—	13,721,169
Twitter, Inc.*	23,454	—	—	23,454	751,701	—	—	751,701
Yelp, Inc.*	19,539	—	—	19,539	680,543	—	—	680,543

					4,553,276	20,984,933	—	25,538,209

Media (3.0%)
Charter Communications, Inc., Class A*	—	20,413	—	20,413	—	9,901,938	—	9,901,938
Comcast Corp., Class A	—	106,865	—	106,865	—	4,805,719	—	4,805,719
ViacomCBS, Inc.	33,463	—	—	33,463	1,404,442	—	—	1,404,442

					1,404,442	14,707,657	—	16,112,099

Wireless Telecommunication Services (0.3%)
T-Mobile US, Inc.*	18,639	—	—	18,639	1,461,670	—	—	1,461,670

Total Communication Services					14,315,536	49,785,763	—	64,101,299

Consumer Discretionary (11.0%)
Auto Components (0.2%)
Aptiv plc	13,192	—	—	13,192	1,252,844	—	—	1,252,844

Distributors (0.3%)
LKQ Corp.*	47,017	—	—	47,017	1,678,507	—	—	1,678,507

Hotels, Restaurants & Leisure (5.4%)
Carnival Corp.	27,010	—	—	27,010	1,372,918	—	—	1,372,918
Chipotle Mexican Grill, Inc.*	—	9,500	—	9,500	—	7,952,545	—	7,952,545
Hilton Grand Vacations, Inc.*	—	122,260	—	122,260	—	4,204,521	—	4,204,521
Hilton Worldwide Holdings, Inc.	—	55,800	—	55,800	—	6,188,778	—	6,188,778
Wynn Resorts Ltd.	—	36,000	—	36,000	—	4,999,320	—	4,999,320
Yum! Brands, Inc.	—	45,100	—	45,100	—	4,542,923	—	4,542,923

					1,372,918	27,888,087	—	29,261,005

	EQ/UBS Growth and Income	EQ/Capital Guardian Research	Pro Forma Adjustment	EQ/Capital Guardian Research Combined Pro Forma	EQ/UBS Growth and Income	EQ/Capital Guardian Research	Pro Forma Adjustment	EQ/Capital Guardian Research Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Household Durables (0.3%)
Mohawk Industries, Inc.*	10,025	—	—	10,025	1,367,210	—	—	1,367,210

Internet & Direct Marketing Retail (2.6%)
Amazon.com, Inc.*	2,262	3,167	—	5,429	4,179,814	5,852,109	—	10,031,923
Booking Holdings, Inc.*	—	1,500	—	1,500	—	3,080,595	—	3,080,595
Wayfair, Inc., Class A*(x)	8,179	—	—	8,179	739,136	—	—	739,136

					4,918,950	8,932,704	—	13,851,654

Multiline Retail (0.4%)
Dollar Tree, Inc.*	21,267	—	—	21,267	2,000,161	—	—	2,000,161

Specialty Retail (1.0%)
Ross Stores, Inc.	—	45,300	—	45,300	—	5,273,826	—	5,273,826

Textiles, Apparel & Luxury Goods (0.8%)
NIKE, Inc., Class B	—	43,842	—	43,842	—	4,441,633	—	4,441,633

Total Consumer Discretionary					12,590,590	46,536,250	—	59,126,840

Consumer Staples (5.5%)
Food & Staples Retailing (1.1%)
Costco Wholesale Corp.	—	20,100	—	20,100	—	5,907,792	—	5,907,792

Food Products (1.2%)
Mondelez International, Inc., Class A	41,635	76,190	—	117,825	2,293,256	4,196,545	—	6,489,801

Household Products (0.7%)
Church & Dwight Co., Inc.	—	52,915	—	52,915	—	3,722,041	—	3,722,041

Personal Products (0.8%)
Estee Lauder Cos., Inc. (The), Class A	—	19,800	—	19,800	—	4,089,492	—	4,089,492

Tobacco (1.7%)
Philip Morris International, Inc.	33,921	74,900	—	108,821	2,886,338	6,373,241	—	9,259,579

Total Consumer Staples					5,179,594	24,289,111	—	29,468,705

Energy (5.0%)
Oil, Gas & Consumable Fuels (5.0%)
Apache Corp.	74,958	—	—	74,958	1,918,175	—	—	1,918,175
Chevron Corp.	—	32,875	—	32,875	—	3,961,766	—	3,961,766
Concho Resources, Inc.	—	41,800	—	41,800	—	3,660,426	—	3,660,426
ConocoPhillips	—	67,100	—	67,100	—	4,363,513	—	4,363,513
Enbridge, Inc.	—	96,400	—	96,400	—	3,833,828	—	3,833,828
EOG Resources, Inc.	—	63,200	—	63,200	—	5,293,632	—	5,293,632
Equitrans Midstream Corp.(x)	—	185,635	—	185,635	—	2,480,084	—	2,480,084
Hess Corp.	15,191	—	—	15,191	1,014,911	—	—	1,014,911
Kosmos Energy Ltd.	122,910	—	—	122,910	700,587	—	—	700,587

Total Energy					3,633,673	23,593,249	—	27,226,922

Financials (13.4%)
Banks (2.4%)
JPMorgan Chase & Co.	—	44,464	—	44,464	—	6,198,282	—	6,198,282
SVB Financial Group*	—	16,000	—	16,000	—	4,016,640	—	4,016,640
Wells Fargo & Co.	52,178	—	—	52,178	2,807,176	—	—	2,807,176

					2,807,176	10,214,922	—	13,022,098

	EQ/UBS Growth and Income	EQ/Capital Guardian Research	Pro Forma Adjustment	EQ/Capital Guardian Research Combined Pro Forma	EQ/UBS Growth and Income	EQ/Capital Guardian Research	Pro Forma Adjustment	EQ/Capital Guardian Research Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Capital Markets (4.2%)
Ameriprise Financial, Inc.	20,370	—	—	20,370	3,393,235	—	—	3,393,235
CME Group, Inc.	—	11,574	—	11,574	—	2,323,133	—	2,323,133
Intercontinental Exchange, Inc.	—	66,000	—	66,000	—	6,108,300	—	6,108,300
Moody’s Corp.	—	17,400	—	17,400	—	4,130,934	—	4,130,934
MSCI, Inc.	—	12,215	—	12,215	—	3,153,669	—	3,153,669
Nasdaq, Inc.	—	33,700	—	33,700	—	3,609,270	—	3,609,270

					3,393,235	19,325,306	—	22,718,541

Consumer Finance (0.5%)
Synchrony Financial	77,342	—	—	77,342	2,785,085	—	—	2,785,085

Insurance (6.3%)
Aon plc	—	41,258	—	41,258	—	8,593,629	—	8,593,629
Chubb Ltd.	—	32,031	—	32,031	—	4,985,945	—	4,985,945
Marsh & McLennan Cos., Inc.	41,327	54,268	—	95,595	4,604,241	6,045,998	—	10,650,239
MetLife, Inc.	44,496	—	—	44,496	2,267,961	—	—	2,267,961
Progressive Corp. (The)	39,288	—	—	39,288	2,844,059	—	—	2,844,059
RenaissanceRe Holdings Ltd.	—	23,500	—	23,500	—	4,606,470	—	4,606,470

					9,716,261	24,232,042	—	33,948,303

Total Financials					18,701,757	53,772,270	—	72,474,027

Health Care (14.2%)
Biotechnology (6.9%)
Allakos, Inc.*(x)	—	17,800	—	17,800	—	1,697,408	—	1,697,408
Alnylam Pharmaceuticals, Inc.*	4,492	—	—	4,492	517,344	—	—	517,344
Biohaven Pharmaceutical Holding Co. Ltd.*	—	101,105	—	101,105	—	5,504,156	—	5,504,156
Coherus Biosciences, Inc.*	17,554	—	—	17,554	316,060	—	—	316,060
Incyte Corp.*	11,329	33,200	—	44,529	989,248	2,899,024	—	3,888,272
Ironwood Pharmaceuticals, Inc.*	128,566	—	—	128,566	1,711,213	—	—	1,711,213
Mirati Therapeutics, Inc.*	3,245	—	—	3,245	418,151	—	—	418,151
Neurocrine Biosciences, Inc.*	—	50,000	—	50,000	—	5,374,500	—	5,374,500
Sage Therapeutics, Inc.*	—	24,700	—	24,700	—	1,783,093	—	1,783,093
Seattle Genetics, Inc.*	—	103,700	—	103,700	—	11,848,763	—	11,848,763
Ultragenyx Pharmaceutical, Inc.*	—	44,400	—	44,400	—	1,896,324	—	1,896,324
Vertex Pharmaceuticals, Inc.*	—	10,200	—	10,200	—	2,233,290	—	2,233,290

					3,952,016	33,236,558	—	37,188,574

Health Care Equipment & Supplies (2.7%)
Abbott Laboratories	—	35,000	—	35,000	—	3,040,100	—	3,040,100
Align Technology, Inc.*	4,962	—	—	4,962	1,384,596	—	—	1,384,596
Danaher Corp.	—	39,229	—	39,229	—	6,020,867	—	6,020,867
Edwards Lifesciences Corp.*	—	13,500	—	13,500	—	3,149,415	—	3,149,415
LivaNova plc*	10,200	—	—	10,200	769,386	—	—	769,386

					2,153,982	12,210,382	—	14,364,364

Health Care Providers & Services (2.8%)
Anthem, Inc.	—	13,100	—	13,100	—	3,956,593	—	3,956,593
Laboratory Corp. of America Holdings*	9,726	—	—	9,726	1,645,348	—	—	1,645,348
UnitedHealth Group, Inc.	12,195	20,100	—	32,295	3,585,086	5,908,998	—	9,494,084

					5,230,434	9,865,591	—	15,096,025

	EQ/UBS Growth and Income	EQ/Capital Guardian Research	Pro Forma Adjustment	EQ/Capital Guardian Research Combined Pro Forma	EQ/UBS Growth and Income	EQ/Capital Guardian Research	Pro Forma Adjustment	EQ/Capital Guardian Research Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Life Sciences Tools & Services (0.3%)
Bio-Rad Laboratories, Inc., Class A*	4,676	—	—	4,676	1,730,260	—	—	1,730,260

Pharmaceuticals (1.5%)
Elanco Animal Health, Inc.*	45,683	—	—	45,683	1,345,365	—	—	1,345,365
Eli Lilly & Co.	—	29,480	—	29,480	—	3,874,556	—	3,874,556
Johnson & Johnson	21,521	—	—	21,521	3,139,268	—	—	3,139,268

					4,484,633	3,874,556	—	8,359,189

Total Health Care					17,551,325	59,187,087	—	76,738,412

Industrials (9.4%)
Aerospace & Defense (3.7%)
Boeing Co. (The)	—	8,600	—	8,600	—	2,801,536	—	2,801,536
Northrop Grumman Corp.	—	12,700	—	12,700	—	4,368,419	—	4,368,419
Spirit AeroSystems Holdings, Inc., Class A	24,273	—	—	24,273	1,769,016	—	—	1,769,016
TransDigm Group, Inc.	—	12,300	—	12,300	—	6,888,000	—	6,888,000
United Technologies Corp.	—	27,825	—	27,825	—	4,167,072	—	4,167,072

					1,769,016	18,225,027	—	19,994,043

Airlines (0.5%)
Delta Air Lines, Inc.	42,955	—	—	42,955	2,512,009	—	—	2,512,009

Building Products (0.5%)
Allegion plc	12,100	—	—	12,100	1,506,934	—	—	1,506,934
Masco Corp.	25,016	—	—	25,016	1,200,518	—	—	1,200,518

					2,707,452	—	—	2,707,452

Commercial Services & Supplies (1.1%)
Stericycle, Inc.*	13,667	—	—	13,667	872,091	—	—	872,091
Waste Connections, Inc.	—	53,586	—	53,586	—	4,865,073	—	4,865,073

					872,091	4,865,073	—	5,737,164

Machinery (1.9%)
AGCO Corp.	28,901	—	—	28,901	2,232,602	—	—	2,232,602
Deere & Co.	—	14,200	—	14,200	—	2,460,292	—	2,460,292
Gardner Denver Holdings, Inc.*	61,407	—	—	61,407	2,252,409	—	—	2,252,409
Westinghouse Air Brake Technologies Corp.	—	45,355	—	45,355	—	3,528,619	—	3,528,619

					4,485,011	5,988,911	—	10,473,922

Professional Services (0.7%)
Equifax, Inc.	—	28,400	—	28,400	—	3,979,408	—	3,979,408

Road & Rail (1.0%)
CSX Corp.	—	58,100	—	58,100	—	4,204,116	—	4,204,116
Lyft, Inc., Class A*	14,107	—	—	14,107	606,883	—	—	606,883
Uber Technologies, Inc.*	25,539	—	—	25,539	759,530	—	—	759,530

					1,366,413	4,204,116	—	5,570,529

Total Industrials					13,711,992	37,262,535	—	50,974,527

	EQ/UBS Growth and Income	EQ/Capital Guardian Research	Pro Forma Adjustment	EQ/Capital Guardian Research Combined Pro Forma	EQ/UBS Growth and Income	EQ/Capital Guardian Research	Pro Forma Adjustment	EQ/Capital Guardian Research Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Information Technology (21.6%)
Electronic Equipment, Instruments & Components (1.2%)
IPG Photonics Corp.*	8,100	—	—	8,100	1,173,852	—	—	1,173,852
Trimble, Inc.*	31,753	99,000	—	130,753	1,323,783	4,127,310	—	5,451,093

					2,497,635	4,127,310	—	6,624,945

IT Services (6.7%)
Fiserv, Inc.*	—	73,100	—	73,100	—	8,452,553	—	8,452,553
Global Payments, Inc.	—	35,600	—	35,600	—	6,499,136	—	6,499,136
GoDaddy, Inc., Class A*	10,450	61,400	—	71,850	709,764	4,170,288	—	4,880,052
Jack Henry & Associates, Inc.	—	20,881	—	20,881	—	3,041,735	—	3,041,735
LiveRamp Holdings, Inc.*	27,113	55,200	—	82,313	1,303,322	2,653,464	—	3,956,786
Visa, Inc., Class A	11,840	38,464	—	50,304	2,224,736	7,227,386	—	9,452,122

					4,237,822	32,044,562	—	36,282,384

Semiconductors & Semiconductor Equipment (6.4%)
ASML Holding NV (Registered) (NYRS)	—	27,994	—	27,994	—	8,284,544	—	8,284,544
Broadcom, Inc.	—	22,388	—	22,388	—	7,075,056	—	7,075,056
Cree, Inc.*	13,954	—	—	13,954	643,977	—	—	643,977
Intel Corp.	—	69,800	—	69,800	—	4,177,530	—	4,177,530
KLA Corp.	4,299	—	—	4,299	765,953	—	—	765,953
Micron Technology, Inc.*	28,581	123,300	—	151,881	1,537,086	6,631,074	—	8,168,160
NXP Semiconductors NV	10,915	—	—	10,915	1,389,043	—	—	1,389,043
ON Semiconductor Corp.*	56,972	—	—	56,972	1,388,977	—	—	1,388,977
QUALCOMM, Inc.	—	22,900	—	22,900	—	2,020,467	—	2,020,467
Xilinx, Inc.	7,710	—	—	7,710	753,807	—	—	753,807

					6,478,843	28,188,671	—	34,667,514

Software (5.4%)
Adobe, Inc.*	—	13,700	—	13,700	—	4,518,397	—	4,518,397
CDK Global, Inc.	—	61,000	—	61,000	—	3,335,480	—	3,335,480
Microsoft Corp.	—	66,300	—	66,300	—	10,455,510	—	10,455,510
PTC, Inc.*	9,417	—		9,417	705,239	—	—	705,239
salesforce.com, Inc.*	7,633	—	—	7,633	1,241,431	—	—	1,241,431
ServiceNow, Inc.*	—	14,200	—	14,200	—	4,008,944	—	4,008,944
SVMK, Inc.*	—	241,380	—	241,380	—	4,313,460	—	4,313,460
VMware, Inc., Class A*	4,728	—	—	4,728	717,663	—	—	717,663

					2,664,333	26,631,791	—	29,296,124

Technology Hardware, Software & Peripherals (1.8%)
Apple, Inc.	—	10,138	—	10,138	—	2,977,024	—	2,977,024
NetApp, Inc.	—	81,600	—	81,600	—	5,079,600	—	5,079,600
Western Digital Corp.	22,850	—	—	22,850	1,450,289	—	—	1,450,289

					1,450,289	8,056,624	—	9,506,913

Total Information Technology					17,328,922	99,048,958	—	116,377,880

	EQ/UBS Growth and Income	EQ/Capital Guardian Research	Pro Forma Adjustment	EQ/Capital Guardian Research Combined Pro Forma	EQ/UBS Growth and Income	EQ/Capital Guardian Research	Pro Forma Adjustment	EQ/Capital Guardian Research Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Materials (1.9%)
Chemicals (1.1%)
Air Products & Chemicals, Inc.	—	18,400	—	18,400	—	4,323,816	—	4,323,816
Westlake Chemical Corp.	21,963	—	—	21,963	1,540,705	—	—	1,540,705

					1,540,705	4,323,816	—	5,864,521

Metals & Mining (0.8%)
Allegheny Technologies, Inc.*	—	131,000	—	131,000	—	2,706,460	—	2,706,460
Steel Dynamics, Inc.	49,886	—	—	49,886	1,698,119	—	—	1,698,119

					1,698,119	2,706,460	—	4,404,579

Total Materials					3,238,824	7,030,276	—	10,269,100

Real Estate (3.1%)
Equity Real Estate Investment Trusts (REITs) (3.1%)
American Tower Corp. (REIT)	—	16,595	—	16,595	—	3,813,863	—	3,813,863
Crown Castle International Corp. (REIT)	—	22,600	—	22,600	—	3,212,590	—	3,212,590
Digital Realty Trust, Inc. (REIT)	14,169	—	—	14,169	1,696,596	—	—	1,696,596
Equinix, Inc. (REIT)	—	10,100	—	10,100	—	5,895,370	—	5,895,370
Simon Property Group, Inc. (REIT)	14,855	—	—	14,855	2,212,801	—	—	2,212,801

Total Real Estate					3,909,397	12,921,823	—	16,831,220

Utilities (1.1%)
Electric Utilities (0.5%)
Edison International	—	35,100	—	35,100	—	2,646,891	—	2,646,891

Independent Power and Renewable Electricity Producers (0.6%)
AES Corp.	—	164,500	—	164,500	—	3,273,550	—	3,273,550

Total Utilities					—	5,920,441	—	5,920,441

Total Common Stocks (98.1%) (Cost $358,090,030)					110,161,610	419,347,763	—	529,509,373

SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.1%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $41,660, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $42,490. (xx)	—	41,657	—	41,657	—	41,657	—	41,657

	EQ/UBS Growth and Income	EQ/Capital Guardian Research	Pro Forma Adjustment	EQ/Capital Guardian Research Combined Pro Forma	EQ/UBS Growth and Income	EQ/Capital Guardian Research	Pro Forma Adjustment	EQ/Capital Guardian Research Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $578,165, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $589,672. (xx)	578,110	—	—	578,110	578,110	—	—	578,110
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $85,575, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $87,274. (xx)	27,986	57,576	—	85,562	27,986	57,576	—	85,562

Total Repurchase Agreement					606,096	99,233	—	705,329

Total Short-Term Investments (0.1%) (Cost $705,329)					606,096	99,233	—	705,329

Total Investments in Securities (98.3%) (Cost $258,312,115)					110,767,706	419,446,996	—	530,214,702

Other Assets less Liabilities (1.7%)					(247,549)	9,674,370	—	9,426,821

Net Assets (100.0%)					110,520,157	429,121,366	—	539,641,523

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)	At December 31, 2019, the Portfolio had loaned securities with a total value of $1,973,511. This was collateralized by $1,333,661 of various U.S. Government Treasury Securities, ranging from 0.000% – 5.375%, maturing 1/16/20 – 5/15/48 and by cash of $705,329 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

As of December 31, 2019, all securities held by the Acquired Portfolio would comply with the investment policies and restrictions of the Acquiring Portfolio.

Glossary:

NYRS — New York Registry Shares

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities			Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)			Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)			Total
	EQ/Capital Guardian Research	EQ/UBS Growth and Income	EQ/Capital Guardian Research Combined Pro Forma	EQ/Capital Guardian Research	EQ/UBS Growth and Income	EQ/Capital Guardian Research Combined Pro Forma	EQ/Capital Guardian Research	EQ/UBS Growth and Income	EQ/Capital Guardian Research Combined Pro Forma	EQ/Capital Guardian Research	EQ/UBS Growth and Income	EQ/Capital Guardian Research Combined Pro Forma
Assets:
Common Stocks
Communication Services	$49,785,763	$14,315,536	$64,101,299	$—	$—	$—	$—	$—	$—	$49,785,763	$14,315,536	$64,101,299
Consumer Discretionary	46,536,250	12,590,590	59,126,840	—	—	—	—	—	—	46,536,250	12,590,590	59,126,840
Consumer Staples	24,289,111	5,179,594	29,468,705	—	—	—	—	—	—	24,289,111	5,179,594	29,468,705
Energy	23,593,249	3,633,673	27,226,922	—	—	—	—	—	—	23,593,249	3,633,673	27,226,922
Financials	53,772,270	18,701,757	72,474,027	—	—	—	—	—	—	53,772,270	18,701,757	72,474,027
Health Care	59,187,087	17,551,325	76,738,412	—	—	—	—	—	—	59,187,087	17,551,325	76,738,412
Industrials	37,262,535	13,711,992	50,974,527	—	—	—	—	—	—	37,262,535	13,711,992	50,974,527
Information Technology	99,048,958	17,328,922	116,377,880	—	—	—	—	—	—	99,048,958	17,328,922	116,377,880
Materials	7,030,276	3,238,824	10,269,100	—	—	—	—	—	—	7,030,276	3,238,824	10,269,100
Real Estate	12,921,823	3,909,397	16,831,220	—	—	—	—	—	—	12,921,823	3,909,397	16,831,220
Utilities	5,920,441	—	5,920,441	—	—	—	—	—	—	5,920,441	—	5,920,441
Short-Term Investments
Repurchase Agreements	—	—	—	99,233	606,096	705,329	—	—	—	99,233	606,096	705,329

Total Assets	$419,347,763	$110,161,610	$529,509,373	$99,233	$606,096	$705,329	$—	$—	$—	$419,446,996	$110,767,706	$530,214,702

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total	$419,347,763	$110,161,610	$529,509,373	$99,233	$606,096	$705,329	$—	$—	$—	$419,446,996	$110,767,706	$530,214,702

The Portfolios held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

	EQ/UBS Growth and Income	EQ/Capital Guardian Research	EQ/Capital Guardian Research Combined Pro Forma
Cost of Purchases:
Long-term investments other than U.S. government debt securities	$79,023,738	$126,658,426	$205,682,164
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$84,416,712	$169,488,767	$253,905,479

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

	EQ/UBS Growth and Income	EQ/Capital Guardian Research	EQ/Capital Guardian Research Combined Pro Forma
Aggregate gross unrealized appreciation	$24,605,321	$157,256,271	$181,861,592
Aggregate gross unrealized depreciation	(1,344,177)	(9,092,856)	(10,437,033)

Net unrealized appreciation	$23,261,144	$148,163,415	$171,424,559

Federal income tax cost of investments in securities and derivative instruments, if applicable	$87,506,562	$271,283,581	$358,790,143

EQ ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019 (Unaudited)

	EQ/UBS Growth and Income	EQ/Capital Guardian Research	Pro Forma Adjustment		EQ/Capital Guardian Research Combined Pro Forma
Investments in Securities at Cost, Unaffiliated Issuers	$86,829,161	$271,260,869	$—		$358,090,030
Investments in Securities at Cost, Repurchase Agreements	$606,096	$99,233	$—		$705,329
ASSETS
Investments in Securities at Value, Unaffiliated Issuers (x)	$110,161,610	$419,347,763	$—		$529,509,373
Investments in Securities at Value, Repurchase Agreements	606,096	99,233	—		705,329
Cash	701,358	9,573,279	—		10,274,637
Dividends, interest, and other receivables	105,147	650,802	—		755,949
Receivable for securities sold	78,876	—	—		78,876
Receivable for Portfolio shares sold	20,076	36,498	—		56,574
Securities lending income receivable	41	964	—		1,005
Other assets	431	1,748	—		2,179

Total assets	111,673,635	429,710,287	—		541,383,922

LIABILITIES
Payable for return of collateral on securities loaned	606,096	99,233	—		705,329
Payable for securities purchased	296,153	10,940	—		307,093
Investment management fees payable	55,978	207,706	—		263,684
Payable for Portfolio shares redeemed	112,238	51,857	—		164,095
Distribution fees payable- Class IB	23,123	79,483	—		102,606
Administrative fees payable	8,824	34,148	—		42,972
Distribution fees payable- Class IA	—	8,670	—		8,670
Trustees’ fees payable	—	2,143	—		2,143
Accrued expenses	51,066	94,741	—		145,807

Total liabilities	1,153,478	588,921	—		1,742,399

NET ASSETS	$110,520,157	$429,121,366	$—		$539,641,523

Net assets were comprised of:
Paid in capital	$81,447,326	$283,578,615	$—		$365,025,941
Total distributable earnings (loss)	29,072,831	145,542,751	—		174,615,582

Net Assets	$110,520,157	$429,121,366	$—		$539,641,523

Class IA Shares:
Net Assets	$—	$41,519,248	$—		$41,519,248
Shares outstanding	—	1,586,058	—		1,586,058
Net asset value, offering and redemption price per share	$—	$26.18			$26.18

Class IB Shares:
Net Assets	$110,520,157	$381,178,143	$—		$491,698,300
Shares outstanding	10,813,619	14,539,582	(6,597,960	)(a)	18,755,241
Net asset value, offering and redemption price per share	$10.22	$26.22			$26.22

Class K Shares:
Net Assets	$—	$6,423,975	$—		$6,423,975.00
Shares outstanding	—	246,046	—		$246,046.00
Net asset value, offering and redemption price per share	$—	$26.11			$26.11
(x) Includes value of securities on loan of:	$598,611	$1,374,900			$1,973,511
(a)	Reflects adjustments for retired shares of the acquired Portfolio.

EQ ADVISORS TRUST

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019 (Unaudited)

	EQ/UBS Growth and Income	EQ/Capital Guardian Research	Pro Forma Adjustment		EQ/Capital Guardian Research Combined Pro Forma
Dividend foreign withholding tax	$2,570	$42,480	$—		$45,050
INVESTMENT INCOME
Dividends	$1,535,213	$6,412,210	$—		$7,947,423
Interest	22,786	145,785	—		168,571
Securities lending (net)	1,616	71,378	—		72,994

Total income	1,559,615	6,629,373	—		8,188,988

EXPENSES
Investment management fees	759,100	2,648,756	(99,580	) (a)	3,308,276
Distribution fees — Class IB	253,033	905,185	—		1,158,218
Administrative fees	96,710	389,385	—		486,095
Distribution fees — Class IA	—	100,520	—		100,520
Professional fees	46,483	53,994	(44,000	) (b)	56,477
Printing and mailing expenses	26,792	45,097	—		71,889
Custodian fees	24,999	39,999	(24,999	) (b)	39,999
Trustees’ fees	3,178	12,968	—		16,146
Miscellaneous	1,752	10,358	(1,752	) (b)	10,358

Gross expenses	1,212,047	4,206,262	(170,331)		5,247,978

Less: Waiver from investment manager	(148,524)	(264,874)	108,019	(c)	(305,379)

Net expenses	1,063,523	3,941,388	(62,312)		4,942,599

NET INVESTMENT INCOME (LOSS)	496,092	2,687,985	62,312		3,246,389

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	8,118,082	36,970,153	—		45,088,235

Net realized gain (loss)	8,118,082	36,970,153	—		45,088,235

Change in unrealized appreciation (depreciation) on:
Investments in securities	22,089,995	73,474,408	—		95,564,403

Net change in unrealized appreciation (depreciation)	22,089,995	73,474,408	—		95,564,403

NET REALIZED AND UNREALIZED GAIN (LOSS)	30,208,077	110,444,561	—		140,652,638

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,704,169	$113,132,546	$62,312		$143,899,027

(a)	Reflects adjustment for new fee structure
(b)	Reflects adjustment in expenses due to elimination of duplicative expenses
(c)	Reflects adjustment of waiver due to the effects of the expense limitation rate of EQ/Capital Guardian Research Portfolio.

Note that the Reorganization expenses for the UBS Portfolio, which is estimated to be $39,870, exceeds the expense limit for the Portfolio and will be paid by FMG LLC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

As of December 31, 2019

NOTE 1 — BASIS OF COMBINATION AND SIGNIFICANT ACCOUNTING POLICIES:

EQ Advisors Trust (the “Trust’) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the investment company act of 1940, as amended, as an open-end management investment company with numerous portfolios. The Board of Trustees (the “Board”) of the Trust approved a proposed Agreement and Plan of Reorganization and Termination (“Reorganization Plan”) on December 4-5, 2019 that provides for the transfer of all assets of the EQ/UBS Growth and Income Portfolio (the “Acquired Portfolio”) to the EQ/Capital Guardian Research Portfolio, a series of the Trust, and the assumption by EQ/Capital Guardian Research Portfolio of all of the liabilities of the Acquired Portfolio in exchange for shares of the EQ/Capital Guardian Research Portfolio having an aggregate value equal to the net assets of the Acquired Portfolio, the distribution of the EQ/Capital Guardian Research Portfolio shares to the Acquired Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Acquired Portfolio.

The Acquired Portfolio’s annual contractual management fee equals 0.750% of average daily net assets for the first $750 million, 0.700% of average daily net assets for the next $750 million, 0.675% of average daily net assets for the next $1 billion, 0.650% of average daily net assets for the next $2.5 billion and 0.625% of average daily net assets thereafter. EQ/Capital Guardian Research Portfolio’s annual contractual management fee equals 0.650% of average daily net assets for the first $750 million, 0.600% of average daily net assets for the next $750 million, 0.575% of average daily net assets for the next $1 billion, 0.550% of the average daily net assets for the next $2.5 billion, and 0.525% of average daily net assets thereafter. The Reorganization Plan is subject to the approval of the Acquired Portfolio’s shareholders. A special meeting of shareholders of the Acquired Portfolio will be held on or about May 22, 2020.

The Reorganizations of the Acquired Portfolio into the EQ/Capital Guardian Research Portfolio will be accounted for as a tax free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2019. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of the EQ/Capital Guardian Research Portfolio and the Acquired Portfolio at December 31, 2019. The unaudited pro forma combined statement of operations reflects the results of operations of the EQ/Capital Guardian Research Portfolio as if it had acquired the Acquired Portfolio at the beginning of the year ended December 31, 2019. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the EQ/Capital Guardian Research Portfolio for pre-combination periods will not be restated. The adjustments to the Statement of Assets and Liabilities give effect to all events that are directly attributable to this transaction.

The unaudited pro forma combined portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information, each of the Portfolios has substantially the same significant policies as detailed in the historical financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganization, the EQ/Capital Guardian Research Portfolio is the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies.” The legal survivor normally is considered the accounting survivor of a reorganization. In this case, the EQ/Capital Guardian Research Portfolio is the legal survivor. Other criteria include:

a.)	Portfolio Management — The merged entity will be managed by the Manager, Advisers and portfolio managers to the EQ/Capital Guardian Research Portfolio in a manner consistent with the current management style.

b.)	Portfolio Composition — The merged entity’s portfolio holdings are expected to be consistent with the EQ/Capital Guardian Research Portfolio’s current investment strategies and will more closely resemble the current portfolio holdings of the EQ/Capital Guardian Research Portfolio than those of the Acquired Portfolio.

c.)	Investment Objective, Policies and Restrictions — The merged entity’s investment objective, policies and fundamental and non-fundamental investment restrictions will be the same as the EQ/Capital Guardian Research Portfolio’s current investment objective, policies and fundamental and non-fundamental investment restrictions.

d.)	Expense Structure and Expense Ratios — The merged entity’s expense structure will be the same as that of EQ/Capital Guardian Research Portfolio. The expense ratio of the merged entity will be the same as that of the EQ/Capital Guardian Research Portfolio and lower than the Acquired Portfolio.

e.)	Asset Size — The EQ/Capital Guardian Research Portfolio is significantly larger than the Acquired Portfolio.

NOTE 2 — SHARES:

The unaudited pro forma net asset value per share assumes retired common shares of beneficial interest issued in connection with the proposed acquisition of the Acquired Portfolio by the EQ/Capital Guardian Research Portfolio as of December 31, 2019. The number of shares retired was calculated based on the net assets of the Acquired Portfolio and net asset value per share of the EQ/Capital Guardian Research Portfolio at December 31, 2019.

NOTE 3 — VALUATION:

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio will be valued at the net asset value (“NAV”) of the shares of such funds as described in the underlying funds’ prospectuses.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), which will value the assets in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board.

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub- Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Portfolio’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

NOTE 4 — FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS:

Each Portfolio, as well as the Acquiring Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Both the Acquired Portfolio and Acquiring Portfolio have no capital loss carry forwards.

The estimated percentage of the holdings of the Acquired Portfolio that will be sold in connection with its respective Reorganization is 84% The estimated portfolio transaction costs are $45,878. These are estimated amounts and are subject to change. These amounts have not been adjusted in the pro forma Statement of Assets and Liabilities, nor Statement of Operations. Contract holders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in shares of the Acquired Portfolio will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

NOTE 5 — UNAUDITED PRO FORMA COMBINED ADJUSTMENTS:

The accompanying unaudited pro forma combined financial statements reflect changes in the EQ/Capital Guardian Research Portfolio’s shares as if the merger had taken place on December 31, 2019. The Acquired Portfolio will bear the expenses of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting) which are estimated at approximately $39,870. To the extent that Reorganization expenses exceed the Acquired Portfolio’s expense limitation set forth in their expense limitation arrangements, they will be paid by FMG LLC.

NOTE 6 — REIMBURSEMENT OF WAIVED FEES AND EXPENSES

Under the terms of an Expense Limitation Agreement, the Acquiring Portfolio may, at a later date, reimburse to FMG LLC the amount of management fees waived or other expenses assumed and paid for by FMG LLC pursuant to the Expense Limitation Agreement within three years of payments or waivers being recorded, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit specified in the Expense Limitation Agreement. Consequently, no reimbursement will be made unless the Acquiring Portfolio’s total annual expense ratio is less than the percentage set forth in the Expense Limitation Agreement for the period. At December 31, 2019, under the Expense Limitation Agreement the amounts that would be recoverable from the Acquiring Portfolio are as follows:

	2020	2021	2022	Total Eligible For Recoupment
EQ/Capital Guardian Research	250,271	270,835	264,874	785,980

Multimanager Mid Cap Growth Portfolio merging into EQ/Janus Enterprise Portfolio

The following tables set forth the pro forma Portfolio of Investments as of December 31, 2019, the pro forma condensed Statement of Assets and Liabilities as of December 31, 2019, and the pro forma condensed Statement of Operations for the one year period ended December 31, 2019 for the Multimanager Mid Cap Growth Portfolio (“Mid Cap Growth Portfolio”) and the EQ/Janus Enterprise Portfolio, as adjusted giving effect to the Reorganization.

The pro forma Portfolio of Investments contains information about the securities holdings of the combined Portfolio as of December 31, 2019, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2019 (Unaudited)

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
COMMON STOCKS:
Communication Services (1.7%)
Diversified Telecommunication Services (0.1%)
Anterix, Inc.*	546	—	—	546	23,593	—	—	23,593
Bandwidth, Inc., Class A*	693	—	—	693	44,387	—	—	44,387
Cogent Communications Holdings, Inc.	2,148	—	—	2,148	141,360	—	—	141,360
IDT Corp., Class B*	631	—	—	631	4,549	—	—	4,549
Ooma, Inc.*	1,060	—	—	1,060	14,024	—	—	14,024
ORBCOMM, Inc.*	3,068	—	—	3,068	12,916	—	—	12,916
Pareteum Corp.(x)*	2,486	—	—	2,486	1,087	—	—	1,087
Vonage Holdings Corp.*	7,841	—	—	7,841	58,102	—	—	58,102
Zayo Group Holdings, Inc.*	11,413	—	—	11,413	395,460	—	—	395,460

					695,478	—	—	695,478

Entertainment (0.8%)
Eros International plc*	252	—	—	252	854	—	—	854
Glu Mobile, Inc.*	5,984	—	—	5,984	36,203	—	—	36,203
IMAX Corp.*	10,602	—	—	10,602	216,599	—	—	216,599
Liberty Media Corp.-Liberty Braves, Class A*	530	—	—	530	15,714	—	—	15,714
Liberty Media Corp.-Liberty Braves, Class C*	1,859	—	—	1,859	54,915	—	—	54,915
Liberty Media Corp.-Liberty Formula One, Class C*	—	138,407	—	138,407	—	6,361,878	—	6,361,878
LiveXLive Media, Inc.(x)*	1,513	—	—	1,513	2,338	—	—	2,338
Madison Square Garden Co. (The), Class A*	86	—	—	86	25,300	—	—	25,300
Roku, Inc.*	11,026	—	—	11,026	1,476,382	—	—	1,476,382
Rosetta Stone, Inc.*	168	—	—	168	3,048	—	—	3,048
Spotify Technology SA*	9,840	—	—	9,840	1,471,572	—	—	1,471,572
Take-Two Interactive Software, Inc.*	2,659	—	—	2,659	325,541	—	—	325,541
World Wrestling Entertainment, Inc., Class A(x)	2,218	—	—	2,218	143,882	—	—	143,882
Zynga, Inc., Class A*	9,606	—	—	9,606	58,789	—	—	58,789

					3,831,137	6,361,878	—	10,193,015

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Interactive Media & Services (0.1%)
Care.com, Inc.*	1,026	—	—	1,026	15,421	—	—	15,421
Cargurus, Inc.*	3,799	—	—	3,799	133,649	—	—	133,649
Cars.com, Inc.*	469	—	—	469	5,731	—	—	5,731
Eventbrite, Inc., Class A(x)*	1,887	—	—	1,887	38,061	—	—	38,061
EverQuote, Inc., Class A(x)*	439	—	—	439	15,080	—	—	15,080
Liberty TripAdvisor Holdings, Inc., Class A*	3,748	—	—	3,748	27,548	—	—	27,548
Meet Group, Inc. (The)*	2,402	—	—	2,402	12,034	—	—	12,034
Pinterest, Inc., Class A*	31,668	—	—	31,668	590,291	—	—	590,291
QuinStreet, Inc.*	2,336	—	—	2,336	35,764	—	—	35,764
Travelzoo*	307	—	—	307	3,285	—	—	3,285
TripAdvisor, Inc.	4,767	—	—	4,767	144,821	—	—	144,821
TrueCar, Inc.*	4,581	—	—	4,581	21,760	—	—	21,760
Yelp, Inc.*	11,905	—	—	11,905	414,651	—	—	414,651

					1,458,096	—	—	1,458,096

Media (0.8%)
AMC Networks, Inc., Class A*	2,169	—	—	2,169	85,675	—	—	85,675
Boston Omaha Corp., Class A(x)*	370	—	—	370	7,785	—	—	7,785
Cable One, Inc.	221	—	—	221	328,952	—	—	328,952
Cardlytics, Inc.*	701	—	—	701	44,065	—	—	44,065
Central European Media Enterprises Ltd., Class A*	4,552	—	—	4,552	20,621	—	—	20,621
Clear Channel Outdoor Holdings, Inc.*	496	—	—	496	1,418	—	—	1,418
Entravision Communications Corp., Class A	603	—	—	603	1,580	—	—	1,580
Fluent, Inc.(x)*	2,032	—	—	2,032	5,080	—	—	5,080
Gray Television, Inc.*	1,907	—	—	1,907	40,886	—	—	40,886
Hemisphere Media Group, Inc.*	794	—	—	794	11,791	—	—	11,791
Interpublic Group of Cos., Inc. (The)	1,838	—	—	1,838	42,458	—	—	42,458
Loral Space & Communications, Inc.*	662	—	—	662	21,396	—	—	21,396
MDC Partners, Inc., Class A*	3,008	—	—	3,008	8,362	—	—	8,362
Meredith Corp.	2,025	—	—	2,025	65,752	—	—	65,752
National CineMedia, Inc.	361	—	—	361	2,632	—	—	2,632
New York Times Co. (The), Class A	1,584	—	—	1,584	50,957	—	—	50,957

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Nexstar Media Group, Inc., Class A	1,742	—	—	1,742	204,249	—	—	204,249
Omnicom Group, Inc.	—	114,395	—	114,395	—	9,268,283	—	9,268,283
Sinclair Broadcast Group, Inc., Class A	2,962	—	—	2,962	98,753	—	—	98,753
TechTarget, Inc.*	1,171	—	—	1,171	30,563	—	—	30,563

					1,072,975	9,268,283	—	10,341,258

Wireless Telecommunication Services (0.0%)
Boingo Wireless, Inc.*	2,241	—	—	2,241	24,539	—	—	24,539
Gogo, Inc.(x)*	2,803	—	—	2,803	17,939	—	—	17,939
Shenandoah Telecommunications Co.	2,444	—	—	2,444	101,695	—	—	101,695

					144,173	—	—	144,173

Total Communication Services					7,201,859	15,630,161	—	22,832,020

Consumer Discretionary (9.3%)
Auto Components (0.4%)
Dorman Products, Inc.*	1,379	—	—	1,379	104,418	—	—	104,418
Fox Factory Holding Corp.*	1,878	—	—	1,878	130,652	—	—	130,652
Gentherm, Inc.*	1,681	—	—	1,681	74,620	—	—	74,620
LCI Industries	1,214	—	—	1,214	130,056	—	—	130,056
Standard Motor Products, Inc.	228	—	—	228	12,134	—	—	12,134
Stoneridge, Inc.*	157	—	—	157	4,603	—	—	4,603
Visteon Corp.*	—	60,301	—	60,301	—	5,221,464	—	5,221,464

					456,483	5,221,464	—	5,677,947

Automoblies (0.0%)
Winnebago Industries, Inc.	1,130	—	—	1,130	59,867	—	—	59,867

Distributors (0.0%)
Core-Mark Holding Co., Inc.	2,318	—	—	2,318	63,026	—	—	63,026
Funko, Inc., Class A(x)*	1,129	—	—	1,129	19,374	—	—	19,374
Greenlane Holdings, Inc., Class A(x)*	300	—	—	300	977	—	—	977
Pool Corp.	1,955	—	—	1,955	415,203	—	—	415,203

					498,580	—	—	498,580

Diversified Consumer Services (1.7%)
Bright Horizons Family Solutions, Inc.*	7,518	—	—	7,518	1,129,880	—	—	1,129,880
Career Education Corp.*	3,554	—	—	3,554	65,358	—	—	65,358

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Chegg, Inc.*	20,899	—	—	20,899	792,281	—	—	792,281
Collectors Universe, Inc.	385	—	—	385	8,874	—	—	8,874
frontdoor, Inc.*	—	154,072	—	154,072	—	7,306,094	—	7,306,094
Grand Canyon Education, Inc.*	8,788	—	—	8,788	841,802	—	—	841,802
H&R Block, Inc.	1,605	—	—	1,605	37,685	—	—	37,685
K12, Inc.*	157	—	—	157	3,195	—	—	3,195
Regis Corp.*	72	—	—	72	1,287	—	—	1,287
Select Interior Concepts, Inc., Class A*	324	—	—	324	2,913	—	—	2,913
Service Corp. International	3,219	—	—	3,219	148,171	—	—	148,171
ServiceMaster Global Holdings, Inc.*	1,101	308,147	—	309,248	42,565	11,912,963	—	11,955,528
Strategic Education, Inc.	4,450	—	—	4,450	707,105	—	—	707,105

					3,781,116	19,219,057	—	23,000,173

Hotels, Restaurants & Leisure (3.4%)
Aramark	9,256	239,017	—	248,273	401,710	10,373,338	—	10,775,048
Biglari Holdings, Inc., Class B*	40	—	—	40	4,577	—	—	4,577
BJ’s Restaurants, Inc.	904	—	—	904	34,316	—	—	34,316
Bloomin’ Brands, Inc.	4,453	—	—	4,453	98,278	—	—	98,278
Boyd Gaming Corp.	3,736	—	—	3,736	111,856	—	—	111,856
Brinker International, Inc.	1,460	—	—	1,460	61,320	—	—	61,320
Carrols Restaurant Group, Inc.*	110	—	—	110	776	—	—	776
Cheesecake Factory, Inc. (The)(x)	2,122	—	—	2,122	82,461	—	—	82,461
Chipotle Mexican Grill, Inc.*	550	—	—	550	460,411	—	—	460,411
Choice Hotels International, Inc.	720	—	—	720	74,470	—	—	74,470
Churchill Downs, Inc.	1,777	—	—	1,777	243,804	—	—	243,804
Chuy’s Holdings, Inc.*	217	—	—	217	5,625	—	—	5,625
Cracker Barrel Old Country Store, Inc.(x)	1,200	—	—	1,200	184,488	—	—	184,488
Dave & Buster’s Entertainment, Inc.	9,207	—	—	9,207	369,845	—	—	369,845
Denny’s Corp.*	2,217	—	—	2,217	44,074	—	—	44,074
Dine Brands Global, Inc.	494	—	—	494	41,259	—	—	41,259
Domino’s Pizza, Inc.	2,080	—	—	2,080	611,062	—	—	611,062
Drive Shack, Inc.*	2,870	—	—	2,870	10,504	—	—	10,504
Dunkin’ Brands Group, Inc.	3,898	188,878	—	192,776	294,455	14,267,844	—	14,562,299
Eldorado Resorts, Inc.(x)*	3,315	—	—	3,315	197,707	—	—	197,707

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Everi Holdings, Inc.*	3,488	—	—	3,488	46,844	—	—	46,844
Golden Entertainment, Inc.*	438	—	—	438	8,418	—	—	8,418
Habit Restaurants, Inc. (The), Class A*	343	—	—	343	3,577	—	—	3,577
Hilton Grand Vacations, Inc.*	607	—	—	607	20,875	—	—	20,875
Inspired Entertainment, Inc.*	409	—	—	409	2,761	—	—	2,761
Jack in the Box, Inc.	202	—	—	202	15,762	—	—	15,762
Kura Sushi USA, Inc., Class A*	87	—	—	87	2,214	—	—	2,214
Lindblad Expeditions Holdings, Inc.*	1,183	—	—	1,183	19,342	—	—	19,342
Marriott Vacations Worldwide Corp.	6,298	—	—	6,298	810,930	—	—	810,930
Monarch Casino & Resort, Inc.*	465	—	—	465	22,576	—	—	22,576
Nathan’s Famous, Inc.	63	—	—	63	4,465	—	—	4,465
Noodles & Co.(x)*	1,471	—	—	1,471	8,149	—	—	8,149
Norwegian Cruise Line Holdings Ltd.*	13,017	173,499	—	186,516	760,323	10,134,076	—	10,894,399
Papa John’s International, Inc.	1,018	—	—	1,018	64,287	—	—	64,287
Penn National Gaming, Inc.*	642	—	—	642	16,410	—	—	16,410
Planet Fitness, Inc., Class A*	23,611	—	—	23,611	1,763,269	—	—	1,763,269
PlayAGS, Inc.*	1,374	—	—	1,374	16,667	—	—	16,667
Red Rock Resorts, Inc., Class A	3,436	—	—	3,436	82,292	—	—	82,292
Ruth’s Hospitality Group, Inc.	1,335	—	—	1,335	29,056	—	—	29,056
Scientific Games Corp., Class A*	2,759	—	—	2,759	73,886	—	—	73,886
SeaWorld Entertainment, Inc.*	2,414	—	—	2,414	76,548	—	—	76,548
Shake Shack, Inc., Class A*	1,487	—	—	1,487	88,581	—	—	88,581
Six Flags Entertainment Corp.	384	—	—	384	17,322	—	—	17,322
Target Hospitality Corp.(x)*	1,701	—	—	1,701	8,505	—	—	8,505
Texas Roadhouse, Inc.	3,323	—	—	3,323	187,151	—	—	187,151
Twin River Worldwide Holdings, Inc.(x)	790	—	—	790	20,264	—	—	20,264
Vail Resorts, Inc.	3,965	—	—	3,965	950,926	—	—	950,926
Wendy’s Co. (The)	9,425	—	—	9,425	209,329	—	—	209,329
Wingstop, Inc.	8,151	—	—	8,151	702,861	—	—	702,861
Wyndham Hotels & Resorts, Inc.	1,393	—	—	1,393	87,494	—	—	87,494

					9,454,082	34,775,258	—	44,229,340

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Household Durables (0.3%)
Cavco Industries, Inc.*	429	—	—	429	83,818	—	—	83,818
Century Communities, Inc.*	579	—	—	579	15,836	—	—	15,836
GoPro, Inc., Class A(x)*	5,814	—	—	5,814	25,233	—	—	25,233
Green Brick Partners, Inc.*	102	—	—	102	1,171	—	—	1,171
Hamilton Beach Brands Holding Co., Class A	363	—	—	363	6,933	—	—	6,933
Helen of Troy Ltd.*	1,267	—	—	1,267	227,794	—	—	227,794
Hooker Furniture Corp.	48	—	—	48	1,233	—	—	1,233
Installed Building Products, Inc.*	1,123	—	—	1,123	77,341	—	—	77,341
iRobot Corp.(x)*	1,402	—	—	1,402	70,983	—	—	70,983
KB Home	879	—	—	879	30,123	—	—	30,123
La-Z-Boy, Inc.	972	—	—	972	30,599	—	—	30,599
Legacy Housing Corp.*	86	—	—	86	1,431	—	—	1,431
Lennar Corp., Class A	7,649	—	—	7,649	426,738	—	—	426,738
LGI Homes, Inc.*	1,024	—	—	1,024	72,346	—	—	72,346
Lovesac Co. (The)(x)*	446	—	—	446	7,158	—	—	7,158
M/I Homes, Inc.*	11,604	—	—	11,604	456,618	—	—	456,618
NVR, Inc.*	310	—	—	310	1,180,607	—	—	1,180,607
Purple Innovation, Inc.(x)*	61	—	—	61	531	—	—	531
Skyline Champion Corp.*	2,567	—	—	2,567	81,374	—	—	81,374
Sonos, Inc.*	3,595	—	—	3,595	56,154	—	—	56,154
Taylor Morrison Home Corp., Class A*	737	—	—	737	16,111	—	—	16,111
Tempur Sealy International, Inc.*	8,049	—	—	8,049	700,746	—	—	700,746
TopBuild Corp.*	1,678	—	—	1,678	172,968	—	—	172,968
TRI Pointe Group, Inc.*	15,500	—	—	15,500	241,490	—	—	241,490
Universal Electronics, Inc.*	628	—	—	628	32,819	—	—	32,819
ZAGG, Inc.(x)*	92	—	—	92	746	—	—	746

					4,018,901	—	—	4,018,901

Internet & Direct Marketing Retail (0.4%)
1-800-Flowers.com, Inc., Class A*	1,280	—	—	1,280	18,560	—	—	18,560
Duluth Holdings, Inc., Class B(x)*	573	—	—	573	6,034	—	—	6,034
Etsy, Inc.*	5,957	—	—	5,957	263,895	—	—	263,895
Groupon, Inc.*	23,336	—	—	23,336	55,773	—	—	55,773
Grubhub, Inc.(x)*	4,621	—	—	4,621	224,765	—	—	224,765
Leaf Group Ltd.*	542	—	—	542	2,168	—	—	2,168
Overstock.com, Inc.(x)*	223	—	—	223	1,572	—	—	1,572
PetMed Express, Inc.(x)	306	—	—	306	7,197	—	—	7,197

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Quotient Technology, Inc.*	419	—	—	419	4,131	—	—	4,131
RealReal, Inc. (The)(x)*	10,320	—	—	10,320	194,532	—	—	194,532
Revolve Group, Inc.(x)*	8,300	—	—	8,300	152,388	—	—	152,388
Rubicon Project, Inc. (The)*	1,667	—	—	1,667	13,603	—	—	13,603
Shutterstock, Inc.*	986	—	—	986	42,280	—	—	42,280
Stitch Fix, Inc., Class A(x)*	1,786	—	—	1,786	45,829	—	—	45,829
Waitr Holdings, Inc.(x)*	531	—	—	531	171	—	—	171
Wayfair, Inc., Class A(x)*	4,492	36,300	—	40,792	405,942	3,280,431	—	3,686,373

					1,438,840	3,280,431	—	4,719,271

Leisure Products (0.1%)
BRP, Inc.	9,777	—	—	9,777	445,426	—	—	445,426
Clarus Corp.	421	—	—	421	5,709	—	—	5,709
Johnson Outdoors, Inc., Class A	164	—	—	164	12,579	—	—	12,579
Malibu Boats, Inc., Class A*	1,070	—	—	1,070	43,816	—	—	43,816
Marine Products Corp.	346	—	—	346	4,982	—	—	4,982
MasterCraft Boat Holdings, Inc.*	979	—	—	979	15,419	—	—	15,419
Mattel, Inc.(x)*	11,928	—	—	11,928	161,624	—	—	161,624
Peloton Interactive, Inc., Class A(x)*	12,100	—	—	12,100	343,640	—	—	343,640
Polaris, Inc.	2,604	—	—	2,604	264,827	—	—	264,827
Sturm Ruger & Co., Inc.	788	—	—	788	37,060	—	—	37,060
YETI Holdings, Inc.(x)*	15,635	—	—	15,635	543,785	—	—	543,785

					1,878,867	—	—	1,878,867

Multiline Retail (0.0%)
Nordstrom, Inc.	5,439	—	—	5,439	222,618	—	—	222,618
Ollie’s Bargain Outlet Holdings, Inc.*	2,657	—	—	2,657	173,529	—	—	173,529

					396,147	—	—	396,147

Specialty Retail (1.7%)
Aaron’s, Inc.	3,012	—	—	3,012	172,015	—	—	172,015
American Eagle Outfitters, Inc.	7,042	—	—	7,042	103,517	—	—	103,517
America’s Car-Mart, Inc.*	322	—	—	322	35,311	—	—	35,311
Asbury Automotive Group, Inc.*	986	—	—	986	110,225	—	—	110,225
At Home Group, Inc.*	171	—	—	171	940	—	—	940
Boot Barn Holdings, Inc.*	9,366	—	—	9,366	417,068	—	—	417,068
Burlington Stores, Inc.*	10,894	—	—	10,894	2,484,160	—	—	2,484,160

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Camping World Holdings, Inc., Class A(x)	1,694	—	—	1,694	24,970	—	—	24,970
CarMax, Inc.*	—	84,903	—	84,903	—	7,443,446	—	7,443,446
Carvana Co.*	2,299	—	—	2,299	211,623	—	—	211,623
Children’s Place, Inc. (The)(x)	747	—	—	747	46,702	—	—	46,702
Designer Brands, Inc., Class A	1,187	—	—	1,187	18,683	—	—	18,683
Five Below, Inc.*	14,487	—	—	14,487	1,852,308	—	—	1,852,308
Floor & Decor Holdings, Inc., Class A*	17,837	—	—	17,837	906,298	—	—	906,298
Hibbett Sports, Inc.*	53	—	—	53	1,486	—	—	1,486
Hudson Ltd., Class A*	134	—	—	134	2,056	—	—	2,056
L Brands, Inc.	1,855	—	—	1,855	33,613	—	—	33,613
Lithia Motors, Inc., Class A	2,393	—	—	2,393	351,771	—	—	351,771
Lumber Liquidators Holdings, Inc.*	286	—	—	286	2,794	—	—	2,794
MarineMax, Inc.*	65	—	—	65	1,085	—	—	1,085
Monro, Inc.	1,630	—	—	1,630	127,466	—	—	127,466
Murphy USA, Inc.*	245	—	—	245	28,665	—	—	28,665
National Vision Holdings, Inc.*	21,953	—	—	21,953	711,936	—	—	711,936
Rent-A-Center, Inc.	2,391	—	—	2,391	68,956	—	—	68,956
RH(x)*	1,940	—	—	1,940	414,190	—	—	414,190
Sleep Number Corp.*	1,281	—	—	1,281	63,076	—	—	63,076
Sportsman’s Warehouse Holdings, Inc.*	34,000	—	—	34,000	273,020	—	—	273,020
Tailored Brands, Inc.(x)	2,247	—	—	2,247	9,303	—	—	9,303
Williams-Sonoma, Inc.	747	82,759	—	83,506	54,860	6,077,821	—	6,132,681
Winmark Corp.	45	—	—	45	8,923	—	—	8,923

					8,537,020	13,521,267	—	22,058,287

Textiles, Apparel & Luxury Goods (1.2%)
Capri Holdings Ltd.*	3,033	—	—	3,033	115,709	—	—	115,709
Carter’s, Inc.	3,838	—	—	3,838	419,647	—	—	419,647
Centric Brands, Inc.(x)*	843	—	—	843	1,829	—	—	1,829
Columbia Sportswear Co.	998	—	—	998	99,990	—	—	99,990
Crocs, Inc.*	3,469	—	—	3,469	145,316	—	—	145,316
Deckers Outdoor Corp.*	1,417	—	—	1,417	239,275	—	—	239,275
Gildan Activewear, Inc.	—	446,379	—	446,379	—	13,181,572	—	13,181,572
Hanesbrands, Inc.	14,185	—	—	14,185	210,647	—	—	210,647
Kontoor Brands, Inc.(x)	543	—	—	543	22,801	—	—	22,801
Oxford Industries, Inc.	334	—	—	334	25,190	—	—	25,190
Skechers U.S.A., Inc., Class A*	2,439	—	—	2,439	105,340	—	—	105,340
Steven Madden Ltd.	16,578	—	—	16,578	713,020	—	—	713,020
Superior Group of Cos., Inc.	143	—	—	143	1,936	—	—	1,936

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Under Armour, Inc., Class A*	4,374	—	—	4,374	94,478	—	—	94,478
Under Armour, Inc., Class C*	19,427	—	—	19,427	372,610	—	—	372,610
Wolverine World Wide, Inc.	1,879	—	—	1,879	63,398	—	—	63,398

					2,631,186	13,181,572	—	15,812,758

Total Consumer Discretionary					33,151,089	89,199,049	—	122,350,138

Consumer Staples (0.4%)
Beverages (0.0%)
Boston Beer Co., Inc. (The), Class A*	419	—	—	419	158,319	—	—	158,319
Celsius Holdings, Inc.(x)*	1,238	—	—	1,238	5,980	—	—	5,980
Coca-Cola Consolidated, Inc.	242	—	—	242	68,740	—	—	68,740
Craft Brew Alliance, Inc.(x)*	75	—	—	75	1,237	—	—	1,237
MGP Ingredients, Inc.(x)	670	—	—	670	32,461	—	—	32,461
National Beverage Corp.(x)*	599	—	—	599	30,561	—	—	30,561
New Age Beverages Corp.(x)*	3,735	—	—	3,735	6,798	—	—	6,798
Primo Water Corp.*	1,808	—	—	1,808	20,295	—	—	20,295

					324,391	—	—	324,391

Food & Staples Retailing (0.1%)
BJ’s Wholesale Club Holdings, Inc.*	1,961	—	—	1,961	44,593	—	—	44,593
Casey’s General Stores, Inc.	3,265	—	—	3,265	519,103	—	—	519,103
Chefs’ Warehouse, Inc. (The)*	1,245	—	—	1,245	47,447	—	—	47,447
Grocery Outlet Holding Corp.*	23,827	—	—	23,827	773,186	—	—	773,186
HF Foods Group, Inc.(x)*	386	—	—	386	7,527	—	—	7,527
Performance Food Group Co.*	5,165	—	—	5,165	265,894	—	—	265,894
PriceSmart, Inc.	100	—	—	100	7,102	—	—	7,102
Sprouts Farmers Market, Inc.*	2,885	—	—	2,885	55,825	—	—	55,825

					1,720,677	—	—	1,720,677

Food Products (0.2%)
B&G Foods, Inc.(x)	327	—	—	327	5,863	—	—	5,863
Bridgford Foods Corp.*	89	—	—	89	2,206	—	—	2,206
Calavo Growers, Inc.	826	—	—	826	74,827	—	—	74,827
Freshpet, Inc.*	1,762	—	—	1,762	104,117	—	—	104,117
Hostess Brands, Inc.*	19,600	—	—	19,600	284,984	—	—	284,984
J&J Snack Foods Corp.	763	—	—	763	140,598	—	—	140,598

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
John B Sanfilippo & Son, Inc.	446	—	—	446	40,711	—	—	40,711
Lamb Weston Holdings, Inc.	6,710	—	—	6,710	577,261	—	—	577,261
Lancaster Colony Corp.	701	—	—	701	112,230	—	—	112,230
Limoneira Co.	224	—	—	224	4,308	—	—	4,308
Nomad Foods Ltd.*	13,200	—	—	13,200	295,284	—	—	295,284
Pilgrim’s Pride Corp.*	979	—	—	979	32,028	—	—	32,028
Post Holdings, Inc.*	1,470	—	—	1,470	160,377	—	—	160,377
Sanderson Farms, Inc.	837	—	—	837	147,496	—	—	147,496
Simply Good Foods Co. (The)*	13,500	—	—	13,500	385,290	—	—	385,290
Tootsie Roll Industries, Inc.	738	—	—	738	25,195	—	—	25,195
TreeHouse Foods, Inc.*	487	—	—	487	23,620	—	—	23,620

					2,416,395	—	—	2,416,395

Household Products (0.0%)
WD-40 Co.	686	—	—	686	133,180	—	—	133,180

Personal Products (0.0%)
BellRing Brands, Inc., Class A*	5,922	—	—	5,922	126,079	—	—	126,079
elf Beauty, Inc.*	210	—	—	210	3,387	—	—	3,387
Herbalife Nutrition Ltd.*	731	—	—	731	34,847	—	—	34,847
Inter Parfums, Inc.	895	—	—	895	65,076	—	—	65,076
Lifevantage Corp.*	720	—	—	720	11,239	—	—	11,239
Medifast, Inc.(x)	551	—	—	551	60,379	—	—	60,379
Revlon, Inc., Class A(x)*	320	—	—	320	6,854	—	—	6,854
USANA Health Sciences, Inc.*	608	—	—	608	47,758	—	—	47,758
Youngevity International, Inc.(x)*	430	—	—	430	1,402	—	—	1,402

					357,021	—	—	357,021

Tobacco (0.0%)
22nd Century Group, Inc.(x)*	5,842	—	—	5,842	6,426	—	—	6,426
Turning Point Brands, Inc.(x)	428	—	—	428	12,241	—	—	12,241
Vector Group Ltd.	5,158	—	—	5,158	69,066	—	—	69,066

					87,733	—	—	87,733

Total Consumer Staples					5,039,397	—	—	5,039,397

Energy (0.1%)
Energy Equipment & Services (0.1%)
Cactus, Inc., Class A	9,333	—	—	9,333	320,309	—	—	320,309
DMC Global, Inc.(x)	723	—	—	723	32,492	—	—	32,492
FTS International, Inc.*	796	—	—	796	828	—	—	828
Liberty Oilfield Services, Inc., Class A	23,279	—	—	23,279	258,862	—	—	258,862

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
ProPetro Holding Corp.*	2,346	—	—	2,346	26,392	—	—	26,392
RigNet, Inc.*	653	—	—	653	4,310	—	—	4,310
Solaris Oilfield Infrastructure, Inc., Class A(x)	1,578	—	—	1,578	22,092	—	—	22,092
US Well Services, Inc.*	799	—	—	799	1,510	—	—	1,510

					666,795	—	—	666,795

Oil, Gas & Consumable Fuels (0.0%)
Altus Midstream Co.(x)*	2,605	—	—	2,605	7,450	—	—	7,450
Ardmore Shipping Corp.*	335	—	—	335	3,032	—	—	3,032
Brigham Minerals, Inc., Class A	590	—	—	590	12,650	—	—	12,650
Callon Petroleum Co.(x)*	58,100	—	—	58,100	280,623	—	—	280,623
CVR Energy, Inc.	636	—	—	636	25,714	—	—	25,714
Dorian LPG Ltd.*	292	—	—	292	4,520	—	—	4,520
Equitrans Midstream Corp.	1,084	—	—	1,084	14,482	—	—	14,482
Evolution Petroleum Corp.	1,271	—	—	1,271	6,952	—	—	6,952
Falcon Minerals Corp.	314	—	—	314	2,217	—	—	2,217
GasLog Ltd.	1,390	—	—	1,390	13,608	—	—	13,608
Golar LNG Ltd.	399	—	—	399	5,674	—	—	5,674
Goodrich Petroleum Corp.*	287	—	—	287	2,881	—	—	2,881
Jagged Peak Energy, Inc.(x)*	1,689	—	—	1,689	14,340	—	—	14,340
Matador Resources Co.*	575	—	—	575	10,333	—	—	10,333
NextDecade Corp.(x)*	573	—	—	573	3,518	—	—	3,518
Parsley Energy, Inc., Class A	7,885	—	—	7,885	149,105	—	—	149,105
PrimeEnergy Resources Corp.*	19	—	—	19	2,874	—	—	2,874
Ring Energy, Inc.(x)*	1,339	—	—	1,339	3,535	—	—	3,535
Rosehill Resources, Inc.*	569	—	—	569	728	—	—	728
Tellurian, Inc.(x)*	4,877	—	—	4,877	35,505	—	—	35,505
Uranium Energy Corp.(x)*	9,219	—	—	9,219	8,474	—	—	8,474

					608,215	—	—	608,215

Total Energy					1,275,010	—	—	1,275,010

Financials (11.8%)
Banks (0.7%)
Ameris Bancorp	487	—	—	487	20,717	—	—	20,717
Atlantic Capital Bancshares, Inc.*	109	—	—	109	2,000	—	—	2,000
Bank First Corp.(x)	284	—	—	284	19,883	—	—	19,883
Bank of NT Butterfield & Son Ltd. (The)	937	—	—	937	34,688	—	—	34,688
Baycom Corp.*	188	—	—	188	4,275	—	—	4,275

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Cambridge Bancorp(x)	58	—	—	58	4,649	—	—	4,649
Century Bancorp, Inc., Class A	25	—	—	25	2,249	—	—	2,249
CIT Group, Inc.	414	—	—	414	18,891	—	—	18,891
City Holding Co.	80	—	—	80	6,556	—	—	6,556
CNB Financial Corp.	77	—	—	77	2,516	—	—	2,516
Coastal Financial Corp.*	244	—	—	244	4,019	—	—	4,019
Eagle Bancorp, Inc.	104	—	—	104	5,057	—	—	5,057
Esquire Financial Holdings, Inc.*	133	—	—	133	3,467	—	—	3,467
FB Financial Corp.	413	—	—	413	16,351	—	—	16,351
Fidelity D&D Bancorp, Inc.(x)	58	—	—	58	3,608	—	—	3,608
First Capital, Inc.(x)	18	—	—	18	1,314	—	—	1,314
First Financial Bankshares, Inc.(x)	6,590	—	—	6,590	231,309	—	—	231,309
First Financial Corp.	43	—	—	43	1,966	—	—	1,966
First Foundation, Inc.	628	—	—	628	10,927	—	—	10,927
Glacier Bancorp, Inc.	589	—	—	589	27,088	—	—	27,088
Hanmi Financial Corp.	170	—	—	170	3,399	—	—	3,399
HarborOne Bancorp, Inc.*	649	—	—	649	7,132	—	—	7,132
Heritage Commerce Corp.	314	—	—	314	4,029	—	—	4,029
HomeTrust Bancshares, Inc.	271	—	—	271	7,271	—	—	7,271
Independent Bank Corp./MA	164	—	—	164	13,653	—	—	13,653
Independent Bank Corp./MI	298	—	—	298	6,750	—	—	6,750
Independent Bank Group, Inc.	436	—	—	436	24,172	—	—	24,172
Investar Holding Corp.	150	—	—	150	3,600	—	—	3,600
Lakeland Financial Corp.	917	—	—	917	44,869	—	—	44,869
Malvern Bancorp, Inc.*	94	—	—	94	2,170	—	—	2,170
Metropolitan Bank Holding Corp.*	5,000	—	—	5,000	241,150	—	—	241,150
Midland States Bancorp, Inc.	131	—	—	131	3,794	—	—	3,794
National Bank Holdings Corp., Class A	193	—	—	193	6,797	—	—	6,797
People’s Utah Bancorp	49	—	—	49	1,476	—	—	1,476
Pinnacle Financial Partners, Inc.	8,700	—	—	8,700	556,800	—	—	556,800
Preferred Bank	214	—	—	214	12,859	—	—	12,859
Prosperity Bancshares, Inc.	3,163	—	—	3,163	227,388	—	—	227,388
Reliant Bancorp, Inc.	42	—	—	42	934	—	—	934
Richmond Mutual Bancorporation, Inc.(x)*	75	—	—	75	1,197	—	—	1,197
Seacoast Banking Corp. of Florida*	415	—	—	415	12,686	—	—	12,686

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
ServisFirst Bancshares, Inc.	1,976	—	—	1,976	74,456	—	—	74,456
Signature Bank	1,318	—	—	1,318	180,052	—	—	180,052
Stock Yards Bancorp, Inc.	222	—	—	222	9,115	—	—	9,115
SVB Financial Group*	1,320	23,500	—	24,820	331,373	5,899,440	—	6,230,813
Synovus Financial Corp.	568	—	—	568	22,266	—	—	22,266
TCF Financial Corp.	10,211	—	—	10,211	477,875	—	—	477,875
TriState Capital Holdings, Inc.*	334	—	—	334	8,724	—	—	8,724
Triumph Bancorp, Inc.*	586	—	—	586	22,280	—	—	22,280
Union Bankshares, Inc.	56	—	—	56	2,030	—	—	2,030
United Community Banks, Inc.	335	—	—	335	10,345	—	—	10,345
Unity Bancorp, Inc.	49	—	—	49	1,106	—	—	1,106
Veritex Holdings, Inc.	621	—	—	621	18,090	—	—	18,090
West Bancorporation, Inc.	181	—	—	181	4,639	—	—	4,639
Westamerica Bancorp	248	—	—	248	16,807	—	—	16,807
Western Alliance Bancorp	10,246	—	—	10,246	584,022	—	—	584,022

					3,366,836	5,899,440	—	9,266,276

Capital Markets (5.1%)
Ares Management Corp.	17,482	—	—	17,482	623,933	—	—	623,933
Artisan Partners Asset Management, Inc., Class A	1,389	—	—	1,389	44,892	—	—	44,892
Assetmark Financial Holdings, Inc.*	318	—	—	318	9,228	—	—	9,228
Blackstone Group, Inc. (The), Class A	8,351	—	—	8,351	467,155	—	—	467,155
Blucora, Inc.*	1,793	—	—	1,793	46,869	—	—	46,869
Cboe Global Markets, Inc.	—	61,359	—	61,359	—	7,363,080	—	7,363,080
Cohen & Steers, Inc.	1,129	—	—	1,129	70,856	—	—	70,856
Cowen, Inc., Class A*	669	—	—	669	10,537	—	—	10,537
Diamond Hill Investment Group, Inc.	140	—	—	140	19,664	—	—	19,664
Evercore, Inc., Class A	3,787	—	—	3,787	283,116	—	—	283,116
FactSet Research Systems, Inc.	1,902	—	—	1,902	510,307	—	—	510,307
Federated Investors, Inc., Class B	4,846	—	—	4,846	157,931	—	—	157,931
Focus Financial Partners, Inc., Class A*	1,565	—	—	1,565	46,121	—	—	46,121
GAMCO Investors, Inc., Class A	233	—	—	233	4,541	—	—	4,541
Greenhill & Co., Inc.	866	—	—	866	14,791	—	—	14,791
Hamilton Lane, Inc., Class A	1,126	—	—	1,126	67,110	—	—	67,110
Houlihan Lokey, Inc.	10,901	—	—	10,901	532,732	—	—	532,732
Ladenburg Thalmann Financial Services, Inc.	5,605	—	—	5,605	19,505	—	—	19,505

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Lazard Ltd., Class A	1,877	—	—	1,877	75,005	—	—	75,005
LPL Financial Holdings, Inc.	4,078	291,164	—	295,242	376,195	26,859,879	—	27,236,074
MarketAxess Holdings, Inc.	1,871	—	—	1,871	709,315	—	—	709,315
Moelis & Co., Class A	1,981	—	—	1,981	63,233	—	—	63,233
Morningstar, Inc.	989	—	—	989	149,646	—	—	149,646
MSCI, Inc.	—	25,438	—	25,438	—	6,567,583	—	6,567,583
PJT Partners, Inc., Class A	681	—	—	681	30,734	—	—	30,734
Pzena Investment Management, Inc., Class A	871	—	—	871	7,508	—	—	7,508
Safeguard Scientifics, Inc.	1,015	—	—	1,015	11,145	—	—	11,145
Sculptor Capital Management, Inc.	456	—	—	456	10,078	—	—	10,078
SEI Investments Co.	3,053	—	—	3,053	199,910	—	—	199,910
Siebert Financial Corp.(x)*	384	—	—	384	3,322	—	—	3,322
Silvercrest Asset Management Group, Inc., Class A	466	—	—	466	5,862	—	—	5,862
Stifel Financial Corp.	7,156	—	—	7,156	434,011	—	—	434,011
TD Ameritrade Holding Corp.	—	426,305	—	426,305	—	21,187,358	—	21,187,358
Tradeweb Markets, Inc., Class A	7,700	—	—	7,700	356,895	—	—	356,895
Value Line, Inc.	44	—	—	44	1,272	—	—	1,272
Virtu Financial, Inc., Class A(x)	1,127	—	—	1,127	18,021	—	—	18,021
Virtus Investment Partners, Inc.	46	—	—	46	5,599	—	—	5,599
WisdomTree Investments, Inc.	2,622	—	—	2,622	12,690	—	—	12,690

					5,399,729	61,977,900	—	67,377,629

Consumer Finance (0.5%)
Credit Acceptance Corp.*	470	—	—	470	207,895	—	—	207,895
Curo Group Holdings Corp.*	893	—	—	893	10,877	—	—	10,877
Elevate Credit, Inc.*	714	—	—	714	3,177	—	—	3,177
Enova International, Inc.*	1,117	—	—	1,117	26,875	—	—	26,875
FirstCash, Inc.	2,096	—	—	2,096	169,001	—	—	169,001
Green Dot Corp., Class A*	2,050	—	—	2,050	47,765	—	—	47,765
Oportun Financial Corp.(x)*	154	—	—	154	3,665	—	—	3,665
PRA Group, Inc.*	7,900	—	—	7,900	286,770	—	—	286,770
Regional Management Corp.*	233	—	—	233	6,997	—	—	6,997
Synchrony Financial	—	179,011	—	179,011	—	6,446,186	—	6,446,186
World Acceptance Corp.*	147	—	—	147	12,701	—	—	12,701

					775,723	6,446,186	—	7,221,909

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Diversified Financial Services (0.0%)
FGL Holdings	7,100	—	—	7,100	75,615	—	—	75,615
Marlin Business Services Corp.	122	—	—	122	2,682	—	—	2,682
Voya Financial, Inc.	491	—	—	491	29,941	—	—	29,941

					108,238	—	—	108,238

Insurance (5.4%)
Alleghany Corp.*	75	—	—	75	59,968	—	—	59,968
Aon plc	—	119,811	—	119,811	—	24,955,433	—	24,955,433
Axis Capital Holdings Ltd.	416	—	—	416	24,727	—	—	24,727
Brown & Brown, Inc.	718	—	—	718	28,347	—	—	28,347
BRP Group, Inc., Class A*	231	—	—	231	3,708	—	—	3,708
Crawford & Co., Class A	725	—	—	725	8,316	—	—	8,316
eHealth, Inc.*	1,141	—	—	1,141	109,627	—	—	109,627
Enstar Group Ltd.*	103	—	—	103	21,307	—	—	21,307
Erie Indemnity Co., Class A	822	—	—	822	136,452	—	—	136,452
Everest Re Group Ltd.	619	—	—	619	171,364	—	—	171,364
FedNat Holding Co.	287	—	—	287	4,773	—	—	4,773
Global Indemnity Ltd.	88	—	—	88	2,607	—	—	2,607
Goosehead Insurance, Inc., Class A(x)	577	—	—	577	24,465	—	—	24,465
Health Insurance Innovations, Inc., Class A(x)*	505	—	—	505	9,741	—	—	9,741
Heritage Insurance Holdings, Inc.	133	—	—	133	1,762	—	—	1,762
Intact Financial Corp.	—	172,091	—	172,091	—	18,609,232	—	18,609,232
Investors Title Co.	15	—	—	15	2,388	—	—	2,388
James River Group Holdings Ltd.	719	—	—	719	29,630	—	—	29,630
Kemper Corp.	606	—	—	606	46,965	—	—	46,965
Kinsale Capital Group, Inc.	1,021	—	—	1,021	103,795	—	—	103,795
MBIA, Inc.*	411	—	—	411	3,822	—	—	3,822
National General Holdings Corp.	2,095	—	—	2,095	46,299	—	—	46,299
Palomar Holdings, Inc.*	625	—	—	625	31,556	—	—	31,556
Primerica, Inc.	1,503	—	—	1,503	196,232	—	—	196,232
ProSight Global, Inc.*	156	—	—	156	2,516	—	—	2,516
RenaissanceRe Holdings Ltd.	843	—	—	843	165,245	—	—	165,245
RLI Corp.	2,015	—	—	2,015	181,390	—	—	181,390
Selective Insurance Group, Inc.	1,355	—	—	1,355	88,332	—	—	88,332
State Auto Financial Corp.	65	—	—	65	2,016	—	—	2,016
Trupanion, Inc.(x)*	1,467	—	—	1,467	54,954	—	—	54,954
United Fire Group, Inc.	94	—	—	94	4,111	—	—	4,111
Universal Insurance Holdings, Inc.	545	—	—	545	15,255	—	—	15,255

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Willis Towers Watson plc	—	45,942	—	45,942	—	9,277,528	—	9,277,528
WR Berkley Corp.	—	241,680	—	241,680	—	16,700,088	—	16,700,088

					1,581,670	69,542,281	—	71,123,951

Thrifts & Mortgage Finance (0.0%)
Axos Financial, Inc.*	1,870	—	—	1,870	56,624	—	—	56,624
Entegra Financial Corp.*	35	—	—	35	1,056	—	—	1,056
Essent Group Ltd.	2,447	—	—	2,447	127,220	—	—	127,220
Federal Agricultural Mortgage Corp., Class C	140	—	—	140	11,690	—	—	11,690
FS Bancorp, Inc.	34	—	—	34	2,169	—	—	2,169
Greene County Bancorp, Inc.	132	—	—	132	3,800	—	—	3,800
Hingham Institution for Savings	35	—	—	35	7,357	—	—	7,357
Kearny Financial Corp.	1,336	—	—	1,336	18,477	—	—	18,477
LendingTree, Inc.*	391	—	—	391	118,645	—	—	118,645
Meridian Bancorp, Inc.	358	—	—	358	7,192	—	—	7,192
Meta Financial Group, Inc.	1,062	—	—	1,062	38,774	—	—	38,774
Mr Cooper Group, Inc.*	1,884	—	—	1,884	23,569	—	—	23,569
NMI Holdings, Inc., Class A*	3,327	—	—	3,327	110,390	—	—	110,390
PCSB Financial Corp.	109	—	—	109	2,207	—	—	2,207
Southern Missouri Bancorp, Inc.	29	—	—	29	1,112	—	—	1,112
United Community Financial Corp.	378	—	—	378	4,407	—	—	4,407
Walker & Dunlop, Inc.	168	—	—	168	10,866	—	—	10,866
Waterstone Financial, Inc.	133	—	—	133	2,531	—	—	2,531

					548,086	—	—	548,086

Total Financials					11,780,282	143,865,807	—	155,646,089

Health Care (18.0%)
Biotechnology (2.7%)
89bio, Inc.(x)*	108	—	—	108	2,839	—	—	2,839
ACADIA Pharmaceuticals, Inc.*	5,675	—	—	5,675	242,777	—	—	242,777
Acceleron Pharma, Inc.*	1,900	—	—	1,900	100,738	—	—	100,738
ADMA Biologics, Inc.(x)*	2,301	—	—	2,301	9,204	—	—	9,204
Aduro Biotech, Inc.*	2,904	—	—	2,904	3,427	—	—	3,427
Adverum Biotechnologies, Inc.*	2,741	—	—	2,741	31,576	—	—	31,576

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Aeglea BioTherapeutics, Inc.*	212	—	—	212	1,620	—	—	1,620
Affimed NV(x)*	2,579	—	—	2,579	7,066	—	—	7,066
Agenus, Inc.*	5,462	—	—	5,462	22,230	—	—	22,230
AgeX Therapeutics, Inc.(x)*	1,090	—	—	1,090	1,984	—	—	1,984
Agios Pharmaceuticals, Inc.*	289	—	—	289	13,800	—	—	13,800
Aimmune Therapeutics, Inc.(x)*	8,724	—	—	8,724	291,992	—	—	291,992
Akcea Therapeutics, Inc.(x)*	632	—	—	632	10,706	—	—	10,706
Akero Therapeutics, Inc.(x)*	185	—	—	185	4,106	—	—	4,106
Albireo Pharma, Inc.(x)*	575	—	—	575	14,616	—	—	14,616
Aldeyra Therapeutics, Inc.*	895	—	—	895	5,200	—	—	5,200
Alector, Inc.(x)*	1,546	—	—	1,546	26,638	—	—	26,638
Allakos, Inc.(x)*	974	—	—	974	92,881	—	—	92,881
Allogene Therapeutics, Inc.(x)*	7,504	—	—	7,504	194,954	—	—	194,954
Alnylam Pharmaceuticals, Inc.*	4,497	—	—	4,497	517,919	—	—	517,919
Amicus Therapeutics, Inc.*	13,062	—	—	13,062	127,224	—	—	127,224
AnaptysBio, Inc.*	1,070	—	—	1,070	17,387	—	—	17,387
Anavex Life Sciences Corp.(x)*	2,214	—	—	2,214	5,734	—	—	5,734
Apellis Pharmaceuticals, Inc.*	2,485	—	—	2,485	76,091	—	—	76,091
Applied Therapeutics, Inc.*	250	—	—	250	6,820	—	—	6,820
Aprea Therapeutics, Inc.*	241	—	—	241	11,059	—	—	11,059
Arena Pharmaceuticals, Inc.*	5,132	—	—	5,132	233,095	—	—	233,095
Argenx SE (ADR)*	1,000	—	—	1,000	160,520	—	—	160,520
ArQule, Inc.*	5,193	—	—	5,193	103,652	—	—	103,652
Arrowhead Pharmaceuticals, Inc.*	4,733	—	—	4,733	300,214	—	—	300,214
Ascendis Pharma A/S (ADR)*	6,964	—	—	6,964	968,832	—	—	968,832
Assembly Biosciences, Inc.*	126	—	—	126	2,578	—	—	2,578
Atara Biotherapeutics, Inc.*	2,621	—	—	2,621	43,168	—	—	43,168
Athenex, Inc.*	3,487	—	—	3,487	53,246	—	—	53,246
Athersys, Inc.(x)*	6,651	—	—	6,651	8,181	—	—	8,181
Atreca, Inc., Class A*	250	—	—	250	3,867	—	—	3,867
Audentes Therapeutics, Inc.*	2,244	—	—	2,244	134,281	—	—	134,281
Avid Bioservices, Inc.*	2,635	—	—	2,635	20,210	—	—	20,210
Avrobio, Inc.*	1,046	—	—	1,046	21,056	—	—	21,056
Baudax Bio, Inc.*	396	—	—	396	2,740	—	—	2,740
BeiGene Ltd. (ADR)*	1,019	—	—	1,019	168,909	—	—	168,909

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Beyondspring, Inc.(x)*	579	—	—	579	8,975	—	—	8,975
BioCryst Pharmaceuticals, Inc.*	6,110	—	—	6,110	21,080	—	—	21,080
Biohaven Pharmaceutical Holding Co. Ltd.*	6,772	—	—	6,772	368,668	—	—	368,668
BioSpecifics Technologies Corp.*	317	—	—	317	18,050	—	—	18,050
Bioxcel Therapeutics, Inc.*	310	—	—	310	4,529	—	—	4,529
Blueprint Medicines Corp.*	5,687	—	—	5,687	455,586	—	—	455,586
Bridgebio Pharma, Inc.(x)*	904	—	—	904	31,685	—	—	31,685
Cabaletta Bio, Inc.*	338	—	—	338	4,722	—	—	4,722
Calithera Biosciences, Inc.*	270	—	—	270	1,542	—	—	1,542
Calyxt, Inc.(x)*	482	—	—	482	3,379	—	—	3,379
CareDx, Inc.*	2,000	—	—	2,000	43,140	—	—	43,140
CASI Pharmaceuticals, Inc.*	2,285	—	—	2,285	7,061	—	—	7,061
Castle Biosciences, Inc.(x)*	140	—	—	140	4,812	—	—	4,812
Catalyst Pharmaceuticals, Inc.*	4,945	—	—	4,945	18,544	—	—	18,544
Celcuity, Inc.*	319	—	—	319	3,394	—	—	3,394
Cellular Biomedicine Group, Inc.(x)*	445	—	—	445	7,227	—	—	7,227
CEL-SCI Corp.(x)*	1,219	—	—	1,219	11,154	—	—	11,154
Checkpoint Therapeutics, Inc.*	1,185	—	—	1,185	2,038	—	—	2,038
ChemoCentryx, Inc.*	2,089	—	—	2,089	82,620	—	—	82,620
Clovis Oncology, Inc.(x)*	2,521	—	—	2,521	26,281	—	—	26,281
Coherus Biosciences, Inc.*	6,919	—	—	6,919	124,577	—	—	124,577
Constellation Pharmaceuticals, Inc.(x)*	707	—	—	707	33,307	—	—	33,307
Corbus Pharmaceuticals Holdings, Inc.(x)*	3,066	—	—	3,066	16,740	—	—	16,740
Cortexyme, Inc.(x)*	465	—	—	465	26,105	—	—	26,105
Crinetics Pharmaceuticals, Inc.*	570	—	—	570	14,301	—	—	14,301
Cue Biopharma, Inc.*	998	—	—	998	15,843	—	—	15,843
Cyclerion Therapeutics, Inc.*	1,158	—	—	1,158	3,150	—	—	3,150
Cytokinetics, Inc.*	2,579	—	—	2,579	27,363	—	—	27,363
CytomX Therapeutics, Inc.*	2,323	—	—	2,323	19,304	—	—	19,304
Deciphera Pharmaceuticals, Inc.*	11,789	—	—	11,789	733,747	—	—	733,747
Denali Therapeutics, Inc.*	2,475	—	—	2,475	43,114	—	—	43,114
Dicerna Pharmaceuticals, Inc.*	2,552	—	—	2,552	56,221	—	—	56,221

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Dynavax Technologies Corp.(x)*	3,755	—	—	3,755	21,479	—	—	21,479
Eagle Pharmaceuticals, Inc.*	460	—	—	460	27,637	—	—	27,637
Editas Medicine, Inc.*	2,573	—	—	2,573	76,187	—	—	76,187
Eidos Therapeutics, Inc.(x)*	567	—	—	567	32,540	—	—	32,540
Eiger BioPharmaceuticals, Inc.(x)*	1,209	—	—	1,209	18,014	—	—	18,014
Emergent BioSolutions, Inc.*	7,975	—	—	7,975	430,251	—	—	430,251
Enanta Pharmaceuticals, Inc.*	885	—	—	885	54,675	—	—	54,675
Epizyme, Inc.*	2,930	—	—	2,930	72,078	—	—	72,078
Esperion Therapeutics, Inc.(x)*	1,287	—	—	1,287	76,744	—	—	76,744
Evelo Biosciences, Inc.(x)*	149	—	—	149	605	—	—	605
Exact Sciences Corp.*	14,351	—	—	14,351	1,327,180	—	—	1,327,180
Exelixis, Inc.*	6,282	—	—	6,282	110,689	—	—	110,689
Fate Therapeutics, Inc.*	3,033	—	—	3,033	59,356	—	—	59,356
FibroGen, Inc.*	3,566	—	—	3,566	152,946	—	—	152,946
Flexion Therapeutics, Inc.*	1,744	—	—	1,744	36,101	—	—	36,101
Forty Seven, Inc.*	1,114	—	—	1,114	43,858	—	—	43,858
Frequency Therapeutics, Inc.*	195	—	—	195	3,418	—	—	3,418
G1 Therapeutics, Inc.*	1,013	—	—	1,013	26,774	—	—	26,774
Galapagos NV*	2,517	—	—	2,517	526,549	—	—	526,549
Galapagos NV (ADR)(x)*	451	—	—	451	93,280	—	—	93,280
Galectin Therapeutics, Inc.(x)*	1,996	—	—	1,996	5,709	—	—	5,709
Global Blood Therapeutics, Inc.*	7,121	—	—	7,121	566,048	—	—	566,048
GlycoMimetics, Inc.*	1,746	—	—	1,746	9,236	—	—	9,236
Gossamer Bio, Inc.*	6,754	—	—	6,754	105,565	—	—	105,565
Gritstone Oncology, Inc.(x)*	297	—	—	297	2,664	—	—	2,664
Halozyme Therapeutics, Inc.*	7,273	—	—	7,273	128,950	—	—	128,950
Harpoon Therapeutics, Inc.*	150	—	—	150	2,218	—	—	2,218
Heron Therapeutics, Inc.*	23,132	—	—	23,132	543,602	—	—	543,602
Homology Medicines, Inc.*	1,256	—	—	1,256	25,999	—	—	25,999
Hookipa Pharma, Inc.*	540	—	—	540	6,604	—	—	6,604
IGM Biosciences, Inc.*	173	—	—	173	6,602	—	—	6,602
ImmunoGen, Inc.*	4,157	—	—	4,157	21,221	—	—	21,221
Immunomedics, Inc.*	7,961	—	—	7,961	168,455	—	—	168,455
Incyte Corp.*	4,140	—	—	4,140	361,505	—	—	361,505
Inovio Pharmaceuticals, Inc.(x)*	4,810	—	—	4,810	15,873	—	—	15,873
Insmed, Inc.*	4,554	—	—	4,554	108,750	—	—	108,750

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Intellia Therapeutics, Inc.(x)*	1,415	—	—	1,415	20,758	—	—	20,758
Intercept Pharmaceuticals, Inc.(x)*	1,264	—	—	1,264	156,635	—	—	156,635
Intrexon Corp.(x)*	955	—	—	955	5,233	—	—	5,233
Invitae Corp.(x)*	17,160	—	—	17,160	276,791	—	—	276,791
Ionis Pharmaceuticals, Inc.*	13,678	—	—	13,678	826,288	—	—	826,288
Iovance Biotherapeutics, Inc.*	20,773	—	—	20,773	574,997	—	—	574,997
Ironwood Pharmaceuticals, Inc.*	7,825	—	—	7,825	104,151	—	—	104,151
Kadmon Holdings, Inc.(x)*	7,796	—	—	7,796	35,316	—	—	35,316
KalVista Pharmaceuticals, Inc.*	603	—	—	603	10,739	—	—	10,739
Karuna Therapeutics, Inc.(x)*	176	—	—	176	13,260	—	—	13,260
Karyopharm Therapeutics, Inc.(x)*	2,979	—	—	2,979	57,107	—	—	57,107
Kezar Life Sciences, Inc.*	54	—	—	54	217	—	—	217
Kindred Biosciences, Inc.*	1,912	—	—	1,912	16,214	—	—	16,214
Kiniksa Pharmaceuticals Ltd., Class A*	677	—	—	677	7,488	—	—	7,488
Kodiak Sciences, Inc.*	2,923	—	—	2,923	210,310	—	—	210,310
Krystal Biotech, Inc.*	537	—	—	537	29,739	—	—	29,739
Kura Oncology, Inc.*	1,741	—	—	1,741	23,939	—	—	23,939
La Jolla Pharmaceutical Co.(x)*	1,065	—	—	1,065	4,185	—	—	4,185
Lexicon Pharmaceuticals, Inc.(x)*	1,977	—	—	1,977	8,205	—	—	8,205
Ligand Pharmaceuticals, Inc.*	147	—	—	147	15,331	—	—	15,331
LogicBio Therapeutics, Inc.(x)*	418	—	—	418	3,010	—	—	3,010
MacroGenics, Inc.*	1,154	—	—	1,154	12,556	—	—	12,556
Madrigal Pharmaceuticals, Inc.*	1,483	—	—	1,483	135,116	—	—	135,116
Magenta Therapeutics, Inc.(x)*	1,006	—	—	1,006	15,251	—	—	15,251
MannKind Corp.(x)*	9,473	—	—	9,473	12,220	—	—	12,220
Marker Therapeutics, Inc.(x)*	1,396	—	—	1,396	4,020	—	—	4,020
Medicines Co. (The)(x)*	1,279	—	—	1,279	108,638	—	—	108,638
MediciNova, Inc.(x)*	2,161	—	—	2,161	14,565	—	—	14,565
MEI Pharma, Inc.*	3,516	—	—	3,516	8,720	—	—	8,720
MeiraGTx Holdings plc*	873	—	—	873	17,477	—	—	17,477
Millendo Therapeutics, Inc.*	485	—	—	485	3,269	—	—	3,269
Minerva Neurosciences, Inc.*	1,241	—	—	1,241	8,824	—	—	8,824

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Mirati Therapeutics, Inc.*	1,367	—	—	1,367	176,152	—	—	176,152
Mirum Pharmaceuticals, Inc.*	112	—	—	112	2,746	—	—	2,746
Moderna, Inc.(x)*	9,496	—	—	9,496	185,742	—	—	185,742
Molecular Templates, Inc.*	559	—	—	559	7,818	—	—	7,818
Momenta Pharmaceuticals, Inc.*	4,893	—	—	4,893	96,539	—	—	96,539
Morphic Holding, Inc.(x)*	191	—	—	191	3,278	—	—	3,278
Mustang Bio, Inc.*	1,433	—	—	1,433	5,847	—	—	5,847
Myriad Genetics, Inc.*	430	—	—	430	11,709	—	—	11,709
Natera, Inc.*	3,136	—	—	3,136	105,652	—	—	105,652
Neurocrine Biosciences, Inc.*	9,226	71,131	—	80,357	991,703	7,645,871	—	8,637,574
NextCure, Inc.(x)*	4,136	—	—	4,136	232,981	—	—	232,981
Novavax, Inc.(x)*	477	—	—	477	1,898	—	—	1,898
Oncocyte Corp.(x)*	1,110	—	—	1,110	2,498	—	—	2,498
Organogenesis Holdings, Inc.*	543	—	—	543	2,612	—	—	2,612
Oyster Point Pharma, Inc.*	197	—	—	197	4,815	—	—	4,815
Palatin Technologies, Inc.(x)*	10,696	—	—	10,696	8,366	—	—	8,366
Pfenex, Inc.*	17,323	—	—	17,323	190,207	—	—	190,207
PhaseBio Pharmaceuticals, Inc.(x)*	708	—	—	708	4,326	—	—	4,326
Pieris Pharmaceuticals, Inc.*	2,398	—	—	2,398	8,681	—	—	8,681
Portola Pharmaceuticals, Inc.*	3,821	—	—	3,821	91,245	—	—	91,245
Precision BioSciences, Inc.(x)*	6,582	—	—	6,582	91,424	—	—	91,424
Prevail Therapeutics, Inc.*	286	—	—	286	4,527	—	—	4,527
Principia Biopharma, Inc.*	862	—	—	862	47,220	—	—	47,220
Progenics Pharmaceuticals, Inc.*	4,388	—	—	4,388	22,335	—	—	22,335
Protagonist Therapeutics, Inc.*	560	—	—	560	3,948	—	—	3,948
PTC Therapeutics, Inc.*	14,028	—	—	14,028	673,765	—	—	673,765
Puma Biotechnology, Inc.(x)*	1,589	—	—	1,589	13,904	—	—	13,904
Ra Pharmaceuticals, Inc.*	1,780	—	—	1,780	83,535	—	—	83,535
Radius Health, Inc.*	2,327	—	—	2,327	46,912	—	—	46,912
REGENXBIO, Inc.*	1,643	—	—	1,643	67,314	—	—	67,314
Replimune Group, Inc.*	580	—	—	580	8,323	—	—	8,323
Retrophin, Inc.*	2,139	—	—	2,139	30,374	—	—	30,374

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Rhythm Pharmaceuticals, Inc.*	1,421	—	—	1,421	32,626	—	—	32,626
Rigel Pharmaceuticals, Inc.*	7,849	—	—	7,849	16,797	—	—	16,797
Rocket Pharmaceuticals, Inc.*	1,536	—	—	1,536	34,959	—	—	34,959
Rubius Therapeutics, Inc.(x)*	1,804	—	—	1,804	17,138	—	—	17,138
Sage Therapeutics, Inc.*	8,147	22,206	—	30,353	588,132	1,603,051	—	2,191,183
Sangamo Therapeutics, Inc.*	4,197	—	—	4,197	35,129	—	—	35,129
Sarepta Therapeutics, Inc.*	6,286	36,927	—	43,213	811,145	4,765,060	—	5,576,205
Savara, Inc.(x)*	1,759	—	—	1,759	7,880	—	—	7,880
Scholar Rock Holding Corp.*	890	—	—	890	11,730	—	—	11,730
Seattle Genetics, Inc.*	9,121	—	—	9,121	1,042,165	—	—	1,042,165
Seres Therapeutics, Inc.*	1,814	—	—	1,814	6,258	—	—	6,258
Solid Biosciences, Inc.(x)*	123	—	—	123	547	—	—	547
Sorrento Therapeutics, Inc.(x)*	6,481	—	—	6,481	21,906	—	—	21,906
Spectrum Pharmaceuticals, Inc.*	5,286	—	—	5,286	19,241	—	—	19,241
SpringWorks Therapeutics, Inc.*	381	—	—	381	14,665	—	—	14,665
Stemline Therapeutics, Inc.*	2,280	—	—	2,280	24,236	—	—	24,236
Stoke Therapeutics, Inc.*	362	—	—	362	10,252	—	—	10,252
Sutro Biopharma, Inc.*	113	—	—	113	1,243	—	—	1,243
Syndax Pharmaceuticals, Inc.*	1,036	—	—	1,036	9,096	—	—	9,096
Synthorx, Inc.*	431	—	—	431	30,123	—	—	30,123
Syros Pharmaceuticals, Inc.*	1,785	—	—	1,785	12,334	—	—	12,334
TCR2 Therapeutics, Inc.*	62	—	—	62	885	—	—	885
TG Therapeutics, Inc.(x)*	3,793	—	—	3,793	42,102	—	—	42,102
Tocagen, Inc.*	1,097	—	—	1,097	585	—	—	585
Translate Bio, Inc.(x)*	1,517	—	—	1,517	12,348	—	—	12,348
Turning Point Therapeutics, Inc.*	1,320	—	—	1,320	82,223	—	—	82,223
Twist Bioscience Corp.*	1,098	—	—	1,098	23,058	—	—	23,058
Tyme Technologies, Inc.(x)*	3,086	—	—	3,086	4,320	—	—	4,320
Ultragenyx Pharmaceutical, Inc.*	7,324	—	—	7,324	312,808	—	—	312,808
UNITY Biotechnology, Inc.(x)*	969	—	—	969	6,986	—	—	6,986

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
UroGen Pharma Ltd.(x)*	967	—	—	967	32,269	—	—	32,269
Vanda Pharmaceuticals, Inc.*	2,686	—	—	2,686	44,077	—	—	44,077
VBI Vaccines, Inc.(x)*	7,064	—	—	7,064	9,748	—	—	9,748
Veracyte, Inc.*	2,405	—	—	2,405	67,148	—	—	67,148
Vericel Corp.*	2,269	—	—	2,269	39,481	—	—	39,481
Viela Bio, Inc.*	179	—	—	179	4,860	—	—	4,860
Viking Therapeutics, Inc.(x)*	337	—	—	337	2,703	—	—	2,703
Vir Biotechnology, Inc.(x)*	258	—	—	258	3,244	—	—	3,244
Voyager Therapeutics, Inc.*	1,246	—	—	1,246	17,382	—	—	17,382
X4 Pharmaceuticals, Inc.*	595	—	—	595	6,367	—	—	6,367
XBiotech, Inc.(x)*	973	—	—	973	18,161	—	—	18,161
Xencor, Inc.(x)*	2,413	—	—	2,413	82,983	—	—	82,983
Y-mAbs Therapeutics, Inc.*	1,172	—	—	1,172	36,625	—	—	36,625
ZIOPHARM Oncology, Inc.(x)*	8,280	—	—	8,280	39,082	—	—	39,082

					21,178,770	14,013,982	—	35,192,752

Health Care Equipment & Supplies (8.0%)
ABIOMED, Inc.*	3,901	—	—	3,901	665,472	—	—	665,472
Accuray, Inc.*	4,506	—	—	4,506	12,707	—	—	12,707
Alphatec Holdings, Inc.*	1,749	—	—	1,749	12,409	—	—	12,409
Antares Pharma, Inc.*	8,350	—	—	8,350	39,245	—	—	39,245
Apyx Medical Corp.*	204	—	—	204	1,726	—	—	1,726
AtriCure, Inc.*	1,919	—	—	1,919	62,387	—	—	62,387
Atrion Corp.	74	—	—	74	55,611	—	—	55,611
Axogen, Inc.*	1,750	—	—	1,750	31,307	—	—	31,307
Axonics Modulation Technologies, Inc.(x)*	798	—	—	798	22,113	—	—	22,113
BioLife Solutions, Inc.(x)*	346	—	—	346	5,598	—	—	5,598
BioSig Technologies, Inc.(x)*	809	—	—	809	4,789	—	—	4,789
Boston Scientific Corp.*	—	503,066	—	503,066	—	22,748,645	—	22,748,645
Cantel Medical Corp.	1,079	—	—	1,079	76,501	—	—	76,501
Cardiovascular Systems, Inc.*	1,744	—	—	1,744	84,741	—	—	84,741
Cerus Corp.*	6,226	—	—	6,226	26,274	—	—	26,274
Conformis, Inc.*	3,297	—	—	3,297	4,945	—	—	4,945
CONMED Corp.	1,365	—	—	1,365	152,648	—	—	152,648
Cooper Cos., Inc. (The)	—	61,945	—	61,945	—	19,902,309	—	19,902,309
CryoLife, Inc.*	1,886	—	—	1,886	51,092	—	—	51,092
CryoPort, Inc.(x)*	1,612	—	—	1,612	26,534	—	—	26,534
Cutera, Inc.*	711	—	—	711	25,461	—	—	25,461
CytoSorbents Corp.(x)*	1,609	—	—	1,609	6,195	—	—	6,195
Dentsply Sirona, Inc.	—	128,094	—	128,094	—	7,248,839	—	7,248,839

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
DexCom, Inc.*	9,510	—	—	9,510	2,080,217	—	—	2,080,217
Envista Holdings Corp.*	4,679	—	—	4,679	138,686	—	—	138,686
GenMark Diagnostics, Inc.*	2,813	—	—	2,813	13,531	—	—	13,531
Glaukos Corp.*	1,948	—	—	1,948	106,108	—	—	106,108
Globus Medical, Inc., Class A*	3,838	—	—	3,838	225,981	—	—	225,981
Haemonetics Corp.*	12,996	—	—	12,996	1,493,240	—	—	1,493,240
Heska Corp.*	358	—	—	358	34,346	—	—	34,346
Hill-Rom Holdings, Inc.	1,747	—	—	1,747	198,337	—	—	198,337
ICU Medical, Inc.*	288	34,616	—	34,904	53,891	6,477,346	—	6,531,237
Inogen, Inc.*	898	—	—	898	61,360	—	—	61,360
Insulet Corp.*	11,855	—	—	11,855	2,029,576	—	—	2,029,576
Integer Holdings Corp.*	7,084	—	—	7,084	569,766	—	—	569,766
IntriCon Corp.(x)*	428	—	—	428	7,704	—	—	7,704
iRadimed Corp.*	222	—	—	222	5,190	—	—	5,190
iRhythm Technologies, Inc.*	7,316	—	—	7,316	498,146	—	—	498,146
Lantheus Holdings, Inc.*	1,958	—	—	1,958	40,159	—	—	40,159
LeMaitre Vascular, Inc.	719	—	—	719	25,848	—	—	25,848
LivaNova plc*	1,919	—	—	1,919	144,750	—	—	144,750
Masimo Corp.*	2,405	—	—	2,405	380,134	—	—	380,134
Meridian Bioscience, Inc.	196	—	—	196	1,915	—	—	1,915
Merit Medical Systems, Inc.*	2,741	—	—	2,741	85,574	—	—	85,574
Mesa Laboratories, Inc.	196	—	—	196	48,882	—	—	48,882
Misonix, Inc.*	380	—	—	380	7,072	—	—	7,072
Natus Medical, Inc.*	1,640	—	—	1,640	54,104	—	—	54,104
Neogen Corp.*	6,554	—	—	6,554	427,714	—	—	427,714
Neuronetics, Inc.*	3,898	—	—	3,898	17,502	—	—	17,502
Nevro Corp.*	4,904	—	—	4,904	576,416	—	—	576,416
Novocure Ltd.*	6,925	—	—	6,925	583,570	—	—	583,570
NuVasive, Inc.*	2,616	—	—	2,616	202,321	—	—	202,321
Orthofix Medical, Inc.*	706	—	—	706	32,603	—	—	32,603
OrthoPediatrics Corp.*	454	—	—	454	21,333	—	—	21,333
Penumbra, Inc.*	7,465	—	—	7,465	1,226,276	—	—	1,226,276
Pulse Biosciences, Inc.(x)*	585	—	—	585	7,845	—	—	7,845
Quidel Corp.*	1,765	—	—	1,765	132,428	—	—	132,428
Rockwell Medical, Inc.(x)*	2,862	—	—	2,862	6,983	—	—	6,983
Senseonics Holdings, Inc.(x)*	6,485	—	—	6,485	5,940	—	—	5,940
Shockwave Medical, Inc.(x)*	1,280	—	—	1,280	56,218	—	—	56,218
SI-BONE, Inc.*	830	—	—	830	17,845	—	—	17,845
Sientra, Inc.*	1,665	—	—	1,665	14,885	—	—	14,885
Silk Road Medical, Inc.*	788	—	—	788	31,819	—	—	31,819
Soliton, Inc.(x)*	265	—	—	265	2,910	—	—	2,910
STAAR Surgical Co.*	2,206	—	—	2,206	77,585	—	—	77,585

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
STERIS plc	253	114,393	—	114,646	38,562	17,435,781	—	17,474,343
Surmodics, Inc.*	676	—	—	676	28,007	—	—	28,007
Tactile Systems Technology, Inc.*	937	—	—	937	63,257	—	—	63,257
Tandem Diabetes Care, Inc.*	15,645	—	—	15,645	932,598	—	—	932,598
Teleflex, Inc.	—	27,213	—	27,213	—	10,244,062	—	10,244,062
TransEnterix, Inc.(x)*	489	—	—	489	719	—	—	719
TransMedics Group, Inc.(x)*	584	—	—	584	11,102	—	—	11,102
Utah Medical Products, Inc.	152	—	—	152	16,401	—	—	16,401
Vapotherm, Inc.*	737	—	—	737	8,962	—	—	8,962
Varex Imaging Corp.*	840	—	—	840	25,040	—	—	25,040
Varian Medical Systems, Inc.*	—	47,134	—	47,134	—	6,693,499	—	6,693,499
ViewRay, Inc.(x)*	3,584	—	—	3,584	15,124	—	—	15,124
West Pharmaceutical Services, Inc.	2,811	—	—	2,811	422,578	—	—	422,578
Wright Medical Group NV*	6,350	—	—	6,350	193,548	—	—	193,548
Zynex, Inc.(x)*	802	—	—	802	6,312	—	—	6,312

					14,876,675	90,750,481	—	105,627,156

Health Care Providers & Services (0.4%)
Addus HomeCare Corp.*	612	—	—	612	59,499	—	—	59,499
Amedisys, Inc.*	5,105	—	—	5,105	852,127	—	—	852,127
American Renal Associates Holdings, Inc.*	377	—	—	377	3,910	—	—	3,910
AMN Healthcare Services, Inc.*	2,297	—	—	2,297	143,126	—	—	143,126
Apollo Medical Holdings, Inc.(x)*	323	—	—	323	5,946	—	—	5,946
Avalon GloboCare Corp.(x)*	976	—	—	976	1,884	—	—	1,884
BioTelemetry, Inc.*	1,688	—	—	1,688	78,154	—	—	78,154
Catasys, Inc.(x)*	366	—	—	366	5,969	—	—	5,969
Chemed Corp.	794	—	—	794	348,772	—	—	348,772
CorVel Corp.*	429	—	—	429	37,477	—	—	37,477
Cross Country Healthcare, Inc.*	263	—	—	263	3,056	—	—	3,056
Encompass Health Corp.	2,497	—	—	2,497	172,967	—	—	172,967
Ensign Group, Inc. (The)	2,517	—	—	2,517	114,196	—	—	114,196
Exagen, Inc.(x)*	174	—	—	174	4,420	—	—	4,420
Genesis Healthcare, Inc.*	4,182	—	—	4,182	6,859	—	—	6,859
Guardant Health, Inc.*	8,273	—	—	8,273	646,452	—	—	646,452
Hanger, Inc.*	302	—	—	302	8,338	—	—	8,338
HealthEquity, Inc.*	8,491	—	—	8,491	628,928	—	—	628,928
Joint Corp. (The)*	676	—	—	676	10,911	—	—	10,911
LHC Group, Inc.*	1,517	—	—	1,517	208,982	—	—	208,982
Magellan Health, Inc.*	621	—	—	621	48,593	—	—	48,593

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Molina Healthcare, Inc.*	2,451	—	—	2,451	332,576	—	—	332,576
National Research Corp.	621	—	—	621	40,949	—	—	40,949
Option Care Health, Inc.*	554	—	—	554	2,066	—	—	2,066
Pennant Group, Inc. (The)*	1,295	—	—	1,295	42,826	—	—	42,826
PetIQ, Inc.(x)*	974	—	—	974	24,399	—	—	24,399
Progyny, Inc.*	231	—	—	231	6,341	—	—	6,341
Providence Service Corp. (The)*	603	—	—	603	35,686	—	—	35,686
R1 RCM, Inc.*	5,291	—	—	5,291	68,677	—	—	68,677
RadNet, Inc.*	2,167	—	—	2,167	43,990	—	—	43,990
Select Medical Holdings Corp.*	5,617	—	—	5,617	131,101	—	—	131,101
Surgery Partners, Inc.*	89	—	—	89	1,393	—	—	1,393
Tenet Healthcare Corp.*	4,826	—	—	4,826	183,533	—	—	183,533
Tivity Health, Inc.*	24,500	—	—	24,500	498,453	—	—	498,453
US Physical Therapy, Inc.	643	—	—	643	73,527	—	—	73,527

					4,876,083	—	—	4,876,083

Health Care Technology (0.2%)
Castlight Health, Inc., Class B*	5,196	—	—	5,196	6,911	—	—	6,911
Change Healthcare, Inc.(x)*	1,256	—	—	1,256	20,586	—	—	20,586
Evolent Health, Inc., Class A*	884	—	—	884	8,000	—	—	8,000
Health Catalyst, Inc.(x)*	351	—	—	351	12,180	—	—	12,180
HealthStream, Inc.*	516	—	—	516	14,035	—	—	14,035
HMS Holdings Corp.*	4,448	—	—	4,448	131,661	—	—	131,661
Inovalon Holdings, Inc., Class A(x)*	3,635	—	—	3,635	68,411	—	—	68,411
Inspire Medical Systems, Inc.*	5,777	—	—	5,777	428,711	—	—	428,711
Livongo Health, Inc.(x)*	12,727	—	—	12,727	318,939	—	—	318,939
NextGen Healthcare, Inc.*	2,794	—	—	2,794	44,899	—	—	44,899
Omnicell, Inc.*	2,083	—	—	2,083	170,223	—	—	170,223
OptimizeRx Corp.(x)*	702	—	—	702	7,209	—	—	7,209
Phreesia, Inc.*	6,080	—	—	6,080	161,971	—	—	161,971
Simulations Plus, Inc.	607	—	—	607	17,645	—	—	17,645
Tabula Rasa HealthCare, Inc.(x)*	1,007	—	—	1,007	49,021	—	—	49,021
Teladoc Health, Inc.(x)*	11,755	—	—	11,755	984,129	—	—	984,129
Vocera Communications, Inc.(x)*	1,591	—	—	1,591	33,029	—	—	33,029

					2,477,560	—	—	2,477,560

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Life Sciences Tools & Services (4.8%)
10X Genomics, Inc., Class A*	3,724	—	—	3,724	283,955	—	—	283,955
Accelerate Diagnostics, Inc.(x)*	1,410	—	—	1,410	23,829	—	—	23,829
Adaptive Biotechnologies Corp.(x)*	596	—	—	596	17,832	—	—	17,832
Agilent Technologies, Inc.	5,091	—	—	5,091	434,313	—	—	434,313
Avantor, Inc.*	11,342	—	—	11,342	205,857	—	—	205,857
Bio-Techne Corp.	1,897	—	—	1,897	416,410	—	—	416,410
Bruker Corp.	5,180	—	—	5,180	264,025	—	—	264,025
Charles River Laboratories International, Inc.*	2,432	—	—	2,432	371,512	—	—	371,512
ChromaDex Corp.(x)*	1,990	—	—	1,990	8,577	—	—	8,577
Codexis, Inc.*	2,731	—	—	2,731	43,669	—	—	43,669
Fluidigm Corp.*	3,571	—	—	3,571	12,427	—	—	12,427
ICON plc*	3,571	—	—	3,571	615,033	—	—	615,033
IQVIA Holdings, Inc.*	—	96,385	—	96,385	—	14,892,446	—	14,892,446
Medpace Holdings, Inc.*	1,412	—	—	1,412	118,693	—	—	118,693
NanoString Technologies, Inc.*	1,544	—	—	1,544	42,954	—	—	42,954
NeoGenomics, Inc.*	19,858	—	—	19,858	580,847	—	—	580,847
Pacific Biosciences of California, Inc.*	6,690	—	—	6,690	34,387	—	—	34,387
PerkinElmer, Inc.	1,246	216,569	—	217,815	120,987	21,028,850	—	21,149,837
Personalis, Inc.*	349	—	—	349	3,804	—	—	3,804
PRA Health Sciences, Inc.*	3,167	72,300	—	75,467	352,012	8,036,145	—	8,388,157
Quanterix Corp.(x)*	661	—	—	661	15,619	—	—	15,619
Repligen Corp.*	2,650	—	—	2,650	245,125	—	—	245,125
Syneos Health, Inc.*	231	—	—	231	13,739	—	—	13,739
Waters Corp.*	—	62,215	—	62,215	—	14,536,535	—	14,536,535

					4,225,606	58,493,976	—	62,719,582

Pharmaceuticals (2.0%)
AcelRx Pharmaceuticals, Inc.(x)*	1,345	—	—	1,345	2,838	—	—	2,838
Acer Therapeutics, Inc.(x)*	185	—	—	185	742	—	—	742
Aerie Pharmaceuticals, Inc.(x)*	2,180	—	—	2,180	52,691	—	—	52,691
Akorn, Inc.*	558	—	—	558	837	—	—	837
Amneal Pharmaceuticals, Inc.*	5,788	—	—	5,788	27,898	—	—	27,898
Amphastar Pharmaceuticals, Inc.*	1,858	—	—	1,858	35,841	—	—	35,841
ANI Pharmaceuticals, Inc.*	472	—	—	472	29,108	—	—	29,108
Arvinas, Inc.*	1,064	—	—	1,064	43,720	—	—	43,720
Axsome Therapeutics, Inc.(x)*	1,255	—	—	1,255	129,717	—	—	129,717

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
BioDelivery Sciences International, Inc.*	4,219	—	—	4,219	26,664	—	—	26,664
Bristol-Myers Squibb Co.	—	87,850	—	87,850	—	5,639,091	—	5,639,091
Cara Therapeutics, Inc.(x)*	1,754	—	—	1,754	28,257	—	—	28,257
Catalent, Inc.*	—	218,369	—	218,369	—	12,294,175	—	12,294,175
Cerecor, Inc.(x)*	1,106	—	—	1,106	5,961	—	—	5,961
Chiasma, Inc.(x)*	1,731	—	—	1,731	8,586	—	—	8,586
Collegium Pharmaceutical, Inc.*	10,858	—	—	10,858	223,458	—	—	223,458
Corcept Therapeutics, Inc.*	4,897	—	—	4,897	59,254	—	—	59,254
CorMedix, Inc.(x)*	1,217	—	—	1,217	8,860	—	—	8,860
Cymabay Therapeutics, Inc.*	3,556	—	—	3,556	6,970	—	—	6,970
Dermira, Inc.(x)*	4,166	—	—	4,166	63,156	—	—	63,156
Elanco Animal Health, Inc.*	21,676	154,633	—	176,309	638,358	4,553,942	—	5,192,300
Eloxx Pharmaceuticals, Inc.(x)*	1,137	—	—	1,137	8,368	—	—	8,368
Endo International plc*	652	—	—	652	3,058	—	—	3,058
Evofem Biosciences, Inc.(x)*	695	—	—	695	4,288	—	—	4,288
Evolus, Inc.(x)*	764	—	—	764	9,298	—	—	9,298
EyePoint Pharmaceuticals, Inc.(x)*	2,084	—	—	2,084	3,230	—	—	3,230
Fulcrum Therapeutics, Inc.(x)*	168	—	—	168	2,795	—	—	2,795
GW Pharmaceuticals plc (ADR)(x)*	4,265	—	—	4,265	445,948	—	—	445,948
Horizon Therapeutics plc*	1,103	—	—	1,103	39,929	—	—	39,929
Innoviva, Inc.*	3,253	—	—	3,253	46,062	—	—	46,062
Intersect ENT, Inc.*	1,586	—	—	1,586	39,491	—	—	39,491
Intra-Cellular Therapies, Inc.(x)*	1,163	—	—	1,163	39,902	—	—	39,902
Jazz Pharmaceuticals plc*	2,488	—	—	2,488	371,409	—	—	371,409
Kala Pharmaceuticals, Inc.(x)*	591	—	—	591	2,181	—	—	2,181
Kaleido Biosciences, Inc.*	261	—	—	261	1,310	—	—	1,310
Liquidia Technologies, Inc.*	693	—	—	693	2,963	—	—	2,963
Marinus Pharmaceuticals, Inc.*	2,595	—	—	2,595	5,605	—	—	5,605
MyoKardia, Inc.*	2,223	—	—	2,223	162,023	—	—	162,023
Nektar Therapeutics*	1,331	—	—	1,331	28,730	—	—	28,730
NGM Biopharmaceuticals, Inc.(x)*	1,141	—	—	1,141	21,097	—	—	21,097
Ocular Therapeutix, Inc.(x)*	2,185	—	—	2,185	8,631	—	—	8,631
Odonate Therapeutics, Inc.*	5,297	—	—	5,297	171,888	—	—	171,888
Omeros Corp.(x)*	2,404	—	—	2,404	33,872	—	—	33,872

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Optinose, Inc.(x)*	1,286	—	—	1,286	11,857	—	—	11,857
Pacira BioSciences, Inc.*	2,066	—	—	2,066	93,590	—	—	93,590
Paratek Pharmaceuticals, Inc.(x)*	1,694	—	—	1,694	6,827	—	—	6,827
Phathom Pharmaceuticals, Inc.*	385	—	—	385	11,989	—	—	11,989
Phibro Animal Health Corp., Class A	996	—	—	996	24,731	—	—	24,731
Reata Pharmaceuticals, Inc., Class A*	3,380	—	—	3,380	690,973	—	—	690,973
Recro Pharma, Inc.*	991	—	—	991	18,165	—	—	18,165
resTORbio, Inc.(x)*	13	—	—	13	19	—	—	19
Revance Therapeutics, Inc.*	25,481	—	—	25,481	413,557	—	—	413,557
Satsuma Pharmaceuticals, Inc.*	205	—	—	205	4,034	—	—	4,034
SIGA Technologies, Inc.(x)*	2,833	—	—	2,833	13,513	—	—	13,513
Supernus Pharmaceuticals, Inc.*	2,544	—	—	2,544	60,344	—	—	60,344
TherapeuticsMD, Inc.(x)*	34,030	—	—	34,030	82,353	—	—	82,353
Theravance Biopharma, Inc.*	2,288	—	—	2,288	59,236	—	—	59,236
Tricida, Inc.(x)*	1,127	—	—	1,127	42,533	—	—	42,533
Verrica Pharmaceuticals, Inc.*	267	—	—	267	4,243	—	—	4,243
WaVe Life Sciences Ltd.(x)*	926	—	—	926	7,422	—	—	7,422
Xeris Pharmaceuticals, Inc.(x)*	1,304	—	—	1,304	9,193	—	—	9,193
Zogenix, Inc.*	2,177	—	—	2,177	113,487	—	—	113,487
Zynerba Pharmaceuticals, Inc.(x)*	1,166	—	—	1,166	7,043	—	—	7,043

					4,520,103	22,487,208	—	27,007,311

Total Health Care					52,154,797	185,745,647	—	237,900,444

Industrials (18.7%)
Aerospace & Defense (2.8%)
Aerojet Rocketdyne Holdings, Inc.*	2,560	—	—	2,560	116,890	—	—	116,890
AeroVironment, Inc.*	1,099	—	—	1,099	67,852	—	—	67,852
Astronics Corp.*	1,110	—	—	1,110	31,024	—	—	31,024
Axon Enterprise, Inc.*	16,807	—	—	16,807	1,231,617	—	—	1,231,617
BWX Technologies, Inc.	12,090	—	—	12,090	750,547	—	—	750,547
Cubic Corp.	9,757	—	—	9,757	620,252	—	—	620,252

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Ducommun, Inc.*	96	—	—	96	4,851	—	—	4,851
Hexcel Corp.	11,250	—	—	11,250	824,738	—	—	824,738
Huntington Ingalls Industries, Inc.	1,612	—	—	1,612	404,419	—	—	404,419
Kratos Defense & Security Solutions, Inc.*	11,604	—	—	11,604	208,988	—	—	208,988
L3Harris Technologies, Inc.	5,045	72,370	—	77,415	998,254	14,319,852	—	15,318,106
Mercury Systems, Inc.*	9,933	—	—	9,933	686,470	—	—	686,470
Moog, Inc., Class A	1,390	—	—	1,390	118,609	—	—	118,609
National Presto Industries, Inc.	24	—	—	24	2,121	—	—	2,121
Parsons Corp.*	991	—	—	991	40,908	—	—	40,908
Spirit AeroSystems Holdings, Inc., Class A	4,689	—	—	4,689	341,734	—	—	341,734
Teledyne Technologies, Inc.*	—	47,802	—	47,802	—	16,565,305	—	16,565,305
Triumph Group, Inc.	637	—	—	637	16,097	—	—	16,097
Wesco Aircraft Holdings, Inc.*	680	—	—	680	7,494	—	—	7,494

					6,472,865	30,885,157	—	37,358,022

Air Freight & Logistics (0.1%)
Air Transport Services Group, Inc.*	3,017	—	—	3,017	70,779	—	—	70,779
Expeditors International of Washington, Inc.	4,162	—	—	4,162	324,719	—	—	324,719
Forward Air Corp.	1,433	—	—	1,433	100,238	—	—	100,238
Radiant Logistics, Inc.*	2,009	—	—	2,009	11,190	—	—	11,190
XPO Logistics, Inc.*	2,682	—	—	2,682	213,756	—	—	213,756

					720,682	—	—	720,682

Airlines (1.2%)
Alaska Air Group, Inc.	2,808	—	—	2,808	190,242	—	—	190,242
Allegiant Travel Co.	4,685	—	—	4,685	815,377	—	—	815,377
JetBlue Airways Corp.*	1,366	—	—	1,366	25,572	—	—	25,572
Mesa Air Group, Inc.*	469	—	—	469	4,193	—	—	4,193
Ryanair Holdings plc (ADR)*	—	104,483	—	104,483	—	9,153,756	—	9,153,756
Southwest Airlines Co.	—	101,788	—	101,788	—	5,494,516	—	5,494,516
Spirit Airlines, Inc.*	14,458	—	—	14,458	582,802	—	—	582,802

					1,618,186	14,648,272	—	16,266,458

Building Products (0.3%)
AAON, Inc.	2,100	—	—	2,100	103,761	—	—	103,761
Advanced Drainage Systems, Inc.	2,138	—	—	2,138	83,040	—	—	83,040
Allegion plc	3,557	—	—	3,557	442,989	—	—	442,989
American Woodmark Corp.*	861	—	—	861	89,983	—	—	89,983
AO Smith Corp.	1,144	—	—	1,144	54,500	—	—	54,500

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Apogee Enterprises, Inc.	1,143	—	—	1,143	37,147	—	—	37,147
Armstrong World Industries, Inc.	7,548	—	—	7,548	709,285	—	—	709,285
Builders FirstSource, Inc.*	5,314	—	—	5,314	135,029	—	—	135,029
Continental Building Products, Inc.*	861	—	—	861	31,366	—	—	31,366
CSW Industrials, Inc.	723	—	—	723	55,671	—	—	55,671
Fortune Brands Home & Security, Inc.	2,240	—	—	2,240	146,362	—	—	146,362
JELD-WEN Holding, Inc.*	2,965	—	—	2,965	69,411	—	—	69,411
Lennox International, Inc.	1,625	—	—	1,625	396,451	—	—	396,451
Masonite International Corp.*	1,147	—	—	1,147	82,825	—	—	82,825
Patrick Industries, Inc.	775	—	—	775	40,633	—	—	40,633
PGT Innovations, Inc.*	1,435	—	—	1,435	21,396	—	—	21,396
Simpson Manufacturing Co., Inc.	2,251	—	—	2,251	180,598	—	—	180,598
Trex Co., Inc.*	8,803	—	—	8,803	791,214	—	—	791,214
Universal Forest Products, Inc.	2,697	—	—	2,697	128,647	—	—	128,647

					3,600,308	—	—	3,600,308

Commercial Services & Supplies (3.0%)
Advanced Disposal Services, Inc.*	3,378	—	—	3,378	111,035	—	—	111,035
Brady Corp., Class A	2,001	—	—	2,001	114,577	—	—	114,577
Brink’s Co. (The)	7,167	—	—	7,167	649,904	—	—	649,904
Casella Waste Systems, Inc., Class A*	2,277	—	—	2,277	104,810	—	—	104,810
CECO Environmental Corp.*	137	—	—	137	1,049	—	—	1,049
Cimpress plc(x)*	1,005	116,887	—	117,892	126,399	14,700,878	—	14,827,277
Copart, Inc.*	12,730	—	—	12,730	1,157,666	—	—	1,157,666
Covanta Holding Corp.	6,022	—	—	6,022	89,367	—	—	89,367
Deluxe Corp.	136	—	—	136	6,789	—	—	6,789
Edenred	—	164,129	—	164,129	—	8,487,171	—	8,487,171
Healthcare Services Group, Inc.	14,499	—	—	14,499	352,616	—	—	352,616
Heritage-Crystal Clean, Inc.*	548	—	—	548	17,191	—	—	17,191
Herman Miller, Inc.	2,919	—	—	2,919	121,576	—	—	121,576
HNI Corp.	1,705	—	—	1,705	63,869	—	—	63,869
IAA, Inc.*	6,167	—	—	6,167	290,219	—	—	290,219
Interface, Inc.	2,639	—	—	2,639	43,781	—	—	43,781
KAR Auction Services, Inc.	5,839	—	—	5,839	127,232	—	—	127,232
Kimball International, Inc., Class B	1,584	—	—	1,584	32,741	—	—	32,741
Knoll, Inc.	2,380	—	—	2,380	60,119	—	—	60,119
McGrath RentCorp	852	—	—	852	65,212	—	—	65,212
Mobile Mini, Inc.	6,417	—	—	6,417	243,269	—	—	243,269
MSA Safety, Inc.	1,784	—	—	1,784	225,426	—	—	225,426

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Pitney Bowes, Inc.	4,012	—	—	4,012	16,168	—	—	16,168
Ritchie Bros Auctioneers, Inc.	—	269,159	—	269,159	—	11,560,379	—	11,560,379
Rollins, Inc.	7,160	—	—	7,160	237,426	—	—	237,426
Steelcase, Inc., Class A	1,083	—	—	1,083	22,158	—	—	22,158
Tetra Tech, Inc.	2,751	—	—	2,751	237,026	—	—	237,026
US Ecology, Inc.	10,017	—	—	10,017	580,085	—	—	580,085
Viad Corp.	984	—	—	984	66,420	—	—	66,420
VSE Corp.	30	—	—	30	1,141	—	—	1,141

					5,165,271	34,748,428	—	39,913,699

Construction & Engineering (0.1%)
Arcosa, Inc.	4,000	—	—	4,000	178,200	—	—	178,200
Argan, Inc.	645	—	—	645	25,890	—	—	25,890
Comfort Systems USA, Inc.	1,853	—	—	1,853	92,372	—	—	92,372
Construction Partners, Inc., Class A*	235	—	—	235	3,964	—	—	3,964
Dycom Industries, Inc.*	1,252	—	—	1,252	59,032	—	—	59,032
EMCOR Group, Inc.	2,109	—	—	2,109	182,007	—	—	182,007
Granite Construction, Inc.	15,361	—	—	15,361	425,039	—	—	425,039
Great Lakes Dredge & Dock Corp.*	2,785	—	—	2,785	31,554	—	—	31,554
IES Holdings, Inc.*	192	—	—	192	4,927	—	—	4,927
Jacobs Engineering Group, Inc.	5,210	—	—	5,210	468,014	—	—	468,014
MasTec, Inc.*	3,027	—	—	3,027	194,212	—	—	194,212
MYR Group, Inc.*	828	—	—	828	26,985	—	—	26,985
NV5 Global, Inc.*	526	—	—	526	26,537	—	—	26,537
Primoris Services Corp.	1,541	—	—	1,541	34,272	—	—	34,272
Quanta Services, Inc.	1,677	—	—	1,677	68,271	—	—	68,271
Sterling Construction Co., Inc.*	317	—	—	317	4,463	—	—	4,463
WillScot Corp.*	1,799	—	—	1,799	33,263	—	—	33,263

					1,859,002	—	—	1,859,002

Electrical Equipment (2.2%)
Acuity Brands, Inc.	541	—	—	541	74,658	—	—	74,658
Allied Motion Technologies, Inc.	365	—	—	365	17,702	—	—	17,702
American Superconductor Corp.(x)*	289	—	—	289	2,269	—	—	2,269
AMETEK, Inc.	5,163	—	—	5,163	514,958	—	—	514,958
Atkore International Group, Inc.*	2,324	—	—	2,324	94,029	—	—	94,029
AZZ, Inc.	399	—	—	399	18,334	—	—	18,334
Energous Corp.(x)*	1,470	—	—	1,470	2,602	—	—	2,602
EnerSys	1,423	—	—	1,423	106,483	—	—	106,483
Generac Holdings, Inc.*	3,104	—	—	3,104	312,231	—	—	312,231
Hubbell, Inc.	1,499	—	—	1,499	221,582	—	—	221,582
Plug Power, Inc.(x)*	12,446	—	—	12,446	39,329	—	—	39,329

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Sensata Technologies Holding plc*	3,295	510,075	—	513,370	177,502	27,477,740	—	27,655,242
Sunrun, Inc.*	5,785	—	—	5,785	79,891	—	—	79,891
Thermon Group Holdings, Inc.*	445	—	—	445	11,926	—	—	11,926
TPI Composites, Inc.*	1,488	—	—	1,488	27,543	—	—	27,543
Vicor Corp.*	918	—	—	918	42,889	—	—	42,889
Vivint Solar, Inc.(x)*	2,251	—	—	2,251	16,342	—	—	16,342

					1,760,270	27,477,740	—	29,238,010

Industrial Conglomerates (0.9%)
Carlisle Cos., Inc.	6,339	65,695	—	72,034	1,025,904	10,632,079	—	11,657,983
Raven Industries, Inc.	1,823	—	—	1,823	62,820	—	—	62,820

					1,088,724	10,632,079	—	11,720,803

Machinery (3.6%)
Actuant Corp., Class A	1,366	—	—	1,366	35,557	—	—	35,557
Alamo Group, Inc.	435	—	—	435	54,614	—	—	54,614
Albany International Corp., Class A	1,518	—	—	1,518	115,247	—	—	115,247
Allison Transmission Holdings, Inc.	5,526	—	—	5,526	267,016	—	—	267,016
Altra Industrial Motion Corp.	3,161	—	—	3,161	114,460	—	—	114,460
Barnes Group, Inc.	280	—	—	280	17,349	—	—	17,349
Blue Bird Corp.*	405	—	—	405	9,283	—	—	9,283
Chart Industries, Inc.*	1,782	—	—	1,782	120,267	—	—	120,267
Columbus McKinnon Corp.	718	—	—	718	28,742	—	—	28,742
Donaldson Co., Inc.	6,394	—	—	6,394	368,422	—	—	368,422
Douglas Dynamics, Inc.	1,097	—	—	1,097	60,335	—	—	60,335
Dover Corp.	3,923	—	—	3,923	452,165	—	—	452,165
Energy Recovery, Inc.*	1,942	—	—	1,942	19,012	—	—	19,012
EnPro Industries, Inc.	87	—	—	87	5,819	—	—	5,819
ESCO Technologies, Inc.	1,228	—	—	1,228	113,590	—	—	113,590
Evoqua Water Technologies Corp.*	3,698	—	—	3,698	70,077	—	—	70,077
Federal Signal Corp.	2,872	—	—	2,872	92,622	—	—	92,622
Flowserve Corp.	1,469	—	—	1,469	73,112	—	—	73,112
Franklin Electric Co., Inc.	2,230	—	—	2,230	127,824	—	—	127,824
Gardner Denver Holdings, Inc.*	11,041	—	—	11,041	404,984	—	—	404,984
Gencor Industries, Inc.*	85	—	—	85	992	—	—	992
Gorman-Rupp Co. (The)	166	—	—	166	6,225	—	—	6,225
Graco, Inc.	8,370	—	—	8,370	435,240	—	—	435,240
Harsco Corp.*	3,877	—	—	3,877	89,210	—	—	89,210
Helios Technologies, Inc.	1,439	—	—	1,439	66,525	—	—	66,525
Hillenbrand, Inc.	2,083	—	—	2,083	69,385	—	—	69,385
IDEX Corp.	5,041	—	—	5,041	867,052	—	—	867,052
Ingersoll-Rand plc	9,455	48,643	—	58,098	1,256,759	6,465,628	—	7,722,387

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
John Bean Technologies Corp.	1,564	—	—	1,564	176,200	—	—	176,200
Kadant, Inc.	566	—	—	566	59,622	—	—	59,622
Kennametal, Inc.	16,300	—	—	16,300	601,307	—	—	601,307
LB Foster Co., Class A*	47	—	—	47	911	—	—	911
Lincoln Electric Holdings, Inc.	2,787	—	—	2,787	269,587	—	—	269,587
Lindsay Corp.	1,995	—	—	1,995	191,500	—	—	191,500
Luxfer Holdings plc	1,228	—	—	1,228	22,730	—	—	22,730
Meritor, Inc.*	3,091	—	—	3,091	80,953	—	—	80,953
Middleby Corp. (The)*	2,798	61,169	—	63,967	306,437	6,699,229	—	7,005,666
Miller Industries, Inc.	51	—	—	51	1,894	—	—	1,894
Mueller Industries, Inc.	1,575	—	—	1,575	50,006	—	—	50,006
Mueller Water Products, Inc., Class A	4,770	—	—	4,770	57,145	—	—	57,145
Nordson Corp.	6,211	—	—	6,211	1,011,399	—	—	1,011,399
Omega Flex, Inc.	153	—	—	153	16,415	—	—	16,415
Proto Labs, Inc.*	1,324	—	—	1,324	134,452	—	—	134,452
RBC Bearings, Inc.*	1,221	—	—	1,221	193,333	—	—	193,333
REV Group, Inc.	248	—	—	248	3,033	—	—	3,033
Rexnord Corp.*	550	368,790	—	369,340	17,941	12,029,930	—	12,047,871
Spartan Motors, Inc.	1,303	—	—	1,303	23,558	—	—	23,558
SPX Corp.*	1,769	—	—	1,769	90,007	—	—	90,007
Tennant Co.	885	—	—	885	68,959	—	—	68,959
Terex Corp.	2,430	—	—	2,430	72,365	—	—	72,365
Toro Co. (The)	5,376	—	—	5,376	428,306	—	—	428,306
WABCO Holdings, Inc.*	2,171	—	—	2,171	294,171	—	—	294,171
Watts Water Technologies, Inc., Class A	800	—	—	800	79,808	—	—	79,808
Welbilt, Inc.*	6,638	—	—	6,638	103,619	—	—	103,619
Westinghouse Air Brake Technologies Corp.	—	161,409	—	161,409	—	12,557,620	—	12,557,620
Woodward, Inc.	2,292	—	—	2,292	271,464	—	—	271,464

					9,969,007	37,752,407	—	47,721,414

Marine (0.0%)
Scorpio Bulkers, Inc.	504	—	—	504	3,211	—	—	3,211

Professional Services (3.2%)
ASGN, Inc.*	2,235	—	—	2,235	158,618	—	—	158,618
Barrett Business Services, Inc.	370	—	—	370	33,470	—	—	33,470
BG Staffing, Inc.	226	—	—	226	4,947	—	—	4,947
CoStar Group, Inc.*	737	18,925	—	19,662	440,947	11,322,828	—	11,763,775
CRA International, Inc.	96	—	—	96	5,229	—	—	5,229
Exponent, Inc.	2,603	—	—	2,603	179,633	—	—	179,633
Forrester Research, Inc.*	550	—	—	550	22,935	—	—	22,935
Franklin Covey Co.*	497	—	—	497	16,018	—	—	16,018
FTI Consulting, Inc.*	176	—	—	176	19,476	—	—	19,476
Heidrick & Struggles International, Inc.	105	—	—	105	3,412	—	—	3,412

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Huron Consulting Group, Inc.*	143	—	—	143	9,827	—	—	9,827
ICF International, Inc.	582	—	—	582	53,323	—	—	53,323
IHS Markit Ltd.*	—	159,418	—	159,418	—	12,012,146	—	12,012,146
Insperity, Inc.	1,891	—	—	1,891	162,702	—	—	162,702
Kforce, Inc.	964	—	—	964	38,271	—	—	38,271
Korn Ferry	2,884	—	—	2,884	122,282	—	—	122,282
Mistras Group, Inc.*	148	—	—	148	2,112	—	—	2,112
Resources Connection, Inc.	506	—	—	506	8,263	—	—	8,263
Robert Half International, Inc.	5,726	—	—	5,726	361,597	—	—	361,597
TriNet Group, Inc.*	2,232	—	—	2,232	126,354	—	—	126,354
Upwork, Inc.*	27,306	—	—	27,306	291,355	—	—	291,355
Verisk Analytics, Inc.	—	114,733	—	114,733	—	17,134,226	—	17,134,226
Willdan Group, Inc.(x)*	513	—	—	513	16,303	—	—	16,303

					2,077,074	40,469,200	—	42,546,274

Road & Rail (0.5%)
Avis Budget Group, Inc.*	2,852	—	—	2,852	91,948	—	—	91,948
Heartland Express, Inc.	146	—	—	146	3,073	—	—	3,073
JB Hunt Transport Services, Inc.	2,500	—	—	2,500	291,950	—	—	291,950
Kansas City Southern	820	—	—	820	125,591	—	—	125,591
Knight-Swift Transportation Holdings, Inc.	11,456	—	—	11,456	410,583	—	—	410,583
Landstar System, Inc.	1,772	—	—	1,772	201,778	—	—	201,778
Old Dominion Freight Line, Inc.	—	25,197	—	25,197	—	4,781,887	—	4,781,887
PAM Transportation Services, Inc.*	67	—	—	67	3,867	—	—	3,867
Saia, Inc.*	4,091	—	—	4,091	380,954	—	—	380,954
Universal Logistics Holdings, Inc.	425	—	—	425	8,058	—	—	8,058

					1,517,802	4,781,887	—	6,299,689

Trading Companies & Distributors (0.7%)
Air Lease Corp.	378	—	—	378	17,963	—	—	17,963
Applied Industrial Technologies, Inc.	1,954	—	—	1,954	130,312	—	—	130,312
Beacon Roofing Supply, Inc.*	15,159	—	—	15,159	484,785	—	—	484,785
EVI Industries, Inc.(x)*	232	—	—	232	6,273	—	—	6,273
Ferguson plc	—	79,130	—	79,130	—	7,179,868	—	7,179,868
Foundation Building Materials, Inc.*	214	—	—	214	4,141	—	—	4,141
General Finance Corp.*	301	—	—	301	3,332	—	—	3,332
GMS, Inc.*	853	—	—	853	23,099	—	—	23,099
H&E Equipment Services, Inc.	1,282	—	—	1,282	42,857	—	—	42,857
Herc Holdings, Inc.*	92	—	—	92	4,502	—	—	4,502

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Kaman Corp.	207	—	—	207	13,645	—	—	13,645
Lawson Products, Inc.*	215	—	—	215	11,202	—	—	11,202
MRC Global, Inc.*	384	—	—	384	5,238	—	—	5,238
SiteOne Landscape Supply, Inc.*	7,361	—	—	7,361	667,275	—	—	667,275
Systemax, Inc.	473	—	—	473	11,901	—	—	11,901
Transcat, Inc.*	348	—	—	348	11,087	—	—	11,087
United Rentals, Inc.*	1,680	—	—	1,680	280,174	—	—	280,174
Univar Solutions, Inc.*	25,600	—	—	25,600	620,544	—	—	620,544
Willis Lease Finance Corp.*	18	—	—	18	1,060	—	—	1,060

					2,339,390	7,179,868	—	9,519,258

Total Industrials					38,191,792	208,575,038	—	246,766,830

Information Technology (32.3%)
Communications Equipment (0.1%)
Acacia Communications, Inc.*	1,895	—	—	1,895	128,500	—	—	128,500
Calix, Inc.*	1,210	—	—	1,210	9,680	—	—	9,680
Cambium Networks Corp.(x)*	127	—	—	127	1,110	—	—	1,110
Casa Systems, Inc.*	1,471	—	—	1,471	6,016	—	—	6,016
Ciena Corp.*	6,939	—	—	6,939	296,226	—	—	296,226
Clearfield, Inc.*	572	—	—	572	7,974	—	—	7,974
DASAN Zhone Solutions, Inc.*	390	—	—	390	3,455	—	—	3,455
Extreme Networks, Inc.*	6,045	—	—	6,045	44,552	—	—	44,552
InterDigital, Inc.	1,592	—	—	1,592	86,748	—	—	86,748
Plantronics, Inc.	1,723	—	—	1,723	47,107	—	—	47,107
Ubiquiti, Inc.(x)	435	—	—	435	82,206	—	—	82,206
ViaSat, Inc.*	7,346	—	—	7,346	537,690	—	—	537,690
Viavi Solutions, Inc.*	37,332	—	—	37,332	559,980	—	—	559,980

					1,811,244	—	—	1,811,244

Electronic Equipment, Instruments & Components (5.2%)
Airgain, Inc.*	477	—	—	477	5,099	—	—	5,099
Akoustis Technologies, Inc.(x)*	1,296	—	—	1,296	10,368	—	—	10,368
Badger Meter, Inc.	1,458	—	—	1,458	94,668	—	—	94,668
Belden, Inc.	—	113,561	—	113,561	—	6,245,855	—	6,245,855
Coda Octopus Group, Inc.(x)*	239	—	—	239	2,000	—	—	2,000
Cognex Corp.	8,303	—	—	8,303	465,300	—	—	465,300
Dolby Laboratories, Inc., Class A	429	161,587	—	162,016	29,515	11,117,186	—	11,146,701
ePlus, Inc.*	598	—	—	598	50,405	—	—	50,405
Fabrinet*	1,710	—	—	1,710	110,876	—	—	110,876
FARO Technologies, Inc.*	841	—	—	841	42,344	—	—	42,344

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Fitbit, Inc., Class A(x)*	2,345	—	—	2,345	15,407	—	—	15,407
Flex Ltd.*	—	865,535	—	865,535	—	10,923,052	—	10,923,052
FLIR Systems, Inc.	590	—	—	590	30,721	—	—	30,721
II-VI, Inc.*	2,938	—	—	2,938	98,923	—	—	98,923
Insight Enterprises, Inc.*	672	—	—	672	47,235	—	—	47,235
IPG Photonics Corp.*	2,170	—	—	2,170	314,476	—	—	314,476
Iteris, Inc.*	2,024	—	—	2,024	10,100	—	—	10,100
Itron, Inc.*	1,718	—	—	1,718	144,226	—	—	144,226
Jabil, Inc.	1,655	—	—	1,655	68,401	—	—	68,401
Kimball Electronics, Inc.*	66	—	—	66	1,158	—	—	1,158
Littelfuse, Inc.	2,175	—	—	2,175	416,078	—	—	416,078
MTS Systems Corp.	310	—	—	310	14,889	—	—	14,889
Napco Security Technologies, Inc.*	593	—	—	593	17,428	—	—	17,428
National Instruments Corp.	376	333,875	—	334,251	15,920	14,136,267	—	14,152,187
nLight, Inc.*	1,673	—	—	1,673	33,929	—	—	33,929
Novanta, Inc.*	7,340	—	—	7,340	649,150	—	—	649,150
OSI Systems, Inc.*	849	—	—	849	85,528	—	—	85,528
PAR Technology Corp.(x)*	598	—	—	598	18,383	—	—	18,383
Plexus Corp.*	203	—	—	203	15,619	—	—	15,619
Rogers Corp.*	922	—	—	922	115,001	—	—	115,001
Sanmina Corp.*	693	—	—	693	23,728	—	—	23,728
TE Connectivity Ltd.	—	229,051	—	229,051	—	21,952,248	—	21,952,248
Trimble, Inc.*	2,204	—	—	2,204	91,885	—	—	91,885
Vishay Precision Group, Inc.*	410	—	—	410	13,940	—	—	13,940
Wrap Technologies, Inc.(x)*	394	—	—	394	2,518	—	—	2,518
Zebra Technologies Corp., Class A*	5,767	—	—	5,767	1,473,123	—	—	1,473,123

					4,528,341	64,374,608	—	68,902,949

IT Services (10.3%)
Alliance Data Systems Corp.	220	—	—	220	24,684	—	—	24,684
Amdocs Ltd.	—	264,353	—	264,353	—	19,083,643	—	19,083,643
Black Knight, Inc.*	7,307	—	—	7,307	471,155	—	—	471,155
Booz Allen Hamilton Holding Corp.	6,923	—	—	6,923	492,433	—	—	492,433
Brightcove, Inc.*	1,967	—	—	1,967	17,093	—	—	17,093
Broadridge Financial Solutions, Inc.	—	137,445	—	137,445	—	16,979,955	—	16,979,955
Cardtronics plc, Class A*	1,459	—	—	1,459	65,144	—	—	65,144
Cass Information Systems, Inc.	728	—	—	728	42,035	—	—	42,035
CoreLogic, Inc.*	238	—	—	238	10,403	—	—	10,403
CSG Systems International, Inc.	1,678	—	—	1,678	86,887	—	—	86,887
Endurance International Group Holdings, Inc.*	3,687	—	—	3,687	17,329	—	—	17,329

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
EPAM Systems, Inc.*	2,635	—	—	2,635	559,042	—	—	559,042
Euronet Worldwide, Inc.*	2,534	37,231	—	39,765	399,257	5,866,116	—	6,265,373
EVERTEC, Inc.	3,099	—	—	3,099	105,490	—	—	105,490
Evo Payments, Inc., Class A*	1,812	—	—	1,812	47,855	—	—	47,855
Exela Technologies, Inc.(x)*	1,709	—	—	1,709	697	—	—	697
ExlService Holdings, Inc.*	1,638	—	—	1,638	113,776	—	—	113,776
Fidelity National Information Services, Inc.	—	129,040	—	129,040	—	17,948,174	—	17,948,174
Gartner, Inc.*	—	7,874	—	7,874	—	1,213,383	—	1,213,383
Genpact Ltd.	9,473	—	—	9,473	399,476	—	—	399,476
Global Payments, Inc.	—	125,223	—	125,223	—	22,860,711	—	22,860,711
GoDaddy, Inc., Class A*	10,972	263,344	—	274,316	745,218	17,886,325	—	18,631,543
GTT Communications, Inc.(x)*	1,720	—	—	1,720	19,522	—	—	19,522
Hackett Group, Inc. (The)	1,143	—	—	1,143	18,448	—	—	18,448
I3 Verticals, Inc., Class A*	736	—	—	736	20,792	—	—	20,792
International Money Express, Inc.*	930	—	—	930	11,197	—	—	11,197
InterXion Holding NV*	4,300	—	—	4,300	360,383	—	—	360,383
Jack Henry & Associates, Inc.	7,995	—	—	7,995	1,164,632	—	—	1,164,632
Limelight Networks, Inc.*	2,361	—	—	2,361	9,633	—	—	9,633
ManTech International Corp., Class A	7,800	—	—	7,800	623,064	—	—	623,064
MAXIMUS, Inc.	3,218	—	—	3,218	239,387	—	—	239,387
MongoDB, Inc.*	2,121	—	—	2,121	279,145	—	—	279,145
NIC, Inc.	3,351	—	—	3,351	74,895	—	—	74,895
Okta, Inc.*	5,319	—	—	5,319	613,653	—	—	613,653
Paysign, Inc.(x)*	1,536	—	—	1,536	15,590	—	—	15,590
Perficient, Inc.*	1,557	—	—	1,557	71,731	—	—	71,731
Perspecta, Inc.	518	—	—	518	13,696	—	—	13,696
PRGX Global, Inc.*	1,124	—	—	1,124	5,530	—	—	5,530
Priority Technology Holdings, Inc.*	331	—	—	331	811	—	—	811
Sabre Corp.	2,362	—	—	2,362	53,003	—	—	53,003
Science Applications International Corp.	2,911	—	—	2,911	253,315	—	—	253,315
Switch, Inc., Class A	3,047	—	—	3,047	45,157	—	—	45,157
TTEC Holdings, Inc.	740	—	—	740	29,319	—	—	29,319
Tucows, Inc., Class A(x)*	488	—	—	488	30,149	—	—	30,149
Unisys Corp.*	1,841	—	—	1,841	21,834	—	—	21,834
USA Technologies, Inc.(x)*	15,500	—	—	15,500	114,700	—	—	114,700
Verra Mobility Corp.*	6,363	—	—	6,363	89,018	—	—	89,018

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Virtusa Corp.*	1,413	—	—	1,413	64,051	—	—	64,051
WEX, Inc.*	2,176	120,634	—	122,810	455,785	25,267,998	—	25,723,783
Wix.com Ltd.*	3,000	—	—	3,000	367,140	—	—	367,140

					8,663,554	127,106,305	—	135,769,859

Semiconductors & Semiconductor Equipment (7.4%)
Adesto Technologies Corp.(x)*	1,156	—	—	1,156	9,826	—	—	9,826
Advanced Energy Industries, Inc.*	1,900	—	—	1,900	135,280	—	—	135,280
Advanced Micro Devices, Inc.*	50,893	—	—	50,893	2,333,953	—	—	2,333,953
Ambarella, Inc.*	654	—	—	654	39,606	—	—	39,606
Brooks Automation, Inc.	3,073	—	—	3,073	128,943	—	—	128,943
Cabot Microelectronics Corp.	1,461	—	—	1,461	210,852	—	—	210,852
CEVA, Inc.*	1,028	—	—	1,028	27,715	—	—	27,715
Cree, Inc.*	4,321	—	—	4,321	199,414	—	—	199,414
Diodes, Inc.*	510	—	—	510	28,749	—	—	28,749
DSP Group, Inc.*	402	—	—	402	6,327	—	—	6,327
Enphase Energy, Inc.(x)*	4,698	—	—	4,698	122,759	—	—	122,759
Entegris, Inc.	17,944	—	—	17,944	898,815	—	—	898,815
FormFactor, Inc.*	286	—	—	286	7,427	—	—	7,427
Ichor Holdings Ltd.*	258	—	—	258	8,584	—	—	8,584
Impinj, Inc.(x)*	768	—	—	768	19,860	—	—	19,860
Inphi Corp.*	8,810	—	—	8,810	652,116	—	—	652,116
KLA Corp.	—	103,875	—	103,875	—	18,507,409	—	18,507,409
Lam Research Corp.	—	61,912	—	61,912	—	18,103,069	—	18,103,069
Lattice Semiconductor Corp.*	56,771	—	—	56,771	1,086,597	—	—	1,086,597
Marvell Technology Group Ltd.	22,950	—	—	22,950	609,552	—	—	609,552
MaxLinear, Inc.*	3,321	—	—	3,321	70,472	—	—	70,472
Microchip Technology, Inc.(x)	—	244,044	—	244,044	—	25,556,287	—	25,556,287
Monolithic Power Systems, Inc.	4,524	—	—	4,524	805,362	—	—	805,362
NVE Corp.	224	—	—	224	15,994	—	—	15,994
ON Semiconductor Corp.*	15,770	791,336	—	807,106	384,473	19,292,772	—	19,677,245
Onto Innovation, Inc.*	15,080	—	—	15,080	551,023	—	—	551,023
PDF Solutions, Inc.*	126	—	—	126	2,128	—	—	2,128
Power Integrations, Inc.	1,405	—	—	1,405	138,969	—	—	138,969
Semtech Corp.*	9,225	—	—	9,225	488,002	—	—	488,002
Silicon Laboratories, Inc.*	6,372	—	—	6,372	739,025	—	—	739,025
Teradyne, Inc.	8,483	—	—	8,483	578,456	—	—	578,456
Universal Display Corp.	4,249	—	—	4,249	875,591	—	—	875,591
Xilinx, Inc.	—	51,881	—	51,881	—	5,072,405	—	5,072,405
Xperi Corp.	526	—	—	526	9,731	—	—	9,731

					11,185,601	86,531,942	—	97,717,543

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Software (9.2%)
2U, Inc.*	7,754	—	—	7,754	186,018	—	—	186,018
8x8, Inc.*	4,797	—	—	4,797	87,785	—	—	87,785
A10 Networks, Inc.*	2,237	—	—	2,237	15,368	—	—	15,368
ACI Worldwide, Inc.*	5,808	—	—	5,808	220,036	—	—	220,036
Agilysys, Inc.*	1,059	—	—	1,059	26,909	—	—	26,909
Alarm.com Holdings, Inc.*	1,881	—	—	1,881	80,827	—	—	80,827
Altair Engineering, Inc., Class A*	2,020	—	—	2,020	72,538	—	—	72,538
Alteryx, Inc., Class A(x)*	11,707	—	—	11,707	1,171,519	—	—	1,171,519
American Software, Inc., Class A	809	—	—	809	12,038	—	—	12,038
Anaplan, Inc.*	13,813	—	—	13,813	723,801	—	—	723,801
ANSYS, Inc.*	1,810	—	—	1,810	465,912	—	—	465,912
Appfolio, Inc., Class A*	805	—	—	805	88,510	—	—	88,510
Appian Corp.(x)*	1,713	—	—	1,713	65,454	—	—	65,454
Aspen Technology, Inc.*	9,041	—	—	9,041	1,093,328	—	—	1,093,328
Atlassian Corp. plc, Class A*	—	83,910	—	83,910	—	10,097,729	—	10,097,729
Avalara, Inc.*	8,366	—	—	8,366	612,810	—	—	612,810
Benefitfocus, Inc.*	1,531	—	—	1,531	33,590	—	—	33,590
Bill.Com Holdings, Inc.*	3,200	—	—	3,200	121,760	—	—	121,760
Blackbaud, Inc.	2,464	—	—	2,464	196,134	—	—	196,134
Blackline, Inc.*	2,192	—	—	2,192	113,020	—	—	113,020
Bottomline Technologies DE, Inc.*	2,189	—	—	2,189	117,330	—	—	117,330
Box, Inc., Class A*	7,143	—	—	7,143	119,860	—	—	119,860
CDK Global, Inc.	6,170	—	—	6,170	337,376	—	—	337,376
Ceridian HCM Holding, Inc.*	3,808	—	—	3,808	258,487	—	—	258,487
ChannelAdvisor Corp.*	1,398	—	—	1,398	12,638	—	—	12,638
Cision Ltd.*	4,729	—	—	4,729	47,148	—	—	47,148
Cloudera, Inc.(x)*	791	—	—	791	9,199	—	—	9,199
Cloudflare, Inc., Class A*	18,900	—	—	18,900	322,434	—	—	322,434
CommVault Systems, Inc.*	2,060	—	—	2,060	91,958	—	—	91,958
Constellation Software, Inc.	—	30,340	—	30,340	—	29,466,401	—	29,466,401
Cornerstone OnDemand, Inc.*	2,853	—	—	2,853	167,043	—	—	167,043
Coupa Software, Inc.*	3,186	—	—	3,186	465,953	—	—	465,953
Digimarc Corp.(x)*	558	—	—	558	18,726	—	—	18,726
Digital Turbine, Inc.*	3,996	—	—	3,996	28,491	—	—	28,491
DocuSign, Inc.*	7,872	—	—	7,872	583,394	—	—	583,394
Domo, Inc., Class B*	893	—	—	893	19,396	—	—	19,396
Dynatrace, Inc.*	19,833	—	—	19,833	501,775	—	—	501,775
Ebix, Inc.(x)	1,202	—	—	1,202	40,159	—	—	40,159
eGain Corp.*	1,051	—	—	1,051	8,324	—	—	8,324
Elastic NV*	8,764	—	—	8,764	563,525	—	—	563,525

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Envestnet, Inc.*	8,852	—	—	8,852	616,365	—	—	616,365
Everbridge, Inc.*	1,662	—	—	1,662	129,769	—	—	129,769
Fair Isaac Corp.*	4,374	—	—	4,374	1,638,850	—	—	1,638,850
FireEye, Inc.*	10,028	—	—	10,028	165,763	—	—	165,763
Five9, Inc.*	3,016	—	—	3,016	197,789	—	—	197,789
ForeScout Technologies, Inc.*	2,125	—	—	2,125	69,700	—	—	69,700
Guidewire Software, Inc.*	15,946	—	—	15,946	1,750,392	—	—	1,750,392
HubSpot, Inc.*	7,867	—	—	7,867	1,246,920	—	—	1,246,920
Ideanomics, Inc.*	2,447	—	—	2,447	2,094	—	—	2,094
Instructure, Inc.*	1,738	—	—	1,738	83,789	—	—	83,789
Intelligent Systems Corp.(x)*	352	—	—	352	14,059	—	—	14,059
Intuit, Inc.	—	21,455	—	21,455	—	5,619,708	—	5,619,708
j2 Global, Inc.	2,357	—	—	2,357	220,874	—	—	220,874
LivePerson, Inc.*	3,145	—	—	3,145	116,365	—	—	116,365
Majesco*	458	—	—	458	3,779	—	—	3,779
Manhattan Associates, Inc.*	10,125	—	—	10,125	807,469	—	—	807,469
Medallia, Inc.(x)*	652	—	—	652	20,284	—	—	20,284
MicroStrategy, Inc., Class A*	427	—	—	427	60,903	—	—	60,903
Mitek Systems, Inc.*	1,295	—	—	1,295	9,907	—	—	9,907
MobileIron, Inc.*	4,947	—	—	4,947	24,042	—	—	24,042
Model N, Inc.*	1,670	—	—	1,670	58,567	—	—	58,567
New Relic, Inc.*	2,505	—	—	2,505	164,604	—	—	164,604
Nice Ltd. (ADR)(x)*	—	134,282	—	134,282	—	20,833,852	—	20,833,852
Nutanix, Inc., Class A*	8,568	—	—	8,568	267,836	—	—	267,836
OneSpan, Inc.*	1,215	—	—	1,215	20,801	—	—	20,801
PagerDuty, Inc.*	6,999	—	—	6,999	163,707	—	—	163,707
Paycom Software, Inc.*	2,502	—	—	2,502	662,430	—	—	662,430
Paylocity Holding Corp.*	5,854	—	—	5,854	707,280	—	—	707,280
Pegasystems, Inc.	1,923	—	—	1,923	153,167	—	—	153,167
Phunware, Inc.(x)*	1,552	—	—	1,552	1,847	—	—	1,847
Ping Identity Holding Corp.(x)*	497	—	—	497	12,077	—	—	12,077
Pluralsight, Inc., Class A*	20,221	—	—	20,221	348,003	—	—	348,003
Progress Software Corp.	2,276	—	—	2,276	94,568	—	—	94,568
Proofpoint, Inc.*	2,830	—	—	2,830	324,827	—	—	324,827
PROS Holdings, Inc.*	1,683	—	—	1,683	100,845	—	—	100,845
PTC, Inc.*	5,269	—	—	5,269	394,595	—	—	394,595
Q2 Holdings, Inc.*	6,914	—	—	6,914	560,587	—	—	560,587
QAD, Inc., Class A	299	—	—	299	15,228	—	—	15,228
Qualys, Inc.*	1,686	—	—	1,686	140,562	—	—	140,562
Rapid7, Inc.*	2,453	—	—	2,453	137,417	—	—	137,417
RealPage, Inc.*	4,019	—	—	4,019	216,021	—	—	216,021
Rimini Street, Inc.*	1,018	—	—	1,018	3,950	—	—	3,950
RingCentral, Inc., Class A*	3,778	—	—	3,778	637,235	—	—	637,235
SailPoint Technologies Holding, Inc.*	4,378	—	—	4,378	103,321	—	—	103,321

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
ServiceNow, Inc.*	2,916	—	—	2,916	823,245	—	—	823,245
SharpSpring, Inc.(x)*	540	—	—	540	6,194	—	—	6,194
ShotSpotter, Inc.(x)*	415	—	—	415	10,583	—	—	10,583
Slack Technologies, Inc., Class A(x)*	36,041	—	—	36,041	810,202	—	—	810,202
Smartsheet, Inc., Class A*	14,334	—	—	14,334	643,883	—	—	643,883
SolarWinds Corp.*	684	—	—	684	12,688	—	—	12,688
Splunk, Inc.*	14,770	—	—	14,770	2,212,103	—	—	2,212,103
SPS Commerce, Inc.*	1,792	—	—	1,792	99,313	—	—	99,313
SS&C Technologies Holdings, Inc.	—	385,977	—	385,977	—	23,698,988	—	23,698,988
SVMK, Inc.*	4,390	—	—	4,390	78,449	—	—	78,449
Telaria, Inc.*	2,233	—	—	2,233	19,673	—	—	19,673
Telenav, Inc.*	857	—	—	857	4,165	—	—	4,165
Tenable Holdings, Inc.*	1,914	—	—	1,914	45,859	—	—	45,859
Teradata Corp.*	5,578	—	—	5,578	149,323	—	—	149,323
Trade Desk, Inc. (The), Class A*	3,723	—	—	3,723	967,161	—	—	967,161
Tyler Technologies, Inc.*	1,950	—	—	1,950	585,039	—	—	585,039
Upland Software, Inc.*	1,171	—	—	1,171	41,816	—	—	41,816
Varonis Systems, Inc.*	1,477	—	—	1,477	114,778	—	—	114,778
Verint Systems, Inc.*	3,169	—	—	3,169	175,436	—	—	175,436
VirnetX Holding Corp.(x)*	3,131	—	—	3,131	11,898	—	—	11,898
Workday, Inc., Class A*	5,721	—	—	5,721	940,818	—	—	940,818
Workiva, Inc.*	1,882	—	—	1,882	79,138	—	—	79,138
Yext, Inc.*	4,742	—	—	4,742	68,380	—	—	68,380
Zendesk, Inc.*	10,902	—	—	10,902	835,420	—	—	835,420
Zix Corp.*	2,758	—	—	2,758	18,699	—	—	18,699
Zoom Video Communications, Inc., Class A(x)*	11,268	—	—	11,268	766,675	—	—	766,675
Zscaler, Inc.(x)*	11,998	—	—	11,998	557,907	—	—	557,907
Zuora, Inc., Class A*	4,470	—	—	4,470	64,055	—	—	64,055

					31,712,061	89,716,678	—	121,428,739

Technology Hardware, Software & Peripherals (0.0%)
AstroNova, Inc.	356	—	—	356	4,884	—	—	4,884
Avid Technology, Inc.*	1,447	—	—	1,447	12,415	—	—	12,415
Diebold Nixdorf, Inc.*	2,049	—	—	2,049	21,638	—	—	21,638
NCR Corp.*	6,422	—	—	6,422	225,798	—	—	225,798
Pure Storage, Inc., Class A*	22,963	—	—	22,963	392,897	—	—	392,897
Sonim Technologies, Inc.(x)*	186	—	—	186	675	—	—	675

					658,307	—	—	658,307

Total Information Technology					58,559,108	367,729,533	—	426,288,641

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Materials (1.3%)
Chemicals (0.2%)
Advanced Emissions Solutions, Inc.(x)	790	—	—	790	8,295	—	—	8,295
Amyris, Inc.(x)*	273	—	—	273	844	—	—	844
Axalta Coating Systems Ltd.*	3,267	—	—	3,267	99,317	—	—	99,317
Balchem Corp.	1,616	—	—	1,616	164,234	—	—	164,234
CF Industries Holdings, Inc.	1,109	—	—	1,109	52,944	—	—	52,944
Chase Corp.	376	—	—	376	44,548	—	—	44,548
Element Solutions, Inc.*	3,967	—	—	3,967	46,335	—	—	46,335
Ferro Corp.*	3,432	—	—	3,432	50,897	—	—	50,897
FMC Corp.	4,770	—	—	4,770	476,141	—	—	476,141
GCP Applied Technologies, Inc.*	2,747	—	—	2,747	62,384	—	—	62,384
HB Fuller Co.	1,826	—	—	1,826	94,167	—	—	94,167
Ingevity Corp.*	8,072	—	—	8,072	705,331	—	—	705,331
Innospec, Inc.	1,071	—	—	1,071	110,784	—	—	110,784
Koppers Holdings, Inc.*	678	—	—	678	25,913	—	—	25,913
Kraton Corp.*	459	—	—	459	11,622	—	—	11,622
Marrone Bio Innovations, Inc.*	2,276	—	—	2,276	2,299	—	—	2,299
NewMarket Corp.	324	—	—	324	157,632	—	—	157,632
OMNOVA Solutions, Inc.*	2,233	—	—	2,233	22,576	—	—	22,576
Orion Engineered Carbons SA	2,066	—	—	2,066	39,874	—	—	39,874
PolyOne Corp.	3,702	—	—	3,702	136,197	—	—	136,197
Quaker Chemical Corp.	670	—	—	670	110,228	—	—	110,228
RPM International, Inc.	1,099	—	—	1,099	84,359	—	—	84,359
Scotts Miracle-Gro Co. (The)	2,003	—	—	2,003	212,679	—	—	212,679
Sensient Technologies Corp.	1,102	—	—	1,102	72,831	—	—	72,831
Stepan Co.	115	—	—	115	11,781	—	—	11,781
Tronox Holdings plc, Class A	2,131	—	—	2,131	24,336	—	—	24,336
Valhi, Inc.	386	—	—	386	722	—	—	722
WR Grace & Co.	2,884	—	—	2,884	201,447	—	—	201,447

					3,030,717	—	—	3,030,717

Construction Materials (0.0%)
Eagle Materials, Inc.	1,735	—	—	1,735	157,295	—	—	157,295
Forterra, Inc.(x)*	950	—	—	950	10,982	—	—	10,982
Summit Materials, Inc., Class A*	1,064	—	—	1,064	25,430	—	—	25,430
United States Lime & Minerals, Inc.	8	—	—	8	722	—	—	722
US Concrete, Inc.*	823	—	—	823	34,286	—	—	34,286

					228,715	—	—	228,715

Containers & Packaging (1.1%)
AptarGroup, Inc.	1,293	—	—	1,293	149,497	—	—	149,497
Avery Dennison Corp.	3,952	—	—	3,952	517,000	—	—	517,000

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Berry Global Group, Inc.*	2,600	—	—	2,600	123,474	—	—	123,474
Crown Holdings, Inc.*	3,829	—	—	3,829	277,756	—	—	277,756
Myers Industries, Inc.	1,829	—	—	1,829	30,508	—	—	30,508
Sealed Air Corp.	593	320,379	—	320,972	23,619	12,760,695	—	12,784,314
UFP Technologies, Inc.*	49	—	—	49	2,431	—	—	2,431

					1,124,285	12,760,695	—	13,884,980

Metals & Mining (0.0%)
AK Steel Holding Corp.*	7,057	—	—	7,057	23,218	—	—	23,218
Cleveland-Cliffs, Inc.(x)	2,002	—	—	2,002	16,817	—	—	16,817
Compass Minerals International, Inc.	1,741	—	—	1,741	106,131	—	—	106,131
Kaiser Aluminum Corp.	397	—	—	397	44,023	—	—	44,023
Materion Corp.	427	—	—	427	25,385	—	—	25,385
Mayville Engineering Co., Inc.*	323	—	—	323	3,030	—	—	3,030
Novagold Resources, Inc.*	8,363	—	—	8,363	74,932	—	—	74,932
Royal Gold, Inc.	1,066	—	—	1,066	130,319	—	—	130,319
Ryerson Holding Corp.*	722	—	—	722	8,541	—	—	8,541
Worthington Industries, Inc.	434	—	—	434	18,306	—	—	18,306

					450,702	—	—	450,702

Paper & Forest Products (0.0%)
Boise Cascade Co.	479	—	—	479	17,498	—	—	17,498
Louisiana-Pacific Corp.	777	—	—	777	23,053	—	—	23,053
Neenah, Inc.	716	—	—	716	50,428	—	—	50,428
Verso Corp., Class A*	95	—	—	95	1,713	—	—	1,713

					92,692	—	—	92,692

Total Materials					4,927,111	12,760,695	—	17,687,806

Real Estate (3.9%)
Equity Real Estate Investment Trusts (REITs) (3.9%)
Alexander’s, Inc. (REIT)	107	—	—	107	35,347	—	—	35,347
American Assets Trust, Inc. (REIT)	2,457	—	—	2,457	112,776	—	—	112,776
American Finance Trust, Inc. (REIT)	359	—	—	359	4,760	—	—	4,760
American Homes 4 Rent, Class A (REIT)	5,554	—	—	5,554	145,570	—	—	145,570
Americold Realty Trust (REIT)	9,740	—	—	9,740	341,484	—	—	341,484
Armada Hoffler Properties, Inc. (REIT)	864	—	—	864	15,854	—	—	15,854

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Bluerock Residential Growth REIT, Inc. (REIT)	1,099	—	—	1,099	13,243	—	—	13,243
CareTrust REIT, Inc. (REIT)	3,677	—	—	3,677	75,857	—	—	75,857
Clipper Realty, Inc. (REIT)	770	—	—	770	8,162	—	—	8,162
Colony Capital, Inc. (REIT)	1,388	—	—	1,388	6,593	—	—	6,593
Community Healthcare Trust, Inc. (REIT)	558	—	—	558	23,916	—	—	23,916
CoreSite Realty Corp. (REIT)	5,671	—	—	5,671	635,833	—	—	635,833
Crown Castle International Corp. (REIT)	—	169,281	—	169,281	—	24,063,294	—	24,063,294
Easterly Government Properties, Inc. (REIT)	871	—	—	871	20,669	—	—	20,669
EastGroup Properties, Inc. (REIT)	1,900	—	—	1,900	252,073	—	—	252,073
Equity LifeStyle Properties, Inc. (REIT)	8,844	—	—	8,844	622,529	—	—	622,529
Essential Properties Realty Trust, Inc. (REIT)	434	—	—	434	10,768	—	—	10,768
First Industrial Realty Trust, Inc. (REIT)	1,323	—	—	1,323	54,918	—	—	54,918
Four Corners Property Trust, Inc. (REIT)	3,421	—	—	3,421	96,438	—	—	96,438
GEO Group, Inc. (The) (REIT)	6,085	—	—	6,085	101,072	—	—	101,072
Gladstone Commercial Corp. (REIT)	469	—	—	469	10,252	—	—	10,252
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	230	—	—	230	7,401	—	—	7,401
Innovative Industrial Properties, Inc. (REIT)(x)	554	—	—	554	42,032	—	—	42,032
Iron Mountain, Inc. (REIT)	1,654	—	—	1,654	52,713	—	—	52,713
iStar, Inc. (REIT)(x)	2,150	—	—	2,150	31,197	—	—	31,197
Lamar Advertising Co., Class A (REIT)	4,319	252,302	—	256,621	385,514	22,520,477	—	22,905,991
LTC Properties, Inc. (REIT)	1,003	—	—	1,003	44,904	—	—	44,904
Monmouth Real Estate Investment Corp. (REIT)	649	—	—	649	9,398	—	—	9,398
National Health Investors, Inc. (REIT)	929	—	—	929	75,695	—	—	75,695
National Storage Affiliates Trust (REIT)	3,020	—	—	3,020	101,532	—	—	101,532
New Senior Investment Group, Inc. (REIT)	1,884	—	—	1,884	14,413	—	—	14,413

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
NexPoint Residential Trust, Inc. (REIT)	968	—	—	968	43,560	—	—	43,560
Outfront Media, Inc. (REIT)	1,132	—	—	1,132	30,360	—	—	30,360
Pennsylvania REIT (REIT)(x)	1,686	—	—	1,686	8,986	—	—	8,986
PS Business Parks, Inc. (REIT)	1,008	—	—	1,008	166,189	—	—	166,189
QTS Realty Trust, Inc., Class A (REIT)	2,860	—	—	2,860	155,212	—	—	155,212
Ryman Hospitality Properties, Inc. (REIT)	2,303	—	—	2,303	199,578	—	—	199,578
Safehold, Inc. (REIT)(x)	35	—	—	35	1,411	—	—	1,411
Saul Centers, Inc. (REIT)	558	—	—	558	29,451	—	—	29,451
Seritage Growth Properties, Class A (REIT)(x)	161	—	—	161	6,453	—	—	6,453
Sun Communities, Inc. (REIT)	1,128	—	—	1,128	169,313	—	—	169,313
Tanger Factory Outlet Centers, Inc. (REIT)(x)	4,260	—	—	4,260	62,750	—	—	62,750
Terreno Realty Corp. (REIT)	336	—	—	336	18,191	—	—	18,191
UMH Properties, Inc. (REIT)	1,511	—	—	1,511	23,768	—	—	23,768
Uniti Group, Inc. (REIT)(x)	9,480	—	—	9,480	77,831	—	—	77,831
Universal Health Realty Income Trust (REIT)	562	—	—	562	65,956	—	—	65,956

					4,411,922	46,583,771	—	50,995,693

Real Estate Management & Development (0.0%)
Altisource Portfolio Solutions SA(x)*	33	—	—	33	638	—	—	638
Cushman & Wakefield plc*	5,233	—	—	5,233	106,963	—	—	106,963
eXp World Holdings, Inc.(x)*	1,098	—	—	1,098	12,440	—	—	12,440
Howard Hughes Corp. (The)*	640	—	—	640	81,152	—	—	81,152
Jones Lang LaSalle, Inc.	297	—	—	297	51,705	—	—	51,705
Kennedy-Wilson Holdings, Inc.	2,964	—	—	2,964	66,097	—	—	66,097
Marcus & Millichap, Inc.*	1,038	—	—	1,038	38,665	—	—	38,665
Maui Land & Pineapple Co., Inc.*	191	—	—	191	2,149	—	—	2,149
Newmark Group, Inc., Class A	6,602	—	—	6,602	88,830	—	—	88,830
Redfin Corp.*	4,498	—	—	4,498	95,088	—	—	95,088

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
RMR Group, Inc. (The), Class A	768	—	—	768	35,051	—	—	35,051

					578,778	—	—	578,778

Total Real Estate					4,990,700	46,583,771	—	51,574,471

Utilities (0.1%)
Electric Utilities (0.0%)
El Paso Electric Co.	354	—	—	354	24,033	—	—	24,033
Genie Energy Ltd., Class B	296	—	—	296	2,288	—	—	2,288
MGE Energy, Inc.	643	—	—	643	50,681	—	—	50,681
Otter Tail Corp.	901	—	—	901	46,212	—	—	46,212
Spark Energy, Inc., Class A	632	—	—	632	5,834	—	—	5,834

					129,048	—	—	129,048

Gas Utilities (0.0%)
Chesapeake Utilities Corp.	811	—	—	811	77,718	—	—	77,718
New Jersey Resources Corp.	294	—	—	294	13,103	—	—	13,103
Northwest Natural Holding Co.	219	—	—	219	16,147	—	—	16,147
South Jersey Industries, Inc.	667	—	—	667	21,998	—	—	21,998
Southwest Gas Holdings, Inc.	309	—	—	309	23,475	—	—	23,475

					152,441	—	—	152,441

Independent Power and Renewable Electricity Producers (0.0%)
Atlantic Power Corp.*	3,415	—	—	3,415	7,957	—	—	7,957
Ormat Technologies, Inc.	729	—	—	729	54,325	—	—	54,325
Sunnova Energy International, Inc.*	148	—	—	148	1,652	—	—	1,652
TerraForm Power, Inc., Class A	2,692	—	—	2,692	41,430	—	—	41,430

					105,364	—	—	105,364

Water Utilities (0.1%)
American States Water Co.	1,843	—	—	1,843	159,678	—	—	159,678
AquaVenture Holdings Ltd.*	101	—	—	101	2,739	—	—	2,739
California Water Service Group	2,319	—	—	2,319	119,568	—	—	119,568
Global Water Resources, Inc.	606	—	—	606	7,969	—	—	7,969
Middlesex Water Co.	662	—	—	662	42,083	—	—	42,083
Pure Cycle Corp.*	875	—	—	875	11,016	—	—	11,016
SJW Group	870	—	—	870	61,822	—	—	61,822
York Water Co. (The)	610	—	—	610	28,127	—	—	28,127

					433,002	—	—	433,002

Total Utilities					819,855	—	—	819,855

Total Common Stocks (97.6%) (Cost $846,417,001)					218,091,000	1,070,089,701	—	1,288,180,701

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Oncternal Therapeutics, Inc., CVR (r)*	29	—	—	29	—	—	—	—

Pharmaceuticals (0.0%)
Bristol-Myers Squibb Co., CVR*	—	87,850	—	87,850	—	264,429	—	264,429
Corium International, Inc., CVR (r)(x)*	15,966	—	—	15,966	2,155	—	—	2,155

					2,155	264,429	—	266,584

Total Health Care					2,155	264,429	—	266,584

Materials (0.0%)
Chemicals (0.0%)
Schulman, Inc., CVR (r)*	1,228	—	—	1,228	482	—	—	482

Total Rights (0.0%) (Cost $187,121)					2,637	264,429	—	267,066

SHORT-TERM INVESTMENTS
Investment Companies (0.4%)
JPMorgan Prime Money Market Fund, IM Shares	1,078,003	3,661,645	—	4,739,648	1,078,325	3,662,744	—	4,741,069

Repurchase Agreements (0.7%)
Cantor Fitzgerald & Co.,1.58%, dated 12/31/19, due 1/2/20, repurchase price $1,600,140, collateralized by various Foreign Government Agency Securities, ranging from 2.337%-5.269%, maturing 5/15/30-8/20/69, U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-12/20/66; total market value $1,632,000. (xx)	1,600,000	—	—	1,600,000	1,600,000	—	—	1,600,000

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Citigroup Global Markets Ltd.,1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,009,555, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $1,029,649. (xx)	1,009,460	—	—	1,009,460	1,009,460	—	—	1,009,460
Citigroup Global Markets Ltd.,1.70%, dated 12/31/19, due 1/2/20, repurchase price $4,883,430, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $4,980,628. (xx)	600,000	4,282,968	—	4,882,968	600,000	4,282,968	—	4,882,968
Deutsche Bank AG,2.75%, dated 12/31/19, due 1/2/20, repurchase price $1,000,152, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $1,020,008. (xx)	500,000	500,000	—	1,000,000	500,000	500,000	—	1,000,000
Deutsche Bank Securities, Inc.,1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)	1,000,000	—	—	1,000,000	1,000,000	—	—	1,000,000

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment	EQ/Janus Enterprise Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
NBC Global Finance Ltd.,1.71%, dated 12/31/19, due 1/2/20, repurchase price $300,029, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $326,667. (xx)	300,000	—	—	300,000	300,000	—	—	300,000

					5,009,460	4,782,968	—	9,792,428

Total Short-Term Investments (1.1%) (Cost $14,533,842)					6,087,785	8,445,712	—	14,533,497

Total Investments in Securities (98.7%)					224,181,422	1,078,799,842	—	1,302,981,264

Other Assets less Liabilities (1.3%)					(2,396,705)	19,467,190	—	17,070,485

Net Assets (100.0%)					221,784,717	1,098,267,032	—	1,320,051,749

*	Non-income producing.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)	At December 31, 2019, the Portfolio had loaned securities with a total value of $35,185,627. This was collateralized by $26,945,009 of various U.S. Government Treasury Securities, ranging from 0.000% — 8.125%, maturing 1/7/20 — 2/15/49 and by cash of $9,792,428 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

As of December 31, 2019, all securities held by the Acquired Portfolio would comply with the investment policies and restrictions of the Acquiring Portfolio.

Glossary:

ADR — American Depositary Receipt

CVR — Contingent Value Right

USD — United States Dollar

Futures contracts outstanding as of December 31, 2019 (Note 1):

Multimanager Mid Cap Growth

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
NASDAQ 100 E-Mini Index	1	Mar-20	USD	175,045	2,987
Russell 2000 E-Mini Index	1	Mar-20	USD	83,530	801
S&P Midcap 400 E-Mini Index	2	Mar-20	USD	412,960	5,456

					9,244

EQ/Janus Enterprise

This Portfolio has no futures contracts.

EQ/Janus Enterprise Combined Pro Forma (Unaudited)

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
NASDAQ 100 E-Mini Index	1	Mar-20	USD	175,045	2,987
Russell 2000 E-Mini Index	1	Mar-20	USD	83,530	801
S&P Midcap 400 E-Mini Index	2	Mar-20	USD	412,960	5,456

					9,244

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities			Level 2 Significant Other Observable Inputs (including quoted prices, for similar securities, interest rates, prepayment speeds, credit risk, etc.)			Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)			Total
	Multimanager Mid Cap Growth	EQ/Janus Enterprise	EQ/Janus Enterprise Combined Pro Forma (Unaudited)	Multimanager Mid Cap Growth	EQ/Janus Enterprise	EQ/Janus Enterprise Combined Pro Forma (Unaudited)	Multimanager Mid Cap Growth	EQ/Janus Enterprise	EQ/Janus Enterprise Combined Pro Forma (Unaudited)	Multimanager Mid Cap Growth	EQ/Janus Enterprise	EQ/Janus Enterprise Combined Pro Forma (Unaudited)
Assets:
Common Stocks
Communication Services	$7,201,859	$15,630,161	$22,832,020	$—	$—	$—	$—	$—	$—	$7,201,859	$15,630,161	$22,832,020
Consumer Discretionary	33,146,624	89,199,049	122,345,673	4,465	—	4,465	—	—	—	33,151,089	89,199,049	122,350,138
Consumer Staples	5,039,397	—	5,039,397	—	—	—	—	—	—	5,039,397	—	5,039,397
Energy	1,275,010	—	1,275,010	—	—	—	—	—	—	1,275,010	—	1,275,010
Financials	11,780,282	143,865,807	155,646,089	—	—	—	—	—	—	11,780,282	143,865,807	155,646,089
Health Care	51,628,248	185,745,647	237,373,895	526,549	—	526,549	—	—	—	52,154,797	185,745,647	237,900,444
Industrials	38,191,792	192,907,999	231,099,791	—	15,667,039	15,667,039	—	—	—	38,191,792	208,575,038	246,766,830
Information Technology	58,559,108	367,729,533	426,288,641	—	—	—	—	—	—	58,559,108	367,729,533	426,288,641
Materials	4,927,111	12,760,695	17,687,806	—	—	—	—	—	—	4,927,111	12,760,695	17,687,806
Real Estate	4,990,700	46,583,771	51,574,471	—	—	—	—	—	—	4,990,700	46,583,771	51,574,471
Utilities	819,855	—	819,855	—	—	—	—	—	—	819,855	—	819,855

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities			Level 2 Significant Other Observable Inputs (including quoted prices, for similar securities, interest rates, prepayment speeds, credit risk, etc.)			Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)			Total
	Multimanager Mid Cap Growth	EQ/Janus Enterprise	EQ/Janus Enterprise Combined Pro Forma (Unaudited)	Multimanager Mid Cap Growth	EQ/Janus Enterprise	EQ/Janus Enterprise Combined Pro Forma (Unaudited)	Multimanager Mid Cap Growth	EQ/Janus Enterprise	EQ/Janus Enterprise Combined Pro Forma (Unaudited)	Multimanager Mid Cap Growth	EQ/Janus Enterprise	EQ/Janus Enterprise Combined Pro Forma (Unaudited)
Futures	9,244	—	9,244	—	—	—	—	—	—	9,244	—	9,244
Rights
Health Care	—	264,429	264,429	—	—	—	2,155	—	2,155	2,155	264,429	266,584
Materials	—	—	—	—	—	—	482	—	482	482	—	482
Short-Term Investments
Investment Company	1,078,325	3,662,744	4,741,069	—	—	—	—	—	—	1,078,325	3,662,744	4,741,069
Repurchase Agreements	—	—	—	5,009,460	4,782,968	9,792,428	—	—	—	5,009,460	4,782,968	9,792,428

Total Assets	$218,647,555	$1,058,349,835	$1,276,997,390	$5,540,474	$20,450,007	$25,990,481	$2,637	$—	$2,637	$224,190,666	$1,078,799,842	$1,302,990,508

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total	$218,647,555	$1,058,349,835	$1,276,997,390	$5,540,474	$20,450,007	$25,990,481	$2,637	$—	$2,637	$224,190,666	$1,078,799,842	$1,302,990,508

Multimanager Mid Cap Growth

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets — Unrealized appreciation	$9,244	*

Total		$9,244

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$189,590	$189,590

Total	$189,590	$189,590

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$62,869	$62,869

Total	$62,869	$62,869

^	This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $735,000 during the year ended December 31, 2019.

EQ/Janus Enterprise

This Portfolio had no derivatives.

EQ/Janus Enterprise Combined Pro Forma (Unaudited)

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets — Unrealized appreciation	$9,244	*

Total		$9,244

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$189,590	$189,590

Total	$189,590	$189,590

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$62,869	$62,869

Total	$62,869	$62,869

^	This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $735,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	EQ/Janus Enterprise Combined Pro Forma (Unaudited)
Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 10%)*	$95,991,515	$104,085,631	$200,077,146
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 14%)*	$115,299,483	$185,728,022	$301,027,505

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	EQ/Janus Enterprise Combined Pro Forma (Unaudited)
Aggregate gross unrealized appreciation . . . . . . . . . .	$75,108,774	$387,640,454	$462,749,228
Aggregate gross unrealized depreciation . . . .	(9,217,339)	(11,976,964)	(21,194,303)

Net unrealized appreciation . . . .	65,891,435	375,663,490	441,554,925

Federal income tax cost of investments in securities and derivative instruments, if applicable	158,299,231	703,136,352	861,435,583

Multimanager Mid Cap Growth

For the year ended December 31, 2019, the Portfolio incurred approximately $48 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

EQ/Janus Enterprise

For the year ended December 31, 2019, the Portfolio incurred approximately $756 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

EQ/Janus Enterprise Combined Pro Forma

For the year ended December 31, 2019, the Portfolio incurred approximately $804 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

EQ ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019 (Unaudited)

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment		EQ/Janus Enterprise Combined Pro Forma
Investments in Securities at Cost, Unaffiliated Issuers	$152,957,541	$698,388,449	$—		$851,345,990
Investments in Securities at Cost, Repurchase Agreements	$5,009,460	$4,782,968	$—		$9,792,428
Foreign Cash at Cost	$20,660	$—	$—		$20,660
ASSETS
Investments in Securities at value, Unaffiliated Issuers (x)	$219,171,962	$1,074,016,874	$—		$1,293,188,836
Investments in Securities at value, Repurchase Agreements	5,009,460	4,782,968	—		9,792,428
Cash	2,868,178	24,669,000	—		27,537,178
Foreign Cash	21,222	—	—		21,222
Cash held as collateral at broker for futures	25,300	—	—		25,300
Receivable for securities sold	285,826	241,019	—		526,845
Dividends, interest, and other receivables	75,559	379,652	—		455,211
Receivable for Portfolio shares sold	11,562	205,568	—		217,130
Securities lending income receivable	17,301	4,052	—		21,353
Due from broker for futures variation margin	868	—	—		868
Other assets	902	4,288	—		5,190

Total assets	227,488,140	1,104,303,421	—		1,331,791,561

LIABILITIES
Payable for return of collateral on securities loaned	5,009,460	4,782,968	—		9,792,428
Investment management fees payable	106,910	618,578	—		725,488
Payable for Portfolio shares redeemed	141,337	249,025	—		390,362
Payable for securities purchased	289,640	—	—		289,640
Distribution fees payable — Class IB	28,977	201,345	—		230,322
Administrative fees payable	22,897	87,609	—		110,506
Distribution fees payable — Class IA	2,921	18,281	—		21,202
Trustees’ fees payable	2,547	—	—		2,547
Accrued expenses	98,734	78,583	—		177,317

Total liabilities	5,703,423	6,036,389	—		11,739,812

NET ASSETS	$221,784,717	$1,098,267,032	$—		$1,320,051,749

Net assets were comprised of:
Paid in capital	$153,211,797	$708,879,207	$—		$862,091,004
Total distributable earnings (loss)	68,572,920	389,387,825	—		457,960,745

Net Assets	$221,784,717	$1,098,267,032	—		$1,320,051,749

Class IA Shares:
Net Assets	$13,918,273	$87,385,514	$—		$101,303,787
Shares outstanding	1,331,079	4,076,339	(681,823	) (a)	4,725,595
Net asset value, offering and redemption price per share	$10.46	$21.44			$21.44
Class IB Shares:
Net Assets	$138,052,433	$963,278,466	$—		$1,101,330,899
Shares outstanding	14,185,104	45,660,232	(7,641,299	) (a)	52,204,037
Net asset value, offering and redemption price per share	$9.73	$21.10			$21.10
Class K Shares:
Net Assets	$69,814,011	$47,603,052	$—		$117,417,063
Shares outstanding	6,486,883	2,176,531	(3,294,811	) (a)	5,368,603
Net asset value, offering and redemption price per share	$10.76	$21.87			$21.87
(x) Includes value of securities on loan of:	$10,081,829	$25,103,798	$—		$35,185,627

(a)	Reflects adjustments for retired shares of the acquired Portfolio.

EQ ADVISORS TRUST

STATEMENT OF OPERATIONS

December 31, 2019 (Unaudited)

	Multimanager Mid Cap Growth	EQ/Janus Enterprise	Pro Forma Adjustment		EQ/Janus Enterprise Combined Pro Forma

Foreign withholding tax	$252	$258,293	$—		$258,545
INVESTMENT INCOME
Dividends	$1,232,998	$9,725,620	$—		$10,958,618
Interest	59,598	388,248	—		447,846
Securities lending (net)	173,225	154,537	—		327,762

Total income	1,465,821	10,268,405	—		11,734,226

EXPENSES
Investment management fees	1,684,303	7,099,744	(399,062	) a	8,384,985
Distribution fees — Class IB	330,509	2,241,254	—		2,571,763
Administrative fees	259,318	975,554	(65,017	) a	1,169,855
Custodian fees	186,000	61,999	(186,000	) b	61,999
Distribution fees — Class IA	33,017	201,813	—		234,830
Professional fees	52,146	71,292	(47,001)		76,437
Printing and mailing expenses	33,695	82,668	—		116,363
Trustees’ fees	6,803	32,210	—		39,013
Miscellaneous	3,319	25,445	(3,319)		25,445

Gross expenses	2,589,110	10,791,979	(700,399)		12,680,690

Less: Waiver from investment manager	(434,880)	(174,165)	609,045	c	—

Net expenses	2,154,230	10,617,814	(91,354)		12,680,690

NET INVESTMENT INCOME (LOSS)	(688,409)	(349,409)	91,354		(946,464)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	19,739,072	75,531,729	—		95,270,801
Futures contracts	189,590	—	—		189,590
Foreign currency transactions	(245)	2,936	—		2,691

Net realized gain (loss)	19,928,417	75,534,665	—		95,463,082

Change in unrealized appreciation (depreciation) on:
Investments in securities	38,646,354	230,766,915	—		269,413,269
Futures contracts	62,869	—	—		62,869
Foreign currency translations	817	918	—		1,735

Net change in unrealized appreciation (depreciation)	38,710,040	230,767,833	—		269,477,873

NET REALIZED AND UNREALIZED GAIN (LOSS)	58,638,457	306,302,498	—		364,940,955

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$57,950,048	$305,953,089	$91,354		$363,994,491

a	Reflects adjustment for new fee structure
b	Reflects adjustment in expenses due to elimination of duplicative expenses
c	Reflects elimination of reimbursement due to expense adjustment

Note that the Reorganization expenses for the Mid Cap Growth Portfolio, which is estimated to be $97,192, exceeds the expense limit for the Portfolio and will be paid by FMG LLC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

As of December 31, 2019

NOTE 1 — BASIS OF COMBINATION AND SIGNIFICANT ACCOUNTING POLICIES:

EQ Advisors Trust (the “Trust’) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the investment company act of 1940, as amended, as an open-end management investment company with numerous portfolios. The Board of Trustees (the “Board”) of the Trust approved a proposed Agreement and Plan of Reorganization and Termination (“Reorganization Plan”) on December 4-5, 2019 that provides for the transfer of all assets of the Multimanager Mid Cap Growth Portfolio (the “Acquired Portfolio”) to the EQ/Janus Enterprise Portfolio, a series of the Trust, and the assumption by EQ/Janus Enterprise Portfolio of all of the liabilities of the Acquired Portfolio in exchange for shares of the EQ/Janus Enterprise Portfolio having an aggregate value equal to the net assets of the Acquired Portfolio, the distribution of the EQ/Janus Enterprise Portfolio shares to the Acquired Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Acquired Portfolio.

The Acquired Portfolio’s annual contractual management fee equals 0.800% of average daily net assets for the first $750 million, 0.750% of average daily net assets for the next $750 million, 0.725% of average daily net assets for the next $1 billion, 0.700% of average daily net assets for the next $2.5 billion and 0.675% of average daily net assets thereafter. EQ/Janus Enterprise Portfolio’s annual contractual management fee equals 0.700% of average daily net assets for the first $750 million, 0.650% of average daily net assets for the next $750 million, 0.625% of average daily net assets for the next $1 billion, 0.600% of average daily net assets for the next $2.5 billion, and 0.575% of average daily net assets thereafter. The Reorganization Plan is subject to the approval of the Acquired Portfolio’s shareholders. A special meeting of shareholders of the Acquired Portfolio will be held on or about May 22, 2020.

The Reorganizations of the Acquired Portfolio into the EQ/Janus Enterprise Portfolio will be accounted for as a tax free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2019. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of the EQ/Janus Enterprise Portfolio and the Acquired Portfolio at December 31, 2019. The unaudited pro forma combined statement of operations reflects the results of operations of the EQ/Janus Enterprise Portfolio as if it had acquired the Acquired Portfolio at the beginning of the year ended December 31, 2019. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the EQ/Janus Enterprise Portfolio for pre-combination periods will not be restated. The adjustments to the Statement of Assets and Liabilities give effect to all events that are directly attributable to this transaction.

The unaudited pro forma combined portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information, each of the Portfolios has substantially the same significant policies as detailed in the historical financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganization, the EQ/Janus Enterprise Portfolio is the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies.” The legal survivor normally is considered the accounting survivor of a reorganization. In this case, the EQ/Janus Enterprise Portfolio is the legal survivor. Other criteria include:

a.)	Portfolio Management — The merged entity will be managed by the Manager, Advisers and portfolio managers to the EQ/Janus Enterprise Portfolio in a manner consistent with the current management style.

b.)	Portfolio Composition — The merged entity’s portfolio holdings are expected to be consistent with the EQ/Janus Enterprise Portfolio’s current investment strategies and will more closely resemble the current portfolio holdings of the EQ/Janus Enterprise Portfolio than those of the Acquired Portfolio.

c.)	Investment Objective, Policies and Restrictions — The merged entity’s investment objective, policies and fundamental and non-fundamental investment restrictions will be the same as the EQ/Janus Enterprise Portfolio’s current investment objective, policies and fundamental and non-fundamental investment restrictions.

d.)	Expense Structure and Expense Ratios — The merged entity’s expense structure will be the same as that of EQ/Janus Enterprise Portfolio. The expense ratio of the merged entity will be the same as that of the EQ/Janus Enterprise Portfolio and lower than the Acquired Portfolio.

e.)	Asset Size — The EQ/Janus Enterprise Portfolio is significantly larger than the Acquired Portfolio.

NOTE 2 — SHARES:

The unaudited pro forma net asset value per share assumes retired common shares of beneficial interest issued in connection with the proposed acquisition of the Acquired Portfolio by the EQ/Janus Enterprise Portfolio as of December 31, 2019. The number of shares retired was calculated based on the net assets of the Acquired Portfolio and net asset value per share of the EQ/Janus Enterprise Portfolio at December 31, 2019.

NOTE 3 — VALUATION:

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are generally valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at currency exchange rates.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio will be valued at the net asset value (“NAV”) of the shares of such funds as described in the underlying funds’ prospectuses.

Futures contracts are generally valued at their last settlement price or, if there is no sale, at the latest available bid price.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), which will value the assets in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board.

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub- Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Portfolio’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

NOTE 4 — FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS:

Each Portfolio, as well as the Acquiring Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Both the Acquired Portfolio and the EQ/Janus Enterprise Portfolio have no capital loss carryforwards.

The estimated percentage of the holdings of the Acquired Portfolio that will be sold in connection with its respective Reorganization is 94% The estimated portfolio transaction costs are $141,503. These are estimated amounts and are subject to change. These amounts have not been adjusted in the pro forma Statement of Assets and Liabilities, nor Statement of Operations. Contract holders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in shares of the Acquired Portfolio will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

NOTE 5 — UNAUDITED PRO FORMA COMBINED ADJUSTMENTS:

The accompanying unaudited pro forma combined financial statements reflect changes in the EQ/Janus Enterprise Portfolio’s shares as if the merger had taken place on December 31, 2019. The Acquired Portfolio will bear the expenses of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting) which are estimated at approximately $97,192.To the extent that Reorganization expenses exceed the Acquired Portfolio’s expense limitation set forth in their expense limitation arrangements, they will be paid by FMG LLC.

NOTE 6 — REIMBURSEMENT OF WAIVED FEES AND EXPENSES

Under the terms of an Expense Limitation Agreement, the Acquiring Portfolio may, at a later date, reimburse to FMG LLC the amount of management fees waived or other expenses assumed and paid for by FMG LLC pursuant to the Expense Limitation Agreement within three years of payments or waivers being recorded, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit specified in the Expense Limitation Agreement. Consequently, no reimbursement will be made unless the Acquiring Portfolio’s total annual expense ratio is less than the percentage set forth in the Expense Limitation Agreement for the period. At December 31, 2019, under the Expense Limitation Agreement the amounts that would be recoverable from the Acquiring Portfolio are as follows:

	2020	2021	2022	Total Eligible For Recoupment
EQ/Janus Enterprise	—	—	174,165	174,165

Multimanager Mid Cap Value Portfolio merging into EQ/American Century Mid Cap Value Portfolio

The following tables set forth the pro forma Portfolio of Investments as of December 31, 2019, the pro forma condensed Statement of Assets and Liabilities as of December 31, 2019, and the pro forma condensed Statement of Operations for the one year period ended December 31, 2019 for the Multimanager Mid Cap Value Portfolio (“Mid Cap Value Portfolio”) and the EQ/American Century Mid Cap Value Portfolio, as adjusted giving effect to the Reorganization.

The pro forma Portfolio of Investments contains information about the securities holdings of the combined Portfolio as of December 31, 2019, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2019 (Unaudited)

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
COMMON STOCKS:
Communication Services (1.2%)
Diversified Telecommunication Services (0.1%)
ATN International, Inc.	336	—	—	336	18,611	—	—	18,611
Bandwidth, Inc., Class A(x)*	89	—	—	89	5,700	—	—	5,700
Cincinnati Bell, Inc.*	1,321	—	—	1,321	13,831	—	—	13,831
Consolidated Communications Holdings, Inc.	2,001	—	—	2,001	7,764	—	—	7,764
Frontier Communications Corp.(x)*	3,489	—	—	3,489	3,104	—	—	3,104
GCI Liberty, Inc., Class A*	3,094	—	—	3,094	219,210	—	—	219,210
IDT Corp., Class B*	236	—	—	236	1,702	—	—	1,702
Intelsat SA(x)*	2,113	—	—	2,113	14,854	—	—	14,854
Iridium Communications, Inc.*	3,131	—	—	3,131	77,148	—	—	77,148
ORBCOMM, Inc.*	512	—	—	512	2,156	—	—	2,156
Pareteum Corp.(x)*	1,962	—	—	1,962	858	—	—	858
Vonage Holdings Corp.*	2,335	—	—	2,335	17,302	—	—	17,302

					382,240	—	—	382,240

Entertainment (0.4%)
AMC Entertainment Holdings, Inc., Class A(x)	1,656	—	—	1,656	11,989	—	—	11,989
Cinemark Holdings, Inc.	3,387	—	—	3,387	114,650	—	—	114,650
Eros International plc*	2,271	—	—	2,271	7,699	—	—	7,699
Gaia, Inc.(x)*	385	—	—	385	3,076	—	—	3,076
Liberty Media Corp.-Liberty Formula One, Class A*	778	—	—	778	34,061	—	—	34,061
Liberty Media Corp.-Liberty Formula One, Class C*	28,854	—	—	28,854	1,326,274	—	—	1,326,274
Lions Gate Entertainment Corp., Class A(x)*	1,588	—	—	1,588	16,928	—	—	16,928
Lions Gate Entertainment Corp., Class B*	3,673	—	—	3,673	36,473	—	—	36,473
Madison Square Garden Co. (The), Class A*	531	—	—	531	156,215	—	—	156,215
Marcus Corp. (The)	697	—	—	697	22,144	—	—	22,144
Reading International, Inc., Class A*	439	—	—	439	4,912	—	—	4,912

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Rosetta Stone, Inc.*	493	—	—	493	8,943	—	—	8,943
Zynga, Inc., Class A*	20,999	—	—	20,999	128,514	—	—	128,514

					1,871,878	—	—	1,871,878

Interactive Media & Services (0.1%)
Cars.com, Inc.*	1,845	—	—	1,845	22,546	—	—	22,546
DHI Group, Inc.*	1,648	—	—	1,648	4,960	—	—	4,960
Meet Group, Inc. (The)*	924	—	—	924	4,629	—	—	4,629
TripAdvisor, Inc.	327	—	—	327	9,934	—	—	9,934
TrueCar, Inc.*	541	—	—	541	2,570	—	—	2,570
Zillow Group, Inc., Class A*	1,714	—	—	1,714	78,398	—	—	78,398
Zillow Group, Inc., Class C(x)*	4,009	—	—	4,009	184,174	—	—	184,174

					307,211	—	—	307,211

Media (0.2%)
Boston Omaha Corp., Class A(x)*	97	—	—	97	2,041	—	—	2,041
Clear Channel Outdoor Holdings, Inc.*	842	—	—	842	2,408	—	—	2,408
comScore, Inc.*	1,593	—	—	1,593	7,869	—	—	7,869
Cumulus Media, Inc., Class A*	454	—	—	454	7,977	—	—	7,977
Daily Journal Corp.(x)*	31	—	—	31	9,003	—	—	9,003
Emerald Expositions Events, Inc.	698	—	—	698	7,364	—	—	7,364
Entercom Communications Corp., Class A	3,956	—	—	3,956	18,356	—	—	18,356
Entravision Communications Corp., Class A	1,225	—	—	1,225	3,210	—	—	3,210
EW Scripps Co. (The), Class A	1,747	—	—	1,747	27,445	—	—	27,445
Fluent, Inc.(x)*	146	—	—	146	365	—	—	365
Gannett Co., Inc.	3,757	—	—	3,757	23,970	—	—	23,970
Gray Television, Inc.*	1,720	—	—	1,720	36,877	—	—	36,877
Hemisphere Media Group, Inc.*	78	—	—	78	1,158	—	—	1,158
Interpublic Group of Cos., Inc. (The)	11,084	—	—	11,084	256,040	—	—	256,040
John Wiley & Sons, Inc., Class A	1,350	—	—	1,350	65,502	—	—	65,502
Lee Enterprises, Inc.*	1,755	—	—	1,755	2,492	—	—	2,492
Liberty Latin America Ltd., Class A*	1,397	—	—	1,397	26,962	—	—	26,962
Liberty Latin America Ltd., Class C*	3,640	—	—	3,640	70,835	—	—	70,835
Marchex, Inc., Class B*	1,188	—	—	1,188	4,491	—	—	4,491
MSG Networks, Inc., Class A*	1,308	—	—	1,308	22,759	—	—	22,759

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
National CineMedia, Inc.	1,804	—	—	1,804	13,151	—	—	13,151
New York Times Co. (The), Class A	4,164	—	—	4,164	133,956	—	—	133,956
News Corp., Class A	12,001	—	—	12,001	169,694	—	—	169,694
News Corp., Class B	3,860	—	—	3,860	56,009	—	—	56,009
Nexstar Media Group, Inc., Class A	320	—	—	320	37,520	—	—	37,520
Saga Communications, Inc., Class A	121	—	—	121	3,678	—	—	3,678
Scholastic Corp.	906	—	—	906	34,836	—	—	34,836
Sinclair Broadcast Group, Inc., Class A	116	—	—	116	3,867	—	—	3,867
TEGNA, Inc.	6,842	—	—	6,842	114,193	—	—	114,193
Tribune Publishing Co.	577	—	—	577	7,593	—	—	7,593
WideOpenWest, Inc.*	821	—	—	821	6,092	—	—	6,092

					1,177,713	—	—	1,177,713

Wireless Telecommunication Services (0.5%)
Rogers Communications, Inc., Class B	5,966	46,292	—	52,258	296,244	2,298,647	—	2,594,891
Spok Holdings, Inc.	561	—	—	561	6,861	—	—	6,861
Telephone & Data Systems, Inc.	3,177	—	—	3,177	80,791	—	—	80,791
United States Cellular Corp.*	461	—	—	461	16,702	—	—	16,702

					400,598	2,298,647	—	2,699,245

Total Communication Services					4,139,640	2,298,647	—	6,438,287

Consumer Discretionary (9.3%)
Auto Components (1.4%)
Adient plc*	2,763	—	—	2,763	58,714	—	—	58,714
American Axle & Manufacturing Holdings, Inc.*	3,551	—	—	3,551	38,209	—	—	38,209
Aptiv plc	2,217	16,831	—	19,048	210,548	1,598,440	—	1,808,988
BorgWarner, Inc.	50,145	66,432	—	116,577	2,175,291	2,881,820	—	5,057,111
Cooper Tire & Rubber Co.	1,593	—	—	1,593	45,799	—	—	45,799
Cooper-Standard Holdings, Inc.*	556	—	—	556	18,437	—	—	18,437
Dana, Inc.	4,563	—	—	4,563	83,047	—	—	83,047
Gentex Corp.	8,033	—	—	8,033	232,796	—	—	232,796
Goodyear Tire & Rubber Co. (The)	7,372	—	—	7,372	114,671	—	—	114,671
Modine Manufacturing Co.*	1,587	—	—	1,587	12,220	—	—	12,220
Motorcar Parts of America, Inc.(x)*	597	—	—	597	13,152	—	—	13,152
Standard Motor Products, Inc.	532	—	—	532	28,313	—	—	28,313
Stoneridge, Inc.*	783	—	—	783	22,958	—	—	22,958

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Tenneco, Inc., Class A	1,629	—	—	1,629	21,340	—	—	21,340
Visteon Corp.*	865	—	—	865	74,900	—	—	74,900

					3,150,395	4,480,260	—	7,630,655

Automoblies (1.2%)
Harley-Davidson, Inc.	4,795	—	—	4,795	178,326	—	—	178,326
Honda Motor Co. Ltd.(x) (ADR)	14,916	114,114	—	129,030	422,272	3,230,567	—	3,652,839
Thor Industries, Inc.(x)	5,527	29,964	—	35,491	410,601	2,226,026	—	2,636,627
Winnebago Industries, Inc.	294	—	—	294	15,576	—	—	15,576

					1,026,775	5,456,593	—	6,483,368

Distributors (0.9%)
Genuine Parts Co.	5,064	38,964	—	44,028	537,949	4,139,146	—	4,677,095
Weyco Group, Inc.	157	—	—	157	4,153	—	—	4,153

					542,102	4,139,146	—	4,681,248

Diversified Consumer Services (0.2%)
Adtalem Global Education, Inc.*	1,674	—	—	1,674	58,540	—	—	58,540
American Public Education, Inc.*	470	—	—	470	12,873	—	—	12,873
Carriage Services, Inc.	550	—	—	550	14,080	—	—	14,080
frontdoor, Inc.*	2,682	—	—	2,682	127,181	—	—	127,181
Graham Holdings Co., Class B	133	—	—	133	84,986	—	—	84,986
Grand Canyon Education, Inc.*	1,338	—	—	1,338	128,167	—	—	128,167
H&R Block, Inc.	5,366	—	—	5,366	125,994	—	—	125,994
Houghton Mifflin Harcourt Co.*	3,296	—	—	3,296	20,600	—	—	20,600
K12, Inc.*	1,125	—	—	1,125	22,894	—	—	22,894
Laureate Education, Inc., Class A*	3,648	—	—	3,648	64,241	—	—	64,241
OneSpaWorld Holdings Ltd.(x)*	1,454	—	—	1,454	24,485	—	—	24,485
Regis Corp.*	684	—	—	684	12,223	—	—	12,223
Select Interior Concepts, Inc., Class A*	499	—	—	499	4,486	—	—	4,486
Service Corp. International	3,575	—	—	3,575	164,557	—	—	164,557
ServiceMaster Global Holdings, Inc.*	3,626	—	—	3,626	140,181	—	—	140,181
WW International, Inc.*	1,472	—	—	1,472	56,245	—	—	56,245

					1,061,733	—	—	1,061,733

Hotels, Restaurants & Leisure (2.1%)
Aramark	7,719	—	—	7,719	335,005	—	—	335,005
BBX Capital Corp.	2,060	—	—	2,060	9,826	—	—	9,826
Biglari Holdings, Inc., Class B*	9	—	—	9	1,030	—	—	1,030
Boyd Gaming Corp.	213	—	—	213	6,377	—	—	6,377

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Brinker International, Inc.	282	—	—	282	11,844	—	—	11,844
Caesars Entertainment Corp.*	18,118	—	—	18,118	246,405	—	—	246,405
Carnival Corp.	8,644	67,294	—	75,938	439,374	3,420,554	—	3,859,928
Carrols Restaurant Group, Inc.*	1,083	—	—	1,083	7,635	—	—	7,635
Century Casinos, Inc.*	886	—	—	886	7,017	—	—	7,017
Choice Hotels International, Inc.	592	—	—	592	61,231	—	—	61,231
Chuy’s Holdings, Inc.*	417	—	—	417	10,809	—	—	10,809
Del Taco Restaurants, Inc.*	936	—	—	936	7,399	—	—	7,399
Denny’s Corp.*	486	—	—	486	9,662	—	—	9,662
Dine Brands Global, Inc.	216	—	—	216	18,040	—	—	18,040
Drive Shack, Inc.*	104	—	—	104	381	—	—	381
Dunkin’ Brands Group, Inc.	173	—	—	173	13,068	—	—	13,068
El Pollo Loco Holdings, Inc.(x)*	604	—	—	604	9,144	—	—	9,144
Extended Stay America, Inc.	5,725	—	—	5,725	85,073	—	—	85,073
Fiesta Restaurant Group, Inc.(x)*	770	—	—	770	7,615	—	—	7,615
Golden Entertainment, Inc.*	305	—	—	305	5,862	—	—	5,862
Habit Restaurants, Inc. (The), Class A*	479	—	—	479	4,996	—	—	4,996
Hilton Grand Vacations, Inc.*	2,321	—	—	2,321	79,819	—	—	79,819
Hyatt Hotels Corp., Class A	1,152	—	—	1,152	103,346	—	—	103,346
International Game Technology plc	3,134	—	—	3,134	46,916	—	—	46,916
J Alexander’s Holdings, Inc.*	431	—	—	431	4,120	—	—	4,120
Jack in the Box, Inc.	690	—	—	690	53,841	—	—	53,841
Marriott Vacations Worldwide Corp.	1,065	—	—	1,065	137,129	—	—	137,129
Monarch Casino & Resort, Inc.*	43	—	—	43	2,088	—	—	2,088
Nathan’s Famous, Inc.	61	—	—	61	4,324	—	—	4,324
Papa John’s International, Inc.	84	—	—	84	5,305	—	—	5,305
Penn National Gaming, Inc.*	3,011	—	—	3,011	76,961	—	—	76,961
Potbelly Corp.*	746	—	—	746	3,148	—	—	3,148
RCI Hospitality Holdings, Inc.	308	—	—	308	6,314	—	—	6,314
Red Lion Hotels Corp.*	623	—	—	623	2,324	—	—	2,324
Red Robin Gourmet Burgers, Inc.*	396	—	—	396	13,076	—	—	13,076
Red Rock Resorts, Inc., Class A	50,738	—	—	50,738	1,215,175	—	—	1,215,175

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Six Flags Entertainment Corp.	2,287	—	—	2,287	103,167	—	—	103,167
Sodexo SA	3,431	26,784	—	30,215	406,600	3,174,108	—	3,580,708
Vail Resorts, Inc.	2,661	—	—	2,661	638,188	—	—	638,188
Wingstop, Inc.	57	—	—	57	4,915	—	—	4,915
Wyndham Destinations, Inc.	2,824	—	—	2,824	145,973	—	—	145,973
Wyndham Hotels & Resorts, Inc.	2,087	—	—	2,087	131,084	—	—	131,084

					4,481,606	6,594,662	—	11,076,268

Household Durables (1.1%)
Bassett Furniture Industries, Inc.	237	—	—	237	3,953	—	—	3,953
Beazer Homes USA, Inc.*	893	—	—	893	12,618	—	—	12,618
Century Communities, Inc.*	490	—	—	490	13,401	—	—	13,401
Ethan Allen Interiors, Inc.	761	—	—	761	14,505	—	—	14,505
Flexsteel Industries, Inc.	172	—	—	172	3,426	—	—	3,426
GoPro, Inc., Class A(x)*	346	—	—	346	1,502	—	—	1,502
Green Brick Partners, Inc.*	668	—	—	668	7,669	—	—	7,669
Hooker Furniture Corp.	359	—	—	359	9,223	—	—	9,223
KB Home	2,143	—	—	2,143	73,440	—	—	73,440
La-Z-Boy, Inc.	827	—	—	827	26,034	—	—	26,034
Legacy Housing Corp.*	153	—	—	153	2,546	—	—	2,546
Leggett & Platt, Inc.	4,128	—	—	4,128	209,826	—	—	209,826
Lifetime Brands, Inc.	371	—	—	371	2,578	—	—	2,578
M.D.C. Holdings, Inc.	1,573	—	—	1,573	60,026	—	—	60,026
M/I Homes, Inc.*	850	—	—	850	33,447	—	—	33,447
Meritage Homes Corp.*	1,147	—	—	1,147	70,093	—	—	70,093
Newell Brands, Inc.	11,926	—	—	11,926	229,218	—	—	229,218
NVR, Inc.*	262	—	—	262	997,803	—	—	997,803
PulteGroup, Inc.	17,386	73,132	—	90,518	674,577	2,837,521	—	3,512,098
Taylor Morrison Home Corp., Class A*	2,731	—	—	2,731	59,700	—	—	59,700
Toll Brothers, Inc.	4,087	—	—	4,087	161,477	—	—	161,477
TRI Pointe Group, Inc.*	4,305	—	—	4,305	67,072	—	—	67,072
Tupperware Brands Corp.	1,553	—	—	1,553	13,325	—	—	13,325
Universal Electronics, Inc.*	45	—	—	45	2,352	—	—	2,352
William Lyon Homes, Class A*	1,064	—	—	1,064	21,259	—	—	21,259
ZAGG, Inc.(x)*	883	—	—	883	7,161	—	—	7,161

					2,778,231	2,837,521	—	5,615,752

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Internet & Direct Marketing Retail (0.0%)
Lands’ End, Inc.*	337	—	—	337	5,662	—	—	5,662
Leaf Group Ltd.*	97	—	—	97	388	—	—	388
Liquidity Services, Inc.*	842	—	—	842	5,018	—	—	5,018
Overstock.com, Inc.(x)*	728	—	—	728	5,132	—	—	5,132
PetMed Express, Inc.(x)	474	—	—	474	11,149	—	—	11,149
Quotient Technology, Inc.*	2,080	—	—	2,080	20,509	—	—	20,509
Qurate Retail, Inc., Class A*	12,042	—	—	12,042	101,514	—	—	101,514
RealReal, Inc. (The)(x)*	436	—	—	436	8,219	—	—	8,219
Rubicon Project, Inc. (The)*	534	—	—	534	4,357	—	—	4,357
Stamps.com, Inc.*	531	—	—	531	44,349	—	—	44,349
Stitch Fix, Inc., Class A(x)*	146	—	—	146	3,746	—	—	3,746
Waitr Holdings, Inc.(x)*	1,382	—	—	1,382	445	—	—	445

					210,488	—	—	210,488

Leisure Products (0.1%)
Acushnet Holdings Corp.	1,122	—	—	1,122	36,465	—	—	36,465
American Outdoor Brands Corp.*	1,663	—	—	1,663	15,433	—	—	15,433
Brunswick Corp.	2,540	—	—	2,540	152,349	—	—	152,349
Callaway Golf Co.	2,954	—	—	2,954	62,625	—	—	62,625
Clarus Corp.	295	—	—	295	4,000	—	—	4,000
Escalade, Inc.	341	—	—	341	3,352	—	—	3,352
Johnson Outdoors, Inc., Class A	64	—	—	64	4,909	—	—	4,909
Mattel, Inc.(x)*	3,395	—	—	3,395	46,002	—	—	46,002
Polaris, Inc.	191	—	—	191	19,425	—	—	19,425
Sturm Ruger & Co., Inc.	54	—	—	54	2,539	—	—	2,539
Vista Outdoor, Inc.*	1,846	—	—	1,846	13,808	—	—	13,808

					360,907	—	—	360,907

Multiline Retail (0.6%)
Big Lots, Inc.	1,264	—	—	1,264	36,302	—	—	36,302
Dillard’s, Inc., Class A(x)	310	—	—	310	22,779	—	—	22,779
JC Penney Co., Inc.(x)*	9,320	—	—	9,320	10,438	—	—	10,438
Kohl’s Corp.	4,992	—	—	4,992	254,342	—	—	254,342
Macy’s, Inc.	9,703	—	—	9,703	164,951	—	—	164,951
Target Corp.	2,622	20,170	—	22,792	336,167	2,585,996	—	2,922,163

					824,979	2,585,996	—	3,410,975

Specialty Retail (1.3%)
Aaron’s, Inc.	244	—	—	244	13,935	—	—	13,935
Abercrombie & Fitch Co., Class A	1,947	—	—	1,947	33,664	—	—	33,664

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Advance Auto Parts, Inc.	3,843	29,441	—	33,284	615,495	4,715,270	—	5,330,765
American Eagle Outfitters, Inc.	462	—	—	462	6,791	—	—	6,791
Ascena Retail Group, Inc.(x)*	183	—	—	183	1,403	—	—	1,403
At Home Group, Inc.*	1,432	—	—	1,432	7,876	—	—	7,876
AutoNation, Inc.*	1,705	—	—	1,705	82,914	—	—	82,914
Barnes & Noble Education, Inc.*	1,289	—	—	1,289	5,504	—	—	5,504
Bed Bath & Beyond, Inc.(x)	3,782	—	—	3,782	65,429	—	—	65,429
Buckle, Inc. (The)(x)	933	—	—	933	25,228	—	—	25,228
Caleres, Inc.	1,189	—	—	1,189	28,239	—	—	28,239
Cato Corp. (The), Class A	667	—	—	667	11,606	—	—	11,606
Chico’s FAS, Inc.	3,799	—	—	3,799	14,474	—	—	14,474
Citi Trends, Inc.	299	—	—	299	6,913	—	—	6,913
Conn’s, Inc.(x)*	646	—	—	646	8,004	—	—	8,004
Container Store Group, Inc. (The)(x)*	494	—	—	494	2,085	—	—	2,085
Designer Brands, Inc., Class A	1,345	—	—	1,345	21,170	—	—	21,170
Dick’s Sporting Goods, Inc.	2,002	—	—	2,002	99,079	—	—	99,079
Express, Inc.*	1,953	—	—	1,953	9,511	—	—	9,511
Foot Locker, Inc.	3,342	—	—	3,342	130,305	—	—	130,305
GameStop Corp., Class A(x)	2,401	—	—	2,401	14,598	—	—	14,598
Genesco, Inc.*	450	—	—	450	21,564	—	—	21,564
GNC Holdings, Inc., Class A(x)*	2,644	—	—	2,644	7,139	—	—	7,139
Group 1 Automotive, Inc.	560	—	—	560	56,000	—	—	56,000
Guess?, Inc.(x)	1,428	—	—	1,428	31,959	—	—	31,959
Haverty Furniture Cos., Inc.	528	—	—	528	10,644	—	—	10,644
Hibbett Sports, Inc.*	553	—	—	553	15,506	—	—	15,506
Hudson Ltd., Class A*	1,201	—	—	1,201	18,423	—	—	18,423
J. Jill, Inc.(x)	568	—	—	568	642	—	—	642
L Brands, Inc.	6,043	—	—	6,043	109,499	—	—	109,499
Lithia Motors, Inc., Class A	270	—	—	270	39,690	—	—	39,690
Lumber Liquidators Holdings, Inc.(x)*	764	—	—	764	7,464	—	—	7,464
MarineMax, Inc.*	683	—	—	683	11,399	—	—	11,399
Michaels Cos., Inc. (The)(x)*	2,658	—	—	2,658	21,503	—	—	21,503
Murphy USA, Inc.*	754	—	—	754	88,218	—	—	88,218
Office Depot, Inc.	17,277	—	—	17,277	47,339	—	—	47,339
Party City Holdco, Inc.(x)*	1,653	—	—	1,653	3,868	—	—	3,868
Penske Automotive Group, Inc.	1,062	—	—	1,062	53,334	—	—	53,334
RH(x)*	371	—	—	371	79,208	—	—	79,208
RTW RetailWinds, Inc.*	436	—	—	436	349	—	—	349

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Sally Beauty Holdings, Inc.*	3,811	—	—	3,811	69,551	—	—	69,551
Shoe Carnival, Inc.(x)	281	—	—	281	10,476	—	—	10,476
Signet Jewelers Ltd.	1,651	—	—	1,651	35,893	—	—	35,893
Sleep Number Corp.*	76	—	—	76	3,742	—	—	3,742
Sonic Automotive, Inc., Class A	764	—	—	764	23,684	—	—	23,684
Sportsman’s Warehouse Holdings, Inc.*	1,446	—	—	1,446	11,611	—	—	11,611
Tilly’s, Inc., Class A	636	—	—	636	7,791	—	—	7,791
Urban Outfitters, Inc.*	2,215	—	—	2,215	61,511	—	—	61,511
Williams-Sonoma, Inc.	2,000	—	—	2,000	146,880	—	—	146,880
Winmark Corp.	50	—	—	50	9,915	—	—	9,915
Zumiez, Inc.*	636	—	—	636	21,967	—	—	21,967

					2,230,992	4,715,270	—	6,946,262

Textiles, Apparel & Luxury Goods (0.3%)
Capri Holdings Ltd.*	2,637	—	—	2,637	100,602	—	—	100,602
Carter’s, Inc.	5,396	—	—	5,396	589,999	—	—	589,999
Columbia Sportswear Co.	327	—	—	327	32,762	—	—	32,762
Culp, Inc.	282	—	—	282	3,841	—	—	3,841
Delta Apparel, Inc.*	213	—	—	213	6,624	—	—	6,624
Fossil Group, Inc.*	1,489	—	—	1,489	11,733	—	—	11,733
G-III Apparel Group Ltd.*	1,353	—	—	1,353	45,326	—	—	45,326
Hanesbrands, Inc.	30,107	—	—	30,107	447,089	—	—	447,089
Kontoor Brands, Inc.(x)	1,075	—	—	1,075	45,139	—	—	45,139
Movado Group, Inc.	460	—	—	460	10,000	—	—	10,000
Oxford Industries, Inc.	327	—	—	327	24,662	—	—	24,662
Ralph Lauren Corp.	1,542	—	—	1,542	180,753	—	—	180,753
Rocky Brands, Inc.	252	—	—	252	7,416	—	—	7,416
Skechers U.S.A., Inc., Class A*	2,641	—	—	2,641	114,065	—	—	114,065
Superior Group of Cos., Inc.	281	—	—	281	3,805	—	—	3,805
Unifi, Inc.*	478	—	—	478	12,074	—	—	12,074
Vera Bradley, Inc.*	592	—	—	592	6,986	—	—	6,986
Vince Holding Corp.(x)*	129	—	—	129	2,233	—	—	2,233
Wolverine World Wide, Inc.	5,381	—	—	5,381	181,555	—	—	181,555

					1,826,664	—	—	1,826,664

Total Consumer Discretionary					18,494,872	30,809,448	—	49,304,320

Consumer Staples (6.2%)
Beverages (0.1%)
Craft Brew Alliance, Inc.(x)*	365	—	—	365	6,023	—	—	6,023
Molson Coors Brewing Co., Class B	5,927	—	—	5,927	319,465	—	—	319,465

					325,488	—	—	325,488

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Food & Staples Retailing (1.6%)
Andersons, Inc. (The)	977	—	—	977	24,698	—	—	24,698
BJ’s Wholesale Club Holdings, Inc.*	2,344	—	—	2,344	53,303	—	—	53,303
Casey’s General Stores, Inc.	864	—	—	864	137,367	—	—	137,367
Grocery Outlet Holding Corp.*	866	—	—	866	28,102	—	—	28,102
Ingles Markets, Inc., Class A	448	—	—	448	21,284	—	—	21,284
Koninklijke Ahold Delhaize NV	18,944	147,649	—	166,593	473,757	3,692,450	—	4,166,207
Natural Grocers by Vitamin Cottage, Inc.	333	—	—	333	3,287	—	—	3,287
PriceSmart, Inc.	655	—	—	655	46,518	—	—	46,518
Rite Aid Corp.(x)*	1,589	—	—	1,589	24,582	—	—	24,582
SpartanNash Co.	1,081	—	—	1,081	15,393	—	—	15,393
Sprouts Farmers Market, Inc.*	1,983	—	—	1,983	38,371	—	—	38,371
Sysco Corp.	4,476	34,885	—	39,361	382,877	2,984,063	—	3,366,940
United Natural Foods, Inc.*	1,631	—	—	1,631	14,288	—	—	14,288
US Foods Holding Corp.*	6,866	—	—	6,866	287,617	—	—	287,617
Village Super Market, Inc., Class A	249	—	—	249	5,777	—	—	5,777
Weis Markets, Inc.	284	—	—	284	11,499	—	—	11,499

					1,568,720	6,676,513	—	8,245,233

Food Products (3.8%)
Alico, Inc.	102	—	—	102	3,655	—	—	3,655
B&G Foods, Inc.(x)	17,766	—	—	17,766	318,544	—	—	318,544
Beyond Meat, Inc.(x)*	1,495	—	—	1,495	113,022	—	—	113,022
Bunge Ltd.	4,298	—	—	4,298	247,350	—	—	247,350
Cal-Maine Foods, Inc.	16,143	—	—	16,143	690,113	—	—	690,113
Conagra Brands, Inc.	14,799	115,209	—	130,008	506,718	3,944,756	—	4,451,474
Darling Ingredients, Inc.*	5,181	—	—	5,181	145,482	—	—	145,482
Farmer Brothers Co.*	278	—	—	278	4,187	—	—	4,187
Flowers Foods, Inc.	36,345	—	—	36,345	790,140	—	—	790,140
Fresh Del Monte Produce, Inc.	991	—	—	991	34,665	—	—	34,665
Hain Celestial Group, Inc. (The)*	2,607	—	—	2,607	67,665	—	—	67,665
Hostess Brands, Inc.*	3,863	—	—	3,863	56,168	—	—	56,168
Ingredion, Inc.	2,113	—	—	2,113	196,403	—	—	196,403
JM Smucker Co. (The)	2,963	23,031	—	25,994	308,537	2,398,218	—	2,706,755
Kellogg Co.	3,636	27,395	—	31,031	251,466	1,894,638	—	2,146,104
Lamb Weston Holdings, Inc.	3,403	—	—	3,403	292,760	—	—	292,760
Lancaster Colony Corp.	165	—	—	165	26,417	—	—	26,417
Landec Corp.*	679	—	—	679	7,679	—	—	7,679
Limoneira Co.	335	—	—	335	6,442	—	—	6,442

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Mondelez International, Inc., Class A	4,484	34,797	—	39,281	246,979	1,916,619	—	2,163,598
Orkla ASA	46,474	361,791	—	408,265	470,918	3,666,002	—	4,136,920
Pilgrim’s Pride Corp.*	1,103	—	—	1,103	36,085	—	—	36,085
Post Holdings, Inc.*	12,747	—	—	12,747	1,390,698	—	—	1,390,698
Sanderson Farms, Inc.	103	—	—	103	18,151	—	—	18,151
Seaboard Corp.	8	—	—	8	34,004	—	—	34,004
Seneca Foods Corp., Class A*	193	—	—	193	7,872	—	—	7,872
Simply Good Foods Co. (The)*	2,628	—	—	2,628	75,003	—	—	75,003
Tootsie Roll Industries, Inc.(x)	72	—	—	72	2,458	—	—	2,458
TreeHouse Foods, Inc.*	1,465	—	—	1,465	71,053	—	—	71,053

					6,420,634	13,820,233	—	20,240,867

Household Products (0.7%)
Central Garden & Pet Co.*	345	—	—	345	10,719	—	—	10,719
Central Garden & Pet Co., Class A*	1,284	—	—	1,284	37,698	—	—	37,698
Energizer Holdings, Inc.(x)	1,977	—	—	1,977	99,285	—	—	99,285
Kimberly-Clark Corp.	2,906	22,262	—	25,168	399,720	3,062,138	—	3,461,858
Oil-Dri Corp. of America	122	—	—	122	4,423	—	—	4,423
Spectrum Brands Holdings, Inc.	1,328	—	—	1,328	85,377	—	—	85,377

					637,222	3,062,138	—	3,699,360

Personal Products (0.1%)
BellRing Brands, Inc., Class A*	482	—	—	482	10,262	—	—	10,262
Edgewell Personal Care Co.*	1,714	—	—	1,714	53,065	—	—	53,065
elf Beauty, Inc.*	715	—	—	715	11,533	—	—	11,533
Herbalife Nutrition Ltd.*	2,646	—	—	2,646	126,135	—	—	126,135
Nature’s Sunshine Products, Inc.*	146	—	—	146	1,304	—	—	1,304
Nu Skin Enterprises, Inc., Class A	1,743	—	—	1,743	71,428	—	—	71,428
Revlon, Inc., Class A(x)*	41	—	—	41	878	—	—	878

					274,605	—	—	274,605

Tobacco (0.0%)
Pyxus International, Inc.(x)*	286	—	—	286	2,557	—	—	2,557
Universal Corp.	777	—	—	777	44,336	—	—	44,336
Vector Group Ltd.(x)	246	—	—	246	3,294	—	—	3,294

					50,187	—	—	50,187

Total Consumer Staples					9,276,856	23,558,884	—	32,835,740

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Energy (4.6%)
Energy Equipment & Services (1.7%)
Apergy Corp.*	2,448	—	—	2,448	82,694	—	—	82,694
Archrock, Inc.	4,091	—	—	4,091	41,074	—	—	41,074
Baker Hughes Co.	17,661	137,534	—	155,195	452,651	3,524,996	—	3,977,647
Covia Holdings Corp.(x)*	1,422	—	—	1,422	2,901	—	—	2,901
Diamond Offshore Drilling, Inc.(x)*	2,031	—	—	2,031	14,603	—	—	14,603
Dril-Quip, Inc.*	1,142	—	—	1,142	53,571	—	—	53,571
Era Group, Inc.*	515	—	—	515	5,238	—	—	5,238
Exterran Corp.*	1,011	—	—	1,011	7,916	—	—	7,916
Forum Energy Technologies, Inc.*	2,219	—	—	2,219	3,728	—	—	3,728
Frank’s International NV*	3,375	—	—	3,375	17,449	—	—	17,449
FTS International, Inc.*	560	—	—	560	582	—	—	582
Geospace Technologies Corp.*	430	—	—	430	7,211	—	—	7,211
Helix Energy Solutions Group, Inc.*	4,502	—	—	4,502	43,354	—	—	43,354
Helmerich & Payne, Inc.	3,352	—	—	3,352	152,281	—	—	152,281
Independence Contract Drilling, Inc.*	833	—	—	833	830	—	—	830
KLX Energy Services Holdings, Inc.*	612	—	—	612	3,941	—	—	3,941
Liberty Oilfield Services, Inc., Class A	1,273	—	—	1,273	14,156	—	—	14,156
Mammoth Energy Services, Inc.	424	—	—	424	933	—	—	933
Matrix Service Co.*	849	—	—	849	19,425	—	—	19,425
McDermott International, Inc.(x)*	5,710	—	—	5,710	3,863	—	—	3,863
Nabors Industries Ltd.	11,201	—	—	11,201	32,259	—	—	32,259
National Energy Services Reunited Corp.*	793	—	—	793	7,232	—	—	7,232
Natural Gas Services Group, Inc.*	317	—	—	317	3,886	—	—	3,886
NCS Multistage Holdings, Inc.*	341	—	—	341	716	—	—	716
Newpark Resources, Inc.*	2,855	—	—	2,855	17,901	—	—	17,901
NexTier Oilfield Solutions, Inc.*	5,086	—	—	5,086	34,076	—	—	34,076
Nine Energy Service, Inc.(x)*	524	—	—	524	4,098	—	—	4,098
Noble Corp. plc*	7,484	—	—	7,484	9,131	—	—	9,131
Oceaneering International, Inc.*	3,114	—	—	3,114	46,430	—	—	46,430
Oil States International, Inc.*	1,906	—	—	1,906	31,087	—	—	31,087
Pacific Drilling SA*	945	—	—	945	3,856	—	—	3,856
Parker Drilling Co.(x)*	307	—	—	307	6,908	—	—	6,908

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Patterson-UTI Energy, Inc.	5,874	—	—	5,874	61,677	—	—	61,677
ProPetro Holding Corp.*	1,079	—	—	1,079	12,139	—	—	12,139
RigNet, Inc.*	67	—	—	67	442	—	—	442
RPC, Inc.(x)	1,847	—	—	1,847	9,678	—	—	9,678
Schlumberger Ltd.	11,208	87,116	—	98,324	450,562	3,502,063	—	3,952,625
SEACOR Holdings, Inc.*	549	—	—	549	23,689	—	—	23,689
SEACOR Marine Holdings, Inc.*	584	—	—	584	8,053	—	—	8,053
Seadrill Ltd.(x)*	1,876	—	—	1,876	4,765	—	—	4,765
Select Energy Services, Inc., Class A*	1,874	—	—	1,874	17,391	—	—	17,391
Smart Sand, Inc.(x)*	762	—	—	762	1,920	—	—	1,920
TETRA Technologies, Inc.*	3,968	—	—	3,968	7,777	—	—	7,777
Tidewater, Inc.*	1,202	—	—	1,202	23,175	—	—	23,175
Transocean Ltd.*	18,308	—	—	18,308	125,959	—	—	125,959
US Silica Holdings, Inc.(x)	2,336	—	—	2,336	14,366	—	—	14,366

					1,887,574	7,027,059	—	8,914,633

Oil, Gas & Consumable Fuels (2.9%)
Abraxas Petroleum Corp.*	5,296	—	—	5,296	1,859	—	—	1,859
Amplify Energy Corp.(x)	267	—	—	267	1,765	—	—	1,765
Antero Midstream Corp.(x)	7,908	—	—	7,908	60,022	—	—	60,022
Antero Resources Corp.*	8,409	—	—	8,409	23,966	—	—	23,966
Arch Coal, Inc., Class A	460	—	—	460	33,000	—	—	33,000
Ardmore Shipping Corp.*	850	—	—	850	7,693	—	—	7,693
Berry Petroleum Corp.	2,004	—	—	2,004	18,898	—	—	18,898
Bonanza Creek Energy, Inc.*	583	—	—	583	13,607	—	—	13,607
Brigham Minerals, Inc., Class A	160	—	—	160	3,430	—	—	3,430
California Resources Corp.(x)*	1,478	—	—	1,478	13,346	—	—	13,346
Callon Petroleum Co.(x)*	12,163	—	—	12,163	58,747	—	—	58,747
Centennial Resource Development, Inc., Class A*	5,827	—	—	5,827	26,921	—	—	26,921
Chaparral Energy, Inc., Class A(x)*	1,013	—	—	1,013	1,783	—	—	1,783
Chesapeake Energy Corp.(x)*	41,192	—	—	41,192	34,008	—	—	34,008
Cimarex Energy Co.	16,668	—	—	16,668	874,903	—	—	874,903
Clean Energy Fuels Corp.*	3,799	—	—	3,799	8,890	—	—	8,890

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
CNX Resources Corp.*	5,764	—	—	5,764	51,011	—	—	51,011
Comstock Resources, Inc.(x)*	504	—	—	504	4,148	—	—	4,148
ConocoPhillips	9,673	74,087	—	83,760	629,035	4,817,878	—	5,446,913
CONSOL Energy, Inc.*	870	—	—	870	12,624	—	—	12,624
Contura Energy, Inc.*	598	—	—	598	5,412	—	—	5,412
CVR Energy, Inc.	551	—	—	551	22,277	—	—	22,277
Delek US Holdings, Inc.	2,337	—	—	2,337	78,360	—	—	78,360
Denbury Resources, Inc.(x)*	14,529	—	—	14,529	20,486	—	—	20,486
Devon Energy Corp.	9,560	—	—	9,560	248,273	—	—	248,273
DHT Holdings, Inc.	2,859	—	—	2,859	23,673	—	—	23,673
Diamond S Shipping, Inc., Class S*	727	—	—	727	12,170	—	—	12,170
Dorian LPG Ltd.*	725	—	—	725	11,223	—	—	11,223
Earthstone Energy, Inc., Class A(x)*	413	—	—	413	2,614	—	—	2,614
Energy Fuels, Inc.(x)*	2,486	—	—	2,486	4,748	—	—	4,748
EQT Corp.	8,037	—	—	8,037	87,603	—	—	87,603
Equitrans Midstream Corp.(x)	5,804	—	—	5,804	77,541	—	—	77,541
Extraction Oil & Gas, Inc.(x)*	3,212	—	—	3,212	6,809	—	—	6,809
Falcon Minerals Corp.	1,016	—	—	1,016	7,173	—	—	7,173
GasLog Ltd.(x)	460	—	—	460	4,503	—	—	4,503
Golar LNG Ltd.	2,764	—	—	2,764	39,304	—	—	39,304
Goodrich Petroleum Corp.*	121	—	—	121	1,215	—	—	1,215
Green Plains, Inc.	1,114	—	—	1,114	17,189	—	—	17,189
Gulfport Energy Corp.*	5,104	—	—	5,104	15,516	—	—	15,516
Hallador Energy Co.	580	—	—	580	1,723	—	—	1,723
HighPoint Resources Corp.*	3,016	—	—	3,016	5,097	—	—	5,097
HollyFrontier Corp.	4,689	—	—	4,689	237,779	—	—	237,779
Imperial Oil Ltd.	9,525	72,963	—	82,488	251,961	1,930,060	—	2,182,021
International Seaways, Inc.*	758	—	—	758	22,558	—	—	22,558
Jagged Peak Energy, Inc.(x)*	811	—	—	811	6,885	—	—	6,885
Kosmos Energy Ltd.	11,477	—	—	11,477	65,419	—	—	65,419
Laredo Petroleum, Inc.*	5,761	—	—	5,761	16,534	—	—	16,534
Magnolia Oil & Gas Corp., Class A(x)*	3,175	—	—	3,175	39,942	—	—	39,942
Matador Resources Co.*	3,106	—	—	3,106	55,815	—	—	55,815
Montage Resources Corp.*	712	—	—	712	5,653	—	—	5,653
Murphy Oil Corp.	4,690	—	—	4,690	125,692	—	—	125,692
NACCO Industries, Inc., Class A	100	—	—	100	4,683	—	—	4,683
Noble Energy, Inc.	15,925	120,979	—	136,904	395,577	3,005,118	—	3,400,695

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Nordic American Tankers Ltd.	4,291	—	—	4,291	21,112	—	—	21,112
Northern Oil and Gas, Inc.(x)*	8,844	—	—	8,844	20,695	—	—	20,695
Oasis Petroleum, Inc.*	10,071	—	—	10,071	32,831	—	—	32,831
Overseas Shipholding Group, Inc., Class A*	1,743	—	—	1,743	4,009	—	—	4,009
Panhandle Oil and Gas, Inc., Class A	519	—	—	519	5,818	—	—	5,818
Par Pacific Holdings, Inc.*	1,102	—	—	1,102	25,610	—	—	25,610
Parsley Energy, Inc., Class A	3,642	—	—	3,642	68,870	—	—	68,870
PBF Energy, Inc., Class A	3,783	—	—	3,783	118,673	—	—	118,673
PDC Energy, Inc.*	1,915	—	—	1,915	50,116	—	—	50,116
Peabody Energy Corp.	1,948	—	—	1,948	17,766	—	—	17,766
Penn Virginia Corp.*	428	—	—	428	12,990	—	—	12,990
QEP Resources, Inc.	7,577	—	—	7,577	34,097	—	—	34,097
Range Resources Corp.(x)	6,615	—	—	6,615	32,083	—	—	32,083
Renewable Energy Group, Inc.*	1,191	—	—	1,191	32,097	—	—	32,097
REX American Resources Corp.*	176	—	—	176	14,425	—	—	14,425
Ring Energy, Inc.(x)*	1,220	—	—	1,220	3,221	—	—	3,221
SandRidge Energy, Inc.*	1,021	—	—	1,021	4,329	—	—	4,329
Scorpio Tankers, Inc.	1,394	—	—	1,394	54,840	—	—	54,840
SFL Corp. Ltd.(x)	2,589	—	—	2,589	37,644	—	—	37,644
SilverBow Resources, Inc.*	136	—	—	136	1,346	—	—	1,346
SM Energy Co.	3,556	—	—	3,556	39,969	—	—	39,969
Southwestern Energy Co.*	17,126	—	—	17,126	41,445	—	—	41,445
SRC Energy, Inc.*	7,675	—	—	7,675	31,621	—	—	31,621
Talos Energy, Inc.*	630	—	—	630	18,995	—	—	18,995
Targa Resources Corp.	7,226	—	—	7,226	295,038	—	—	295,038
Teekay Corp.	2,133	—	—	2,133	11,348	—	—	11,348
Teekay Tankers Ltd., Class A*	743	—	—	743	17,810	—	—	17,810
Unit Corp.(x)*	1,710	—	—	1,710	1,189	—	—	1,189
W&T Offshore, Inc.*	2,919	—	—	2,919	16,230	—	—	16,230
Whiting Petroleum Corp.(x)*	2,883	—	—	2,883	21,161	—	—	21,161
World Fuel Services Corp.	2,015	—	—	2,015	87,491	—	—	87,491
WPX Energy, Inc.*	51,969	—	—	51,969	714,054	—	—	714,054

					5,689,986	9,753,056	—	15,443,042

Total Energy					7,577,560	16,780,115	—	24,357,675

Financials (21.8%)
Banks (10.1%)
1st Constitution Bancorp	226	—	—	226	5,001	—	—	5,001
1st Source Corp.	453	—	—	453	23,502	—	—	23,502

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
ACNB Corp.	204	—	—	204	7,715	—	—	7,715
Allegiance Bancshares, Inc.*	624	—	—	624	23,462	—	—	23,462
Amalgamated Bank, Class A	406	—	—	406	7,897	—	—	7,897
Amerant Bancorp, Inc.(x)*	622	—	—	622	13,553	—	—	13,553
American National Bankshares, Inc.	314	—	—	314	12,425	—	—	12,425
Ameris Bancorp	1,614	—	—	1,614	68,660	—	—	68,660
Ames National Corp.	233	—	—	233	6,538	—	—	6,538
Arrow Financial Corp.	400	—	—	400	15,120	—	—	15,120
Associated Banc-Corp.	4,960	—	—	4,960	109,318	—	—	109,318
Atlantic Capital Bancshares, Inc.*	721	—	—	721	13,230	—	—	13,230
Atlantic Union Bankshares Corp.	2,496	—	—	2,496	93,725	—	—	93,725
Banc of California, Inc.	1,388	—	—	1,388	23,846	—	—	23,846
BancFirst Corp.	593	—	—	593	37,027	—	—	37,027
Bancorp, Inc. (The)*	1,625	—	—	1,625	21,076	—	—	21,076
BancorpSouth Bank	3,104	—	—	3,104	97,497	—	—	97,497
Bank of Commerce Holdings	457	—	—	457	5,287	—	—	5,287
Bank of Hawaii Corp.	1,257	—	—	1,257	119,616	—	—	119,616
Bank of Marin Bancorp	431	—	—	431	19,417	—	—	19,417
Bank of NT Butterfield & Son Ltd. (The)	1,169	—	—	1,169	43,276	—	—	43,276
Bank of Princeton (The)	187	—	—	187	5,889	—	—	5,889
Bank OZK	28,740	—	—	28,740	876,714	—	—	876,714
Bank7 Corp.	32	—	—	32	607	—	—	607
BankFinancial Corp.	436	—	—	436	5,703	—	—	5,703
BankUnited, Inc.	30,808	—	—	30,808	1,126,340	—	—	1,126,340
Bankwell Financial Group, Inc.	166	—	—	166	4,787	—	—	4,787
Banner Corp.	1,068	—	—	1,068	60,438	—	—	60,438
Bar Harbor Bankshares	477	—	—	477	12,111	—	—	12,111
Baycom Corp.*	229	—	—	229	5,207	—	—	5,207
BCB Bancorp, Inc.	389	—	—	389	5,364	—	—	5,364
Berkshire Hills Bancorp, Inc.	1,387	—	—	1,387	45,605	—	—	45,605
BOK Financial Corp.	6,946	—	—	6,946	607,080	—	—	607,080
Boston Private Financial Holdings, Inc.	2,644	—	—	2,644	31,807	—	—	31,807
Bridge Bancorp, Inc.	509	—	—	509	17,067	—	—	17,067
Brookline Bancorp, Inc.	2,492	—	—	2,492	41,018	—	—	41,018
Bryn Mawr Bank Corp.	636	—	—	636	26,229	—	—	26,229
Business First Bancshares, Inc.	382	—	—	382	9,523	—	—	9,523
Byline Bancorp, Inc.	755	—	—	755	14,775	—	—	14,775
C&F Financial Corp.	105	—	—	105	5,810	—	—	5,810
Cadence Bancorp	31,854	—	—	31,854	577,513	—	—	577,513

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Cambridge Bancorp(x)	89	—	—	89	7,133	—	—	7,133
Camden National Corp.	491	—	—	491	22,615	—	—	22,615
Capital Bancorp, Inc.*	286	—	—	286	4,259	—	—	4,259
Capital City Bank Group, Inc.	406	—	—	406	12,383	—	—	12,383
Capstar Financial Holdings, Inc.	486	—	—	486	8,092	—	—	8,092
Carolina Financial Corp.	670	—	—	670	28,964	—	—	28,964
Carter Bank & Trust*	733	—	—	733	17,387	—	—	17,387
Cathay General Bancorp	2,422	—	—	2,422	92,157	—	—	92,157
CBTX, Inc.	578	—	—	578	17,987	—	—	17,987
CenterState Bank Corp.	3,811	—	—	3,811	95,199	—	—	95,199
Central Pacific Financial Corp.	787	—	—	787	23,279	—	—	23,279
Central Valley Community Bancorp	380	—	—	380	8,235	—	—	8,235
Century Bancorp, Inc., Class A	79	—	—	79	7,107	—	—	7,107
Chemung Financial Corp.	92	—	—	92	3,910	—	—	3,910
CIT Group, Inc.	2,700	—	—	2,700	123,201	—	—	123,201
Citizens & Northern Corp.	328	—	—	328	9,266	—	—	9,266
City Holding Co.	464	—	—	464	38,025	—	—	38,025
Civista Bancshares, Inc.	501	—	—	501	12,024	—	—	12,024
CNB Financial Corp.	448	—	—	448	14,641	—	—	14,641
Coastal Financial Corp.*	76	—	—	76	1,252	—	—	1,252
Codorus Valley Bancorp, Inc.	258	—	—	258	5,942	—	—	5,942
Colony Bankcorp, Inc.	258	—	—	258	4,257	—	—	4,257
Columbia Banking System, Inc.	2,251	—	—	2,251	91,582	—	—	91,582
Comerica, Inc.	9,871	75,252	—	85,123	708,244	5,399,331	—	6,107,575
Commerce Bancshares, Inc.	11,089	61,174	—	72,263	753,387	4,156,162	—	4,909,549
Community Bank System, Inc.	1,604	—	—	1,604	113,788	—	—	113,788
Community Bankers Trust Corp.	645	—	—	645	5,728	—	—	5,728
Community Financial Corp. (The)	160	—	—	160	5,691	—	—	5,691
Community Trust Bancorp, Inc.	491	—	—	491	22,900	—	—	22,900
ConnectOne Bancorp, Inc.	1,068	—	—	1,068	27,469	—	—	27,469
CrossFirst Bankshares, Inc.*	261	—	—	261	3,764	—	—	3,764
Cullen/Frost Bankers, Inc.	1,769	—	—	1,769	172,973	—	—	172,973

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Customers Bancorp, Inc.*	891	—	—	891	21,215	—	—	21,215
CVB Financial Corp.	4,216	—	—	4,216	90,981	—	—	90,981
Dime Community Bancshares, Inc.	1,019	—	—	1,019	21,287	—	—	21,287
Eagle Bancorp, Inc.	984	—	—	984	47,852	—	—	47,852
East West Bancorp, Inc.	4,551	—	—	4,551	221,634	—	—	221,634
Enterprise Bancorp, Inc.	290	—	—	290	9,822	—	—	9,822
Enterprise Financial Services Corp.	784	—	—	784	37,797	—	—	37,797
Equity Bancshares, Inc., Class A*	491	—	—	491	15,157	—	—	15,157
Esquire Financial Holdings, Inc.*	119	—	—	119	3,102	—	—	3,102
Evans Bancorp, Inc.	118	—	—	118	4,732	—	—	4,732
Farmers & Merchants Bancorp, Inc.(x)	332	—	—	332	10,010	—	—	10,010
Farmers National Banc Corp.	816	—	—	816	13,317	—	—	13,317
FB Financial Corp.	252	—	—	252	9,977	—	—	9,977
Fidelity D&D Bancorp, Inc.(x)	60	—	—	60	3,733	—	—	3,733
Financial Institutions, Inc.	467	—	—	467	14,991	—	—	14,991
First Bancorp (Nasdaq Stock Exchange)	939	—	—	939	37,475	—	—	37,475
First Bancorp (Quotrix Stock Exchange)	6,787	—	—	6,787	71,874	—	—	71,874
First Bancorp, Inc.	298	—	—	298	9,009	—	—	9,009
First Bancshares, Inc. (The)	535	—	—	535	19,003	—	—	19,003
First Bank	523	—	—	523	5,779	—	—	5,779
First Busey Corp.	1,535	—	—	1,535	42,212	—	—	42,212
First Business Financial Services, Inc.	223	—	—	223	5,872	—	—	5,872
First Capital, Inc.	104	—	—	104	7,592	—	—	7,592
First Choice Bancorp	313	—	—	313	8,438	—	—	8,438
First Citizens BancShares, Inc., Class A	220	—	—	220	117,086	—	—	117,086
First Commonwealth Financial Corp.	3,108	—	—	3,108	45,097	—	—	45,097
First Community Bankshares, Inc.	495	—	—	495	15,355	—	—	15,355
First Financial Bancorp	3,081	—	—	3,081	78,381	—	—	78,381
First Financial Corp.	336	—	—	336	15,362	—	—	15,362
First Financial Northwest, Inc.	267	—	—	267	3,989	—	—	3,989
First Foundation, Inc.	767	—	—	767	13,346	—	—	13,346
First Guaranty Bancshares, Inc.	180	—	—	180	3,919	—	—	3,919
First Hawaiian, Inc.	24,414	157,198	—	181,612	704,344	4,535,162	—	5,239,506
First Horizon National Corp.	22,876	—	—	22,876	378,827	—	—	378,827

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
First Internet Bancorp	271	—	—	271	6,425	—	—	6,425
First Interstate BancSystem, Inc., Class A	1,148	—	—	1,148	48,124	—	—	48,124
First Merchants Corp.	1,709	—	—	1,709	71,077	—	—	71,077
First Mid Bancshares, Inc.	408	—	—	408	14,382	—	—	14,382
First Midwest Bancorp, Inc.	3,369	—	—	3,369	77,689	—	—	77,689
First Northwest Bancorp	244	—	—	244	4,424	—	—	4,424
First of Long Island Corp. (The)	773	—	—	773	19,387	—	—	19,387
First Republic Bank	7,060	—	—	7,060	829,197	—	—	829,197
Flushing Financial Corp.	869	—	—	869	18,775	—	—	18,775
FNB Corp.	10,269	—	—	10,269	130,416	—	—	130,416
FNCB Bancorp, Inc.	591	—	—	591	4,994	—	—	4,994
Franklin Financial Network, Inc.	387	—	—	387	13,286	—	—	13,286
Franklin Financial Services Corp.	143	—	—	143	5,533	—	—	5,533
Fulton Financial Corp.	5,213	—	—	5,213	90,863	—	—	90,863
FVCBankcorp, Inc.*	403	—	—	403	7,040	—	—	7,040
German American Bancorp, Inc.	743	—	—	743	26,466	—	—	26,466
Glacier Bancorp, Inc.	2,289	—	—	2,289	105,271	—	—	105,271
Great Southern Bancorp, Inc.	355	—	—	355	22,479	—	—	22,479
Great Western Bancorp, Inc.	1,810	—	—	1,810	62,879	—	—	62,879
Guaranty Bancshares, Inc.	252	—	—	252	8,286	—	—	8,286
Hancock Whitney Corp.	2,721	—	—	2,721	119,397	—	—	119,397
Hanmi Financial Corp.	866	—	—	866	17,316	—	—	17,316
HarborOne Bancorp, Inc.*	348	—	—	348	3,824	—	—	3,824
Hawthorn Bancshares, Inc.	194	—	—	194	4,947	—	—	4,947
HBT Financial, Inc.*	225	—	—	225	4,273	—	—	4,273
Heartland Financial USA, Inc.	1,056	—	—	1,056	52,525	—	—	52,525
Heritage Commerce Corp.	1,423	—	—	1,423	18,257	—	—	18,257
Heritage Financial Corp.	1,166	—	—	1,166	32,998	—	—	32,998
Hilltop Holdings, Inc.	2,168	—	—	2,168	54,048	—	—	54,048
Home BancShares, Inc.	4,898	—	—	4,898	96,295	—	—	96,295
HomeTrust Bancshares, Inc.	345	—	—	345	9,256	—	—	9,256
Hope Bancorp, Inc.	3,822	—	—	3,822	56,795	—	—	56,795
Horizon Bancorp, Inc.	1,296	—	—	1,296	24,624	—	—	24,624
Howard Bancorp, Inc.*	401	—	—	401	6,769	—	—	6,769
IBERIABANK Corp.	1,626	—	—	1,626	121,674	—	—	121,674

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Independent Bank Corp./MA	951	—	—	951	79,171	—	—	79,171
Independent Bank Corp./MI	534	—	—	534	12,095	—	—	12,095
Independent Bank Group, Inc.	869	—	—	869	48,177	—	—	48,177
International Bancshares Corp.	1,759	—	—	1,759	75,760	—	—	75,760
Investar Holding Corp.	159	—	—	159	3,816	—	—	3,816
Investors Bancorp, Inc.	7,284	—	—	7,284	86,789	—	—	86,789
Lakeland Bancorp, Inc.	1,543	—	—	1,543	26,817	—	—	26,817
Lakeland Financial Corp.	214	—	—	214	10,471	—	—	10,471
LCNB Corp.	343	—	—	343	6,620	—	—	6,620
Level One Bancorp, Inc.	176	—	—	176	4,428	—	—	4,428
Live Oak Bancshares, Inc.	825	—	—	825	15,683	—	—	15,683
M&T Bank Corp.	3,297	25,409	—	28,706	559,666	4,313,178	—	4,872,844
Macatawa Bank Corp.	711	—	—	711	7,913	—	—	7,913
Mackinac Financial Corp.	316	—	—	316	5,517	—	—	5,517
MainStreet Bancshares, Inc.*	242	—	—	242	5,566	—	—	5,566
Malvern Bancorp, Inc.*	200	—	—	200	4,618	—	—	4,618
Mercantile Bank Corp.	517	—	—	517	18,855	—	—	18,855
Metrocity Bankshares, Inc.	428	—	—	428	7,494	—	—	7,494
Metropolitan Bank Holding Corp.*	221	—	—	221	10,659	—	—	10,659
Mid Penn Bancorp, Inc.	234	—	—	234	6,739	—	—	6,739
Midland States Bancorp, Inc.	635	—	—	635	18,390	—	—	18,390
MidWestOne Financial Group, Inc.	346	—	—	346	12,536	—	—	12,536
MutualFirst Financial, Inc.	171	—	—	171	6,784	—	—	6,784
MVB Financial Corp.	261	—	—	261	6,504	—	—	6,504
National Bank Holdings Corp., Class A	624	—	—	624	21,977	—	—	21,977
National Bankshares, Inc.	189	—	—	189	8,492	—	—	8,492
NBT Bancorp, Inc.	1,353	—	—	1,353	54,878	—	—	54,878
Nicolet Bankshares, Inc.*	291	—	—	291	21,490	—	—	21,490
Northeast Bank	228	—	—	228	5,014	—	—	5,014
Northrim BanCorp, Inc.	187	—	—	187	7,162	—	—	7,162
Norwood Financial Corp.	157	—	—	157	6,107	—	—	6,107
Oak Valley Bancorp	215	—	—	215	4,184	—	—	4,184
OFG Bancorp	1,609	—	—	1,609	37,988	—	—	37,988
Ohio Valley Banc Corp.	138	—	—	138	5,468	—	—	5,468

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Old National Bancorp	5,319	—	—	5,319	97,284	—	—	97,284
Old Second Bancorp, Inc.	944	—	—	944	12,716	—	—	12,716
Opus Bank	668	—	—	668	17,281	—	—	17,281
Origin Bancorp, Inc.	620	—	—	620	23,461	—	—	23,461
Orrstown Financial Services, Inc.	277	—	—	277	6,266	—	—	6,266
Pacific Mercantile Bancorp*	650	—	—	650	5,278	—	—	5,278
Pacific Premier Bancorp, Inc.	1,804	—	—	1,804	58,819	—	—	58,819
PacWest Bancorp	3,683	—	—	3,683	140,948	—	—	140,948
Park National Corp.	427	—	—	427	43,716	—	—	43,716
Parke Bancorp, Inc.	249	—	—	249	6,322	—	—	6,322
PCB Bancorp	413	—	—	413	7,137	—	—	7,137
Peapack Gladstone Financial Corp.	557	—	—	557	17,211	—	—	17,211
Penns Woods Bancorp, Inc.	180	—	—	180	6,401	—	—	6,401
Peoples Bancorp of North Carolina, Inc.	124	—	—	124	4,073	—	—	4,073
Peoples Bancorp, Inc.	579	—	—	579	20,068	—	—	20,068
Peoples Financial Services Corp.	202	—	—	202	10,171	—	—	10,171
People’s United Financial, Inc.	13,858	—	—	13,858	234,200	—	—	234,200
People’s Utah Bancorp	472	—	—	472	14,217	—	—	14,217
Pinnacle Financial Partners, Inc.	2,359	—	—	2,359	150,976	—	—	150,976
Popular, Inc.	7,097	—	—	7,097	416,949	—	—	416,949
Preferred Bank	317	—	—	317	19,048	—	—	19,048
Premier Financial Bancorp, Inc.	434	—	—	434	7,873	—	—	7,873
Prosperity Bancshares, Inc.	5,702	24,079	—	29,781	409,917	1,731,039	—	2,140,956
QCR Holdings, Inc.	472	—	—	472	20,702	—	—	20,702
RBB Bancorp	466	—	—	466	9,865	—	—	9,865
Red River Bancshares, Inc.(x)*	134	—	—	134	7,512	—	—	7,512
Reliant Bancorp, Inc.	285	—	—	285	6,338	—	—	6,338
Renasant Corp.	1,727	—	—	1,727	61,170	—	—	61,170
Republic Bancorp, Inc., Class A	313	—	—	313	14,648	—	—	14,648
Republic First Bancorp, Inc.*	1,364	—	—	1,364	5,701	—	—	5,701
Richmond Mutual Bancorporation, Inc.(x)*	428	—	—	428	6,831	—	—	6,831
S&T Bancorp, Inc.	1,217	—	—	1,217	49,033	—	—	49,033
Sandy Spring Bancorp, Inc.	1,117	—	—	1,117	42,312	—	—	42,312
SB One Bancorp	278	—	—	278	6,928	—	—	6,928
Seacoast Banking Corp. of Florida*	1,316	—	—	1,316	40,230	—	—	40,230
Select Bancorp, Inc.*	453	—	—	453	5,572	—	—	5,572

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
ServisFirst Bancshares, Inc.	288	—	—	288	10,852	—	—	10,852
Shore Bancshares, Inc.	328	—	—	328	5,694	—	—	5,694
Sierra Bancorp	415	—	—	415	12,085	—	—	12,085
Signature Bank	847	—	—	847	115,709	—	—	115,709
Simmons First National Corp., Class A	2,871	—	—	2,871	76,914	—	—	76,914
SmartFinancial, Inc.	397	—	—	397	9,389	—	—	9,389
South Plains Financial, Inc.(x)	288	—	—	288	6,011	—	—	6,011
South State Corp.	1,071	—	—	1,071	92,909	—	—	92,909
Southern First Bancshares, Inc.*	196	—	—	196	8,328	—	—	8,328
Southern National Bancorp of Virginia, Inc.	648	—	—	648	10,595	—	—	10,595
Southside Bancshares, Inc.	1,021	—	—	1,021	37,920	—	—	37,920
Spirit of Texas Bancshares, Inc.*	454	—	—	454	10,442	—	—	10,442
Sterling Bancorp	53,711	—	—	53,711	1,132,228	—	—	1,132,228
Stock Yards Bancorp, Inc.	521	—	—	521	21,392	—	—	21,392
Summit Financial Group, Inc.	337	—	—	337	9,129	—	—	9,129
SVB Financial Group*	2,720	—	—	2,720	682,829	—	—	682,829
Synovus Financial Corp.	4,086	—	—	4,086	160,171	—	—	160,171
TCF Financial Corp.	4,769	—	—	4,769	223,189	—	—	223,189
Texas Capital Bancshares, Inc.*	1,592	—	—	1,592	90,378	—	—	90,378
Tompkins Financial Corp.	468	—	—	468	42,822	—	—	42,822
Towne Bank	2,110	—	—	2,110	58,700	—	—	58,700
TriCo Bancshares	842	—	—	842	34,362	—	—	34,362
TriState Capital Holdings, Inc.*	513	—	—	513	13,400	—	—	13,400
Triumph Bancorp, Inc.*	419	—	—	419	15,930	—	—	15,930
Truist Financial Corp.	19,622	152,265	—	171,887	1,105,111	8,575,565	—	9,680,676
Trustmark Corp.	2,034	—	—	2,034	70,193	—	—	70,193
UMB Financial Corp.	5,789	34,061	—	39,850	397,357	2,337,947	—	2,735,304
Umpqua Holdings Corp.	7,071	—	—	7,071	125,157	—	—	125,157
Union Bankshares, Inc.(x)	106	—	—	106	3,844	—	—	3,844
United Bankshares, Inc.	3,049	—	—	3,049	117,874	—	—	117,874
United Community Banks, Inc.	2,278	—	—	2,278	70,345	—	—	70,345
United Security Bancshares	354	—	—	354	3,798	—	—	3,798
Unity Bancorp, Inc.	179	—	—	179	4,040	—	—	4,040
Univest Financial Corp.	920	—	—	920	24,638	—	—	24,638

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Valley National Bancorp	12,263	—	—	12,263	140,411	—	—	140,411
Veritex Holdings, Inc.	1,084	—	—	1,084	31,577	—	—	31,577
Washington Trust Bancorp, Inc.	483	—	—	483	25,981	—	—	25,981
Webster Financial Corp.	2,896	—	—	2,896	154,531	—	—	154,531
WesBanco, Inc.	1,973	—	—	1,973	74,560	—	—	74,560
West Bancorporation, Inc.	356	—	—	356	9,124	—	—	9,124
Westamerica Bancorp	4,586	30,804	—	35,390	310,793	2,087,587	—	2,398,380
Western Alliance Bancorp	2,679	—	—	2,679	152,703	—	—	152,703
Wintrust Financial Corp.	1,762	—	—	1,762	124,926	—	—	124,926
Zions Bancorp NA	5,293	—	—	5,293	274,813	—	—	274,813

					20,332,330	33,135,971	—	53,468,301

Capital Markets (4.0%)
Affiliated Managers Group, Inc.	1,539	—	—	1,539	130,415	—	—	130,415
Ameriprise Financial, Inc.	4,175	31,980	—	36,155	695,472	5,327,228	—	6,022,700
Artisan Partners Asset Management, Inc., Class A	746	—	—	746	24,111	—	—	24,111
Assetmark Financial Holdings, Inc.*	214	—	—	214	6,210	—	—	6,210
Associated Capital Group, Inc., Class A(x)	69	—	—	69	2,705	—	—	2,705
B. Riley Financial, Inc.	655	—	—	655	16,493	—	—	16,493
BGC Partners, Inc., Class A	9,071	—	—	9,071	53,882	—	—	53,882
Blucora, Inc.*	395	—	—	395	10,325	—	—	10,325
Brightsphere Investment Group, Inc.	1,975	—	—	1,975	20,184	—	—	20,184
Cowen, Inc., Class A*	435	—	—	435	6,851	—	—	6,851
Diamond Hill Investment Group, Inc.	16	—	—	16	2,247	—	—	2,247
Donnelley Financial Solutions, Inc.*	1,012	—	—	1,012	10,596	—	—	10,596
Eaton Vance Corp.	3,469	—	—	3,469	161,968	—	—	161,968
Evercore, Inc., Class A	792	—	—	792	59,210	—	—	59,210
GAIN Capital Holdings, Inc.(x)	470	—	—	470	1,857	—	—	1,857
GAMCO Investors, Inc., Class A	37	—	—	37	721	—	—	721
INTL. FCStone, Inc.*	489	—	—	489	23,878	—	—	23,878
Janus Henderson Group plc	4,960	—	—	4,960	121,272	—	—	121,272
Ladenburg Thalmann Financial Services, Inc.	278	—	—	278	967	—	—	967
Lazard Ltd., Class A	2,038	—	—	2,038	81,438	—	—	81,438
Legg Mason, Inc.	2,720	—	—	2,720	97,675	—	—	97,675
Moelis & Co., Class A	288	—	—	288	9,193	—	—	9,193

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Northern Trust Corp.	10,285	80,161	—	90,446	1,092,678	8,516,305	—	9,608,983
Oppenheimer Holdings, Inc., Class A	293	—	—	293	8,052	—	—	8,052
Piper Jaffray Cos.	438	—	—	438	35,014	—	—	35,014
PJT Partners, Inc., Class A	307	—	—	307	13,855	—	—	13,855
Sculptor Capital Management, Inc.	269	—	—	269	5,945	—	—	5,945
SEI Investments Co.	2,082	—	—	2,082	136,329	—	—	136,329
State Street Corp.	5,769	44,769	—	50,538	456,328	3,541,228	—	3,997,556
Stifel Financial Corp.	2,069	—	—	2,069	125,485	—	—	125,485
Virtu Financial, Inc., Class A	894	—	—	894	14,295	—	—	14,295
Virtus Investment Partners, Inc.	187	—	—	187	22,762	—	—	22,762
Waddell & Reed Financial, Inc., Class A	2,124	—	—	2,124	35,513	—	—	35,513
Westwood Holdings Group, Inc.	270	—	—	270	7,997	—	—	7,997
WisdomTree Investments, Inc.	2,677	—	—	2,677	12,957	—	—	12,957

					3,504,880	17,384,761	—	20,889,641

Consumer Finance (0.1%)
Credit Acceptance Corp.*	39	—	—	39	17,251	—	—	17,251
Encore Capital Group, Inc.(x)*	983	—	—	983	34,759	—	—	34,759
Enova International, Inc.*	375	—	—	375	9,022	—	—	9,022
EZCORP, Inc., Class A(x)*	1,549	—	—	1,549	10,564	—	—	10,564
Green Dot Corp., Class A*	275	—	—	275	6,407	—	—	6,407
LendingClub Corp.*	2,097	—	—	2,097	26,464	—	—	26,464
Medallion Financial Corp.*	714	—	—	714	5,191	—	—	5,191
Navient Corp.	6,084	—	—	6,084	83,229	—	—	83,229
Nelnet, Inc., Class A	570	—	—	570	33,197	—	—	33,197
OneMain Holdings, Inc.	2,072	—	—	2,072	87,335	—	—	87,335
Oportun Financial Corp.(x)*	127	—	—	127	3,023	—	—	3,023
PRA Group, Inc.*	1,430	—	—	1,430	51,909	—	—	51,909
Regional Management Corp.*	153	—	—	153	4,595	—	—	4,595
Santander Consumer USA Holdings, Inc.	3,247	—	—	3,247	75,882	—	—	75,882
SLM Corp.	13,277	—	—	13,277	118,298	—	—	118,298
World Acceptance Corp.*	60	—	—	60	5,184	—	—	5,184

					572,310	—	—	572,310

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Diversified Financial Services (0.1%)
Banco Latinoamericano de Comercio Exterior SA, Class E	988	—	—	988	21,123	—	—	21,123
Cannae Holdings, Inc.*	2,138	—	—	2,138	79,512	—	—	79,512
FGL Holdings	4,633	—	—	4,633	49,342	—	—	49,342
Jefferies Financial Group, Inc.	8,368	—	—	8,368	178,824	—	—	178,824
Marlin Business Services Corp.	207	—	—	207	4,550	—	—	4,550
On Deck Capital, Inc.*	2,193	—	—	2,193	9,079	—	—	9,079
Voya Financial, Inc.	3,923	—	—	3,923	239,225	—	—	239,225

					581,655	—	—	581,655

Insurance (6.1%)
Aflac, Inc.	6,777	51,437	—	58,214	358,503	2,721,017	—	3,079,520
Alleghany Corp.*	394	—	—	394	315,031	—	—	315,031
Ambac Financial Group, Inc.*	1,395	—	—	1,395	30,090	—	—	30,090
American Equity Investment Life Holding Co.	2,848	—	—	2,848	85,241	—	—	85,241
American Financial Group, Inc.	2,310	—	—	2,310	253,291	—	—	253,291
American National Insurance Co.	225	—	—	225	26,478	—	—	26,478
AMERISAFE, Inc.	593	—	—	593	39,156	—	—	39,156
Argo Group International Holdings Ltd.	1,018	—	—	1,018	66,933	—	—	66,933
Arthur J Gallagher & Co.	1,287	9,579	—	10,866	122,561	912,208	—	1,034,769
Assurant, Inc.	1,906	—	—	1,906	249,838	—	—	249,838
Assured Guaranty Ltd.	2,985	—	—	2,985	146,325	—	—	146,325
Axis Capital Holdings Ltd.	2,344	—	—	2,344	139,327	—	—	139,327
Brighthouse Financial, Inc.*	13,936	—	—	13,936	546,709	—	—	546,709
Brown & Brown, Inc.	23,478	40,986	—	64,464	926,911	1,618,127	—	2,545,038
BRP Group, Inc., Class A*	231	—	—	231	3,708	—	—	3,708
Chubb Ltd.	4,382	34,087	—	38,469	682,102	5,305,983	—	5,988,085
Citizens, Inc.(x)*	1,613	—	—	1,613	10,888	—	—	10,888
CNO Financial Group, Inc.	4,736	—	—	4,736	85,864	—	—	85,864
Donegal Group, Inc., Class A	213	—	—	213	3,157	—	—	3,157
Employers Holdings, Inc.	1,002	—	—	1,002	41,833	—	—	41,833
Enstar Group Ltd.*	1,848	—	—	1,848	382,277	—	—	382,277
Erie Indemnity Co., Class A	259	—	—	259	42,994	—	—	42,994
Everest Re Group Ltd.	888	—	—	888	245,834	—	—	245,834
FBL Financial Group, Inc., Class A	311	—	—	311	18,327	—	—	18,327

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
FedNat Holding Co.	184	—	—	184	3,060	—	—	3,060
First American Financial Corp.	3,430	—	—	3,430	200,038	—	—	200,038
Genworth Financial, Inc., Class A*	16,023	—	—	16,023	70,501	—	—	70,501
Global Indemnity Ltd.	171	—	—	171	5,067	—	—	5,067
Globe Life, Inc.	5,065	12,487	—	17,552	533,091	1,314,257	—	1,847,348
Greenlight Capital Re Ltd., Class A(x)*	875	—	—	875	8,846	—	—	8,846
Hallmark Financial Services, Inc.*	354	—	—	354	6,220	—	—	6,220
Hanover Insurance Group, Inc. (The)	1,256	—	—	1,256	171,658	—	—	171,658
HCI Group, Inc.	208	—	—	208	9,495	—	—	9,495
Heritage Insurance Holdings, Inc.	774	—	—	774	10,256	—	—	10,256
Horace Mann Educators Corp.	1,310	—	—	1,310	57,195	—	—	57,195
Independence Holding Co.	129	—	—	129	5,428	—	—	5,428
Investors Title Co.	38	—	—	38	6,050	—	—	6,050
James River Group Holdings Ltd.	469	—	—	469	19,327	—	—	19,327
Kemper Corp.	1,609	—	—	1,609	124,698	—	—	124,698
MBIA, Inc.*	2,106	—	—	2,106	19,586	—	—	19,586
Mercury General Corp.	870	—	—	870	42,395	—	—	42,395
National General Holdings Corp.	826	—	—	826	18,255	—	—	18,255
National Western Life Group, Inc., Class A	73	—	—	73	21,234	—	—	21,234
NI Holdings, Inc.*	276	—	—	276	4,747	—	—	4,747
Old Republic International Corp.	8,882	—	—	8,882	198,690	—	—	198,690
Primerica, Inc.	373	—	—	373	48,699	—	—	48,699
ProAssurance Corp.	21,772	87,908	—	109,680	786,840	3,176,995	—	3,963,835
ProSight Global, Inc.*	204	—	—	204	3,291	—	—	3,291
Protective Insurance Corp., Class B	238	—	—	238	3,829	—	—	3,829
Reinsurance Group of America, Inc.	10,300	25,070	—	35,370	1,679,518	4,087,914	—	5,767,432
RenaissanceRe Holdings Ltd.	4,350	—	—	4,350	852,687	—	—	852,687
Safety Insurance Group, Inc.	468	—	—	468	43,304	—	—	43,304
Selective Insurance Group, Inc.	1,007	—	—	1,007	65,646	—	—	65,646
State Auto Financial Corp.	519	—	—	519	16,099	—	—	16,099
Stewart Information Services Corp.	724	—	—	724	29,532	—	—	29,532
Third Point Reinsurance Ltd.*	2,393	—	—	2,393	25,174	—	—	25,174
Tiptree, Inc.	654	—	—	654	5,324	—	—	5,324
Travelers Cos., Inc. (The)	1,066	8,095	—	9,161	145,989	1,108,610	—	1,254,599

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
United Fire Group, Inc.	614	—	—	614	26,850	—	—	26,850
United Insurance Holdings Corp.	677	—	—	677	8,537	—	—	8,537
Universal Insurance Holdings, Inc.	660	—	—	660	18,473	—	—	18,473
Unum Group	6,455	—	—	6,455	188,228	—	—	188,228
Watford Holdings Ltd.*	651	—	—	651	16,379	—	—	16,379
White Mountains Insurance Group Ltd.	98	—	—	98	109,320	—	—	109,320
Willis Towers Watson plc	6,899	—	—	6,899	1,393,184	—	—	1,393,184
WR Berkley Corp.	4,507	—	—	4,507	311,434	—	—	311,434

					12,137,552	20,245,111	—	32,382,663

Mortgage Real Estate Investment Trusts (REITs) (0.4%)
AG Mortgage Investment Trust, Inc. (REIT)	1,037	—	—	1,037	15,991	—	—	15,991
AGNC Investment Corp. (REIT)	17,132	—	—	17,132	302,894	—	—	302,894
Anworth Mortgage Asset Corp. (REIT)	2,989	—	—	2,989	10,521	—	—	10,521
Apollo Commercial Real Estate Finance, Inc. (REIT)	4,805	—	—	4,805	87,883	—	—	87,883
Ares Commercial Real Estate Corp. (REIT)(x)	717	—	—	717	11,357	—	—	11,357
Arlington Asset Investment Corp., Class A (REIT)(x)	1,198	—	—	1,198	6,673	—	—	6,673
ARMOUR Residential REIT, Inc. (REIT)	1,882	—	—	1,882	33,631	—	—	33,631
Blackstone Mortgage Trust, Inc., Class A (REIT)(x)	3,981	—	—	3,981	148,173	—	—	148,173
Capstead Mortgage Corp. (REIT)	3,059	—	—	3,059	24,227	—	—	24,227
Cherry Hill Mortgage Investment Corp. (REIT)	448	—	—	448	6,536	—	—	6,536
Chimera Investment Corp. (REIT)	5,757	—	—	5,757	118,364	—	—	118,364
Colony Credit Real Estate, Inc. (REIT)	2,569	—	—	2,569	33,808	—	—	33,808
Dynex Capital, Inc. (REIT)	716	—	—	716	12,129	—	—	12,129
Ellington Financial, Inc. (REIT)	939	—	—	939	17,212	—	—	17,212
Exantas Capital Corp. (REIT)	986	—	—	986	11,645	—	—	11,645
Granite Point Mortgage Trust, Inc. (REIT)	1,691	—	—	1,691	31,081	—	—	31,081

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Great Ajax Corp. (REIT)	542	—	—	542	8,027	—	—	8,027
Invesco Mortgage Capital, Inc. (REIT)	4,380	—	—	4,380	72,927	—	—	72,927
KKR Real Estate Finance Trust, Inc. (REIT)(x)	814	—	—	814	16,622	—	—	16,622
Ladder Capital Corp. (REIT)	3,226	—	—	3,226	58,197	—	—	58,197
MFA Financial, Inc. (REIT)	14,234	—	—	14,234	108,890	—	—	108,890
New Residential Investment Corp. (REIT)	13,190	—	—	13,190	212,491	—	—	212,491
New York Mortgage Trust, Inc. (REIT)	7,971	—	—	7,971	49,659	—	—	49,659
Orchid Island Capital, Inc. (REIT)(x)	2,132	—	—	2,132	12,472	—	—	12,472
PennyMac Mortgage Investment Trust (REIT)‡	2,757	—	—	2,757	61,454	—	—	61,454
Ready Capital Corp. (REIT)	1,008	—	—	1,008	15,543	—	—	15,543
Redwood Trust, Inc. (REIT)	3,441	—	—	3,441	56,914	—	—	56,914
Starwood Property Trust, Inc. (REIT)	8,622	—	—	8,622	214,343	—	—	214,343
TPG RE Finance Trust, Inc. (REIT)	1,579	—	—	1,579	32,006	—	—	32,006
Two Harbors Investment Corp. (REIT)	8,706	—	—	8,706	127,282	—	—	127,282
Western Asset Mortgage Capital Corp. (REIT)	1,521	—	—	1,521	15,712	—	—	15,712

					1,934,664	—	—	1,934,664

Thrifts & Mortgage Finance (1.0%)
Axos Financial, Inc.*	679	—	—	679	20,560	—	—	20,560
Bridgewater Bancshares, Inc.*	663	—	—	663	9,136	—	—	9,136
Capitol Federal Financial, Inc.	31,673	213,372	—	245,045	434,870	2,929,598	—	3,364,468
Columbia Financial, Inc.*	1,594	—	—	1,594	27,002	—	—	27,002
Entegra Financial Corp.*	162	—	—	162	4,886	—	—	4,886
ESSA Bancorp, Inc.	305	—	—	305	5,170	—	—	5,170
Essent Group Ltd.	1,498	—	—	1,498	77,881	—	—	77,881
Federal Agricultural Mortgage Corp., Class C	186	—	—	186	15,531	—	—	15,531
First Defiance Financial Corp.	626	—	—	626	19,713	—	—	19,713
Flagstar Bancorp, Inc.	1,068	—	—	1,068	40,851	—	—	40,851
FS Bancorp, Inc.	119	—	—	119	7,591	—	—	7,591
Hingham Institution for Savings	19	—	—	19	3,994	—	—	3,994

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Home Bancorp, Inc.	229	—	—	229	8,974	—	—	8,974
HomeStreet, Inc.*	725	—	—	725	24,650	—	—	24,650
Kearny Financial Corp.	1,820	—	—	1,820	25,171	—	—	25,171
Luther Burbank Corp.	620	—	—	620	7,149	—	—	7,149
Merchants Bancorp	280	—	—	280	5,519	—	—	5,519
Meridian Bancorp, Inc.	1,319	—	—	1,319	26,499	—	—	26,499
Meta Financial Group, Inc.	449	—	—	449	16,393	—	—	16,393
MGIC Investment Corp.	10,939	—	—	10,939	155,006	—	—	155,006
MMA Capital Holdings, Inc.*	154	—	—	154	4,897	—	—	4,897
Mr Cooper Group, Inc.*	44,066	—	—	44,066	551,266	—	—	551,266
New York Community Bancorp, Inc.	14,315	—	—	14,315	172,066	—	—	172,066
Northfield Bancorp, Inc.	1,414	—	—	1,414	23,981	—	—	23,981
Northwest Bancshares, Inc.	3,151	—	—	3,151	52,401	—	—	52,401
OceanFirst Financial Corp.	1,605	—	—	1,605	40,992	—	—	40,992
Ocwen Financial Corp.*	3,896	—	—	3,896	5,338	—	—	5,338
OP Bancorp	384	—	—	384	3,982	—	—	3,982
PCSB Financial Corp.	435	—	—	435	8,809	—	—	8,809
PDL Community Bancorp*	263	—	—	263	3,866	—	—	3,866
PennyMac Financial Services, Inc.‡	302	—	—	302	10,280	—	—	10,280
Pioneer Bancorp, Inc.*	397	—	—	397	6,078	—	—	6,078
Provident Bancorp, Inc.*	214	—	—	214	2,664	—	—	2,664
Provident Financial Holdings, Inc.	204	—	—	204	4,468	—	—	4,468
Provident Financial Services, Inc.	1,958	—	—	1,958	48,265	—	—	48,265
Prudential Bancorp, Inc.	230	—	—	230	4,262	—	—	4,262
Radian Group, Inc.	6,343	—	—	6,343	159,590	—	—	159,590
Riverview Bancorp, Inc.	559	—	—	559	4,589	—	—	4,589
Southern Missouri Bancorp, Inc.	203	—	—	203	7,787	—	—	7,787
Sterling Bancorp, Inc.	576	—	—	576	4,666	—	—	4,666
Territorial Bancorp, Inc.	204	—	—	204	6,312	—	—	6,312
TFS Financial Corp.(x)	1,560	—	—	1,560	30,701	—	—	30,701
Timberland Bancorp, Inc.	195	—	—	195	5,799	—	—	5,799
TrustCo Bank Corp.	2,908	—	—	2,908	25,212	—	—	25,212
United Community Financial Corp.	1,332	—	—	1,332	15,531	—	—	15,531
Walker & Dunlop, Inc.	775	—	—	775	50,127	—	—	50,127
Washington Federal, Inc.	2,531	—	—	2,531	92,761	—	—	92,761

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Waterstone Financial, Inc.	683	—	—	683	12,997	—	—	12,997
Western New England Bancorp, Inc.	734	—	—	734	7,068	—	—	7,068
WSFS Financial Corp.	1,602	—	—	1,602	70,472	—	—	70,472

					2,373,773	2,929,598	—	5,303,371

Total Financials					41,437,164	73,695,441	—	115,132,605

Health Care (9.6%)
Biotechnology (0.3%)
Abeona Therapeutics, Inc.(x)*	1,102	—	—	1,102	3,604	—	—	3,604
Acceleron Pharma, Inc.*	230	—	—	230	12,195	—	—	12,195
Achillion Pharmaceuticals, Inc.*	4,418	—	—	4,418	26,641	—	—	26,641
Acorda Therapeutics, Inc.*	1,321	—	—	1,321	2,695	—	—	2,695
Adamas Pharmaceuticals, Inc.(x)*	780	—	—	780	2,956	—	—	2,956
Aeglea BioTherapeutics, Inc.*	775	—	—	775	5,921	—	—	5,921
Agios Pharmaceuticals, Inc.*	1,687	—	—	1,687	80,554	—	—	80,554
Akebia Therapeutics, Inc.*	3,803	—	—	3,803	24,035	—	—	24,035
Aldeyra Therapeutics, Inc.(x)*	269	—	—	269	1,563	—	—	1,563
Alkermes plc*	4,943	—	—	4,943	100,837	—	—	100,837
Alnylam Pharmaceuticals, Inc.*	552	—	—	552	63,574	—	—	63,574
AMAG Pharmaceuticals, Inc.(x)*	1,043	—	—	1,043	12,693	—	—	12,693
AnaptysBio, Inc.*	129	—	—	129	2,096	—	—	2,096
Anika Therapeutics, Inc.*	444	—	—	444	23,021	—	—	23,021
Aprea Therapeutics, Inc.*	80	—	—	80	3,671	—	—	3,671
Arcus Biosciences, Inc.*	1,035	—	—	1,035	10,454	—	—	10,454
Ardelyx, Inc.*	1,582	—	—	1,582	11,873	—	—	11,873
Arena Pharmaceuticals, Inc.*	311	—	—	311	14,126	—	—	14,126
ArQule, Inc.*	310	—	—	310	6,188	—	—	6,188
Assembly Biosciences, Inc.*	669	—	—	669	13,688	—	—	13,688
BioCryst Pharmaceuticals, Inc.*	613	—	—	613	2,115	—	—	2,115
Bluebird Bio, Inc.*	1,746	—	—	1,746	153,211	—	—	153,211
Bridgebio Pharma, Inc.(x)*	114	—	—	114	3,996	—	—	3,996
Calithera Biosciences, Inc.*	1,542	—	—	1,542	8,805	—	—	8,805
CareDx, Inc.*	67	—	—	67	1,445	—	—	1,445
Cellular Biomedicine Group, Inc.(x)*	122	—	—	122	1,981	—	—	1,981

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Chimerix, Inc.*	1,416	—	—	1,416	2,874	—	—	2,874
Coherus Biosciences, Inc.*	1,152	—	—	1,152	20,742	—	—	20,742
Concert Pharmaceuticals, Inc.*	593	—	—	593	5,470	—	—	5,470
Constellation Pharmaceuticals, Inc.*	57	—	—	57	2,685	—	—	2,685
Cytokinetics, Inc.(x)*	81	—	—	81	859	—	—	859
Dynavax Technologies Corp.(x)*	236	—	—	236	1,350	—	—	1,350
Enochian Biosciences, Inc.(x)*	475	—	—	475	2,384	—	—	2,384
Epizyme, Inc.*	605	—	—	605	14,883	—	—	14,883
Evelo Biosciences, Inc.(x)*	384	—	—	384	1,559	—	—	1,559
Exelixis, Inc.*	5,587	—	—	5,587	98,443	—	—	98,443
FibroGen, Inc.*	259	—	—	259	11,109	—	—	11,109
Five Prime Therapeutics, Inc.*	874	—	—	874	4,012	—	—	4,012
G1 Therapeutics, Inc.*	444	—	—	444	11,735	—	—	11,735
Geron Corp.(x)*	5,670	—	—	5,670	7,711	—	—	7,711
Gossamer Bio, Inc.*	675	—	—	675	10,550	—	—	10,550
Gritstone Oncology, Inc.(x)*	644	—	—	644	5,777	—	—	5,777
Harpoon Therapeutics, Inc.*	141	—	—	141	2,085	—	—	2,085
ImmunoGen, Inc.*	2,236	—	—	2,236	11,415	—	—	11,415
Immunomedics, Inc.*	580	—	—	580	12,273	—	—	12,273
Intellia Therapeutics, Inc.(x)*	357	—	—	357	5,237	—	—	5,237
Intrexon Corp.(x)*	1,718	—	—	1,718	9,415	—	—	9,415
Jounce Therapeutics, Inc.*	593	—	—	593	5,177	—	—	5,177
Karuna Therapeutics, Inc.(x)*	38	—	—	38	2,863	—	—	2,863
Kezar Life Sciences, Inc.*	507	—	—	507	2,033	—	—	2,033
Ligand Pharmaceuticals, Inc.*	463	—	—	463	48,286	—	—	48,286
Lineage Cell Therapeutics, Inc.(x)*	2,396	—	—	2,396	2,132	—	—	2,132
MacroGenics, Inc.*	816	—	—	816	8,878	—	—	8,878
Medicines Co. (The)(x)*	1,594	—	—	1,594	135,394	—	—	135,394
Mersana Therapeutics, Inc.*	1,224	—	—	1,224	7,014	—	—	7,014
Minerva Neurosciences, Inc.*	254	—	—	254	1,806	—	—	1,806
Moderna, Inc.(x)*	663	—	—	663	12,968	—	—	12,968
Molecular Templates, Inc.*	178	—	—	178	2,489	—	—	2,489
Myriad Genetics, Inc.*	1,962	—	—	1,962	53,425	—	—	53,425
Neon Therapeutics, Inc.(x)*	528	—	—	528	623	—	—	623

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Novavax, Inc.(x)*	419	—	—	419	1,668	—	—	1,668
OPKO Health, Inc.(x)*	12,495	—	—	12,495	18,368	—	—	18,368
PDL BioPharma, Inc.*	3,875	—	—	3,875	12,574	—	—	12,574
PolarityTE, Inc.(x)*	512	—	—	512	1,331	—	—	1,331
Principia Biopharma, Inc.*	52	—	—	52	2,849	—	—	2,849
Protagonist Therapeutics, Inc.*	203	—	—	203	1,431	—	—	1,431
Prothena Corp. plc*	1,226	—	—	1,226	19,408	—	—	19,408
Rigel Pharmaceuticals, Inc.*	574	—	—	574	1,228	—	—	1,228
Sangamo Therapeutics, Inc.*	1,097	—	—	1,097	9,182	—	—	9,182
Solid Biosciences, Inc.*	468	—	—	468	2,083	—	—	2,083
Spectrum Pharmaceuticals, Inc.*	276	—	—	276	1,005	—	—	1,005
Spero Therapeutics, Inc.*	282	—	—	282	2,711	—	—	2,711
SpringWorks Therapeutics, Inc.*	88	—	—	88	3,387	—	—	3,387
Stoke Therapeutics, Inc.*	13	—	—	13	368	—	—	368
Sutro Biopharma, Inc.*	311	—	—	311	3,421	—	—	3,421
Synlogic, Inc.*	528	—	—	528	1,362	—	—	1,362
Synthorx, Inc.*	39	—	—	39	2,726	—	—	2,726
TCR2 Therapeutics, Inc.(x)*	383	—	—	383	5,469	—	—	5,469
TG Therapeutics, Inc.(x)*	302	—	—	302	3,352	—	—	3,352
Turning Point Therapeutics, Inc.*	44	—	—	44	2,741	—	—	2,741
United Therapeutics Corp.*	1,370	—	—	1,370	120,670	—	—	120,670
UNITY Biotechnology, Inc.(x)*	282	—	—	282	2,033	—	—	2,033
Viking Therapeutics, Inc.(x)*	1,876	—	—	1,876	15,046	—	—	15,046

					1,354,007	—	—	1,354,007

Health Care Equipment & Supplies (3.7%)
AngioDynamics, Inc.*	1,167	—	—	1,167	18,684	—	—	18,684
Apyx Medical Corp.*	940	—	—	940	7,952	—	—	7,952
Avanos Medical, Inc.*	1,496	—	—	1,496	50,415	—	—	50,415
Boston Scientific Corp.*	21,349	—	—	21,349	965,402	—	—	965,402
Cantel Medical Corp.	510	—	—	510	36,159	—	—	36,159
Cerus Corp.*	322	—	—	322	1,359	—	—	1,359
ElectroCore, Inc.(x)*	646	—	—	646	1,027	—	—	1,027
Envista Holdings Corp.*	1,594	—	—	1,594	47,246	—	—	47,246
Hill-Rom Holdings, Inc.	1,024	—	—	1,024	116,255	—	—	116,255
Hologic, Inc.*	7,107	54,368	—	61,475	371,056	2,838,553	—	3,209,609
ICU Medical, Inc.*	424	—	—	424	79,339	—	—	79,339

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Integer Holdings Corp.*	267	—	—	267	21,475	—	—	21,475
Integra LifeSciences Holdings Corp.*	2,246	—	—	2,246	130,897	—	—	130,897
Invacare Corp.	1,035	—	—	1,035	9,336	—	—	9,336
LeMaitre Vascular, Inc.	88	—	—	88	3,164	—	—	3,164
LivaNova plc*	327	—	—	327	24,666	—	—	24,666
Meridian Bioscience, Inc.	1,249	—	—	1,249	12,203	—	—	12,203
OraSure Technologies, Inc.*	1,980	—	—	1,980	15,899	—	—	15,899
Orthofix Medical, Inc.*	114	—	—	114	5,264	—	—	5,264
Rockwell Medical, Inc.(x)*	256	—	—	256	625	—	—	625
RTI Surgical Holdings, Inc.*	1,553	—	—	1,553	4,255	—	—	4,255
SeaSpine Holdings Corp.*	436	—	—	436	5,236	—	—	5,236
Siemens Healthineers AG(m)	6,333	48,963	—	55,296	304,182	2,351,752	—	2,655,934
STERIS plc	2,495	—	—	2,495	380,288	—	—	380,288
TransEnterix, Inc.(x)*	155	—	—	155	228	—	—	228
Utah Medical Products, Inc.	10	—	—	10	1,079	—	—	1,079
Varex Imaging Corp.*	688	—	—	688	20,509	—	—	20,509
West Pharmaceutical Services, Inc.	565	—	—	565	84,936	—	—	84,936
Zimmer Biomet Holdings, Inc.	8,630	67,368	—	75,998	1,291,738	10,083,643	—	11,375,381

					4,010,874	15,273,948	—	19,284,822

Health Care Providers & Services (4.4%)
Acadia Healthcare Co., Inc.(x)*	2,753	—	—	2,753	91,455	—	—	91,455
American Renal Associates Holdings, Inc.*	366	—	—	366	3,795	—	—	3,795
Brookdale Senior Living, Inc.*	5,860	—	—	5,860	42,602	—	—	42,602
Cardinal Health, Inc.	10,768	83,753	—	94,521	544,645	4,236,227	—	4,780,872
Community Health Systems, Inc.*	3,025	—	—	3,025	8,772	—	—	8,772
Covetrus, Inc.(x)*	3,079	—	—	3,079	40,643	—	—	40,643
Cross Country Healthcare, Inc.*	1,005	—	—	1,005	11,678	—	—	11,678
Diplomat Pharmacy, Inc.*	1,860	—	—	1,860	7,440	—	—	7,440
Encompass Health Corp.	1,530	—	—	1,530	105,983	—	—	105,983
Enzo Biochem, Inc.*	1,465	—	—	1,465	3,853	—	—	3,853
Hanger, Inc.*	979	—	—	979	27,030	—	—	27,030
Henry Schein, Inc.*	5,768	45,395	—	51,163	384,841	3,028,754	—	3,413,595
Magellan Health, Inc.*	302	—	—	302	23,632	—	—	23,632
McKesson Corp.	3,593	27,642	—	31,235	496,984	3,823,442	—	4,320,426

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
MEDNAX, Inc.*	2,493	—	—	2,493	69,280	—	—	69,280
Molina Healthcare, Inc.*	437	—	—	437	59,297	—	—	59,297
National HealthCare Corp.	389	—	—	389	33,621	—	—	33,621
Option Care Health, Inc.*	3,370	—	—	3,370	12,570	—	—	12,570
Owens & Minor, Inc.	1,901	—	—	1,901	9,828	—	—	9,828
Patterson Cos., Inc.	2,644	—	—	2,644	54,149	—	—	54,149
Premier, Inc., Class A*	1,932	—	—	1,932	73,184	—	—	73,184
Progyny, Inc.*	195	—	—	195	5,353	—	—	5,353
Quest Diagnostics, Inc.	6,487	50,418	—	56,905	692,747	5,384,138	—	6,076,885
Surgery Partners, Inc.*	582	—	—	582	9,111	—	—	9,111
Tenet Healthcare Corp.*	217	—	—	217	8,253	—	—	8,253
Tivity Health, Inc.*	1,509	—	—	1,509	30,701	—	—	30,701
Triple-S Management Corp., Class B*	737	—	—	737	13,627	—	—	13,627
Universal Health Services, Inc., Class B	3,225	25,063	—	28,288	462,659	3,595,538	—	4,058,197

					3,327,733	20,068,099	—	23,395,832

Health Care Technology (0.8%)
Allscripts Healthcare Solutions, Inc.*	5,215	—	—	5,215	51,185	—	—	51,185
Cerner Corp.	6,760	51,776	—	58,536	496,117	3,799,840	—	4,295,957
Change Healthcare, Inc.(x)*	825	—	—	825	13,522	—	—	13,522
Computer Programs & Systems, Inc.	414	—	—	414	10,930	—	—	10,930
Evolent Health, Inc., Class A*	1,683	—	—	1,683	15,231	—	—	15,231
HealthStream, Inc.*	527	—	—	527	14,334	—	—	14,334
Livongo Health, Inc.(x)*	23	—	—	23	576	—	—	576

					601,895	3,799,840	—	4,401,735

Life Sciences Tools & Services (0.2%)
Adaptive Biotechnologies Corp.(x)*	194	—	—	194	5,804	—	—	5,804
Avantor, Inc.*	2,880	—	—	2,880	52,272	—	—	52,272
Bio-Rad Laboratories, Inc., Class A*	672	—	—	672	248,660	—	—	248,660
Luminex Corp.	1,341	—	—	1,341	31,058	—	—	31,058
NanoString Technologies, Inc.*	72	—	—	72	2,003	—	—	2,003
Pacific Biosciences of California, Inc.*	449	—	—	449	2,308	—	—	2,308
PerkinElmer, Inc.	2,710	—	—	2,710	263,141	—	—	263,141
QIAGEN NV*	6,991	—	—	6,991	236,296	—	—	236,296
Syneos Health, Inc.*	1,822	—	—	1,822	108,363	—	—	108,363

					949,905	—	—	949,905

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Pharmaceuticals (0.2%)
AcelRx Pharmaceuticals, Inc.(x)*	1,802	—	—	1,802	3,802	—	—	3,802
Aclaris Therapeutics, Inc.(x)*	1,063	—	—	1,063	2,009	—	—	2,009
Akorn, Inc.*	2,465	—	—	2,465	3,698	—	—	3,698
Assertio Therapeutics, Inc.*	2,149	—	—	2,149	2,686	—	—	2,686
Cara Therapeutics, Inc.(x)*	152	—	—	152	2,449	—	—	2,449
Catalent, Inc.*	4,544	—	—	4,544	255,827	—	—	255,827
cbdMD, Inc.(x)*	329	—	—	329	744	—	—	744
Endo International plc*	6,747	—	—	6,747	31,643	—	—	31,643
Horizon Therapeutics plc*	5,184	—	—	5,184	187,661	—	—	187,661
Intra-Cellular Therapies, Inc.(x)*	657	—	—	657	22,542	—	—	22,542
Jazz Pharmaceuticals plc*	199	—	—	199	29,707	—	—	29,707
Kala Pharmaceuticals, Inc.(x)*	409	—	—	409	1,509	—	—	1,509
Lannett Co., Inc.(x)*	1,042	—	—	1,042	9,191	—	—	9,191
Mallinckrodt plc(x)*	2,677	—	—	2,677	9,343	—	—	9,343
Menlo Therapeutics, Inc.*	345	—	—	345	1,601	—	—	1,601
Nektar Therapeutics*	4,499	—	—	4,499	97,111	—	—	97,111
Osmotica Pharmaceuticals plc(x)*	396	—	—	396	2,768	—	—	2,768
Perrigo Co. plc	3,961	—	—	3,961	204,625	—	—	204,625
Phibro Animal Health Corp., Class A	13	—	—	13	323	—	—	323
Prestige Consumer Healthcare, Inc.*	1,572	—	—	1,572	63,666	—	—	63,666
Reata Pharmaceuticals, Inc., Class A*	405	—	—	405	82,794	—	—	82,794
resTORbio, Inc.(x)*	464	—	—	464	691	—	—	691
Revance Therapeutics, Inc.*	264	—	—	264	4,285	—	—	4,285
Strongbridge Biopharma plc*	1,216	—	—	1,216	2,541	—	—	2,541
TherapeuticsMD, Inc.(x)*	832	—	—	832	2,013	—	—	2,013
Verrica Pharmaceuticals, Inc.*	270	—	—	270	4,290	—	—	4,290
WaVe Life Sciences Ltd.(x)*	162	—	—	162	1,298	—	—	1,298

					1,030,817	—	—	1,030,817

Total Health Care					11,275,231	39,141,887	—	50,417,118

Industrials (16.2%)
Aerospace & Defense (1.3%)
AAR Corp.	1,059	—	—	1,059	47,761	—	—	47,761
Aerojet Rocketdyne Holdings, Inc.*	681	—	—	681	31,094	—	—	31,094
BAE Systems plc	46,360	352,972	—	399,332	346,835	2,640,704	—	2,987,539

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
BWX Technologies, Inc.	770	—	—	770	47,802	—	—	47,802
Cubic Corp.	835	—	—	835	53,081	—	—	53,081
Curtiss-Wright Corp.	1,336	—	—	1,336	188,229	—	—	188,229
Ducommun, Inc.*	289	—	—	289	14,603	—	—	14,603
Hexcel Corp.	184	—	—	184	13,489	—	—	13,489
Huntington Ingalls Industries, Inc.	263	—	—	263	65,981	—	—	65,981
Maxar Technologies, Inc.(x)	1,855	—	—	1,855	29,068	—	—	29,068
Moog, Inc., Class A	138	—	—	138	11,776	—	—	11,776
National Presto Industries, Inc.	140	—	—	140	12,375	—	—	12,375
Park Aerospace Corp.	588	—	—	588	9,567	—	—	9,567
Spirit AeroSystems Holdings, Inc., Class A	324	—	—	324	23,613	—	—	23,613
Teledyne Technologies, Inc.*	1,130	—	—	1,130	391,590	—	—	391,590
Textron, Inc.	7,440	57,666	—	65,106	331,824	2,571,903	—	2,903,727
Triumph Group, Inc.	1,193	—	—	1,193	30,147	—	—	30,147
Vectrus, Inc.*	341	—	—	341	17,480	—	—	17,480
Wesco Aircraft Holdings, Inc.*	1,208	—	—	1,208	13,312	—	—	13,312

					1,679,627	5,212,607	—	6,892,234

Air Freight & Logistics (0.3%)
Atlas Air Worldwide Holdings, Inc.*	741	—	—	741	20,429	—	—	20,429
Echo Global Logistics, Inc.*	883	—	—	883	18,278	—	—	18,278
Hub Group, Inc., Class A*	23,467	—	—	23,467	1,203,623	—	—	1,203,623
XPO Logistics, Inc.*	1,215	—	—	1,215	96,836	—	—	96,836

					1,339,166	—	—	1,339,166

Airlines (1.6%)
Alaska Air Group, Inc.	13,775	—	—	13,775	933,256	—	—	933,256
Allegiant Travel Co.	5,394	—	—	5,394	938,772	—	—	938,772
Copa Holdings SA, Class A	994	—	—	994	107,431	—	—	107,431
Hawaiian Holdings, Inc.	1,426	—	—	1,426	41,768	—	—	41,768
JetBlue Airways Corp.*	8,271	—	—	8,271	154,833	—	—	154,833
Mesa Air Group, Inc.*	250	—	—	250	2,235	—	—	2,235
SkyWest, Inc.	1,527	—	—	1,527	98,690	—	—	98,690
Southwest Airlines Co.	12,483	97,293	—	109,776	673,832	5,251,876	—	5,925,708
Spirit Airlines, Inc.*	470	—	—	470	18,946	—	—	18,946

					2,969,763	5,251,876	—	8,221,639

Building Products (1.3%)
Allegion plc	718	—	—	718	89,420	—	—	89,420
AO Smith Corp.	3,557	—	—	3,557	169,455	—	—	169,455
Apogee Enterprises, Inc.	104	—	—	104	3,380	—	—	3,380

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Armstrong Flooring, Inc.*	697	—	—	697	2,976	—	—	2,976
Builders FirstSource, Inc.*	267	—	—	267	6,784	—	—	6,784
Caesarstone Ltd.	683	—	—	683	10,293	—	—	10,293
Continental Building Products, Inc.*	590	—	—	590	21,494	—	—	21,494
Cornerstone Building Brands, Inc.*	1,509	—	—	1,509	12,842	—	—	12,842
Fortune Brands Home & Security, Inc.	2,984	—	—	2,984	194,975	—	—	194,975
Gibraltar Industries, Inc.*	1,025	—	—	1,025	51,701	—	—	51,701
Griffon Corp.	1,145	—	—	1,145	23,278	—	—	23,278
Insteel Industries, Inc.	601	—	—	601	12,915	—	—	12,915
JELD-WEN Holding, Inc.*	245	—	—	245	5,735	—	—	5,735
Johnson Controls International plc	15,835	123,078	—	138,913	644,643	5,010,505	—	5,655,148
Lennox International, Inc.	92	—	—	92	22,445	—	—	22,445
Masonite International Corp.*	20	—	—	20	1,444	—	—	1,444
Owens Corning	3,385	—	—	3,385	220,431	—	—	220,431
Patrick Industries, Inc.	243	—	—	243	12,740	—	—	12,740
PGT Innovations, Inc.*	934	—	—	934	13,926	—	—	13,926
Quanex Building Products Corp.	1,060	—	—	1,060	18,105	—	—	18,105
Resideo Technologies, Inc.*	3,892	—	—	3,892	46,432	—	—	46,432
Universal Forest Products, Inc.	191	—	—	191	9,111	—	—	9,111

					1,594,525	5,010,505	—	6,605,030

Commercial Services & Supplies (0.9%)
ABM Industries, Inc.	2,103	—	—	2,103	79,304	—	—	79,304
ACCO Brands Corp.	3,014	—	—	3,014	28,211	—	—	28,211
ADT, Inc.(x)	3,457	—	—	3,457	27,414	—	—	27,414
Advanced Disposal Services, Inc.*	136	—	—	136	4,470	—	—	4,470
Brady Corp., Class A	279	—	—	279	15,975	—	—	15,975
BrightView Holdings, Inc.*	994	—	—	994	16,769	—	—	16,769
CECO Environmental Corp.*	948	—	—	948	7,262	—	—	7,262
Charah Solutions, Inc.*	339	—	—	339	827	—	—	827
Clean Harbors, Inc.*	1,630	—	—	1,630	139,772	—	—	139,772
Deluxe Corp.	1,203	—	—	1,203	60,054	—	—	60,054
Ennis, Inc.	821	—	—	821	17,775	—	—	17,775
Heritage-Crystal Clean, Inc.*	154	—	—	154	4,831	—	—	4,831
HNI Corp.	302	—	—	302	11,313	—	—	11,313
IAA, Inc.*	383	—	—	383	18,024	—	—	18,024
Interface, Inc.	143	—	—	143	2,372	—	—	2,372
KAR Auction Services, Inc.	363	—	—	363	7,910	—	—	7,910

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Kimball International, Inc., Class B	161	—	—	161	3,328	—	—	3,328
Knoll, Inc.	55	—	—	55	1,389	—	—	1,389
Matthews International Corp., Class A	981	—	—	981	37,445	—	—	37,445
McGrath RentCorp	248	—	—	248	18,982	—	—	18,982
Mobile Mini, Inc.	956	—	—	956	36,242	—	—	36,242
NL Industries, Inc.*	371	—	—	371	1,451	—	—	1,451
PICO Holdings, Inc.*	568	—	—	568	6,316	—	—	6,316
Pitney Bowes, Inc.	2,647	—	—	2,647	10,667	—	—	10,667
Quad/Graphics, Inc.	918	—	—	918	4,287	—	—	4,287
Republic Services, Inc.	4,201	32,609	—	36,810	376,536	2,922,745	—	3,299,281
RR Donnelley & Sons Co.	2,462	—	—	2,462	9,725	—	—	9,725
SP Plus Corp.*	730	—	—	730	30,974	—	—	30,974
Steelcase, Inc., Class A	2,097	—	—	2,097	42,905	—	—	42,905
Stericycle, Inc.*	12,878	—	—	12,878	821,745	—	—	821,745
Team, Inc.*	1,000	—	—	1,000	15,970	—	—	15,970
UniFirst Corp.	477	—	—	477	96,344	—	—	96,344
VSE Corp.	240	—	—	240	9,130	—	—	9,130

					1,965,719	2,922,745	—	4,888,464

Construction & Engineering (0.2%)
AECOM*	4,881	—	—	4,881	210,518	—	—	210,518
Aegion Corp.*	996	—	—	996	22,281	—	—	22,281
Ameresco, Inc., Class A*	628	—	—	628	10,990	—	—	10,990
Arcosa, Inc.	1,536	—	—	1,536	68,429	—	—	68,429
Argan, Inc.	80	—	—	80	3,211	—	—	3,211
Concrete Pumping Holdings, Inc.*	394	—	—	394	2,155	—	—	2,155
Construction Partners, Inc., Class A*	258	—	—	258	4,352	—	—	4,352
Dycom Industries, Inc.*	195	—	—	195	9,194	—	—	9,194
EMCOR Group, Inc.	435	—	—	435	37,540	—	—	37,540
Fluor Corp.	4,420	—	—	4,420	83,450	—	—	83,450
Granite Construction, Inc.	1,262	—	—	1,262	34,920	—	—	34,920
Great Lakes Dredge & Dock Corp.*	257	—	—	257	2,912	—	—	2,912
IES Holdings, Inc.*	161	—	—	161	4,131	—	—	4,131
Jacobs Engineering Group, Inc.	4,159	—	—	4,159	373,603	—	—	373,603
Northwest Pipe Co.*	288	—	—	288	9,593	—	—	9,593
Primoris Services Corp.	452	—	—	452	10,052	—	—	10,052
Quanta Services, Inc.	3,417	—	—	3,417	139,106	—	—	139,106
Sterling Construction Co., Inc.*	645	—	—	645	9,082	—	—	9,082
Tutor Perini Corp.*	1,182	—	—	1,182	15,201	—	—	15,201
Valmont Industries, Inc.	663	—	—	663	99,304	—	—	99,304
WillScot Corp.*	462	—	—	462	8,542	—	—	8,542

					1,158,566	—	—	1,158,566

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Electrical Equipment (5.0%)
Acuity Brands, Inc.	917	—	—	917	126,546	—	—	126,546
American Superconductor Corp.(x)*	487	—	—	487	3,823	—	—	3,823
AZZ, Inc.	571	—	—	571	26,237	—	—	26,237
Bloom Energy Corp., Class A(x)*	1,739	—	—	1,739	12,990	—	—	12,990
Eaton Corp. plc	3,608	27,896	—	31,504	341,750	2,642,309	—	2,984,059
Emerson Electric Co.	10,861	84,307	—	95,168	828,260	6,429,252	—	7,257,512
Encore Wire Corp.	645	—	—	645	37,023	—	—	37,023
EnerSys	473	—	—	473	35,394	—	—	35,394
GrafTech International Ltd.(x)	1,871	—	—	1,871	21,741	—	—	21,741
Hubbell, Inc.	5,730	38,500	—	44,230	847,009	5,691,070	—	6,538,079
nVent Electric plc	30,803	200,947	—	231,750	787,941	5,140,224	—	5,928,165
Powell Industries, Inc.	267	—	—	267	13,080	—	—	13,080
Preformed Line Products Co.	79	—	—	79	4,768	—	—	4,768
Regal Beloit Corp.	1,272	—	—	1,272	108,896	—	—	108,896
Schneider Electric SE	2,385	18,616	—	21,001	244,786	1,910,664	—	2,155,450
Sensata Technologies Holding plc*	18,837	—	—	18,837	1,014,749	—	—	1,014,749
Thermon Group Holdings, Inc.*	722	—	—	722	19,350	—	—	19,350

					4,474,343	21,813,519	—	26,287,862

Industrial Conglomerates (0.0%)
Carlisle Cos., Inc.	235	—	—	235	38,032	—	—	38,032
Machinery (3.1%)
Actuant Corp., Class A	913	—	—	913	23,765	—	—	23,765
AGCO Corp.	1,976	—	—	1,976	152,646	—	—	152,646
Alamo Group, Inc.	43	—	—	43	5,399	—	—	5,399
Altra Industrial Motion Corp.	2,033	—	—	2,033	73,615	—	—	73,615
Astec Industries, Inc.	715	—	—	715	30,030	—	—	30,030
Barnes Group, Inc.	1,288	—	—	1,288	79,804	—	—	79,804
Blue Bird Corp.*	228	—	—	228	5,226	—	—	5,226
Briggs & Stratton Corp.	1,282	—	—	1,282	8,538	—	—	8,538
CIRCOR International, Inc.*	615	—	—	615	28,438	—	—	28,438
Colfax Corp.*	26,838	—	—	26,838	976,366	—	—	976,366
Columbus McKinnon Corp.	253	—	—	253	10,128	—	—	10,128
Commercial Vehicle Group, Inc.*	990	—	—	990	6,286	—	—	6,286
Crane Co.	1,586	—	—	1,586	136,999	—	—	136,999
Cummins, Inc.	2,687	20,531	—	23,218	480,866	3,674,228	—	4,155,094
Eastern Co. (The)	125	—	—	125	3,816	—	—	3,816
EnPro Industries, Inc.	595	—	—	595	39,794	—	—	39,794
ESCO Technologies, Inc.	53	—	—	53	4,902	—	—	4,902
Federal Signal Corp.	108	—	—	108	3,483	—	—	3,483
Flowserve Corp.	3,217	—	—	3,217	160,110	—	—	160,110

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Franklin Electric Co., Inc.	70	—	—	70	4,012	—	—	4,012
Gardner Denver Holdings, Inc.*	4,147	—	—	4,147	152,112	—	—	152,112
Gates Industrial Corp. plc*	1,381	—	—	1,381	19,003	—	—	19,003
Gencor Industries, Inc.*	169	—	—	169	1,972	—	—	1,972
Gorman-Rupp Co. (The)	423	—	—	423	15,862	—	—	15,862
Graham Corp.	241	—	—	241	5,273	—	—	5,273
Greenbrier Cos., Inc. (The)	1,023	—	—	1,023	33,176	—	—	33,176
Hillenbrand, Inc.	1,009	—	—	1,009	33,610	—	—	33,610
Hurco Cos., Inc.	186	—	—	186	7,135	—	—	7,135
Hyster-Yale Materials Handling, Inc.	325	—	—	325	19,162	—	—	19,162
IDEX Corp.	1,187	—	—	1,187	204,164	—	—	204,164
IMI plc	27,207	211,193	—	238,400	424,893	3,298,208	—	3,723,101
ITT, Inc.	2,759	—	—	2,759	203,918	—	—	203,918
Kennametal, Inc.	2,593	—	—	2,593	95,656	—	—	95,656
LB Foster Co., Class A*	308	—	—	308	5,969	—	—	5,969
Lincoln Electric Holdings, Inc.	114	—	—	114	11,027	—	—	11,027
Lindsay Corp.	226	—	—	226	21,694	—	—	21,694
Luxfer Holdings plc	75	—	—	75	1,388	—	—	1,388
Lydall, Inc.*	492	—	—	492	10,096	—	—	10,096
Manitowoc Co., Inc. (The)*	1,105	—	—	1,105	19,337	—	—	19,337
Meritor, Inc.*	426	—	—	426	11,157	—	—	11,157
Miller Industries, Inc.	321	—	—	321	11,919	—	—	11,919
Mueller Industries, Inc.	795	—	—	795	25,241	—	—	25,241
Mueller Water Products, Inc., Class A	2,035	—	—	2,035	24,379	—	—	24,379
Navistar International Corp.*	1,557	—	—	1,557	45,060	—	—	45,060
NN, Inc.	1,328	—	—	1,328	12,284	—	—	12,284
Nordson Corp.	160	—	—	160	26,054	—	—	26,054
Oshkosh Corp.	2,130	—	—	2,130	201,604	—	—	201,604
PACCAR, Inc.	5,260	40,186	—	45,446	416,066	3,178,712	—	3,594,778
Parker-Hannifin Corp.	1,496	—	—	1,496	307,907	—	—	307,907
Park-Ohio Holdings Corp.	266	—	—	266	8,951	—	—	8,951
Pentair plc	5,252	—	—	5,252	240,909	—	—	240,909
REV Group, Inc.	721	—	—	721	8,818	—	—	8,818
Rexnord Corp.*	2,976	—	—	2,976	97,077	—	—	97,077
Snap-on, Inc.	1,712	—	—	1,712	290,013	—	—	290,013
Spartan Motors, Inc.	318	—	—	318	5,749	—	—	5,749
SPX Corp.*	265	—	—	265	13,483	—	—	13,483
SPX FLOW, Inc.*	10,901	—	—	10,901	532,732	—	—	532,732
Standex International Corp.	400	—	—	400	31,740	—	—	31,740
Terex Corp.	501	—	—	501	14,920	—	—	14,920
Timken Co. (The)	2,081	—	—	2,081	117,181	—	—	117,181

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Titan International, Inc.	1,365	—	—	1,365	4,941	—	—	4,941
TriMas Corp.*	1,442	—	—	1,442	45,293	—	—	45,293
Trinity Industries, Inc.	3,145	—	—	3,145	69,662	—	—	69,662
Twin Disc, Inc.*	328	—	—	328	3,615	—	—	3,615
Wabash National Corp.	1,743	—	—	1,743	25,605	—	—	25,605
WABCO Holdings, Inc.*	258	—	—	258	34,959	—	—	34,959
Watts Water Technologies, Inc., Class A	379	—	—	379	37,809	—	—	37,809
Woodward, Inc.	311	—	—	311	36,835	—	—	36,835

					6,221,633	10,151,148	—	16,372,781

Marine (0.3%)
Costamare, Inc.	1,389	—	—	1,389	13,237	—	—	13,237
Eagle Bulk Shipping, Inc.*	1,162	—	—	1,162	5,345	—	—	5,345
Genco Shipping & Trading Ltd.	529	—	—	529	5,618	—	—	5,618
Kirby Corp.*	16,402	—	—	16,402	1,468,471	—	—	1,468,471
Matson, Inc.	1,347	—	—	1,347	54,958	—	—	54,958
Safe Bulkers, Inc.*	1,827	—	—	1,827	3,106	—	—	3,106
Scorpio Bulkers, Inc.	1,467	—	—	1,467	9,345	—	—	9,345

					1,560,080	—	—	1,560,080

Professional Services (0.1%)
Acacia Research Corp.*	1,210	—	—	1,210	3,218	—	—	3,218
ASGN, Inc.*	206	—	—	206	14,620	—	—	14,620
BG Staffing, Inc.	201	—	—	201	4,400	—	—	4,400
CBIZ, Inc.*	1,633	—	—	1,633	44,026	—	—	44,026
CRA International, Inc.	191	—	—	191	10,404	—	—	10,404
FTI Consulting, Inc.*	1,054	—	—	1,054	116,636	—	—	116,636
GP Strategies Corp.*	405	—	—	405	5,358	—	—	5,358
Heidrick & Struggles International, Inc.	535	—	—	535	17,387	—	—	17,387
Huron Consulting Group, Inc.*	626	—	—	626	43,019	—	—	43,019
ICF International, Inc.	221	—	—	221	20,248	—	—	20,248
InnerWorkings, Inc.*	1,372	—	—	1,372	7,560	—	—	7,560
Kelly Services, Inc., Class A	1,041	—	—	1,041	23,506	—	—	23,506
ManpowerGroup, Inc.	1,856	—	—	1,856	180,217	—	—	180,217
Mistras Group, Inc.*	515	—	—	515	7,349	—	—	7,349
Resources Connection, Inc.	593	—	—	593	9,684	—	—	9,684
TrueBlue, Inc.*	1,248	—	—	1,248	30,027	—	—	30,027

					537,659	—	—	537,659

Road & Rail (0.8%)
AMERCO	280	—	—	280	105,230	—	—	105,230
ArcBest Corp.	786	—	—	786	21,694	—	—	21,694

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Covenant Transportation Group, Inc., Class A*	328	—	—	328	4,239	—	—	4,239
Daseke, Inc.*	1,403	—	—	1,403	4,433	—	—	4,433
Heartland Express, Inc.	21,708	155,398	—	177,106	456,953	3,271,128	—	3,728,081
Hertz Global Holdings, Inc.*	3,135	—	—	3,135	49,376	—	—	49,376
Knight-Swift Transportation Holdings, Inc.	3,837	—	—	3,837	137,518	—	—	137,518
Landstar System, Inc.	113	—	—	113	12,867	—	—	12,867
Marten Transport Ltd.	1,258	—	—	1,258	27,034	—	—	27,034
PAM Transportation Services, Inc.*	29	—	—	29	1,674	—	—	1,674
Ryder System, Inc.	1,650	—	—	1,650	89,612	—	—	89,612
Saia, Inc.*	335	—	—	335	31,195	—	—	31,195
Schneider National, Inc., Class B	1,774	—	—	1,774	38,709	—	—	38,709
US Xpress Enterprises, Inc., Class A*	750	—	—	750	3,773	—	—	3,773
Werner Enterprises, Inc.	1,436	—	—	1,436	52,256	—	—	52,256
YRC Worldwide, Inc.(x)*	982	—	—	982	2,504	—	—	2,504

					1,039,067	3,271,128	—	4,310,195

Trading Companies & Distributors (1.3%)
Air Lease Corp.	3,065	—	—	3,065	145,649	—	—	145,649
Aircastle Ltd.	21,555	—	—	21,555	689,976	—	—	689,976
Beacon Roofing Supply, Inc.*	1,736	—	—	1,736	55,517	—	—	55,517
BlueLinx Holdings, Inc.(x)*	286	—	—	286	4,075	—	—	4,075
BMC Stock Holdings, Inc.*	2,113	—	—	2,113	60,622	—	—	60,622
CAI International, Inc.*	549	—	—	549	15,910	—	—	15,910
DXP Enterprises, Inc.*	518	—	—	518	20,622	—	—	20,622
Foundation Building Materials, Inc.*	431	—	—	431	8,340	—	—	8,340
GATX Corp.	1,088	—	—	1,088	90,141	—	—	90,141
General Finance Corp.*	182	—	—	182	2,015	—	—	2,015
GMS, Inc.*	678	—	—	678	18,360	—	—	18,360
H&E Equipment Services, Inc.	236	—	—	236	7,889	—	—	7,889
HD Supply Holdings, Inc.*	5,207	—	—	5,207	209,425	—	—	209,425
Herc Holdings, Inc.*	707	—	—	707	34,601	—	—	34,601
Kaman Corp.	753	—	—	753	49,638	—	—	49,638
MRC Global, Inc.*	2,290	—	—	2,290	31,236	—	—	31,236
MSC Industrial Direct Co., Inc., Class A	7,118	44,529	—	51,647	558,549	3,494,191	—	4,052,740
NOW, Inc.*	3,433	—	—	3,433	38,587	—	—	38,587

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Rush Enterprises, Inc., Class A	875	—	—	875	40,687	—	—	40,687
Rush Enterprises, Inc., Class B	111	—	—	111	5,073	—	—	5,073
Systemax, Inc.	92	—	—	92	2,315	—	—	2,315
Textainer Group Holdings Ltd.*	1,560	—	—	1,560	16,708	—	—	16,708
Titan Machinery, Inc.*	598	—	—	598	8,838	—	—	8,838
Triton International Ltd.	1,730	—	—	1,730	69,546	—	—	69,546
Univar Solutions, Inc.*	5,297	—	—	5,297	128,399	—	—	128,399
Veritiv Corp.*	410	—	—	410	8,065	—	—	8,065
Watsco, Inc.	1,022	—	—	1,022	184,113	—	—	184,113
WESCO International, Inc.*	15,479	—	—	15,479	919,298	—	—	919,298
Willis Lease Finance Corp.*	74	—	—	74	4,359	—	—	4,359

					3,428,553	3,494,191	—	6,922,744

Transportation Infrastructure (0.0%)
Macquarie Infrastructure Corp.	2,329	—	—	2,329	99,774	—	—	99,774

Total Industrials					28,106,507	57,127,719	—	85,234,226

Information Technology (5.8%)
Communications Equipment (0.3%)
ADTRAN, Inc.	1,525	—	—	1,525	15,082	—	—	15,082
Applied Optoelectronics, Inc.(x)*	640	—	—	640	7,603	—	—	7,603
CalAmp Corp.*	1,069	—	—	1,069	10,241	—	—	10,241
Calix, Inc.*	726	—	—	726	5,808	—	—	5,808
Casa Systems, Inc.*	158	—	—	158	646	—	—	646
Ciena Corp.*	4,872	—	—	4,872	207,986	—	—	207,986
CommScope Holding Co., Inc.*	6,053	—	—	6,053	85,892	—	—	85,892
Comtech Telecommunications Corp.	743	—	—	743	26,369	—	—	26,369
DASAN Zhone Solutions, Inc.*	30	—	—	30	266	—	—	266
Digi International, Inc.*	825	—	—	825	14,619	—	—	14,619
EchoStar Corp., Class A*	1,567	—	—	1,567	67,867	—	—	67,867
Harmonic, Inc.*	2,731	—	—	2,731	21,302	—	—	21,302
Infinera Corp.*	5,458	—	—	5,458	43,337	—	—	43,337
Inseego Corp.(x)*	1,400	—	—	1,400	10,262	—	—	10,262
Juniper Networks, Inc.	20,725	—	—	20,725	510,457	—	—	510,457
KVH Industries, Inc.*	360	—	—	360	4,007	—	—	4,007
Lumentum Holdings, Inc.*	2,404	—	—	2,404	190,637	—	—	190,637
NETGEAR, Inc.*	887	—	—	887	21,740	—	—	21,740
NetScout Systems, Inc.*	2,232	—	—	2,232	53,724	—	—	53,724

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Ribbon Communications, Inc.*	1,848	—	—	1,848	5,729	—	—	5,729
TESSCO Technologies, Inc.	217	—	—	217	2,435	—	—	2,435
ViaSat, Inc.*	1,780	—	—	1,780	130,287	—	—	130,287

					1,436,296	—	—	1,436,296

Electronic Equipment, Instruments & Components (1.5%)
Anixter International, Inc.*	963	—	—	963	88,692	—	—	88,692
Arlo Technologies, Inc.*	2,380	—	—	2,380	10,020	—	—	10,020
Arrow Electronics, Inc.*	2,532	—	—	2,532	214,562	—	—	214,562
Avnet, Inc.	13,602	—	—	13,602	577,269	—	—	577,269
AVX Corp.	1,490	—	—	1,490	30,500	—	—	30,500
Bel Fuse, Inc., Class B	301	—	—	301	6,170	—	—	6,170
Belden, Inc.	1,228	—	—	1,228	67,540	—	—	67,540
Benchmark Electronics, Inc.	1,133	—	—	1,133	38,930	—	—	38,930
Coherent, Inc.*	754	—	—	754	125,428	—	—	125,428
CTS Corp.	1,036	—	—	1,036	31,090	—	—	31,090
Daktronics, Inc.	1,192	—	—	1,192	7,259	—	—	7,259
Dolby Laboratories, Inc., Class A	1,703	—	—	1,703	117,166	—	—	117,166
ePlus, Inc.*	56	—	—	56	4,720	—	—	4,720
Fabrinet*	95	—	—	95	6,160	—	—	6,160
FARO Technologies, Inc.*	31	—	—	31	1,561	—	—	1,561
Fitbit, Inc., Class A(x)*	5,425	—	—	5,425	35,642	—	—	35,642
FLIR Systems, Inc.	3,886	—	—	3,886	202,344	—	—	202,344
II-VI, Inc.*	998	—	—	998	33,603	—	—	33,603
Insight Enterprises, Inc.*	711	—	—	711	49,976	—	—	49,976
Jabil, Inc.	3,692	—	—	3,692	152,590	—	—	152,590
KEMET Corp.	1,797	—	—	1,797	48,609	—	—	48,609
Kimball Electronics, Inc.*	749	—	—	749	13,145	—	—	13,145
Knowles Corp.*	2,579	—	—	2,579	54,546	—	—	54,546
Littelfuse, Inc.	740	—	—	740	141,562	—	—	141,562
Methode Electronics, Inc.	1,164	—	—	1,164	45,803	—	—	45,803
MTS Systems Corp.	383	—	—	383	18,395	—	—	18,395
National Instruments Corp.	3,858	—	—	3,858	163,348	—	—	163,348
PC Connection, Inc.	347	—	—	347	17,232	—	—	17,232
Plexus Corp.*	772	—	—	772	59,398	—	—	59,398
Sanmina Corp.*	22,019	—	—	22,019	753,931	—	—	753,931
ScanSource, Inc.*	825	—	—	825	30,484	—	—	30,484
SYNNEX Corp.	1,306	—	—	1,306	168,213	—	—	168,213
TE Connectivity Ltd.	4,716	36,028	—	40,744	451,981	3,452,924	—	3,904,905
Tech Data Corp.*	1,111	—	—	1,111	159,540	—	—	159,540
Trimble, Inc.*	6,576	—	—	6,576	274,153	—	—	274,153

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
TTM Technologies, Inc.*	3,072	—	—	3,072	46,234	—	—	46,234
Vishay Intertechnology, Inc.	4,195	—	—	4,195	89,312	—	—	89,312
Vishay Precision Group, Inc.*	86	—	—	86	2,924	—	—	2,924

					4,340,032	3,452,924	—	7,792,956

IT Services (0.4%)
Alliance Data Systems Corp.	1,136	—	—	1,136	127,459	—	—	127,459
Amdocs Ltd.	4,264	—	—	4,264	307,818	—	—	307,818
Broadridge Financial Solutions, Inc.	1,586	—	—	1,586	195,934	—	—	195,934
CACI International, Inc., Class A*	775	—	—	775	193,742	—	—	193,742
Cardtronics plc, Class A*	201	—	—	201	8,975	—	—	8,975
Conduent, Inc.*	5,481	—	—	5,481	33,982	—	—	33,982
CoreLogic, Inc.*	2,345	—	—	2,345	102,500	—	—	102,500
Exela Technologies, Inc.(x)*	336	—	—	336	137	—	—	137
Hackett Group, Inc. (The)	78	—	—	78	1,259	—	—	1,259
Information Services Group, Inc.*	1,215	—	—	1,215	3,074	—	—	3,074
Jack Henry & Associates, Inc.	275	—	—	275	40,059	—	—	40,059
KBR, Inc.	4,463	—	—	4,463	136,122	—	—	136,122
Leidos Holdings, Inc.	4,212	—	—	4,212	412,313	—	—	412,313
Limelight Networks, Inc.*	2,263	—	—	2,263	9,233	—	—	9,233
LiveRamp Holdings, Inc.*	2,098	—	—	2,098	100,851	—	—	100,851
ManTech International Corp., Class A	848	—	—	848	67,738	—	—	67,738
Perspecta, Inc.	4,019	—	—	4,019	106,262	—	—	106,262
Sabre Corp.	7,146	—	—	7,146	160,356	—	—	160,356
StarTek, Inc.*	554	—	—	554	4,421	—	—	4,421
Sykes Enterprises, Inc.*	1,245	—	—	1,245	46,053	—	—	46,053
Unisys Corp.*	400	—	—	400	4,744	—	—	4,744

					2,063,032	—	—	2,063,032

Semiconductors & Semiconductor Equipment (2.9%)
Alpha & Omega Semiconductor Ltd.*	536	—	—	536	7,300	—	—	7,300
Ambarella, Inc.*	600	—	—	600	36,336	—	—	36,336
Amkor Technology, Inc.*	3,146	—	—	3,146	40,898	—	—	40,898
Applied Materials, Inc.	9,859	76,502	—	86,361	601,793	4,669,682	—	5,271,475
Axcelis Technologies, Inc.*	964	—	—	964	23,228	—	—	23,228

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
AXT, Inc.*	1,323	—	—	1,323	5,755	—	—	5,755
Brooks Automation, Inc.	299	—	—	299	12,546	—	—	12,546
CEVA, Inc.*	91	—	—	91	2,453	—	—	2,453
Cirrus Logic, Inc.*	1,837	—	—	1,837	151,387	—	—	151,387
Cohu, Inc.	1,288	—	—	1,288	29,431	—	—	29,431
Cree, Inc.*	3,129	—	—	3,129	144,403	—	—	144,403
Cypress Semiconductor Corp.	11,618	—	—	11,618	271,048	—	—	271,048
Diodes, Inc.*	986	—	—	986	55,581	—	—	55,581
DSP Group, Inc.*	468	—	—	468	7,366	—	—	7,366
First Solar, Inc.*	2,574	—	—	2,574	144,041	—	—	144,041
FormFactor, Inc.*	2,197	—	—	2,197	57,056	—	—	57,056
GSI Technology, Inc.*	507	—	—	507	3,595	—	—	3,595
Ichor Holdings Ltd.*	548	—	—	548	18,232	—	—	18,232
MACOM Technology Solutions Holdings, Inc.*	1,452	—	—	1,452	38,623	—	—	38,623
Maxim Integrated Products, Inc.	9,342	70,914	—	80,256	574,627	4,361,920	—	4,936,547
Microchip Technology, Inc.	3,682	27,597	—	31,279	385,579	2,889,958	—	3,275,537
MKS Instruments, Inc.	1,708	—	—	1,708	187,897	—	—	187,897
NeoPhotonics Corp.*	1,276	—	—	1,276	11,254	—	—	11,254
NVE Corp.	16	—	—	16	1,142	—	—	1,142
ON Semiconductor Corp.*	12,832	—	—	12,832	312,844	—	—	312,844
Onto Innovation, Inc.*	1,166	—	—	1,166	42,606	—	—	42,606
PDF Solutions, Inc.*	774	—	—	774	13,073	—	—	13,073
Photronics, Inc.*	2,048	—	—	2,048	32,277	—	—	32,277
Rambus, Inc.*	3,427	—	—	3,427	47,207	—	—	47,207
Semtech Corp.*	178	—	—	178	9,416	—	—	9,416
SMART Global Holdings, Inc.*	414	—	—	414	15,707	—	—	15,707
SunPower Corp.(x)*	1,979	—	—	1,979	15,436	—	—	15,436
Synaptics, Inc.*	1,040	—	—	1,040	68,401	—	—	68,401
Ultra Clean Holdings, Inc.*	1,196	—	—	1,196	28,070	—	—	28,070
Veeco Instruments, Inc.*	1,551	—	—	1,551	22,777	—	—	22,777
Xperi Corp.	1,255	—	—	1,255	23,218	—	—	23,218

					3,442,603	11,921,560	—	15,364,163

Software (0.1%)
2U, Inc.*	1,123	—	—	1,123	26,941	—	—	26,941
American Software, Inc., Class A	326	—	—	326	4,851	—	—	4,851
Avaya Holdings Corp.*	3,511	—	—	3,511	47,398	—	—	47,398
Cerence, Inc.*	1,149	—	—	1,149	26,002	—	—	26,002
Ceridian HCM Holding, Inc.*	560	—	—	560	38,013	—	—	38,013
Cloudera, Inc.(x)*	6,992	—	—	6,992	81,317	—	—	81,317
Digimarc Corp.(x)*	28	—	—	28	940	—	—	940
Dynatrace, Inc.*	379	—	—	379	9,589	—	—	9,589

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
GTY Technology Holdings, Inc.(x)*	1,400	—	—	1,400	8,246	—	—	8,246
LogMeIn, Inc.	1,515	—	—	1,515	129,896	—	—	129,896
Medallia, Inc.(x)*	107	—	—	107	3,329	—	—	3,329
Nuance Communications, Inc.*	9,048	—	—	9,048	161,326	—	—	161,326
OneSpan, Inc.*	318	—	—	318	5,444	—	—	5,444
QAD, Inc., Class A	179	—	—	179	9,116	—	—	9,116
SecureWorks Corp., Class A(x)*	156	—	—	156	2,599	—	—	2,599
SolarWinds Corp.*	1,032	—	—	1,032	19,143	—	—	19,143
Synchronoss Technologies, Inc.(x)*	1,224	—	—	1,224	5,814	—	—	5,814
Telenav, Inc.*	378	—	—	378	1,837	—	—	1,837
TiVo Corp.	3,912	—	—	3,912	33,174	—	—	33,174
Verint Systems, Inc.*	119	—	—	119	6,588	—	—	6,588

					621,563	—	—	621,563

Technology Hardware, Software & Peripherals (0.6%)
3D Systems Corp.(x)*	3,764	—	—	3,764	32,935	—	—	32,935
Diebold Nixdorf, Inc.*	1,186	—	—	1,186	12,524	—	—	12,524
HP, Inc.	16,317	124,067	—	140,384	335,314	2,549,577	—	2,884,891
Immersion Corp.*	1,012	—	—	1,012	7,519	—	—	7,519
Stratasys Ltd.(x)*	1,632	—	—	1,632	33,007	—	—	33,007
Xerox Holdings Corp.	5,635	—	—	5,635	207,763	—	—	207,763

					629,062	2,549,577	—	3,178,639

Total Information Technology					12,532,588	17,924,061	—	30,456,649

Materials (4.2%)
Chemicals (0.9%)
AdvanSix, Inc.*	911	—	—	911	18,184	—	—	18,184
Albemarle Corp.	3,308	—	—	3,308	241,616	—	—	241,616
American Vanguard Corp.	920	—	—	920	17,912	—	—	17,912
Amyris, Inc.(x)*	1,731	—	—	1,731	5,349	—	—	5,349
Ashland Global Holdings, Inc.	11,752	—	—	11,752	899,381	—	—	899,381
Axalta Coating Systems Ltd.*	37,430	—	—	37,430	1,137,872	—	—	1,137,872
Cabot Corp.	1,723	—	—	1,723	81,877	—	—	81,877
CF Industries Holdings, Inc.	6,183	—	—	6,183	295,176	—	—	295,176
Chemours Co. (The)	5,166	—	—	5,166	93,453	—	—	93,453
Element Solutions, Inc.*	4,205	—	—	4,205	49,114	—	—	49,114
Ferro Corp.*	496	—	—	496	7,356	—	—	7,356
Flotek Industries, Inc.*	1,736	—	—	1,736	3,472	—	—	3,472
FutureFuel Corp.	748	—	—	748	9,268	—	—	9,268
Hawkins, Inc.	297	—	—	297	13,606	—	—	13,606
HB Fuller Co.	403	—	—	403	20,783	—	—	20,783
Huntsman Corp.	6,768	—	—	6,768	163,515	—	—	163,515
Innophos Holdings, Inc.	613	—	—	613	19,604	—	—	19,604

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Innospec, Inc.	110	—	—	110	11,378	—	—	11,378
Intrepid Potash, Inc.*	2,861	—	—	2,861	7,753	—	—	7,753
Koppers Holdings, Inc.*	136	—	—	136	5,198	—	—	5,198
Kraton Corp.*	720	—	—	720	18,230	—	—	18,230
Kronos Worldwide, Inc.(x)	740	—	—	740	9,916	—	—	9,916
Livent Corp.*	4,649	—	—	4,649	39,749	—	—	39,749
LSB Industries, Inc.*	764	—	—	764	3,209	—	—	3,209
Minerals Technologies, Inc.	1,115	—	—	1,115	64,258	—	—	64,258
NewMarket Corp.	17	—	—	17	8,271	—	—	8,271
Olin Corp.	4,976	—	—	4,976	85,836	—	—	85,836
Orion Engineered Carbons SA	631	—	—	631	12,178	—	—	12,178
PolyOne Corp.	146	—	—	146	5,371	—	—	5,371
PQ Group Holdings, Inc.*	1,394	—	—	1,394	23,949	—	—	23,949
Rayonier Advanced Materials, Inc.	1,504	—	—	1,504	5,775	—	—	5,775
RPM International, Inc.	8,933	—	—	8,933	685,697	—	—	685,697
Sensient Technologies Corp.	630	—	—	630	41,637	—	—	41,637
Stepan Co.	578	—	—	578	59,210	—	—	59,210
Trecora Resources*	552	—	—	552	3,947	—	—	3,947
Tredegar Corp.	801	—	—	801	17,902	—	—	17,902
Trinseo SA	1,229	—	—	1,229	45,731	—	—	45,731
Tronox Holdings plc, Class A	1,608	—	—	1,608	18,363	—	—	18,363
Valhi, Inc.	768	—	—	768	1,436	—	—	1,436
Valvoline, Inc.	5,941	—	—	5,941	127,197	—	—	127,197
Westlake Chemical Corp.	1,118	—	—	1,118	78,428	—	—	78,428
WR Grace & Co.	6,581	—	—	6,581	459,683	—	—	459,683

					4,917,840	—	—	4,917,840

Construction Materials (0.0%)
Eagle Materials, Inc.	223	—	—	223	20,217	—	—	20,217
Summit Materials, Inc., Class A*	2,911	—	—	2,911	69,573	—	—	69,573
United States Lime & Minerals, Inc.	58	—	—	58	5,238	—	—	5,238

					95,028	—	—	95,028

Containers & Packaging (2.2%)
AptarGroup, Inc.	1,214	—	—	1,214	140,363	—	—	140,363
Ardagh Group SA	538	—	—	538	10,534	—	—	10,534
Avery Dennison Corp.	169	—	—	169	22,109	—	—	22,109
Berry Global Group, Inc.*	2,555	—	—	2,555	121,337	—	—	121,337
Crown Holdings, Inc.*	1,713	—	—	1,713	124,261	—	—	124,261
Graphic Packaging Holding Co.	22,790	104,271	—	127,061	379,453	1,736,112	—	2,115,565

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Greif, Inc., Class A	819	—	—	819	36,200	—	—	36,200
Greif, Inc., Class B	175	—	—	175	9,060	—	—	9,060
O-I Glass, Inc.	4,915	—	—	4,915	58,636	—	—	58,636
Packaging Corp. of America	6,134	24,563	—	30,697	686,947	2,750,810	—	3,437,757
Sealed Air Corp.	4,547	—	—	4,547	181,107	—	—	181,107
Silgan Holdings, Inc.	2,470	—	—	2,470	76,768	—	—	76,768
Sonoco Products Co.	8,156	39,719	—	47,875	503,388	2,451,457	—	2,954,845
UFP Technologies, Inc.*	181	—	—	181	8,979	—	—	8,979
Westrock Co.	5,717	44,504	—	50,221	245,316	1,909,667	—	2,154,983

					2,604,458	8,848,046	—	11,452,504

Metals & Mining (0.3%)
AK Steel Holding Corp.(x)*	5,774	—	—	5,774	18,996	—	—	18,996
Alcoa Corp.*	5,829	—	—	5,829	125,382	—	—	125,382
Allegheny Technologies, Inc.*	3,962	—	—	3,962	81,855	—	—	81,855
Carpenter Technology Corp.	1,489	—	—	1,489	74,122	—	—	74,122
Century Aluminum Co.*	1,500	—	—	1,500	11,272	—	—	11,272
Cleveland-Cliffs, Inc.(x)	7,115	—	—	7,115	59,766	—	—	59,766
Coeur Mining, Inc.*	7,460	—	—	7,460	60,277	—	—	60,277
Commercial Metals Co.	3,730	—	—	3,730	83,067	—	—	83,067
Gold Resource Corp.	1,893	—	—	1,893	10,487	—	—	10,487
Haynes International, Inc.	404	—	—	404	14,455	—	—	14,455
Hecla Mining Co.	15,575	—	—	15,575	52,799	—	—	52,799
Kaiser Aluminum Corp.	246	—	—	246	27,279	—	—	27,279
Materion Corp.	379	—	—	379	22,532	—	—	22,532
Novagold Resources, Inc.*	2,188	—	—	2,188	19,604	—	—	19,604
Olympic Steel, Inc.	254	—	—	254	4,552	—	—	4,552
Ramaco Resources, Inc.(x)*	43	—	—	43	154	—	—	154
Reliance Steel & Aluminum Co.	2,047	—	—	2,047	245,149	—	—	245,149
Royal Gold, Inc.	1,394	—	—	1,394	170,417	—	—	170,417
Schnitzer Steel Industries, Inc., Class A	822	—	—	822	17,821	—	—	17,821
Steel Dynamics, Inc.	6,464	—	—	6,464	220,035	—	—	220,035
SunCoke Energy, Inc.	2,350	—	—	2,350	14,640	—	—	14,640
Synalloy Corp.*	273	—	—	273	3,524	—	—	3,524
TimkenSteel Corp.*	1,168	—	—	1,168	9,180	—	—	9,180
United States Steel Corp.(x)	5,441	—	—	5,441	62,082	—	—	62,082
Warrior Met Coal, Inc.	1,621	—	—	1,621	34,252	—	—	34,252
Worthington Industries, Inc.	903	—	—	903	38,089	—	—	38,089

					1,481,788	—	—	1,481,788

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Paper & Forest Products (0.8%)
Boise Cascade Co.	949	—	—	949	34,667	—	—	34,667
Clearwater Paper Corp.*	461	—	—	461	9,847	—	—	9,847
Domtar Corp.	1,769	—	—	1,769	67,647	—	—	67,647
Louisiana-Pacific Corp.	3,182	—	—	3,182	94,410	—	—	94,410
Mondi plc	19,179	148,967	—	168,146	450,295	3,497,527	—	3,947,822
Neenah, Inc.	78	—	—	78	5,493	—	—	5,493
PH Glatfelter Co.	1,394	—	—	1,394	25,510	—	—	25,510
Schweitzer-Mauduit International, Inc.	984	—	—	984	41,318	—	—	41,318
Verso Corp., Class A*	1,037	—	—	1,037	18,697	—	—	18,697

					747,884	3,497,527	—	4,245,411

Total Materials					9,846,998	12,345,573	—	22,192,571

Real Estate (7.5%)
Equity Real Estate Investment Trusts (REITs) (7.3%)
Acadia Realty Trust (REIT)	2,616	—	—	2,616	67,833	—	—	67,833
Agree Realty Corp. (REIT)	1,308	—	—	1,308	91,782	—	—	91,782
Alexander & Baldwin, Inc. (REIT)	2,175	—	—	2,175	45,588	—	—	45,588
American Campus Communities, Inc. (REIT)	26,685	—	—	26,685	1,254,996	—	—	1,254,996
American Finance Trust, Inc. (REIT)	3,180	—	—	3,180	42,167	—	—	42,167
American Homes 4 Rent, Class A (REIT)	4,639	—	—	4,639	121,588	—	—	121,588
Apartment Investment & Management Co., Class A (REIT)	4,694	—	—	4,694	242,445	—	—	242,445
Apple Hospitality REIT, Inc. (REIT)	6,659	—	—	6,659	108,209	—	—	108,209
Armada Hoffler Properties, Inc. (REIT)	1,217	—	—	1,217	22,332	—	—	22,332
Ashford Hospitality Trust, Inc. (REIT)	2,632	—	—	2,632	7,343	—	—	7,343
Braemar Hotels & Resorts, Inc. (REIT)	889	—	—	889	7,939	—	—	7,939
Brandywine Realty Trust (REIT)	5,532	—	—	5,532	87,129	—	—	87,129
Brixmor Property Group, Inc. (REIT)	9,276	—	—	9,276	200,454	—	—	200,454
BRT Apartments Corp. (REIT)	290	—	—	290	4,921	—	—	4,921
Camden Property Trust (REIT)	2,933	—	—	2,933	311,191	—	—	311,191
CareTrust REIT, Inc. (REIT)	779	—	—	779	16,071	—	—	16,071
CatchMark Timber Trust, Inc., Class A (REIT)	1,582	—	—	1,582	18,146	—	—	18,146

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
CBL & Associates Properties, Inc. (REIT) (x)	5,647	—	—	5,647	5,929	—	—	5,929
Cedar Realty Trust, Inc. (REIT)	2,524	—	—	2,524	7,446	—	—	7,446
Chatham Lodging Trust (REIT)	1,464	—	—	1,464	26,850	—	—	26,850
CIM Commercial Trust Corp. (REIT)	46	—	—	46	667	—	—	667
City Office REIT, Inc. (REIT)	1,586	—	—	1,586	21,443	—	—	21,443
Colony Capital, Inc. (REIT)	14,347	—	—	14,347	68,148	—	—	68,148
Columbia Property Trust, Inc. (REIT)	3,696	—	—	3,696	77,283	—	—	77,283
Community Healthcare Trust, Inc. (REIT)	237	—	—	237	10,158	—	—	10,158
CoreCivic, Inc. (REIT)	3,763	—	—	3,763	65,401	—	—	65,401
CorEnergy Infrastructure Trust, Inc. (REIT)(x)	384	—	—	384	17,169	—	—	17,169
CorePoint Lodging, Inc. (REIT)	1,268	—	—	1,268	13,542	—	—	13,542
CoreSite Realty Corp. (REIT)	253	—	—	253	28,366	—	—	28,366
Corporate Office Properties Trust (REIT)	3,552	—	—	3,552	104,358	—	—	104,358
Cousins Properties, Inc. (REIT)	4,585	—	—	4,585	188,902	—	—	188,902
CubeSmart LP (REIT)	38,354	—	—	38,354	1,207,384	—	—	1,207,384
CyrusOne, Inc. (REIT)	3,524	—	—	3,524	230,575	—	—	230,575
DiamondRock Hospitality Co. (REIT)	6,370	—	—	6,370	70,580	—	—	70,580
Douglas Emmett, Inc. (REIT)	5,212	—	—	5,212	228,807	—	—	228,807
Duke Realty Corp. (REIT)	11,553	—	—	11,553	400,543	—	—	400,543
Easterly Government Properties, Inc. (REIT)	1,802	—	—	1,802	42,761	—	—	42,761
Empire State Realty Trust, Inc., Class A (REIT)	25,936	165,748	—	191,684	362,067	2,313,842	—	2,675,909
EPR Properties (REIT)	2,447	—	—	2,447	172,856	—	—	172,856
Equity Commonwealth (REIT)	3,750	—	—	3,750	123,112	—	—	123,112
Essential Properties Realty Trust, Inc. (REIT)	2,220	—	—	2,220	55,078	—	—	55,078
Farmland Partners, Inc. (REIT)(x)	838	—	—	838	5,682	—	—	5,682
First Industrial Realty Trust, Inc. (REIT)	3,138	—	—	3,138	130,258	—	—	130,258
Franklin Street Properties Corp. (REIT)	3,319	—	—	3,319	28,411	—	—	28,411

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Front Yard Residential Corp. (REIT)	1,592	—	—	1,592	19,645	—	—	19,645
Gaming and Leisure Properties, Inc. (REIT)	6,382	—	—	6,382	274,745	—	—	274,745
Getty Realty Corp. (REIT)	1,071	—	—	1,071	35,204	—	—	35,204
Gladstone Commercial Corp. (REIT)	684	—	—	684	14,952	—	—	14,952
Gladstone Land Corp. (REIT)(x)	678	—	—	678	8,794	—	—	8,794
Global Medical REIT, Inc. (REIT)	1,006	—	—	1,006	13,309	—	—	13,309
Global Net Lease, Inc. (REIT)	2,774	—	—	2,774	56,257	—	—	56,257
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	1,824	—	—	1,824	58,696	—	—	58,696
Healthcare Realty Trust, Inc. (REIT)	4,159	—	—	4,159	138,786	—	—	138,786
Healthcare Trust of America, Inc., Class A (REIT)	6,464	—	—	6,464	195,730	—	—	195,730
Hersha Hospitality Trust (REIT)	1,122	—	—	1,122	16,325	—	—	16,325
Highwoods Properties, Inc. (REIT)	3,233	—	—	3,233	158,126	—	—	158,126
Hudson Pacific Properties, Inc. (REIT)	4,803	—	—	4,803	180,833	—	—	180,833
Independence Realty Trust, Inc. (REIT)	2,901	—	—	2,901	40,846	—	—	40,846
Industrial Logistics Properties Trust (REIT)	2,057	—	—	2,057	46,118	—	—	46,118
Investors Real Estate Trust (REIT)	377	—	—	377	27,332	—	—	27,332
Iron Mountain, Inc. (REIT)	7,965	—	—	7,965	253,845	—	—	253,845
iStar, Inc. (REIT)(x)	40,251	—	—	40,251	584,042	—	—	584,042
JBG SMITH Properties (REIT)	3,857	—	—	3,857	153,856	—	—	153,856
Jernigan Capital, Inc. (REIT)(x)	614	—	—	614	11,752	—	—	11,752
Kilroy Realty Corp. (REIT)	3,266	—	—	3,266	274,017	—	—	274,017
Kimco Realty Corp. (REIT)	12,681	—	—	12,681	262,624	—	—	262,624
Kite Realty Group Trust (REIT)	2,632	—	—	2,632	51,403	—	—	51,403
Lexington Realty Trust (REIT)	7,496	—	—	7,496	79,608	—	—	79,608
Liberty Property Trust (REIT)	4,891	—	—	4,891	293,705	—	—	293,705
Life Storage, Inc. (REIT)	1,470	—	—	1,470	159,172	—	—	159,172

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
LTC Properties, Inc. (REIT)	638	—	—	638	28,563	—	—	28,563
Macerich Co. (REIT) (The)(x)	4,360	—	—	4,360	117,371	—	—	117,371
Mack-Cali Realty Corp. (REIT)	2,732	—	—	2,732	63,191	—	—	63,191
Medical Properties Trust, Inc. (REIT)	16,162	—	—	16,162	341,180	—	—	341,180
MGM Growth Properties LLC, Class A (REIT)	15,853	121,964	—	137,817	490,967	3,777,225	—	4,268,192
Mid-America Apartment Communities, Inc. (REIT)	4,297	—	—	4,297	566,602	—	—	566,602
Monmouth Real Estate Investment Corp. (REIT)	2,457	—	—	2,457	35,577	—	—	35,577
National Health Investors, Inc. (REIT)	750	—	—	750	61,110	—	—	61,110
National Retail Properties, Inc. (REIT)	5,383	—	—	5,383	288,636	—	—	288,636
New Senior Investment Group, Inc. (REIT)	1,514	—	—	1,514	11,582	—	—	11,582
Office Properties Income Trust (REIT)	1,515	—	—	1,515	48,692	—	—	48,692
Omega Healthcare Investors, Inc. (REIT)	6,855	—	—	6,855	290,309	—	—	290,309
One Liberty Properties, Inc. (REIT)	496	—	—	496	13,486	—	—	13,486
Outfront Media, Inc. (REIT)	3,764	—	—	3,764	100,950	—	—	100,950
Paramount Group, Inc. (REIT)	6,141	—	—	6,141	85,483	—	—	85,483
Park Hotels & Resorts, Inc. (REIT)	7,434	—	—	7,434	192,318	—	—	192,318
Pebblebrook Hotel Trust (REIT)	4,102	—	—	4,102	109,975	—	—	109,975
Pennsylvania REIT (REIT)(x)	963	—	—	963	5,133	—	—	5,133
Physicians Realty Trust (REIT)	5,859	—	—	5,859	110,969	—	—	110,969
Piedmont Office Realty Trust, Inc., Class A (REIT)	21,852	134,873	—	156,725	485,988	2,999,576	—	3,485,564
PotlatchDeltic Corp. (REIT)	2,090	—	—	2,090	90,434	—	—	90,434
Preferred Apartment Communities, Inc., Class A (REIT)	1,479	—	—	1,479	19,700	—	—	19,700
Rayonier, Inc. (REIT)	4,098	—	—	4,098	134,250	—	—	134,250
Regency Centers Corp. (REIT)	5,227	—	—	5,227	329,771	—	—	329,771
Retail Opportunity Investments Corp. (REIT)	3,563	—	—	3,563	62,923	—	—	62,923

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Retail Properties of America, Inc., Class A (REIT)	6,763	—	—	6,763	90,624	—	—	90,624
Retail Value, Inc. (REIT)	481	—	—	481	17,701	—	—	17,701
Rexford Industrial Realty, Inc. (REIT)	3,505	—	—	3,505	160,073	—	—	160,073
RLJ Lodging Trust (REIT)	5,267	—	—	5,267	93,331	—	—	93,331
RPT Realty (REIT)	2,488	—	—	2,488	37,420	—	—	37,420
Sabra Health Care REIT, Inc. (REIT)	6,056	—	—	6,056	129,235	—	—	129,235
Safehold, Inc. (REIT)(x)	330	—	—	330	13,299	—	—	13,299
Saul Centers, Inc. (REIT)	37	—	—	37	1,953	—	—	1,953
Senior Housing Properties Trust (REIT)	7,446	—	—	7,446	62,844	—	—	62,844
Seritage Growth Properties, Class A (REIT)(x)	940	—	—	940	37,675	—	—	37,675
Service Properties Trust (REIT)	5,087	—	—	5,087	123,767	—	—	123,767
SITE Centers Corp. (REIT)	4,643	—	—	4,643	65,095	—	—	65,095
SL Green Realty Corp. (REIT)	2,512	—	—	2,512	230,803	—	—	230,803
Spirit Realty Capital, Inc. (REIT)	3,120	—	—	3,120	153,442	—	—	153,442
STAG Industrial, Inc. (REIT)	4,189	—	—	4,189	132,247	—	—	132,247
STORE Capital Corp. (REIT)	6,741	—	—	6,741	251,035	—	—	251,035
Summit Hotel Properties, Inc. (REIT)	3,290	—	—	3,290	40,599	—	—	40,599
Sun Communities, Inc. (REIT)	2,167	—	—	2,167	325,267	—	—	325,267
Sunstone Hotel Investors, Inc. (REIT)	6,845	—	—	6,845	95,282	—	—	95,282
Taubman Centers, Inc. (REIT)	1,855	—	—	1,855	57,672	—	—	57,672
Terreno Realty Corp. (REIT)	1,864	—	—	1,864	100,917	—	—	100,917
UMH Properties, Inc. (REIT)	86	—	—	86	1,353	—	—	1,353
Universal Health Realty Income Trust (REIT)	36	—	—	36	4,225	—	—	4,225
Urban Edge Properties (REIT)	3,680	—	—	3,680	70,582	—	—	70,582
Urstadt Biddle Properties, Inc., Class A (REIT)	949	—	—	949	23,573	—	—	23,573
VEREIT, Inc. (REIT)	33,677	—	—	33,677	311,175	—	—	311,175
VICI Properties, Inc. (REIT)(x)	14,582	—	—	14,582	372,570	—	—	372,570
Washington Prime Group, Inc. (REIT)(x)	5,990	—	—	5,990	21,804	—	—	21,804
Washington REIT (REIT)	2,562	—	—	2,562	74,759	—	—	74,759

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Weingarten Realty Investors (REIT)	3,837	—	—	3,837	119,868	—	—	119,868
Welltower, Inc. (REIT)	6,926	54,067	—	60,993	566,408	4,421,599	—	4,988,007
Weyerhaeuser Co. (REIT)	27,814	212,077	—	239,891	839,983	6,404,725	—	7,244,708
Whitestone REIT (REIT)(x)	1,225	—	—	1,225	16,685	—	—	16,685
Xenia Hotels & Resorts, Inc. (REIT)(x)	3,582	—	—	3,582	77,407	—	—	77,407

					18,559,465	19,916,967	—	38,476,432

Real Estate Management & Development (0.2%)
Altisource Portfolio Solutions SA(x)*	197	—	—	197	3,808	—	—	3,808
American Realty Investors, Inc.*	110	—	—	110	1,884	—	—	1,884
Consolidated-Tomoka Land Co.	164	—	—	164	9,893	—	—	9,893
Cushman & Wakefield plc*	184	—	—	184	3,761	—	—	3,761
Forestar Group, Inc.*	406	—	—	406	8,465	—	—	8,465
FRP Holdings, Inc.*	230	—	—	230	11,456	—	—	11,456
Howard Hughes Corp. (The)*	864	—	—	864	109,555	—	—	109,555
Jones Lang LaSalle, Inc.	3,837	—	—	3,837	667,983	—	—	667,983
Kennedy-Wilson Holdings, Inc.	1,913	—	—	1,913	42,660	—	—	42,660
Marcus & Millichap, Inc.*	97	—	—	97	3,613	—	—	3,613
Newmark Group, Inc., Class A	516	—	—	516	6,943	—	—	6,943
Rafael Holdings, Inc., Class B*	340	—	—	340	6,066	—	—	6,066
RE/MAX Holdings, Inc., Class A	575	—	—	575	22,132	—	—	22,132
Realogy Holdings Corp.(x)	3,617	—	—	3,617	35,013	—	—	35,013
St Joe Co. (The)*	1,089	—	—	1,089	21,595	—	—	21,595
Stratus Properties, Inc.*	146	—	—	146	4,523	—	—	4,523
Tejon Ranch Co.*	628	—	—	628	10,035	—	—	10,035
Transcontinental Realty Investors, Inc.(x)*	51	—	—	51	2,034	—	—	2,034

					971,419	—	—	971,419

Total Real Estate					19,530,884	19,916,967	—	39,447,851

Utilities (8.6%)
Electric Utilities (4.3%)
ALLETE, Inc.	1,626	—	—	1,626	131,982	—	—	131,982
Alliant Energy Corp.	7,594	—	—	7,594	415,544	—	—	415,544
Edison International	8,425	64,281	—	72,706	635,329	4,847,430	—	5,482,759
El Paso Electric Co.	1,064	—	—	1,064	72,235	—	—	72,235
Eversource Energy	3,944	29,896	—	33,840	335,516	2,543,253	—	2,878,769

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Genie Energy Ltd., Class B	290	—	—	290	2,242	—	—	2,242
Hawaiian Electric Industries, Inc.	3,383	—	—	3,383	158,527	—	—	158,527
IDACORP, Inc.	1,587	—	—	1,587	169,492	—	—	169,492
MGE Energy, Inc.	705	—	—	705	55,568	—	—	55,568
OGE Energy Corp.	6,310	—	—	6,310	280,606	—	—	280,606
Otter Tail Corp.	655	—	—	655	33,595	—	—	33,595
Pinnacle West Capital Corp.	9,999	49,343	—	59,342	899,210	4,437,416	—	5,336,626
PNM Resources, Inc.	2,507	—	—	2,507	127,130	—	—	127,130
Portland General Electric Co.	2,826	—	—	2,826	157,663	—	—	157,663
Xcel Energy, Inc.	13,819	105,027	—	118,846	877,368	6,668,164	—	7,545,532

					4,352,007	18,496,263	—	22,848,270

Gas Utilities (2.0%)
Atmos Energy Corp.	7,264	27,170	—	34,434	812,551	3,039,236	—	3,851,787
National Fuel Gas Co.	2,592	—	—	2,592	120,632	—	—	120,632
New Jersey Resources Corp.	2,594	—	—	2,594	115,614	—	—	115,614
Northwest Natural Holding Co.	803	—	—	803	59,205	—	—	59,205
ONE Gas, Inc.	1,641	—	—	1,641	153,548	—	—	153,548
RGC Resources, Inc.	220	—	—	220	6,288	—	—	6,288
South Jersey Industries, Inc.	19,998	—	—	19,998	659,534	—	—	659,534
Southwest Gas Holdings, Inc.	1,514	—	—	1,514	115,019	—	—	115,019
Spire, Inc.	7,032	42,498	—	49,530	585,836	3,540,509	—	4,126,345
UGI Corp.	30,143	—	—	30,143	1,361,258	—	—	1,361,258

					3,989,485	6,579,745	—	10,569,230

Independent Power and Renewable Electricity Producers (0.2%)
Atlantic Power Corp.*	1,432	—	—	1,432	3,337	—	—	3,337
Clearway Energy, Inc., Class A	1,121	—	—	1,121	21,434	—	—	21,434
Clearway Energy, Inc., Class C	2,334	—	—	2,334	46,563	—	—	46,563
NRG Energy, Inc.	7,959	—	—	7,959	316,370	—	—	316,370
Ormat Technologies, Inc.	809	—	—	809	60,287	—	—	60,287
Pattern Energy Group, Inc., Class A	2,729	—	—	2,729	73,014	—	—	73,014
Sunnova Energy International, Inc.*	343	—	—	343	3,828	—	—	3,828
TerraForm Power, Inc., Class A	693	—	—	693	10,665	—	—	10,665
Vistra Energy Corp.	13,385	—	—	13,385	307,721	—	—	307,721

					843,219	—	—	843,219

Multi-Utilities (2.0%)
Ameren Corp.	5,626	42,604	—	48,230	432,077	3,271,987	—	3,704,064
Avista Corp.	2,071	—	—	2,071	99,594	—	—	99,594
Black Hills Corp.	1,926	—	—	1,926	151,268	—	—	151,268

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
MDU Resources Group, Inc.	6,315	—	—	6,315	187,619	—	—	187,619
NorthWestern Corp.	8,220	50,110	—	58,330	589,128	3,591,384	—	4,180,512
Unitil Corp.	470	—	—	470	29,055	—	—	29,055
WEC Energy Group, Inc.	2,831	21,513	—	24,344	261,103	1,984,144	—	2,245,247

					1,749,844	8,847,515	—	10,597,359

Water Utilities (0.1%)
Aqua America, Inc.	6,789	—	—	6,789	318,676	—	—	318,676
AquaVenture Holdings Ltd.*	327	—	—	327	8,868	—	—	8,868
Artesian Resources Corp., Class A	222	—	—	222	8,260	—	—	8,260
Cadiz, Inc.(x)*	441	—	—	441	4,860	—	—	4,860
California Water Service Group	94	—	—	94	4,847	—	—	4,847
Consolidated Water Co. Ltd.	382	—	—	382	6,226	—	—	6,226
Middlesex Water Co.	67	—	—	67	4,259	—	—	4,259
SJW Group	296	—	—	296	21,034	—	—	21,034
York Water Co. (The)	52	—	—	52	2,398	—	—	2,398

					379,428	—	—	379,428

Total Utilities					11,313,983	33,923,523	—	45,237,506

Total Common Stocks (95.0%) (Cost $433,648,726)					173,532,283	327,522,265	—	501,054,548

EXCHANGE TRADED FUND:
iShares Russell Mid-Cap Value ETF(x)	14,559	113,653	—	128,212	1,379,756	10,770,895	—	12,150,651

Total Exchange-Traded Funds (2.3%) (Cost $11,111,409)					1,379,756	10,770,895	—	12,150,651

RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Corium International, Inc., CVR(r)(x)*	138	—	—	138	19	—	—	19

Total Rights (0.0%) (Cost $—)
SHORT-TERM INVESTMENTS:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, IM Shares	558,441	58,950	—	617,391	558,608	58,967	—	617,575

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Repurchase Agreements (1.4%)
Cantor Fitzgerald & Co.,1.58%, dated 12/31/19, due 1/2/20, repurchase price $2,000,176, collateralized by various U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-8/20/69; total U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-12/20/66; total market value $2,040,000. (xx)	—	2,000,000	—	2,000,000	—	2,000,000	—	2,000,000
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,056,523, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $1,077,553. (xx)	1,056,424	—	—	1,056,424	1,056,424	—	—	1,056,424
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $3,361,195, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $3,428,096. (xx)	300,000	3,060,878	—	3,360,878	300,000	3,060,878	—	3,360,878

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment	EQ/American Century Mid Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $200,031, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $204,001. (xx)	200,000	—	—	200,000	200,000	—	—	200,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $500,155, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $510,000. (xx)	500,000	—	—	500,000	500,000	—	—	500,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $100,010, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $108,889. (xx)	100,000	—	—	100,000	100,000	—	—	100,000

					2,156,424	5,060,878	—	7,217,302

Total Short-Term Investments (1.5%)(Cost $7,834,877)					2,715,032	5,119,845	—	7,834,877

Total Investments in Securities (98.8%) (Cost $452,595,012)					177,627,090	343,413,005	—	521,040,095

Other Assets less Liabilities (1.2%)					2,083,557	4,423,820	—	6,507,377

Net Assets (100.0%)					179,710,647	347,836,825	—	527,547,472

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $2,655,934 or 0.5% of net assets.

As of December 31, 2019, all securities held by the Acquired Portfolio would comply with the investment policies and restrictions of the Acquiring Portfolio.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)	At December 31, 2019, the Portfolio had loaned securities with a total value of $9,427,398. This was collateralized by $2,554,499 of various U.S. Government Treasury Securities, ranging from 0.000% – 8.125%, maturing 1/7/20 – 2/15/49 and by cash of $7,217,302 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR — American Depositary Receipt

CAD — Canadian Dollar

CVR — Contingent Value Right

EUR — European Currency Unit

GBP — British Pound

JPY — Japanese Yen

NOK — Norwegian Krone

USD — United States Dollar

Multimanager Mid Cap Value

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Mortgage Real Estate Investment Trusts (REITs)
PennyMac Mortgage Investment Trust (REIT)	2,757	39,400	14,118	—	—	7,936	61,454	4,700	—
Thrifts & Mortgage Finance
PennyMac Financial Services, Inc.	302	6,420	—	—	—	3,860	10,280	36	—

Total		45,820	14,118	—	—	11,796	71,734	4,736	—

EQ/American Century Mid Cap Value

This Portfolio has no affiliates.

EQ/American Century Mid Cap Value/Combined Pro Forma (Unaudited)

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Mortgage Real Estate Investment Trusts (REITs)
PennyMac Mortgage Investment Trust (REIT)	2,757	39,400	14,118	—	—	7,936	61,454	4,700	—
Thrifts & Mortgage Finance
PennyMac Financial Services, Inc.	302	6,420	—	—	—	3,860	10,280	36	—

Total		45,820	14,118	—	—	11,796	71,734	4,736	—

Multimanager Mid Cap Value

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Micro E-Mini Russell 2000 Index	2	3/2020	USD	16,706	258
Russell 2000 E-Mini Index	1	3/2020	USD	83,530	(104)
S&P Midcap 400 E-Mini Index	2	3/2020	USD	412,960	6,413

					6,567

EQ/American Century Mid Cap Value

This Portfolio has no futures contracts

EQ/American Century Mid Cap Value Combined Pro Forma (Unaudited)

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Micro E-Mini Russell 2000 Index	2	3/2020	USD	16,706	258
Russell 2000 E-Mini Index	1	3/2020	USD	83,530	(104)
S&P Midcap 400 E-Mini Index	2	3/2020	USD	412,960	6,413

					6,567

Multimanager Mid Cap Value

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	34,441	USD	38,462	Credit Suisse	3/31/2020	386
JPY	1,058,654	USD	9,788	Bank of America	3/31/2020	5
NOK	104,622	USD	11,891	Goldman Sachs	3/31/2020	28

Total unrealized appreciation						419

USD	463,460	CAD	609,539	Morgan Stanley	3/31/2020	(6,082)
USD	1,271,345	EUR	1,132,460	Credit Suisse	3/31/2020	(6,022)
USD	1,028,544	GBP	780,815	JPMorgan Chase Bank	3/31/2020	(8,240)
USD	262,834	JPY	28,593,209	Bank of America	3/31/2020	(1,654)
USD	407,133	NOK	3,669,519	Goldman Sachs	3/31/2020	(10,941)

Total unrealized depreciation						(32,939)

Net unrealized depreciation						(32,520)

EQ/American Century Mid Cap Value

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	229,287	USD	256,057	Credit Suisse	3/31/2020	2,569
JPY	8,099,175	USD	74,880	Bank of America	3/31/2020	37
NOK	671,229	USD	76,291	Goldman Sachs	3/31/2020	183

Total unrealized appreciation						2,789

USD	3,575,018	CAD	4,701,841	Morgan Stanley	3/31/2020	(46,917)
USD	9,813,393	EUR	8,741,354	Credit Suisse	3/31/2020	(46,483)
USD	7,935,276	GBP	6,024,036	JPMorgan Chase Bank	3/31/2020	(63,571)
USD	2,010,800	JPY	218,750,705	Bank of America	3/31/2020	(12,651)
USD	3,131,586	NOK	28,225,231	Goldman Sachs	3/31/2020	(84,160)

Total unrealized depreciation						(253,782)

Net unrealized depreciation						(250,993)

EQ/American Century Mid Cap Value Combined Pro Forma (Unaudited)

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	263,728	USD	294,519	Credit Suisse	3/31/2020	2,955
JPY	9,157,829	USD	84,668	Bank of America	3/31/2020	42
NOK	775,851	USD	88,182	Goldman Sachs	3/31/2020	211

Total unrealized appreciation						3,208

USD	4,038,478	CAD	5,311,380	Morgan Stanley	3/31/2020	(52,999)
USD	11,084,738	EUR	9,873,814	Credit Suisse	3/31/2020	(52,505)
USD	8,963,820	GBP	6,804,851	JPMorgan Chase Bank	3/31/2020	(71,811)
USD	2,273,634	JPY	247,343,914	Bank of America	3/31/2020	(14,305)
USD	3,538,719	NOK	31,894,750	Goldman Sachs	3/31/2020	(95,101)

Total unrealized depreciation						(286,721)

Net unrealized depreciation						(283,513)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019 :

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities			Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)			Level 3 Significant Unobservable Inputs (including the Portfolio’s own assuptions in determing the fair value of investments)			Total
	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	EQ/AMERICAN CENTURY MID CAP VALUE COMBINED PRO FORMA (Unaudited)	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	EQ/AMERICAN CENTURY MID CAP VALUE COMBINED PRO FORMA (Unaudited)	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	EQ/AMERICAN CENTURY MID CAP VALUE COMBINED PRO FORMA (Unaudited)	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	EQ/AMERICAN CENTURY MID CAP VALUE COMBINED PRO FORMA (Unaudited)
Assets:
Common Stocks
Communication Services	$4,139,640	$2,298,647	$6,438,287	$—	$—	$—	$—	$—	$—	$4,139,640	$2,298,647	$6,438,287
Consumer Discretionary	18,083,948	27,635,340	45,719,288	410,924	3,174,108	3,585,032	—	—	—	18,494,872	30,809,448	49,304,320
Consumer Staples	8,332,181	16,200,432	24,532,613	944,675	7,358,452	8,303,127	—	—	—	9,276,856	23,558,884	32,835,740
Energy	7,577,560	16,780,115	24,357,675	—	—	—	—	—	—	7,577,560	16,780,115	24,357,675
Financials	41,437,164	73,695,441	115,132,605	—	—	—	—	—	—	41,437,164	73,695,441	115,132,605
Health Care	10,971,049	36,790,135	47,761,184	304,182	2,351,752	2,655,934	—	—	—	11,275,231	39,141,887	50,417,118
Industrials	27,086,177	49,278,143	76,364,320	1,020,330	7,849,576	8,869,906	—	—	—	28,106,507	57,127,719	85,234,226
Information Technology	12,532,588	17,924,061	30,456,649	—	—	—	—	—	—	12,532,588	17,924,061	30,456,649
Materials	9,396,703	8,848,046	18,244,749	450,295	3,497,527	3,947,822	—	—	—	9,846,998	12,345,573	22,192,571
Real Estate	19,530,884	19,916,967	39,447,851	—	—	—	—	—	—	19,530,884	19,916,967	39,447,851
Utilities	11,313,983	33,923,523	45,237,506	—	—	—	—	—	—	11,313,983	33,923,523	45,237,506
Exchange Traded Fund	1,379,756	10,770,895	12,150,651	—	—	—	—	—	—	1,379,756	10,770,895	12,150,651
Forward Currency Contracts	—	—	—	419	2,789	3,208	—	—	—	419	2,789	3,208
Futures	6,671		6,671	—	—	—	—	—	—	6,671	—	6,671
Rights
Health Care	—	—	—	—	—	—	19	—	19	19	—	19
Short-Term Investments
Investment Company	558,608	58,967	617,575	—	—	—	—	—	—	558,608	58,967	617,575
Repurchase Agreements	—	—	—	2,156,424	5,060,878	$7,217,302	—	—	—	2,156,424	5,060,878	7,217,302

Total Assets	$172,346,912	$314,120,712	$486,467,624	$5,287,249	$29,295,082	$34,582,331	$19	$—	$19	$177,634,180	$343,415,794	$521,049,974

Liabilities:										—	—	—
Forward Currency Contracts	$—	$—	$—	$(32,939)	$(253,782)	$(286,721)	$—	$—	$—	$(32,939)	$(253,782)	$(286,721)
Futures	(104)	—	(104)	—	—	—	—	—	—	(104)	—	(104)

Total Liabilities	$(104)	$—	$(104)	$(32,939)	$(253,782)	$(286,721)	$—	$—	$—	$(33,043)	$(253,782)	$(286,825)

Total	$172,346,808	$314,120,712	$486,467,520	$5,254,310	$29,041,300	$34,295,610	$19	$—	$19	$177,601,137	$343,162,012	$520,763,149

Multimanager Mid Cap Value

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$419
Equity contracts	Receivables, Net assets — Unrealized appreciation	6,671	*

Total		$7,090

	Liability Derivatives
Foreign exchange contracts	Payables	$(32,939)
Equity contracts	Payables, Net assets — Unrealized depreciation	(104	)*

Total		$(33,043)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$59,250	$59,250
Equity contracts	170,827	—	170,827

Total	$170,827	$59,250	$230,077

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(32,520)	$(32,520)
Equity contracts	69,467	—	69,467

Total	$69,467	$(32,520)	$36,947

^	This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $3,540,000 for nine months and futures contracts with an average notional balance of approximately $588,000 during the year ended December 31, 2019.

EQ/American Century Mid Cap Value

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$2,789
Equity contracts	Receivables, Net assets — Unrealized appreciation	—

Total		$2,789

	Liability Derivatives
Foreign exchange contracts	Payables	$(253,782)
Equity contracts	Payables, Net assets — Unrealized depreciation	—

Total		$(253,782)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$496,377	$496,377
Equity contracts	—	—	—

Total	$—	$496,377	$496,377

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(127,027)	$(127,027)
Equity contracts	—	—	—

Total	$—	$(127,027)	$(127,027)

^	This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $23,748,000 during the year ended December 31, 2019.

EQ/American Century Mid Cap Value Combined Pro Forma (Unaudited)

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$3,208
Equity contracts	Receivables, Net assets — Unrealized appreciation	6,671	*

Total		$9,879

	Liability Derivatives
Foreign exchange contracts	Payables	$(286,721)
Equity contracts	Payables, Net assets — Unrealized depreciation	(104	)*

Total		$(286,825)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$555,627	$555,627
Equity contracts	170,827	—	170,827

Total	$170,827	$555,627	$726,454

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(159,547)	$(159,547)
Equity contracts	69,467	—	69,467

Total	$69,467	$(159,547)	$(90,080)

^	This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $27,788,000 and futures contracts with an average notional balance of approximately $588,000 during the year ended December 31, 2019.

Multimanager Mid Cap Value

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$5	$(5)	$—	$—
Credit Suisse	386	(386)	—	—
Goldman Sachs	28	(28)	—	—

Total	$419	$(419)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$1,654	$(5)	$—	$1,649
Credit Suisse	6,022	(386)	—	5,636
Goldman Sachs	10,941	(28)	—	10,913
JPMorgan Chase Bank	8,240	—	—	8,240
Morgan Stanley	6,082	—	—	6,082

Total	$32,939	$(419)	$—	$32,520

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

EQ/American Century Mid Cap Value

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$37	$(37)	$—	$—
Credit Suisse	2,569	(2,569)	—	—
Goldman Sachs	183	(183)	—	—

Total	$2,789	$(2,789)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$12,651	$(37)	$—	$12,614
Credit Suisse	46,483	(2,569)	—	43,914
Goldman Sachs	84,160	(183)	—	83,977
JPMorgan Chase Bank	63,571	—	—	63,571
Morgan Stanley	46,917	—	—	46,917

Total	$253,782	$(2,789)	$—	$250,993

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

EQ/American Century Mid Cap Value Combined Pro Forma (Unaudited)

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$42	$(42)	$—	$—
Credit Suisse	2,955	(2,955)	—	—
Goldman Sachs	211	(211)	—	—

Total	$3,208	$(3,208)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$14,305	$(42)	$—	$14,263
Credit Suisse	52,505	(2,955)	—	49,550
Goldman Sachs	95,101	(211)	—	94,890
JPMorgan Chase Bank	71,811	—	—	71,811
Morgan Stanley	52,999	—	—	52,999

Total	$286,721	$(3,208)	$—	$283,513

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2019 were as follows:

	Multimanager Mid Cap Value	EQ/ American Century Mid Cap Value	EQ/American Century Mid Cap Value Combined Pro Forma (Unaudited)
Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 14%)*	$80,031,173	$140,657,408	$220,688,581
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 12%)	$89,011,143	$128,199,416	$217,210,559

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or sales.

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

	Multimanager Mid Cap Value	EQ/ American Century Mid Cap Value	EQ/ American Century Mid Cap Value Combined Pro Forma
Aggregate gross unrealized appreciation	$43,605,073	$42,110,845	$85,715,918
Aggregate gross unrealized depreciation	(14,327,195)	(3,664,205)	(17,991,400)

Net unrealized appreciation	$29,277,878	$38,446,640	$67,724,518

Federal income tax cost of investments in securities and derivative instruments, if applicable	$148,323,259	$304,715,372	$453,038,631

EQ ADVISOR TRUST

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019 (Unaudited)

	Multimanager Mid Cap Value	EQ/American Century Mid Cap Value	Pro Forma Adjustment		EQ/American Century Mid Cap Value Combined Pro Forma
Investments at Cost, Affiliated Issuers	$66,832	$—	$—		$66,832
Investments at Cost, Unaffiliated Issuers	$145,801,073	$299,509,805	$—		$445,310,878
Investments at Cost, Repurchase Agreements	$2,156,424	$5,060,878	$—		$7,217,302
Foreign Cash, at Cost		$14,662	$—		$14,662
ASSETS
Investments in securities at value, Affiliated Issuers	$71,734	$—	$—		$71,734
Investments in securities at value, Unaffiliated Issuers (x)	175,398,932	338,352,127	—		513,751,059
Investments in securities at value, Repurchase Agreements	2,156,424	5,060,878	—		7,217,302
Cash	4,092,131	8,700,000	—		12,792,131
Foreign cash	—	14,663	—		14,663
Cash held as collateral at broker for futures	19,100	—	—		19,100
Receivable for securities sold	186,928	1,310,931	—		1,497,859
Dividends, interest, and other receivables	333,731	859,452	—		1,193,183
Receivable from Portfolio shares sold	13,793	194,883	—		208,676
Securities lending income receivable	4,787	1,978	—		6,765
Unrealized appreciation on forward foreign currency contracts	419	2,789	—		3,208
Due from broker for futures variation margin	512	—	—		512
Other assets	729	1,679	—		2,408

Total assets	182,279,220	354,499,380	—		536,778,600

LIABILITIES
Payable for return of collateral on securities loaned	2,156,424	5,060,878	—		7,217,302
Payable for securities purchased	101,328	817,747	—		919,075
Unrealized depreciation on forward foreign currency contracts	32,939	253,782	—		286,721
Payable for Portfolio shares redeemed	57,899	224,239	—		282,138
Investment management fees payable	82,022	147,933	—		229,955
Distribution fees payable- Class IB	19,233	72,722	—		91,955
Administrative fees payable	18,454	27,752	—		46,206
Trustees’ fees payable	3,553	—	—		3,553
Distribution fees payable- Class IA	2,092	—	—		2,092
Accrued expenses	94,629	57,502	—		152,131

Total liabilities	2,568,573	6,662,555	—		9,231,128

NET ASSETS	$179,710,647	$347,836,825	$—		$527,547,472

Net assets were comprised of:
Paid in capital	149,624,401	308,663,339	—		458,287,740
Total distributable earnings (loss)	30,086,246	39,173,486	—		69,259,732

Net Assets	$179,710,647	$347,836,825	—		$527,547,472

Class IA Shares:
Net Assets	$10,020,658	$—	$(10,020,658	) (b)	$—
Shares outstanding	654,080	—	(654,080	) (a)	—
Net asset value, offering and redemption price per share	$15.32	$—			$—
Class IB Shares:
Net Assets	$91,979,744	$347,836,825	$10,020,658	(b)	$449,837,227
Shares outstanding	6,155,402	15,050,415	(1,741,987	) (a)	19,463,830
Net asset value, offering and redemption price per share	$14.94	$23.11			$23.11
Class K Shares:
Net Assets	$77,710,245	$—	$—		$77,710,245
Shares outstanding	5,073,130	—	(1,710,716	) (a)	3,362,414
Net asset value, offering and redemption price per share	$15.32	$—			$23.11
(x) Includes value of securities on loan of:	$4,517,983	$4,909,415	$—		$9,427,398

(a)	Reflects adjustments for retired shares of the acquired Portfolio.
(b)	Reflects the transfer of assets from Class IA shares of the Acquired Portfolio to Class IB shares of the Acquiring Portfolio.

EQ ADVISOR TRUST

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019 (Unaudited)

	Multimanager Mid Cap Value	EQ/ American Century Mid Cap Value	Pro Forma Adjustment		EQ/ American Century Mid Cap Value Combined Pro Forma
Foreign Withholding Tax	$11,284	$87,646	—		$98,930
Dividend income received from affiliates	$4,736	$—	$—		$4,736
INVESTMENT INCOME
Dividends	$3,402,419	$7,708,951	$—		$11,111,370
Interest	80,429	157,735	—		238,164
Securities lending (net)	71,445	33,898	—		105,343

Total income	3,554,293	7,900,584	—		11,454,877

EXPENSES
Investment management fees	1,364,381	2,809,083	172,839	(a)	4,346,303
Distribution fees — Class IB	225,256	780,300	—		1,005,556
Administrative fees	210,085	298,221	(49,857	) (a)	458,449
Custodian fees	157,000	36,500	(138,750	) (b)	54,750
Professional fees	56,171	70,133	(52,000	) (b)	74,304
Printing and mailing expenses	31,201	46,616	—		77,817
Offering costs	—	45,428	—		45,428
Distribution fees — Class IA	23,530	—	—		23,530
Trustees’ fees	5,518	9,693	—		15,211
Miscellaneous	2,385	14,381	(2,385	) (b)	14,381

Gross expenses	2,075,527	4,110,355	(70,153)		6,115,729

Less: Waiver from investment manager	(376,498)	(1,004,589)	(67,681	) (c)	(1,448,768)

Net expenses	1,699,029	3,105,766	(137,834)		4,666,961

NET INVESTMENT INCOME (LOSS)	1,855,264	4,794,818	137,834		6,787,916

Realized gain (loss) from affiliates			—		—
Net distributions of realized gain (loss) from affiliates			—		—
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments on securities	13,277,727	1,180,435	—		14,458,162
Futures	170,827	—	—		170,827
Forward foreign currency contracts	59,250	496,377	—		555,627
Foreign currency transactions	(2,500)	(2,739)	—		(5,239)

Net realized gain (loss)	13,505,304	1,674,073	—		15,179,377

Change in unrealized appreciation (depreciation) from affiliates	11,796	—	—		11,796
Change in unrealized appreciation (depreciation) on:
Investments on securities	22,061,459	70,349,661	—		92,411,120
Futures	69,467	—	—		69,467
Forward foreign currency contracts	(32,520)	(127,027)	—		(159,547)
Foreign currency translations	78	630	—		708

Net change in unrealized appreciation (depreciation)	22,098,484	70,223,264	—		92,321,748

NET REALIZED AND UNREALIZED GAIN (LOSS)	35,603,788	71,897,337	—		107,501,125

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,459,052	$76,692,155	$137,834		$114,289,041

(a)	Reflects adjustment for new fee structure
(b)	Reflects adjustment in expenses due to elimination of duplicative expenses
(c)	Reflects reduction of waiver due to expense adjustment

Note that the Reorganization expenses for the Mid Cap Value Portfolio, which is estimated to be $82,795, exceeds the expense limit for the Portfolio and will be paid by FMG LLC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

As of December 31, 2019

NOTE 1 — BASIS OF COMBINATION AND SIGNIFICANT ACCOUNTING POLICIES:

EQ Advisors Trust (the “Trust’) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the investment company act of 1940, as amended, as an open-end management investment company with numerous portfolios. The Board of Trustees (the “Board”) of the Trust approved a proposed Agreement and Plan of Reorganization and Termination (“Reorganization Plan”) on December 4-5, 2019 that provides for the transfer of all assets of the Multimanager Mid Cap Value Portfolio (the “Acquired Portfolio”) to the EQ/American Century Mid Cap Value Portfolio, a series of the Trust, and the assumption by EQ/American Century Mid Cap Value Portfolio of all of the liabilities of the Acquired Portfolio in exchange for shares of the EQ/American Century Mid Cap Value Portfolio having an aggregate value equal to the net assets of the Acquired Portfolio, the distribution of the EQ/American Century Mid Cap Value Portfolio shares to the Acquired Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Acquired Portfolio.

The Acquired Portfolio’s annual contractual management fee equals 0.800% of average daily net assets for the first $750 million, 0.750% of average daily net assets for the next $750 million, 0.725% of average daily net assets for the next $1 billion, 0.700% of average daily net assets for the next $2.5 billion and 0.675% of average daily net assets thereafter. EQ/American Century Mid Cap Value Portfolio’s annual contractual management fee equals 0.900% of average daily net assets for the first $750 million, 0.850% of average daily net assets for the next $750 million, 0.825% of average daily net assets for the next $1 billion, 0.800% of average daily net assets for the next $2.5 billion, and 0.775% of average daily net assets thereafter. The Reorganization Plan is subject to the approval of the Acquired Portfolio’s shareholders. A special meeting of shareholders of the Acquired Portfolio will be held on or about May 22, 2020.

The Reorganizations of the Acquired Portfolio into the EQ/American Century Mid Cap Value Portfolio will be accounted for as a tax free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2019. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of the EQ/American Century Mid Cap Value Portfolio and the Acquired Portfolio at December 31, 2019. The unaudited pro forma combined statement of operations reflects the results of operations of the EQ/American Century Mid Cap Value Portfolio as if it had acquired the Acquired Portfolio at the beginning of the year ended December 31, 2019. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the EQ/American Century Mid Cap Value Portfolio for pre-combination periods will not be restated. The adjustments to the Statement of Assets and Liabilities give effect to all events that are directly attributable to this transaction.

The unaudited pro forma combined portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information, each of the Portfolios has substantially the same significant policies as detailed in the historical financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganization, the EQ/American Century Mid Cap Value Portfolio is the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies.” The legal survivor normally is considered the accounting survivor of a reorganization. In this case, the EQ/American Century Mid Cap Value Portfolio is the legal survivor. Other criteria include:

a.)	Portfolio Management — The merged entity will be managed by the Manager, Advisers and portfolio managers to the EQ/American Century Mid Cap Value Portfolio in a manner consistent with the current management style.

b.)	Portfolio Composition — The merged entity’s portfolio holdings are expected to be consistent with the EQ/American Century Mid Cap Value Portfolio’s current investment strategies and will more closely resemble the current portfolio holdings of the EQ/American Century Mid Cap Value Portfolio than those of the Acquired Portfolio.

c.)	Investment Objective, Policies and Restrictions — The merged entity’s investment objective, policies and fundamental and non-fundamental investment restrictions will be the same as the EQ/American Century Mid Cap Value Portfolio’s current investment objective, policies and fundamental and non-fundamental investment restrictions.

d.)	Expense Structure and Expense Ratios — The merged entity’s expense structure will be the same as that of EQ/American Century Mid Cap Value Portfolio. The expense ratio of the merged entity will be the same as that of the EQ/American Century Mid Cap Value Portfolio and lower than the Acquired Portfolio.

e.)	Asset Size — The EQ/American Century Mid Cap Value Portfolio is significantly larger than the Acquired Portfolio.

NOTE 2 — SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the Acquired Portfolio by the EQ/American Century Mid Cap Value Portfolio as of December 31, 2019. The number of shares retired was calculated based on the net assets of the Acquired Portfolio and net asset value per share of the EQ/American Century Mid Cap Value Portfolio at December 31, 2019.

NOTE 3 — VALUATION:

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are generally valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at currency exchange rates.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio will be valued at the net asset value (“NAV”) of the shares of such funds as described in the underlying funds’ prospectuses.

Futures contracts are generally valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign currency contracts are generally valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency rates gathered from leading market makers and foreign currency trading centers throughout the world in making evaluations. Forward currency contracts may be settled with the counterparty in U.S. dollars without the delivery of foreign currency.

During the year ended December 31, 2019 both the Acquired Portfolio and EQ/American Century Mid Cap Value Portfolio, held forward foreign currency contracts to either gain exposure to certain currencies or enter into an economic hedge against changes in the values of securities held in the Portfolios that do not qualify for hedge accounting under Accounting Standards Codification (“ASC”) 815. The Statement of Operations for each Portfolio reflects realized gains and losses, if any, in forward currency transactions and change in unrealized gains or losses in forward foreign currency transactions. Further information on the impact of these positions on the Portfolio’s financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), which will value the assets in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board.

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub- Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Portfolio’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

NOTE 4 — FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS:

Each Portfolio, as well as the Acquiring Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Both the Acquired Portfolio and the EQ/American Century Mid Cap Value Portfolio have no capital loss carryforwards.

The estimated percentage of the holdings of the Acquired Portfolio that will be sold in connection with its respective Reorganization is 70%. The estimated portfolio transaction costs are $134,923. These are estimated amounts and are subject to change. These amounts have not been adjusted in the pro forma Statement of Assets and Liabilities, nor Statement of Operations. Contract holders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in shares of the Acquired Portfolio will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

NOTE 5 — UNAUDITED PRO FORMA COMBINED ADJUSTMENTS:

The accompanying unaudited pro forma combined financial statements reflect changes in the EQ/American Century Mid Cap Value Portfolio’s shares as if the merger had taken place on December 31, 2019. The Acquired Portfolio will bear the expenses of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting) which are estimated at approximately $82,795.To the extent that Reorganization expenses exceed the Acquired Portfolio’s expense limitation set forth in their expense limitation arrangements, they will be paid by FMG LLC.

NOTE 6 — REIMBURSEMENT OF WAIVED FEES AND EXPENSES

Under the terms of an Expense Limitation Agreement, the Acquiring Portfolio may, at a later date, reimburse to FMG LLC the amount of management fees waived or other expenses assumed and paid for by FMG LLC pursuant to the Expense Limitation Agreement within three years of payments or waivers being recorded, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit specified in the Expense Limitation Agreement. Consequently, no reimbursement will be made unless the Acquiring Portfolio’s total annual expense ratio is less than the percentage set forth in the Expense Limitation Agreement for the period. At December 31, 2019, under the Expense Limitation Agreement the amounts that would be recoverable from the Acquiring Portfolio are as follows:

	2020	2021	2022	Total Eligible For Recoupment
EQ/American Century Mid Cap Value	—	213,815	1,004,589	1,218,404

CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Growth Portfolio, and CharterSM Moderate Portfolio merging into All Asset Growth-Alt 20 Portfolio

The following tables set forth the pro forma Combined Portfolio of Investments as of December 31, 2019, the pro forma condensed Combined Statement of Assets and Liabilities as of December 31, 2019, and the pro forma condensed Combined Statement of Operations for the one year period ended December 31, 2019, as adjusted giving effect to the Reorganization of the CharterSM Aggressive Growth Portfolio (“Aggressive Growth Portfolio”), CharterSM Growth Portfolio (“Growth Portfolio”), CharterSM Moderate Growth Portfolio (“Moderate Growth Portfolio”), and CharterSM Moderate Portfolio (“Moderate Portfolio”) (the “Acquired Portfolio”) into the All Asset Growth-Alt 20 Portfolio (“Growth-Alt 20 Portfolio”) (the “Acquiring Portfolio”).

The pro forma Combined Portfolio of Investments contains information about the securities holdings of the combined Acquiring Portfolio as of December 31, 2019, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions.

AXA PREMIER VIP TRUST

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2019 (Unaudited)

	CharterSM Aggressive Growth	CharterSM Growth	CharterSM Moderate	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma	CharterSM Aggressive Growth	CharterSM Growth	CharterSM Moderate	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
EXCHANGE TRADED FUNDS (ETF):
Commodity (5.6%)
Invesco DB Base Metals Fund	5,910	7,280	3,010	6,660	—	—	22,860	88,295	108,763	44,969	99,500	—	—	341,527
Invesco DB Commodity Index Tracking Fund	14,180	16,450	6,830	10,950	—	—	48,410	226,171	262,378	108,939	174,653	—	—	772,141
Invesco DB Gold Fund	6,760	8,445	4,280	6,130	104,140	—	129,755	305,958	382,221	193,713	277,444	4,713,376	—	5,872,712
Invesco DB Precious Metals Fund	—	—	—	—	57,250	—	57,250	—	—	—	—	2,381,886	—	2,381,886
Invesco DB Silver Fund‡	2,060	1,530	1,090	1,350	103,180	—	109,210	52,788	39,206	27,931	34,594	2,643,988	—	2,798,507
iShares Gold Trust*	—	—	—	—	910,100	—	910,100	—	—	—	—	13,196,450	—	13,196,450

								673,212	792,568	375,552	586,191	22,935,700	—	25,363,223

Equity (4.4%)
Invesco S&P 500 BuyWrite ETF	11,070	16,980	13,890	17,580	—	—	59,520	238,448	365,749	299,191	378,673	—	—	1,282,061
iShares China Large-Cap ETF(x)	—	—	—	—	39,905	—	39,905	—	—	—	—	1,741,055	—	1,741,055
iShares Global Infrastructure ETF	8,420	11,070	6,950	8,680	—	—	35,120	403,402	530,364	332,974	415,859	—	—	1,682,599
iShares International Developed Property ETF	—	—	—	—	87,380	—	87,380	—	—	—	—	3,386,150	—	3,386,150
iShares Micro-Cap ETF	530	770	800	940	—	—	3,040	52,730	76,607	79,592	93,521	—	—	302,450
iShares MSCI EAFE Small-Cap ETF(x)	2,330	4,680	5,130	7,520	88,160	—	107,820	145,112	291,470	319,496	468,345	5,490,605	—	6,715,028
iShares U.S. Oil & Gas Exploration & Production ETF(x)	6,190	7,830	3,460	5,170	29,850	—	52,500	343,731	434,800	192,134	287,090	1,657,570	—	2,915,325
SPDR S&P Emerging Asia Pacific ETF(x)	—	—	—	—	5,490	—	5,490	—	—	—	—	567,568	—	567,568
SPDR S&P Emerging Markets SmallCap ETF(x)	—	—	—	—	36,395	—	36,395	—	—	—	—	1,676,354	—	1,676,354

								1,183,423	1,698,990	1,223,387	1,643,488	14,519,302	—	20,268,590

Fixed Income (4.3%)
iShares Floating Rate Bond ETF	2,270	9,720	29,960	21,370	—	—	63,320	115,589	494,942	1,525,563	1,088,161	—	—	3,224,255
iShares International Treasury Bond ETF	160	1,060	2,040	1,730	—	—	4,990	8,027	53,180	102,347	86,794	—	—	250,348
iShares JP Morgan USD Emerging Markets Bond ETF	1,270	5,570	18,650	11,570	57,480	—	94,540	145,491	638,099	2,136,544	1,325,459	6,584,909	—	10,830,502
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	2,080	7,570	28,870	17,450	—	—	55,970	56,035	203,936	777,758	470,103	—	—	1,507,832
Vanguard Short-Term Inflation-Protected Securities ETF(x)	430	1,970	6,500	3,450	—	—	12,350	21,190	97,082	320,320	170,016	—	—	608,608
Vanguard Total International Bond ETF(x)	2,200	8,340	29,870	18,550	—	—	58,960	124,476	471,877	1,690,044	1,049,559	—	—	3,335,956

								470,808	1,959,116	6,552,576	4,190,092	6,584,909	—	19,757,501

Specialty (0.3%)
Invesco DB G10 Currency Harvest Fund	6,485	14,250	12,470	14,365	—	—	47,570	157,650	346,418	303,146	349,213	—	—	1,156,427

Total Exchange Traded Funds (14.6%) (Cost $56,523,130)								2,485,093	4,797,092	8,454,661	6,768,984	44,039,911	—	66,545,741

	CharterSM Aggressive Growth	CharterSM Growth	CharterSM Moderate	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma	CharterSM Aggressive Growth	CharterSM Growth	CharterSM Moderate	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
INVESTMENT COMPANIES:
Alternatives (12.6%)
1290 VT Convertible Securities Portfolio‡	37,239	95,150	227,673	157,846	—	—	517,908	438,870	1,121,358	2,683,166	1,860,248	—	—	6,103,642
1290 VT Energy Portfolio‡	55,469	63,693	28,114	37,717	—	—	184,993	324,522	372,631	164,481	220,659	—	—	1,082,293
1290 VT GAMCO Mergers & Acquisitions Portfolio‡	11,879	33,457	50,781	57,354	1,294,273	—	1,447,744	145,530	409,898	622,130	702,662	15,856,560	—	17,736,780
1290 VT Natural Resources Portfolio‡	40,954	48,751	20,310	26,353	1,725,200	—	1,861,568	314,182	373,998	155,806	202,170	13,234,946	—	14,281,102
1290 VT Real Estate Portfolio‡	45,381	56,790	30,654	39,911	1,172,927	—	1,345,663	527,292	659,854	356,175	463,734	13,628,573	—	15,635,628
AQR Managed Futures Strategy Fund, Institutional Class	22,177	39,792	32,346	51,581	—	—	145,896	184,293	330,671	268,790	428,643	—	—	1,212,397
BlackRock Global Long/Short Credit Fund, Institutional Class, Class Institutional	8,787	26,033	29,637	43,181	—	—	107,638	87,251	258,512	294,297	428,783	—	—	1,068,843
Franklin K2 Alternative Strategies Fund, Advisor Class	7,027	11,531	12,996	14,068	—	—	45,622	81,026	132,950	149,842	162,208	—	—	526,026

								2,102,966	3,659,872	4,694,687	4,469,107	42,720,079	—	57,646,711

Equity (51.9%)
1290 VT Equity Income Portfolio‡	—	—	—	—	1,323,445	—	1,323,445	—	—	—	—	5,887,450	—	5,887,450
1290 VT GAMCO Small Company Value Portfolio‡	8,002	12,525	12,498	13,658	373,762	—	420,445	478,309	748,654	747,016	816,327	22,340,052	—	25,130,358
1290 VT Low Volatility Global Equity Portfolio‡	19,051	30,520	30,597	32,888	614,059	—	727,115	243,623	390,287	391,271	420,570	7,852,625	—	9,298,376
1290 VT Micro Cap Portfolio‡	18,973	30,500	26,691	31,314	—	—	107,478	199,522	320,743	280,690	329,302	—	—	1,130,257
1290 VT SmartBeta Equity Portfolio‡	17,553	27,944	24,901	30,323	—	—	100,721	253,158	403,026	359,146	437,347	—	—	1,452,677
EQ/AB Small Cap Growth Portfolio‡	26,965	41,470	38,442	43,073	1,289,508	—	1,439,458	492,445	757,336	702,028	786,598	23,549,188	—	26,287,595
EQ/BlackRock Basic Value Equity Portfolio‡	20,669	32,501	31,637	34,192	620,276	—	739,275	484,809	762,331	742,044	801,978	14,548,752	—	17,339,914
EQ/Capital Guardian Research Portfolio‡	36,873	58,561	55,102	61,994	—	—	212,530	962,701	1,528,955	1,438,653	1,618,590	—	—	5,548,899
EQ/ClearBridge Large Cap Growth Portfolio‡	36,114	56,063	55,143	60,447	—	—	207,767	495,087	768,576	755,956	828,678	—	—	2,848,297
EQ/Emerging Markets Equity PLUS Portfolio‡	49,357	76,015	73,257	82,677	791,987	—	1,073,293	494,472	761,538	733,905	828,276	7,934,326	—	10,752,517
EQ/International Equity Index Portfolio‡	120,348	188,528	182,783	202,487	1,058,041	—	1,752,187	1,186,648	1,858,921	1,802,267	1,996,554	10,432,467	—	17,276,857
EQ/Invesco Comstock Portfolio‡	26,887	41,613	40,335	44,610	791,832	—	945,277	479,647	742,359	719,554	795,807	14,125,794	—	16,863,161
EQ/Janus Enterprise Portfolio‡	32,882	51,689	50,499	55,306	69,372	—	259,748	719,162	1,130,503	1,104,460	1,209,602	1,517,235	—	5,680,962
EQ/JPMorgan Value Opportunities Portfolio‡	—	—	—	—	775,049	—	775,049	—	—	—	—	14,469,169	—	14,469,169
EQ/Loomis Sayles Growth Portfolio‡	—	—	—	—	1,971,132	—	1,971,132	—	—	—	—	18,243,668	—	18,243,668
EQ/MFS International Growth Portfolio‡	86,606	138,630	136,042	146,118	2,904,896	—	3,412,292	712,551	1,140,575	1,119,286	1,202,183	23,900,022	—	28,074,617
EQ/T. Rowe Price Growth Stock Portfolio*‡	8,832	13,740	13,444	14,465	326,156	—	376,637	495,501	770,879	754,297	811,569	18,299,255	—	21,131,501
Financial Investors Trust — Listed Private Equity Fund, Institutional Class	8,477	32,989	44,136	68,644	—	—	154,246	62,644	243,791	326,168	507,278	—	—	1,139,881
MSIF Frontier Markets Portfolio, Institutional Class	12,860	20,964	20,827	23,137	—	—	77,788	219,908	358,480	356,147	395,650	—	—	1,330,185

	CharterSM Aggressive Growth	CharterSM Growth	CharterSM Moderate	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma	CharterSM Aggressive Growth	CharterSM Growth	CharterSM Moderate	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
Multimanager Mid Cap Value Portfolio‡	47,003	72,767	70,226	78,884	—	—	268,880	719,997	1,114,643	1,075,726	1,208,342	—	—	4,118,708
Templeton Emerging Markets Small Cap Fund, Advisor Class	18,220	28,242	26,157	29,223	—	—	101,842	239,408	371,098	343,701	383,993	—	—	1,338,200
Templeton Global Smaller Companies Fund, Advisor Class	37,036	45,969	43,984	37,679	—	—	164,668	359,252	445,902	426,645	365,490	—	—	1,597,289

								9,298,844	14,618,597	14,178,960	15,744,134	183,100,003	—	236,940,538

Fixed Income (20.6%)
1290 VT DoubleLine Opportunistic Bond Portfolio‡	—	—	—	—	677,917	—	677,917	—	—	—	—	6,868,243	—	6,868,243
1290 VT High Yield Bond Portfolio‡	9,106	46,041	146,252	94,169	1,038,045	—	1,333,613	87,355	441,657	1,402,964	903,342	9,957,723	—	12,793,041
Eaton Vance Floating-Rate Fund, Institutional Class	5,115	18,410	78,697	26,569	—	—	128,791	45,270	162,925	696,470	235,140	—	—	1,139,805
EQ/Core Bond Index Portfolio‡	—	815	2,206	1,544	—	—	4,565	—	8,219	22,235	15,564	—	—	46,018
EQ/Global Bond PLUS Portfolio‡	15,636	72,066	237,355	149,039	2,278,680	—	2,752,776	145,897	672,443	2,214,727	1,390,668	21,262,074	—	25,685,809
EQ/Intermediate Government Bond Portfolio‡	13,949	63,689	210,264	132,066	499,649	—	919,617	144,874	661,445	2,183,719	1,371,587	5,189,162	—	9,550,787
EQ/PIMCO Global Real Return Portfolio‡	11,464	56,198	187,874	117,769	1,282,398	—	1,655,703	113,840	558,048	1,865,583	1,169,442	12,734,153	—	16,441,066
EQ/PIMCO Ultra Short Bond Portfolio‡	15,169	67,666	222,945	140,221	628,734	—	1,074,735	149,355	666,240	2,195,099	1,380,605	6,190,482	—	10,581,781
Multimanager Core Bond Portfolio‡	13,954	67,041	223,047	138,999	606,912	—	1,049,953	139,082	668,187	2,223,082	1,385,385	6,049,022	—	10,464,758
PIMCO International Bond Fund Unhedged, Institutional Class(x)	2,449	11,147	30,137	19,996	—	—	63,729	23,800	108,347	292,936	194,364	—	—	619,447

								849,473	3,947,511	13,096,815	8,046,097	68,250,859	—	94,190,755

Total Investment Companies (85.2%) (Cost $337,126,203)								12,251,283	22,225,980	31,970,462	28,259,338	294,070,941	—	388,778,004

	Principal Amount $	Principal Amount $	Principal Amount $	Principal Amount $	Principal Amount $	Principal Amount $	Principal Amount $
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.7%)
Citigroup Global Markets Ltd.,1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,446,053, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $1,474,836. (xx)	—	—	—	—	1,445,917	—	1,445,917	—	—	—	—	1,445,917	—	1,445,917

	CharterSM Aggressive Growth	CharterSM Growth	CharterSM Moderate	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma	CharterSM Aggressive Growth	CharterSM Growth	CharterSM Moderate	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
Citigroup Global Markets Ltd.,1.70%, dated 12/31/19, due 1/2/20, repurchase price $300,028, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $306,000. (xx)	—	—	—	—	300,000	—	300,000	—	—	—	—	300,000	—	300,000
Deutsche Bank AG,2.75%, dated 12/31/19, due 1/2/20, repurchase price $200,031, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $204,001. (xx)	—	—	—	—	200,000	—	200,000	—	—	—	—	200,000	—	200,000
Deutsche Bank Securities, Inc.,1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)	—	—	—	—	1,000,000	—	1,000,000	—	—	—	—	1,000,000	—	1,000,000
NBC Global Finance Ltd.,1.71%, dated 12/31/19, due 1/2/20, repurchase price $100,010, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $108,889. (xx)	—	—	—	—	100,000	—	100,000	—	—	—	—	100,000	—	100,000

Total Repurchase Agreements								—	—	—	—	3,045,917	—	3,045,917

Total Short-Term Investments (0.7%) (Cost $3,045,917)								—	—	—	—	3,045,917	—	3,045,917

Total Investments in Securities (100.4%) (Cost $396,634,543)								14,736,376	27,023,072	40,425,123	35,028,322	341,156,769	—	458,369,662

	CharterSM Aggressive Growth	CharterSM Growth	CharterSM Moderate	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma	CharterSM Aggressive Growth	CharterSM Growth	CharterSM Moderate	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)	Value ($)
Other Assets less Liabilities (-0.4%)								9,141	75,847	225,338	166,795	(2,326,365)		(1,849,244)

Net Assets (100.0%)								14,745,517	27,098,919	40,650,461	35,195,117	338,830,404	—	456,520,418

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)	At December 31, 2019, the Portfolio had loaned securities with a total value of $6,408,591. This was collateralized by $3,504,068 of various U.S. Government Treasury Securities, ranging from 0.000% – 5.375%, maturing 1/16/20 – 5/15/48 and by cash of $3,045,917 which was subsequently invested in joint repurchase agreements.

The holdings in affiliated Investment Companies are all Class K shares except Invesco DB Gold Fund and Invesco DB Silver Fund.

As of December 31, 2019, all securities held by each Acquired Portfolio would comply with the investment policies and restrictions of the Acquiring Portfolio.

CharterSM Aggressive Growth

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (d)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Alternatives
1290 VT Convertible Securities Portfolio	37,239	203,243	243,183	(48,801)	16	41,229	438,870	12,255	10,201
1290 VT Energy Portfolio	55,469	129,488	214,478	(34,858)	(75)	15,489	324,522	8,166	—
1290 VT GAMCO Mergers & Acquisitions Portfolio	11,879	67,863	93,149	(17,429)	2	1,945	145,530	6,112	206
1290 VT Natural Resources Portfolio	40,954	142,065	198,969	(34,858)	14	7,992	314,182	15,407	—
1290 VT Real Estate Portfolio	45,381	247,360	310,271	(62,744)	97	32,308	527,292	23,673	2,807
Equity
1290 VT Equity Income Portfolio	—	—	—	—	—	—	—	—	—
1290 VT GAMCO Small Company Value Portfolio	8,002	217,772	267,613	(55,773)	76	48,621	478,309	3,725	11,627
1290 VT Low Volatility Global Equity Portfolio	19,051	117,834	133,393	(27,886)	125	20,157	243,623	6,561	701
1290 VT Micro Cap Portfolio	18,973	88,303	113,504	(20,915)	53	18,577	199,522	690	18,216
1290 VT SmartBeta Equity Portfolio	17,553	117,325	132,576	(27,886)	56	31,087	253,158	3,231	3,216
EQ/AB Small Cap Growth Portfolio(a)	26,965	215,805	294,191	(55,773)	360	37,862	492,445	1,481	40,450
EQ/BlackRock Basic Value Equity Portfolio	20,669	220,864	283,677	(55,773)	112	35,929	484,809	9,808	21,610
EQ/Capital Guardian Research Portfolio	36,873	443,509	594,286	(149,759)	(71)	74,736	962,701	7,322	98,212
EQ/ClearBridge Large Cap Growth Portfolio(b)	36,114	227,239	279,434	(75,773)	(414)	64,601	495,087	1,156	26,017
EQ/Emerging Markets Equity PLUS Portfolio	49,357	232,412	260,764	(55,773)	6	57,063	494,472	8,504	—
EQ/International Equity Index Portfolio	120,348	553,653	666,096	(162,760)	313	129,346	1,186,648	33,787	—

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (d)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/Invesco Comstock Portfolio	26,887	222,869	280,834	(69,673)	— #	45,617	479,647	9,022	19,551
EQ/Janus Enterprise Portfolio(c)	32,882	337,265	404,651	(119,573)	1,261	95,558	719,162	1,268	40,758
EQ/JPMorgan Value Opportunities Portfolio	—	—	—	—	—	—	—	—	—
EQ/Loomis Sayles Growth Portfolio	—	—	—	—	—	—	—	—	—
EQ/MFS International Growth Portfolio	86,606	339,680	386,997	(107,973)	421	93,426	712,551	9,824	14,551
EQ/T. Rowe Price Growth Stock Portfolio*	8,832	225,027	262,437	(71,573)	398	79,212	495,501	—	10,178
Multimanager Mid Cap Value Portfolio	47,003	332,478	423,487	(80,173)	414	43,791	719,997	10,883	49,982
Fixed Income
1290 VT DoubleLine Opportunistic Bond Portfolio	—	—	—	—	—	—	—	—	—
1290 VT High Yield Bond Portfolio	9,106	43,836	51,729	(10,457)	(1)	2,248	87,355	4,430	—
EQ/Core Bond Index Portfolio	—	—	—	—	—	—	—	—	—
EQ/Global Bond PLUS Portfolio	15,636	71,562	89,267	(17,429)	(5)	2,502	145,897	1,518	918
EQ/Intermediate Government Bond Portfolio	13,949	72,153	89,409	(17,429)	2	739	144,874	2,579	—
EQ/PIMCO Global Real Return Portfolio	11,464	60,699	67,257	(13,943)	— #	(173)	113,840	4,156	36
EQ/PIMCO Ultra Short Bond Portfolio	15,169	69,446	98,345	(17,425)	(7)	(1,000)	149,355	3,714	—
Multimanager Core Bond Portfolio	13,954	72,012	82,188	(17,429)	7	2,304	139,082	2,212	1,144

Total		5,071,762	6,322,185	(1,429,842)	3,160	981,166	10,948,431	191,484	370,381

#	Amount represents less than $0.50.
(a)	Formerly known as AXA/AB Small Cap Growth Portfolio.
(b)	Formerly known as AXA/ClearBridge Large Cap Growth Portfolio.
(c)	Formerly known as AXA/Janus Enterprise Portfolio.
(d)	Purchases at Cost were adjusted to account for return of capital distributions from fund of funds investments, if applicable.

CharterSM Growth

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (d)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Alternatives
1290 VT Convertible Securities Portfolio	95,150	611,437	529,314	(135,411)	158	115,860	1,121,358	31,978	26,246
1290 VT Energy Portfolio	63,693	181,367	213,463	(38,994)	(182)	16,977	372,631	9,382	—
1290 VT GAMCO Mergers & Acquisitions Portfolio	33,457	240,334	206,347	(44,565)	17	7,765	409,898	17,233	677
1290 VT Natural Resources Portfolio	48,751	192,157	210,436	(38,994)	(114)	10,513	373,998	18,354	—
1290 VT Real Estate Portfolio	56,790	358,624	315,834	(66,847)	97	52,146	659,854	29,662	3,518
Equity
1290 VT Equity Income Portfolio	—	—	—	—	—	—	—	—	—
1290 VT GAMCO Small Company Value Portfolio	12,525	403,548	353,981	(93,988)	(619)	85,732	748,654	5,836	18,381
1290 VT Low Volatility Global Equity Portfolio	30,520	215,409	176,540	(38,994)	72	37,260	390,287	10,533	1,126
1290 VT Micro Cap Portfolio	30,500	169,208	148,205	(27,853)	112	31,071	320,743	1,110	29,321
1290 VT SmartBeta Equity Portfolio	27,944	211,463	175,252	(38,994)	(9)	55,314	403,026	5,149	5,221
EQ/AB Small Cap Growth Portfolio(a)	41,470	398,887	395,203	(101,988)	1,218	64,016	757,336	2,279	63,162
EQ/BlackRock Basic Value Equity Portfolio	32,501	402,661	396,827	(103,888)	35	66,696	762,331	15,445	34,018
EQ/Capital Guardian Research Portfolio	58,561	807,316	806,091	(216,405)	(1,347)	133,300	1,528,955	11,643	158,477
EQ/ClearBridge Large Cap Growth Portfolio(b)	56,063	401,728	372,983	(113,188)	446	106,607	768,576	1,800	41,420
EQ/Emerging Markets Equity PLUS Portfolio	76,015	424,013	360,483	(116,838)	(74)	93,954	761,538	13,120	—
EQ/International Equity Index Portfolio	188,528	1,001,576	903,448	(275,019)	(420)	229,336	1,858,921	52,984	—
EQ/Invesco Comstock Portfolio	41,613	400,290	392,216	(129,788)	636	79,005	742,359	13,977	30,874

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (d)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/Janus Enterprise Portfolio(c)	51,689	608,013	537,756	(186,611)	(175)	171,520	1,130,503	1,996	64,669
EQ/JPMorgan Value Opportunities Portfolio	—	—	—	—	—	—	—	—	—
EQ/Loomis Sayles Growth Portfolio	—	—	—	—	—	—	—	—	—
EQ/MFS International Growth Portfolio	138,630	619,782	512,486	(154,311)	(167)	162,785	1,140,575	15,747	25,648
EQ/T. Rowe Price Growth Stock Portfolio	13,740	404,814	345,839	(112,188)	90	132,324	770,879	—	16,076
Multimanager Mid Cap Value Portfolio	72,767	602,847	565,756	(137,311)	330	83,021	1,114,643	16,865	77,801
Fixed Income
1290 VT DoubleLine Opportunistic Bond Portfolio	—	—	—	—	—	—	—	—	—
1290 VT High Yield Bond Portfolio	46,041	244,512	226,867	(44,565)	83	14,760	441,657	22,430	—
EQ/Core Bond Index Portfolio	815	7,716	174	—	—	329	8,219	175	—
EQ/Global Bond PLUS Portfolio	72,066	374,343	365,750	(84,447)	13	16,784	672,443	7,008	4,237
EQ/Intermediate Government Bond Portfolio	63,689	377,275	361,347	(84,447)	101	7,169	661,445	11,791	—
EQ/PIMCO Global Real Return Portfolio	56,198	319,784	306,050	(73,306)	556	4,964	558,048	20,404	199
EQ/PIMCO Ultra Short Bond Portfolio	67,666	378,267	358,141	(66,847)	3	(3,324)	666,240	16,585	—
Multimanager Core Bond Portfolio	67,041	378,204	365,140	(90,017)	120	14,740	668,187	11,526	5,506

Total		10,735,575	9,901,929	(2,615,804)	980	1,790,624	19,813,304	365,012	606,577

(a)	Formerly known as AXA/AB Small Cap Growth Portfolio.
(b)	Formerly known as AXA/ClearBridge Large Cap Growth Portfolio.
(c)	Formerly known as AXA/Janus Enterprise Portfolio.
(d)	Purchases at Cost were adjusted to account for return of capital distributions from fund of funds investments, if applicable.

CharterSM Moderate

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (d)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Alternatives
1290 VT Convertible Securities Portfolio	227,673	2,125,464	647,702	(454,621)	(435)	365,054	2,683,166	80,631	64,492
1290 VT Energy Portfolio	28,114	103,246	70,547	(20,930)	(122)	11,740	164,481	4,186	1
1290 VT GAMCO Mergers & Acquisitions Portfolio	50,781	535,813	149,282	(83,719)	(47)	20,801	622,130	26,448	1,396
1290 VT Natural Resources Portfolio	20,310	130,831	38,091	(20,930)	(23)	7,837	155,806	7,731	—
1290 VT Real Estate Portfolio	30,654	276,218	78,813	(41,860)	126	42,878	356,175	16,176	1,918
Equity
1290 VT Equity Income Portfolio	—	—	—	—	—	—	—	—	—
1290 VT GAMCO Small Company Value Portfolio	12,498	582,065	197,386	(146,684)	392	113,857	747,016	5,885	18,885
1290 VT Low Volatility Global Equity Portfolio	30,597	305,366	87,732	(52,325)	268	50,230	391,271	10,693	1,140
1290 VT Micro Cap Portfolio	26,691	234,568	72,430	(66,395)	835	39,252	280,690	980	25,910
1290 VT SmartBeta Equity Portfolio	24,901	263,263	85,413	(52,325)	195	62,600	359,146	4,639	4,875
EQ/AB Small Cap Growth Portfolio(a)	38,442	558,317	199,774	(146,684)	378	90,243	702,028	2,136	61,021
EQ/BlackRock Basic Value Equity Portfolio	31,637	563,367	185,281	(94,184)	(75)	87,655	742,044	15,199	33,466
EQ/Capital Guardian Research Portfolio	55,102	1,149,744	495,215	(407,168)	1,003	199,859	1,438,653	11,070	156,910
EQ/ClearBridge Large Cap Growth Portfolio(b)	55,143	567,326	181,759	(130,184)	2,300	134,755	755,956	1,796	43,344
EQ/Emerging Markets Equity PLUS Portfolio	73,257	595,474	221,465	(187,084)	(250)	104,300	733,905	12,794	54
EQ/International Equity Index Portfolio	182,783	1,427,575	455,075	(357,693)	10	277,300	1,802,267	51,919	23
EQ/Invesco Comstock Portfolio	40,335	570,578	181,418	(133,184)	966	99,776	719,554	13,697	31,105

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (d)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/Janus Enterprise Portfolio(c)	50,499	847,685	279,381	(251,909)	1,016	228,287	1,104,460	1,971	64,892
EQ/MFS International Growth Portfolio	136,042	857,924	243,346	(172,044)	45	190,015	1,119,286	15,616	30,394
EQ/T. Rowe Price Growth Stock Portfolio*	13,444	570,948	152,999	(129,184)	(308)	159,842	754,297	—	16,380
Multimanager Mid Cap Value Portfolio	70,226	855,236	290,334	(194,544)	880	123,820	1,075,726	16,446	76,552
Fixed Income
1290 VT High Yield Bond Portfolio	146,252	1,163,521	345,262	(188,368)	(261)	82,810	1,402,964	72,020	8
EQ/Core Bond Index Portfolio	2,206	20,872	470	—	—	893	22,235	472	—
EQ/Global Bond PLUS Portfolio	237,355	1,864,076	628,962	(365,017)	67	86,639	2,214,727	23,328	14,103
EQ/Intermediate Government Bond Portfolio	210,264	1,838,091	665,009	(365,017)	68	45,568	2,183,719	39,378	—
EQ/PIMCO Global Real Return Portfolio	187,874	1,546,847	543,152	(287,158)	946	61,796	1,865,583	68,946	892
EQ/PIMCO Ultra Short Bond Portfolio	222,945	1,811,980	676,567	(293,017)	37	(468)	2,195,099	55,234	—
Multimanager Core Bond Portfolio	223,047	1,830,939	689,155	(375,482)	146	78,324	2,223,082	48,322	18,521

Total		23,197,334	7,862,022	(5,017,710)	8,157	2,765,663	28,815,466	607,713	666,282

(a)	Formerly known as AXA/AB Small Cap Growth Portfolio.
(b)	Formerly known as AXA/ClearBridge Large Cap Growth Portfolio.
(c)	Formerly known as AXA/Janus Enterprise Portfolio.
(d)	Purchases at Cost were adjusted to account for return of capital distributions from fund of funds investments, if applicable.

CharterSM Moderate Growth

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (d)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Alternatives
1290 VT Convertible Securities Portfolio	157,846	1,489,834	376,491	(264,008)	(62)	257,993	1,860,248	55,862	44,679
1290 VT Energy Portfolio	37,717	157,549	70,393	(21,832)	(15)	14,564	220,659	5,550	2
1290 VT GAMCO Mergers & Acquisitions Portfolio	57,354	614,212	137,300	(72,772)	(3)	23,925	702,662	29,506	1,660
1290 VT Natural Resources Portfolio	26,353	172,452	41,747	(21,832)	16	9,787	202,170	9,905	—
1290 VT Real Estate Portfolio	39,911	362,228	86,977	(43,663)	531	57,661	463,734	20,827	2,469
Equity
1290 VT GAMCO Small Company Value Portfolio	13,658	626,046	176,605	(110,050)	364	123,362	816,327	6,357	20,499
1290 VT Low Volatility Global Equity Portfolio	32,888	331,557	76,250	(43,663)	457	55,969	420,570	11,359	1,210
1290 VT Micro Cap Portfolio	31,314	266,416	84,259	(66,386)	23	44,990	329,302	1,136	30,055
1290 VT SmartBeta Equity Portfolio	30,323	326,203	75,191	(43,663)	358	79,258	437,347	5,579	5,932
EQ/AB Small Cap Growth Portfolio(a)	43,073	623,129	187,240	(125,050)	(437)	101,716	786,598	2,365	68,126
EQ/BlackRock Basic Value Equity Portfolio	34,192	641,444	179,315	(120,927)	95	102,051	801,978	16,229	35,724
EQ/Capital Guardian Research Portfolio	61,994	1,256,037	431,073	(289,077)	50	220,507	1,618,590	12,305	174,656
EQ/ClearBridge Large Cap Growth Portfolio(b)	60,447	645,712	176,893	(148,127)	643	153,557	828,678	1,948	47,583
EQ/Emerging Markets Equity PLUS Portfolio	82,677	645,858	180,581	(110,050)	(98)	111,985	828,276	14,271	62
EQ/International Equity Index Portfolio	202,487	1,592,338	404,495	(312,320)	(24)	312,065	1,996,554	56,827	—
EQ/Invesco Comstock Portfolio	44,610	628,965	176,520	(120,927)	30	111,219	795,807	14,957	34,200

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (d)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/Janus Enterprise Portfolio(c)	55,306	940,976	253,264	(248,113)	2,294	261,181	1,209,602	2,132	70,703
EQ/MFS International Growth Portfolio	146,118	947,210	231,625	(188,313)	(308)	211,969	1,202,183	16,580	34,616
EQ/T. Rowe Price Growth Stock Portfolio*	14,465	637,648	144,914	(147,127)	272	175,862	811,569	—	17,552
Multimanager Mid Cap Value Portfolio	78,884	944,170	283,758	(157,313)	(495)	138,222	1,208,342	18,254	85,075
Fixed Income
1290 VT High Yield Bond Portfolio	94,169	729,574	213,785	(94,604)	76	54,511	903,342	45,801	8
EQ/Core Bond Index Portfolio	1,544	14,610	330	—	—	624	15,564	330	—
EQ/Global Bond PLUS Portfolio	149,039	1,149,608	393,485	(211,545)	97	59,023	1,390,668	14,468	8,747
EQ/Intermediate Government Bond Portfolio	132,066	1,142,176	375,901	(178,545)	168	31,887	1,371,587	24,431	—
EQ/PIMCO Global Real Return Portfolio	117,769	964,173	317,297	(156,713)	1,191	43,494	1,169,442	42,684	585
EQ/PIMCO Ultra Short Bond Portfolio	140,221	1,170,059	354,982	(145,545)	14	1,095	1,380,605	34,308	—
Multimanager Core Bond Portfolio	138,999	1,144,232	407,243	(218,822)	502	52,230	1,385,385	31,065	11,396

Total		20,164,416	5,837,936	(3,660,987)	5,739	2,810,685	25,157,789	495,036	695,561

(a)	Formerly known as AXA/AB Small Cap Growth Portfolio.
(b)	Formerly known as AXA/ClearBridge Large Cap Growth Portfolio.
(c)	Formerly known as AXA/Janus Enterprise Portfolio.
(d)	Purchases at Cost were adjusted to account for return of capital distributions from fund of funds investments, if applicable.

All Asset Growth — Alt 20

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS:
Commodity
Invesco DB Gold Fund**	104,140	5,212,954	—	(1,272,456)	105,660	667,218	4,713,376	89,625	—
Invesco DB Silver Fund	103,180	2,658,326	—	(317,517)	800	302,379	2,643,988	34,419	—
INVESTMENT COMPANIES:
Alternatives
1290 VT GAMCO Mergers & Acquisitions Portfolio	1,294,273	15,334,604	3,095,828	(2,960,708)	6,261	380,575	15,856,560	680,973	248,385
1290 VT Natural Resources Portfolio	1,725,200	11,753,277	1,799,945	(1,037,750)	825	718,649	13,234,946	657,258	—
1290 VT Real Estate Portfolio	1,172,927	12,919,809	1,358,430	(2,637,750)	102,499	1,885,585	13,628,573	684,231	31,511
Equity
1290 VT Equity Income Portfolio	1,323,445	5,076,827	280,618	(461,222)	190	991,037	5,887,450	142,165	75,036
1290 VT GAMCO Small Company Value Portfolio	373,762	18,544,490	2,880,240	(2,804,583)	3,171	3,716,734	22,340,052	179,222	563,204
1290 VT Low Volatility Global Equity Portfolio	614,059	6,103,212	1,324,272	(634,180)	8,701	1,050,620	7,852,625	213,890	23,184
EQ/AB Small Cap Growth Portfolio(a)	1,289,508	19,249,049	4,279,026	(3,262,236)	8,447	3,274,902	23,549,188	87,873	2,045,413
EQ/BlackRock Basic Value Equity Portfolio	620,276	12,592,000	1,102,708	(1,095,403)	49,476	1,899,971	14,548,752	297,391	654,702
EQ/Emerging Markets Equity PLUS Portfolio	791,987	8,101,967	833,197	(2,266,833)	12,089	1,253,906	7,934,326	138,072	—
EQ/International Equity Index Portfolio	1,058,041	9,483,602	418,780	(1,214,791)	523	1,744,353	10,432,467	299,874	—

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/Invesco Comstock Portfolio	791,832	12,353,177	1,031,227	(1,395,403)	95,543	2,041,250	14,125,794	308,567	572,045
EQ/Janus Enterprise Portfolio(b)	69,372	1,596,194	107,979	(615,306)	75,306	353,062	1,517,235	3,544	88,581
EQ/JPMorgan Value Opportunities Portfolio	775,049	11,697,326	2,285,877	(2,478,055)	45,067	2,918,954	14,469,169	195,829	181,507
EQ/Loomis Sayles Growth Portfolio(c)	1,971,132	15,635,394	1,452,118	(2,576,014)	282,205	3,449,965	18,243,668	45,811	973,984
EQ/MFS International Growth Portfolio	2,904,896	22,021,697	1,306,625	(4,102,541)	256,936	4,417,305	23,900,022	332,942	712,090
EQ/T. Rowe Price Growth Stock Portfolio*	326,156	15,687,032	834,564	(2,576,014)	563,521	3,790,152	18,299,255	—	402,241
Fixed Income
1290 VT DoubleLine Opportunistic Bond Portfolio	677,917	6,534,111	1,034,950	(1,018,875)	(1,327)	319,384	6,868,243	213,605	—
1290 VT High Yield Bond Portfolio	1,038,045	9,305,394	1,022,608	(1,057,139)	(7,005)	693,865	9,957,723	511,628	—
EQ/Global Bond PLUS Portfolio	2,278,680	19,798,146	4,188,402	(3,671,930)	(31,850)	979,306	21,262,074	223,441	135,076
EQ/Intermediate Government Bond Portfolio	499,649	5,594,304	906,913	(1,461,222)	(482)	149,649	5,189,162	93,497	—
EQ/PIMCO Global Real Return Portfolio	1,282,398	12,515,993	2,701,535	(3,095,403)	78,859	533,169	12,734,153	469,634	6,288
EQ/PIMCO Ultra Short Bond Portfolio	628,734	6,214,063	726,932	(768,875)	(22)	18,384	6,190,482	155,588	—
Multimanager Core Bond Portfolio	606,912	6,371,576	273,259	(868,876)	1,387	271,676	6,049,022	151,626	50,289

Total		272,354,524	35,246,033	(45,651,082)	1,656,780	37,822,050	301,428,305	6,210,705	6,763,536

**	Not affiliated at December 31, 2019.
(a)	Formerly known as AXA/AB Small Cap Growth Portfolio.
(b)	Formerly known as AXA/Janus Enterprise Portfolio.
(c)	Formerly known as AXA/Loomis Sayles Growth Portfolio.

All Asset Growth-Alt 20 Combined Pro Forma (Unaudited)

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (e)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS:
Commodity
Invesco DB Gold Fund**	104,140	5,212,954	—	(1,272,456)	105,660	667,218	4,713,376	89,625	—
Invesco DB Silver Fund	103,180	2,658,326	—	(317,517)	800	302,379	2,643,988	34,419	—
INVESTMENT COMPANIES:
Alternatives
1290 VT Convertible Securities Portfolio	517,908	4,429,978	1,796,690	(902,841)	(323)	780,136	6,103,642	180,726	145,618
1290 VT Energy Portfolio	184,993	571,650	568,881	(116,614)	(394)	58,770	1,082,293	27,284	3
1290 VT GAMCO Mergers & Acquisitions Portfolio	1,447,744	16,792,826	3,681,906	(3,179,193)	6,230	435,011	17,736,780	760,272	252,324
1290 VT Natural Resources Portfolio	1,861,568	12,390,782	2,289,188	(1,154,364)	832	754,778	14,281,102	708,655	—
1290 VT Real Estate Portfolio	1,345,663	14,164,239	2,150,325	(2,852,864)	103,350	2,070,578	15,635,628	774,569	42,223
Equity
1290 VT Equity Income Portfolio	1,323,445	5,076,827	280,618	(461,222)	190	991,037	5,887,450	142,165	75,036
1290 VT GAMCO Small Company Value Portfolio	420,445	20,373,921	3,875,825	(3,211,078)	3,384	4,088,306	25,130,358	201,025	632,596
1290 VT Low Volatility Global Equity Portfolio	727,115	7,073,378	1,798,187	(797,048)	9,623	1,214,236	9,298,376	253,036	27,361
1290 VT Micro Cap Portfolio	107,478	758,495	418,398	(181,549)	1,023	133,890	1,130,257	3,916	103,502
1290 VT SmartBeta Equity Portfolio	100,721	918,254	468,432	(162,868)	600	228,259	1,452,677	18,598	19,244
EQ/AB Small Cap Growth Portfolio(a)	1,439,458	21,045,187	5,355,434	(3,691,731)	9,966	3,568,739	26,287,595	96,134	2,278,172
EQ/BlackRock Basic Value Equity Portfolio	739,275	14,420,336	2,147,808	(1,470,175)	49,643	2,192,302	17,339,914	354,072	779,520
EQ/Capital Guardian Research Portfolio	212,530	3,656,606	2,326,665	(1,062,409)	(365)	628,402	5,548,899	42,340	588,255
EQ/ClearBridge Large Cap Growth Portfolio (b)	207,767	1,842,005	1,011,069	(467,272)	2,975	459,520	2,848,297	6,700	158,364
EQ/Emerging Markets Equity PLUS Portfolio	1,073,293	9,999,724	1,856,490	(2,736,578)	11,673	1,621,208	10,752,517	186,761	116

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (e)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/International Equity Index Portfolio	1,752,187	14,058,744	2,847,894	(2,322,583)	402	2,692,400	17,276,857	495,391	45
EQ/Invesco Comstock Portfolio	945,277	14,175,879	2,062,215	(1,848,975)	97,175	2,376,867	16,863,161	360,220	687,775
EQ/Janus Enterprise Portfolio(c)	259,748	4,330,133	1,583,031	(1,421,512)	79,702	1,109,608	5,680,962	10,911	329,603
EQ/JPMorgan Value Opportunities Portfolio	775,049	11,697,326	2,285,877	(2,478,055)	45,067	2,918,954	14,469,169	195,829	181,507
EQ/Loomis Sayles Growth Portfolio(d)	1,971,132	15,635,394	1,452,118	(2,576,014)	282,205	3,449,965	18,243,668	45,811	973,984
EQ/MFS International Growth Portfolio	3,412,292	24,786,293	2,681,079	(4,725,182)	256,927	5,075,500	28,074,617	390,709	817,299
EQ/T. Rowe Price Growth Stock Portfolio*	376,637	17,525,469	1,740,753	(3,036,086)	563,973	4,337,392	21,131,501	—	462,427
Multimanager Mid Cap Value Portfolio	268,880	2,734,731	1,563,335	(569,341)	1,129	388,854	4,118,708	62,448	289,410
Fixed Income
1290 VT DoubleLine Opportunistic Bond Portfolio	677,917	6,534,111	1,034,950	(1,018,875)	(1,327)	319,384	6,868,243	213,605	—
1290 VT High Yield Bond Portfolio	1,333,613	11,486,837	1,860,251	(1,395,133)	(7,108)	848,194	12,793,041	656,309	16
EQ/Core Bond Index Portfolio	4,565	43,198	974	—	—	1,846	46,018	977	—
EQ/Global Bond PLUS Portfolio	2,752,776	23,257,735	5,665,866	(4,350,368)	(31,678)	1,144,254	25,685,809	269,763	163,081
EQ/Intermediate Government Bond Portfolio	919,617	9,023,999	2,398,579	(2,106,660)	(143)	235,012	9,550,787	171,676	—
EQ/PIMCO Global Real Return Portfolio	1,655,703	15,407,496	3,935,291	(3,626,523)	81,552	643,250	16,441,066	605,824	8,000
EQ/PIMCO Ultra Short Bond Portfolio	1,074,735	9,643,815	2,214,967	(1,291,709)	25	14,687	10,581,781	265,429	—
Multimanager Core Bond Portfolio	1,049,953	9,796,963	1,816,985	(1,570,626)	2,162	419,274	10,464,758	244,751	86,856

Total		331,523,611	65,170,081	(58,375,421)	1,674,930	46,170,210	386,163,295	7,869,950	9,102,337

**	Not affiliated at December 31, 2019.
(a)	Formerly known as AXA/AB Small Cap Growth Portfolio.
(b)	Formerly known as AXA/ClearBridge Large Cap Growth Portfolio.
(c)	Formerly known as AXA/Janus Enterprise Portfolio.
(d)	Formerly known as AXA/Loomis Sayles Growth Portfolio.
(e)	Purchases at Cost were adjusted to account for return of capital distributions from fund of funds investments, if applicable.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities						Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
	CharterSM Aggressive Growth	CharterSM Growth	CharterSM Moderate	CharterSM Moderate Growth	All Asset Growth - Alt 20	All Asset Growth - Alt 20 Combined Pro Forma	CharterSM Aggressive Growth	CharterSM Growth	CharterSM Moderate	CharterSM Moderate Growth	All Asset Growth - Alt 20	All Asset Growth - Alt 20 Combined Pro Forma
Assets:
Exchange Traded Funds
Exchange Traded Funds	$2,485,093	$4,797,092	$8,454,661	$6,768,984	$44,039,911	$66,545,741	$—	$—	$—	$—	$—	$—
Investment Companies
Investment Companies	1,302,852	2,412,676	3,154,996	3,101,550	—	9,972,074	10,948,431	19,813,304	28,815,466	25,157,788	294,070,941	378,805,930
Short-Term Investments
Repurchase Agreements	—	—	—	—	—	—	—	—	—	—	3,045,917	3,045,917

Total Assets	$3,787,945	$7,209,768	$11,609,657	$9,870,534	$44,039,911	$76,517,815	$10,948,431	$19,813,304	$28,815,466	$25,157,788	$297,116,858	$381,851,847

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total	$3,787,945	$7,209,768	$11,609,657	$9,870,534	$44,039,911	$76,517,815	$10,948,431	$19,813,304	$28,815,466	$25,157,788	$297,116,858	$381,851,847

Investment Type	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) Inputs						Total
	CharterSM Aggressive Growth	CharterSM Growth	CharterSM Moderate	CharterSM Moderate Growth	All Asset Growth - Alt 20	All Asset Growth - Alt 20 Combined Pro Forma	CharterSM Aggressive Growth	CharterSM Growth	CharterSM Moderate	CharterSM Moderate Growth	All Asset Growth - Alt 20	All Asset Growth - Alt 20 Combined Pro Forma
Assets:
Exchange Traded Funds
Exchange Traded Funds	$—	$—	$—	$—	$—	$—	$2,485,093	$4,797,092	$8,454,661	$6,768,984	$44,039,911	$66,545,741
Investment Companies
Investment Companies	—	—	—	—	—	—	12,251,283	22,225,980	31,970,462	28,259,338	294,070,941	388,778,004
Short-Term Investments
Repurchase Agreements	—	—	—	—	—	—	—	—	—	—	3,045,917	3,045,917

Total Assets	$—	$—	$—	$—	$—	$—	$14,736,376	$27,023,072	$40,425,123	$35,028,322	$341,156,769	$458,369,662

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$14,736,376	$27,023,072	$40,425,123	$35,028,322	$341,156,769	$458,369,662

The Portfolios held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

	CharterSM Aggressive Growth	CharterSM Growth	CharterSM Moderate	CharterSM Moderate Growth	All Asset Growth-Alt 20	All Asset Growth-Alt 20 Combined Pro Forma
Cost of Purchases:
Long-term investments other than U.S. government debt securities	$8,290,876	$12,991,102	$9,630,385	$7,304,987	$37,044,812	$75,262,162
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,671,834	$2,925,866	$5,598,572	$4,042,230	$46,364,748	$60,603,250

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

	CharterSM Aggressive Growth	CharterSM Growth	CharterSM Moderate	CharterSM Moderate Growth	All Asset Growth- Alt 20	All Asset Growth-Alt 20 Combined Pro Forma
Aggregate gross unrealized appreciation	$762,429	$1,584,935	$2,253,820	$2,534,294	$60,132,951	$67,268,429
Aggregate gross unrealized depreciation	(285,076)	(410,501)	(396,182)	(345,878)	(2,907,587)	(4,345,224)

Net unrealized appreciation . . . .	$477,353	$1,174,434	$1,857,638	$2,188,416	$57,225,364	$62,923,205

Federal income tax cost of investments in securities and derivative instruments, if applicable	$14,259,023	$25,848,638	$38,567,485	$32,839,906	$283,931,405	$395,446,457

EQ ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019 (Unaudited)

	CharterSM Aggressive Growth	CharterSM Growth	CharterSM Moderate	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustments		All Asset Growth - Alt 20 Combined Pro Forma
Investments in Securities at Cost, Affiliated Issuers	$10,457,602	$18,712,270	$27,134,833	$23,236,199	$250,300,064	$—		$329,840,968
Investments in Securities at Cost, Unaffiliated Issuers	$3,822,273	$7,187,807	$11,464,161	$9,629,924	$31,704,200	$—		$63,808,365
Investments in Securities at Cost, Repurchase Agreements	$—	$—	$—	$—	$3,045,917	$—		$3,045,917
ASSETS
Investments in Securities at value, Affiliated Issuers (x)	$10,948,431	$19,813,304	$28,815,466	$25,157,789	$296,714,929	—		$381,449,919
Investments in Securities at value, Unaffiliated Issuers (x)	3,787,945	7,209,768	11,609,657	9,870,533	41,395,923	—		73,873,826
Investments in Securities at value, Repurchase Agreements	—	—	—	—	3,045,917	—		3,045,917
Cash	118,095	219,551	348,455	302,468	1,558,346	—		2,546,915
Receivable from investment manager	15,731	12,124	11,803	11,142		—		50,800
Receivable from Portfolio shares sold	—	—	1,066	—	42,370	—		43,436
Due from Custodian	10,500	—	—	—	—	—		10,500
Securities lending income receivable	—	—	—	—	4,342	—		4,342
Dividends, interest, and other receivables	42	192	524	345	—	—		1,103
Other assets	33	69	149	135	1,377	—		1,763

Total assets	14,880,777	27,255,008	40,787,120	35,342,412	342,763,204	—		461,028,521

LIABILITIES
Payable for return of collateral on securities loaned	—	—	—	—	3,045,917	—		3,045,917
Payable for Portfolio shares redeemed	464	867	1,330	1,146	605,806	—		609,613
Payable for securities purchased	65,278	88,370	48,194	67,906	33,380	—		303,128
Distribution fees payable — Class B/IB	3,050	5,638	8,556	7,335	64,401	—		88,980
Administrative fees payable	—	—	—	—	34,993	—		34,993
Investment management fees payable	—	—	—	—	28,464	—		28,464
Distribution fees payable — Class IA	—	—	—	—	6,137	—		6,137
Trustees’ fees payable	72	136	794	144	1,137	—		2,283
Accrued expenses	66,396	61,078	77,785	70,764	112,565	—		388,588

Total liabilities	135,260	156,089	136,659	147,295	3,932,800	—		4,508,103

NET ASSETS	$14,745,517	$27,098,919	$40,650,461	$35,195,117	$338,830,404	$—		$456,520,418

Net assets were comprised of:
Paid in capital	$13,921,792	$25,348,066	$38,166,711	$32,351,531	275,384,646			385,174,869
Total distributable earnings (loss)	823,725	1,750,853	2,483,750	2,843,586	63,445,758			71,345,549

Net Assets	$14,745,517	$27,098,919	$40,650,461	$35,195,117	$338,830,404	$—		$456,520,418

Class IA Shares:
Net Assets	$—	$—	$—	$—	$28,759,231	$—		$28,759,231
Shares outstanding	—	—	—	—	1,378,948	—		1,378,948
Net asset value, offering and redemption price per share	$—	$—	$—	$—	$20.86			$20.86
Class B/IB Shares:
Net Assets	$14,745,517	$27,098,919	$40,650,461	$35,195,117	$307,078,223			$424,768,237
Shares outstanding	1,306,267	2,461,226	3,764,111	3,201,268	14,681,237	(5,107,154	) (a)	20,306,955
Net asset value, offering and redemption price per share	$11.29	$11.01	$10.80	$10.99	$20.92			$20.92
Class K Shares:
Net Assets	$—	$—	$—	$—	$2,992,950	—		$2,992,950
Shares outstanding	—	—	—	—	143,832	—		143,832
Net asset value, offering and redemption price per share	$—	$—	$—	$—	$20.81			$20.81
(x) Includes value of securities on loan of:	$—	$—	$—	$—	$6,408,591	$—		$6,408,591

(a)	Reflects retired shares of the Acquired Portfolios.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019 (Unaudited)

	CharterSM Aggressive Growth	CharterSM Growth	CharterSM Moderate	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustments		All Asset Growth - Alt 20 Combined Pro Forma
Dividend income received from Affiliates	$191,484	$365,012	$607,713	$495,036	$6,210,705	—		$7,869,950
INVESTMENT INCOME
Dividends	$267,234	$537,444	$972,257	$796,557	$7,092,815	—		$9,666,307
Interest	1,595	2,620	3,899	3,860	21,001	—		32,975
Securities lending (net)	—	—	—	—	74,880	—		74,880

Total income	268,829	540,064	976,156	800,417	7,188,696	—		9,774,162

EXPENSES
Distribution fees — Class B/Class IB	23,553	48,486	91,211	81,302	741,032	—		985,584
Custodian fees	162,000	163,000	180,000	174,999	146,000	(679,999	) (b)	146,000
Administrative fees	32,518	32,527	44,934	40,049	404,189	—		554,217
Investment management fees	14,132	29,092	54,727	48,781	328,136	(35,755	) (a)	439,113
Professional fees	39,878	40,263	40,899	40,743	35,996	(159,785	) (b)	37,994
Printing and mailing expenses	21,490	22,531	24,243	23,930	43,455	(90,552	) (b)	45,097
Distribution fees — Class IA	—	—	—	—	72,172	—		72,172
Trustees’ fees	254	550	1,138	1,020	10,563	(557	) (b)	12,968
Tax expense	—	780	1,886	2,123	—	(4,789	) (d)	—
Miscellaneous	131	308	452	492	4,430	(1,383	) (b)	4,430

Gross expenses	293,956	337,537	439,490	413,439	1,785,973	(972,820)		2,297,575

Less: Waiver from investment manager	(46,650)	(61,619)	(99,661)	(88,830)	—	296,760	(c)	—
Reimbursement from investment manager	(183,625)	(149,398)	(130,573)	(119,297)	—	582,893	(c)	—

Net expenses	63,681	126,520	209,256	205,312	1,785,973	(93,167)		2,297,575

NET INVESTMENT INCOME (LOSS)	205,148	413,544	766,900	595,105	5,402,723	93,167		7,476,587

Realized gain (loss) from affiliates	3,160	980	8,157	5,739	1,656,780	—		1,674,816
Net distributions of realized gain received from affiliates	—	606,577	666,282	695,561	6,763,536	—		9,102,337
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	4,151	1,298	7,948	7,261	1,732,900	—		1,753,558
Net distributions of realized gain received from underlying funds	391,426	645,241	707,118	748,831	6,763,536	—		9,256,152

Net realized gain (loss)	395,577	646,539	715,066	756,092	8,496,436	—		11,009,710

Change in unrealized appreciation (depreciation) from affiliates	981,166	1,790,624	2,765,663	2,810,685	37,822,050	—		46,170,188
Change in unrealized appreciation (depreciation) on:
Investments in securities	1,208,149	2,200,517	3,470,215	3,494,173	42,679,704	—		53,052,758

Net change in unrealized appreciation (depreciation)	1,208,149	2,200,517	3,470,215	3,494,173	42,679,704	—		53,052,758

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,603,726	2,847,056	4,185,281	4,250,265	51,176,140	—		64,062,468

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,808,874	$3,260,600	$4,952,181	$4,845,370	$56,578,863	$93,167		$71,539,056

(a)	Reflects adjustment in expenses due to effects of the contract rate.
(b)	Reflects adjustment in expenses due to elimination of duplicative expenses.
(c)	Reflects eliminination of waiver and reimbursement due to expense adjustments.
(d)	Reflects adjustment made to eliminate non-recurring expenses

Note that the Reorganization expenses for the CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Portfolio, and CharterSM Moderate Growth Portfolio, which are estimated to be $602, $983, $14,524, and $13,843 respectively exceed the expense limit for each Portfolio and will be paid by FMG LLC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

As of December 31, 2019

NOTE 1 — BASIS OF COMBINATION AND SIGNIFICANT ACCOUNTING POLICIES:

EQ Advisors Trust (the “Trust’) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the investment company act of 1940, as amended, as an open-end management investment company with numerous portfolios. The Board of Trustees (the “Board”) of the Trust and of the AXA Premier VIP Trust (“VIP Trust”) approved proposed Agreements and Plans of Reorganization and Termination (each a “Reorganization Plan”) on December 4-5, 2019 that provide for the transfer of all assets of the CharterSM Aggressive Growth Portfolio (“Aggressive Growth Portfolio”), CharterSM Growth Portfolio (“Growth Portfolio”), CharterSM Moderate Growth Portfolio (“Moderate Growth Portfolio”), and CharterSM Moderate Portfolio (“Moderate Portfolio”), each a series of the VIP Trust (each an “Acquired Portfolio” and together the “Acquired Portfolios”) to the All Asset Growth-Alt 20 Portfolio, a series of the Trust (“Alt 20 Portfolio”), and the assumption by Alt 20 Portfolio of all of the liabilities of the Acquired Portfolios in exchange for shares of the Alt 20 Portfolio having an aggregate value equal to the net assets of the Acquired Portfolios, the distribution of the Alt 20 Portfolio shares to the Acquired Portfolios’ shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Acquired Portfolio.

The Aggressive Growth Portfolio’s annual contractual management fee equals 0.15% of average daily net assets. The Growth Portfolio’s annual contractual management fee equals 0.15% of average daily net assets. The Moderate Growth Portfolio’s annual contractual management fee equals 0.15% of average daily net assets. The Moderate Portfolio’s annual contractual management fee equals 0.15% of average daily net assets. The Alt 20 Portfolio’s annual contractual management fee equals 0.10% of average daily net assets. The Reorganization Plan is subject to the approval of the Acquired Portfolios’ shareholders. A special meeting of shareholders of the Acquired Portfolios will be held on or about May 22, 2020.

The Reorganizations of the Aggressive Growth Portfolio, the Growth Portfolio, Moderate Growth Portfolio, and Moderate Portfolio into the Alt 20 Portfolio will be accounted for as taxable reorganizations of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2019. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of the Alt 20 Portfolio and the Acquired Portfolios at December 31, 2019. The unaudited pro forma combined statement of operations reflects the results of operations of the Alt 20 Portfolio as if it had acquired the Acquired Portfolios at the beginning of the year ended December 31, 2019. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will not be carried forward to the surviving entity and results of operations of the Alt 20 Portfolio for pre-combination periods will not be restated. The adjustments to the Statement of Assets and Liabilities give effect to all events that are directly attributable to this transaction.

The unaudited pro forma combined portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information, each of the Portfolios has substantially the same significant policies as detailed in the historical financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganization, the Alt 20 Portfolio is the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies.” The legal survivor normally is considered the accounting survivor of a reorganization. In this case, the Alt 20 Portfolio is the legal survivor. Other criteria include:

a.)	Portfolio Management — The merged entity will be managed by the Manager, Advisers and portfolio managers to the Alt 20 Portfolio in a manner consistent with the current management style.

b.)	Portfolio Composition — The merged entity’s portfolio holdings are expected to be consistent with the Alt 20 Portfolio’s current investment strategies and will more closely resemble the current portfolio holdings of the Alt 20 Portfolio than those of the Acquired Portfolios.

c.)	Investment Objective, Policies and Restrictions — The merged entity’s investment objective, policies and fundamental and non-fundamental investment restrictions will be the same as the Alt 20 Portfolio’s current investment objective, policies and fundamental and non-fundamental investment restrictions.

d.)	Expense Structure and Expense Ratios — The merged entity’s expense structure will be lower than that of Alt 20 Portfolio. The expense ratio of the merged entity will be lower than that of the Alt 20 Portfolio and lower than the Acquired Portfolios.

e.)	Asset Size — The Alt 20 Portfolio is significantly larger than the Acquired Portfolios.

NOTE 2 — SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the Acquired Portfolios by the Alt 20 Portfolio as of December 31, 2019. The number of additional shares issued was calculated based on the net assets of the Acquired Portfolios and net asset value per share of the Alt 20 Portfolio at December 31, 2019.

NOTE 3 — VALUATION:

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio will be valued at the net asset value (“NAV”) of the shares of such funds as described in the underlying funds’ prospectuses.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), which will value the assets in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board.

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub- Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Portfolio’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

NOTE 4 — FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS:

Each Portfolio, as well as the Acquiring Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required.

The estimated percentage of the holdings of the Acquired Portfolio that will be sold in connection with its respective Reorganization is 100%. The estimated portfolio transaction costs of the Reorganizations of the Aggressive Growth Portfolio, Growth Portfolio, Moderate Growth Portfolio and Moderate Portfolio are $571, $973, $1,221, and $1,390, respectively. These are estimated amounts and are subject to change. These amounts have not been adjusted in the pro forma Statement of Assets and Liabilities, nor Statement of Operations. Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in shares of the Acquired Portfolios will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

NOTE 5 — UNAUDITED PRO FORMA COMBINED ADJUSTMENTS:

The accompanying unaudited pro forma combined financial statements reflect changes in the Alt 20 Portfolio’s shares as if the merger had taken place on December 31, 2019. The Acquired Portfolio will bear the expenses of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting) which are estimated at approximately $29,952 ($602, $983, $14,524, $13,843 for Aggressive Growth Portfolio, Growth Portfolio, Moderate Portfolio, and Moderate Growth Portfolio, respectively). To the extent that Reorganization expenses exceed the Acquired Portfolios’ expense limitations set forth in their expense limitation arrangements, they will be paid by FMG LLC.

NOTE 6 — REIMBURSEMENT OF WAIVED FEES AND EXPENSES

Under the terms of an Expense Limitation Agreement, the Acquiring Portfolio may, at a later date, reimburse to FMG LLC the amount of management fees waived or other expenses assumed and paid for by FMG LLC pursuant to the Expense Limitation Agreement within three years of payments or waivers being recorded, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit specified in the Expense Limitation Agreement. Consequently, no reimbursement will be made unless the Acquiring Portfolio’s total annual expense ratio is less than the percentage set forth in the Expense Limitation Agreement for the period. At December 31, 2019, under the Expense Limitation Agreement there are no amounts that would be recoverable from the Acquiring Portfolio.

CharterSM Moderate Growth Portfolio merging into All Asset Growth-Alt 20 Portfolio

The following tables set forth the pro forma Portfolio of Investments as of December 31, 2019, the pro forma condensed Statement of Assets and Liabilities as of December 31, 2019, and the pro forma condensed Statement of Operations for the one year period ended December 31, 2019 for the CharterSM Moderate Growth Portfolio (“Moderate Growth Portfolio”) and the All Asset Growth-Alt 20 Portfolio, as adjusted giving effect to the Reorganization.

The pro forma Portfolio of Investments contains information about the securities holdings of the combined Portfolio as of December 31, 2019, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions.

AXA PREMIER VIP TRUST

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2019 (Unaudited)

	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
EXCHANGE TRADED FUNDS:
Commodity (6.3%)
Invesco DB Base Metals Fund	6,660	—	—	6,660	99,500	—	—	99,500
Invesco DB Commodity Index Tracking Fund	10,950	—	—	10,950	174,653	—	—	174,653
Invesco DB Gold Fund‡	6,130	104,140	—	110,270	277,444	4,713,376	—	4,990,820
Invesco DB Precious Metals Fund	—	57,250	—	57,250	—	2,381,886	—	2,381,886
Invesco DB Silver Fund‡	1,350	103,180	—	104,530	34,594	2,643,988	—	2,678,582
iShares Gold Trust*	—	910,100	—	910,100	—	13,196,450	—	13,196,450

					586,191	22,935,700	—	23,521,891

Equity (4.3%)
Invesco S&P 500 BuyWrite ETF	17,580	—	—	17,580	378,673	—	—	378,673
iShares China Large-Cap ETF(x)	—	39,905	—	39,905	—	1,741,055	—	1,741,055
iShares Global Infrastructure ETF	8,680	—	—	8,680	415,859	—	—	415,859
iShares International Developed Property ETF	—	87,380	—	87,380	—	3,386,150	—	3,386,150
iShares Micro-Cap ETF	940	—	—	940	93,521	—	—	93,521
iShares MSCI EAFE Small-Cap ETF(x)	7,520	88,160	—	95,680	468,345	5,490,605	—	5,958,950
iShares U.S. Oil & Gas Exploration & Production ETF(x)	5,170	29,850	—	35,020	287,090	1,657,570	—	1,944,660
SPDR S&P Emerging Asia Pacific ETF(x)	—	5,490	—	5,490	—	567,568	—	567,568

	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
SPDR S&P Emerging Markets SmallCap ETF(x)	—	36,395	—	36,395	—	1,676,354	—	1,676,354

					1,643,488	14,519,302	—	16,162,790

Fixed Income (2.9%)
iShares Floating Rate Bond ETF	21,370	—	—	21,370	1,088,161	—	—	1,088,161
iShares International Treasury Bond ETF	1,730	—	—	1,730	86,794	—	—	86,794
iShares JP Morgan USD Emerging Markets Bond ETF	11,570	57,480	—	69,050	1,325,459	6,584,909	—	7,910,368
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	17,450	—	—	17,450	470,103	—	—	470,103
Vanguard Short-Term Inflation-Protected Securities ETF	3,450	—	—	3,450	170,016	—	—	170,016
Vanguard Total International Bond ETF	18,550	—	—	18,550	1,049,559	—	—	1,049,559

					4,190,092	6,584,909	—	10,775,001

Specialty (0.1%)
Invesco DB G10 Currency Harvest Fund	14,365	—	—	14,365	349,213	—	—	349,213

Total Exchange Traded Funds (13.6%) (Cost $40,973,891)					6,768,984	44,039,911	—	50,808,895

INVESTMENT COMPANIES:
Alternatives (12.6%)
1290 VT Convertible Securities Portfolio‡	157,846	—	—	157,846	1,860,248	—	—	1,860,248
1290 VT Energy Portfolio‡	37,717	—	—	37,717	220,659	—	—	220,659
1290 VT GAMCO Mergers & Acquisitions Portfolio‡	57,354	1,294,273	—	1,351,627	702,662	15,856,560	—	16,559,222

	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
1290 VT Natural Resources Portfolio‡	26,353	1,725,200	—	1,751,553	202,170	13,234,946	—	13,437,116
1290 VT Real Estate Portfolio‡	39,911	1,172,927	—	1,212,838	463,734	13,628,573	—	14,092,307
AQR Managed Futures Strategy Fund, Institutional Class	51,581	—	—	51,581	428,643	—	—	428,643
BlackRock Global Long/Short Credit Fund, Institutional Class, Class Institutional	43,181	—	—	43,181	428,783	—	—	428,783
Franklin K2 Alternative Strategies Fund, Advisor Class	14,068	—	—	14,068	162,208	—	—	162,208

					4,469,107	42,720,079	—	47,189,186

Equity (53.2%)
1290 VT Equity Income Portfolio‡	—	1,323,445	—	1,323,445	—	5,887,450	—	5,887,450
1290 VT GAMCO Small Company Value Portfolio‡	13,658	373,762	—	387,420	816,327	22,340,052	—	23,156,379
1290 VT Low Volatility Global Equity Portfolio‡	32,888	614,059	—	646,947	420,570	7,852,625	—	8,273,195
1290 VT Micro Cap Portfolio‡	31,314	—	—	31,314	329,302	—	—	329,302
1290 VT SmartBeta Equity Portfolio‡	30,323	—	—	30,323	437,347	—	—	437,347
EQ/AB Small Cap Growth Portfolio‡	43,073	1,289,508	—	1,332,581	786,598	23,549,188	—	24,335,786
EQ/BlackRock Basic Value Equity Portfolio‡	34,192	620,276	—	654,468	801,978	14,548,752	—	15,350,730
EQ/Capital Guardian Research Portfolio‡	61,994	—	—	61,994	1,618,590	—	—	1,618,590
EQ/ClearBridge Large Cap Growth Portfolio‡	60,447	—	—	60,447	828,678	—	—	828,678

	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
EQ/Emerging Markets Equity PLUS Portfolio‡	82,677	791,987	—	874,664	828,276	7,934,326	—	8,762,602
EQ/International Equity Index Portfolio‡	202,487	1,058,041	—	1,260,528	1,996,554	10,432,467	—	12,429,021
EQ/Invesco Comstock Portfolio‡	44,610	791,832	—	836,442	795,807	14,125,794	—	14,921,601
EQ/Janus Enterprise Portfolio‡	55,306	69,372	—	124,678	1,209,602	1,517,235	—	2,726,837
EQ/JPMorgan Value Opportunities Portfolio‡	—	775,049	—	775,049	—	14,469,169	—	14,469,169
EQ/Loomis Sayles Growth Portfolio‡	—	1,971,132	—	1,971,132	—	18,243,668	—	18,243,668
EQ/MFS International Growth Portfolio‡	146,118	2,904,896	—	3,051,014	1,202,183	23,900,022	—	25,102,205
EQ/T. Rowe Price Growth Stock Portfolio*‡	14,465	326,156	—	340,621	811,569	18,299,255	—	19,110,824
Financial Investors Trust - Listed Private Equity Fund, Institutional Class	68,644	—	—	68,644	507,278	—	—	507,278
MSIF Frontier Markets Portfolio, Institutional Class	23,137	—	—	23,137	395,650	—	—	395,650
Multimanager Mid Cap Value Portfolio‡	78,884	—	—	78,884	1,208,342	—	—	1,208,342
Templeton Emerging Markets Small Cap Fund, Advisor Class	29,223	—	—	29,223	383,993	—	—	383,993
Templeton Global Smaller Companies Fund, Advisor Class	37,679	—	—	37,679	365,490	—	—	365,490

					15,744,134	183,100,003	—	198,844,137

Fixed Income (20.4%)
1290 VT DoubleLine Opportunistic Bond Portfolio‡	—	677,917	—	677,917	—	6,868,243	—	6,868,243

	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
1290 VT High Yield Bond Portfolio‡	94,169	1,038,045	—	1,132,214	903,342	9,957,723	—	10,861,065
Eaton Vance Floating-Rate Fund, Institutional Class	26,569	—	—	26,569	235,140	—	—	235,140
EQ/Core Bond Index Portfolio‡	1,544	—	—	1,544	15,564	—	—	15,564
EQ/Global Bond PLUS Portfolio‡	149,039	2,278,680	—	2,427,719	1,390,668	21,262,074	—	22,652,742
EQ/Intermediate Government Bond Portfolio‡	132,066	499,649	—	631,715	1,371,587	5,189,162	—	6,560,749
EQ/PIMCO Global Real Return Portfolio‡	117,769	1,282,398	—	1,400,167	1,169,442	12,734,153	—	13,903,595
EQ/PIMCO Ultra Short Bond Portfolio‡	140,221	628,734	—	768,955	1,380,605	6,190,482	—	7,571,087
Multimanager Core Bond Portfolio‡	138,999	606,912	—	745,911	1,385,385	6,049,022	—	7,434,407
PIMCO International Bond Fund Unhedged, Institutional Class	19,996	—	—	19,996	194,364	—	—	194,364

					8,046,097	68,250,859	—	76,296,956

Total Investment Companies (86.2%) (Cost $273,896,496)					28,259,338	294,070,941	—	322,330,279

SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.8%)
Citigroup Global Markets Ltd.,1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,446,053, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $1,474,836. (xx)	—	1,445,917	—	1,445,917	—	1,445,917	—	1,445,917

	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Citigroup Global Markets Ltd.,1.70%, dated 12/31/19, due 1/2/20, repurchase price $300,028, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $306,000. (xx)	—	300,000	—	300,000	—	300,000	—	300,000
Deutsche Bank AG,2.75%, dated 12/31/19, due 1/2/20, repurchase price $200,031, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $204,001. (xx)	—	200,000	—	200,000	—	200,000	—	200,000
Deutsche Bank Securities, Inc.,1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)	—	1,000,000	—	1,000,000	—	1,000,000	—	1,000,000

	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
NBC Global Finance Ltd.,1.71%, dated 12/31/19, due 1/2/20, repurchase price $100,010, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $108,889. (xx)	—	100,000	—	100,000	—	100,000	—	100,000

Total Short-Term Investments (0.8%) (Cost $3,045,917)					—	3,045,917	—	3,045,917

Total Investments in Securities (100.6%) (Cost $317,916,304)					35,028,322	341,156,769	—	376,185,091

Other Assets less Liabilities (-0.6%)					166,795	(2,326,365)		(2,159,570)

Net Assets (100.0%)					35,195,117	338,830,404	—	374,025,521

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)	At December 31, 2019, the Portfolio had loaned securities with a total value of $6,408,591. This was collateralized by $3,504,068 of various U.S. Government Treasury Securities, ranging from 0.000% – 5.375%, maturing 1/16/20 – 5/15/48 and by cash of $3,045,917 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

The holdings in affiliated Investment Companies are all Class K shares except Invesco DB Gold Fund and Invesco DB Silver Fund.

As of December 31, 2019, all securities held by the Acquired Portfolio would comply with the investment policies and restrictions of the Acquiring Portfolio.

CharterSM Moderate Growth

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (d)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Alternatives
1290 VT Convertible Securities Portfolio	157,846	1,489,834	376,491	(264,008)	(62)	257,993	1,860,248	55,862	44,679
1290 VT Energy Portfolio	37,717	157,549	70,393	(21,832)	(15)	14,564	220,659	5,550	2
1290 VT GAMCO Mergers & Acquisitions Portfolio	57,354	614,212	137,300	(72,772)	(3)	23,925	702,662	29,506	1,660
1290 VT Natural Resources Portfolio	26,353	172,452	41,747	(21,832)	16	9,787	202,170	9,905	—
1290 VT Real Estate Portfolio	39,911	362,228	86,977	(43,663)	531	57,661	463,734	20,827	2,469
Equity
1290 VT GAMCO Small Company Value Portfolio	13,658	626,046	176,605	(110,050)	364	123,362	816,327	6,357	20,499
1290 VT Low Volatility Global Equity Portfolio	32,888	331,557	76,250	(43,663)	457	55,969	420,570	11,359	1,210
1290 VT Micro Cap Portfolio	31,314	266,416	84,259	(66,386)	23	44,990	329,302	1,136	30,055
1290 VT SmartBeta Equity Portfolio	30,323	326,203	75,191	(43,663)	358	79,258	437,347	5,579	5,932
EQ/AB Small Cap Growth Portfolio(a)	43,073	623,129	187,240	(125,050)	(437)	101,716	786,598	2,365	68,126
EQ/BlackRock Basic Value Equity Portfolio	34,192	641,444	179,315	(120,927)	95	102,051	801,978	16,229	35,724
EQ/Capital Guardian Research Portfolio	61,994	1,256,037	431,073	(289,077)	50	220,507	1,618,590	12,305	174,656

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (d)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/ClearBridge Large Cap Growth Portfolio(b)	60,447	645,712	176,893	(148,127)	643	153,557	828,678	1,948	47,583
EQ/Emerging Markets Equity PLUS Portfolio	82,677	645,858	180,581	(110,050)	(98)	111,985	828,276	14,271	62
EQ/International Equity Index Portfolio	202,487	1,592,338	404,517	(312,320)	(24)	312,043	1,996,554	56,827	22
EQ/Invesco Comstock Portfolio	44,610	628,965	176,520	(120,927)	30	111,219	795,807	14,957	34,200
EQ/Janus Enterprise Portfolio(c)	55,306	940,976	253,264	(248,113)	2,294	261,181	1,209,602	2,132	70,703
EQ/MFS International Growth Portfolio	146,118	947,210	231,625	(188,313)	(308)	211,969	1,202,183	16,580	34,616
EQ/T. Rowe Price Growth Stock Portfolio*	14,465	637,648	144,914	(147,127)	272	175,862	811,569	—	17,552
Multimanager Mid Cap Value Portfolio	78,884	944,170	283,758	(157,313)	(495)	138,222	1,208,342	18,254	85,075
Fixed Income
1290 VT High Yield Bond Portfolio	94,169	729,574	213,785	(94,604)	76	54,511	903,342	45,801	8
EQ/Core Bond Index Portfolio	1,544	14,610	330	—	—	624	15,564	330	—
EQ/Global Bond PLUS Portfolio	149,039	1,149,608	393,485	(211,545)	97	59,023	1,390,668	14,468	8,747
EQ/Intermediate Government Bond Portfolio	132,066	1,142,176	375,901	(178,545)	168	31,887	1,371,587	24,431	—
EQ/PIMCO Global Real Return Portfolio	117,769	964,173	317,297	(156,713)	1,191	43,494	1,169,442	42,684	585
EQ/PIMCO Ultra Short Bond Portfolio	140,221	1,170,059	354,982	(145,545)	14	1,095	1,380,605	34,308	—

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (d)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Multimanager Core Bond Portfolio	138,999	1,144,232	407,243	(218,822)	502	52,230	1,385,385	31,065	11,396

Total		20,164,416	5,837,936	(3,660,987)	5,739	2,810,685	25,157,789	495,036	695,561

(a)	Formerly known as AXA/AB Small Cap Growth Portfolio.
(b)	Formerly known as AXA/ClearBridge Large Cap Growth Portfolio.
(c)	Formerly known as AXA/Janus Enterprise Portfolio.
(d)	Purchases at Cost were adjusted to account for return of capital distributions from fund of funds investments, if applicable.

All Asset Growth - Alt 20

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS:
Commodity
Invesco DB Gold Fund**	104,140	5,212,954	—	(1,272,456)	105,660	667,218	4,713,376	89,625	—
Invesco DB Silver Fund	103,180	2,658,326	—	(317,517)	800	302,379	2,643,988	34,419	—
INVESTMENT COMPANIES:
Alternatives
1290 VT GAMCO Mergers & Acquisitions Portfolio	1,294,273	15,334,604	3,095,828	(2,960,708)	6,261	380,575	15,856,560	680,973	248,385
1290 VT Natural Resources Portfolio	1,725,200	11,753,277	1,799,945	(1,037,750)	825	718,649	13,234,946	657,258	—
1290 VT Real Estate Portfolio	1,172,927	12,919,809	1,358,430	(2,637,750)	102,499	1,885,585	13,628,573	684,231	31,511
Equity
1290 VT Equity Income Portfolio	1,323,445	5,076,827	280,618	(461,222)	190	991,037	5,887,450	142,165	75,036
1290 VT GAMCO Small Company Value Portfolio	373,762	18,544,490	2,880,240	(2,804,583)	3,171	3,716,734	22,340,052	179,222	563,204
1290 VT Low Volatility Global Equity Portfolio	614,059	6,103,212	1,324,272	(634,180)	8,701	1,050,620	7,852,625	213,890	23,184
EQ/AB Small Cap Growth Portfolio(a)	1,289,508	19,249,049	4,279,026	(3,262,236)	8,447	3,274,902	23,549,188	87,873	2,045,413

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/BlackRock Basic Value Equity Portfolio	620,276	12,592,000	1,102,708	(1,095,403)	49,476	1,899,971	14,548,752	297,391	654,702
EQ/Emerging Markets Equity PLUS Portfolio	791,987	8,101,967	833,197	(2,266,833)	12,089	1,253,906	7,934,326	138,072	—
EQ/International Equity Index Portfolio	1,058,041	9,483,602	418,780	(1,214,791)	523	1,744,353	10,432,467	299,874	—
EQ/Invesco Comstock Portfolio	791,832	12,353,177	1,031,227	(1,395,403)	95,543	2,041,250	14,125,794	308,567	572,045
EQ/Janus Enterprise Portfolio(b)	69,372	1,596,194	107,979	(615,306)	75,306	353,062	1,517,235	3,544	88,581
EQ/JPMorgan Value Opportunities Portfolio	775,049	11,697,326	2,285,877	(2,478,055)	45,067	2,918,954	14,469,169	195,829	181,507
EQ/Loomis Sayles Growth Portfolio(c)	1,971,132	15,635,394	1,452,118	(2,576,014)	282,205	3,449,965	18,243,668	45,811	973,984
EQ/MFS International Growth Portfolio	2,904,896	22,021,697	1,306,625	(4,102,541)	256,936	4,417,305	23,900,022	332,942	712,090
EQ/T. Rowe Price Growth Stock Portfolio*	326,156	15,687,032	834,564	(2,576,014)	563,521	3,790,152	18,299,255	—	402,241
Fixed Income
1290 VT DoubleLine Opportunistic Bond Portfolio	677,917	6,534,111	1,034,950	(1,018,875)	(1,327)	319,384	6,868,243	213,605	—
1290 VT High Yield Bond Portfolio	1,038,045	9,305,394	1,022,608	(1,057,139)	(7,005)	693,865	9,957,723	511,628	—
EQ/Global Bond PLUS Portfolio	2,278,680	19,798,146	4,188,402	(3,671,930)	(31,850)	979,306	21,262,074	223,441	135,076
EQ/Intermediate Government Bond Portfolio	499,649	5,594,304	906,913	(1,461,222)	(482)	149,649	5,189,162	93,497	—
EQ/PIMCO Global Real Return Portfolio	1,282,398	12,515,993	2,701,535	(3,095,403)	78,859	533,169	12,734,153	469,634	6,288

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/PIMCO Ultra Short Bond Portfolio	628,734	6,214,063	726,932	(768,875)	(22)	18,384	6,190,482	155,588	—
Multimanager Core Bond Portfolio	606,912	6,371,576	273,259	(868,876)	1,387	271,676	6,049,022	151,626	50,289

Total		272,354,524	35,246,033	(45,651,082)	1,656,780	37,822,050	301,428,305	6,210,705	6,763,536

**	Not affiliated at December 31, 2019.
(a)	Formerly known as AXA/AB Small Cap Growth Portfolio.
(b)	Formerly known as AXA/Janus Enterprise Portfolio.
(c)	Formerly known as AXA/Loomis Sayles Growth Portfolio.

All Asset Growth - Alt 20 Combined Pro Forma (Unaudited)

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost($) (e)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS:
Commodity
Invesco DB Gold Fund**	104,140	5,212,954	—	(1,272,456)	105,660	667,218	4,713,376	89,625	—
Invesco DB Silver Fund	103,180	2,658,326	—	(317,517)	800	302,379	2,643,988	34,419	—
INVESTMENT COMPANIES:
Alternatives
1290 VT Convertible Securities Portfolio	157,846	1,489,834	376,491	(264,008)	(62)	257,993	1,860,248	55,862	44,679
1290 VT Energy Portfolio	37,717	157,549	70,393	(21,832)	(15)	14,564	220,659	5,550	2
1290 VT GAMCO Mergers & Acquisitions Portfolio	1,351,627	15,948,816	3,233,128	(3,033,480)	6,258	404,500	16,559,222	710,479	250,045
1290 VT Natural Resources Portfolio	1,751,553	11,925,729	1,841,692	(1,059,582)	841	728,436	13,437,116	667,163	—
1290 VT Real Estate Portfolio	1,212,838	13,282,037	1,445,407	(2,681,413)	103,030	1,943,246	14,092,307	705,058	33,980
Equity
1290 VT Equity Income Portfolio	1,323,445	5,076,827	280,618	(461,222)	190	991,037	5,887,450	142,165	75,036
1290 VT GAMCO Small Company Value Portfolio	387,420	19,170,536	3,056,845	(2,914,633)	3,535	3,840,096	23,156,379	185,579	583,703

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost($) (e)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT Low Volatility Global Equity Portfolio	646,947	6,434,769	1,400,522	(677,843)	9,158	1,106,589	8,273,195	225,249	24,394
1290 VT Micro Cap Portfolio	31,314	266,416	84,259	(66,386)	23	44,990	329,302	1,136	30,055
1290 VT SmartBeta Equity Portfolio	30,323	326,203	75,191	(43,663)	358	79,258	437,347	5,579	5,932
EQ/AB Small Cap Growth Portfolio(a)	1,332,581	19,872,178	4,466,266	(3,387,286)	8,010	3,376,618	24,335,786	90,238	2,113,539
EQ/BlackRock Basic Value Equity Portfolio	654,468	13,233,444	1,282,023	(1,216,330)	49,571	2,002,022	15,350,730	313,620	690,426
EQ/Capital Guardian Research Portfolio	61,994	1,256,037	431,073	(289,077)	50	220,507	1,618,590	12,305	174,656
EQ/ClearBridge Large Cap Growth Portfolio (b)	60,447	645,712	176,893	(148,127)	643	153,557	828,678	1,948	47,583
EQ/Emerging Markets Equity PLUS Portfolio	874,664	8,747,825	1,013,778	(2,376,883)	11,991	1,365,891	8,762,602	152,343	62
EQ/International Equity Index Portfolio	1,260,528	11,075,940	823,297	(1,527,111)	499	2,056,396	12,429,021	356,701	22
EQ/Invesco Comstock Portfolio	836,442	12,982,142	1,207,747	(1,516,330)	95,573	2,152,469	14,921,601	323,524	606,245
EQ/Janus Enterprise Portfolio(c)	124,678	2,537,170	361,243	(863,419)	77,600	614,243	2,726,837	5,676	159,284
EQ/JPMorgan Value Opportunities Portfolio	775,049	11,697,326	2,285,877	(2,478,055)	45,067	2,918,954	14,469,169	195,829	181,507
EQ/Loomis Sayles Growth Portfolio(d)	1,971,132	15,635,394	1,452,118	(2,576,014)	282,205	3,449,965	18,243,668	45,811	973,984
EQ/MFS International Growth Portfolio	3,051,014	22,968,907	1,538,250	(4,290,854)	256,628	4,629,274	25,102,205	349,522	746,706
EQ/T. Rowe Price Growth Stock Portfolio*	340,621	16,324,680	979,478	(2,723,141)	563,793	3,966,014	19,110,824	—	419,793
Multimanager Mid Cap Value Portfolio	78,884	944,170	283,758	(157,313)	(495)	138,222	1,208,342	18,254	85,075

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost($) (e)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Fixed Income
1290 VT DoubleLine Opportunistic Bond Portfolio	677,917	6,534,111	1,034,950	(1,018,875)	(1,327)	319,384	6,868,243	213,605	—
1290 VT High Yield Bond Portfolio	1,132,214	10,034,968	1,236,393	(1,151,743)	(6,929)	748,376	10,861,065	557,429	8
EQ/Core Bond Index Portfolio	1,544	14,610	330	—	—	624	15,564	330	—
EQ/Global Bond PLUS Portfolio	2,427,719	20,947,754	4,581,887	(3,883,475)	(31,753)	1,038,329	22,652,742	237,909	143,823
EQ/Intermediate Government Bond Portfolio	631,715	6,736,480	1,282,814	(1,639,767)	(314)	181,536	6,560,749	117,928	—
EQ/PIMCO Global Real Return Portfolio	1,400,167	13,480,166	3,018,832	(3,252,116)	80,050	576,663	13,903,595	512,318	6,873
EQ/PIMCO Ultra Short Bond Portfolio	768,955	7,384,122	1,081,914	(914,420)	(8)	19,479	7,571,087	189,896	—
Multimanager Core Bond Portfolio	745,911	7,515,808	680,502	(1,087,698)	1,889	323,906	7,434,407	182,691	61,685

Total		292,518,940	41,083,969	(49,312,069)	1,662,519	40,632,735	326,586,094	6,705,741	7,459,097

**	Not affiliated at December 31, 2019.
(a)	Formerly known as AXA/AB Small Cap Growth Portfolio.
(b)	Formerly known as AXA/ClearBridge Large Cap Growth Portfolio.
(c)	Formerly known as AXA/Janus Enterprise Portfolio.
(d)	Formerly known as AXA/Loomis Sayles Growth Portfolio.
(e)	Purchases at Cost were adjusted to account for return of capital distributions from fund of funds investments, if applicable.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities			Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)			Level 3 Significant Unobservable Inputs (including the Portfolio’s own asumptions in determing the fair value of investments)			Total
Assets
	CharterSM Moderate Growth	All Asset Growth - Alt 20	All Asset Growth - Alt 20 Combined Pro Forma (Unaudited)	CharterSM Moderate Growth	All Asset Growth - Alt 20	All Asset Growth - Alt 20 Combined Pro Forma (Unaudited)	CharterSM Moderate Growth	All Asset Growth - Alt 20	All Asset Growth - Alt 20 Combined Pro Forma (Unaudited)	CharterSM Moderate Growth	All Asset Growth - Alt 20	All Asset Growth - Alt 20 Combined Pro Forma (Unaudited)
Assets:
Exchange Traded Funds
Exchange Traded Funds	6,768,984	44,039,911	50,808,895	—	—	—	—	—	—	6,768,984	44,039,911	50,808,895
Investment Companies
Investment Companies	3,101,550	—	3,101,550	25,157,788	294,070,941	319,228,729	—	—	—	28,259,338	294,070,941	322,330,279
Short-Term Investments
Repurchase Agreements	—	—	—	—	3,045,917	3,045,917	—	—	—	—	3,045,917	3,045,917

Total Assets	9,870,534	44,039,911	50,808,895	25,157,788	297,116,858	322,274,646	—	—	—	35,028,322	341,156,769	376,185,091

Liabilities:										—	—	—

Total Liabilities	—	—	—	—	—	—	—	—	—	—	—	—

Total	9,870,534	44,039,911	50,808,895	25,157,788	297,116,858	322,274,646	—	—	—	35,028,322	341,156,769	376,185,091

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

	CharterSM Moderate Growth	All Asset Growth - Alt 20	All Asset Growth - Alt 20 Combined Pro Forma (Unaudited)
Cost of Purchases:
Long-term investments other than U.S. government debt securities .	$7,304,987	$37,044,812	$44,349,799
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities . . . . .	$4,042,230	$46,364,748	$50,406,978

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	CharterSM Moderate Growth	All Asset Growth - Alt 20	All Asset Growth - Alt 20 Combined Pro Forma (Unaudited)
Aggregate gross unrealized appreciation . . . . . . . . . .	$2,534,294	$60,132,951	$62,677,245
Aggregate gross unrealized depreciation . . . .	(345,878)	(2,907,587)	(3,253,465)

Net unrealized appreciation . . . .	$2,188,416	$57,225,364	$59,413,780

Federal income tax cost of investments in securities and derivative instruments, if applicable	$32,839,906	$283,931,405	$316,771,311

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019 (Unaudited)

	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment		All Asset Growth - Alt 20 Combined Pro Forma
Investments at Cost, Affiliated Issuers	$23,236,199	$250,300,064	$—		$273,536,263
Investments at Cost, Unaffiliated Issuers	9,629,924	31,704,200	—		41,334,124
Investments at Cost, Repurchase Agreements	—	3,045,917	—		3,045,917
ASSETS
Investments at Value, Affiliated Issuers (x)	25,157,789	296,714,929	—		321,872,718
Investments at Value, Unaffiliated Issuers (x)	9,870,533	41,395,923	—		51,266,456
Investments at Value, Repurchase Agreements	—	3,045,917	—		3,045,917
Cash	302,468	1,558,346	—		1,860,814
Receivable from investment manager	11,142		—		11,142
Receivable from Portfolio shares sold	—	42,370	—		42,370
Due from Custodian	—	—	—		—
Securities lending income receivable	—	4,342	—		4,342
Dividends, interest, and other receivables	345	—	—		345
Other assets	135	1,377	—		1,512

Total assets	35,342,412	342,763,204	—		378,105,616

LIABILITIES
Payable for return of collateral on securities loaned	—	3,045,917	—		3,045,917
Payable for Portfolio shares redeemed	1,146	605,806	—		606,952
Payable for securities purchased	67,906	33,380	—		101,286
Distribution fees payable — Class IB	7,335	64,401	—		71,736
Administrative fees payable	—	34,993	—		34,993
Investment management fees payable	—	28,464	—		28,464
Distribution fees payable — Class IA	—	6,137	—		6,137
Trustees’ fees payable	144	1,137	—		1,281
Accrued expenses	70,764	112,565	—		183,329

Total liabilities	147,295	3,932,800	—		4,080,095

NET ASSETS	$35,195,117	$338,830,404	$—		$374,025,521

Net assets were comprised of:
Paid in capital	32,351,531	275,384,646	—		307,736,177
Total distributable earnings (loss)	2,843,586	63,445,758	—		66,289,344

Net Assets	$35,195,117	$338,830,404	$—		$374,025,521

Class IA Shares:
Net Assets	$—	$28,759,231	$—		$28,759,231
Shares outstanding	—	1,378,948	—		1,378,948
Net asset value, offering and redemption price per share	$—	$20.86			$20.86
Class IB Shares:
Net Assets	$35,195,117	$307,078,223	$—		$342,273,340
Shares outstanding	3,201,268	14,681,237	(1,521,447	) (a)	16,361,058
Net asset value, offering and redemption price per share	$10.99	$20.92			$20.92
Class K Shares:
Net Assets	$—	$2,992,950	$—		$2,992,950
Shares outstanding	—	143,832	—		143,832
Net asset value, offering and redemption price per share	$—	$20.81			$20.81
(x) Includes value of securities on loan of:	$—	$6,408,591	$—		$6,408,591

(a)	Reflects retired shares of the Acquired Portfolio.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019 (Unaudited)

	CharterSM Moderate Growth	All Asset Growth - Alt 20	Pro Forma Adjustment		All Asset Growth - Alt 20 Combined Pro Forma
STATEMENT OF OPERATIONS
Dividend income received from Affiliates	$495,036	$6,210,705	$—		$6,705,741
INVESTMENT INCOME
Dividends	$796,557	$7,092,815	$—		$7,889,372
Interest	3,860	21,001	—		24,861
Securities lending (net)	—	74,880	—		74,880

Total income	800,417	7,188,696	—		7,989,113

EXPENSES
Distribution fees - Class B/IB	81,302	741,032	—		822,334
Administrative fees	40,049	404,189	—		444,238
Investment management fees	48,781	328,136	(16,142	) (a)	360,775
Custodian fees	174,999	146,000	(174,999	) (b)	146,000
Professional fees	40,743	35,996	(41,106	) (b)	35,633
Distribution fees - Class IA	—	72,172	—		72,172
Printing and mailing expenses	23,930	43,455	(20,769	) (b)	46,616
Trustees’ fees	1,020	10,563	(1,890	) (b)	9,693
Tax expense	2,123	—	(2,123	) (d)	—
Miscellaneous	492	4,430	(492	) (b)	4,430

Gross expenses	413,439	1,785,973	(257,521)		1,941,891

Less: Waiver from investment manager	(88,830)	—	88,830	(c)	—
Reimbursement from investment manager	(119,297)	—	119,297	(c)	—

Net expenses	205,312	1,785,973	(49,394)		1,941,891

	595,109	5,402,723	49,394		6,047,226

NET INVESTMENT INCOME (LOSS)
Realized gain (loss) from affiliates	5,739	1,656,780	—		1,662,519
Net distributions of realized gain received from affiliates	695,561	6,763,536	—		7,459,097
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	7,261	1,732,900	—		1,740,161
Net distributions of realized gain received from underlying funds	748,831	6,763,536	—		7,512,367

Net realized gain (loss)	756,092	8,496,436	—		9,252,528

Change in unrealized appreciation (depreciation) from affiliates	2,810,685	37,822,050	—		40,632,735
Change in unrealized appreciation (depreciation) on:
Investments	3,494,173	42,679,704	—		46,173,877

Net change in unrealized appreciation (depreciation)	3,494,173	42,679,704	—		46,173,877

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,250,265	51,176,140	—		55,426,405

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,845,370	$56,578,863	$49,394		$61,473,627

(a)	Reflects adjustment in expenses due to effects of the contract rate.
(b)	Reflects adjustment in expenses due to elimination of duplicative expenses.
(c)	Reflects eliminination of waiver and reimbursement due to expense adjustments.
(d)	Reflects adjustment made to eliminate non-recurring expenses

Note that the Reorganization expenses for the CharterSM Moderate Growth Portfolio, which is estimated to be $13,843, exceeds the expense limit for the Portfolio and will be paid by FMG LLC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

As of December 31, 2019

NOTE 1 — BASIS OF COMBINATION AND SIGNIFICANT ACCOUNTING POLICIES:

EQ Advisors Trust (the “Trust’) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the investment company act of 1940, as amended, as an open-end management investment company with numerous portfolios. The Board of Trustees (the “Board”) of the Trust and of the AXA Premier VIP Trust (“VIP Trust”) approved proposed Agreements and Plans of Reorganization and Termination (each a “Reorganization Plan”) on December 4-5, 2019 that provides for the transfer of all assets of the CharterSM Moderate Growth Portfolio (“Moderate Growth Portfolio”), a series of the VIP Trust (an “Acquired Portfolio”) to the All Asset Growth-Alt 20 Portfolio, a series of the Trust (“Alt 20 Portfolio”), and the assumption by Alt 20 Portfolio of all of the liabilities of the Acquired Portfolio in exchange for shares of the Alt 20 Portfolio having an aggregate value equal to the net assets of the Acquired Portfolio, the distribution of the Alt 20 Portfolio shares to the Acquired Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Acquired Portfolio.

The Moderate Growth Portfolio’s annual contractual management fee equals 0.15% of average daily net assets. The Alt 20 Portfolio’s annual contractual management fee equals 0.10% of average daily net assets. The Reorganization Plan is subject to the approval of the Acquired Portfolio’s shareholders. A special meeting of shareholders of the Acquired Portfolio will be held on or about May 22, 2020.

The Reorganizations of the Moderate Growth Portfolio into the Alt 20 Portfolio will be accounted for as a taxable reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2019. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of the Alt 20 Portfolio and the Acquired Portfolio at December 31, 2019. The unaudited pro forma combined statement of operations reflects the results of operations of the Alt 20 Portfolio as if it had acquired the Acquired Portfolio at the beginning of the year ended December 31, 2019. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will not be carried forward to the surviving entity and results of operations of the Alt 20 Portfolio for pre-combination periods will not be restated. The adjustments to the Statement of Assets and Liabilities give effect to all events that are directly attributable to this transaction.

The unaudited pro forma combined portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information, each of the Portfolios has substantially the same significant policies as detailed in the historical financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganization, the Alt 20 Portfolio is the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies.” The legal survivor normally is considered the accounting survivor of a reorganization. In this case, the Alt 20 Portfolio is the legal survivor. Other criteria include:

a.)	Portfolio Management — The merged entity will be managed by the Manager, Advisers and portfolio managers to the Alt 20 Portfolio in a manner consistent with the current management style.

b.)	Portfolio Composition — The merged entity’s portfolio holdings are expected to be consistent with the Alt 20 Portfolio’s current investment strategies and will more closely resemble the current portfolio holdings of the Alt 20 Portfolio than those of the Acquired Portfolio.

c.)	Investment Objective, Policies and Restrictions — The merged entity’s investment objective, policies and fundamental and non-fundamental investment restrictions will be the same as the Alt 20 Portfolio’s current investment objective, policies and fundamental and non-fundamental investment restrictions.

d.)	Expense Structure and Expense Ratios — The merged entity’s expense structure will be lower than that of Alt 20 Portfolio. The expense ratio of the merged entity will be lower than that of the Alt 20 Portfolio and lower than the Acquired Portfolio.

e.)	Asset Size — The Alt 20 Portfolio is significantly larger than the Acquired Portfolio.

NOTE 2 — SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the Acquired Portfolio by the Alt 20 Portfolio as of December 31, 2019. The number of additional shares issued was calculated based on the net assets of the Acquired Portfolio and net asset value per share of the Alt 20 Portfolio at December 31, 2019.

NOTE 3 — VALUATION:

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio will be valued at the net asset value (“NAV”) of the shares of such funds as described in the underlying funds’ prospectuses.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), which will value the assets in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board.

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub- Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Portfolio’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

NOTE 4 — FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS:

Each Portfolio, as well as the Acquiring Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Both the Acquired Portfolio and the Alt 20 Portfolio have no capital loss carryforwards.

The estimated percentage of the holdings of the Acquired Portfolio that will be sold in connection with its respective Reorganization is 100%. The estimated portfolio transaction costs are $1,221. These are estimated amounts and are subject to change. These amounts have not been adjusted in the pro forma Statement of Assets and Liabilities, nor Statement of Operations. Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in shares of the Acquired Portfolio will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

NOTE 5 — UNAUDITED PRO FORMA COMBINED ADJUSTMENTS:

The accompanying unaudited pro forma combined financial statements reflect changes in the Alt 20 Portfolio’s shares as if the merger had taken place on December 31, 2019. The Acquired Portfolio will bear the expenses of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting) which are estimated at approximately $13,843. To the extent that Reorganization expenses exceed the Acquired Portfolio’s expense limitation set forth in their expense limitation arrangements, they will be paid by FMG LLC.

NOTE 6 — REIMBURSEMENT OF WAIVED FEES AND EXPENSES

Under the terms of an Expense Limitation Agreement, the Acquiring Portfolio may, at a later date, reimburse to FMG LLC the amount of management fees waived or other expenses assumed and paid for by FMG LLC pursuant to the Expense Limitation Agreement within three years of payments or waivers being recorded, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit specified in the Expense Limitation Agreement. Consequently, no reimbursement will be made unless the Acquiring Portfolio’s total annual expense ratio is less than the percentage set forth in the Expense Limitation Agreement for the period. At December 31, 2019, under the Expense Limitation Agreement there are no amounts that would be recoverable from the Acquiring Portfolio.

CharterSM Moderate Portfolio merging into All Asset Growth-Alt 20 Portfolio

The following tables set forth the pro forma Portfolio of Investments as of December 31, 2019, the pro forma condensed Statement of Assets and Liabilities as of December 31, 2019, and the pro forma condensed Statement of Operations for the one year period ended December 31, 2019 for the CharterSM Moderate Portfolio (“Moderate Portfolio”) and the All Asset Growth-Alt 20 Portfolio, as adjusted giving effect to the Reorganization.

The pro forma Portfolio of Investments contains information about the securities holdings of the combined Portfolio as of December 31, 2019, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2019 (Unaudited)

	CharterSM Moderate	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma	CharterSM Moderate	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
EXCHANGE TRADED FUNDS:
Commodity (6.1%)
Invesco DB Base Metals Fund	3,010	—	—	3,010	44,969	—	—	44,969
Invesco DB Commodity Index Tracking Fund	6,830	—	—	6,830	108,939	—	—	108,939
Invesco DB Gold Fund	4,280	104,140	—	108,420	193,713	4,713,376	—	4,907,089
Invesco DB Precious Metals Fund	—	57,250	—	57,250	—	2,381,886	—	2,381,886
Invesco DB Silver Fund	1,090	103,180	—	104,270	27,931	2,643,988	—	2,671,919
iShares Gold Trust*	—	910,100	—	910,100	—	13,196,450	—	13,196,450

					375,552	22,935,700	—	23,311,252

Equity (4.1%)
Invesco S&P 500 BuyWrite ETF	13,890	—	—	13,890	299,191	—	—	299,191
iShares China Large-Cap ETF	—	39,905	—	39,905	—	1,741,055	—	1,741,055
iShares Global Infrastructure ETF	6,950	—	—	6,950	332,974	—	—	332,974
iShares International Developed Property ETF	—	87,380	—	87,380	—	3,386,150	—	3,386,150
iShares Micro-Cap ETF	800	—	—	800	79,592	—	—	79,592
iShares MSCI EAFE Small-Cap ETF	5,130	88,160	—	93,290	319,496	5,490,605	—	5,810,101
iShares U.S. Oil & Gas Exploration & Production ETF	3,460	29,850	—	33,310	192,134	1,657,570	—	1,849,704
SPDR S&P Emerging Asia Pacific ETF	—	5,490	—	5,490	—	567,568	—	567,568
SPDR S&P Emerging Markets SmallCap ETF	—	36,395	—	36,395	—	1,676,354	—	1,676,354

					1,223,387	14,519,302	—	15,742,689

Fixed Income (3.5%)
iShares Floating Rate Bond ETF	29,960	—	—	29,960	1,525,563	—	—	1,525,563
iShares International Treasury Bond ETF	2,040	—	—	2,040	102,347	—	—	102,347
iShares JP Morgan USD Emerging Markets Bond ETF	18,650	57,480	—	76,130	2,136,544	6,584,909	—	8,721,453
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	28,870	—	—	28,870	777,758	—	—	777,758

	CharterSM Moderate	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma	CharterSM Moderate	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Vanguard Short-Term Inflation-Protected Securities ETF(x)	6,500	—	—	6,500	320,320	—	—	320,320
Vanguard Total International Bond ETF(x)	29,870	—	—	29,870	1,690,044	—	—	1,690,044

					6,552,576	6,584,909	—	13,137,485

Specialty (0.1%)
Invesco DB G10 Currency Harvest Fund	12,470	—	—	12,470	303,146	—	—	303,146

Total Exchange Traded Funds (13.8%) (Cost $42,728,792)					8,454,661	44,039,911	—	52,494,572

INVESTMENT COMPANIES:
Alternatives (12.5%)
1290 VT Convertible Securities Portfolio‡	227,673	—	—	227,673	2,683,166	—	—	2,683,166
1290 VT Energy Portfolio‡	28,114	—	—	28,114	164,481	—	—	164,481
1290 VT GAMCO Mergers & Acquisitions Portfolio‡	50,781	1,294,273	—	1,345,054	622,130	15,856,560	—	16,478,690
1290 VT Natural Resources Portfolio‡	20,310	1,725,200	—	1,745,510	155,806	13,234,946	—	13,390,752
1290 VT Real Estate Portfolio‡	30,654	1,172,927	—	1,203,581	356,175	13,628,573	—	13,984,748
AQR Managed Futures Strategy Fund, Institutional Class	32,346	—	—	32,346	268,790	—	—	268,790
BlackRock Global Long/Short Credit Fund, Institutional Class, Class Institutional	29,637	—	—	29,637	294,297	—	—	294,297
Franklin K2 Alternative Strategies Fund, Advisor Class	12,996	—	—	12,996	149,842	—	—	149,842

					4,694,687	42,720,079	—	47,414,766

Equity (52.0%)
1290 VT Equity Income Portfolio‡	—	1,323,445	—	1,323,445	—	5,887,450	—	5,887,450
1290 VT GAMCO Small Company Value Portfolio‡	12,498	373,762	—	386,260	747,016	22,340,052	—	23,087,068
1290 VT Low Volatility Global Equity Portfolio‡	30,597	614,059	—	644,656	391,271	7,852,625	—	8,243,896
1290 VT Micro Cap Portfolio‡	26,691	—	—	26,691	280,690	—	—	280,690
1290 VT SmartBeta Equity Portfolio‡	24,901	—	—	24,901	359,146	—	—	359,146
EQ/AB Small Cap Growth Portfolio‡	38,442	1,289,508	—	1,327,950	702,028	23,549,188	—	24,251,216
EQ/BlackRock Basic Value Equity Portfolio‡	31,637	620,276	—	651,913	742,044	14,548,752	—	15,290,796

	CharterSM Moderate	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma	CharterSM Moderate	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
EQ/Capital Guardian Research Portfolio‡	55,102	—	—	55,102	1,438,653	—	—	1,438,653
EQ/ClearBridge Large Cap Growth Portfolio‡	55,143	—	—	55,143	755,956	—	—	755,956
EQ/Emerging Markets Equity PLUS Portfolio‡	73,257	791,987	—	865,244	733,905	7,934,326	—	8,668,231
EQ/International Equity Index Portfolio‡	182,783	1,058,041	—	1,240,824	1,802,267	10,432,467	—	12,234,734
EQ/Invesco Comstock Portfolio‡	40,335	791,832	—	832,167	719,554	14,125,794	—	14,845,348
EQ/Janus Enterprise Portfolio‡	50,499	69,372	—	119,871	1,104,460	1,517,235	—	2,621,695
EQ/JPMorgan Value Opportunities Portfolio‡	—	775,049	—	775,049	—	14,469,169	—	14,469,169
EQ/Loomis Sayles Growth Portfolio‡	—	1,971,132	—	1,971,132	—	18,243,668	—	18,243,668
EQ/MFS International Growth Portfolio‡	136,042	2,904,896	—	3,040,938	1,119,286	23,900,022	—	25,019,308
EQ/T. Rowe Price Growth Stock Portfolio*‡	13,444	326,156	—	339,600	754,297	18,299,255	—	19,053,552
Financial Investors Trust - Listed Private Equity Fund, Institutional Class	44,136	—	—	44,136	326,168	—	—	326,168
MSIF Frontier Markets Portfolio, Institutional Class	20,827	—	—	20,827	356,147	—	—	356,147
Multimanager Mid Cap Value Portfolio‡	70,226	—	—	70,226	1,075,726	—	—	1,075,726
Templeton Emerging Markets Small Cap Fund, Advisor Class	26,157	—	—	26,157	343,701	—	—	343,701
Templeton Global Smaller Companies Fund, Advisor Class	43,984	—	—	43,984	426,645	—	—	426,645

					14,178,960	183,100,003	—	197,278,963

Fixed Income (21.4%)
1290 VT DoubleLine Opportunistic Bond Portfolio‡	—	677,917	—	677,917	—	6,868,243	—	6,868,243
1290 VT High Yield Bond Portfolio‡	146,252	1,038,045	—	1,184,297	1,402,964	9,957,723	—	11,360,687
Eaton Vance Floating-Rate Fund, Institutional Class	78,697	—	—	78,697	696,470	—	—	696,470
EQ/Core Bond Index Portfolio‡	2,206	—	—	2,206	22,235	—	—	22,235
EQ/Global Bond PLUS Portfolio‡	237,355	2,278,680	—	2,516,035	2,214,727	21,262,074	—	23,476,801
EQ/Intermediate Government Bond Portfolio‡	210,264	499,649	—	709,913	2,183,719	5,189,162	—	7,372,881
EQ/PIMCO Global Real Return Portfolio‡	187,874	1,282,398	—	1,470,272	1,865,583	12,734,153	—	14,599,736

	CharterSM Moderate	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma	CharterSM Moderate	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
EQ/PIMCO Ultra Short Bond Portfolio‡	222,945	628,734	—	851,679	2,195,099	6,190,482	—	8,385,581
Multimanager Core Bond Portfolio‡	223,047	606,912	—	829,959	2,223,082	6,049,022	—	8,272,104
PIMCO International Bond Fund Unhedged, Institutional Class(x)	30,137	—	—	30,137	292,936	—	—	292,936

					13,096,815	68,250,859	—	81,347,674

Total Investment Companies (85.9%) (Cost $277,883,713)					31,970,462	294,070,941	—	326,041,403

SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.8%)
Citigroup Global Markets Ltd.,1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,446,053, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $1,474,836. (xx)	—	1,445,917	—	1,445,917	—	1,445,917	—	1,445,917
Citigroup Global Markets Ltd.,1.70%, dated 12/31/19, due 1/2/20, repurchase price $300,028, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $306,000. (xx)	—	300,000	—	300,000	—	300,000	—	300,000
Deutsche Bank AG,2.75%, dated 12/31/19, due 1/2/20, repurchase price $200,031, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $204,001. (xx)	—	200,000	—	200,000	—	200,000	—	200,000

	CharterSM Moderate	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma	CharterSM Moderate	All Asset Growth - Alt 20	Pro Forma Adjustment	All Asset Growth - Alt 20 Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)

Deutsche Bank Securities, Inc.,1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)	—	1,000,000	—	1,000,000	—	1,000,000	—	1,000,000

NBC Global Finance Ltd.,1.71%, dated 12/31/19, due 1/2/20, repurchase price $100,010, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $108,889. (xx)	—	100,000	—	100,000	—	100,000	—	100,000

Total Short-Term Investments (0.8%) (Cost $3,045,917)					—	3,045,917	—	3,045,917

Total Investments in Securities (100.5%) (Cost $323,658,422)					40,425,123	341,156,769	—	381,581,892

Other Assets less Liabilities (-0.5%)					225,338	(2,326,365)		(2,101,027)
Net Assets (100.0%)					40,650,461	338,830,404	—	379,480,865

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)	At December 31, 2019, the Portfolio had loaned securities with a total value of $6,408,591. This was collateralized by $3,504,068 of various U.S. Government Treasury Securities, ranging from 0.000% – 5.375%, maturing 1/16/20 – 5/15/48 and by cash of $3,045,917 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

The holdings in affiliated Investment Companies are all Class K shares except Invesco DB Gold Fund and Invesco DB Silver Fund.

As of December 31, 2019, all securities held by the Acquired Portfolio would comply with the investment policies and restrictions of the Acquiring Portfolio.

CharterSM Moderate

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Alternatives
1290 VT Convertible Securities Portfolio	227,673	2,125,464	647,704	(454,621)	(435)	365,054	2,683,166	80,631	64,492
1290 VT Energy Portfolio	28,114	103,246	70,547	(20,930)	(122)	11,740	164,481	4,186	1
1290 VT GAMCO Mergers & Acquisitions Portfolio	50,781	535,813	149,282	(83,719)	(47)	20,801	622,130	26,448	1,396
1290 VT Natural Resources Portfolio	20,310	130,831	38,091	(20,930)	(23)	7,837	155,806	7,731	—
1290 VT Real Estate Portfolio	30,654	276,218	78,813	(41,860)	126	42,878	356,175	16,176	1,918
Equity
1290 VT GAMCO Small Company Value Portfolio	12,498	582,065	197,386	(146,684)	392	113,857	747,016	5,885	18,885
1290 VT Low Volatility Global Equity Portfolio	30,597	305,366	87,732	(52,325)	268	50,230	391,271	10,693	1,140
1290 VT Micro Cap Portfolio	26,691	234,568	72,430	(66,395)	835	39,252	280,690	980	25,910
1290 VT SmartBeta Equity Portfolio	24,901	263,263	85,413	(52,325)	195	62,600	359,146	4,639	4,875
EQ/AB Small Cap Growth Portfolio(a)	38,442	558,317	199,774	(146,684)	378	90,243	702,028	2,136	61,201
EQ/BlackRock Basic Value Equity Portfolio	31,637	563,367	185,281	(94,184)	(75)	87,655	742,044	15,199	33,466
EQ/Capital Guardian Research Portfolio	55,102	1,149,744	495,215	(407,168)	1,003	199,859	1,438,653	11,070	156,910
EQ/ClearBridge Large Cap Growth Portfolio(b)	55,143	567,326	181,759	(130,184)	2,300	134,755	755,956	1,796	43,344
EQ/Emerging Markets Equity PLUS Portfolio	73,257	595,474	221,465	(187,084)	(250)	104,300	733,905	12,794	54
EQ/International Equity Index Portfolio	182,783	1,427,575	455,075	(357,693)	10	277,300	1,802,267	51,919	23
EQ/Invesco Comstock Portfolio	40,335	570,578	181,418	(133,184)	966	99,776	719,554	13,697	31,105
EQ/Janus Enterprise Portfolio(c)	50,499	847,685	279,381	(251,909)	1,016	228,287	1,104,460	1,971	64,892

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/MFS International Growth Portfolio	136,042	857,924	243,346	(172,044)	45	190,015	1,119,286	15,616	30,394
EQ/T. Rowe Price Growth Stock Portfolio*	13,444	570,948	152,999	(129,184)	(308)	159,842	754,297	—	16,380
Multimanager Mid Cap Value Portfolio	70,226	855,236	290,334	(194,544)	880	123,820	1,075,726	16,446	76,552
Fixed Income
1290 VT High Yield Bond Portfolio	146,252	1,163,521	345,262	(188,368)	(261)	82,810	1,402,964	72,020	8
EQ/Core Bond Index Portfolio	2,206	20,872	470	—	—	893	22,235	472	—
EQ/Global Bond PLUS Portfolio	237,355	1,864,076	628,962	(365,017)	67	86,639	2,214,727	23,328	14,103
EQ/Intermediate Government Bond Portfolio	210,264	1,838,091	665,009	(365,017)	68	45,568	2,183,719	39,378	—
EQ/PIMCO Global Real Return Portfolio	187,874	1,546,847	543,152	(287,158)	946	61,796	1,865,583	68,946	892
EQ/PIMCO Ultra Short Bond Portfolio	222,945	1,811,980	676,567	(293,017)	37	(468)	2,195,099	55,234	—
Multimanager Core Bond Portfolio	223,047	1,830,939	689,155	(375,482)	146	78,324	2,223,082	48,322	18,521

Total		23,197,334	7,862,022	(5,017,710)	8,157	2,765,663	28,815,466	607,713	666,282

(a)	Formerly known as AXA/AB Small Cap Growth Portfolio.
(b)	Formerly known as AXA/ClearBridge Large Cap Growth Portfolio.
(c)	Formerly known as AXA/Janus Enterprise Portfolio.

All Asset Growth - Alt 20

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS:
Commodity
Invesco DB Gold Fund**	104,140	5,212,954	—	(1,272,456)	105,660	667,218	4,713,376	89,625	—
Invesco DB Silver Fund	103,180	2,658,326	—	(317,517)	800	302,379	2,643,988	34,419	—
INVESTMENT COMPANIES:
Alternatives
1290 VT Convertible Securities Portfolio	—	—	—	—	—	—	—	—	—
1290 VT Energy Portfolio	—	—	—	—	—	—	—	—	—
1290 VT GAMCO Mergers & Acquisitions Portfolio	1,294,273	15,334,604	3,095,828	(2,960,708)	6,261	380,575	15,856,560	680,973	248,385
1290 VT Natural Resources Portfolio	1,725,200	11,753,277	1,799,945	(1,037,750)	825	718,649	13,234,946	657,258	—
1290 VT Real Estate Portfolio	1,172,927	12,919,809	1,358,430	(2,637,750)	102,499	1,885,585	13,628,573	684,231	31,511
Equity
1290 VT Equity Income Portfolio	1,323,445	5,076,827	280,618	(461,222)	190	991,037	5,887,450	142,165	75,036
1290 VT GAMCO Small Company Value Portfolio	373,762	18,544,490	2,880,240	(2,804,583)	3,171	3,716,734	22,340,052	179,222	563,204
1290 VT Low Volatility Global Equity Portfolio	614,059	6,103,212	1,324,272	(634,180)	8,701	1,050,620	7,852,625	213,890	23,184
1290 VT Micro Cap Portfolio	—	—	—	—	—	—	—	—	—
1290 VT SmartBeta Equity Portfolio	—	—	—	—	—	—	—	—	—
EQ/AB Small Cap Growth Portfolio(a)	1,289,508	19,249,049	4,279,026	(3,262,236)	8,447	3,274,902	23,549,188	87,873	2,045,413
EQ/BlackRock Basic Value Equity Portfolio	620,276	12,592,000	1,102,708	(1,095,403)	49,476	1,899,971	14,548,752	297,391	654,702
EQ/Capital Guardian Research Portfolio	—	—	—	—	—	—	—	—	—
EQ/ClearBridge Large Cap Growth Portfolio	—	—	—	—	—	—	—	—	—
EQ/Emerging Markets Equity PLUS Portfolio	791,987	8,101,967	833,197	(2,266,833)	12,089	1,253,906	7,934,326	138,072	—

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/International Equity Index Portfolio	1,058,041	9,483,602	418,780	(1,214,791)	523	1,744,353	10,432,467	299,874	—
EQ/Invesco Comstock Portfolio	791,832	12,353,177	1,031,227	(1,395,403)	95,543	2,041,250	14,125,794	308,567	572,045
EQ/Janus Enterprise Portfolio(b)	69,372	1,596,194	107,979	(615,306)	75,306	353,062	1,517,235	3,544	88,581
EQ/JPMorgan Value Opportunities Portfolio	775,049	11,697,326	2,285,877	(2,478,055)	45,067	2,918,954	14,469,169	195,829	181,507
EQ/Loomis Sayles Growth Portfolio(c)	1,971,132	15,635,394	1,452,118	(2,576,014)	282,205	3,449,965	18,243,668	45,811	973,984
EQ/MFS International Growth Portfolio	2,904,896	22,021,697	1,306,625	(4,102,541)	256,936	4,417,305	23,900,022	332,942	712,090
EQ/T. Rowe Price Growth Stock Portfolio*	326,156	15,687,032	834,564	(2,576,014)	563,521	3,790,152	18,299,255	—	402,241
Multimanager Mid Cap Value Portfolio	—	—	—	—	—	—	—	—	—
Fixed Income
1290 VT DoubleLine Opportunistic Bond Portfolio	677,917	6,534,111	1,034,950	(1,018,875)	(1,327)	319,384	6,868,243	213,605	—
1290 VT High Yield Bond Portfolio	1,038,045	9,305,394	1,022,608	(1,057,139)	(7,005)	693,865	9,957,723	511,628	—
EQ/Core Bond Index Portfolio	—	—	—	—	—	—	—	—	—
EQ/Global Bond PLUS Portfolio	2,278,680	19,798,146	4,188,402	(3,671,930)	(31,850)	979,306	21,262,074	223,441	135,076
EQ/Intermediate Government Bond Portfolio	499,649	5,594,304	906,913	(1,461,222)	(482)	149,649	5,189,162	93,497	—
EQ/PIMCO Global Real Return Portfolio	1,282,398	12,515,993	2,701,535	(3,095,403)	78,859	533,169	12,734,153	469,634	6,288
EQ/PIMCO Ultra Short Bond Portfolio	628,734	6,214,063	726,932	(768,875)	(22)	18,384	6,190,482	155,588	—
Multimanager Core Bond Portfolio	606,912	6,371,576	273,259	(868,876)	1,387	271,676	6,049,022	151,626	50,289

Total		272,354,524	35,246,033	(45,651,082)	1,656,780	37,822,050	301,428,305	6,210,705	6,763,536

**	Not affiliated at December 31, 2019.
(a)	Formerly known as AXA/AB Small Cap Growth Portfolio.
(b)	Formerly known as AXA/Janus Enterprise Portfolio.
(c)	Formerly known as AXA/Loomis Sayles Growth Portfolio.

All Asset Growth - Alt 20 Combined Pro Forma

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS:
Commodity
Invesco DB Gold Fund**	104,140	5,212,954	—	(1,272,456)	105,660	667,218	4,713,376	89,625	—
Invesco DB Silver Fund	103,180	2,658,326	—	(317,517)	800	302,379	2,643,988	34,419	—
INVESTMENT COMPANIES:
Alternatives
1290 VT Convertible Securities Portfolio	227,673	2,125,464	647,704	(454,621)	(435)	365,054	2,683,166	80,631	64,492
1290 VT Energy Portfolio	28,114	103,246	70,546	(20,930)	(122)	11,740	164,481	4,186	1
1290 VT GAMCO Mergers & Acquisitions Portfolio	1,345,054	15,870,417	3,245,110	(3,044,427)	6,214	401,376	16,478,690	707,421	249,781
1290 VT Natural Resources Portfolio	1,745,510	11,884,108	1,838,036	(1,058,680)	802	726,486	13,390,752	664,989	—
1290 VT Real Estate Portfolio	1,203,581	13,196,027	1,437,243	(2,679,610)	102,625	1,928,463	13,984,748	700,407	33,429
Equity
1290 VT Equity Income Portfolio	1,323,445	5,076,827	280,618	(461,222)	190	991,037	5,887,450	142,165	75,036
1290 VT GAMCO Small Company Value Portfolio	386,260	19,126,555	3,077,626	(2,951,267)	3,563	3,830,591	23,087,068	185,107	582,089
1290 VT Low Volatility Global Equity Portfolio	644,656	6,408,578	1,412,004	(686,505)	8,969	1,100,850	8,243,896	224,583	24,324
1290 VT Micro Cap Portfolio	26,691	234,568	72,430	(66,395)	835	39,252	280,690	980	25,910
1290 VT SmartBeta Equity Portfolio	24,901	263,263	85,413	(52,325)	195	62,600	359,146	4,639	4,875
EQ/AB Small Cap Growth Portfolio(a)	1,327,950	19,807,366	4,478,800	(3,408,920)	8,825	3,365,145	24,251,216	90,009	2,106,614
EQ/BlackRock Basic Value Equity Portfolio	651,913	13,155,367	1,287,989	(1,189,587)	49,401	1,987,626	15,290,796	312,590	688,168
EQ/Capital Guardian Research Portfolio	55,102	1,149,744	495,215	(407,168)	1,003	199,859	1,438,653	11,070	156,910
EQ/ClearBridge Large Cap Growth Portfolio (b)	55,143	567,326	181,759	(130,184)	2,300	134,755	755,956	1,796	43,344
EQ/Emerging Markets Equity PLUS Portfolio	865,244	8,697,441	1,054,608	(2,453,917)	11,839	1,358,206	8,668,231	150,866	54
EQ/International Equity Index Portfolio	1,240,824	10,911,177	873,832	(1,572,484)	533	2,021,653	12,234,734	351,793	23
EQ/Invesco Comstock Portfolio	832,167	12,923,755	1,212,645	(1,528,587)	96,509	2,141,026	14,845,348	322,264	603,150

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/Janus Enterprise Portfolio(c)	119,871	2,443,879	387,360	(867,215)	76,322	581,349	2,621,695	5,515	153,463
EQ/JPMorgan Value Opportunities Portfolio	775,049	11,697,326	2,285,877	(2,478,055)	45,067	2,918,954	14,469,169	195,829	181,507
EQ/Loomis Sayles Growth Portfolio(d)	1,971,132	15,635,394	1,452,118	(2,576,014)	282,205	3,449,965	18,243,668	45,811	973,984
EQ/MFS International Growth Portfolio	3,040,938	22,879,621	1,549,971	(4,274,585)	256,981	4,607,320	25,019,308	348,558	742,484
EQ/T. Rowe Price Growth Stock Portfolio*	339,600	16,257,980	987,563	(2,705,198)	563,213	3,949,994	19,053,552	—	418,621
Multimanager Mid Cap Value Portfolio	70,226	855,236	290,334	(194,544)	880	123,820	1,075,726	16,446	76,552
Fixed Income
1290 VT DoubleLine Opportunistic Bond Portfolio	677,917	6,534,111	1,034,950	(1,018,875)	(1,327)	319,384	6,868,243	213,605	—
1290 VT High Yield Bond Portfolio	1,184,297	10,468,915	1,367,870	(1,245,507)	(7,266)	776,675	11,360,687	583,648	—
EQ/Core Bond Index Portfolio	2,206	20,872	472	—	—	893	22,235	472	—
EQ/Global Bond PLUS Portfolio	2,516,035	21,662,222	4,817,364	(4,036,947)	(31,783)	1,065,945	23,476,801	246,769	149,179
EQ/Intermediate Government Bond Portfolio	709,913	7,432,395	1,571,922	(1,826,239)	(414)	195,217	7,372,881	132,875	—
EQ/PIMCO Global Real Return Portfolio	1,470,272	14,062,840	3,244,687	(596,701)	79,805	594,965	14,599,736	538,580	7,180
EQ/PIMCO Ultra Short Bond Portfolio	851,679	8,026,043	1,403,499	(1,061,892)	15	17,916	8,385,581	210,822	—
Multimanager Core Bond Portfolio	829,959	8,202,515	962,414	(1,244,358)	1,533	350,000	8,272,104	199,948	68,810

Total		354,358,858	43,108,054	(47,882,932)	1,664,937	40,587,713	330,252,771	6,818,418	7,429,818

**	Not affiliated at December 31, 2019.
(a)	Formerly known as AXA/AB Small Cap Growth Portfolio.
(b)	Formerly known as AXA/ClearBridge Large Cap Growth Portfolio.
(c)	Formerly known as AXA/Janus Enterprise Portfolio.
(d)	Formerly known as AXA/Loomis Sayles Growth Portfolio.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2019 :

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities			Level 2 Significant Other Observable Inputs (including quoted prices, for similar securities, interest rates, prepayment speeds, credit risk, etc.)			Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)			Total
	CharterSM Moderate	All Asset Growth - Alt 20	All Asset Growth - Alt 20 Combined Pro Forma (Unaudited)	CharterSM Moderate	All Asset Growth - Alt 20	All Asset Growth - Alt 20 Combined Pro Forma (Unaudited)	CharterSM Moderate	All Asset Growth - Alt 20	All Asset Growth - Alt 20 Combined Pro Forma (Unaudited)	CharterSM Moderate	All Asset Growth - Alt 20	All Asset Growth - Alt 20 Combined Pro Forma (Unaudited)
Assets:
Exchange Traded Funds
Exchange Traded Funds	$8,454,661	$44,039,911	$52,494,572	$—	$—	$—	$—	$—	$—	$8,454,661	$44,039,911	$52,494,572
Investment Companies
Investment Companies	3,154,996	—	3,154,996	28,815,466	294,070,941	322,886,407	—	—	—	31,970,462	294,070,941	326,041,403
Short-Term Investments
Repurchase Agreements	—	—	—	—	3,045,917	3,045,917	—	—	—	—	3,045,917	3,045,917

Total Assets	$11,609,657	$44,039,911	$55,649,568	$28,815,466	$297,116,858	$325,932,324	$—	$—	$—	$40,425,123	$341,156,769	$381,581,892

Liabilities:										$—	$—	$—

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total	$11,609,657	$44,039,911	$55,649,568	$28,815,466	$297,116,858	$325,932,324	$—	$—	$—	$40,425,123	$341,156,769	$381,581,892

Investment security transactions for the year ended December 31, 2019 were as follows:

	CharterSM Moderate	All Asset Growth - Alt 20	All Asset Growth - Alt 20 Combined Pro Forma (Unaudited)
Cost of Purchases:
Long-term investments other than U.S. government debt securities	$9,630,385	$37,044,812	$46,675,197
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$5,598,572	$46,364,748	$51,963,320

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	CharterSM Moderate	All Asset Growth - Alt 20	All Asset Growth - Alt 20 Combined Pro Forma (Unaudited)
Aggregate gross unrealized appreciation	$2,253,820	$60,132,951	$62,386,771
Aggregate gross unrealized depreciation	(396,182)	(2,907,587)	(3,303,769)

Net unrealized appreciation	$1,857,638	$57,225,364	$59,083,002

Federal income tax cost of investments in securities and derivative instruments, if applicable	$38,567,485	$283,931,405	$322,498,890

EQ ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019 (Unaudited)

	CharterSM Moderate	All Asset Growth - Alt 20	Pro Forma Adjustment		All Asset Growth - Alt 20 Combined Pro Forma
Investments in Securities at Cost, Affiliated Issuers	$27,134,833	$250,300,064	$—		$277,434,897
Investments in Securities at Cost, Unaffiliated Issuers	$11,464,161	$31,704,200	$—		$43,168,361
Investments in Securities at Cost, Repurchase Agreements	$—	$3,045,917	$—		$3,045,917
ASSETS
Investments in Securities at value, Affiliated Issuers (x)	$28,815,466	$296,714,929	$—		$325,530,395
Investments in Securities at value, Unaffiliated Issuers (x)	11,609,657	41,395,923	—		53,005,580
Investments in Securities at value, Repurchase Agreements	—	3,045,917	—		3,045,917
Cash	348,455	1,558,346	—		1,906,801
Receivable from investment manager	11,803		—		11,803
Receivable from Portfolio shares sold	1,066	42,370	—		43,436
Securities lending income receivable	—	4,342	—		4,342
Dividends, interest, and other receivables	524	—	—		524
Other assets	149	1,377	—		1,526

Total assets	40,787,120	342,763,204	—		383,550,324

LIABILITIES
Payable for return of collateral on securities loaned	—	3,045,917	—		3,045,917
Payable for Portfolio shares redeemed	1,330	605,806	—		607,136
Payable for securities purchased	48,194	33,380	—		81,574
Distribution fees payable — Class B/IB	8,556	64,401	—		72,957
Administrative fees payable	—	34,993	—		34,993
Investment management fees payable	—	28,464	—		28,464
Distribution fees payable — Class IA	—	6,137	—		6,137
Trustees’ fees payable	794	1,137	—		1,931
Accrued expenses	77,785	112,565	—		190,350

Total liabilities	136,659	3,932,800	—		4,069,459

NET ASSETS	$40,650,461	$338,830,404	$—		$379,480,865

Net assets were comprised of:
Paid in capital	$38,166,711	$275,384,646	$—		$313,551,357
Total distributable earnings (loss)	2,483,750	63,445,758	—		65,929,508

Net Assets	$40,650,461	$338,830,404	$—		$379,480,865

Class IA Shares:
Net Assets	$—	$28,759,231	—		$28,759,231
Shares outstanding	—	1,378,948	—		1,378,948
Net asset value, offering and redemption price per share	$—	$20.86			$20.86
Class B/IB Shares:
Net Assets	$40,650,461	$307,078,223	$—		$347,728,684
Shares outstanding	3,764,111	14,681,237	(1,823,518	)(a)	16,621,830
Net asset value, offering and redemption price per share	$10.80	$20.92			$20.92
Class K Shares:
Net Assets	$—	$2,992,950	—		$2,992,950
Shares outstanding	—	143,832	—		143,832
Net asset value, offering and redemption price per share	$—	$20.81			$20.81
(x) Includes value of securities on loan of:	—	$6,408,591	—		$6,408,591

(a)	Reflects retired shares of the Acquired Portfolio.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019 (Unaudited)

	CharterSM Moderate	All Asset Growth - Alt 20	Pro Forma Adjustment		All Asset Growth - Alt 20 Combined Pro Forma
Dividend income received from Affiliates	$607,713	$6,210,705	$—		$6,818,418
INVESTMENT INCOME
Dividends	$972,257	$7,092,815	$—		$8,065,072
Interest	3,899	21,001	—		24,900
Securities lending (net)	—	74,880	—		74,880

Total income	976,156	7,188,696	—		8,164,852

EXPENSES
Distribution fees — Class B/IB	91,211	741,032	—		832,243
Administrative fees	44,934	404,189	—		449,123
Investment management fees	54,727	328,136	(18,125	)(a)	364,738
Custodian fees	180,000	146,000	(180,000	)(b)	146,000
Professional fees	40,899	35,996	(41,262	)(b)	35,633
Distribution fees — Class IA	—	72,172	—		72,172
Printing and mailing expenses	24,243	43,455	(21,082	)(b)	46,616
Trustees’ fees	1,138	10,563	(2,008	)(b)	9,693
Tax expense	1,886	—	(1,886	)(d)	—
Miscellaneous	452	4,430	(452	)(b)	4,430

Gross expenses	439,490	1,785,973	(264,815)		1,960,648

Less: Waiver from investment manager	(99,661)	—	99,661	(c)	—
Reimbursement from investment manager	(130,573)	—	130,573	(c)	—

Net expenses	209,256	1,785,973	(34,581)		1,960,648

NET INVESTMENT INCOME (LOSS)	766,900	5,402,723	34,581		6,204,204

Realized gain (loss) from affiliates	8,157	1,656,780	—		1,664,937
Net distributions of realized gain received from affiliates	666,282	6,763,536	—		7,429,818
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	7,948	1,732,900	—		1,740,848
Net distributions of realized gain received from underlying funds	707,118	6,763,536	—		7,470,654

Net realized gain (loss)	715,066	8,496,436	—		9,211,502

Change in unrealized appreciation (depreciation) from affiliates	2,765,663	37,822,050	—		40,587,713
Change in unrealized appreciation (depreciation) on:
Investments in securities	3,470,215	42,679,704	—		46,149,919

Net change in unrealized appreciation (depreciation)	3,470,215	42,679,704	—		46,149,919

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,185,281	51,176,140	—		55,361,421

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,952,181	$56,578,863	$34,581		$61,565,625

(a)	Reflects adjustment in expenses due to effects of the contract rate.
(b)	Reflects adjustment in expenses due to elimination of duplicative expenses.
(c)	Reflects eliminination of waiver and reimbursement due to expense adjustments.
(d)	Reflects adjustment made to eliminate non-recurring expenses

Note that the Reorganization expenses for the CharterSM Moderate Portfolio, which is estimated to be $14,524, exceeds the expense limit for the Portfolio and will be paid by FMG LLC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

As of December 31, 2019

NOTE 1 — BASIS OF COMBINATION AND SIGNIFICANT ACCOUNTING POLICIES:

EQ Advisors Trust (the “Trust’) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the investment company act of 1940, as amended, as an open-end management investment company with numerous portfolios. The Board of Trustees (the “Board”) of the Trust and of the AXA Premier VIP Trust (“VIP Trust”) approved proposed Agreements and Plans of Reorganization and Termination (each a “Reorganization Plan”) on December 4-5, 2019 that provides for the transfer of all assets of the CharterSM Moderate Portfolio (“Moderate Portfolio”), a series of the VIP Trust (an “Acquired Portfolio”) to the All Asset Growth-Alt 20 Portfolio, a series of the Trust (“Alt 20 Portfolio”), and the assumption by Alt 20 Portfolio of all of the liabilities of the Acquired Portfolio in exchange for shares of the Alt 20 Portfolio having an aggregate value equal to the net assets of the Acquired Portfolio, the distribution of the Alt 20 Portfolio shares to the Acquired Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Acquired Portfolio.

The Moderate Portfolio’s annual contractual management fee equals 0.15% of average daily net assets. The Alt 20 Portfolio’s annual contractual management fee equals 0.10% of average daily net assets. The Reorganization Plan is subject to the approval of the Acquired Portfolio’s shareholders. A special meeting of shareholders of the Acquired Portfolio will be held on or about May 22, 2020.

The Reorganizations of the Moderate Portfolio into the Alt 20 Portfolio will be accounted for as a taxable reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2019. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of the Alt 20 Portfolio and the Acquired Portfolio at December 31, 2019. The unaudited pro forma combined statement of operations reflects the results of operations of the Alt 20 Portfolio as if it had acquired the Acquired Portfolio at the beginning of the year ended December 31, 2019. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will not be carried forward to the surviving entity and results of operations of the Alt 20 Portfolio for pre-combination periods will not be restated. The adjustments to the Statement of Assets and Liabilities give effect to all events that are directly attributable to this transaction.

The unaudited pro forma combined portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information, each of the Portfolios has substantially the same significant policies as detailed in the historical financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganization, the Alt 20 Portfolio is the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies.” The legal survivor normally is considered the accounting survivor of a reorganization. In this case, the Alt 20 Portfolio is the legal survivor. Other criteria include:

a.) Portfolio	Management — The merged entity will be managed by the Manager, Advisers and portfolio managers to the Alt 20 Portfolio in a manner consistent with the current management style.

b.) Portfolio	Composition — The merged entity’s portfolio holdings are expected to be consistent with the Alt 20 Portfolio’s current investment strategies and will more closely resemble the current portfolio holdings of the Alt 20 Portfolio than those of the Acquired Portfolio.

c.) Investment	Objective, Policies and Restrictions — The merged entity’s investment objective, policies and fundamental and non-fundamental investment restrictions will be the same as the Alt 20 Portfolio’s current investment objective, policies and fundamental and non-fundamental investment restrictions.

d.) Expense	Structure and Expense Ratios — The merged entity’s expense structure will be lower than that of Alt 20 Portfolio. The expense ratio of the merged entity will be lower than that of the Alt 20 Portfolio and lower than the Acquired Portfolio.

e.) Asset	Size — The Alt 20 Portfolio is significantly larger than the Acquired Portfolio.

NOTE 2 — SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the Acquired Portfolio by the Alt 20 Portfolio as of December 31, 2019. The number of additional shares issued was calculated based on the net assets of the Acquired Portfolio and net asset value per share of the Alt 20 Portfolio at December 31, 2019.

NOTE 3 — VALUATION:

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio will be valued at the net asset value (“NAV”) of the shares of such funds as described in the underlying funds’ prospectuses.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), which will value the assets in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board.

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub- Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Portfolio’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

NOTE 4 — FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS:

Each Portfolio, as well as the Acquiring Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Both the Acquired Portfolio and the Alt 20 Portfolio have no capital loss carryforwards.

The estimated percentage of the holdings of the Acquired Portfolio that will be sold in connection with its respective Reorganization is 100%. The estimated portfolio transaction costs are $1,390. These are estimated amounts and are subject to change. These amounts have not been adjusted in the pro forma Statement of Assets and Liabilities, nor Statement of Operations. Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in shares of the Acquired Portfolio will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

NOTE 5 — UNAUDITED PRO FORMA COMBINED ADJUSTMENTS:

The accompanying unaudited pro forma combined financial statements reflect changes in the Alt 20 Portfolio’s shares as if the merger had taken place on December 31, 2019. The Acquired Portfolio will bear the expenses of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting) which are estimated at approximately $14,524. To the extent that Reorganization expenses exceed the Acquired Portfolio’s expense limitation set forth in their expense limitation arrangements, they will be paid by FMG LLC.

NOTE 6 — REIMBURSEMENT OF WAIVED FEES AND EXPENSES

Under the terms of an Expense Limitation Agreement, the Acquiring Portfolio may, at a later date, reimburse to FMG LLC the amount of management fees waived or other expenses assumed and paid for by FMG LLC pursuant to the Expense Limitation Agreement within three years of payments or waivers being recorded, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit specified in the Expense Limitation Agreement. Consequently, no reimbursement will be made unless the Acquiring Portfolio’s total annual expense ratio is less than the percentage set forth in the Expense Limitation Agreement for the period. At December 31, 2019, under the Expense Limitation Agreement there are no amounts that would be recoverable from the Acquiring Portfolio.

CharterSM Small Cap Growth Portfolio merging into EQ/Morgan Stanley Small Cap Growth Portfolio

The following tables set forth the pro forma Portfolio of Investments as of December 31, 2019, the pro forma condensed Statement of Assets and Liabilities as of December 31, 2019, and the pro forma condensed Statement of Operations for the one year period ended December 31, 2019 for the CharterSM Small Cap Growth Portfolio (“Small Cap Growth Portfolio”) and the EQ/Morgan Stanley Small Cap Growth Portfolio, as adjusted giving effect to the Reorganization.

The pro forma Portfolio of Investments contains information about the securities holdings of the combined Portfolio as of December 31, 2019, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2019 (Unaudited)

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
COMMON STOCKS:
Communication Services (3.3%)
Diversified Telecommunication Services (1.2%)
Anterix, Inc.*	—	99,353	—	99,353	—	4,293,043	—	4,293,043
Bandwidth, Inc., Class A*	—	2,091	—	2,091	—	133,928	—	133,928
Cogent Communications Holdings, Inc.	—	6,633	—	6,633	—	436,518	—	436,518
IDT Corp., Class B*	—	1,970	—	1,970	—	14,204	—	14,204
Ooma, Inc.*	—	3,111	—	3,111	—	41,158	—	41,158
ORBCOMM, Inc.*	—	9,323	—	9,323	—	39,250	—	39,250
Pareteum Corp.*(x)	—	7,796	—	7,796	—	3,409	—	3,409
Vonage Holdings Corp.*	—	23,897	—	23,897	—	177,077	—	177,077

					—	5,138,587	—	5,138,587

Entertainment (0.1%)
Eros International plc*	—	880	—	880	—	2,983	—	2,983
Glu Mobile, Inc.*	—	18,312	—	18,312	—	110,788	—	110,788
IMAX Corp.*	—	8,140	—	8,140	—	166,300	—	166,300
Liberty Media Corp.-Liberty Braves, Class A*	—	1,546	—	1,546	—	45,839	—	45,839
Liberty Media Corp.-Liberty Braves, Class C*	—	5,616	—	5,616	—	165,897	—	165,897
LiveXLive Media, Inc.*(x)	—	4,399	—	4,399	—	6,796	—	6,796
Rosetta Stone, Inc.*	—	436	—	436	—	7,909	—	7,909

					—	506,512	—	506,512

Interactive Media & Services (0.9%)
Care.com, Inc.*	—	3,216	—	3,216	—	48,337	—	48,337
Cargurus, Inc.*	—	11,712	—	11,712	—	412,028	—	412,028
Cars.com, Inc.*	—	1,468	—	1,468	—	17,939	—	17,939
Eventbrite, Inc., Class A*	—	5,791	—	5,791	—	116,804	—	116,804
EverQuote, Inc., Class A*(x)	—	1,375	—	1,375	—	47,231	—	47,231
Liberty TripAdvisor Holdings, Inc., Class A*	—	11,515	—	11,515	—	84,635	—	84,635
Meet Group, Inc. (The)*	—	6,829	—	6,829	—	34,213	—	34,213
QuinStreet, Inc.*	—	7,132	—	7,132	—	109,191	—	109,191
Travelzoo*	—	729	—	729	—	7,800	—	7,800
TrueCar, Inc.*	—	14,217	—	14,217	—	67,531	—	67,531
Yelp, Inc.*	—	10,677	—	10,677	—	371,880	—	371,880
Zillow Group, Inc., Class C*(x)	—	54,374	—	54,374	—	2,497,942	—	2,497,942

					—	3,815,531	—	3,815,531

Media (1.1%)
Boston Omaha Corp., Class A*(x)	—	1,166	—	1,166	—	24,533	—	24,533
Cardlytics, Inc.*	—	63,999	—	63,999	—	4,022,977	—	4,022,977

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Central European Media Enterprises Ltd., Class A*	—	13,898	—	13,898	—	62,958	—	62,958
Clear Channel Outdoor Holdings, Inc.*	—	1,548	—	1,548	—	4,427	—	4,427
Entravision Communications Corp., Class A	—	1,818	—	1,818	—	4,763	—	4,763
Fluent, Inc.*	—	6,401	—	6,401	—	16,002	—	16,002
Gray Television, Inc.*	—	5,839	—	5,839	—	125,188	—	125,188
Hemisphere Media Group, Inc.*	—	2,516	—	2,516	—	37,363	—	37,363
Loral Space & Communications, Inc.*	—	2,052	—	2,052	—	66,321	—	66,321
MDC Partners, Inc., Class A*	—	9,307	—	9,307	—	25,873	—	25,873
Meredith Corp.	—	6,248	—	6,248	—	202,873	—	202,873
National CineMedia, Inc.	—	1,048	—	1,048	—	7,640	—	7,640
TechTarget, Inc.*	—	3,565	—	3,565	—	93,047	—	93,047

					—	4,693,965	—	4,693,965

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	—	6,853	—	6,853	—	75,040	—	75,040
Gogo, Inc.*(x)	—	8,765	—	8,765	—	56,096	—	56,096
Shenandoah Telecommunications Co.	—	7,527	—	7,527	—	313,199	—	313,199

					—	444,335	—	444,335

Total Communication Services					—	14,598,930	—	14,598,930

Consumer Discretionary (9.3%)
Auto Components (0.3%)
Dorman Products, Inc.*	—	4,210	—	4,210	—	318,781	—	318,781
Fox Factory Holding Corp.*	—	5,875	—	5,875	—	408,724	—	408,724
Gentherm, Inc.*	—	5,126	—	5,126	—	227,543	—	227,543
LCI Industries	—	3,821	—	3,821	—	409,344	—	409,344
Standard Motor Products, Inc.	—	717	—	717	—	38,159	—	38,159
Stoneridge, Inc.*	—	448	—	448	—	13,135	—	13,135

					—	1,415,686	—	1,415,686

Automoblies (0.0%)
Winnebago Industries, Inc.	—	3,420	—	3,420	—	181,192	—	181,192

Distributors (0.1%)
Core-Mark Holding Co., Inc.	—	7,072	—	7,072	—	192,288	—	192,288
Funko, Inc., Class A*(x)	—	3,410	—	3,410	—	58,515	—	58,515
Greenlane Holdings, Inc., Class A*(x)	—	903	—	903	—	2,939	—	2,939

					—	253,742	—	253,742

Diversified Consumer Services (0.9%)
Career Education Corp.*	—	10,771	—	10,771	—	198,079	—	198,079
Chegg, Inc.*	—	80,997	—	80,997	—	3,070,596	—	3,070,596
Collectors Universe, Inc.	—	1,333	—	1,333	—	30,726	—	30,726
K12, Inc.*	—	494	—	494	—	10,053	—	10,053

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Regis Corp.*	—	297	—	297	—	5,307	—	5,307
Select Interior Concepts, Inc., Class A*	—	1,012	—	1,012	—	9,098	—	9,098
Strategic Education, Inc.	—	3,331	—	3,331	—	529,296	—	529,296

					—	3,853,155	—	3,853,155

Hotels, Restaurants & Leisure (2.1%)
Biglari Holdings, Inc., Class B*	—	124	—	124	—	14,188	—	14,188
BJ’s Restaurants, Inc.	—	2,968	—	2,968	—	112,665	—	112,665
Bloomin’ Brands, Inc.	—	13,528	—	13,528	—	298,563	—	298,563
Boyd Gaming Corp.	—	11,440	—	11,440	—	342,514	—	342,514
Brinker International, Inc.	—	4,400	—	4,400	—	184,800	—	184,800
Carrols Restaurant Group, Inc.*	—	386	—	386	—	2,721	—	2,721
Cheesecake Factory, Inc. (The)(x)	—	6,513	—	6,513	—	253,095	—	253,095
Churchill Downs, Inc.	—	5,500	—	5,500	—	754,600	—	754,600
Chuy’s Holdings, Inc.*	—	692	—	692	—	17,937	—	17,937
Cracker Barrel Old Country Store, Inc.	—	3,752	—	3,752	—	576,833	—	576,833
Dave & Buster’s Entertainment, Inc.	—	4,809	—	4,809	—	193,178	—	193,178
Denny’s Corp.*	—	6,815	—	6,815	—	135,482	—	135,482
Dine Brands Global, Inc.	—	1,478	—	1,478	—	123,443	—	123,443
Drive Shack, Inc.*	—	8,772	—	8,772	—	32,106	—	32,106
Eldorado Resorts, Inc.*(x)	—	10,292	—	10,292	—	613,815	—	613,815
Everi Holdings, Inc.*	—	10,646	—	10,646	—	142,976	—	142,976
Golden Entertainment, Inc.*	—	1,236	—	1,236	—	23,756	—	23,756
Habit Restaurants, Inc. (The), Class A*	—	1,067	—	1,067	—	11,129	—	11,129
Inspired Entertainment, Inc.*	—	1,279	—	1,279	—	8,633	—	8,633
Jack in the Box, Inc.	—	613	—	613	—	47,832	—	47,832
Kura Sushi USA, Inc., Class A*	—	274	—	274	—	6,973	—	6,973
Lindblad Expeditions Holdings, Inc.*	—	3,603	—	3,603	—	58,909	—	58,909
Marriott Vacations Worldwide Corp.	—	1,163	—	1,163	—	149,748	—	149,748
Monarch Casino & Resort, Inc.*	—	1,411	—	1,411	—	68,504	—	68,504
Nathan’s Famous, Inc.	—	204	—	204	—	14,460	—	14,460
Noodles & Co.*(x)	—	4,617	—	4,617	—	25,578	—	25,578
Papa John’s International, Inc.	—	3,066	—	3,066	—	193,618	—	193,618
Penn National Gaming, Inc.*	—	1,952	—	1,952	—	49,893	—	49,893
PlayAGS, Inc.*	—	4,065	—	4,065	—	49,308	—	49,308
Red Rock Resorts, Inc., Class A	—	10,921	—	10,921	—	261,558	—	261,558
Ruth’s Hospitality Group, Inc.	—	4,305	—	4,305	—	93,698	—	93,698
Scientific Games Corp., Class A*	—	8,708	—	8,708	—	233,200	—	233,200
SeaWorld Entertainment, Inc.*	—	7,356	—	7,356	—	233,259	—	233,259
Shake Shack, Inc., Class A*	—	45,099	—	45,099	—	2,686,547	—	2,686,547
Target Hospitality Corp.*(x)	—	5,395	—	5,395	—	26,975	—	26,975
Texas Roadhouse, Inc.	—	10,318	—	10,318	—	581,110	—	581,110
Twin River Worldwide Holdings, Inc.	—	2,700	—	2,700	—	69,255	—	69,255

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Wingstop, Inc.	—	4,241	—	4,241	—	365,701	—	365,701

					—	9,058,560	—	9,058,560

Household Durables (0.8%)
Cavco Industries, Inc.*	—	1,349	—	1,349	—	263,568	—	263,568
Century Communities, Inc.*	—	1,788	—	1,788	—	48,902	—	48,902
GoPro, Inc., Class A*(x)	—	18,622	—	18,622	—	80,819	—	80,819
Green Brick Partners, Inc.*	—	324	—	324	—	3,720	—	3,720
Hamilton Beach Brands Holding Co., Class A	—	971	—	971	—	18,546	—	18,546
Helen of Troy Ltd.*	—	3,929	—	3,929	—	706,395	—	706,395
Hooker Furniture Corp.	—	148	—	148	—	3,802	—	3,802
Installed Building Products, Inc.*	—	3,538	—	3,538	—	243,662	—	243,662
iRobot Corp.*(x)	—	4,280	—	4,280	—	216,696	—	216,696
KB Home	—	2,661	—	2,661	—	91,192	—	91,192
La-Z-Boy, Inc.	—	2,921	—	2,921	—	91,953	—	91,953
Legacy Housing Corp.*	—	390	—	390	—	6,490	—	6,490
LGI Homes, Inc.*	—	3,129	—	3,129	—	221,064	—	221,064
Lovesac Co. (The)*(x)	—	1,390	—	1,390	—	22,309	—	22,309
Mohawk Group Holdings, Inc.*(x)	—	44,392	—	44,392	—	261,469	—	261,469
Purple Innovation, Inc.*(x)	—	130	—	130	—	1,132	—	1,132
Skyline Champion Corp.*	—	7,896	—	7,896	—	250,303	—	250,303
Sonos, Inc.*	—	11,006	—	11,006	—	171,914	—	171,914
Taylor Morrison Home Corp., Class A*	—	2,195	—	2,195	—	47,983	—	47,983
TopBuild Corp.*	—	5,231	—	5,231	—	539,211	—	539,211
Universal Electronics, Inc.*	—	1,915	—	1,915	—	100,078	—	100,078
ZAGG, Inc.*(x)	—	289	—	289	—	2,344	—	2,344

					—	3,393,552	—	3,393,552

Internet & Direct Marketing Retail (3.2%)
1-800-Flowers.com, Inc., Class A*	—	3,796	—	3,796	—	55,042	—	55,042
Duluth Holdings, Inc., Class B*(x)	—	1,738	—	1,738	—	18,301	—	18,301
Farfetch Ltd., Class A*	—	139,557	—	139,557	—	1,444,415	—	1,444,415
Groupon, Inc.*	—	70,077	—	70,077	—	167,484	—	167,484
Leaf Group Ltd.*	—	2,353	—	2,353	—	9,412	—	9,412
MakeMyTrip Ltd.*	—	98,876	—	98,876	—	2,264,261	—	2,264,261
Overstock.com, Inc.*(x)	—	148,717	—	148,717	—	1,048,455	—	1,048,455
PetMed Express, Inc.	—	920	—	920	—	21,638	—	21,638
Quotient Technology, Inc.*	—	1,194	—	1,194	—	11,773	—	11,773
RealReal, Inc. (The)*(x)	—	90,609	—	90,609	—	1,707,980	—	1,707,980
Rubicon Project, Inc. (The)*	—	5,252	—	5,252	—	42,856	—	42,856
Shutterstock, Inc.*	—	2,948	—	2,948	—	126,410	—	126,410
Stitch Fix, Inc., Class A*(x)	—	174,035	—	174,035	—	4,465,738	—	4,465,738
Waitr Holdings, Inc.*(x)	—	1,659	—	1,659	—	534	—	534
Wayfair, Inc., Class A*(x)	—	28,533	—	28,533	—	2,578,527	—	2,578,527

					—	13,962,826	—	13,962,826

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Leisure Products (0.1%)
Clarus Corp.	—	1,330	—	1,330	—	18,035	—	18,035
Johnson Outdoors, Inc., Class A	—	485	—	485	—	37,199	—	37,199
Malibu Boats, Inc., Class A*	—	3,174	—	3,174	—	129,975	—	129,975
Marine Products Corp.	—	1,063	—	1,063	—	15,307	—	15,307
MasterCraft Boat Holdings, Inc.*	—	2,794	—	2,794	—	44,006	—	44,006
Sturm Ruger & Co., Inc.	—	2,427	—	2,427	—	114,142	—	114,142
YETI Holdings, Inc.*(x)	—	6,442	—	6,442	—	224,053	—	224,053

					—	582,717	—	582,717

Specialty Retail (0.8%)
Aaron’s, Inc.	—	9,356	—	9,356	—	534,321	—	534,321
American Eagle Outfitters, Inc.	—	22,349	—	22,349	—	328,530	—	328,530
America’s Car-Mart, Inc.*	—	981	—	981	—	107,576	—	107,576
Asbury Automotive Group, Inc.*	—	3,028	—	3,028	—	338,500	—	338,500
At Home Group, Inc.*	—	524	—	524	—	2,882	—	2,882
Boot Barn Holdings, Inc.*	—	4,373	—	4,373	—	194,730	—	194,730
Camping World Holdings, Inc., Class A	—	5,205	—	5,205	—	76,722	—	76,722
Children’s Place, Inc. (The)(x)	—	2,381	—	2,381	—	148,860	—	148,860
Designer Brands, Inc., Class A	—	3,347	—	3,347	—	52,682	—	52,682
Hibbett Sports, Inc.*	—	128	—	128	—	3,589	—	3,589
Hudson Ltd., Class A*	—	438	—	438	—	6,719	—	6,719
Lithia Motors, Inc., Class A	—	2,147	—	2,147	—	315,609	—	315,609
Lumber Liquidators Holdings, Inc.*	—	893	—	893	—	8,725	—	8,725
MarineMax, Inc.*	—	218	—	218	—	3,638	—	3,638
Monro, Inc.	—	5,091	—	5,091	—	398,116	—	398,116
Murphy USA, Inc.*	—	791	—	791	—	92,547	—	92,547
National Vision Holdings, Inc.*	—	12,248	—	12,248	—	397,203	—	397,203
Rent-A-Center, Inc.	—	7,661	—	7,661	—	220,943	—	220,943
RH*	—	739	—	739	—	157,776	—	157,776
Sleep Number Corp.*	—	4,015	—	4,015	—	197,699	—	197,699
Tailored Brands, Inc.(x)	—	7,184	—	7,184	—	29,742	—	29,742
Winmark Corp.	—	154	—	154	—	30,538	—	30,538

					—	3,647,647	—	3,647,647

Textiles, Apparel & Luxury Goods (1.1%)
Brunello Cucinelli SpA(x)	—	75,063	—	75,063	—	2,657,294	—	2,657,294
Centric Brands, Inc.*	—	2,650	—	2,650	—	5,751	—	5,751
Crocs, Inc.*	—	10,784	—	10,784	—	451,742	—	451,742
Deckers Outdoor Corp.*	—	4,393	—	4,393	—	741,802	—	741,802
Kontoor Brands, Inc.(x)	—	1,656	—	1,656	—	69,536	—	69,536
Oxford Industries, Inc.	—	1,014	—	1,014	—	76,476	—	76,476
Steven Madden Ltd.	—	13,133	—	13,133	—	564,850	—	564,850
Superior Group of Cos., Inc.	—	497	—	497	—	6,729	—	6,729
Wolverine World Wide, Inc.	—	6,045	—	6,045	—	203,958	—	203,958

					—	4,778,138	—	4,778,138

Total Consumer Discretionary					—	41,127,215	—	41,127,215

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Consumer Staples (1.3%)
Beverages (0.2%)
Boston Beer Co., Inc. (The), Class A*	—	1,306	—	1,306	—	493,472	—	493,472
Celsius Holdings, Inc.*	—	4,372	—	4,372	—	21,117	—	21,117
Coca-Cola Consolidated, Inc.	—	734	—	734	—	208,493	—	208,493
Craft Brew Alliance, Inc.*	—	88	—	88	—	1,452	—	1,452
MGP Ingredients, Inc.(x)	—	2,059	—	2,059	—	99,759	—	99,759
National Beverage Corp.*(x)	—	1,814	—	1,814	—	92,550	—	92,550
New Age Beverages Corp.*(x)	—	11,789	—	11,789	—	21,456	—	21,456
Primo Water Corp.*	—	5,481	—	5,481	—	61,524	—	61,524

					—	999,823	—	999,823

Food & Staples Retailing (0.3%)
BJ’s Wholesale Club Holdings, Inc.*	—	5,974	—	5,974	—	135,849	—	135,849
Chefs’ Warehouse, Inc. (The)*	—	3,798	—	3,798	—	144,742	—	144,742
HF Foods Group, Inc.*(x)	—	1,219	—	1,219	—	23,771	—	23,771
Performance Food Group Co.*	—	16,101	—	16,101	—	828,879	—	828,879
PriceSmart, Inc.	—	311	—	311	—	22,087	—	22,087

					—	1,155,328	—	1,155,328

Food Products (0.5%)
B&G Foods, Inc.(x)	—	1,000	—	1,000	—	17,930	—	17,930
Bridgford Foods Corp.*	—	280	—	280	—	6,941	—	6,941
Calavo Growers, Inc.	—	2,523	—	2,523	—	228,559	—	228,559
Freshpet, Inc.*	—	5,400	—	5,400	—	319,086	—	319,086
J&J Snack Foods Corp.	—	2,372	—	2,372	—	437,088	—	437,088
John B Sanfilippo & Son, Inc.	—	1,339	—	1,339	—	122,224	—	122,224
Lancaster Colony Corp.	—	2,137	—	2,137	—	342,134	—	342,134
Limoneira Co.	—	666	—	666	—	12,807	—	12,807
Sanderson Farms, Inc.	—	2,614	—	2,614	—	460,639	—	460,639
Tootsie Roll Industries, Inc.(x)	—	2,227	—	2,227	—	76,030	—	76,030

					—	2,023,438	—	2,023,438

Household Products (0.1%)
WD-40 Co.	—	2,152	—	2,152	—	417,789	—	417,789

Personal Products (0.2%)
BellRing Brands, Inc., Class A*	—	3,678	—	3,678	—	78,305	—	78,305
elf Beauty, Inc.*	—	662	—	662	—	10,678	—	10,678
Inter Parfums, Inc.	—	2,734	—	2,734	—	198,789	—	198,789
Lifevantage Corp.*	—	2,252	—	2,252	—	35,154	—	35,154
Medifast, Inc.(x)	—	1,731	—	1,731	—	189,683	—	189,683
Revlon, Inc., Class A*(x)	—	920	—	920	—	19,706	—	19,706
USANA Health Sciences, Inc.*	—	1,955	—	1,955	—	153,565	—	153,565
Youngevity International, Inc.*	—	1,329	—	1,329	—	4,333	—	4,333

					—	690,213	—	690,213

Tobacco (0.1%)
22nd Century Group, Inc.*(x)	—	18,699	—	18,699	—	20,569	—	20,569
Turning Point Brands, Inc.	—	1,302	—	1,302	—	37,237	—	37,237
Vector Group Ltd.	—	16,362	—	16,362	—	219,087	—	219,087

					—	276,893	—	276,893

Total Consumer Staples					—	5,563,484	—	5,563,484

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Energy (0.2%)
Energy Equipment & Services (0.1%)
Cactus, Inc., Class A	—	7,330	—	7,330	—	251,566	—	251,566
DMC Global, Inc.(x)	—	2,193	—	2,193	—	98,553	—	98,553
FTS International, Inc.*	—	2,473	—	2,473	—	2,572	—	2,572
Liberty Oilfield Services, Inc., Class A	—	2,490	—	2,490	—	27,689	—	27,689
ProPetro Holding Corp.*	—	7,152	—	7,152	—	80,460	—	80,460
RigNet, Inc.*	—	2,058	—	2,058	—	13,583	—	13,583
Solaris Oilfield Infrastructure, Inc., Class A	—	4,743	—	4,743	—	66,402	—	66,402
US Well Services, Inc.*	—	2,524	—	2,524	—	4,770	—	4,770

					—	545,595	—	545,595

Oil, Gas & Consumable Fuels (0.1%)
Altus Midstream Co.*(x)	—	8,242	—	8,242	—	23,572	—	23,572
Ardmore Shipping Corp.*	—	1,083	—	1,083	—	9,801	—	9,801
Brigham Minerals, Inc., Class A	—	1,878	—	1,878	—	40,264	—	40,264
CVR Energy, Inc.	—	1,940	—	1,940	—	78,434	—	78,434
Dorian LPG Ltd.*	—	954	—	954	—	14,768	—	14,768
Evolution Petroleum Corp.	—	3,539	—	3,539	—	19,358	—	19,358
Falcon Minerals Corp.	—	1,069	—	1,069	—	7,547	—	7,547
GasLog Ltd.	—	4,196	—	4,196	—	41,079	—	41,079
Golar LNG Ltd.	—	1,272	—	1,272	—	18,088	—	18,088
Goodrich Petroleum Corp.*	—	844	—	844	—	8,474	—	8,474
Jagged Peak Energy, Inc.*(x)	—	6,576	—	6,576	—	55,830	—	55,830
Matador Resources Co.*	—	1,631	—	1,631	—	29,309	—	29,309
NextDecade Corp.*	—	1,888	—	1,888	—	11,592	—	11,592
PrimeEnergy Resources Corp.*	—	53	—	53	—	8,017	—	8,017
Ring Energy, Inc.*(x)	—	4,417	—	4,417	—	11,661	—	11,661
Rosehill Resources, Inc.*	—	1,660	—	1,660	—	2,125	—	2,125
Tellurian, Inc.*(x)	—	14,563	—	14,563	—	106,019	—	106,019
Uranium Energy Corp.*(x)	—	29,617	—	29,617	—	27,224	—	27,224

					—	513,162	—	513,162

Total Energy					—	1,058,757	—	1,058,757

Financials (2.9%)
Banks (0.5%)
Ameris Bancorp	—	1,485	—	1,485	—	63,172	—	63,172
Atlantic Capital Bancshares, Inc.*	—	314	—	314	—	5,762	—	5,762
Bank First Corp.	—	880	—	880	—	61,609	—	61,609
Bank of NT Butterfield & Son Ltd. (The)	—	2,833	—	2,833	—	104,878	—	104,878
Baycom Corp.*	—	529	—	529	—	12,029	—	12,029
Cambridge Bancorp	—	195	—	195	—	15,629	—	15,629
Century Bancorp, Inc., Class A	—	67	—	67	—	6,027	—	6,027
City Holding Co.	—	197	—	197	—	16,144	—	16,144
CNB Financial Corp.	—	150	—	150	—	4,902	—	4,902
Coastal Financial Corp.*	—	693	—	693	—	11,414	—	11,414
Eagle Bancorp, Inc.	—	299	—	299	—	14,540	—	14,540

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Esquire Financial Holdings, Inc.*	—	428	—	428	—	11,158	—	11,158
FB Financial Corp.	—	1,302	—	1,302	—	51,546	—	51,546
Fidelity D&D Bancorp, Inc.	—	172	—	172	—	10,700	—	10,700
First Capital, Inc.	—	51	—	51	—	3,723	—	3,723
First Financial Bankshares, Inc.(x)	—	20,363	—	20,363	—	714,741	—	714,741
First Financial Corp.	—	186	—	186	—	8,504	—	8,504
First Foundation, Inc.	—	2,039	—	2,039	—	35,479	—	35,479
Glacier Bancorp, Inc.	—	1,968	—	1,968	—	90,508	—	90,508
Hanmi Financial Corp.	—	520	—	520	—	10,397	—	10,397
HarborOne Bancorp, Inc.*	—	2,102	—	2,102	—	23,101	—	23,101
HBT Financial, Inc.*	—	185	—	185	—	3,513	—	3,513
Heritage Commerce Corp.	—	1,030	—	1,030	—	13,215	—	13,215
HomeTrust Bancshares, Inc.	—	707	—	707	—	18,969	—	18,969
Independent Bank Corp./MA	—	496	—	496	—	41,292	—	41,292
Independent Bank Corp./MI	—	1,021	—	1,021	—	23,126	—	23,126
Independent Bank Group, Inc.	—	1,356	—	1,356	—	75,177	—	75,177
Investar Holding Corp.	—	490	—	490	—	11,760	—	11,760
Lakeland Financial Corp.	—	2,879	—	2,879	—	140,870	—	140,870
Malvern Bancorp, Inc.*	—	181	—	181	—	4,179	—	4,179
Metrocity Bankshares, Inc.(x)	—	194	—	194	—	3,397	—	3,397
Midland States Bancorp, Inc.	—	306	—	306	—	8,862	—	8,862
National Bank Holdings Corp., Class A	—	1,488	—	1,488	—	52,407	—	52,407
People’s Utah Bancorp	—	249	—	249	—	7,500	—	7,500
Preferred Bank	—	664	—	664	—	39,900	—	39,900
Red River Bancshares, Inc.*(x)	—	64	—	64	—	3,588	—	3,588
Reliant Bancorp, Inc.	—	167	—	167	—	3,714	—	3,714
Richmond Mutual Bancorporation, Inc.*	—	215	—	215	—	3,431	—	3,431
Seacoast Banking Corp. of Florida*	—	1,353	—	1,353	—	41,361	—	41,361
ServisFirst Bancshares, Inc.	—	6,117	—	6,117	—	230,489	—	230,489
Stock Yards Bancorp, Inc.	—	613	—	613	—	25,170	—	25,170
TriState Capital Holdings, Inc.*	—	1,025	—	1,025	—	26,773	—	26,773
Triumph Bancorp, Inc.*	—	1,743	—	1,743	—	66,269	—	66,269
Union Bankshares, Inc.	—	166	—	166	—	6,019	—	6,019
United Community Banks, Inc.	—	1,025	—	1,025	—	31,652	—	31,652
Unity Bancorp, Inc.	—	140	—	140	—	3,160	—	3,160
Veritex Holdings, Inc.	—	2,382	—	2,382	—	69,388	—	69,388
West Bancorporation, Inc.	—	492	—	492	—	12,610	—	12,610
Westamerica Bancorp	—	703	—	703	—	47,642	—	47,642

					—	2,291,396	—	2,291,396

Capital Markets (0.7%)
Ares Management Corp.	—	11,158	—	11,158	—	398,229	—	398,229
Artisan Partners Asset Management, Inc., Class A	—	4,244	—	4,244	—	137,166	—	137,166
Assetmark Financial Holdings, Inc.*	—	1,019	—	1,019	—	29,571	—	29,571
Blucora, Inc.*	—	5,519	—	5,519	—	144,267	—	144,267
Cohen & Steers, Inc.	—	3,569	—	3,569	—	223,990	—	223,990

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Cowen, Inc., Class A*	—	2,080	—	2,080	—	32,760	—	32,760
Diamond Hill Investment Group, Inc.	—	422	—	422	—	59,274	—	59,274
Federated Investors, Inc., Class B	—	15,106	—	15,106	—	492,304	—	492,304
Focus Financial Partners, Inc., Class A*	—	4,814	—	4,814	—	141,869	—	141,869
GAMCO Investors, Inc., Class A	—	679	—	679	—	13,234	—	13,234
Greenhill & Co., Inc.	—	2,344	—	2,344	—	40,035	—	40,035
Hamilton Lane, Inc., Class A	—	3,426	—	3,426	—	204,190	—	204,190
Healthcare Merger Corp.*	—	38,705	—	38,705	—	400,597	—	400,597
Houlihan Lokey, Inc.	—	6,579	—	6,579	—	321,516	—	321,516
Ladenburg Thalmann Financial Services, Inc.	—	17,213	—	17,213	—	59,901	—	59,901
Moelis & Co., Class A	—	6,017	—	6,017	—	192,063	—	192,063
PJT Partners, Inc., Class A	—	2,064	—	2,064	—	93,148	—	93,148
Pzena Investment Management, Inc., Class A	—	2,836	—	2,836	—	24,446	—	24,446
Safeguard Scientifics, Inc.	—	3,144	—	3,144	—	34,521	—	34,521
Sculptor Capital Management, Inc.	—	1,430	—	1,430	—	31,603	—	31,603
Siebert Financial Corp.*	—	1,136	—	1,136	—	9,826	—	9,826
Silvercrest Asset Management Group, Inc., Class A	—	1,496	—	1,496	—	18,820	—	18,820
Value Line, Inc.	—	160	—	160	—	4,626	—	4,626
Virtus Investment Partners, Inc.	—	135	—	135	—	16,432	—	16,432
WisdomTree Investments, Inc.	—	7,540	—	7,540	—	36,494	—	36,494

					—	3,160,882	—	3,160,882

Consumer Finance (0.2%)
Curo Group Holdings Corp.*	—	2,407	—	2,407	—	29,317	—	29,317
Elevate Credit, Inc.*	—	2,153	—	2,153	—	9,581	—	9,581
Enova International, Inc.*	—	3,322	—	3,322	—	79,927	—	79,927
FirstCash, Inc.	—	6,550	—	6,550	—	528,127	—	528,127
Green Dot Corp., Class A*	—	6,252	—	6,252	—	145,672	—	145,672
Oportun Financial Corp.*(x)	—	503	—	503	—	11,972	—	11,972
Regional Management Corp.*	—	678	—	678	—	20,360	—	20,360
World Acceptance Corp.*	—	496	—	496	—	42,854	—	42,854

					—	867,810	—	867,810

Diversified Financial Services (0.0%)
Alerus Financial Corp.	—	275	—	275	—	6,284	—	6,284
Marlin Business Services Corp.	—	391	—	391	—	8,594	—	8,594

					—	14,878	—	14,878

Insurance (1.2%)
BRP Group, Inc., Class A*	—	888	—	888	—	14,252	—	14,252
Crawford & Co., Class A	—	2,303	—	2,303	—	26,415	—	26,415
eHealth, Inc.*	—	3,554	—	3,554	—	341,468	—	341,468
Enstar Group Ltd.*	—	316	—	316	—	65,368	—	65,368
FedNat Holding Co.	—	885	—	885	—	14,718	—	14,718
Global Indemnity Ltd.	—	265	—	265	—	7,852	—	7,852

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Goosehead Insurance, Inc., Class A(x)	—	1,748	—	1,748	—	74,115	—	74,115
Health Insurance Innovations, Inc., Class A*(x)	—	1,597	—	1,597	—	30,806	—	30,806
Heritage Insurance Holdings, Inc.	—	411	—	411	—	5,446	—	5,446
Investors Title Co.	—	32	—	32	—	5,094	—	5,094
James River Group Holdings Ltd.	—	2,159	—	2,159	—	88,972	—	88,972
Kinsale Capital Group, Inc.	—	3,188	—	3,188	—	324,092	—	324,092
MBIA, Inc.*	—	1,271	—	1,271	—	11,820	—	11,820
National General Holdings Corp.	—	6,347	—	6,347	—	140,269	—	140,269
Palomar Holdings, Inc.*	—	1,969	—	1,969	—	99,415	—	99,415
ProSight Global, Inc.*	—	558	—	558	—	9,001	—	9,001
RLI Corp.	—	6,249	—	6,249	—	562,535	—	562,535
Selective Insurance Group, Inc.	—	4,129	—	4,129	—	269,170	—	269,170
State Auto Financial Corp.	—	140	—	140	—	4,343	—	4,343
Trupanion, Inc.*(x)	—	78,924	—	78,924	—	2,956,493	—	2,956,493
United Fire Group, Inc.	—	291	—	291	—	12,725	—	12,725
Universal Insurance Holdings, Inc.	—	1,616	—	1,616	—	45,232	—	45,232

					—	5,109,601	—	5,109,601

Thrifts & Mortgage Finance (0.3%)
Axos Financial, Inc.*	—	5,725	—	5,725	—	173,353	—	173,353
Entegra Financial Corp.*	—	142	—	142	—	4,283	—	4,283
Essent Group Ltd.	—	7,685	—	7,685	—	399,543	—	399,543
Federal Agricultural Mortgage Corp., Class C	—	412	—	412	—	34,402	—	34,402
FS Bancorp, Inc.	—	84	—	84	—	5,358	—	5,358
Greene County Bancorp, Inc.	—	392	—	392	—	11,286	—	11,286
Hingham Institution for Savings	—	98	—	98	—	20,600	—	20,600
Kearny Financial Corp.	—	4,051	—	4,051	—	56,025	—	56,025
Meridian Bancorp, Inc.	—	1,073	—	1,073	—	21,556	—	21,556
Meta Financial Group, Inc.	—	3,229	—	3,229	—	117,891	—	117,891
Mr Cooper Group, Inc.*	—	5,678	—	5,678	—	71,032	—	71,032
NMI Holdings, Inc., Class A*	—	10,191	—	10,191	—	338,137	—	338,137
OceanFirst Financial Corp.	—	555	—	555	—	14,175	—	14,175
PCSB Financial Corp.	—	249	—	249	—	5,042	—	5,042
Pioneer Bancorp, Inc.*	—	225	—	225	—	3,445	—	3,445
Southern Missouri Bancorp, Inc.	—	86	—	86	—	3,299	—	3,299
United Community Financial Corp.	—	1,263	—	1,263	—	14,727	—	14,727
Walker & Dunlop, Inc.	—	500	—	500	—	32,340	—	32,340
Waterstone Financial, Inc.	—	319	—	319	—	6,070	—	6,070

					—	1,332,564	—	1,332,564

Total Financials					—	12,777,131	—	12,777,131

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Health Care (24.1%)
Biotechnology (6.1%)
89bio, Inc.*(x)	—	360	—	360	—	9,464	—	9,464
ACADIA Pharmaceuticals, Inc.*	—	17,583	—	17,583	—	752,201	—	752,201
Acceleron Pharma, Inc.*	—	5,818	—	5,818	—	308,470	—	308,470
ADMA Biologics, Inc.*(x)	—	7,206	—	7,206	—	28,824	—	28,824
Aduro Biotech, Inc.*	—	8,936	—	8,936	—	10,544	—	10,544
Adverum Biotechnologies, Inc.*	—	8,367	—	8,367	—	96,388	—	96,388
Aeglea BioTherapeutics, Inc.*	—	712	—	712	—	5,440	—	5,440
Affimed NV*	—	9,393	—	9,393	—	25,737	—	25,737
Agenus, Inc.*	—	17,103	—	17,103	—	69,609	—	69,609
AgeX Therapeutics, Inc.*(x)	—	3,401	—	3,401	—	6,190	—	6,190
Aimmune Therapeutics, Inc.*(x)	—	7,076	—	7,076	—	236,834	—	236,834
Akcea Therapeutics, Inc.*(x)	—	1,952	—	1,952	—	33,067	—	33,067
Akero Therapeutics, Inc.*(x)	—	582	—	582	—	12,917	—	12,917
Albireo Pharma, Inc.*	—	1,682	—	1,682	—	42,756	—	42,756
Aldeyra Therapeutics, Inc.*(x)	—	2,401	—	2,401	—	13,950	—	13,950
Alector, Inc.*(x)	—	4,657	—	4,657	—	80,240	—	80,240
Allakos, Inc.*(x)	—	3,055	—	3,055	—	291,325	—	291,325
Allogene Therapeutics, Inc.*	—	6,055	—	6,055	—	157,309	—	157,309
Alnylam Pharmaceuticals, Inc.*	—	9,666	—	9,666	—	1,113,233	—	1,113,233
Amicus Therapeutics, Inc.*	—	39,909	—	39,909	—	388,714	—	388,714
AnaptysBio, Inc.*	—	3,291	—	3,291	—	53,479	—	53,479
Anavex Life Sciences Corp.*(x)	—	6,947	—	6,947	—	17,993	—	17,993
Apellis Pharmaceuticals, Inc.*	—	7,591	—	7,591	—	232,436	—	232,436
Applied Therapeutics, Inc.*	—	786	—	786	—	21,442	—	21,442
Aprea Therapeutics, Inc.*	—	796	—	796	—	36,528	—	36,528
Arena Pharmaceuticals, Inc.*	—	6,299	—	6,299	—	286,101	—	286,101
ArQule, Inc.*	—	15,884	—	15,884	—	317,045	—	317,045
Arrowhead Pharmaceuticals, Inc.*	—	14,592	—	14,592	—	925,571	—	925,571
Assembly Biosciences, Inc.*	—	405	—	405	—	8,286	—	8,286
Atara Biotherapeutics, Inc.*	—	7,966	—	7,966	—	131,200	—	131,200
Athenex, Inc.*	—	10,624	—	10,624	—	162,228	—	162,228
Athersys, Inc.*(x)	—	21,061	—	21,061	—	25,905	—	25,905
Atreca, Inc., Class A*	—	794	—	794	—	12,283	—	12,283
Audentes Therapeutics, Inc.*	—	7,027	—	7,027	—	420,496	—	420,496
Avid Bioservices, Inc.*	—	8,298	—	8,298	—	63,646	—	63,646
Avrobio, Inc.*	—	3,268	—	3,268	—	65,785	—	65,785
Axcella Health, Inc.*	—	1,009	—	1,009	—	4,046	—	4,046
Baudax Bio, Inc.*	—	1,158	—	1,158	—	8,013	—	8,013
Beyondspring, Inc.*(x)	—	1,896	—	1,896	—	29,388	—	29,388
BioCryst Pharmaceuticals, Inc.*	—	19,534	—	19,534	—	67,392	—	67,392
Biohaven Pharmaceutical Holding Co. Ltd.*	—	6,086	—	6,086	—	331,322	—	331,322
BioSpecifics Technologies Corp.*	—	944	—	944	—	53,751	—	53,751
Bioxcel Therapeutics, Inc.*	—	960	—	960	—	14,026	—	14,026
Blueprint Medicines Corp.*	—	7,623	—	7,623	—	610,678	—	610,678
Bridgebio Pharma, Inc.*(x)	—	2,817	—	2,817	—	98,736	—	98,736
Cabaletta Bio, Inc.*	—	763	—	763	—	10,659	—	10,659
Calithera Biosciences, Inc.*	—	1,298	—	1,298	—	7,412	—	7,412
Calyxt, Inc.*(x)	—	1,496	—	1,496	—	10,487	—	10,487

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
CareDx, Inc.*	—	6,103	—	6,103	—	131,642	—	131,642
CASI Pharmaceuticals, Inc.*(x)	—	6,925	—	6,925	—	21,398	—	21,398
Castle Biosciences, Inc.*(x)	—	450	—	450	—	15,466	—	15,466
Catalyst Pharmaceuticals, Inc.*	—	15,251	—	15,251	—	57,191	—	57,191
Celcuity, Inc.*	—	854	—	854	—	9,087	—	9,087
Cellular Biomedicine Group, Inc.*(x)	—	1,334	—	1,334	—	21,664	—	21,664
CEL-SCI Corp.*(x)	—	3,861	—	3,861	—	35,328	—	35,328
Centogene NV*	—	305	—	305	—	3,071	—	3,071
Checkpoint Therapeutics, Inc.*	—	3,674	—	3,674	—	6,319	—	6,319
ChemoCentryx, Inc.*	—	6,365	—	6,365	—	251,736	—	251,736
Clovis Oncology, Inc.*(x)	—	7,970	—	7,970	—	83,087	—	83,087
Coherus Biosciences, Inc.*	—	4,055	—	4,055	—	73,010	—	73,010
Constellation Pharmaceuticals, Inc.*	—	2,178	—	2,178	—	102,606	—	102,606
Corbus Pharmaceuticals Holdings, Inc.*(x)	—	9,050	—	9,050	—	49,413	—	49,413
Cortexyme, Inc.*(x)	—	1,469	—	1,469	—	82,470	—	82,470
Crinetics Pharmaceuticals, Inc.*	—	1,656	—	1,656	—	41,549	—	41,549
Cue Biopharma, Inc.*	—	3,075	—	3,075	—	48,816	—	48,816
Cyclerion Therapeutics, Inc.*	—	3,648	—	3,648	—	9,923	—	9,923
Cytokinetics, Inc.*	—	7,832	—	7,832	—	83,097	—	83,097
CytomX Therapeutics, Inc.*	—	7,013	—	7,013	—	58,278	—	58,278
Deciphera Pharmaceuticals, Inc.*	—	3,084	—	3,084	—	191,948	—	191,948
Denali Therapeutics, Inc.*(x)	—	7,457	—	7,457	—	129,901	—	129,901
Dicerna Pharmaceuticals, Inc.*	—	8,093	—	8,093	—	178,289	—	178,289
Dynavax Technologies Corp.*(x)	—	11,740	—	11,740	—	67,153	—	67,153
Eagle Pharmaceuticals, Inc.*	—	1,446	—	1,446	—	86,876	—	86,876
Editas Medicine, Inc.*	—	39,424	—	39,424	—	1,167,345	—	1,167,345
Eidos Therapeutics, Inc.*(x)	—	1,737	—	1,737	—	99,686	—	99,686
Eiger BioPharmaceuticals, Inc.*	—	3,563	—	3,563	—	53,089	—	53,089
Emergent BioSolutions, Inc.*	—	7,103	—	7,103	—	383,207	—	383,207
Enanta Pharmaceuticals, Inc.*	—	2,674	—	2,674	—	165,200	—	165,200
Enochian Biosciences, Inc.*(x)	—	771	—	771	—	3,870	—	3,870
Epizyme, Inc.*	—	8,820	—	8,820	—	216,972	—	216,972
Esperion Therapeutics, Inc.*(x)	—	3,968	—	3,968	—	236,612	—	236,612
Evelo Biosciences, Inc.*(x)	—	501	—	501	—	2,034	—	2,034
Fate Therapeutics, Inc.*	—	9,472	—	9,472	—	185,367	—	185,367
FibroGen, Inc.*	—	10,989	—	10,989	—	471,318	—	471,318
Flexion Therapeutics, Inc.*	—	5,340	—	5,340	—	110,538	—	110,538
Forty Seven, Inc.*	—	3,492	—	3,492	—	137,480	—	137,480
Frequency Therapeutics, Inc.*	—	701	—	701	—	12,289	—	12,289
G1 Therapeutics, Inc.*	—	3,166	—	3,166	—	83,677	—	83,677
Galectin Therapeutics, Inc.*(x)	—	6,266	—	6,266	—	17,921	—	17,921
Galera Therapeutics, Inc.*(x)	—	332	—	332	—	4,369	—	4,369
Global Blood Therapeutics, Inc.*	—	9,052	—	9,052	—	719,543	—	719,543
GlycoMimetics, Inc.*	—	5,413	—	5,413	—	28,635	—	28,635
Gossamer Bio, Inc.*	—	3,666	—	3,666	—	57,300	—	57,300
Gritstone Oncology, Inc.*(x)	—	741	—	741	—	6,647	—	6,647
Halozyme Therapeutics, Inc.*	—	22,390	—	22,390	—	396,975	—	396,975

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Harpoon Therapeutics, Inc.*	—	384	—	384	—	5,679	—	5,679
Heron Therapeutics, Inc.*	—	13,123	—	13,123	—	308,390	—	308,390
Homology Medicines, Inc.*	—	3,820	—	3,820	—	79,074	—	79,074
Hookipa Pharma, Inc.*	—	1,415	—	1,415	—	17,305	—	17,305
IGM Biosciences, Inc.*	—	605	—	605	—	23,087	—	23,087
ImmunoGen, Inc.*	—	12,625	—	12,625	—	64,451	—	64,451
Immunomedics, Inc.*	—	24,771	—	24,771	—	524,154	—	524,154
Inovio Pharmaceuticals, Inc.*(x)	—	15,096	—	15,096	—	49,817	—	49,817
Insmed, Inc.*	—	13,977	—	13,977	—	333,771	—	333,771
Intellia Therapeutics, Inc.*(x)	—	52,831	—	52,831	—	775,031	—	775,031
Intercept Pharmaceuticals, Inc.*(x)	—	3,930	—	3,930	—	487,006	—	487,006
Intrexon Corp.*(x)	—	3,029	—	3,029	—	16,599	—	16,599
Invitae Corp.*(x)	—	13,524	—	13,524	—	218,142	—	218,142
Iovance Biotherapeutics, Inc.*	—	18,303	—	18,303	—	506,627	—	506,627
Ironwood Pharmaceuticals, Inc.*	—	24,012	—	24,012	—	319,600	—	319,600
Kadmon Holdings, Inc.*	—	24,429	—	24,429	—	110,663	—	110,663
KalVista Pharmaceuticals, Inc.*	—	1,902	—	1,902	—	33,875	—	33,875
Karuna Therapeutics, Inc.*(x)	—	555	—	555	—	41,814	—	41,814
Karyopharm Therapeutics, Inc.*	—	9,318	—	9,318	—	178,626	—	178,626
Kezar Life Sciences, Inc.*	—	191	—	191	—	766	—	766
Kindred Biosciences, Inc.*	—	5,644	—	5,644	—	47,861	—	47,861
Kiniksa Pharmaceuticals Ltd., Class A*	—	2,133	—	2,133	—	23,591	—	23,591
Kodiak Sciences, Inc.*	—	3,685	—	3,685	—	265,136	—	265,136
Krystal Biotech, Inc.*	—	1,620	—	1,620	—	89,716	—	89,716
Kura Oncology, Inc.*	—	5,434	—	5,434	—	74,717	—	74,717
La Jolla Pharmaceutical Co.*(x)	—	3,252	—	3,252	—	12,780	—	12,780
Lexicon Pharmaceuticals, Inc.*(x)	—	6,218	—	6,218	—	25,805	—	25,805
Ligand Pharmaceuticals, Inc.*	—	426	—	426	—	44,428	—	44,428
LogicBio Therapeutics, Inc.*(x)	—	1,197	—	1,197	—	8,618	—	8,618
MacroGenics, Inc.*	—	3,652	—	3,652	—	39,734	—	39,734
Madrigal Pharmaceuticals, Inc.*	—	1,207	—	1,207	—	109,970	—	109,970
Magenta Therapeutics, Inc.*(x)	—	3,056	—	3,056	—	46,329	—	46,329
MannKind Corp.*(x)	—	28,127	—	28,127	—	36,284	—	36,284
Marker Therapeutics, Inc.*(x)	—	4,411	—	4,411	—	12,704	—	12,704
Medicines Co. (The)*(x)	—	3,889	—	3,889	—	330,332	—	330,332
MediciNova, Inc.*(x)	—	6,719	—	6,719	—	45,286	—	45,286
MEI Pharma, Inc.*	—	11,003	—	11,003	—	27,287	—	27,287
MeiraGTx Holdings plc*	—	2,722	—	2,722	—	54,494	—	54,494
Millendo Therapeutics, Inc.*	—	1,511	—	1,511	—	10,184	—	10,184
Minerva Neurosciences, Inc.*	—	3,704	—	3,704	—	26,335	—	26,335
Mirati Therapeutics, Inc.*	—	4,255	—	4,255	—	548,299	—	548,299
Mirum Pharmaceuticals, Inc.*	—	321	—	321	—	7,871	—	7,871
Moderna, Inc.*	—	31,171	—	31,171	—	609,705	—	609,705
Molecular Templates, Inc.*	—	1,751	—	1,751	—	24,488	—	24,488
Momenta Pharmaceuticals, Inc.*	—	15,385	—	15,385	—	303,546	—	303,546
Morphic Holding, Inc.*(x)	—	600	—	600	—	10,296	—	10,296
Mustang Bio, Inc.*	—	4,488	—	4,488	—	18,311	—	18,311
Myriad Genetics, Inc.*	—	1,309	—	1,309	—	35,644	—	35,644
Natera, Inc.*	—	9,729	—	9,729	—	327,770	—	327,770
NextCure, Inc.*(x)	—	2,090	—	2,090	—	117,730	—	117,730

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Novavax, Inc.*(x)	—	1,810	—	1,810	—	7,204	—	7,204
Oncocyte Corp.*(x)	—	3,455	—	3,455	—	7,774	—	7,774
Organogenesis Holdings, Inc.*	—	1,697	—	1,697	—	8,163	—	8,163
Oyster Point Pharma, Inc.*	—	682	—	682	—	16,668	—	16,668
Palatin Technologies, Inc.*(x)	—	35,901	—	35,901	—	28,082	—	28,082
Pfenex, Inc.*	—	4,754	—	4,754	—	52,199	—	52,199
PhaseBio Pharmaceuticals, Inc.*(x)	—	2,239	—	2,239	—	13,680	—	13,680
Pieris Pharmaceuticals, Inc.*	—	7,211	—	7,211	—	26,104	—	26,104
Portola Pharmaceuticals, Inc.*	—	11,906	—	11,906	—	284,315	—	284,315
Precision BioSciences, Inc.*	—	5,597	—	5,597	—	77,742	—	77,742
Prevail Therapeutics, Inc.*	—	902	—	902	—	14,279	—	14,279
Principia Biopharma, Inc.*	—	2,693	—	2,693	—	147,523	—	147,523
Progenics Pharmaceuticals, Inc.*	—	13,592	—	13,592	—	69,183	—	69,183
Protagonist Therapeutics, Inc.*	—	1,764	—	1,764	—	12,436	—	12,436
PTC Therapeutics, Inc.*	—	9,439	—	9,439	—	453,355	—	453,355
Puma Biotechnology, Inc.*	—	4,638	—	4,638	—	40,582	—	40,582
Ra Pharmaceuticals, Inc.*	—	5,437	—	5,437	—	255,158	—	255,158
Radius Health, Inc.*	—	7,021	—	7,021	—	141,543	—	141,543
RAPT Therapeutics, Inc.*(x)	—	185	—	185	—	5,108	—	5,108
REGENXBIO, Inc.*	—	5,221	—	5,221	—	213,904	—	213,904
Replimune Group, Inc.*	—	2,109	—	2,109	—	30,264	—	30,264
Retrophin, Inc.*	—	6,516	—	6,516	—	92,527	—	92,527
Rhythm Pharmaceuticals, Inc.*	—	4,568	—	4,568	—	104,881	—	104,881
Rigel Pharmaceuticals, Inc.*	—	23,331	—	23,331	—	49,928	—	49,928
Rocket Pharmaceuticals, Inc.*	—	4,644	—	4,644	—	105,697	—	105,697
Rubius Therapeutics, Inc.*(x)	—	5,446	—	5,446	—	51,737	—	51,737
Sangamo Therapeutics, Inc.*	—	12,533	—	12,533	—	104,901	—	104,901
Savara, Inc.*(x)	—	4,278	—	4,278	—	19,165	—	19,165
Scholar Rock Holding Corp.*	—	2,848	—	2,848	—	37,537	—	37,537
Seres Therapeutics, Inc.*	—	5,709	—	5,709	—	19,696	—	19,696
Solid Biosciences, Inc.*(x)	—	437	—	437	—	1,945	—	1,945
Sorrento Therapeutics, Inc.*(x)	—	19,919	—	19,919	—	67,326	—	67,326
Spectrum Pharmaceuticals, Inc.*	—	15,919	—	15,919	—	57,945	—	57,945
Spero Therapeutics, Inc.*	—	60	—	60	—	577	—	577
SpringWorks Therapeutics, Inc.*	—	1,281	—	1,281	—	49,306	—	49,306
Stemline Therapeutics, Inc.*	—	7,114	—	7,114	—	75,622	—	75,622
Stoke Therapeutics, Inc.*	—	1,137	—	1,137	—	32,200	—	32,200
Sutro Biopharma, Inc.*	—	217	—	217	—	2,387	—	2,387
Syndax Pharmaceuticals, Inc.*	—	3,266	—	3,266	—	28,675	—	28,675
Synthorx, Inc.*	—	1,340	—	1,340	—	93,653	—	93,653
Syros Pharmaceuticals, Inc.*	—	5,624	—	5,624	—	38,862	—	38,862
TCR2 Therapeutics, Inc.*	—	193	—	193	—	2,756	—	2,756
TG Therapeutics, Inc.*(x)	—	12,038	—	12,038	—	133,622	—	133,622
Tocagen, Inc.*(x)	—	3,578	—	3,578	—	1,908	—	1,908
Translate Bio, Inc.*	—	5,366	—	5,366	—	43,679	—	43,679
Turning Point Therapeutics, Inc.*	—	4,111	—	4,111	—	256,074	—	256,074
Twist Bioscience Corp.*	—	3,473	—	3,473	—	72,933	—	72,933
Tyme Technologies, Inc.*(x)	—	9,927	—	9,927	—	13,898	—	13,898
Ultragenyx Pharmaceutical, Inc.*	—	8,521	—	8,521	—	363,932	—	363,932
UNITY Biotechnology, Inc.*(x)	—	3,107	—	3,107	—	22,401	—	22,401
UroGen Pharma Ltd.*(x)	—	2,967	—	2,967	—	99,009	—	99,009

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Vanda Pharmaceuticals, Inc.*	—	8,063	—	8,063	—	132,314	—	132,314
VBI Vaccines, Inc.*	—	20,487	—	20,487	—	28,272	—	28,272
Veracyte, Inc.*	—	7,379	—	7,379	—	206,022	—	206,022
Vericel Corp.*	—	6,982	—	6,982	—	121,487	—	121,487
Viela Bio, Inc.*	—	660	—	660	—	17,919	—	17,919
Viking Therapeutics, Inc.*(x)	—	1,069	—	1,069	—	8,573	—	8,573
Vir Biotechnology, Inc.*(x)	—	861	—	861	—	10,827	—	10,827
Voyager Therapeutics, Inc.*	—	3,841	—	3,841	—	53,582	—	53,582
X4 Pharmaceuticals, Inc.*	—	1,867	—	1,867	—	19,977	—	19,977
XBiotech, Inc.*(x)	—	2,971	—	2,971	—	55,454	—	55,454
Xencor, Inc.*(x)	—	7,380	—	7,380	—	253,798	—	253,798
Y-mAbs Therapeutics, Inc.*	—	3,695	—	3,695	—	115,469	—	115,469
ZIOPHARM Oncology, Inc.*(x)	—	24,832	—	24,832	—	117,207	—	117,207

					—	26,629,612	—	26,629,612

Health Care Equipment & Supplies (5.3%)
Accuray, Inc.*	—	14,155	—	14,155	—	39,917	—	39,917
Alphatec Holdings, Inc.*	—	5,474	—	5,474	—	38,838	—	38,838
Antares Pharma, Inc.*	—	25,516	—	25,516	—	119,925	—	119,925
Apyx Medical Corp.*	—	644	—	644	—	5,448	—	5,448
AtriCure, Inc.*	—	5,903	—	5,903	—	191,907	—	191,907
Atrion Corp.	—	224	—	224	—	168,336	—	168,336
Axogen, Inc.*	—	5,304	—	5,304	—	94,889	—	94,889
Axonics Modulation Technologies, Inc.*(x)	—	2,418	—	2,418	—	67,003	—	67,003
BioLife Solutions, Inc.*	—	1,084	—	1,084	—	17,539	—	17,539
BioSig Technologies, Inc.*(x)	—	2,564	—	2,564	—	15,179	—	15,179
Cardiovascular Systems, Inc.*	—	5,369	—	5,369	—	260,880	—	260,880
Cerus Corp.*	—	19,654	—	19,654	—	82,940	—	82,940
Conformis, Inc.*	—	10,404	—	10,404	—	15,606	—	15,606
CONMED Corp.	—	4,264	—	4,264	—	476,843	—	476,843
CryoLife, Inc.*	—	5,680	—	5,680	—	153,871	—	153,871
CryoPort, Inc.*	—	5,020	—	5,020	—	82,629	—	82,629
Cutera, Inc.*	—	2,219	—	2,219	—	79,462	—	79,462
CytoSorbents Corp.*(x)	—	4,924	—	4,924	—	18,957	—	18,957
GenMark Diagnostics, Inc.*	—	8,476	—	8,476	—	40,770	—	40,770
Glaukos Corp.*	—	6,067	—	6,067	—	330,470	—	330,470
Globus Medical, Inc., Class A*	—	11,890	—	11,890	—	700,083	—	700,083
Haemonetics Corp.*	—	8,003	—	8,003	—	919,545	—	919,545
Heska Corp.*	—	1,087	—	1,087	—	104,287	—	104,287
Inogen, Inc.*	—	2,842	—	2,842	—	194,194	—	194,194
Integer Holdings Corp.*	—	3,721	—	3,721	—	299,280	—	299,280
IntriCon Corp.*	—	1,340	—	1,340	—	24,120	—	24,120
iRadimed Corp.*	—	728	—	728	—	17,021	—	17,021
iRhythm Technologies, Inc.*	—	4,122	—	4,122	—	280,667	—	280,667
Lantheus Holdings, Inc.*	—	6,087	—	6,087	—	124,844	—	124,844
LeMaitre Vascular, Inc.	—	2,231	—	2,231	—	80,205	—	80,205
LivaNova plc*	—	5,982	—	5,982	—	451,222	—	451,222
Meridian Bioscience, Inc.	—	625	—	625	—	6,106	—	6,106
Merit Medical Systems, Inc.*	—	8,368	—	8,368	—	261,249	—	261,249
Mesa Laboratories, Inc.	—	625	—	625	—	155,875	—	155,875
Misonix, Inc.*	—	1,202	—	1,202	—	22,369	—	22,369

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Natus Medical, Inc.*	—	5,264	—	5,264	—	173,659	—	173,659
Neogen Corp.*	—	8,014	—	8,014	—	522,994	—	522,994
Neuronetics, Inc.*	—	1,954	—	1,954	—	8,774	—	8,774
Nevro Corp.*	—	4,669	—	4,669	—	548,794	—	548,794
Novocure Ltd.*	—	13,570	—	13,570	—	1,143,544	—	1,143,544
NuVasive, Inc.*	—	8,114	—	8,114	—	627,537	—	627,537
Orthofix Medical, Inc.*	—	2,129	—	2,129	—	98,317	—	98,317
OrthoPediatrics Corp.*	—	1,363	—	1,363	—	64,047	—	64,047
Penumbra, Inc.*	—	27,800	—	27,800	—	4,566,706	—	4,566,706
Pulse Biosciences, Inc.*(x)	—	1,678	—	1,678	—	22,502	—	22,502
Quidel Corp.*	—	5,536	—	5,536	—	415,366	—	415,366
Quotient Ltd.*	—	508,363	—	508,363	—	4,834,532	—	4,834,532
Rockwell Medical, Inc.*(x)	—	8,344	—	8,344	—	20,359	—	20,359
Senseonics Holdings, Inc.*(x)	—	17,391	—	17,391	—	15,930	—	15,930
Shockwave Medical, Inc.*	—	46,479	—	46,479	—	2,041,358	—	2,041,358
SI-BONE, Inc.*	—	2,627	—	2,627	—	56,481	—	56,481
Sientra, Inc.*	—	5,213	—	5,213	—	46,604	—	46,604
Silk Road Medical, Inc.*(x)	—	2,500	—	2,500	—	100,950	—	100,950
Soliton, Inc.*(x)	—	839	—	839	—	9,212	—	9,212
STAAR Surgical Co.*	—	6,965	—	6,965	—	244,959	—	244,959
Surmodics, Inc.*	—	2,017	—	2,017	—	83,564	—	83,564
Tactile Systems Technology, Inc.*	—	2,844	—	2,844	—	191,998	—	191,998
Tandem Diabetes Care, Inc.*	—	8,755	—	8,755	—	521,886	—	521,886
TransEnterix, Inc.*(x)	—	1,613	—	1,613	—	2,371	—	2,371
TransMedics Group, Inc.*(x)	—	1,892	—	1,892	—	35,967	—	35,967
Utah Medical Products, Inc.	—	466	—	466	—	50,281	—	50,281
Vapotherm, Inc.*	—	2,307	—	2,307	—	28,053	—	28,053
Varex Imaging Corp.*	—	2,514	—	2,514	—	74,942	—	74,942
ViewRay, Inc.*(x)	—	11,332	—	11,332	—	47,821	—	47,821
Wright Medical Group NV*	—	19,710	—	19,710	—	600,761	—	600,761
Zynex, Inc.*(x)	—	2,538	—	2,538	—	19,974	—	19,974

					—	23,162,719	—	23,162,719

Health Care Providers & Services (3.9%)
Addus HomeCare Corp.*	—	1,945	—	1,945	—	189,093	—	189,093
Amedisys, Inc.*	—	4,904	—	4,904	—	818,576	—	818,576
American Renal Associates Holdings, Inc.*	—	1,266	—	1,266	—	13,128	—	13,128
AMN Healthcare Services, Inc.*	—	7,190	—	7,190	—	448,009	—	448,009
Apollo Medical Holdings, Inc.*	—	1,007	—	1,007	—	18,539	—	18,539
Avalon GloboCare Corp.*	—	3,063	—	3,063	—	5,911	—	5,911
BioTelemetry, Inc.*	—	5,159	—	5,159	—	238,862	—	238,862
Catasys, Inc.*(x)	—	1,152	—	1,152	—	18,789	—	18,789
CorVel Corp.*	—	1,391	—	1,391	—	121,518	—	121,518
Covetrus, Inc.*	—	103,013	—	103,013	—	1,359,771	—	1,359,771
Cross Country Healthcare, Inc.*	—	819	—	819	—	9,517	—	9,517
Ensign Group, Inc. (The)	—	7,885	—	7,885	—	357,742	—	357,742
Exagen, Inc.*(x)	—	384	—	384	—	9,754	—	9,754
Genesis Healthcare, Inc.*	—	13,015	—	13,015	—	21,345	—	21,345
Guardant Health, Inc.*	—	63,293	—	63,293	—	4,945,715	—	4,945,715

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Hanger, Inc.*	—	952	—	952	—	26,285	—	26,285
HealthEquity, Inc.*	—	77,189	—	77,189	—	5,717,389	—	5,717,389
Joint Corp. (The)*	—	2,132	—	2,132	—	34,410	—	34,410
LHC Group, Inc.*	—	4,705	—	4,705	—	648,161	—	648,161
Magellan Health, Inc.*	—	1,899	—	1,899	—	148,597	—	148,597
National Research Corp.	—	1,864	—	1,864	—	122,912	—	122,912
Option Care Health, Inc.*	—	2,486	—	2,486	—	9,273	—	9,273
Pennant Group, Inc. (The)*	—	3,926	—	3,926	—	129,833	—	129,833
PetIQ, Inc.*(x)	—	3,079	—	3,079	—	77,129	—	77,129
Progyny, Inc.*	—	806	—	806	—	22,125	—	22,125
Providence Service Corp. (The)*	—	1,847	—	1,847	—	109,305	—	109,305
R1 RCM, Inc.*	—	16,088	—	16,088	—	208,822	—	208,822
RadNet, Inc.*	—	6,651	—	6,651	—	135,015	—	135,015
Select Medical Holdings Corp.*	—	17,197	—	17,197	—	401,378	—	401,378
Surgery Partners, Inc.*	—	267	—	267	—	4,180	—	4,180
Tenet Healthcare Corp.*	—	15,024	—	15,024	—	571,363	—	571,363
US Physical Therapy, Inc.	—	1,957	—	1,957	—	223,783	—	223,783

					—	17,166,229	—	17,166,229

Health Care Technology (3.7%)
Castlight Health, Inc., Class B*	—	16,339	—	16,339	—	21,731	—	21,731
Evolent Health, Inc., Class A*	—	2,362	—	2,362	—	21,376	—	21,376
Health Catalyst, Inc.*(x)	—	1,093	—	1,093	—	37,927	—	37,927
HealthStream, Inc.*	—	1,534	—	1,534	—	41,725	—	41,725
HMS Holdings Corp.*	—	13,681	—	13,681	—	404,958	—	404,958
Inovalon Holdings, Inc., Class A*(x)	—	11,326	—	11,326	—	213,155	—	213,155
Inspire Medical Systems, Inc.*	—	141,468	—	141,468	—	10,498,267	—	10,498,267
Livongo Health, Inc.*(x)	—	1,968	—	1,968	—	49,318	—	49,318
NextGen Healthcare, Inc.*	—	8,555	—	8,555	—	137,479	—	137,479
Omnicell, Inc.*	—	6,477	—	6,477	—	529,300	—	529,300
OptimizeRx Corp.*	—	2,194	—	2,194	—	22,532	—	22,532
Phreesia, Inc.*	—	108,603	—	108,603	—	2,893,184	—	2,893,184
Simulations Plus, Inc.	—	1,909	—	1,909	—	55,495	—	55,495
Tabula Rasa HealthCare, Inc.*(x)	—	3,025	—	3,025	—	147,257	—	147,257
Teladoc Health, Inc.*(x)	—	11,273	—	11,273	—	943,776	—	943,776
Vocera Communications, Inc.*	—	4,905	—	4,905	—	101,828	—	101,828

					—	16,119,308	—	16,119,308

Life Sciences Tools & Services (3.9%)
10X Genomics, Inc., Class A*	—	67,288	—	67,288	—	5,130,710	—	5,130,710
Accelerate Diagnostics, Inc.*(x)	—	4,293	—	4,293	—	72,552	—	72,552
Adaptive Biotechnologies Corp.*(x)	—	27,028	—	27,028	—	808,678	—	808,678
ChromaDex Corp.*(x)	—	6,486	—	6,486	—	27,955	—	27,955
Codexis, Inc.*	—	8,208	—	8,208	—	131,246	—	131,246
Fluidigm Corp.*	—	11,295	—	11,295	—	39,306	—	39,306
Medpace Holdings, Inc.*	—	4,305	—	4,305	—	361,878	—	361,878
NanoString Technologies, Inc.*	—	323,355	—	323,355	—	8,995,736	—	8,995,736

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
NeoGenomics, Inc.*	—	14,887	—	14,887	—	435,445	—	435,445
Pacific Biosciences of California, Inc.*	—	20,048	—	20,048	—	103,047	—	103,047
Personalis, Inc.*	—	1,096	—	1,096	—	11,946	—	11,946
Quanterix Corp.*	—	2,063	—	2,063	—	48,749	—	48,749
Repligen Corp.*	—	8,159	—	8,159	—	754,707	—	754,707
Syneos Health, Inc.*	—	703	—	703	—	41,811	—	41,811

					—	16,963,766	—	16,963,766

Pharmaceuticals (1.4%)
AcelRx Pharmaceuticals, Inc.*(x)	—	4,201	—	4,201	—	8,864	—	8,864
Acer Therapeutics, Inc.*(x)	—	1,250	—	1,250	—	5,013	—	5,013
Aerie Pharmaceuticals, Inc.*(x)	—	6,563	—	6,563	—	158,628	—	158,628
Akorn, Inc.*	—	1,700	—	1,700	—	2,550	—	2,550
Amneal Pharmaceuticals, Inc.*	—	18,428	—	18,428	—	88,823	—	88,823
Amphastar Pharmaceuticals, Inc.*	—	5,547	—	5,547	—	107,002	—	107,002
ANI Pharmaceuticals, Inc.*	—	1,429	—	1,429	—	88,126	—	88,126
Arvinas, Inc.*	—	3,316	—	3,316	—	136,254	—	136,254
Axsome Therapeutics, Inc.*	—	3,933	—	3,933	—	406,515	—	406,515
BioDelivery Sciences International, Inc.*	—	13,316	—	13,316	—	84,157	—	84,157
Cara Therapeutics, Inc.*(x)	—	5,470	—	5,470	—	88,122	—	88,122
Cerecor, Inc.*	—	3,475	—	3,475	—	18,730	—	18,730
Chiasma, Inc.*	—	5,414	—	5,414	—	26,853	—	26,853
Collegium Pharmaceutical, Inc.*	—	5,002	—	5,002	—	102,941	—	102,941
Corcept Therapeutics, Inc.*	—	14,905	—	14,905	—	180,351	—	180,351
CorMedix, Inc.*(x)	—	3,842	—	3,842	—	27,970	—	27,970
Cymabay Therapeutics, Inc.*	—	11,233	—	11,233	—	22,017	—	22,017
Dermira, Inc.*(x)	—	7,353	—	7,353	—	111,471	—	111,471
Eloxx Pharmaceuticals, Inc.*(x)	—	3,407	—	3,407	—	25,076	—	25,076
Endo International plc*	—	1,988	—	1,988	—	9,324	—	9,324
Evofem Biosciences, Inc.*(x)	—	2,175	—	2,175	—	13,420	—	13,420
Evolus, Inc.*(x)	—	2,850	—	2,850	—	34,685	—	34,685
EyePoint Pharmaceuticals, Inc.*(x)	—	6,487	—	6,487	—	10,055	—	10,055
Fulcrum Therapeutics, Inc.*	—	535	—	535	—	8,902	—	8,902
Innoviva, Inc.*	—	9,896	—	9,896	—	140,127	—	140,127
Intersect ENT, Inc.*	—	47,960	—	47,960	—	1,194,204	—	1,194,204
Intra-Cellular Therapies, Inc.*	—	3,505	—	3,505	—	120,257	—	120,257
Kala Pharmaceuticals, Inc.*(x)	—	1,478	—	1,478	—	5,454	—	5,454
Kaleido Biosciences, Inc.*(x)	—	1,695	—	1,695	—	8,509	—	8,509
Liquidia Technologies, Inc.*	—	2,163	—	2,163	—	9,247	—	9,247
Marinus Pharmaceuticals, Inc.*	—	7,648	—	7,648	—	16,520	—	16,520
MyoKardia, Inc.*	—	6,943	—	6,943	—	506,041	—	506,041
NGM Biopharmaceuticals, Inc.*(x)	—	3,621	—	3,621	—	66,952	—	66,952
Ocular Therapeutix, Inc.*(x)	—	6,538	—	6,538	—	25,825	—	25,825
Odonate Therapeutics, Inc.*	—	1,861	—	1,861	—	60,389	—	60,389
Omeros Corp.*(x)	—	7,414	—	7,414	—	104,463	—	104,463
Optinose, Inc.*(x)	—	4,048	—	4,048	—	37,323	—	37,323

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Pacira BioSciences, Inc.*	—	6,369	—	6,369	—	288,516	—	288,516
Paratek Pharmaceuticals, Inc.*(x)	—	5,042	—	5,042	—	20,319	—	20,319
Phathom Pharmaceuticals, Inc.*	—	1,310	—	1,310	—	40,793	—	40,793
Phibro Animal Health Corp., Class A	—	2,945	—	2,945	—	73,124	—	73,124
Reata Pharmaceuticals, Inc., Class A*	—	1,475	—	1,475	—	301,534	—	301,534
Recro Pharma, Inc.*	—	3,097	—	3,097	—	56,768	—	56,768
resTORbio, Inc.*(x)	—	88	—	88	—	131	—	131
Revance Therapeutics, Inc.*	—	5,866	—	5,866	—	95,205	—	95,205
Satsuma Pharmaceuticals, Inc.*	—	518	—	518	—	10,194	—	10,194
SIGA Technologies, Inc.*(x)	—	8,966	—	8,966	—	42,768	—	42,768
Supernus Pharmaceuticals, Inc.*	—	7,697	—	7,697	—	182,573	—	182,573
TherapeuticsMD, Inc.*(x)	—	30,712	—	30,712	—	74,323	—	74,323
Theravance Biopharma, Inc.*	—	7,035	—	7,035	—	182,136	—	182,136
Tricida, Inc.*(x)	—	3,388	—	3,388	—	127,863	—	127,863
Verrica Pharmaceuticals, Inc.*	—	933	—	933	—	14,825	—	14,825
WaVe Life Sciences Ltd.*(x)	—	2,831	—	2,831	—	22,690	—	22,690
Xeris Pharmaceuticals, Inc.*	—	4,119	—	4,119	—	29,039	—	29,039
Zogenix, Inc.*	—	6,651	—	6,651	—	346,717	—	346,717
Zynerba Pharmaceuticals, Inc.*(x)	—	3,382	—	3,382	—	20,427	—	20,427

					—	5,991,105	—	5,991,105

Total Health Care					—	106,032,739	—	106,032,739

Industrials (7.6%)
Aerospace & Defense (0.6%)
Aerojet Rocketdyne Holdings, Inc.*	—	8,014	—	8,014	—	365,919	—	365,919
AeroVironment, Inc.*	—	3,323	—	3,323	—	205,162	—	205,162
Astronics Corp.*	—	3,563	—	3,563	—	99,586	—	99,586
Axon Enterprise, Inc.*	—	9,116	—	9,116	—	668,021	—	668,021
Cubic Corp.	—	741	—	741	—	47,106	—	47,106
Ducommun, Inc.*	—	303	—	303	—	15,311	—	15,311
Kratos Defense & Security Solutions, Inc.*	—	14,066	—	14,066	—	253,329	—	253,329
Mercury Systems, Inc.*	—	8,476	—	8,476	—	585,776	—	585,776
Moog, Inc., Class A	—	4,367	—	4,367	—	372,636	—	372,636
National Presto Industries, Inc.	—	59	—	59	—	5,215	—	5,215
Parsons Corp.*	—	3,037	—	3,037	—	125,367	—	125,367
Triumph Group, Inc.	—	1,879	—	1,879	—	47,482	—	47,482
Wesco Aircraft Holdings, Inc.*	—	2,214	—	2,214	—	24,398	—	24,398

					—	2,815,308	—	2,815,308

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Aerospace & Defense (0.1%)
Air Transport Services Group, Inc.*	—	9,120	—	9,120	—	213,955	—	213,955
Forward Air Corp.	—	4,389	—	4,389	—	307,011	—	307,011
Radiant Logistics, Inc.*	—	6,285	—	6,285	—	35,007	—	35,007

					—	555,973	—	555,973

Airlines (0.2%)
Allegiant Travel Co.	—	2,034	—	2,034	—	353,997	—	353,997
Mesa Air Group, Inc.*	—	1,465	—	1,465	—	13,097	—	13,097
Spirit Airlines, Inc.*	—	8,392	—	8,392	—	338,282	—	338,282

					—	705,376	—	705,376

Building Products (0.9%)
AAON, Inc.	—	6,414	—	6,414	—	316,916	—	316,916
Advanced Drainage Systems, Inc.	—	6,770	—	6,770	—	262,947	—	262,947
American Woodmark Corp.*	—	2,643	—	2,643	—	276,220	—	276,220
Apogee Enterprises, Inc.	—	3,456	—	3,456	—	112,320	—	112,320
Builders FirstSource, Inc.*	—	16,605	—	16,605	—	421,933	—	421,933
Continental Building Products, Inc.*	—	2,616	—	2,616	—	95,301	—	95,301
CSW Industrials, Inc.	—	2,313	—	2,313	—	178,101	—	178,101
JELD-WEN Holding, Inc.*	—	9,408	—	9,408	—	220,241	—	220,241
Masonite International Corp.*	—	3,658	—	3,658	—	264,144	—	264,144
Patrick Industries, Inc.	—	2,347	—	2,347	—	123,053	—	123,053
PGT Innovations, Inc.*	—	4,215	—	4,215	—	62,846	—	62,846
Simpson Manufacturing Co., Inc.	—	7,003	—	7,003	—	561,851	—	561,851
Trex Co., Inc.*	—	9,183	—	9,183	—	825,368	—	825,368
Universal Forest Products, Inc.	—	8,255	—	8,255	—	393,763	—	393,763

					—	4,115,004	—	4,115,004

Commercial Services & Supplies (1.4%)
Advanced Disposal Services, Inc.*	—	10,684	—	10,684	—	351,183	—	351,183
Brady Corp., Class A	—	6,123	—	6,123	—	350,603	—	350,603
Brink’s Co. (The)	—	7,798	—	7,798	—	707,123	—	707,123
Casella Waste Systems, Inc., Class A*	—	7,179	—	7,179	—	330,449	—	330,449
CECO Environmental Corp.*	—	526	—	526	—	4,029	—	4,029
Cimpress plc*(x)	—	3,113	—	3,113	—	391,522	—	391,522
Covanta Holding Corp.	—	18,527	—	18,527	—	274,941	—	274,941
Deluxe Corp.	—	424	—	424	—	21,166	—	21,166
Healthcare Services Group, Inc.	—	11,598	—	11,598	—	282,063	—	282,063
Heritage-Crystal Clean, Inc.*	—	1,618	—	1,618	—	50,757	—	50,757
Herman Miller, Inc.	—	9,205	—	9,205	—	383,388	—	383,388
HNI Corp.	—	5,263	—	5,263	—	197,152	—	197,152
Interface, Inc.	—	8,066	—	8,066	—	133,815	—	133,815
Kimball International, Inc., Class B	—	4,765	—	4,765	—	98,492	—	98,492
Knoll, Inc.	—	7,218	—	7,218	—	182,327	—	182,327

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
McGrath RentCorp	—	2,572	—	2,572	—	196,861	—	196,861
Mobile Mini, Inc.	—	2,247	—	2,247	—	85,184	—	85,184
MSA Safety, Inc.	—	5,515	—	5,515	—	696,875	—	696,875
Pitney Bowes, Inc.	—	12,691	—	12,691	—	51,145	—	51,145
Steelcase, Inc., Class A	—	3,232	—	3,232	—	66,127	—	66,127
Tetra Tech, Inc.	—	8,527	—	8,527	—	734,686	—	734,686
US Ecology, Inc.	—	3,759	—	3,759	—	217,684	—	217,684
Viad Corp.	—	3,132	—	3,132	—	211,410	—	211,410
VSE Corp.	—	97	—	97	—	3,690	—	3,690

					—	6,022,672	—	6,022,672

Construction & Engineering (0.5%)
Argan, Inc.	—	1,942	—	1,942	—	77,952	—	77,952
Comfort Systems USA, Inc.	—	5,682	—	5,682	—	283,248	—	283,248
Construction Partners, Inc., Class A*	—	1,033	—	1,033	—	17,427	—	17,427
Dycom Industries, Inc.*	—	3,780	—	3,780	—	178,227	—	178,227
EMCOR Group, Inc.	—	6,550	—	6,550	—	565,265	—	565,265
Granite Construction, Inc.	—	1,149	—	1,149	—	31,793	—	31,793
Great Lakes Dredge & Dock Corp.*	—	8,340	—	8,340	—	94,492	—	94,492
IES Holdings, Inc.*	—	594	—	594	—	15,242	—	15,242
MasTec, Inc.*	—	9,373	—	9,373	—	601,372	—	601,372
MYR Group, Inc.*	—	2,527	—	2,527	—	82,355	—	82,355
NV5 Global, Inc.*	—	1,632	—	1,632	—	82,334	—	82,334
Primoris Services Corp.	—	4,704	—	4,704	—	104,617	—	104,617
Sterling Construction Co., Inc.*	—	803	—	803	—	11,306	—	11,306
WillScot Corp.*	—	5,501	—	5,501	—	101,713	—	101,713

					—	2,247,343	—	2,247,343

Electrical Equipment (0.5%)
Allied Motion Technologies, Inc.	—	1,111	—	1,111	—	53,883	—	53,883
American Superconductor Corp.*	—	889	—	889	—	6,979	—	6,979
Atkore International Group, Inc.*	—	7,326	—	7,326	—	296,410	—	296,410
AZZ, Inc.	—	1,218	—	1,218	—	55,967	—	55,967
Energous Corp.*(x)	—	4,477	—	4,477	—	7,924	—	7,924
EnerSys	—	4,374	—	4,374	—	327,306	—	327,306
Generac Holdings, Inc.*	—	9,566	—	9,566	—	962,244	—	962,244
Plug Power, Inc.*(x)	—	38,525	—	38,525	—	121,739	—	121,739
Sunrun, Inc.*	—	17,650	—	17,650	—	243,747	—	243,747
Thermon Group Holdings, Inc.*	—	1,366	—	1,366	—	36,609	—	36,609
TPI Composites, Inc.*	—	4,533	—	4,533	—	83,906	—	83,906
Vicor Corp.*	—	2,802	—	2,802	—	130,909	—	130,909
Vivint Solar, Inc.*(x)	—	6,695	—	6,695	—	48,606	—	48,606

					—	2,376,229	—	2,376,229

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	—	5,583	—	5,583	—	192,390	—	192,390

Machinery (1.7%)
Actuant Corp., Class A	—	4,151	—	4,151	—	108,051	—	108,051
Alamo Group, Inc.	—	1,307	—	1,307	—	164,094	—	164,094

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Albany International Corp., Class A	—	4,783	—	4,783	—	363,125	—	363,125
Barnes Group, Inc.	—	910	—	910	—	56,384	—	56,384
Blue Bird Corp.*	—	1,113	—	1,113	—	25,510	—	25,510
Chart Industries, Inc.*	—	5,649	—	5,649	—	381,251	—	381,251
Columbus McKinnon Corp.	—	2,189	—	2,189	—	87,626	—	87,626
Douglas Dynamics, Inc.	—	3,507	—	3,507	—	192,885	—	192,885
Energy Recovery, Inc.*(x)	—	6,027	—	6,027	—	59,004	—	59,004
EnPro Industries, Inc.	—	307	—	307	—	20,532	—	20,532
ESCO Technologies, Inc.	—	3,772	—	3,772	—	348,910	—	348,910
Evoqua Water Technologies Corp.*	—	11,703	—	11,703	—	221,772	—	221,772
Federal Signal Corp.	—	8,837	—	8,837	—	284,993	—	284,993
Franklin Electric Co., Inc.	—	6,825	—	6,825	—	391,209	—	391,209
Gencor Industries, Inc.*	—	300	—	300	—	3,501	—	3,501
Gorman-Rupp Co. (The)	—	533	—	533	—	19,987	—	19,987
Graham Corp.	—	119	—	119	—	2,604	—	2,604
Harsco Corp.*	—	12,171	—	12,171	—	280,055	—	280,055
Helios Technologies, Inc.	—	4,557	—	4,557	—	210,670	—	210,670
Hillenbrand, Inc.	—	6,395	—	6,395	—	213,017	—	213,017
John Bean Technologies Corp.	—	4,871	—	4,871	—	548,767	—	548,767
Kadant, Inc.	—	1,720	—	1,720	—	181,185	—	181,185
LB Foster Co., Class A*	—	54	—	54	—	1,047	—	1,047
Lindsay Corp.	—	570	—	570	—	54,714	—	54,714
Luxfer Holdings plc	—	4,012	—	4,012	—	74,262	—	74,262
Meritor, Inc.*	—	9,760	—	9,760	—	255,614	—	255,614
Miller Industries, Inc.	—	140	—	140	—	5,198	—	5,198
Mueller Industries, Inc.	—	4,750	—	4,750	—	150,813	—	150,813
Mueller Water Products, Inc., Class A	—	14,639	—	14,639	—	175,375	—	175,375
Omega Flex, Inc.	—	452	—	452	—	48,495	—	48,495
Proto Labs, Inc.*	—	4,201	—	4,201	—	426,612	—	426,612
RBC Bearings, Inc.*	—	3,793	—	3,793	—	600,584	—	600,584
REV Group, Inc.	—	769	—	769	—	9,405	—	9,405
Rexnord Corp.*	—	1,726	—	1,726	—	56,302	—	56,302
Spartan Motors, Inc.	—	3,856	—	3,856	—	69,716	—	69,716
SPX Corp.*	—	5,581	—	5,581	—	283,961	—	283,961
Tennant Co.	—	2,814	—	2,814	—	219,267	—	219,267
Terex Corp.	—	7,428	—	7,428	—	221,206	—	221,206
Watts Water Technologies, Inc., Class A	—	2,458	—	2,458	—	245,210	—	245,210
Welbilt, Inc.*	—	20,220	—	20,220	—	315,634	—	315,634

					—	7,378,547	—	7,378,547

Marine (0.0%)
Scorpio Bulkers, Inc.	—	1,511	—	1,511	—	9,625	—	9,625

Professional Services (0.7%)
ASGN, Inc.*	—	6,989	—	6,989	—	496,009	—	496,009
Barrett Business Services, Inc.	—	1,128	—	1,128	—	102,039	—	102,039
BG Staffing, Inc.	—	698	—	698	—	15,279	—	15,279
CRA International, Inc.	—	301	—	301	—	16,395	—	16,395
Exponent, Inc.	—	8,098	—	8,098	—	558,843	—	558,843

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Forrester Research, Inc.*	—	1,707	—	1,707	—	71,182	—	71,182
Franklin Covey Co.*	—	1,472	—	1,472	—	47,443	—	47,443
FTI Consulting, Inc.*	—	531	—	531	—	58,760	—	58,760
Heidrick & Struggles International, Inc.	—	332	—	332	—	10,790	—	10,790
Huron Consulting Group, Inc.*	—	408	—	408	—	28,038	—	28,038
ICF International, Inc.	—	1,753	—	1,753	—	160,610	—	160,610
Insperity, Inc.	—	5,870	—	5,870	—	505,055	—	505,055
Kforce, Inc.	—	3,164	—	3,164	—	125,611	—	125,611
Korn Ferry	—	8,803	—	8,803	—	373,247	—	373,247
Mistras Group, Inc.*	—	310	—	310	—	4,424	—	4,424
Resources Connection, Inc.	—	1,466	—	1,466	—	23,940	—	23,940
TriNet Group, Inc.*	—	6,977	—	6,977	—	394,968	—	394,968
Upwork, Inc.*	—	8,965	—	8,965	—	95,656	—	95,656
Willdan Group, Inc.*	—	1,585	—	1,585	—	50,371	—	50,371

					—	3,138,660	—	3,138,660

Road & Rail (0.1%)
Avis Budget Group, Inc.*	—	8,980	—	8,980	—	289,515	—	289,515
Heartland Express, Inc.	—	398	—	398	—	8,378	—	8,378
PAM Transportation Services, Inc.*	—	210	—	210	—	12,119	—	12,119
Saia, Inc.*	—	2,418	—	2,418	—	225,164	—	225,164
Universal Logistics Holdings, Inc.	—	1,202	—	1,202	—	22,790	—	22,790

					—	557,966	—	557,966

Trading Companies & Distributors (0.8%)
Applied Industrial Technologies, Inc.	—	6,004	—	6,004	—	400,407	—	400,407
Beacon Roofing Supply, Inc.*	—	1,978	—	1,978	—	63,257	—	63,257
EVI Industries, Inc.*(x)	—	71,758	—	71,758	—	1,940,336	—	1,940,336
Foundation Building Materials, Inc.*	—	909	—	909	—	17,589	—	17,589
General Finance Corp.*	—	881	—	881	—	9,753	—	9,753
GMS, Inc.*	—	2,753	—	2,753	—	74,551	—	74,551
H&E Equipment Services, Inc.	—	3,924	—	3,924	—	131,179	—	131,179
Herc Holdings, Inc.*	—	295	—	295	—	14,437	—	14,437
Kaman Corp.	—	626	—	626	—	41,266	—	41,266
Lawson Products, Inc.*	—	679	—	679	—	35,376	—	35,376
MRC Global, Inc.*	—	1,218	—	1,218	—	16,614	—	16,614
SiteOne Landscape Supply, Inc.*	—	6,382	—	6,382	—	578,528	—	578,528
Systemax, Inc.	—	1,478	—	1,478	—	37,187	—	37,187
Transcat, Inc.*	—	1,091	—	1,091	—	34,759	—	34,759

					—	3,395,239	—	3,395,239

Total Industrials					—	33,510,332	—	33,510,332

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Information Technology (19.5%)
Communications Equipment (0.4%)
Acacia Communications, Inc.*	—	5,918	—	5,918	—	401,300	—	401,300
Calix, Inc.*	—	3,880	—	3,880	—	31,040	—	31,040
Cambium Networks Corp.*(x)	—	418	—	418	—	3,653	—	3,653
Casa Systems, Inc.*	—	4,611	—	4,611	—	18,859	—	18,859
Clearfield, Inc.*	—	1,753	—	1,753	—	24,437	—	24,437
DASAN Zhone Solutions, Inc.*	—	1,328	—	1,328	—	11,766	—	11,766
Extreme Networks, Inc.*	—	18,620	—	18,620	—	137,229	—	137,229
InterDigital, Inc.	—	4,886	—	4,886	—	266,238	—	266,238
Plantronics, Inc.	—	5,328	—	5,328	—	145,668	—	145,668
Viavi Solutions, Inc.*	—	35,823	—	35,823	—	537,345	—	537,345

					—	1,577,535	—	1,577,535

Electronic Equipment, Instruments & Components (1.3%)
Airgain, Inc.*	—	1,495	—	1,495	—	15,982	—	15,982
Akoustis Technologies, Inc.*(x)	—	4,075	—	4,075	—	32,600	—	32,600
Badger Meter, Inc.	—	4,459	—	4,459	—	289,523	—	289,523
Coda Octopus Group, Inc.*(x)	—	750	—	750	—	6,277	—	6,277
Cognex Corp.	—	43,326	—	43,326	—	2,427,989	—	2,427,989
ePlus, Inc.*	—	1,834	—	1,834	—	154,588	—	154,588
Fabrinet*	—	5,233	—	5,233	—	339,308	—	339,308
FARO Technologies, Inc.*	—	2,527	—	2,527	—	127,234	—	127,234
Fitbit, Inc., Class A*(x)	—	7,250	—	7,250	—	47,632	—	47,632
II-VI, Inc.*	—	8,956	—	8,956	—	301,549	—	301,549
Insight Enterprises, Inc.*	—	2,015	—	2,015	—	141,634	—	141,634
Iteris, Inc.*	—	6,364	—	6,364	—	31,756	—	31,756
Itron, Inc.*	—	5,358	—	5,358	—	449,804	—	449,804
Kimball Electronics, Inc.*	—	309	—	309	—	5,423	—	5,423
MTS Systems Corp.	—	952	—	952	—	45,725	—	45,725
Napco Security Technologies, Inc.*	—	1,810	—	1,810	—	53,196	—	53,196
nLight, Inc.*	—	5,097	—	5,097	—	103,367	—	103,367
Novanta, Inc.*	—	5,263	—	5,263	—	465,460	—	465,460
OSI Systems, Inc.*	—	2,622	—	2,622	—	264,140	—	264,140
PAR Technology Corp.*(x)	—	1,831	—	1,831	—	56,285	—	56,285
Plexus Corp.*	—	596	—	596	—	45,856	—	45,856
Rogers Corp.*	—	2,887	—	2,887	—	360,096	—	360,096
Sanmina Corp.*	—	2,415	—	2,415	—	82,690	—	82,690
Vishay Precision Group, Inc.*	—	1,228	—	1,228	—	41,752	—	41,752
Wrap Technologies, Inc.*(x)	—	1,216	—	1,216	—	7,770	—	7,770

					—	5,897,636	—	5,897,636

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
IT Services (4.4%)
Brightcove, Inc.*	—	6,226	—	6,226	—	54,104	—	54,104
Cardtronics plc, Class A*	—	4,593	—	4,593	—	205,077	—	205,077
Cass Information Systems, Inc.	—	2,192	—	2,192	—	126,566	—	126,566
CSG Systems International, Inc.	—	5,145	—	5,145	—	266,408	—	266,408
Endurance International Group Holdings, Inc.*	—	10,963	—	10,963	—	51,526	—	51,526
EVERTEC, Inc.	—	9,479	—	9,479	—	322,665	—	322,665
Evo Payments, Inc., Class A*	—	5,515	—	5,515	—	145,651	—	145,651
Exela Technologies, Inc.*(x)	—	5,209	—	5,209	—	2,124	—	2,124
ExlService Holdings, Inc.*	—	5,242	—	5,242	—	364,109	—	364,109
Fastly, Inc., Class A*(x)	—	119,368	—	119,368	—	2,395,716	—	2,395,716
GTT Communications, Inc.*(x)	—	5,131	—	5,131	—	58,237	—	58,237
Hackett Group, Inc. (The)	—	3,346	—	3,346	—	54,004	—	54,004
I3 Verticals, Inc., Class A*	—	2,299	—	2,299	—	64,947	—	64,947
International Money Express, Inc.*(x)	—	2,772	—	2,772	—	33,375	—	33,375
Limelight Networks, Inc.*	—	7,411	—	7,411	—	30,237	—	30,237
LiveRamp Holdings, Inc.*	—	48,569	—	48,569	—	2,334,712	—	2,334,712
MAXIMUS, Inc.	—	9,941	—	9,941	—	739,511	—	739,511
MongoDB, Inc.*(x)	—	59,310	—	59,310	—	7,805,789	—	7,805,789
NIC, Inc.	—	10,284	—	10,284	—	229,847	—	229,847
Paysign, Inc.*(x)	—	4,861	—	4,861	—	49,339	—	49,339
Perficient, Inc.*	—	5,014	—	5,014	—	230,995	—	230,995
Perspecta, Inc.	—	1,597	—	1,597	—	42,225	—	42,225
PRGX Global, Inc.*	—	2,922	—	2,922	—	14,376	—	14,376
Priority Technology Holdings, Inc.*	—	1,044	—	1,044	—	2,558	—	2,558
Science Applications International Corp.	—	9,045	—	9,045	—	787,096	—	787,096
TTEC Holdings, Inc.	—	2,277	—	2,277	—	90,215	—	90,215
Tucows, Inc., Class A*(x)	—	1,501	—	1,501	—	92,732	—	92,732
Unisys Corp.*	—	5,602	—	5,602	—	66,440	—	66,440
Verra Mobility Corp.*	—	19,889	—	19,889	—	278,247	—	278,247
Virtusa Corp.*	—	4,472	—	4,472	—	202,716	—	202,716
Wix.com Ltd.*	—	19,907	—	19,907	—	2,436,218	—	2,436,218

					—	19,577,762	—	19,577,762

Semiconductors & Semiconductor Equipment (1.2%)
Adesto Technologies Corp.*	—	3,676	—	3,676	—	31,246	—	31,246
Advanced Energy Industries, Inc.*	—	5,950	—	5,950	—	423,640	—	423,640
Ambarella, Inc.*	—	1,970	—	1,970	—	119,303	—	119,303
Brooks Automation, Inc.	—	9,589	—	9,589	—	402,354	—	402,354
Cabot Microelectronics Corp.	—	4,526	—	4,526	—	653,192	—	653,192
CEVA, Inc.*	—	3,173	—	3,173	—	85,544	—	85,544
Diodes, Inc.*	—	1,561	—	1,561	—	87,993	—	87,993
DSP Group, Inc.*	—	1,274	—	1,274	—	20,053	—	20,053
Enphase Energy, Inc.*(x)	—	14,352	—	14,352	—	375,018	—	375,018
FormFactor, Inc.*	—	846	—	846	—	21,971	—	21,971
Ichor Holdings Ltd.*	—	821	—	821	—	27,315	—	27,315
Impinj, Inc.*(x)	—	2,602	—	2,602	—	67,288	—	67,288

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Inphi Corp.*	—	7,019	—	7,019	—	519,546	—	519,546
Lattice Semiconductor Corp.*	—	19,636	—	19,636	—	375,833	—	375,833
MaxLinear, Inc.*	—	10,331	—	10,331	—	219,224	—	219,224
NVE Corp.	—	709	—	709	—	50,622	—	50,622
Onto Innovation, Inc.*	—	1,785	—	1,785	—	65,224	—	65,224
PDF Solutions, Inc.*	—	365	—	365	—	6,165	—	6,165
Power Integrations, Inc.	—	4,415	—	4,415	—	436,688	—	436,688
Semtech Corp.*	—	9,429	—	9,429	—	498,794	—	498,794
Silicon Laboratories, Inc.*	—	6,714	—	6,714	—	778,690	—	778,690
Xperi Corp.	—	1,564	—	1,564	—	28,934	—	28,934

					—	5,294,637	—	5,294,637

Software (12.1%)
8x8, Inc.*	—	14,547	—	14,547	—	266,210	—	266,210
A10 Networks, Inc.*	—	7,524	—	7,524	—	51,690	—	51,690
ACI Worldwide, Inc.*	—	18,001	—	18,001	—	681,968	—	681,968
Agilysys, Inc.*	—	3,301	—	3,301	—	83,878	—	83,878
Alarm.com Holdings, Inc.*	—	5,778	—	5,778	—	248,281	—	248,281
Altair Engineering, Inc., Class A*	—	6,275	—	6,275	—	225,335	—	225,335
Alteryx, Inc., Class A*(x)	—	39,444	—	39,444	—	3,947,161	—	3,947,161
American Software, Inc., Class A	—	2,494	—	2,494	—	37,111	—	37,111
Appfolio, Inc., Class A*	—	26,003	—	26,003	—	2,859,030	—	2,859,030
Appian Corp.*(x)	—	105,261	—	105,261	—	4,022,023	—	4,022,023
Avalara, Inc.*	—	104,814	—	104,814	—	7,677,625	—	7,677,625
Benefitfocus, Inc.*	—	4,714	—	4,714	—	103,425	—	103,425
Bill.Com Holdings, Inc.*	—	47,368	—	47,368	—	1,802,352	—	1,802,352
Blackbaud, Inc.	—	7,624	—	7,624	—	606,870	—	606,870
Blackline, Inc.*	—	6,764	—	6,764	—	348,752	—	348,752
Bottomline Technologies DE, Inc.*	—	6,761	—	6,761	—	362,390	—	362,390
Box, Inc., Class A*	—	22,341	—	22,341	—	374,882	—	374,882
ChannelAdvisor Corp.*	—	4,182	—	4,182	—	37,805	—	37,805
Cision Ltd.*	—	14,233	—	14,233	—	141,903	—	141,903
Cloudera, Inc.*(x)	—	2,381	—	2,381	—	27,691	—	27,691
CommVault Systems, Inc.*	—	6,401	—	6,401	—	285,741	—	285,741
Cornerstone OnDemand, Inc.*	—	8,885	—	8,885	—	520,217	—	520,217
Coupa Software, Inc.*	—	40,373	—	40,373	—	5,904,551	—	5,904,551
Digimarc Corp.*(x)	—	1,763	—	1,763	—	59,166	—	59,166
Digital Turbine, Inc.*	—	12,467	—	12,467	—	88,890	—	88,890
Domo, Inc., Class B*	—	2,675	—	2,675	—	58,101	—	58,101
Ebix, Inc.	—	3,662	—	3,662	—	122,347	—	122,347
eGain Corp.*	—	3,302	—	3,302	—	26,152	—	26,152
Envestnet, Inc.*	—	7,541	—	7,541	—	525,080	—	525,080
Everbridge, Inc.*	—	34,766	—	34,766	—	2,714,529	—	2,714,529
Five9, Inc.*	—	9,345	—	9,345	—	612,845	—	612,845
ForeScout Technologies, Inc.*	—	6,600	—	6,600	—	216,480	—	216,480
Ideanomics, Inc.*(x)	—	7,665	—	7,665	—	6,559	—	6,559
Instructure, Inc.*	—	5,373	—	5,373	—	259,032	—	259,032
Intelligent Systems Corp.*	—	1,069	—	1,069	—	42,696	—	42,696
j2 Global, Inc.	—	7,269	—	7,269	—	681,178	—	681,178
LivePerson, Inc.*	—	9,673	—	9,673	—	357,901	—	357,901
Majesco*	—	1,089	—	1,089	—	8,984	—	8,984

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
MicroStrategy, Inc., Class A*	—	1,291	—	1,291	—	184,135	—	184,135
Mitek Systems, Inc.*	—	4,601	—	4,601	—	35,198	—	35,198
MobileIron, Inc.*	—	15,222	—	15,222	—	73,979	—	73,979
Model N, Inc.*	—	5,148	—	5,148	—	180,540	—	180,540
OneSpan, Inc.*	—	3,625	—	3,625	—	62,060	—	62,060
Phunware, Inc.*	—	4,908	—	4,908	—	5,841	—	5,841
Ping Identity Holding Corp.*(x)	—	1,757	—	1,757	—	42,695	—	42,695
Progress Software Corp.	—	6,943	—	6,943	—	288,482	—	288,482
PROS Holdings, Inc.*	—	5,137	—	5,137	—	307,809	—	307,809
Q2 Holdings, Inc.*	—	6,829	—	6,829	—	553,695	—	553,695
QAD, Inc., Class A	—	946	—	946	—	48,180	—	48,180
Qualys, Inc.*	—	5,253	—	5,253	—	437,943	—	437,943
Rapid7, Inc.*	—	7,731	—	7,731	—	433,091	—	433,091
Rimini Street, Inc.*	—	3,207	—	3,207	—	12,443	—	12,443
SailPoint Technologies Holding, Inc.*	—	13,377	—	13,377	—	315,697	—	315,697
SecureWorks Corp., Class A*	—	180	—	180	—	2,999	—	2,999
SharpSpring, Inc.*	—	1,711	—	1,711	—	19,625	—	19,625
ShotSpotter, Inc.*(x)	—	1,309	—	1,309	—	33,379	—	33,379
Smartsheet, Inc., Class A*	—	176,620	—	176,620	—	7,933,770	—	7,933,770
SPS Commerce, Inc.*	—	5,468	—	5,468	—	303,037	—	303,037
SVMK, Inc.*	—	13,488	—	13,488	—	241,031	—	241,031
Telaria, Inc.*	—	6,884	—	6,884	—	60,648	—	60,648
Telenav, Inc.*	—	2,776	—	2,776	—	13,491	—	13,491
Tenable Holdings, Inc.*	—	5,887	—	5,887	—	141,053	—	141,053
Upland Software, Inc.*	—	3,546	—	3,546	—	126,628	—	126,628
Varonis Systems, Inc.*	—	4,628	—	4,628	—	359,642	—	359,642
Verint Systems, Inc.*	—	9,830	—	9,830	—	544,189	—	544,189
VirnetX Holding Corp.*(x)	—	9,881	—	9,881	—	37,548	—	37,548
Workiva, Inc.*	—	5,743	—	5,743	—	241,493	—	241,493
Xero Ltd.*	—	62,607	—	62,607	—	3,514,757	—	3,514,757
Yext, Inc.*	—	14,829	—	14,829	—	213,834	—	213,834
Zix Corp.*	—	8,393	—	8,393	—	56,905	—	56,905
Zuora, Inc., Class A*	—	13,822	—	13,822	—	198,069	—	198,069

					—	53,420,717	—	53,420,717

Technology Hardware, Software & Peripherals (0.0%)
AstroNova, Inc.	—	1,124	—	1,124	—	15,421	—	15,421
Avid Technology, Inc.*	—	4,576	—	4,576	—	39,262	—	39,262
Diebold Nixdorf, Inc.*	—	6,220	—	6,220	—	65,683	—	65,683
Sonim Technologies, Inc.*(x)	—	1,777	—	1,777	—	6,451	—	6,451

					—	126,817	—	126,817

Total Information Technology					—	85,895,104	—	85,895,104

Materials (1.2%)
Chemicals (0.8%)
Advanced Emissions Solutions, Inc.(x)	—	2,291	—	2,291	—	24,056	—	24,056
Amyris, Inc.*(x)	—	1,416	—	1,416	—	4,375	—	4,375
Balchem Corp.	—	5,032	—	5,032	—	511,402	—	511,402

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Chase Corp.	—	1,145	—	1,145	—	135,660	—	135,660
Ferro Corp.*	—	10,335	—	10,335	—	153,268	—	153,268
GCP Applied Technologies, Inc.*	—	8,419	—	8,419	—	191,195	—	191,195
HB Fuller Co.	—	5,936	—	5,936	—	306,120	—	306,120
Ingevity Corp.*	—	6,565	—	6,565	—	573,650	—	573,650
Innospec, Inc.	—	3,278	—	3,278	—	339,076	—	339,076
Koppers Holdings, Inc.*	—	2,061	—	2,061	—	78,771	—	78,771
Kraton Corp.*	—	1,319	—	1,319	—	33,397	—	33,397
Marrone Bio Innovations, Inc.*(x)	—	7,077	—	7,077	—	7,148	—	7,148
OMNOVA Solutions, Inc.*	—	6,905	—	6,905	—	69,810	—	69,810
Orion Engineered Carbons SA	—	6,316	—	6,316	—	121,899	—	121,899
PolyOne Corp.	—	11,299	—	11,299	—	415,690	—	415,690
Quaker Chemical Corp.	—	2,045	—	2,045	—	336,443	—	336,443
Sensient Technologies Corp.	—	3,510	—	3,510	—	231,976	—	231,976
Stepan Co.	—	366	—	366	—	37,493	—	37,493
Tronox Holdings plc, Class A	—	6,670	—	6,670	—	76,171	—	76,171
Valhi, Inc.	—	142	—	142	—	266	—	266

					—	3,647,866	—	3,647,866

Construction Materials (0.1%)
Forterra, Inc.*(x)	—	2,919	—	2,919	—	33,744	—	33,744
Summit Materials, Inc., Class A*	—	3,234	—	3,234	—	77,293	—	77,293
United States Lime & Minerals, Inc.	—	5	—	5	—	451	—	451
US Concrete, Inc.*	—	2,536	—	2,536	—	105,650	—	105,650

					—	217,138	—	217,138

Containers & Packaging (0.0%)
Myers Industries, Inc.	—	5,607	—	5,607	—	93,525	—	93,525
UFP Technologies, Inc.*	—	133	—	133	—	6,598	—	6,598

					—	100,123	—	100,123

Metals & Mining (0.2%)
AK Steel Holding Corp.*	—	21,775	—	21,775	—	71,640	—	71,640
Cleveland-Cliffs, Inc.(x)	—	6,377	—	6,377	—	53,567	—	53,567
Compass Minerals International, Inc.	—	5,325	—	5,325	—	324,612	—	324,612
Kaiser Aluminum Corp.	—	1,260	—	1,260	—	139,721	—	139,721
Materion Corp.	—	1,295	—	1,295	—	76,988	—	76,988
Mayville Engineering Co., Inc.*	—	1,005	—	1,005	—	9,427	—	9,427
Novagold Resources, Inc.*	—	25,282	—	25,282	—	226,527	—	226,527
Ryerson Holding Corp.*	—	2,486	—	2,486	—	29,409	—	29,409
Worthington Industries, Inc.	—	1,320	—	1,320	—	55,677	—	55,677

					—	987,568	—	987,568

Paper & Forest Products (0.1%)
Boise Cascade Co.	—	1,472	—	1,472	—	53,772	—	53,772
Louisiana-Pacific Corp.	—	2,560	—	2,560	—	75,955	—	75,955
Neenah, Inc.	—	2,161	—	2,161	—	152,199	—	152,199
Verso Corp., Class A*	—	317	—	317	—	5,716	—	5,716

					—	287,642	—	287,642

Total Materials					—	5,240,337	—	5,240,337

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Real Estate (3.6%)
Equity Real Estate Investment Trusts (REITs) (1.4%)
Alexander’s, Inc. (REIT)	—	334	—	334	—	110,337	—	110,337
American Assets Trust, Inc. (REIT)	—	7,527	—	7,527	—	345,489	—	345,489
American Finance Trust, Inc. (REIT)	—	1,101	—	1,101	—	14,599	—	14,599
Armada Hoffler Properties, Inc. (REIT)	—	2,789	—	2,789	—	51,178	—	51,178
Bluerock Residential Growth REIT, Inc. (REIT)	—	3,463	—	3,463	—	41,729	—	41,729
CareTrust REIT, Inc. (REIT)	—	11,124	—	11,124	—	229,488	—	229,488
Clipper Realty, Inc. (REIT)	—	2,202	—	2,202	—	23,341	—	23,341
Community Healthcare Trust, Inc. (REIT)	—	1,761	—	1,761	—	75,477	—	75,477
Easterly Government Properties, Inc. (REIT)	—	2,688	—	2,688	—	63,786	—	63,786
EastGroup Properties, Inc. (REIT)	—	5,941	—	5,941	—	788,193	—	788,193
Essential Properties Realty Trust, Inc. (REIT)	—	1,366	—	1,366	—	33,890	—	33,890
First Industrial Realty Trust, Inc. (REIT)	—	4,044	—	4,044	—	167,866	—	167,866
Four Corners Property Trust, Inc. (REIT)	—	10,717	—	10,717	—	302,112	—	302,112
GEO Group, Inc. (The) (REIT)	—	18,503	—	18,503	—	307,335	—	307,335
Gladstone Commercial Corp. (REIT)	—	1,394	—	1,394	—	30,473	—	30,473
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	—	706	—	706	—	22,719	—	22,719
Innovative Industrial Properties, Inc. (REIT)(x)	—	1,768	—	1,768	—	134,138	—	134,138
iStar, Inc. (REIT)	—	6,469	—	6,469	—	93,865	—	93,865
LTC Properties, Inc. (REIT)	—	3,035	—	3,035	—	135,877	—	135,877
Monmouth Real Estate Investment Corp. (REIT)	—	2,217	—	2,217	—	32,102	—	32,102
National Health Investors, Inc. (REIT)	—	2,900	—	2,900	—	236,292	—	236,292
National Storage Affiliates Trust (REIT)	—	9,272	—	9,272	—	311,725	—	311,725
New Senior Investment Group, Inc. (REIT)	—	5,878	—	5,878	—	44,967	—	44,967
NexPoint Residential Trust, Inc. (REIT)	—	3,066	—	3,066	—	137,970	—	137,970
Pennsylvania REIT (REIT)(x)	—	5,435	—	5,435	—	28,969	—	28,969
PS Business Parks, Inc. (REIT)	—	3,130	—	3,130	—	516,043	—	516,043
QTS Realty Trust, Inc., Class A (REIT)	—	8,979	—	8,979	—	487,290	—	487,290
Ryman Hospitality Properties, Inc. (REIT)	—	7,167	—	7,167	—	621,092	—	621,092
Safehold, Inc. (REIT)	—	109	—	109	—	4,393	—	4,393
Saul Centers, Inc. (REIT)	—	1,704	—	1,704	—	89,937	—	89,937

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Seritage Growth Properties, Class A (REIT)	—	497	—	497	—	19,920	—	19,920
Tanger Factory Outlet Centers, Inc. (REIT)(x)	—	14,003	—	14,003	—	206,264	—	206,264
Terreno Realty Corp. (REIT)	—	1,025	—	1,025	—	55,494	—	55,494
UMH Properties, Inc. (REIT)	—	4,790	—	4,790	—	75,347	—	75,347
Uniti Group, Inc. (REIT)(x)	—	28,898	—	28,898	—	237,253	—	237,253
Universal Health Realty Income Trust (REIT)	—	1,814	—	1,814	—	212,891	—	212,891

					—	6,289,841	—	6,289,841

Real Estate Management & Development (2.1%)
Altisource Portfolio Solutions SA*	—	88	—	88	—	1,701	—	1,701
Cushman & Wakefield plc*	—	16,487	—	16,487	—	336,994	—	336,994
eXp World Holdings, Inc.*(x)	—	3,182	—	3,182	—	36,052	—	36,052
FirstService Corp.	—	61,095	—	61,095	—	5,687,709	—	5,687,709
Kennedy-Wilson Holdings, Inc.	—	9,687	—	9,687	—	216,020	—	216,020
Marcus & Millichap, Inc.*	—	3,130	—	3,130	—	116,593	—	116,593
Maui Land & Pineapple Co., Inc.*	—	585	—	585	—	6,581	—	6,581
Newmark Group, Inc., Class A	—	20,084	—	20,084	—	270,230	—	270,230
Redfin Corp.*	—	126,328	—	126,328	—	2,670,574	—	2,670,574
RMR Group, Inc. (The), Class A	—	2,404	—	2,404	—	109,719	—	109,719

					—	9,452,173	—	9,452,173

Total Real Estate					—	15,742,014	—	15,742,014

Utilities (0.6%)
Electric Utilities (0.1%)
El Paso Electric Co.	—	1,079	—	1,079	—	73,253	—	73,253
Genie Energy Ltd., Class B	—	907	—	907	—	7,011	—	7,011
MGE Energy, Inc.	—	1,982	—	1,982	—	156,221	—	156,221
Otter Tail Corp.	—	2,746	—	2,746	—	140,843	—	140,843
Spark Energy, Inc., Class A(x)	—	1,787	—	1,787	—	16,494	—	16,494

					—	393,822	—	393,822

Gas Utilities (0.1%)
Chesapeake Utilities Corp.	—	2,500	—	2,500	—	239,575	—	239,575
New Jersey Resources Corp.	—	952	—	952	—	42,431	—	42,431
Northwest Natural Holding Co.	—	702	—	702	—	51,758	—	51,758
South Jersey Industries, Inc.	—	2,059	—	2,059	—	67,906	—	67,906
Southwest Gas Holdings, Inc.	—	964	—	964	—	73,235	—	73,235

					—	474,905	—	474,905

Independent Power and Renewable Electricity Producers (0.1%)
Atlantic Power Corp.*	—	10,583	—	10,583	—	24,659	—	24,659
Ormat Technologies, Inc.	—	2,196	—	2,196	—	163,646	—	163,646
Sunnova Energy International, Inc.*	—	526	—	526	—	5,870	—	5,870
TerraForm Power, Inc., Class A	—	8,644	—	8,644	—	133,031	—	133,031

					—	327,206	—	327,206

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Water Utilities (0.3%)
American States Water Co.	—	5,732	—	5,732	—	496,620	—	496,620
AquaVenture Holdings Ltd.*	—	302	—	302	—	8,190	—	8,190
California Water Service Group	—	7,088	—	7,088	—	365,457	—	365,457
Global Water Resources, Inc.	—	1,856	—	1,856	—	24,406	—	24,406
Middlesex Water Co.	—	2,205	—	2,205	—	140,172	—	140,172
Pure Cycle Corp.*	—	2,725	—	2,725	—	34,308	—	34,308
SJW Group	—	2,682	—	2,682	—	190,583	—	190,583
York Water Co. (The)	—	1,796	—	1,796	—	82,814	—	82,814

Total Utilities					—	1,342,550	—	1,342,550

Total Common Stocks (73.6%) (Cost $253,169,509)					—	2,538,483	—	2,538,483

INVESTMENT COMPANIES:					—	324,084,526	—	324,084,526

Equity (25.4%)
1290 VT Micro Cap Portfolio‡	3,122,595	—	—	3,122,595	32,837,909	—	—	32,837,909
EQ/Morgan Stanley Small Cap Growth Portfolio‡	7,482,787	—	—	7,482,787	78,870,563	—	—	78,870,563

Total Investment Companies (25.4%) (Cost $94,710,005)					111,708,472	—	—	111,708,472

RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Oncternal Therapeutics, Inc., CVR(r)*(x)	—	90	—	90	—	—	—	—

Pharmaceuticals (0.0%)
Corium International, Inc., CVR(r)*(x)	—	3,345	—	3,345	—	452	—	452
Omthera Pharmaceuticals, Inc., CVR(r)*	—	899	—	899	—	—	—	—

					—	452	—	452

Total Health Care					—	452	—	452

Materials (0.0%)
Chemicals (0.0%)
Schulman, Inc., CVR(r)*	—	3,751	—	3,751	—	1,471	—	1,471

Total Materials					—	1,471	—	1,471

Total Rights (0,0%) (Cost $—)					—	1,923	—	1,923

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (5.1%)
Citigroup Global Markets Ltd.,1.70%, dated 12/31/19, due 1/2/20, repurchase price $4,882,577, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $4,979,760. (xx)	—	4,882,116	—	4,882,116	—	4,882,116	—	4,882,116
Deutsche Bank AG,2.75%, dated 12/31/19, due 1/2/20, repurchase price $500,076, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $510,004. (xx)	—	500,000	—	500,000	—	500,000	—	500,000
Deutsche Bank Securities, Inc.,1.59%, dated 12/31/19, due 1/7/20, repurchase price $10,003,092, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $10,200,000. (xx)	—	10,000,000	—	10,000,000	—	10,000,000	—	10,000,000
NBC Global Finance Ltd.,1.71%, dated 12/31/19, due 1/2/20, repurchase price $200,019, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $217,778. (xx)	—	200,000	—	200,000	—	200,000	—	200,000

	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	Pro Forma Adjustment	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Societe Generale SA,1.56%, dated 12/31/19, due 1/7/20, repurchase price $7,002,123, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/48; total market value $7,140,000. (xx)	—	7,000,000	—	7,000,000	—	7,000,000	—	7,000,000

Total Repurchase Agreements					—	22,582,116	—	22,582,116

Total Short-Term Investments (5.1%) (Cost $22,582,116)					—	22,582,116	—	22,582,116

Total Investments in Securities (104.2%) (Cost $370,461,630)					111,708,472	346,668,565	—	458,377,037

Other Assets less Liabilities (-4.2%)					(49,431)	(18,271,296)	—	(18,320,727)

Net Assets (100.0%)					111,659,041	328,397,269	—	440,056,310

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)	At December 31, 2019, the Portfolio had loaned securities with a total value of $37,674,182. This was collateralized by $16,312,339 of various U.S. Government Treasury Securities, ranging from 0.000% – 6.250%, maturing 1/7/20 – 2/15/49 and by cash of $22,582,116 which was subsequently invested in joint repurchase agreements.

The holdings in affiliated Investment Companies are all Class K shares.

As of December 31, 2019, all securities held by the Acquired Portfolio would comply with the investment policies and restrictions of the Acquiring Portfolio.

Glossary:

CVR — Contingent Value Right

USD — United States Dollar

CharterSM Small Cap Growth

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
1290 VT Micro Cap Portfolio	3,122,595	25,123,641	5,888,463	(2,430,780)	16,401	4,240,184	32,837,909	114,579	3,026,844
EQ/Morgan Stanley Small Cap Growth Portfolio(a)	7,482,787	62,645,981	11,840,509	(8,108,420)	(36,988)	12,529,481	78,870,563	143,939	8,936,185

Total		87,769,622	17,728,972	(10,539,200)	(20,587)	16,769,665	111,708,472	258,518	11,963,029

(a)	Formerly known as AXA/Morgan Stanley Small Cap Growth Portfolio.

EQ/Morgan Stanley Small Cap Growth Combined Pro Forma

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
1290 VT Micro Cap Portfolio	3,122,595	25,123,641	5,888,463	(2,430,780)	16,401	4,240,184	32,837,909	114,579	3,026,844
EQ/Morgan Stanley Small Cap Growth Portfolio(a)	7,482,787	62,645,981	11,840,509	(8,108,420)	(36,988)	12,529,481	78,870,563	143,939	8,936,185

Total		87,769,622	17,728,972	(10,539,200)	(20,587)	16,769,665	111,708,472	258,518	11,963,029

(a)	Formerly known as AXA/Morgan Stanley Small Cap Growth Portfolio.

EQ/Morgan Stanley Small Cap Growth

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	18	Mar-20	USD	1,503,540	20,670

					20,670

EQ/Morgan Stanley Small Cap Growth Combined Pro Forma

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	18	Mar-20	USD	1,503,540	20,670

					20,670

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2019 :

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Description	(Level 1) Quoted Prices in Active Markets for Identical Securities			(Level 2) Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)			(Level 3) Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)			Total
Assets
	CharterSM Small Cap Growth	EQ/Morgan Stanley Small Cap Growth	PRO FORMA	CharterSM Small Cap Growth	EQ/Morgan Stanley Small Cap Growth	PRO FORMA	CharterSM Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth	PRO FORMA	CharterSM Small Cap Growth	EQ/Morgan Stanley Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth Combined PRO FORMA
Assets:
Common Stocks
Communication Services	$—	$14,598,930	$14,598,930	$—	$—	$—	$—	$—	$—	$—	$14,598,930	$14,598,930
Consumer Discretionary	—	38,455,461	38,455,461	—	2,671,754	2,671,754	—	—	—	—	41,127,215	41,127,215
Consumer Staples	—	5,563,484	5,563,484	—	—	—	—	—	—	—	5,563,484	5,563,484
Energy	—	1,058,757	1,058,757	—	—	—	—	—	—	—	1,058,757	1,058,757
Financials	—	12,376,534	12,376,534	—	400,597	400,597	—	—	—	—	12,777,131	12,777,131
Health Care	—	106,032,739	106,032,739	—	—	—	—	—	—	—	106,032,739	106,032,739
Industrials	—	33,510,332	33,510,332	—	—	—	—	—	—	—	33,510,332	33,510,332
Information Technology	—	82,380,347	82,380,347	—	3,514,757	3,514,757	—	—	—	—	85,895,104	85,895,104
Materials	—	5,240,337	5,240,337	—	—	—	—	—	—	—	5,240,337	5,240,337
Real Estate	—	10,054,305	10,054,305	—	5,687,709	5,687,709	—	—	—	—	15,742,014	15,742,014
Utilities	—	2,538,483	2,538,483	—	—	—	—	—	—	—	2,538,483	2,538,483
Futures	—	20,670	20,670	—	—	—	—	—	—	—	20,670	20,670
Rights			—		—	—			—			—
Health Care	—	—	—	—	—	—	—	452	452	—	452	452
Materials	—	—	—	—	—	—	—	1,471	1,471	—	1,471	1,471
Investment Companies
Investment Companies	—	—	—	111,708,472	—	111,708,472	—	—	—	111,708,472	—	111,708,472
Short-Term Investments			—			—			—			—
Repurchase Agreements	—	—	—	—	22,582,116	22,582,116	—	—	—	—	22,582,116	22,582,116

Total Assets	$—	$311,830,379	$311,830,379	$111,708,472	$34,856,933	$146,565,405	$—	$1,923	$1,923	$111,708,472	$346,689,235	$458,397,707

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total	$—	$311,830,379	$311,830,379	$111,708,472	$34,856,933	$146,565,405	$—	$1,923	$1,923	$111,708,472	$346,689,235	$458,397,707

EQ/Morgan Stanley Small Cap Growth (and Pro Forma)

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets - Unrealized appreciation	$20,670	*

Total		$20,670

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$107,743	$107,743

Total	$107,743	$107,743

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$41,919	$41,919

Total	$41,919	$41,919

^	This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,564,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

	CharterSM Small Cap Growth	EQ/Morgan Stanley Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma (Unaudited)
Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$17,728,972	$227,799,521	$245,528,493
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 11%)*	$10,539,200	$251,222,692	$261,761,892

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	CharterSM Small Cap Growth	EQ/Morgan Stanley Small Cap Growth	EQ/ Morgan Stanley Small Cap Growth Combined Pro Forma (Unaudited)
Aggregate gross unrealized appreciation	$16,996,304	$95,298,155	$112,294,459
Aggregate gross unrealized depreciation	—	$(24,389,314)	$(24,389,314)

Net unrealized appreciation . . . .	$16,996,304	$70,908,841	$87,905,145

Federal income tax cost of investments in securities and derivative instruments, if applicable	$94,712,168	$275,780,394	$370,492,562

For the year ended December 31, 2019, the Portfolio incurred approximately $2,025 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019 (Unaudited)

	CharterSM Small Cap Growth		EQ/Morgan Stanley Small Cap Growth	Pro Forma Adjustments		EQ/Morgan Stanley Small Cap Growth Combined Pro Forma
Investments in Securities at Cost, Affiliated Issuers	$94,710,005			$—		$94,710,005
Investments in Securities at Cost, Unaffiliated Issuers (x)	—		$253,169,509	$—		$253,169,509
Investments in Securities at Cost, Repurchase Agreements	—		$22,582,116	$—		$22,582,116
Foreign cash at cost	—		$736	$—		$736
ASSETS
Investments in Securities at value, Affiliated Issuers	$111,708,472					$111,708,472
Investments in Securities at value, Unaffiliated Issuers (x)	—		$324,086,449	—		324,086,449
Investments in Securities at value, Repurchase Agreements	—		22,582,116	—		22,582,116
Cash	—		5,234,902	$(8,119	) (b)	5,226,783
Foreign cash	—		745	—		745
Cash held as collateral at broker for futures	—		54,600	—		54,600
Due from Custodian	—		792,983	—		792,983
Receivable for securities sold	95,514		35,078	—		130,592
Securities lending income receivable	—		102,321	—		102,321
Dividends, interest, and other receivables	—		88,182	—		88,182
Receivable for Portfolio shares sold	24,972		—	—		24,972
Due from broker for futures variation margin	—		1,976	—		1,976
Other assets	456		1,365	—		1,821

Total assets	111,829,414		352,980,717	(8,119)		464,802,012

LIABILITIES
Overdraft payable	8,119			(8,119	) (b)	—
Payable for return of collateral on securities loaned	—		22,582,116	—		22,582,116
Payable for securities purchased	—		1,541,569	—		1,541,569
Payable for Portfolio shares redeemed	63,594		180,885	—		244,479
Investment management fees payable	5,683		185,855	—		191,538
Administrative fees payable	11,533		33,807	—		45,340
Distribution fees payable — Class B/IB	23,452		34	—		23,486
Trustees’ fees payable	181			—		181
Accrued expenses	57,811		59,182	—		116,993

Total liabilities	170,373		24,583,448	(8,119)		24,745,702

NET ASSETS	111,659,041		328,397,269	—		440,056,310

Net assets were comprised of:
Paid in capital	$85,011,713		$257,233,118	$—		$342,244,831
Total distributable earnings (loss)	26,647,328		71,164,151	—		97,811,479

Net Assets	$111,659,041		$328,397,269	—		$440,056,310

Class A/IA Shares:
Net Assets	$104		—	(104	) (c)	$—
Shares outstanding	7		—	(7	) (d)	—
Net asset value, offering and redemption price per share	$14.49	†				$—
Class B/IB Shares:
Net Assets	$111,658,937		$162,127	104	(c)	$111,821,168
Shares outstanding	7,892,113		15,600	2,854,671	(a)	10,762,384
Net asset value, offering and redemption price per share	$14.15		$10.39			$10.39
Class K Shares:
Net Assets	$—		$328,235,142	—		$328,235,142
Shares outstanding	—		31,141,070	—		31,141,070
Net asset value, offering and redemption price per share	$—		$10.54			$10.54
(x) Includes value of securities on loan of:			$37,674,182			$37,674,182

(a)	Reflects adjustment for additional shares issued of the Acquiring Portfolio.
(b)	Reflects reclass overdraft payable to cash.
(c)	Reflects the transfer of assets from Class A shares of the Acquired Portfolio to Class IB shares of the Acquiring Portfolio.
(d)	Reflects retired shares of the Acquired Portfolio.
†	Net asset value amounts may not recalculate due to rounding of net assets and/or shares outstanding.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019 (Unaudited)

	CharterSM Small Cap Growth	EQ/Morgan Stanley Small Cap Growth	Pro Forma Adjustment		EQ/Morgan Stanley Small Cap Growth Combined Pro Forma
Dividend income received from affiliates	$258,518		—		$258,518
Foreign withholding tax		$8,557	—		$8,557
INVESTMENT INCOME
Dividends	$258,518	$1,412,105	—		$1,670,623
Interest	970	90,608	—		91,578
Securities lending (net)		1,828,022	—		1,828,022

Total income	259,488	3,330,735	—		3,590,223

EXPENSES
Investment management fees	158,973	2,547,985	690,373	(a)	3,397,331
Administrative fees	130,539	392,292	—		522,831
Distribution fees — ClassB/IB	264,954	371	—		265,325
Custodian fees	38,600	92,500	(37,100	) (b)	94,000
Professional fees	43,501	53,721	(41,328	) (b)	55,894
Printing and mailing expenses	29,321	39,708	(23,932	) (b)	45,097
Trustees’ fees	3,387	10,145	(564	) (b)	12,968
Miscellaneous	1,964	7,095	(1,964	) (b)	7,095

Gross expenses	671,239	3,143,817	585,485		4,400,541

Less: Waiver from investment manager	(87,494)	(275,724)	49,999	(c)	(313,219)

Net expenses	583,745	2,868,093	635,484		4,087,322

NET INVESTMENT INCOME (LOSS)	(324,257)	462,642	(635,484)		(497,099)

Realized gain (loss) from affiliates	(20,587)		—		(20,587)
Net distributions of realized gain (loss) from affiliates	11,963,029		—		11,963,029
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	233,307	38,357,112	—		38,590,419
Net distributions of realized gain received from underlying funds	11,963,029		—		11,963,029
Futures contracts		107,743	—		107,743
Foreign currency transactions		(5,126)	—		(5,126)

Net realized gain (loss)	12,196,336	38,459,729	—		50,656,065

Change in unrealized appreciation (depreciation) from affiliates	16,769,665		—		16,769,665
Change in unrealized appreciation (depreciation) on:
Investments in securities	16,769,665	50,764,500	—		67,534,165
Futures contracts		41,919	—		41,919
Foreign currency translations		31	—		31

Net change in unrealized appreciation (depreciation)	16,769,665	50,806,450	—		67,576,115

NET REALIZED AND UNREALIZED GAIN (LOSS)	28,966,001	89,266,179	—		118,232,180

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$28,641,744	$89,728,821	$(635,484)		$117,735,081

(a)	Reflects adjustment in expenses due to effects of the contract rate.
(b)	Reflects adjustment in expenses due to elimination of duplicative expenses.
(c)	Reflects adjustment of waiver due to the effects of the expense limitation rate of the EQ/Morgan Stanley Small Cap Growth Portfolio

Note that the Reorganization expenses for the CharterSM Small Cap Growth Portfolio, which is estimated to be $87,452, exceeds the expense limit for the Portfolio and will be paid by FMG LLC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

As of December 31, 2019

NOTE 1 — BASIS OF COMBINATION AND SIGNIFICANT ACCOUNTING POLICIES:

EQ Advisors Trust (the “Trust’) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the investment company act of 1940, as amended, as an open-end management investment company with numerous portfolios. The Board of Trustees (the “Board”) of the Trust and of the AXA Premier VIP Trust (“VIP Trust”) approved proposed Agreements and Plans of Reorganization and Termination (each a “Reorganization Plan”) on December 4-5, 2019 that provides for the transfer of all assets of the CharterSM Small Cap Growth Portfolio (“Small Cap Growth Portfolio”), a series of the VIP Trust (an “Acquired Portfolio”) to the EQ/Morgan Stanley Small Cap Growth Portfolio, a series of the Trust, and the assumption by EQ/Morgan Stanley Small Cap Growth Portfolio of all of the liabilities of the Acquired Portfolio in exchange for shares of the EQ/Morgan Stanley Small Cap Growth Portfolio having an aggregate value equal to the net assets of the Acquired Portfolio, the distribution of the EQ/Morgan Stanley Small Cap Growth Portfolio shares to the Acquired Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Acquired Portfolio.

The Small Cap Growth Portfolio’s annual contractual management fee equals 0.15% of average daily net assets. EQ/Morgan Stanley Small Cap Growth Portfolio’s annual contractual management fee equals 0.800% of average daily net assets for the first $750 million, 0.750% of average daily net assets for the next $750 million, 0.725% for the next $1 billion, 0.700% for the next $2.5 billion, and 0.675% of average daily net assets thereafter. The Reorganization Plan is subject to the approval of the Acquired Portfolio shareholders. A special meeting of shareholders of the Acquired Portfolio will be held on or about May 22, 2020.

The Reorganizations of the Small Cap Growth Portfolio into the EQ/Morgan Stanley Small Cap Growth Portfolio will be accounted for as a tax free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2019. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of the EQ/Morgan Stanley Small Cap Growth Portfolio and the Acquired Portfolio at December 31, 2019. The unaudited pro forma combined statement of operations reflects the results of operations of the EQ/Morgan Stanley Small Cap Growth Portfolio as if it had acquired the Acquired Portfolio at the beginning of the year ended December 31, 2019. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the EQ/Morgan Stanley Small Cap Growth Portfolio for pre-combination periods will not be restated. The adjustments to the Statement of Assets and Liabilities give effect to all events that are directly attributable to this transaction.

The unaudited pro forma combined portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information, each of the Portfolios has substantially the same significant policies as detailed in the historical financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganization, the EQ/Morgan Stanley Small Cap Growth Portfolio is the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies.” The legal survivor normally is considered the accounting survivor of a reorganization. In this case, the EQ/Morgan Stanley Small Cap Growth Portfolio is the legal survivor. Other criteria include:

a.)	Portfolio Management — The merged entity will be managed by the Manager, Advisers and portfolio managers to the EQ/Morgan Stanley Small Cap Growth Portfolio in a manner consistent with the current management style.

b.)	Portfolio Composition — The merged entity’s portfolio holdings are expected to be consistent with the EQ/Morgan Stanley Small Cap Growth Portfolio’s current investment strategies and will more closely resemble the current portfolio holdings of the EQ/Morgan Stanley Small Cap Growth Portfolio than those of the Acquired Portfolio.

c.)	Investment Objective, Policies and Restrictions — The merged entity’s investment objective, policies and fundamental and non-fundamental investment restrictions will be the same as the EQ/Morgan Stanley Small Cap Growth Portfolio’s current investment objective, policies and fundamental and non-fundamental investment restrictions.

d.)	Expense Structure and Expense Ratios — The merged entity’s expense structure will be the same as that of EQ/Morgan Stanley Small Cap Growth Portfolio. The expense ratio of the merged entity will be the same as that of the EQ/Morgan Stanley Small Cap Growth Portfolio and lower than the Acquired Portfolio.

e.)	Asset Size — The EQ/Morgan Stanley Small Cap Growth Portfolio is significantly larger than the Acquired Portfolio.

NOTE 2 — SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the Acquired Portfolio by the EQ/Morgan Stanley Small Cap Growth Portfolio as of December 31, 2019. The number of additional shares issued was calculated based on the net assets of the Acquired Portfolio and net asset value per share of the EQ/Morgan Stanley Small Cap Growth Portfolio at December 31, 2019.

NOTE 3 — VALUATION:

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio will be valued at the net asset value (“NAV”) of the shares of such funds as described in the underlying funds’ prospectuses.

Futures contracts are generally valued at their last settlement price or, if there is no sale, at the latest available bid price.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), which will value the assets in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board.

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub- Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Portfolio’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

NOTE 4 — FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS:

Each Portfolio, as well as the Acquiring Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Both the Acquired Portfolio and the EQ/Morgan Stanley Small Cap Growth Portfolio have no capital loss carryforwards.

The estimated percentage of the holdings of the Acquired Portfolio that will be sold in connection with its respective Reorganization is 30%. The estimated portfolio transaction costs are $54,581. These are estimated amounts and are subject to change. These amounts have not been adjusted in the pro forma Statement of Assets and Liabilities, nor Statement of Operations. Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in shares of the Acquired Portfolio will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

NOTE 5 — UNAUDITED PRO FORMA COMBINED ADJUSTMENTS:

The accompanying unaudited pro forma combined financial statements reflect changes in the EQ/Morgan Stanley Small Cap Growth Portfolio’s shares as if the merger had taken place on December 31, 2019. The Acquired Portfolio will bear the expenses of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting) which are estimated at approximately $87,452.To the extent that Reorganization expenses exceed the Acquired Portfolio’s expense limitation set forth in their expense limitation arrangements, they will be paid by FMG LLC.

NOTE 6 — REIMBURSEMENT OF WAIVED FEES AND EXPENSES

Under the terms of an Expense Limitation Agreement, the Acquiring Portfolio may, at a later date, reimburse to FMG LLC the amount of management fees waived or other expenses assumed and paid for by FMG LLC pursuant to the Expense Limitation Agreement within three years of payments or waivers being recorded, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit specified in the Expense Limitation Agreement. Consequently, no reimbursement will be made unless the Acquiring Portfolio’s total annual expense ratio is less than the percentage set forth in the Expense Limitation Agreement for the period. At December 31, 2019, under the Expense Limitation Agreement the amounts that would be recoverable from the Acquiring Portfolio are as follows:

	2020	2021	2022	Total Eligible For Recoupment
EQ/Morgan Stanley Small Cap Growth	163,305	243,767	275,724	682,796

CharterSM Small Cap Value Portfolio merging into 1290 VT Small Cap Value Portfolio

The following tables set forth the pro forma Portfolio of Investments as of December 31, 2019, the pro forma condensed Statement of Assets and Liabilities as of December 31, 2019, and the pro forma condensed Statement of Operations for the one year period ended December 31, 2019 for the CharterSM Small Cap Value Portfolio (“Small Cap Value Portfolio”) and the 1290 VT Small Cap Value Portfolio, as adjusted giving effect to the Reorganization.

The pro forma Portfolio of Investments contains information about the securities holdings of the combined Portfolio as of December 31, 2019, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions.

EQ ADVISORS TRUST

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2019 (Unaudited)

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
COMMON STOCKS:
Communication Services (3.5%)
Diversified Telecommunication Services (0.2%)
ATN International, Inc.	—	1,554	—	1,554	—	86,076	—	86,076
Bandwidth, Inc., Class A*	—	394	—	394	—	25,236	—	25,236
Cincinnati Bell, Inc.*	—	6,933	—	6,933	—	72,588	—	72,588
Consolidated Communications Holdings, Inc.(x)	—	9,603	—	9,603	—	37,259	—	37,259
Frontier Communications Corp.*(x)	—	15,253	—	15,253	—	13,569	—	13,569
IDT Corp., Class B*	—	627	—	627	—	4,521	—	4,521
Intelsat SA*(x)	—	9,297	—	9,297	—	65,358	—	65,358
Iridium Communications, Inc.*	—	13,951	—	13,951	—	343,753	—	343,753
ORBCOMM, Inc.*	—	2,071	—	2,071	—	8,719	—	8,719
Pareteum Corp.*(x)	—	8,524	—	8,524	—	3,727	—	3,727
Vonage Holdings Corp.*	—	10,214	—	10,214	—	75,686	—	75,686

					—	736,492	—	736,492

Entertainment (2.6%)
AMC Entertainment Holdings, Inc., Class A(x)	—	7,176	—	7,176	—	51,954	—	51,954
Eros International plc*	—	9,226	—	9,226	—	31,276	—	31,276
Gaia, Inc.*(x)	—	1,464	—	1,464	—	11,697	—	11,697
Lions Gate Entertainment Corp., Class B*	—	43,600	—	43,600	—	432,948	—	432,948
Live Nation Entertainment, Inc.*	—	159,400	—	159,400	—	11,392,318	—	11,392,318
Marcus Corp. (The)	—	3,118	—	3,118	—	99,059	—	99,059
Reading International, Inc., Class A*	—	2,173	—	2,173	—	24,316	—	24,316
Rosetta Stone, Inc.*	—	2,535	—	2,535	—	45,985	—	45,985

					—	12,089,553	—	12,089,553

Interactive Media & Services (0.2%)
Care.com, Inc.*	—	277	—	277	—	4,164	—	4,164
Cars.com, Inc.*	—	8,107	—	8,107	—	99,068	—	99,068
COOKPAD, Inc.*	—	254,000	—	254,000	—	832,212	—	832,212
DHI Group, Inc.*	—	7,328	—	7,328	—	22,057	—	22,057
Meet Group, Inc. (The)*	—	3,328	—	3,328	—	16,673	—	16,673
TrueCar, Inc.*	—	2,104	—	2,104	—	9,994	—	9,994

					—	984,168	—	984,168

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Media (0.4%)
Boston Omaha Corp., Class A*(x)	—	425	—	425	—	8,942	—	8,942
Clear Channel Outdoor Holdings, Inc.*	—	5,716	—	5,716	—	16,348	—	16,348
comScore, Inc.*	—	7,039	—	7,039	—	34,773	—	34,773
Cumulus Media, Inc., Class A*	—	2,036	—	2,036	—	35,772	—	35,772
Daily Journal Corp.*(x)	—	163	—	163	—	47,338	—	47,338
Emerald Expositions Events, Inc.	—	3,380	—	3,380	—	35,659	—	35,659
Entercom Communications Corp., Class A	—	16,726	—	16,726	—	77,609	—	77,609
Entravision Communications Corp., Class A	—	7,336	—	7,336	—	19,220	—	19,220
EW Scripps Co. (The), Class A	—	7,619	—	7,619	—	119,694	—	119,694
Fluent, Inc.*	—	496	—	496	—	1,240	—	1,240
Gannett Co., Inc.	—	16,356	—	16,356	—	104,351	—	104,351
Gray Television, Inc.*	—	7,604	—	7,604	—	163,030	—	163,030
Hemisphere Media Group, Inc.*	—	229	—	229	—	3,401	—	3,401
Lee Enterprises, Inc.*	—	7,632	—	7,632	—	10,837	—	10,837
Liberty Latin America Ltd., Class A*	—	6,591	—	6,591	—	127,206	—	127,206
Liberty Latin America Ltd., Class C*	—	15,878	—	15,878	—	308,986	—	308,986
Marchex, Inc., Class B*	—	5,169	—	5,169	—	19,539	—	19,539
MSG Networks, Inc., Class A*	—	6,004	—	6,004	—	104,470	—	104,470
National CineMedia, Inc.	—	7,648	—	7,648	—	55,754	—	55,754
Saga Communications, Inc., Class A	—	498	—	498	—	15,139	—	15,139
Scholastic Corp.	—	4,157	—	4,157	—	159,837	—	159,837
TEGNA, Inc.	—	30,504	—	30,504	—	509,112	—	509,112
Tribune Publishing Co.	—	2,519	—	2,519	—	33,150	—	33,150
WideOpenWest, Inc.*	—	3,593	—	3,593	—	26,660	—	26,660

					—	2,038,067	—	2,038,067

Wireless Telecommunication Services (0.0%)
Spok Holdings, Inc.	—	2,416	—	2,416	—	29,548	—	29,548

Total Communication Services					—	15,877,828	—	15,877,828

Consumer Discretionary (3.7%)
Auto Components (0.5%)
Adient plc*	—	12,248	—	12,248	—	260,270	—	260,270
American Axle & Manufacturing Holdings, Inc.*	—	15,728	—	15,728	—	169,233	—	169,233
Cooper Tire & Rubber Co.	—	7,028	—	7,028	—	202,055	—	202,055
Cooper-Standard Holdings, Inc.*	—	2,390	—	2,390	—	79,252	—	79,252

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Dana, Inc.	—	20,206	—	20,206	—	367,749	—	367,749
Dorman Products, Inc.*	—	8,000	—	8,000	—	605,760	—	605,760
Modine Manufacturing Co.*	—	6,821	—	6,821	—	52,522	—	52,522
Motorcar Parts of America, Inc.*(x)	—	2,602	—	2,602	—	57,322	—	57,322
Standard Motor Products, Inc.	—	2,320	—	2,320	—	123,470	—	123,470
Stoneridge, Inc.*	—	3,324	—	3,324	—	97,460	—	97,460
Tenneco, Inc., Class A	—	7,115	—	7,115	—	93,207	—	93,207
Visteon Corp.*	—	3,909	—	3,909	—	338,480	—	338,480

					—	2,446,780	—	2,446,780

Automoblies (0.0%)
Winnebago Industries, Inc.	—	1,271	—	1,271	—	67,338	—	67,338

Distributors (0.0%)
Weyco Group, Inc.	—	905	—	905	—	23,937	—	23,937

Diversified Consumer Services (0.3%)
Adtalem Global Education, Inc.*	—	7,558	—	7,558	—	264,303	—	264,303
American Public Education, Inc.*	—	2,159	—	2,159	—	59,135	—	59,135
Carriage Services, Inc.	—	2,255	—	2,255	—	57,728	—	57,728
Collectors Universe, Inc.	—	79	—	79	—	1,821	—	1,821
Houghton Mifflin Harcourt Co.*	—	14,406	—	14,406	—	90,037	—	90,037
K12, Inc.*	—	5,079	—	5,079	—	103,358	—	103,358
Laureate Education, Inc., Class A*	—	16,539	—	16,539	—	291,252	—	291,252
OneSpaWorld Holdings Ltd.*	—	6,406	—	6,406	—	107,877	—	107,877
Regis Corp.*	—	3,071	—	3,071	—	54,879	—	54,879
Select Interior Concepts, Inc., Class A*	—	2,168	—	2,168	—	19,490	—	19,490
WW International, Inc.*	—	6,538	—	6,538	—	249,817	—	249,817

					—	1,299,697	—	1,299,697

Hotels, Restaurants & Leisure (0.6%)
BBX Capital Corp.	—	9,406	—	9,406	—	44,867	—	44,867
Biglari Holdings, Inc., Class B*	—	26	—	26	—	2,975	—	2,975
Boyd Gaming Corp.	—	1,089	—	1,089	—	32,605	—	32,605
Brinker International, Inc.	—	1,258	—	1,258	—	52,836	—	52,836
Carrols Restaurant Group, Inc.*	—	4,732	—	4,732	—	33,361	—	33,361
Century Casinos, Inc.*	—	4,018	—	4,018	—	31,822	—	31,822
Chuy’s Holdings, Inc.*	—	1,712	—	1,712	—	44,375	—	44,375
Del Taco Restaurants, Inc.*	—	4,131	—	4,131	—	32,655	—	32,655
Denny’s Corp.*	—	2,031	—	2,031	—	40,376	—	40,376
Dine Brands Global, Inc.(x)	—	899	—	899	—	75,084	—	75,084
Drive Shack, Inc.*	—	865	—	865	—	3,166	—	3,166

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
El Pollo Loco Holdings, Inc.*(x)	—	2,833	—	2,833	—	42,892	—	42,892
Fiesta Restaurant Group, Inc.*	—	3,366	—	3,366	—	33,290	—	33,290
Golden Entertainment, Inc.*	—	1,293	—	1,293	—	24,851	—	24,851
Habit Restaurants, Inc. (The), Class A*	—	2,030	—	2,030	—	21,173	—	21,173
Inspired Entertainment, Inc.*	—	193	—	193	—	1,303	—	1,303
J Alexander’s Holdings, Inc.*	—	1,707	—	1,707	—	16,319	—	16,319
Jack in the Box, Inc.	—	3,072	—	3,072	—	239,708	—	239,708
Kura Sushi USA, Inc., Class A*	—	206	—	206	—	5,243	—	5,243
Marriott Vacations Worldwide Corp.	—	4,771	—	4,771	—	614,314	—	614,314
Monarch Casino & Resort, Inc.*	—	339	—	339	—	16,458	—	16,458
Nathan’s Famous, Inc.	—	245	—	245	—	17,366	—	17,366
Papa John’s International, Inc.	—	348	—	348	—	21,976	—	21,976
Penn National Gaming, Inc.*	—	13,746	—	13,746	—	351,348	—	351,348
Potbelly Corp.*	—	3,018	—	3,018	—	12,736	—	12,736
RCI Hospitality Holdings, Inc.	—	1,286	—	1,286	—	26,363	—	26,363
Red Lion Hotels Corp.*	—	3,439	—	3,439	—	12,827	—	12,827
Red Robin Gourmet Burgers, Inc.*	—	1,796	—	1,796	—	59,304	—	59,304
Wendy’s Co. (The)	—	28,000	—	28,000	—	621,880	—	621,880
Wingstop, Inc.	—	326	—	326	—	28,111	—	28,111

					—	2,561,584	—	2,561,584

Household Durables (0.8%)
Bassett Furniture Industries, Inc.	—	1,314	—	1,314	—	21,917	—	21,917
Beazer Homes USA, Inc.*	—	3,925	—	3,925	—	55,460	—	55,460
Century Communities, Inc.*	—	2,210	—	2,210	—	60,443	—	60,443
Ethan Allen Interiors, Inc.	—	3,329	—	3,329	—	63,451	—	63,451
Flexsteel Industries, Inc.	—	1,086	—	1,086	—	21,633	—	21,633
GoPro, Inc., Class A*(x)	—	1,357	—	1,357	—	5,889	—	5,889
Green Brick Partners, Inc.*	—	3,062	—	3,062	—	35,152	—	35,152
Hooker Furniture Corp.	—	1,549	—	1,549	—	39,794	—	39,794
KB Home	—	9,642	—	9,642	—	330,431	—	330,431
La-Z-Boy, Inc.	—	3,606	—	3,606	—	113,517	—	113,517
Legacy Housing Corp.*	—	437	—	437	—	7,272	—	7,272
Lifetime Brands, Inc.	—	1,646	—	1,646	—	11,440	—	11,440
M.D.C. Holdings, Inc.	—	7,092	—	7,092	—	270,631	—	270,631
M/I Homes, Inc.*	—	3,813	—	3,813	—	150,042	—	150,042
Meritage Homes Corp.*	—	5,092	—	5,092	—	311,172	—	311,172
Purple Innovation, Inc.*(x)	—	800	—	800	—	6,968	—	6,968

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Taylor Morrison Home Corp., Class A*	—	12,769	—	12,769	—	279,130	—	279,130
TRI Pointe Group, Inc.*	—	94,051	—	94,051	—	1,465,315	—	1,465,315
Tupperware Brands Corp.	—	6,788	—	6,788	—	58,241	—	58,241
Universal Electronics, Inc.*	—	186	—	186	—	9,720	—	9,720
William Lyon Homes, Class A*	—	4,402	—	4,402	—	87,952	—	87,952
ZAGG, Inc.*	—	3,817	—	3,817	—	30,956	—	30,956

					—	3,436,526	—	3,436,526

Internet & Direct Marketing Retail (0.1%)
Lands’ End, Inc.*	—	1,416	—	1,416	—	23,789	—	23,789
Leaf Group Ltd.*	—	632	—	632	—	2,528	—	2,528
Liquidity Services, Inc.*	—	4,039	—	4,039	—	24,072	—	24,072
Overstock.com, Inc.*(x)	—	3,271	—	3,271	—	23,061	—	23,061
PetMed Express, Inc.(x)	—	1,924	—	1,924	—	45,252	—	45,252
Quotient Technology, Inc.*	—	9,565	—	9,565	—	94,311	—	94,311
RealReal, Inc. (The)*(x)	—	1,783	—	1,783	—	33,610	—	33,610
Rubicon Project, Inc. (The)*	—	2,213	—	2,213	—	18,058	—	18,058
Stamps.com, Inc.*	—	2,315	—	2,315	—	193,349	—	193,349
Stitch Fix, Inc., Class A*(x)	—	680	—	680	—	17,449	—	17,449
Waitr Holdings, Inc.*(x)	—	6,072	—	6,072	—	1,955	—	1,955

					—	477,434	—	477,434

Leisure Products (0.1%)
Acushnet Holdings Corp.	—	4,915	—	4,915	—	159,737	—	159,737
American Outdoor Brands Corp.*	—	7,523	—	7,523	—	69,813	—	69,813
Callaway Golf Co.	—	13,125	—	13,125	—	278,250	—	278,250
Clarus Corp.	—	1,360	—	1,360	—	18,442	—	18,442
Escalade, Inc.	—	1,479	—	1,479	—	14,539	—	14,539
Johnson Outdoors, Inc., Class A	—	279	—	279	—	21,399	—	21,399
Sturm Ruger & Co., Inc.	—	223	—	223	—	10,488	—	10,488
Vista Outdoor, Inc.*	—	7,943	—	7,943	—	59,414	—	59,414

					—	632,082	—	632,082

Multiline Retail (0.1%)
Big Lots, Inc.	—	5,510	—	5,510	—	158,247	—	158,247
Dillard’s, Inc., Class A(x)	—	1,399	—	1,399	—	102,799	—	102,799
JC Penney Co., Inc.*(x)	—	46,527	—	46,527	—	52,110	—	52,110

					—	313,156	—	313,156

Specialty Retail (0.9%)
Aaron’s, Inc.	—	1,076	—	1,076	—	61,450	—	61,450
Abercrombie & Fitch Co., Class A	—	8,806	—	8,806	—	152,256	—	152,256
American Eagle Outfitters, Inc.	—	2,167	—	2,167	—	31,855	—	31,855
Ascena Retail Group, Inc.*(x)	—	1,189	—	1,189	—	9,114	—	9,114
At Home Group, Inc.*	—	6,409	—	6,409	—	35,249	—	35,249

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Barnes & Noble Education, Inc.*	—	5,504	—	5,504	—	23,502	—	23,502
Bed Bath & Beyond, Inc.(x)	—	17,089	—	17,089	—	295,640	—	295,640
Buckle, Inc. (The)(x)	—	4,060	—	4,060	—	109,782	—	109,782
Caleres, Inc.	—	5,518	—	5,518	—	131,052	—	131,052
Cato Corp. (The), Class A	—	3,059	—	3,059	—	53,227	—	53,227
Chico’s FAS, Inc.	—	16,279	—	16,279	—	62,023	—	62,023
Citi Trends, Inc.	—	1,559	—	1,559	—	36,044	—	36,044
Conn’s, Inc.*(x)	—	2,525	—	2,525	—	31,285	—	31,285
Container Store Group, Inc. (The)*	—	2,314	—	2,314	—	9,765	—	9,765
Designer Brands, Inc., Class A	—	5,578	—	5,578	—	87,798	—	87,798
Express, Inc.*	—	9,461	—	9,461	—	46,075	—	46,075
GameStop Corp., Class A(x)	—	11,567	—	11,567	—	70,327	—	70,327
Genesco, Inc.*	—	2,030	—	2,030	—	97,278	—	97,278
GNC Holdings, Inc., Class A*(x)	—	10,944	—	10,944	—	29,549	—	29,549
Group 1 Automotive, Inc.	—	2,488	—	2,488	—	248,800	—	248,800
Guess?, Inc.(x)	—	6,451	—	6,451	—	144,373	—	144,373
Haverty Furniture Cos., Inc.	—	2,412	—	2,412	—	48,626	—	48,626
Hibbett Sports, Inc.*	—	2,307	—	2,307	—	64,688	—	64,688
Hudson Ltd., Class A*	—	5,232	—	5,232	—	80,259	—	80,259
J. Jill, Inc.(x)	—	2,464	—	2,464	—	2,784	—	2,784
Lithia Motors, Inc., Class A	—	1,210	—	1,210	—	177,870	—	177,870
Lumber Liquidators Holdings, Inc.*	—	3,327	—	3,327	—	32,505	—	32,505
MarineMax, Inc.*	—	2,662	—	2,662	—	44,429	—	44,429
Michaels Cos., Inc. (The)*(x)	—	11,928	—	11,928	—	96,498	—	96,498
Murphy USA, Inc.*	—	3,382	—	3,382	—	395,694	—	395,694
Office Depot, Inc.	—	76,541	—	76,541	—	209,722	—	209,722
Party City Holdco, Inc.*(x)	—	7,941	—	7,941	—	18,582	—	18,582
RH*	—	1,661	—	1,661	—	354,623	—	354,623
RTW RetailWinds, Inc.*	—	4,315	—	4,315	—	3,456	—	3,456
Sally Beauty Holdings, Inc.*	—	16,877	—	16,877	—	308,005	—	308,005
Shoe Carnival, Inc.(x)	—	1,313	—	1,313	—	48,949	—	48,949
Signet Jewelers Ltd.	—	7,259	—	7,259	—	157,811	—	157,811
Sleep Number Corp.*	—	344	—	344	—	16,939	—	16,939
Sonic Automotive, Inc., Class A	—	3,400	—	3,400	—	105,400	—	105,400
Sportsman’s Warehouse Holdings, Inc.*	—	6,068	—	6,068	—	48,726	—	48,726
Tailored Brands, Inc.(x)	—	857	—	857	—	3,548	—	3,548
Tilly’s, Inc., Class A	—	3,132	—	3,132	—	38,367	—	38,367
Winmark Corp.	—	218	—	218	—	43,229	—	43,229
Zumiez, Inc.*	—	2,761	—	2,761	—	95,365	—	95,365

					—	4,162,519	—	4,162,519

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Textiles, Apparel & Luxury Goods (0.4%)
Culp, Inc.	—	1,572	—	1,572	—	21,411	—	21,411
Delta Apparel, Inc.*	—	859	—	859	—	26,715	—	26,715
Fossil Group, Inc.*	—	6,491	—	6,491	—	51,149	—	51,149
G-III Apparel Group Ltd.*	—	6,181	—	6,181	—	207,063	—	207,063
Kontoor Brands, Inc.(x)	—	4,745	—	4,745	—	199,243	—	199,243
Movado Group, Inc.	—	31,164	—	31,164	—	677,505	—	677,505
Oxford Industries, Inc.	—	1,418	—	1,418	—	106,946	—	106,946
Rocky Brands, Inc.	—	1,012	—	1,012	—	29,783	—	29,783
Superior Group of Cos., Inc.	—	1,145	—	1,145	—	15,503	—	15,503
Unifi, Inc.*	—	2,003	—	2,003	—	50,596	—	50,596
Vera Bradley, Inc.*	—	2,972	—	2,972	—	35,070	—	35,070
Vince Holding Corp.*(x)	—	433	—	433	—	7,495	—	7,495
Wolverine World Wide, Inc.	—	5,735	—	5,735	—	193,499	—	193,499

					—	1,621,978	—	1,621,978

Total Consumer Discretionary					—	17,043,031	—	17,043,031

Consumer Staples (2.7%)
Beverages (0.4%)
Craft Brew Alliance, Inc.*(x)	—	1,561	—	1,561	—	25,756	—	25,756
Crimson Wine Group Ltd.*	—	216,400	—	216,400	—	1,601,360	—	1,601,360

					—	1,627,116	—	1,627,116

Food & Staples Retailing (0.2%)
Andersons, Inc. (The)	—	4,381	—	4,381	—	110,752	—	110,752
BJ’s Wholesale Club Holdings, Inc.*	—	10,320	—	10,320	—	234,677	—	234,677
Ingles Markets, Inc., Class A	—	1,969	—	1,969	—	93,547	—	93,547
Natural Grocers by Vitamin Cottage, Inc.	—	1,292	—	1,292	—	12,752	—	12,752
PriceSmart, Inc.	—	2,901	—	2,901	—	206,029	—	206,029
Rite Aid Corp.*(x)	—	7,823	—	7,823	—	121,022	—	121,022
SpartanNash Co.	—	4,994	—	4,994	—	71,115	—	71,115
United Natural Foods, Inc.*	—	7,402	—	7,402	—	64,841	—	64,841
Village Super Market, Inc., Class A	—	1,115	—	1,115	—	25,868	—	25,868
Weis Markets, Inc.	—	1,325	—	1,325	—	53,649	—	53,649

					—	994,252	—	994,252

Food Products (0.6%)
Alico, Inc.	—	22,958	—	22,958	—	822,585	—	822,585
B&G Foods, Inc.(x)	—	7,977	—	7,977	—	143,028	—	143,028
Cal-Maine Foods, Inc.	—	4,428	—	4,428	—	189,297	—	189,297
Darling Ingredients, Inc.*	—	23,032	—	23,032	—	646,739	—	646,739
Farmer Brothers Co.*	—	1,557	—	1,557	—	23,449	—	23,449

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Fresh Del Monte Produce, Inc.	—	4,286	—	4,286	—	149,924	—	149,924
Hostess Brands, Inc.*	—	16,758	—	16,758	—	243,661	—	243,661
Lancaster Colony Corp.	—	723	—	723	—	115,752	—	115,752
Landec Corp.*	—	3,595	—	3,595	—	40,660	—	40,660
Limoneira Co.	—	1,604	—	1,604	—	30,845	—	30,845
Sanderson Farms, Inc.	—	441	—	441	—	77,713	—	77,713
Seneca Foods Corp., Class A*	—	905	—	905	—	36,915	—	36,915
Simply Good Foods Co. (The)*	—	11,560	—	11,560	—	329,922	—	329,922
Tootsie Roll Industries, Inc.(x)	—	281	—	281	—	9,593	—	9,593

					—	2,860,083	—	2,860,083

Household Products (0.1%)
Central Garden & Pet Co.*	—	1,501	—	1,501	—	46,636	—	46,636
Central Garden & Pet Co., Class A*	—	5,877	—	5,877	—	172,549	—	172,549
Oil-Dri Corp. of America	—	728	—	728	—	26,390	—	26,390

					—	245,575	—	245,575

Personal Products (1.4%)
BellRing Brands, Inc., Class A*	—	2,252	—	2,252	—	47,945	—	47,945
Edgewell Personal Care Co.*	—	7,570	—	7,570	—	234,367	—	234,367
elf Beauty, Inc.*	—	3,205	—	3,205	—	51,697	—	51,697
Inter Parfums, Inc.	—	86,000	—	86,000	—	6,253,060	—	6,253,060
Nature’s Sunshine Products, Inc.*	—	1,251	—	1,251	—	11,171	—	11,171
Revlon, Inc., Class A*(x)	—	187	—	187	—	4,006	—	4,006

					—	6,602,246	—	6,602,246

Tobacco (0.0%)
Pyxus International, Inc.*(x)	—	1,255	—	1,255	—	11,220	—	11,220
Universal Corp.	—	3,441	—	3,441	—	196,343	—	196,343
Vector Group Ltd.(x)	—	1,048	—	1,048	—	14,033	—	14,033

					—	221,596	—	221,596

Total Consumer Staples					—	12,550,868	—	12,550,868

Energy (14.9%)
Energy Equipment & Services (1.1%)
Archrock, Inc.	—	18,136	—	18,136	—	182,085	—	182,085
Covia Holdings Corp.*(x)	—	5,988	—	5,988	—	12,215	—	12,215
Diamond Offshore Drilling, Inc.*(x)	—	8,977	—	8,977	—	64,545	—	64,545
Dril-Quip, Inc.*	—	5,080	—	5,080	—	238,303	—	238,303
Era Group, Inc.*	—	2,739	—	2,739	—	27,856	—	27,856
Exterran Corp.*	—	4,101	—	4,101	—	32,111	—	32,111
Forum Energy Technologies, Inc.*	—	12,329	—	12,329	—	20,713	—	20,713

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Frank’s International NV*	—	14,987	—	14,987	—	77,483	—	77,483
FTS International, Inc.*	—	2,591	—	2,591	—	2,695	—	2,695
Geospace Technologies Corp.*	—	1,788	—	1,788	—	29,985	—	29,985
Helix Energy Solutions Group, Inc.*	—	19,807	—	19,807	—	190,741	—	190,741
Independence Contract Drilling, Inc.*	—	6,778	—	6,778	—	6,756	—	6,756
KLX Energy Services Holdings, Inc.*	—	3,032	—	3,032	—	19,526	—	19,526
Liberty Oilfield Services, Inc., Class A	—	5,308	—	5,308	—	59,025	—	59,025
Mammoth Energy Services, Inc.	—	1,883	—	1,883	—	4,143	—	4,143
Matrix Service Co.*	—	3,750	—	3,750	—	85,800	—	85,800
McDermott International, Inc.*(x)	—	26,467	—	26,467	—	17,908	—	17,908
Nabors Industries Ltd.	—	49,087	—	49,087	—	141,371	—	141,371
National Energy Services Reunited Corp.*	—	3,379	—	3,379	—	30,816	—	30,816
Natural Gas Services Group, Inc.*	—	1,851	—	1,851	—	22,693	—	22,693
NCS Multistage Holdings, Inc.*	—	1,486	—	1,486	—	3,121	—	3,121
Newpark Resources, Inc.*	—	12,211	—	12,211	—	76,563	—	76,563
NexTier Oilfield Solutions, Inc.*	—	22,507	—	22,507	—	150,797	—	150,797
Nine Energy Service, Inc.*(x)	—	2,315	—	2,315	—	18,103	—	18,103
Noble Corp. plc*	—	36,010	—	36,010	—	43,932	—	43,932
Oceaneering International, Inc.*	—	13,877	—	13,877	—	206,906	—	206,906
Oil States International, Inc.*	—	8,372	—	8,372	—	136,547	—	136,547
Pacific Drilling SA*(x)	—	4,282	—	4,282	—	17,471	—	17,471
Parker Drilling Co.*(x)	—	1,316	—	1,316	—	29,610	—	29,610
ProPetro Holding Corp.*	—	4,786	—	4,786	—	53,842	—	53,842
RigNet, Inc.*	—	251	—	251	—	1,657	—	1,657
RPC, Inc.(x)	—	7,983	—	7,983	—	41,831	—	41,831
SEACOR Holdings, Inc.*	—	2,408	—	2,408	—	103,905	—	103,905
SEACOR Marine Holdings, Inc.*	—	2,747	—	2,747	—	37,881	—	37,881
Seadrill Ltd.*(x)	—	8,402	—	8,402	—	21,341	—	21,341
Select Energy Services, Inc., Class A*	—	8,347	—	8,347	—	77,460	—	77,460
Smart Sand, Inc.*(x)	—	3,340	—	3,340	—	8,417	—	8,417
Subsea 7 SA (ADR)	—	200,000	—	200,000	—	2,374,440	—	2,374,440
TETRA Technologies, Inc.*	—	17,265	—	17,265	—	33,839	—	33,839
Tidewater, Inc.*	—	5,487	—	5,487	—	105,789	—	105,789
US Silica Holdings, Inc.(x)	—	10,167	—	10,167	—	62,527	—	62,527
US Well Services, Inc.*	—	562	—	562	—	1,062	—	1,062

					—	4,873,811	—	4,873,811

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Oil, Gas & Consumable Fuels (13.9%)
Abraxas Petroleum Corp.*	—	23,089	—	23,089	—	8,107	—	8,107
Amplify Energy Corp.(x)	—	1,735	—	1,735	—	11,468	—	11,468
Arch Coal, Inc., Class A	—	2,118	—	2,118	—	151,945	—	151,945
Ardmore Shipping Corp.*	—	3,935	—	3,935	—	35,612	—	35,612
Berry Petroleum Corp.	—	8,906	—	8,906	—	83,984	—	83,984
Bonanza Creek Energy, Inc.*	—	2,583	—	2,583	—	60,287	—	60,287
Brigham Minerals, Inc., Class A	—	671	—	671	—	14,386	—	14,386
California Resources Corp.*(x)	—	6,753	—	6,753	—	60,980	—	60,980
Callon Petroleum Co.*(x)	—	53,837	—	53,837	—	260,033	—	260,033
Chaparral Energy, Inc., Class A*(x)	—	4,462	—	4,462	—	7,853	—	7,853
Clean Energy Fuels Corp.*	—	18,421	—	18,421	—	43,105	—	43,105
CNX Resources Corp.*	—	26,162	—	26,162	—	231,534	—	231,534
Comstock Resources, Inc.*(x)	—	2,169	—	2,169	—	17,851	—	17,851
CONSOL Energy, Inc.*	—	3,632	—	3,632	—	52,700	—	52,700
Contura Energy, Inc.*	—	2,401	—	2,401	—	21,729	—	21,729
CVR Energy, Inc.	—	2,423	—	2,423	—	97,962	—	97,962
Delek US Holdings, Inc.	—	10,389	—	10,389	—	348,343	—	348,343
Denbury Resources, Inc.*(x)	—	67,557	—	67,557	—	95,255	—	95,255
DHT Holdings, Inc.	—	12,807	—	12,807	—	106,042	—	106,042
Diamond S Shipping, Inc., Class S*	—	3,135	—	3,135	—	52,480	—	52,480
Dorian LPG Ltd.*	—	3,015	—	3,015	—	46,672	—	46,672
Earthstone Energy, Inc., Class A*	—	2,940	—	2,940	—	18,610	—	18,610
Energy Fuels, Inc.*(x)	—	13,129	—	13,129	—	25,076	—	25,076
Evolution Petroleum Corp.	—	523	—	523	—	2,861	—	2,861
Extraction Oil & Gas, Inc.*(x)	—	11,843	—	11,843	—	25,107	—	25,107
Falcon Minerals Corp.	—	4,596	—	4,596	—	32,448	—	32,448
GasLog Ltd.(x)	—	2,014	—	2,014	—	19,717	—	19,717
Golar LNG Ltd.	—	12,170	—	12,170	—	173,057	—	173,057
Goodrich Petroleum Corp.*	—	406	—	406	—	4,076	—	4,076
Green Plains, Inc.	—	4,820	—	4,820	—	74,373	—	74,373
Gulfport Energy Corp.*	—	22,217	—	22,217	—	67,540	—	67,540
Hallador Energy Co.	—	2,871	—	2,871	—	8,527	—	8,527
HighPoint Resources Corp.*	—	15,024	—	15,024	—	25,391	—	25,391
International Seaways, Inc.*	—	3,507	—	3,507	—	104,368	—	104,368
Jagged Peak Energy, Inc.*(x)	—	3,473	—	3,473	—	29,486	—	29,486
Laredo Petroleum, Inc.*	—	25,031	—	25,031	—	71,839	—	71,839
Magnolia Oil & Gas Corp., Class A*(x)	—	14,112	—	14,112	—	177,529	—	177,529

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Matador Resources Co.*	—	14,109	—	14,109	—	253,539	—	253,539
Montage Resources Corp.*	—	3,087	—	3,087	—	24,511	—	24,511
NACCO Industries, Inc., Class A	—	526	—	526	—	24,633	—	24,633
Navigator Holdings Ltd.*	—	10,000	—	10,000	—	134,700	—	134,700
Nordic American Tankers Ltd.	—	19,345	—	19,345	—	95,177	—	95,177
Northern Oil and Gas, Inc.*	—	41,115	—	41,115	—	96,209	—	96,209
Oasis Petroleum, Inc.*	—	44,365	—	44,365	—	144,630	—	144,630
Overseas Shipholding Group, Inc., Class A*	—	9,532	—	9,532	—	21,924	—	21,924
Panhandle Oil and Gas, Inc., Class A	—	2,142	—	2,142	—	24,012	—	24,012
Par Pacific Holdings, Inc.*	—	5,047	—	5,047	—	117,292	—	117,292
PDC Energy, Inc.*	—	8,668	—	8,668	—	226,842	—	226,842
Peabody Energy Corp.	—	8,995	—	8,995	—	82,034	—	82,034
Penn Virginia Corp.*	—	1,953	—	1,953	—	59,274	—	59,274
Permian Basin Royalty Trust	—	172,800	—	172,800	—	667,008	—	667,008
PrimeEnergy Resources Corp.*	—	21	—	21	—	3,176	—	3,176
QEP Resources, Inc.	—	33,408	—	33,408	—	150,336	—	150,336
Renewable Energy Group, Inc.*	—	5,114	—	5,114	—	137,822	—	137,822
REX American Resources Corp.*	—	764	—	764	—	62,617	—	62,617
Ring Energy, Inc.*(x)	—	5,012	—	5,012	—	13,232	—	13,232
SandRidge Energy, Inc.*	—	4,567	—	4,567	—	19,364	—	19,364
Scorpio Tankers, Inc.	—	6,198	—	6,198	—	243,829	—	243,829
SFL Corp. Ltd.(x)	—	11,301	—	11,301	—	164,317	—	164,317
SilverBow Resources, Inc.*	—	1,085	—	1,085	—	10,742	—	10,742
SM Energy Co.	—	15,667	—	15,667	—	176,097	—	176,097
Southwestern Energy Co.*(x)	—	75,803	—	75,803	—	183,443	—	183,443
SRC Energy, Inc.*	—	33,954	—	33,954	—	139,891	—	139,891
Talos Energy, Inc.*	—	2,816	—	2,816	—	84,902	—	84,902
Teekay Corp.	—	9,932	—	9,932	—	52,838	—	52,838
Teekay Tankers Ltd., Class A*	—	3,313	—	3,313	—	79,413	—	79,413
Texas Pacific Land Trust	—	72,478	—	72,478	—	56,621,263	—	56,621,263
Unit Corp.*(x)	—	7,627	—	7,627	—	5,305	—	5,305
W&T Offshore, Inc.*	—	13,146	—	13,146	—	73,092	—	73,092
Whiting Petroleum Corp.*(x)	—	12,766	—	12,766	—	93,702	—	93,702
World Fuel Services Corp.	—	9,069	—	9,069	—	393,776	—	393,776

					—	63,349,275	—	63,349,275

Total Energy					—	68,223,086	—	68,223,086

Financials (11.5%)
Banks (5.9%)
1st Constitution Bancorp	—	1,146	—	1,146	—	25,361	—	25,361
1st Source Corp.	—	1,929	—	1,929	—	100,077	—	100,077

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
ACNB Corp.	—	941	—	941	—	35,589	—	35,589
Allegiance Bancshares, Inc.*	—	2,654	—	2,654	—	99,790	—	99,790
Amalgamated Bank, Class A	—	1,900	—	1,900	—	36,955	—	36,955
Amerant Bancorp, Inc.*(x)	—	2,761	—	2,761	—	60,162	—	60,162
American National Bankshares, Inc.	—	1,557	—	1,557	—	61,610	—	61,610
Ameris Bancorp	—	7,251	—	7,251	—	308,458	—	308,458
Ames National Corp.	—	1,217	—	1,217	—	34,149	—	34,149
Arrow Financial Corp.	—	1,793	—	1,793	—	67,775	—	67,775
Atlantic Capital Bancshares, Inc.*	—	2,818	—	2,818	—	51,710	—	51,710
Atlantic Union Bankshares Corp.	—	11,235	—	11,235	—	421,874	—	421,874
Banc of California, Inc.	—	6,271	—	6,271	—	107,736	—	107,736
BancFirst Corp.	—	2,617	—	2,617	—	163,405	—	163,405
Bancorp, Inc. (The)*	—	7,085	—	7,085	—	91,892	—	91,892
BancorpSouth Bank	—	13,838	—	13,838	—	434,652	—	434,652
Bank First Corp.(x)	—	40	—	40	—	2,800	—	2,800
Bank of Commerce Holdings	—	2,473	—	2,473	—	28,613	—	28,613
Bank of Marin Bancorp	—	1,867	—	1,867	—	84,108	—	84,108
Bank of NT Butterfield & Son Ltd. (The)	—	5,211	—	5,211	—	192,911	—	192,911
Bank of Princeton (The)	—	839	—	839	—	26,420	—	26,420
Bank7 Corp.	—	491	—	491	—	9,309	—	9,309
BankFinancial Corp.	—	1,985	—	1,985	—	25,964	—	25,964
Bankwell Financial Group, Inc.	—	955	—	955	—	27,542	—	27,542
Banner Corp.	—	4,767	—	4,767	—	269,765	—	269,765
Bar Harbor Bankshares	—	2,154	—	2,154	—	54,690	—	54,690
Baycom Corp.*	—	1,001	—	1,001	—	22,763	—	22,763
BCB Bancorp, Inc.	—	2,014	—	2,014	—	27,773	—	27,773
Berkshire Hills Bancorp, Inc.	—	6,336	—	6,336	—	208,328	—	208,328
Boston Private Financial Holdings, Inc.	—	11,736	—	11,736	—	141,184	—	141,184
Bridge Bancorp, Inc.	—	2,209	—	2,209	—	74,068	—	74,068
Brookline Bancorp, Inc.	—	10,975	—	10,975	—	180,648	—	180,648
Bryn Mawr Bank Corp.	—	2,771	—	2,771	—	114,276	—	114,276
Business First Bancshares, Inc.	—	1,710	—	1,710	—	42,630	—	42,630
Byline Bancorp, Inc.	—	3,259	—	3,259	—	63,779	—	63,779
C&F Financial Corp.	—	444	—	444	—	24,567	—	24,567
Cadence Bancorp	—	17,685	—	17,685	—	320,629	—	320,629
Cambridge Bancorp(x)	—	459	—	459	—	36,789	—	36,789
Camden National Corp.	—	2,109	—	2,109	—	97,141	—	97,141
Capital Bancorp, Inc.*	—	1,151	—	1,151	—	17,138	—	17,138
Capital City Bank Group, Inc.	—	1,953	—	1,953	—	59,566	—	59,566
Capstar Financial Holdings, Inc.	—	2,146	—	2,146	—	35,731	—	35,731
Carolina Financial Corp.	—	3,278	—	3,278	—	141,708	—	141,708
Carter Bank & Trust*	—	3,165	—	3,165	—	75,074	—	75,074

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Cathay General Bancorp	—	10,807	—	10,807	—	411,206	—	411,206
CBTX, Inc.	—	2,553	—	2,553	—	79,449	—	79,449
CenterState Bank Corp.	—	16,931	—	16,931	—	422,936	—	422,936
Central Pacific Financial Corp.	—	3,611	—	3,611	—	106,813	—	106,813
Central Valley Community Bancorp	—	1,599	—	1,599	—	34,650	—	34,650
Century Bancorp, Inc., Class A	—	343	—	343	—	30,856	—	30,856
Chemung Financial Corp.	—	516	—	516	—	21,930	—	21,930
Citizens & Northern Corp.	—	1,681	—	1,681	—	47,488	—	47,488
City Holding Co.	—	2,036	—	2,036	—	166,850	—	166,850
Civista Bancshares, Inc.	—	2,238	—	2,238	—	53,712	—	53,712
CNB Financial Corp.	—	1,985	—	1,985	—	64,870	—	64,870
Coastal Financial Corp.*	—	482	—	482	—	7,939	—	7,939
Codorus Valley Bancorp, Inc.	—	1,321	—	1,321	—	30,423	—	30,423
Colony Bankcorp, Inc.	—	1,080	—	1,080	—	17,820	—	17,820
Columbia Banking System, Inc.	—	10,128	—	10,128	—	412,058	—	412,058
Community Bank System, Inc.	—	7,137	—	7,137	—	506,299	—	506,299
Community Bankers Trust Corp.	—	3,041	—	3,041	—	27,004	—	27,004
Community Financial Corp. (The)	—	739	—	739	—	26,286	—	26,286
Community Trust Bancorp, Inc.	—	2,155	—	2,155	—	100,509	—	100,509
ConnectOne Bancorp, Inc.	—	4,800	—	4,800	—	123,456	—	123,456
CrossFirst Bankshares, Inc.*	—	719	—	719	—	10,368	—	10,368
Customers Bancorp, Inc.*	—	3,952	—	3,952	—	94,097	—	94,097
CVB Financial Corp.	—	18,725	—	18,725	—	404,085	—	404,085
Dime Community Bancshares, Inc.	—	4,467	—	4,467	—	93,316	—	93,316
Eagle Bancorp, Inc.	—	4,337	—	4,337	—	210,908	—	210,908
Enterprise Bancorp, Inc.	—	1,283	—	1,283	—	43,455	—	43,455
Enterprise Financial Services Corp.	—	3,409	—	3,409	—	164,348	—	164,348
Equity Bancshares, Inc., Class A*	—	2,013	—	2,013	—	62,141	—	62,141
Esquire Financial Holdings, Inc.*	—	593	—	593	—	15,460	—	15,460
Evans Bancorp, Inc.	—	701	—	701	—	28,110	—	28,110
Farmers & Merchants Bancorp, Inc.(x)	—	1,379	—	1,379	—	41,577	—	41,577
Farmers National Banc Corp.	—	3,713	—	3,713	—	60,596	—	60,596
FB Financial Corp.	—	1,239	—	1,239	—	49,052	—	49,052
Fidelity D&D Bancorp, Inc.(x)	—	245	—	245	—	15,241	—	15,241
Financial Institutions, Inc.	—	2,094	—	2,094	—	67,217	—	67,217
First Bancorp (Nasdaq Stock Exchange)	—	4,163	—	4,163	—	166,145	—	166,145

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
First Bancorp (Quotrix Stock Exchange)	—	30,302	—	30,302	—	320,898	—	320,898
First Bancorp, Inc.	—	1,511	—	1,511	—	45,678	—	45,678
First Bancshares, Inc. (The)	—	2,328	—	2,328	—	82,691	—	82,691
First Bank	—	2,365	—	2,365	—	26,133	—	26,133
First Busey Corp.	—	7,232	—	7,232	—	198,880	—	198,880
First Business Financial Services, Inc.	—	1,220	—	1,220	—	32,123	—	32,123
First Capital, Inc.(x)	—	448	—	448	—	32,704	—	32,704
First Choice Bancorp	—	1,393	—	1,393	—	37,555	—	37,555
First Commonwealth Financial Corp.	—	13,552	—	13,552	—	196,640	—	196,640
First Community Bankshares, Inc.	—	2,131	—	2,131	—	66,104	—	66,104
First Financial Bancorp	—	13,683	—	13,683	—	348,096	—	348,096
First Financial Corp.	—	1,643	—	1,643	—	75,118	—	75,118
First Financial Northwest, Inc.	—	1,123	—	1,123	—	16,778	—	16,778
First Foundation, Inc.	—	3,822	—	3,822	—	66,503	—	66,503
First Guaranty Bancshares, Inc.	—	714	—	714	—	15,544	—	15,544
First Internet Bancorp	—	1,320	—	1,320	—	31,297	—	31,297
First Interstate BancSystem, Inc., Class A	—	5,363	—	5,363	—	224,817	—	224,817
First Merchants Corp.	—	7,700	—	7,700	—	320,243	—	320,243
First Mid Bancshares, Inc.	—	2,045	—	2,045	—	72,086	—	72,086
First Midwest Bancorp, Inc.	—	14,959	—	14,959	—	344,955	—	344,955
First Northwest Bancorp	—	1,236	—	1,236	—	22,409	—	22,409
First of Long Island Corp. (The)	—	3,311	—	3,311	—	83,040	—	83,040
Flushing Financial Corp.	—	3,805	—	3,805	—	82,207	—	82,207
FNCB Bancorp, Inc.	—	2,425	—	2,425	—	20,491	—	20,491
Franklin Financial Network, Inc.	—	1,833	—	1,833	—	62,927	—	62,927
Franklin Financial Services Corp.	—	606	—	606	—	23,446	—	23,446
Fulton Financial Corp.	—	22,631	—	22,631	—	394,458	—	394,458
FVCBankcorp, Inc.*	—	1,772	—	1,772	—	30,957	—	30,957
German American Bancorp, Inc.	—	3,450	—	3,450	—	122,889	—	122,889
Glacier Bancorp, Inc.	—	10,410	—	10,410	—	478,756	—	478,756
Great Southern Bancorp, Inc.	—	1,561	—	1,561	—	98,843	—	98,843
Great Western Bancorp, Inc.	—	7,948	—	7,948	—	276,114	—	276,114
Guaranty Bancshares, Inc.	—	1,191	—	1,191	—	39,160	—	39,160
Hancock Whitney Corp.	—	12,198	—	12,198	—	535,248	—	535,248
Hanmi Financial Corp.	—	3,788	—	3,788	—	75,741	—	75,741
HarborOne Bancorp, Inc.*	—	1,962	—	1,962	—	21,562	—	21,562
Hawthorn Bancshares, Inc.	—	828	—	828	—	21,114	—	21,114

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
HBT Financial, Inc.*	—	1,138	—	1,138	—	21,611	—	21,611
Heartland Financial USA, Inc.	—	4,876	—	4,876	—	242,532	—	242,532
Heritage Commerce Corp.	—	6,648	—	6,648	—	85,294	—	85,294
Heritage Financial Corp.	—	5,177	—	5,177	—	146,509	—	146,509
Hilltop Holdings, Inc.	—	9,846	—	9,846	—	245,461	—	245,461
Home BancShares, Inc.	—	21,695	—	21,695	—	426,524	—	426,524
HomeTrust Bancshares, Inc.	—	1,420	—	1,420	—	38,099	—	38,099
Hope Bancorp, Inc.	—	16,779	—	16,779	—	249,336	—	249,336
Horizon Bancorp, Inc.	—	5,418	—	5,418	—	102,942	—	102,942
Howard Bancorp, Inc.*	—	1,823	—	1,823	—	30,772	—	30,772
IBERIABANK Corp.	—	7,318	—	7,318	—	547,606	—	547,606
Independent Bank Corp./MA	—	4,227	—	4,227	—	351,898	—	351,898
Independent Bank Corp./MI	—	2,130	—	2,130	—	48,244	—	48,244
Independent Bank Group, Inc.	—	3,790	—	3,790	—	210,118	—	210,118
International Bancshares Corp.	—	7,795	—	7,795	—	335,731	—	335,731
Investar Holding Corp.	—	933	—	933	—	22,392	—	22,392
Investors Bancorp, Inc.	—	31,944	—	31,944	—	380,613	—	380,613
Lakeland Bancorp, Inc.	—	6,924	—	6,924	—	120,339	—	120,339
Lakeland Financial Corp.	—	855	—	855	—	41,835	—	41,835
LCNB Corp.	—	1,690	—	1,690	—	32,617	—	32,617
Level One Bancorp, Inc.	—	780	—	780	—	19,625	—	19,625
Live Oak Bancshares, Inc.	—	3,675	—	3,675	—	69,862	—	69,862
Macatawa Bank Corp.	—	3,704	—	3,704	—	41,226	—	41,226
Mackinac Financial Corp.	—	1,331	—	1,331	—	23,239	—	23,239
MainStreet Bancshares, Inc.*	—	1,037	—	1,037	—	23,851	—	23,851
Malvern Bancorp, Inc.*	—	886	—	886	—	20,458	—	20,458
Mercantile Bank Corp.	—	2,242	—	2,242	—	81,766	—	81,766
Metrocity Bankshares, Inc.	—	2,001	—	2,001	—	35,038	—	35,038
Metropolitan Bank Holding Corp.*	—	1,024	—	1,024	—	49,388	—	49,388
Mid Penn Bancorp, Inc.	—	1,027	—	1,027	—	29,578	—	29,578
Midland States Bancorp, Inc.	—	2,795	—	2,795	—	80,943	—	80,943
MidWestOne Financial Group, Inc.	—	1,650	—	1,650	—	59,779	—	59,779
MutualFirst Financial, Inc.	—	818	—	818	—	32,450	—	32,450
MVB Financial Corp.	—	1,332	—	1,332	—	33,193	—	33,193
National Bank Holdings Corp., Class A	—	2,733	—	2,733	—	96,256	—	96,256
National Bankshares, Inc.	—	870	—	870	—	39,089	—	39,089
NBT Bancorp, Inc.	—	6,020	—	6,020	—	244,171	—	244,171
Nicolet Bankshares, Inc.*	—	1,296	—	1,296	—	95,710	—	95,710
Northeast Bank	—	986	—	986	—	21,682	—	21,682
Northrim BanCorp, Inc.	—	918	—	918	—	35,159	—	35,159
Norwood Financial Corp.	—	853	—	853	—	33,182	—	33,182

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Oak Valley Bancorp	—	938	—	938	—	18,253	—	18,253
OFG Bancorp	—	7,119	—	7,119	—	168,080	—	168,080
Ohio Valley Banc Corp.	—	617	—	617	—	24,446	—	24,446
Old National Bancorp	—	23,803	—	23,803	—	435,357	—	435,357
Old Second Bancorp, Inc.	—	4,101	—	4,101	—	55,240	—	55,240
Opus Bank	—	3,019	—	3,019	—	78,102	—	78,102
Origin Bancorp, Inc.	—	2,592	—	2,592	—	98,081	—	98,081
Orrstown Financial Services, Inc.	—	1,383	—	1,383	—	31,283	—	31,283
Pacific Mercantile Bancorp*	—	2,850	—	2,850	—	23,142	—	23,142
Pacific Premier Bancorp, Inc.	—	8,164	—	8,164	—	266,187	—	266,187
Park National Corp.	—	1,855	—	1,855	—	189,915	—	189,915
Parke Bancorp, Inc.	—	1,333	—	1,333	—	33,845	—	33,845
PCB Bancorp	—	1,807	—	1,807	—	31,225	—	31,225
Peapack Gladstone Financial Corp.	—	2,606	—	2,606	—	80,525	—	80,525
Penns Woods Bancorp, Inc.	—	952	—	952	—	33,853	—	33,853
Peoples Bancorp of North Carolina, Inc.	—	705	—	705	—	23,159	—	23,159
Peoples Bancorp, Inc.	—	2,462	—	2,462	—	85,333	—	85,333
Peoples Financial Services Corp.	—	950	—	950	—	47,832	—	47,832
People’s Utah Bancorp	—	2,028	—	2,028	—	61,083	—	61,083
Preferred Bank	—	1,367	—	1,367	—	82,143	—	82,143
Premier Financial Bancorp, Inc.	—	1,882	—	1,882	—	34,139	—	34,139
QCR Holdings, Inc.	—	2,081	—	2,081	—	91,273	—	91,273
RBB Bancorp	—	2,346	—	2,346	—	49,665	—	49,665
Red River Bancshares, Inc.*(x)	—	630	—	630	—	35,318	—	35,318
Reliant Bancorp, Inc.	—	1,370	—	1,370	—	30,469	—	30,469
Renasant Corp.	—	7,824	—	7,824	—	277,126	—	277,126
Republic Bancorp, Inc., Class A	—	1,374	—	1,374	—	64,303	—	64,303
Republic First Bancorp, Inc.*	—	6,223	—	6,223	—	26,012	—	26,012
Richmond Mutual Bancorporation, Inc.*(x)	—	1,549	—	1,549	—	24,722	—	24,722
S&T Bancorp, Inc.	—	5,311	—	5,311	—	213,980	—	213,980
Sandy Spring Bancorp, Inc.	—	4,893	—	4,893	—	185,347	—	185,347
SB One Bancorp	—	1,204	—	1,204	—	30,004	—	30,004
Seacoast Banking Corp. of Florida*	—	5,898	—	5,898	—	180,302	—	180,302
Select Bancorp, Inc.*	—	2,289	—	2,289	—	28,155	—	28,155
ServisFirst Bancshares, Inc.	—	1,233	—	1,233	—	46,459	—	46,459
Shore Bancshares, Inc.	—	1,923	—	1,923	—	33,383	—	33,383
Sierra Bancorp	—	1,899	—	1,899	—	55,299	—	55,299
Silvergate Capital Corp., Class A*(x)	—	375	—	375	—	5,966	—	5,966

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Simmons First National Corp., Class A	—	12,793	—	12,793	—	342,724	—	342,724
SmartFinancial, Inc.	—	1,870	—	1,870	—	44,226	—	44,226
South Plains Financial, Inc.(x)	—	1,372	—	1,372	—	28,634	—	28,634
South State Corp.	—	4,703	—	4,703	—	407,985	—	407,985
Southern First Bancshares, Inc.*	—	999	—	999	—	42,448	—	42,448
Southern National Bancorp of Virginia, Inc.	—	2,840	—	2,840	—	46,434	—	46,434
Southside Bancshares, Inc.	—	4,438	—	4,438	—	164,827	—	164,827
Spirit of Texas Bancshares, Inc.*	—	1,924	—	1,924	—	44,252	—	44,252
Stock Yards Bancorp, Inc.	—	2,289	—	2,289	—	93,986	—	93,986
Summit Financial Group, Inc.	—	1,586	—	1,586	—	42,965	—	42,965
Tompkins Financial Corp.	—	2,026	—	2,026	—	185,379	—	185,379
Towne Bank	—	9,359	—	9,359	—	260,367	—	260,367
TriCo Bancshares	—	3,711	—	3,711	—	151,446	—	151,446
TriState Capital Holdings, Inc.*	—	2,583	—	2,583	—	67,468	—	67,468
Triumph Bancorp, Inc.*	—	1,723	—	1,723	—	65,508	—	65,508
Trustmark Corp.	—	9,008	—	9,008	—	310,866	—	310,866
UMB Financial Corp.	—	6,218	—	6,218	—	426,804	—	426,804
Union Bankshares, Inc.(x)	—	411	—	411	—	14,903	—	14,903
United Bankshares, Inc.	—	13,710	—	13,710	—	530,029	—	530,029
United Community Banks, Inc.	—	10,151	—	10,151	—	313,463	—	313,463
United Security Bancshares	—	1,958	—	1,958	—	21,009	—	21,009
Unity Bancorp, Inc.	—	1,073	—	1,073	—	24,218	—	24,218
Univest Financial Corp.	—	4,035	—	4,035	—	108,057	—	108,057
Valley National Bancorp	—	54,563	—	54,563	—	624,746	—	624,746
Veritex Holdings, Inc.	—	4,970	—	4,970	—	144,776	—	144,776
Washington Trust Bancorp, Inc.	—	2,139	—	2,139	—	115,057	—	115,057
WesBanco, Inc.	—	9,095	—	9,095	—	343,700	—	343,700
West Bancorporation, Inc.	—	1,860	—	1,860	—	47,672	—	47,672
Westamerica Bancorp	—	2,970	—	2,970	—	201,277	—	201,277

					—	27,010,334	—	27,010,334

Capital Markets (2.3%)
Artisan Partners Asset Management, Inc., Class A	—	3,233	—	3,233	—	104,490	—	104,490
Assetmark Financial Holdings, Inc.*	—	996	—	996	—	28,904	—	28,904
Associated Capital Group, Inc., Class A‡(x)	—	189,834	—	189,834	—	7,441,493	—	7,441,493
B. Riley Financial, Inc.	—	2,911	—	2,911	—	73,299	—	73,299
Blucora, Inc.*	—	1,948	—	1,948	—	50,921	—	50,921
Brightsphere Investment Group, Inc.	—	9,251	—	9,251	—	94,545	—	94,545

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Clarke, Inc.*	—	50,600	—	50,600	—	484,744	—	484,744
Cowen, Inc., Class A*	—	2,076	—	2,076	—	32,697	—	32,697
Diamond Hill Investment Group, Inc.	—	58	—	58	—	8,147	—	8,147
Donnelley Financial Solutions, Inc.*	—	4,479	—	4,479	—	46,895	—	46,895
GAIN Capital Holdings, Inc.	—	2,863	—	2,863	—	11,309	—	11,309
Galaxy Digital Holdings Ltd.*	—	40,000	—	40,000	—	32,652	—	32,652
GAMCO Investors, Inc., Class A	—	47,142	—	47,142	—	918,798	—	918,798
INTL. FCStone, Inc.*	—	2,208	—	2,208	—	107,817	—	107,817
Ladenburg Thalmann Financial Services, Inc.	—	1,707	—	1,707	—	5,940	—	5,940
Moelis & Co., Class A	—	1,269	—	1,269	—	40,506	—	40,506
Oppenheimer Holdings, Inc., Class A	—	1,251	—	1,251	—	34,377	—	34,377
Piper Jaffray Cos.	—	1,938	—	1,938	—	154,924	—	154,924
PJT Partners, Inc., Class A	—	1,288	—	1,288	—	58,127	—	58,127
Sculptor Capital Management, Inc.	—	1,151	—	1,151	—	25,437	—	25,437
Stifel Financial Corp.	—	9,332	—	9,332	—	565,986	—	565,986
Virtus Investment Partners, Inc.	—	807	—	807	—	98,228	—	98,228
Waddell & Reed Financial, Inc., Class A	—	9,757	—	9,757	—	163,137	—	163,137
Westwood Holdings Group, Inc.	—	1,173	—	1,173	—	34,744	—	34,744
WisdomTree Investments, Inc.	—	11,573	—	11,573	—	56,013	—	56,013

					—	10,674,130	—	10,674,130

Consumer Finance (0.2%)
Elevate Credit, Inc.*	—	964	—	964	—	4,290	—	4,290
Encore Capital Group, Inc.*(x)	—	4,357	—	4,357	—	154,063	—	154,063
Enova International, Inc.*	—	1,631	—	1,631	—	39,242	—	39,242
EZCORP, Inc., Class A*	—	7,000	—	7,000	—	47,740	—	47,740
Green Dot Corp., Class A*	—	1,141	—	1,141	—	26,585	—	26,585
LendingClub Corp.*	—	9,391	—	9,391	—	118,514	—	118,514
Medallion Financial Corp.*	—	2,925	—	2,925	—	21,265	—	21,265
Nelnet, Inc., Class A	—	2,496	—	2,496	—	145,367	—	145,367
Oportun Financial Corp.*(x)	—	541	—	541	—	12,876	—	12,876
PRA Group, Inc.*	—	6,340	—	6,340	—	230,142	—	230,142
Regional Management Corp.*	—	578	—	578	—	17,357	—	17,357
World Acceptance Corp.*	—	319	—	319	—	27,562	—	27,562

					—	845,003	—	845,003

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Diversified Financial Services (0.2%)
Alerus Financial Corp.(x)	—	169	—	169	—	3,862	—	3,862
Banco Latinoamericano de Comercio Exterior SA, Class E	—	4,484	—	4,484	—	95,868	—	95,868
Cannae Holdings, Inc.*	—	9,476	—	9,476	—	352,412	—	352,412
FGL Holdings	—	20,578	—	20,578	—	219,156	—	219,156
GWG Holdings, Inc.*(x)	—	137	—	137	—	1,345	—	1,345
Marlin Business Services Corp.	—	907	—	907	—	19,936	—	19,936
On Deck Capital, Inc.*	—	8,829	—	8,829	—	36,552	—	36,552

					—	729,131	—	729,131

Insurance (1.0%)
Ambac Financial Group, Inc.*	—	6,350	—	6,350	—	136,970	—	136,970
American Equity Investment Life Holding Co.	—	12,705	—	12,705	—	380,261	—	380,261
AMERISAFE, Inc.	—	2,687	—	2,687	—	177,423	—	177,423
Argo Group International Holdings Ltd.	—	4,567	—	4,567	—	300,280	—	300,280
BRP Group, Inc., Class A*	—	1,172	—	1,172	—	18,811	—	18,811
Citizens, Inc.*(x)	—	7,208	—	7,208	—	48,654	—	48,654
CNO Financial Group, Inc.	—	21,250	—	21,250	—	385,262	—	385,262
Crawford & Co., Class A	—	416	—	416	—	4,772	—	4,772
Donegal Group, Inc., Class A	—	1,542	—	1,542	—	22,852	—	22,852
Employers Holdings, Inc.	—	4,429	—	4,429	—	184,911	—	184,911
Enstar Group Ltd.*	—	1,333	—	1,333	—	275,744	—	275,744
FBL Financial Group, Inc., Class A	—	1,338	—	1,338	—	78,848	—	78,848
FedNat Holding Co.	—	827	—	827	—	13,753	—	13,753
Genworth Financial, Inc., Class A*	—	70,937	—	70,937	—	312,123	—	312,123
Global Indemnity Ltd.	—	995	—	995	—	29,482	—	29,482
Greenlight Capital Re Ltd., Class A*	—	4,077	—	4,077	—	41,218	—	41,218
Hallmark Financial Services, Inc.*	—	1,889	—	1,889	—	33,190	—	33,190
HCI Group, Inc.	—	836	—	836	—	38,163	—	38,163
Heritage Insurance Holdings, Inc.	—	3,272	—	3,272	—	43,354	—	43,354
Horace Mann Educators Corp.	—	5,775	—	5,775	—	252,137	—	252,137
Independence Holding Co.	—	722	—	722	—	30,382	—	30,382
Investors Title Co.	—	170	—	170	—	27,064	—	27,064
James River Group Holdings Ltd.	—	2,196	—	2,196	—	90,497	—	90,497
MBIA, Inc.*	—	9,612	—	9,612	—	89,392	—	89,392
National General Holdings Corp.	—	3,752	—	3,752	—	82,919	—	82,919

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
National Western Life Group, Inc., Class A	—	316	—	316	—	91,918	—	91,918
NI Holdings, Inc.*	—	1,381	—	1,381	—	23,753	—	23,753
ProAssurance Corp.	—	7,478	—	7,478	—	270,255	—	270,255
ProSight Global, Inc.*	—	706	—	706	—	11,388	—	11,388
Protective Insurance Corp., Class B	—	1,209	—	1,209	—	19,453	—	19,453
Safety Insurance Group, Inc.	—	2,072	—	2,072	—	191,722	—	191,722
Selective Insurance Group, Inc.	—	4,488	—	4,488	—	292,573	—	292,573
State Auto Financial Corp.	—	2,236	—	2,236	—	69,361	—	69,361
Stewart Information Services Corp.	—	3,298	—	3,298	—	134,525	—	134,525
Third Point Reinsurance Ltd.*	—	10,172	—	10,172	—	107,009	—	107,009
Tiptree, Inc.	—	3,706	—	3,706	—	30,167	—	30,167
United Fire Group, Inc.	—	2,700	—	2,700	—	118,071	—	118,071
United Insurance Holdings Corp.	—	2,833	—	2,833	—	35,724	—	35,724
Universal Insurance Holdings, Inc.	—	2,759	—	2,759	—	77,224	—	77,224
Watford Holdings Ltd.*	—	2,682	—	2,682	—	67,479	—	67,479

					—	4,639,084	—	4,639,084

Mortgage Real Estate Investment Trusts (REITs) (0.8%)
AG Mortgage Investment Trust, Inc. (REIT)	—	4,599	—	4,599	—	70,917	—	70,917
Anworth Mortgage Asset Corp. (REIT)	—	13,500	—	13,500	—	47,520	—	47,520
Apollo Commercial Real Estate Finance, Inc. (REIT)	—	21,716	—	21,716	—	397,186	—	397,186
Ares Commercial Real Estate Corp. (REIT)(x)	—	3,925	—	3,925	—	62,172	—	62,172
Arlington Asset Investment Corp., Class A (REIT)(x)	—	5,238	—	5,238	—	29,176	—	29,176
ARMOUR Residential REIT, Inc. (REIT)	—	8,225	—	8,225	—	146,981	—	146,981
Blackstone Mortgage Trust, Inc., Class A (REIT)(x)	—	17,723	—	17,723	—	659,650	—	659,650
Capstead Mortgage Corp. (REIT)	—	13,138	—	13,138	—	104,053	—	104,053
Cherry Hill Mortgage Investment Corp. (REIT)	—	2,182	—	2,182	—	31,835	—	31,835
Colony Credit Real Estate, Inc. (REIT)	—	11,332	—	11,332	—	149,129	—	149,129
Dynex Capital, Inc. (REIT)	—	3,137	—	3,137	—	53,141	—	53,141
Ellington Financial, Inc. (REIT)	—	4,269	—	4,269	—	78,251	—	78,251
Exantas Capital Corp. (REIT)	—	4,463	—	4,463	—	52,708	—	52,708
Granite Point Mortgage Trust, Inc. (REIT)	—	7,717	—	7,717	—	141,838	—	141,838

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Great Ajax Corp. (REIT)	—	2,300	—	2,300	—	34,063	—	34,063
Invesco Mortgage Capital, Inc. (REIT)	—	20,262	—	20,262	—	337,362	—	337,362
KKR Real Estate Finance Trust, Inc. (REIT)(x)	—	3,629	—	3,629	—	74,104	—	74,104
Ladder Capital Corp. (REIT)	—	14,470	—	14,470	—	261,039	—	261,039
New York Mortgage Trust, Inc. (REIT)	—	36,580	—	36,580	—	227,893	—	227,893
Orchid Island Capital, Inc. (REIT)(x)	—	8,621	—	8,621	—	50,433	—	50,433
PennyMac Mortgage Investment Trust (REIT)‡	—	12,527	—	12,527	—	279,227	—	279,227
Ready Capital Corp. (REIT)	—	4,515	—	4,515	—	69,621	—	69,621
Redwood Trust, Inc. (REIT)	—	15,500	—	15,500	—	256,370	—	256,370
TPG RE Finance Trust, Inc. (REIT)	—	6,852	—	6,852	—	138,890	—	138,890
Western Asset Mortgage Capital Corp. (REIT)	—	7,151	—	7,151	—	73,870	—	73,870

					—	3,827,429	—	3,827,429

Thrifts & Mortgage Finance (1.1%)
Axos Financial, Inc.*	—	2,938	—	2,938	—	88,963	—	88,963
Bridgewater Bancshares, Inc.*	—	3,034	—	3,034	—	41,809	—	41,809
Capitol Federal Financial, Inc.	—	18,710	—	18,710	—	256,888	—	256,888
Columbia Financial, Inc.*	—	7,412	—	7,412	—	125,559	—	125,559
Entegra Financial Corp.*	—	897	—	897	—	27,054	—	27,054
ESSA Bancorp, Inc.	—	1,351	—	1,351	—	22,899	—	22,899
Essent Group Ltd.	—	6,667	—	6,667	—	346,617	—	346,617
Federal Agricultural Mortgage Corp., Class C	—	890	—	890	—	74,315	—	74,315
First Defiance Financial Corp.	—	2,618	—	2,618	—	82,441	—	82,441
Flagstar Bancorp, Inc.	—	4,857	—	4,857	—	185,780	—	185,780
FS Bancorp, Inc.	—	516	—	516	—	32,916	—	32,916
Greene County Bancorp, Inc.	—	107	—	107	—	3,081	—	3,081
Hingham Institution for Savings	—	106	—	106	—	22,281	—	22,281
Home Bancorp, Inc.	—	1,069	—	1,069	—	41,894	—	41,894
HomeStreet, Inc.*	—	3,188	—	3,188	—	108,392	—	108,392
Kearny Financial Corp.	—	7,625	—	7,625	—	105,454	—	105,454
Luther Burbank Corp.	—	2,931	—	2,931	—	33,794	—	33,794
Merchants Bancorp	—	1,273	—	1,273	—	25,091	—	25,091
Meridian Bancorp, Inc.	—	5,755	—	5,755	—	115,618	—	115,618
Meta Financial Group, Inc.	—	2,029	—	2,029	—	74,079	—	74,079
MMA Capital Holdings, Inc.*	—	719	—	719	—	22,864	—	22,864
Mr Cooper Group, Inc.*	—	5,521	—	5,521	—	69,068	—	69,068
Northfield Bancorp, Inc.	—	6,204	—	6,204	—	105,220	—	105,220
Northwest Bancshares, Inc.	—	14,055	—	14,055	—	233,735	—	233,735

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
OceanFirst Financial Corp.	—	7,036	—	7,036	—	179,699	—	179,699
Ocwen Financial Corp.*	—	19,403	—	19,403	—	26,582	—	26,582
OP Bancorp	—	1,951	—	1,951	—	20,232	—	20,232
PCSB Financial Corp.	—	2,102	—	2,102	—	42,566	—	42,566
PDL Community Bancorp*	—	1,286	—	1,286	—	18,904	—	18,904
PennyMac Financial Services, Inc.‡	—	936	—	936	—	31,861	—	31,861
Pioneer Bancorp, Inc.*	—	1,304	—	1,304	—	19,964	—	19,964
Provident Bancorp, Inc.*	—	1,115	—	1,115	—	13,882	—	13,882
Provident Financial Holdings, Inc.	—	839	—	839	—	18,374	—	18,374
Provident Financial Services, Inc.	—	8,561	—	8,561	—	211,029	—	211,029
Prudential Bancorp, Inc.	—	1,270	—	1,270	—	23,533	—	23,533
Radian Group, Inc.	—	28,453	—	28,453	—	715,877	—	715,877
Riverview Bancorp, Inc.	—	3,024	—	3,024	—	24,827	—	24,827
Southern Missouri Bancorp, Inc.	—	1,024	—	1,024	—	39,281	—	39,281
Sterling Bancorp, Inc.	—	2,438	—	2,438	—	19,748	—	19,748
Territorial Bancorp, Inc.	—	1,077	—	1,077	—	33,322	—	33,322
Timberland Bancorp, Inc.	—	1,080	—	1,080	—	32,119	—	32,119
TrustCo Bank Corp.	—	13,733	—	13,733	—	119,065	—	119,065
United Community Financial Corp.	—	5,600	—	5,600	—	65,296	—	65,296
Walker & Dunlop, Inc.	—	3,450	—	3,450	—	223,146	—	223,146
Washington Federal, Inc.	—	11,143	—	11,143	—	408,391	—	408,391
Waterstone Financial, Inc.	—	3,030	—	3,030	—	57,661	—	57,661
Western New England Bancorp, Inc.	—	3,386	—	3,386	—	32,607	—	32,607
WSFS Financial Corp.	—	7,207	—	7,207	—	317,036	—	317,036

					—	4,940,814	—	4,940,814

Total Financials					—	52,665,925	—	52,665,925

Health Care (1.7%)
Biotechnology (0.7%)
89bio, Inc.*(x)	—	96	—	96	—	2,524	—	2,524
Abeona Therapeutics, Inc.*	—	4,601	—	4,601	—	15,045	—	15,045
Acceleron Pharma, Inc.*	—	1,089	—	1,089	—	57,739	—	57,739
Achillion Pharmaceuticals, Inc.*	—	19,197	—	19,197	—	115,758	—	115,758
Acorda Therapeutics, Inc.*	—	6,442	—	6,442	—	13,142	—	13,142
Adamas Pharmaceuticals, Inc.*	—	3,233	—	3,233	—	12,253	—	12,253
ADMA Biologics, Inc.*	—	451	—	451	—	1,804	—	1,804
Aduro Biotech, Inc.*	—	1,582	—	1,582	—	1,867	—	1,867
Aeglea BioTherapeutics, Inc.*	—	3,178	—	3,178	—	24,280	—	24,280
Affimed NV*(x)	—	1,419	—	1,419	—	3,888	—	3,888
Akebia Therapeutics, Inc.*	—	16,309	—	16,309	—	103,073	—	103,073
Akero Therapeutics, Inc.*(x)	—	218	—	218	—	4,839	—	4,839
Aldeyra Therapeutics, Inc.*	—	894	—	894	—	5,194	—	5,194

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
AMAG Pharmaceuticals, Inc.*(x)	—	4,720	—	4,720	—	57,442	—	57,442
AnaptysBio, Inc.*	—	550	—	550	—	8,938	—	8,938
Anika Therapeutics, Inc.*	—	1,879	—	1,879	—	97,426	—	97,426
Applied Therapeutics, Inc.*(x)	—	184	—	184	—	5,020	—	5,020
Aprea Therapeutics, Inc.*	—	187	—	187	—	8,581	—	8,581
Arcus Biosciences, Inc.*	—	4,507	—	4,507	—	45,521	—	45,521
Ardelyx, Inc.*	—	6,468	—	6,468	—	48,542	—	48,542
Arena Pharmaceuticals, Inc.*	—	1,396	—	1,396	—	63,406	—	63,406
ArQule, Inc.*	—	1,460	—	1,460	—	29,142	—	29,142
Assembly Biosciences, Inc.*	—	2,911	—	2,911	—	59,559	—	59,559
Atreca, Inc., Class A*	—	165	—	165	—	2,553	—	2,553
Avid Bioservices, Inc.*	—	724	—	724	—	5,553	—	5,553
Beyondspring, Inc.*(x)	—	128	—	128	—	1,984	—	1,984
BioCryst Pharmaceuticals, Inc.*	—	3,405	—	3,405	—	11,747	—	11,747
Bridgebio Pharma, Inc.*(x)	—	681	—	681	—	23,869	—	23,869
Cabaletta Bio, Inc.*	—	301	—	301	—	4,205	—	4,205
Calithera Biosciences, Inc.*	—	5,816	—	5,816	—	33,209	—	33,209
CareDx, Inc.*	—	370	—	370	—	7,981	—	7,981
CASI Pharmaceuticals, Inc.*(x)	—	870	—	870	—	2,688	—	2,688
Castle Biosciences, Inc.*	—	112	—	112	—	3,849	—	3,849
Cellular Biomedicine Group, Inc.*(x)	—	402	—	402	—	6,529	—	6,529
CEL-SCI Corp.*(x)	—	378	—	378	—	3,459	—	3,459
Chimerix, Inc.*	—	6,999	—	6,999	—	14,208	—	14,208
Coherus Biosciences, Inc.*	—	5,201	—	5,201	—	93,644	—	93,644
Concert Pharmaceuticals, Inc.*	—	3,173	—	3,173	—	29,271	—	29,271
Constellation Pharmaceuticals, Inc.*(x)	—	229	—	229	—	10,788	—	10,788
Cortexyme, Inc.*(x)	—	90	—	90	—	5,053	—	5,053
Cyclerion Therapeutics, Inc.*	—	248	—	248	—	675	—	675
Cytokinetics, Inc.*(x)	—	735	—	735	—	7,798	—	7,798
Dynavax Technologies Corp.*(x)	—	1,053	—	1,053	—	6,023	—	6,023
Enochian Biosciences, Inc.*(x)	—	1,174	—	1,174	—	5,894	—	5,894
Epizyme, Inc.*	—	2,999	—	2,999	—	73,775	—	73,775
Evelo Biosciences, Inc.*(x)	—	1,573	—	1,573	—	6,386	—	6,386
FibroGen, Inc.*	—	1,136	—	1,136	—	48,723	—	48,723
Five Prime Therapeutics, Inc.*	—	4,990	—	4,990	—	22,904	—	22,904
Frequency Therapeutics, Inc.*	—	167	—	167	—	2,928	—	2,928
G1 Therapeutics, Inc.*	—	1,888	—	1,888	—	49,900	—	49,900

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Geron Corp.*(x)	—	26,776	—	26,776	—	36,415	—	36,415
Gossamer Bio, Inc.*	—	2,869	—	2,869	—	44,842	—	44,842
Gritstone Oncology, Inc.*(x)	—	2,773	—	2,773	—	24,874	—	24,874
Harpoon Therapeutics, Inc.*	—	682	—	682	—	10,087	—	10,087
IGM Biosciences, Inc.*	—	140	—	140	—	5,342	—	5,342
ImmunoGen, Inc.*	—	9,324	—	9,324	—	47,599	—	47,599
Immunomedics, Inc.*	—	2,351	—	2,351	—	49,747	—	49,747
Intellia Therapeutics, Inc.*(x)	—	1,494	—	1,494	—	21,917	—	21,917
Intrexon Corp.*(x)	—	7,682	—	7,682	—	42,097	—	42,097
Jounce Therapeutics, Inc.*	—	2,291	—	2,291	—	20,000	—	20,000
Karuna Therapeutics, Inc.*(x)	—	137	—	137	—	10,322	—	10,322
Kezar Life Sciences, Inc.*	—	2,082	—	2,082	—	8,349	—	8,349
Kiniksa Pharmaceuticals Ltd., Class A*	—	143	—	143	—	1,582	—	1,582
Ligand Pharmaceuticals, Inc.*	—	2,015	—	2,015	—	210,144	—	210,144
Lineage Cell Therapeutics, Inc.*(x)	—	15,478	—	15,478	—	13,775	—	13,775
MacroGenics, Inc.*	—	3,641	—	3,641	—	39,614	—	39,614
Medicines Co. (The)*(x)	—	7,092	—	7,092	—	602,395	—	602,395
Mersana Therapeutics, Inc.*	—	5,129	—	5,129	—	29,389	—	29,389
Minerva Neurosciences, Inc.*	—	826	—	826	—	5,873	—	5,873
Molecular Templates, Inc.*	—	898	—	898	—	12,559	—	12,559
Morphic Holding, Inc.*(x)	—	237	—	237	—	4,067	—	4,067
Myriad Genetics, Inc.*	—	8,804	—	8,804	—	239,733	—	239,733
Neon Therapeutics, Inc.*(x)	—	2,002	—	2,002	—	2,362	—	2,362
NextCure, Inc.*(x)	—	98	—	98	—	5,520	—	5,520
Novavax, Inc.*(x)	—	2,240	—	2,240	—	8,915	—	8,915
OPKO Health, Inc.*(x)	—	53,928	—	53,928	—	79,274	—	79,274
Oyster Point Pharma, Inc.*	—	176	—	176	—	4,301	—	4,301
PDL BioPharma, Inc.*	—	15,429	—	15,429	—	50,067	—	50,067
PolarityTE, Inc.*(x)	—	1,993	—	1,993	—	5,182	—	5,182
Prevail Therapeutics, Inc.*	—	181	—	181	—	2,865	—	2,865
Principia Biopharma, Inc.*	—	139	—	139	—	7,614	—	7,614
Protagonist Therapeutics, Inc.*	—	804	—	804	—	5,668	—	5,668
Prothena Corp. plc*	—	5,559	—	5,559	—	87,999	—	87,999
Rigel Pharmaceuticals, Inc.*	—	2,349	—	2,349	—	5,027	—	5,027
Sangamo Therapeutics, Inc.*	—	4,836	—	4,836	—	40,477	—	40,477

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Solid Biosciences, Inc.*(x)	—	2,375	—	2,375	—	10,569	—	10,569
Spectrum Pharmaceuticals, Inc.*	—	1,210	—	1,210	—	4,404	—	4,404
Spero Therapeutics, Inc.*	—	1,392	—	1,392	—	13,384	—	13,384
SpringWorks Therapeutics, Inc.*	—	301	—	301	—	11,586	—	11,586
Stoke Therapeutics, Inc.*	—	279	—	279	—	7,901	—	7,901
Sutro Biopharma, Inc.*	—	1,254	—	1,254	—	13,794	—	13,794
Synlogic, Inc.*	—	2,319	—	2,319	—	5,983	—	5,983
Synthorx, Inc.*	—	140	—	140	—	9,785	—	9,785
TCR2 Therapeutics, Inc.*	—	1,537	—	1,537	—	21,948	—	21,948
TG Therapeutics, Inc.*(x)	—	1,165	—	1,165	—	12,932	—	12,932
Turning Point Therapeutics, Inc.*	—	194	—	194	—	12,084	—	12,084
UNITY Biotechnology, Inc.*(x)	—	1,111	—	1,111	—	8,010	—	8,010
VBI Vaccines, Inc.*(x)	—	2,333	—	2,333	—	3,220	—	3,220
Viela Bio, Inc.*	—	152	—	152	—	4,127	—	4,127
Viking Therapeutics, Inc.*(x)	—	8,195	—	8,195	—	65,724	—	65,724
Vir Biotechnology, Inc.*(x)	—	229	—	229	—	2,880	—	2,880

					—	3,264,903	—	3,264,903

Health Care Equipment & Supplies (0.2%)
Alphatec Holdings, Inc.*	—	642	—	642	—	4,555	—	4,555
AngioDynamics, Inc.*	—	5,123	—	5,123	—	82,019	—	82,019
Apyx Medical Corp.*	—	4,140	—	4,140	—	35,024	—	35,024
Avanos Medical, Inc.*	—	6,638	—	6,638	—	223,701	—	223,701
Cerus Corp.*	—	2,284	—	2,284	—	9,639	—	9,639
ElectroCore, Inc.*(x)	—	1,807	—	1,807	—	2,873	—	2,873
Integer Holdings Corp.*	—	1,213	—	1,213	—	97,562	—	97,562
Invacare Corp.	—	4,644	—	4,644	—	41,889	—	41,889
LeMaitre Vascular, Inc.	—	324	—	324	—	11,648	—	11,648
LivaNova plc*	—	1,435	—	1,435	—	108,242	—	108,242
Meridian Bioscience, Inc.	—	5,347	—	5,347	—	52,240	—	52,240
OraSure Technologies, Inc.*	—	8,819	—	8,819	—	70,817	—	70,817
Orthofix Medical, Inc.*	—	638	—	638	—	29,463	—	29,463
Rockwell Medical, Inc.*(x)	—	717	—	717	—	1,749	—	1,749
RTI Surgical Holdings, Inc.*	—	8,077	—	8,077	—	22,131	—	22,131
SeaSpine Holdings Corp.*	—	2,326	—	2,326	—	27,935	—	27,935
Sientra, Inc.*	—	814	—	814	—	7,277	—	7,277
TransEnterix, Inc.*(x)	—	619	—	619	—	910	—	910
TransMedics Group, Inc.*(x)	—	273	—	273	—	5,190	—	5,190
Utah Medical Products, Inc.	—	80	—	80	—	8,632	—	8,632
Varex Imaging Corp.*	—	2,983	—	2,983	—	88,923	—	88,923

					—	932,419	—	932,419

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Health Care Providers & Services (0.3%)
American Renal Associates Holdings, Inc.*	—	1,521	—	1,521	—	15,773	—	15,773
Brookdale Senior Living, Inc.*	—	25,916	—	25,916	—	188,409	—	188,409
Community Health Systems, Inc.*	—	11,961	—	11,961	—	34,687	—	34,687
Cross Country Healthcare, Inc.*	—	4,176	—	4,176	—	48,525	—	48,525
Diplomat Pharmacy, Inc.*	—	8,274	—	8,274	—	33,096	—	33,096
Enzo Biochem, Inc.*	—	6,326	—	6,326	—	16,637	—	16,637
Exagen, Inc.*(x)	—	155	—	155	—	3,937	—	3,937
Hanger, Inc.*	—	4,253	—	4,253	—	117,425	—	117,425
Magellan Health, Inc.*	—	1,356	—	1,356	—	106,107	—	106,107
National HealthCare Corp.	—	1,699	—	1,699	—	146,845	—	146,845
Option Care Health, Inc.*	—	15,168	—	15,168	—	56,577	—	56,577
Owens & Minor, Inc.	—	8,489	—	8,489	—	43,888	—	43,888
Patterson Cos., Inc.	—	11,729	—	11,729	—	240,210	—	240,210
Progyny, Inc.*	—	894	—	894	—	24,540	—	24,540
Surgery Partners, Inc.*	—	3,102	—	3,102	—	48,562	—	48,562
Tenet Healthcare Corp.*	—	958	—	958	—	36,433	—	36,433
Tivity Health, Inc.*	—	6,682	—	6,682	—	135,945	—	135,945
Triple-S Management Corp., Class B*	—	3,208	—	3,208	—	59,316	—	59,316

					—	1,356,912	—	1,356,912

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	—	22,692	—	22,692	—	222,722	—	222,722
Computer Programs & Systems, Inc.	—	1,754	—	1,754	—	46,306	—	46,306
Evolent Health, Inc., Class A*	—	8,110	—	8,110	—	73,395	—	73,395
Health Catalyst, Inc.*(x)	—	135	—	135	—	4,685	—	4,685
HealthStream, Inc.*	—	2,265	—	2,265	—	61,608	—	61,608
Livongo Health, Inc.*(x)	—	272	—	272	—	6,816	—	6,816
Phreesia, Inc.*	—	182	—	182	—	4,848	—	4,848

					—	420,380	—	420,380

Life Sciences Tools & Services (0.1%)
Luminex Corp.	—	5,853	—	5,853	—	135,555	—	135,555
NanoString Technologies, Inc.*	—	445	—	445	—	12,380	—	12,380
Pacific Biosciences of California, Inc.*	—	1,808	—	1,808	—	9,293	—	9,293
Personalis, Inc.*	—	265	—	265	—	2,889	—	2,889
Syneos Health, Inc.*	—	8,098	—	8,098	—	481,629	—	481,629

					—	641,746	—	641,746

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Pharmaceuticals (0.3%)
AcelRx Pharmaceuticals, Inc.*(x)	—	7,433	—	7,433	—	15,684	—	15,684
Aclaris Therapeutics, Inc.*(x)	—	4,392	—	4,392	—	8,301	—	8,301
Akorn, Inc.*	—	11,085	—	11,085	—	16,627	—	16,627
Assertio Therapeutics, Inc.*	—	9,262	—	9,262	—	11,577	—	11,577
Cara Therapeutics, Inc.*(x)	—	700	—	700	—	11,277	—	11,277
cbdMD, Inc.*(x)	—	1,342	—	1,342	—	3,033	—	3,033
Eloxx Pharmaceuticals, Inc.*(x)	—	370	—	370	—	2,723	—	2,723
Endo International plc*	—	29,852	—	29,852	—	140,006	—	140,006
EyePoint Pharmaceuticals, Inc.*(x)	—	2,961	—	2,961	—	4,589	—	4,589
Intra-Cellular Therapies, Inc.*(x)	—	3,151	—	3,151	—	108,111	—	108,111
Kala Pharmaceuticals, Inc.*(x)	—	1,512	—	1,512	—	5,579	—	5,579
Lannett Co., Inc.*(x)	—	4,513	—	4,513	—	39,805	—	39,805
Mallinckrodt plc*(x)	—	12,137	—	12,137	—	42,358	—	42,358
Menlo Therapeutics, Inc.*	—	2,198	—	2,198	—	10,199	—	10,199
NGM Biopharmaceuticals, Inc.*(x)	—	164	—	164	—	3,032	—	3,032
Osmotica Pharmaceuticals plc*(x)	—	1,127	—	1,127	—	7,878	—	7,878
Phathom Pharmaceuticals, Inc.*	—	307	—	307	—	9,560	—	9,560
Phibro Animal Health Corp., Class A	—	142	—	142	—	3,526	—	3,526
Prestige Consumer Healthcare, Inc.*	—	7,075	—	7,075	—	286,537	—	286,537
Reata Pharmaceuticals, Inc., Class A*	—	1,818	—	1,818	—	371,654	—	371,654
resTORbio, Inc.*(x)	—	1,996	—	1,996	—	2,974	—	2,974
Revance Therapeutics, Inc.*	—	1,028	—	1,028	—	16,684	—	16,684
Satsuma Pharmaceuticals, Inc.*	—	182	—	182	—	3,582	—	3,582
Strongbridge Biopharma plc*	—	5,185	—	5,185	—	10,837	—	10,837
TherapeuticsMD, Inc.*(x)	—	2,921	—	2,921	—	7,069	—	7,069
Verrica Pharmaceuticals, Inc.*	—	1,076	—	1,076	—	17,098	—	17,098
WaVe Life Sciences Ltd.*(x)	—	680	—	680	—	5,450	—	5,450
Xeris Pharmaceuticals, Inc.*	—	213	—	213	—	1,502	—	1,502

					—	1,167,252	—	1,167,252

Total Health Care					—	7,783,612	—	7,783,612

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Industrials (7.4%)
Aerospace & Defense (0.3%)
AAR Corp.	—	4,663	—	4,663	—	210,301	—	210,301
Aerojet Rocketdyne Holdings, Inc.*	—	3,055	—	3,055	—	139,491	—	139,491
Cubic Corp.	—	3,695	—	3,695	—	234,891	—	234,891
Ducommun, Inc.*	—	1,267	—	1,267	—	64,022	—	64,022
Maxar Technologies, Inc.	—	8,266	—	8,266	—	129,528	—	129,528
Moog, Inc., Class A	—	593	—	593	—	50,601	—	50,601
National Presto Industries, Inc.	—	629	—	629	—	55,597	—	55,597
Park Aerospace Corp.	—	2,703	—	2,703	—	43,978	—	43,978
Triumph Group, Inc.	—	5,264	—	5,264	—	133,021	—	133,021
Vectrus, Inc.*	—	1,588	—	1,588	—	81,401	—	81,401
Wesco Aircraft Holdings, Inc.*	—	5,393	—	5,393	—	59,431	—	59,431

					—	1,202,262	—	1,202,262

Air Freight & Logistics (0.1%)
Atlas Air Worldwide Holdings, Inc.*	—	3,255	—	3,255	—	89,740	—	89,740
Echo Global Logistics, Inc.*	—	3,742	—	3,742	—	77,460	—	77,460
Hub Group, Inc., Class A*	—	4,518	—	4,518	—	231,728	—	231,728

					—	398,928	—	398,928

Airlines (0.2%)
Hawaiian Holdings, Inc.	—	6,479	—	6,479	—	189,770	—	189,770
Mesa Air Group, Inc.*	—	1,666	—	1,666	—	14,894	—	14,894
SkyWest, Inc.	—	6,918	—	6,918	—	447,110	—	447,110
Spirit Airlines, Inc.*	—	2,035	—	2,035	—	82,031	—	82,031

					—	733,805	—	733,805

Building Products (0.2%)
Apogee Enterprises, Inc.	—	559	—	559	—	18,167	—	18,167
Armstrong Flooring, Inc.*	—	2,226	—	2,226	—	9,505	—	9,505
Builders FirstSource, Inc.*	—	1,113	—	1,113	—	28,281	—	28,281
Caesarstone Ltd.	—	3,247	—	3,247	—	48,932	—	48,932
Continental Building Products, Inc.*	—	2,518	—	2,518	—	91,731	—	91,731
Cornerstone Building Brands, Inc.*	—	6,613	—	6,613	—	56,277	—	56,277
Gibraltar Industries, Inc.*	—	4,508	—	4,508	—	227,384	—	227,384
Griffon Corp.	—	5,112	—	5,112	—	103,927	—	103,927
Insteel Industries, Inc.	—	2,532	—	2,532	—	54,413	—	54,413
JELD-WEN Holding, Inc.*	—	1,052	—	1,052	—	24,627	—	24,627
Masonite International Corp.*	—	175	—	175	—	12,637	—	12,637
Patrick Industries, Inc.	—	1,086	—	1,086	—	56,939	—	56,939
PGT Innovations, Inc.*	—	4,064	—	4,064	—	60,594	—	60,594
Quanex Building Products Corp.	—	4,632	—	4,632	—	79,115	—	79,115

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Universal Forest Products, Inc.	—	972	—	972	—	46,364	—	46,364

					—	918,893	—	918,893

Commercial Services & Supplies (1.6%)
ABM Industries, Inc.	—	9,317	—	9,317	—	351,344	—	351,344
ACCO Brands Corp.	—	13,474	—	13,474	—	126,117	—	126,117
Advanced Disposal Services, Inc.*	—	646	—	646	—	21,234	—	21,234
Brady Corp., Class A	—	1,201	—	1,201	—	68,769	—	68,769
BrightView Holdings, Inc.*	—	4,379	—	4,379	—	73,874	—	73,874
CECO Environmental Corp.*	—	4,137	—	4,137	—	31,689	—	31,689
Charah Solutions, Inc.*	—	1,361	—	1,361	—	3,321	—	3,321
Civeo Corp.*	—	3,608,000	—	3,608,000	—	4,654,320	—	4,654,320
CompX International, Inc.	—	265	—	265	—	3,866	—	3,866
Deluxe Corp.	—	5,562	—	5,562	—	277,655	—	277,655
Ennis, Inc.	—	3,478	—	3,478	—	75,299	—	75,299
Heritage-Crystal Clean, Inc.*	—	637	—	637	—	19,983	—	19,983
HNI Corp.	—	1,290	—	1,290	—	48,323	—	48,323
Interface, Inc.	—	756	—	756	—	12,542	—	12,542
Kimball International, Inc., Class B	—	663	—	663	—	13,704	—	13,704
Knoll, Inc.	—	389	—	389	—	9,826	—	9,826
Matthews International Corp., Class A	—	4,279	—	4,279	—	163,329	—	163,329
McGrath RentCorp	—	1,087	—	1,087	—	83,199	—	83,199
Mobile Mini, Inc.	—	4,122	—	4,122	—	156,265	—	156,265
NL Industries, Inc.*	—	1,334	—	1,334	—	5,216	—	5,216
PICO Holdings, Inc.*	—	2,626	—	2,626	—	29,201	—	29,201
Pitney Bowes, Inc.	—	11,694	—	11,694	—	47,127	—	47,127
Quad/Graphics, Inc.	—	4,688	—	4,688	—	21,893	—	21,893
RR Donnelley & Sons Co.	—	9,926	—	9,926	—	39,208	—	39,208
SP Plus Corp.*	—	3,207	—	3,207	—	136,073	—	136,073
Steelcase, Inc., Class A	—	9,282	—	9,282	—	189,910	—	189,910
Team, Inc.*	—	4,120	—	4,120	—	65,796	—	65,796
UniFirst Corp.	—	2,123	—	2,123	—	428,804	—	428,804
VSE Corp.	—	1,165	—	1,165	—	44,317	—	44,317

					—	7,202,204	—	7,202,204

Construction & Engineering (0.2%)
Aegion Corp.*	—	4,224	—	4,224	—	94,491	—	94,491
Ameresco, Inc., Class A*	—	3,137	—	3,137	—	54,897	—	54,897
Arcosa, Inc.	—	6,807	—	6,807	—	303,252	—	303,252
Argan, Inc.	—	318	—	318	—	12,764	—	12,764
Concrete Pumping Holdings, Inc.*	—	2,097	—	2,097	—	11,471	—	11,471
Construction Partners, Inc., Class A*	—	1,501	—	1,501	—	25,322	—	25,322
Dycom Industries, Inc.*	—	885	—	885	—	41,728	—	41,728
EMCOR Group, Inc.	—	1,948	—	1,948	—	168,112	—	168,112
Granite Construction, Inc.	—	5,610	—	5,610	—	155,229	—	155,229

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Great Lakes Dredge & Dock Corp.*	—	1,008	—	1,008	—	11,421	—	11,421
IES Holdings, Inc.*	—	672	—	672	—	17,243	—	17,243
Northwest Pipe Co.*	—	1,325	—	1,325	—	44,136	—	44,136
Primoris Services Corp.	—	1,939	—	1,939	—	43,123	—	43,123
Sterling Construction Co., Inc.*	—	2,775	—	2,775	—	39,072	—	39,072
Tutor Perini Corp.*	—	5,510	—	5,510	—	70,859	—	70,859
WillScot Corp.*	—	2,346	—	2,346	—	43,377	—	43,377

					—	1,136,497	—	1,136,497

Electrical Equipment (0.1%)
American Superconductor Corp.*(x)	—	2,184	—	2,184	—	17,144	—	17,144
AZZ, Inc.	—	2,536	—	2,536	—	116,529	—	116,529
Bloom Energy Corp., Class A*(x)	—	7,627	—	7,627	—	56,974	—	56,974
Encore Wire Corp.	—	2,847	—	2,847	—	163,418	—	163,418
EnerSys	—	2,089	—	2,089	—	156,320	—	156,320
Powell Industries, Inc.	—	1,245	—	1,245	—	60,993	—	60,993
Preformed Line Products Co.	—	438	—	438	—	26,433	—	26,433
Thermon Group Holdings, Inc.*	—	3,279	—	3,279	—	87,877	—	87,877

					—	685,688	—	685,688

Machinery (1.5%)
Actuant Corp., Class A	—	3,926	—	3,926	—	102,194	—	102,194
Alamo Group, Inc.	—	177	—	177	—	22,222	—	22,222
Altra Industrial Motion Corp.	—	9,058	—	9,058	—	327,990	—	327,990
Astec Industries, Inc.	—	3,111	—	3,111	—	130,662	—	130,662
Barnes Group, Inc.	—	5,812	—	5,812	—	360,112	—	360,112
Blue Bird Corp.*	—	1,099	—	1,099	—	25,189	—	25,189
Briggs & Stratton Corp.	—	5,997	—	5,997	—	39,940	—	39,940
CIRCOR International, Inc.*	—	2,736	—	2,736	—	126,513	—	126,513
Colfax Corp.*	—	58,000	—	58,000	—	2,110,040	—	2,110,040
Columbus McKinnon Corp.	—	1,288	—	1,288	—	51,559	—	51,559
Commercial Vehicle Group, Inc.*	—	4,361	—	4,361	—	27,692	—	27,692
Eastern Co. (The)	—	748	—	748	—	22,836	—	22,836
EnPro Industries, Inc.	—	2,606	—	2,606	—	174,289	—	174,289
ESCO Technologies, Inc.	—	222	—	222	—	20,535	—	20,535
Federal Signal Corp.	—	464	—	464	—	14,964	—	14,964
Franklin Electric Co., Inc.	—	368	—	368	—	21,094	—	21,094
Gencor Industries, Inc.*	—	1,103	—	1,103	—	12,872	—	12,872
Gorman-Rupp Co. (The)	—	1,953	—	1,953	—	73,238	—	73,238
Graham Corp.	—	1,304	—	1,304	—	28,532	—	28,532
Greenbrier Cos., Inc. (The)	—	4,454	—	4,454	—	144,443	—	144,443
Hillenbrand, Inc.	—	4,380	—	4,380	—	145,898	—	145,898
Hurco Cos., Inc.	—	900	—	900	—	34,524	—	34,524
Hyster-Yale Materials Handling, Inc.	—	1,419	—	1,419	—	83,664	—	83,664
Kennametal, Inc.	—	11,542	—	11,542	—	425,784	—	425,784
LB Foster Co., Class A*	—	1,365	—	1,365	—	26,454	—	26,454

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Lindsay Corp.	—	983	—	983	—	94,358	—	94,358
Luxfer Holdings plc	—	289	—	289	—	5,349	—	5,349
Lydall, Inc.*	—	2,458	—	2,458	—	50,438	—	50,438
Manitowoc Co., Inc. (The)*	—	4,839	—	4,839	—	84,683	—	84,683
Meritor, Inc.*	—	1,758	—	1,758	—	46,042	—	46,042
Miller Industries, Inc.	—	1,429	—	1,429	—	53,059	—	53,059
Mueller Industries, Inc.	—	3,491	—	3,491	—	110,839	—	110,839
Mueller Water Products, Inc., Class A	—	8,782	—	8,782	—	105,208	—	105,208
Navistar International Corp.*	—	6,986	—	6,986	—	202,175	—	202,175
NN, Inc.	—	5,810	—	5,810	—	53,743	—	53,743
Park-Ohio Holdings Corp.	—	1,216	—	1,216	—	40,918	—	40,918
REV Group, Inc.	—	3,290	—	3,290	—	40,237	—	40,237
Rexnord Corp.*	—	13,403	—	13,403	—	437,206	—	437,206
Spartan Motors, Inc.	—	1,303	—	1,303	—	23,558	—	23,558
SPX Corp.*	—	1,134	—	1,134	—	57,698	—	57,698
SPX FLOW, Inc.*	—	5,877	—	5,877	—	287,209	—	287,209
Standex International Corp.	—	1,718	—	1,718	—	136,323	—	136,323
Terex Corp.	—	2,173	—	2,173	—	64,712	—	64,712
Titan International, Inc.	—	7,144	—	7,144	—	25,861	—	25,861
TriMas Corp.*	—	6,290	—	6,290	—	197,569	—	197,569
Twin Disc, Inc.*	—	1,458	—	1,458	—	16,067	—	16,067
Wabash National Corp.	—	7,442	—	7,442	—	109,323	—	109,323
Watts Water Technologies, Inc., Class A	—	1,692	—	1,692	—	168,794	—	168,794

					—	6,964,609	—	6,964,609

Marine (1.9%)
Clarkson plc	—	125,259	—	125,259	—	5,019,022	—	5,019,022
Costamare, Inc.	—	7,086	—	7,086	—	67,529	—	67,529
Eagle Bulk Shipping, Inc.*	—	6,430	—	6,430	—	29,578	—	29,578
Genco Shipping & Trading Ltd.	—	2,182	—	2,182	—	23,173	—	23,173
Matson, Inc.	—	5,954	—	5,954	—	242,923	—	242,923
Safe Bulkers, Inc.*	—	8,035	—	8,035	—	13,659	—	13,659
Scorpio Bulkers, Inc.	—	6,410	—	6,410	—	40,832	—	40,832
Stolt-Nielsen Ltd.(x)	—	245,000	—	245,000	—	3,181,347	—	3,181,347

					—	8,618,063	—	8,618,063

Professional Services (0.3%)
Acacia Research Corp.*	—	6,824	—	6,824	—	18,152	—	18,152
ASGN, Inc.*	—	882	—	882	—	62,596	—	62,596
BG Staffing, Inc.	—	800	—	800	—	17,512	—	17,512
CBIZ, Inc.*	—	7,225	—	7,225	—	194,786	—	194,786
CRA International, Inc.	—	775	—	775	—	42,214	—	42,214
FTI Consulting, Inc.*	—	4,752	—	4,752	—	525,856	—	525,856
GP Strategies Corp.*	—	1,822	—	1,822	—	24,105	—	24,105
Heidrick & Struggles International, Inc.	—	2,301	—	2,301	—	74,783	—	74,783
Huron Consulting Group, Inc.*	—	2,764	—	2,764	—	189,942	—	189,942
ICF International, Inc.	—	963	—	963	—	88,230	—	88,230
InnerWorkings, Inc.*	—	6,439	—	6,439	—	35,479	—	35,479
Kelly Services, Inc., Class A	—	4,595	—	4,595	—	103,755	—	103,755

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Mistras Group, Inc.*	—	2,184	—	2,184	—	31,166	—	31,166
Resources Connection, Inc.	—	2,885	—	2,885	—	47,112	—	47,112
TrueBlue, Inc.*	—	5,419	—	5,419	—	130,381	—	130,381

					—	1,586,069	—	1,586,069

Road & Rail (0.2%)
ArcBest Corp.	—	3,475	—	3,475	—	95,910	—	95,910
Covenant Transportation Group, Inc., Class A*	—	1,787	—	1,787	—	23,097	—	23,097
Daseke, Inc.*(x)	—	6,806	—	6,806	—	21,507	—	21,507
Heartland Express, Inc.	—	6,031	—	6,031	—	126,953	—	126,953
Hertz Global Holdings, Inc.*	—	14,309	—	14,309	—	225,367	—	225,367
Marten Transport Ltd.	—	5,431	—	5,431	—	116,712	—	116,712
PAM Transportation Services, Inc.*	—	74	—	74	—	4,271	—	4,271
Roadrunner Transportation Systems, Inc.*(x)	—	506	—	506	—	4,660	—	4,660
Saia, Inc.*	—	1,470	—	1,470	—	136,886	—	136,886
US Xpress Enterprises, Inc., Class A*	—	3,159	—	3,159	—	15,890	—	15,890
Werner Enterprises, Inc.	—	6,398	—	6,398	—	232,823	—	232,823
YRC Worldwide, Inc.*(x)	—	4,822	—	4,822	—	12,296	—	12,296

					—	1,016,372	—	1,016,372

Trading Companies & Distributors (0.6%)
Aircastle Ltd.	—	7,348	—	7,348	—	235,209	—	235,209
Beacon Roofing Supply, Inc.*	—	7,760	—	7,760	—	248,165	—	248,165
BlueLinx Holdings, Inc.*(x)	—	1,284	—	1,284	—	18,297	—	18,297
BMC Stock Holdings, Inc.*	—	9,329	—	9,329	—	267,649	—	267,649
CAI International, Inc.*	—	2,304	—	2,304	—	66,770	—	66,770
DXP Enterprises, Inc.*	—	2,258	—	2,258	—	89,891	—	89,891
Foundation Building Materials, Inc.*	—	2,015	—	2,015	—	38,990	—	38,990
GATX Corp.	—	4,913	—	4,913	—	407,042	—	407,042
General Finance Corp.*	—	932	—	932	—	10,317	—	10,317
GMS, Inc.*	—	3,097	—	3,097	—	83,867	—	83,867
H&E Equipment Services, Inc.	—	963	—	963	—	32,193	—	32,193
Herc Holdings, Inc.*	—	3,122	—	3,122	—	152,791	—	152,791
Kaman Corp.	—	3,308	—	3,308	—	218,063	—	218,063
MRC Global, Inc.*	—	10,097	—	10,097	—	137,723	—	137,723
NOW, Inc.*	—	15,153	—	15,153	—	170,320	—	170,320
Rush Enterprises, Inc., Class A	—	3,811	—	3,811	—	177,212	—	177,212
Rush Enterprises, Inc., Class B	—	626	—	626	—	28,608	—	28,608
Systemax, Inc.	—	466	—	466	—	11,725	—	11,725
Textainer Group Holdings Ltd.*	—	6,450	—	6,450	—	69,079	—	69,079
Titan Machinery, Inc.*	—	2,610	—	2,610	—	38,576	—	38,576
Triton International Ltd.	—	7,608	—	7,608	—	305,842	—	305,842

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Veritiv Corp.*	—	1,865	—	1,865	—	36,684	—	36,684
Willis Lease Finance Corp.*	—	413	—	413	—	24,330	—	24,330

					—	2,869,343	—	2,869,343

Transportation Infrastructure (0.1%)
Braemar Shipping Services plc	—	190,858	—	190,858	—	544,807	—	544,807

Total Industrials					—	33,877,540	—	33,877,540

Information Technology (4.7%)
Communications Equipment (0.7%)
ADTRAN, Inc.	—	6,579	—	6,579	—	65,066	—	65,066
Applied Optoelectronics, Inc.*(x)	—	2,752	—	2,752	—	32,694	—	32,694
CalAmp Corp.*	—	4,721	—	4,721	—	45,227	—	45,227
Calix, Inc.*	—	3,249	—	3,249	—	25,992	—	25,992
Casa Systems, Inc.*	—	459	—	459	—	1,877	—	1,877
Comtech Telecommunications Corp.	—	3,283	—	3,283	—	116,514	—	116,514
DASAN Zhone Solutions, Inc.*	—	68	—	68	—	602	—	602
Digi International, Inc.*	—	3,870	—	3,870	—	68,576	—	68,576
EchoStar Corp., Class A*	—	27,000	—	27,000	—	1,169,370	—	1,169,370
Harmonic, Inc.*	—	12,316	—	12,316	—	96,065	—	96,065
Infinera Corp.*	—	25,123	—	25,123	—	199,477	—	199,477
Inseego Corp.*(x)	—	6,373	—	6,373	—	46,714	—	46,714
KVH Industries, Inc.*	—	2,305	—	2,305	—	25,655	—	25,655
Lumentum Holdings, Inc.*	—	10,858	—	10,858	—	861,039	—	861,039
NETGEAR, Inc.*	—	4,162	—	4,162	—	102,011	—	102,011
NetScout Systems, Inc.*	—	10,049	—	10,049	—	241,879	—	241,879
Ribbon Communications, Inc.*	—	8,585	—	8,585	—	26,614	—	26,614
TESSCO Technologies, Inc.	—	880	—	880	—	9,874	—	9,874

					—	3,135,246	—	3,135,246

Electronic Equipment, Instruments & Components (1.0%)
Anixter International, Inc.*	—	4,279	—	4,279	—	394,096	—	394,096
Arlo Technologies, Inc.*	—	10,650	—	10,650	—	44,836	—	44,836
AVX Corp.	—	6,534	—	6,534	—	133,751	—	133,751
Bel Fuse, Inc., Class B	—	1,430	—	1,430	—	29,315	—	29,315
Belden, Inc.	—	5,489	—	5,489	—	301,895	—	301,895
Benchmark Electronics, Inc.	—	5,167	—	5,167	—	177,538	—	177,538
CTS Corp.	—	4,560	—	4,560	—	136,846	—	136,846
Daktronics, Inc.	—	5,300	—	5,300	—	32,277	—	32,277
ePlus, Inc.*	—	237	—	237	—	19,977	—	19,977
Fabrinet*	—	431	—	431	—	27,946	—	27,946

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
FARO Technologies, Inc.*	—	144	—	144	—	7,250	—	7,250
Fitbit, Inc., Class A*	—	24,852	—	24,852	—	163,278	—	163,278
II-VI, Inc.*	—	4,464	—	4,464	—	150,303	—	150,303
Insight Enterprises, Inc.*	—	3,102	—	3,102	—	218,039	—	218,039
KEMET Corp.	—	7,941	—	7,941	—	214,804	—	214,804
Kimball Electronics, Inc.*	—	3,199	—	3,199	—	56,142	—	56,142
Knowles Corp.*	—	11,425	—	11,425	—	241,639	—	241,639
Methode Electronics, Inc.	—	5,139	—	5,139	—	202,220	—	202,220
MTS Systems Corp.	—	1,674	—	1,674	—	80,402	—	80,402
PC Connection, Inc.	—	1,577	—	1,577	—	78,314	—	78,314
Plexus Corp.*	—	3,504	—	3,504	—	269,598	—	269,598
Sanmina Corp.*	—	7,378	—	7,378	—	252,623	—	252,623
ScanSource, Inc.*	—	3,537	—	3,537	—	130,692	—	130,692
Tech Data Corp.*	—	4,981	—	4,981	—	715,272	—	715,272
TTM Technologies, Inc.*	—	13,950	—	13,950	—	209,947	—	209,947
Vishay Intertechnology, Inc.	—	18,658	—	18,658	—	397,229	—	397,229
Vishay Precision Group, Inc.*	—	402	—	402	—	13,668	—	13,668

					—	4,699,897	—	4,699,897

IT Services (1.9%)
CACI International, Inc., Class A*	—	25,000	—	25,000	—	6,249,750	—	6,249,750
Cardtronics plc, Class A*	—	995	—	995	—	44,427	—	44,427
Conduent, Inc.*	—	24,158	—	24,158	—	149,780	—	149,780
Exela Technologies, Inc.*(x)	—	1,423	—	1,423	—	580	—	580
Hackett Group, Inc. (The)	—	311	—	311	—	5,020	—	5,020
Information Services Group, Inc.*	—	4,730	—	4,730	—	11,967	—	11,967
KBR, Inc.	—	19,883	—	19,883	—	606,432	—	606,432
Limelight Networks, Inc.*	—	9,581	—	9,581	—	39,090	—	39,090
LiveRamp Holdings, Inc.*	—	9,399	—	9,399	—	451,810	—	451,810
ManTech International Corp., Class A	—	3,749	—	3,749	—	299,470	—	299,470
Perspecta, Inc.	—	18,230	—	18,230	—	482,001	—	482,001
StarTek, Inc.*	—	2,305	—	2,305	—	18,394	—	18,394
Sykes Enterprises, Inc.*	—	5,359	—	5,359	—	198,229	—	198,229
Unisys Corp.*	—	2,234	—	2,234	—	26,495	—	26,495

					—	8,583,445	—	8,583,445

Semiconductors & Semiconductor Equipment (0.8%)
Adesto Technologies Corp.*	—	521	—	521	—	4,428	—	4,428
Alpha & Omega Semiconductor Ltd.*	—	2,891	—	2,891	—	39,375	—	39,375
Ambarella, Inc.*	—	2,657	—	2,657	—	160,908	—	160,908
Amkor Technology, Inc.*	—	13,684	—	13,684	—	177,892	—	177,892
Axcelis Technologies, Inc.*	—	4,503	—	4,503	—	108,500	—	108,500

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
AXT, Inc.*	—	5,582	—	5,582	—	24,282	—	24,282
Brooks Automation, Inc.	—	1,329	—	1,329	—	55,765	—	55,765
CEVA, Inc.*	—	265	—	265	—	7,144	—	7,144
Cirrus Logic, Inc.*	—	8,171	—	8,171	—	673,372	—	673,372
Cohu, Inc.	—	5,605	—	5,605	—	128,074	—	128,074
Diodes, Inc.*	—	4,407	—	4,407	—	248,423	—	248,423
DSP Group, Inc.*	—	2,037	—	2,037	—	32,062	—	32,062
FormFactor, Inc.*	—	9,840	—	9,840	—	255,545	—	255,545
GSI Technology, Inc.*	—	2,158	—	2,158	—	15,300	—	15,300
Ichor Holdings Ltd.*	—	2,396	—	2,396	—	79,715	—	79,715
MACOM Technology Solutions Holdings, Inc.*	—	6,471	—	6,471	—	172,129	—	172,129
NeoPhotonics Corp.*	—	5,555	—	5,555	—	48,995	—	48,995
NVE Corp.	—	53	—	53	—	3,784	—	3,784
Onto Innovation, Inc.*	—	5,201	—	5,201	—	190,045	—	190,045
PDF Solutions, Inc.*	—	3,592	—	3,592	—	60,669	—	60,669
Photronics, Inc.*	—	9,118	—	9,118	—	143,700	—	143,700
Rambus, Inc.*	—	15,494	—	15,494	—	213,430	—	213,430
Semtech Corp.*	—	735	—	735	—	38,881	—	38,881
SMART Global Holdings, Inc.*	—	1,892	—	1,892	—	71,782	—	71,782
SunPower Corp.*(x)	—	8,811	—	8,811	—	68,726	—	68,726
Synaptics, Inc.*	—	4,737	—	4,737	—	311,552	—	311,552
Ultra Clean Holdings, Inc.*	—	5,588	—	5,588	—	131,150	—	131,150
Veeco Instruments, Inc.*	—	6,677	—	6,677	—	98,052	—	98,052
Xperi Corp.	—	5,495	—	5,495	—	101,658	—	101,658

					—	3,665,338	—	3,665,338

Software (0.2%)
American Software, Inc., Class A	—	1,774	—	1,774	—	26,397	—	26,397
Avaya Holdings Corp.*	—	15,627	—	15,627	—	210,965	—	210,965
Cloudera, Inc.*(x)	—	31,596	—	31,596	—	367,461	—	367,461
Digimarc Corp.*(x)	—	82	—	82	—	2,752	—	2,752
GTY Technology Holdings, Inc.*(x)	—	5,535	—	5,535	—	32,601	—	32,601
Ideanomics, Inc.*	—	826	—	826	—	707	—	707
OneSpan, Inc.*	—	1,331	—	1,331	—	22,787	—	22,787
Ping Identity Holding Corp.*(x)	—	297	—	297	—	7,217	—	7,217
QAD, Inc., Class A	—	789	—	789	—	40,184	—	40,184
SecureWorks Corp., Class A*	—	1,071	—	1,071	—	17,843	—	17,843
Synchronoss Technologies, Inc.*(x)	—	5,491	—	5,491	—	26,082	—	26,082
Telenav, Inc.*	—	2,232	—	2,232	—	10,848	—	10,848
TiVo Corp.	—	17,409	—	17,409	—	147,628	—	147,628
Verint Systems, Inc.*	—	512	—	512	—	28,344	—	28,344

					—	941,816	—	941,816

Technology Hardware, Software & Peripherals (0.1%)
3D Systems Corp.*	—	16,030	—	16,030	—	140,263	—	140,263
Diebold Nixdorf, Inc.*	—	5,108	—	5,108	—	53,940	—	53,940

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Immersion Corp.*	—	4,474	—	4,474	—	33,242	—	33,242
Stratasys Ltd.*(x)	—	7,184	—	7,184	—	145,296	—	145,296

					—	372,741	—	372,741

Total Information Technology					—	21,398,483	—	21,398,483

Materials (1.7%)
Chemicals (0.5%)
Advanced Emissions Solutions, Inc.(x)	—	297	—	297	—	3,118	—	3,118
AdvanSix, Inc.*	—	3,906	—	3,906	—	77,964	—	77,964
American Vanguard Corp.	—	4,127	—	4,127	—	80,353	—	80,353
Amyris, Inc.*(x)	—	7,190	—	7,190	—	22,217	—	22,217
Ferro Corp.*	—	2,166	—	2,166	—	32,122	—	32,122
Flotek Industries, Inc.*	—	7,979	—	7,979	—	15,958	—	15,958
FutureFuel Corp.	—	3,563	—	3,563	—	44,145	—	44,145
Hawkins, Inc.	—	1,352	—	1,352	—	61,935	—	61,935
HB Fuller Co.	—	1,798	—	1,798	—	92,723	—	92,723
Innophos Holdings, Inc.	—	2,714	—	2,714	—	86,794	—	86,794
Innospec, Inc.	—	461	—	461	—	47,686	—	47,686
Intrepid Potash, Inc.*	—	13,859	—	13,859	—	37,558	—	37,558
Koppers Holdings, Inc.*	—	775	—	775	—	29,620	—	29,620
Kraton Corp.*	—	3,144	—	3,144	—	79,606	—	79,606
Kronos Worldwide, Inc.(x)	—	3,280	—	3,280	—	43,952	—	43,952
Livent Corp.*	—	20,562	—	20,562	—	175,805	—	175,805
LSB Industries, Inc.*	—	3,056	—	3,056	—	12,835	—	12,835
Minerals Technologies, Inc.	—	4,863	—	4,863	—	280,255	—	280,255
Orion Engineered Carbons SA	—	2,806	—	2,806	—	54,156	—	54,156
PolyOne Corp.	—	629	—	629	—	23,141	—	23,141
PQ Group Holdings, Inc.*	—	5,255	—	5,255	—	90,281	—	90,281
Rayonier Advanced Materials, Inc.	—	6,543	—	6,543	—	25,125	—	25,125
Sensient Technologies Corp.	—	2,791	—	2,791	—	184,457	—	184,457
Stepan Co.	—	2,548	—	2,548	—	261,017	—	261,017
Trecora Resources*	—	3,153	—	3,153	—	22,544	—	22,544
Tredegar Corp.	—	3,608	—	3,608	—	80,639	—	80,639
Trinseo SA	—	5,505	—	5,505	—	204,841	—	204,841
Tronox Holdings plc, Class A	—	7,012	—	7,012	—	80,077	—	80,077
Valhi, Inc.	—	4,208	—	4,208	—	7,869	—	7,869

					—	2,258,793	—	2,258,793

Construction Materials (0.1%)
Summit Materials, Inc., Class A*	—	12,852	—	12,852	—	307,163	—	307,163
United States Lime & Minerals, Inc.	—	278	—	278	—	25,103	—	25,103

					—	332,266	—	332,266

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Containers & Packaging (0.1%)
Greif, Inc., Class A	—	3,597	—	3,597	—	158,987	—	158,987
Greif, Inc., Class B	—	888	—	888	—	45,972	—	45,972
UFP Technologies, Inc.*	—	875	—	875	—	43,409	—	43,409

					—	248,368	—	248,368

Metals & Mining (0.8%)
AK Steel Holding Corp.*	—	24,921	—	24,921	—	81,990	—	81,990
Allegheny Technologies, Inc.*	—	17,580	—	17,580	—	363,203	—	363,203
Carpenter Technology Corp.	—	6,634	—	6,634	—	330,240	—	330,240
Century Aluminum Co.*	—	6,947	—	6,947	—	52,207	—	52,207
Cleveland-Cliffs, Inc.(x)	—	32,173	—	32,173	—	270,253	—	270,253
Coeur Mining, Inc.*	—	33,408	—	33,408	—	269,937	—	269,937
Commercial Metals Co.	—	16,519	—	16,519	—	367,878	—	367,878
Gold Resource Corp.	—	8,318	—	8,318	—	46,082	—	46,082
Haynes International, Inc.	—	1,779	—	1,779	—	63,653	—	63,653
Hecla Mining Co.	—	68,909	—	68,909	—	233,601	—	233,601
Kaiser Aluminum Corp.	—	1,077	—	1,077	—	119,428	—	119,428
Materion Corp.	—	1,674	—	1,674	—	99,519	—	99,519
Novagold Resources, Inc.*	—	9,759	—	9,759	—	87,441	—	87,441
Olympic Steel, Inc.	—	1,307	—	1,307	—	23,421	—	23,421
Ramaco Resources, Inc.*(x)	—	1,166	—	1,166	—	4,174	—	4,174
Ryerson Holding Corp.*	—	177	—	177	—	2,094	—	2,094
Sandstorm Gold Ltd.*	—	114,000	—	114,000	—	849,300	—	849,300
Schnitzer Steel Industries, Inc., Class A	—	3,532	—	3,532	—	76,574	—	76,574
SunCoke Energy, Inc.	—	10,211	—	10,211	—	63,615	—	63,615
Synalloy Corp.*	—	1,205	—	1,205	—	15,557	—	15,557
TimkenSteel Corp.*	—	5,541	—	5,541	—	43,552	—	43,552
Warrior Met Coal, Inc.	—	7,272	—	7,272	—	153,657	—	153,657
Wheaton Precious Metals Corp.	—	2,400	—	2,400	—	71,400	—	71,400
Worthington Industries, Inc.	—	4,248	—	4,248	—	179,181	—	179,181

					—	3,867,957	—	3,867,957

Paper & Forest Products (0.2%)
Boise Cascade Co.	—	4,184	—	4,184	—	152,842	—	152,842
Clearwater Paper Corp.*	—	2,197	—	2,197	—	46,928	—	46,928
Louisiana-Pacific Corp.	—	14,262	—	14,262	—	423,154	—	423,154
Neenah, Inc.	—	415	—	415	—	29,228	—	29,228
PH Glatfelter Co.	—	6,082	—	6,082	—	111,301	—	111,301
Schweitzer-Mauduit International, Inc.	—	4,358	—	4,358	—	182,992	—	182,992
Verso Corp., Class A*	—	4,566	—	4,566	—	82,325	—	82,325

					—	1,028,770	—	1,028,770

Total Materials					—	7,736,154	—	7,736,154

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Real Estate (7.7%)
Equity Real Estate Investment Trusts (REITs) (4.0%)
Acadia Realty Trust (REIT)	—	11,921	—	11,921	—	309,111	—	309,111
Agree Realty Corp. (REIT)	—	5,833	—	5,833	—	409,302	—	409,302
Alexander & Baldwin, Inc. (REIT)	—	9,508	—	9,508	—	199,288	—	199,288
American Finance Trust, Inc. (REIT)	—	14,140	—	14,140	—	187,496	—	187,496
Armada Hoffler Properties, Inc. (REIT)	—	5,298	—	5,298	—	97,218	—	97,218
Ashford Hospitality Trust, Inc. (REIT)	—	12,163	—	12,163	—	33,935	—	33,935
Braemar Hotels & Resorts, Inc. (REIT)	—	4,292	—	4,292	—	38,327	—	38,327
BRT Apartments Corp. (REIT)	—	1,481	—	1,481	—	25,132	—	25,132
CareTrust REIT, Inc. (REIT)	—	3,341	—	3,341	—	68,925	—	68,925
CatchMark Timber Trust, Inc., Class A (REIT)	—	6,691	—	6,691	—	76,746	—	76,746
CBL & Associates Properties, Inc. (REIT)(x)	—	22,852	—	22,852	—	23,995	—	23,995
Cedar Realty Trust, Inc. (REIT)	—	11,210	—	11,210	—	33,069	—	33,069
Chatham Lodging Trust (REIT)	—	6,382	—	6,382	—	117,046	—	117,046
CIM Commercial Trust Corp. (REIT)	—	186	—	186	—	2,697	—	2,697
City Office REIT, Inc. (REIT)	—	7,354	—	7,354	—	99,426	—	99,426
Community Healthcare Trust, Inc. (REIT)	—	1,088	—	1,088	—	46,632	—	46,632
CoreCivic, Inc. (REIT)	—	16,786	—	16,786	—	291,741	—	291,741
CorEnergy Infrastructure Trust, Inc. (REIT)(x)	—	1,824	—	1,824	—	81,551	—	81,551
CorePoint Lodging, Inc. (REIT)	—	5,592	—	5,592	—	59,722	—	59,722
DiamondRock Hospitality Co. (REIT)	—	28,329	—	28,329	—	313,885	—	313,885
Easterly Government Properties, Inc. (REIT)	—	8,189	—	8,189	—	194,325	—	194,325
Equity Commonwealth (REIT)	—	2,000	—	2,000	—	65,660	—	65,660
Equity LifeStyle Properties, Inc. (REIT)	—	37,800	—	37,800	—	2,660,742	—	2,660,742
Essential Properties Realty Trust, Inc. (REIT)	—	10,107	—	10,107	—	250,755	—	250,755
Farmland Partners, Inc. (REIT)(x)	—	4,128	—	4,128	—	27,988	—	27,988
First Industrial Realty Trust, Inc. (REIT)	—	14,128	—	14,128	—	586,453	—	586,453
Franklin Street Properties Corp. (REIT)	—	14,369	—	14,369	—	122,999	—	122,999
Front Yard Residential Corp. (REIT)	—	6,987	—	6,987	—	86,220	—	86,220

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Getty Realty Corp. (REIT)	—	4,685	—	4,685	—	153,996	—	153,996
Gladstone Commercial Corp. (REIT)	—	2,892	—	2,892	—	63,219	—	63,219
Gladstone Land Corp. (REIT)	—	2,510	—	2,510	—	32,555	—	32,555
Global Medical REIT, Inc. (REIT)	—	4,449	—	4,449	—	58,860	—	58,860
Global Net Lease, Inc. (REIT)	—	12,617	—	12,617	—	255,873	—	255,873
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	—	8,291	—	8,291	—	266,804	—	266,804
Healthcare Realty Trust, Inc. (REIT)	—	18,503	—	18,503	—	617,445	—	617,445
Hersha Hospitality Trust (REIT)	—	4,712	—	4,712	—	68,560	—	68,560
Independence Realty Trust, Inc. (REIT)	—	12,699	—	12,699	—	178,802	—	178,802
Industrial Logistics Properties Trust (REIT)	—	9,087	—	9,087	—	203,730	—	203,730
Investors Real Estate Trust (REIT)	—	1,649	—	1,649	—	119,552	—	119,552
iStar, Inc. (REIT)(x)	—	2,421	—	2,421	—	35,129	—	35,129
Jernigan Capital, Inc. (REIT)(x)	—	3,013	—	3,013	—	57,669	—	57,669
Kite Realty Group Trust (REIT)	—	11,702	—	11,702	—	228,540	—	228,540
Lexington Realty Trust (REIT)	—	33,901	—	33,901	—	360,029	—	360,029
LTC Properties, Inc. (REIT)	—	2,831	—	2,831	—	126,744	—	126,744
Mack-Cali Realty Corp. (REIT)	—	12,208	—	12,208	—	282,371	—	282,371
Monmouth Real Estate Investment Corp. (REIT)	—	11,185	—	11,185	—	161,959	—	161,959
National Health Investors, Inc. (REIT)	—	3,370	—	3,370	—	274,588	—	274,588
New Senior Investment Group, Inc. (REIT)	—	6,811	—	6,811	—	52,104	—	52,104
Office Properties Income Trust (REIT)	—	6,676	—	6,676	—	214,567	—	214,567
One Liberty Properties, Inc. (REIT)	—	2,182	—	2,182	—	59,329	—	59,329
Pebblebrook Hotel Trust (REIT)	—	18,286	—	18,286	—	490,248	—	490,248
Pennsylvania REIT (REIT)(x)	—	5,291	—	5,291	—	28,201	—	28,201
Physicians Realty Trust (REIT)	—	26,316	—	26,316	—	498,425	—	498,425
Piedmont Office Realty Trust, Inc., Class A (REIT)	—	17,575	—	17,575	—	390,868	—	390,868
PotlatchDeltic Corp. (REIT)	—	9,293	—	9,293	—	402,108	—	402,108
Preferred Apartment Communities, Inc., Class A (REIT)	—	6,324	—	6,324	—	84,236	—	84,236

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Retail Opportunity Investments Corp. (REIT)	—	15,915	—	15,915	—	281,059	—	281,059
Retail Value, Inc. (REIT)	—	1,947	—	1,947	—	71,650	—	71,650
Rexford Industrial Realty, Inc. (REIT)	—	15,566	—	15,566	—	710,899	—	710,899
RLJ Lodging Trust (REIT)	—	23,780	—	23,780	—	421,382	—	421,382
RPT Realty (REIT)	—	10,949	—	10,949	—	164,673	—	164,673
Sabra Health Care REIT, Inc. (REIT)	—	27,085	—	27,085	—	577,994	—	577,994
Safehold, Inc. (REIT)(x)	—	1,438	—	1,438	—	57,951	—	57,951
Saul Centers, Inc. (REIT)	—	160	—	160	—	8,445	—	8,445
Senior Housing Properties Trust (REIT)	—	33,339	—	33,339	—	281,381	—	281,381
Seritage Growth Properties, Class A (REIT)(x)	—	4,325	—	4,325	—	173,346	—	173,346
STAG Industrial, Inc. (REIT)	—	18,756	—	18,756	—	592,127	—	592,127
Summit Hotel Properties, Inc. (REIT)	—	14,628	—	14,628	—	180,509	—	180,509
Sunstone Hotel Investors, Inc. (REIT)	—	31,527	—	31,527	—	438,856	—	438,856
Terreno Realty Corp. (REIT)	—	8,329	—	8,329	—	450,932	—	450,932
UMH Properties, Inc. (REIT)	—	772	—	772	—	12,143	—	12,143
Universal Health Realty Income Trust (REIT)	—	166	—	166	—	19,482	—	19,482
Urban Edge Properties (REIT)	—	16,224	—	16,224	—	311,176	—	311,176
Urstadt Biddle Properties, Inc., Class A (REIT)	—	4,151	—	4,151	—	103,111	—	103,111
Washington Prime Group, Inc. (REIT)(x)	—	25,988	—	25,988	—	94,596	—	94,596
Washington REIT (REIT)	—	11,240	—	11,240	—	327,983	—	327,983
Whitestone REIT (REIT)(x)	—	5,274	—	5,274	—	71,832	—	71,832
Xenia Hotels & Resorts, Inc. (REIT)(x)	—	15,925	—	15,925	—	344,139	—	344,139

					—	17,972,563	—	17,972,563

Real Estate Management & Development (3.7%)
Altisource Portfolio Solutions SA*(x)	—	697	—	697	—	13,473	—	13,473
American Realty Investors, Inc.*	—	330	—	330	—	5,653	—	5,653
Consolidated-Tomoka Land Co.	—	713	—	713	—	43,008	—	43,008
Cushman & Wakefield plc*	—	914	—	914	—	18,682	—	18,682
DREAM Unlimited Corp., Class A	—	593,000	—	593,000	—	5,342,959	—	5,342,959
Forestar Group, Inc.*	—	1,668	—	1,668	—	34,778	—	34,778
FRP Holdings, Inc.*	—	967	—	967	—	48,166	—	48,166
Griffin Industrial Realty, Inc.	—	101	—	101	—	3,994	—	3,994
Howard Hughes Corp. (The)*	—	85,600	—	85,600	—	10,854,080	—	10,854,080
Kennedy-Wilson Holdings, Inc.	—	8,509	—	8,509	—	189,751	—	189,751

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Marcus & Millichap, Inc.*	—	411	—	411	—	15,310	—	15,310
Maui Land & Pineapple Co., Inc.*	—	348	—	348	—	3,915	—	3,915
Newmark Group, Inc., Class A	—	2,242	—	2,242	—	30,166	—	30,166
Rafael Holdings, Inc., Class B*	—	1,508	—	1,508	—	26,903	—	26,903
RE/MAX Holdings, Inc., Class A	—	2,509	—	2,509	—	96,571	—	96,571
Realogy Holdings Corp.(x)	—	16,082	—	16,082	—	155,674	—	155,674
St Joe Co. (The)*	—	4,630	—	4,630	—	91,813	—	91,813
Stratus Properties, Inc.*	—	806	—	806	—	24,970	—	24,970
Tejon Ranch Co.*	—	2,915	—	2,915	—	46,582	—	46,582
Transcontinental Realty Investors, Inc.*(x)	—	139	—	139	—	5,543	—	5,543

					—	17,051,991	—	17,051,991

Total Real Estate					—	35,024,554	—	35,024,554

Utilities (2.4%)
Electric Utilities (0.6%)
ALLETE, Inc.	—	7,244	—	7,244	—	587,995	—	587,995
El Paso Electric Co.	—	4,718	—	4,718	—	320,305	—	320,305
Genie Energy Ltd., Class B	—	1,224	—	1,224	—	9,462	—	9,462
MGE Energy, Inc.	—	3,139	—	3,139	—	247,416	—	247,416
Otter Tail Corp.	—	3,082	—	3,082	—	158,076	—	158,076
PNM Resources, Inc.	—	11,150	—	11,150	—	565,416	—	565,416
Portland General Electric Co.	—	12,585	—	12,585	—	702,117	—	702,117

					—	2,590,787	—	2,590,787

Gas Utilities (1.1%)
New Jersey Resources Corp.	—	11,608	—	11,608	—	517,369	—	517,369
Northwest Natural Holding Co.	—	3,618	—	3,618	—	266,755	—	266,755
ONE Gas, Inc.	—	7,317	—	7,317	—	684,652	—	684,652
RGC Resources, Inc.	—	1,078	—	1,078	—	30,809	—	30,809
Rubis SCA	—	36,000	—	36,000	—	2,210,871	—	2,210,871
South Jersey Industries, Inc.	—	11,231	—	11,231	—	370,398	—	370,398
Southwest Gas Holdings, Inc.	—	6,755	—	6,755	—	513,177	—	513,177
Spire, Inc.	—	6,966	—	6,966	—	580,337	—	580,337

					—	5,174,368	—	5,174,368

Independent Power and Renewable Electricity Producers (0.2%)
Atlantic Power Corp.*	—	5,911	—	5,911	—	13,773	—	13,773
Clearway Energy, Inc., Class A	—	5,118	—	5,118	—	97,856	—	97,856
Clearway Energy, Inc., Class C	—	10,234	—	10,234	—	204,168	—	204,168
Ormat Technologies, Inc.	—	3,582	—	3,582	—	266,931	—	266,931

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Pattern Energy Group, Inc., Class A	—	12,456	—	12,456	—	333,260	—	333,260
Sunnova Energy International, Inc.*	—	1,261	—	1,261	—	14,073	—	14,073
TerraForm Power, Inc., Class A	—	3,146	—	3,146	—	48,417	—	48,417

					—	978,478	—	978,478

Multi-Utilities (0.4%)
Avista Corp.	—	9,315	—	9,315	—	447,958	—	447,958
Black Hills Corp.	—	8,570	—	8,570	—	673,088	—	673,088
NorthWestern Corp.	—	7,096	—	7,096	—	508,570	—	508,570
Unitil Corp.	—	2,003	—	2,003	—	123,826	—	123,826

					—	1,753,442	—	1,753,442

Water Utilities (0.1%)
AquaVenture Holdings Ltd.*	—	1,678	—	1,678	—	45,507	—	45,507
Artesian Resources Corp., Class A	—	1,131	—	1,131	—	42,085	—	42,085
Cadiz, Inc.*(x)	—	1,877	—	1,877	—	20,685	—	20,685
California Water Service Group	—	415	—	415	—	21,397	—	21,397
Consolidated Water Co. Ltd.	—	2,014	—	2,014	—	32,828	—	32,828
Middlesex Water Co.	—	325	—	325	—	20,660	—	20,660
SJW Group	—	1,294	—	1,294	—	91,952	—	91,952
York Water Co. (The)	—	225	—	225	—	10,375	—	10,375

					—	285,489	—	285,489

Total Utilities					—	10,782,564	—	10,782,564

Total Common Stocks (61.9%) (Cost $206,101,530)					—	282,963,645	—	282,963,645

MASTER LIMITED PARTERNSHIPS:
Industrials (1.4%)
Industrial Conglomerates (1.4%)
Icahn Enterprises LP	—	107,200	—	107,200	—	6,592,800	—	6,592,800

Total Master Limited Partnerships (1.4%) (Cost $4,132,297					—	6,592,800	—	6,592,800

RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Corium International, Inc., CVR(r)*(x)	—	549	—	549	—	74	—	74

Total Rights (0.0%) (Cost $—)					—	74	—	74

INVESTMENT COMPANIES:
1290 VT GAMCO Small Company Value Portfolio‡	920,821	—	—	920,821	55,038,194	—	—	55,038,194
1290 VT Small Cap Value Portfolio‡	10,033,898	—	—	10,033,898	106,383,357	—	—	106,383,357

Total Investment Companies (35.3%) (Cost $128,359,450)					161,421,551	—	—	161,421,551

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
SHORT-TERM INVESTMENTS:
Investment Companies (0.5%)
JPMorgan Prime Money Market Fund, IM Shares	—	2,316,042	—	2,316,042	—	2,316,737	—	2,316,737

Repurchase Agreements (1.0%)
Cantor Fitzgerald & Co.,1.58%, dated 12/31/19, due 1/2/20, repurchase price $825,072, collateralized by various U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-8/20/69; total market value $841,500. (xx)	—	825,000	—	825,000	—	825,000	—	825,000
Citigroup Global Markets Ltd.,1.70%, dated 12/31/19, due 1/2/20, repurchase price $2,120,155, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $2,162,355. (xx)	—	2,119,955	—	2,119,955	—	2,119,955	—	2,119,955
Deutsche Bank AG,2.75%, dated 12/31/19, due 1/2/20, repurchase price $300,046, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $306,002. (xx)	—	300,000	—	300,000	—	300,000	—	300,000

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment	1290 VT Small Cap Value Combined Pro Forma
	Number of Shares	Number of Shares	Number of Shares	Number of Shares	Value ($)	Value ($)	Value ($)	Value ($)
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)	—	1,000,000	—	1,000,000	—	1,000,000	—	1,000,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $200,019, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $217,778. (xx)	—	200,000	—	200,000	—	200,000	—	200,000

					—	4,444,955	—	4,444,955

Total Short-Term Investments (1.5%) (Cost $6,761,918)					—	6,761,692	—	6,761,692

Total Investments in Securities (100.1%) (Cost $345,355,195)					161,421,551	296,318,211	—	457,739,762

Other Assets less Liabilities (-0.1%)					(96,861)	(516,092)	—	(612,953)

Net Assets (100.0%)					161,324,690	295,802,119	—	457,126,809

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)	At December 31, 2019, the Portfolio had loaned securities with a total value of $7,209,895. This was collateralized by $3,002,973 of various U.S. Government Treasury Securities, ranging from 0.000% – 8.125%, maturing 1/7/20 – 2/15/49 and by cash of $4,444,955 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

As of December 31, 2019, all securities held by the Acquired Portfolio would comply with the investment policies and restrictions of the Acquiring Portfolio.

Glossary:

ADR — American Depositary Receipt
CVR — Contingent Value Right
USD — United States Dollar

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

CharterSM Small Cap Value

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (a)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
1290 VT GAMCO Small Company Value Portfolio	920,821	48,965,498	2,471,730	(5,740,645)	(34,865)	9,376,476	55,038,194	441,570	1,387,914
1290 VT Small Cap Value Portfolio	10,033,898	92,997,464	6,273,086	(11,395,609)	1,239,922	17,268,494	106,383,357	677,024	4,321,155

Total		141,962,962	8,744,816	(17,136,254)	1,205,057	26,644,970	161,421,551	1,118,594	5,709,069

(a)	Purchases at Cost were adjusted to account for return of capital distributions from fund of funds investments, if applicable.

1290 VT Small Cap Value

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Capital Markets Financials
Associated Capital Group, Inc., Class A(x)	189,834	6,708,215	—	(24,715)	3,605	754,388	7,441,493	37,975	—
Mortgage Real Estate Investment Trusts (REITs)
PennyMac Mortgage Investment Trust (REIT)	12,527	167,506	93,541	(15,162)	(145)	33,487	279,227	20,892	—
Thrifts & Mortgage Finance
PennyMac Financial Services, Inc.	936	19,899	—	—	—	11,962	31,861	112	—

Total		6,895,620	93,541	(39,877)	3,460	799,837	7,752,581	58,979	—

1290 VT Small Cap Value Combined Pro Forma (Unaudited)
Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (a)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Capital Markets Financials
Associated Capital Group, Inc., Class A(x)	189,834	6,708,215	—	(24,715)	3,605	754,388	7,441,493	37,975	—
Mortgage Real Estate Investment Trusts (REITs)
PennyMac Mortgage Investment Trust (REIT)	12,527	167,506	93,541	(15,162)	(145)	33,487	279,227	20,892	—
Thrifts & Mortgage Finance
PennyMac Financial Services, Inc.	936	19,899	—	—	—	11,962	31,861	112	—
INVESTMENT COMPANIES:
Equity
1290 VT GAMCO Small Company Value Portfolio	920,821	48,965,498	2,471,730	(5,740,645)	(34,865)	9,376,476	55,038,194	441,570	1,387,914
1290 VT Small Cap Value Portfolio	10,033,898	92,997,464	6,273,086	(11,395,609)	1,239,922	17,268,494	106,383,357	677,024	4,321,155

Total		148,858,582	8,838,357	(17,176,131)	1,208,517	27,444,807	169,174,132	1,177,573	5,709,069

(a)	Purchases at Cost were adjusted to account for return of capital distributions from fund of funds investments, if applicable.

At December 31, 2019, the Portfolios had the following futures contracts open:

CharterSM Small Cap Value

The Portfolio has no futures contracts.

1290 VT Small Cap Value

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Micro E-Mini Russell 2000 Index	12	3/2020	USD	100,236	334
Russell 2000 E-Mini Index	18	3/2020	USD	1,503,540	6,368

					6,702

1290 VT Small Cap Value Combined Pro Forma (Unaudited)

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Micro E-Mini Russell 2000 Index	12	3/2020	USD	100,236	334
Russell 2000 E-Mini Index	18	3/2020	USD	1,503,540	6,368

					6,702

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities			Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)			Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)			Total
Assets
	CharterSM Small Cap Value	1290 VT Small Cap Value	1290 VT Small Cap Value Combined Pro Forma (Unaudited)	CharterSM Small Cap Value	1290 VT Small Cap Value	1290 VT Small Cap Value Combined Pro Forma (Unaudited)	CharterSM Small Cap Value	1290 VT Small Cap Value	1290 VT Small Cap Value Combined Pro Forma (Unaudited)	CharterSM Small Cap Value	1290 VT Small Cap Value	1290 VT Small Cap Value Combined Pro Forma (Unaudited)
Assets:
Common Stocks
Communication Services	—	$15,045,616	$15,045,616	$—	$832,212	$832,212	$—	$—	$—	$—	$15,877,828	$15,877,828
Consumer Discretionary	—	17,025,665	17,025,665	—	17,366	17,366	—	—	—	—	17,043,031	17,043,031
Consumer Staples	—	12,550,868	12,550,868	—	—	—	—	—	—	—	12,550,868	12,550,868
Energy	—	65,848,646	65,848,646	—	2,374,440	2,374,440	—	—	—	—	68,223,086	68,223,086
Financials	—	52,181,181	52,181,181	—	484,744	484,744	—	—	—	—	52,665,925	52,665,925
Health Care	—	7,783,612	7,783,612	—	—	—	—	—	—	—	7,783,612	7,783,612
Industrials	—	25,109,528	25,109,528	—	8,768,012	8,768,012	—	—	—	—	33,877,540	33,877,540
Information Technology	—	21,398,483	21,398,483	—	—	—	—	—	—	—	21,398,483	21,398,483
Materials	—	7,736,154	7,736,154	—	—	—	—	—	—	—	7,736,154	7,736,154
Real Estate	—	29,681,595	29,681,595	—	5,342,949	5,342,949	—	—	—	—	35,024,544	35,024,544
Utilities	—	8,571,693	8,571,693	—	2,210,871	2,210,871	—	—	—	—	10,782,564	10,782,564
Futures	—	6,702	6,702	—	—	—	—	—	—	—	6,702	6,702
Master Limited Partnership
Industrials	—	6,592,800	6,592,800	—	—	—	—	—	—	—	6,592,800	6,592,800
Rights			—		—	—			—			—
Health Care	—	—	—	—	—	—	—	74	74	—	74	74
Investment Companies
Investment Companies	—	—	—	161,421,551	—	161,421,551	—	—	—	161,421,551	—	161,421,551
Short-Term Investments
Investment Companies	—	2,316,737	2,316,737	—	—	—	—	—	—	—	2,316,737	2,316,737
Repurchase Agreements	—	—	—	—	4,444,955	4,444,955	—	—	—	—	4,444,955	4,444,955

Total Assets	—	$271,849,280	$271,849,280	$161,421,551	$24,475,549	$185,897,100	$—	$74	$74	$161,421,551	$296,324,903	$457,746,454

Total Liabilities	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	$271,849,280	$271,849,280	$161,421,551	$24,475,549	$185,897,100	$—	$74	$74	$161,421,551	$296,324,903	$457,746,454

Fair Values of Derivative Instruments as of December 31, 2019

CharterSM Small Cap Value

The Portfolio has no derivative instruments.

1290 VT Small Cap Value

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets — Unrealized appreciation	$6,702	*

Total		$6,702

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$143,017	$143,017

Total	$143,017	$143,017

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$59,492	$59,492

Total	$59,492	$59,492

^	This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,371,000 during the year ended December 31, 2019.

1290 VT Small Cap Value Combined Pro Forma (Unaudited)

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets — Unrealized appreciation	$6,702	*

Total		$6,702

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$143,017	$143,017

Total	$143,017	$143,017

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$59,492	$59,492

Total	$59,492	$59,492

^	This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,371,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

	CharterSM Small Cap Value	1290 VT Small Cap Value	1290 VT Small Cap Value Combined Pro Forma (Unaudited)
Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 39%)*	$9,125,158	$38,344,906	$47,470,064
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 32%)*	$17,136,254	$65,011,367	$82,147,621

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	CharterSM Small Cap Value	1290 VT Small Cap Value	1290 VT Small Cap Value Combined Pro Forma (Unaudited)
Aggregate gross unrealized appreciation	$33,626,243	$112,526,415	$146,152,658
Aggregate gross unrealized depreciation	—	(30,718,131)	(30,718,131)

Net unrealized appreciation	$33,626,243	$81,808,284	$115,434,527

Federal income tax cost of investments in securities and derivative instruments, if applicable	$127,795,308	$214,516,629	$342,311,937

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019 (Unaudited)

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment		1290 VT Small Cap Value Combined Pro Forma
Investments at Cost, Affiliated Issuers	$128,359,450	$6,430,669	$—		$134,790,119
Investments at Cost, Unaffiliated Issuers	—	206,120,121	—		206,120,121
Investments at Cost, Repurchase Agreements	—	4,444,955	—		4,444,955
Foreign cash at cost	—	1	—		1
ASSETS
Investments at Value, Affiliated Issuers	$161,421,551	$7,752,581	$—		$169,174,132
Investments at Value, Unaffiliated Issuers (x)	—	284,120,675	—		284,120,675
Investments at Value, Repurchase Agreements	—	4,444,955	—		4,444,955
Cash	205,045	3,801,055	—		4,006,100
Foreign cash	—	1	—		1
Cash held as collateral at broker for futures	—	58,800	—		58,800
Dividends, interest, and other receivables	—	360,457	—		360,457
Receivable for Portfolio shares sold	5,046	101,049	—		106,095
Securities lending income receivable	—	14,456	—		14,456
Due from broker for futures variation margin	—	2,115	—		2,115
Receivable for securities sold	—	895	—		895
Other assets	676	1,251	—		1,927

Total assets	161,632,318	300,658,290	—		462,290,608

LIABILITIES
Payable for return of collateral on securities loaned	—	4,444,955	—		4,444,955
Investment management fees payable	16,901	169,281	—		186,182
Payable for securities purchased	118,852	47,963	—		166,815
Payable for Portfolio shares redeemed	48,035	82,639	—		130,674
Administrative fees payable	16,415	29,757	—		46,172
Distribution fees payable- Class IB	30,729	1,576	2,650	(b)	34,955
Trustees’ fees payable	3,747	—	—		3,747
Distribution fees payable- Class A	2,650	—	(2,650	) (b)	0
Accrued expenses	70,299	80,000	—		150,299

Total liabilities	307,628	4,856,171	—		5,163,799

NET ASSETS	$161,324,690	295,802,119	—		457,126,809

Net assets were comprised of:
Paid in capital	$122,458,105	$213,993,835	$—		$336,451,940
Total distributable earnings (loss)	38,866,585	81,808,284	—		120,674,869

Net Assets	$161,324,690	$295,802,119	$—		$457,126,809

Class A Shares:
Net Assets	$12,806,388	$—	$(12,806,388	) (b)	$—
Shares outstanding	707,187	—	(707,187	) (c)	—
Net asset value, offering and redemption price per share	$18.11	$—			$—

Class B/IB Shares:
Net Assets	$148,518,302	$7,830,575	$12,806,388	(b)	$169,155,265
Shares outstanding	8,195,546	737,459	6,994,986	(a)	15,927,991
Net asset value, offering and redemption price per share	$18.12	$10.62			$10.62

Class K Shares:
Net Assets	$—	$287,971,544	$—		$287,971,544
Shares outstanding	—	27,160,990	—		27,160,990
Net asset value, offering and redemption price per share	$—	$10.60			$10.60

(x) Includes value of securities on loan of:	$—	$7,209,895	$—		$7,209,895

(a)	Reflects adjustment for additional shares issued of the Acquiring Portfolio.
(b)	Reflects adjustment due to the transfer of assets from Class A shares of the Acquired Portfolio to Class IB shares of the Acquiring Portfolio.
(c)	Reflects retired shares of the Acquired Portfolio.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019 (Unaudited)

	CharterSM Small Cap Value	1290 VT Small Cap Value	Pro Forma Adjustment		1290 VT Small Cap Value Combined Pro Forma
Dividend income received from affiliates	$1,118,594	$58,979	$—		$1,177,573
Foreign withholding tax	—	27,027	—		27,027
INVESTMENT INCOME	—	—	—		—
Dividends	1,118,594	4,136,812	—		5,255,406
Interest	931	64,991	—		65,922
Securities lending (net)	—	139,257	—		139,257

Total income	1,119,525	4,341,060	—		5,460,585

EXPENSES
Investment management fees	234,591	2,298,226	1,018,271	(a)	3,551,088
Administrative fees	192,669	353,921	—		546,590
Distribution fees — Class B/IB	360,142	14,067	30,841	(c)	405,050
Custodian fees	35,001	109,000	(32,701	) (b)	111,300
Professional fees	44,065	46,609	(41,080	) (b)	49,594
Printing and mailing expenses	34,326	37,693	(26,922	) (b)	45,097
Distribution fees — Class A	30,841	—	(30,841	) (c)	—
Trustees’ fees	5,026	9,208	(1,266	) (b)	12,968
Miscellaneous	2,669	7,553	(2,669	) (b)	7,553

Gross expenses	939,330	2,876,277	913,633		4,729,240
Less: Waiver from investment manager	(36,293)	(275,460)	(17,463	) (d)	(329,216)

Net expenses	903,037	2,600,817	896,170		4,400,024

NET INVESTMENT INCOME (LOSS)	216,488	1,740,243	(896,170)		1,060,561

Realized gain (loss) from affiliates	1,205,057	3,460	—		1,208,517
Net distributions of realized gain (loss) from affiliates	5,709,069	—	—		5,709,069
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	1,215,205	11,415,567	—		12,630,772
Net distributions of realized gain received from underlying funds	5,709,069	—	—		5,709,069
Futures contracts	—	143,017	—		143,017
Foreign currency transactions	—	(5,346)	—		(5,346)

Net realized gain (loss)	6,924,274	11,553,238	—		18,477,512

Change in unrealized appreciation (depreciation) from affiliates	26,644,970	799,837	—		27,444,807
Change in unrealized appreciation (depreciation) on:
Investments in securities	26,644,970	52,109,921	—		78,754,891
Futures contracts	—	59,492	—		59,492
Foreign currency translations	—	(11)	—		(11)

Net change in unrealized appreciation (depreciation)	26,644,970	52,169,402	—		78,814,372

NET REALIZED AND UNREALIZED GAIN (LOSS)	33,569,244	63,722,640	—		97,291,884

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$33,785,732	$65,462,883	$(896,170)		$98,352,445

(a)	Reflects adjustment in expenses due to effects of the contract rate.
(b)	Reflects adjustment in expenses due to elimination of duplicative expenses.
(c)	Reflects in expenses due to the transfer of assets from Class A shares of the Acquired Portfolio to Class IB shares of the Acquiring Portfolio.
(d)	Reflects adjustment of waiver due to the effects of the expense limitation rate of the 1290 VT Small Cap Value Portfolio.

Note that the Reorganization expenses for the CharterSM Small Cap Value Portfolio, which is estimated to be $186,902, exceeds the expense limit for the Portfolio and will be paid by FMG LLC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

As of December 31, 2019

NOTE 1 — BASIS OF COMBINATION AND SIGNIFICANT ACCOUNTING POLICIES:

EQ Advisors Trust (the “Trust’) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the investment company act of 1940, as amended, as an open-end management investment company with numerous portfolios. The Board of Trustees (the “Board”) of the Trust and of the AXA Premier VIP Trust (“VIP Trust”) approved a proposed Agreement and Plan of Reorganization and Termination (“Reorganization Plan”) on December 4-5, 2019 that provides for the transfer of all assets of the CharterSM Small Cap Value Portfolio , a series of the VIP Trust ( “Small Cap Value Portfolio” or “Acquired Portfolio”) to the 1290 VT Small Cap Value Portfolio, a series of the Trust, and the assumption by 1290 VT Small Cap Value Portfolio of all of the liabilities of the Acquired Portfolio in exchange for shares of the 1290 VT Small Cap Value Portfolio having an aggregate value equal to the net assets of the Acquired Portfolio, the distribution of the 1290 VT Small Cap Value Portfolio shares to the Acquired Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Acquired Portfolio.

The Small Cap Value Portfolio’s annual contractual management fee equals 0.15% of average daily net assets. 1290 VT Small Cap Value Portfolio’s annual contractual management fee equals 0.800% of average daily net assets for the first $750 million, 0.750% of average daily net assets for the next $750 million, 0.725% for the next $1 billion, 0.700% for the next $2.5 billion, and 0.675% of average daily net assets thereafter. The Reorganization Plan is subject to the approval of the Acquired Portfolio’s shareholders. A special meeting of shareholders of the Acquired Portfolio will be held on or about May 22, 2020.

The Reorganizations of the Small Cap Value Portfolio into the 1290 VT Small Cap Value Portfolio will be accounted for as a tax free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2019. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of the 1290 VT Small Cap Value Portfolio and the Acquired Portfolio at December 31, 2019. The unaudited pro forma combined statement of operations reflects the results of operations of the 1290 VT Small Cap Value Portfolio as if it had acquired the Acquired Portfolio at the beginning of the year ended December 31, 2019. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the 1290 VT Small Cap Value Portfolio for pre-combination periods will not be restated. The adjustments to the Statement of Assets and Liabilities give effect to all events that are directly attributable to this transaction.

The unaudited pro forma combined portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information, each of the Portfolios has substantially the same significant policies as detailed in the historical financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganization, the 1290 VT Small Cap Value Portfolio is the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies.” The legal survivor normally is considered the accounting survivor of a reorganization. In this case, the 1290 VT Small Cap Value Portfolio is the legal survivor. Other criteria include:

a.)	Portfolio Management — The merged entity will be managed by the Manager, Advisers and portfolio managers to the 1290 VT Small Cap Value Portfolio in a manner consistent with the current management style.

b.)	Portfolio Composition — The merged entity’s portfolio holdings are expected to be consistent with the 1290 VT Small Cap Value Portfolio’s current investment strategies and will more closely resemble the current portfolio holdings of the 1290 VT Small Cap Value Portfolio than those of the Acquired Portfolio.

c.)	Investment Objective, Policies and Restrictions — The merged entity’s investment objective, policies and fundamental and non-fundamental investment restrictions will be the same as the 1290 VT Small Cap Value Portfolio’s current investment objective, policies and fundamental and non-fundamental investment restrictions.

d.)	Expense Structure and Expense Ratios — The merged entity’s expense structure will be the same as that of 1290 VT Small Cap Value Portfolio. The expense ratio of the merged entity will be the same as that of the 1290 VT Small Cap Value Portfolio and lower than the Acquired Portfolio.

e.)	Asset Size — The 1290 VT Small Cap Value Portfolio is significantly larger than the Acquired Portfolio.

NOTE 2 — SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the Acquired Portfolio by the 1290 VT Small Cap Value Portfolio as of December 31, 2019. The number of additional shares issued was calculated based on the net assets of the Acquired Portfolio and net asset value per share of the 1290 VT Small Cap Value Portfolio at December 31, 2019.

NOTE 3 — VALUATION:

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio will be valued at the net asset value (“NAV”) of the shares of such funds as described in the underlying funds’ prospectuses.

Futures contracts are generally valued at their last settlement price or, if there is no sale, at the latest available bid price.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), which will value the assets in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board.

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub- Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Portfolio’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2019 is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

NOTE 4 — FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS:

Each Portfolio, as well as the Acquiring Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Both the Acquired Portfolio and the 1290 VT Small Cap Value Portfolio have no capital loss carryforwards.

The estimated percentage of the holdings of the Acquired Portfolio that will be sold in connection with its respective Reorganization is 30%. The estimated portfolio transaction costs are $102,989. These are estimated amounts and are subject to change. These amounts have not been adjusted in the pro forma Statement of Assets and Liabilities, nor Statement of Operations. Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in shares of the Acquired Portfolio will not recognize any gain or loss for federal income tax purposes as a result of the Reorganizations.

NOTE 5 — UNAUDITED PRO FORMA COMBINED ADJUSTMENTS:

The accompanying unaudited pro forma combined financial statements reflect changes in the 1290 VT Small Cap Value Portfolio’s shares as if the merger had taken place on December 31, 2019. The Acquired Portfolio will bear the expenses of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting) which are estimated at approximately $186,902.To the extent that Reorganization expenses exceed the Acquired Portfolio’s expense limitation set forth in their expense limitation arrangements, they will be paid by FMG LLC.

NOTE 6 — REIMBURSEMENT OF WAIVED FEES AND EXPENSES

Under the terms of an Expense Limitation Agreement, the Acquiring Portfolio may, at a later date, reimburse to FMG LLC the amount of management fees waived or other expenses assumed and paid for by FMG LLC pursuant to the Expense Limitation Agreement within three years of payments or waivers being recorded, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limit specified in the Expense Limitation Agreement. Consequently, no reimbursement will be made unless the Acquiring Portfolio’s total annual expense ratio is less than the percentage set forth in the Expense Limitation Agreement for the period. At December 31, 2019, under the Expense Limitation Agreement the amounts that would be recoverable from the Acquiring Portfolio are as follows:

	2020	2021	2022	Total Eligible For Recoupment
1290 VT Small Cap Value	260,766	268,799	275,460	805,025

EQ Advisors Trust Annual Report

December 31, 2019

2019 Market Overview

In 2019, U.S. economic growth continued to grind upward, but at a reduced rate over the prior year. Unemployment drifted to a long-term low while hiring was solid across most industries — including sectors like retail and leisure — suggesting Americans felt confident enough to use earnings on discretionary spending. Core inflation ticked upward to 2.3% at year end, compared to last December’s 2.2% and May’s low of 2.0%. Manufacturing remained a weak spot. The markets faced volatility at mid-year, however, triggered by trade issues, the potential for new tariffs and weakening global economic growth. Disagreement within the U.K. about its withdrawal from the European Union increased uncertainty for the U.K. and eurozone economies. Slowing manufacturing activity and declining business investment were evidence that trade tensions were stifling economic growth across both developed and emerging markets.

Against this backdrop, the Federal Reserve remained on hold for the first half of the year, then cut rates a total of 75 basis points over three straight meetings in the second half of the year. In the last meeting of the year, rates were left unchanged, with Chairman Jerome Powell suggesting that rates would not be moving soon. Unlike earlier sessions throughout 2019, where votes were divided, the decision to leave rates unchanged in December was unanimous. In the rest of the world, central banks also moved to implement accommodative monetary policies to help support capital markets. 2019 was also notable for tight ranges on most large developed market currencies, while emerging market currencies showed larger moves, as is often the case.

Against this macroeconomic backdrop, the U.S. fixed-income markets in the past year were impacted by a flattening of the Treasury yield curve. As the year began, the U.S. bond market rallied, with U.S. investment-grade corporate credit delivering strong returns, as did U.S. high yield. In the second quarter, the 10-year U.S. Treasury yield fell to 2.01%, its lowest level since late 2016, and the amount of negative-yielding debt in the world surged by June to over $13 trillion. Headwinds from the U.S.-China trade conflict, as well as weaker-than-expected economic data, causing long-duration assets such as investment-grade corporate bonds and Treasuries to outperform shorter-duration sectors such as collateralized loan obligations and asset-backed securities. By October, the market value of negative-yielding bonds continued to rise to around $17 trillion. The 10-year U.S. Treasury yield returned to historical lows during the third quarter, before edging up slightly to close out the year.

Looking beyond the U.S., growth worries and increased accommodation from core market central banks were highly supportive for fixed-income markets. Yields ended the year well below where they started and the decline resulted in good performance across most sovereign bond markets. Higher-yielding and riskier markets — with a few exceptions — outperformed lower-yielders. The bond markets of Turkey, Russia, and Mexico outperformed in 2019 while Japan and Norway underperformed by standing still.

In the equity markets, U.S. stocks started off the year with the best first quarter since 1998. This rally was fueled by the hold on Federal Reserve policy and renewed hopes of a trade deal with China. The second quarter was marked by volatility as investors were forced to weigh weaker economic data against the possibility of an upcoming July rate cut. Despite another volatile quarter, the market ended June sitting right around its all-time high. The third quarter opened on the longest expansion on record for the U.S. economy, the lowest unemployment since the 1960s, household wealth at a record high, and housing growth solid, all while inflation remained tame. Despite brewing economic uncertainties surrounding trade and manufacturing, the S&P 500® Index finished the third quarter only 1.5 percentage points from its all-time high. Stocks continued to rally into November, setting record highs as a solid October jobs report, improving China trade talks, easy central bank monetary policies, and the December U.K. election date agreement all fuelled the advance. By December, equity markets showed their approval with an 11.11% rally from August 31st through December 31st.

Global recession concerns caused a sharp equity sell-off in August 2019, as investors crowded into asset classes perceived as safer havens. Macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for global equity returns. The same factors that buoyed U.S. returns drove gains in the international markets, although the U.K.’s general election in December delivered a decisive victory to the conservative party, and reaffirmed the original Brexit vote and the U.K. eventual exit from the European Union.

In this environment, emerging markets underperformed developed markets. Eastern Europe, supported by excellent returns in Russia and Greece, was the strongest performing region. Asian stock prices, aided by high returns in both information technology and consumer discretionary, rose marginally more than the averages, while Latin American stocks experienced more varied returns and lagged modestly.

2

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the EQ Advisors Trust Portfolios (“the Portfolios”) as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contract holder can invest directly in the Portfolios. Changes in policy values depend not only on the investment performance of the Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. Each of the Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class IA, Class IB and/or Class K shares of each Portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 2009, through December 31, 2019. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class IB shares. Effective January 1, 2012, 12b-1 fees are applicable to Class IA shares. 12b-1 fees are not applicable to Class K shares. The values have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively- managed funds. An investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Bloomberg Barclays U.S. Intermediate Government Bond Index

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years.

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index

An unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates with maturities of one to 10 years.

DJ EuroSTOXX 50® Index (“EuroSTOXX 50”)

Europe’s leading blue-chip index for the Eurozone, provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

FTSE 100 Index (“FTSE 100”)

A market capitalization weighted index representing the performance of the 100 largest blue chip companies, listed on the London Stock Exchange, which meet the FTSE’s size and liquidity screening.

FTSE NAREIT All Equity REITs Index

FTSE NAREIT All Equity REITs Index measures the performance of all taxqualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. A REIT is a company that owns, and in most cases, operates income-producing real estate.

ICE BofAML 3-Month U.S. Treasury Bill Index

An index which measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

International Proxy Index

An index that is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the DJ EuroSTOXX 50® Index at a weighting of 40%, the FTSE 100 Index at a weighting of 25%, the TOPIX Index at a weighting of 25% and the S&P/ASX 200 Index at a weighting of 10%.

Morgan Stanley Capital International (MSCI) EAFE® Index (“MSCI EAFE® Index”)

A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

3

NOTES ON PERFORMANCE (Unaudited)

Morgan Stanley Capital International (MSCI) World (Net) Index (“MSCI World (Net) Index”)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indexes.

MSCI ACWI Health Care (Net) Index

An index which includes large and mid cap securities across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. All securities in the index are classified in the Health Care as per the Global Industry Classification Standard (GICS®).

MSCI ACWI Information Technology (Net) Index

An index which includes large and mid cap securities across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries. All securities in the index are classified in the Information Technology as per the Global Industry Classification Standard (GICS®).

Russell 1000® Index

An index which measures the performance of approximately 1,000 of the largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index. It is market capitalization weighted.

Russell 2000® Index

An unmanaged index which measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 2000® Growth Index

An index which measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2000® Value Index

An index which measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2500™ Growth Index

An index which measures the performance of those Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2500™ Value Index

An index which measures the performance of those Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell Midcap® Growth Index

An index which measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell Midcap® Value Index

An index which measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”)

A weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is market-capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s Australian Security Exchange 200 Index (“S&P/ASX 200”)

An index which is recognized as the primary investable benchmark in Australia. The index represents the 200 largest and most liquid publicly listed companies in Australia and represents approximately 78% of the Australian equity market capitalization.

Standard & Poor’s MidCap 400® Index (“S&P MidCap 400® Index”)

A weighted index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.

S&P North American Technology Sector Index

A modified capitalization-weighted index composed of U.S. traded securities classified under the Global Industry Classification Standard (GICS®) technology (sector) and Internet retail (sub-industry).

TOPIX Index (“TOPIX”)

A free-float adjusted capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section.

Volatility Managed Index — Global Blend

Volatility Managed Index — Global Blend is a blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index — International.

Volatility Managed Index — Global Proxy Blend

Volatility Managed Index — Global Proxy Blend is a blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index — International Proxy.

4

NOTES ON PERFORMANCE (Unaudited)

Volatility Managed Index — International

Volatility Managed Index — International applies a formula to the MSCI EAFE® Index adjusting the equity exposure of the MSCI EAFE® Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core

Volatility Managed Index — Large Cap Core applies a formula to the S&P 500® Index adjusting the equity exposure of the S&P 500® Index when certain volatility levels are reached.

The below hypothetical composite benchmarks were created by AXA Equitable Funds Management Group, LLC, the Trust’s investment manager, to show how the performance of certain Portfolios compares with the return of an index or indices. There is no guarantee that any Portfolio will outperform these or any benchmarks. Portions of a hypothetical composite index against which a Portfolio’s performance is measured were created by AXA Equitable Funds Management Group, LLC to show how a Portfolio’s performance compares with the returns of an index.

All Asset Growth-Alt 20 Index

The All Asset Growth-Alt 20 Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 25%, the MSCI EAFE® Index at a weighting of 20%, the S&P Mid Cap 400® Index at a weighting of 10%, the S&P 500® Index at a weighting of 17%, the Russell 2000® Index at a weighting of 8%, the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 15%, and the FTSE NAREIT All Equity REITs Index at a weighting of 5%.

EQ/Aggressive Growth Strategy Index

EQ/Aggressive Growth Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 17%, the MSCI EAFE® Index at a weighting of13%, the S&P MidCap 400® Index at a weighting of 13%, the S&P 500® Index at a weighting of 41%, the Russell 2000® Index at a weighting of 13% and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 3%.

5

ALL ASSET GROWTH-ALT 20 PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	19.14%	6.07%	6.96%
Portfolio – Class IB Shares	19.14	6.08	6.91
Portfolio – Class K Shares**	19.41	6.34	7.13
All Asset Growth - Alt 20 Index	17.74	6.14	7.34
S&P 500® Index	31.49	11.70	13.56
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	6.80	2.57	3.05

* Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012. ** Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 19.14% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the All Asset Growth - Alt 20 Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 17.74%, 31.49% and 6.80%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of global stocks, intermediate-term bonds and alternative investments. Despite fluctuating trade tensions, concerns over the durability of global economic growth and a year that ended with heightened political tension in the Middle East, the bulk of the Portfolio’s holdings produced attractive gains. The Portfolio’s return is largely driven by its relative allocation to the asset class performance detailed below.

Details by sector:

The Portfolio’s return was primarily attributable to its holdings in large U.S. companies, especially those with outsized earnings growth. The U.S. stock market continued its historic bull market, driven in part by continued strength in large growth indexes as easing monetary policy supported strong price/earnings ratio expansion and the late-year thaw of U.S.-China trade tensions encouraged risk taking in equities. Growth stocks continued their dominance over value stocks, largely because financial services companies in the value index were negatively impacted by low interest rates and the flattened yield curve.

U.S. small- and mid-sized companies also contributed attractive returns. These companies rallied significantly, although they lagged behind their larger counterparts. The gains in these sectors were mainly in information technology and industrial stocks, while energy was a drag on performance for most of the year.

In the international stock markets, the Portfolio’s equity holdings enjoyed robust gains for the year, with developed markets outperforming emerging markets. The boost in prices came largely at the end of the year, as slowing manufacturing activity and declining business investment, evidence of the impact of trade tensions on economic growth, actually caused a sharp sell-off in August 2019. These macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for a substantial end-of-year rally.

The Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns, as the Federal Reserve first placed interest-rate increases on the back burner and eventually reduced rates to reassure markets that had become nervous over the economic implications of global political events. Its actions contributed to falling interest rates, while Middle East tensions spurred a flight to quality, boosting this sector’s returns. Its small allocation to high-yield bonds further contributed to the Portfolio’s gains, as these securities generally profited from the same positive trends as equities.

In the alternative markets, categories and strategies that provided positive returns included precious metals and real estate. A global long/short strategy, as well as a global macro strategy, lagged the broader markets.

6

ALL ASSET GROWTH-ALT 20 PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2019
Equity	58.0%
Fixed Income	21.9
Alternatives	12.5
Commodity	6.7
Repurchase Agreements	0.9

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2019
EQ/MFS International Growth Portfolio	7.0%
EQ/AB Small Cap Growth Portfolio	6.9
1290 VT GAMCO Small Company Value Portfolio	6.6
EQ/Global Bond PLUS Portfolio	6.2
EQ/T. Rowe Price Growth Stock Portfolio	5.4
EQ/Loomis Sayles Growth Portfolio	5.4
1290 VT GAMCO Mergers & Acquisitions Portfolio	4.6
EQ/BlackRock Basic Value Equity Portfolio	4.3
EQ/JPMorgan Value Opportunities Portfolio	4.2
EQ/Invesco Comstock Portfolio	4.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,054.10	$2.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.45	2.78
Class IB
Actual	1,000.00	1,053.90	2.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.45	2.78
Class K
Actual	1,000.00	1,055.20	1.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.71	1.51

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.55%, 0.55% and 0.30%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Commodity (6.8%)
Invesco DB Gold Fund	104,140	$4,713,376
Invesco DB Precious Metals Fund	57,250	2,381,886
Invesco DB Silver Fund‡	103,180	2,643,988
iShares Gold Trust*	910,100	13,196,450

Total Commodity		22,935,700

Equity (4.3%)
iShares China Large-Cap ETF (x)	39,905	1,741,055
iShares International Developed Property ETF	87,380	3,386,150
iShares MSCI EAFE Small-Cap ETF (x)	88,160	5,490,605
iShares U.S. Oil & Gas Exploration & Production ETF (x)	29,850	1,657,570
SPDR S&P Emerging Asia Pacific ETF (x)	5,490	567,568
SPDR S&P Emerging Markets SmallCap ETF (x)	36,395	1,676,354

Total Equity		14,519,302

Fixed Income (1.9%)
iShares JP Morgan USD Emerging Markets Bond ETF	57,480	6,584,909

Total Exchange Traded Funds (13.0%) (Cost $34,450,913)		44,039,911

INVESTMENT COMPANIES:
Alternatives (12.6%)
1290 VT GAMCO Mergers & Acquisitions Portfolio‡	1,294,273	15,856,560
1290 VT Natural Resources Portfolio‡	1,725,200	13,234,946
1290 VT Real Estate Portfolio‡	1,172,927	13,628,573

Total Alternatives		42,720,079

Equity (54.0%)
1290 VT Equity Income Portfolio‡	1,323,445	5,887,450
1290 VT GAMCO Small Company Value Portfolio‡	373,762	22,340,052
1290 VT Low Volatility Global Equity Portfolio‡	614,059	7,852,625
EQ/AB Small Cap Growth Portfolio‡	1,289,508	23,549,188
EQ/BlackRock Basic Value Equity Portfolio‡	620,276	14,548,752
EQ/Emerging Markets Equity PLUS Portfolio‡	791,987	7,934,326
EQ/International Equity Index Portfolio‡	1,058,041	10,432,467
EQ/Invesco Comstock Portfolio‡	791,832	14,125,794
EQ/Janus Enterprise Portfolio‡	69,372	1,517,235
EQ/JPMorgan Value Opportunities Portfolio‡	775,049	14,469,169
EQ/Loomis Sayles Growth Portfolio‡	1,971,132	18,243,668
EQ/MFS International Growth Portfolio‡	2,904,896	23,900,022
EQ/T. Rowe Price Growth Stock Portfolio*‡	326,156	18,299,255

Total Equity		183,100,003

Fixed Income (20.2%)
1290 VT DoubleLine Opportunistic Bond Portfolio‡	677,917	6,868,243
1290 VT High Yield Bond Portfolio‡	1,038,045	9,957,723
EQ/Global Bond PLUS Portfolio‡	2,278,680	21,262,074
EQ/Intermediate Government Bond Portfolio‡	499,649	5,189,162
EQ/PIMCO Global Real Return Portfolio‡	1,282,398	12,734,153
EQ/PIMCO Ultra Short Bond Portfolio‡	628,734	6,190,482
Multimanager Core Bond Portfolio‡	606,912	6,049,022

Total Fixed Income		68,250,859

Total Investment Companies (86.8%) (Cost $247,553,351)		294,070,941

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.9%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,446,053, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $1,474,836. (xx)	$1,445,917	1,445,917
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $300,028, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $306,000. (xx)	300,000	300,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $200,031, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $204,001. (xx)	200,000	200,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)	1,000,000	1,000,000

See Notes to Financial Statements.

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ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $100,010, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $108,889. (xx)	$100,000	$100,000

Total Repurchase Agreements		3,045,917

Total Short-Term Investments (0.9%) (Cost $3,045,917)		3,045,917

Total Investments in Securities (100.7%) (Cost $285,050,181)		341,156,769
Other Assets Less Liabilities (-0.7%)		(2,326,365)

Net Assets (100%)		$338,830,404

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $6,408,591. This was collateralized by $3,504,068 of various U.S. Government Treasury Securities, ranging from 0.000% - 5.375%, maturing 1/16/20 - 5/15/48 and by cash of $3,045,917 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

The holdings in affiliated Investment Companies are all Class K shares except Invesco DB Gold Fund and Invesco DB Silver Fund.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS:
Commodity
Invesco DB Gold Fund**	104,140	5,212,954	—	(1,272,456)	105,660	667,218	4,713,376	89,625	—
Invesco DB Silver Fund	103,180	2,658,326	—	(317,517)	800	302,379	2,643,988	34,419	—
INVESTMENT COMPANIES:
Alternatives
1290 VT GAMCO Mergers & Acquisitions Portfolio	1,294,273	15,334,604	3,095,828	(2,960,708)	6,261	380,575	15,856,560	680,973	248,385
1290 VT Natural Resources Portfolio	1,725,200	11,753,277	1,799,945	(1,037,750)	825	718,649	13,234,946	657,258	—
1290 VT Real Estate Portfolio	1,172,927	12,919,809	1,358,430	(2,637,750)	102,499	1,885,585	13,628,573	684,231	31,511
Equity
1290 VT Equity Income Portfolio	1,323,445	5,076,827	280,618	(461,222)	190	991,037	5,887,450	142,165	75,036
1290 VT GAMCO Small Company Value Portfolio	373,762	18,544,490	2,880,240	(2,804,583)	3,171	3,716,734	22,340,052	179,222	563,204
1290 VT Low Volatility Global Equity Portfolio	614,059	6,103,212	1,324,272	(634,180)	8,701	1,050,620	7,852,625	213,890	23,184
EQ/AB Small Cap Growth Portfolio (a)	1,289,508	19,249,049	4,279,026	(3,262,236)	8,447	3,274,902	23,549,188	87,873	2,045,413
EQ/BlackRock Basic Value Equity Portfolio	620,276	12,592,000	1,102,708	(1,095,403)	49,476	1,899,971	14,548,752	297,391	654,702
EQ/Emerging Markets Equity PLUS Portfolio	791,987	8,101,967	833,197	(2,266,833)	12,089	1,253,906	7,934,326	138,072	—
EQ/International Equity Index Portfolio	1,058,041	9,483,602	418,780	(1,214,791)	523	1,744,353	10,432,467	299,874	—
EQ/Invesco Comstock Portfolio	791,832	12,353,177	1,031,227	(1,395,403)	95,543	2,041,250	14,125,794	308,567	572,045
EQ/Janus Enterprise Portfolio (b)	69,372	1,596,194	107,979	(615,306)	75,306	353,062	1,517,235	3,544	88,581
EQ/JPMorgan Value Opportunities Portfolio	775,049	11,697,326	2,285,877	(2,478,055)	45,067	2,918,954	14,469,169	195,829	181,507
EQ/Loomis Sayles Growth Portfolio (c)	1,971,132	15,635,394	1,452,118	(2,576,014)	282,205	3,449,965	18,243,668	45,811	973,984

See Notes to Financial Statements.

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ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/MFS International Growth Portfolio	2,904,896	22,021,697	1,306,625	(4,102,541)	256,936	4,417,305	23,900,022	332,942	712,090
EQ/T. Rowe Price Growth Stock Portfolio*	326,156	15,687,032	834,564	(2,576,014)	563,521	3,790,152	18,299,255	—	402,241
Fixed Income
1290 VT DoubleLine Opportunistic Bond Portfolio	677,917	6,534,111	1,034,950	(1,018,875)	(1,327)	319,384	6,868,243	213,605	—
1290 VT High Yield Bond Portfolio	1,038,045	9,305,394	1,022,608	(1,057,139)	(7,005)	693,865	9,957,723	511,628	—
EQ/Global Bond PLUS Portfolio	2,278,680	19,798,146	4,188,402	(3,671,930)	(31,850)	979,306	21,262,074	223,441	135,076
EQ/Intermediate Government Bond Portfolio	499,649	5,594,304	906,913	(1,461,222)	(482)	149,649	5,189,162	93,497	—
EQ/PIMCO Global Real Return Portfolio	1,282,398	12,515,993	2,701,535	(3,095,403)	78,859	533,169	12,734,153	469,634	6,288
EQ/PIMCO Ultra Short Bond Portfolio	628,734	6,214,063	726,932	(768,875)	(22)	18,384	6,190,482	155,588	—
Multimanager Core Bond Portfolio	606,912	6,371,576	273,259	(868,876)	1,387	271,676	6,049,022	151,626	50,289

Total		272,354,524	35,246,033	(45,651,082)	1,656,780	37,822,050	301,428,305	6,210,705	6,763,536

**	Not affiliated at December 31, 2019.
(a)	Formerly known as AXA/AB Small Cap Growth Portfolio.
(b)	Formerly known as AXA/Janus Enterprise Portfolio.
(c)	Formerly known as AXA/Loomis Sayles Growth Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$44,039,911	$—	$—	$44,039,911
Investment Companies
Investment Companies	—	294,070,941	—	294,070,941
Short-Term Investments
Repurchase Agreements	—	3,045,917	—	3,045,917

Total Assets	$44,039,911	$297,116,858	$—	$341,156,769

Total Liabilities	$—	$—	$—	$—

Total	$44,039,911	$297,116,858	$—	$341,156,769

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

See Notes to Financial Statements.

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ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$37,044,812
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$46,364,748

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$60,132,951
Aggregate gross unrealized depreciation	(2,907,587)

Net unrealized appreciation	$57,225,364

Federal income tax cost of investments in securities and derivative instruments, if applicable	$283,931,405

See Notes to Financial Statements.

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ALL ASSET GROWTH-ALT 20 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $250,300,064)	$296,714,929
Unaffiliated Issuers (Cost $31,704,200)	41,395,923
Repurchase Agreements (Cost $3,045,917)	3,045,917
Cash	1,558,346
Receivable for Portfolio shares sold	42,370
Securities lending income receivable	4,342
Other assets	1,377

Total assets	342,763,204

LIABILITIES
Payable for return of collateral on securities loaned	3,045,917
Payable for Portfolio shares redeemed	605,806
Distribution fees payable – Class IB	64,401
Administrative fees payable	34,993
Payable for securities purchased	33,380
Investment management fees payable	28,464
Distribution fees payable – Class IA	6,137
Trustees’ fees payable	1,137
Accrued expenses	112,565

Total liabilities	3,932,800

NET ASSETS	$338,830,404

Net assets were comprised of:
Paid in capital	$275,384,646
Total distributable earnings (loss)	63,445,758

Net assets	$338,830,404

Class IA
Net asset value, offering and redemption price per share, $28,759,231 / 1,378,948 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.86

Class IB
Net asset value, offering and redemption price per share, $307,078,223 / 14,681,237 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.92

Class K
Net asset value, offering and redemption price per share, $2,992,950 / 143,832 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.81

(x)	Includes value of securities on loan of $6,408,591.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($6,210,705 of dividend income received from affiliates)	$7,092,815
Interest	21,001
Securities lending (net)	74,880

Total income	7,188,696

EXPENSES
Distribution fees – Class IB	741,032
Administrative fees	404,189
Investment management fees	328,136
Custodian fees	146,000
Distribution fees – Class IA	72,172
Printing and mailing expenses	43,455
Professional fees	35,996
Trustees’ fees	10,563
Miscellaneous	4,430

Total expenses	1,785,973

NET INVESTMENT INCOME (LOSS)	5,402,723

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($1,656,780 of realized gain (loss) from affiliates)	1,732,900
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	6,763,536

Net realized gain (loss)	8,496,436

Net change in unrealized appreciation (depreciation) on investments in securities ($37,822,050 of change in unrealized appreciation (depreciation) from affiliates)	42,679,704

NET REALIZED AND UNREALIZED GAIN (LOSS)	51,176,140

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$56,578,863

See Notes to Financial Statements.

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ALL ASSET GROWTH-ALT 20 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,402,723	$4,165,760
Net realized gain (loss)	8,496,436	17,130,626
Net change in unrealized appreciation (depreciation)	42,679,704	(46,062,308)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	56,578,863	(24,765,922)

Distributions to shareholders:
Class IA	(1,574,759)	(1,567,610)
Class IB	(16,367,001)	(15,500,210)
Class K	(172,906)	(123,453)

Total distributions to shareholders	(18,114,666)	(17,191,273)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 27,911 and 66,305 shares, respectively ]	567,058	1,399,275
Capital shares issued in reinvestment of dividends and distributions [ 76,625 and 80,731 shares, respectively ]	1,574,759	1,567,610
Capital shares repurchased [ (213,353) and (148,869) shares, respectively ]	(4,361,711)	(3,138,095)

Total Class IA transactions	(2,219,894)	(171,210)

Class IB
Capital shares sold [ 706,303 and 953,146 shares, respectively ]	14,445,263	19,973,586
Capital shares issued in reinvestment of dividends and distributions [ 794,106 and 796,444 shares, respectively ]	16,367,001	15,500,210
Capital shares repurchased [ (1,586,382) and (1,746,577) shares, respectively ]	(32,455,240)	(36,791,268)

Total Class IB transactions	(1,642,976)	(1,317,472)

Class K
Capital shares sold [ 78,940 and 20,771 shares, respectively ]	1,601,059	441,755
Capital shares issued in reinvestment of dividends and distributions [ 8,423 and 6,379 shares, respectively ]	172,906	123,453
Capital shares repurchased [ (55,022) and (38,350) shares, respectively ]	(1,124,249)	(803,471)

Total Class K transactions	649,716	(238,263)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(3,213,154)	(1,726,945)

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,251,043	(43,684,140)
NET ASSETS:
Beginning of year	303,579,361	347,263,501

End of year	$338,830,404	$303,579,361

See Notes to Financial Statements.

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ALL ASSET GROWTH-ALT 20 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019		2018		2017		2016	2015
Net asset value, beginning of year	$18.50		$21.16		$18.90		$17.84	$19.30

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.33		0.26		0.21		0.23	0.14
Net realized and unrealized gain (loss)	3.18		(1.82)		2.79		1.48	(0.90)

Total from investment operations	3.51		(1.56)		3.00		1.71	(0.76)

Less distributions:
Dividends from net investment income	(0.35)		(0.38)		(0.31)		(0.25)	(0.16)
Distributions from net realized gains	(0.80)		(0.72)		(0.43)		(0.40)	(0.54)

Total dividends and distributions	(1.15)		(1.10)		(0.74)		(0.65)	(0.70)

Net asset value, end of year	$20.86		$18.50		$21.16		$18.90	$17.84

Total return	19.14%		(7.60)%		15.91%		9.55%	(3.94)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$28,759		$27,529		$31,514		$18,358	$14,722
Ratio of expenses to average net assets:
After waivers (f)	0.55	%(j)	0.56	%(k)	0.59	%(m)	0.58%	0.57%
Before waivers (f)	0.55%		0.56%		0.63%		0.59%	0.57%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.62%		1.23%		1.01%		1.26%	0.71%
Before waivers (f)(x)	1.62%		1.23%		0.98%		1.25%	0.71%
Portfolio turnover rate^	11%		12%		15%		11%	14%

	Year Ended December 31,
Class IB	2019		2018		2017		2016	2015
Net asset value, beginning of year	$18.55		$21.21		$18.95		$17.88	$19.34

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.34		0.26		0.18		0.21	0.12
Net realized and unrealized gain (loss)	3.18		(1.82)		2.82		1.51	(0.88)

Total from investment operations	3.52		(1.56)		3.00		1.72	(0.76)

Less distributions:
Dividends from net investment income	(0.35)		(0.38)		(0.31)		(0.25)	(0.16)
Distributions from net realized gains	(0.80)		(0.72)		(0.43)		(0.40)	(0.54)

Total dividends and distributions	(1.15)		(1.10)		(0.74)		(0.65)	(0.70)

Net asset value, end of year	$20.92		$18.55		$21.21		$18.95	$17.88

Total return	19.14%		(7.58)%		15.87%		9.59%	(3.93)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$307,078		$273,992		$313,159		$253,966	$247,650
Ratio of expenses to average net assets:
After waivers (f)	0.55	%(j)	0.56	%(k)	0.59	%(m)	0.58%	0.57%
Before waivers (f)	0.55%		0.56%		0.62%		0.59%	0.57%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.65%		1.24%		0.90%		1.11%	0.62%
Before waivers (f)(x)	1.65%		1.24%		0.86%		1.10%	0.62%
Portfolio turnover rate^	11%		12%		15%		11%	14%

See Notes to Financial Statements.

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ALL ASSET GROWTH-ALT 20 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019		2018		2017		2016	2015
Net asset value, beginning of year	$18.46		$21.12		$18.86		$17.80	$19.26

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.39		0.30		0.24		0.27	0.20
Net realized and unrealized gain (loss)	3.16		(1.81)		2.81		1.48	(0.92)

Total from investment operations	3.55		(1.51)		3.05		1.75	(0.72)

Less distributions:
Dividends from net investment income	(0.40)		(0.43)		(0.36)		(0.29)	(0.20)
Distributions from net realized gains	(0.80)		(0.72)		(0.43)		(0.40)	(0.54)

Total dividends and distributions	(1.20)		(1.15)		(0.79)		(0.69)	(0.74)

Net asset value, end of year	$20.81		$18.46		$21.12		$18.86	$17.80

Total return	19.41%		(7.36)%		16.22%		9.84%	(3.72)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,993		$2,058		$2,591		$1,470	$1,191
Ratio of expenses to average net assets:
After waivers (f)	0.30	%(j)	0.31	%(k)	0.34	%(m)	0.33%	0.32%
Before waivers (f)	0.30%		0.31%		0.37%		0.34%	0.32%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.90%		1.42%		1.20%		1.45%	1.06%
Before waivers (f)(x)	1.90%		1.42%		1.17%		1.44%	1.06%
Portfolio turnover rate^	11%		12%		15%		11%	14%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.26% for Class IA, 1.26% for Class IB and 1.01% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.28% for Class IA, 1.28% for Class IB and 1.03% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.31% for Class IA, 1.31% for Class IB and 1.06% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

15

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	22.51%	7.30%	9.09%
EQ/Aggressive Growth Strategy Index	23.32	8.32	10.05
S&P 500® Index	31.49	11.70	13.92
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.20	1.99	1.65

* Date of inception 4/12/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 22.51% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/Aggressive Growth Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 23.32%, 31.49% and 5.20%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of portfolios invested in U.S. stocks, international stocks and intermediate-term bonds. The underlying equity portfolios may tactically manage equity exposure when market volatility is increasing above specific thresholds. When the underlying equity portfolios are fully invested, their allocations tend to track (minus a margin for fees and expenses) the performance of their corresponding indexes.

Despite fluctuating trade tensions, concerns over the durability of global economic growth and a year that ended with heightened political tension in the Middle East, the bulk of the Portfolio’s holdings produced attractive gains.

The Portfolio’s return is driven by its relative allocation to the asset class performance detailed below; the EQ/Aggressive Growth Strategy Portfolio targets an allocation of 80% in U.S. equities in various capitalization ranges and 20% in investment grade bonds.

Details by sector:

The Portfolio’s return was primarily attributable to its holdings in large U.S. companies, especially those with outsized earnings growth. The U.S. stock market continued its historic bull market, driven in part by continued strength in large growth indexes, as easing monetary policy supported strong price/earnings ratio expansion and the late-year thaw of U.S.-China trade tensions encouraged risk taking in equities. Growth continued its dominance over value, largely because of the strength of information technology stocks in the growth indexes, and late-year weakness in energy in their value counterparts.

U.S. small- and mid-sized companies also contributed attractive returns. These companies rallied significantly, although they lagged behind their larger counterparts.

In the international stock markets, the Portfolio’s equity holdings enjoyed robust gains for the year, with developed markets outperforming emerging markets. The boost in prices came largely at the end of the year, after slowing manufacturing activity and declining business investment, evidence of the impact of trade tensions on economic growth, had actually caused a sharp sell-off in August 2019. These macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for a substantial end-of-year rally.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns, as the Federal Reserve first placed interest-rate increases on the back burner early in the year and then eventually reduced rates to reassure markets that had become nervous over the economic implications of global political events. Its actions contributed to falling interest rates, while Middle East tensions spurred a flight to quality, boosting this sector’s returns.

16

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2019
Equity	81.8%
Fixed Income	18.2

Top Holdings (as a percentage of Total Investments in Securities) As of December 31, 2019
EQ/500 Managed Volatility Portfolio	50.0%
EQ/2000 Managed Volatility Portfolio	17.7
EQ/International Managed Volatility Portfolio	12.4
EQ/Intermediate Government Bond Portfolio	8.3
EQ/Core Bond Index Portfolio	7.7
EQ/AB Short Duration Government Bond Portfolio	2.3
EQ/400 Managed Volatility Portfolio	1.6

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,074.50	$2.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.76	2.48

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.49%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (81.8%)
EQ/2000 Managed Volatility Portfolio‡	36,866,302	$766,182,474
EQ/400 Managed Volatility Portfolio‡	3,156,165	69,387,260
EQ/500 Managed Volatility Portfolio‡	78,687,681	2,162,064,497
EQ/International Managed Volatility Portfolio‡	39,132,266	538,187,673

Total Equity		3,535,821,904

Fixed Income (18.2%)
EQ/AB Short Duration Government Bond Portfolio‡	9,888,448	98,187,859
EQ/Core Bond Index Portfolio‡	32,820,731	330,820,975
EQ/Intermediate Government Bond Portfolio‡	34,402,719	357,293,420

Total Fixed Income		786,302,254

Total Investments in Securities (100.0%) (Cost $3,572,234,797)		4,322,124,158
Other Assets Less Liabilities (0.0%)		(337,508)

Net Assets (100%)		$4,321,786,650

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/500 Managed Volatility Portfolio (a)	78,687,681	1,723,132,789	192,718,101	(197,381,200)	3,052,963	440,541,844	2,162,064,497	35,165,610	36,671,049
EQ/400 Managed Volatility Portfolio (b)	3,156,165	49,201,252	14,007,594	(4,167,065)	(12,620)	10,358,099	69,387,260	785,430	1,714,052
EQ/2000 Managed Volatility Portfolio (c)	36,866,302	559,159,298	133,670,564	(33,847,824)	14	107,200,422	766,182,474	8,275,509	29,622,833
EQ/International Managed Volatility Portfolio (d)	39,132,266	414,155,496	64,105,878	(20,039,399)	5,378	79,960,320	538,187,673	13,026,975	1,207,842
Fixed Income
EQ/AB Short Duration Government Bond Portfolio (e)	9,888,448	85,511,569	16,801,512	(4,760,751)	15,467	620,062	98,187,859	1,934,449	—
EQ/Core Bond Index Portfolio	32,820,731	286,847,520	51,674,956	(20,316,980)	(59,496)	12,674,975	330,820,975	6,953,795	—
EQ/Intermediate Government Bond Portfolio	34,402,719	315,648,065	55,343,799	(22,060,026)	22,466	8,339,116	357,293,420	6,339,328	—

Total		3,433,655,989	528,322,404	(302,573,245)	3,024,172	659,694,838	4,322,124,158	72,481,096	69,215,776

(a)	Formerly known as AXA 500 Managed Volatility Portfolio.
(b)	Formerly known as AXA 400 Managed Volatility Portfolio.
(c)	Formerly known as AXA 2000 Managed Volatility Portfolio.
(d)	Formerly known as AXA International Managed Volatility Portfolio.
(e)	Formerly known as AXA/AB Short Duration Government Bond Portfolio.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$4,322,124,158	$—	$4,322,124,158

Total Assets	$—	$4,322,124,158	$—	$4,322,124,158

Total Liabilities	$—	$—	$—	$—

Total	$—	$4,322,124,158	$—	$4,322,124,158

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$528,322,404
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$302,573,245

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$744,915,053
Aggregate gross unrealized depreciation	(2,248)

Net unrealized appreciation	$744,912,805

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,577,211,353

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $3,572,234,797)	$4,322,124,158
Cash	2,692,236
Receivable for Portfolio shares sold	247,162
Other assets	16,783

Total assets	4,325,080,339

LIABILITIES
Payable for securities purchased	1,062,179
Distribution fees payable – Class IB	904,300
Payable for Portfolio shares redeemed	485,843
Administrative fees payable	444,697
Investment management fees payable	346,777
Accrued expenses	49,893

Total liabilities	3,293,689

NET ASSETS	$4,321,786,650

Net assets were comprised of:
Paid in capital	$3,515,860,439
Total distributable earnings (loss)	805,926,211

Net assets	$4,321,786,650

Class IB
Net asset value, offering and redemption price per share, $4,321,786,650 / 269,409,092 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.04

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$72,481,096
Interest	40,633

Total income	72,521,729

EXPENSES
Distribution fees – Class IB	9,943,835
Administrative fees	4,898,700
Investment management fees	3,828,166
Printing and mailing expenses	249,603
Professional fees	159,983
Trustees’ fees	125,180
Custodian fees	51,000
Miscellaneous	79,655

Total expenses	19,336,122

NET INVESTMENT INCOME (LOSS)	53,185,607

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	3,024,172
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	69,215,776

Net realized gain (loss)	72,239,948

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	659,694,838

NET REALIZED AND UNREALIZED GAIN (LOSS)	731,934,786

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$785,120,393

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$53,185,607	$37,902,608
Net realized gain (loss)	72,239,948	86,546,702
Net change in unrealized appreciation (depreciation)	659,694,838	(395,525,573)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	785,120,393	(271,076,263)

Distributions to shareholders:
Class IB	(124,378,003)	(105,186,135)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 25,961,995 and 29,292,846 shares, respectively ]	387,098,755	442,159,296
Capital shares issued in reinvestment of dividends and distributions [ 7,923,038 and 7,418,018 shares, respectively ]	124,378,003	105,186,135
Capital shares repurchased [ (19,093,550) and (21,672,881) shares, respectively ]	(285,142,295)	(314,424,797)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	226,334,463	232,920,634

TOTAL INCREASE (DECREASE) IN NET ASSETS	887,076,853	(143,341,764)
NET ASSETS:
Beginning of year	3,434,709,797	3,578,051,561

End of year	$4,321,786,650	$3,434,709,797

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019		2018		2017		2016		2015
Net asset value, beginning of year	$13.49		$14.93		$13.22		$12.33		$12.77

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.20		0.15		0.14		0.12		0.07
Net realized and unrealized gain (loss)	2.83		(1.17)		1.92		1.01		(0.21)

Total from investment operations	3.03		(1.02)		2.06		1.13		(0.14)

Less distributions:
Dividends from net investment income	(0.24)		(0.18)		(0.23)		(0.13)		(0.16)
Distributions from net realized gains	(0.24)		(0.24)		(0.12)		(0.11)		(0.14)

Total dividends and distributions	(0.48)		(0.42)		(0.35)		(0.24)		(0.30)

Net asset value, end of year	$16.04		$13.49		$14.93		$13.22		$12.33

Total return	22.51%		(6.97)%		15.63%		9.15%		(1.14)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,321,787		$3,434,710		$3,578,052		$2,709,357		$2,236,468
Ratio of expenses to average net assets (f)	0.49	%(j)	0.49	%(k)	0.50	%(m)	0.51	%(n)	0.51	%(n)
Ratio of net investment income (loss) to average net assets (f)	1.34%		1.01%		1.01%		0.96%		0.56%
Portfolio turnover rate^	8%		6%		3%		20%		2%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.04% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.05% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.06% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.08% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	22.24%	6.44%	8.00%
Portfolio – Class IB Shares	22.25	6.44	7.95
66% Volatility Managed Index – Large Cap Core/17% Volatility Managed Index – International/17% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	24.99	8.88	10.10
S&P 500® Index	31.49	11.70	13.56
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	6.80	2.57	3.05

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 22.25% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the 66% Volatility Managed Index - Large Cap Core/17% Volatility Managed Index - International/17% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 24.99%, 31.49% and 6.80%, respectively.

Portfolio Highlights

The Portfolio holds allocations in three portfolios invested in U.S. stocks, international stocks and intermediate-term bonds, with active and passive strategies. The underlying equity portfolios may tactically manage equity exposure when market volatility is increasing above specific thresholds. When the underlying equity portfolios are fully invested, their allocations tend to track (minus a margin for fees and expenses) the performance of their corresponding indexes.

Despite fluctuating trade tensions, concerns over the durability of global economic growth and a year that ended with heightened political tension in the Middle East, the bulk of the Portfolio’s holdings produced attractive gains.

The Portfolio’s return is driven by its relative allocation to the asset class performance detailed below.

Details by sector:

The Portfolio’s return was primarily attributable to its holdings in large U.S. companies, especially those with outsized earnings growth. The U.S. stock market continued its historic bull market, driven in part by continued strength in large growth indexes as easing monetary policy supported strong price/earnings ratio expansion and the late-year thaw of U.S.-China trade tensions encouraged risk taking in equities. Growth continued its dominance over value, largely because of the strength of information technology stocks in the growth indexes, and late-year weakness in energy in their value counterparts.

U.S. small- and mid-sized companies also contributed attractive returns. These companies rallied significantly, although they lagged behind their larger counterparts.

In the international stock markets, the Portfolio’s equity holdings enjoyed robust gains for the year, with developed markets outperforming emerging markets. The boost in prices came largely at the end of the year, after slowing manufacturing activity and declining business investment, evidence of the impact of trade tensions on economic growth, had actually caused a sharp sell-off in August 2019. These macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for a substantial end-of-year rally.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns, as the Federal Reserve first placed interest-rate increases on the back burner early in the year and then eventually reduced rates to reassure markets that had become nervous over the economic implications of global political events. Its actions contributed to falling

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EQ/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO (Unaudited)

interest rates, while Middle East tensions spurred a flight to quality, boosting this sector’s returns.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains, or may invest in other portfolios that maintain, exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the index.

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2019
Equity	82.1%
Fixed Income	17.9

Top Holdings (as a percentage of Total Investments in Securities) As of December 31, 2019
EQ/500 Managed Volatility Portfolio	33.8%
EQ/Templeton Global Equity Managed Volatility Portfolio	33.5
EQ/Franklin Balanced Managed Volatility Portfolio	32.7

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,078.10	$2.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.97	2.27
Class IB
Actual	1,000.00	1,078.10	2.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.97	2.26

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.44% and 0.44%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (100.0%)
EQ/500 Managed Volatility Portfolio‡	13,507,012	$371,125,845
EQ/Franklin Balanced Managed Volatility Portfolio‡	31,955,588	358,624,628
EQ/Templeton Global Equity Managed Volatility Portfolio‡	31,009,150	367,207,064

Total Investments in Securities (100.0%) (Cost $870,342,806)		1,096,957,537
Other Assets Less Liabilities (0.0%)		46,522

Net Assets (100%)		$1,097,004,059

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/500 Managed Volatility Portfolio (a)	13,507,012	343,152,172	14,976,633	(70,987,988)	(526,898)	84,511,926	371,125,845	6,158,428	6,426,011
EQ/Franklin Balanced Managed Volatility Portfolio (b)	31,955,588	357,333,157	26,475,417	(64,387,989)	2,045,488	37,158,555	358,624,628	9,854,316	6,728,907
EQ/Templeton Global Equity Managed Volatility Portfolio (c)	31,009,150	334,615,010	47,487,319	(53,404,006)	2,213,086	36,295,655	367,207,064	7,266,060	22,728,947

Total		1,035,100,339	88,939,369	(188,779,983)	3,731,676	157,966,136	1,096,957,537	23,278,804	35,883,865

(a)	Formerly known as AXA 500 Managed Volatility Portfolio.
(b)	Formerly known as AXA/Franklin Balanced Managed Volatility Portfolio.
(c)	Formerly known as AXA/Templeton Global Equity Managed Volatility Portfolio.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,096,957,537	$—	$1,096,957,537

Total Assets	$—	$1,096,957,537	$—	$1,096,957,537

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,096,957,537	$—	$1,096,957,537

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$88,939,369
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$188,779,983

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$226,851,703
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$226,851,703

Federal income tax cost of investments in securities and derivative instruments, if applicable	$870,105,834

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $870,342,806)	$1,096,957,537
Receivable for securities sold	637,117
Receivable for Portfolio shares sold	82,503
Other assets	4,617

Total assets	1,097,681,774

LIABILITIES
Overdraft payable	29,392
Distribution fees payable – Class IB	229,589
Payable for Portfolio shares redeemed	119,933
Administrative fees payable	113,433
Investment management fees payable	46,135
Distribution fees payable – Class IA	1,080
Trustees’ fees payable	116
Accrued expenses	138,037

Total liabilities	677,715

NET ASSETS	$1,097,004,059

Net assets were comprised of:
Paid in capital	$835,733,135
Total distributable earnings (loss)	261,270,924

Net assets	$1,097,004,059

Class IA
Net asset value, offering and redemption price per share, $5,133,543 / 564,198 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.10

Class IB
Net asset value, offering and redemption price per share, $1,091,870,516 / 120,029,294 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.10

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$23,278,804
Interest	3,622

Total income	23,282,426

EXPENSES
Distribution fees – Class IB	2,695,072
Administrative fees	1,334,660
Investment management fees	541,738
Printing and mailing expenses	81,711
Professional fees	61,444
Trustees’ fees	34,926
Custodian fees	32,500
Distribution fees – Class IA	13,540
Miscellaneous	24,899

Total expenses	4,820,490

NET INVESTMENT INCOME (LOSS)	18,461,936

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	3,731,676
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	35,883,865

Net realized gain (loss)	39,615,541

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	157,966,136

NET REALIZED AND UNREALIZED GAIN (LOSS)	197,581,677

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$216,043,613

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$18,461,936	$23,846,120
Net realized gain (loss)	39,615,541	277,786,063
Net change in unrealized appreciation (depreciation)	157,966,136	(399,300,637)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	216,043,613	(97,668,454)

Distributions to shareholders:
Class IA	(365,150)	(1,452,111)
Class IB	(74,756,759)	(270,030,256)

Total distributions to shareholders	(75,121,909)	(271,482,367)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 11,232 and 34,879 shares, respectively ]	98,040	408,833
Capital shares issued in reinvestment of dividends and distributions [ 41,377 and 177,910 shares, respectively ]	365,150	1,452,111
Capital shares repurchased [ (177,443) and (154,281) shares, respectively ]	(1,562,733)	(1,800,656)

Total Class IA transactions	(1,099,543)	60,288

Class IB
Capital shares sold [ 1,418,502 and 1,883,972 shares, respectively ]	12,465,055	19,850,162
Capital shares issued in reinvestment of dividends and distributions [ 8,469,382 and 33,104,120 shares, respectively ]	74,756,759	270,030,256
Capital shares repurchased [ (18,756,865) and (13,623,349) shares, respectively ]	(165,507,786)	(157,991,165)

Total Class IB transactions	(78,285,972)	131,889,253

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(79,385,515)	131,949,541

TOTAL INCREASE (DECREASE) IN NET ASSETS	61,536,189	(237,201,280)
NET ASSETS:
Beginning of year	1,035,467,870	1,272,669,150

End of year	$1,097,004,059	$1,035,467,870

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019		2018		2017		2016	2015
Net asset value, beginning of year	$7.99		$11.77		$10.59		$9.90	$10.37

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14		0.22		0.16		0.16	0.14
Net realized and unrealized gain (loss)	1.61		(1.24)		1.43		0.78	(0.42)

Total from investment operations	1.75		(1.02)		1.59		0.94	(0.28)

Less distributions:
Dividends from net investment income	(0.18)		(0.26)		(0.20)		(0.17)	(0.13)
Distributions from net realized gains	(0.46)		(2.50)		(0.21)		(0.08)	(0.06)

Total dividends and distributions	(0.64)		(2.76)		(0.41)		(0.25)	(0.19)

Net asset value, end of year	$9.10		$7.99		$11.77		$10.59	$9.90

Total return	22.24%		(8.70)%		14.97%		9.47%	(2.74)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,134		$5,507		$7,420		$7,636	$8,293
Ratio of expenses to average net assets:
After waivers (f)	0.44	%(j)	0.43	%(k)	0.43	%(m)	0.40%	0.40%
Before waivers (f)	0.44%		0.45%		0.46%		0.47%	0.46%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.56%		1.92%		1.39%		1.60%	1.30%
Before waivers (f)(x)	1.56%		1.90%		1.36%		1.53%	1.24%
Portfolio turnover rate^	8%		44	%(h)	7%		4%	4%

	Year Ended December 31,
Class IB	2019		2018		2017		2016	2015
Net asset value, beginning of year	$7.99		$11.77		$10.59		$9.90	$10.37

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15		0.23		0.16		0.16	0.12
Net realized and unrealized gain (loss)	1.60		(1.25)		1.43		0.78	(0.40)

Total from investment operations	1.75		(1.02)		1.59		0.94	(0.28)

Less distributions:
Dividends from net investment income	(0.18)		(0.26)		(0.20)		(0.17)	(0.13)
Distributions from net realized gains	(0.46)		(2.50)		(0.21)		(0.08)	(0.06)

Total dividends and distributions	(0.64)		(2.76)		(0.41)		(0.25)	(0.19)

Net asset value, end of year	$9.10		$7.99		$11.77		$10.59	$9.90

Total return	22.25%		(8.70)%		14.97%		9.47%	(2.74)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,091,871		$1,029,961		$1,265,249		$1,213,760	$1,267,147
Ratio of expenses to average net assets:
After waivers (f)	0.44	%(j)	0.43	%(k)	0.43	%(m)	0.40%	0.40%
Before waivers (f)	0.44%		0.45%		0.46%		0.47%	0.46%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.70%		1.98%		1.44%		1.61%	1.19%
Before waivers (f)(x)	1.70%		1.96%		1.41%		1.55%	1.13%
Portfolio turnover rate^	8%		44	%(h)	7%		4%	4%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the underlying investment in EQ/ClearBridge Select Equity Managed Volatility Portfolio (formerly AXA/Mutual Large Cap Equity Managed Volatility Portfolio). Excluding such transactions, the portfolio turnover rate would have been 8%.

(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.18% for Class IA and 1.18% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IA and 1.23% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IA and 1.25% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

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1290 VT SMALL CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Horizon Kinetics Asset Management LLC (Effective June 25, 2019, Horizon Kinetics Asset Management LLC replaced Horizon Asset Management LLC as a Sub-Adviser to the Portfolio).

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*,**	25.84%	7.34%	6.55%
Portfolio – Class K Shares*	26.06	7.58	6.79
Russell 2000® Value Index	22.39	6.99	6.87

* Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 25.84% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 2000® Value Index, which returned 22.39% over the same period.

What helped performance during the year:

•

Texas Pacific Land Trust (TPL) was the largest contributor to relative returns. TPL continues to experience organic growth from high margin royalty and land easements revenues from companies operating on its acreage, and it has been scaling operations at its water services business. During 2019, the company began to explore conversion to a C Corp., which, we believe, would be to the benefit of investors.

•

Stock selection within the communication services sector contributed positively to returns, in particular, Live Nation Entertainment, Inc. Unlike many companies struggling in the traditional media landscape, the company is uniquely positioned in live event promotion and management, and related ticketing.

•

Stock selection within the energy and industrials sectors also contributed positively to relative returns. Within industrials, ship broker Clarkson plc shares rose during the year as shipping rates and volumes began to recover off cyclical lows.

•

DREAM Unlimited Corp. (Dream) announced plans to sell its Dream Global Real Estate Investment Trust (REIT) to Blackstone Group Inc. in a deal that is favorable to Dream and reflects the value created in the REIT since its inception.

What hurt performance during the year:

•

Stock selection within the consumer discretionary sector detracted from relative returns. Civeo Corp. shares fell as commodities prices remained subdued. While long-term contracted revenues remain stable, this situation impacted Civeo’s ability to obtain new long-term business, as operators are capital constrained.

•

Underweight exposure to the information technology sector detracted from relative returns, though each of the Portfolio’s holdings classified as information technology posted substantial returns, with CACI International, Inc.’s shares rising 73% and EchoStar Corp.’s shares increasing almost 45%. The Portfolio’s underexposusre to information technology is by design, as many of the information technology companies that are not excessively valued operate in cyclical, capital intensive industries (i.e., semiconductors and electrical distribution).

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1290 VT SMALL CAP VALUE PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Horizon Asset Management, LLC

During 2019, an inflection point was reached: for the first time, assets under management in passive funds (ETFs and mutual funds) equaled, then exceeded, assets under management in actively managed funds. Equities continued to trade at what we view as generous valuations, apparently reflecting the assumption that the current moderate growth, low inflation, and low interest rate environment will persist indefinitely. However, we believe that the status quo cannot continue indefinitely.

Continued demand for index products provides a theoretical “floor” valuation for securities held in the major indexes, but there are increasingly evident risks to allocating all of one’s equity portfolio to the major indexes. These risks include any change in the status quo of low interest rates, moderate growth, and low inflation, as well as changes affecting the largest holdings in the indexes, such as market saturation and slowing growth. As more and more of the market is concentrated in the same securities and sectors, the risks only become greater. We believe that it has never been more important to seek diversification away from the market.

If one looks outside the major indexes, we believe there are many attractive opportunities that are less sensitive to these risks, including cyclical industries that have been out of favor, such as shipping businesses, energy royalty and services businesses, and companies related to hard assets, such as mining royalty and land companies. These require independent research, as most are not well covered by the major financial institutions or the financial media, as well as patience on behalf of the investor. However, we believe that many such companies appear likely to create significant value over the fullness of time.

Sector Weightings as of December 31, 2019	% of Net Assets
Energy	23.1%
Financials	17.8
Industrials	13.7
Real Estate	11.8
Information Technology	7.2
Consumer Discretionary	5.8
Communication Services	5.4
Consumer Staples	4.2
Utilities	3.7
Health Care	2.6
Materials	2.6
Repurchase Agreements	1.5
Investment Company	0.8
Cash and Other	(0.2)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

32

1290 VT SMALL CAP VALUE PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,050.50	$5.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	1,051.10	4.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

33

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (5.4%)
Diversified Telecommunication Services (0.3%)
ATN International, Inc.	1,554	$86,076
Bandwidth, Inc., Class A*	394	25,236
Cincinnati Bell, Inc.*	6,933	72,588
Consolidated Communications Holdings, Inc. (x)	9,603	37,259
Frontier Communications Corp. (x)*	15,253	13,569
IDT Corp., Class B*	627	4,521
Intelsat SA (x)*	9,297	65,358
Iridium Communications, Inc.*	13,951	343,753
ORBCOMM, Inc.*	2,071	8,719
Pareteum Corp. (x)*	8,524	3,727
Vonage Holdings Corp.*	10,214	75,686

		736,492

Entertainment (4.1%)
AMC Entertainment Holdings, Inc., Class A (x)	7,176	51,954
Eros International plc*	9,226	31,276
Gaia, Inc. (x)*	1,464	11,697
Lions Gate Entertainment Corp., Class B*	43,600	432,948
Live Nation Entertainment, Inc.*	159,400	11,392,318
Marcus Corp. (The)	3,118	99,059
Reading International, Inc., Class A*	2,173	24,316
Rosetta Stone, Inc.*	2,535	45,985

		12,089,553

Interactive Media & Services (0.3%)
Care.com, Inc.*	277	4,164
Cars.com, Inc.*	8,107	99,068
COOKPAD, Inc.*	254,000	832,212
DHI Group, Inc.*	7,328	22,057
Meet Group, Inc. (The)*	3,328	16,673
TrueCar, Inc.*	2,104	9,994

		984,168

Media (0.7%)
Boston Omaha Corp., Class A (x)*	425	8,942
Clear Channel Outdoor Holdings, Inc.*	5,716	16,348
comScore, Inc.*	7,039	34,773
Cumulus Media, Inc., Class A*	2,036	35,772
Daily Journal Corp. (x)*	163	47,338
Emerald Expositions Events, Inc.	3,380	35,659
Entercom Communications Corp., Class A	16,726	77,609
Entravision Communications Corp., Class A	7,336	19,220
EW Scripps Co. (The), Class A	7,619	119,694
Fluent, Inc.*	496	1,240
Gannett Co., Inc.	16,356	104,351
Gray Television, Inc.*	7,604	163,030
Hemisphere Media Group, Inc.*	229	3,401
Lee Enterprises, Inc.*	7,632	10,837
Liberty Latin America Ltd., Class A*	6,591	127,206
Liberty Latin America Ltd., Class C*	15,878	308,986
Marchex, Inc., Class B*	5,169	19,539
MSG Networks, Inc., Class A*	6,004	104,470
National CineMedia, Inc.	7,648	55,754
Saga Communications, Inc., Class A	498	15,139
Scholastic Corp.	4,157	159,837
TEGNA, Inc.	30,504	509,112
Tribune Publishing Co.	2,519	33,150
WideOpenWest, Inc.*	3,593	26,660

		2,038,067

Wireless Telecommunication Services (0.0%)
Spok Holdings, Inc.	2,416	29,548

Total Communication Services		15,877,828

Consumer Discretionary (5.8%)
Auto Components (0.8%)
Adient plc*	12,248	260,270
American Axle & Manufacturing Holdings, Inc.*	15,728	169,233
Cooper Tire & Rubber Co.	7,028	202,055
Cooper-Standard Holdings, Inc.*	2,390	79,252
Dana, Inc.	20,206	367,749
Dorman Products, Inc.*	8,000	605,760
Modine Manufacturing Co.*	6,821	52,522
Motorcar Parts of America, Inc. (x)*	2,602	57,322
Standard Motor Products, Inc.	2,320	123,470
Stoneridge, Inc.*	3,324	97,460
Tenneco, Inc., Class A	7,115	93,207
Visteon Corp.*	3,909	338,480

		2,446,780

Automobiles (0.0%)
Winnebago Industries, Inc.	1,271	67,338

Distributors (0.0%)
Weyco Group, Inc.	905	23,937

Diversified Consumer Services (0.4%)
Adtalem Global Education, Inc.*	7,558	264,303
American Public Education, Inc.*	2,159	59,135
Carriage Services, Inc.	2,255	57,728
Collectors Universe, Inc.	79	1,821
Houghton Mifflin Harcourt Co.*	14,406	90,037
K12, Inc.*	5,079	103,358
Laureate Education, Inc., Class A*	16,539	291,252
OneSpaWorld Holdings Ltd.*	6,406	107,877
Regis Corp.*	3,071	54,879
Select Interior Concepts, Inc., Class A*	2,168	19,490
WW International, Inc.*	6,538	249,817

		1,299,697

Hotels, Restaurants & Leisure (0.9%)
BBX Capital Corp.	9,406	44,867
Biglari Holdings, Inc., Class B*	26	2,975
Boyd Gaming Corp.	1,089	32,605
Brinker International, Inc.	1,258	52,836
Carrols Restaurant Group, Inc.*	4,732	33,361

See Notes to Financial Statements.

34

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Century Casinos, Inc.*	4,018	$31,822
Chuy’s Holdings, Inc.*	1,712	44,375
Del Taco Restaurants, Inc.*	4,131	32,655
Denny’s Corp.*	2,031	40,376
Dine Brands Global, Inc. (x)	899	75,084
Drive Shack, Inc.*	865	3,166
El Pollo Loco Holdings, Inc. (x)*	2,833	42,892
Fiesta Restaurant Group, Inc.*	3,366	33,290
Golden Entertainment, Inc.*	1,293	24,851
Habit Restaurants, Inc. (The), Class A*	2,030	21,173
Inspired Entertainment, Inc.*	193	1,303
J Alexander’s Holdings, Inc.*	1,707	16,319
Jack in the Box, Inc.	3,072	239,708
Kura Sushi USA, Inc., Class A*	206	5,243
Marriott Vacations Worldwide Corp.	4,771	614,314
Monarch Casino & Resort, Inc.*	339	16,458
Nathan’s Famous, Inc.	245	17,366
Papa John’s International, Inc.	348	21,976
Penn National Gaming, Inc.*	13,746	351,348
Potbelly Corp.*	3,018	12,736
RCI Hospitality Holdings, Inc.	1,286	26,363
Red Lion Hotels Corp.*	3,439	12,827
Red Robin Gourmet Burgers, Inc.*	1,796	59,304
Wendy’s Co. (The)	28,000	621,880
Wingstop, Inc.	326	28,111

		2,561,584

Household Durables (1.2%)
Bassett Furniture Industries, Inc.	1,314	21,917
Beazer Homes USA, Inc.*	3,925	55,460
Century Communities, Inc.*	2,210	60,443
Ethan Allen Interiors, Inc.	3,329	63,451
Flexsteel Industries, Inc.	1,086	21,633
GoPro, Inc., Class A (x)*	1,357	5,889
Green Brick Partners, Inc.*	3,062	35,152
Hooker Furniture Corp.	1,549	39,794
KB Home	9,642	330,431
La-Z-Boy, Inc.	3,606	113,517
Legacy Housing Corp.*	437	7,272
Lifetime Brands, Inc.	1,646	11,440
M.D.C. Holdings, Inc.	7,092	270,631
M/I Homes, Inc.*	3,813	150,042
Meritage Homes Corp.*	5,092	311,172
Purple Innovation, Inc. (x)*	800	6,968
Taylor Morrison Home Corp., Class A*	12,769	279,130
TRI Pointe Group, Inc.*	94,051	1,465,315
Tupperware Brands Corp.	6,788	58,241
Universal Electronics, Inc.*	186	9,720
William Lyon Homes, Class A*	4,402	87,952
ZAGG, Inc.*	3,817	30,956

		3,436,526

Internet & Direct Marketing Retail (0.2%)
Lands’ End, Inc.*	1,416	23,789
Leaf Group Ltd.*	632	2,528
Liquidity Services, Inc.*	4,039	24,072
Overstock.com, Inc. (x)*	3,271	23,061
PetMed Express, Inc. (x)	1,924	45,252
Quotient Technology, Inc.*	9,565	94,311
RealReal, Inc. (The) (x)*	1,783	33,610
Rubicon Project, Inc. (The)*	2,213	18,058
Stamps.com, Inc.*	2,315	193,349
Stitch Fix, Inc., Class A (x)*	680	17,449
Waitr Holdings, Inc. (x)*	6,072	1,955

		477,434

Leisure Products (0.2%)
Acushnet Holdings Corp.	4,915	159,737
American Outdoor Brands Corp.*	7,523	69,813
Callaway Golf Co.	13,125	278,250
Clarus Corp.	1,360	18,442
Escalade, Inc.	1,479	14,539
Johnson Outdoors, Inc., Class A	279	21,399
Sturm Ruger & Co., Inc.	223	10,488
Vista Outdoor, Inc.*	7,943	59,414

		632,082

Multiline Retail (0.1%)
Big Lots, Inc.	5,510	158,247
Dillard’s, Inc., Class A (x)	1,399	102,799
JC Penney Co., Inc. (x)*	46,527	52,110

		313,156

Specialty Retail (1.4%)
Aaron’s, Inc.	1,076	61,450
Abercrombie & Fitch Co., Class A	8,806	152,256
American Eagle Outfitters, Inc.	2,167	31,855
Ascena Retail Group, Inc. (x)*	1,189	9,114
At Home Group, Inc.*	6,409	35,249
Barnes & Noble Education, Inc.*	5,504	23,502
Bed Bath & Beyond, Inc. (x)	17,089	295,640
Buckle, Inc. (The) (x)	4,060	109,782
Caleres, Inc.	5,518	131,052
Cato Corp. (The), Class A	3,059	53,227
Chico’s FAS, Inc.	16,279	62,023
Citi Trends, Inc.	1,559	36,044
Conn’s, Inc. (x)*	2,525	31,285
Container Store Group, Inc. (The)*	2,314	9,765
Designer Brands, Inc., Class A	5,578	87,798
Express, Inc.*	9,461	46,075
GameStop Corp., Class A (x)	11,567	70,327
Genesco, Inc.*	2,030	97,278
GNC Holdings, Inc., Class A (x)*	10,944	29,549
Group 1 Automotive, Inc.	2,488	248,800
Guess?, Inc. (x)	6,451	144,373
Haverty Furniture Cos., Inc.	2,412	48,626
Hibbett Sports, Inc.*	2,307	64,688
Hudson Ltd., Class A*	5,232	80,259
J. Jill, Inc. (x)	2,464	2,784
Lithia Motors, Inc., Class A	1,210	177,870
Lumber Liquidators Holdings, Inc.*	3,327	32,505
MarineMax, Inc.*	2,662	44,429
Michaels Cos., Inc. (The) (x)*	11,928	96,498
Murphy USA, Inc.*	3,382	395,694
Office Depot, Inc.	76,541	209,722
Party City Holdco, Inc. (x)*	7,941	18,582
RH*	1,661	354,623

See Notes to Financial Statements.

35

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
RTW RetailWinds, Inc.*	4,315	$3,456
Sally Beauty Holdings, Inc.*	16,877	308,005
Shoe Carnival, Inc. (x)	1,313	48,949
Signet Jewelers Ltd.	7,259	157,811
Sleep Number Corp.*	344	16,939
Sonic Automotive, Inc., Class A	3,400	105,400
Sportsman’s Warehouse Holdings, Inc.*	6,068	48,726
Tailored Brands, Inc. (x)	857	3,548
Tilly’s, Inc., Class A	3,132	38,367
Winmark Corp.	218	43,229
Zumiez, Inc.*	2,761	95,365

		4,162,519

Textiles, Apparel & Luxury Goods (0.6%)
Culp, Inc.	1,572	21,411
Delta Apparel, Inc.*	859	26,715
Fossil Group, Inc.*	6,491	51,149
G-III Apparel Group Ltd.*	6,181	207,063
Kontoor Brands, Inc. (x)	4,745	199,243
Movado Group, Inc.	31,164	677,505
Oxford Industries, Inc.	1,418	106,946
Rocky Brands, Inc.	1,012	29,783
Superior Group of Cos., Inc.	1,145	15,503
Unifi, Inc.*	2,003	50,596
Vera Bradley, Inc.*	2,972	35,070
Vince Holding Corp. (x)*	433	7,495
Wolverine World Wide, Inc.	5,735	193,499

		1,621,978

Total Consumer Discretionary		17,043,031

Consumer Staples (4.2%)
Beverages (0.5%)
Craft Brew Alliance, Inc. (x)*	1,561	25,756
Crimson Wine Group Ltd.*	216,400	1,601,360

		1,627,116

Food & Staples Retailing (0.3%)
Andersons, Inc. (The)	4,381	110,752
BJ’s Wholesale Club Holdings, Inc.*	10,320	234,677
Ingles Markets, Inc., Class A	1,969	93,547
Natural Grocers by Vitamin Cottage, Inc.	1,292	12,752
PriceSmart, Inc.	2,901	206,029
Rite Aid Corp. (x)*	7,823	121,022
SpartanNash Co.	4,994	71,115
United Natural Foods, Inc.*	7,402	64,841
Village Super Market, Inc., Class A	1,115	25,868
Weis Markets, Inc.	1,325	53,649

		994,252

Food Products (1.0%)
Alico, Inc.	22,958	822,585
B&G Foods, Inc. (x)	7,977	143,028
Cal-Maine Foods, Inc.	4,428	189,297
Darling Ingredients, Inc.*	23,032	646,739
Farmer Brothers Co.*	1,557	23,449
Fresh Del Monte Produce, Inc.	4,286	149,924
Hostess Brands, Inc.*	16,758	243,661
Lancaster Colony Corp.	723	115,752
Landec Corp.*	3,595	40,660
Limoneira Co.	1,604	30,845
Sanderson Farms, Inc.	441	77,713
Seneca Foods Corp., Class A*	905	36,915
Simply Good Foods Co. (The)*	11,560	329,922
Tootsie Roll Industries, Inc. (x)	281	9,593

		2,860,083

Household Products (0.1%)
Central Garden & Pet Co.*	1,501	46,636
Central Garden & Pet Co., Class A*	5,877	172,549
Oil-Dri Corp. of America	728	26,390

		245,575

Personal Products (2.2%)
BellRing Brands, Inc., Class A*	2,252	47,945
Edgewell Personal Care Co.*	7,570	234,367
elf Beauty, Inc.*	3,205	51,697
Inter Parfums, Inc.	86,000	6,253,060
Nature’s Sunshine Products, Inc.*	1,251	11,171
Revlon, Inc., Class A (x)*	187	4,006

		6,602,246

Tobacco (0.1%)
Pyxus International, Inc. (x)*	1,255	11,220
Universal Corp.	3,441	196,343
Vector Group Ltd. (x)	1,048	14,033

		221,596

Total Consumer Staples		12,550,868

Energy (23.1%)
Energy Equipment & Services (1.7%)
Archrock, Inc.	18,136	182,085
Covia Holdings Corp. (x)*	5,988	12,215
Diamond Offshore Drilling, Inc. (x)*	8,977	64,545
Dril-Quip, Inc.*	5,080	238,303
Era Group, Inc.*	2,739	27,856
Exterran Corp.*	4,101	32,111
Forum Energy Technologies, Inc.*	12,329	20,713
Frank’s International NV*	14,987	77,483
FTS International, Inc.*	2,591	2,695
Geospace Technologies Corp.*	1,788	29,985
Helix Energy Solutions Group, Inc.*	19,807	190,741
Independence Contract Drilling, Inc.*	6,778	6,756
KLX Energy Services Holdings, Inc.*	3,032	19,526
Liberty Oilfield Services, Inc., Class A	5,308	59,025
Mammoth Energy Services, Inc.	1,883	4,143
Matrix Service Co.*	3,750	85,800
McDermott International, Inc. (x)*	26,467	17,908
Nabors Industries Ltd.	49,087	141,371
National Energy Services Reunited Corp.*	3,379	30,816

See Notes to Financial Statements.

36

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Natural Gas Services Group, Inc.*	1,851	$22,693
NCS Multistage Holdings, Inc.*	1,486	3,121
Newpark Resources, Inc.*	12,211	76,563
NexTier Oilfield Solutions, Inc.*	22,507	150,797
Nine Energy Service, Inc. (x)*	2,315	18,103
Noble Corp. plc*	36,010	43,932
Oceaneering International, Inc.*	13,877	206,906
Oil States International, Inc.*	8,372	136,547
Pacific Drilling SA (x)*	4,282	17,471
Parker Drilling Co. (x)*	1,316	29,610
ProPetro Holding Corp.*	4,786	53,842
RigNet, Inc.*	251	1,657
RPC, Inc. (x)	7,983	41,831
SEACOR Holdings, Inc.*	2,408	103,905
SEACOR Marine Holdings, Inc.*	2,747	37,881
Seadrill Ltd. (x)*	8,402	21,341
Select Energy Services, Inc., Class A*	8,347	77,460
Smart Sand, Inc. (x)*	3,340	8,417
Subsea 7 SA (ADR)	200,000	2,374,440
TETRA Technologies, Inc.*	17,265	33,839
Tidewater, Inc.*	5,487	105,789
US Silica Holdings, Inc. (x)	10,167	62,527
US Well Services, Inc.*	562	1,062

		4,873,811

Oil, Gas & Consumable Fuels (21.4%)
Abraxas Petroleum Corp.*	23,089	8,107
Amplify Energy Corp. (x)	1,735	11,468
Arch Coal, Inc., Class A	2,118	151,945
Ardmore Shipping Corp.*	3,935	35,612
Berry Petroleum Corp.	8,906	83,984
Bonanza Creek Energy, Inc.*	2,583	60,287
Brigham Minerals, Inc., Class A	671	14,386
California Resources Corp. (x)*	6,753	60,980
Callon Petroleum Co. (x)*	53,837	260,033
Chaparral Energy, Inc., Class A (x)*	4,462	7,853
Clean Energy Fuels Corp.*	18,421	43,105
CNX Resources Corp.*	26,162	231,534
Comstock Resources, Inc. (x)*	2,169	17,851
CONSOL Energy, Inc.*	3,632	52,700
Contura Energy, Inc.*	2,401	21,729
CVR Energy, Inc.	2,423	97,962
Delek US Holdings, Inc.	10,389	348,343
Denbury Resources, Inc. (x)*	67,557	95,255
DHT Holdings, Inc.	12,807	106,042
Diamond S Shipping, Inc., Class S*	3,135	52,480
Dorian LPG Ltd.*	3,015	46,672
Earthstone Energy, Inc., Class A*	2,940	18,610
Energy Fuels, Inc. (x)*	13,129	25,076
Evolution Petroleum Corp.	523	2,861
Extraction Oil & Gas, Inc. (x)*	11,843	25,107
Falcon Minerals Corp.	4,596	32,448
GasLog Ltd. (x)	2,014	19,717
Golar LNG Ltd.	12,170	173,057
Goodrich Petroleum Corp.*	406	4,076
Green Plains, Inc.	4,820	74,373
Gulfport Energy Corp.*	22,217	67,540
Hallador Energy Co.	2,871	8,527
HighPoint Resources Corp.*	15,024	25,391
International Seaways, Inc.*	3,507	104,368
Jagged Peak Energy, Inc. (x)*	3,473	29,486
Laredo Petroleum, Inc.*	25,031	71,839
Magnolia Oil & Gas Corp., Class A (x)*	14,112	177,529
Matador Resources Co.*	14,109	253,539
Montage Resources Corp.*	3,087	24,511
NACCO Industries, Inc., Class A	526	24,633
Navigator Holdings Ltd.*	10,000	134,700
Nordic American Tankers Ltd.	19,345	95,177
Northern Oil and Gas, Inc.*	41,115	96,209
Oasis Petroleum, Inc.*	44,365	144,630
Overseas Shipholding Group, Inc., Class A*	9,532	21,924
Panhandle Oil and Gas, Inc., Class A	2,142	24,012
Par Pacific Holdings, Inc.*	5,047	117,292
PDC Energy, Inc.*	8,668	226,842
Peabody Energy Corp.	8,995	82,034
Penn Virginia Corp.*	1,953	59,274
Permian Basin Royalty Trust	172,800	667,008
PrimeEnergy Resources Corp.*	21	3,176
QEP Resources, Inc.	33,408	150,336
Renewable Energy Group, Inc.*	5,114	137,822
REX American Resources Corp.*	764	62,617
Ring Energy, Inc. (x)*	5,012	13,232
SandRidge Energy, Inc.*	4,567	19,364
Scorpio Tankers, Inc.	6,198	243,829
SFL Corp. Ltd. (x)	11,301	164,317
SilverBow Resources, Inc.*	1,085	10,742
SM Energy Co.	15,667	176,097
Southwestern Energy Co. (x)*	75,803	183,443
SRC Energy, Inc.*	33,954	139,891
Talos Energy, Inc.*	2,816	84,902
Teekay Corp.	9,932	52,838
Teekay Tankers Ltd., Class A*	3,313	79,413
Texas Pacific Land Trust	72,478	56,621,263
Unit Corp. (x)*	7,627	5,305
W&T Offshore, Inc.*	13,146	73,092
Whiting Petroleum Corp. (x)*	12,766	93,702
World Fuel Services Corp.	9,069	393,776

		63,349,275

Total Energy		68,223,086

Financials (17.8%)
Banks (9.1%)
1st Constitution Bancorp	1,146	25,361
1st Source Corp.	1,929	100,077
ACNB Corp.	941	35,589
Allegiance Bancshares, Inc.*	2,654	99,790
Amalgamated Bank, Class A	1,900	36,955
Amerant Bancorp, Inc. (x)*	2,761	60,162
American National Bankshares, Inc.	1,557	61,610
Ameris Bancorp	7,251	308,458
Ames National Corp.	1,217	34,149
Arrow Financial Corp.	1,793	67,775
Atlantic Capital Bancshares, Inc.*	2,818	51,710
Atlantic Union Bankshares Corp.	11,235	421,874
Banc of California, Inc.	6,271	107,736

See Notes to Financial Statements.

37

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
BancFirst Corp.	2,617	$163,405
Bancorp, Inc. (The)*	7,085	91,892
BancorpSouth Bank	13,838	434,652
Bank First Corp. (x)	40	2,800
Bank of Commerce Holdings	2,473	28,613
Bank of Marin Bancorp	1,867	84,108
Bank of NT Butterfield & Son Ltd. (The)	5,211	192,911
Bank of Princeton (The)	839	26,420
Bank7 Corp.	491	9,309
BankFinancial Corp.	1,985	25,964
Bankwell Financial Group, Inc.	955	27,542
Banner Corp.	4,767	269,765
Bar Harbor Bankshares	2,154	54,690
Baycom Corp.*	1,001	22,763
BCB Bancorp, Inc.	2,014	27,773
Berkshire Hills Bancorp, Inc.	6,336	208,328
Boston Private Financial Holdings, Inc.	11,736	141,184
Bridge Bancorp, Inc.	2,209	74,068
Brookline Bancorp, Inc.	10,975	180,648
Bryn Mawr Bank Corp.	2,771	114,276
Business First Bancshares, Inc.	1,710	42,630
Byline Bancorp, Inc.	3,259	63,779
C&F Financial Corp.	444	24,567
Cadence Bancorp	17,685	320,629
Cambridge Bancorp (x)	459	36,789
Camden National Corp.	2,109	97,141
Capital Bancorp, Inc.*	1,151	17,138
Capital City Bank Group, Inc.	1,953	59,566
Capstar Financial Holdings, Inc.	2,146	35,731
Carolina Financial Corp.	3,278	141,708
Carter Bank & Trust*	3,165	75,074
Cathay General Bancorp	10,807	411,206
CBTX, Inc.	2,553	79,449
CenterState Bank Corp.	16,931	422,936
Central Pacific Financial Corp.	3,611	106,813
Central Valley Community Bancorp	1,599	34,650
Century Bancorp, Inc., Class A	343	30,856
Chemung Financial Corp.	516	21,930
Citizens & Northern Corp.	1,681	47,488
City Holding Co.	2,036	166,850
Civista Bancshares, Inc.	2,238	53,712
CNB Financial Corp.	1,985	64,870
Coastal Financial Corp.*	482	7,939
Codorus Valley Bancorp, Inc.	1,321	30,423
Colony Bankcorp, Inc.	1,080	17,820
Columbia Banking System, Inc.	10,128	412,058
Community Bank System, Inc.	7,137	506,299
Community Bankers Trust Corp.	3,041	27,004
Community Financial Corp. (The)	739	26,286
Community Trust Bancorp, Inc.	2,155	100,509
ConnectOne Bancorp, Inc.	4,800	123,456
CrossFirst Bankshares, Inc.*	719	10,368
Customers Bancorp, Inc.*	3,952	94,097
CVB Financial Corp.	18,725	404,085
Dime Community Bancshares, Inc.	4,467	93,316
Eagle Bancorp, Inc.	4,337	210,908
Enterprise Bancorp, Inc.	1,283	43,455
Enterprise Financial Services Corp.	3,409	164,348
Equity Bancshares, Inc., Class A*	2,013	62,141
Esquire Financial Holdings, Inc.*	593	15,460
Evans Bancorp, Inc.	701	28,110
Farmers & Merchants Bancorp, Inc. (x)	1,379	41,577
Farmers National Banc Corp.	3,713	60,596
FB Financial Corp.	1,239	49,052
Fidelity D&D Bancorp, Inc. (x)	245	15,241
Financial Institutions, Inc.	2,094	67,217
First Bancorp (Nasdaq Stock Exchange)	4,163	166,145
First Bancorp (Quotrix Stock Exchange)	30,302	320,898
First Bancorp, Inc.	1,511	45,678
First Bancshares, Inc. (The)	2,328	82,691
First Bank	2,365	26,133
First Busey Corp.	7,232	198,880
First Business Financial Services, Inc.	1,220	32,123
First Capital, Inc. (x)	448	32,704
First Choice Bancorp	1,393	37,555
First Commonwealth Financial Corp.	13,552	196,640
First Community Bankshares, Inc.	2,131	66,104
First Financial Bancorp	13,683	348,096
First Financial Corp.	1,643	75,118
First Financial Northwest, Inc.	1,123	16,778
First Foundation, Inc.	3,822	66,503
First Guaranty Bancshares, Inc.	714	15,544
First Internet Bancorp	1,320	31,297
First Interstate BancSystem, Inc., Class A	5,363	224,817
First Merchants Corp.	7,700	320,243
First Mid Bancshares, Inc.	2,045	72,086
First Midwest Bancorp, Inc.	14,959	344,955
First Northwest Bancorp	1,236	22,409
First of Long Island Corp. (The)	3,311	83,040
Flushing Financial Corp.	3,805	82,207
FNCB Bancorp, Inc.	2,425	20,491
Franklin Financial Network, Inc.	1,833	62,927
Franklin Financial Services Corp.	606	23,446
Fulton Financial Corp.	22,631	394,458
FVCBankcorp, Inc.*	1,772	30,957
German American Bancorp, Inc.	3,450	122,889
Glacier Bancorp, Inc.	10,410	478,756
Great Southern Bancorp, Inc.	1,561	98,843
Great Western Bancorp, Inc.	7,948	276,114
Guaranty Bancshares, Inc.	1,191	39,160
Hancock Whitney Corp.	12,198	535,248
Hanmi Financial Corp.	3,788	75,741
HarborOne Bancorp, Inc.*	1,962	21,562
Hawthorn Bancshares, Inc.	828	21,114
HBT Financial, Inc.*	1,138	21,611
Heartland Financial USA, Inc.	4,876	242,532
Heritage Commerce Corp.	6,648	85,294
Heritage Financial Corp.	5,177	146,509
Hilltop Holdings, Inc.	9,846	245,461
Home BancShares, Inc.	21,695	426,524
HomeTrust Bancshares, Inc.	1,420	38,099

See Notes to Financial Statements.

38

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Hope Bancorp, Inc.	16,779	$249,336
Horizon Bancorp, Inc.	5,418	102,942
Howard Bancorp, Inc.*	1,823	30,772
IBERIABANK Corp.	7,318	547,606
Independent Bank Corp./MA	4,227	351,898
Independent Bank Corp./MI	2,130	48,244
Independent Bank Group, Inc.	3,790	210,118
International Bancshares Corp.	7,795	335,731
Investar Holding Corp.	933	22,392
Investors Bancorp, Inc.	31,944	380,613
Lakeland Bancorp, Inc.	6,924	120,339
Lakeland Financial Corp.	855	41,835
LCNB Corp.	1,690	32,617
Level One Bancorp, Inc.	780	19,625
Live Oak Bancshares, Inc.	3,675	69,862
Macatawa Bank Corp.	3,704	41,226
Mackinac Financial Corp.	1,331	23,239
MainStreet Bancshares, Inc.*	1,037	23,851
Malvern Bancorp, Inc.*	886	20,458
Mercantile Bank Corp.	2,242	81,766
Metrocity Bankshares, Inc.	2,001	35,038
Metropolitan Bank Holding Corp.*	1,024	49,388
Mid Penn Bancorp, Inc.	1,027	29,578
Midland States Bancorp, Inc.	2,795	80,943
MidWestOne Financial Group, Inc.	1,650	59,779
MutualFirst Financial, Inc.	818	32,450
MVB Financial Corp.	1,332	33,193
National Bank Holdings Corp., Class A	2,733	96,256
National Bankshares, Inc.	870	39,089
NBT Bancorp, Inc.	6,020	244,171
Nicolet Bankshares, Inc.*	1,296	95,710
Northeast Bank	986	21,682
Northrim BanCorp, Inc.	918	35,159
Norwood Financial Corp.	853	33,182
Oak Valley Bancorp	938	18,253
OFG Bancorp	7,119	168,080
Ohio Valley Banc Corp.	617	24,446
Old National Bancorp	23,803	435,357
Old Second Bancorp, Inc.	4,101	55,240
Opus Bank	3,019	78,102
Origin Bancorp, Inc.	2,592	98,081
Orrstown Financial Services, Inc.	1,383	31,283
Pacific Mercantile Bancorp*	2,850	23,142
Pacific Premier Bancorp, Inc.	8,164	266,187
Park National Corp.	1,855	189,915
Parke Bancorp, Inc.	1,333	33,845
PCB Bancorp	1,807	31,225
Peapack Gladstone Financial Corp.	2,606	80,525
Penns Woods Bancorp, Inc.	952	33,853
Peoples Bancorp of North Carolina, Inc.	705	23,159
Peoples Bancorp, Inc.	2,462	85,333
Peoples Financial Services Corp.	950	47,832
People’s Utah Bancorp	2,028	61,083
Preferred Bank	1,367	82,143
Premier Financial Bancorp, Inc.	1,882	34,139
QCR Holdings, Inc.	2,081	91,273
RBB Bancorp	2,346	49,665
Red River Bancshares, Inc. (x)*	630	35,318
Reliant Bancorp, Inc.	1,370	30,469
Renasant Corp.	7,824	277,126
Republic Bancorp, Inc., Class A	1,374	64,303
Republic First Bancorp, Inc.*	6,223	26,012
Richmond Mutual Bancorporation, Inc. (x)*	1,549	24,722
S&T Bancorp, Inc.	5,311	213,980
Sandy Spring Bancorp, Inc.	4,893	185,347
SB One Bancorp	1,204	30,004
Seacoast Banking Corp. of Florida*	5,898	180,302
Select Bancorp, Inc.*	2,289	28,155
ServisFirst Bancshares, Inc.	1,233	46,459
Shore Bancshares, Inc.	1,923	33,383
Sierra Bancorp	1,899	55,299
Silvergate Capital Corp., Class A (x)*	375	5,966
Simmons First National Corp., Class A	12,793	342,724
SmartFinancial, Inc.	1,870	44,226
South Plains Financial, Inc. (x)	1,372	28,634
South State Corp.	4,703	407,985
Southern First Bancshares, Inc.*	999	42,448
Southern National Bancorp of Virginia, Inc.	2,840	46,434
Southside Bancshares, Inc.	4,438	164,827
Spirit of Texas Bancshares, Inc.*	1,924	44,252
Stock Yards Bancorp, Inc.	2,289	93,986
Summit Financial Group, Inc.	1,586	42,965
Tompkins Financial Corp.	2,026	185,379
Towne Bank	9,359	260,367
TriCo Bancshares	3,711	151,446
TriState Capital Holdings, Inc.*	2,583	67,468
Triumph Bancorp, Inc.*	1,723	65,508
Trustmark Corp.	9,008	310,866
UMB Financial Corp.	6,218	426,804
Union Bankshares, Inc. (x)	411	14,903
United Bankshares, Inc.	13,710	530,029
United Community Banks, Inc.	10,151	313,463
United Security Bancshares	1,958	21,009
Unity Bancorp, Inc.	1,073	24,218
Univest Financial Corp.	4,035	108,057
Valley National Bancorp	54,563	624,746
Veritex Holdings, Inc.	4,970	144,776
Washington Trust Bancorp, Inc.	2,139	115,057
WesBanco, Inc.	9,095	343,700
West Bancorporation, Inc.	1,860	47,672
Westamerica Bancorp	2,970	201,277

		27,010,334

Capital Markets (3.6%)
Artisan Partners Asset Management, Inc., Class A	3,233	104,490
Assetmark Financial Holdings, Inc.*	996	28,904
Associated Capital Group, Inc., Class A (x)‡	189,834	7,441,493
B. Riley Financial, Inc.	2,911	73,299
Blucora, Inc.*	1,948	50,921

See Notes to Financial Statements.

39

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Brightsphere Investment Group, Inc.	9,251	$94,545
Clarke, Inc.*	50,600	484,744
Cowen, Inc., Class A*	2,076	32,697
Diamond Hill Investment Group, Inc.	58	8,147
Donnelley Financial Solutions, Inc.*	4,479	46,895
GAIN Capital Holdings, Inc.	2,863	11,309
Galaxy Digital Holdings Ltd.*	40,000	32,652
GAMCO Investors, Inc., Class A	47,142	918,798
INTL. FCStone, Inc.*	2,208	107,817
Ladenburg Thalmann Financial Services, Inc.	1,707	5,940
Moelis & Co., Class A	1,269	40,506
Oppenheimer Holdings, Inc., Class A	1,251	34,377
Piper Jaffray Cos.	1,938	154,924
PJT Partners, Inc., Class A	1,288	58,127
Sculptor Capital Management, Inc.	1,151	25,437
Stifel Financial Corp.	9,332	565,986
Virtus Investment Partners, Inc.	807	98,228
Waddell & Reed Financial, Inc., Class A	9,757	163,137
Westwood Holdings Group, Inc.	1,173	34,744
WisdomTree Investments, Inc.	11,573	56,013

		10,674,130

Consumer Finance (0.3%)
Elevate Credit, Inc.*	964	4,290
Encore Capital Group, Inc. (x)*	4,357	154,063
Enova International, Inc.*	1,631	39,242
EZCORP, Inc., Class A*	7,000	47,740
Green Dot Corp., Class A*	1,141	26,585
LendingClub Corp.*	9,391	118,514
Medallion Financial Corp.*	2,925	21,265
Nelnet, Inc., Class A	2,496	145,367
Oportun Financial Corp. (x)*	541	12,876
PRA Group, Inc.*	6,340	230,142
Regional Management Corp.*	578	17,357
World Acceptance Corp.*	319	27,562

		845,003

Diversified Financial Services (0.2%)
Alerus Financial Corp. (x)	169	3,862
Banco Latinoamericano de Comercio Exterior SA, Class E	4,484	95,868
Cannae Holdings, Inc.*	9,476	352,412
FGL Holdings	20,578	219,156
GWG Holdings, Inc. (x)*	137	1,345
Marlin Business Services Corp.	907	19,936
On Deck Capital, Inc.*	8,829	36,552

		729,131

Insurance (1.6%)
Ambac Financial Group, Inc.*	6,350	136,970
American Equity Investment Life Holding Co.	12,705	380,261
AMERISAFE, Inc.	2,687	177,423
Argo Group International Holdings Ltd.	4,567	300,280
BRP Group, Inc., Class A*	1,172	18,811
Citizens, Inc. (x)*	7,208	48,654
CNO Financial Group, Inc.	21,250	385,262
Crawford & Co., Class A	416	4,772
Donegal Group, Inc., Class A	1,542	22,852
Employers Holdings, Inc.	4,429	184,911
Enstar Group Ltd.*	1,333	275,744
FBL Financial Group, Inc., Class A	1,338	78,848
FedNat Holding Co.	827	13,753
Genworth Financial, Inc., Class A*	70,937	312,123
Global Indemnity Ltd.	995	29,482
Greenlight Capital Re Ltd., Class A*	4,077	41,218
Hallmark Financial Services, Inc.*	1,889	33,190
HCI Group, Inc.	836	38,163
Heritage Insurance Holdings, Inc.	3,272	43,354
Horace Mann Educators Corp.	5,775	252,137
Independence Holding Co.	722	30,382
Investors Title Co.	170	27,064
James River Group Holdings Ltd.	2,196	90,497
MBIA, Inc.*	9,612	89,392
National General Holdings Corp.	3,752	82,919
National Western Life Group, Inc., Class A	316	91,918
NI Holdings, Inc.*	1,381	23,753
ProAssurance Corp.	7,478	270,255
ProSight Global, Inc.*	706	11,388
Protective Insurance Corp., Class B	1,209	19,453
Safety Insurance Group, Inc.	2,072	191,722
Selective Insurance Group, Inc.	4,488	292,573
State Auto Financial Corp.	2,236	69,361
Stewart Information Services Corp.	3,298	134,525
Third Point Reinsurance Ltd.*	10,172	107,009
Tiptree, Inc.	3,706	30,167
United Fire Group, Inc.	2,700	118,071
United Insurance Holdings Corp.	2,833	35,724
Universal Insurance Holdings, Inc.	2,759	77,224
Watford Holdings Ltd.*	2,682	67,479

		4,639,084

Mortgage Real Estate Investment Trusts (REITs) (1.3%)
AG Mortgage Investment Trust, Inc. (REIT)	4,599	70,917
Anworth Mortgage Asset Corp. (REIT)	13,500	47,520
Apollo Commercial Real Estate Finance, Inc. (REIT)	21,716	397,186
Ares Commercial Real Estate Corp. (REIT) (x)	3,925	62,172
Arlington Asset Investment Corp. (REIT), Class A (x)	5,238	29,176
ARMOUR Residential REIT, Inc. (REIT)	8,225	146,981
Blackstone Mortgage Trust, Inc. (REIT), Class A (x)	17,723	659,650
Capstead Mortgage Corp. (REIT)	13,138	104,053
Cherry Hill Mortgage Investment Corp. (REIT)	2,182	31,835
Colony Credit Real Estate, Inc. (REIT)	11,332	149,129

See Notes to Financial Statements.

40

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Dynex Capital, Inc. (REIT)	3,137	$53,141
Ellington Financial, Inc. (REIT)	4,269	78,251
Exantas Capital Corp. (REIT)	4,463	52,708
Granite Point Mortgage Trust, Inc. (REIT)	7,717	141,838
Great Ajax Corp. (REIT)	2,300	34,063
Invesco Mortgage Capital, Inc. (REIT)	20,262	337,362
KKR Real Estate Finance Trust, Inc. (REIT) (x)	3,629	74,104
Ladder Capital Corp. (REIT)	14,470	261,039
New York Mortgage Trust, Inc. (REIT)	36,580	227,893
Orchid Island Capital, Inc. (REIT) (x)	8,621	50,433
PennyMac Mortgage Investment Trust (REIT)‡	12,527	279,227
Ready Capital Corp. (REIT)	4,515	69,621
Redwood Trust, Inc. (REIT)	15,500	256,370
TPG RE Finance Trust, Inc. (REIT)	6,852	138,890
Western Asset Mortgage Capital Corp. (REIT)	7,151	73,870

		3,827,429

Thrifts & Mortgage Finance (1.7%)
Axos Financial, Inc.*	2,938	88,963
Bridgewater Bancshares, Inc.*	3,034	41,809
Capitol Federal Financial, Inc.	18,710	256,888
Columbia Financial, Inc.*	7,412	125,559
Entegra Financial Corp.*	897	27,054
ESSA Bancorp, Inc.	1,351	22,899
Essent Group Ltd.	6,667	346,617
Federal Agricultural Mortgage Corp., Class C	890	74,315
First Defiance Financial Corp.	2,618	82,441
Flagstar Bancorp, Inc.	4,857	185,780
FS Bancorp, Inc.	516	32,916
Greene County Bancorp, Inc.	107	3,081
Hingham Institution for Savings	106	22,281
Home Bancorp, Inc.	1,069	41,894
HomeStreet, Inc.*	3,188	108,392
Kearny Financial Corp.	7,625	105,454
Luther Burbank Corp.	2,931	33,794
Merchants Bancorp	1,273	25,091
Meridian Bancorp, Inc.	5,755	115,618
Meta Financial Group, Inc.	2,029	74,079
MMA Capital Holdings, Inc.*	719	22,864
Mr Cooper Group, Inc.*	5,521	69,068
Northfield Bancorp, Inc.	6,204	105,220
Northwest Bancshares, Inc.	14,055	233,735
OceanFirst Financial Corp.	7,036	179,699
Ocwen Financial Corp.*	19,403	26,582
OP Bancorp	1,951	20,232
PCSB Financial Corp.	2,102	42,566
PDL Community Bancorp*	1,286	18,904
PennyMac Financial Services, Inc.‡	936	31,861
Pioneer Bancorp, Inc.*	1,304	19,964
Provident Bancorp, Inc.*	1,115	13,882
Provident Financial Holdings, Inc.	839	18,374
Provident Financial Services, Inc.	8,561	211,029
Prudential Bancorp, Inc.	1,270	23,533
Radian Group, Inc.	28,453	715,877
Riverview Bancorp, Inc.	3,024	24,827
Southern Missouri Bancorp, Inc.	1,024	39,281
Sterling Bancorp, Inc.	2,438	19,748
Territorial Bancorp, Inc.	1,077	33,322
Timberland Bancorp, Inc.	1,080	32,119
TrustCo Bank Corp.	13,733	119,065
United Community Financial Corp.	5,600	65,296
Walker & Dunlop, Inc.	3,450	223,146
Washington Federal, Inc.	11,143	408,391
Waterstone Financial, Inc.	3,030	57,661
Western New England Bancorp, Inc.	3,386	32,607
WSFS Financial Corp.	7,207	317,036

		4,940,814

Total Financials		52,665,925

Health Care (2.6%)
Biotechnology (1.1%)
89bio, Inc. (x)*	96	2,524
Abeona Therapeutics, Inc.*	4,601	15,045
Acceleron Pharma, Inc.*	1,089	57,739
Achillion Pharmaceuticals, Inc.*	19,197	115,758
Acorda Therapeutics, Inc.*	6,442	13,142
Adamas Pharmaceuticals, Inc.*	3,233	12,253
ADMA Biologics, Inc.*	451	1,804
Aduro Biotech, Inc.*	1,582	1,867
Aeglea BioTherapeutics, Inc.*	3,178	24,280
Affimed NV (x)*	1,419	3,888
Akebia Therapeutics, Inc.*	16,309	103,073
Akero Therapeutics, Inc. (x)*	218	4,839
Aldeyra Therapeutics, Inc.*	894	5,194
AMAG Pharmaceuticals, Inc. (x)*	4,720	57,442
AnaptysBio, Inc.*	550	8,938
Anika Therapeutics, Inc.*	1,879	97,426
Applied Therapeutics, Inc. (x)*	184	5,020
Aprea Therapeutics, Inc.*	187	8,581
Arcus Biosciences, Inc.*	4,507	45,521
Ardelyx, Inc.*	6,468	48,542
Arena Pharmaceuticals, Inc.*	1,396	63,406
ArQule, Inc.*	1,460	29,142
Assembly Biosciences, Inc.*	2,911	59,559
Atreca, Inc., Class A*	165	2,553
Avid Bioservices, Inc.*	724	5,553
Beyondspring, Inc. (x)*	128	1,984
BioCryst Pharmaceuticals, Inc.*	3,405	11,747
Bridgebio Pharma, Inc. (x)*	681	23,869
Cabaletta Bio, Inc.*	301	4,205
Calithera Biosciences, Inc.*	5,816	33,209
CareDx, Inc.*	370	7,981
CASI Pharmaceuticals, Inc. (x)*	870	2,688
Castle Biosciences, Inc.*	112	3,849
Cellular Biomedicine Group, Inc. (x)*	402	6,529
CEL-SCI Corp. (x)*	378	3,459
Chimerix, Inc.*	6,999	14,208
Coherus Biosciences, Inc.*	5,201	93,644
Concert Pharmaceuticals, Inc.*	3,173	29,271
Constellation Pharmaceuticals, Inc. (x)*	229	10,788
Cortexyme, Inc. (x)*	90	5,053

See Notes to Financial Statements.

41

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Cyclerion Therapeutics, Inc.*	248	$675
Cytokinetics, Inc. (x)*	735	7,798
Dynavax Technologies Corp. (x)*	1,053	6,023
Enochian Biosciences, Inc. (x)*	1,174	5,894
Epizyme, Inc.*	2,999	73,775
Evelo Biosciences, Inc. (x)*	1,573	6,386
FibroGen, Inc.*	1,136	48,723
Five Prime Therapeutics, Inc.*	4,990	22,904
Frequency Therapeutics, Inc.*	167	2,928
G1 Therapeutics, Inc.*	1,888	49,900
Geron Corp. (x)*	26,776	36,415
Gossamer Bio, Inc.*	2,869	44,842
Gritstone Oncology, Inc. (x)*	2,773	24,874
Harpoon Therapeutics, Inc.*	682	10,087
IGM Biosciences, Inc.*	140	5,342
ImmunoGen, Inc.*	9,324	47,599
Immunomedics, Inc.*	2,351	49,747
Intellia Therapeutics, Inc. (x)*	1,494	21,917
Intrexon Corp. (x)*	7,682	42,097
Jounce Therapeutics, Inc.*	2,291	20,000
Karuna Therapeutics, Inc. (x)*	137	10,322
Kezar Life Sciences, Inc.*	2,082	8,349
Kiniksa Pharmaceuticals Ltd., Class A*	143	1,582
Ligand Pharmaceuticals, Inc.*	2,015	210,144
Lineage Cell Therapeutics, Inc. (x)*	15,478	13,775
MacroGenics, Inc.*	3,641	39,614
Medicines Co. (The) (x)*	7,092	602,395
Mersana Therapeutics, Inc.*	5,129	29,389
Minerva Neurosciences, Inc.*	826	5,873
Molecular Templates, Inc.*	898	12,559
Morphic Holding, Inc. (x)*	237	4,067
Myriad Genetics, Inc.*	8,804	239,733
Neon Therapeutics, Inc. (x)*	2,002	2,362
NextCure, Inc. (x)*	98	5,520
Novavax, Inc. (x)*	2,240	8,915
OPKO Health, Inc. (x)*	53,928	79,274
Oyster Point Pharma, Inc.*	176	4,301
PDL BioPharma, Inc.*	15,429	50,067
PolarityTE, Inc. (x)*	1,993	5,182
Prevail Therapeutics, Inc.*	181	2,865
Principia Biopharma, Inc.*	139	7,614
Protagonist Therapeutics, Inc.*	804	5,668
Prothena Corp. plc*	5,559	87,999
Rigel Pharmaceuticals, Inc.*	2,349	5,027
Sangamo Therapeutics, Inc.*	4,836	40,477
Solid Biosciences, Inc. (x)*	2,375	10,569
Spectrum Pharmaceuticals, Inc.*	1,210	4,404
Spero Therapeutics, Inc.*	1,392	13,384
SpringWorks Therapeutics, Inc.*	301	11,586
Stoke Therapeutics, Inc.*	279	7,901
Sutro Biopharma, Inc.*	1,254	13,794
Synlogic, Inc.*	2,319	5,983
Synthorx, Inc.*	140	9,785
TCR2 Therapeutics, Inc.*	1,537	21,948
TG Therapeutics, Inc. (x)*	1,165	12,932
Turning Point Therapeutics, Inc.*	194	12,084
UNITY Biotechnology, Inc. (x)*	1,111	8,010
VBI Vaccines, Inc. (x)*	2,333	3,220
Viela Bio, Inc.*	152	4,127
Viking Therapeutics, Inc. (x)*	8,195	65,724
Vir Biotechnology, Inc. (x)*	229	2,880

		3,264,903

Health Care Equipment & Supplies (0.3%)
Alphatec Holdings, Inc.*	642	4,555
AngioDynamics, Inc.*	5,123	82,019
Apyx Medical Corp.*	4,140	35,024
Avanos Medical, Inc.*	6,638	223,701
Cerus Corp.*	2,284	9,639
ElectroCore, Inc. (x)*	1,807	2,873
Integer Holdings Corp.*	1,213	97,562
Invacare Corp.	4,644	41,889
LeMaitre Vascular, Inc.	324	11,648
LivaNova plc*	1,435	108,242
Meridian Bioscience, Inc.	5,347	52,240
OraSure Technologies, Inc.*	8,819	70,817
Orthofix Medical, Inc.*	638	29,463
Rockwell Medical, Inc. (x)*	717	1,749
RTI Surgical Holdings, Inc.*	8,077	22,131
SeaSpine Holdings Corp.*	2,326	27,935
Sientra, Inc.*	814	7,277
TransEnterix, Inc. (x)*	619	910
TransMedics Group, Inc. (x)*	273	5,190
Utah Medical Products, Inc.	80	8,632
Varex Imaging Corp.*	2,983	88,923

		932,419

Health Care Providers & Services (0.5%)
American Renal Associates Holdings, Inc.*	1,521	15,773
Brookdale Senior Living, Inc.*	25,916	188,409
Community Health Systems, Inc.*	11,961	34,687
Cross Country Healthcare, Inc.*	4,176	48,525
Diplomat Pharmacy, Inc.*	8,274	33,096
Enzo Biochem, Inc.*	6,326	16,637
Exagen, Inc. (x)*	155	3,937
Hanger, Inc.*	4,253	117,425
Magellan Health, Inc.*	1,356	106,107
National HealthCare Corp.	1,699	146,845
Option Care Health, Inc.*	15,168	56,577
Owens & Minor, Inc.	8,489	43,888
Patterson Cos., Inc.	11,729	240,210
Progyny, Inc.*	894	24,540
Surgery Partners, Inc.*	3,102	48,562
Tenet Healthcare Corp.*	958	36,433
Tivity Health, Inc.*	6,682	135,945
Triple-S Management Corp., Class B*	3,208	59,316

		1,356,912

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	22,692	222,722
Computer Programs & Systems, Inc.	1,754	46,306

See Notes to Financial Statements.

42

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Evolent Health, Inc., Class A*	8,110	$73,395
Health Catalyst, Inc. (x)*	135	4,685
HealthStream, Inc.*	2,265	61,608
Livongo Health, Inc. (x)*	272	6,816
Phreesia, Inc.*	182	4,848

		420,380

Life Sciences Tools & Services (0.2%)
Luminex Corp.	5,853	135,555
NanoString Technologies, Inc.*	445	12,380
Pacific Biosciences of California, Inc.*	1,808	9,293
Personalis, Inc.*	265	2,889
Syneos Health, Inc.*	8,098	481,629

		641,746

Pharmaceuticals (0.4%)
AcelRx Pharmaceuticals, Inc. (x)*	7,433	15,684
Aclaris Therapeutics, Inc. (x)*	4,392	8,301
Akorn, Inc.*	11,085	16,627
Assertio Therapeutics, Inc.*	9,262	11,577
Cara Therapeutics, Inc. (x)*	700	11,277
cbdMD, Inc. (x)*	1,342	3,033
Eloxx Pharmaceuticals, Inc. (x)*	370	2,723
Endo International plc*	29,852	140,006
EyePoint Pharmaceuticals, Inc. (x)*	2,961	4,589
Intra-Cellular Therapies, Inc. (x)*	3,151	108,111
Kala Pharmaceuticals, Inc. (x)*	1,512	5,579
Lannett Co., Inc. (x)*	4,513	39,805
Mallinckrodt plc (x)*	12,137	42,358
Menlo Therapeutics, Inc.*	2,198	10,199
NGM Biopharmaceuticals, Inc. (x)*	164	3,032
Osmotica Pharmaceuticals plc (x)*	1,127	7,878
Phathom Pharmaceuticals, Inc.*	307	9,560
Phibro Animal Health Corp., Class A	142	3,526
Prestige Consumer Healthcare, Inc.*	7,075	286,537
Reata Pharmaceuticals, Inc., Class A*	1,818	371,654
resTORbio, Inc. (x)*	1,996	2,974
Revance Therapeutics, Inc.*	1,028	16,684
Satsuma Pharmaceuticals, Inc.*	182	3,582
Strongbridge Biopharma plc*	5,185	10,837
TherapeuticsMD, Inc. (x)*	2,921	7,069
Verrica Pharmaceuticals, Inc.*	1,076	17,098
WaVe Life Sciences Ltd. (x)*	680	5,450
Xeris Pharmaceuticals, Inc.*	213	1,502

		1,167,252

Total Health Care		7,783,612

Industrials (11.5%)
Aerospace & Defense (0.4%)
AAR Corp.	4,663	210,301
Aerojet Rocketdyne Holdings, Inc.*	3,055	139,491
Cubic Corp.	3,695	234,891
Ducommun, Inc.*	1,267	64,022
Maxar Technologies, Inc.	8,266	129,528
Moog, Inc., Class A	593	50,601
National Presto Industries, Inc.	629	55,597
Park Aerospace Corp.	2,703	43,978
Triumph Group, Inc.	5,264	133,021
Vectrus, Inc.*	1,588	81,401
Wesco Aircraft Holdings, Inc.*	5,393	59,431

		1,202,262

Air Freight & Logistics (0.1%)
Atlas Air Worldwide Holdings, Inc.*	3,255	89,740
Echo Global Logistics, Inc.*	3,742	77,460
Hub Group, Inc., Class A*	4,518	231,728

		398,928

Airlines (0.3%)
Hawaiian Holdings, Inc.	6,479	189,770
Mesa Air Group, Inc.*	1,666	14,894
SkyWest, Inc.	6,918	447,110
Spirit Airlines, Inc.*	2,035	82,031

		733,805

Building Products (0.3%)
Apogee Enterprises, Inc.	559	18,167
Armstrong Flooring, Inc.*	2,226	9,505
Builders FirstSource, Inc.*	1,113	28,281
Caesarstone Ltd.	3,247	48,932
Continental Building Products, Inc.*	2,518	91,731
Cornerstone Building Brands, Inc.*	6,613	56,277
Gibraltar Industries, Inc.*	4,508	227,384
Griffon Corp.	5,112	103,927
Insteel Industries, Inc.	2,532	54,413
JELD-WEN Holding, Inc.*	1,052	24,627
Masonite International Corp.*	175	12,637
Patrick Industries, Inc.	1,086	56,939
PGT Innovations, Inc.*	4,064	60,594
Quanex Building Products Corp.	4,632	79,115
Universal Forest Products, Inc.	972	46,364

		918,893

Commercial Services & Supplies (2.4%)
ABM Industries, Inc.	9,317	351,344
ACCO Brands Corp.	13,474	126,117
Advanced Disposal Services, Inc.*	646	21,234
Brady Corp., Class A	1,201	68,769
BrightView Holdings, Inc.*	4,379	73,874
CECO Environmental Corp.*	4,137	31,689
Charah Solutions, Inc.*	1,361	3,321
Civeo Corp.*	3,608,000	4,654,320
CompX International, Inc.	265	3,866
Deluxe Corp.	5,562	277,655
Ennis, Inc.	3,478	75,299
Heritage-Crystal Clean, Inc.*	637	19,983
HNI Corp.	1,290	48,323
Interface, Inc.	756	12,542
Kimball International, Inc., Class B	663	13,704
Knoll, Inc.	389	9,826

See Notes to Financial Statements.

43

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Matthews International Corp., Class A	4,279	$163,329
McGrath RentCorp	1,087	83,199
Mobile Mini, Inc.	4,122	156,265
NL Industries, Inc.*	1,334	5,216
PICO Holdings, Inc.*	2,626	29,201
Pitney Bowes, Inc.	11,694	47,127
Quad/Graphics, Inc.	4,688	21,893
RR Donnelley & Sons Co.	9,926	39,208
SP Plus Corp.*	3,207	136,073
Steelcase, Inc., Class A	9,282	189,910
Team, Inc.*	4,120	65,796
UniFirst Corp.	2,123	428,804
VSE Corp.	1,165	44,317

		7,202,204

Construction & Engineering (0.4%)
Aegion Corp.*	4,224	94,491
Ameresco, Inc., Class A*	3,137	54,897
Arcosa, Inc.	6,807	303,252
Argan, Inc.	318	12,764
Concrete Pumping Holdings, Inc.*	2,097	11,471
Construction Partners, Inc., Class A*	1,501	25,322
Dycom Industries, Inc.*	885	41,728
EMCOR Group, Inc.	1,948	168,112
Granite Construction, Inc.	5,610	155,229
Great Lakes Dredge & Dock Corp.*	1,008	11,421
IES Holdings, Inc.*	672	17,243
Northwest Pipe Co.*	1,325	44,136
Primoris Services Corp.	1,939	43,123
Sterling Construction Co., Inc.*	2,775	39,072
Tutor Perini Corp.*	5,510	70,859
WillScot Corp.*	2,346	43,377

		1,136,497

Electrical Equipment (0.2%)
American Superconductor Corp. (x)*	2,184	17,144
AZZ, Inc.	2,536	116,529
Bloom Energy Corp., Class A (x)*	7,627	56,974
Encore Wire Corp.	2,847	163,418
EnerSys	2,089	156,320
Powell Industries, Inc.	1,245	60,993
Preformed Line Products Co.	438	26,433
Thermon Group Holdings, Inc.*	3,279	87,877

		685,688

Machinery (2.4%)
Actuant Corp., Class A	3,926	102,194
Alamo Group, Inc.	177	22,222
Altra Industrial Motion Corp.	9,058	327,990
Astec Industries, Inc.	3,111	130,662
Barnes Group, Inc.	5,812	360,112
Blue Bird Corp.*	1,099	25,189
Briggs & Stratton Corp.	5,997	39,940
CIRCOR International, Inc.*	2,736	126,513
Colfax Corp.*	58,000	2,110,040
Columbus McKinnon Corp.	1,288	51,559
Commercial Vehicle Group, Inc.*	4,361	27,692
Eastern Co. (The)	748	22,836
EnPro Industries, Inc.	2,606	174,289
ESCO Technologies, Inc.	222	20,535
Federal Signal Corp.	464	14,964
Franklin Electric Co., Inc.	368	21,094
Gencor Industries, Inc.*	1,103	12,872
Gorman-Rupp Co. (The)	1,953	73,238
Graham Corp.	1,304	28,532
Greenbrier Cos., Inc. (The)	4,454	144,443
Hillenbrand, Inc.	4,380	145,898
Hurco Cos., Inc.	900	34,524
Hyster-Yale Materials Handling, Inc.	1,419	83,664
Kennametal, Inc.	11,542	425,784
LB Foster Co., Class A*	1,365	26,454
Lindsay Corp.	983	94,358
Luxfer Holdings plc	289	5,349
Lydall, Inc.*	2,458	50,438
Manitowoc Co., Inc. (The)*	4,839	84,683
Meritor, Inc.*	1,758	46,042
Miller Industries, Inc.	1,429	53,059
Mueller Industries, Inc.	3,491	110,839
Mueller Water Products, Inc., Class A	8,782	105,208
Navistar International Corp.*	6,986	202,175
NN, Inc.	5,810	53,743
Park-Ohio Holdings Corp.	1,216	40,918
REV Group, Inc.	3,290	40,237
Rexnord Corp.*	13,403	437,206
Spartan Motors, Inc.	1,303	23,558
SPX Corp.*	1,134	57,698
SPX FLOW, Inc.*	5,877	287,209
Standex International Corp.	1,718	136,323
Terex Corp.	2,173	64,712
Titan International, Inc.	7,144	25,861
TriMas Corp.*	6,290	197,569
Twin Disc, Inc.*	1,458	16,067
Wabash National Corp.	7,442	109,323
Watts Water Technologies, Inc., Class A	1,692	168,794

		6,964,609

Marine (2.9%)
Clarkson plc	125,259	5,019,022
Costamare, Inc.	7,086	67,529
Eagle Bulk Shipping, Inc.*	6,430	29,578
Genco Shipping & Trading Ltd.	2,182	23,173
Matson, Inc.	5,954	242,923
Safe Bulkers, Inc.*	8,035	13,659
Scorpio Bulkers, Inc.	6,410	40,832
Stolt-Nielsen Ltd. (x)	245,000	3,181,347

		8,618,063

Professional Services (0.5%)
Acacia Research Corp.*	6,824	18,152
ASGN, Inc.*	882	62,596
BG Staffing, Inc.	800	17,512
CBIZ, Inc.*	7,225	194,786
CRA International, Inc.	775	42,214
FTI Consulting, Inc.*	4,752	525,856
GP Strategies Corp.*	1,822	24,105
Heidrick & Struggles International, Inc.	2,301	74,783

See Notes to Financial Statements.

44

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Huron Consulting Group, Inc.*	2,764	$189,942
ICF International, Inc.	963	88,230
InnerWorkings, Inc.*	6,439	35,479
Kelly Services, Inc., Class A	4,595	103,755
Mistras Group, Inc.*	2,184	31,166
Resources Connection, Inc.	2,885	47,112
TrueBlue, Inc.*	5,419	130,381

		1,586,069

Road & Rail (0.4%)
ArcBest Corp.	3,475	95,910
Covenant Transportation Group, Inc., Class A*	1,787	23,097
Daseke, Inc. (x)*	6,806	21,507
Heartland Express, Inc.	6,031	126,953
Hertz Global Holdings, Inc.*	14,309	225,367
Marten Transport Ltd.	5,431	116,712
PAM Transportation Services, Inc.*	74	4,271
Roadrunner Transportation Systems, Inc. (x)*	506	4,660
Saia, Inc.*	1,470	136,886
US Xpress Enterprises, Inc., Class A*	3,159	15,890
Werner Enterprises, Inc.	6,398	232,823
YRC Worldwide, Inc. (x)*	4,822	12,296

		1,016,372

Trading Companies & Distributors (1.0%)
Aircastle Ltd.	7,348	235,209
Beacon Roofing Supply, Inc.*	7,760	248,165
BlueLinx Holdings, Inc. (x)*	1,284	18,297
BMC Stock Holdings, Inc.*	9,329	267,649
CAI International, Inc.*	2,304	66,770
DXP Enterprises, Inc.*	2,258	89,891
Foundation Building Materials, Inc.*	2,015	38,990
GATX Corp.	4,913	407,042
General Finance Corp.*	932	10,317
GMS, Inc.*	3,097	83,867
H&E Equipment Services, Inc.	963	32,193
Herc Holdings, Inc.*	3,122	152,791
Kaman Corp.	3,308	218,063
MRC Global, Inc.*	10,097	137,723
NOW, Inc.*	15,153	170,320
Rush Enterprises, Inc., Class A	3,811	177,212
Rush Enterprises, Inc., Class B	626	28,608
Systemax, Inc.	466	11,725
Textainer Group Holdings Ltd.*	6,450	69,079
Titan Machinery, Inc.*	2,610	38,576
Triton International Ltd.	7,608	305,842
Veritiv Corp.*	1,865	36,684
Willis Lease Finance Corp.*	413	24,330

		2,869,343

Transportation Infrastructure (0.2%)
Braemar Shipping Services plc	190,858	544,807

Total Industrials		33,877,540

Information Technology (7.2%)
Communications Equipment (1.1%)
ADTRAN, Inc.	6,579	65,066
Applied Optoelectronics, Inc. (x)*	2,752	32,694
CalAmp Corp.*	4,721	45,227
Calix, Inc.*	3,249	25,992
Casa Systems, Inc.*	459	1,877
Comtech Telecommunications Corp.	3,283	116,514
DASAN Zhone Solutions, Inc.*	68	602
Digi International, Inc.*	3,870	68,576
EchoStar Corp., Class A*	27,000	1,169,370
Harmonic, Inc.*	12,316	96,065
Infinera Corp.*	25,123	199,477
Inseego Corp. (x)*	6,373	46,714
KVH Industries, Inc.*	2,305	25,655
Lumentum Holdings, Inc.*	10,858	861,039
NETGEAR, Inc.*	4,162	102,011
NetScout Systems, Inc.*	10,049	241,879
Ribbon Communications, Inc.*	8,585	26,614
TESSCO Technologies, Inc.	880	9,874

		3,135,246

Electronic Equipment, Instruments & Components (1.6%)
Anixter International, Inc.*	4,279	394,096
Arlo Technologies, Inc.*	10,650	44,836
AVX Corp.	6,534	133,751
Bel Fuse, Inc., Class B	1,430	29,315
Belden, Inc.	5,489	301,895
Benchmark Electronics, Inc.	5,167	177,538
CTS Corp.	4,560	136,846
Daktronics, Inc.	5,300	32,277
ePlus, Inc.*	237	19,977
Fabrinet*	431	27,946
FARO Technologies, Inc.*	144	7,250
Fitbit, Inc., Class A*	24,852	163,278
II-VI, Inc.*	4,464	150,303
Insight Enterprises, Inc.*	3,102	218,039
KEMET Corp.	7,941	214,804
Kimball Electronics, Inc.*	3,199	56,142
Knowles Corp.*	11,425	241,639
Methode Electronics, Inc.	5,139	202,220
MTS Systems Corp.	1,674	80,402
PC Connection, Inc.	1,577	78,314
Plexus Corp.*	3,504	269,598
Sanmina Corp.*	7,378	252,623
ScanSource, Inc.*	3,537	130,692
Tech Data Corp.*	4,981	715,272
TTM Technologies, Inc.*	13,950	209,947
Vishay Intertechnology, Inc.	18,658	397,229
Vishay Precision Group, Inc.*	402	13,668

		4,699,897

IT Services (2.9%)
CACI International, Inc., Class A*	25,000	6,249,750
Cardtronics plc, Class A*	995	44,427
Conduent, Inc.*	24,158	149,780
Exela Technologies, Inc. (x)*	1,423	580
Hackett Group, Inc. (The)	311	5,020
Information Services Group, Inc.*	4,730	11,967
KBR, Inc.	19,883	606,432

See Notes to Financial Statements.

45

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Limelight Networks, Inc.*	9,581	$39,090
LiveRamp Holdings, Inc.*	9,399	451,810
ManTech International Corp., Class A	3,749	299,470
Perspecta, Inc.	18,230	482,001
StarTek, Inc.*	2,305	18,394
Sykes Enterprises, Inc.*	5,359	198,229
Unisys Corp.*	2,234	26,495

		8,583,445

Semiconductors & Semiconductor Equipment (1.2%)
Adesto Technologies Corp.*	521	4,428
Alpha & Omega Semiconductor Ltd.*	2,891	39,375
Ambarella, Inc.*	2,657	160,908
Amkor Technology, Inc.*	13,684	177,892
Axcelis Technologies, Inc.*	4,503	108,500
AXT, Inc.*	5,582	24,282
Brooks Automation, Inc.	1,329	55,765
CEVA, Inc.*	265	7,144
Cirrus Logic, Inc.*	8,171	673,372
Cohu, Inc.	5,605	128,074
Diodes, Inc.*	4,407	248,423
DSP Group, Inc.*	2,037	32,062
FormFactor, Inc.*	9,840	255,545
GSI Technology, Inc.*	2,158	15,300
Ichor Holdings Ltd.*	2,396	79,715
MACOM Technology Solutions Holdings, Inc.*	6,471	172,129
NeoPhotonics Corp.*	5,555	48,995
NVE Corp.	53	3,784
Onto Innovation, Inc.*	5,201	190,045
PDF Solutions, Inc.*	3,592	60,669
Photronics, Inc.*	9,118	143,700
Rambus, Inc.*	15,494	213,430
Semtech Corp.*	735	38,881
SMART Global Holdings, Inc.*	1,892	71,782
SunPower Corp. (x)*	8,811	68,726
Synaptics, Inc.*	4,737	311,552
Ultra Clean Holdings, Inc.*	5,588	131,150
Veeco Instruments, Inc.*	6,677	98,052
Xperi Corp.	5,495	101,658

		3,665,338

Software (0.3%)
American Software, Inc., Class A	1,774	26,397
Avaya Holdings Corp.*	15,627	210,965
Cloudera, Inc. (x)*	31,596	367,461
Digimarc Corp. (x)*	82	2,752
GTY Technology Holdings, Inc. (x)*	5,535	32,601
Ideanomics, Inc.*	826	707
OneSpan, Inc.*	1,331	22,787
Ping Identity Holding Corp. (x)*	297	7,217
QAD, Inc., Class A	789	40,184
SecureWorks Corp., Class A*	1,071	17,843
Synchronoss Technologies, Inc. (x)*	5,491	26,082
Telenav, Inc.*	2,232	10,848
TiVo Corp.	17,409	147,628
Verint Systems, Inc.*	512	28,344

		941,816

Technology Hardware, Storage & Peripherals (0.1%)
3D Systems Corp.*	16,030	140,263
Diebold Nixdorf, Inc.*	5,108	53,940
Immersion Corp.*	4,474	33,242
Stratasys Ltd. (x)*	7,184	145,296

		372,741

Total Information Technology		21,398,483

Materials (2.6%)
Chemicals (0.8%)
Advanced Emissions Solutions, Inc. (x)	297	3,118
AdvanSix, Inc.*	3,906	77,964
American Vanguard Corp.	4,127	80,353
Amyris, Inc. (x)*	7,190	22,217
Ferro Corp.*	2,166	32,122
Flotek Industries, Inc.*	7,979	15,958
FutureFuel Corp.	3,563	44,145
Hawkins, Inc.	1,352	61,935
HB Fuller Co.	1,798	92,723
Innophos Holdings, Inc.	2,714	86,794
Innospec, Inc.	461	47,686
Intrepid Potash, Inc.*	13,859	37,558
Koppers Holdings, Inc.*	775	29,620
Kraton Corp.*	3,144	79,606
Kronos Worldwide, Inc. (x)	3,280	43,952
Livent Corp.*	20,562	175,805
LSB Industries, Inc.*	3,056	12,835
Minerals Technologies, Inc.	4,863	280,255
Orion Engineered Carbons SA	2,806	54,156
PolyOne Corp.	629	23,141
PQ Group Holdings, Inc.*	5,255	90,281
Rayonier Advanced Materials, Inc.	6,543	25,125
Sensient Technologies Corp.	2,791	184,457
Stepan Co.	2,548	261,017
Trecora Resources*	3,153	22,544
Tredegar Corp.	3,608	80,639
Trinseo SA	5,505	204,841
Tronox Holdings plc, Class A	7,012	80,077
Valhi, Inc.	4,208	7,869

		2,258,793

Construction Materials (0.1%)
Summit Materials, Inc., Class A*	12,852	307,163
United States Lime & Minerals, Inc.	278	25,103

		332,266

Containers & Packaging (0.1%)
Greif, Inc., Class A	3,597	158,987
Greif, Inc., Class B	888	45,972
UFP Technologies, Inc.*	875	43,409

		248,368

Metals & Mining (1.3%)
AK Steel Holding Corp.*	24,921	81,990
Allegheny Technologies, Inc.*	17,580	363,203
Carpenter Technology Corp.	6,634	330,240
Century Aluminum Co.*	6,947	52,207
Cleveland-Cliffs, Inc. (x)	32,173	270,253

See Notes to Financial Statements.

46

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Coeur Mining, Inc.*	33,408	$269,937
Commercial Metals Co.	16,519	367,878
Gold Resource Corp.	8,318	46,082
Haynes International, Inc.	1,779	63,653
Hecla Mining Co.	68,909	233,601
Kaiser Aluminum Corp.	1,077	119,428
Materion Corp.	1,674	99,519
Novagold Resources, Inc.*	9,759	87,441
Olympic Steel, Inc.	1,307	23,421
Ramaco Resources, Inc. (x)*	1,166	4,174
Ryerson Holding Corp.*	177	2,094
Sandstorm Gold Ltd.*	114,000	849,300
Schnitzer Steel Industries, Inc., Class A	3,532	76,574
SunCoke Energy, Inc.	10,211	63,615
Synalloy Corp.*	1,205	15,557
TimkenSteel Corp.*	5,541	43,552
Warrior Met Coal, Inc.	7,272	153,657
Wheaton Precious Metals Corp.	2,400	71,400
Worthington Industries, Inc.	4,248	179,181

		3,867,957

Paper & Forest Products (0.3%)
Boise Cascade Co.	4,184	152,842
Clearwater Paper Corp.*	2,197	46,928
Louisiana-Pacific Corp.	14,262	423,154
Neenah, Inc.	415	29,228
PH Glatfelter Co.	6,082	111,301
Schweitzer-Mauduit International, Inc.	4,358	182,992
Verso Corp., Class A*	4,566	82,325

		1,028,770

Total Materials		7,736,154

Real Estate (11.8%)
Equity Real Estate Investment Trusts (REITs) (6.1%)
Acadia Realty Trust (REIT)	11,921	309,111
Agree Realty Corp. (REIT)	5,833	409,302
Alexander & Baldwin, Inc. (REIT)	9,508	199,288
American Finance Trust, Inc. (REIT)	14,140	187,496
Armada Hoffler Properties, Inc. (REIT)	5,298	97,218
Ashford Hospitality Trust, Inc. (REIT)	12,163	33,935
Braemar Hotels & Resorts, Inc. (REIT)	4,292	38,327
BRT Apartments Corp. (REIT)	1,481	25,132
CareTrust REIT, Inc. (REIT)	3,341	68,925
CatchMark Timber Trust, Inc. (REIT), Class A	6,691	76,746
CBL & Associates Properties, Inc. (REIT) (x)	22,852	23,995
Cedar Realty Trust, Inc. (REIT)	11,210	33,069
Chatham Lodging Trust (REIT)	6,382	117,046
CIM Commercial Trust Corp. (REIT)	186	2,697
City Office REIT, Inc. (REIT)	7,354	99,426
Community Healthcare Trust, Inc. (REIT)	1,088	46,632
CoreCivic, Inc. (REIT)	16,786	291,741
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	1,824	81,551
CorePoint Lodging, Inc. (REIT)	5,592	59,722
DiamondRock Hospitality Co. (REIT)	28,329	313,885
Easterly Government Properties, Inc. (REIT)	8,189	194,325
Equity Commonwealth (REIT)	2,000	65,660
Equity LifeStyle Properties, Inc. (REIT)	37,800	2,660,742
Essential Properties Realty Trust, Inc. (REIT)	10,107	250,755
Farmland Partners, Inc. (REIT) (x)	4,128	27,988
First Industrial Realty Trust, Inc. (REIT)	14,128	586,453
Franklin Street Properties Corp. (REIT)	14,369	122,999
Front Yard Residential Corp. (REIT)	6,987	86,220
Getty Realty Corp. (REIT)	4,685	153,996
Gladstone Commercial Corp. (REIT)	2,892	63,219
Gladstone Land Corp. (REIT)	2,510	32,555
Global Medical REIT, Inc. (REIT)	4,449	58,860
Global Net Lease, Inc. (REIT)	12,617	255,873
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	8,291	266,804
Healthcare Realty Trust, Inc. (REIT)	18,503	617,445
Hersha Hospitality Trust (REIT)	4,712	68,560
Independence Realty Trust, Inc. (REIT)	12,699	178,802
Industrial Logistics Properties Trust (REIT)	9,087	203,730
Investors Real Estate Trust (REIT)	1,649	119,552
iStar, Inc. (REIT) (x)	2,421	35,129
Jernigan Capital, Inc. (REIT) (x)	3,013	57,669
Kite Realty Group Trust (REIT)	11,702	228,540
Lexington Realty Trust (REIT)	33,901	360,029
LTC Properties, Inc. (REIT)	2,831	126,744
Mack-Cali Realty Corp. (REIT)	12,208	282,371
Monmouth Real Estate Investment Corp. (REIT)	11,185	161,959
National Health Investors, Inc. (REIT)	3,370	274,588
New Senior Investment Group, Inc. (REIT)	6,811	52,104
Office Properties Income Trust (REIT)	6,676	214,567
One Liberty Properties, Inc. (REIT)	2,182	59,329
Pebblebrook Hotel Trust (REIT)	18,286	490,248
Pennsylvania REIT (REIT)(x)	5,291	28,201
Physicians Realty Trust (REIT)	26,316	498,425
Piedmont Office Realty Trust, Inc. (REIT), Class A	17,575	390,868
PotlatchDeltic Corp. (REIT)	9,293	402,108
Preferred Apartment Communities, Inc. (REIT), Class A	6,324	84,236
Retail Opportunity Investments Corp. (REIT)	15,915	281,059

See Notes to Financial Statements.

47

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1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Retail Value, Inc. (REIT)	1,947	$71,650
Rexford Industrial Realty, Inc. (REIT)	15,566	710,899
RLJ Lodging Trust (REIT)	23,780	421,382
RPT Realty (REIT)	10,949	164,673
Sabra Health Care REIT, Inc. (REIT)	27,085	577,994
Safehold, Inc. (REIT) (x)	1,438	57,951
Saul Centers, Inc. (REIT)	160	8,445
Senior Housing Properties Trust (REIT)	33,339	281,381
Seritage Growth Properties (REIT), Class A (x)	4,325	173,346
STAG Industrial, Inc. (REIT)	18,756	592,127
Summit Hotel Properties, Inc. (REIT)	14,628	180,509
Sunstone Hotel Investors, Inc. (REIT)	31,527	438,856
Terreno Realty Corp. (REIT)	8,329	450,932
UMH Properties, Inc. (REIT)	772	12,143
Universal Health Realty Income Trust (REIT)	166	19,482
Urban Edge Properties (REIT)	16,224	311,176
Urstadt Biddle Properties, Inc. (REIT), Class A	4,151	103,111
Washington Prime Group, Inc. (REIT) (x)	25,988	94,596
Washington REIT (REIT)	11,240	327,983
Whitestone REIT (REIT) (x)	5,274	71,832
Xenia Hotels & Resorts, Inc. (REIT) (x)	15,925	344,139

		17,972,563

Real Estate Management & Development (5.7%)
Altisource Portfolio Solutions SA (x)*	697	13,473
American Realty Investors, Inc.*	330	5,653
Consolidated-Tomoka Land Co.	713	43,008
Cushman & Wakefield plc*	914	18,682
DREAM Unlimited Corp., Class A	593,000	5,342,959
Forestar Group, Inc.*	1,668	34,778
FRP Holdings, Inc.*	967	48,166
Griffin Industrial Realty, Inc.	101	3,994
Howard Hughes Corp. (The)*	85,600	10,854,080
Kennedy-Wilson Holdings, Inc.	8,509	189,751
Marcus & Millichap, Inc.*	411	15,310
Maui Land & Pineapple Co., Inc.*	348	3,915
Newmark Group, Inc., Class A	2,242	30,166
Rafael Holdings, Inc., Class B*	1,508	26,903
RE/MAX Holdings, Inc., Class A	2,509	96,571
Realogy Holdings Corp. (x)	16,082	155,674
St Joe Co. (The)*	4,630	91,813
Stratus Properties, Inc.*	806	24,970
Tejon Ranch Co.*	2,915	46,582
Transcontinental Realty Investors, Inc. (x)*	139	5,543

		17,051,991

Total Real Estate		35,024,554

Utilities (3.7%)
Electric Utilities (0.9%)
ALLETE, Inc.	7,244	587,995
El Paso Electric Co.	4,718	320,305
Genie Energy Ltd., Class B	1,224	9,462
MGE Energy, Inc.	3,139	247,416
Otter Tail Corp.	3,082	158,076
PNM Resources, Inc.	11,150	565,416
Portland General Electric Co.	12,585	702,117

		2,590,787

Gas Utilities (1.8%)
New Jersey Resources Corp.	11,608	517,369
Northwest Natural Holding Co.	3,618	266,755
ONE Gas, Inc.	7,317	684,652
RGC Resources, Inc.	1,078	30,809
Rubis SCA	36,000	2,210,871
South Jersey Industries, Inc.	11,231	370,398
Southwest Gas Holdings, Inc.	6,755	513,177
Spire, Inc.	6,966	580,337

		5,174,368

Independent Power and Renewable Electricity Producers (0.3%)
Atlantic Power Corp.*	5,911	13,773
Clearway Energy, Inc., Class A	5,118	97,856
Clearway Energy, Inc., Class C	10,234	204,168
Ormat Technologies, Inc.	3,582	266,931
Pattern Energy Group, Inc., Class A	12,456	333,260
Sunnova Energy International, Inc.*	1,261	14,073
TerraForm Power, Inc., Class A	3,146	48,417

		978,478

Multi-Utilities (0.6%)
Avista Corp.	9,315	447,958
Black Hills Corp.	8,570	673,088
NorthWestern Corp.	7,096	508,570
Unitil Corp.	2,003	123,826

		1,753,442

Water Utilities (0.1%)
AquaVenture Holdings Ltd.*	1,678	45,507
Artesian Resources Corp., Class A	1,131	42,085
Cadiz, Inc. (x)*	1,877	20,685
California Water Service Group	415	21,397
Consolidated Water Co. Ltd.	2,014	32,828
Middlesex Water Co.	325	20,660
SJW Group	1,294	91,952
York Water Co. (The)	225	10,375

		285,489

Total Utilities		10,782,564

Total Common Stocks (95.7%) (Cost $206,101,530)		282,963,645

See Notes to Financial Statements.

48

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1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
MASTER LIMITED PARTNERSHIP:
Industrials (2.2%)
Industrial Conglomerates (2.2%)
Icahn Enterprises LP (Cost $4,132,297)	107,200	$6,592,800

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Corium International, Inc., CVR (r)(x)* (Cost $—)	549	74

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.8%)
JPMorgan Prime Money Market Fund, IM Shares	2,316,042	2,316,737

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.5%)
Cantor Fitzgerald & Co., 1.58%, dated 12/31/19, due 1/2/20, repurchase price $825,072, collateralized by various U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-8/20/69; total market value $841,500. (xx)	$825,000	825,000
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $2,120,155, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $2,162,355. (xx)	2,119,955	2,119,955
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $300,046, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $306,002. (xx)	300,000	300,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $200,019, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $217,778. (xx)	$200,000	$200,000

Total Repurchase Agreements		4,444,955

Total Short-Term Investments (2.3%) (Cost $6,761,918)		6,761,692

Total Investments in Securities (100.2%) (Cost $216,995,745)		296,318,211
Other Assets Less Liabilities (-0.2%)		(516,092)

Net Assets (100%)		$295,802,119

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $7,209,895. This was collateralized by $3,002,973 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/7/20 - 2/15/49 and by cash of $4,444,955 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
USD	— United States Dollar

See Notes to Financial Statements.

49

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1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Capital Markets
Associated Capital Group, Inc., Class A (x)	189,834	6,708,215	—	(24,715)	3,605	754,388	7,441,493	37,975	—
Mortgage Real Estate Investment Trusts (REITs)
PennyMac Mortgage Investment Trust (REIT)	12,527	167,506	93,541	(15,162)	(145)	33,487	279,227	20,892	—
Thrifts & Mortgage Finance
PennyMac Financial Services, Inc.	936	19,899	—	—	—	11,962	31,861	112	—

Total		6,895,620	93,541	(39,877)	3,460	799,837	7,752,581	58,979	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Micro E-Mini Russell 2000 Index	12	3/2020	USD	100,236	334
Russell 2000 E-Mini Index	18	3/2020	USD	1,503,540	6,368

					6,702

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Assets:
Common Stocks
Communication Services	$15,045,616	$832,212	$—	$15,877,828
Consumer Discretionary	17,025,665	17,366	—	17,043,031
Consumer Staples	12,550,868	—	—	12,550,868
Energy	65,848,646	2,374,440	—	68,223,086
Financials	52,181,181	484,744	—	52,665,925
Health Care	7,783,612	—	—	7,783,612
Industrials	25,109,528	8,768,012	—	33,877,540
Information Technology	21,398,483	—	—	21,398,483
Materials	7,736,154	—	—	7,736,154
Real Estate	29,681,595	5,342,959	—	35,024,554
Utilities	8,571,693	2,210,871	—	10,782,564

See Notes to Financial Statements.

50

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1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Futures	$6,702	$—	$—	$6,702
Master Limited Partnership
Industrials	6,592,800	—	—	6,592,800
Rights
Health Care	—	—	74	74
Short-Term Investments
Investment Company	2,316,737	—	—	2,316,737
Repurchase Agreements	—	4,444,955	—	4,444,955

Total Assets	$271,849,280	$24,475,559	$74	$296,324,913

Total Liabilities	$—	$—	$—	$—

Total	$271,849,280	$24,475,559	$74	$296,324,913

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$6,702	*

Total		$6,702

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$143,017	$143,017

Total	$143,017	$143,017

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$59,492	$59,492

Total	$59,492	$59,492

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,371,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 39%)*	$38,344,906
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 32%)*	$65,011,367

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

See Notes to Financial Statements.

51

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$112,526,415
Aggregate gross unrealized depreciation	(30,718,131)

Net unrealized appreciation	$81,808,284

Federal income tax cost of investments in securities and derivative instruments, if applicable	$214,516,629

See Notes to Financial Statements.

52

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1290 VT SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $6,430,669)	$7,752,581
Unaffiliated Issuers (Cost $206,120,121)	284,120,675
Repurchase Agreements (Cost $4,444,955)	4,444,955
Cash	3,801,055
Foreign cash (Cost $1)	1
Cash held as collateral at broker for futures	58,800
Dividends, interest and other receivables	360,457
Receivable for Portfolio shares sold	101,049
Securities lending income receivable	14,456
Due from broker for futures variation margin	2,115
Receivable for securities sold	895
Other assets	1,251

Total assets	300,658,290

LIABILITIES
Payable for return of collateral on securities loaned	4,444,955
Investment management fees payable	169,281
Payable for Portfolio shares redeemed	82,639
Payable for securities purchased	47,963
Administrative fees payable	29,757
Distribution fees payable – Class IB	1,576
Accrued expenses	80,000

Total liabilities	4,856,171

NET ASSETS	$295,802,119

Net assets were comprised of:
Paid in capital	$213,993,835
Total distributable earnings (loss)	81,808,284

Net assets	$295,802,119

Class IB
Net asset value, offering and redemption price per share, $7,830,575 / 737,459 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.62

Class K
Net asset value, offering and redemption price per share, $287,971,544 / 27,160,990 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.60

(x)	Includes value of securities on loan of $7,209,895.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($58,979 of dividend income received from affiliates) (net of $27,027 foreign withholding tax)	$4,136,812
Interest	64,991
Securities lending (net)	139,257

Total income	4,341,060

EXPENSES
Investment management fees	2,298,226
Administrative fees	353,921
Custodian fees	109,000
Professional fees	46,609
Printing and mailing expenses	37,693
Distribution fees – Class IB	14,067
Trustees’ fees	9,208
Miscellaneous	7,553

Gross expenses	2,876,277
Less: Waiver from investment manager	(275,460)

Net expenses	2,600,817

NET INVESTMENT INCOME (LOSS)	1,740,243

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($3,460 of realized gain (loss) from affiliates)	11,415,567
Futures contracts	143,017
Foreign currency transactions	(5,346)

Net realized gain (loss)	11,553,238

Change in unrealized appreciation (depreciation) on:
Investments in securities ($799,837 of change in unrealized appreciation (depreciation) from affiliates)	52,109,921
Futures contracts	59,492
Foreign currency translations	(11)

Net change in unrealized appreciation (depreciation)	52,169,402

NET REALIZED AND UNREALIZED GAIN (LOSS)	63,722,640

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$65,462,883

See Notes to Financial Statements.

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1290 VT SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,740,243	$2,934,704
Net realized gain (loss)	11,553,238	10,977,339
Net change in unrealized appreciation (depreciation)	52,169,402	(43,770,975)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	65,462,883	(29,858,932)

Distributions to shareholders:
Class IB	(349,889)	(146,277)
Class K	(13,530,781)	(12,707,970)

Total distributions to shareholders	(13,880,670)	(12,854,247)

Tax return of capital:
Class IB	(21,211)	(14,514)
Class K	(1,036,425)	(1,260,916)

Total	(1,057,636)	(1,275,430)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 420,371 and 198,164 shares, respectively ]	4,378,685	2,245,218
Capital shares issued in reinvestment of dividends and distributions [ 36,838 and 17,197 shares, respectively ]	371,100	160,791
Capital shares repurchased [ (81,987) and (38,618) shares, respectively ]	(851,442)	(432,341)

Total Class IB transactions	3,898,343	1,973,668

Class K
Capital shares sold [ 140,443 and 588,969 shares, respectively ]	1,444,224	6,180,834
Capital shares issued in reinvestment of dividends and distributions [ 1,448,374 and 1,496,361 shares, respectively ]	14,567,206	13,968,886
Capital shares repurchased [ (3,549,266) and (3,732,245) shares, respectively ]	(36,327,839)	(42,701,639)

Total Class K transactions	(20,316,409)	(22,551,919)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(16,418,066)	(20,578,251)

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,106,511	(64,566,860)
NET ASSETS:
Beginning of year	261,695,608	326,262,468

End of year	$295,802,119	$261,695,608

See Notes to Financial Statements.

54

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1290 VT SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡
Class IB	2019	2018	2017	2016
Net asset value, beginning of year	$8.89	$10.55	$9.84	$8.55	$10.00		$9.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.07	0.05	0.06	0.03		—	#
Net realized and unrealized gain (loss)	2.23	(1.25)	1.19	2.02	(1.10)		0.41

Total from investment operations	2.27	(1.18)	1.24	2.08	(1.07)		0.41

Less distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.02)	(0.03)	—		—	#
Distributions from net realized gains	(0.45)	(0.40)	(0.51)	(0.50)	(0.36)		—
Return of capital	(0.03)	(0.04)	—	(0.26)	(0.02)		—

Total dividends and distributions	(0.54)	(0.48)	(0.53)	(0.79)	(0.38)		—

Net asset value, end of year	$10.62	$8.89	$10.55	$9.84	$8.55		$10.20

Total return (b)	25.84%	(11.44)%	12.80%	24.19%	(10.63)%		4.19%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,831	$3,220	$1,957	$418	$166		$—
Ratio of expenses to average net assets:
After waivers (a)(f)	1.15%	1.15%	1.15%	1.18%	1.22%		1.25%
Before waivers (a)(f)	1.25%	1.23%	1.26%	1.27%	1.24%		1.25%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.37%	0.66%	0.52%	0.61%	0.41	%(l)	0.15	%(l)
Before waivers (a)(f)	0.27%	0.58%	0.42%	0.52%	0.39	%(l)	0.15	%(l)
Portfolio turnover rate^	14%	18%	23%	23%	17%		17%

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.88	$10.54	$9.83	$8.54	$9.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.10	0.08	0.07	0.05
Net realized and unrealized gain (loss)	2.22	(1.25)	1.18	2.03	(0.90)

Total from investment operations	2.28	(1.15)	1.26	2.10	(0.85)

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.04)	(0.04)	(0.02)
Distributions from net realized gains	(0.45)	(0.40)	(0.51)	(0.50)	(0.36)
Return of capital	(0.04)	(0.05)	—	(0.27)	(0.02)

Total dividends and distributions	(0.56)	(0.51)	(0.55)	(0.81)	(0.40)

Net asset value, end of year	$10.60	$8.88	$10.54	$9.83	$8.54

Total return	26.06%	(11.20)%	13.08%	24.54%	(8.58)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$287,972	$258,476	$324,305	$173,256	$149,286
Ratio of expenses to average net assets:
After waivers (f)	0.90%	0.90%	0.90%	0.93%	0.98%
Before waivers (f)	1.00%	0.98%	1.01%	1.02%	0.99%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.61%	0.88%	0.74%	0.82%	0.48%
Before waivers (f)	0.51%	0.80%	0.64%	0.73%	0.48%
Portfolio turnover rate^	14%	18%	23%	23%	17%
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

See Notes to Financial Statements.

55

1290 VT SMARTBETA EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AXA Rosenberg Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	26.90%	9.21%	9.11%
Portfolio – Class K Shares*	27.20	9.48	9.38
MSCI World (Net) Index	27.67	8.74	8.45

* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 26.90% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the MSCI World (Net) Index, which returned 27.67% over the same period.

Market Overview

Global equities advanced sharply in 2019, the benchmark MSCI World Index rising by almost 9% in the fourth quarter to cap a more than 27% annual return. The index’s climb to new record highs late in the year was helped by the announcement of a ‘Phase One’ trade deal between the U.S. and China and a reduction in uncertainty surrounding Brexit after the incumbent Conservative party won a comfortable majority in the country’s general election. Investor sentiment was also lifted by strong domestic economic data, encouraging corporate results, and continued accommodative monetary policies in the U.S., where the Federal Reserve cut interest rates three times during the year. Against this supportive macroeconomic backdrop, all sectors rose, with cyclicals outperforming traditionally defensive areas of the market and information technology stocks particularly strong.

Portfolio Highlights

What helped performance during the year:

•

While less beneficial during the market gains in the fourth quarter, the Portfolio’s balance of low volatility and high quality exposures helped returns for much of the year — especially during bouts of volatility in May and August.

•

The Portfolio continued to benefit from its low level of exposure to the energy sector, which extended its run of underperformance. In this environment, not owning stocks such as Royal Dutch Shell contributed strongly to relative returns.

What hurt performance during the year:

•

The increase in risk appetite in the fourth quarter created several headwinds for Portfolio performance. Periods of strong equity market returns, especially when driven by more volatile and lower quality companies, have historically been challenging for relative returns and proved to be so on this occasion.

•

Portfolio performance was hurt by a lower-than-benchmark exposure to the information technology sector. Underweight positions in stocks that make up a large proportion of the capitalization-weighted index — such as Apple, Inc., Microsoft Corp. and Facebook, Inc. — were among the top detractors during the year.

56

1290 VT SMARTBETA EQUITY PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — AXA Rosenberg Investment Management LLC

2019 ended very differently than it had begun in global equity markets, with the fourth quarter’s strong gains a marked contrast to the sharp sell-off seen at the close of 2018. While low volatility and high quality characteristics delivered lower returns in the recent environment, their defensiveness in late 2018 and during bouts of risk aversion in the middle of 2019 demonstrated the important role that these factors can play in less ebullient markets. Given the considerable uncertainty in the global economic and geopolitical outlook, challenges to the market’s current calm may present themselves in the year ahead. Nonetheless, when considering potentially less volatile investments, a thoughtful approach remains important, especially as valuations in some parts of the market — including several hot spots for defensive investors — continue to be quite demanding. In this context, we believe a holistic view — favoring less variable earnings, as well as less volatile stock prices — is an appropriate way to capture the long-term return premium that has traditionally been associated with less risky stocks.

Sector Weightings as of December 31, 2019	% of Net Assets
Financials	19.9%
Industrials	14.3
Health Care	13.2
Information Technology	12.7
Consumer Staples	11.9
Consumer Discretionary	7.1
Communication Services	5.4
Utilities	5.2
Real Estate	4.6
Materials	3.4
Energy	1.0
Cash and Other	1.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

57

1290 VT SMARTBETA EQUITY PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,075.20	$6.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	1,076.10	4.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (5.4%)
Diversified Telecommunication Services (3.5%)
AT&T, Inc.	7,280	$284,502
BCE, Inc.	1,700	78,759
Deutsche Telekom AG (Registered)	11,081	181,099
Nippon Telegraph & Telephone Corp.	3,400	86,271
Swisscom AG (Registered)	180	95,338
Telefonica SA	4,229	29,539
Telenor ASA	3,238	58,071
Telia Co. AB	12,000	51,567
Verizon Communications, Inc.	4,200	257,880

		1,123,026

Interactive Media & Services (0.7%)
Alphabet, Inc., Class A*	160	214,303

Media (0.4%)
Comcast Corp., Class A	1,500	67,455
Omnicom Group, Inc.	500	40,510
Quebecor, Inc., Class B	1,200	30,625

		138,590

Wireless Telecommunication Services (0.8%)
KDDI Corp.	2,500	74,847
NTT DOCOMO, Inc.	2,900	81,084
Rogers Communications, Inc., Class B	2,200	109,242

		265,173

Total Communication Services		1,741,092

Consumer Discretionary (7.1%)
Auto Components (0.1%)
Bridgestone Corp.	600	22,475

Automobiles (0.4%)
General Motors Co.	2,100	76,860
Toyota Motor Corp.	500	35,498

		112,358

Hotels, Restaurants & Leisure (1.3%)
Compass Group plc	2,171	54,351
Domino’s Pizza, Inc. (x)	100	29,378
Marriott International, Inc., Class A	200	30,286
Restaurant Brands International, Inc.	400	25,499
Starbucks Corp.	2,100	184,632
Yum! Brands, Inc.	1,100	110,803

		434,949

Household Durables (0.8%)
NVR, Inc.*	10	38,084
Panasonic Corp.	8,000	75,799
Sekisui Chemical Co. Ltd.	2,000	35,047
Sekisui House Ltd.	5,000	107,381

		256,311

Multiline Retail (0.5%)
Dollar General Corp.	500	77,990
Wesfarmers Ltd.	2,747	79,807

		157,797

Specialty Retail (2.6%)
AutoZone, Inc.*	100	119,131
Home Depot, Inc. (The)	1,200	262,056
Industria de Diseno Textil SA	2,400	84,666
Lowe’s Cos., Inc.	500	59,880
O’Reilly Automotive, Inc.*	200	87,652
Ross Stores, Inc.	700	81,494
TJX Cos., Inc. (The)	2,600	158,756

		853,635

Textiles, Apparel & Luxury Goods (1.4%)
adidas AG	400	130,027
Gildan Activewear, Inc.	1,000	29,564
LVMH Moet Hennessy Louis Vuitton SE	200	92,922
NIKE, Inc., Class B	1,500	151,965
VF Corp.	600	59,796

		464,274

Total Consumer Discretionary		2,301,799

Consumer Staples (11.9%)
Beverages (3.5%)
Asahi Group Holdings Ltd.	600	27,516
Brown-Forman Corp., Class B	500	33,800
Carlsberg A/S, Class B	200	29,836
Coca-Cola Co. (The)	6,200	343,170
Diageo plc	4,452	188,737
Heineken NV	900	95,825
Kirin Holdings Co. Ltd.	1,000	21,996
PepsiCo, Inc.	2,615	357,392
Pernod Ricard SA	200	35,760

		1,134,032

Food & Staples Retailing (2.2%)
Alimentation Couche-Tard, Inc., Class B	1,800	57,124
Costco Wholesale Corp.	900	264,528
Koninklijke Ahold Delhaize NV	1,000	25,008
Loblaw Cos. Ltd.	1,100	56,756
Metro, Inc.	700	28,888
Seven & i Holdings Co. Ltd.	900	33,157
Sysco Corp.	1,600	136,864
Walmart, Inc.	400	47,536
Woolworths Group Ltd.	2,300	58,363

		708,224

Food Products (2.4%)
Danone SA	386	31,997
General Mills, Inc.	1,600	85,696
Hershey Co. (The)	500	73,490
Kellogg Co.	1,000	69,160
Lamb Weston Holdings, Inc.	400	34,412
McCormick & Co., Inc. (Non-Voting)	300	50,919
Mondelez International, Inc., Class A	2,800	154,224
Mowi ASA	1,400	36,390
Nestle SA (Registered)	1,891	204,732

See Notes to Financial Statements.

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1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Tyson Foods, Inc., Class A	300	$27,312

		768,332

Household Products (2.0%)
Church & Dwight Co., Inc.	1,000	70,340
Clorox Co. (The)	300	46,062
Kimberly-Clark Corp.	1,200	165,060
Procter & Gamble Co. (The)	3,000	374,700

		656,162

Personal Products (1.8%)
Beiersdorf AG	450	53,833
Estee Lauder Cos., Inc. (The), Class A	500	103,270
Kao Corp.	900	74,755
L’Oreal SA	300	88,839
Unilever NV	3,000	172,394
Unilever plc	1,400	80,677

		573,768

Total Consumer Staples		3,840,518

Energy (1.0%)
Oil, Gas & Consumable Fuels (1.0%)
Chevron Corp.	800	96,408
Enbridge, Inc.	900	35,784
Eni SpA	2,100	32,615
Inpex Corp.	3,200	33,471
Neste OYJ	1,800	62,631
TOTAL SA	1,400	77,263

Total Energy		338,172

Financials (19.9%)
Banks (6.1%)
Aozora Bank Ltd.	1,200	31,929
Bank Hapoalim BM	6,000	49,778
Bank Leumi Le-Israel BM	6,000	43,680
Bank of America Corp.	3,900	137,358
Bank of Montreal	1,400	108,503
Bank of Nova Scotia (The)	1,300	73,432
Canadian Imperial Bank of Commerce	700	58,251
Citigroup, Inc.	1,100	87,879
Citizens Financial Group, Inc.	900	36,549
Commonwealth Bank of Australia	800	44,856
Hang Seng Bank Ltd.	2,100	43,389
JPMorgan Chase & Co.	500	69,700
M&T Bank Corp.	200	33,950
Mizrahi Tefahot Bank Ltd.	1,800	47,954
National Australia Bank Ltd.	1,700	29,383
National Bank of Canada	1,800	99,914
Oversea-Chinese Banking Corp. Ltd.	3,000	24,492
PNC Financial Services Group, Inc. (The)	800	127,704
Royal Bank of Canada	2,200	174,079
Skandinaviska Enskilda Banken AB, Class A	5,000	47,019
Svenska Handelsbanken AB, Class A	6,000	64,636
Swedbank AB, Class A	3,200	47,643
Toronto-Dominion Bank (The)	3,800	213,125
Truist Financial Corp.	2,465	138,829
United Overseas Bank Ltd.	2,000	39,273
US Bancorp	1,900	112,651

		1,985,956

Capital Markets (4.5%)
Ameriprise Financial, Inc.	400	66,632
ASX Ltd.	800	44,019
Bank of New York Mellon Corp. (The)	1,500	75,495
BlackRock, Inc.	300	150,810
CME Group, Inc.	800	160,576
Deutsche Boerse AG	560	88,036
FactSet Research Systems, Inc.	100	26,830
Hong Kong Exchanges & Clearing Ltd.	800	25,974
Intercontinental Exchange, Inc.	2,300	212,865
Moody’s Corp.	400	94,964
Morgan Stanley	1,500	76,680
MSCI, Inc.	200	51,636
Nasdaq, Inc.	400	42,840
Northern Trust Corp.	700	74,368
S&P Global, Inc.	700	191,135
T. Rowe Price Group, Inc.	500	60,920

		1,443,780

Consumer Finance (0.6%)
American Express Co.	1,200	149,388
Discover Financial Services	400	33,928

		183,316

Diversified Financial Services (0.8%)
Berkshire Hathaway, Inc., Class B*	1,200	271,800

Insurance (7.9%)
Aflac, Inc.	1,900	100,510
Allianz SE (Registered)	802	196,473
Allstate Corp. (The)	1,300	146,185
Aon plc	1,000	208,290
Assicurazioni Generali SpA	2,400	49,521
Baloise Holding AG (Registered)	161	29,113
Chubb Ltd.	1,400	217,924
Cincinnati Financial Corp.	300	31,545
Great-West Lifeco, Inc.	1,700	43,542
Hannover Rueck SE	180	34,788
Hartford Financial Services Group, Inc. (The)	2,000	121,540
Insurance Australia Group Ltd.	5,068	27,243
Intact Financial Corp.	700	75,695
Legal & General Group plc	8,000	32,108
Loews Corp.	500	26,245
Manulife Financial Corp.	3,500	71,049
Marsh & McLennan Cos., Inc.	2,200	245,102
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	350	103,253
NN Group NV	635	24,089
Power Corp. of Canada	1,300	33,487
Progressive Corp. (The)	1,800	130,302
Sampo OYJ, Class A	1,900	82,926
Sompo Holdings, Inc.	500	19,787
Sun Life Financial, Inc.	3,000	136,791

See Notes to Financial Statements.

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1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Tokio Marine Holdings, Inc.	1,800	$101,369
Willis Towers Watson plc	500	100,970
Zurich Insurance Group AG	380	155,919

		2,545,766

Total Financials		6,430,618

Health Care (13.2%)
Biotechnology (1.0%)
Amgen, Inc.	922	222,266
CSL Ltd.	476	92,113

		314,379

Health Care Equipment & Supplies (4.1%)
Abbott Laboratories	1,000	86,860
Baxter International, Inc.	1,000	83,620
Boston Scientific Corp.*	900	40,698
Coloplast A/S, Class B	300	37,215
Danaher Corp.	1,100	168,828
Hoya Corp.	500	48,088
IDEXX Laboratories, Inc.*	200	52,226
Intuitive Surgical, Inc.*	200	118,230
Koninklijke Philips NV	1,319	64,389
Medtronic plc	3,000	340,350
STERIS plc	200	30,484
Stryker Corp.	900	188,946
Terumo Corp.	1,000	35,755
West Pharmaceutical Services, Inc.	200	30,066

		1,325,755

Health Care Providers & Services (1.5%)
AmerisourceBergen Corp.	300	25,506
Anthem, Inc.	200	60,406
HCA Healthcare, Inc.	400	59,124
Henry Schein, Inc.*	500	33,360
Quest Diagnostics, Inc.	300	32,037
UnitedHealth Group, Inc.	900	264,582

		475,015

Life Sciences Tools & Services (0.9%)
Agilent Technologies, Inc.	700	59,717
Mettler-Toledo International, Inc.*	100	79,328
Thermo Fisher Scientific, Inc.	300	97,461
Waters Corp.*	200	46,730

		283,236

Pharmaceuticals (5.7%)
Astellas Pharma, Inc.	3,900	67,121
Chugai Pharmaceutical Co. Ltd.	300	27,831
Eli Lilly & Co.	1,300	170,859
GlaxoSmithKline plc	2,800	65,981
Johnson & Johnson	1,500	218,805
Merck & Co., Inc.	3,600	327,420
Merck KGaA	300	35,451
Novartis AG (Registered)	834	79,195
Novo Nordisk A/S, Class B	2,691	156,184
Otsuka Holdings Co. Ltd.	500	22,470
Pfizer, Inc.	7,900	309,522
Roche Holding AG	590	191,424
Shionogi & Co. Ltd.	500	31,140
Zoetis, Inc.	1,200	158,820

		1,862,223

Total Health Care		4,260,608

Industrials (14.3%)
Aerospace & Defense (2.5%)
Airbus SE	477	69,813
CAE, Inc.	1,500	39,714
General Dynamics Corp.	600	105,810
HEICO Corp.	200	22,830
L3Harris Technologies, Inc.	400	79,148
Lockheed Martin Corp.	500	194,690
MTU Aero Engines AG	150	42,838
Northrop Grumman Corp.	500	171,985
United Technologies Corp.	600	89,856

		816,684

Air Freight & Logistics (0.8%)
Deutsche Post AG (Registered)	800	30,519
Expeditors International of Washington, Inc.	1,100	85,822
United Parcel Service, Inc., Class B	1,100	128,766

		245,107

Building Products (1.1%)
Allegion plc	300	37,362
Assa Abloy AB, Class B	1,600	37,410
Daikin Industries Ltd.	500	71,097
Geberit AG (Registered)	150	84,191
Johnson Controls International plc	1,900	77,349
Lennox International, Inc.	100	24,397
Masco Corp.	700	33,593

		365,399

Commercial Services & Supplies (1.1%)
Cintas Corp.	200	53,816
Copart, Inc.*	500	45,470
Republic Services, Inc.	500	44,815
Secom Co. Ltd.	800	71,986
Sohgo Security Services Co. Ltd.	600	32,690
Waste Management, Inc.	1,000	113,960

		362,737

Construction & Engineering (0.8%)
HOCHTIEF AG	210	26,783
Obayashi Corp.	5,100	57,123
Shimizu Corp.	3,200	32,867
Taisei Corp.	800	33,464
Vinci SA	600	66,629
WSP Global, Inc.	600	40,970

		257,836

Electrical Equipment (0.5%)
Eaton Corp. plc	400	37,888
Legrand SA	300	24,444
Rockwell Automation, Inc.	200	40,534
Schneider Electric SE	400	41,054

		143,920

Industrial Conglomerates (1.5%)
3M Co.	900	158,778
Honeywell International, Inc.	900	159,300
Roper Technologies, Inc.	200	70,846
Siemens AG (Registered)	720	94,121

		483,045

See Notes to Financial Statements.

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1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Machinery (1.9%)
Atlas Copco AB, Class A	1,800	$71,797
Caterpillar, Inc.	600	88,608
Cummins, Inc.	400	71,584
IDEX Corp.	200	34,400
Illinois Tool Works, Inc.	600	107,778
Ingersoll-Rand plc	900	119,628
Kone OYJ, Class B	1,000	65,373
Sandvik AB	2,000	39,001
Schindler Holding AG	120	30,527

		628,696

Marine (0.2%)
Kuehne + Nagel International AG (Registered)	450	75,884

Professional Services (1.4%)
CoStar Group, Inc.*	100	59,830
Experian plc	1,000	33,804
IHS Markit Ltd.*	1,200	90,420
Randstad NV	400	24,426
Recruit Holdings Co. Ltd.	1,000	37,725
TransUnion	400	34,244
Verisk Analytics, Inc.	500	74,670
Wolters Kluwer NV	1,200	87,519

		442,638

Road & Rail (1.2%)
Canadian National Railway Co.	1,200	108,555
Central Japan Railway Co.	200	40,495
East Japan Railway Co.	600	54,437
Kintetsu Group Holdings Co. Ltd.	1,000	54,484
Odakyu Electric Railway Co. Ltd.	2,000	46,956
Tokyu Corp.	2,000	37,164
Union Pacific Corp.	300	54,237

		396,328

Trading Companies & Distributors (1.1%)
Fastenal Co.	1,600	59,120
Ferguson plc	568	51,538
ITOCHU Corp.	2,500	58,315
Mitsubishi Corp.	1,100	29,359
Mitsui & Co. Ltd.	1,700	30,447
Sumitomo Corp.	2,200	32,882
Toyota Tsusho Corp.	1,700	60,393
WW Grainger, Inc.	100	33,852

		355,906

Transportation Infrastructure (0.2%)
Aena SME SA (m)	260	49,725

Total Industrials		4,623,905

Information Technology (12.7%)
Communications Equipment (0.6%)
Cisco Systems, Inc.	3,797	182,104

Electronic Equipment, Instruments & Components (0.7%)
Amphenol Corp., Class A	800	86,584
CDW Corp.	400	57,136
Hitachi Ltd.	600	25,545
Keyence Corp.	200	70,848

		240,113

IT Services (4.9%)
Accenture plc, Class A	1,300	273,741
Amadeus IT Group SA	600	48,996
Automatic Data Processing, Inc.	1,300	221,650
Broadridge Financial Solutions, Inc.	300	37,062
CGI, Inc.*	1,300	108,791
Cognizant Technology Solutions Corp., Class A	1,000	62,020
Jack Henry & Associates, Inc.	300	43,701
Mastercard, Inc., Class A	800	238,872
NTT Data Corp.	2,300	31,053
Paychex, Inc.	1,100	93,566
PayPal Holdings, Inc.*	598	64,686
Visa, Inc., Class A	1,900	357,010

		1,581,148

Semiconductors & Semiconductor Equipment (1.6%)
ASML Holding NV	459	135,769
Intel Corp.	3,700	221,445
Texas Instruments, Inc.	1,300	166,777

		523,991

Software (3.8%)
Adobe, Inc.*	600	197,886
ANSYS, Inc.*	200	51,482
Cadence Design Systems, Inc.*	500	34,680
Citrix Systems, Inc.	300	33,270
Intuit, Inc.	600	157,158
Microsoft Corp.	2,561	403,713
Oracle Corp.	2,900	153,642
SAP SE	1,280	172,752
Synopsys, Inc.*	300	41,760

		1,246,343

Technology Hardware, Storage & Peripherals (1.1%)
Apple, Inc.	900	264,285
Canon, Inc.	1,900	52,224
FUJIFILM Holdings Corp.	600	28,880

		345,389

Total Information Technology		4,119,088

Materials (3.4%)
Chemicals (3.0%)
Air Products & Chemicals, Inc.	300	70,497
Akzo Nobel NV	916	93,131
Celanese Corp.	200	24,624
Chr Hansen Holding A/S	300	23,840
Ecolab, Inc.	1,200	231,588
Givaudan SA (Registered)	36	112,746
Koninklijke DSM NV	309	40,241
Linde plc	600	127,740
Novozymes A/S, Class B	400	19,574
PPG Industries, Inc.	700	93,443
Sherwin-Williams Co. (The)	100	58,354
Symrise AG	500	52,608

		948,386

Containers & Packaging (0.1%)
Ball Corp.	600	38,802

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Metals & Mining (0.2%)
BHP Group Ltd.	1,432	$39,111
Rio Tinto Ltd.	478	33,678

		72,789

Paper & Forest Products (0.1%)
UPM-Kymmene OYJ	800	27,737

Total Materials		1,087,714

Real Estate (4.6%)
Equity Real Estate Investment Trusts (REITs) (3.5%)
American Tower Corp. (REIT)	300	68,946
AvalonBay Communities, Inc. (REIT)	700	146,790
CapitaLand Commercial Trust (REIT)	27,000	39,950
CapitaLand Mall Trust (REIT)	22,000	40,240
Dexus (REIT)	6,439	52,867
Equity LifeStyle Properties, Inc. (REIT)	400	28,156
Equity Residential (REIT)	700	56,644
Federal Realty Investment Trust (REIT)	200	25,746
Goodman Group (REIT)	6,600	61,924
GPT Group (The) (REIT)	15,408	60,550
H&R REIT (REIT)	1,500	24,373
Japan Retail Fund Investment Corp. (REIT)	13	27,913
Mirvac Group (REIT)	22,500	50,210
Prologis, Inc. (REIT)	1,500	133,710
Public Storage (REIT)	300	63,888
Regency Centers Corp. (REIT)	500	31,545
Simon Property Group, Inc. (REIT)	800	119,168
United Urban Investment Corp. (REIT)	15	28,107
Vornado Realty Trust (REIT)	300	19,950
Welltower, Inc. (REIT)	800	65,424

		1,146,101

Real Estate Management & Development (1.1%)
CapitaLand Ltd.	18,600	51,861
CBRE Group, Inc., Class A*	700	42,903
Daito Trust Construction Co. Ltd.	200	24,812
Daiwa House Industry Co. Ltd.	1,000	31,200
First Capital REIT (REIT)	1,900	30,244
Mitsubishi Estate Co. Ltd.	2,000	38,461
Mitsui Fudosan Co. Ltd.	1,000	24,591
Swiss Prime Site AG (Registered)*	887	102,558

		346,630

Total Real Estate		1,492,731

Utilities (5.2%)
Electric Utilities (1.8%)
Chubu Electric Power Co., Inc.	3,900	55,330
Enel SpA	17,000	134,855
Eversource Energy	1,700	144,619
Iberdrola SA	3,224	33,198
Orsted A/S (m)	417	43,128
Red Electrica Corp. SA	3,000	60,320
Terna Rete Elettrica Nazionale SpA	15,559	103,912

		575,362

Gas Utilities (0.7%)
Atmos Energy Corp.	600	67,116
Hong Kong & China Gas Co. Ltd.	21,296	41,596
Naturgy Energy Group SA	1,970	49,498
Snam SpA	6,000	31,538
Tokyo Gas Co. Ltd.	2,000	48,806

		238,554

Multi-Utilities (2.2%)
CenterPoint Energy, Inc.	1,800	49,086
CMS Energy Corp.	1,300	81,692
Consolidated Edison, Inc.	1,500	135,705
E.ON SE	8,640	92,302
Engie SA	1,600	25,844
National Grid plc	3,500	43,778
Public Service Enterprise Group, Inc.	1,400	82,670
Sempra Energy	1,300	196,924

		708,001

Water Utilities (0.5%)
American Water Works Co., Inc.	900	110,565
Severn Trent plc	1,200	39,976

		150,541

Total Utilities		1,672,458

Total Investments in Securities (98.7%) (Cost $25,194,916)		31,908,703
Other Assets Less Liabilities (1.3%)		424,723

Net Assets (100%)		$32,333,426

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $92,853 or 0.3% of net assets.

(x)

All or a portion of security is on loan at December 31, 2019, the Portfolio had loaned securities with a total value of $23,796. This was collateralized by $26,109 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/9/20 - 2/15/49.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Country Diversification As a Percentage of Total Net Assets
Australia	2.1%
Canada	5.9
Denmark	1.0
Finland	0.7
France	1.7
Germany	4.1
Hong Kong	0.4
Israel	0.4
Italy	1.1
Japan	7.3
Netherlands	1.8
Norway	0.3
Singapore	0.6
Spain	1.1
Sweden	1.1
Switzerland	3.6
United Kingdom	2.6
United States	62.9
Cash and Other	1.3

100.0%

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$1,083,276	$657,816	$—	$1,741,092
Consumer Discretionary	1,583,826	717,973	—	2,301,799
Consumer Staples	2,580,703	1,259,815	—	3,840,518
Energy	132,192	205,980	—	338,172
Financials	4,901,968	1,528,650	—	6,430,618
Health Care	3,306,251	954,357	—	4,260,608
Industrials	2,794,625	1,829,280	—	4,623,905
Information Technology	3,553,021	566,067	—	4,119,088
Materials	645,048	442,666	—	1,087,714
Real Estate	857,487	635,244	—	1,492,731
Utilities	868,377	804,081	—	1,672,458

Total Assets	$22,306,774	$9,601,929	$—	$31,908,703

Total Liabilities	$—	$—	$—	$—

Total	$22,306,774	$9,601,929	$—	$31,908,703

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$13,155,019
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$7,561,526

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,916,121
Aggregate gross unrealized depreciation	(227,335)

Net unrealized appreciation	$6,688,786

Federal income tax cost of investments in securities and derivative instruments, if applicable	$25,219,917

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x) (Cost $25,194,916)	$31,908,703
Cash	319,861
Foreign cash (Cost $85,616)	86,662
Dividends, interest and other receivables	56,376
Receivable for Portfolio shares sold	40,372
Securities lending income receivable	210
Other assets	105

Total assets	32,412,289

LIABILITIES
Investment management fees payable	12,486
Administrative fees payable	7,182
Distribution fees payable – Class IB	4,552
Payable for Portfolio shares redeemed	79
Accrued expenses	54,564

Total liabilities	78,863

NET ASSETS	$32,333,426

Net assets were comprised of:
Paid in capital	$25,538,807
Total distributable earnings (loss)	6,794,619

Net assets	$32,333,426

Class IB
Net asset value, offering and redemption price per share, $21,946,733 / 1,522,144 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.42

Class K
Net asset value, offering and redemption price per share, $10,386,693 / 720,158 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.42

(x)	Includes value of securities on loan of $23,796.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $41,084 foreign withholding tax)	$622,958
Interest	3,497
Securities lending (net)	3,510

Total income	629,965

EXPENSES
Investment management fees	186,175
Professional fees	50,750
Distribution fees – Class IB	43,305
Administrative fees	30,025
Custodian fees	27,200
Printing and mailing expenses	23,045
Trustees’ fees	805
Miscellaneous	10,497

Gross expenses	371,802
Less: Waiver from investment manager	(88,977)

Net expenses	282,825

NET INVESTMENT INCOME (LOSS)	347,140

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	535,118
Foreign currency transactions	(1,539)

Net realized gain (loss)	533,579

Change in unrealized appreciation (depreciation) on:
Investments in securities	5,209,553
Foreign currency translations	611

Net change in unrealized appreciation (depreciation)	5,210,164

NET REALIZED AND UNREALIZED GAIN (LOSS)	5,743,743

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,090,883

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$347,140	$281,443
Net realized gain (loss)	533,579	699,222
Net change in unrealized appreciation (depreciation)	5,210,164	(2,289,977)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,090,883	(1,309,312)

Distributions to shareholders:
Class IB	(522,441)	(656,150)
Class K	(274,298)	(429,800)

Total distributions to shareholders	(796,739)	(1,085,950)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 540,615 and 316,426 shares, respectively ]	7,325,213	4,071,755
Capital shares issued in reinvestment of dividends and distributions [ 36,797 and 53,358 shares, respectively ]	522,441	656,150
Capital shares repurchased [ (175,213) and (53,165) shares, respectively ]	(2,338,898)	(687,834)

Total Class IB transactions	5,508,756	4,040,071

Class K
Capital shares sold [ 37,190 and 22,534 shares, respectively ]	507,754	293,168
Capital shares issued in reinvestment of dividends and distributions [ 19,313 and 34,925 shares, respectively ]	274,298	429,800
Capital shares repurchased [ (15,039) and (13,524) shares, respectively ]	(200,638)	(176,832)

Total Class K transactions	581,414	546,136

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,090,170	4,586,207

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,384,314	2,190,945
NET ASSETS:
Beginning of year	20,949,112	18,758,167

End of year	$32,333,426	$20,949,112

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.65	$13.04	$11.16	$10.67	$10.70

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.17	0.15	0.15	0.14
Net realized and unrealized gain (loss)	2.97	(0.92)	2.26	0.48	(0.02)

Total from investment operations	3.13	(0.75)	2.41	0.63	0.12

Less distributions:
Dividends from net investment income	(0.16)	(0.16)	(0.16)	(0.14)	(0.13)
Distributions from net realized gains	(0.20)	(0.48)	(0.37)	— #	(0.02)

Total dividends and distributions	(0.36)	(0.64)	(0.53)	(0.14)	(0.15)

Net asset value, end of year	$14.42	$11.65	$13.04	$11.16	$10.67

Total return	26.90%	(6.03)%	21.65%	5.93%	1.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$21,947	$13,044	$10,478	$7,439	$6,347
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.15%	1.15%	1.16%	1.23%	1.25%
Before waivers and reimbursements (f)	1.48%	1.61%	1.72%	1.79%	1.92%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.21%	1.28%	1.23%	1.35%	1.24%
Before waivers and reimbursements (f)	0.88%	0.82%	0.68%	0.79%	0.58%
Portfolio turnover rate^	29%	47%	42%	27%	28%

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.65	$13.04	$11.15	$10.67	$10.70

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.20	0.19	0.18	0.16
Net realized and unrealized gain (loss)	2.96	(0.92)	2.26	0.47	(0.01)

Total from investment operations	3.16	(0.72)	2.45	0.65	0.15

Less distributions:
Dividends from net investment income	(0.19)	(0.19)	(0.19)	(0.17)	(0.16)
Distributions from net realized gains	(0.20)	(0.48)	(0.37)	— #	(0.02)

Total dividends and distributions	(0.39)	(0.67)	(0.56)	(0.17)	(0.18)

Net asset value, end of year	$14.42	$11.65	$13.04	$11.15	$10.67

Total return	27.20%	(5.80)%	22.04%	6.20%	1.36%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,387	$7,905	$8,280	$7,013	$6,709
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.90%	0.90%	0.92%	0.98%	1.00%
Before waivers and reimbursements (f)	1.24%	1.35%	1.46%	1.53%	1.65%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.48%	1.54%	1.50%	1.61%	1.50%
Before waivers and reimbursements (f)	1.15%	1.09%	0.96%	1.06%	0.84%
Portfolio turnover rate^	29%	47%	42%	27%	28%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	American Century Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	28.77%	12.56%
Russell Midcap® Value Index	27.06	11.29

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 28.77% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell Midcap® Value Index, which returned 27.06% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection drove relative outperformance in health care, where Zimmer Biomet Holdings, Inc. was a top contributor. This medical device company reported better-than-expected revenues, margins and earnings. It also reported positive updates on its early ROSA robot placements and improvements in FDA-related supply constraints.

•	Stock selection among food products companies also lifted relative performance in the consumer staples sector.

•

Elsewhere in the Portfolio, Applied Materials, Inc. was a strong contributor. This semiconductor company was a strong performer, as it delivered solid financial results despite an uncertain global economic environment. We believe this company remains well positioned, supported by greenfield investments and share gain from its new tool offerings.

What hurt performance during the year:

•

Stock selection in financials, and especially in the insurance industry, detracted from relative performance. The stock of insurer ProAssurance Corp. underperformed as the company reported increased expected loss costs driven by higher jury rewards in medical malpractice litigation. ProAssurance has yet to see the impact specifically to its underwriting book, but it is being conservative by adjusting its estimates for the potential impact.

•	Outside the financial sector, weak gas prices hurt the stock of natural gas producer EQT Corp.

•

MSC Industrial Direct Co., Inc. was also a detractor. The stock fell in the second quarter after the company reported disappointing organic growth and guidance as demand for its industrial products continued to decelerate.

Portfolio Positioning and Outlook — American Century Investment Management, Inc.

The Portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

We believe we have identified select opportunities in the industrials sector as companies have underperformed due to concerns such as tariffs, input cost pressure and operational execution. While at year end we were overweight industrials, we have avoided names in the sector that we believe are lower quality. The Portfolio also had a notable overweight in health care. We added to our health care weighting as we found attractive opportunities in the sector due to increased political rhetoric as well as company specific issues. The vast majority of our holdings were in two industries: 1) health care providers and services and 2) health care equipment and supplies.

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EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO (Unaudited)

According to our metrics, real estate stocks remain expensive relative to their historical valuation and to other areas of the equity market. Therefore, we held a limited number of higher-quality real estate stocks that offer compelling valuations, in our opinion. Our metrics also showed that valuations throughout the communication services sector were unattractive. Additionally, many stocks in the sector have volatile business models, leading to a wider range of potential outcomes.

Sector Weightings as of December 31, 2019	% of Net Assets
Financials	21.2%
Industrials	16.4
Health Care	11.2
Utilities	9.7
Consumer Discretionary	8.9
Consumer Staples	6.8
Real Estate	5.7
Information Technology	5.2
Energy	4.8
Materials	3.5
Exchange Traded Fund	3.1
Repurchase Agreements	1.5
Communication Services	0.7
Investment Company	0.0 #
Cash and Other	1.3

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,099.80	$5.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.19	5.06

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.99%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (0.7%)
Wireless Telecommunication Services (0.7%)
Rogers Communications, Inc., Class B	46,292	$2,298,647

Total Communication Services		2,298,647

Consumer Discretionary (8.9%)
Auto Components (1.3%)
Aptiv plc	16,831	1,598,440
BorgWarner, Inc.	66,432	2,881,820

		4,480,260

Automobiles (1.6%)
Honda Motor Co. Ltd. (ADR) (x)	114,114	3,230,567
Thor Industries, Inc.	29,964	2,226,026

		5,456,593

Distributors (1.2%)
Genuine Parts Co.	38,964	4,139,146

Hotels, Restaurants & Leisure (1.9%)
Carnival Corp.	67,294	3,420,554
Sodexo SA	26,784	3,174,108

		6,594,662

Household Durables (0.8%)
PulteGroup, Inc.	73,132	2,837,521

Multiline Retail (0.7%)
Target Corp.	20,170	2,585,996

Specialty Retail (1.4%)
Advance Auto Parts, Inc.	29,441	4,715,270

Total Consumer Discretionary		30,809,448

Consumer Staples (6.8%)
Food & Staples Retailing (1.9%)
Koninklijke Ahold Delhaize NV	147,649	3,692,450
Sysco Corp.	34,885	2,984,063

		6,676,513

Food Products (4.0%)
Conagra Brands, Inc.	115,209	3,944,756
JM Smucker Co. (The)	23,031	2,398,218
Kellogg Co.	27,395	1,894,638
Mondelez International, Inc., Class A	34,797	1,916,619
Orkla ASA	361,791	3,666,002

		13,820,233

Household Products (0.9%)
Kimberly-Clark Corp.	22,262	3,062,138

Total Consumer Staples		23,558,884

Energy (4.8%)
Energy Equipment & Services (2.0%)
Baker Hughes Co.	137,534	3,524,996
Schlumberger Ltd.	87,116	3,502,063

		7,027,059

Oil, Gas & Consumable Fuels (2.8%)
ConocoPhillips	74,087	4,817,878
Imperial Oil Ltd.	72,963	1,930,060
Noble Energy, Inc.	120,979	3,005,118

		9,753,056

Total Energy		16,780,115

Financials (21.2%)
Banks (9.5%)
Comerica, Inc.	75,252	5,399,331
Commerce Bancshares, Inc.	61,174	4,156,162
First Hawaiian, Inc.	157,198	4,535,162
M&T Bank Corp.	25,409	4,313,178
Prosperity Bancshares, Inc.	24,079	1,731,039
Truist Financial Corp.	152,265	8,575,565
UMB Financial Corp.	34,061	2,337,947
Westamerica Bancorp	30,804	2,087,587

		33,135,971

Capital Markets (5.0%)
Ameriprise Financial, Inc.	31,980	5,327,228
Northern Trust Corp.	80,161	8,516,305
State Street Corp.	44,769	3,541,228

		17,384,761

Insurance (5.8%)
Aflac, Inc.	51,437	2,721,017
Arthur J Gallagher & Co.	9,579	912,208
Brown & Brown, Inc.	40,986	1,618,127
Chubb Ltd.	34,087	5,305,983
Globe Life, Inc.	12,487	1,314,257
ProAssurance Corp.	87,908	3,176,995
Reinsurance Group of America, Inc.	25,070	4,087,914
Travelers Cos., Inc. (The)	8,095	1,108,610

		20,245,111

Thrifts & Mortgage Finance (0.9%)
Capitol Federal Financial, Inc.	213,372	2,929,598

Total Financials		73,695,441

Health Care (11.2%)
Health Care Equipment & Supplies (4.4%)
Hologic, Inc.*	54,368	2,838,553
Siemens Healthineers AG (m)	48,963	2,351,752
Zimmer Biomet Holdings, Inc.	67,368	10,083,643

		15,273,948

Health Care Providers & Services (5.7%)
Cardinal Health, Inc.	83,753	4,236,227
Henry Schein, Inc.*	45,395	3,028,754
McKesson Corp.	27,642	3,823,442
Quest Diagnostics, Inc.	50,418	5,384,138
Universal Health Services, Inc., Class B	25,063	3,595,538

		20,068,099

Health Care Technology (1.1%)
Cerner Corp.	51,776	3,799,840

Total Health Care		39,141,887

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Industrials (16.4%)
Aerospace & Defense (1.5%)
BAE Systems plc	352,972	$2,640,704
Textron, Inc.	57,666	2,571,903

		5,212,607

Airlines (1.5%)
Southwest Airlines Co.	97,293	5,251,876

Building Products (1.5%)
Johnson Controls International plc	123,078	5,010,505

Commercial Services & Supplies (0.8%)
Republic Services, Inc.	32,609	2,922,745

Electrical Equipment (6.3%)
Eaton Corp. plc	27,896	2,642,309
Emerson Electric Co.	84,307	6,429,252
Hubbell, Inc.	38,500	5,691,070
nVent Electric plc	200,947	5,140,224
Schneider Electric SE	18,616	1,910,664

		21,813,519

Machinery (2.9%)
Cummins, Inc.	20,531	3,674,228
IMI plc	211,193	3,298,208
PACCAR, Inc.	40,186	3,178,712

		10,151,148

Road & Rail (0.9%)
Heartland Express, Inc.	155,398	3,271,128

Trading Companies & Distributors (1.0%)
MSC Industrial Direct Co., Inc., Class A	44,529	3,494,191

Total Industrials		57,127,719

Information Technology (5.2%)
Electronic Equipment, Instruments & Components (1.0%)
TE Connectivity Ltd.	36,028	3,452,924

Semiconductors & Semiconductor Equipment (3.4%)
Applied Materials, Inc.	76,502	4,669,682
Maxim Integrated Products, Inc.	70,914	4,361,920
Microchip Technology, Inc.	27,597	2,889,958

		11,921,560

Technology Hardware, Storage & Peripherals (0.8%)
HP, Inc.	124,067	2,549,577

Total Information Technology		17,924,061

Materials (3.5%)
Containers & Packaging (2.5%)
Graphic Packaging Holding Co.	104,271	1,736,112
Packaging Corp. of America	24,563	2,750,810
Sonoco Products Co.	39,719	2,451,457
Westrock Co.	44,504	1,909,667

		8,848,046

Paper & Forest Products (1.0%)
Mondi plc	148,967	3,497,527

Total Materials		12,345,573

Real Estate (5.7%)
Equity Real Estate Investment Trusts (REITs) (5.7%)
Empire State Realty Trust, Inc. (REIT), Class A	165,748	2,313,842
MGM Growth Properties LLC (REIT), Class A	121,964	3,777,225
Piedmont Office Realty Trust, Inc. (REIT), Class A	134,873	2,999,576
Welltower, Inc. (REIT)	54,067	4,421,599
Weyerhaeuser Co. (REIT)	212,077	6,404,725

Total Real Estate		19,916,967

Utilities (9.7%)
Electric Utilities (5.3%)
Edison International	64,281	4,847,430
Eversource Energy	29,896	2,543,253
Pinnacle West Capital Corp.	49,343	4,437,416
Xcel Energy, Inc.	105,027	6,668,164

		18,496,263

Gas Utilities (1.9%)
Atmos Energy Corp.	27,170	3,039,236
Spire, Inc.	42,498	3,540,509

		6,579,745

Multi-Utilities (2.5%)
Ameren Corp.	42,604	3,271,987
NorthWestern Corp.	50,110	3,591,384
WEC Energy Group, Inc.	21,513	1,984,144

		8,847,515

Total Utilities		33,923,523

Total Common Stocks (94.1%) (Cost $289,621,009)		327,522,265

EXCHANGE TRADED FUND (ETF):
Equity (3.1%)
iShares Russell Mid-Cap Value ETF (x)	113,653	10,770,895

Total Exchange Traded Fund (3.1%) (Cost $9,829,829)		10,770,895

SHORT-TERM INVESTMENTS:
Investment Company (0.0%)
JPMorgan Prime Money Market Fund, IM Shares	58,950	58,967

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.5%)
Cantor Fitzgerald & Co., 1.58%, dated 12/31/19, due 1/2/20, repurchase price $2,000,176, collateralized by various U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-8/20/69; total market value $2,040,000. (xx)	$2,000,000	2,000,000

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)

Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $3,061,167, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $3,122,096. (xx)	$3,060,878	$3,060,878

Total Repurchase Agreements		5,060,878

Total Short-Term Investments (1.5%) (Cost $5,119,845)		5,119,845

Total Investments in Securities (98.7%) (Cost $304,570,683)		343,413,005
Other Assets Less Liabilities (1.3%)		4,423,820

Net Assets (100%)		$347,836,825

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $2,351,752 or 0.7% of net assets.

(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $4,909,415. This was collateralized by cash of $5,060,878 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
USD	— United States Dollar

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	229,287	USD	256,057	Credit Suisse	3/31/2020	2,569
JPY	8,099,175	USD	74,880	Bank of America	3/31/2020	37
NOK	671,229	USD	76,291	Goldman Sachs	3/31/2020	183

Total unrealized appreciation						2,789

USD	3,575,018	CAD	4,701,841	Morgan Stanley	3/31/2020	(46,917)
USD	9,813,393	EUR	8,741,354	Credit Suisse	3/31/2020	(46,483)
USD	7,935,276	GBP	6,024,036	JPMorgan Chase Bank	3/31/2020	(63,571)
USD	2,010,800	JPY	218,750,705	Bank of America	3/31/2020	(12,651)
USD	3,131,586	NOK	28,225,231	Goldman Sachs	3/31/2020	(84,160)

Total unrealized depreciation						(253,782)

Net unrealized depreciation						(250,993)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$2,298,647	$—	$—	$2,298,647
Consumer Discretionary	27,635,340	3,174,108	—	30,809,448
Consumer Staples	16,200,432	7,358,452	—	23,558,884
Energy	16,780,115	—	—	16,780,115
Financials	73,695,441	—	—	73,695,441
Health Care	36,790,135	2,351,752	—	39,141,887
Industrials	49,278,143	7,849,576	—	57,127,719
Information Technology	17,924,061	—	—	17,924,061
Materials	8,848,046	3,497,527	—	12,345,573
Real Estate	19,916,967	—	—	19,916,967
Utilities	33,923,523	—	—	33,923,523
Exchange Traded Fund	10,770,895	—	—	10,770,895
Forward Currency Contracts	—	2,789	—	2,789
Short-Term Investments
Investment Company	58,967	—	—	58,967
Repurchase Agreements	—	5,060,878	—	5,060,878

Total Assets	$314,120,712	$29,295,082	$—	$343,415,794

Liabilities:
Forward Currency Contracts	$—	$(253,782)	$—	$(253,782)

Total Liabilities	$—	$(253,782)	$—	$(253,782)

Total	$314,120,712	$29,041,300	$—	$343,162,012

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$2,789

Total		$2,789

	Liability Derivatives
Foreign exchange contracts	Payables	$(253,782)

Total		$(253,782)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$496,377	$496,377

Total	$496,377	$496,377

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(127,027)	$(127,027)

Total	$(127,027)	$(127,027)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $23,748,000 during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$37	$(37)	$—	$—
Credit Suisse	2,569	(2,569)	—	—
Goldman Sachs	183	(183)	—	—

Total	$2,789	$(2,789)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$12,651	$(37)	$—	$12,614
Credit Suisse	46,483	(2,569)	—	43,914
Goldman Sachs	84,160	(183)	—	83,977
JPMorgan Chase Bank	63,571	—	—	63,571
Morgan Stanley	46,917	—	—	46,917

Total	$253,782	$(2,789)	$—	$250,993

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$140,657,408
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$128,199,416

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$42,110,845
Aggregate gross unrealized depreciation	(3,664,205)

Net unrealized appreciation	$38,446,640

Federal income tax cost of investments in securities and derivative instruments, if applicable	$304,715,372

For the year ended December 31, 2019, the Portfolio incurred approximately $11,687 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $299,509,805)	$338,352,127
Repurchase Agreements (Cost $5,060,878)	5,060,878
Cash	8,700,000
Foreign cash (Cost $14,662)	14,663
Receivable for securities sold	1,310,931
Dividends, interest and other receivables	859,452
Receivable for Portfolio shares sold	194,883
Unrealized appreciation on forward foreign currency contracts	2,789
Securities lending income receivable	1,978
Other assets	1,679

Total assets	354,499,380

LIABILITIES
Payable for return of collateral on securities loaned	5,060,878
Payable for securities purchased	817,747
Unrealized depreciation on forward foreign currency contracts	253,782
Payable for Portfolio shares redeemed	224,239
Investment management fees payable	147,933
Distribution fees payable – Class IB	72,722
Administrative fees payable	27,752
Accrued expenses	57,502

Total liabilities	6,662,555

NET ASSETS	$347,836,825

Net assets were comprised of:
Paid in capital	$308,663,339
Total distributable earnings (loss)	39,173,486

Net assets	$347,836,825

Class IB
Net asset value, offering and redemption price per share, $347,836,825 / 15,050,415 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.11

(x)	Includes value of securities on loan of $4,909,415.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $87,646 foreign withholding tax)	$7,708,951
Interest	157,735
Securities lending (net)	33,898

Total income	7,900,584

EXPENSES
Investment management fees	2,809,083
Distribution fees – Class IB	780,300
Administrative fees	298,221
Professional fees	70,133
Printing and mailing expenses	46,616
Offering costs	45,428
Custodian fees	36,500
Trustees’ fees	9,693
Miscellaneous	14,381

Gross expenses	4,110,355
Less: Waiver from investment manager	(1,004,589)

Net expenses	3,105,766

NET INVESTMENT INCOME (LOSS)	4,794,818

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	1,180,435
Forward foreign currency contracts	496,377
Foreign currency transactions	(2,739)

Net realized gain (loss)	1,674,073

Change in unrealized appreciation (depreciation) on:
Investments in securities	70,349,661
Forward foreign currency contracts	(127,027)
Foreign currency translations	630

Net change in unrealized appreciation (depreciation)	70,223,264

NET REALIZED AND UNREALIZED GAIN (LOSS)	71,897,337

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$76,692,155

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,794,818	$1,239,756
Net realized gain (loss)	1,674,073	(205,885)
Net change in unrealized appreciation (depreciation)	70,223,264	(31,631,423)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	76,692,155	(30,597,552)

Distributions to shareholders:
Class IB	(5,875,627)	(1,354,666)

Tax return of capital:
Class IB	—	(229,137)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,642,414 and 872,438 shares, respectively ]	34,751,362	17,506,281
Capital shares sold in-kind (Note 8) [ 0 and 13,623,602 shares, respectively ]	—	279,556,309
Capital shares issued in reinvestment of dividends [ 258,256 and 82,925 shares, respectively ]	5,875,627	1,583,803
Capital shares repurchased [ (1,187,158) and (242,062) shares, respectively ]	(25,342,839)	(4,728,891)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	15,284,150	293,917,502

TOTAL INCREASE (DECREASE) IN NET ASSETS	86,100,678	261,736,147
NET ASSETS:
Beginning of period	261,736,147	—

End of period	$347,836,825	$261,736,147

* Commencement of Operations.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$18.26		$20.52

Income (loss) from investment operations:
Net investment income (loss) (e)	0.33		0.09
Net realized and unrealized gain (loss)	4.92		(2.24)

Total from investment operations	5.25		(2.15)

Less distributions:
Dividends from net investment income	(0.38)		(0.09)
Distributions from net realized gains	(0.02)		—
Return of capital	—		(0.02)

Total dividends and distributions	(0.40)		(0.11)

Net asset value, end of period	$23.11		$18.26

Total return (b)	28.77%		(10.50)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$347,837		$261,736
Ratio of expenses to average net assets:
After waivers (a)(f)	0.99	%(j)	1.00	%(j)
Before waivers (a)(f)	1.32%		1.33%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.54%		2.29	%(l)
Before waivers (a)(f)	1.21%		1.95	%(l)
Portfolio turnover rate^	42%		11	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Capital Guardian Trust Company

➢	Capital International, Inc. (Effective July 1, 2019, Capital International, Inc. replaced Capital Guardian Trust Company as a sub-adviser to the Portfolio.)

PERFORMANCE RESULTS

Performance Table

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	32.89%	11.87%	13.75%
Portfolio – Class IB Shares	32.89	11.88	13.70
Portfolio – Class K Shares*	33.24	12.16	12.36
S&P 500® Index	31.49	11.70	13.56

* Date of inception 10/31/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 32.89% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 31.49% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the consumer discretionary and communication services sectors contributed to relative returns.

•	Positioning in the health care sector helped Portfolio results.

•

Shares of Seattle Genetics, Inc. surged. The company, which has no presence in the benchmark, received approval from the Food and Drug Administration for its bladder cancer drug. Seattle Genetics also announced it will pursue fast track approval for Tucatinib, used to treat breast cancer.

•	Shares of Dutch semiconductor equipment maker ASML Holdings NV gained on the company’s strong order book and projections for higher operating margins.

•

Aerospace components maker TransDigm Group, Inc. was another leading contributor on a relative basis. Shares soared on strong earnings and margin expansion following the closing of TransDigm Group, Inc.’s $4 billion acquisition of Esterline Technologies Corp.

•	Shares of Chipotle Mexican Grill, Inc. notched big gains. The restaurant chain posted better same-store sales growth throughout the year and made other operational improvements under a new CEO.

What hurt performance during the year:

•	Certain investments in the energy and information technology sectors detracted from results.

•	A below-benchmark position and stock choice in the materials sector also hurt relative returns.

•

The Portfolio’s below-benchmark exposure to Apple, Inc. detracted from relative returns. The tech giant’s stock price soared as the company reported record earnings growth, boosted by strong contributions from services, wearables, and iPad sales.

•	Sage Therapeutics, Inc. was another top detractor. Shares fell in December after the company announced disappointing results from a trial for a drug intended to treat depression.

•

The Portfolio’s underweight position in Microsoft Corp. relative to the benchmark also weighed on returns. Shares of the technology giant rose on a string of positive earnings reports, boosted by growth in its cloud computing business.

•	Shares of biotechnology firm Bluebird Bio, Inc. declined as continued operating losses and heightened competition led to concerns about the financial health of the company.

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Portfolio Positioning and Outlook

The current U.S. expansion became the longest in U.S. history in 2019 but has shown little indication of coming to an end in the near term. While growth remains modest, the economy continues to be supported by a strong labor market, resilient consumer spending, and an accommodative Federal Reserve. A resolution to the ongoing trade conflict with China would be a boon to U.S. manufacturing, which has shown weakness in recent months. Markets may experience higher volatility due to the upcoming presidential election, but historically elections have had little impact on long-term equity returns. Still, with equities at above average valuations, markets may be more vulnerable to shocks.

As the economy moves later in the cycle, the Portfolio has reduced exposure to information technology. The sector was recently one of the largest overweight exposures in the Portfolio but at year end was a slight underweight relative to the benchmark. Managers have also cut back on holdings within communication services. Managers have found value in health care, a sector that lagged in 2019 but that we believe remains on the cutting edge of innovation.

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	23.1%
Health Care	13.8
Financials	12.5
Communication Services	11.6
Consumer Discretionary	10.8
Industrials	8.7
Consumer Staples	5.7
Energy	5.5
Real Estate	3.0
Materials	1.6
Utilities	1.4
Repurchase Agreements	0.0 #
Cash and Other	2.3

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

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EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,085.20	$5.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.32	4.94
Class IB
Actual	1,000.00	1,085.10	5.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.32	4.94
Class K
Actual	1,000.00	1,086.40	3.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.58	3.67

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.97%, 0.97% and 0.72%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (11.6%)
Entertainment (3.3%)
Activision Blizzard, Inc.	142,700	$8,479,234
Netflix, Inc.*	17,350	5,613,939

		14,093,173

Interactive Media & Services (4.9%)
Alphabet, Inc., Class A*	68	91,079
Alphabet, Inc., Class C*	7,699	10,293,717
Facebook, Inc., Class A*	51,645	10,600,137

		20,984,933

Media (3.4%)
Charter Communications, Inc., Class A*	20,413	9,901,938
Comcast Corp., Class A	106,865	4,805,719

		14,707,657

Total Communication Services		49,785,763

Consumer Discretionary (10.8%)
Hotels, Restaurants & Leisure (6.5%)
Chipotle Mexican Grill, Inc.*	9,500	7,952,545
Hilton Grand Vacations, Inc.*	122,260	4,204,521
Hilton Worldwide Holdings, Inc.	55,800	6,188,778
Wynn Resorts Ltd.	36,000	4,999,320
Yum! Brands, Inc.	45,100	4,542,923

		27,888,087

Internet & Direct Marketing Retail (2.1%)
Amazon.com, Inc.*	3,167	5,852,109
Booking Holdings, Inc.*	1,500	3,080,595

		8,932,704

Specialty Retail (1.2%)
Ross Stores, Inc.	45,300	5,273,826

Textiles, Apparel & Luxury Goods (1.0%)
NIKE, Inc., Class B	43,842	4,441,633

Total Consumer Discretionary		46,536,250

Consumer Staples (5.7%)
Food & Staples Retailing (1.4%)
Costco Wholesale Corp.	20,100	5,907,792

Food Products (1.0%)
Mondelez International, Inc., Class A	76,190	4,196,545

Household Products (0.9%)
Church & Dwight Co., Inc.	52,915	3,722,041

Personal Products (0.9%)
Estee Lauder Cos., Inc. (The), Class A	19,800	4,089,492

Tobacco (1.5%)
Philip Morris International, Inc.	74,900	6,373,241

Total Consumer Staples		24,289,111

Energy (5.5%)
Oil, Gas & Consumable Fuels (5.5%)
Chevron Corp.	32,875	3,961,766
Concho Resources, Inc.	41,800	3,660,426
ConocoPhillips	67,100	4,363,513
Enbridge, Inc.	96,400	3,833,828
EOG Resources, Inc.	63,200	5,293,632
Equitrans Midstream Corp.	185,635	2,480,084

Total Energy		23,593,249

Financials (12.5%)
Banks (2.4%)
JPMorgan Chase & Co.	44,464	6,198,282
SVB Financial Group*	16,000	4,016,640

		10,214,922

Capital Markets (4.5%)
CME Group, Inc.	11,574	2,323,133
Intercontinental Exchange, Inc.	66,000	6,108,300
Moody’s Corp.	17,400	4,130,934
MSCI, Inc.	12,215	3,153,669
Nasdaq, Inc.	33,700	3,609,270

		19,325,306

Insurance (5.6%)
Aon plc	41,258	8,593,629
Chubb Ltd.	32,031	4,985,945
Marsh & McLennan Cos., Inc.	54,268	6,045,998
RenaissanceRe Holdings Ltd.	23,500	4,606,470

		24,232,042

Total Financials		53,772,270

Health Care (13.8%)
Biotechnology (7.7%)
Allakos, Inc. (x)*	17,800	1,697,408
Biohaven Pharmaceutical Holding Co. Ltd.*	101,105	5,504,156
Incyte Corp.*	33,200	2,899,024
Neurocrine Biosciences, Inc.*	50,000	5,374,500
Sage Therapeutics, Inc.*	24,700	1,783,093
Seattle Genetics, Inc.*	103,700	11,848,763
Ultragenyx Pharmaceutical, Inc.*	44,400	1,896,324
Vertex Pharmaceuticals, Inc.*	10,200	2,233,290

		33,236,558

Health Care Equipment & Supplies (2.9%)
Abbott Laboratories	35,000	3,040,100
Danaher Corp.	39,229	6,020,867
Edwards Lifesciences Corp.*	13,500	3,149,415

		12,210,382

Health Care Providers & Services (2.3%)
Anthem, Inc.	13,100	3,956,593
UnitedHealth Group, Inc.	20,100	5,908,998

		9,865,591

Pharmaceuticals (0.9%)
Eli Lilly & Co.	29,480	3,874,556

Total Health Care		59,187,087

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Industrials (8.7%)
Aerospace & Defense (4.3%)
Boeing Co. (The)	8,600	$2,801,536
Northrop Grumman Corp.	12,700	4,368,419
TransDigm Group, Inc.	12,300	6,888,000
United Technologies Corp.	27,825	4,167,072

		18,225,027

Commercial Services & Supplies (1.1%)
Waste Connections, Inc.	53,586	4,865,073

Machinery (1.4%)
Deere & Co.	14,200	2,460,292
Westinghouse Air Brake Technologies Corp.	45,355	3,528,619

		5,988,911

Professional Services (0.9%)
Equifax, Inc.	28,400	3,979,408

Road & Rail (1.0%)
CSX Corp.	58,100	4,204,116

Total Industrials		37,262,535

Information Technology (23.1%)
Electronic Equipment, Instruments & Components (0.9%)
Trimble, Inc.*	99,000	4,127,310

IT Services (7.5%)
Fiserv, Inc.*	73,100	8,452,553
Global Payments, Inc.	35,600	6,499,136
GoDaddy, Inc., Class A*	61,400	4,170,288
Jack Henry & Associates, Inc.	20,881	3,041,735
LiveRamp Holdings, Inc.*	55,200	2,653,464
Visa, Inc., Class A	38,464	7,227,386

		32,044,562

Semiconductors & Semiconductor Equipment (6.6%)
ASML Holding NV (Registered) (NYRS)	27,994	8,284,544
Broadcom, Inc.	22,388	7,075,056
Intel Corp.	69,800	4,177,530
Micron Technology, Inc.*	123,300	6,631,074
QUALCOMM, Inc.	22,900	2,020,467

		28,188,671

Software (6.2%)
Adobe, Inc.*	13,700	4,518,397
CDK Global, Inc.	61,000	3,335,480
Microsoft Corp.	66,300	10,455,510
ServiceNow, Inc.*	14,200	4,008,944
SVMK, Inc.*	241,380	4,313,460

		26,631,791

Technology Hardware, Storage & Peripherals (1.9%)
Apple, Inc.	10,138	2,977,024
NetApp, Inc.	81,600	5,079,600

		8,056,624

Total Information Technology		99,048,958

Materials (1.6%)
Chemicals (1.0%)
Air Products & Chemicals, Inc.	18,400	4,323,816

Metals & Mining (0.6%)
Allegheny Technologies, Inc.*	131,000	2,706,460

Total Materials		7,030,276

Real Estate (3.0%)
Equity Real Estate Investment Trusts (REITs) (3.0%)
American Tower Corp. (REIT)	16,595	3,813,863
Crown Castle International Corp. (REIT)	22,600	3,212,590
Equinix, Inc. (REIT)	10,100	5,895,370

Total Real Estate		12,921,823

Utilities (1.4%)
Electric Utilities (0.6%)
Edison International	35,100	2,646,891

Independent Power and Renewable Electricity Producers (0.8%)
AES Corp.	164,500	3,273,550

Total Utilities		5,920,441

Total Common Stocks (97.7%) (Cost $271,260,869)		419,347,763

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.0%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $41,660, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $42,490. (xx)	$41,657	41,657
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $57,585, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $58,728. (xx)	57,576	57,576

Total Repurchase Agreements		99,233

Total Short-Term Investments (0.0%) (Cost $99,233)		99,233

Total Investments in Securities (97.7%) (Cost $271,360,102)		419,446,996
Other Assets Less Liabilities (2.3%)		9,674,370

Net Assets (100%)		$429,121,366

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $1,374,900. This was collateralized by $1,333,661 of various U.S. Government Treasury Securities, ranging from 0.000% - 5.375%, maturing 1/16/20 - 5/15/48 and by cash of $99,233 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

NYRS	— New York Registry Shares

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$49,785,763	$—	$—	$49,785,763
Consumer Discretionary	46,536,250	—	—	46,536,250
Consumer Staples	24,289,111	—	—	24,289,111
Energy	23,593,249	—	—	23,593,249
Financials	53,772,270	—	—	53,772,270
Health Care	59,187,087	—	—	59,187,087
Industrials	37,262,535	—	—	37,262,535
Information Technology	99,048,958	—	—	99,048,958
Materials	7,030,276	—	—	7,030,276
Real Estate	12,921,823	—	—	12,921,823
Utilities	5,920,441	—	—	5,920,441
Short-Term Investments
Repurchase Agreements	—	99,233	—	99,233

Total Assets	$419,347,763	$99,233	$—	$419,446,996

Total Liabilities	$—	$—	$—	$—

Total	$419,347,763	$99,233	$—	$419,446,996

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$126,658,426
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$169,488,767

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$157,256,271
Aggregate gross unrealized depreciation	(9,092,856)

Net unrealized appreciation	$148,163,415

Federal income tax cost of investments in securities and derivative instruments, if applicable	$271,283,581

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $271,260,869)	$419,347,763
Repurchase Agreements (Cost $99,233)	99,233
Cash	9,573,279
Dividends, interest and other receivables	650,802
Receivable for Portfolio shares sold	36,498
Securities lending income receivable	964
Other assets	1,748

Total assets	429,710,287

LIABILITIES
Investment management fees payable	207,706
Payable for return of collateral on securities loaned	99,233
Distribution fees payable – Class IB	79,483
Payable for Portfolio shares redeemed	51,857
Administrative fees payable	34,148
Payable for securities purchased	10,940
Distribution fees payable – Class IA	8,670
Trustees’ fees payable	2,143
Accrued expenses	94,741

Total liabilities	588,921

NET ASSETS	$429,121,366

Net assets were comprised of:
Paid in capital	$283,578,615
Total distributable earnings (loss)	145,542,751

Net assets	$429,121,366

Class IA
Net asset value, offering and redemption price per share, $41,519,248 / 1,586,058 shares outstanding (unlimited amount authorized: $0.01 par value)	$26.18

Class IB
Net asset value, offering and redemption price per share, $381,178,143 / 14,539,582 shares outstanding (unlimited amount authorized: $0.01 par value)	$26.22

Class K
Net asset value, offering and redemption price per share, $6,423,975 / 246,046 shares outstanding (unlimited amount authorized: $0.01 par value)	$26.11

(x)	Includes value of securities on loan of $1,374,900.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $42,480 foreign withholding tax)	$6,412,210
Interest	145,785
Securities lending (net)	71,378

Total income	6,629,373

EXPENSES
Investment management fees	2,648,756
Distribution fees – Class IB	905,185
Administrative fees	389,385
Distribution fees – Class IA	100,520
Professional fees	53,994
Printing and mailing expenses	45,097
Custodian fees	39,999
Trustees’ fees	12,968
Miscellaneous	10,358

Gross expenses	4,206,262
Less: Waiver from investment manager	(264,874)

Net expenses	3,941,388

NET INVESTMENT INCOME (LOSS)	2,687,985

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	36,970,153
Net change in unrealized appreciation (depreciation) on investments in securities	73,474,408

NET REALIZED AND UNREALIZED GAIN (LOSS)	110,444,561

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$113,132,546

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,687,985	$2,115,295
Net realized gain (loss)	36,970,153	44,736,852
Net change in unrealized appreciation (depreciation)	73,474,408	(63,560,289)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	113,132,546	(16,708,142)

Distributions to shareholders:
Class IA	(4,760,076)	(5,013,837)
Class IB	(43,580,754)	(42,713,962)
Class K	(732,671)	(567,810)

Total distributions to shareholders	(49,073,501)	(48,295,609)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 64,435 and 76,885 shares, respectively ]	1,719,551	2,112,027
Capital shares issued in reinvestment of dividends and distributions [ 184,239 and 206,703 shares, respectively ]	4,760,076	5,013,837
Capital shares repurchased [ (324,715) and (200,680) shares, respectively ]	(8,577,984)	(5,536,885)

Total Class IA transactions	(2,098,357)	1,588,979

Class IB
Capital shares sold [ 374,547 and 389,184 shares, respectively ]	9,784,278	10,687,322
Capital shares issued in reinvestment of dividends and distributions [ 1,684,422 and 1,759,241 shares, respectively ]	43,580,754	42,713,962
Capital shares repurchased [ (1,694,355) and (1,435,295) shares, respectively ]	(44,979,060)	(39,593,571)

Total Class IB transactions	8,385,972	13,807,713

Class K
Capital shares sold [ 74,326 and 45,380 shares, respectively ]	1,979,002	1,217,551
Capital shares issued in reinvestment of dividends and distributions [ 28,460 and 23,497 shares, respectively ]	732,671	567,810
Capital shares repurchased [ (49,625) and (29,182) shares, respectively ]	(1,309,598)	(806,349)

Total Class K transactions	1,402,075	979,012

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	7,689,690	16,375,704

TOTAL INCREASE (DECREASE) IN NET ASSETS	71,748,735	(48,628,047)
NET ASSETS:
Beginning of year	357,372,631	406,000,678

End of year	$429,121,366	$357,372,631

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019		2018	2017		2016		2015
Net asset value, beginning of year	$22.27		$26.69	$22.66		$21.07		$20.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	##	0.14	0.16	####	0.16	###	0.10
Net realized and unrealized gain (loss)	7.06		(1.20)	5.58		1.62		0.29

Total from investment operations	7.23		(1.06)	5.74		1.78		0.39

Less distributions:
Dividends from net investment income	(0.15)		(0.16)	(0.16)		(0.19)		(0.13)
Distributions from net realized gains	(3.17)		(3.20)	(1.55)		—		—

Total dividends and distributions	(3.32)		(3.36)	(1.71)		(0.19)		(0.13)

Net asset value, end of year	$26.18		$22.27	$26.69		$22.66		$21.07

Total return	32.89%		(4.81)%	25.39	%(dd)	8.46%		1.87	%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$41,519		$37,013	$42,155		$38,797		$39,601
Ratio of expenses to average net assets:
After waivers (f)	0.97%		0.97%	0.97%		0.97%		0.97%
Before waivers (f)	1.03%		1.04%	1.04%		1.04%		1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.66	%(aa)	0.52%	0.61	%(ee)	0.74	%(cc)	0.47%
Before waivers (f)	0.59	%(aa)	0.45%	0.54	%(ee)	0.67	%(cc)	0.40%
Portfolio turnover rate^	32%		31%	28%		20%		31%

	Year Ended December 31,
Class IB	2019		2018	2017		2016		2015
Net asset value, beginning of year	$22.30		$26.72	$22.68		$21.10		$20.83

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	##	0.14	0.16	####	0.16	###	0.10
Net realized and unrealized gain (loss)	7.07		(1.20)	5.59		1.62		0.30

Total from investment operations	7.24		(1.06)	5.75		1.78		0.40

Less distributions:
Dividends from net investment income	(0.15)		(0.16)	(0.16)		(0.20)		(0.13)
Distributions from net realized gains	(3.17)		(3.20)	(1.55)		—		—

Total dividends and distributions	(3.32)		(3.36)	(1.71)		(0.20)		(0.13)

Net asset value, end of year	$26.22		$22.30	$26.72		$22.68		$21.10

Total return	32.89%		(4.81)%	25.41	%(dd)	8.40%		1.92	%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$381,178		$316,075	$359,765		$308,617		$310,665
Ratio of expenses to average net assets:
After waivers (f)	0.97%		0.97%	0.97%		0.97%		0.97%
Before waivers (f)	1.03%		1.04%	1.04%		1.04%		1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.66	%(aa)	0.52%	0.60	%(ee)	0.74	%(cc)	0.47%
Before waivers (f)	0.59	%(aa)	0.45%	0.54	%(ee)	0.68	%(cc)	0.40%
Portfolio turnover rate^	32%		31%	28%		20%		31%

See Notes to Financial Statements.

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EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019		2018	2017		2016		2015
Net asset value, beginning of year	$22.21		$26.64	$22.61		$21.03		$20.76

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	##	0.21	0.22	####	0.22	###	0.15
Net realized and unrealized gain (loss)	7.05		(1.21)	5.58		1.61		0.30

Total from investment operations	7.29		(1.00)	5.80		1.83		0.45

Less distributions:
Dividends from net investment income	(0.22)		(0.23)	(0.22)		(0.25)		(0.18)
Distributions from net realized gains	(3.17)		(3.20)	(1.55)		—		—

Total dividends and distributions	(3.39)		(3.43)	(1.77)		(0.25)		(0.18)

Net asset value, end of year	$26.11		$22.21	$26.64		$22.61		$21.03

Total return	33.24%		(4.61)%	25.74	%(dd)	8.70%		2.19	%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,424		$4,285	$4,081		$3,425		$2,901
Ratio of expenses to average net assets:
After waivers (f)	0.72%		0.72%	0.72%		0.72%		0.72%
Before waivers (f)	0.79%		0.79%	0.79%		0.79%		0.79%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.91	%(aa)	0.77%	0.85	%(ee)	1.01	%(cc)	0.71%
Before waivers (f)	0.84	%(aa)	0.71%	0.79	%(ee)	0.94	%(cc)	0.64%
Portfolio turnover rate^	32%		31%	28%		20%		31%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.12, $0.12 and $0.19 for Class IA, Class IB and Class K, respectively.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.12, $0.12 and $0.17 for Class IA, Class IB and Class K, respectively.
####	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.11, $0.11 and $0.17 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.19% lower.
(bb)	Includes income resulting from a litigation payment. Without this income, the total return would have been 1.73% for Class IA, 1.78% for Class IB and 2.04% for Class K.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios would have been 0.19%, 0.19% and 0.20% lower for Class IA, Class IB and Class K, respectively.
(dd)	Includes a litigation payment. Without this payment, the total return would have been 25.25% for Class IA, 25.27% for Class IB and 25.55% for Class K.
(ee)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.18% lower.

See Notes to Financial Statements.

90

EQ/JANUS ENTERPRISE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Janus Capital Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	36.48%	9.16%	11.02%
Portfolio – Class IB Shares	36.49	9.16	10.97
Portfolio – Class K Shares*	36.82	9.44	10.67
Russell Midcap® Growth Index	35.47	11.60	14.24

* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 36.49% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell Midcap® Growth Index, which returned 35.47% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in industrials contributed to relative performance.

•	An underweight and stock selection in communication services lifted relative performance.

•	A lack of exposure to the consumer staples sector aided relative results.

•	On an absolute basis, large contributors included KLA Corp., Global Payments, Inc. and Lam Research Corp.

What hurt performance during the year:

•	Stock selection in the consumer discretionary sector detracted from relative performance.

•	Stock selection in real estate detracted moderately from relative results.

•	Stock selection in materials detracted moderately from relative performance. On an absolute basis, the largest detractors were Sage Therapeutics, Inc., ICU Medical, Inc. and National Instruments Corp.

Portfolio Positioning and Outlook — Janus Capital Management LLC

While 2019 was a strong year for market performance, we would caution that such returns are not the norm and, as we look ahead to 2020, we remain cognizant of risks posed by global economic uncertainty, ongoing trade negotiations and the resulting reconfiguration of global supplier relationships. As we enter an election cycle, we also acknowledge that populist rhetoric from both sides of the political spectrum may create uncertainty for certain economic sectors, such as health care.

Additionally, we continue to see excessive valuations in certain high-growth stocks and sectors of the market. Our valuation discipline had led us to reduce holdings and move to underweights in such sectors, even in cases where we like the management teams and business models. We are not, on the other hand, turning our attention to value stocks, where technological change is increasingly disrupting established profit pools. We continue to pursue a middle way as we seek growth companies with sustainable competitive advantages, strong earnings growth potential and experienced, forward-looking management teams. And while we will not sacrifice these criteria in pursuit of attractive valuations, we also will not pay an excessive price for growth. In our current view, this middle way represents the most prudent strategy for providing our investors with positive long-term performance.

91

EQ/JANUS ENTERPRISE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	33.5%
Industrials	19.0
Health Care	16.9
Financials	13.1
Consumer Discretionary	8.1
Real Estate	4.2
Communication Services	1.4
Materials	1.2
Repurchase Agreements	0.4
Investment Company	0.4
Cash and Other	1.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,074.80	$5.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	1,075.10	5.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class K
Actual	1,000.00	1,075.70	4.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.05%, 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.4%)
Entertainment (0.6%)
Liberty Media Corp.-Liberty Formula One, Class C*	138,407	$6,361,878

Media (0.8%)
Omnicom Group, Inc.	114,395	9,268,283

Total Communication Services		15,630,161

Consumer Discretionary (8.1%)
Auto Components (0.5%)
Visteon Corp.*	60,301	5,221,464

Diversified Consumer Services (1.7%)
frontdoor, Inc.*	154,072	7,306,094
ServiceMaster Global Holdings, Inc.*	308,147	11,912,963

		19,219,057

Hotels, Restaurants & Leisure (3.2%)
Aramark	239,017	10,373,338
Dunkin’ Brands Group, Inc.	188,878	14,267,844
Norwegian Cruise Line Holdings Ltd.*	173,499	10,134,076

		34,775,258

Internet & Direct Marketing Retail (0.3%)
Wayfair, Inc., Class A (x)*	36,300	3,280,431

Specialty Retail (1.2%)
CarMax, Inc.*	84,903	7,443,446
Williams-Sonoma, Inc.	82,759	6,077,821

		13,521,267

Textiles, Apparel & Luxury Goods (1.2%)
Gildan Activewear, Inc.	446,379	13,181,572

Total Consumer Discretionary		89,199,049

Financials (13.1%)
Banks (0.5%)
SVB Financial Group*	23,500	5,899,440

Capital Markets (5.7%)
Cboe Global Markets, Inc.	61,359	7,363,080
LPL Financial Holdings, Inc.	291,164	26,859,879
MSCI, Inc.	25,438	6,567,583
TD Ameritrade Holding Corp.	426,305	21,187,358

		61,977,900

Consumer Finance (0.6%)
Synchrony Financial	179,011	6,446,186

Insurance (6.3%)
Aon plc	119,811	24,955,433
Intact Financial Corp.	172,091	18,609,232
Willis Towers Watson plc	45,942	9,277,528
WR Berkley Corp.	241,680	16,700,088

		69,542,281

Total Financials		143,865,807

Health Care (16.9%)
Biotechnology (1.3%)
Neurocrine Biosciences, Inc.*	71,131	7,645,871
Sage Therapeutics, Inc.*	22,206	1,603,051
Sarepta Therapeutics, Inc.*	36,927	4,765,060

		14,013,982

Health Care Equipment & Supplies (8.3%)
Boston Scientific Corp.*	503,066	22,748,645
Cooper Cos., Inc. (The)	61,945	19,902,309
Dentsply Sirona, Inc.	128,094	7,248,839
ICU Medical, Inc.*	34,616	6,477,346
STERIS plc	114,393	17,435,781
Teleflex, Inc.	27,213	10,244,062
Varian Medical Systems, Inc.*	47,134	6,693,499

		90,750,481

Life Sciences Tools & Services (5.3%)
IQVIA Holdings, Inc.*	96,385	14,892,446
PerkinElmer, Inc.	216,569	21,028,850
PRA Health Sciences, Inc.*	72,300	8,036,145
Waters Corp.*	62,215	14,536,535

		58,493,976

Pharmaceuticals (2.0%)
Bristol-Myers Squibb Co.	87,850	5,639,091
Catalent, Inc.*	218,369	12,294,175
Elanco Animal Health, Inc.*	154,633	4,553,942

		22,487,208

Total Health Care		185,745,647

Industrials (19.0%)
Aerospace & Defense (2.8%)
L3Harris Technologies, Inc.	72,370	14,319,852
Teledyne Technologies, Inc.*	47,802	16,565,305

		30,885,157

Airlines (1.3%)
Ryanair Holdings plc (ADR)*	104,483	9,153,756
Southwest Airlines Co.	101,788	5,494,516

		14,648,272

Commercial Services & Supplies (3.2%)
Cimpress plc (x)*	116,887	14,700,878
Edenred	164,129	8,487,171
Ritchie Bros Auctioneers, Inc.	269,159	11,560,379

		34,748,428

Electrical Equipment (2.5%)
Sensata Technologies Holding plc*	510,075	27,477,740

Industrial Conglomerates (1.0%)
Carlisle Cos., Inc.	65,695	10,632,079

Machinery (3.4%)
Ingersoll-Rand plc	48,643	6,465,628
Middleby Corp. (The)*	61,169	6,699,229
Rexnord Corp.*	368,790	12,029,930
Westinghouse Air Brake Technologies Corp.	161,409	12,557,620

		37,752,407

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Professional Services (3.7%)
CoStar Group, Inc.*	18,925	$11,322,828
IHS Markit Ltd.*	159,418	12,012,146
Verisk Analytics, Inc.	114,733	17,134,226

		40,469,200

Road & Rail (0.4%)
Old Dominion Freight Line, Inc.	25,197	4,781,887

Trading Companies & Distributors (0.7%)
Ferguson plc	79,130	7,179,868

Total Industrials		208,575,038

Information Technology (33.5%)
Electronic Equipment, Instruments & Components (5.8%)
Belden, Inc.	113,561	6,245,855
Dolby Laboratories, Inc., Class A	161,587	11,117,186
Flex Ltd.*	865,535	10,923,052
National Instruments Corp.	333,875	14,136,267
TE Connectivity Ltd.	229,051	21,952,248

		64,374,608

IT Services (11.6%)
Amdocs Ltd.	264,353	19,083,643
Broadridge Financial Solutions, Inc.	137,445	16,979,955
Euronet Worldwide, Inc.*	37,231	5,866,116
Fidelity National Information Services, Inc.	129,040	17,948,174
Gartner, Inc.*	7,874	1,213,383
Global Payments, Inc.	125,223	22,860,711
GoDaddy, Inc., Class A*	263,344	17,886,325
WEX, Inc.*	120,634	25,267,998

		127,106,305

Semiconductors & Semiconductor Equipment (7.9%)
KLA Corp.	103,875	18,507,409
Lam Research Corp.	61,912	18,103,069
Microchip Technology, Inc. (x)	244,044	25,556,287
ON Semiconductor Corp.*	791,336	19,292,772
Xilinx, Inc.	51,881	5,072,405

		86,531,942

Software (8.2%)
Atlassian Corp. plc, Class A*	83,910	10,097,729
Constellation Software, Inc.	30,340	29,466,401
Intuit, Inc.	21,455	5,619,708
Nice Ltd. (ADR) (x)*	134,282	20,833,852
SS&C Technologies Holdings, Inc.	385,977	23,698,988

		89,716,678

Total Information Technology		367,729,533

Materials (1.2%)
Containers & Packaging (1.2%)
Sealed Air Corp.	320,379	12,760,695

Total Materials		12,760,695

Real Estate (4.2%)
Equity Real Estate Investment Trusts (REITs) (4.2%)
Crown Castle International Corp. (REIT)	169,281	24,063,294
Lamar Advertising Co. (REIT), Class A	252,302	22,520,477

Total Real Estate		46,583,771

Total Common Stocks (97.4%) (Cost $694,538,307)		1,070,089,701

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Bristol-Myers Squibb Co., CVR* (Cost $187,121)	87,850	264,429

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.4%)
JPMorgan Prime Money Market Fund, IM Shares	3,661,645	3,662,744

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.4%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $4,283,373, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $4,368,628. (xx)	$4,282,968	4,282,968

Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $500,076, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $510,004. (xx)	500,000	500,000

Total Repurchase Agreements		4,782,968

Total Short-Term Investments (0.8%) (Cost $8,445,989)		8,445,712

Total Investments in Securities (98.2%) (Cost $703,171,417)		1,078,799,842
Other Assets Less Liabilities (1.8%)		19,467,190

Net Assets (100%)		$1,098,267,032

See Notes to Financial Statements.

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EQ/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $25,103,798. This was collateralized by $21,427,045 of various U.S. Government Treasury Securities, ranging from 0.000% - 5.375%, maturing 1/7/20 - 2/15/49 and by cash of $4,782,968 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	—	American Depositary Receipt
CVR	—	Contingent Value Right

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$15,630,161	$—	$—	$15,630,161
Consumer Discretionary	89,199,049	—	—	89,199,049
Financials	143,865,807	—	—	143,865,807
Health Care	185,745,647	—	—	185,745,647
Industrials	192,907,999	15,667,039	—	208,575,038
Information Technology	367,729,533	—	—	367,729,533
Materials	12,760,695	—	—	12,760,695
Real Estate	46,583,771	—	—	46,583,771
Rights
Health Care	264,429	—	—	264,429
Short-Term Investments
Investment Company	3,662,744	—	—	3,662,744
Repurchase Agreements	—	4,782,968	—	4,782,968

Total Assets	$1,058,349,835	$20,450,007	$—	$1,078,799,842

Total Liabilities	$—	$—	$—	$—

Total	$1,058,349,835	$20,450,007	$—	$1,078,799,842

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:
Cost of Purchases:
Long-term investments other than U.S. government debt securities	$104,085,631
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$185,728,022

See Notes to Financial Statements.

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EQ/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$387,640,454
Aggregate gross unrealized depreciation	(11,976,964)

Net unrealized appreciation	$375,663,490

Federal income tax cost of investments in securities and derivative instruments, if applicable	$703,136,352

For the year ended December 31, 2019, the Portfolio incurred approximately $756 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $698,388,449)	$1,074,016,874
Repurchase Agreements (Cost $4,782,968)	4,782,968
Cash	24,669,000
Dividends, interest and other receivables	379,652
Receivable for securities sold	241,019
Receivable for Portfolio shares sold	205,568
Securities lending income receivable	4,052
Other assets	4,288

Total assets	1,104,303,421

LIABILITIES
Payable for return of collateral on securities loaned	4,782,968
Investment management fees payable	618,578
Payable for Portfolio shares redeemed	249,025
Distribution fees payable – Class IB	201,345
Administrative fees payable	87,609
Distribution fees payable – Class IA	18,281
Accrued expenses	78,583

Total liabilities	6,036,389

NET ASSETS	$1,098,267,032

Net assets were comprised of:
Paid in capital	$708,879,207
Total distributable earnings (loss)	389,387,825

Net assets	$1,098,267,032

Class IA
Net asset value, offering and redemption price per share, $87,385,514 / 4,076,339 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.44

Class IB
Net asset value, offering and redemption price per share, $963,278,466 / 45,660,232 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.10

Class K
Net asset value, offering and redemption price per share, $47,603,052 / 2,176,531 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.87

(x)	Includes value of securities on loan of $25,103,798.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $258,293 foreign withholding tax)	$9,725,620
Interest	388,248
Securities lending (net)	154,537

Total income	10,268,405

EXPENSES
Investment management fees	7,099,744
Distribution fees – Class IB	2,241,254
Administrative fees	975,554
Distribution fees – Class IA	201,813
Printing and mailing expenses	82,668
Professional fees	71,292
Custodian fees	61,999
Trustees’ fees	32,210
Miscellaneous	25,445

Gross expenses	10,791,979
Less: Waiver from investment manager	(174,165)

Net expenses	10,617,814

NET INVESTMENT INCOME (LOSS)	(349,409)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	75,531,729
Foreign currency transactions	2,936

Net realized gain (loss)	75,534,665

Change in unrealized appreciation (depreciation) on:
Investments in securities	230,766,915
Foreign currency translations	918

Net change in unrealized appreciation (depreciation)	230,767,833

NET REALIZED AND UNREALIZED GAIN (LOSS)	306,302,498

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$305,953,089

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(349,409)	$(1,042,902)
Net realized gain (loss)	75,534,665	51,739,588
Net change in unrealized appreciation (depreciation)	230,767,833	(63,120,931)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	305,953,089	(12,424,245)

Distributions to shareholders:
Class IA	(5,212,595)	(4,247,497)
Class IB	(58,327,684)	(46,269,130)
Class K	(2,887,619)	(2,222,283)

Total distributions to shareholders	(66,427,898)	(52,738,910)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 328,931 and 349,584 shares, respectively ]	6,824,215	6,712,993
Capital shares issued in reinvestment of distributions [ 246,944 and 240,777 shares, respectively ]	5,212,595	4,247,497
Capital shares repurchased [ (699,468) and (589,140) shares, respectively ]	(13,883,413)	(11,269,877)

Total Class IA transactions	(1,846,603)	(309,387)

Class IB
Capital shares sold [ 2,712,246 and 3,029,491 shares, respectively ]	54,809,638	57,372,858
Capital shares issued in reinvestment of distributions [ 2,807,604 and 2,662,339 shares, respectively ]	58,327,684	46,269,130
Capital shares repurchased [ (5,772,388) and (5,458,589) shares, respectively ]	(116,183,868)	(103,096,710)

Total Class IB transactions	(3,046,546)	545,278

Class K
Capital shares sold [ 257,958 and 278,971 shares, respectively ]	5,489,629	5,435,331
Capital shares issued in reinvestment of distributions [ 134,111 and 123,678 shares, respectively ]	2,887,619	2,222,283
Capital shares repurchased [ (417,268) and (351,558) shares, respectively ]	(8,689,392)	(6,858,471)

Total Class K transactions	(312,144)	799,143

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,205,293)	1,035,034

TOTAL INCREASE (DECREASE) IN NET ASSETS	234,319,898	(64,128,121)
NET ASSETS:
Beginning of year	863,947,134	928,075,255

End of year	$1,098,267,032	$863,947,134

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019		2018	2017	2016		2015
Net asset value, beginning of year	$16.72		$18.05	$15.73	$16.45		$17.87

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)		(0.02)	(0.02)	(0.01	)###	(0.14)
Net realized and unrealized gain (loss)	6.08		(0.25)	4.28	(0.70)		(0.85)

Total from investment operations	6.07		(0.27)	4.26	(0.71)		(0.99)

Less distributions:
Dividends from net investment income	—	#	—	—	—		—
Distributions from net realized gains	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)

Total dividends and distributions	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)

Net asset value, end of year	$21.44		$16.72	$18.05	$15.73		$16.45

Total return	36.48	%(cc)	(1.79)%	27.88%	(4.34)%		(5.48)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$87,386		$70,224	$75,784	$64,274		$75,683
Ratio of expenses to average net assets:
After waivers (f)	1.05%		1.07%	1.08%	1.08%		1.07%
Before waivers (f)	1.07%		1.07%	1.08%	1.08%		1.07%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.04)%		(0.12)%	(0.10)%	(0.09	)%(bb)	(0.81)%
Before waivers (f)	(0.06)%		(0.12)%	(0.10)%	(0.09	)%(bb)	(0.81)%
Portfolio turnover rate^	10%		13%	12%	34%		21%

	Year Ended December 31,
Class IB	2019		2018	2017	2016		2015
Net asset value, beginning of year	$16.47		$17.80	$15.53	$16.24		$17.65

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)		(0.02)	(0.02)	(0.01	)###	(0.14)
Net realized and unrealized gain (loss)	5.99		(0.25)	4.23	(0.69)		(0.84)

Total from investment operations	5.98		(0.27)	4.21	(0.70)		(0.98)

Less distributions:
Dividends from net investment income	—	#	—	—	—		—
Distributions from net realized gains	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)

Total dividends and distributions	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)

Net asset value, end of year	$21.10		$16.47	$17.80	$15.53		$16.24

Total return	36.49	%(cc)	(1.81)%	27.92%	(4.33)%		(5.49)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$963,278		$756,220	$812,885	$685,996		$801,749
Ratio of expenses to average net assets:
After waivers (f)	1.05%		1.07%	1.08%	1.08%		1.07%
Before waivers (f)	1.07%		1.07%	1.08%	1.08%		1.07%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.04)%		(0.12)%	(0.10)%	(0.09	)%(bb)	(0.81)%
Before waivers (f)	(0.06)%		(0.12)%	(0.10)%	(0.09	)%(bb)	(0.81)%
Portfolio turnover rate^	10%		13%	12%	34%		21%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019		2018	2017	2016		2015
Net asset value, beginning of year	$17.03		$18.32	$15.90	$16.59		$17.97

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04		0.03	0.03	0.02	###	(0.10)
Net realized and unrealized gain (loss)	6.20		(0.26)	4.33	(0.70)		(0.85)

Total from investment operations	6.24		(0.23)	4.36	(0.68)		(0.95)

Less distributions:
Dividends from net investment income	(0.05)		—	—	—		—
Distributions from net realized gains	(1.35)		(1.06)	(1.94)	(0.01)		(0.43)

Total dividends and distributions	(1.40)		(1.06)	(1.94)	(0.01)		(0.43)

Net asset value, end of year	$21.87		$17.03	$18.32	$15.90		$16.59

Total return	36.82	%(cc)	(1.54)%	28.22%	(4.12)%		(5.23)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$47,603		$37,503	$39,406	$32,139		$37,430
Ratio of expenses to average net assets:
After waivers (f)	0.80%		0.82%	0.83%	0.83%		0.82%
Before waivers (f)	0.82%		0.82%	0.83%	0.83%		0.82%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.20%		0.13%	0.15%	0.16	%(bb)	(0.56)%
Before waivers (f)	0.19%		0.13%	0.15%	0.16	%(bb)	(0.56)%
Portfolio turnover rate^	10%		13%	12%	34%		21%
#	Per share amount is less than $0.005.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.06), $(0.06) and $(0.02) for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios would have been 0.31%, 0.30% and 0.31% lower for Class IA, Class IB and Class K, respectively.
(cc)	Includes income resulting from a litigation payment. Without this income, the total return would have been 36.29% for Class IA, 36.29% for Class IB and 36.63% for Class K.

See Notes to Financial Statements.

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EQ/MFS TECHNOLOGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	35.84%	17.85%
S&P North American Technology Sector Index	42.68	23.00
S&P 500® Index	31.49	16.09

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 35.84% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the S&P North American Technology Sector Index and the S&P 500® Index, which returned 42.68% and 31.49%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Avoiding holdings within the communications equipment industry boosted relative performance. Here, not owning a position in network equipment company Cisco Systems, Inc. bolstered relative performance.

•

Exposure to the health care providers & services industry also aided relative returns, led by the Portfolio’s holdings of precision oncology testing and development services provider Guardant Health, Inc.

•

Stocks in other industries that benefited relative results included overweight positions in electronic payment processing providers Total System Services, Inc. and Global Payments, Inc., materials engineering solutions provider for semiconductor chips and electronics Applied Materials, Inc. and cloud communications and collaboration services provider RingCentral, Inc. Additionally, holdings of technology services provider Endava plc, and not owning shares of semiconductor company Intel Corp., enterprise software products maker Oracle Corp. and online travel company Booking Holdings, Inc., further supported relative returns.

What hurt performance during the year:

•

An underweight allocation to the technology hardware storage & peripherals industry detracted from performance relative to the benchmark. Within this industry, an underweight position in computer and personal electronics maker Apple.com, Inc. held back relative results.

•	Exposure to the road & rail industry also weakened relative returns, led by holdings of technology platform operator Uber Technologies, Inc.

•

An underweight position in the semiconductors & semiconductor equipment industry was another detractor from relative results. Within this industry, not owning shares of computer graphics processors maker NVIDIA Corp. weighed on relative performance.

•

Elsewhere, the Portfolio’s overweight positions in information technology services company DXC Technology Co., customer information software manager salesforce.com, Inc., online media giant Alphabet, Inc., domain name registration and web hosting services provider GoDaddy, Inc. and technology skill development solutions provider Pluralsight, Inc. hampered relative results. Additionally, an underweight position in software giant Microsoft Corp. detracted in relative terms.

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EQ/MFS TECHNOLOGY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	59.5%
Communication Services	18.6
Consumer Discretionary	11.5
Industrials	5.4
Health Care	1.9
Financials	1.1
Cash and Other	2.0

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,079.20	$5.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.46	5.80

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.14%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (18.6%)
Entertainment (2.1%)
Electronic Arts, Inc.*	46,807	$5,032,221
Netflix, Inc.*	1,783	576,925

		5,609,146

Interactive Media & Services (15.6%)
Alphabet, Inc., Class A*	17,788	23,825,069
Facebook, Inc., Class A*	87,453	17,949,728

		41,774,797

Media (0.9%)
Altice USA, Inc., Class A*	24,402	667,151
Charter Communications, Inc., Class A*	3,950	1,916,066

		2,583,217

Total Communication Services		49,967,160

Consumer Discretionary (11.5%)
Diversified Consumer Services (0.7%)
Grand Canyon Education, Inc.*	17,695	1,695,004

Internet & Direct Marketing Retail (10.8%)
Alibaba Group Holding Ltd. (ADR)*	13,552	2,874,379
Amazon.com, Inc.*	13,476	24,901,492
Chewy, Inc., Class A*	42,923	1,244,767

		29,020,638

Total Consumer Discretionary		30,715,642

Financials (1.1%)
Capital Markets (1.1%)
Nasdaq, Inc.	17,319	1,854,865
Tradeweb Markets, Inc., Class A	25,774	1,194,625

Total Financials		3,049,490

Health Care (1.9%)
Health Care Providers & Services (0.7%)
Guardant Health, Inc.*	24,212	1,891,926

Life Sciences Tools & Services (1.2%)
Bio-Techne Corp.	7,765	1,704,495
Illumina, Inc.*	4,435	1,471,267

		3,175,762

Total Health Care		5,067,688

Industrials (5.4%)
Aerospace & Defense (1.3%)
L3Harris Technologies, Inc.	11,163	2,208,823
Northrop Grumman Corp.	3,880	1,334,604

		3,543,427

Professional Services (3.2%)
Clarivate Analytics plc*	89,521	1,503,953
Equifax, Inc.	2,833	396,960
IHS Markit Ltd.*	32,799	2,471,405
TransUnion	22,012	1,884,447
Verisk Analytics, Inc.	10,607	1,584,049
Wolters Kluwer NV	8,618	628,536

		8,469,350

Road & Rail (0.9%)
Uber Technologies, Inc.*	81,060	2,410,724

Total Industrials		14,423,501

Information Technology (59.5%)
Electronic Equipment, Instruments & Components (1.0%)
Amphenol Corp., Class A	24,213	2,620,573
FLIR Systems, Inc.	2,534	131,945

		2,752,518

IT Services (25.7%)
Black Knight, Inc.*	18,468	1,190,817
DXC Technology Co.	4,442	166,975
Endava plc (ADR)*	74,960	3,493,136
EPAM Systems, Inc.*	5,861	1,243,470
Fidelity National Information Services, Inc.	45,504	6,329,151
Fiserv, Inc.*	74,161	8,575,236
FleetCor Technologies, Inc.*	6,547	1,883,703
Global Payments, Inc.	51,004	9,311,290
GoDaddy, Inc., Class A*	34,957	2,374,280
Mastercard, Inc., Class A	40,109	11,976,146
PayPal Holdings, Inc.*	50,540	5,466,912
Square, Inc., Class A*	33,336	2,085,500
Visa, Inc., Class A	70,737	13,291,482
Wix.com Ltd.*	12,776	1,563,527

		68,951,625

Semiconductors & Semiconductor Equipment (4.8%)
Applied Materials, Inc.	72,006	4,395,246
Marvell Technology Group Ltd.	80,267	2,131,891
Microchip Technology, Inc.	51,686	5,412,558
NXP Semiconductors NV	6,606	840,680
Silicon Laboratories, Inc.*	1,257	145,787

		12,926,162

Software (24.9%)
Adobe, Inc.*	32,658	10,770,935
Autodesk, Inc.*	17,596	3,228,162
Blue Prism Group plc*	52,571	788,971
Constellation Software, Inc.	2,469	2,397,908
Descartes Systems Group, Inc. (The)*	36,925	1,578,174
DocuSign, Inc.*	18,460	1,368,071
Freee KK*	8,100	240,417
HubSpot, Inc.*	15,255	2,417,918
Linx SA	88,300	779,460
Microsoft Corp.	131,264	20,700,333
Pluralsight, Inc., Class A*	73,543	1,265,675
Q2 Holdings, Inc.*	15,081	1,222,767
Rakus Co. Ltd.	77,900	1,434,613
RingCentral, Inc., Class A*	13,758	2,320,562
salesforce.com, Inc.*	66,044	10,741,396
ServiceNow, Inc.*	10,670	3,012,354
Workday, Inc., Class A*	5,428	892,635
Zendesk, Inc.*	19,123	1,465,395

		66,625,746

Technology Hardware, Storage & Peripherals (3.1%)
Apple, Inc.	27,834	8,173,454

Total Information Technology		159,429,505

Total Investments in Securities (98.0%) (Cost $209,870,325)		262,652,986
Other Assets Less Liabilities (2.0%)		5,468,037

Net Assets (100%)		$268,121,023

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$49,967,160	$—	$—	$49,967,160
Consumer Discretionary	30,715,642	—	—	30,715,642
Financials	3,049,490	—	—	3,049,490
Health Care	5,067,688	—	—	5,067,688
Industrials	13,794,965	628,536	—	14,423,501
Information Technology	156,965,504	2,464,001	—	159,429,505

Total Assets	$259,560,449	$3,092,537	$—	$262,652,986

Total Liabilities	$—	$—	$—	$—

Total	$259,560,449	$3,092,537	$—	$262,652,986

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$61	$61

Total	$61	$61

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $107,000 for eleven days during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$76,663,735
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$67,731,761

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$55,444,094
Aggregate gross unrealized depreciation	(2,769,816)

Net unrealized appreciation	$52,674,278

Federal income tax cost of investments in securities and derivative instruments, if applicable	$209,978,708

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $209,870,325)	$262,652,986
Cash	5,659,535
Receivable for Portfolio shares sold	183,674
Dividends, interest and other receivables	17,475
Other assets	1,265

Total assets	268,514,935

LIABILITIES
Investment management fees payable	150,148
Payable for securities purchased	101,429
Distribution fees payable – Class IB	55,940
Administrative fees payable	21,347
Payable for Portfolio shares redeemed	12,220
Accrued expenses	52,828

Total liabilities	393,912

NET ASSETS	$268,121,023

Net assets were comprised of:
Paid in capital	$219,462,401
Total distributable earnings (loss)	48,658,622

Net assets	$268,121,023

Class IB
Net asset value, offering and redemption price per share, $268,121,023 / 11,992,791 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.36

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $11,118 foreign withholding tax)	$1,017,217
Interest	109,040

Total income	1,126,257

EXPENSES
Investment management fees	1,779,451
Distribution fees – Class IB	593,150
Administrative fees	226,687
Professional fees	68,321
Offering costs	33,577
Printing and mailing expenses	32,692
Custodian fees	13,500
Trustees’ fees	7,299
Miscellaneous	4,761

Gross expenses	2,759,438
Less: Waiver from investment manager	(53,791)

Net expenses	2,705,647

NET INVESTMENT INCOME (LOSS)	(1,579,390)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(2,480,554)
Forward foreign currency contracts	61
Foreign currency transactions	(1,204)

Net realized gain (loss)	(2,481,697)

Change in unrealized appreciation (depreciation) on:
Investments in securities	72,712,183
Foreign currency translations	84

Net change in unrealized appreciation (depreciation)	72,712,267

NET REALIZED AND UNREALIZED GAIN (LOSS)	70,230,570

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$68,651,180

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,579,390)	$(186,019)
Net realized gain (loss)	(2,481,697)	(1,642,058)
Net change in unrealized appreciation (depreciation)	72,712,267	(19,929,574)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	68,651,180	(21,757,651)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,987,607 and 834,899 shares, respectively ]	40,164,665	14,898,405
Capital shares sold in-kind (Note 8) [ 0 and 10,950,530 shares, respectively ]	—	201,051,725
Capital shares repurchased [ (1,429,419) and (350,826) shares, respectively ]	(28,948,157)	(5,939,144)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	11,216,508	210,010,986

TOTAL INCREASE (DECREASE) IN NET ASSETS	79,867,688	188,253,335
NET ASSETS:
Beginning of period	188,253,335	—

End of period	$268,121,023	$188,253,335

* Commencement of Operations.

See Notes to Financial Statements.

106

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EQ/MFS TECHNOLOGY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$16.46		$18.36

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.13)		(0.02)
Net realized and unrealized gain (loss)	6.03		(1.88)

Total from investment operations	5.90		(1.90)

Net asset value, end of period	$22.36		$16.46

Total return (b)	35.84%		(10.35)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$268,121		$188,253
Ratio of expenses to average net assets:
After waivers (a)(f)	1.14	%(j)	1.14	%(j)
Before waivers (a)(f)	1.16%		1.21%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.67)%		(0.49	)%(l)
Before waivers (a)(f)	(0.69)%		(0.56	)%(l)
Portfolio turnover rate^	29%		5	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.14% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

107

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*,**	34.35%	10.21%	9.62%
Portfolio – Class K Shares*	34.79	10.43	9.85
Russell 2000® Growth Index	28.48	9.34	9.90

* Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 34.35% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 2000® Growth Index, which returned 28.48% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Favorable stock selection drove most of the Portfolio’s outperformance versus the benchmark, with a small contribution from favorable sector allocation.

•

The information technology (IT) sector contributed nearly all of the Portfolio’s relative gains, due to both strong selection and a beneficial overweight in the sector. Top IT contributors included Coupa Software, Inc., Smartsheet, Inc., MongoDB, Inc. and Avalara, Inc.

•	Stock selection in the health care sector also added value, with outperformance from Guardant Health, Inc., Inspire Medical Systems, Inc., Penumbra, Inc. and NanoString Technologies, Inc.

What hurt performance during the year:

•	Stock selection in industrials was the largest detractor. A position in Upwork, Inc. was the main laggard within the sector. An underweight allocation to industrials also marginally hurt performance.

•	Stock selection in consumer discretionary was unfavorable, primarily due to negative performance in Farfetch Ltd., Overstock.com, Inc., ServiceMaster Global Holdings, Inc. and RealReal, Inc.

•	Stock selection in consumer services was a smaller detractor, although the underperformance was partially offset by an underweight to the sector, which was advantageous to performance.

How did derivatives contribute/detract from performance during the year?

•	Derivatives did not have an impact on performance.

Portfolio Positioning and Outlook — Morgan Stanley Investment Management, Inc.

We seek high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction.

Our team continues to focus on stock selection and the long-term outlook for companies owned in the Portfolio. At the end of the period, the Portfolio’s largest sector weights were in information technology, health care and consumer discretionary. The Portfolio had no exposure to the consumer staples, materials, energy and utilities sectors.

108

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO (Unaudited)

As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

Sector Weightings as of December 31, 2019	% of Net Assets
Health Care	32.3%
Information Technology	26.2
Consumer Discretionary	12.5
Industrials	10.2
Repurchase Agreements	6.9
Real Estate	4.8
Communication Services	4.4
Financials	3.9
Consumer Staples	1.7
Materials	1.6
Utilities	0.8
Energy	0.3
Cash and Other	(5.6)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,027.90	$5.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class K
Actual	1,000.00	1,029.50	4.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.58

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (4.4%)
Diversified Telecommunication Services (1.6%)
Anterix, Inc.*	99,353	$4,293,043
Bandwidth, Inc., Class A*	2,091	133,928
Cogent Communications Holdings, Inc.	6,633	436,518
IDT Corp., Class B*	1,970	14,204
Ooma, Inc.*	3,111	41,158
ORBCOMM, Inc.*	9,323	39,250
Pareteum Corp. (x)*	7,796	3,409
Vonage Holdings Corp.*	23,897	177,077

		5,138,587

Entertainment (0.1%)
Eros International plc*	880	2,983
Glu Mobile, Inc.*	18,312	110,788
IMAX Corp.*	8,140	166,300
Liberty Media Corp.-Liberty Braves, Class A*	1,546	45,839
Liberty Media Corp.-Liberty Braves, Class C*	5,616	165,897
LiveXLive Media, Inc. (x)*	4,399	6,796
Rosetta Stone, Inc.*	436	7,909

		506,512

Interactive Media & Services (1.2%)
Care.com, Inc.*	3,216	48,337
Cargurus, Inc.*	11,712	412,028
Cars.com, Inc.*	1,468	17,939
Eventbrite, Inc., Class A*	5,791	116,804
EverQuote, Inc., Class A (x)*	1,375	47,231
Liberty TripAdvisor Holdings, Inc., Class A*	11,515	84,635
Meet Group, Inc. (The)*	6,829	34,213
QuinStreet, Inc.*	7,132	109,191
Travelzoo*	729	7,800
TrueCar, Inc.*	14,217	67,531
Yelp, Inc.*	10,677	371,880
Zillow Group, Inc., Class C (x)*	54,374	2,497,942

		3,815,531

Media (1.4%)
Boston Omaha Corp., Class A (x)*	1,166	24,533
Cardlytics, Inc.*	63,999	4,022,977
Central European Media Enterprises Ltd., Class A*	13,898	62,958
Clear Channel Outdoor Holdings, Inc.*	1,548	4,427
Entravision Communications Corp., Class A	1,818	4,763
Fluent, Inc.*	6,401	16,002
Gray Television, Inc.*	5,839	125,188
Hemisphere Media Group, Inc.*	2,516	37,363
Loral Space & Communications, Inc.*	2,052	66,321
MDC Partners, Inc., Class A*	9,307	25,873
Meredith Corp.	6,248	202,873
National CineMedia, Inc.	1,048	7,640
TechTarget, Inc.*	3,565	93,047

		4,693,965

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	6,853	75,040
Gogo, Inc. (x)*	8,765	56,096
Shenandoah Telecommunications Co.	7,527	313,199

		444,335

Total Communication Services		14,598,930

Consumer Discretionary (12.5%)
Auto Components (0.4%)
Dorman Products, Inc.*	4,210	318,781
Fox Factory Holding Corp.*	5,875	408,724
Gentherm, Inc.*	5,126	227,543
LCI Industries	3,821	409,344
Standard Motor Products, Inc.	717	38,159
Stoneridge, Inc.*	448	13,135

		1,415,686

Automobiles (0.1%)
Winnebago Industries, Inc.	3,420	181,192

Distributors (0.1%)
Core-Mark Holding Co., Inc.	7,072	192,288
Funko, Inc., Class A (x)*	3,410	58,515
Greenlane Holdings, Inc., Class A (x)*	903	2,939

		253,742

Diversified Consumer Services (1.2%)
Career Education Corp.*	10,771	198,079
Chegg, Inc.*	80,997	3,070,596
Collectors Universe, Inc.	1,333	30,726
K12, Inc.*	494	10,053
Regis Corp.*	297	5,307
Select Interior Concepts, Inc., Class A*	1,012	9,098
Strategic Education, Inc.	3,331	529,296

		3,853,155

Hotels, Restaurants & Leisure (2.8%)
Biglari Holdings, Inc., Class B*	124	14,188
BJ’s Restaurants, Inc.	2,968	112,665
Bloomin’ Brands, Inc.	13,528	298,563
Boyd Gaming Corp.	11,440	342,514
Brinker International, Inc.	4,400	184,800
Carrols Restaurant Group, Inc.*	386	2,721
Cheesecake Factory, Inc. (The)(x)	6,513	253,095
Churchill Downs, Inc.	5,500	754,600
Chuy’s Holdings, Inc.*	692	17,937
Cracker Barrel Old Country Store, Inc.	3,752	576,833
Dave & Buster’s Entertainment, Inc.	4,809	193,178
Denny’s Corp.*	6,815	135,482
Dine Brands Global, Inc.	1,478	123,443
Drive Shack, Inc.*	8,772	32,106
Eldorado Resorts, Inc. (x)*	10,292	613,815
Everi Holdings, Inc.*	10,646	142,976
Golden Entertainment, Inc.*	1,236	23,756
Habit Restaurants, Inc. (The), Class A*	1,067	11,129

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Inspired Entertainment, Inc.*	1,279	$8,633
Jack in the Box, Inc.	613	47,832
Kura Sushi USA, Inc., Class A*	274	6,973
Lindblad Expeditions Holdings, Inc.*	3,603	58,909
Marriott Vacations Worldwide Corp.	1,163	149,748
Monarch Casino & Resort, Inc.*	1,411	68,504
Nathan’s Famous, Inc.	204	14,460
Noodles & Co. (x)*	4,617	25,578
Papa John’s International, Inc.	3,066	193,618
Penn National Gaming, Inc.*	1,952	49,893
PlayAGS, Inc.*	4,065	49,308
Red Rock Resorts, Inc., Class A	10,921	261,558
Ruth’s Hospitality Group, Inc.	4,305	93,698
Scientific Games Corp., Class A*	8,708	233,200
SeaWorld Entertainment, Inc.*	7,356	233,259
Shake Shack, Inc., Class A*	45,099	2,686,547
Target Hospitality Corp. (x)*	5,395	26,975
Texas Roadhouse, Inc.	10,318	581,110
Twin River Worldwide Holdings, Inc.	2,700	69,255
Wingstop, Inc.	4,241	365,701

		9,058,560

Household Durables (1.0%)
Cavco Industries, Inc.*	1,349	263,568
Century Communities, Inc.*	1,788	48,902
GoPro, Inc., Class A (x)*	18,622	80,819
Green Brick Partners, Inc.*	324	3,720
Hamilton Beach Brands Holding Co., Class A	971	18,546
Helen of Troy Ltd.*	3,929	706,395
Hooker Furniture Corp.	148	3,802
Installed Building Products, Inc.*	3,538	243,662
iRobot Corp. (x)*	4,280	216,696
KB Home	2,661	91,192
La-Z-Boy, Inc.	2,921	91,953
Legacy Housing Corp.*	390	6,490
LGI Homes, Inc.*	3,129	221,064
Lovesac Co. (The)(x)*	1,390	22,309
Mohawk Group Holdings, Inc. (x)*	44,392	261,469
Purple Innovation, Inc. (x)*	130	1,132
Skyline Champion Corp.*	7,896	250,303
Sonos, Inc.*	11,006	171,914
Taylor Morrison Home Corp., Class A*	2,195	47,983
TopBuild Corp.*	5,231	539,211
Universal Electronics, Inc.*	1,915	100,078
ZAGG, Inc. (x)*	289	2,344

		3,393,552

Internet & Direct Marketing Retail (4.2%)
1-800-Flowers.com, Inc., Class A*	3,796	55,042
Duluth Holdings, Inc., Class B (x)*	1,738	18,301
Farfetch Ltd., Class A*	139,557	1,444,415
Groupon, Inc.*	70,077	167,484
Leaf Group Ltd.*	2,353	9,412
MakeMyTrip Ltd.*	98,876	2,264,261
Overstock.com, Inc. (x)*	148,717	1,048,455

PetMed Express, Inc.	920	21,638
Quotient Technology, Inc.*	1,194	11,773
RealReal, Inc. (The)(x)*	90,609	1,707,980
Rubicon Project, Inc. (The)*	5,252	42,856
Shutterstock, Inc.*	2,948	126,410
Stitch Fix, Inc., Class A (x)*	174,035	4,465,738
Waitr Holdings, Inc. (x)*	1,659	534
Wayfair, Inc., Class A (x)*	28,533	2,578,527

		13,962,826

Leisure Products (0.2%)
Clarus Corp.	1,330	18,035
Johnson Outdoors, Inc., Class A	485	37,199
Malibu Boats, Inc., Class A*	3,174	129,975
Marine Products Corp.	1,063	15,307
MasterCraft Boat Holdings, Inc.*	2,794	44,006
Sturm Ruger & Co., Inc.	2,427	114,142
YETI Holdings, Inc. (x)*	6,442	224,053

		582,717

Specialty Retail (1.1%)
Aaron’s, Inc.	9,356	534,321
American Eagle Outfitters, Inc.	22,349	328,530
America’s Car-Mart, Inc.*	981	107,576
Asbury Automotive Group, Inc.*	3,028	338,500
At Home Group, Inc.*	524	2,882
Boot Barn Holdings, Inc.*	4,373	194,730
Camping World Holdings, Inc., Class A	5,205	76,722
Children’s Place, Inc. (The)(x)	2,381	148,860
Designer Brands, Inc., Class A	3,347	52,682
Hibbett Sports, Inc.*	128	3,589
Hudson Ltd., Class A*	438	6,719
Lithia Motors, Inc., Class A	2,147	315,609
Lumber Liquidators Holdings, Inc.*	893	8,725
MarineMax, Inc.*	218	3,638
Monro, Inc.	5,091	398,116
Murphy USA, Inc.*	791	92,547
National Vision Holdings, Inc.*	12,248	397,203
Rent-A-Center, Inc.	7,661	220,943
RH*	739	157,776
Sleep Number Corp.*	4,015	197,699
Tailored Brands, Inc. (x)	7,184	29,742
Winmark Corp.	154	30,538

		3,647,647

Textiles, Apparel & Luxury Goods (1.4%)
Brunello Cucinelli SpA (x)	75,063	2,657,294
Centric Brands, Inc.*	2,650	5,751
Crocs, Inc.*	10,784	451,742
Deckers Outdoor Corp.*	4,393	741,802
Kontoor Brands, Inc. (x)	1,656	69,536
Oxford Industries, Inc.	1,014	76,476
Steven Madden Ltd.	13,133	564,850
Superior Group of Cos., Inc.	497	6,729
Wolverine World Wide, Inc.	6,045	203,958

		4,778,138

Total Consumer Discretionary		41,127,215

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Consumer Staples (1.7%)
Beverages (0.3%)
Boston Beer Co., Inc. (The), Class A*	1,306	$493,472
Celsius Holdings, Inc.*	4,372	21,117
Coca-Cola Consolidated, Inc.	734	208,493
Craft Brew Alliance, Inc.*	88	1,452
MGP Ingredients, Inc. (x)	2,059	99,759
National Beverage Corp. (x)*	1,814	92,550
New Age Beverages Corp. (x)*	11,789	21,456
Primo Water Corp.*	5,481	61,524

		999,823

Food & Staples Retailing (0.4%)
BJ’s Wholesale Club Holdings, Inc.*	5,974	135,849
Chefs’ Warehouse, Inc. (The)*	3,798	144,742
HF Foods Group, Inc. (x)*	1,219	23,771
Performance Food Group Co.*	16,101	828,879
PriceSmart, Inc.	311	22,087

		1,155,328

Food Products (0.6%)
B&G Foods, Inc. (x)	1,000	17,930
Bridgford Foods Corp.*	280	6,941
Calavo Growers, Inc.	2,523	228,559
Freshpet, Inc.*	5,400	319,086
J&J Snack Foods Corp.	2,372	437,088
John B Sanfilippo & Son, Inc.	1,339	122,224
Lancaster Colony Corp.	2,137	342,134
Limoneira Co.	666	12,807
Sanderson Farms, Inc.	2,614	460,639
Tootsie Roll Industries, Inc. (x)	2,227	76,030

		2,023,438

Household Products (0.1%)
WD-40 Co.	2,152	417,789

Personal Products (0.2%)
BellRing Brands, Inc., Class A*	3,678	78,305
elf Beauty, Inc.*	662	10,678
Inter Parfums, Inc.	2,734	198,789
Lifevantage Corp.*	2,252	35,154
Medifast, Inc. (x)	1,731	189,683
Revlon, Inc., Class A (x)*	920	19,706
USANA Health Sciences, Inc.*	1,955	153,565
Youngevity International, Inc.*	1,329	4,333

		690,213

Tobacco (0.1%)
22nd Century Group, Inc. (x)*	18,699	20,569
Turning Point Brands, Inc.	1,302	37,237
Vector Group Ltd.	16,362	219,087

		276,893

Total Consumer Staples		5,563,484

Energy (0.3%)
Energy Equipment & Services (0.2%)
Cactus, Inc., Class A	7,330	251,566
DMC Global, Inc. (x)	2,193	98,553
FTS International, Inc.*	2,473	2,572

Liberty Oilfield Services, Inc., Class A	2,490	27,689
ProPetro Holding Corp.*	7,152	80,460
RigNet, Inc.*	2,058	13,583
Solaris Oilfield Infrastructure, Inc., Class A	4,743	66,402
US Well Services, Inc.*	2,524	4,770

		545,595

Oil, Gas & Consumable Fuels (0.1%)
Altus Midstream Co. (x)*	8,242	23,572
Ardmore Shipping Corp.*	1,083	9,801
Brigham Minerals, Inc., Class A	1,878	40,264
CVR Energy, Inc.	1,940	78,434
Dorian LPG Ltd.*	954	14,768
Evolution Petroleum Corp.	3,539	19,358
Falcon Minerals Corp.	1,069	7,547
GasLog Ltd.	4,196	41,079
Golar LNG Ltd.	1,272	18,088
Goodrich Petroleum Corp.*	844	8,474
Jagged Peak Energy, Inc. (x)*	6,576	55,830
Matador Resources Co.*	1,631	29,309
NextDecade Corp.*	1,888	11,592
PrimeEnergy Resources Corp.*	53	8,017
Ring Energy, Inc. (x)*	4,417	11,661
Rosehill Resources, Inc.*	1,660	2,125
Tellurian, Inc. (x)*	14,563	106,019
Uranium Energy Corp. (x)*	29,617	27,224

		513,162

Total Energy		1,058,757

Financials (3.9%)
Banks (0.7%)
Ameris Bancorp	1,485	63,172
Atlantic Capital Bancshares, Inc.*	314	5,762
Bank First Corp.	880	61,609
Bank of NT Butterfield & Son Ltd. (The)	2,833	104,878
Baycom Corp.*	529	12,029
Cambridge Bancorp	195	15,629
Century Bancorp, Inc., Class A	67	6,027
City Holding Co.	197	16,144
CNB Financial Corp.	150	4,902
Coastal Financial Corp.*	693	11,414
Eagle Bancorp, Inc.	299	14,540
Esquire Financial Holdings, Inc.*	428	11,158
FB Financial Corp.	1,302	51,546
Fidelity D&D Bancorp, Inc.	172	10,700
First Capital, Inc.	51	3,723
First Financial Bankshares, Inc. (x)	20,363	714,741
First Financial Corp.	186	8,504
First Foundation, Inc.	2,039	35,479
Glacier Bancorp, Inc.	1,968	90,508
Hanmi Financial Corp.	520	10,397
HarborOne Bancorp, Inc.*	2,102	23,101
HBT Financial, Inc.*	185	3,513
Heritage Commerce Corp.	1,030	13,215
HomeTrust Bancshares, Inc.	707	18,969
Independent Bank Corp./MA	496	41,292
Independent Bank Corp./MI	1,021	23,126

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Independent Bank Group, Inc.	1,356	$75,177
Investar Holding Corp.	490	11,760
Lakeland Financial Corp.	2,879	140,870
Malvern Bancorp, Inc.*	181	4,179
Metrocity Bankshares, Inc. (x)	194	3,397
Midland States Bancorp, Inc.	306	8,862
National Bank Holdings Corp., Class A	1,488	52,407
People’s Utah Bancorp	249	7,500
Preferred Bank	664	39,900
Red River Bancshares, Inc. (x)*	64	3,588
Reliant Bancorp, Inc.	167	3,714
Richmond Mutual Bancorporation, Inc.*	215	3,431
Seacoast Banking Corp. of Florida*	1,353	41,361
ServisFirst Bancshares, Inc.	6,117	230,489
Stock Yards Bancorp, Inc.	613	25,170
TriState Capital Holdings, Inc.*	1,025	26,773
Triumph Bancorp, Inc.*	1,743	66,269
Union Bankshares, Inc.	166	6,019
United Community Banks, Inc.	1,025	31,652
Unity Bancorp, Inc.	140	3,160
Veritex Holdings, Inc.	2,382	69,388
West Bancorporation, Inc.	492	12,610
Westamerica Bancorp	703	47,642

		2,291,396

Capital Markets (1.0%)
Ares Management Corp.	11,158	398,229
Artisan Partners Asset Management, Inc., Class A	4,244	137,166
Assetmark Financial Holdings, Inc.*	1,019	29,571
Blucora, Inc.*	5,519	144,267
Cohen & Steers, Inc.	3,569	223,990
Cowen, Inc., Class A*	2,080	32,760
Diamond Hill Investment Group, Inc.	422	59,274
Federated Investors, Inc., Class B	15,106	492,304
Focus Financial Partners, Inc., Class A*	4,814	141,869
GAMCO Investors, Inc., Class A	679	13,234
Greenhill & Co., Inc.	2,344	40,035
Hamilton Lane, Inc., Class A	3,426	204,190
Healthcare Merger Corp.*	38,705	400,597
Houlihan Lokey, Inc.	6,579	321,516
Ladenburg Thalmann Financial Services, Inc.	17,213	59,901
Moelis & Co., Class A	6,017	192,063
PJT Partners, Inc., Class A	2,064	93,148
Pzena Investment Management, Inc., Class A	2,836	24,446
Safeguard Scientifics, Inc.	3,144	34,521
Sculptor Capital Management, Inc.	1,430	31,603
Siebert Financial Corp.*	1,136	9,826
Silvercrest Asset Management Group, Inc., Class A	1,496	18,820
Value Line, Inc.	160	4,626
Virtus Investment Partners, Inc.	135	16,432
WisdomTree Investments, Inc.	7,540	36,494

		3,160,882

Consumer Finance (0.3%)
Curo Group Holdings Corp.*	2,407	29,317
Elevate Credit, Inc.*	2,153	9,581
Enova International, Inc.*	3,322	79,927
FirstCash, Inc.	6,550	528,127
Green Dot Corp., Class A*	6,252	145,672
Oportun Financial Corp. (x)*	503	11,972
Regional Management Corp.*	678	20,360
World Acceptance Corp.*	496	42,854

		867,810

Diversified Financial Services (0.0%)
Alerus Financial Corp.	275	6,284
Marlin Business Services Corp.	391	8,594

		14,878

Insurance (1.5%)
BRP Group, Inc., Class A*	888	14,252
Crawford & Co., Class A	2,303	26,415
eHealth, Inc.*	3,554	341,468
Enstar Group Ltd.*	316	65,368
FedNat Holding Co.	885	14,718
Global Indemnity Ltd.	265	7,852
Goosehead Insurance, Inc., Class A (x)	1,748	74,115
Health Insurance Innovations, Inc., Class A (x)*	1,597	30,806
Heritage Insurance Holdings, Inc.	411	5,446
Investors Title Co.	32	5,094
James River Group Holdings Ltd.	2,159	88,972
Kinsale Capital Group, Inc.	3,188	324,092
MBIA, Inc.*	1,271	11,820
National General Holdings Corp.	6,347	140,269
Palomar Holdings, Inc.*	1,969	99,415
ProSight Global, Inc.*	558	9,001
RLI Corp.	6,249	562,535
Selective Insurance Group, Inc.	4,129	269,170
State Auto Financial Corp.	140	4,343
Trupanion, Inc. (x)*	78,924	2,956,493
United Fire Group, Inc.	291	12,725
Universal Insurance Holdings, Inc.	1,616	45,232

		5,109,601

Thrifts & Mortgage Finance (0.4%)
Axos Financial, Inc.*	5,725	173,353
Entegra Financial Corp.*	142	4,283
Essent Group Ltd.	7,685	399,543
Federal Agricultural Mortgage Corp., Class C	412	34,402
FS Bancorp, Inc.	84	5,358
Greene County Bancorp, Inc.	392	11,286
Hingham Institution for Savings	98	20,600
Kearny Financial Corp.	4,051	56,025
Meridian Bancorp, Inc.	1,073	21,556
Meta Financial Group, Inc.	3,229	117,891
Mr Cooper Group, Inc.*	5,678	71,032
NMI Holdings, Inc., Class A*	10,191	338,137
OceanFirst Financial Corp.	555	14,175
PCSB Financial Corp.	249	5,042
Pioneer Bancorp, Inc.*	225	3,445
Southern Missouri Bancorp, Inc.	86	3,299

See Notes to Financial Statements.

113

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

United Community Financial Corp.	1,263	$14,727
Walker & Dunlop, Inc.	500	32,340
Waterstone Financial, Inc.	319	6,070

		1,332,564

Total Financials		12,777,131

Health Care (32.3%)
Biotechnology (8.1%)
89bio, Inc. (x)*	360	9,464
ACADIA Pharmaceuticals, Inc.*	17,583	752,201
Acceleron Pharma, Inc.*	5,818	308,470
ADMA Biologics, Inc. (x)*	7,206	28,824
Aduro Biotech, Inc.*	8,936	10,544
Adverum Biotechnologies, Inc.*	8,367	96,388
Aeglea BioTherapeutics, Inc.*	712	5,440
Affimed NV*	9,393	25,737
Agenus, Inc.*	17,103	69,609
AgeX Therapeutics, Inc. (x)*	3,401	6,190
Aimmune Therapeutics, Inc. (x)*	7,076	236,834
Akcea Therapeutics, Inc. (x)*	1,952	33,067
Akero Therapeutics, Inc. (x)*	582	12,917
Albireo Pharma, Inc.*	1,682	42,756
Aldeyra Therapeutics, Inc. (x)*	2,401	13,950
Alector, Inc. (x)*	4,657	80,240
Allakos, Inc. (x)*	3,055	291,325
Allogene Therapeutics, Inc.*	6,055	157,309
Alnylam Pharmaceuticals, Inc.*	9,666	1,113,233
Amicus Therapeutics, Inc.*	39,909	388,714
AnaptysBio, Inc.*	3,291	53,479
Anavex Life Sciences Corp. (x)*	6,947	17,993
Apellis Pharmaceuticals, Inc.*	7,591	232,436
Applied Therapeutics, Inc.*	786	21,442
Aprea Therapeutics, Inc.*	796	36,528
Arena Pharmaceuticals, Inc.*	6,299	286,101
ArQule, Inc.*	15,884	317,045
Arrowhead Pharmaceuticals, Inc.*	14,592	925,571
Assembly Biosciences, Inc.*	405	8,286
Atara Biotherapeutics, Inc.*	7,966	131,200
Athenex, Inc.*	10,624	162,228
Athersys, Inc. (x)*	21,061	25,905
Atreca, Inc., Class A*	794	12,283
Audentes Therapeutics, Inc.*	7,027	420,496
Avid Bioservices, Inc.*	8,298	63,646
Avrobio, Inc.*	3,268	65,785
Axcella Health, Inc.*	1,009	4,046
Baudax Bio, Inc.*	1,158	8,013
Beyondspring, Inc. (x)*	1,896	29,388
BioCryst Pharmaceuticals, Inc.*	19,534	67,392
Biohaven Pharmaceutical Holding Co. Ltd.*	6,086	331,322
BioSpecifics Technologies Corp.*	944	53,751
Bioxcel Therapeutics, Inc.*	960	14,026
Blueprint Medicines Corp.*	7,623	610,678
Bridgebio Pharma, Inc. (x)*	2,817	98,736
Cabaletta Bio, Inc.*	763	10,659
Calithera Biosciences, Inc.*	1,298	7,412
Calyxt, Inc. (x)*	1,496	10,487
CareDx, Inc.*	6,103	131,642
CASI Pharmaceuticals, Inc. (x)*	6,925	21,398
Castle Biosciences, Inc. (x)*	450	15,466

Catalyst Pharmaceuticals, Inc.*	15,251	57,191
Celcuity, Inc.*	854	9,087
Cellular Biomedicine Group, Inc. (x)*	1,334	21,664
CEL-SCI Corp. (x)*	3,861	35,328
Centogene NV*	305	3,071
Checkpoint Therapeutics, Inc.*	3,674	6,319
ChemoCentryx, Inc.*	6,365	251,736
Clovis Oncology, Inc. (x)*	7,970	83,087
Coherus Biosciences, Inc.*	4,055	73,010
Constellation Pharmaceuticals, Inc.*	2,178	102,606
Corbus Pharmaceuticals Holdings, Inc. (x)*	9,050	49,413
Cortexyme, Inc. (x)*	1,469	82,470
Crinetics Pharmaceuticals, Inc.*	1,656	41,549
Cue Biopharma, Inc.*	3,075	48,816
Cyclerion Therapeutics, Inc.*	3,648	9,923
Cytokinetics, Inc.*	7,832	83,097
CytomX Therapeutics, Inc.*	7,013	58,278
Deciphera Pharmaceuticals, Inc.*	3,084	191,948
Denali Therapeutics, Inc. (x)*	7,457	129,901
Dicerna Pharmaceuticals, Inc.*	8,093	178,289
Dynavax Technologies Corp. (x)*	11,740	67,153
Eagle Pharmaceuticals, Inc.*	1,446	86,876
Editas Medicine, Inc.*	39,424	1,167,345
Eidos Therapeutics, Inc. (x)*	1,737	99,686
Eiger BioPharmaceuticals, Inc.*	3,563	53,089
Emergent BioSolutions, Inc.*	7,103	383,207
Enanta Pharmaceuticals, Inc.*	2,674	165,200
Enochian Biosciences, Inc. (x)*	771	3,870
Epizyme, Inc.*	8,820	216,972
Esperion Therapeutics, Inc. (x)*	3,968	236,612
Evelo Biosciences, Inc. (x)*	501	2,034
Fate Therapeutics, Inc.*	9,472	185,367
FibroGen, Inc.*	10,989	471,318
Flexion Therapeutics, Inc.*	5,340	110,538
Forty Seven, Inc.*	3,492	137,480
Frequency Therapeutics, Inc.*	701	12,289
G1 Therapeutics, Inc.*	3,166	83,677
Galectin Therapeutics, Inc. (x)*	6,266	17,921
Galera Therapeutics, Inc. (x)*	332	4,369
Global Blood Therapeutics, Inc.*	9,052	719,543
GlycoMimetics, Inc.*	5,413	28,635
Gossamer Bio, Inc.*	3,666	57,300
Gritstone Oncology, Inc. (x)*	741	6,647
Halozyme Therapeutics, Inc.*	22,390	396,975
Harpoon Therapeutics, Inc.*	384	5,679
Heron Therapeutics, Inc.*	13,123	308,390
Homology Medicines, Inc.*	3,820	79,074
Hookipa Pharma, Inc.*	1,415	17,305
IGM Biosciences, Inc.*	605	23,087
ImmunoGen, Inc.*	12,625	64,451
Immunomedics, Inc.*	24,771	524,154
Inovio Pharmaceuticals, Inc. (x)*	15,096	49,817
Insmed, Inc.*	13,977	333,771
Intellia Therapeutics, Inc. (x)*	52,831	775,031
Intercept Pharmaceuticals, Inc. (x)*	3,930	487,006
Intrexon Corp. (x)*	3,029	16,599
Invitae Corp. (x)*	13,524	218,142
Iovance Biotherapeutics, Inc.*	18,303	506,627

See Notes to Financial Statements.

114

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Ironwood Pharmaceuticals, Inc.*	24,012	$319,600
Kadmon Holdings, Inc.*	24,429	110,663
KalVista Pharmaceuticals, Inc.*	1,902	33,875
Karuna Therapeutics, Inc. (x)*	555	41,814
Karyopharm Therapeutics, Inc.*	9,318	178,626
Kezar Life Sciences, Inc.*	191	766
Kindred Biosciences, Inc.*	5,644	47,861
Kiniksa Pharmaceuticals Ltd., Class A*	2,133	23,591
Kodiak Sciences, Inc.*	3,685	265,136
Krystal Biotech, Inc.*	1,620	89,716
Kura Oncology, Inc.*	5,434	74,717
La Jolla Pharmaceutical Co. (x)*	3,252	12,780
Lexicon Pharmaceuticals, Inc. (x)*	6,218	25,805
Ligand Pharmaceuticals, Inc.*	426	44,428
LogicBio Therapeutics, Inc. (x)*	1,197	8,618
MacroGenics, Inc.*	3,652	39,734
Madrigal Pharmaceuticals, Inc.*	1,207	109,970
Magenta Therapeutics, Inc. (x)*	3,056	46,329
MannKind Corp. (x)*	28,127	36,284
Marker Therapeutics, Inc. (x)*	4,411	12,704
Medicines Co. (The)(x)*	3,889	330,332
MediciNova, Inc. (x)*	6,719	45,286
MEI Pharma, Inc.*	11,003	27,287
MeiraGTx Holdings plc*	2,722	54,494
Millendo Therapeutics, Inc.*	1,511	10,184
Minerva Neurosciences, Inc.*	3,704	26,335
Mirati Therapeutics, Inc.*	4,255	548,299
Mirum Pharmaceuticals, Inc.*	321	7,871
Moderna, Inc.*	31,171	609,705
Molecular Templates, Inc.*	1,751	24,488
Momenta Pharmaceuticals, Inc.*	15,385	303,546
Morphic Holding, Inc. (x)*	600	10,296
Mustang Bio, Inc.*	4,488	18,311
Myriad Genetics, Inc.*	1,309	35,644
Natera, Inc.*	9,729	327,770
NextCure, Inc. (x)*	2,090	117,730
Novavax, Inc. (x)*	1,810	7,204
Oncocyte Corp. (x)*	3,455	7,774
Organogenesis Holdings, Inc.*	1,697	8,163
Oyster Point Pharma, Inc.*	682	16,668
Palatin Technologies, Inc. (x)*	35,901	28,082
Pfenex, Inc.*	4,754	52,199
PhaseBio Pharmaceuticals, Inc. (x)*	2,239	13,680
Pieris Pharmaceuticals, Inc.*	7,211	26,104
Portola Pharmaceuticals, Inc.*	11,906	284,315
Precision BioSciences, Inc.*	5,597	77,742
Prevail Therapeutics, Inc.*	902	14,279
Principia Biopharma, Inc.*	2,693	147,523
Progenics Pharmaceuticals, Inc.*	13,592	69,183
Protagonist Therapeutics, Inc.*	1,764	12,436
PTC Therapeutics, Inc.*	9,439	453,355
Puma Biotechnology, Inc.*	4,638	40,582
Ra Pharmaceuticals, Inc.*	5,437	255,158
Radius Health, Inc.*	7,021	141,543
RAPT Therapeutics, Inc. (x)*	185	5,108
REGENXBIO, Inc.*	5,221	213,904
Replimune Group, Inc.*	2,109	30,264
Retrophin, Inc.*	6,516	92,527

Rhythm Pharmaceuticals, Inc.*	4,568	104,881
Rigel Pharmaceuticals, Inc.*	23,331	49,928
Rocket Pharmaceuticals, Inc.*	4,644	105,697
Rubius Therapeutics, Inc. (x)*	5,446	51,737
Sangamo Therapeutics, Inc.*	12,533	104,901
Savara, Inc. (x)*	4,278	19,165
Scholar Rock Holding Corp.*	2,848	37,537
Seres Therapeutics, Inc.*	5,709	19,696
Solid Biosciences, Inc. (x)*	437	1,945
Sorrento Therapeutics, Inc. (x)*	19,919	67,326
Spectrum Pharmaceuticals, Inc.*	15,919	57,945
Spero Therapeutics, Inc.*	60	577
SpringWorks Therapeutics, Inc.*	1,281	49,306
Stemline Therapeutics, Inc.*	7,114	75,622
Stoke Therapeutics, Inc.*	1,137	32,200
Sutro Biopharma, Inc.*	217	2,387
Syndax Pharmaceuticals, Inc.*	3,266	28,675
Synthorx, Inc.*	1,340	93,653
Syros Pharmaceuticals, Inc.*	5,624	38,862
TCR2 Therapeutics, Inc.*	193	2,756
TG Therapeutics, Inc. (x)*	12,038	133,622
Tocagen, Inc. (x)*	3,578	1,908
Translate Bio, Inc.*	5,366	43,679
Turning Point Therapeutics, Inc.*	4,111	256,074
Twist Bioscience Corp.*	3,473	72,933
Tyme Technologies, Inc. (x)*	9,927	13,898
Ultragenyx Pharmaceutical, Inc.*	8,521	363,932
UNITY Biotechnology, Inc. (x)*	3,107	22,401
UroGen Pharma Ltd. (x)*	2,967	99,009
Vanda Pharmaceuticals, Inc.*	8,063	132,314
VBI Vaccines, Inc.*	20,487	28,272
Veracyte, Inc.*	7,379	206,022
Vericel Corp.*	6,982	121,487
Viela Bio, Inc.*	660	17,919
Viking Therapeutics, Inc. (x)*	1,069	8,573
Vir Biotechnology, Inc. (x)*	861	10,827
Voyager Therapeutics, Inc.*	3,841	53,582
X4 Pharmaceuticals, Inc.*	1,867	19,977
XBiotech, Inc. (x)*	2,971	55,454
Xencor, Inc. (x)*	7,380	253,798
Y-mAbs Therapeutics, Inc.*	3,695	115,469
ZIOPHARM Oncology, Inc. (x)*	24,832	117,207

		26,629,612

Health Care Equipment & Supplies (7.1%)
Accuray, Inc.*	14,155	39,917
Alphatec Holdings, Inc.*	5,474	38,838
Antares Pharma, Inc.*	25,516	119,925
Apyx Medical Corp.*	644	5,448
AtriCure, Inc.*	5,903	191,907
Atrion Corp.	224	168,336
Axogen, Inc.*	5,304	94,889
Axonics Modulation Technologies, Inc. (x)*	2,418	67,003
BioLife Solutions, Inc.*	1,084	17,539
BioSig Technologies, Inc. (x)*	2,564	15,179
Cardiovascular Systems, Inc.*	5,369	260,880
Cerus Corp.*	19,654	82,940
Conformis, Inc.*	10,404	15,606
CONMED Corp.	4,264	476,843
CryoLife, Inc.*	5,680	153,871

See Notes to Financial Statements.

115

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

CryoPort, Inc.*	5,020	$82,629
Cutera, Inc.*	2,219	79,462
CytoSorbents Corp. (x)*	4,924	18,957
GenMark Diagnostics, Inc.*	8,476	40,770
Glaukos Corp.*	6,067	330,470
Globus Medical, Inc., Class A*	11,890	700,083
Haemonetics Corp.*	8,003	919,545
Heska Corp.*	1,087	104,287
Inogen, Inc.*	2,842	194,194
Integer Holdings Corp.*	3,721	299,280
IntriCon Corp.*	1,340	24,120
iRadimed Corp.*	728	17,021
iRhythm Technologies, Inc.*	4,122	280,667
Lantheus Holdings, Inc.*	6,087	124,844
LeMaitre Vascular, Inc.	2,231	80,205
LivaNova plc*	5,982	451,222
Meridian Bioscience, Inc.	625	6,106
Merit Medical Systems, Inc.*	8,368	261,249
Mesa Laboratories, Inc.	625	155,875
Misonix, Inc.*	1,202	22,369
Natus Medical, Inc.*	5,264	173,659
Neogen Corp.*	8,014	522,994
Neuronetics, Inc.*	1,954	8,774
Nevro Corp.*	4,669	548,794
Novocure Ltd.*	13,570	1,143,544
NuVasive, Inc.*	8,114	627,537
Orthofix Medical, Inc.*	2,129	98,317
OrthoPediatrics Corp.*	1,363	64,047
Penumbra, Inc.*	27,800	4,566,706
Pulse Biosciences, Inc. (x)*	1,678	22,502
Quidel Corp.*	5,536	415,366
Quotient Ltd.*	508,363	4,834,532
Rockwell Medical, Inc. (x)*	8,344	20,359
Senseonics Holdings, Inc. (x)*	17,391	15,930
Shockwave Medical, Inc.*	46,479	2,041,358
SI-BONE, Inc.*	2,627	56,481
Sientra, Inc.*	5,213	46,604
Silk Road Medical, Inc. (x)*	2,500	100,950
Soliton, Inc. (x)*	839	9,212
STAAR Surgical Co.*	6,965	244,959
Surmodics, Inc.*	2,017	83,564
Tactile Systems Technology, Inc.*	2,844	191,998
Tandem Diabetes Care, Inc.*	8,755	521,886
TransEnterix, Inc. (x)*	1,613	2,371
TransMedics Group, Inc. (x)*	1,892	35,967
Utah Medical Products, Inc.	466	50,281
Vapotherm, Inc.*	2,307	28,053
Varex Imaging Corp.*	2,514	74,942
ViewRay, Inc. (x)*	11,332	47,821
Wright Medical Group NV*	19,710	600,761
Zynex, Inc. (x)*	2,538	19,974

		23,162,719

Health Care Providers & Services (5.2%)
Addus HomeCare Corp.*	1,945	189,093
Amedisys, Inc.*	4,904	818,576
American Renal Associates Holdings, Inc.*	1,266	13,128
AMN Healthcare Services, Inc.*	7,190	448,009
Apollo Medical Holdings, Inc.*	1,007	18,539
Avalon GloboCare Corp.*	3,063	5,911
BioTelemetry, Inc.*	5,159	238,862

Catasys, Inc. (x)*	1,152	18,789
CorVel Corp.*	1,391	121,518
Covetrus, Inc.*	103,013	1,359,771
Cross Country Healthcare, Inc.*	819	9,517
Ensign Group, Inc. (The)	7,885	357,742
Exagen, Inc. (x)*	384	9,754
Genesis Healthcare, Inc.*	13,015	21,345
Guardant Health, Inc.*	63,293	4,945,715
Hanger, Inc.*	952	26,285
HealthEquity, Inc.*	77,189	5,717,389
Joint Corp. (The)*	2,132	34,410
LHC Group, Inc.*	4,705	648,161
Magellan Health, Inc.*	1,899	148,597
National Research Corp.	1,864	122,912
Option Care Health, Inc.*	2,486	9,273
Pennant Group, Inc. (The)*	3,926	129,833
PetIQ, Inc. (x)*	3,079	77,129
Progyny, Inc.*	806	22,125
Providence Service Corp. (The)*	1,847	109,305
R1 RCM, Inc.*	16,088	208,822
RadNet, Inc.*	6,651	135,015
Select Medical Holdings Corp.*	17,197	401,378
Surgery Partners, Inc.*	267	4,180
Tenet Healthcare Corp.*	15,024	571,363
US Physical Therapy, Inc.	1,957	223,783

		17,166,229

Health Care Technology (4.9%)
Castlight Health, Inc., Class B*	16,339	21,731
Evolent Health, Inc., Class A*	2,362	21,376
Health Catalyst, Inc. (x)*	1,093	37,927
HealthStream, Inc.*	1,534	41,725
HMS Holdings Corp.*	13,681	404,958
Inovalon Holdings, Inc., Class A (x)*	11,326	213,155
Inspire Medical Systems, Inc.*	141,468	10,498,267
Livongo Health, Inc. (x)*	1,968	49,318
NextGen Healthcare, Inc.*	8,555	137,479
Omnicell, Inc.*	6,477	529,300
OptimizeRx Corp.*	2,194	22,532
Phreesia, Inc.*	108,603	2,893,184
Simulations Plus, Inc.	1,909	55,495
Tabula Rasa HealthCare, Inc. (x)*	3,025	147,257
Teladoc Health, Inc. (x)*	11,273	943,776
Vocera Communications, Inc.*	4,905	101,828

		16,119,308

Life Sciences Tools & Services (5.2%)
10X Genomics, Inc., Class A*	67,288	5,130,710
Accelerate Diagnostics, Inc. (x)*	4,293	72,552
Adaptive Biotechnologies Corp. (x)*	27,028	808,678
ChromaDex Corp. (x)*	6,486	27,955
Codexis, Inc.*	8,208	131,246
Fluidigm Corp.*	11,295	39,306
Medpace Holdings, Inc.*	4,305	361,878
NanoString Technologies, Inc.*	323,355	8,995,736
NeoGenomics, Inc.*	14,887	435,445
Pacific Biosciences of California, Inc.*	20,048	103,047
Personalis, Inc.*	1,096	11,946
Quanterix Corp.*	2,063	48,749

See Notes to Financial Statements.

116

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Repligen Corp.*	8,159	$754,707
Syneos Health, Inc.*	703	41,811

		16,963,766

Pharmaceuticals (1.8%)
AcelRx Pharmaceuticals, Inc. (x)*	4,201	8,864
Acer Therapeutics, Inc. (x)*	1,250	5,013
Aerie Pharmaceuticals, Inc. (x)*	6,563	158,628
Akorn, Inc.*	1,700	2,550
Amneal Pharmaceuticals, Inc.*	18,428	88,823
Amphastar Pharmaceuticals, Inc.*	5,547	107,002
ANI Pharmaceuticals, Inc.*	1,429	88,126
Arvinas, Inc.*	3,316	136,254
Axsome Therapeutics, Inc.*	3,933	406,515
BioDelivery Sciences International, Inc.*	13,316	84,157
Cara Therapeutics, Inc. (x)*	5,470	88,122
Cerecor, Inc.*	3,475	18,730
Chiasma, Inc.*	5,414	26,853
Collegium Pharmaceutical, Inc.*	5,002	102,941
Corcept Therapeutics, Inc.*	14,905	180,351
CorMedix, Inc. (x)*	3,842	27,970
Cymabay Therapeutics, Inc.*	11,233	22,017
Dermira, Inc. (x)*	7,353	111,471
Eloxx Pharmaceuticals, Inc. (x)*	3,407	25,076
Endo International plc*	1,988	9,324
Evofem Biosciences, Inc. (x)*	2,175	13,420
Evolus, Inc. (x)*	2,850	34,685
EyePoint Pharmaceuticals, Inc. (x)*	6,487	10,055
Fulcrum Therapeutics, Inc.*	535	8,902
Innoviva, Inc.*	9,896	140,127
Intersect ENT, Inc.*	47,960	1,194,204
Intra-Cellular Therapies, Inc.*	3,505	120,257
Kala Pharmaceuticals, Inc. (x)*	1,478	5,454
Kaleido Biosciences, Inc. (x)*	1,695	8,509
Liquidia Technologies, Inc.*	2,163	9,247
Marinus Pharmaceuticals, Inc.*	7,648	16,520
MyoKardia, Inc.*	6,943	506,041
NGM Biopharmaceuticals, Inc. (x)*	3,621	66,952
Ocular Therapeutix, Inc. (x)*	6,538	25,825
Odonate Therapeutics, Inc.*	1,861	60,389
Omeros Corp. (x)*	7,414	104,463
Optinose, Inc. (x)*	4,048	37,323
Pacira BioSciences, Inc.*	6,369	288,516
Paratek Pharmaceuticals, Inc. (x)*	5,042	20,319
Phathom Pharmaceuticals, Inc.*	1,310	40,793
Phibro Animal Health Corp., Class A	2,945	73,124
Reata Pharmaceuticals, Inc., Class A*	1,475	301,534
Recro Pharma, Inc.*	3,097	56,768
resTORbio, Inc. (x)*	88	131
Revance Therapeutics, Inc.*	5,866	95,205
Satsuma Pharmaceuticals, Inc.*	518	10,194
SIGA Technologies, Inc. (x)*	8,966	42,768
Supernus Pharmaceuticals, Inc.*	7,697	182,573
TherapeuticsMD, Inc. (x)*	30,712	74,323
Theravance Biopharma, Inc.*	7,035	182,136
Tricida, Inc. (x)*	3,388	127,863
Verrica Pharmaceuticals, Inc.*	933	14,825

WaVe Life Sciences Ltd. (x)*	2,831	22,690
Xeris Pharmaceuticals, Inc.*	4,119	29,039
Zogenix, Inc.*	6,651	346,717
Zynerba Pharmaceuticals, Inc. (x)*	3,382	20,427

		5,991,105

Total Health Care		106,032,739

Industrials (10.2%)
Aerospace & Defense (0.9%)
Aerojet Rocketdyne Holdings, Inc.*	8,014	365,919
AeroVironment, Inc.*	3,323	205,162
Astronics Corp.*	3,563	99,586
Axon Enterprise, Inc.*	9,116	668,021
Cubic Corp.	741	47,106
Ducommun, Inc.*	303	15,311
Kratos Defense & Security Solutions, Inc.*	14,066	253,329
Mercury Systems, Inc.*	8,476	585,776
Moog, Inc., Class A	4,367	372,636
National Presto Industries, Inc.	59	5,215
Parsons Corp.*	3,037	125,367
Triumph Group, Inc.	1,879	47,482
Wesco Aircraft Holdings, Inc.*	2,214	24,398

		2,815,308

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	9,120	213,955
Forward Air Corp.	4,389	307,011
Radiant Logistics, Inc.*	6,285	35,007

		555,973

Airlines (0.2%)
Allegiant Travel Co.	2,034	353,997
Mesa Air Group, Inc.*	1,465	13,097
Spirit Airlines, Inc.*	8,392	338,282

		705,376

Building Products (1.2%)
AAON, Inc.	6,414	316,916
Advanced Drainage Systems, Inc.	6,770	262,947
American Woodmark Corp.*	2,643	276,220
Apogee Enterprises, Inc.	3,456	112,320
Builders FirstSource, Inc.*	16,605	421,933
Continental Building Products, Inc.*	2,616	95,301
CSW Industrials, Inc.	2,313	178,101
JELD-WEN Holding, Inc.*	9,408	220,241
Masonite International Corp.*	3,658	264,144
Patrick Industries, Inc.	2,347	123,053
PGT Innovations, Inc.*	4,215	62,846
Simpson Manufacturing Co., Inc.	7,003	561,851
Trex Co., Inc.*	9,183	825,368
Universal Forest Products, Inc.	8,255	393,763

		4,115,004

Commercial Services & Supplies (1.8%)
Advanced Disposal Services, Inc.*	10,684	351,183
Brady Corp., Class A	6,123	350,603

See Notes to Financial Statements.

117

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Brink’s Co. (The)	7,798	$707,123
Casella Waste Systems, Inc., Class A*	7,179	330,449
CECO Environmental Corp.*	526	4,029
Cimpress plc (x)*	3,113	391,522
Covanta Holding Corp.	18,527	274,941
Deluxe Corp.	424	21,166
Healthcare Services Group, Inc.	11,598	282,063
Heritage-Crystal Clean, Inc.*	1,618	50,757
Herman Miller, Inc.	9,205	383,388
HNI Corp.	5,263	197,152
Interface, Inc.	8,066	133,815
Kimball International, Inc., Class B	4,765	98,492
Knoll, Inc.	7,218	182,327
McGrath RentCorp	2,572	196,861
Mobile Mini, Inc.	2,247	85,184
MSA Safety, Inc.	5,515	696,875
Pitney Bowes, Inc.	12,691	51,145
Steelcase, Inc., Class A	3,232	66,127
Tetra Tech, Inc.	8,527	734,686
US Ecology, Inc.	3,759	217,684
Viad Corp.	3,132	211,410
VSE Corp.	97	3,690

		6,022,672

Construction & Engineering (0.7%)
Argan, Inc.	1,942	77,952
Comfort Systems USA, Inc.	5,682	283,248
Construction Partners, Inc., Class A*	1,033	17,427
Dycom Industries, Inc.*	3,780	178,227
EMCOR Group, Inc.	6,550	565,265
Granite Construction, Inc.	1,149	31,793
Great Lakes Dredge & Dock Corp.*	8,340	94,492
IES Holdings, Inc.*	594	15,242
MasTec, Inc.*	9,373	601,372
MYR Group, Inc.*	2,527	82,355
NV5 Global, Inc.*	1,632	82,334
Primoris Services Corp.	4,704	104,617
Sterling Construction Co., Inc.*	803	11,306
WillScot Corp.*	5,501	101,713

		2,247,343

Electrical Equipment (0.7%)
Allied Motion Technologies, Inc.	1,111	53,883
American Superconductor Corp.*	889	6,979
Atkore International Group, Inc.*	7,326	296,410
AZZ, Inc.	1,218	55,967
Energous Corp. (x)*	4,477	7,924
EnerSys	4,374	327,306
Generac Holdings, Inc.*	9,566	962,244
Plug Power, Inc. (x)*	38,525	121,739
Sunrun, Inc.*	17,650	243,747
Thermon Group Holdings, Inc.*	1,366	36,609
TPI Composites, Inc.*	4,533	83,906
Vicor Corp.*	2,802	130,909
Vivint Solar, Inc. (x)*	6,695	48,606

		2,376,229

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	5,583	192,390

Machinery (2.2%)
Actuant Corp., Class A	4,151	108,051
Alamo Group, Inc.	1,307	164,094
Albany International Corp., Class A	4,783	363,125
Barnes Group, Inc.	910	56,384
Blue Bird Corp.*	1,113	25,510
Chart Industries, Inc.*	5,649	381,251
Columbus McKinnon Corp.	2,189	87,626
Douglas Dynamics, Inc.	3,507	192,885
Energy Recovery, Inc. (x)*	6,027	59,004
EnPro Industries, Inc.	307	20,532
ESCO Technologies, Inc.	3,772	348,910
Evoqua Water Technologies Corp.*	11,703	221,772
Federal Signal Corp.	8,837	284,993
Franklin Electric Co., Inc.	6,825	391,209
Gencor Industries, Inc.*	300	3,501
Gorman-Rupp Co. (The)	533	19,987
Graham Corp.	119	2,604
Harsco Corp.*	12,171	280,055
Helios Technologies, Inc.	4,557	210,670
Hillenbrand, Inc.	6,395	213,017
John Bean Technologies Corp.	4,871	548,767
Kadant, Inc.	1,720	181,185
LB Foster Co., Class A*	54	1,047
Lindsay Corp.	570	54,714
Luxfer Holdings plc	4,012	74,262
Meritor, Inc.*	9,760	255,614
Miller Industries, Inc.	140	5,198
Mueller Industries, Inc.	4,750	150,813
Mueller Water Products, Inc., Class A	14,639	175,375
Omega Flex, Inc.	452	48,495
Proto Labs, Inc.*	4,201	426,612
RBC Bearings, Inc.*	3,793	600,584
REV Group, Inc.	769	9,405
Rexnord Corp.*	1,726	56,302
Spartan Motors, Inc.	3,856	69,716
SPX Corp.*	5,581	283,961
Tennant Co.	2,814	219,267
Terex Corp.	7,428	221,206
Watts Water Technologies, Inc., Class A	2,458	245,210
Welbilt, Inc.*	20,220	315,634

		7,378,547

Marine (0.0%)
Scorpio Bulkers, Inc.	1,511	9,625

Professional Services (1.0%)
ASGN, Inc.*	6,989	496,009
Barrett Business Services, Inc.	1,128	102,039
BG Staffing, Inc.	698	15,279
CRA International, Inc.	301	16,395
Exponent, Inc.	8,098	558,843
Forrester Research, Inc.*	1,707	71,182
Franklin Covey Co.*	1,472	47,443
FTI Consulting, Inc.*	531	58,760

See Notes to Financial Statements.

118

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Heidrick & Struggles International, Inc.	332	$10,790
Huron Consulting Group, Inc.*	408	28,038
ICF International, Inc.	1,753	160,610
Insperity, Inc.	5,870	505,055
Kforce, Inc.	3,164	125,611
Korn Ferry	8,803	373,247
Mistras Group, Inc.*	310	4,424
Resources Connection, Inc.	1,466	23,940
TriNet Group, Inc.*	6,977	394,968
Upwork, Inc.*	8,965	95,656
Willdan Group, Inc.*	1,585	50,371

		3,138,660

Road & Rail (0.2%)
Avis Budget Group, Inc.*	8,980	289,515
Heartland Express, Inc.	398	8,378
PAM Transportation Services, Inc.*	210	12,119
Saia, Inc.*	2,418	225,164
Universal Logistics Holdings, Inc.	1,202	22,790

		557,966

Trading Companies & Distributors (1.0%)
Applied Industrial Technologies, Inc.	6,004	400,407
Beacon Roofing Supply, Inc.*	1,978	63,257
EVI Industries, Inc. (x)*	71,758	1,940,336
Foundation Building Materials, Inc.*	909	17,589
General Finance Corp.*	881	9,753
GMS, Inc.*	2,753	74,551
H&E Equipment Services, Inc.	3,924	131,179
Herc Holdings, Inc.*	295	14,437
Kaman Corp.	626	41,266
Lawson Products, Inc.*	679	35,376
MRC Global, Inc.*	1,218	16,614
SiteOne Landscape Supply, Inc.*	6,382	578,528
Systemax, Inc.	1,478	37,187
Transcat, Inc.*	1,091	34,759

		3,395,239

Total Industrials		33,510,332

Information Technology (26.2%)
Communications Equipment (0.5%)
Acacia Communications, Inc.*	5,918	401,300
Calix, Inc.*	3,880	31,040
Cambium Networks Corp. (x)*	418	3,653
Casa Systems, Inc.*	4,611	18,859
Clearfield, Inc.*	1,753	24,437
DASAN Zhone Solutions, Inc.*	1,328	11,766
Extreme Networks, Inc.*	18,620	137,229
InterDigital, Inc.	4,886	266,238
Plantronics, Inc.	5,328	145,668
Viavi Solutions, Inc.*	35,823	537,345

		1,577,535

Electronic Equipment, Instruments & Components (1.8%)
Airgain, Inc.*	1,495	15,982
Akoustis Technologies, Inc. (x)*	4,075	32,600
Badger Meter, Inc.	4,459	289,523

Coda Octopus Group, Inc. (x)*	750	6,277
Cognex Corp.	43,326	2,427,989
ePlus, Inc.*	1,834	154,588
Fabrinet*	5,233	339,308
FARO Technologies, Inc.*	2,527	127,234
Fitbit, Inc., Class A (x)*	7,250	47,632
II-VI, Inc.*	8,956	301,549
Insight Enterprises, Inc.*	2,015	141,634
Iteris, Inc.*	6,364	31,756
Itron, Inc.*	5,358	449,804
Kimball Electronics, Inc.*	309	5,423
MTS Systems Corp.	952	45,725
Napco Security Technologies, Inc.*	1,810	53,196
nLight, Inc.*	5,097	103,367
Novanta, Inc.*	5,263	465,460
OSI Systems, Inc.*	2,622	264,140
PAR Technology Corp. (x)*	1,831	56,285
Plexus Corp.*	596	45,856
Rogers Corp.*	2,887	360,096
Sanmina Corp.*	2,415	82,690
Vishay Precision Group, Inc.*	1,228	41,752
Wrap Technologies, Inc. (x)*	1,216	7,770

		5,897,636

IT Services (6.0%)
Brightcove, Inc.*	6,226	54,104
Cardtronics plc, Class A*	4,593	205,077
Cass Information Systems, Inc.	2,192	126,566
CSG Systems International, Inc.	5,145	266,408
Endurance International Group Holdings, Inc.*	10,963	51,526
EVERTEC, Inc.	9,479	322,665
Evo Payments, Inc., Class A*	5,515	145,651
Exela Technologies, Inc. (x)*	5,209	2,124
ExlService Holdings, Inc.*	5,242	364,109
Fastly, Inc., Class A (x)*	119,368	2,395,716
GTT Communications, Inc. (x)*	5,131	58,237
Hackett Group, Inc. (The)	3,346	54,004
I3 Verticals, Inc., Class A*	2,299	64,947
International Money Express, Inc. (x)*	2,772	33,375
Limelight Networks, Inc.*	7,411	30,237
LiveRamp Holdings, Inc.*	48,569	2,334,712
MAXIMUS, Inc.	9,941	739,511
MongoDB, Inc. (x)*	59,310	7,805,789
NIC, Inc.	10,284	229,847
Paysign, Inc. (x)*	4,861	49,339
Perficient, Inc.*	5,014	230,995
Perspecta, Inc.	1,597	42,225
PRGX Global, Inc.*	2,922	14,376
Priority Technology Holdings, Inc.*	1,044	2,558
Science Applications International Corp.	9,045	787,096
TTEC Holdings, Inc.	2,277	90,215
Tucows, Inc., Class A (x)*	1,501	92,732
Unisys Corp.*	5,602	66,440
Verra Mobility Corp.*	19,889	278,247
Virtusa Corp.*	4,472	202,716
Wix.com Ltd.*	19,907	2,436,218

		19,577,762

See Notes to Financial Statements.

119

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Semiconductors & Semiconductor Equipment (1.6%)
Adesto Technologies Corp.*	3,676	$31,246
Advanced Energy Industries, Inc.*	5,950	423,640
Ambarella, Inc.*	1,970	119,303
Brooks Automation, Inc.	9,589	402,354
Cabot Microelectronics Corp.	4,526	653,192
CEVA, Inc.*	3,173	85,544
Diodes, Inc.*	1,561	87,993
DSP Group, Inc.*	1,274	20,053
Enphase Energy, Inc. (x)*	14,352	375,018
FormFactor, Inc.*	846	21,971
Ichor Holdings Ltd.*	821	27,315
Impinj, Inc. (x)*	2,602	67,288
Inphi Corp.*	7,019	519,546
Lattice Semiconductor Corp.*	19,636	375,833
MaxLinear, Inc.*	10,331	219,224
NVE Corp.	709	50,622
Onto Innovation, Inc.*	1,785	65,224
PDF Solutions, Inc.*	365	6,165
Power Integrations, Inc.	4,415	436,688
Semtech Corp.*	9,429	498,794
Silicon Laboratories, Inc.*	6,714	778,690
Xperi Corp.	1,564	28,934

		5,294,637

Software (16.3%)
8x8, Inc.*	14,547	266,210
A10 Networks, Inc.*	7,524	51,690
ACI Worldwide, Inc.*	18,001	681,968
Agilysys, Inc.*	3,301	83,878
Alarm.com Holdings, Inc.*	5,778	248,281
Altair Engineering, Inc., Class A*	6,275	225,335
Alteryx, Inc., Class A (x)*	39,444	3,947,161
American Software, Inc., Class A	2,494	37,111
Appfolio, Inc., Class A*	26,003	2,859,030
Appian Corp. (x)*	105,261	4,022,023
Avalara, Inc.*	104,814	7,677,625
Benefitfocus, Inc.*	4,714	103,425
Bill.Com Holdings, Inc.*	47,368	1,802,352
Blackbaud, Inc.	7,624	606,870
Blackline, Inc.*	6,764	348,752
Bottomline Technologies DE, Inc.*	6,761	362,390
Box, Inc., Class A*	22,341	374,882
ChannelAdvisor Corp.*	4,182	37,805
Cision Ltd.*	14,233	141,903
Cloudera, Inc. (x)*	2,381	27,691
CommVault Systems, Inc.*	6,401	285,741
Cornerstone OnDemand, Inc.*	8,885	520,217
Coupa Software, Inc.*	40,373	5,904,551
Digimarc Corp. (x)*	1,763	59,166
Digital Turbine, Inc.*	12,467	88,890
Domo, Inc., Class B*	2,675	58,101
Ebix, Inc.	3,662	122,347
eGain Corp.*	3,302	26,152
Envestnet, Inc.*	7,541	525,080
Everbridge, Inc.*	34,766	2,714,529
Five9, Inc.*	9,345	612,845
ForeScout Technologies, Inc.*	6,600	216,480
Ideanomics, Inc. (x)*	7,665	6,559
Instructure, Inc.*	5,373	259,032

Intelligent Systems Corp.*	1,069	42,696
j2 Global, Inc.	7,269	681,178
LivePerson, Inc.*	9,673	357,901
Majesco*	1,089	8,984
MicroStrategy, Inc., Class A*	1,291	184,135
Mitek Systems, Inc.*	4,601	35,198
MobileIron, Inc.*	15,222	73,979
Model N, Inc.*	5,148	180,540
OneSpan, Inc.*	3,625	62,060
Phunware, Inc.*	4,908	5,841
Ping Identity Holding Corp. (x)*	1,757	42,695
Progress Software Corp.	6,943	288,482
PROS Holdings, Inc.*	5,137	307,809
Q2 Holdings, Inc.*	6,829	553,695
QAD, Inc., Class A	946	48,180
Qualys, Inc.*	5,253	437,943
Rapid7, Inc.*	7,731	433,091
Rimini Street, Inc.*	3,207	12,443
SailPoint Technologies Holding, Inc.*	13,377	315,697
SecureWorks Corp., Class A*	180	2,999
SharpSpring, Inc.*	1,711	19,625
ShotSpotter, Inc. (x)*	1,309	33,379
Smartsheet, Inc., Class A*	176,620	7,933,770
SPS Commerce, Inc.*	5,468	303,037
SVMK, Inc.*	13,488	241,031
Telaria, Inc.*	6,884	60,648
Telenav, Inc.*	2,776	13,491
Tenable Holdings, Inc.*	5,887	141,053
Upland Software, Inc.*	3,546	126,628
Varonis Systems, Inc.*	4,628	359,642
Verint Systems, Inc.*	9,830	544,189
VirnetX Holding Corp. (x)*	9,881	37,548
Workiva, Inc.*	5,743	241,493
Xero Ltd.*	62,607	3,514,757
Yext, Inc.*	14,829	213,834
Zix Corp.*	8,393	56,905
Zuora, Inc., Class A*	13,822	198,069

		53,420,717

Technology Hardware, Storage & Peripherals (0.0%)
AstroNova, Inc.	1,124	15,421
Avid Technology, Inc.*	4,576	39,262
Diebold Nixdorf, Inc.*	6,220	65,683
Sonim Technologies, Inc. (x)*	1,777	6,451

		126,817

Total Information Technology		85,895,104

Materials (1.6%)
Chemicals (1.1%)
Advanced Emissions Solutions, Inc. (x)	2,291	24,056
Amyris, Inc. (x)*	1,416	4,375
Balchem Corp.	5,032	511,402
Chase Corp.	1,145	135,660
Ferro Corp.*	10,335	153,268
GCP Applied Technologies, Inc.*	8,419	191,195
HB Fuller Co.	5,936	306,120
Ingevity Corp.*	6,565	573,650
Innospec, Inc.	3,278	339,076
Koppers Holdings, Inc.*	2,061	78,771

See Notes to Financial Statements.

120

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EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Kraton Corp.*	1,319	$33,397
Marrone Bio Innovations, Inc. (x)*	7,077	7,148
OMNOVA Solutions, Inc.*	6,905	69,810
Orion Engineered Carbons SA	6,316	121,899
PolyOne Corp.	11,299	415,690
Quaker Chemical Corp.	2,045	336,443
Sensient Technologies Corp.	3,510	231,976
Stepan Co.	366	37,493
Tronox Holdings plc, Class A	6,670	76,171
Valhi, Inc.	142	266

		3,647,866

Construction Materials (0.1%)
Forterra, Inc. (x)*	2,919	33,744
Summit Materials, Inc., Class A*	3,234	77,293
United States Lime & Minerals, Inc.	5	451
US Concrete, Inc.*	2,536	105,650

		217,138

Containers & Packaging (0.0%)
Myers Industries, Inc.	5,607	93,525
UFP Technologies, Inc.*	133	6,598

		100,123

Metals & Mining (0.3%)
AK Steel Holding Corp.*	21,775	71,640
Cleveland-Cliffs, Inc. (x)	6,377	53,567
Compass Minerals International, Inc.	5,325	324,612
Kaiser Aluminum Corp.	1,260	139,721
Materion Corp.	1,295	76,988
Mayville Engineering Co., Inc.*	1,005	9,427
Novagold Resources, Inc.*	25,282	226,527
Ryerson Holding Corp.*	2,486	29,409
Worthington Industries, Inc.	1,320	55,677

		987,568

Paper & Forest Products (0.1%)
Boise Cascade Co.	1,472	53,772
Louisiana-Pacific Corp.	2,560	75,955
Neenah, Inc.	2,161	152,199
Verso Corp., Class A*	317	5,716

		287,642

Total Materials		5,240,337

Real Estate (4.8%)
Equity Real Estate Investment Trusts (REITs) (1.9%)
Alexander’s, Inc. (REIT)	334	110,337
American Assets Trust, Inc. (REIT)	7,527	345,489
American Finance Trust, Inc. (REIT)	1,101	14,599
Armada Hoffler Properties, Inc. (REIT)	2,789	51,178
Bluerock Residential Growth REIT, Inc. (REIT)	3,463	41,729
CareTrust REIT, Inc. (REIT)	11,124	229,488
Clipper Realty, Inc. (REIT)	2,202	23,341

Community Healthcare Trust, Inc. (REIT)	1,761	75,477
Easterly Government Properties, Inc. (REIT)	2,688	63,786
EastGroup Properties, Inc. (REIT)	5,941	788,193
Essential Properties Realty Trust, Inc. (REIT)	1,366	33,890
First Industrial Realty Trust, Inc. (REIT)	4,044	167,866
Four Corners Property Trust, Inc. (REIT)	10,717	302,112
GEO Group, Inc. (The) (REIT)	18,503	307,335
Gladstone Commercial Corp. (REIT)	1,394	30,473
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	706	22,719
Innovative Industrial Properties, Inc. (REIT)(x)	1,768	134,138
iStar, Inc. (REIT)	6,469	93,865
LTC Properties, Inc. (REIT)	3,035	135,877
Monmouth Real Estate Investment Corp. (REIT)	2,217	32,102
National Health Investors, Inc. (REIT)	2,900	236,292
National Storage Affiliates Trust (REIT)	9,272	311,725
New Senior Investment Group, Inc. (REIT)	5,878	44,967
NexPoint Residential Trust, Inc. (REIT)	3,066	137,970
Pennsylvania REIT (REIT)(x)	5,435	28,969
PS Business Parks, Inc. (REIT)	3,130	516,043
QTS Realty Trust, Inc. (REIT), Class A	8,979	487,290
Ryman Hospitality Properties, Inc. (REIT)	7,167	621,092
Safehold, Inc. (REIT)	109	4,393
Saul Centers, Inc. (REIT)	1,704	89,937
Seritage Growth Properties (REIT), Class A	497	19,920
Tanger Factory Outlet Centers, Inc. (REIT)(x)	14,003	206,264
Terreno Realty Corp. (REIT)	1,025	55,494
UMH Properties, Inc. (REIT)	4,790	75,347
Uniti Group, Inc. (REIT)(x)	28,898	237,253
Universal Health Realty Income Trust (REIT)	1,814	212,891

		6,289,841

Real Estate Management & Development (2.9%)
Altisource Portfolio Solutions SA*	88	1,701
Cushman & Wakefield plc*	16,487	336,994
eXp World Holdings, Inc. (x)*	3,182	36,052
FirstService Corp.	61,095	5,687,709
Kennedy-Wilson Holdings, Inc.	9,687	216,020
Marcus & Millichap, Inc.*	3,130	116,593
Maui Land & Pineapple Co., Inc.*	585	6,581
Newmark Group, Inc., Class A	20,084	270,230

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)

Redfin Corp.*	126,328	$2,670,574
RMR Group, Inc. (The), Class A	2,404	109,719

		9,452,173

Total Real Estate		15,742,014

Utilities (0.8%)
Electric Utilities (0.1%)
El Paso Electric Co.	1,079	73,253
Genie Energy Ltd., Class B	907	7,011
MGE Energy, Inc.	1,982	156,221
Otter Tail Corp.	2,746	140,843
Spark Energy, Inc., Class A (x)	1,787	16,494

		393,822

Gas Utilities (0.2%)
Chesapeake Utilities Corp.	2,500	239,575
New Jersey Resources Corp.	952	42,431
Northwest Natural Holding Co.	702	51,758
South Jersey Industries, Inc.	2,059	67,906
Southwest Gas Holdings, Inc.	964	73,235

		474,905

Independent Power and Renewable Electricity Producers (0.1%)
Atlantic Power Corp.*	10,583	24,659
Ormat Technologies, Inc.	2,196	163,646
Sunnova Energy International, Inc.*	526	5,870
TerraForm Power, Inc., Class A	8,644	133,031

		327,206

Water Utilities (0.4%)
American States Water Co.	5,732	496,620
AquaVenture Holdings Ltd.*	302	8,190
California Water Service Group	7,088	365,457
Global Water Resources, Inc.	1,856	24,406
Middlesex Water Co.	2,205	140,172
Pure Cycle Corp.*	2,725	34,308
SJW Group	2,682	190,583
York Water Co. (The)	1,796	82,814

		1,342,550

Total Utilities		2,538,483

Total Common Stocks (98.7%) (Cost $253,169,509)		324,084,526

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Oncternal Therapeutics, Inc., CVR (r)(x)*	90	—

Pharmaceuticals (0.0%)
Corium International, Inc., CVR (r)(x)*	3,345	452
Omthera Pharmaceuticals, Inc., CVR (r)*	899	—

		452

Total Health Care		452

Materials (0.0%)
Chemicals (0.0%)
Schulman, Inc., CVR (r)*	3,751	1,471

Total Materials		1,471

Total Rights (0.0%) (Cost $—)		1,923

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (6.9%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $4,882,577, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $4,979,760. (xx)	$4,882,116	4,882,116
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $500,076, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $510,004. (xx)	500,000	500,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $10,003,092, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $10,200,000. (xx)	10,000,000	10,000,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $200,019, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $217,778. (xx)	200,000	200,000
Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $7,002,123, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/2/20-2/15/48; total market value $7,140,000. (xx)	7,000,000	7,000,000

Total Repurchase Agreements		22,582,116

Total Short-Term Investments (6.9%) (Cost $22,582,116)		22,582,116

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Value (Note 1)

Total Investments in Securities (105.6%) (Cost $275,751,625)	$346,668,565
Other Assets Less Liabilities (-5.6%)	(18,271,296)

Net Assets (100%)	$328,397,269

*	Non-income producing.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $37,674,182. This was collateralized by $16,312,339 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/7/20 - 2/15/49 and by cash of $22,582,116 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	18	3/2020	USD	1,503,540	20,670

					20,670

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$14,598,930	$—	$—	$14,598,930
Consumer Discretionary	38,455,461	2,671,754	—	41,127,215
Consumer Staples	5,563,484	—	—	5,563,484
Energy	1,058,757	—	—	1,058,757
Financials	12,376,534	400,597	—	12,777,131
Health Care	106,032,739	—	—	106,032,739
Industrials	33,510,332	—	—	33,510,332
Information Technology	82,380,347	3,514,757	—	85,895,104
Materials	5,240,337	—	—	5,240,337
Real Estate	10,054,305	5,687,709	—	15,742,014
Utilities	2,538,483	—	—	2,538,483
Futures	20,670	—	—	20,670
Rights
Health Care	—	—	452	452
Materials	—	—	1,471	1,471

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Repurchase Agreements	$—	$22,582,116	$—	$22,582,116

Total Assets	$311,830,379	$34,856,933	$1,923	$346,689,235

Total Liabilities	$—	$—	$—	$—

Total	$311,830,379	$34,856,933	$1,923	$346,689,235

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$20,670	*

Total		$20,670

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$107,743	$107,743

Total	$107,743	$107,743

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$41,919	$41,919

Total	$41,919	$41,919

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,564,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$227,799,521
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 11%)*	$251,222,692

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$95,298,155
Aggregate gross unrealized depreciation	(24,389,314)

Net unrealized appreciation	$70,908,841

Federal income tax cost of investments in securities and derivative instruments, if applicable	$275,780,394

For the year ended December 31, 2019, the Portfolio incurred approximately $2,025 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $253,169,509)	$324,086,449
Repurchase Agreements (Cost $22,582,116)	22,582,116
Cash	5,234,902
Foreign cash (Cost $736)	745
Cash held as collateral at broker for futures	54,600
Due from Custodian	792,983
Securities lending income receivable	102,321
Dividends, interest and other receivables	88,182
Receivable for securities sold	35,078
Due from broker for futures variation margin	1,976
Other assets	1,365

Total assets	352,980,717

LIABILITIES
Payable for return of collateral on securities loaned	22,582,116
Payable for securities purchased	1,541,569
Investment management fees payable	185,855
Payable for Portfolio shares redeemed	180,885
Administrative fees payable	33,807
Distribution fees payable – Class IB	34
Accrued expenses	59,182

Total liabilities	24,583,448

NET ASSETS	$328,397,269

Net assets were comprised of:
Paid in capital	$257,233,118
Total distributable earnings (loss)	71,164,151

Net assets	$328,397,269

Class IB
Net asset value, offering and redemption price per share, $162,127 / 15,600 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.39

Class K
Net asset value, offering and redemption price per share, $328,235,142 / 31,141,070 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.54

(x)	Includes value of securities on loan of $37,674,182.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $8,557 foreign withholding tax)	$1,412,105
Interest	90,608
Securities lending (net)	1,828,022

Total income	3,330,735

EXPENSES
Investment management fees	2,547,985
Administrative fees	392,292
Custodian fees	92,500
Professional fees	53,721
Printing and mailing expenses	39,708
Trustees’ fees	10,145
Distribution fees – Class IB	371
Miscellaneous	7,095

Gross expenses	3,143,817
Less: Waiver from investment manager	(275,724)

Net expenses	2,868,093

NET INVESTMENT INCOME (LOSS)	462,642

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	38,357,112
Futures contracts	107,743
Foreign currency transactions	(5,126)

Net realized gain (loss)	38,459,729

Change in unrealized appreciation (depreciation) on:
Investments in securities	50,764,500
Futures contracts	41,919
Foreign currency translations	31

Net change in unrealized appreciation (depreciation)	50,806,450

NET REALIZED AND UNREALIZED GAIN (LOSS)	89,266,179

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$89,728,821

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$462,642	$(393,776)
Net realized gain (loss)	38,459,729	37,275,528
Net change in unrealized appreciation (depreciation)	50,806,450	(48,229,046)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	89,728,821	(11,347,294)

Distributions to shareholders:
Class IB	(18,470)	(20,483)
Class K	(37,791,744)	(45,296,462)

Total distributions to shareholders	(37,810,214)	(45,316,945)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 255 and 0 shares, respectively ]	2,812	—
Capital shares issued in reinvestment of distributions [ 1,819 and 2,101 shares, respectively ]	18,470	20,483
Capital shares repurchased [ (1) and 0 shares, respectively ]	(16)	—

Total Class IB transactions	21,266	20,483

Class K
Capital shares sold [ 683,541 and 871,308 shares, respectively ]	7,665,963	10,252,594
Capital shares issued in reinvestment of dividends and distributions [ 3,671,513 and 4,591,926 shares, respectively ]	37,791,744	45,296,462
Capital shares repurchased [ (2,935,470) and (2,301,631) shares, respectively ]	(32,490,529)	(26,835,209)

Total Class K transactions	12,967,178	28,713,847

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	12,988,444	28,734,330

TOTAL INCREASE (DECREASE) IN NET ASSETS	64,907,051	(27,929,909)
NET ASSETS:
Beginning of year	263,490,218	291,420,127

End of year	$328,397,269	$263,490,218

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,				May 1, 2015** to December 31, 2015		January 1, 2015 to April 13, 2015‡
Class IB	2019	2018	2017	2016
Net asset value, beginning of year	$8.76	$10.89	$9.74	$9.14	$10.27		$10.06

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)	(0.04)	(0.05)	(0.02)	(0.05)		(0.02)
Net realized and unrealized gain (loss)	2.99	(0.33)	2.38	0.82	(0.76)		0.63

Total from investment operations	2.98	(0.37)	2.33	0.80	(0.81)		0.61

Less distributions:
Distributions from net realized gains	(1.35)	(1.76)	(1.18)	(0.20)	(0.32)		—

Net asset value, end of year	$10.39	$8.76	$10.89	$9.74	$9.14		$10.67

Total return (b)	34.35%	(4.77)%	24.14%	8.77%	(7.82)%		(6.06)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$162	$118	$124	$100	$92		$—
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.15%	1.15%	1.15%	1.18%	1.21%		1.23%
Before waivers and reimbursements (a)(f)	1.24%	1.23%	1.24%	1.24%	1.21%		1.23%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.10)%	(0.38)%	(0.42)%	(0.25)%	(0.67	)%(l)	(0.69	)%(l)
Before waivers and reimbursements (a)(f)	(0.19)%	(0.46)%	(0.50)%	(0.31)%	(0.67	)%(l)	(0.69	)%(l)
Portfolio turnover rate^	73%	62%	51%	41%	38%		38%

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.86	$10.97	$9.78	$9.15	$10.08

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	(0.02)	(0.02)	— #	(0.05)
Net realized and unrealized gain (loss)	3.03	(0.33)	2.39	0.83	(0.56)

Total from investment operations	3.05	(0.35)	2.37	0.83	(0.61)

Less distributions:
Dividends from net investment income	(0.02)	— #	—	— #	—
Distributions from net realized gains	(1.35)	(1.76)	(1.18)	(0.20)	(0.32)

Total dividends and distributions	(1.37)	(1.76)	(1.18)	(0.20)	(0.32)

Net asset value, end of year	$10.54	$8.86	$10.97	$9.78	$9.15

Total return	34.79%	(4.56)%	24.45%	9.09%	(5.98)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$328,235	$263,372	$291,296	$255,614	$253,255
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.90%	0.90%	0.90%	0.93%	0.96%
Before waivers and reimbursements (f)	0.99%	0.98%	0.98%	0.99%	0.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.15%	(0.13)%	(0.17)%	— %‡‡	(0.44)%
Before waivers and reimbursements (f)	0.06%	(0.21)%	(0.25)%	(0.06)%	(0.45)%
Portfolio turnover rate^	73%	62%	51%	41%	38%
**	Resumed operations.
‡	After the close of business on April 13, 2015, operations ceased and shares were fully redeemed.
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

See Notes to Financial Statements.

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EQ/SCIENCE AND TECHNOLOGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management (Effective November 29, 2019 MFS Investment Management replaced Ivy Investment Management Company as sub-adviser to the Portfolio).

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	Since Incept.
Portfolio – Class IB Shares*	46.68%	24.17%
85% MSCI ACWI Information Technology (Net) Index/15% MSCI ACWI Health Care (Net) Index	43.13	24.35
S&P North American Technology Sector Index	42.68	23.00

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 46.68% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the 85% MSCI ACWI Information Technology (Net) Index/15% MSCI ACWI Health Care (Net) Index and the S&P North American Technology Sector Index, which returned 43.13% and 42.68%, respectively.

Portfolio Highlights

What helped performance during the year:

•

An allocation to the technology hardware storage & peripherals industry was a primary contributor to performance relative to the benchmark. Within this industry, a position in Universal Display Corp., which is not a component of the benchmark, helped relative returns. Universal Display is a developer and manufacturer of organic light emitting diodes (OLED) technologies and materials as well as provider of services to the display and lighting industries.

•

An underweight allocation to the Semiconductors & Semiconductor Equipment industry was another contributor to performance relative to the benchmark. Within this industry, positions in Cypress Semiconductor Corp. and ASML Holding NV added to relative returns.

•	Underweight positioning in the communications equipment and software industries also aided relative performance.

What hurt performance during the year:

•

An underweight allocation to the technology hardware storage & peripherals industry was a primary detractor from performance relative to the benchmark. Within this industry, an underweight position in computer and personal electronics maker Apple, Inc. held back relative returns.

•

An overweight allocation to the biotech industry detracted from performance relative to the benchmark. Within this industry, overweights to Sarapta Therapeutics, Inc. and Ionis Pharmaceuticals, Inc. held back relative returns.

•	An interactive media & services industry overweight detracted as well, including overweighting Google parent Alphabet, Inc.

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EQ/SCIENCE AND TECHNOLOGY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	59.4%
Communication Services	18.6
Consumer Discretionary	11.5
Industrials	5.4
Health Care	1.9
Financials	1.1
Cash and Other	2.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,108.00	$6.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.42	5.84

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.15%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (18.6%)
Entertainment (2.1%)
Electronic Arts, Inc.*	31,010	$3,333,885
Netflix, Inc.*	1,181	382,136

		3,716,021

Interactive Media & Services (15.6%)
Alphabet, Inc., Class A*	11,784	15,783,372
Facebook, Inc., Class A*	57,936	11,891,364

		27,674,736

Media (0.9%)
Altice USA, Inc., Class A*	16,148	441,486
Charter Communications, Inc., Class A*	2,617	1,269,455

		1,710,941

Total Communication Services		33,101,698

Consumer Discretionary (11.5%)
Diversified Consumer Services (0.7%)
Grand Canyon Education, Inc.*	11,711	1,121,797

Internet & Direct Marketing Retail (10.8%)
Alibaba Group Holding Ltd. (ADR)*	8,979	1,904,446
Amazon.com, Inc.*	8,928	16,497,515
Chewy, Inc., Class A*	28,084	814,436

		19,216,397

Total Consumer Discretionary		20,338,194

Financials (1.1%)
Capital Markets (1.1%)
Nasdaq, Inc.	11,473	1,228,759
Tradeweb Markets, Inc., Class A	17,075	791,426

Total Financials		2,020,185

Health Care (1.9%)
Health Care Providers & Services (0.7%)
Guardant Health, Inc.*	16,040	1,253,366

Life Sciences Tools & Services (1.2%)
Bio-Techne Corp.	5,144	1,129,159
Illumina, Inc.*	2,939	974,984

		2,104,143

Total Health Care		3,357,509

Industrials (5.4%)
Aerospace & Defense (1.3%)
L3Harris Technologies, Inc.	7,395	1,463,248
Northrop Grumman Corp.	2,570	884,003

		2,347,251

Professional Services (3.2%)
Clarivate Analytics plc*	60,002	1,008,034
Equifax, Inc.	1,876	262,865
IHS Markit Ltd.*	21,729	1,637,280
TransUnion	14,583	1,248,451
Verisk Analytics, Inc.	7,027	1,049,412
Wolters Kluwer NV	5,710	416,447

		5,622,489

Road & Rail (0.9%)
Uber Technologies, Inc.*	53,701	1,597,068

Total Industrials		9,566,808

Information Technology (59.4%)
Electronic Equipment, Instruments & Components (1.0%)
Amphenol Corp., Class A	16,041	1,736,117
FLIR Systems, Inc.	1,678	87,374

		1,823,491

IT Services (25.7%)
Black Knight, Inc.*	12,236	788,977
DXC Technology Co.	2,943	110,627
Endava plc (ADR)*	49,730	2,317,418
EPAM Systems, Inc.*	3,882	823,605
Fidelity National Information Services, Inc.	30,145	4,192,868
Fiserv, Inc.*	49,131	5,681,018
FleetCor Technologies, Inc.*	4,333	1,246,691
Global Payments, Inc.	33,721	6,156,106
GoDaddy, Inc., Class A*	23,159	1,572,959
Mastercard, Inc., Class A	26,572	7,934,133
PayPal Holdings, Inc.*	33,482	3,621,748
Square, Inc., Class A*	22,085	1,381,638
Visa, Inc., Class A	46,863	8,805,558
Wix.com Ltd.*	8,464	1,035,824

		45,669,170

Semiconductors & Semiconductor Equipment (4.8%)
Applied Materials, Inc.	47,704	2,911,852
Marvell Technology Group Ltd.	53,043	1,408,822
Microchip Technology, Inc.	34,241	3,585,718
NXP Semiconductors NV	4,377	557,017
Silicon Laboratories, Inc.*	832	96,495

		8,559,904

Software (24.8%)
Adobe, Inc.*	21,635	7,135,439
Autodesk, Inc.*	11,657	2,138,593
Blue Prism Group plc*	34,445	516,941
Constellation Software, Inc.	1,635	1,587,922
Descartes Systems Group, Inc. (The)*	24,462	1,045,505
DocuSign, Inc.*	12,230	906,365
Freee KK*	5,300	157,310
HubSpot, Inc.*	10,107	1,601,960
Linx SA	57,900	511,107
Microsoft Corp.	86,962	13,713,907
Pluralsight, Inc., Class A*	48,721	838,489
Q2 Holdings, Inc.*	9,989	809,908
Rakus Co. Ltd.	51,600	950,270
RingCentral, Inc., Class A*	9,114	1,537,258
salesforce.com, Inc.*	43,754	7,116,151
ServiceNow, Inc.*	7,068	1,995,438
Workday, Inc., Class A*	3,596	591,362
Zendesk, Inc.*	12,669	970,826

		44,124,751

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Technology Hardware, Storage & Peripherals (3.1%)
Apple, Inc.	18,439	$5,414,612

Total Information Technology		105,591,928

Total Investments in Securities (97.9%) (Cost $159,435,157)		173,976,322
Other Assets Less Liabilities (2.1%)		3,677,536

Net Assets (100%)		$177,653,858

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$33,101,698	$—	$—	$33,101,698
Consumer Discretionary	20,338,194	—	—	20,338,194
Financials	2,020,185	—	—	2,020,185
Health Care	3,357,509	—	—	3,357,509
Industrials	9,150,361	416,447	—	9,566,808
Information Technology	103,967,407	1,624,521	—	105,591,928

Total Assets	$171,935,354	$2,040,968	$—	$173,976,322

Total Liabilities	$—	$—	$—	$—

Total	$171,935,354	$2,040,968	$—	$173,976,322

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Total
Equity contracts	$597,170	$597,170

Total	$597,170	$597,170

^ This Portfolio held option contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held option contracts with an average notional balance of approximately $528,000 for five months during the year ended December 31, 2019.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$175,093,081
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$177,855,015

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,957,090
Aggregate gross unrealized depreciation	(448,702)

Net unrealized appreciation	$14,508,388

Federal income tax cost of investments in securities and derivative instruments, if applicable	$159,467,934

For the year ended December 31, 2019, the Portfolio incurred approximately $938 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (Cost $159,435,157)	$173,976,322
Cash	4,177,428
Receivable for Portfolio shares sold	98,024
Dividends, interest and other receivables	10,863
Other assets	827

Total assets	178,263,464

LIABILITIES
Payable for Portfolio shares redeemed	340,542
Investment management fees payable	94,927
Payable for securities purchased	67,154
Distribution fees payable – Class IB	37,021
Administrative fees payable	14,128
Accrued expenses	55,834

Total liabilities	609,606

NET ASSETS	$177,653,858

Net assets were comprised of:
Paid in capital	$140,077,898
Total distributable earnings (loss)	37,575,960

Net assets	$177,653,858

Class IB
Net asset value, offering and redemption price per share, $177,653,858 / 4,830,063 shares outstanding (unlimited amount authorized: $0.01 par value)	$36.78

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $2,623 foreign withholding tax)	$875,983
Interest	113,436
Securities lending (net)	110,644

Total income	1,100,063

EXPENSES
Investment management fees	1,323,809
Distribution fees – Class IB	389,354
Administrative fees	148,801
Professional fees	66,325
Printing and mailing expenses	27,882
Offering costs	22,545
Custodian fees	12,000
Trustees’ fees	4,785
Tax expense	1,371
Miscellaneous	4,046

Gross expenses	2,000,918
Less: Voluntary waiver from investment manager	(27,035)
Waiver from investment manager	(184,119)

Net expenses	1,789,764

NET INVESTMENT INCOME (LOSS)	(689,701)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	28,123,016
Foreign currency transactions	(10,697)
Options written	(500,894)

Net realized gain (loss)	27,611,425

Change in unrealized appreciation (depreciation) on:
Investments in securities	30,375,720
Foreign currency translations	21

Net change in unrealized appreciation (depreciation)	30,375,741

NET REALIZED AND UNREALIZED GAIN (LOSS)	57,987,166

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$57,297,465

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	October 22, 2018* to December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(689,701)	$(34,683)
Net realized gain (loss)	27,611,425	(413,119)
Net change in unrealized appreciation (depreciation)	30,375,741	(15,834,555)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	57,297,465	(16,282,357)

Distributions to shareholders:
Class IB	(3,546,847)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 778,047 and 453,300 shares, respectively ]	25,611,730	12,568,593
Capital shares sold in-kind (Note 8) [ 0 and 4,638,378 shares, respectively ]	—	134,345,045
Capital shares issued in reinvestment of distributions [ 98,604 and 0 shares, respectively ]	3,546,847	—
Capital shares repurchased [ (956,120) and (182,146) shares, respectively ]	(30,936,320)	(4,950,298)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,777,743)	141,963,340

TOTAL INCREASE (DECREASE) IN NET ASSETS	51,972,875	125,680,983
NET ASSETS:
Beginning of period	125,680,983	—

End of period	$177,653,858	$125,680,983

* Commencement of Operations.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2019		October 22, 2018* to December 31, 2018
Net asset value, beginning of period	$25.60		$28.96

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.14)		(0.01)
Net realized and unrealized gain (loss)	12.07		(3.35)

Total from investment operations	11.93		(3.36)

Less distributions:
Dividends from net investment income	—	#	—
Distributions from net realized gains	(0.75)		—

Total dividends and distributions	(0.75)		—

Net asset value, end of period	$36.78		$25.60

Total return (b)	46.68%		(11.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$177,654		$125,681
Ratio of expenses to average net assets:
After waivers (a)(f)	1.15	%(j)	1.15	%(j)
Before waivers (a)(f)	1.28%		1.35%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.44)%		(0.14	)%(l)
Before waivers (a)(f)	(0.58)%		(0.34	)%(l)
Portfolio turnover rate^	117	%(h)	2	%(z)
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 37%.

(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Templeton Global Advisors Limited

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	20.85%	5.69%	7.24%
Portfolio – Class IB Shares	20.95	5.71	7.19
Portfolio – Class K Shares*	21.25	5.98	9.16
Volatility Managed Index – Global Blend	26.30	8.28	9.14
International Proxy Index	22.97	5.59	5.07
Volatility Managed Index – Global Proxy Blend	26.97	8.44	9.18
MSCI World (Net) Index	27.67	8.74	9.47

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 20.95% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Volatility Managed Index - Global Blend, the International Proxy Index, the Volatility Managed Index - Global Proxy Blend and the MSCI World (Net) Index, which returned 26.30%, 22.97%, 26.97% and 27.67%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Stock selection and an underweighting in the materials sector benefited relative performance. Shares of Canadian mining firm Wheaton Precious Metals Corp. rallied as the price of gold broke out of a six-year trading range. We continue to like Wheaton Precious Metals’ attractive, capital-light streaming model, which provides financing for (primarily) base metal miners in return for a claim on their precious metal byproducts.

What hurt performance during the year:

•

Value stocks delivered their worst annual performance relative to growth since the peak of the technology, media and telecommunications bubble two decades ago, pressuring the Portfolio, which produced double-digit percentage absolute gains but underperformed its benchmark.

•

Stock selection and an overweighting resulted in communication services being the most significant sector detractor from relative performance during the year. Luxembourg-based satellite operator SES SA was one of the Portfolio’s most significant detractors from relative performance; its shares slumped after U.S. regulators opted for a public auction of C-band spectrum instead of the private auction favored by spectrum owners like SES, as well as by telecommunications industry bidders who favored a quicker, private process. Our analysis suggests that SES’s current share price reflects little or no upside from spectrum monetization, which we believe is excessively punitive and leaves the core business trading at attractive valuations. We remain constructive on the stock given its strong balance sheet and healthy dividend yield, as well as our expectation of stabilization and renewed growth in SES’s core business over a long-term investment horizon. Elsewhere in the sector, Chinese wireless and fixed-line operators China Telecom Corp. Ltd. and China Mobile Ltd. both fell to their lowest stock price levels in more than a decade amid elevated 5G capital expenditures and continued security scrutiny of Chinese telecommunication services companies. We continue to believe the stocks offer undemanding valuations, attractive dividend yields and solid competitive positions in a secular growth market.

•

An underweighting and stock selection in the information technology sector and an overweighting and stock selection in the energy sector also detracted from relative performance. Within the energy sector, UK-based integrated energy producer BP plc notably detracted from relative performance. BP reported higher oil and gas production in 2019 and solid results

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from its energy trading business, but investors hoping for a dividend increase during the year were disappointed when the firm’s chief financial officer indicated that raising the dividend payout would be premature with leverage at current levels. BP has made solid progress selling assets to shore up its balance sheet, and we believe its financial position has the potential to be further strengthened by firm oil prices and rising production following years of investment.

•

From a regional standpoint, stock selection and an overweighting in Europe and stock selection and an underweighting in North America were the biggest detractors from relative performance. In Asia, relative weakness in China and Japan more than offset relative strength in Taiwan and India.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark.

Portfolio Positioning and Outlook — Templeton Investment Counsel, LLC

As investors, we can neither predict the future nor time the markets. However, we can observe the direction of travel and take prudent steps to prepare our portfolios for probable outcomes. Trends that appear extended, expensive and unsustainable are ones we will always seek to avoid, despite the challenges avoiding these trends has caused during this unusually prolonged market cycle. In today’s environment, this means acknowledging the inconsistencies and problems facing the global financial system and constructing high-quality, high-conviction portfolios to manage growing risks and capitalize on evolving opportunities. We have done this over the course of approximately the past 12–18 months by strengthening our investment team, optimizing our organizational structure, improving our technological capabilities, and developing new tools to understand and manage portfolio risks to become more nimble and responsive in a fluid environment. We have created a “reserve list” of desirable stocks that have been thoroughly analyzed, vetted and readied for portfolio inclusion as valuation opportunities arise. We have also broadened our opportunity set to diversify among types of value and economic exposures. While the Portfolio is now more diverse in terms of exposures, it is more concentrated in terms of impact. By holding a fewer number of high-conviction investments across a wider range of value types, we aim to ensure that our best ideas are fully expressed and positioned to meaningfully impact portfolios.

Sector Weightings as of December 31, 2019	% of Net Assets
Financials	15.1%
Health Care	14.0
Information Technology	9.3
Communication Services	8.8
Consumer Staples	8.6
Industrials	8.2
Consumer Discretionary	6.4
Energy	6.1
Investment Company	3.2
Utilities	3.1
Materials	2.8
Real Estate	2.5
Repurchase Agreements	1.0
Cash and Other	10.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

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Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,078.80	$5.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	1,078.90	5.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class K
Actual	1,000.00	1,079.60	4.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (8.8%)
Diversified Telecommunication Services (3.3%)
AT&T, Inc.	40,914	$1,598,919
BT Group plc	80,686	205,673
Cellnex Telecom SA (m)	2,520	108,460
CenturyLink, Inc.	5,476	72,338
China Telecom Corp. Ltd. (ADR)	63,100	2,599,089
Deutsche Telekom AG (Registered)	134,385	2,196,277
Elisa OYJ	1,366	75,463
HKT Trust & HKT Ltd.	36,414	51,310
Iliad SA (x)	251	32,533
Koninklijke KPN NV	34,315	101,270
Nippon Telegraph & Telephone Corp.	12,312	312,403
Orange SA	19,164	282,031
PCCW Ltd.	41,000	24,256
Proximus SADP	1,461	41,822
Singapore Telecommunications Ltd.	2,395,650	6,002,707
Spark New Zealand Ltd.	18,072	52,679
Swisscom AG (Registered)	249	131,884
Telecom Italia SpA (Aquis Stock Exchange)	57,901	35,448
Telecom Italia SpA (Turquoise Stock Exchange)*	87,622	54,686
Telefonica Deutschland Holding AG	8,444	24,475
Telefonica SA	430,890	3,009,692
Telenor ASA	6,928	124,248
Telia Co. AB	26,283	112,946
Telstra Corp. Ltd.	39,985	99,331
TPG Telecom Ltd. (x)	3,744	17,630
United Internet AG (Registered)	1,181	38,788
Verizon Communications, Inc.	94,492	5,801,809

		23,208,167

Entertainment (0.5%)
Activision Blizzard, Inc.	4,356	258,834
Electronic Arts, Inc.*	1,644	176,746
Konami Holdings Corp.	900	37,150
Live Nation Entertainment, Inc.*	789	56,390
Netflix, Inc.*	2,457	795,011
Nexon Co. Ltd.*	4,800	64,056
Nintendo Co. Ltd.	1,000	404,675
Square Enix Holdings Co. Ltd.	900	44,977
Take-Two Interactive Software, Inc.*	612	74,927
Toho Co. Ltd.	1,100	46,013
Ubisoft Entertainment SA*	853	58,920
Vivendi SA	8,203	237,578
Walt Disney Co. (The)	10,095	1,460,040

		3,715,317

Interactive Media & Services (1.3%)
Alphabet, Inc., Class A*	1,678	2,247,496
Alphabet, Inc., Class C*	1,674	2,238,172
Auto Trader Group plc (m)	8,898	70,081
Baidu, Inc. (ADR)*	14,100	1,782,240
Facebook, Inc., Class A*	13,478	2,766,360
Kakaku.com, Inc.	1,400	35,987
LINE Corp.*	600	29,543
REA Group Ltd. (x)	506	36,787
Twitter, Inc.*	4,312	138,200
Z Holdings Corp.	25,500	108,191

		9,453,057

Media (1.7%)
Altice Europe NV, Class A*	6,482	41,793
Charter Communications, Inc., Class A*	878	425,900
Comcast Corp., Class A	101,745	4,575,473
CyberAgent, Inc. (x)	1,000	35,111
Dentsu Group, Inc.	2,061	71,605
Discovery, Inc., Class A (x)*	915	29,957
Discovery, Inc., Class C*	1,902	57,992
DISH Network Corp., Class A*	1,395	49,481
Eutelsat Communications SA	1,742	28,313
Fox Corp., Class A	1,911	70,841
Fox Corp., Class B	925	33,670
Hakuhodo DY Holdings, Inc.	2,300	37,425
Informa plc	12,024	136,494
Interpublic Group of Cos., Inc. (The)	2,144	49,526
ITV plc	34,800	69,605
JCDecaux SA (x)	678	20,899
News Corp., Class A	1,963	27,757
News Corp., Class B	714	10,360
Omnicom Group, Inc.	1,213	98,277
Pearson plc	7,512	63,384
Publicis Groupe SA	2,130	96,429
Schibsted ASA, Class B	925	26,530
SES SA (FDR)	406,483	5,699,400
Singapore Press Holdings Ltd.	15,500	25,124
Telenet Group Holding NV	456	20,491
ViacomCBS, Inc.	2,960	124,231
WPP plc	12,122	171,246

		12,097,314

Wireless Telecommunication Services (2.0%)
Bharti Airtel Ltd.*	376,570	2,404,666
China Mobile Ltd.	424,500	3,568,234
KDDI Corp.	17,000	508,959
Millicom International Cellular SA (SDR) (x)	986	47,224
NTT DOCOMO, Inc.	12,800	357,889
Softbank Corp.	16,100	216,262
SoftBank Group Corp.	15,100	660,951
Tele2 AB, Class B	4,797	69,576
T-Mobile US, Inc.*	1,764	138,333
Vodafone Group plc	3,123,061	6,071,177

		14,043,271

Total Communication Services		62,517,126

Consumer Discretionary (6.4%)
Auto Components (0.2%)
Aisin Seiki Co. Ltd.	1,600	59,933
Aptiv plc	1,429	135,712
BorgWarner, Inc.	1,109	48,108
Bridgestone Corp. (x)	5,500	206,019
Cie Generale des Etablissements Michelin SCA	1,642	200,944

See Notes to Financial Statements.

140

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EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Continental AG	1,057	$136,657
Denso Corp.	4,200	191,958
Faurecia SE	729	39,275
Koito Manufacturing Co. Ltd.	1,000	46,938
NGK Spark Plug Co. Ltd.	1,500	29,460
Nokian Renkaat OYJ	1,201	34,528
Pirelli & C SpA (m)	3,842	22,151
Stanley Electric Co. Ltd.	1,300	38,047
Sumitomo Electric Industries Ltd.	7,200	109,469
Sumitomo Rubber Industries Ltd.	1,600	19,688
Toyoda Gosei Co. Ltd.	600	15,158
Toyota Industries Corp.	1,400	81,561
Valeo SA	2,315	81,563
Yokohama Rubber Co. Ltd. (The)	1,100	21,574

		1,518,743

Automobiles (0.7%)
Bayerische Motoren Werke AG	3,180	260,891
Bayerische Motoren Werke AG (Preference) (q)	528	32,604
Daimler AG (Registered)	8,735	483,730
Ferrari NV	1,158	192,112
Fiat Chrysler Automobiles NV	10,426	154,302
Ford Motor Co.	21,862	203,317
General Motors Co.	7,009	256,529
Harley-Davidson, Inc.	864	32,132
Honda Motor Co. Ltd.	15,700	447,787
Isuzu Motors Ltd.	5,300	63,363
Mazda Motor Corp.	5,720	49,380
Mitsubishi Motors Corp.	6,400	26,977
Nissan Motor Co. Ltd.	22,300	130,551
Peugeot SA	5,649	134,967
Porsche Automobil Holding SE (Preference) (q)	1,471	109,957
Renault SA (x)	1,846	87,340
Subaru Corp.	5,900	147,344
Suzuki Motor Corp.	3,500	147,112
Toyota Motor Corp.	21,898	1,554,656
Volkswagen AG	326	63,353
Volkswagen AG (Preference) (q)	1,783	352,478
Yamaha Motor Co. Ltd.	2,800	56,771

		4,987,653

Distributors (0.0%)
Genuine Parts Co.	802	85,197
Jardine Cycle & Carriage Ltd.	955	21,373
LKQ Corp.*	1,702	60,761

		167,331

Diversified Consumer Services (0.0%)
Benesse Holdings, Inc.	700	18,515
H&R Block, Inc.	1,033	24,255

		42,770

Hotels, Restaurants & Leisure (0.7%)
Accor SA	1,686	78,957
Aristocrat Leisure Ltd.	5,520	130,426
Carnival Corp.	2,222	112,944
Carnival plc	1,537	74,189
Chipotle Mexican Grill, Inc.*	142	118,870
Compass Group plc	15,238	381,482
Crown Resorts Ltd.	3,577	30,147
Darden Restaurants, Inc.	676	73,691
Flight Centre Travel Group Ltd.	534	16,511
Flutter Entertainment plc (x)	751	91,274
Galaxy Entertainment Group Ltd.	21,000	154,691
Genting Singapore Ltd.	58,042	39,703
GVC Holdings plc	5,590	65,471
Hilton Worldwide Holdings, Inc.	1,557	172,687
InterContinental Hotels Group plc	1,661	114,584
Las Vegas Sands Corp.	1,889	130,416
Marriott International, Inc., Class A	1,525	230,931
McDonald’s Corp.	4,213	832,531
McDonald’s Holdings Co. Japan Ltd. (x)	673	32,456
Melco Resorts & Entertainment Ltd. (ADR)	2,082	50,322
MGM Resorts International	2,909	96,782
Norwegian Cruise Line Holdings Ltd.*	1,156	67,522
Oriental Land Co. Ltd.	1,900	260,200
Royal Caribbean Cruises Ltd.	959	128,036
Sands China Ltd.	23,196	123,983
SJM Holdings Ltd.	18,000	20,489
Sodexo SA	850	100,731
Starbucks Corp.	6,614	581,503
Tabcorp Holdings Ltd.	19,330	61,449
TUI AG	4,235	53,505
Whitbread plc	1,284	82,420
Wynn Macau Ltd.	14,800	36,467
Wynn Resorts Ltd.	524	72,768
Yum! Brands, Inc.	1,697	170,939

		4,789,077

Household Durables (1.1%)
Barratt Developments plc	9,780	96,719
Berkeley Group Holdings plc	1,147	73,824
Casio Computer Co. Ltd.	1,900	38,313
DR Horton, Inc.	1,877	99,012
Electrolux AB	2,269	55,693
Garmin Ltd.	796	77,658
Husqvarna AB, Class B	3,909	31,309
Iida Group Holdings Co. Ltd.	1,400	24,726
Leggett & Platt, Inc.	792	40,257
Lennar Corp., Class A	1,581	88,204
Mohawk Industries, Inc.*	324	44,187
Newell Brands, Inc.	2,151	41,342
Nikon Corp.	3,100	38,345
NVR, Inc.*	20	76,168
Panasonic Corp.	631,200	5,980,585
Persimmon plc	3,060	109,236
PulteGroup, Inc.	1,438	55,794
Rinnai Corp.	300	23,607
SEB SA	217	32,227
Sekisui Chemical Co. Ltd.	3,500	61,332
Sekisui House Ltd.	6,000	128,857
Sharp Corp.	1,900	29,465
Sony Corp.	12,200	830,999
Taylor Wimpey plc	31,505	80,709
Whirlpool Corp.	354	52,226

		8,210,794

See Notes to Financial Statements.

141

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EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Internet & Direct Marketing Retail (0.8%)
Amazon.com, Inc.*	2,333	$4,311,011
Booking Holdings, Inc.*	234	480,573
Delivery Hero SE (m)*	1,003	79,385
eBay, Inc.	4,274	154,334
Expedia Group, Inc.	780	84,349
Mercari, Inc.*	700	14,399
Ocado Group plc*	4,572	77,457
Prosus NV*	4,682	349,402
Rakuten, Inc.	8,300	71,423
Zalando SE (m)*	1,184	60,003
ZOZO, Inc.	1,000	19,208

		5,701,544

Leisure Products (0.6%)
Bandai Namco Holdings, Inc.	1,900	115,953
Hasbro, Inc.	708	74,772
Mattel, Inc. (x)*	261,000	3,536,550
Sankyo Co. Ltd.	400	13,345
Sega Sammy Holdings, Inc.	1,800	26,224
Shimano, Inc.	700	114,482
Yamaha Corp.	1,400	78,340

		3,959,666

Multiline Retail (0.2%)
Dollar General Corp.	1,434	223,675
Dollar Tree, Inc.*	1,320	124,146
Harvey Norman Holdings Ltd. (x)	5,114	14,606
Isetan Mitsukoshi Holdings Ltd.	3,200	28,980
J Front Retailing Co. Ltd.	2,200	30,979
Kohl’s Corp.	831	42,340
Macy’s, Inc. (x)	1,572	26,724
Marks & Spencer Group plc	18,732	52,975
Marui Group Co. Ltd.	1,800	44,199
Next plc	1,280	118,989
Nordstrom, Inc.	623	25,499
Pan Pacific International Holdings Corp.	4,400	73,337
Ryohin Keikaku Co. Ltd.	2,300	54,105
Target Corp.	2,815	360,911
Wesfarmers Ltd.	10,891	316,410

		1,537,875

Specialty Retail (1.4%)
ABC-Mart, Inc.	300	20,542
Advance Auto Parts, Inc.	380	60,861
AutoZone, Inc.*	133	158,444
Best Buy Co., Inc.	1,292	113,438
CarMax, Inc.*	931	81,621
Dufry AG (Registered)*	363	36,015
Fast Retailing Co. Ltd. (x)	600	358,934
Gap, Inc. (The)	1,032	18,246
Hennes & Mauritz AB, Class B	7,717	156,938
Hikari Tsushin, Inc.	200	50,490
Home Depot, Inc. (The)	6,109	1,334,083
Industria de Diseno Textil SA	10,478	369,637
JD Sports Fashion plc	4,207	46,665
Kingfisher plc	1,785,022	5,130,835
L Brands, Inc.	1,140	20,657
Lowe’s Cos., Inc.	4,305	515,567
Nitori Holdings Co. Ltd.	700	110,970
O’Reilly Automotive, Inc.*	427	187,137
Ross Stores, Inc.	2,034	236,798
Shimamura Co. Ltd.	200	15,315
Tiffany & Co.	606	80,992
TJX Cos., Inc. (The)	6,818	416,307
Tractor Supply Co.	653	61,016
Ulta Beauty, Inc.*	324	82,017
USS Co. Ltd.	2,100	39,930
Yamada Denki Co. Ltd.	6,000	31,918

		9,735,373

Textiles, Apparel & Luxury Goods (0.7%)
adidas AG	1,733	563,344
Burberry Group plc	3,952	115,428
Capri Holdings Ltd.*	774	29,528
Cie Financiere Richemont SA (Registered)	5,014	394,053
EssilorLuxottica SA (Borsa Italiana Stock Exchange)	875	132,795
EssilorLuxottica SA (Turquoise Stock Exchange)	1,848	281,500
Hanesbrands, Inc. (x)	2,089	31,022
Hermes International	304	227,172
Kering SA	728	477,873
LVMH Moet Hennessy Louis Vuitton SE	2,670	1,240,504
Moncler SpA	1,734	77,937
NIKE, Inc., Class B	6,983	707,448
Pandora A/S	961	41,805
Puma SE	830	63,635
PVH Corp.	414	43,532
Ralph Lauren Corp.	278	32,587
Swatch Group AG (The) (x)	278	77,557
Swatch Group AG (The) (Registered)	505	26,690
Tapestry, Inc.	1,446	38,999
Under Armour, Inc., Class A (x)*	1,090	23,544
Under Armour, Inc., Class C*	1,073	20,580
VF Corp.	1,821	181,481
Yue Yuen Industrial Holdings Ltd.	7,000	20,661

		4,849,675

Total Consumer Discretionary		45,500,501

Consumer Staples (8.6%)
Beverages (1.8%)
Anheuser-Busch InBev SA/NV	7,319	596,929
Asahi Group Holdings Ltd.	3,500	160,513
Brown-Forman Corp., Class B	1,065	71,994
Budweiser Brewing Co. APAC Ltd. (m)*	12,000	40,501
Carlsberg A/S, Class B	1,028	153,355
Coca-Cola Amatil Ltd.	4,868	37,782
Coca-Cola Bottlers Japan, Inc. (x)	1,200	30,824
Coca-Cola Co. (The)	21,597	1,195,394
Coca-Cola European Partners plc	2,222	113,055
Coca-Cola HBC AG*	1,918	65,166
Constellation Brands, Inc., Class A	933	177,037
Davide Campari-Milano SpA	5,579	50,940
Diageo plc	22,722	963,272
Heineken Holding NV	1,107	107,285

See Notes to Financial Statements.

142

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EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Heineken NV	2,490	$265,115
Kirin Holdings Co. Ltd.	150,800	3,317,031
Molson Coors Brewing Co., Class B	1,048	56,487
Monster Beverage Corp.*	2,158	137,141
PepsiCo, Inc.	7,833	1,070,536
Pernod Ricard SA	2,040	364,750
Remy Cointreau SA	217	26,653
Suntory Beverage & Food Ltd.	83,700	3,501,141
Treasury Wine Estates Ltd.	6,914	78,795

		12,581,696

Food & Staples Retailing (3.3%)
Aeon Co. Ltd.	6,400	132,854
Carrefour SA	5,816	97,531
Casino Guichard Perrachon SA	521	24,370
Coles Group Ltd.	10,891	113,419
Colruyt SA	530	27,632
Costco Wholesale Corp.	2,474	727,158
Dairy Farm International Holdings Ltd.	3,700	21,127
FamilyMart Co. Ltd.	2,400	57,982
ICA Gruppen AB	806	37,622
J Sainsbury plc	16,999	51,766
Jeronimo Martins SGPS SA	2,418	39,775
Koninklijke Ahold Delhaize NV	11,370	284,344
Kroger Co. (The)	264,029	7,654,201
Lawson, Inc.	500	28,485
METRO AG	1,817	29,247
Seven & i Holdings Co. Ltd.	100,700	3,709,927
Sundrug Co. Ltd.	700	25,480
Sysco Corp.	2,863	244,901
Tesco plc	94,073	318,002
Tsuruha Holdings, Inc.	300	38,710
Walgreens Boots Alliance, Inc.	145,584	8,583,633
Walmart, Inc.	7,970	947,155
Welcia Holdings Co. Ltd.	500	31,982
Wm Morrison Supermarkets plc	23,055	61,016
Woolworths Group Ltd.	12,091	306,812

		23,595,131

Food Products (2.1%)
a2 Milk Co. Ltd. (x)*	7,062	71,407
Ajinomoto Co., Inc.	4,200	70,158
Archer-Daniels-Midland Co.	3,107	144,009
Associated British Foods plc	3,422	117,762
Barry Callebaut AG (Registered)	30	66,274
Calbee, Inc.	700	22,903
Campbell Soup Co.	888	43,885
Chocoladefabriken Lindt & Spruengli AG	10	77,650
Chocoladefabriken Lindt & Spruengli AG (Registered)	1	88,345
Conagra Brands, Inc.	2,813	96,317
Danone SA	5,931	491,642
General Mills, Inc.	3,367	180,337
Hershey Co. (The)	831	122,140
Hormel Foods Corp.	1,549	69,875
JM Smucker Co. (The)	611	63,623
Kellogg Co.	124,416	8,604,611
Kerry Group plc, Class A	1,526	190,171
Kikkoman Corp.	1,400	69,192
Kraft Heinz Co. (The)	3,467	111,395
Lamb Weston Holdings, Inc.	814	70,028
McCormick & Co., Inc. (Non-Voting)	711	120,678
Meiji Holdings Co. Ltd.	1,138	77,295
Mondelez International, Inc., Class A	8,045	443,119
Mowi ASA	4,222	109,742
Nestle SA (Registered)	28,586	3,094,897
NH Foods Ltd.	800	33,206
Nisshin Seifun Group, Inc.	1,915	33,592
Nissin Foods Holdings Co. Ltd.	600	44,839
Orkla ASA	7,215	73,109
Toyo Suisan Kaisha Ltd.	800	34,090
Tyson Foods, Inc., Class A	1,644	149,670
Vitasoy International Holdings Ltd.	6,000	21,752
WH Group Ltd. (m)	91,500	94,526
Wilmar International Ltd.	18,500	56,671
Yakult Honsha Co. Ltd.	1,200	66,596
Yamazaki Baking Co. Ltd.	1,200	21,525

		15,247,031

Household Products (0.5%)
Church & Dwight Co., Inc.	1,365	96,014
Clorox Co. (The)	701	107,631
Colgate-Palmolive Co.	4,786	329,468
Essity AB, Class B	5,826	187,724
Henkel AG & Co. KGaA	998	94,034
Henkel AG & Co. KGaA (Preference) (q)	1,711	176,953
Kimberly-Clark Corp.	1,920	264,096
Lion Corp.	2,200	43,026
Pigeon Corp. (x)	1,100	40,647
Procter & Gamble Co. (The)	13,961	1,743,729
Reckitt Benckiser Group plc	6,813	553,112
Unicharm Corp.	3,900	132,806

		3,769,240

Personal Products (0.5%)
Beiersdorf AG	968	115,801
Coty, Inc., Class A	1,433	16,121
Estee Lauder Cos., Inc. (The), Class A	1,256	259,414
Kao Corp.	4,600	382,081
Kobayashi Pharmaceutical Co. Ltd.	500	42,658
Kose Corp.	300	44,177
L’Oreal SA	2,427	718,705
Pola Orbis Holdings, Inc.	900	21,652
Shiseido Co. Ltd.	3,800	272,161
Unilever NV	14,096	810,022
Unilever plc	10,661	614,358

		3,297,150

Tobacco (0.4%)
Altria Group, Inc.	10,509	524,504
British American Tobacco plc	22,034	943,153
Imperial Brands plc	9,158	226,723
Japan Tobacco, Inc. (x)	11,500	257,455
Philip Morris International, Inc.	8,732	743,006

See Notes to Financial Statements.

143

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Swedish Match AB	1,632	$84,123

		2,778,964

Total Consumer Staples		61,269,212

Energy (6.1%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	3,541	90,756
Halliburton Co.	4,864	119,022
Helmerich & Payne, Inc.	559	25,395
National Oilwell Varco, Inc.	2,037	51,027
Schlumberger Ltd.	7,828	314,685
TechnipFMC plc	2,397	51,392
Tenaris SA	4,536	51,135
Worley Ltd. (x)	3,353	36,024

		739,436

Oil, Gas & Consumable Fuels (6.0%)
Aker BP ASA	1,038	34,051
Apache Corp.	235,407	6,024,065
BP plc	1,564,698	9,774,377
Cabot Oil & Gas Corp.	2,121	36,927
Caltex Australia Ltd.	2,399	57,155
Chevron Corp.	10,590	1,276,201
Cimarex Energy Co.	575	30,182
Concho Resources, Inc.	1,160	101,581
ConocoPhillips	6,123	398,179
Devon Energy Corp.	2,174	56,459
Diamondback Energy, Inc.	895	83,110
Eni SpA	194,522	3,021,132
EOG Resources, Inc.	3,294	275,905
Equinor ASA	9,621	192,326
Exxon Mobil Corp.	91,297	6,370,705
Galp Energia SGPS SA	4,815	80,475
Hess Corp.	1,444	96,474
HollyFrontier Corp.	830	42,089
Husky Energy, Inc.	175,500	1,408,271
Idemitsu Kosan Co. Ltd.	1,920	53,542
Inpex Corp.	9,800	102,505
JXTG Holdings, Inc.	30,394	139,277
Kinder Morgan, Inc.	10,860	229,906
Koninklijke Vopak NV	675	36,593
Lundin Petroleum AB	1,785	60,660
Marathon Oil Corp.	4,342	58,964
Marathon Petroleum Corp.	3,599	216,840
Neste OYJ	4,064	141,407
Noble Energy, Inc.	2,668	66,273
Occidental Petroleum Corp.	4,990	205,638
Oil Search Ltd.	13,182	67,066
OMV AG	1,415	79,487
ONEOK, Inc.	2,304	174,344
Origin Energy Ltd.	16,918	100,320
Phillips 66	2,462	274,291
Pioneer Natural Resources Co.	932	141,077
Repsol SA	13,822	215,973
Royal Dutch Shell plc, Class A	41,099	1,216,728
Royal Dutch Shell plc, Class B	268,784	7,973,321
Santos Ltd.	17,007	97,625
TOTAL SA	23,054	1,272,296
Valero Energy Corp.	2,312	216,519
Washington H Soul Pattinson & Co. Ltd. (x)	1,125	16,973
Williams Cos., Inc. (The)	6,761	160,371
Woodside Petroleum Ltd.	8,992	216,942

		42,894,602

Total Energy		43,634,038

Financials (15.1%)
Banks (10.8%)
ABN AMRO Bank NV (CVA) (m)	4,063	73,922
AIB Group plc	8,190	28,699
Aozora Bank Ltd.	1,100	29,268
Australia & New Zealand Banking Group Ltd.	27,228	470,612
Banco Bilbao Vizcaya Argentaria SA	64,049	357,997
Banco de Sabadell SA	54,867	64,006
Banco Santander SA	159,628	667,874
Bangkok Bank PCL	127,950	681,318
Bangkok Bank PCL (NVDR)	502,400	2,683,604
Bank Hapoalim BM	10,901	90,439
Bank Leumi Le-Israel BM	14,212	103,463
Bank of America Corp.	45,341	1,596,910
Bank of East Asia Ltd. (The)	12,400	27,689
Bank of Ireland Group plc (Aquis Stock Exchange)	51,800	282,270
Bank of Ireland Group plc (Turquoise Stock Exchange)	199,532	1,092,665
Bank of Kyoto Ltd. (The)	500	21,628
Bankia SA	12,002	25,613
Bankinter SA	6,476	47,449
Barclays plc	1,930,134	4,592,776
Bendigo & Adelaide Bank Ltd.	5,140	35,276
BNP Paribas SA	160,794	9,528,558
BOC Hong Kong Holdings Ltd.	35,500	123,234
CaixaBank SA	34,473	108,194
Chiba Bank Ltd. (The)	5,700	33,207
Citigroup, Inc.	101,209	8,085,587
Citizens Financial Group, Inc.	2,429	98,642
Comerica, Inc.	778	55,822
Commerzbank AG	9,624	59,557
Commonwealth Bank of Australia	17,004	953,411
Concordia Financial Group Ltd.	10,200	42,432
Credit Agricole SA	182,127	2,640,472
Danske Bank A/S	6,211	100,504
DBS Group Holdings Ltd.	17,300	332,893
DNB ASA	9,108	170,140
Erste Group Bank AG*	2,890	108,792
Fifth Third Bancorp	3,927	120,716
FinecoBank Banca Fineco SpA	5,849	70,135
First Republic Bank	938	110,168
Fukuoka Financial Group, Inc.	1,400	27,123
Hang Seng Bank Ltd.	7,300	150,828
HSBC Holdings plc (Hong Kong Stock Exchange)	229,685	1,793,608
HSBC Holdings plc (London Stock Exchange)	193,935	1,520,510
Huntington Bancshares, Inc.	5,774	87,072
ING Groep NV	684,737	8,209,127
Intesa Sanpaolo SpA	142,963	376,609
Israel Discount Bank Ltd., Class A	11,181	51,837

See Notes to Financial Statements.

144

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Japan Post Bank Co. Ltd.	3,900	$37,688
JPMorgan Chase & Co.	17,567	2,448,840
KB Financial Group, Inc. (ADR) (x)	68,695	2,841,912
KBC Group NV	2,398	180,380
KeyCorp	5,378	108,851
Lloyds Banking Group plc	673,498	557,572
M&T Bank Corp.	737	125,106
Mebuki Financial Group, Inc.	8,330	21,466
Mediobanca Banca di Credito Finanziario SpA	5,955	65,555
Mitsubishi UFJ Financial Group, Inc.	118,200	645,311
Mizrahi Tefahot Bank Ltd.	1,390	37,031
Mizuho Financial Group, Inc.	231,724	358,926
National Australia Bank Ltd.	27,693	478,649
Nordea Bank Abp (Aquis Stock Exchange)	445	3,614
Nordea Bank Abp (Turquoise Stock Exchange)	30,551	246,721
Oversea-Chinese Banking Corp. Ltd.	31,186	254,599
People’s United Financial, Inc.	2,611	44,126
PNC Financial Services Group, Inc. (The)‡	2,455	391,892
Raiffeisen Bank International AG	1,422	35,713
Regions Financial Corp.	5,311	91,137
Resona Holdings, Inc.	20,051	88,394
Royal Bank of Scotland Group plc	46,462	147,889
Seven Bank Ltd.	6,500	21,416
Shinsei Bank Ltd.	1,600	24,665
Shizuoka Bank Ltd. (The)	4,400	33,125
Skandinaviska Enskilda Banken AB, Class A	15,633	147,011
Societe Generale SA	7,720	268,575
Standard Chartered plc	593,497	5,600,505
Sumitomo Mitsui Financial Group, Inc.	132,027	4,906,585
Sumitomo Mitsui Trust Holdings, Inc.	3,186	127,170
SVB Financial Group*	299	75,061
Svenska Handelsbanken AB, Class A	14,755	158,950
Swedbank AB, Class A	8,699	129,514
Truist Financial Corp.	7,560	425,779
UniCredit SpA	19,308	281,984
United Overseas Bank Ltd.	12,207	239,702
US Bancorp	7,925	469,873
Wells Fargo & Co.	108,456	5,834,933
Westpac Banking Corp.	33,523	570,005
Zions Bancorp NA (x)	926	48,078

		76,506,959

Capital Markets (1.3%)
3i Group plc	9,347	135,944
Ameriprise Financial, Inc.	692	115,273
Amundi SA (m)	581	45,554
ASX Ltd.	1,860	102,345
Bank of New York Mellon Corp. (The)	4,698	236,450
BGP Holdings plc (r)*	177,813	—
BlackRock, Inc.‡	656	329,771
Cboe Global Markets, Inc.	604	72,480
Charles Schwab Corp. (The)	6,400	304,384
CME Group, Inc.	2,020	405,454
Credit Suisse Group AG (Registered)*	24,552	332,459
Daiwa Securities Group, Inc.	14,700	74,816
Deutsche Bank AG (Registered)	18,860	146,331
Deutsche Boerse AG	1,825	286,901
E*TRADE Financial Corp.	1,262	57,257
Franklin Resources, Inc.	1,574	40,893
Goldman Sachs Group, Inc. (The)	1,785	410,425
Hargreaves Lansdown plc	2,734	70,075
Hong Kong Exchanges & Clearing Ltd.	11,573	375,752
Intercontinental Exchange, Inc.	3,126	289,311
Invesco Ltd.	2,110	37,938
Japan Exchange Group, Inc.	4,900	87,037
Julius Baer Group Ltd.*	2,150	110,921
London Stock Exchange Group plc	3,024	310,433
Macquarie Group Ltd.	3,106	300,463
Magellan Financial Group Ltd.	1,245	49,756
MarketAxess Holdings, Inc.	219	83,025
Moody’s Corp.	908	215,568
Morgan Stanley	6,890	352,217
MSCI, Inc.	472	121,861
Nasdaq, Inc.	621	66,509
Natixis SA	9,086	40,339
Nomura Holdings, Inc.	31,900	165,408
Northern Trust Corp.	1,199	127,382
Partners Group Holding AG	180	165,047
Raymond James Financial, Inc.	723	64,680
S&P Global, Inc.	1,374	375,171
SBI Holdings, Inc.	2,250	47,938
Schroders plc	1,194	52,730
Singapore Exchange Ltd.	7,600	50,066
St James’s Place plc	5,110	78,822
Standard Life Aberdeen plc	23,048	100,167
State Street Corp.	2,022	159,940
T. Rowe Price Group, Inc.	1,314	160,098
UBS Group AG (Registered)*	177,047	2,236,412

		9,391,803

Consumer Finance (0.3%)
Acom Co. Ltd.	4,400	20,126
AEON Financial Service Co. Ltd.	1,100	17,484
American Express Co.	3,758	467,834
Capital One Financial Corp.	9,211	947,904
Credit Saison Co. Ltd.	1,600	27,993
Discover Financial Services	1,721	145,975
Synchrony Financial	3,284	118,257

		1,745,573

Diversified Financial Services (0.5%)
AMP Ltd. (x)	29,903	40,185
Berkshire Hathaway, Inc., Class B*	10,958	2,481,987
Challenger Ltd.	5,683	32,263
Eurazeo SE	397	27,164
EXOR NV	1,042	80,742
Groupe Bruxelles Lambert SA	775	81,681

See Notes to Financial Statements.

145

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EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Industrivarden AB, Class C	1,680	$40,519
Investor AB, Class B	4,375	238,780
Kinnevik AB, Class B	2,324	56,820
L E Lundbergforetagen AB, Class B	705	30,936
M&G plc*	24,588	77,254
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,500	22,742
ORIX Corp.	12,700	211,676
Pargesa Holding SA	364	30,258
Rolls-Royce International Ltd. (Preference) (q)(r)*	789,406	1,046
Tokyo Century Corp.	400	21,536
Wendel SA	260	34,560

		3,510,149

Insurance (2.2%)
Admiral Group plc	1,817	55,573
Aegon NV	317,661	1,449,155
Aflac, Inc.	4,130	218,477
Ageas	1,715	101,341
AIA Group Ltd.	116,200	1,219,814
Allianz SE (Registered)	4,077	998,780
Allstate Corp. (The)	1,795	201,848
American International Group, Inc.	4,853	249,104
Aon plc	1,316	274,110
Arthur J Gallagher & Co.	1,074	102,277
Assicurazioni Generali SpA	10,555	217,788
Assurant, Inc.	341	44,698
Aviva plc	37,625	208,672
AXA SA‡	19,512	549,573
Baloise Holding AG (Registered)	469	84,806
China Life Insurance Co. Ltd., Class H	1,089,000	3,025,660
Chubb Ltd.	2,542	395,688
Cincinnati Financial Corp.	837	88,010
CNP Assurances	1,649	32,795
Dai-ichi Life Holdings, Inc.	10,400	173,868
Direct Line Insurance Group plc	13,208	54,673
Everest Re Group Ltd.	227	62,843
Gjensidige Forsikring ASA	1,810	37,986
Globe Life, Inc.	535	56,309
Hannover Rueck SE	579	111,903
Hartford Financial Services Group, Inc. (The)	2,018	122,634
Insurance Australia Group Ltd.	22,199	119,329
Japan Post Holdings Co. Ltd.	15,100	142,585
Japan Post Insurance Co. Ltd.	2,200	37,701
Legal & General Group plc	57,293	229,948
Lincoln National Corp.	1,096	64,675
Loews Corp.	1,382	72,541
Mapfre SA	10,353	27,407
Marsh & McLennan Cos., Inc.	2,824	314,622
Medibank Pvt Ltd.	26,454	58,662
MetLife, Inc.	4,353	221,872
MS&AD Insurance Group Holdings, Inc.	4,511	149,917
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	1,386	408,880
NN Group NV	2,939	111,494
Poste Italiane SpA (m)	5,018	56,962
Principal Financial Group, Inc.	1,502	82,610
Progressive Corp. (The)	3,261	236,064
Prudential Financial, Inc.	2,243	210,259
Prudential plc	24,973	479,318
QBE Insurance Group Ltd.	12,628	114,139
RSA Insurance Group plc	9,908	74,230
Sampo OYJ, Class A	4,258	185,842
SCOR SE	1,523	63,926
Sompo Holdings, Inc.	3,285	130,003
Sony Financial Holdings, Inc.	1,500	36,280
Suncorp Group Ltd.	12,111	110,146
Swiss Life Holding AG (Registered)	323	162,134
Swiss Re AG	2,830	317,856
T&D Holdings, Inc.	5,300	68,046
Tokio Marine Holdings, Inc.	6,100	343,527
Travelers Cos., Inc. (The)	1,453	198,988
Tryg A/S	1,161	34,419
Unum Group	1,151	33,563
Willis Towers Watson plc	720	145,397
WR Berkley Corp.	778	53,760
Zurich Insurance Group AG	1,437	589,618

		15,825,105

Total Financials		106,979,589

Health Care (14.0%)
Biotechnology (1.7%)
AbbVie, Inc.	8,298	734,705
Alexion Pharmaceuticals, Inc.*	1,251	135,296
Amgen, Inc.	3,326	801,799
BeiGene Ltd. (ADR)*	341	56,524
Biogen, Inc.*	1,011	299,994
CSL Ltd.	4,354	842,562
Galapagos NV*	417	87,235
Genmab A/S*	632	140,548
Gilead Sciences, Inc.	130,333	8,469,038
Grifols SA	2,865	101,006
Incyte Corp.*	1,033	90,202
PeptiDream, Inc.*	900	46,385
Regeneron Pharmaceuticals, Inc.*	446	167,464
Vertex Pharmaceuticals, Inc.*	1,455	318,572

		12,291,330

Health Care Equipment & Supplies (1.1%)
Abbott Laboratories	9,911	860,869
ABIOMED, Inc.*	257	43,842
Alcon, Inc.*	3,990	225,927
Align Technology, Inc.*	405	113,011
Asahi Intecc Co. Ltd.	1,900	55,957
Baxter International, Inc.	2,848	238,150
Becton Dickinson and Co.	1,523	414,210
BioMerieux	398	35,425
Boston Scientific Corp.*	7,871	355,927
Carl Zeiss Meditec AG	405	51,653
Cochlear Ltd.	555	87,526
Coloplast A/S, Class B	1,141	141,541
Cooper Cos., Inc. (The)	287	92,210
Danaher Corp.	3,592	551,300
Demant A/S*	1,060	33,382
Dentsply Sirona, Inc.	1,265	71,586

See Notes to Financial Statements.

146

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EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Edwards Lifesciences Corp.*	1,179	$275,049
Fisher & Paykel Healthcare Corp. Ltd.	5,513	82,392
Hologic, Inc.*	1,543	80,560
Hoya Corp.	3,700	355,851
IDEXX Laboratories, Inc.*	480	125,342
Intuitive Surgical, Inc.*	651	384,839
Koninklijke Philips NV	8,696	424,507
Medtronic plc	7,523	853,484
Olympus Corp.	11,200	174,100
ResMed, Inc.	801	124,131
Sartorius AG (Preference) (q)	342	73,195
Siemens Healthineers AG (m)	1,486	71,374
Smith & Nephew plc	8,401	203,920
Sonova Holding AG (Registered)	533	121,987
STERIS plc	475	72,400
Straumann Holding AG (Registered)	99	97,220
Stryker Corp.	1,812	380,411
Sysmex Corp.	1,600	109,690
Teleflex, Inc.	268	100,886
Terumo Corp.	6,200	221,683
Varian Medical Systems, Inc.*	489	69,443
Zimmer Biomet Holdings, Inc.	1,145	171,384

		7,946,364

Health Care Providers & Services (1.0%)
Alfresa Holdings Corp.	1,900	38,960
AmerisourceBergen Corp.	848	72,097
Anthem, Inc.	1,412	426,466
Cardinal Health, Inc.	44,755	2,263,708
Centene Corp.*	2,307	145,041
Cigna Corp.	2,083	425,953
CVS Health Corp.	7,316	543,506
DaVita, Inc.*	504	37,815
Fresenius Medical Care AG & Co. KGaA	2,046	151,378
Fresenius SE & Co. KGaA	4,014	225,936
HCA Healthcare, Inc.	1,484	219,350
Henry Schein, Inc.*	790	52,709
Humana, Inc.	754	276,356
Laboratory Corp. of America Holdings*	545	92,198
McKesson Corp.	998	138,043
Medipal Holdings Corp.	1,800	39,974
NMC Health plc	942	22,048
Quest Diagnostics, Inc.	776	82,869
Ramsay Health Care Ltd.	1,448	73,700
Ryman Healthcare Ltd.	3,842	42,236
Sonic Healthcare Ltd.	4,326	87,278
Suzuken Co. Ltd.	660	27,122
UnitedHealth Group, Inc.	5,306	1,559,858
Universal Health Services, Inc., Class B	445	63,840
WellCare Health Plans, Inc.*	290	95,761

		7,204,202

Health Care Technology (0.0%)
Cerner Corp.	1,759	129,093
M3, Inc.	4,300	130,795

		259,888

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	1,721	146,818
Eurofins Scientific SE (x)	113	62,641
Illumina, Inc.*	820	272,027
IQVIA Holdings, Inc.*	1,016	156,982
Lonza Group AG (Registered)*	715	260,940
Mettler-Toledo International, Inc.*	137	108,679
PerkinElmer, Inc.	596	57,872
QIAGEN NV*	2,180	74,484
Sartorius Stedim Biotech	266	44,070
Thermo Fisher Scientific, Inc.	2,248	730,308
Waters Corp.*	352	82,245

		1,997,066

Pharmaceuticals (9.9%)
Allergan plc	55,667	10,641,861
Astellas Pharma, Inc.	18,100	311,509
AstraZeneca plc	12,601	1,269,706
Bayer AG (Registered)	98,236	8,023,030
Bristol-Myers Squibb Co.	13,149	844,034
Chugai Pharmaceutical Co. Ltd.	2,200	204,096
Daiichi Sankyo Co. Ltd.	5,400	359,221
Eisai Co. Ltd.	2,400	181,212
Eli Lilly & Co.	4,739	622,847
GlaxoSmithKline plc	47,918	1,129,170
H Lundbeck A/S	649	24,784
Hisamitsu Pharmaceutical Co., Inc.	500	24,619
Ipsen SA	363	32,167
Johnson & Johnson	14,753	2,152,020
Kyowa Kirin Co. Ltd.	2,300	54,465
Merck & Co., Inc.	14,233	1,294,491
Merck KGaA	32,421	3,831,225
Mitsubishi Tanabe Pharma Corp.	2,200	40,657
Mylan NV*	2,915	58,592
Nippon Shinyaku Co. Ltd.	400	34,863
Novartis AG (Registered)	67,660	6,424,834
Novo Nordisk A/S, Class B	16,997	986,496
Ono Pharmaceutical Co. Ltd.	3,700	85,200
Orion OYJ, Class B	1,003	46,431
Otsuka Holdings Co. Ltd.	3,800	170,774
Perrigo Co. plc	744	38,435
Pfizer, Inc.	30,995	1,214,384
Recordati SpA	1,004	42,311
Roche Holding AG	30,404	9,864,493
Sanofi	86,859	8,731,653
Santen Pharmaceutical Co. Ltd.	3,500	67,194
Shionogi & Co. Ltd.	2,600	161,927
Sumitomo Dainippon Pharma Co. Ltd.	1,500	29,405
Taisho Pharmaceutical Holdings Co. Ltd.	300	22,392
Takeda Pharmaceutical Co. Ltd.	208,102	8,296,883
Teva Pharmaceutical Industries Ltd. (ADR)*	218,447	2,140,781
UCB SA	1,214	96,548
Vifor Pharma AG	437	79,765
Zoetis, Inc.	2,664	352,580

		69,987,055

Total Health Care		99,685,905

See Notes to Financial Statements.

147

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EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Industrials (8.2%)
Aerospace & Defense (0.8%)
Airbus SE	5,606	$820,491
Arconic, Inc.	2,144	65,971
BAE Systems plc	30,775	230,238
Boeing Co. (The)	2,996	975,977
Dassault Aviation SA	25	32,810
Elbit Systems Ltd.	227	35,339
General Dynamics Corp.	1,330	234,545
Huntington Ingalls Industries, Inc.	241	60,462
L3Harris Technologies, Inc.	1,223	241,995
Leonardo SpA	3,887	45,563
Lockheed Martin Corp.	1,398	544,353
Meggitt plc	7,463	64,928
MTU Aero Engines AG	499	142,507
Northrop Grumman Corp.	878	302,006
Raytheon Co.	1,554	341,476
Rolls-Royce Holdings plc*	16,599	150,215
Safran SA	3,144	485,440
Singapore Technologies Engineering Ltd.	15,000	43,942
Textron, Inc.	1,213	54,100
Thales SA	1,024	106,270
TransDigm Group, Inc.	277	155,120
United Technologies Corp.	4,555	682,157

		5,815,905

Air Freight & Logistics (0.7%)
Bollore SA	8,577	37,425
CH Robinson Worldwide, Inc.	772	60,370
Deutsche Post AG (Registered)	9,502	362,492
DSV Panalpina A/S	2,088	240,649
Expeditors International of Washington, Inc.	987	77,006
FedEx Corp.	1,339	202,470
SG Holdings Co. Ltd.	1,400	31,697
United Parcel Service, Inc., Class B	34,843	4,078,721
Yamato Holdings Co. Ltd.	3,100	53,267

		5,144,097

Airlines (0.1%)
Alaska Air Group, Inc.	682	46,206
American Airlines Group, Inc.	2,137	61,289
ANA Holdings, Inc.	1,100	36,871
Delta Air Lines, Inc.	3,228	188,773
Deutsche Lufthansa AG (Registered)	2,282	42,005
easyJet plc	1,526	28,794
Japan Airlines Co. Ltd.	1,130	35,328
Qantas Airways Ltd.	7,017	35,011
Singapore Airlines Ltd.	5,100	34,279
Southwest Airlines Co.	2,617	141,266
United Airlines Holdings, Inc.*	1,231	108,439

		758,261

Building Products (0.6%)
AGC, Inc.	1,800	65,105
Allegion plc	500	62,270
AO Smith Corp.	722	34,396
Assa Abloy AB, Class B	9,628	225,118
Cie de Saint-Gobain	75,806	3,103,653
Daikin Industries Ltd.	2,400	341,264
Fortune Brands Home & Security, Inc.	780	50,965
Geberit AG (Registered)	356	199,813
Johnson Controls International plc	4,321	175,908
Kingspan Group plc	1,476	90,149
LIXIL Group Corp.	2,600	45,202
Masco Corp.	1,586	76,112
TOTO Ltd.	1,400	59,785

		4,529,740

Commercial Services & Supplies (0.2%)
Brambles Ltd.	15,199	125,004
Cintas Corp.	474	127,544
Copart, Inc.*	1,169	106,309
Dai Nippon Printing Co. Ltd.	2,300	62,657
Edenred	2,336	120,796
G4S plc	15,107	43,623
ISS A/S	1,516	36,376
Park24 Co. Ltd. (x)	1,100	27,020
Rentokil Initial plc	17,764	106,592
Republic Services, Inc.	1,181	105,853
Rollins, Inc.	764	25,334
Secom Co. Ltd.	2,000	179,964
Securitas AB, Class B	3,008	51,850
Sohgo Security Services Co. Ltd.	700	38,139
Toppan Printing Co. Ltd.	2,500	52,023
Waste Management, Inc.	2,177	248,091

		1,457,175

Construction & Engineering (0.2%)
ACS Actividades de Construccion y Servicios SA	2,515	100,571
Bouygues SA	2,143	91,056
CIMIC Group Ltd.	913	21,233
Eiffage SA	753	86,153
Ferrovial SA	4,722	142,851
HOCHTIEF AG	249	31,757
Jacobs Engineering Group, Inc.	788	70,786
JGC Holdings Corp.	2,200	35,535
Kajima Corp.	4,300	57,700
Obayashi Corp.	6,200	69,444
Quanta Services, Inc.	781	31,795
Shimizu Corp.	5,700	58,545
Skanska AB, Class B	3,267	73,841
Taisei Corp.	2,000	83,659
Vinci SA	4,906	544,803

		1,499,729

Electrical Equipment (0.4%)
ABB Ltd. (Registered)	17,703	427,484
AMETEK, Inc.	1,274	127,069
Eaton Corp. plc	2,295	217,382
Emerson Electric Co.	3,431	261,648
Fuji Electric Co. Ltd.	1,200	36,943
Legrand SA	2,563	208,834
Melrose Industries plc	46,667	148,418
Mitsubishi Electric Corp.	17,500	241,349
Nidec Corp.	2,100	290,005
Prysmian SpA	2,471	59,564

See Notes to Financial Statements.

148

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Rockwell Automation, Inc.	653	$132,344
Schneider Electric SE	5,311	545,097
Siemens Gamesa Renewable Energy SA (x)	2,250	39,460
Vestas Wind Systems A/S	1,815	183,411

		2,919,008

Industrial Conglomerates (2.4%)
3M Co.	3,236	570,895
CK Hutchison Holdings Ltd.	755,924	7,207,776
DCC plc	951	82,434
General Electric Co.	49,084	547,778
Honeywell International, Inc.	3,988	705,876
Jardine Matheson Holdings Ltd.	2,100	114,660
Jardine Strategic Holdings Ltd.	2,100	63,525
Keihan Holdings Co. Ltd.	899	43,852
Keppel Corp. Ltd.	14,000	70,471
NWS Holdings Ltd.	15,730	22,044
Roper Technologies, Inc.	580	205,453
Sembcorp Industries Ltd.	9,800	16,686
Siemens AG (Registered)	53,423	6,983,610
Smiths Group plc	3,805	85,027
Toshiba Corp.	4,800	163,674

		16,883,761

Machinery (0.9%)
Alfa Laval AB	3,022	76,112
Alstom SA	1,831	86,733
Amada Holdings Co. Ltd.	3,200	36,814
ANDRITZ AG	706	30,410
Atlas Copco AB, Class A	6,450	257,274
Atlas Copco AB, Class B	3,748	130,131
Caterpillar, Inc.	3,095	457,070
CNH Industrial NV	9,732	106,871
Cummins, Inc.	855	153,011
Daifuku Co. Ltd.	1,000	61,295
Deere & Co.	1,756	304,245
Dover Corp.	838	96,588
Epiroc AB, Class A	6,330	77,280
Epiroc AB, Class B	3,746	44,414
FANUC Corp.	1,800	336,791
Flowserve Corp.	791	39,368
Fortive Corp.	1,647	125,814
GEA Group AG	1,474	48,742
Hino Motors Ltd.	2,800	29,944
Hitachi Construction Machinery Co. Ltd.	1,000	30,233
Hoshizaki Corp.	500	44,821
IDEX Corp.	438	75,336
IHI Corp.	1,400	33,165
Illinois Tool Works, Inc.	1,642	294,952
Ingersoll-Rand plc	1,348	179,176
JTEKT Corp.	2,000	23,947
Kawasaki Heavy Industries Ltd.	1,400	31,027
KION Group AG	637	43,986
Knorr-Bremse AG	486	49,472
Komatsu Ltd.	8,900	216,408
Kone OYJ, Class B	3,265	213,442
Kubota Corp.	10,100	160,440
Kurita Water Industries Ltd.	900	26,961
Makita Corp.	2,100	73,637
Metso OYJ	1,011	39,895
Minebea Mitsumi, Inc.	3,500	73,347
MISUMI Group, Inc.	2,700	67,640
Mitsubishi Heavy Industries Ltd.	3,000	117,289
Nabtesco Corp.	1,100	33,054
NGK Insulators Ltd.	2,500	43,808
NSK Ltd.	3,400	32,575
PACCAR, Inc.	1,932	152,821
Parker-Hannifin Corp.	717	147,573
Pentair plc	879	40,320
Sandvik AB	10,844	211,465
Schindler Holding AG	391	99,467
Schindler Holding AG (Registered)	193	47,303
SKF AB, Class B	3,654	73,889
SMC Corp.	600	277,705
Snap-on, Inc.	325	55,055
Spirax-Sarco Engineering plc	707	83,254
Stanley Black & Decker, Inc.	846	140,216
Sumitomo Heavy Industries Ltd.	1,100	31,687
Techtronic Industries Co. Ltd.	13,000	106,021
THK Co. Ltd.	1,200	32,779
Volvo AB, Class B	14,274	239,110
Wartsila OYJ Abp	4,263	47,101
Weir Group plc (The)	2,494	49,867
Westinghouse Air Brake Technologies Corp.	1,003	78,033
Xylem, Inc.	1,040	81,942
Yangzijiang Shipbuilding Holdings Ltd.	23,335	19,432

		6,418,558

Marine (0.6%)
AP Moller – Maersk A/S, Class A	36	48,797
AP Moller – Maersk A/S, Class B	2,704	3,899,823
Kuehne + Nagel International AG (Registered)	519	87,519
Mitsui OSK Lines Ltd.	1,199	33,380
Nippon Yusen KK	1,500	27,348

		4,096,867

Professional Services (0.4%)
Adecco Group AG (Registered)	1,491	94,316
Bureau Veritas SA	2,816	73,471
Equifax, Inc.	701	98,224
Experian plc	8,752	295,851
IHS Markit Ltd.*	2,238	168,633
Intertek Group plc	1,550	120,149
Nielsen Holdings plc	2,061	41,838
Persol Holdings Co. Ltd.	1,700	32,090
Randstad NV	1,144	69,859
Recruit Holdings Co. Ltd.	13,000	490,424
RELX plc (London Stock Exchange)	8,178	206,415
RELX plc (Turquoise Stock Exchange)	10,495	264,405
Robert Half International, Inc.	680	42,942
SEEK Ltd.	3,220	50,955
SGS SA (Registered)	51	139,699
Teleperformance	563	137,292
Verisk Analytics, Inc.	912	136,198

See Notes to Financial Statements.

149

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EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Wolters Kluwer NV	2,687	$195,971

		2,658,732

Road & Rail (0.5%)
Aurizon Holdings Ltd.	20,020	73,477
Central Japan Railway Co.	1,300	263,218
ComfortDelGro Corp. Ltd.	21,000	37,161
CSX Corp.	4,355	315,128
East Japan Railway Co.	2,897	262,838
Hankyu Hanshin Holdings, Inc.	2,200	94,759
JB Hunt Transport Services, Inc.	467	54,536
Kansas City Southern	561	85,923
Keikyu Corp.	2,199	42,703
Keio Corp.	1,000	60,835
Keisei Electric Railway Co. Ltd.	1,200	46,827
Kintetsu Group Holdings Co. Ltd.	1,700	92,623
Kyushu Railway Co.	1,600	53,748
MTR Corp. Ltd.	15,000	88,645
Nagoya Railroad Co. Ltd. (x)	1,800	56,159
Nippon Express Co. Ltd.	800	47,269
Norfolk Southern Corp.	1,445	280,518
Odakyu Electric Railway Co. Ltd.	2,800	65,738
Old Dominion Freight Line, Inc.	357	67,752
Seibu Holdings, Inc.	1,900	31,388
Tobu Railway Co. Ltd.	1,900	69,159
Tokyu Corp.	4,800	89,192
Union Pacific Corp.	3,888	702,912
West Japan Railway Co.	1,600	139,024

		3,121,532

Trading Companies & Distributors (0.3%)
AerCap Holdings NV*	1,181	72,596
Ashtead Group plc	4,430	141,653
Brenntag AG	1,484	80,700
Bunzl plc	3,235	88,487
Fastenal Co.	3,194	118,018
Ferguson plc	2,200	199,617
ITOCHU Corp.	12,900	300,907
Marubeni Corp.	15,000	111,905
Mitsubishi Corp.	13,000	346,970
Mitsui & Co. Ltd.	15,900	284,767
MonotaRO Co. Ltd.	1,300	34,972
Sumitomo Corp.	11,400	170,389
Toyota Tsusho Corp.	2,000	71,051
United Rentals, Inc.*	419	69,877
WW Grainger, Inc.	245	82,937

		2,174,846

Transportation Infrastructure (0.1%)
Aena SME SA (m)	648	123,930
Aeroports de Paris	286	56,494
Atlantia SpA	4,759	110,981
Auckland International Airport Ltd.	9,308	54,829
Fraport AG Frankfurt Airport Services Worldwide	426	36,211
Getlink SE	4,226	73,522
Japan Airport Terminal Co. Ltd.	500	28,024
Kamigumi Co. Ltd.	1,100	24,287
SATS Ltd.	6,500	24,454
Sydney Airport	10,631	64,606
Transurban Group	26,044	272,501

		869,839

Total Industrials		58,348,050

Information Technology (9.3%)
Communications Equipment (0.3%)
Arista Networks, Inc.*	299	60,817
Cisco Systems, Inc.	23,778	1,140,393
CommScope Holding Co., Inc.*	26,207	371,877
F5 Networks, Inc.*	358	49,995
Juniper Networks, Inc.	1,876	46,206
Motorola Solutions, Inc.	960	154,694
Nokia OYJ	54,137	200,151
Telefonaktiebolaget LM Ericsson, Class B	29,512	256,984

		2,281,117

Electronic Equipment, Instruments & Components (1.0%)
Alps Alpine Co. Ltd.	2,000	45,870
Amphenol Corp., Class A	1,659	179,554
CDW Corp.	807	115,272
Corning, Inc.	4,356	126,803
FLIR Systems, Inc.	777	40,458
Halma plc	3,647	102,220
Hamamatsu Photonics KK	1,300	53,780
Hexagon AB, Class B	2,522	141,363
Hirose Electric Co. Ltd.	330	42,611
Hitachi High-Technologies Corp.	600	42,741
Hitachi Ltd.	9,280	395,097
Ingenico Group SA	581	63,085
IPG Photonics Corp.*	185	26,810
Keyence Corp.	1,760	623,463
Keysight Technologies, Inc.*	1,046	107,351
Kyocera Corp.	53,500	3,683,034
Murata Manufacturing Co. Ltd.	5,500	341,475
Omron Corp.	1,800	106,355
Shimadzu Corp.	2,100	66,486
TDK Corp.	1,200	136,837
TE Connectivity Ltd.	1,874	179,604
Venture Corp. Ltd.	2,600	31,317
Yaskawa Electric Corp.	2,300	88,270
Yokogawa Electric Corp.	2,200	39,058
Zebra Technologies Corp., Class A*	302	77,143

		6,856,057

IT Services (1.4%)
Accenture plc, Class A	3,554	748,366
Adyen NV (m)*	102	83,636
Akamai Technologies, Inc.*	920	79,470
Alliance Data Systems Corp.	223	25,021
Amadeus IT Group SA	4,143	338,316
Atos SE	944	78,696
Automatic Data Processing, Inc.	2,421	412,780
Broadridge Financial Solutions, Inc.	636	78,571
Capgemini SE	1,527	186,528
Cognizant Technology Solutions Corp., Class A	3,081	191,084
Computershare Ltd.	4,873	57,381
DXC Technology Co.	1,435	53,942

See Notes to Financial Statements.

150

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EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Fidelity National Information Services, Inc.	3,455	$480,556
Fiserv, Inc.*	3,223	372,675
FleetCor Technologies, Inc.*	483	138,969
Fujitsu Ltd.	1,900	179,587
Gartner, Inc.*	493	75,971
Global Payments, Inc.	1,697	309,804
GMO Payment Gateway, Inc.	400	27,537
International Business Machines Corp.	4,976	666,983
Itochu Techno-Solutions Corp.	1,000	28,301
Jack Henry & Associates, Inc.	439	63,949
Leidos Holdings, Inc.	736	72,047
Mastercard, Inc., Class A	4,964	1,482,201
NEC Corp.	2,400	99,839
Nomura Research Institute Ltd.	3,245	69,825
NTT Data Corp.	6,100	82,359
Obic Co. Ltd.	600	81,506
Otsuka Corp.	1,000	40,265
Paychex, Inc.	1,784	151,747
PayPal Holdings, Inc.*	6,605	714,463
VeriSign, Inc.*	581	111,947
Visa, Inc., Class A	9,588	1,801,585
Western Union Co. (The) (x)	2,321	62,156
Wirecard AG	1,128	136,017
Wix.com Ltd.*	454	55,561
Worldline SA (m)*	858	60,777

		9,700,418

Semiconductors & Semiconductor Equipment (1.7%)
Advanced Micro Devices, Inc.*	6,237	286,029
Advantest Corp.	1,900	107,717
Analog Devices, Inc.	2,061	244,929
Applied Materials, Inc.	5,153	314,539
ASM Pacific Technology Ltd.	2,900	40,231
ASML Holding NV	4,089	1,209,495
Broadcom, Inc.	2,221	701,880
Disco Corp.	300	71,511
Infineon Technologies AG	12,009	273,586
Intel Corp.	24,363	1,458,126
KLA Corp.	888	158,215
Lam Research Corp.	822	240,353
Maxim Integrated Products, Inc.	1,502	92,388
Microchip Technology, Inc.	1,328	139,068
Micron Technology, Inc.*	6,241	335,641
NVIDIA Corp.	3,428	806,608
NXP Semiconductors NV	2,678	340,802
Qorvo, Inc.*	657	76,363
QUALCOMM, Inc.	6,421	566,525
Renesas Electronics Corp.*	7,600	52,460
Rohm Co. Ltd.	900	72,726
Skyworks Solutions, Inc.	957	115,682
STMicroelectronics NV	6,560	176,380
SUMCO Corp.	2,400	40,333
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	58,145	3,378,224
Texas Instruments, Inc.	5,243	672,624
Tokyo Electron Ltd.	1,500	330,288
Xilinx, Inc.	1,409	137,758

		12,440,481

Software (2.5%)
Adobe, Inc.*	2,708	893,125
ANSYS, Inc.*	487	125,359
Autodesk, Inc.*	1,250	229,325
AVEVA Group plc	621	38,299
Cadence Design Systems, Inc.*	1,563	108,410
Check Point Software Technologies Ltd.*	1,170	129,823
Citrix Systems, Inc.	680	75,412
CyberArk Software Ltd.*	363	42,319
Dassault Systemes SE	1,263	207,618
Fortinet, Inc.*	792	84,554
Intuit, Inc.	1,469	384,775
Micro Focus International plc	3,255	45,866
Microsoft Corp.	42,727	6,738,048
Nice Ltd.*	597	92,593
NortonLifeLock, Inc.	3,311	84,497
Oracle Corp. (Tokyo Stock Exchange)	400	36,630
Oracle Corp. (Turquoise Stock Exchange)	115,232	6,104,991
Sage Group plc (The)	10,456	103,737
salesforce.com, Inc.*	4,968	807,996
SAP SE	9,440	1,274,050
ServiceNow, Inc.*	1,063	300,106
Synopsys, Inc.*	837	116,510
Temenos AG (Registered)*	628	99,411
Trend Micro, Inc.	1,200	61,847
WiseTech Global Ltd. (x)	1,375	22,550

		18,207,851

Technology Hardware, Storage & Peripherals (2.4%)
Apple, Inc.	23,393	6,869,354
Brother Industries Ltd.	2,100	43,892
Canon, Inc. (x)	9,600	263,866
FUJIFILM Holdings Corp.	3,500	168,469
Hewlett Packard Enterprise Co.	7,199	114,176
HP, Inc.	8,267	169,887
Konica Minolta, Inc.	4,600	30,185
NetApp, Inc.	1,275	79,369
Ricoh Co. Ltd.	6,400	70,211
Samsung Electronics Co. Ltd. (GDR) (m)	7,313	8,724,409
Seagate Technology plc	1,304	77,588
Seiko Epson Corp.	2,700	41,126
Western Digital Corp.	1,651	104,789
Xerox Holdings Corp.	1,080	39,820

		16,797,141

Total Information Technology		66,283,065

Materials (2.8%)
Chemicals (1.2%)
Air Liquide SA	4,531	641,402
Air Products & Chemicals, Inc.	1,248	293,268
Air Water, Inc.	1,400	20,616
Akzo Nobel NV	2,188	222,456
Albemarle Corp.	609	44,481
Arkema SA	661	70,215
Asahi Kasei Corp.	12,100	137,420
BASF SE	8,823	666,547

See Notes to Financial Statements.

151

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EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Celanese Corp.	662	$81,505
CF Industries Holdings, Inc.	1,172	55,951
Chr Hansen Holding A/S	1,013	80,500
Clariant AG (Registered)*	1,913	42,696
Corteva, Inc.	4,166	123,147
Covestro AG (m)	1,670	77,646
Croda International plc	1,234	83,689
Daicel Corp.	2,600	25,101
Dow, Inc.	4,146	226,911
DuPont de Nemours, Inc.	4,159	267,008
Eastman Chemical Co.	730	57,860
Ecolab, Inc.	1,421	274,239
EMS-Chemie Holding AG (Registered)	79	51,956
Evonik Industries AG	1,669	50,940
FMC Corp.	718	71,671
FUCHS PETROLUB SE (Preference) (q)	618	30,612
Givaudan SA (Registered)	89	278,734
Hitachi Chemical Co. Ltd.	1,000	42,106
Incitec Pivot Ltd.	15,625	34,868
International Flavors & Fragrances, Inc. (x)	592	76,380
Israel Chemicals Ltd.	6,622	31,161
Johnson Matthey plc	1,859	73,774
JSR Corp.	2,000	37,035
Kansai Paint Co. Ltd.	1,800	44,348
Koninklijke DSM NV	1,743	226,990
Kuraray Co. Ltd.	3,100	37,974
LANXESS AG	798	53,546
Linde plc	2,994	637,423
LyondellBasell Industries NV, Class A	1,440	136,051
Mitsubishi Chemical Holdings Corp.	12,300	92,543
Mitsubishi Gas Chemical Co., Inc.	1,600	24,650
Mitsui Chemicals, Inc.	1,800	44,397
Mosaic Co. (The)	1,836	39,731
Nippon Paint Holdings Co. Ltd.	1,400	72,670
Nissan Chemical Corp.	1,200	50,748
Nitto Denko Corp.	1,500	85,316
Novozymes A/S, Class B	2,051	100,366
Orica Ltd.	3,656	56,392
PPG Industries, Inc.	1,318	175,940
Sherwin-Williams Co. (The)	458	267,261
Shin-Etsu Chemical Co. Ltd.	3,500	388,477
Showa Denko KK (x)	1,300	34,685
Sika AG (Registered)	1,226	230,366
Solvay SA (x)	712	82,501
Sumitomo Chemical Co. Ltd.	14,300	65,541
Symrise AG	1,236	130,046
Taiyo Nippon Sanso Corp.	1,300	29,050
Teijin Ltd.	1,700	31,996
Toray Industries, Inc.	13,300	90,715
Tosoh Corp.	2,500	39,000
Umicore SA	1,893	92,070
Yara International ASA	22,983	956,043

		8,588,731

Construction Materials (0.2%)
Boral Ltd.	11,108	34,922
CRH plc	7,656	306,324
Fletcher Building Ltd.	8,197	28,088
HeidelbergCement AG	1,429	104,125
James Hardie Industries plc (CHDI)	4,248	83,081
LafargeHolcim Ltd. (Registered)*	4,733	262,618
Martin Marietta Materials, Inc.	361	100,950
Taiheiyo Cement Corp.	1,200	35,507
Vulcan Materials Co.	735	105,833

		1,061,448

Containers & Packaging (0.1%)
Amcor plc	8,983	97,376
Avery Dennison Corp.	454	59,392
Ball Corp.	1,852	119,769
International Paper Co.	2,191	100,896
Packaging Corp. of America	507	56,779
Sealed Air Corp.	887	35,329
Smurfit Kappa Group plc	2,170	83,392
Toyo Seikan Group Holdings Ltd.	1,400	24,352
Westrock Co.	1,442	61,876

		639,161

Metals & Mining (1.2%)
Alumina Ltd.	23,513	37,951
Anglo American plc	9,961	286,713
Antofagasta plc	3,788	46,001
ArcelorMittal SA	6,380	111,941
BHP Group Ltd.	28,297	772,851
BHP Group plc	20,288	477,488
BlueScope Steel Ltd.	4,938	52,187
Boliden AB*	2,627	69,697
Evraz plc	4,881	26,120
Fortescue Metals Group Ltd.	13,309	99,840
Freeport-McMoRan, Inc.	8,362	109,709
Glencore plc*	104,152	324,688
Hitachi Metals Ltd.	2,100	31,175
JFE Holdings, Inc.	4,700	61,034
Maruichi Steel Tube Ltd.	600	17,008
Mitsubishi Materials Corp.	1,100	30,139
Newcrest Mining Ltd.	7,382	156,705
Newmont Goldcorp Corp.	4,574	198,740
Nippon Steel Corp.	7,805	118,812
Norsk Hydro ASA	12,918	48,027
Nucor Corp.	1,689	95,057
Rio Tinto Ltd.	3,566	251,245
Rio Tinto plc	10,854	647,406
South32 Ltd.	48,012	90,970
Sumitomo Metal Mining Co. Ltd.	2,200	71,757
thyssenkrupp AG	3,887	52,495
voestalpine AG	1,115	31,092
Wheaton Precious Metals Corp.	152,293	4,531,671

		8,848,519

Paper & Forest Products (0.1%)
Mondi plc	4,664	109,504
Oji Holdings Corp.	8,300	45,451
Stora Enso OYJ, Class R	5,588	81,266
UPM-Kymmene OYJ	5,127	177,762

		413,983

Total Materials		19,551,842

See Notes to Financial Statements.

152

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EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Real Estate (2.5%)
Equity Real Estate Investment Trusts (REITs) (0.9%)
Alexandria Real Estate Equities, Inc. (REIT)	656	$105,996
American Tower Corp. (REIT)	2,490	572,252
Apartment Investment & Management Co. (REIT), Class A	888	45,865
Ascendas REIT (REIT)	28,555	63,057
AvalonBay Communities, Inc. (REIT)	779	163,356
Boston Properties, Inc. (REIT)	802	110,564
British Land Co. plc (The) (REIT)	8,482	71,771
CapitaLand Commercial Trust (REIT)	25,916	38,346
CapitaLand Mall Trust (REIT)	23,400	42,800
Covivio (REIT)	460	52,217
Crown Castle International Corp. (REIT)	2,319	329,646
Daiwa House REIT Investment Corp. (REIT)	17	44,372
Dexus (REIT)	10,547	86,596
Digital Realty Trust, Inc. (REIT)	1,162	139,138
Duke Realty Corp. (REIT)	2,084	72,252
Equinix, Inc. (REIT)	481	280,760
Equity Residential (REIT)	1,945	157,389
Essex Property Trust, Inc. (REIT)	367	110,416
Extra Space Storage, Inc. (REIT)	717	75,730
Federal Realty Investment Trust (REIT)	371	47,759
Gecina SA (REIT)	440	78,770
Goodman Group (REIT)	15,807	148,308
GPT Group (The) (REIT)	18,823	73,971
Healthpeak Properties, Inc. (REIT)	2,740	94,448
Host Hotels & Resorts, Inc. (REIT)	4,021	74,590
Icade (REIT)	300	32,658
Iron Mountain, Inc. (REIT)	1,581	50,386
Japan Prime Realty Investment Corp. (REIT)	8	35,084
Japan Real Estate Investment Corp. (REIT)	13	86,144
Japan Retail Fund Investment Corp. (REIT)	26	55,826
Kimco Realty Corp. (REIT)	2,360	48,876
Klepierre SA (REIT)	1,902	72,218
Land Securities Group plc (REIT)	6,766	88,726
Link REIT (REIT)	20,000	211,747
Mapletree Commercial Trust (REIT)	19,400	34,474
Mid-America Apartment Communities, Inc. (REIT)	659	86,896
Mirvac Group (REIT)	36,761	82,035
Nippon Building Fund, Inc. (REIT)	13	95,118
Nippon Prologis REIT, Inc. (REIT)	18	45,789
Nomura Real Estate Master Fund, Inc. (REIT)	39	66,618
Orix JREIT, Inc. (REIT)	23	49,808
Prologis, Inc. (REIT)	3,573	318,497
Public Storage (REIT)	838	178,460
Realty Income Corp. (REIT)	1,837	135,258
Regency Centers Corp. (REIT)	935	58,989
SBA Communications Corp. (REIT)	631	152,065
Scentre Group (REIT)	51,073	137,269
Segro plc (REIT)	10,502	124,809
Simon Property Group, Inc. (REIT)	1,718	255,913
SL Green Realty Corp. (REIT)	448	41,162
Stockland (REIT)	22,903	74,253
Suntec REIT (REIT)	18,800	25,720
UDR, Inc. (REIT)	1,633	76,261
Unibail-Rodamco-Westfield (REIT)	1,329	209,672
United Urban Investment Corp. (REIT)	27	50,593
Ventas, Inc. (REIT)	2,078	119,984
Vicinity Centres (REIT)	30,796	53,812
Vornado Realty Trust (REIT)	849	56,458
Welltower, Inc. (REIT)	2,261	184,905
Weyerhaeuser Co. (REIT)	4,156	125,511

		6,602,363

Real Estate Management & Development (1.6%)
Aeon Mall Co. Ltd.	1,070	19,085
Aroundtown SA	8,074	72,308
Azrieli Group Ltd.	437	31,953
CapitaLand Ltd.	24,700	68,869
CBRE Group, Inc., Class A*	1,876	114,980
City Developments Ltd.	4,400	35,823
CK Asset Holdings Ltd.	374,464	2,703,130
Daito Trust Construction Co. Ltd.	700	86,844
Daiwa House Industry Co. Ltd.	5,400	168,478
Deutsche Wohnen SE	3,455	141,145
Hang Lung Properties Ltd.	19,000	41,695
Henderson Land Development Co. Ltd.	14,105	69,237
Hongkong Land Holdings Ltd.	11,500	64,630
Hulic Co. Ltd.	2,700	32,702
Kerry Properties Ltd.	6,500	20,645
Lendlease Group (x)	5,419	66,929
Mitsubishi Estate Co. Ltd.	11,400	219,229
Mitsui Fudosan Co. Ltd.	165,800	4,077,287
New World Development Co. Ltd.	59,127	81,038
Nomura Real Estate Holdings, Inc.	1,200	28,936
Sino Land Co. Ltd.	28,997	42,124
Sumitomo Realty & Development Co. Ltd.	3,200	112,267
Sun Hung Kai Properties Ltd.	139,000	2,128,088
Swire Pacific Ltd., Class A	4,500	41,810
Swire Properties Ltd.	11,800	39,145
Swiss Prime Site AG (Registered)*	725	83,827
Tokyu Fudosan Holdings Corp.	5,700	39,607
UOL Group Ltd.	4,476	27,689
Vonovia SE	4,948	266,408
Wharf Real Estate Investment Co. Ltd.	11,400	69,565
Wheelock & Co. Ltd.	8,000	53,335

		11,048,808

Total Real Estate		17,651,171

Utilities (3.1%)
Electric Utilities (0.8%)
Alliant Energy Corp.	1,325	72,504
American Electric Power Co., Inc.	2,755	260,375

See Notes to Financial Statements.

153

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EQ/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
AusNet Services	17,722	$21,142
Chubu Electric Power Co., Inc.	6,100	86,541
Chugoku Electric Power Co., Inc. (The) (x)	2,700	35,535
CK Infrastructure Holdings Ltd.	6,500	46,254
CLP Holdings Ltd.	16,000	168,166
Duke Energy Corp.	4,114	375,238
Edison International	1,998	150,669
EDP – Energias de Portugal SA	24,586	106,562
Electricite de France SA	5,861	65,269
Endesa SA	3,051	81,417
Enel SpA	78,126	619,747
Entergy Corp.	1,109	132,858
Evergy, Inc.	1,267	82,469
Eversource Energy	1,805	153,551
Exelon Corp.	5,420	247,098
FirstEnergy Corp.	3,012	146,383
Fortum OYJ	4,266	105,274
HK Electric Investments & HK Electric Investments Ltd. (m)	26,000	25,625
Iberdrola SA	58,056	597,815
Kansai Electric Power Co., Inc. (The)	6,800	79,137
Kyushu Electric Power Co., Inc.	3,800	33,050
Mercury NZ Ltd.	6,543	22,244
NextEra Energy, Inc.	2,745	664,729
Orsted A/S (m)	1,817	187,923
Pinnacle West Capital Corp.	626	56,296
Power Assets Holdings Ltd.	13,000	95,094
PPL Corp.	4,029	144,561
Red Electrica Corp. SA	4,403	88,529
Southern Co. (The)	5,901	375,894
SSE plc	9,810	186,923
Terna Rete Elettrica Nazionale SpA	13,515	90,261
Tohoku Electric Power Co., Inc.	4,100	40,828
Tokyo Electric Power Co. Holdings, Inc.*	14,600	62,751
Verbund AG	654	32,821
Xcel Energy, Inc.	2,925	185,708

		5,927,241

Gas Utilities (0.4%)
APA Group	11,334	88,285
Atmos Energy Corp.	659	73,716
Enagas SA	2,179	55,581
Hong Kong & China Gas Co. Ltd.	97,568	190,571
Kunlun Energy Co. Ltd.	2,096,000	1,850,606
Naturgy Energy Group SA (x)	2,836	71,258
Osaka Gas Co. Ltd.	3,600	69,280
Snam SpA	19,566	102,844
Toho Gas Co. Ltd.	700	28,733
Tokyo Gas Co. Ltd.	3,600	87,850

		2,618,724

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	3,703	73,690
Electric Power Development Co. Ltd.	1,400	34,106
Meridian Energy Ltd.	12,587	42,368
NRG Energy, Inc.	1,400	55,650
Uniper SE	2,016	66,732

		272,546

Multi-Utilities (1.8%)
AGL Energy Ltd.	6,300	90,764
Ameren Corp.	1,365	104,832
CenterPoint Energy, Inc.	2,898	79,028
Centrica plc	55,867	66,083
CMS Energy Corp.	1,574	98,910
Consolidated Edison, Inc.	1,853	167,641
Dominion Energy, Inc.	4,640	384,285
DTE Energy Co.	1,076	139,740
E.ON SE	473,799	5,061,628
Engie SA	17,544	283,379
National Grid plc	33,432	418,174
NiSource, Inc.	2,083	57,991
Public Service Enterprise Group, Inc.	2,821	166,580
RWE AG	5,508	168,977
Sempra Energy	1,579	239,187
Suez	3,437	51,989
Veolia Environnement SA	196,747	5,232,586
WEC Energy Group, Inc.	1,760	162,325

		12,974,099

Water Utilities (0.1%)
American Water Works Co., Inc.	1,008	123,833
Severn Trent plc	2,285	76,122
United Utilities Group plc	6,550	81,850

		281,805

Total Utilities		22,074,415

Total Common Stocks (84.9%) (Cost $447,842,544)		603,494,914

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Repsol SA (x)* (Cost $6,532)	13,822	6,558

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (3.2%)
JPMorgan Prime Money Market Fund, IM Shares	22,842,540	22,849,393

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.0%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $4,255,075, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $4,339,770. (xx)	$4,254,673	$4,254,673
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $900,085, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $918,000. (xx)	900,000	900,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $700,107, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $714,005. (xx)	700,000	700,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $300,029, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $326,667. (xx)	300,000	300,000

Total Repurchase Agreements		7,154,673

Total Short-Term Investments (4.2%) (Cost $30,004,804)		30,004,066

Total Investments in Securities (89.1%) (Cost $477,853,880)		633,505,538
Other Assets Less Liabilities (10.9%)		77,387,997

Net Assets (100%)		$710,893,535

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $10,006,865 or 1.4% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $7,750,073. This was collateralized by $845,099 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.625%, maturing 1/7/20 - 2/15/49 and by cash of $7,154,673 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CHDI	—	Clearing House Electronic Subregister System (CHESS) Depository Interest
CHF	—	Swiss Franc
CVA	—	Dutch Certification
DKK	—	Denmark Krone
EUR	—	European Currency Unit
FDR	—	Finnish Depositary Receipt
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
ILS	—	Israeli Sheqel
JPY	—	Japanese Yen
KRW	—	Korean (South) Won
NOK	—	Norwegian Krone
NVDR	—	Non-Voting Depositary Receipt
NZD	—	New Zealand Dollar
SDR	—	Swedish Depositary Receipt
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
TWD	—	New Taiwan Dollar
USD	—	United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Country Diversification As a Percentage of Total Net Assets
Australia	1.5%
Austria	0.0	#
Belgium	0.2
Canada	0.8
Chile	0.0	#
China	1.9
Colombia	0.0	#
Denmark	0.9
Finland	0.2
France	6.0
Germany	5.0
Hong Kong	1.2
India	0.3
Ireland	0.3
Israel	0.4
Italy	0.8
Japan	9.9
Luxembourg	0.8
Macau	0.1
Malta	0.0	#
Netherlands	3.2
New Zealand	0.1
Norway	0.3
Portugal	0.0	#
Russia	0.0	#
Singapore	1.1
South Africa	0.0	#
South Korea	1.6
Spain	1.0
Sweden	0.5
Switzerland	3.9
Taiwan	0.5
Thailand	0.5
United Arab Emirates	0.0	#
United Kingdom	8.3
United States	37.8
Cash and Other	10.9

	100.0%

#	Percent shown is less than 0.05%.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	2,455	367,331	—	(93,220)	66,720	51,061	391,892	11,799	—
Capital Markets
BlackRock, Inc.	656	328,005	—	(79,918)	43,681	38,003	329,771	9,570	—
Insurance
AXA SA	19,512	436,191	—	(18,181)	(310)	131,873	549,573	25,765	—

Total		1,131,527	—	(191,319)	110,091	220,937	1,271,236	47,134	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	345	3/2020	EUR	14,430,727	(66,836)
FTSE 100 Index	91	3/2020	GBP	9,039,189	45,239
S&P 500 E-Mini Index	224	3/2020	USD	36,188,320	649,691
SPI 200 Index	31	3/2020	AUD	3,591,083	(98,003)
TOPIX Index	55	3/2020	JPY	8,711,518	8,152

					538,243

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	7,329,407	USD	66,884	Deutsche Bank AG	1/6/2020	572
USD	33,581	GBP	25,319	HSBC Bank plc	1/6/2020	44
AUD	774,851	USD	528,677	Citibank NA	3/20/2020	16,116
EUR	766,220	USD	855,417	Citibank NA	3/20/2020	8,225
GBP	624,213	USD	824,573	Citibank NA	3/20/2020	4,020

Total unrealized appreciation						28,977

JPY	54,089,842	USD	500,735	Citibank NA	3/19/2020	(755)
USD	93,769	GBP	71,875	HSBC Bank plc	3/20/2020	(1,640)

Total unrealized depreciation						(2,395)

Net unrealized appreciation						26,582

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 2,966,401, CHF 2,028, DKK 2,016, EUR 13,457,486, GBP 8,255,765, HKD 1,999, ILS 1,255, JPY 20,257,752, KRW 3, NOK 2,057, NZD 2,477, SEK 2,009, SGD 2,764 and TWD 1.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$27,758,369	$34,758,757	$—	$62,517,126
Consumer Discretionary	18,181,590	27,318,911	—	45,500,501
Consumer Staples	35,282,362	25,986,850	—	61,269,212
Energy	18,596,648	25,037,390	—	43,634,038
Financials	34,698,898	72,279,645	1,046	106,979,589
Health Care	43,992,247	55,693,658	—	99,685,905
Industrials	17,444,247	40,903,803	—	58,348,050
Information Technology	44,572,812	21,710,253	—	66,283,065
Materials	8,502,204	11,049,638	—	19,551,842
Real Estate	4,449,392	13,201,779	—	17,651,171
Utilities	4,975,741	17,098,674	—	22,074,415
Forward Currency Contracts	—	28,977	—	28,977
Futures	703,082	—	—	703,082
Rights
Energy	—	6,558	—	6,558
Short-Term Investments
Investment Company	22,849,393	—	—	22,849,393
Repurchase Agreements	—	7,154,673	—	7,154,673

Total Assets	$282,006,985	$352,229,566	$1,046	$634,237,597

Liabilities:
Forward Currency Contracts	$—	$(2,395)	$—	$(2,395)
Futures	(164,839)	—	—	(164,839)

Total Liabilities	$(164,839)	$(2,395)	$—	$(167,234)

Total	$281,842,146	$352,227,171	$1,046	$634,070,363

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$28,977
Equity contracts	Receivables, Net assets – Unrealized appreciation	703,082	*

Total		$732,059

	Liability Derivatives
Foreign exchange contracts	Payables	$(2,395)
Equity contracts	Payables, Net assets – Unrealized depreciation	(164,839	)*

Total		$(167,234)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(21,957)	$(21,957)
Equity contracts	12,164,670	—	12,164,670

Total	$12,164,670	$(21,957)	$12,142,713

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$78	$78
Equity contracts	2,142,112	—	2,142,112

Total	$2,142,112	$78	$2,142,190

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $3,160,000 and futures contracts with an average notional balance of approximately $67,290,000 respectively, during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Citibank NA	$28,361	$(755)	$—	$27,606
Deutsche Bank AG	572	—	—	572
HSBC Bank plc	44	(44)	—	—

Total	$28,977	$(799)	$—	$28,178

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Citibank NA	$755	$(755)	$—	$—
HSBC Bank plc	1,640	(44)	—	1,596

Total	$2,395	$(799)	$—	$1,596

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$79,843,374
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$163,872,674

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$205,726,318
Aggregate gross unrealized depreciation	(52,041,474)

Net unrealized appreciation	$153,684,844

Federal income tax cost of investments in securities and derivative instruments, if applicable	$480,385,519

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $711,563)	$1,271,236
Unaffiliated Issuers (Cost $469,987,644)	625,079,629
Repurchase Agreements (Cost $7,154,673)	7,154,673
Cash	35,930,560
Foreign cash (Cost $46,205,729)	44,954,013
Cash held as collateral at broker for futures	3,259,360
Dividends, interest and other receivables	1,509,765
Receivable for securities sold	193,944
Unrealized appreciation on forward foreign currency contracts	28,977
Receivable for Portfolio shares sold	25,018
Securities lending income receivable	4,518
Other assets	31,135

Total assets	719,442,828

LIABILITIES
Payable for return of collateral on securities loaned	7,154,673
Investment management fees payable	393,652
Payable for Portfolio shares redeemed	358,599
Accrued India taxes	188,924
Payable for securities purchased	122,016
Administrative fees payable	73,079
Due to broker for futures variation margin	65,419
Distribution fees payable – Class IB	65,399
Unrealized depreciation on forward foreign currency contracts	2,395
Distribution fees payable – Class IA	501
Trustees’ fees payable	391
Accrued expenses	124,245

Total liabilities	8,549,293

NET ASSETS	$710,893,535

Net assets were comprised of:
Paid in capital	$564,319,007
Total distributable earnings (loss)	146,574,528

Net assets	$710,893,535

Class IA
Net asset value, offering and redemption price per share, $2,405,857 / 203,131 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.84

Class IB
Net asset value, offering and redemption price per share, $313,597,745 / 26,472,740 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.85

Class K
Net asset value, offering and redemption price per share, $394,889,933 / 33,346,845 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.84

(x)	Includes value of securities on loan of $7,750,073.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($47,134 of dividend income received from affiliates) (net of $1,189,722 foreign withholding tax)	$19,273,993
Interest	699,701
Securities lending (net)	135,651

Total income	20,109,345

EXPENSES
Investment management fees	4,835,114
Administrative fees	850,901
Distribution fees – Class IB	761,032
Custodian fees	190,000
Professional fees	101,875
Printing and mailing expenses	62,010
Trustees’ fees	22,191
Distribution fees – Class IA	6,106
Miscellaneous	76,378

Gross expenses	6,905,607
Less: Waiver from investment manager	(265,324)

Net expenses	6,640,283

NET INVESTMENT INCOME (LOSS)	13,469,062

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($110,091 of realized gain (loss) from affiliates) (net of India tax of $12,057 on realized gain on investments)	38,017,651
Futures contracts	12,164,670
Forward foreign currency contracts	(21,957)
Foreign currency transactions	(63,295)

Net realized gain (loss)	50,097,069

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $188,924 on unrealized appreciation on investments) ($220,937 of change in unrealized appreciation (depreciation) from affiliates)	65,752,181
Futures contracts	2,142,112
Forward foreign currency contracts	78
Foreign currency translations	199,205

Net change in unrealized appreciation (depreciation)	68,093,576

NET REALIZED AND UNREALIZED GAIN (LOSS)	118,190,645

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$131,659,707

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$13,469,062	$11,532,220
Net realized gain (loss)	50,097,069	67,516,799
Net change in unrealized appreciation (depreciation)	68,093,576	(169,721,978)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	131,659,707	(90,672,959)

Distributions to shareholders:
Class IA	(190,276)	(348,518)
Class IB	(24,803,156)	(41,924,823)
Class K	(32,250,989)	(52,108,799)

Total distributions to shareholders	(57,244,421)	(94,382,140)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,173 and 3,695 shares, respectively ]	25,367	50,984
Capital shares issued in reinvestment of dividends and distributions [ 16,294 and 30,782 shares, respectively ]	190,276	348,518
Capital shares repurchased [ (45,364) and (37,698) shares, respectively ]	(534,959)	(525,710)

Total Class IA transactions	(319,316)	(126,208)

Class IB
Capital shares sold [ 846,982 and 1,164,624 shares, respectively ]	9,908,455	16,166,763
Capital shares issued in reinvestment of dividends and distributions [ 2,123,543 and 3,702,739 shares, respectively ]	24,803,156	41,924,823
Capital shares repurchased [ (3,741,344) and (4,083,850) shares, respectively ]	(43,970,946)	(55,127,119)

Total Class IB transactions	(9,259,335)	2,964,467

Class K
Capital shares sold [ 1,645,477 and 687,201 shares, respectively ]	18,864,063	8,872,603
Capital shares issued in reinvestment of dividends and distributions [ 2,762,504 and 4,605,644 shares, respectively ]	32,250,989	52,108,799
Capital shares repurchased [ (4,840,826) and (5,007,585) shares, respectively ]	(57,048,315)	(68,911,661)

Total Class K transactions	(5,933,263)	(7,930,259)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(15,511,914)	(5,092,000)

TOTAL INCREASE (DECREASE) IN NET ASSETS	58,903,372	(190,147,099)
NET ASSETS:
Beginning of year	651,990,163	842,137,262

End of year	$710,893,535	$651,990,163

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.65	$13.99	$11.69	$11.18	$11.49

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.18	0.17	0.16	0.12
Net realized and unrealized gain (loss)	1.99	(1.79)	2.32	0.43	(0.43)

Total from investment operations	2.20	(1.61)	2.49	0.59	(0.31)

Less distributions:
Dividends from net investment income	(0.22)	(0.40)	(0.19)	(0.08)	— #
Distributions from net realized gains	(0.79)	(1.33)	—	—	—

Total dividends and distributions	(1.01)	(1.73)	(0.19)	(0.08)	— #

Net asset value, end of year	$11.84	$10.65	$13.99	$11.69	$11.18

Total return	20.85%	(12.16)%	21.30%	5.26%	(2.68)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,406	$2,449	$3,263	$3,005	$3,279
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.12%	1.13%	1.13%	1.12%
Before waivers and reimbursements (f)	1.14%	1.12%	1.13%	1.13%	1.12%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.82%	1.34%	1.27%	1.48%	1.04%
Before waivers and reimbursements (f)	1.79%	1.34%	1.27%	1.47%	1.04%
Portfolio turnover rate^	13%	18%	10%	13%	13%

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.65	$13.99	$11.69	$11.18	$11.49

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.18	0.17	0.16	0.12
Net realized and unrealized gain (loss)	2.00	(1.79)	2.32	0.43	(0.43)

Total from investment operations	2.21	(1.61)	2.49	0.59	(0.31)

Less distributions:
Dividends from net investment income	(0.22)	(0.40)	(0.19)	(0.08)	— #
Distributions from net realized gains	(0.79)	(1.33)	—	—	—

Total dividends and distributions	(1.01)	(1.73)	(0.19)	(0.08)	— #

Net asset value, end of year	$11.85	$10.65	$13.99	$11.69	$11.18

Total return	20.95%	(12.16)%	21.30%	5.26%	(2.68)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$313,598	$290,065	$370,269	$327,678	$348,348
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.12%	1.13%	1.13%	1.12%
Before waivers and reimbursements (f)	1.14%	1.12%	1.13%	1.13%	1.12%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.81%	1.34%	1.28%	1.48%	1.04%
Before waivers and reimbursements (f)	1.77%	1.34%	1.28%	1.47%	1.04%
Portfolio turnover rate^	13%	18%	10%	13%	13%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.64	$13.99	$11.69	$11.18	$11.48

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.22	0.20	0.19	0.15
Net realized and unrealized gain (loss)	2.00	(1.81)	2.32	0.43	(0.42)

Total from investment operations	2.24	(1.59)	2.52	0.62	(0.27)

Less distributions:
Dividends from net investment income	(0.25)	(0.43)	(0.22)	(0.11)	(0.03)
Distributions from net realized gains	(0.79)	(1.33)	—	—	—

Total dividends and distributions	(1.04)	(1.76)	(0.22)	(0.11)	(0.03)

Net asset value, end of year	$11.84	$10.64	$13.99	$11.69	$11.18

Total return	21.25%	(12.00)%	21.58%	5.53%	(2.35)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$394,890	$359,476	$468,605	$439,067	$449,565
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.87%	0.88%	0.88%	0.87%
Before waivers and reimbursements (f)	0.89%	0.88%	0.88%	0.88%	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.06%	1.59%	1.54%	1.72%	1.29%
Before waivers and reimbursements (f)	2.02%	1.58%	1.54%	1.71%	1.29%
Portfolio turnover rate^	13%	18%	10%	13%	13%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	UBS Asset Management (Americas) Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	36.85%	9.30%	11.62%
Russell 1000® Index	31.43	11.48	13.54

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 36.85% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 1000® Index, which returned 31.43% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection, overall, was the main driver of the Portfolio’s outperformance in 2019. In particular, holdings in the health care, financials and industrials sectors were the most beneficial for results during the year.

•

In terms of individual stocks, the top contributors to performance included the Portfolio’s overweight positions in Synchrony Financial, Facebook, Inc., Marsh & McLennan Companies, Inc., Micron Technology, Inc. and Philip Morris International Inc.

•	Sector positioning, overall, was also positive for performance, with underweights in consumer staples, utilities and energy adding the most value.

What hurt performance during the year:

•	Looking at sector positioning, an underweight to information technology was the only meaningful detractor from performance.

•	There were no sectors that detracted from relative performance from a stock selection perspective.

•

The largest individual detractors from performance included the Portfolio’s positions in Concho Resources, Inc., Progressive Corp., Simon Property Group, Inc., Broadcom, Inc. and Apache Corp. Broadcom, Inc. was an underweight position, whereas the other holdings were all overweight positions.

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Sector Weightings as of December 31, 2019	% of Net Assets
Financials	16.9%
Health Care	15.9
Information Technology	15.7
Communication Services	13.0
Industrials	12.4
Consumer Discretionary	11.4
Consumer Staples	4.7
Real Estate	3.5
Energy	3.3
Materials	2.9
Repurchase Agreements	0.5
Cash and Other	(0.2)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IB
Actual	$1,000.00	$1,101.10	$5.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.05%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (13.0%)
Entertainment (6.3%)
Electronic Arts, Inc.*	7,627	$819,979
Madison Square Garden Co. (The), Class A*	4,304	1,266,194
Netflix, Inc.*	3,553	1,149,644
Take-Two Interactive Software, Inc.*	5,738	702,503
Walt Disney Co. (The)	20,451	2,957,828

		6,896,148

Interactive Media & Services (4.1%)
Facebook, Inc., Class A*	15,206	3,121,032
Twitter, Inc.*	23,454	751,701
Yelp, Inc.*	19,539	680,543

		4,553,276

Media (1.3%)
ViacomCBS, Inc.	33,463	1,404,442

Wireless Telecommunication Services (1.3%)
T-Mobile US, Inc.*	18,639	1,461,670

Total Communication Services		14,315,536

Consumer Discretionary (11.4%)
Auto Components (1.1%)
Aptiv plc	13,192	1,252,844

Distributors (1.5%)
LKQ Corp.*	47,017	1,678,507

Hotels, Restaurants & Leisure (1.3%)
Carnival Corp.	27,010	1,372,918

Household Durables (1.2%)
Mohawk Industries, Inc.*	10,025	1,367,210

Internet & Direct Marketing Retail (4.5%)
Amazon.com, Inc.*	2,262	4,179,814
Wayfair, Inc., Class A (x)*	8,179	739,136

		4,918,950

Multiline Retail (1.8%)
Dollar Tree, Inc.*	21,267	2,000,161

Total Consumer Discretionary		12,590,590

Consumer Staples (4.7%)
Food Products (2.1%)
Mondelez International, Inc., Class A	41,635	2,293,256

Tobacco (2.6%)
Philip Morris International, Inc.	33,921	2,886,338

Total Consumer Staples		5,179,594

Energy (3.3%)
Oil, Gas & Consumable Fuels (3.3%)
Apache Corp.	74,958	1,918,175
Hess Corp.	15,191	1,014,911
Kosmos Energy Ltd.	122,910	700,587

Total Energy		3,633,673

Financials (16.9%)
Banks (2.5%)
Wells Fargo & Co.	52,178	2,807,176

Capital Markets (3.1%)
Ameriprise Financial, Inc.	20,370	3,393,235

Consumer Finance (2.5%)
Synchrony Financial	77,342	2,785,085

Insurance (8.8%)
Marsh & McLennan Cos., Inc.	41,327	4,604,241
MetLife, Inc.	44,496	2,267,961
Progressive Corp. (The)	39,288	2,844,059

		9,716,261

Total Financials		18,701,757

Health Care (15.9%)
Biotechnology (3.6%)
Alnylam Pharmaceuticals, Inc.*	4,492	517,344
Coherus Biosciences, Inc.*	17,554	316,060
Incyte Corp.*	11,329	989,248
Ironwood Pharmaceuticals, Inc.*	128,566	1,711,213
Mirati Therapeutics, Inc.*	3,245	418,151

		3,952,016

Health Care Equipment & Supplies (1.9%)
Align Technology, Inc.*	4,962	1,384,596
LivaNova plc*	10,200	769,386

		2,153,982

Health Care Providers & Services (4.7%)
Laboratory Corp. of America Holdings*	9,726	1,645,348
UnitedHealth Group, Inc.	12,195	3,585,086

		5,230,434

Life Sciences Tools & Services (1.6%)
Bio-Rad Laboratories, Inc., Class A*	4,676	1,730,260

Pharmaceuticals (4.1%)
Elanco Animal Health, Inc.*	45,683	1,345,365
Johnson & Johnson	21,521	3,139,268

		4,484,633

Total Health Care		17,551,325

Industrials (12.4%)
Aerospace & Defense (1.6%)
Spirit AeroSystems Holdings, Inc., Class A	24,273	1,769,016

Airlines (2.3%)
Delta Air Lines, Inc.	42,955	2,512,009

Building Products (2.4%)
Allegion plc	12,100	1,506,934
Masco Corp.	25,016	1,200,518

		2,707,452

Commercial Services & Supplies (0.8%)
Stericycle, Inc.*	13,667	872,091

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Machinery (4.1%)
AGCO Corp.	28,901	$2,232,602
Gardner Denver Holdings, Inc.*	61,407	2,252,409

		4,485,011

Road & Rail (1.2%)
Lyft, Inc., Class A*	14,107	606,883
Uber Technologies, Inc.*	25,539	759,530

		1,366,413

Total Industrials		13,711,992

Information Technology (15.7%)
Electronic Equipment, Instruments & Components (2.3%)
IPG Photonics Corp.*	8,100	1,173,852
Trimble, Inc.*	31,753	1,323,783

		2,497,635

IT Services (3.8%)
GoDaddy, Inc., Class A*	10,450	709,764
LiveRamp Holdings, Inc.*	27,113	1,303,322
Visa, Inc., Class A	11,840	2,224,736

		4,237,822

Semiconductors & Semiconductor Equipment (5.9%)
Cree, Inc.*	13,954	643,977
KLA Corp.	4,299	765,953
Micron Technology, Inc.*	28,581	1,537,086
NXP Semiconductors NV	10,915	1,389,043
ON Semiconductor Corp.*	56,972	1,388,977
Xilinx, Inc.	7,710	753,807

		6,478,843

Software (2.4%)
PTC, Inc.*	9,417	705,239
salesforce.com, Inc.*	7,633	1,241,431
VMware, Inc., Class A*	4,728	717,663

		2,664,333

Technology Hardware, Storage & Peripherals (1.3%)
Western Digital Corp.	22,850	1,450,289

Total Information Technology		17,328,922

Materials (2.9%)
Chemicals (1.4%)
Westlake Chemical Corp.	21,963	1,540,705

Metals & Mining (1.5%)
Steel Dynamics, Inc.	49,886	1,698,119

Total Materials		3,238,824

Real Estate (3.5%)
Equity Real Estate Investment Trusts (REITs) (3.5%)
Digital Realty Trust, Inc. (REIT)	14,169	1,696,596
Simon Property Group, Inc. (REIT)	14,855	2,212,801

Total Real Estate		3,909,397

Total Common Stocks (99.7%) (Cost $86,829,161)		110,161,610

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.5%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $578,165, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $589,672. (xx)	$578,110	578,110
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $27,990, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $28,546. (xx)	27,986	27,986

Total Repurchase Agreements		606,096

Total Short-Term Investments (0.5%) (Cost $606,096)		606,096

Total Investments in Securities (100.2%) (Cost $87,435,257)		110,767,706
Other Assets Less Liabilities (-0.2%)		(247,549)

Net Assets (100%)		$110,520,157

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $598,611. This was collateralized by cash of $606,096 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$14,315,536	$—	$—	$14,315,536
Consumer Discretionary	12,590,590	—	—	12,590,590
Consumer Staples	5,179,594	—	—	5,179,594
Energy	3,633,673	—	—	3,633,673
Financials	18,701,757	—	—	18,701,757
Health Care	17,551,325	—	—	17,551,325
Industrials	13,711,992	—	—	13,711,992
Information Technology	17,328,922	—	—	17,328,922
Materials	3,238,824	—	—	3,238,824
Real Estate	3,909,397	—	—	3,909,397
Short-Term Investments
Repurchase Agreements	—	606,096	—	606,096

Total Assets	$110,161,610	$606,096	$—	$110,767,706

Total Liabilities	$—	$—	$—	$—

Total	$110,161,610	$606,096	$—	$110,767,706

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$79,023,738
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$84,416,712

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$24,605,321
Aggregate gross unrealized depreciation	(1,344,177)

Net unrealized appreciation	$23,261,144

Federal income tax cost of investments in securities and derivative instruments, if applicable	$87,506,562

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $86,829,161)	$110,161,610
Repurchase Agreements (Cost $606,096)	606,096
Cash	701,358
Dividends, interest and other receivables	105,147
Receivable for securities sold	78,876
Receivable for Portfolio shares sold	20,076
Securities lending income receivable	41
Other assets	431

Total assets	111,673,635

LIABILITIES
Payable for return of collateral on securities loaned	606,096
Payable for securities purchased	296,153
Payable for Portfolio shares redeemed	112,238
Investment management fees payable	55,978
Distribution fees payable – Class IB	23,123
Administrative fees payable	8,824
Accrued expenses	51,066

Total liabilities	1,153,478

NET ASSETS	$110,520,157

Net assets were comprised of:
Paid in capital	$81,447,326
Total distributable earnings (loss)	29,072,831

Net assets	$110,520,157

Class IB
Net asset value, offering and redemption price per share, $110,520,157 / 10,813,619 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.22

(x)	Includes value of securities on loan of $598,611.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $2,570 foreign withholding tax)	$1,535,213
Interest	22,786
Securities lending (net)	1,616

Total income	1,559,615

EXPENSES
Investment management fees	759,100
Distribution fees – Class IB	253,033
Administrative fees	96,710
Professional fees	46,483
Printing and mailing expenses	26,792
Custodian fees	24,999
Trustees’ fees	3,178
Miscellaneous	1,752

Gross expenses	1,212,047
Less: Waiver from investment manager	(148,524)

Net expenses	1,063,523

NET INVESTMENT INCOME (LOSS)	496,092

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	8,118,082
Net change in unrealized appreciation (depreciation) on investments in securities	22,089,995

NET REALIZED AND UNREALIZED GAIN (LOSS)	30,208,077

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,704,169

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$496,092	$362,148
Net realized gain (loss)	8,118,082	10,121,991
Net change in unrealized appreciation (depreciation)	22,089,995	(23,577,361)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	30,704,169	(13,093,222)

Distributions to shareholders:
Class IB	(3,265,810)	(11,518,663)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 921,429 and 838,128 shares, respectively ]	8,580,805	8,504,515
Capital shares issued in reinvestment of dividends and distributions [ 327,472 and 1,357,612 shares, respectively ]	3,265,810	11,518,663
Capital shares repurchased [ (1,525,007) and (2,068,220) shares, respectively ]	(14,190,714)	(20,981,513)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,344,099)	(958,335)

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,094,260	(25,570,220)
NET ASSETS:
Beginning of year	85,425,897	110,996,117

End of year	$110,520,157	$85,425,897

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2019	2018	2017	2016	2015
Net asset value, beginning of year	$7.70	$10.13	$8.91	$8.35	$9.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.03	0.03	0.07	0.06
Net realized and unrealized gain (loss)	2.78	(1.30)	1.86	0.77	(0.21)

Total from investment operations	2.83	(1.27)	1.89	0.84	(0.15)

Less distributions:
Dividends from net investment income	(0.05)	(0.04)	(0.03)	(0.07)	(0.06)
Distributions from net realized gains	(0.26)	(1.12)	(0.64)	(0.21)	(1.25)

Total dividends and distributions	(0.31)	(1.16)	(0.67)	(0.28)	(1.31)

Net asset value, end of year	$10.22	$7.70	$10.13	$8.91	$8.35

Total return	36.85%	(13.48)%	21.37%	10.16%	(1.46)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$110,520	$85,426	$110,996	$93,896	$95,012
Ratio of expenses to average net assets:
After waivers (f)	1.05%	1.05%	1.05%	1.05%	1.05%
Before waivers (f)	1.20%	1.19%	1.18%	1.20%	1.19%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.49%	0.34%	0.28%	0.80%	0.57%
Before waivers (f)	0.34%	0.20%	0.15%	0.65%	0.44%
Portfolio turnover rate^	79%	47%	65%	61%	54%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

171

MULTIMANAGER MID CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

➢	Franklin Advisers, Inc.

➢	Wellington Management Company LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	33.06%	10.79%	12.77%
Portfolio – Class IB Shares	32.91	10.77	12.72
Portfolio – Class K Shares*	33.29	11.06	14.06
Russell 2500™ Growth Index	32.65	10.84	14.01

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 32.91% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 2500™ Growth Index, which returned 32.65% over the same period.

The following commentary describes key factors (such as stock spelection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell 2500TM Growth Index.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the health care sector contributed significantly to the Portfolio’s performance relative to the benchmark. Top contributors included medical device provider Insulet Corp., pharmaceutical companies Reata Pharmaceuticals, Inc. and Genesis Healthcare Inc., and molecular diagnostics company Exact Sciences Corp.

•

Stock selection was also strong within the consumer discretionary and industrials sectors. The leading individual contributors in each sector were Chipotle Mexican Grill, Inc. and Costar Group, Inc., respectively.

What hurt performance during the year:

•	Stock selection in the information technology sector detracted from relative performance, educational technology company 2U, Inc. and Pivotal Software, Inc., which were not in the benchmark.

•	Stock selection was unfavorable in the communication services sector as well.

•	Consumer discretionary sector holding Grand Canyon Education, Inc. was another detractor from relative performance.

How did derivatives contribute/detract from performance during the year?

•

Exchange traded equity index futures may be used for the purposes of efficient portfolio management. Futures are not used for speculative or leveraged positions in the portfolio and cash is kept to fully cover all outstanding futures positions.

172

MULTIMANAGER MID CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Information Technology	26.4%
Health Care	23.5
Industrials	17.2
Consumer Discretionary	14.9
Financials	5.3
Communication Services	3.2
Consumer Staples	2.3
Repurchase Agreements	2.3
Real Estate	2.3
Materials	2.2
Energy	0.6
Investment Company	0.5
Utilities	0.4
Cash and Other	(1.1)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,055.00	$5.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	1,054.80	5.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class K
Actual	1,000.00	1,056.40	4.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.2%)
Diversified Telecommunication Services (0.3%)
Anterix, Inc.*	546	$23,593
Bandwidth, Inc., Class A*	693	44,387
Cogent Communications Holdings, Inc.	2,148	141,360
IDT Corp., Class B*	631	4,549
Ooma, Inc.*	1,060	14,024
ORBCOMM, Inc.*	3,068	12,916
Pareteum Corp. (x)*	2,486	1,087
Vonage Holdings Corp.*	7,841	58,102
Zayo Group Holdings, Inc.*	11,413	395,460

		695,478

Entertainment (1.7%)
Eros International plc*	252	854
Glu Mobile, Inc.*	5,984	36,203
IMAX Corp.*	10,602	216,599
Liberty Media Corp.-Liberty Braves, Class A*	530	15,714
Liberty Media Corp.-Liberty Braves, Class C*	1,859	54,915
LiveXLive Media, Inc. (x)*	1,513	2,338
Madison Square Garden Co. (The), Class A*	86	25,300
Roku, Inc.*	11,026	1,476,382
Rosetta Stone, Inc.*	168	3,048
Spotify Technology SA*	9,840	1,471,572
Take-Two Interactive Software, Inc.*	2,659	325,541
World Wrestling Entertainment, Inc., Class A (x)	2,218	143,882
Zynga, Inc., Class A*	9,606	58,789

		3,831,137

Interactive Media & Services (0.6%)
Care.com, Inc.*	1,026	15,421
Cargurus, Inc.*	3,799	133,649
Cars.com, Inc.*	469	5,731
Eventbrite, Inc., Class A (x)*	1,887	38,061
EverQuote, Inc., Class A (x)*	439	15,080
Liberty TripAdvisor Holdings, Inc., Class A*	3,748	27,548
Meet Group, Inc. (The)*	2,402	12,034
Pinterest, Inc., Class A*	31,668	590,291
QuinStreet, Inc.*	2,336	35,764
Travelzoo*	307	3,285
TripAdvisor, Inc.	4,767	144,821
TrueCar, Inc.*	4,581	21,760
Yelp, Inc.*	11,905	414,651

		1,458,096

Media (0.5%)
AMC Networks, Inc., Class A*	2,169	85,675
Boston Omaha Corp., Class A (x)*	370	7,785
Cable One, Inc.	221	328,952
Cardlytics, Inc.*	701	44,065
Central European Media Enterprises Ltd., Class A*	4,552	20,621
Clear Channel Outdoor Holdings, Inc.*	496	1,418
Entravision Communications Corp., Class A	603	1,580
Fluent, Inc. (x)*	2,032	5,080
Gray Television, Inc.*	1,907	40,886
Hemisphere Media Group, Inc.*	794	11,791
Interpublic Group of Cos., Inc. (The)	1,838	42,458
Loral Space & Communications, Inc.*	662	21,396
MDC Partners, Inc., Class A*	3,008	8,362
Meredith Corp.	2,025	65,752
National CineMedia, Inc.	361	2,632
New York Times Co. (The), Class A	1,584	50,957
Nexstar Media Group, Inc., Class A	1,742	204,249
Sinclair Broadcast Group, Inc., Class A	2,962	98,753
TechTarget, Inc.*	1,171	30,563

		1,072,975

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	2,241	24,539
Gogo, Inc. (x)*	2,803	17,939
Shenandoah Telecommunications Co.	2,444	101,695

		144,173

Total Communication Services		7,201,859

Consumer Discretionary (14.9%)
Auto Components (0.2%)
Dorman Products, Inc.*	1,379	104,418
Fox Factory Holding Corp.*	1,878	130,652
Gentherm, Inc.*	1,681	74,620
LCI Industries	1,214	130,056
Standard Motor Products, Inc.	228	12,134
Stoneridge, Inc.*	157	4,603

		456,483

Automobiles (0.0%)
Winnebago Industries, Inc.	1,130	59,867

Distributors (0.2%)
Core-Mark Holding Co., Inc.	2,318	63,026
Funko, Inc., Class A (x)*	1,129	19,374
Greenlane Holdings, Inc., Class A (x)*	300	977
Pool Corp.	1,955	415,203

		498,580

Diversified Consumer Services (1.7%)
Bright Horizons Family Solutions, Inc.*	7,518	1,129,880
Career Education Corp.*	3,554	65,358
Chegg, Inc.*	20,899	792,281
Collectors Universe, Inc.	385	8,874
Grand Canyon Education, Inc.*	8,788	841,802
H&R Block, Inc.	1,605	37,685
K12, Inc.*	157	3,195
Regis Corp.*	72	1,287
Select Interior Concepts, Inc., Class A*	324	2,913

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Service Corp. International	3,219	$148,171
ServiceMaster Global Holdings, Inc.*	1,101	42,565
Strategic Education, Inc.	4,450	707,105

		3,781,116

Hotels, Restaurants & Leisure (4.3%)
Aramark	9,256	401,710
Biglari Holdings, Inc., Class B*	40	4,577
BJ’s Restaurants, Inc.	904	34,316
Bloomin’ Brands, Inc.	4,453	98,278
Boyd Gaming Corp.	3,736	111,856
Brinker International, Inc.	1,460	61,320
Carrols Restaurant Group, Inc.*	110	776
Cheesecake Factory, Inc. (The) (x)	2,122	82,461
Chipotle Mexican Grill, Inc.*	550	460,411
Choice Hotels International, Inc.	720	74,470
Churchill Downs, Inc.	1,777	243,804
Chuy’s Holdings, Inc.*	217	5,625
Cracker Barrel Old Country Store, Inc. (x)	1,200	184,488
Dave & Buster’s Entertainment, Inc.	9,207	369,845
Denny’s Corp.*	2,217	44,074
Dine Brands Global, Inc.	494	41,259
Domino’s Pizza, Inc.	2,080	611,062
Drive Shack, Inc.*	2,870	10,504
Dunkin’ Brands Group, Inc.	3,898	294,455
Eldorado Resorts, Inc. (x)*	3,315	197,707
Everi Holdings, Inc.*	3,488	46,844
Golden Entertainment, Inc.*	438	8,418
Habit Restaurants, Inc. (The), Class A*	343	3,577
Hilton Grand Vacations, Inc.*	607	20,875
Inspired Entertainment, Inc.*	409	2,761
Jack in the Box, Inc.	202	15,762
Kura Sushi USA, Inc., Class A*	87	2,214
Lindblad Expeditions Holdings, Inc.*	1,183	19,342
Marriott Vacations Worldwide Corp.	6,298	810,930
Monarch Casino & Resort, Inc.*	465	22,576
Nathan’s Famous, Inc.	63	4,465
Noodles & Co. (x)*	1,471	8,149
Norwegian Cruise Line Holdings Ltd.*	13,017	760,323
Papa John’s International, Inc.	1,018	64,287
Penn National Gaming, Inc.*	642	16,410
Planet Fitness, Inc., Class A*	23,611	1,763,269
PlayAGS, Inc.*	1,374	16,667
Red Rock Resorts, Inc., Class A	3,436	82,292
Ruth’s Hospitality Group, Inc.	1,335	29,056
Scientific Games Corp., Class A*	2,759	73,886
SeaWorld Entertainment, Inc.*	2,414	76,548
Shake Shack, Inc., Class A*	1,487	88,581
Six Flags Entertainment Corp.	384	17,322
Target Hospitality Corp. (x)*	1,701	8,505
Texas Roadhouse, Inc.	3,323	187,151
Twin River Worldwide Holdings, Inc. (x)	790	20,264
Vail Resorts, Inc.	3,965	950,926
Wendy’s Co. (The)	9,425	209,329
Wingstop, Inc.	8,151	702,861
Wyndham Hotels & Resorts, Inc.	1,393	87,494

		9,454,082

Household Durables (1.8%)
Cavco Industries, Inc.*	429	83,818
Century Communities, Inc.*	579	15,836
GoPro, Inc., Class A (x)*	5,814	25,233
Green Brick Partners, Inc.*	102	1,171
Hamilton Beach Brands Holding Co., Class A	363	6,933
Helen of Troy Ltd.*	1,267	227,794
Hooker Furniture Corp.	48	1,233
Installed Building Products, Inc.*	1,123	77,341
iRobot Corp. (x)*	1,402	70,983
KB Home	879	30,123
La-Z-Boy, Inc.	972	30,599
Legacy Housing Corp.*	86	1,431
Lennar Corp., Class A	7,649	426,738
LGI Homes, Inc.*	1,024	72,346
Lovesac Co. (The) (x)*	446	7,158
M/I Homes, Inc.*	11,604	456,618
NVR, Inc.*	310	1,180,607
Purple Innovation, Inc. (x)*	61	531
Skyline Champion Corp.*	2,567	81,374
Sonos, Inc.*	3,595	56,154
Taylor Morrison Home Corp., Class A*	737	16,111
Tempur Sealy International, Inc.*	8,049	700,746
TopBuild Corp.*	1,678	172,968
TRI Pointe Group, Inc.*	15,500	241,490
Universal Electronics, Inc.*	628	32,819
ZAGG, Inc. (x)*	92	746

		4,018,901

Internet & Direct Marketing Retail (0.6%)
1-800-Flowers.com, Inc., Class A*	1,280	18,560
Duluth Holdings, Inc., Class B (x)*	573	6,034
Etsy, Inc.*	5,957	263,895
Groupon, Inc.*	23,336	55,773
Grubhub, Inc. (x)*	4,621	224,765
Leaf Group Ltd.*	542	2,168
Overstock.com, Inc. (x)*	223	1,572
PetMed Express, Inc. (x)	306	7,197
Quotient Technology, Inc.*	419	4,131
RealReal, Inc. (The) (x)*	10,320	194,532
Revolve Group, Inc. (x)*	8,300	152,388
Rubicon Project, Inc. (The)*	1,667	13,603
Shutterstock, Inc.*	986	42,280
Stitch Fix, Inc., Class A (x)*	1,786	45,829
Waitr Holdings, Inc. (x)*	531	171
Wayfair, Inc., Class A (x)*	4,492	405,942

		1,438,840

Leisure Products (0.8%)
BRP, Inc.	9,777	445,426
Clarus Corp.	421	5,709
Johnson Outdoors, Inc., Class A	164	12,579
Malibu Boats, Inc., Class A*	1,070	43,816
Marine Products Corp.	346	4,982

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
MasterCraft Boat Holdings, Inc.*	979	$15,419
Mattel, Inc. (x)*	11,928	161,624
Peloton Interactive, Inc., Class A (x)*	12,100	343,640
Polaris, Inc.	2,604	264,827
Sturm Ruger & Co., Inc.	788	37,060
YETI Holdings, Inc. (x)*	15,635	543,785

		1,878,867

Multiline Retail (0.2%)
Nordstrom, Inc.	5,439	222,618
Ollie’s Bargain Outlet Holdings, Inc.*	2,657	173,529

		396,147

Specialty Retail (3.9%)
Aaron’s, Inc.	3,012	172,015
American Eagle Outfitters, Inc.	7,042	103,517
America’s Car-Mart, Inc.*	322	35,311
Asbury Automotive Group, Inc.*	986	110,225
At Home Group, Inc.*	171	940
Boot Barn Holdings, Inc.*	9,366	417,068
Burlington Stores, Inc.*	10,894	2,484,160
Camping World Holdings, Inc., Class A (x)	1,694	24,970
Carvana Co.*	2,299	211,623
Children’s Place, Inc. (The) (x)	747	46,702
Designer Brands, Inc., Class A	1,187	18,683
Five Below, Inc.*	14,487	1,852,308
Floor & Decor Holdings, Inc., Class A*	17,837	906,298
Hibbett Sports, Inc.*	53	1,486
Hudson Ltd., Class A*	134	2,056
L Brands, Inc.	1,855	33,613
Lithia Motors, Inc., Class A	2,393	351,771
Lumber Liquidators Holdings, Inc.*	286	2,794
MarineMax, Inc.*	65	1,085
Monro, Inc.	1,630	127,466
Murphy USA, Inc.*	245	28,665
National Vision Holdings, Inc.*	21,953	711,936
Rent-A-Center, Inc.	2,391	68,956
RH (x)*	1,940	414,190
Sleep Number Corp.*	1,281	63,076
Sportsman’s Warehouse Holdings, Inc.*	34,000	273,020
Tailored Brands, Inc. (x)	2,247	9,303
Williams-Sonoma, Inc.	747	54,860
Winmark Corp.	45	8,923

		8,537,020

Textiles, Apparel & Luxury Goods (1.2%)
Capri Holdings Ltd.*	3,033	115,709
Carter’s, Inc.	3,838	419,647
Centric Brands, Inc. (x)*	843	1,829
Columbia Sportswear Co.	998	99,990
Crocs, Inc.*	3,469	145,316
Deckers Outdoor Corp.*	1,417	239,275
Hanesbrands, Inc.	14,185	210,647
Kontoor Brands, Inc. (x)	543	22,801
Oxford Industries, Inc.	334	25,190
Skechers U.S.A., Inc., Class A*	2,439	105,340
Steven Madden Ltd.	16,578	713,020
Superior Group of Cos., Inc.	143	1,936
Under Armour, Inc., Class A*	4,374	94,478
Under Armour, Inc., Class C*	19,427	372,610
Wolverine World Wide, Inc.	1,879	63,398

		2,631,186

Total Consumer Discretionary		33,151,089

Consumer Staples (2.3%)
Beverages (0.1%)
Boston Beer Co., Inc. (The), Class A*	419	158,319
Celsius Holdings, Inc. (x)*	1,238	5,980
Coca-Cola Consolidated, Inc.	242	68,740
Craft Brew Alliance, Inc. (x)*	75	1,237
MGP Ingredients, Inc. (x)	670	32,461
National Beverage Corp. (x)*	599	30,561
New Age Beverages Corp. (x)*	3,735	6,798
Primo Water Corp.*	1,808	20,295

		324,391

Food & Staples Retailing (0.8%)
BJ’s Wholesale Club Holdings, Inc.*	1,961	44,593
Casey’s General Stores, Inc.	3,265	519,103
Chefs’ Warehouse, Inc. (The)*	1,245	47,447
Grocery Outlet Holding Corp.*	23,827	773,186
HF Foods Group, Inc. (x)*	386	7,527
Performance Food Group Co.*	5,165	265,894
PriceSmart, Inc.	100	7,102
Sprouts Farmers Market, Inc.*	2,885	55,825

		1,720,677

Food Products (1.1%)
B&G Foods, Inc. (x)	327	5,863
Bridgford Foods Corp.*	89	2,206
Calavo Growers, Inc.	826	74,827
Freshpet, Inc.*	1,762	104,117
Hostess Brands, Inc.*	19,600	284,984
J&J Snack Foods Corp.	763	140,598
John B Sanfilippo & Son, Inc.	446	40,711
Lamb Weston Holdings, Inc.	6,710	577,261
Lancaster Colony Corp.	701	112,230
Limoneira Co.	224	4,308
Nomad Foods Ltd.*	13,200	295,284
Pilgrim’s Pride Corp.*	979	32,028
Post Holdings, Inc.*	1,470	160,377
Sanderson Farms, Inc.	837	147,496
Simply Good Foods Co. (The)*	13,500	385,290
Tootsie Roll Industries, Inc.	738	25,195
TreeHouse Foods, Inc.*	487	23,620

		2,416,395

Household Products (0.1%)
WD-40 Co.	686	133,180

Personal Products (0.2%)
BellRing Brands, Inc., Class A*	5,922	126,079
elf Beauty, Inc.*	210	3,387
Herbalife Nutrition Ltd.*	731	34,847
Inter Parfums, Inc.	895	65,076
Lifevantage Corp.*	720	11,239

See Notes to Financial Statements.

176

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Medifast, Inc. (x)	551	$60,379
Revlon, Inc., Class A (x)*	320	6,854
USANA Health Sciences, Inc.*	608	47,758
Youngevity International, Inc. (x)*	430	1,402

		357,021

Tobacco (0.0%)
22nd Century Group, Inc. (x)*	5,842	6,426
Turning Point Brands, Inc. (x)	428	12,241
Vector Group Ltd.	5,158	69,066

		87,733

Total Consumer Staples		5,039,397

Energy (0.6%)
Energy Equipment & Services (0.3%)
Cactus, Inc., Class A	9,333	320,309
DMC Global, Inc. (x)	723	32,492
FTS International, Inc.*	796	828
Liberty Oilfield Services, Inc., Class A	23,279	258,862
ProPetro Holding Corp.*	2,346	26,392
RigNet, Inc.*	653	4,310
Solaris Oilfield Infrastructure, Inc., Class A (x)	1,578	22,092
US Well Services, Inc.*	799	1,510

		666,795

Oil, Gas & Consumable Fuels (0.3%)
Altus Midstream Co. (x)*	2,605	7,450
Ardmore Shipping Corp.*	335	3,032
Brigham Minerals, Inc., Class A	590	12,650
Callon Petroleum Co. (x)*	58,100	280,623
CVR Energy, Inc.	636	25,714
Dorian LPG Ltd.*	292	4,520
Equitrans Midstream Corp.	1,084	14,482
Evolution Petroleum Corp.	1,271	6,952
Falcon Minerals Corp.	314	2,217
GasLog Ltd.	1,390	13,608
Golar LNG Ltd.	399	5,674
Goodrich Petroleum Corp.*	287	2,881
Jagged Peak Energy, Inc. (x)*	1,689	14,340
Matador Resources Co.*	575	10,333
NextDecade Corp. (x)*	573	3,518
Parsley Energy, Inc., Class A	7,885	149,105
PrimeEnergy Resources Corp.*	19	2,874
Ring Energy, Inc. (x)*	1,339	3,535
Rosehill Resources, Inc.*	569	728
Tellurian, Inc. (x)*	4,877	35,505
Uranium Energy Corp. (x)*	9,219	8,474

		608,215

Total Energy		1,275,010

Financials (5.3%)
Banks (1.5%)
Ameris Bancorp	487	20,717
Atlantic Capital Bancshares, Inc.*	109	2,000
Bank First Corp. (x)	284	19,883
Bank of NT Butterfield & Son Ltd. (The)	937	34,688
Baycom Corp.*	188	4,275
Cambridge Bancorp (x)	58	4,649
Century Bancorp, Inc., Class A	25	2,249
CIT Group, Inc.	414	18,891
City Holding Co.	80	6,556
CNB Financial Corp.	77	2,516
Coastal Financial Corp.*	244	4,019
Eagle Bancorp, Inc.	104	5,057
Esquire Financial Holdings, Inc.*	133	3,467
FB Financial Corp.	413	16,351
Fidelity D&D Bancorp, Inc. (x)	58	3,608
First Capital, Inc. (x)	18	1,314
First Financial Bankshares, Inc. (x)	6,590	231,309
First Financial Corp.	43	1,966
First Foundation, Inc.	628	10,927
Glacier Bancorp, Inc.	589	27,088
Hanmi Financial Corp.	170	3,399
HarborOne Bancorp, Inc.*	649	7,132
Heritage Commerce Corp.	314	4,029
HomeTrust Bancshares, Inc.	271	7,271
Independent Bank Corp./MA	164	13,653
Independent Bank Corp./MI	298	6,750
Independent Bank Group, Inc.	436	24,172
Investar Holding Corp.	150	3,600
Lakeland Financial Corp.	917	44,869
Malvern Bancorp, Inc.*	94	2,170
Metropolitan Bank Holding Corp.*	5,000	241,150
Midland States Bancorp, Inc.	131	3,794
National Bank Holdings Corp., Class A	193	6,797
People’s Utah Bancorp	49	1,476
Pinnacle Financial Partners, Inc.	8,700	556,800
Preferred Bank	214	12,859
Prosperity Bancshares, Inc.	3,163	227,388
Reliant Bancorp, Inc.	42	934
Richmond Mutual Bancorporation, Inc. (x)*	75	1,197
Seacoast Banking Corp. of Florida*	415	12,686
ServisFirst Bancshares, Inc.	1,976	74,456
Signature Bank	1,318	180,052
Stock Yards Bancorp, Inc.	222	9,115
SVB Financial Group*	1,320	331,373
Synovus Financial Corp.	568	22,266
TCF Financial Corp.	10,211	477,875
TriState Capital Holdings, Inc.*	334	8,724
Triumph Bancorp, Inc.*	586	22,280
Union Bankshares, Inc.	56	2,030
United Community Banks, Inc.	335	10,345
Unity Bancorp, Inc.	49	1,106
Veritex Holdings, Inc.	621	18,090
West Bancorporation, Inc.	181	4,639
Westamerica Bancorp	248	16,807
Western Alliance Bancorp	10,246	584,022

		3,366,836

Capital Markets (2.4%)
Ares Management Corp.	17,482	623,933
Artisan Partners Asset Management, Inc., Class A	1,389	44,892

See Notes to Financial Statements.

177

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Assetmark Financial Holdings, Inc.*	318	$9,228
Blackstone Group, Inc. (The), Class A	8,351	467,155
Blucora, Inc.*	1,793	46,869
Cohen & Steers, Inc.	1,129	70,856
Cowen, Inc., Class A*	669	10,537
Diamond Hill Investment Group, Inc.	140	19,664
Evercore, Inc., Class A	3,787	283,116
FactSet Research Systems, Inc.	1,902	510,307
Federated Investors, Inc., Class B	4,846	157,931
Focus Financial Partners, Inc., Class A*	1,565	46,121
GAMCO Investors, Inc., Class A	233	4,541
Greenhill & Co., Inc.	866	14,791
Hamilton Lane, Inc., Class A	1,126	67,110
Houlihan Lokey, Inc.	10,901	532,732
Ladenburg Thalmann Financial Services, Inc.	5,605	19,505
Lazard Ltd., Class A	1,877	75,005
LPL Financial Holdings, Inc.	4,078	376,195
MarketAxess Holdings, Inc.	1,871	709,315
Moelis & Co., Class A	1,981	63,233
Morningstar, Inc.	989	149,646
PJT Partners, Inc., Class A	681	30,734
Pzena Investment Management, Inc., Class A	871	7,508
Safeguard Scientifics, Inc.	1,015	11,145
Sculptor Capital Management, Inc.	456	10,078
SEI Investments Co.	3,053	199,910
Siebert Financial Corp. (x)*	384	3,322
Silvercrest Asset Management Group, Inc., Class A	466	5,862
Stifel Financial Corp.	7,156	434,011
Tradeweb Markets, Inc., Class A	7,700	356,895
Value Line, Inc.	44	1,272
Virtu Financial, Inc., Class A (x)	1,127	18,021
Virtus Investment Partners, Inc.	46	5,599
WisdomTree Investments, Inc.	2,622	12,690

		5,399,729

Consumer Finance (0.4%)
Credit Acceptance Corp.*	470	207,895
Curo Group Holdings Corp.*	893	10,877
Elevate Credit, Inc.*	714	3,177
Enova International, Inc.*	1,117	26,875
FirstCash, Inc.	2,096	169,001
Green Dot Corp., Class A*	2,050	47,765
Oportun Financial Corp. (x)*	154	3,665
PRA Group, Inc.*	7,900	286,770
Regional Management Corp.*	233	6,997
World Acceptance Corp.*	147	12,701

		775,723

Diversified Financial Services (0.1%)
FGL Holdings	7,100	75,615
Marlin Business Services Corp.	122	2,682
Voya Financial, Inc.	491	29,941

		108,238

Insurance (0.7%)
Alleghany Corp.*	75	59,968
Axis Capital Holdings Ltd.	416	24,727
Brown & Brown, Inc.	718	28,347
BRP Group, Inc., Class A*	231	3,708
Crawford & Co., Class A	725	8,316
eHealth, Inc.*	1,141	109,627
Enstar Group Ltd.*	103	21,307
Erie Indemnity Co., Class A	822	136,452
Everest Re Group Ltd.	619	171,364
FedNat Holding Co.	287	4,773
Global Indemnity Ltd.	88	2,607
Goosehead Insurance, Inc., Class A (x)	577	24,465
Health Insurance Innovations, Inc., Class A (x)*	505	9,741
Heritage Insurance Holdings, Inc.	133	1,762
Investors Title Co.	15	2,388
James River Group Holdings Ltd.	719	29,630
Kemper Corp.	606	46,965
Kinsale Capital Group, Inc.	1,021	103,795
MBIA, Inc.*	411	3,822
National General Holdings Corp.	2,095	46,299
Palomar Holdings, Inc.*	625	31,556
Primerica, Inc.	1,503	196,232
ProSight Global, Inc.*	156	2,516
RenaissanceRe Holdings Ltd.	843	165,245
RLI Corp.	2,015	181,390
Selective Insurance Group, Inc.	1,355	88,332
State Auto Financial Corp.	65	2,016
Trupanion, Inc. (x)*	1,467	54,954
United Fire Group, Inc.	94	4,111
Universal Insurance Holdings, Inc.	545	15,255

		1,581,670

Thrifts & Mortgage Finance (0.2%)
Axos Financial, Inc.*	1,870	56,624
Entegra Financial Corp.*	35	1,056
Essent Group Ltd.	2,447	127,220
Federal Agricultural Mortgage Corp., Class C	140	11,690
FS Bancorp, Inc.	34	2,169
Greene County Bancorp, Inc.	132	3,800
Hingham Institution for Savings	35	7,357
Kearny Financial Corp.	1,336	18,477
LendingTree, Inc.*	391	118,645
Meridian Bancorp, Inc.	358	7,192
Meta Financial Group, Inc.	1,062	38,774
Mr Cooper Group, Inc.*	1,884	23,569
NMI Holdings, Inc., Class A*	3,327	110,390
PCSB Financial Corp.	109	2,207
Southern Missouri Bancorp, Inc.	29	1,112
United Community Financial Corp.	378	4,407
Walker & Dunlop, Inc.	168	10,866
Waterstone Financial, Inc.	133	2,531

		548,086

Total Financials		11,780,282

See Notes to Financial Statements.

178

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Health Care (23.5%)
Biotechnology (9.6%)
89bio, Inc. (x)*	108	$2,839
ACADIA Pharmaceuticals, Inc.*	5,675	242,777
Acceleron Pharma, Inc.*	1,900	100,738
ADMA Biologics, Inc. (x)*	2,301	9,204
Aduro Biotech, Inc.*	2,904	3,427
Adverum Biotechnologies, Inc.*	2,741	31,576
Aeglea BioTherapeutics, Inc.*	212	1,620
Affimed NV (x)*	2,579	7,066
Agenus, Inc.*	5,462	22,230
AgeX Therapeutics, Inc. (x)*	1,090	1,984
Agios Pharmaceuticals, Inc.*	289	13,800
Aimmune Therapeutics, Inc. (x)*	8,724	291,992
Akcea Therapeutics, Inc. (x)*	632	10,706
Akero Therapeutics, Inc. (x)*	185	4,106
Albireo Pharma, Inc. (x)*	575	14,616
Aldeyra Therapeutics, Inc.*	895	5,200
Alector, Inc. (x)*	1,546	26,638
Allakos, Inc. (x)*	974	92,881
Allogene Therapeutics, Inc. (x)*	7,504	194,954
Alnylam Pharmaceuticals, Inc.*	4,497	517,919
Amicus Therapeutics, Inc.*	13,062	127,224
AnaptysBio, Inc.*	1,070	17,387
Anavex Life Sciences Corp. (x)*	2,214	5,734
Apellis Pharmaceuticals, Inc.*	2,485	76,091
Applied Therapeutics, Inc.*	250	6,820
Aprea Therapeutics, Inc.*	241	11,059
Arena Pharmaceuticals, Inc.*	5,132	233,095
Argenx SE (ADR)*	1,000	160,520
ArQule, Inc.*	5,193	103,652
Arrowhead Pharmaceuticals, Inc.*	4,733	300,214
Ascendis Pharma A/S (ADR)*	6,964	968,832
Assembly Biosciences, Inc.*	126	2,578
Atara Biotherapeutics, Inc.*	2,621	43,168
Athenex, Inc.*	3,487	53,246
Athersys, Inc. (x)*	6,651	8,181
Atreca, Inc., Class A*	250	3,867
Audentes Therapeutics, Inc.*	2,244	134,281
Avid Bioservices, Inc.*	2,635	20,210
Avrobio, Inc.*	1,046	21,056
Baudax Bio, Inc.*	396	2,740
BeiGene Ltd. (ADR)*	1,019	168,909
Beyondspring, Inc. (x)*	579	8,975
BioCryst Pharmaceuticals, Inc.*	6,110	21,080
Biohaven Pharmaceutical Holding Co. Ltd.*	6,772	368,668
BioSpecifics Technologies Corp.*	317	18,050
Bioxcel Therapeutics, Inc.*	310	4,529
Blueprint Medicines Corp.*	5,687	455,586
Bridgebio Pharma, Inc. (x)*	904	31,685
Cabaletta Bio, Inc.*	338	4,722
Calithera Biosciences, Inc.*	270	1,542
Calyxt, Inc. (x)*	482	3,379
CareDx, Inc.*	2,000	43,140
CASI Pharmaceuticals, Inc.*	2,285	7,061
Castle Biosciences, Inc. (x)*	140	4,812
Catalyst Pharmaceuticals, Inc.*	4,945	18,544
Celcuity, Inc.*	319	3,394
Cellular Biomedicine Group, Inc. (x)*	445	7,227
CEL-SCI Corp. (x)*	1,219	11,154
Checkpoint Therapeutics, Inc.*	1,185	2,038
ChemoCentryx, Inc.*	2,089	82,620
Clovis Oncology, Inc. (x)*	2,521	26,281
Coherus Biosciences, Inc.*	6,919	124,577
Constellation Pharmaceuticals, Inc. (x)*	707	33,307
Corbus Pharmaceuticals Holdings, Inc. (x)*	3,066	16,740
Cortexyme, Inc. (x)*	465	26,105
Crinetics Pharmaceuticals, Inc.*	570	14,301
Cue Biopharma, Inc.*	998	15,843
Cyclerion Therapeutics, Inc.*	1,158	3,150
Cytokinetics, Inc.*	2,579	27,363
CytomX Therapeutics, Inc.*	2,323	19,304
Deciphera Pharmaceuticals, Inc.*	11,789	733,747
Denali Therapeutics, Inc.*	2,475	43,114
Dicerna Pharmaceuticals, Inc.*	2,552	56,221
Dynavax Technologies Corp. (x)*	3,755	21,479
Eagle Pharmaceuticals, Inc.*	460	27,637
Editas Medicine, Inc.*	2,573	76,187
Eidos Therapeutics, Inc. (x)*	567	32,540
Eiger BioPharmaceuticals, Inc. (x)*	1,209	18,014
Emergent BioSolutions, Inc.*	7,975	430,251
Enanta Pharmaceuticals, Inc.*	885	54,675
Epizyme, Inc.*	2,930	72,078
Esperion Therapeutics, Inc. (x)*	1,287	76,744
Evelo Biosciences, Inc. (x)*	149	605
Exact Sciences Corp.*	14,351	1,327,180
Exelixis, Inc.*	6,282	110,689
Fate Therapeutics, Inc.*	3,033	59,356
FibroGen, Inc.*	3,566	152,946
Flexion Therapeutics, Inc.*	1,744	36,101
Forty Seven, Inc.*	1,114	43,858
Frequency Therapeutics, Inc.*	195	3,418
G1 Therapeutics, Inc.*	1,013	26,774
Galapagos NV*	2,517	526,549
Galapagos NV (ADR) (x)*	451	93,280
Galectin Therapeutics, Inc. (x)*	1,996	5,709
Global Blood Therapeutics, Inc.*	7,121	566,048
GlycoMimetics, Inc.*	1,746	9,236
Gossamer Bio, Inc.*	6,754	105,565
Gritstone Oncology, Inc. (x)*	297	2,664
Halozyme Therapeutics, Inc.*	7,273	128,950
Harpoon Therapeutics, Inc.*	150	2,218
Heron Therapeutics, Inc.*	23,132	543,602
Homology Medicines, Inc.*	1,256	25,999
Hookipa Pharma, Inc.*	540	6,604
IGM Biosciences, Inc.*	173	6,602
ImmunoGen, Inc.*	4,157	21,221
Immunomedics, Inc.*	7,961	168,455
Incyte Corp.*	4,140	361,505
Inovio Pharmaceuticals, Inc. (x)*	4,810	15,873
Insmed, Inc.*	4,554	108,750
Intellia Therapeutics, Inc. (x)*	1,415	20,758
Intercept Pharmaceuticals, Inc. (x)*	1,264	156,635
Intrexon Corp. (x)*	955	5,233
Invitae Corp. (x)*	17,160	276,791
Ionis Pharmaceuticals, Inc.*	13,678	826,288
Iovance Biotherapeutics, Inc.*	20,773	574,997
Ironwood Pharmaceuticals, Inc.*	7,825	104,151

See Notes to Financial Statements.

179

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Kadmon Holdings, Inc. (x)*	7,796	$35,316
KalVista Pharmaceuticals, Inc.*	603	10,739
Karuna Therapeutics, Inc. (x)*	176	13,260
Karyopharm Therapeutics, Inc. (x)*	2,979	57,107
Kezar Life Sciences, Inc.*	54	217
Kindred Biosciences, Inc.*	1,912	16,214
Kiniksa Pharmaceuticals Ltd., Class A*	677	7,488
Kodiak Sciences, Inc.*	2,923	210,310
Krystal Biotech, Inc.*	537	29,739
Kura Oncology, Inc.*	1,741	23,939
La Jolla Pharmaceutical Co. (x)*	1,065	4,185
Lexicon Pharmaceuticals, Inc. (x)*	1,977	8,205
Ligand Pharmaceuticals, Inc.*	147	15,331
LogicBio Therapeutics, Inc. (x)*	418	3,010
MacroGenics, Inc.*	1,154	12,556
Madrigal Pharmaceuticals, Inc.*	1,483	135,116
Magenta Therapeutics, Inc. (x)*	1,006	15,251
MannKind Corp. (x)*	9,473	12,220
Marker Therapeutics, Inc. (x)*	1,396	4,020
Medicines Co. (The) (x)*	1,279	108,638
MediciNova, Inc. (x)*	2,161	14,565
MEI Pharma, Inc.*	3,516	8,720
MeiraGTx Holdings plc*	873	17,477
Millendo Therapeutics, Inc.*	485	3,269
Minerva Neurosciences, Inc.*	1,241	8,824
Mirati Therapeutics, Inc.*	1,367	176,152
Mirum Pharmaceuticals, Inc.*	112	2,746
Moderna, Inc. (x)*	9,496	185,742
Molecular Templates, Inc.*	559	7,818
Momenta Pharmaceuticals, Inc.*	4,893	96,539
Morphic Holding, Inc. (x)*	191	3,278
Mustang Bio, Inc.*	1,433	5,847
Myriad Genetics, Inc.*	430	11,709
Natera, Inc.*	3,136	105,652
Neurocrine Biosciences, Inc.*	9,226	991,703
NextCure, Inc. (x)*	4,136	232,981
Novavax, Inc. (x)*	477	1,898
Oncocyte Corp. (x)*	1,110	2,498
Organogenesis Holdings, Inc.*	543	2,612
Oyster Point Pharma, Inc.*	197	4,815
Palatin Technologies, Inc. (x)*	10,696	8,366
Pfenex, Inc.*	17,323	190,207
PhaseBio Pharmaceuticals, Inc. (x)*	708	4,326
Pieris Pharmaceuticals, Inc.*	2,398	8,681
Portola Pharmaceuticals, Inc.*	3,821	91,245
Precision BioSciences, Inc. (x)*	6,582	91,424
Prevail Therapeutics, Inc.*	286	4,527
Principia Biopharma, Inc.*	862	47,220
Progenics Pharmaceuticals, Inc.*	4,388	22,335
Protagonist Therapeutics, Inc.*	560	3,948
PTC Therapeutics, Inc.*	14,028	673,765
Puma Biotechnology, Inc. (x)*	1,589	13,904
Ra Pharmaceuticals, Inc.*	1,780	83,535
Radius Health, Inc.*	2,327	46,912
REGENXBIO, Inc.*	1,643	67,314
Replimune Group, Inc.*	580	8,323
Retrophin, Inc.*	2,139	30,374
Rhythm Pharmaceuticals, Inc.*	1,421	32,626
Rigel Pharmaceuticals, Inc.*	7,849	16,797
Rocket Pharmaceuticals, Inc.*	1,536	34,959
Rubius Therapeutics, Inc. (x)*	1,804	17,138
Sage Therapeutics, Inc.*	8,147	588,132
Sangamo Therapeutics, Inc.*	4,197	35,129
Sarepta Therapeutics, Inc.*	6,286	811,145
Savara, Inc. (x)*	1,759	7,880
Scholar Rock Holding Corp.*	890	11,730
Seattle Genetics, Inc.*	9,121	1,042,165
Seres Therapeutics, Inc.*	1,814	6,258
Solid Biosciences, Inc. (x)*	123	547
Sorrento Therapeutics, Inc. (x)*	6,481	21,906
Spectrum Pharmaceuticals, Inc.*	5,286	19,241
SpringWorks Therapeutics, Inc.*	381	14,665
Stemline Therapeutics, Inc.*	2,280	24,236
Stoke Therapeutics, Inc.*	362	10,252
Sutro Biopharma, Inc.*	113	1,243
Syndax Pharmaceuticals, Inc.*	1,036	9,096
Synthorx, Inc.*	431	30,123
Syros Pharmaceuticals, Inc.*	1,785	12,334
TCR2 Therapeutics, Inc.*	62	885
TG Therapeutics, Inc. (x)*	3,793	42,102
Tocagen, Inc.*	1,097	585
Translate Bio, Inc. (x)*	1,517	12,348
Turning Point Therapeutics, Inc.*	1,320	82,223
Twist Bioscience Corp.*	1,098	23,058
Tyme Technologies, Inc. (x)*	3,086	4,320
Ultragenyx Pharmaceutical, Inc.*	7,324	312,808
UNITY Biotechnology, Inc. (x)*	969	6,986
UroGen Pharma Ltd. (x)*	967	32,269
Vanda Pharmaceuticals, Inc.*	2,686	44,077
VBI Vaccines, Inc. (x)*	7,064	9,748
Veracyte, Inc.*	2,405	67,148
Vericel Corp.*	2,269	39,481
Viela Bio, Inc.*	179	4,860
Viking Therapeutics, Inc. (x)*	337	2,703
Vir Biotechnology, Inc. (x)*	258	3,244
Voyager Therapeutics, Inc.*	1,246	17,382
X4 Pharmaceuticals, Inc.*	595	6,367
XBiotech, Inc. (x)*	973	18,161
Xencor, Inc. (x)*	2,413	82,983
Y-mAbs Therapeutics, Inc.*	1,172	36,625
ZIOPHARM Oncology, Inc. (x)*	8,280	39,082

		21,178,770

Health Care Equipment & Supplies (6.7%)
ABIOMED, Inc.*	3,901	665,472
Accuray, Inc.*	4,506	12,707
Alphatec Holdings, Inc.*	1,749	12,409
Antares Pharma, Inc.*	8,350	39,245
Apyx Medical Corp.*	204	1,726
AtriCure, Inc.*	1,919	62,387
Atrion Corp.	74	55,611
Axogen, Inc.*	1,750	31,307
Axonics Modulation Technologies, Inc. (x)*	798	22,113
BioLife Solutions, Inc. (x)*	346	5,598
BioSig Technologies, Inc. (x)*	809	4,789
Cantel Medical Corp.	1,079	76,501
Cardiovascular Systems, Inc.*	1,744	84,741
Cerus Corp.*	6,226	26,274
Conformis, Inc.*	3,297	4,945

See Notes to Financial Statements.

180

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
CONMED Corp.	1,365	$152,648
CryoLife, Inc.*	1,886	51,092
CryoPort, Inc. (x)*	1,612	26,534
Cutera, Inc.*	711	25,461
CytoSorbents Corp. (x)*	1,609	6,195
DexCom, Inc.*	9,510	2,080,217
Envista Holdings Corp.*	4,679	138,686
GenMark Diagnostics, Inc.*	2,813	13,531
Glaukos Corp.*	1,948	106,108
Globus Medical, Inc., Class A*	3,838	225,981
Haemonetics Corp.*	12,996	1,493,240
Heska Corp.*	358	34,346
Hill-Rom Holdings, Inc.	1,747	198,337
ICU Medical, Inc.*	288	53,891
Inogen, Inc.*	898	61,360
Insulet Corp.*	11,855	2,029,576
Integer Holdings Corp.*	7,084	569,766
IntriCon Corp. (x)*	428	7,704
iRadimed Corp.*	222	5,190
iRhythm Technologies, Inc.*	7,316	498,146
Lantheus Holdings, Inc.*	1,958	40,159
LeMaitre Vascular, Inc.	719	25,848
LivaNova plc*	1,919	144,750
Masimo Corp.*	2,405	380,134
Meridian Bioscience, Inc.	196	1,915
Merit Medical Systems, Inc.*	2,741	85,574
Mesa Laboratories, Inc.	196	48,882
Misonix, Inc.*	380	7,072
Natus Medical, Inc.*	1,640	54,104
Neogen Corp.*	6,554	427,714
Neuronetics, Inc.*	3,898	17,502
Nevro Corp.*	4,904	576,416
Novocure Ltd.*	6,925	583,570
NuVasive, Inc.*	2,616	202,321
Orthofix Medical, Inc.*	706	32,603
OrthoPediatrics Corp.*	454	21,333
Penumbra, Inc.*	7,465	1,226,276
Pulse Biosciences, Inc. (x)*	585	7,845
Quidel Corp.*	1,765	132,428
Rockwell Medical, Inc. (x)*	2,862	6,983
Senseonics Holdings, Inc. (x)*	6,485	5,940
Shockwave Medical, Inc. (x)*	1,280	56,218
SI-BONE, Inc.*	830	17,845
Sientra, Inc.*	1,665	14,885
Silk Road Medical, Inc.*	788	31,819
Soliton, Inc. (x)*	265	2,910
STAAR Surgical Co.*	2,206	77,585
STERIS plc	253	38,562
Surmodics, Inc.*	676	28,007
Tactile Systems Technology, Inc.*	937	63,257
Tandem Diabetes Care, Inc.*	15,645	932,598
TransEnterix, Inc. (x)*	489	719
TransMedics Group, Inc. (x)*	584	11,102
Utah Medical Products, Inc.	152	16,401
Vapotherm, Inc.*	737	8,962
Varex Imaging Corp.*	840	25,040
ViewRay, Inc. (x)*	3,584	15,124
West Pharmaceutical Services, Inc.	2,811	422,578
Wright Medical Group NV*	6,350	193,548
Zynex, Inc. (x)*	802	6,312

		14,876,675

Health Care Providers & Services (2.2%)
Addus HomeCare Corp.*	612	59,499
Amedisys, Inc.*	5,105	852,127
American Renal Associates Holdings, Inc.*	377	3,910
AMN Healthcare Services, Inc.*	2,297	143,126
Apollo Medical Holdings, Inc. (x)*	323	5,946
Avalon GloboCare Corp. (x)*	976	1,884
BioTelemetry, Inc.*	1,688	78,154
Catasys, Inc. (x)*	366	5,969
Chemed Corp.	794	348,772
CorVel Corp.*	429	37,477
Cross Country Healthcare, Inc.*	263	3,056
Encompass Health Corp.	2,497	172,967
Ensign Group, Inc. (The)	2,517	114,196
Exagen, Inc. (x)*	174	4,420
Genesis Healthcare, Inc.*	4,182	6,859
Guardant Health, Inc.*	8,273	646,452
Hanger, Inc.*	302	8,338
HealthEquity, Inc.*	8,491	628,928
Joint Corp. (The)*	676	10,911
LHC Group, Inc.*	1,517	208,982
Magellan Health, Inc.*	621	48,593
Molina Healthcare, Inc.*	2,451	332,576
National Research Corp.	621	40,949
Option Care Health, Inc.*	554	2,066
Pennant Group, Inc. (The)*	1,295	42,826
PetIQ, Inc. (x)*	974	24,399
Progyny, Inc.*	231	6,341
Providence Service Corp. (The)*	603	35,686
R1 RCM, Inc.*	5,291	68,677
RadNet, Inc.*	2,167	43,990
Select Medical Holdings Corp.*	5,617	131,101
Surgery Partners, Inc.*	89	1,393
Tenet Healthcare Corp.*	4,826	183,533
Tivity Health, Inc.*	24,500	498,453
US Physical Therapy, Inc.	643	73,527

		4,876,083

Health Care Technology (1.1%)
Castlight Health, Inc., Class B*	5,196	6,911
Change Healthcare, Inc. (x)*	1,256	20,586
Evolent Health, Inc., Class A*	884	8,000
Health Catalyst, Inc. (x)*	351	12,180
HealthStream, Inc.*	516	14,035
HMS Holdings Corp.*	4,448	131,661
Inovalon Holdings, Inc., Class A (x)*	3,635	68,411
Inspire Medical Systems, Inc.*	5,777	428,711
Livongo Health, Inc. (x)*	12,727	318,939
NextGen Healthcare, Inc.*	2,794	44,899
Omnicell, Inc.*	2,083	170,223
OptimizeRx Corp. (x)*	702	7,209
Phreesia, Inc.*	6,080	161,971
Simulations Plus, Inc.	607	17,645
Tabula Rasa HealthCare, Inc. (x)*	1,007	49,021
Teladoc Health, Inc. (x)*	11,755	984,129
Vocera Communications, Inc. (x)*	1,591	33,029

		2,477,560

See Notes to Financial Statements.

181

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Life Sciences Tools & Services (1.9%)
10X Genomics, Inc., Class A*	3,724	$283,955
Accelerate Diagnostics, Inc. (x)*	1,410	23,829
Adaptive Biotechnologies Corp. (x)*	596	17,832
Agilent Technologies, Inc.	5,091	434,313
Avantor, Inc.*	11,342	205,857
Bio-Techne Corp.	1,897	416,410
Bruker Corp.	5,180	264,025
Charles River Laboratories International, Inc.*	2,432	371,512
ChromaDex Corp. (x)*	1,990	8,577
Codexis, Inc.*	2,731	43,669
Fluidigm Corp.*	3,571	12,427
ICON plc*	3,571	615,033
Medpace Holdings, Inc.*	1,412	118,693
NanoString Technologies, Inc.*	1,544	42,954
NeoGenomics, Inc.*	19,858	580,847
Pacific Biosciences of California, Inc.*	6,690	34,387
PerkinElmer, Inc.	1,246	120,987
Personalis, Inc.*	349	3,804
PRA Health Sciences, Inc.*	3,167	352,012
Quanterix Corp. (x)*	661	15,619
Repligen Corp.*	2,650	245,125
Syneos Health, Inc.*	231	13,739

		4,225,606

Pharmaceuticals (2.0%)
AcelRx Pharmaceuticals, Inc. (x)*	1,345	2,838
Acer Therapeutics, Inc. (x)*	185	742
Aerie Pharmaceuticals, Inc. (x)*	2,180	52,691
Akorn, Inc.*	558	837
Amneal Pharmaceuticals, Inc.*	5,788	27,898
Amphastar Pharmaceuticals, Inc.*	1,858	35,841
ANI Pharmaceuticals, Inc.*	472	29,108
Arvinas, Inc.*	1,064	43,720
Axsome Therapeutics, Inc. (x)*	1,255	129,717
BioDelivery Sciences International, Inc.*	4,219	26,664
Cara Therapeutics, Inc. (x)*	1,754	28,257
Cerecor, Inc. (x)*	1,106	5,961
Chiasma, Inc. (x)*	1,731	8,586
Collegium Pharmaceutical, Inc.*	10,858	223,458
Corcept Therapeutics, Inc.*	4,897	59,254
CorMedix, Inc. (x)*	1,217	8,860
Cymabay Therapeutics, Inc.*	3,556	6,970
Dermira, Inc. (x)*	4,166	63,156
Elanco Animal Health, Inc.*	21,676	638,358
Eloxx Pharmaceuticals, Inc. (x)*	1,137	8,368
Endo International plc*	652	3,058
Evofem Biosciences, Inc. (x)*	695	4,288
Evolus, Inc. (x)*	764	9,298
EyePoint Pharmaceuticals, Inc. (x)*	2,084	3,230
Fulcrum Therapeutics, Inc. (x)*	168	2,795
GW Pharmaceuticals plc (ADR) (x)*	4,265	445,948
Horizon Therapeutics plc*	1,103	39,929
Innoviva, Inc.*	3,253	46,062
Intersect ENT, Inc.*	1,586	39,491
Intra-Cellular Therapies, Inc. (x)*	1,163	39,902
Jazz Pharmaceuticals plc*	2,488	371,409
Kala Pharmaceuticals, Inc. (x)*	591	2,181
Kaleido Biosciences, Inc.*	261	1,310
Liquidia Technologies, Inc.*	693	2,963
Marinus Pharmaceuticals, Inc.*	2,595	5,605
MyoKardia, Inc.*	2,223	162,023
Nektar Therapeutics*	1,331	28,730
NGM Biopharmaceuticals, Inc. (x)*	1,141	21,097
Ocular Therapeutix, Inc. (x)*	2,185	8,631
Odonate Therapeutics, Inc.*	5,297	171,888
Omeros Corp. (x)*	2,404	33,872
Optinose, Inc. (x)*	1,286	11,857
Pacira BioSciences, Inc.*	2,066	93,590
Paratek Pharmaceuticals, Inc. (x)*	1,694	6,827
Phathom Pharmaceuticals, Inc.*	385	11,989
Phibro Animal Health Corp., Class A	996	24,731
Reata Pharmaceuticals, Inc., Class A*	3,380	690,973
Recro Pharma, Inc.*	991	18,165
resTORbio, Inc. (x)*	13	19
Revance Therapeutics, Inc.*	25,481	413,557
Satsuma Pharmaceuticals, Inc.*	205	4,034
SIGA Technologies, Inc. (x)*	2,833	13,513
Supernus Pharmaceuticals, Inc.*	2,544	60,344
TherapeuticsMD, Inc. (x)*	34,030	82,353
Theravance Biopharma, Inc.*	2,288	59,236
Tricida, Inc. (x)*	1,127	42,533
Verrica Pharmaceuticals, Inc.*	267	4,243
WaVe Life Sciences Ltd. (x)*	926	7,422
Xeris Pharmaceuticals, Inc. (x)*	1,304	9,193
Zogenix, Inc.*	2,177	113,487
Zynerba Pharmaceuticals, Inc. (x)*	1,166	7,043

		4,520,103

Total Health Care		52,154,797

Industrials (17.2%)
Aerospace & Defense (2.9%)
Aerojet Rocketdyne Holdings, Inc.*	2,560	116,890
AeroVironment, Inc.*	1,099	67,852
Astronics Corp.*	1,110	31,024
Axon Enterprise, Inc.*	16,807	1,231,617
BWX Technologies, Inc.	12,090	750,547
Cubic Corp.	9,757	620,252
Ducommun, Inc.*	96	4,851
Hexcel Corp.	11,250	824,738
Huntington Ingalls Industries, Inc.	1,612	404,419
Kratos Defense & Security Solutions, Inc.*	11,604	208,988
L3Harris Technologies, Inc.	5,045	998,254
Mercury Systems, Inc.*	9,933	686,470
Moog, Inc., Class A	1,390	118,609
National Presto Industries, Inc.	24	2,121
Parsons Corp.*	991	40,908
Spirit AeroSystems Holdings, Inc., Class A	4,689	341,734
Triumph Group, Inc.	637	16,097
Wesco Aircraft Holdings, Inc.*	680	7,494

		6,472,865

See Notes to Financial Statements.

182

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	3,017	$70,779
Expeditors International of Washington, Inc.	4,162	324,719
Forward Air Corp.	1,433	100,238
Radiant Logistics, Inc.*	2,009	11,190
XPO Logistics, Inc.*	2,682	213,756

		720,682

Airlines (0.7%)
Alaska Air Group, Inc.	2,808	190,242
Allegiant Travel Co.	4,685	815,377
JetBlue Airways Corp.*	1,366	25,572
Mesa Air Group, Inc.*	469	4,193
Spirit Airlines, Inc.*	14,458	582,802

		1,618,186

Building Products (1.6%)
AAON, Inc.	2,100	103,761
Advanced Drainage Systems, Inc.	2,138	83,040
Allegion plc	3,557	442,989
American Woodmark Corp.*	861	89,983
AO Smith Corp.	1,144	54,500
Apogee Enterprises, Inc.	1,143	37,147
Armstrong World Industries, Inc.	7,548	709,285
Builders FirstSource, Inc.*	5,314	135,029
Continental Building Products, Inc.*	861	31,366
CSW Industrials, Inc.	723	55,671
Fortune Brands Home & Security, Inc.	2,240	146,362
JELD-WEN Holding, Inc.*	2,965	69,411
Lennox International, Inc.	1,625	396,451
Masonite International Corp.*	1,147	82,825
Patrick Industries, Inc.	775	40,633
PGT Innovations, Inc.*	1,435	21,396
Simpson Manufacturing Co., Inc.	2,251	180,598
Trex Co., Inc.*	8,803	791,214
Universal Forest Products, Inc.	2,697	128,647

		3,600,308

Commercial Services & Supplies (2.3%)
Advanced Disposal Services, Inc.*	3,378	111,035
Brady Corp., Class A	2,001	114,577
Brink’s Co. (The)	7,167	649,904
Casella Waste Systems, Inc., Class A*	2,277	104,810
CECO Environmental Corp.*	137	1,049
Cimpress plc (x)*	1,005	126,399
Copart, Inc.*	12,730	1,157,666
Covanta Holding Corp.	6,022	89,367
Deluxe Corp.	136	6,789
Healthcare Services Group, Inc.	14,499	352,616
Heritage-Crystal Clean, Inc.*	548	17,191
Herman Miller, Inc.	2,919	121,576
HNI Corp.	1,705	63,869
IAA, Inc.*	6,167	290,219
Interface, Inc.	2,639	43,781
KAR Auction Services, Inc.	5,839	127,232
Kimball International, Inc., Class B	1,584	32,741
Knoll, Inc.	2,380	60,119
McGrath RentCorp	852	65,212
Mobile Mini, Inc.	6,417	243,269
MSA Safety, Inc.	1,784	225,426
Pitney Bowes, Inc.	4,012	16,168
Rollins, Inc.	7,160	237,426
Steelcase, Inc., Class A	1,083	22,158
Tetra Tech, Inc.	2,751	237,026
US Ecology, Inc.	10,017	580,085
Viad Corp.	984	66,420
VSE Corp.	30	1,141

		5,165,271

Construction & Engineering (0.9%)
Arcosa, Inc.	4,000	178,200
Argan, Inc.	645	25,890
Comfort Systems USA, Inc.	1,853	92,372
Construction Partners, Inc., Class A*	235	3,964
Dycom Industries, Inc.*	1,252	59,032
EMCOR Group, Inc.	2,109	182,007
Granite Construction, Inc.	15,361	425,039
Great Lakes Dredge & Dock Corp.*	2,785	31,554
IES Holdings, Inc.*	192	4,927
Jacobs Engineering Group, Inc.	5,210	468,014
MasTec, Inc.*	3,027	194,212
MYR Group, Inc.*	828	26,985
NV5 Global, Inc.*	526	26,537
Primoris Services Corp.	1,541	34,272
Quanta Services, Inc.	1,677	68,271
Sterling Construction Co., Inc.*	317	4,463
WillScot Corp.*	1,799	33,263

		1,859,002

Electrical Equipment (0.8%)
Acuity Brands, Inc.	541	74,658
Allied Motion Technologies, Inc.	365	17,702
American Superconductor Corp. (x)*	289	2,269
AMETEK, Inc.	5,163	514,958
Atkore International Group, Inc.*	2,324	94,029
AZZ, Inc.	399	18,334
Energous Corp. (x)*	1,470	2,602
EnerSys	1,423	106,483
Generac Holdings, Inc.*	3,104	312,231
Hubbell, Inc.	1,499	221,582
Plug Power, Inc. (x)*	12,446	39,329
Sensata Technologies Holding plc*	3,295	177,502
Sunrun, Inc.*	5,785	79,891
Thermon Group Holdings, Inc.*	445	11,926
TPI Composites, Inc.*	1,488	27,543
Vicor Corp.*	918	42,889
Vivint Solar, Inc. (x)*	2,251	16,342

		1,760,270

Industrial Conglomerates (0.5%)
Carlisle Cos., Inc.	6,339	1,025,904
Raven Industries, Inc.	1,823	62,820

		1,088,724

See Notes to Financial Statements.

183

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Machinery (4.5%)
Actuant Corp., Class A	1,366	$35,557
Alamo Group, Inc.	435	54,614
Albany International Corp., Class A	1,518	115,247
Allison Transmission Holdings, Inc.	5,526	267,016
Altra Industrial Motion Corp.	3,161	114,460
Barnes Group, Inc.	280	17,349
Blue Bird Corp.*	405	9,283
Chart Industries, Inc.*	1,782	120,267
Columbus McKinnon Corp.	718	28,742
Donaldson Co., Inc.	6,394	368,422
Douglas Dynamics, Inc.	1,097	60,335
Dover Corp.	3,923	452,165
Energy Recovery, Inc.*	1,942	19,012
EnPro Industries, Inc.	87	5,819
ESCO Technologies, Inc.	1,228	113,590
Evoqua Water Technologies Corp.*	3,698	70,077
Federal Signal Corp.	2,872	92,622
Flowserve Corp.	1,469	73,112
Franklin Electric Co., Inc.	2,230	127,824
Gardner Denver Holdings, Inc.*	11,041	404,984
Gencor Industries, Inc.*	85	992
Gorman-Rupp Co. (The)	166	6,225
Graco, Inc.	8,370	435,240
Harsco Corp.*	3,877	89,210
Helios Technologies, Inc.	1,439	66,525
Hillenbrand, Inc.	2,083	69,385
IDEX Corp.	5,041	867,052
Ingersoll-Rand plc	9,455	1,256,759
John Bean Technologies Corp.	1,564	176,200
Kadant, Inc.	566	59,622
Kennametal, Inc.	16,300	601,307
LB Foster Co., Class A*	47	911
Lincoln Electric Holdings, Inc.	2,787	269,587
Lindsay Corp.	1,995	191,500
Luxfer Holdings plc	1,228	22,730
Meritor, Inc.*	3,091	80,953
Middleby Corp. (The)*	2,798	306,437
Miller Industries, Inc.	51	1,894
Mueller Industries, Inc.	1,575	50,006
Mueller Water Products, Inc., Class A	4,770	57,145
Nordson Corp.	6,211	1,011,399
Omega Flex, Inc.	153	16,415
Proto Labs, Inc.*	1,324	134,452
RBC Bearings, Inc.*	1,221	193,333
REV Group, Inc.	248	3,033
Rexnord Corp.*	550	17,941
Spartan Motors, Inc.	1,303	23,558
SPX Corp.*	1,769	90,007
Tennant Co.	885	68,959
Terex Corp.	2,430	72,365
Toro Co. (The)	5,376	428,306
WABCO Holdings, Inc.*	2,171	294,171
Watts Water Technologies, Inc., Class A	800	79,808
Welbilt, Inc.*	6,638	103,619
Woodward, Inc.	2,292	271,464

		9,969,007

Marine (0.0%)
Scorpio Bulkers, Inc.	504	3,211

Professional Services (0.9%)
ASGN, Inc.*	2,235	158,618
Barrett Business Services, Inc.	370	33,470
BG Staffing, Inc.	226	4,947
CoStar Group, Inc.*	737	440,947
CRA International, Inc.	96	5,229
Exponent, Inc.	2,603	179,633
Forrester Research, Inc.*	550	22,935
Franklin Covey Co.*	497	16,018
FTI Consulting, Inc.*	176	19,476
Heidrick & Struggles International, Inc.	105	3,412
Huron Consulting Group, Inc.*	143	9,827
ICF International, Inc.	582	53,323
Insperity, Inc.	1,891	162,702
Kforce, Inc.	964	38,271
Korn Ferry	2,884	122,282
Mistras Group, Inc.*	148	2,112
Resources Connection, Inc.	506	8,263
Robert Half International, Inc.	5,726	361,597
TriNet Group, Inc.*	2,232	126,354
Upwork, Inc.*	27,306	291,355
Willdan Group, Inc. (x)*	513	16,303

		2,077,074

Road & Rail (0.7%)
Avis Budget Group, Inc.*	2,852	91,948
Heartland Express, Inc.	146	3,073
JB Hunt Transport Services, Inc.	2,500	291,950
Kansas City Southern	820	125,591
Knight-Swift Transportation Holdings, Inc.	11,456	410,583
Landstar System, Inc.	1,772	201,778
PAM Transportation Services, Inc.*	67	3,867
Saia, Inc.*	4,091	380,954
Universal Logistics Holdings, Inc.	425	8,058

		1,517,802

Trading Companies & Distributors (1.1%)
Air Lease Corp.	378	17,963
Applied Industrial Technologies, Inc.	1,954	130,312
Beacon Roofing Supply, Inc.*	15,159	484,785
EVI Industries, Inc. (x)*	232	6,273
Foundation Building Materials, Inc.*	214	4,141
General Finance Corp.*	301	3,332
GMS, Inc.*	853	23,099
H&E Equipment Services, Inc.	1,282	42,857
Herc Holdings, Inc.*	92	4,502
Kaman Corp.	207	13,645
Lawson Products, Inc.*	215	11,202
MRC Global, Inc.*	384	5,238
SiteOne Landscape Supply, Inc.*	7,361	667,275
Systemax, Inc.	473	11,901
Transcat, Inc.*	348	11,087
United Rentals, Inc.*	1,680	280,174

See Notes to Financial Statements.

184

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Univar Solutions, Inc.*	25,600	$620,544
Willis Lease Finance Corp.*	18	1,060

		2,339,390

Total Industrials		38,191,792

Information Technology (26.4%)
Communications Equipment (0.8%)
Acacia Communications, Inc.*	1,895	128,500
Calix, Inc.*	1,210	9,680
Cambium Networks Corp. (x)*	127	1,110
Casa Systems, Inc.*	1,471	6,016
Ciena Corp.*	6,939	296,226
Clearfield, Inc.*	572	7,974
DASAN Zhone Solutions, Inc.*	390	3,455
Extreme Networks, Inc.*	6,045	44,552
InterDigital, Inc.	1,592	86,748
Plantronics, Inc.	1,723	47,107
Ubiquiti, Inc. (x)	435	82,206
ViaSat, Inc.*	7,346	537,690
Viavi Solutions, Inc.*	37,332	559,980

		1,811,244

Electronic Equipment, Instruments & Components (2.0%)
Airgain, Inc.*	477	5,099
Akoustis Technologies, Inc. (x)*	1,296	10,368
Badger Meter, Inc.	1,458	94,668
Coda Octopus Group, Inc. (x)*	239	2,000
Cognex Corp.	8,303	465,300
Dolby Laboratories, Inc., Class A	429	29,515
ePlus, Inc.*	598	50,405
Fabrinet*	1,710	110,876
FARO Technologies, Inc.*	841	42,344
Fitbit, Inc., Class A (x)*	2,345	15,407
FLIR Systems, Inc.	590	30,721
II-VI, Inc.*	2,938	98,923
Insight Enterprises, Inc.*	672	47,235
IPG Photonics Corp.*	2,170	314,476
Iteris, Inc.*	2,024	10,100
Itron, Inc.*	1,718	144,226
Jabil, Inc.	1,655	68,401
Kimball Electronics, Inc.*	66	1,158
Littelfuse, Inc.	2,175	416,078
MTS Systems Corp.	310	14,889
Napco Security Technologies, Inc.*	593	17,428
National Instruments Corp.	376	15,920
nLight, Inc.*	1,673	33,929
Novanta, Inc.*	7,340	649,150
OSI Systems, Inc.*	849	85,528
PAR Technology Corp. (x)*	598	18,383
Plexus Corp.*	203	15,619
Rogers Corp.*	922	115,001
Sanmina Corp.*	693	23,728
Trimble, Inc.*	2,204	91,885
Vishay Precision Group, Inc.*	410	13,940
Wrap Technologies, Inc. (x)*	394	2,518
Zebra Technologies Corp., Class A*	5,767	1,473,123

		4,528,341

IT Services (3.9%)
Alliance Data Systems Corp.	220	24,684
Black Knight, Inc.*	7,307	471,155
Booz Allen Hamilton Holding Corp.	6,923	492,433
Brightcove, Inc.*	1,967	17,093
Cardtronics plc, Class A*	1,459	65,144
Cass Information Systems, Inc.	728	42,035
CoreLogic, Inc.*	238	10,403
CSG Systems International, Inc.	1,678	86,887
Endurance International Group Holdings, Inc.*	3,687	17,329
EPAM Systems, Inc.*	2,635	559,042
Euronet Worldwide, Inc.*	2,534	399,257
EVERTEC, Inc.	3,099	105,490
Evo Payments, Inc., Class A*	1,812	47,855
Exela Technologies, Inc. (x)*	1,709	697
ExlService Holdings, Inc.*	1,638	113,776
Genpact Ltd.	9,473	399,476
GoDaddy, Inc., Class A*	10,972	745,218
GTT Communications, Inc. (x)*	1,720	19,522
Hackett Group, Inc. (The)	1,143	18,448
I3 Verticals, Inc., Class A*	736	20,792
International Money Express, Inc.*	930	11,197
InterXion Holding NV*	4,300	360,383
Jack Henry & Associates, Inc.	7,995	1,164,632
Limelight Networks, Inc.*	2,361	9,633
ManTech International Corp., Class A	7,800	623,064
MAXIMUS, Inc.	3,218	239,387
MongoDB, Inc.*	2,121	279,145
NIC, Inc.	3,351	74,895
Okta, Inc.*	5,319	613,653
Paysign, Inc. (x)*	1,536	15,590
Perficient, Inc.*	1,557	71,731
Perspecta, Inc.	518	13,696
PRGX Global, Inc.*	1,124	5,530
Priority Technology Holdings, Inc.*	331	811
Sabre Corp.	2,362	53,003
Science Applications International Corp.	2,911	253,315
Switch, Inc., Class A	3,047	45,157
TTEC Holdings, Inc.	740	29,319
Tucows, Inc., Class A (x)*	488	30,149
Unisys Corp.*	1,841	21,834
USA Technologies, Inc. (x)*	15,500	114,700
Verra Mobility Corp.*	6,363	89,018
Virtusa Corp.*	1,413	64,051
WEX, Inc.*	2,176	455,785
Wix.com Ltd.*	3,000	367,140

		8,663,554

Semiconductors & Semiconductor Equipment (5.1%)
Adesto Technologies Corp. (x)*	1,156	9,826
Advanced Energy Industries, Inc.*	1,900	135,280
Advanced Micro Devices, Inc.*	50,893	2,333,953
Ambarella, Inc.*	654	39,606
Brooks Automation, Inc.	3,073	128,943
Cabot Microelectronics Corp.	1,461	210,852

See Notes to Financial Statements.

185

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
CEVA, Inc.*	1,028	$27,715
Cree, Inc.*	4,321	199,414
Diodes, Inc.*	510	28,749
DSP Group, Inc.*	402	6,327
Enphase Energy, Inc. (x)*	4,698	122,759
Entegris, Inc.	17,944	898,815
FormFactor, Inc.*	286	7,427
Ichor Holdings Ltd.*	258	8,584
Impinj, Inc. (x)*	768	19,860
Inphi Corp.*	8,810	652,116
Lattice Semiconductor Corp.*	56,771	1,086,597
Marvell Technology Group Ltd.	22,950	609,552
MaxLinear, Inc.*	3,321	70,472
Monolithic Power Systems, Inc.	4,524	805,362
NVE Corp.	224	15,994
ON Semiconductor Corp.*	15,770	384,473
Onto Innovation, Inc.*	15,080	551,023
PDF Solutions, Inc.*	126	2,128
Power Integrations, Inc.	1,405	138,969
Semtech Corp.*	9,225	488,002
Silicon Laboratories, Inc.*	6,372	739,025
Teradyne, Inc.	8,483	578,456
Universal Display Corp.	4,249	875,591
Xperi Corp.	526	9,731

		11,185,601

Software (14.3%)
2U, Inc.*	7,754	186,018
8x8, Inc.*	4,797	87,785
A10 Networks, Inc.*	2,237	15,368
ACI Worldwide, Inc.*	5,808	220,036
Agilysys, Inc.*	1,059	26,909
Alarm.com Holdings, Inc.*	1,881	80,827
Altair Engineering, Inc., Class A*	2,020	72,538
Alteryx, Inc., Class A (x)*	11,707	1,171,519
American Software, Inc., Class A	809	12,038
Anaplan, Inc.*	13,813	723,801
ANSYS, Inc.*	1,810	465,912
Appfolio, Inc., Class A*	805	88,510
Appian Corp. (x)*	1,713	65,454
Aspen Technology, Inc.*	9,041	1,093,328
Avalara, Inc.*	8,366	612,810
Benefitfocus, Inc.*	1,531	33,590
Bill.Com Holdings, Inc.*	3,200	121,760
Blackbaud, Inc.	2,464	196,134
Blackline, Inc.*	2,192	113,020
Bottomline Technologies DE, Inc.*	2,189	117,330
Box, Inc., Class A*	7,143	119,860
CDK Global, Inc.	6,170	337,376
Ceridian HCM Holding, Inc.*	3,808	258,487
ChannelAdvisor Corp.*	1,398	12,638
Cision Ltd.*	4,729	47,148
Cloudera, Inc. (x)*	791	9,199
Cloudflare, Inc., Class A*	18,900	322,434
CommVault Systems, Inc.*	2,060	91,958
Cornerstone OnDemand, Inc.*	2,853	167,043
Coupa Software, Inc.*	3,186	465,953
Digimarc Corp. (x)*	558	18,726
Digital Turbine, Inc.*	3,996	28,491
DocuSign, Inc.*	7,872	583,394
Domo, Inc., Class B*	893	19,396
Dynatrace, Inc.*	19,833	501,775
Ebix, Inc. (x)	1,202	40,159
eGain Corp.*	1,051	8,324
Elastic NV*	8,764	563,525
Envestnet, Inc.*	8,852	616,365
Everbridge, Inc.*	1,662	129,769
Fair Isaac Corp.*	4,374	1,638,850
FireEye, Inc.*	10,028	165,763
Five9, Inc.*	3,016	197,789
ForeScout Technologies, Inc.*	2,125	69,700
Guidewire Software, Inc.*	15,946	1,750,392
HubSpot, Inc.*	7,867	1,246,920
Ideanomics, Inc.*	2,447	2,094
Instructure, Inc.*	1,738	83,789
Intelligent Systems Corp. (x)*	352	14,059
j2 Global, Inc.	2,357	220,874
LivePerson, Inc.*	3,145	116,365
Majesco*	458	3,779
Manhattan Associates, Inc.*	10,125	807,469
Medallia, Inc. (x)*	652	20,284
MicroStrategy, Inc., Class A*	427	60,903
Mitek Systems, Inc.*	1,295	9,907
MobileIron, Inc.*	4,947	24,042
Model N, Inc.*	1,670	58,567
New Relic, Inc.*	2,505	164,604
Nutanix, Inc., Class A*	8,568	267,836
OneSpan, Inc.*	1,215	20,801
PagerDuty, Inc.*	6,999	163,707
Paycom Software, Inc.*	2,502	662,430
Paylocity Holding Corp.*	5,854	707,280
Pegasystems, Inc.	1,923	153,167
Phunware, Inc. (x)*	1,552	1,847
Ping Identity Holding Corp. (x)*	497	12,077
Pluralsight, Inc., Class A*	20,221	348,003
Progress Software Corp.	2,276	94,568
Proofpoint, Inc.*	2,830	324,827
PROS Holdings, Inc.*	1,683	100,845
PTC, Inc.*	5,269	394,595
Q2 Holdings, Inc.*	6,914	560,587
QAD, Inc., Class A	299	15,228
Qualys, Inc.*	1,686	140,562
Rapid7, Inc.*	2,453	137,417
RealPage, Inc.*	4,019	216,021
Rimini Street, Inc.*	1,018	3,950
RingCentral, Inc., Class A*	3,778	637,235
SailPoint Technologies Holding, Inc.*	4,378	103,321
ServiceNow, Inc.*	2,916	823,245
SharpSpring, Inc. (x)*	540	6,194
ShotSpotter, Inc. (x)*	415	10,583
Slack Technologies, Inc., Class A (x)*	36,041	810,202
Smartsheet, Inc., Class A*	14,334	643,883
SolarWinds Corp.*	684	12,688
Splunk, Inc.*	14,770	2,212,103
SPS Commerce, Inc.*	1,792	99,313
SVMK, Inc.*	4,390	78,449
Telaria, Inc.*	2,233	19,673
Telenav, Inc.*	857	4,165
Tenable Holdings, Inc.*	1,914	45,859
Teradata Corp.*	5,578	149,323
Trade Desk, Inc. (The), Class A*	3,723	967,161

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Tyler Technologies, Inc.*	1,950	$585,039
Upland Software, Inc.*	1,171	41,816
Varonis Systems, Inc.*	1,477	114,778
Verint Systems, Inc.*	3,169	175,436
VirnetX Holding Corp. (x)*	3,131	11,898
Workday, Inc., Class A*	5,721	940,818
Workiva, Inc.*	1,882	79,138
Yext, Inc.*	4,742	68,380
Zendesk, Inc.*	10,902	835,420
Zix Corp.*	2,758	18,699
Zoom Video Communications, Inc., Class A (x)*	11,268	766,675
Zscaler, Inc. (x)*	11,998	557,907
Zuora, Inc., Class A*	4,470	64,055

		31,712,061

Technology Hardware, Storage & Peripherals (0.3%)
AstroNova, Inc.	356	4,884
Avid Technology, Inc.*	1,447	12,415
Diebold Nixdorf, Inc.*	2,049	21,638
NCR Corp.*	6,422	225,798
Pure Storage, Inc., Class A*	22,963	392,897
Sonim Technologies, Inc. (x)*	186	675

		658,307

Total Information Technology		58,559,108

Materials (2.2%)
Chemicals (1.4%)
Advanced Emissions Solutions, Inc. (x)	790	8,295
Amyris, Inc. (x)*	273	844
Axalta Coating Systems Ltd.*	3,267	99,317
Balchem Corp.	1,616	164,234
CF Industries Holdings, Inc.	1,109	52,944
Chase Corp.	376	44,548
Element Solutions, Inc.*	3,967	46,335
Ferro Corp.*	3,432	50,897
FMC Corp.	4,770	476,141
GCP Applied Technologies, Inc.*	2,747	62,384
HB Fuller Co.	1,826	94,167
Ingevity Corp.*	8,072	705,331
Innospec, Inc.	1,071	110,784
Koppers Holdings, Inc.*	678	25,913
Kraton Corp.*	459	11,622
Marrone Bio Innovations, Inc.*	2,276	2,299
NewMarket Corp.	324	157,632
OMNOVA Solutions, Inc.*	2,233	22,576
Orion Engineered Carbons SA	2,066	39,874
PolyOne Corp.	3,702	136,197
Quaker Chemical Corp.	670	110,228
RPM International, Inc.	1,099	84,359
Scotts Miracle-Gro Co. (The)	2,003	212,679
Sensient Technologies Corp.	1,102	72,831
Stepan Co.	115	11,781
Tronox Holdings plc, Class A	2,131	24,336
Valhi, Inc.	386	722
WR Grace & Co.	2,884	201,447

		3,030,717

Construction Materials (0.1%)
Eagle Materials, Inc.	1,735	157,295
Forterra, Inc. (x)*	950	10,982
Summit Materials, Inc., Class A*	1,064	25,430
United States Lime & Minerals, Inc.	8	722
US Concrete, Inc.*	823	34,286

		228,715

Containers & Packaging (0.5%)
AptarGroup, Inc.	1,293	149,497
Avery Dennison Corp.	3,952	517,000
Berry Global Group, Inc.*	2,600	123,474
Crown Holdings, Inc.*	3,829	277,756
Myers Industries, Inc.	1,829	30,508
Sealed Air Corp.	593	23,619
UFP Technologies, Inc.*	49	2,431

		1,124,285

Metals & Mining (0.2%)
AK Steel Holding Corp.*	7,057	23,218
Cleveland-Cliffs, Inc. (x)	2,002	16,817
Compass Minerals International, Inc.	1,741	106,131
Kaiser Aluminum Corp.	397	44,023
Materion Corp.	427	25,385
Mayville Engineering Co., Inc.*	323	3,030
Novagold Resources, Inc.*	8,363	74,932
Royal Gold, Inc.	1,066	130,319
Ryerson Holding Corp.*	722	8,541
Worthington Industries, Inc.	434	18,306

		450,702

Paper & Forest Products (0.0%)
Boise Cascade Co.	479	17,498
Louisiana-Pacific Corp.	777	23,053
Neenah, Inc.	716	50,428
Verso Corp., Class A*	95	1,713

		92,692

Total Materials		4,927,111

Real Estate (2.3%)
Equity Real Estate Investment Trusts (REITs) (2.0%)
Alexander’s, Inc. (REIT)	107	35,347
American Assets Trust, Inc. (REIT)	2,457	112,776
American Finance Trust, Inc. (REIT)	359	4,760
American Homes 4 Rent (REIT), Class A	5,554	145,570
Americold Realty Trust (REIT)	9,740	341,484
Armada Hoffler Properties, Inc. (REIT)	864	15,854
Bluerock Residential Growth REIT, Inc. (REIT)	1,099	13,243
CareTrust REIT, Inc. (REIT)	3,677	75,857
Clipper Realty, Inc. (REIT)	770	8,162
Colony Capital, Inc. (REIT)	1,388	6,593
Community Healthcare Trust, Inc. (REIT)	558	23,916
CoreSite Realty Corp. (REIT)	5,671	635,833

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Easterly Government Properties, Inc. (REIT)	871	$20,669
EastGroup Properties, Inc. (REIT)	1,900	252,073
Equity LifeStyle Properties, Inc. (REIT)	8,844	622,529
Essential Properties Realty Trust, Inc. (REIT)	434	10,768
First Industrial Realty Trust, Inc. (REIT)	1,323	54,918
Four Corners Property Trust, Inc. (REIT)	3,421	96,438
GEO Group, Inc. (The) (REIT)	6,085	101,072
Gladstone Commercial Corp. (REIT)	469	10,252
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	230	7,401
Innovative Industrial Properties, Inc. (REIT) (x)	554	42,032
Iron Mountain, Inc. (REIT)	1,654	52,713
iStar, Inc. (REIT) (x)	2,150	31,197
Lamar Advertising Co. (REIT), Class A	4,319	385,514
LTC Properties, Inc. (REIT)	1,003	44,904
Monmouth Real Estate Investment Corp. (REIT)	649	9,398
National Health Investors, Inc. (REIT)	929	75,695
National Storage Affiliates Trust (REIT)	3,020	101,532
New Senior Investment Group, Inc. (REIT)	1,884	14,413
NexPoint Residential Trust, Inc. (REIT)	968	43,560
Outfront Media, Inc. (REIT)	1,132	30,360
Pennsylvania REIT (REIT) (x)	1,686	8,986
PS Business Parks, Inc. (REIT)	1,008	166,189
QTS Realty Trust, Inc. (REIT), Class A	2,860	155,212
Ryman Hospitality Properties, Inc. (REIT)	2,303	199,578
Safehold, Inc. (REIT) (x)	35	1,411
Saul Centers, Inc. (REIT)	558	29,451
Seritage Growth Properties (REIT), Class A (x)	161	6,453
Sun Communities, Inc. (REIT)	1,128	169,313
Tanger Factory Outlet Centers, Inc. (REIT) (x)	4,260	62,750
Terreno Realty Corp. (REIT)	336	18,191
UMH Properties, Inc. (REIT)	1,511	23,768
Uniti Group, Inc. (REIT) (x)	9,480	77,831
Universal Health Realty Income Trust (REIT)	562	65,956

		4,411,922

Real Estate Management & Development (0.3%)
Altisource Portfolio Solutions SA (x)*	33	638
Cushman & Wakefield plc*	5,233	106,963
eXp World Holdings, Inc. (x)*	1,098	12,440
Howard Hughes Corp. (The)*	640	81,152
Jones Lang LaSalle, Inc.	297	51,705
Kennedy-Wilson Holdings, Inc.	2,964	66,097
Marcus & Millichap, Inc.*	1,038	38,665
Maui Land & Pineapple Co., Inc.*	191	2,149
Newmark Group, Inc., Class A	6,602	88,830
Redfin Corp.*	4,498	95,088
RMR Group, Inc. (The), Class A	768	35,051

		578,778

Total Real Estate		4,990,700

Utilities (0.4%)
Electric Utilities (0.1%)
El Paso Electric Co.	354	24,033
Genie Energy Ltd., Class B	296	2,288
MGE Energy, Inc.	643	50,681
Otter Tail Corp.	901	46,212
Spark Energy, Inc., Class A	632	5,834

		129,048

Gas Utilities (0.1%)
Chesapeake Utilities Corp.	811	77,718
New Jersey Resources Corp.	294	13,103
Northwest Natural Holding Co.	219	16,147
South Jersey Industries, Inc.	667	21,998
Southwest Gas Holdings, Inc.	309	23,475

		152,441

Independent Power and Renewable Electricity Producers (0.0%)
Atlantic Power Corp.*	3,415	7,957
Ormat Technologies, Inc.	729	54,325
Sunnova Energy International, Inc.*	148	1,652
TerraForm Power, Inc., Class A	2,692	41,430

		105,364

Water Utilities (0.2%)
American States Water Co.	1,843	159,678
AquaVenture Holdings Ltd.*	101	2,739
California Water Service Group	2,319	119,568
Global Water Resources, Inc.	606	7,969
Middlesex Water Co.	662	42,083
Pure Cycle Corp.*	875	11,016
SJW Group	870	61,822
York Water Co. (The)	610	28,127

		433,002

Total Utilities		819,855

Total Common Stocks (98.3%) (Cost $151,879,148)		218,091,000

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Oncternal Therapeutics, Inc., CVR (r)*	29	—

Pharmaceuticals (0.0%)
Corium International, Inc., CVR (r)(x)*	15,966	2,155

Total Health Care		2,155

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Rights	Value (Note 1)
Materials (0.0%)
Chemicals (0.0%)
Schulman, Inc., CVR (r)*	1,228	$482

Total Materials		482

Total Rights (0.0%) (Cost $—)		2,637

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.5%)
JPMorgan Prime Money Market Fund, IM Shares	1,078,003	1,078,325

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.3%)
Cantor Fitzgerald & Co., 1.58%, dated 12/31/19, due 1/2/20, repurchase price $1,600,140, collateralized by various U.S. Government Agency Securities, ranging from 2.007%-7.500%, maturing 6/25/21-8/20/69; total market value $1,632,000. (xx)	$1,600,000	1,600,000
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,009,555, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $1,029,649. (xx)	1,009,460	1,009,460
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $600,057, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $612,000. (xx)	600,000	600,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $500,076, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $510,004. (xx)	500,000	500,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $1,000,309, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $1,020,000. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $300,029, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $326,667. (xx)	300,000	300,000

Total Repurchase Agreements		5,009,460

Total Short-Term Investments (2.8%) (Cost $6,087,853)		6,087,785

Total Investments in Securities (101.1%) (Cost $157,967,001)		224,181,422
Other Assets Less Liabilities (-1.1%)		(2,396,705)

Net Assets (100%)		$221,784,717

*	Non-income producing.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $10,081,829. This was collateralized by $5,517,964 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/7/20 - 2/15/49 and by cash of $5,009,460 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	—	American Depositary Receipt
CVR	—	Contingent Value Right
USD	—	United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
NASDAQ 100 E-Mini Index	1	3/2020	USD	175,045	2,987
Russell 2000 E-Mini Index	1	3/2020	USD	83,530	801
S&P Midcap 400 E-Mini Index	2	3/2020	USD	412,960	5,456

					9,244

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$7,201,859	$—	$—	$7,201,859
Consumer Discretionary	33,146,624	4,465	—	33,151,089
Consumer Staples	5,039,397	—	—	5,039,397
Energy	1,275,010	—	—	1,275,010
Financials	11,780,282	—	—	11,780,282
Health Care	51,628,248	526,549	—	52,154,797
Industrials	38,191,792	—	—	38,191,792
Information Technology	58,559,108	—	—	58,559,108
Materials	4,927,111	—	—	4,927,111
Real Estate	4,990,700	—	—	4,990,700
Utilities	819,855	—	—	819,855
Futures	9,244	—	—	9,244
Rights
Health Care	—	—	2,155	2,155
Materials	—	—	482	482
Short-Term Investments
Investment Company	1,078,325	—	—	1,078,325
Repurchase Agreements	—	5,009,460	—	5,009,460

Total Assets	$218,647,555	$5,540,474	$2,637	$224,190,666

Total Liabilities	$—	$—	$—	$—

Total	$218,647,555	$5,540,474	$2,637	$224,190,666

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$9,244	*

Total		$9,244

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$189,590	$189,590

Total	$189,590	$189,590

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$62,869	$62,869

Total	$62,869	$62,869

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $735,000 during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 10%)*	$95,991,515
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 14%)*	$115,299,483

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$75,108,774
Aggregate gross unrealized depreciation	(9,217,339)

Net unrealized appreciation	$65,891,435

Federal income tax cost of investments in securities and derivative instruments, if applicable	$158,299,231

For the year ended December 31, 2019, the Portfolio incurred approximately $48 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Unaffiliated Issuers (Cost $152,957,541)	$219,171,962
Repurchase Agreements (Cost $5,009,460)	5,009,460
Cash	2,868,178
Foreign cash (Cost $20,660)	21,222
Cash held as collateral at broker for futures	25,300
Receivable for securities sold	285,826
Dividends, interest and other receivables	75,559
Securities lending income receivable	17,301
Receivable for Portfolio shares sold	11,562
Due from broker for futures variation margin	868
Other assets	902

Total assets	227,488,140

LIABILITIES
Payable for return of collateral on securities loaned	5,009,460
Payable for securities purchased	289,640
Payable for Portfolio shares redeemed	141,337
Investment management fees payable	106,910
Distribution fees payable – Class IB	28,977
Administrative fees payable	22,897
Distribution fees payable – Class IA	2,921
Trustees’ fees payable	2,547
Accrued expenses	98,734

Total liabilities	5,703,423

NET ASSETS	$221,784,717

Net assets were comprised of:
Paid in capital	$153,211,797
Total distributable earnings (loss)	68,572,920

Net assets	$221,784,717

Class IA
Net asset value, offering and redemption price per share, $13,918,273 / 1,331,079 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.46

Class IB
Net asset value, offering and redemption price per share, $138,052,433 / 14,185,104 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.73

Class K
Net asset value, offering and redemption price per share, $69,814,011 / 6,486,883 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.76

(x)	Includes value of securities on loan of $10,081,829.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of $252 foreign withholding tax)	$1,232,998
Interest	59,598
Securities lending (net)	173,225

Total income	1,465,821

EXPENSES
Investment management fees	1,684,303
Distribution fees – Class IB	330,509
Administrative fees	259,318
Custodian fees	186,000
Professional fees	52,146
Printing and mailing expenses	33,695
Distribution fees – Class IA	33,017
Trustees’ fees	6,803
Miscellaneous	3,319

Gross expenses	2,589,110
Less: Waiver from investment manager	(434,880)

Net expenses	2,154,230

NET INVESTMENT INCOME (LOSS)	(688,409)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	19,739,072
Futures contracts	189,590
Foreign currency transactions	(245)

Net realized gain (loss)	19,928,417

Change in unrealized appreciation (depreciation) on:
Investments in securities	38,646,354
Futures contracts	62,869
Foreign currency translations	817

Net change in unrealized appreciation (depreciation)	38,710,040

NET REALIZED AND UNREALIZED GAIN (LOSS)	58,638,457

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$57,950,048

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(688,409)	$(586,478)
Net realized gain (loss)	19,928,417	25,711,721
Net change in unrealized appreciation (depreciation)	38,710,040	(36,233,612)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	57,950,048	(11,108,369)

Distributions to shareholders:
Class IA	(1,030,585)	(1,631,423)
Class IB	(10,929,443)	(18,556,892)
Class K	(5,037,776)	(7,024,764)

Total distributions to shareholders	(16,997,804)	(27,213,079)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 20,422 and 24,456 shares, respectively ]	206,343	271,688
Capital shares issued in reinvestment of distributions [ 100,298 and 176,925 shares, respectively ]	1,030,585	1,631,423
Capital shares repurchased [ (101,975) and (106,339) shares, respectively ]	(1,055,008)	(1,179,661)

Total Class IA transactions	181,920	723,450

Class IB
Capital shares sold [ 1,058,392 and 2,150,890 shares, respectively ]	10,171,100	22,915,372
Capital shares issued in reinvestment of distributions [ 1,142,596 and 2,149,151 shares, respectively ]	10,929,443	18,556,892
Capital shares repurchased [ (2,981,516) and (2,006,238) shares, respectively ]	(27,905,948)	(20,881,812)

Total Class IB transactions	(6,805,405)	20,590,452

Class K
Capital shares sold [ 283,232 and 986,854 shares, respectively ]	3,106,697	9,773,428
Capital shares issued in reinvestment of distributions [ 476,443 and 745,825 shares, respectively ]	5,037,776	7,024,764
Capital shares repurchased [ (415,064) and (303,174) shares, respectively ]	(4,460,798)	(3,500,452)

Total Class K transactions	3,683,675	13,297,740

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,939,810)	34,611,642

TOTAL INCREASE (DECREASE) IN NET ASSETS	38,012,434	(3,709,806)
NET ASSETS:
Beginning of year	183,772,283	187,482,089

End of year	$221,784,717	$183,772,283

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019	2018	2017		2016	2015
Net asset value, beginning of year	$8.50	$10.42	$8.88		$8.50	$9.47

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	(0.04)	(0.03)		(0.01)	(0.05)
Net realized and unrealized gain (loss)	2.83	(0.46)	2.38		0.60	(0.11)

Total from investment operations	2.79	(0.50)	2.35		0.59	(0.16)

Less distributions:
Distributions from net realized gains	(0.83)	(1.42)	(0.81)		(0.21)	(0.81)

Net asset value, end of year	$10.46	$8.50	$10.42		$8.88	$8.50

Total return	33.06%	(5.78)%	26.69	%(aa)	6.78%	(1.58)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,918	$11,159	$12,688		$12,253	$12,799
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.10%	1.10%		1.13%	1.15%
Before waivers and reimbursements (f)	1.31%	1.31%	1.31%		1.36%	1.31%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.40)%	(0.35)%	(0.26)%		(0.14)%	(0.52)%
Before waivers and reimbursements (f)	(0.61)%	(0.57)%	(0.47)%		(0.36)%	(0.68)%
Portfolio turnover rate^	47%	55%	41%		49%	44%

	Year Ended December 31,
Class IB	2019	2018	2017		2016	2015
Net asset value, beginning of year	$7.96	$9.85	$8.43		$8.08	$9.04

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	(0.04)	(0.02)		(0.01)	(0.05)
Net realized and unrealized gain (loss)	2.64	(0.43)	2.25		0.57	(0.10)

Total from investment operations	2.60	(0.47)	2.23		0.56	(0.15)

Less distributions:
Distributions from net realized gains	(0.83)	(1.42)	(0.81)		(0.21)	(0.81)

Net asset value, end of year	$9.73	$7.96	$9.85		$8.43	$8.08

Total return	32.91%	(5.80)%	26.69	%(aa)	6.76%	(1.53)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$138,052	$119,104	$124,755		$110,295	$114,846
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.10%	1.10%		1.13%	1.15%
Before waivers and reimbursements (f)	1.31%	1.31%	1.31%		1.36%	1.31%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.41)%	(0.35)%	(0.26)%		(0.14)%	(0.52)%
Before waivers and reimbursements (f)	(0.61)%	(0.56)%	(0.47)%		(0.36)%	(0.68)%
Portfolio turnover rate^	47%	55%	41%		49%	44%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019	2018	2017		2016	2015
Net asset value, beginning of year	$8.71	$10.62	$9.02		$8.63	$9.57

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)	(0.01)	—	#	0.01	(0.03)
Net realized and unrealized gain (loss)	2.90	(0.48)	2.41		0.59	(0.10)

Total from investment operations	2.88	(0.49)	2.41		0.60	(0.13)

Less distributions:
Distributions from net realized gains	(0.83)	(1.42)	(0.81)		(0.21)	(0.81)

Net asset value, end of year	$10.76	$8.71	$10.62		$9.02	$8.63

Total return	33.29%	(5.57)%	26.95	%(aa)	7.07%	(1.24)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$69,814	$53,509	$50,040		$45,875	$37,231
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.85%	0.85%		0.88%	0.90%
Before waivers and reimbursements (f)	1.06%	1.06%	1.06%		1.11%	1.06%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.15)%	(0.10)%	(0.01)%		0.11%	(0.27)%
Before waivers and reimbursements (f)	(0.36)%	(0.31)%	(0.22)%		(0.11)%	(0.43)%
Portfolio turnover rate^	47%	55%	41%		49%	44%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a litigation payment. Without this income, the total return would have been 25.96% for Class IA, 25.92% for Class IB and 26.23% for Class K.

See Notes to Financial Statements.

195

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Diamond Hill Capital Management, Inc.

➢	American Century Investment Management, Inc.(Effective April 5, 2019, American Century replaced Lord Abbett as a sub-adviser to the Portfolio.)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	25.00%	6.03%	9.11%
Portfolio – Class IB Shares	24.96	6.02	9.05
Portfolio – Class K Shares*	25.30	6.30	10.23
Russell 2500™ Value Index	23.56	7.18	11.25

* Date of inception 8/26/11.

    Returns for periods greater than one year are annualized. Prior to April 2014, the Portfolio employed a volatility management strategy; returns prior to that date may have been different if the Portfolio followed its current policies.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 24.96% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 2500™ Value Index, which returned 23.56% over the same period.
The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell 2500™ Value Index.

Portfolio Highlights

What helped performance during the year:

•	The Portfolio’s outperformance relative to the benchmark was due to strong security selection, especially in the consumer discretionary, industrials and health care sectors.

•	Vantiv, Inc., a payment processing company in the information technology sector, contributed to relative performance.

•	Within the industrials sector, Allegiant Travel Co. was a significant contributor. Allegiant had a strong year driven by margin expansion from revenue growth and year-over-year unit cost reduction.

•	Homebuilder NVR, Inc. in the consumer discretionary sector reported solid results throughout the year and has continued to build its cash position.

What hurt performance during the year:

•	Exploration and production company Cimarex Energy Co. shares fluctuated over the year with the changing outlook for natural gas and oil prices.

•	An overweight position in the consumer staples sector also detracted from relative returns.

•

The Portfolio had an overweight position in utility company UGI Corp., which underperformed due to its exposure to natural gas gathering business amid the risk of production cuts in the Marcellus region, which could reduce the company’s core earnings power.

•	Holding a relative overweight in B&G Foods, Inc. also subtracted from performance.

196

MULTIMANAGER MID CAP VALUE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2019	% of Net Assets
Financials	23.0%
Industrials	15.6
Real Estate	10.9
Consumer Discretionary	10.3
Information Technology	7.0
Utilities	6.3
Health Care	6.3
Materials	5.5
Consumer Staples	5.1
Energy	4.2
Communication Services	2.3
Repurchase Agreements	1.2
Exchange Traded Fund	0.8
Investment Company	0.3
Cash and Other	1.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class IA
Actual	$1,000.00	$1,079.30	$5.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	1,079.10	5.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class K
Actual	1,000.00	1,080.40	4.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.3%)
Diversified Telecommunication Services (0.2%)
ATN International, Inc.	336	$18,611
Bandwidth, Inc., Class A (x)*	89	5,700
Cincinnati Bell, Inc.*	1,321	13,831
Consolidated Communications Holdings, Inc.	2,001	7,764
Frontier Communications Corp. (x)*	3,489	3,104
GCI Liberty, Inc., Class A*	3,094	219,210
IDT Corp., Class B*	236	1,702
Intelsat SA (x)*	2,113	14,854
Iridium Communications, Inc.*	3,131	77,148
ORBCOMM, Inc.*	512	2,156
Pareteum Corp. (x)*	1,962	858
Vonage Holdings Corp.*	2,335	17,302

		382,240

Entertainment (1.0%)
AMC Entertainment Holdings, Inc., Class A (x)	1,656	11,989
Cinemark Holdings, Inc.	3,387	114,650
Eros International plc*	2,271	7,699
Gaia, Inc. (x)*	385	3,076
Liberty Media Corp.-Liberty Formula One, Class A*	778	34,061
Liberty Media Corp.-Liberty Formula One, Class C*	28,854	1,326,274
Lions Gate Entertainment Corp., Class A (x)*	1,588	16,928
Lions Gate Entertainment Corp., Class B*	3,673	36,473
Madison Square Garden Co. (The), Class A*	531	156,215
Marcus Corp. (The)	697	22,144
Reading International, Inc., Class A*	439	4,912
Rosetta Stone, Inc.*	493	8,943
Zynga, Inc., Class A*	20,999	128,514

		1,871,878

Interactive Media & Services (0.2%)
Cars.com, Inc.*	1,845	22,546
DHI Group, Inc.*	1,648	4,960
Meet Group, Inc. (The)*	924	4,629
TripAdvisor, Inc.	327	9,934
TrueCar, Inc.*	541	2,570
Zillow Group, Inc., Class A*	1,714	78,398
Zillow Group, Inc., Class C (x)*	4,009	184,174

		307,211

Media (0.7%)
Boston Omaha Corp., Class A (x)*	97	2,041
Clear Channel Outdoor Holdings, Inc.*	842	2,408
comScore, Inc.*	1,593	7,869
Cumulus Media, Inc., Class A*	454	7,977
Daily Journal Corp. (x)*	31	9,003
Emerald Expositions Events, Inc.	698	7,364
Entercom Communications Corp., Class A	3,956	18,356
Entravision Communications Corp., Class A	1,225	3,210
EW Scripps Co. (The), Class A	1,747	27,445
Fluent, Inc. (x)*	146	365
Gannett Co., Inc.	3,757	23,970
Gray Television, Inc.*	1,720	36,877
Hemisphere Media Group, Inc.*	78	1,158
Interpublic Group of Cos., Inc. (The)	11,084	256,040
John Wiley & Sons, Inc., Class A	1,350	65,502
Lee Enterprises, Inc.*	1,755	2,492
Liberty Latin America Ltd., Class A*	1,397	26,962
Liberty Latin America Ltd., Class C*	3,640	70,835
Marchex, Inc., Class B*	1,188	4,491
MSG Networks, Inc., Class A*	1,308	22,759
National CineMedia, Inc.	1,804	13,151
New York Times Co. (The), Class A	4,164	133,956
News Corp., Class A	12,001	169,694
News Corp., Class B	3,860	56,009
Nexstar Media Group, Inc., Class A	320	37,520
Saga Communications, Inc., Class A	121	3,678
Scholastic Corp.	906	34,836
Sinclair Broadcast Group, Inc., Class A	116	3,867
TEGNA, Inc.	6,842	114,193
Tribune Publishing Co.	577	7,593
WideOpenWest, Inc.*	821	6,092

		1,177,713

Wireless Telecommunication Services (0.2%)
Rogers Communications, Inc., Class B	5,966	296,244
Spok Holdings, Inc.	561	6,861
Telephone & Data Systems, Inc.	3,177	80,791
United States Cellular Corp.*	461	16,702

		400,598

Total Communication Services		4,139,640

Consumer Discretionary (10.3%)
Auto Components (1.8%)
Adient plc*	2,763	58,714
American Axle & Manufacturing Holdings, Inc.*	3,551	38,209
Aptiv plc	2,217	210,548
BorgWarner, Inc.	50,145	2,175,291
Cooper Tire & Rubber Co.	1,593	45,799
Cooper-Standard Holdings, Inc.*	556	18,437
Dana, Inc.	4,563	83,047
Gentex Corp.	8,033	232,796
Goodyear Tire & Rubber Co. (The)	7,372	114,671
Modine Manufacturing Co.*	1,587	12,220
Motorcar Parts of America, Inc. (x)*	597	13,152

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Standard Motor Products, Inc.	532	$28,313
Stoneridge, Inc.*	783	22,958
Tenneco, Inc., Class A	1,629	21,340
Visteon Corp.*	865	74,900

		3,150,395

Automobiles (0.6%)
Harley-Davidson, Inc.	4,795	178,326
Honda Motor Co. Ltd. (ADR)	14,916	422,272
Thor Industries, Inc. (x)	5,527	410,601
Winnebago Industries, Inc.	294	15,576

		1,026,775

Distributors (0.3%)
Genuine Parts Co.	5,064	537,949
Weyco Group, Inc.	157	4,153

		542,102

Diversified Consumer Services (0.6%)
Adtalem Global Education, Inc.*	1,674	58,540
American Public Education, Inc.*	470	12,873
Carriage Services, Inc.	550	14,080
frontdoor, Inc.*	2,682	127,181
Graham Holdings Co., Class B	133	84,986
Grand Canyon Education, Inc.*	1,338	128,167
H&R Block, Inc.	5,366	125,994
Houghton Mifflin Harcourt Co.*	3,296	20,600
K12, Inc.*	1,125	22,894
Laureate Education, Inc., Class A*	3,648	64,241
OneSpaWorld Holdings Ltd. (x)*	1,454	24,485
Regis Corp.*	684	12,223
Select Interior Concepts, Inc., Class A*	499	4,486
Service Corp. International	3,575	164,557
ServiceMaster Global Holdings, Inc.*	3,626	140,181
WW International, Inc.*	1,472	56,245

		1,061,733

Hotels, Restaurants & Leisure (2.5%)
Aramark	7,719	335,005
BBX Capital Corp.	2,060	9,826
Biglari Holdings, Inc., Class B*	9	1,030
Boyd Gaming Corp.	213	6,377
Brinker International, Inc.	282	11,844
Caesars Entertainment Corp.*	18,118	246,405
Carnival Corp.	8,644	439,374
Carrols Restaurant Group, Inc.*	1,083	7,635
Century Casinos, Inc.*	886	7,017
Choice Hotels International, Inc.	592	61,231
Chuy’s Holdings, Inc.*	417	10,809
Del Taco Restaurants, Inc.*	936	7,399
Denny’s Corp.*	486	9,662
Dine Brands Global, Inc.	216	18,040
Drive Shack, Inc.*	104	381
Dunkin’ Brands Group, Inc.	173	13,068
El Pollo Loco Holdings, Inc. (x)*	604	9,144
Extended Stay America, Inc.	5,725	85,073
Fiesta Restaurant Group, Inc. (x)*	770	7,615
Golden Entertainment, Inc.*	305	5,862
Habit Restaurants, Inc. (The), Class A*	479	4,996
Hilton Grand Vacations, Inc.*	2,321	79,819
Hyatt Hotels Corp., Class A	1,152	103,346
International Game Technology plc	3,134	46,916
J Alexander’s Holdings, Inc.*	431	4,120
Jack in the Box, Inc.	690	53,841
Marriott Vacations Worldwide Corp.	1,065	137,129
Monarch Casino & Resort, Inc.*	43	2,088
Nathan’s Famous, Inc.	61	4,324
Papa John’s International, Inc.	84	5,305
Penn National Gaming, Inc.*	3,011	76,961
Potbelly Corp.*	746	3,148
RCI Hospitality Holdings, Inc.	308	6,314
Red Lion Hotels Corp.*	623	2,324
Red Robin Gourmet Burgers, Inc.*	396	13,076
Red Rock Resorts, Inc., Class A	50,738	1,215,175
Six Flags Entertainment Corp.	2,287	103,167
Sodexo SA	3,431	406,600
Vail Resorts, Inc.	2,661	638,188
Wingstop, Inc.	57	4,915
Wyndham Destinations, Inc.	2,824	145,973
Wyndham Hotels & Resorts, Inc.	2,087	131,084

		4,481,606

Household Durables (1.5%)
Bassett Furniture Industries, Inc.	237	3,953
Beazer Homes USA, Inc.*	893	12,618
Century Communities, Inc.*	490	13,401
Ethan Allen Interiors, Inc.	761	14,505
Flexsteel Industries, Inc.	172	3,426
GoPro, Inc., Class A (x)*	346	1,502
Green Brick Partners, Inc.*	668	7,669
Hooker Furniture Corp.	359	9,223
KB Home	2,143	73,440
La-Z-Boy, Inc.	827	26,034
Legacy Housing Corp.*	153	2,546
Leggett & Platt, Inc.	4,128	209,826
Lifetime Brands, Inc.	371	2,578
M.D.C. Holdings, Inc.	1,573	60,026
M/I Homes, Inc.*	850	33,447
Meritage Homes Corp.*	1,147	70,093
Newell Brands, Inc.	11,926	229,218
NVR, Inc.*	262	997,803
PulteGroup, Inc.	17,386	674,577
Taylor Morrison Home Corp., Class A*	2,731	59,700
Toll Brothers, Inc.	4,087	161,477
TRI Pointe Group, Inc.*	4,305	67,072
Tupperware Brands Corp.	1,553	13,325
Universal Electronics, Inc.*	45	2,352
William Lyon Homes, Class A*	1,064	21,259
ZAGG, Inc. (x)*	883	7,161

		2,778,231

Internet & Direct Marketing Retail (0.1%)
Lands’ End, Inc.*	337	5,662
Leaf Group Ltd.*	97	388

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Liquidity Services, Inc.*	842	$5,018
Overstock.com, Inc. (x)*	728	5,132
PetMed Express, Inc. (x)	474	11,149
Quotient Technology, Inc.*	2,080	20,509
Qurate Retail, Inc., Class A*	12,042	101,514
RealReal, Inc. (The) (x)*	436	8,219
Rubicon Project, Inc. (The)*	534	4,357
Stamps.com, Inc.*	531	44,349
Stitch Fix, Inc., Class A (x)*	146	3,746
Waitr Holdings, Inc. (x)*	1,382	445

		210,488

Leisure Products (0.2%)
Acushnet Holdings Corp.	1,122	36,465
American Outdoor Brands Corp.*	1,663	15,433
Brunswick Corp.	2,540	152,349
Callaway Golf Co.	2,954	62,625
Clarus Corp.	295	4,000
Escalade, Inc.	341	3,352
Johnson Outdoors, Inc., Class A	64	4,909
Mattel, Inc. (x)*	3,395	46,002
Polaris, Inc.	191	19,425
Sturm Ruger & Co., Inc.	54	2,539
Vista Outdoor, Inc.*	1,846	13,808

		360,907

Multiline Retail (0.5%)
Big Lots, Inc.	1,264	36,302
Dillard’s, Inc., Class A (x)	310	22,779
JC Penney Co., Inc. (x)*	9,320	10,438
Kohl’s Corp.	4,992	254,342
Macy’s, Inc.	9,703	164,951
Target Corp.	2,622	336,167

		824,979

Specialty Retail (1.2%)
Aaron’s, Inc.	244	13,935
Abercrombie & Fitch Co., Class A	1,947	33,664
Advance Auto Parts, Inc.	3,843	615,495
American Eagle Outfitters, Inc.	462	6,791
Ascena Retail Group, Inc. (x)*	183	1,403
At Home Group, Inc.*	1,432	7,876
AutoNation, Inc.*	1,705	82,914
Barnes & Noble Education, Inc.*	1,289	5,504
Bed Bath & Beyond, Inc. (x)	3,782	65,429
Buckle, Inc. (The) (x)	933	25,228
Caleres, Inc.	1,189	28,239
Cato Corp. (The), Class A	667	11,606
Chico’s FAS, Inc.	3,799	14,474
Citi Trends, Inc.	299	6,913
Conn’s, Inc. (x)*	646	8,004
Container Store Group, Inc. (The) (x)*	494	2,085
Designer Brands, Inc., Class A	1,345	21,170
Dick’s Sporting Goods, Inc.	2,002	99,079
Express, Inc.*	1,953	9,511
Foot Locker, Inc.	3,342	130,305
GameStop Corp., Class A (x)	2,401	14,598
Genesco, Inc.*	450	21,564
GNC Holdings, Inc., Class A (x)*	2,644	7,139
Group 1 Automotive, Inc.	560	56,000
Guess?, Inc. (x)	1,428	31,959
Haverty Furniture Cos., Inc.	528	10,644
Hibbett Sports, Inc.*	553	15,506
Hudson Ltd., Class A*	1,201	18,423
J. Jill, Inc. (x)	568	642
L Brands, Inc.	6,043	109,499
Lithia Motors, Inc., Class A	270	39,690
Lumber Liquidators Holdings, Inc. (x)*	764	7,464
MarineMax, Inc.*	683	11,399
Michaels Cos., Inc. (The) (x)*	2,658	21,503
Murphy USA, Inc.*	754	88,218
Office Depot, Inc.	17,277	47,339
Party City Holdco, Inc. (x)*	1,653	3,868
Penske Automotive Group, Inc.	1,062	53,334
RH (x)*	371	79,208
RTW RetailWinds, Inc.*	436	349
Sally Beauty Holdings, Inc.*	3,811	69,551
Shoe Carnival, Inc. (x)	281	10,476
Signet Jewelers Ltd.	1,651	35,893
Sleep Number Corp.*	76	3,742
Sonic Automotive, Inc., Class A	764	23,684
Sportsman’s Warehouse Holdings, Inc.*	1,446	11,611
Tilly’s, Inc., Class A	636	7,791
Urban Outfitters, Inc.*	2,215	61,511
Williams-Sonoma, Inc.	2,000	146,880
Winmark Corp.	50	9,915
Zumiez, Inc.*	636	21,967

		2,230,992

Textiles, Apparel & Luxury Goods (1.0%)
Capri Holdings Ltd.*	2,637	100,602
Carter’s, Inc.	5,396	589,999
Columbia Sportswear Co.	327	32,762
Culp, Inc.	282	3,841
Delta Apparel, Inc.*	213	6,624
Fossil Group, Inc.*	1,489	11,733
G-III Apparel Group Ltd.*	1,353	45,326
Hanesbrands, Inc.	30,107	447,089
Kontoor Brands, Inc. (x)	1,075	45,139
Movado Group, Inc.	460	10,000
Oxford Industries, Inc.	327	24,662
Ralph Lauren Corp.	1,542	180,753
Rocky Brands, Inc.	252	7,416
Skechers U.S.A., Inc., Class A*	2,641	114,065
Superior Group of Cos., Inc.	281	3,805
Unifi, Inc.*	478	12,074
Vera Bradley, Inc.*	592	6,986
Vince Holding Corp. (x)*	129	2,233
Wolverine World Wide, Inc.	5,381	181,555

		1,826,664

Total Consumer Discretionary		18,494,872

Consumer Staples (5.1%)
Beverages (0.2%)
Craft Brew Alliance, Inc. (x)*	365	6,023
Molson Coors Brewing Co., Class B	5,927	319,465

		325,488

See Notes to Financial Statements.

200

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Food & Staples Retailing (0.9%)
Andersons, Inc. (The)	977	$24,698
BJ’s Wholesale Club Holdings, Inc.*	2,344	53,303
Casey’s General Stores, Inc.	864	137,367
Grocery Outlet Holding Corp.*	866	28,102
Ingles Markets, Inc., Class A	448	21,284
Koninklijke Ahold Delhaize NV	18,944	473,757
Natural Grocers by Vitamin Cottage, Inc.	333	3,287
PriceSmart, Inc.	655	46,518
Rite Aid Corp. (x)*	1,589	24,582
SpartanNash Co.	1,081	15,393
Sprouts Farmers Market, Inc.*	1,983	38,371
Sysco Corp.	4,476	382,877
United Natural Foods, Inc.*	1,631	14,288
US Foods Holding Corp.*	6,866	287,617
Village Super Market, Inc., Class A	249	5,777
Weis Markets, Inc.	284	11,499

		1,568,720

Food Products (3.6%)
Alico, Inc.	102	3,655
B&G Foods, Inc. (x)	17,766	318,544
Beyond Meat, Inc. (x)*	1,495	113,022
Bunge Ltd.	4,298	247,350
Cal-Maine Foods, Inc.	16,143	690,113
Conagra Brands, Inc.	14,799	506,718
Darling Ingredients, Inc.*	5,181	145,482
Farmer Brothers Co.*	278	4,187
Flowers Foods, Inc.	36,345	790,140
Fresh Del Monte Produce, Inc.	991	34,665
Hain Celestial Group, Inc. (The)*	2,607	67,665
Hostess Brands, Inc.*	3,863	56,168
Ingredion, Inc.	2,113	196,403
JM Smucker Co. (The)	2,963	308,537
Kellogg Co.	3,636	251,466
Lamb Weston Holdings, Inc.	3,403	292,760
Lancaster Colony Corp.	165	26,417
Landec Corp.*	679	7,679
Limoneira Co.	335	6,442
Mondelez International, Inc., Class A	4,484	246,979
Orkla ASA	46,474	470,918
Pilgrim’s Pride Corp.*	1,103	36,085
Post Holdings, Inc.*	12,747	1,390,698
Sanderson Farms, Inc.	103	18,151
Seaboard Corp.	8	34,004
Seneca Foods Corp., Class A*	193	7,872
Simply Good Foods Co. (The)*	2,628	75,003
Tootsie Roll Industries, Inc. (x)	72	2,458
TreeHouse Foods, Inc.*	1,465	71,053

		6,420,634

Household Products (0.3%)
Central Garden & Pet Co.*	345	10,719
Central Garden & Pet Co., Class A*	1,284	37,698
Energizer Holdings, Inc. (x)	1,977	99,285
Kimberly-Clark Corp.	2,906	399,720
Oil-Dri Corp. of America	122	4,423
Spectrum Brands Holdings, Inc.	1,328	85,377

		637,222

Personal Products (0.1%)
BellRing Brands, Inc., Class A*	482	10,262
Edgewell Personal Care Co.*	1,714	53,065
elf Beauty, Inc.*	715	11,533
Herbalife Nutrition Ltd.*	2,646	126,135
Nature’s Sunshine Products, Inc.*	146	1,304
Nu Skin Enterprises, Inc., Class A	1,743	71,428
Revlon, Inc., Class A (x)*	41	878

		274,605

Tobacco (0.0%)
Pyxus International, Inc. (x)*	286	2,557
Universal Corp.	777	44,336
Vector Group Ltd. (x)	246	3,294

		50,187

Total Consumer Staples		9,276,856

Energy (4.2%)
Energy Equipment & Services (1.0%)
Apergy Corp.*	2,448	82,694
Archrock, Inc.	4,091	41,074
Baker Hughes Co.	17,661	452,651
Covia Holdings Corp. (x)*	1,422	2,901
Diamond Offshore Drilling, Inc. (x)*	2,031	14,603
Dril-Quip, Inc.*	1,142	53,571
Era Group, Inc.*	515	5,238
Exterran Corp.*	1,011	7,916
Forum Energy Technologies, Inc.*	2,219	3,728
Frank’s International NV*	3,375	17,449
FTS International, Inc.*	560	582
Geospace Technologies Corp.*	430	7,211
Helix Energy Solutions Group, Inc.*	4,502	43,354
Helmerich & Payne, Inc.	3,352	152,281
Independence Contract Drilling, Inc.*	833	830
KLX Energy Services Holdings, Inc.*	612	3,941
Liberty Oilfield Services, Inc., Class A	1,273	14,156
Mammoth Energy Services, Inc.	424	933
Matrix Service Co.*	849	19,425
McDermott International, Inc. (x)*	5,710	3,863
Nabors Industries Ltd.	11,201	32,259
National Energy Services Reunited Corp.*	793	7,232
Natural Gas Services Group, Inc.*	317	3,886
NCS Multistage Holdings, Inc.*	341	716
Newpark Resources, Inc.*	2,855	17,901
NexTier Oilfield Solutions, Inc.*	5,086	34,076
Nine Energy Service, Inc. (x)*	524	4,098
Noble Corp. plc*	7,484	9,131
Oceaneering International, Inc.*	3,114	46,430
Oil States International, Inc.*	1,906	31,087
Pacific Drilling SA*	945	3,856
Parker Drilling Co. (x)*	307	6,908
Patterson-UTI Energy, Inc.	5,874	61,677
ProPetro Holding Corp.*	1,079	12,139

See Notes to Financial Statements.

201

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
RigNet, Inc.*	67	$442
RPC, Inc. (x)	1,847	9,678
Schlumberger Ltd.	11,208	450,562
SEACOR Holdings, Inc.*	549	23,689
SEACOR Marine Holdings, Inc.*	584	8,053
Seadrill Ltd. (x)*	1,876	4,765
Select Energy Services, Inc., Class A*	1,874	17,391
Smart Sand, Inc. (x)*	762	1,920
TETRA Technologies, Inc.*	3,968	7,777
Tidewater, Inc.*	1,202	23,175
Transocean Ltd.*	18,308	125,959
US Silica Holdings, Inc. (x)	2,336	14,366

		1,887,574

Oil, Gas & Consumable Fuels (3.2%)
Abraxas Petroleum Corp.*	5,296	1,859
Amplify Energy Corp. (x)	267	1,765
Antero Midstream Corp. (x)	7,908	60,022
Antero Resources Corp.*	8,409	23,966
Arch Coal, Inc., Class A	460	33,000
Ardmore Shipping Corp.*	850	7,693
Berry Petroleum Corp.	2,004	18,898
Bonanza Creek Energy, Inc.*	583	13,607
Brigham Minerals, Inc., Class A	160	3,430
California Resources Corp. (x)*	1,478	13,346
Callon Petroleum Co. (x)*	12,163	58,747
Centennial Resource Development, Inc., Class A*	5,827	26,921
Chaparral Energy, Inc., Class A (x)*	1,013	1,783
Chesapeake Energy Corp. (x)*	41,192	34,008
Cimarex Energy Co.	16,668	874,903
Clean Energy Fuels Corp.*	3,799	8,890
CNX Resources Corp.*	5,764	51,011
Comstock Resources, Inc. (x)*	504	4,148
ConocoPhillips	9,673	629,035
CONSOL Energy, Inc.*	870	12,624
Contura Energy, Inc.*	598	5,412
CVR Energy, Inc.	551	22,277
Delek US Holdings, Inc.	2,337	78,360
Denbury Resources, Inc. (x)*	14,529	20,486
Devon Energy Corp.	9,560	248,273
DHT Holdings, Inc.	2,859	23,673
Diamond S Shipping, Inc., Class S*	727	12,170
Dorian LPG Ltd.*	725	11,223
Earthstone Energy, Inc., Class A (x)*	413	2,614
Energy Fuels, Inc. (x)*	2,486	4,748
EQT Corp.	8,037	87,603
Equitrans Midstream Corp. (x)	5,804	77,541
Extraction Oil & Gas, Inc. (x)*	3,212	6,809
Falcon Minerals Corp.	1,016	7,173
GasLog Ltd. (x)	460	4,503
Golar LNG Ltd.	2,764	39,304
Goodrich Petroleum Corp.*	121	1,215
Green Plains, Inc.	1,114	17,189
Gulfport Energy Corp.*	5,104	15,516
Hallador Energy Co.	580	1,723
HighPoint Resources Corp.*	3,016	5,097
HollyFrontier Corp.	4,689	237,779
Imperial Oil Ltd.	9,525	251,961
International Seaways, Inc.*	758	22,558
Jagged Peak Energy, Inc. (x)*	811	6,885
Kosmos Energy Ltd.	11,477	65,419
Laredo Petroleum, Inc.*	5,761	16,534
Magnolia Oil & Gas Corp., Class A (x)*	3,175	39,942
Matador Resources Co.*	3,106	55,815
Montage Resources Corp.*	712	5,653
Murphy Oil Corp.	4,690	125,692
NACCO Industries, Inc., Class A	100	4,683
Noble Energy, Inc.	15,925	395,577
Nordic American Tankers Ltd.	4,291	21,112
Northern Oil and Gas, Inc. (x)*	8,844	20,695
Oasis Petroleum, Inc.*	10,071	32,831
Overseas Shipholding Group, Inc., Class A*	1,743	4,009
Panhandle Oil and Gas, Inc., Class A	519	5,818
Par Pacific Holdings, Inc.*	1,102	25,610
Parsley Energy, Inc., Class A	3,642	68,870
PBF Energy, Inc., Class A	3,783	118,673
PDC Energy, Inc.*	1,915	50,116
Peabody Energy Corp.	1,948	17,766
Penn Virginia Corp.*	428	12,990
QEP Resources, Inc.	7,577	34,097
Range Resources Corp. (x)	6,615	32,083
Renewable Energy Group, Inc.*	1,191	32,097
REX American Resources Corp.*	176	14,425
Ring Energy, Inc. (x)*	1,220	3,221
SandRidge Energy, Inc.*	1,021	4,329
Scorpio Tankers, Inc.	1,394	54,840
SFL Corp. Ltd. (x)	2,589	37,644
SilverBow Resources, Inc.*	136	1,346
SM Energy Co.	3,556	39,969
Southwestern Energy Co.*	17,126	41,445
SRC Energy, Inc.*	7,675	31,621
Talos Energy, Inc.*	630	18,995
Targa Resources Corp.	7,226	295,038
Teekay Corp.	2,133	11,348
Teekay Tankers Ltd., Class A*	743	17,810
Unit Corp. (x)*	1,710	1,189
W&T Offshore, Inc.*	2,919	16,230
Whiting Petroleum Corp. (x)*	2,883	21,161
World Fuel Services Corp.	2,015	87,491
WPX Energy, Inc.*	51,969	714,054

		5,689,986

Total Energy		7,577,560

Financials (23.0%)
Banks (11.3%)
1st Constitution Bancorp	226	5,001
1st Source Corp.	453	23,502
ACNB Corp.	204	7,715
Allegiance Bancshares, Inc.*	624	23,462
Amalgamated Bank, Class A	406	7,897
Amerant Bancorp, Inc. (x)*	622	13,553
American National Bankshares, Inc.	314	12,425
Ameris Bancorp	1,614	68,660
Ames National Corp.	233	6,538

See Notes to Financial Statements.

202

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Arrow Financial Corp.	400	$15,120
Associated Banc-Corp.	4,960	109,318
Atlantic Capital Bancshares, Inc.*	721	13,230
Atlantic Union Bankshares Corp.	2,496	93,725
Banc of California, Inc.	1,388	23,846
BancFirst Corp.	593	37,027
Bancorp, Inc. (The)*	1,625	21,076
BancorpSouth Bank	3,104	97,497
Bank of Commerce Holdings	457	5,287
Bank of Hawaii Corp.	1,257	119,616
Bank of Marin Bancorp	431	19,417
Bank of NT Butterfield & Son Ltd. (The)	1,169	43,276
Bank of Princeton (The)	187	5,889
Bank OZK	28,740	876,714
Bank7 Corp.	32	607
BankFinancial Corp.	436	5,703
BankUnited, Inc.	30,808	1,126,340
Bankwell Financial Group, Inc.	166	4,787
Banner Corp.	1,068	60,438
Bar Harbor Bankshares	477	12,111
Baycom Corp.*	229	5,207
BCB Bancorp, Inc.	389	5,364
Berkshire Hills Bancorp, Inc.	1,387	45,605
BOK Financial Corp.	6,946	607,080
Boston Private Financial Holdings, Inc.	2,644	31,807
Bridge Bancorp, Inc.	509	17,067
Brookline Bancorp, Inc.	2,492	41,018
Bryn Mawr Bank Corp.	636	26,229
Business First Bancshares, Inc.	382	9,523
Byline Bancorp, Inc.	755	14,775
C&F Financial Corp.	105	5,810
Cadence Bancorp	31,854	577,513
Cambridge Bancorp (x)	89	7,133
Camden National Corp.	491	22,615
Capital Bancorp, Inc.*	286	4,259
Capital City Bank Group, Inc.	406	12,383
Capstar Financial Holdings, Inc.	486	8,092
Carolina Financial Corp.	670	28,964
Carter Bank & Trust*	733	17,387
Cathay General Bancorp	2,422	92,157
CBTX, Inc.	578	17,987
CenterState Bank Corp.	3,811	95,199
Central Pacific Financial Corp.	787	23,279
Central Valley Community Bancorp	380	8,235
Century Bancorp, Inc., Class A	79	7,107
Chemung Financial Corp.	92	3,910
CIT Group, Inc.	2,700	123,201
Citizens & Northern Corp.	328	9,266
City Holding Co.	464	38,025
Civista Bancshares, Inc.	501	12,024
CNB Financial Corp.	448	14,641
Coastal Financial Corp.*	76	1,252
Codorus Valley Bancorp, Inc.	258	5,942
Colony Bankcorp, Inc.	258	4,257
Columbia Banking System, Inc.	2,251	91,582
Comerica, Inc.	9,871	708,244
Commerce Bancshares, Inc.	11,089	753,387
Community Bank System, Inc.	1,604	113,788
Community Bankers Trust Corp.	645	5,728
Community Financial Corp. (The)	160	5,691
Community Trust Bancorp, Inc.	491	22,900
ConnectOne Bancorp, Inc.	1,068	27,469
CrossFirst Bankshares, Inc.*	261	3,764
Cullen/Frost Bankers, Inc.	1,769	172,973
Customers Bancorp, Inc.*	891	21,215
CVB Financial Corp.	4,216	90,981
Dime Community Bancshares, Inc.	1,019	21,287
Eagle Bancorp, Inc.	984	47,852
East West Bancorp, Inc.	4,551	221,634
Enterprise Bancorp, Inc.	290	9,822
Enterprise Financial Services Corp.	784	37,797
Equity Bancshares, Inc., Class A*	491	15,157
Esquire Financial Holdings, Inc.*	119	3,102
Evans Bancorp, Inc.	118	4,732
Farmers & Merchants Bancorp, Inc. (x)	332	10,010
Farmers National Banc Corp.	816	13,317
FB Financial Corp.	252	9,977
Fidelity D&D Bancorp, Inc. (x)	60	3,733
Financial Institutions, Inc.	467	14,991
First Bancorp (Nasdaq Stock Exchange)	939	37,475
First Bancorp (Quotrix Stock Exchange)	6,787	71,874
First Bancorp, Inc.	298	9,009
First Bancshares, Inc. (The)	535	19,003
First Bank	523	5,779
First Busey Corp.	1,535	42,212
First Business Financial Services, Inc.	223	5,872
First Capital, Inc.	104	7,592
First Choice Bancorp	313	8,438
First Citizens BancShares, Inc., Class A	220	117,086
First Commonwealth Financial Corp.	3,108	45,097
First Community Bankshares, Inc.	495	15,355
First Financial Bancorp	3,081	78,381
First Financial Corp.	336	15,362
First Financial Northwest, Inc.	267	3,989
First Foundation, Inc.	767	13,346
First Guaranty Bancshares, Inc.	180	3,919
First Hawaiian, Inc.	24,414	704,344
First Horizon National Corp.	22,876	378,827
First Internet Bancorp	271	6,425
First Interstate BancSystem, Inc., Class A	1,148	48,124
First Merchants Corp.	1,709	71,077
First Mid Bancshares, Inc.	408	14,382
First Midwest Bancorp, Inc.	3,369	77,689
First Northwest Bancorp	244	4,424
First of Long Island Corp. (The)	773	19,387
First Republic Bank	7,060	829,197
Flushing Financial Corp.	869	18,775
FNB Corp.	10,269	130,416
FNCB Bancorp, Inc.	591	4,994
Franklin Financial Network, Inc.	387	13,286
Franklin Financial Services Corp.	143	5,533
Fulton Financial Corp.	5,213	90,863

See Notes to Financial Statements.

203

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
FVCBankcorp, Inc.*	403	$7,040
German American Bancorp, Inc.	743	26,466
Glacier Bancorp, Inc.	2,289	105,271
Great Southern Bancorp, Inc.	355	22,479
Great Western Bancorp, Inc.	1,810	62,879
Guaranty Bancshares, Inc.	252	8,286
Hancock Whitney Corp.	2,721	119,397
Hanmi Financial Corp.	866	17,316
HarborOne Bancorp, Inc.*	348	3,824
Hawthorn Bancshares, Inc.	194	4,947
HBT Financial, Inc.*	225	4,273
Heartland Financial USA, Inc.	1,056	52,525
Heritage Commerce Corp.	1,423	18,257
Heritage Financial Corp.	1,166	32,998
Hilltop Holdings, Inc.	2,168	54,048
Home BancShares, Inc.	4,898	96,295
HomeTrust Bancshares, Inc.	345	9,256
Hope Bancorp, Inc.	3,822	56,795
Horizon Bancorp, Inc.	1,296	24,624
Howard Bancorp, Inc.*	401	6,769
IBERIABANK Corp.	1,626	121,674
Independent Bank Corp./MA	951	79,171
Independent Bank Corp./MI	534	12,095
Independent Bank Group, Inc.	869	48,177
International Bancshares Corp.	1,759	75,760
Investar Holding Corp.	159	3,816
Investors Bancorp, Inc.	7,284	86,789
Lakeland Bancorp, Inc.	1,543	26,817
Lakeland Financial Corp.	214	10,471
LCNB Corp.	343	6,620
Level One Bancorp, Inc.	176	4,428
Live Oak Bancshares, Inc.	825	15,683
M&T Bank Corp.	3,297	559,666
Macatawa Bank Corp.	711	7,913
Mackinac Financial Corp.	316	5,517
MainStreet Bancshares, Inc.*	242	5,566
Malvern Bancorp, Inc.*	200	4,618
Mercantile Bank Corp.	517	18,855
Metrocity Bankshares, Inc.	428	7,494
Metropolitan Bank Holding Corp.*	221	10,659
Mid Penn Bancorp, Inc.	234	6,739
Midland States Bancorp, Inc.	635	18,390
MidWestOne Financial Group, Inc.	346	12,536
MutualFirst Financial, Inc.	171	6,784
MVB Financial Corp.	261	6,504
National Bank Holdings Corp., Class A	624	21,977
National Bankshares, Inc.	189	8,492
NBT Bancorp, Inc.	1,353	54,878
Nicolet Bankshares, Inc.*	291	21,490
Northeast Bank	228	5,014
Northrim BanCorp, Inc.	187	7,162
Norwood Financial Corp.	157	6,107
Oak Valley Bancorp	215	4,184
OFG Bancorp	1,609	37,988
Ohio Valley Banc Corp.	138	5,468
Old National Bancorp	5,319	97,284
Old Second Bancorp, Inc.	944	12,716
Opus Bank	668	17,281
Origin Bancorp, Inc.	620	23,461
Orrstown Financial Services, Inc.	277	6,266
Pacific Mercantile Bancorp*	650	5,278
Pacific Premier Bancorp, Inc.	1,804	58,819
PacWest Bancorp	3,683	140,948
Park National Corp.	427	43,716
Parke Bancorp, Inc.	249	6,322
PCB Bancorp	413	7,137
Peapack Gladstone Financial Corp.	557	17,211
Penns Woods Bancorp, Inc.	180	6,401
Peoples Bancorp of North Carolina, Inc.	124	4,073
Peoples Bancorp, Inc.	579	20,068
Peoples Financial Services Corp.	202	10,171
People’s United Financial, Inc.	13,858	234,200
People’s Utah Bancorp	472	14,217
Pinnacle Financial Partners, Inc.	2,359	150,976
Popular, Inc.	7,097	416,949
Preferred Bank	317	19,048
Premier Financial Bancorp, Inc.	434	7,873
Prosperity Bancshares, Inc.	5,702	409,917
QCR Holdings, Inc.	472	20,702
RBB Bancorp	466	9,865
Red River Bancshares, Inc. (x)*	134	7,512
Reliant Bancorp, Inc.	285	6,338
Renasant Corp.	1,727	61,170
Republic Bancorp, Inc., Class A	313	14,648
Republic First Bancorp, Inc.*	1,364	5,701
Richmond Mutual Bancorporation, Inc. (x)*	428	6,831
S&T Bancorp, Inc.	1,217	49,033
Sandy Spring Bancorp, Inc.	1,117	42,312
SB One Bancorp	278	6,928
Seacoast Banking Corp. of Florida*	1,316	40,230
Select Bancorp, Inc.*	453	5,572
ServisFirst Bancshares, Inc.	288	10,852
Shore Bancshares, Inc.	328	5,694
Sierra Bancorp	415	12,085
Signature Bank	847	115,709
Simmons First National Corp., Class A	2,871	76,914
SmartFinancial, Inc.	397	9,389
South Plains Financial, Inc. (x)	288	6,011
South State Corp.	1,071	92,909
Southern First Bancshares, Inc.*	196	8,328
Southern National Bancorp of Virginia, Inc.	648	10,595
Southside Bancshares, Inc.	1,021	37,920
Spirit of Texas Bancshares, Inc.*	454	10,442
Sterling Bancorp	53,711	1,132,228
Stock Yards Bancorp, Inc.	521	21,392
Summit Financial Group, Inc.	337	9,129
SVB Financial Group*	2,720	682,829
Synovus Financial Corp.	4,086	160,171
TCF Financial Corp.	4,769	223,189
Texas Capital Bancshares, Inc.*	1,592	90,378
Tompkins Financial Corp.	468	42,822
Towne Bank	2,110	58,700
TriCo Bancshares	842	34,362
TriState Capital Holdings, Inc.*	513	13,400
Triumph Bancorp, Inc.*	419	15,930

See Notes to Financial Statements.

204

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Truist Financial Corp.	19,622	$1,105,111
Trustmark Corp.	2,034	70,193
UMB Financial Corp.	5,789	397,357
Umpqua Holdings Corp.	7,071	125,157
Union Bankshares, Inc. (x)	106	3,844
United Bankshares, Inc.	3,049	117,874
United Community Banks, Inc.	2,278	70,345
United Security Bancshares	354	3,798
Unity Bancorp, Inc.	179	4,040
Univest Financial Corp.	920	24,638
Valley National Bancorp	12,263	140,411
Veritex Holdings, Inc.	1,084	31,577
Washington Trust Bancorp, Inc.	483	25,981
Webster Financial Corp.	2,896	154,531
WesBanco, Inc.	1,973	74,560
West Bancorporation, Inc.	356	9,124
Westamerica Bancorp	4,586	310,793
Western Alliance Bancorp	2,679	152,703
Wintrust Financial Corp.	1,762	124,926
Zions Bancorp NA	5,293	274,813

		20,332,330

Capital Markets (1.9%)
Affiliated Managers Group, Inc.	1,539	130,415
Ameriprise Financial, Inc.	4,175	695,472
Artisan Partners Asset Management, Inc., Class A	746	24,111
Assetmark Financial Holdings, Inc.*	214	6,210
Associated Capital Group, Inc., Class A (x)	69	2,705
B. Riley Financial, Inc.	655	16,493
BGC Partners, Inc., Class A	9,071	53,882
Blucora, Inc.*	395	10,325
Brightsphere Investment Group, Inc.	1,975	20,184
Cowen, Inc., Class A*	435	6,851
Diamond Hill Investment Group, Inc.	16	2,247
Donnelley Financial Solutions, Inc.*	1,012	10,596
Eaton Vance Corp.	3,469	161,968
Evercore, Inc., Class A	792	59,210
GAIN Capital Holdings, Inc. (x)	470	1,857
GAMCO Investors, Inc., Class A	37	721
INTL. FCStone, Inc.*	489	23,878
Janus Henderson Group plc	4,960	121,272
Ladenburg Thalmann Financial Services, Inc.	278	967
Lazard Ltd., Class A	2,038	81,438
Legg Mason, Inc.	2,720	97,675
Moelis & Co., Class A	288	9,193
Northern Trust Corp.	10,285	1,092,678
Oppenheimer Holdings, Inc., Class A	293	8,052
Piper Jaffray Cos.	438	35,014
PJT Partners, Inc., Class A	307	13,855
Sculptor Capital Management, Inc.	269	5,945
SEI Investments Co.	2,082	136,329
State Street Corp.	5,769	456,328
Stifel Financial Corp.	2,069	125,485
Virtu Financial, Inc., Class A	894	14,295
Virtus Investment Partners, Inc.	187	22,762
Waddell & Reed Financial, Inc., Class A	2,124	35,513
Westwood Holdings Group, Inc.	270	7,997
WisdomTree Investments, Inc.	2,677	12,957

		3,504,880

Consumer Finance (0.3%)
Credit Acceptance Corp.*	39	17,251
Encore Capital Group, Inc. (x)*	983	34,759
Enova International, Inc.*	375	9,022
EZCORP, Inc., Class A (x)*	1,549	10,564
Green Dot Corp., Class A*	275	6,407
LendingClub Corp.*	2,097	26,464
Medallion Financial Corp.*	714	5,191
Navient Corp.	6,084	83,229
Nelnet, Inc., Class A	570	33,197
OneMain Holdings, Inc.	2,072	87,335
Oportun Financial Corp. (x)*	127	3,023
PRA Group, Inc.*	1,430	51,909
Regional Management Corp.*	153	4,595
Santander Consumer USA Holdings, Inc.	3,247	75,882
SLM Corp.	13,277	118,298
World Acceptance Corp.*	60	5,184

		572,310

Diversified Financial Services (0.3%)
Banco Latinoamericano de Comercio Exterior SA, Class E	988	21,123
Cannae Holdings, Inc.*	2,138	79,512
FGL Holdings	4,633	49,342
Jefferies Financial Group, Inc.	8,368	178,824
Marlin Business Services Corp.	207	4,550
On Deck Capital, Inc.*	2,193	9,079
Voya Financial, Inc.	3,923	239,225

		581,655

Insurance (6.8%)
Aflac, Inc.	6,777	358,503
Alleghany Corp.*	394	315,031
Ambac Financial Group, Inc.*	1,395	30,090
American Equity Investment Life Holding Co.	2,848	85,241
American Financial Group, Inc.	2,310	253,291
American National Insurance Co.	225	26,478
AMERISAFE, Inc.	593	39,156
Argo Group International Holdings Ltd.	1,018	66,933
Arthur J Gallagher & Co.	1,287	122,561
Assurant, Inc.	1,906	249,838
Assured Guaranty Ltd.	2,985	146,325
Axis Capital Holdings Ltd.	2,344	139,327
Brighthouse Financial, Inc.*	13,936	546,709
Brown & Brown, Inc.	23,478	926,911
BRP Group, Inc., Class A*	231	3,708
Chubb Ltd.	4,382	682,102
Citizens, Inc. (x)*	1,613	10,888
CNO Financial Group, Inc.	4,736	85,864
Donegal Group, Inc., Class A	213	3,157
Employers Holdings, Inc.	1,002	41,833

See Notes to Financial Statements.

205

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Enstar Group Ltd.*	1,848	$382,277
Erie Indemnity Co., Class A	259	42,994
Everest Re Group Ltd.	888	245,834
FBL Financial Group, Inc., Class A	311	18,327
FedNat Holding Co.	184	3,060
First American Financial Corp.	3,430	200,038
Genworth Financial, Inc., Class A*	16,023	70,501
Global Indemnity Ltd.	171	5,067
Globe Life, Inc.	5,065	533,091
Greenlight Capital Re Ltd., Class A (x)*	875	8,846
Hallmark Financial Services, Inc.*	354	6,220
Hanover Insurance Group, Inc. (The)	1,256	171,658
HCI Group, Inc.	208	9,495
Heritage Insurance Holdings, Inc.	774	10,256
Horace Mann Educators Corp.	1,310	57,195
Independence Holding Co.	129	5,428
Investors Title Co.	38	6,050
James River Group Holdings Ltd.	469	19,327
Kemper Corp.	1,609	124,698
MBIA, Inc.*	2,106	19,586
Mercury General Corp.	870	42,395
National General Holdings Corp.	826	18,255
National Western Life Group, Inc., Class A	73	21,234
NI Holdings, Inc.*	276	4,747
Old Republic International Corp.	8,882	198,690
Primerica, Inc.	373	48,699
ProAssurance Corp.	21,772	786,840
ProSight Global, Inc.*	204	3,291
Protective Insurance Corp., Class B	238	3,829
Reinsurance Group of America, Inc.	10,300	1,679,518
RenaissanceRe Holdings Ltd.	4,350	852,687
Safety Insurance Group, Inc.	468	43,304
Selective Insurance Group, Inc.	1,007	65,646
State Auto Financial Corp.	519	16,099
Stewart Information Services Corp.	724	29,532
Third Point Reinsurance Ltd.*	2,393	25,174
Tiptree, Inc.	654	5,324
Travelers Cos., Inc. (The)	1,066	145,989
United Fire Group, Inc.	614	26,850
United Insurance Holdings Corp.	677	8,537
Universal Insurance Holdings, Inc.	660	18,473
Unum Group	6,455	188,228
Watford Holdings Ltd.*	651	16,379
White Mountains Insurance Group Ltd.	98	109,320
Willis Towers Watson plc	6,899	1,393,184
WR Berkley Corp.	4,507	311,434

		12,137,552

Mortgage Real Estate Investment Trusts (REITs) (1.1%)
AG Mortgage Investment Trust, Inc. (REIT)	1,037	15,991
AGNC Investment Corp. (REIT)	17,132	302,894
Anworth Mortgage Asset Corp. (REIT)	2,989	10,521
Apollo Commercial Real Estate Finance, Inc. (REIT)	4,805	87,883
Ares Commercial Real Estate Corp. (REIT) (x)	717	11,357
Arlington Asset Investment Corp. (REIT), Class A (x)	1,198	6,673
ARMOUR Residential REIT, Inc. (REIT)	1,882	33,631
Blackstone Mortgage Trust, Inc. (REIT), Class A (x)	3,981	148,173
Capstead Mortgage Corp. (REIT)	3,059	24,227
Cherry Hill Mortgage Investment Corp. (REIT)	448	6,536
Chimera Investment Corp. (REIT)	5,757	118,364
Colony Credit Real Estate, Inc. (REIT)	2,569	33,808
Dynex Capital, Inc. (REIT)	716	12,129
Ellington Financial, Inc. (REIT)	939	17,212
Exantas Capital Corp. (REIT)	986	11,645
Granite Point Mortgage Trust, Inc. (REIT)	1,691	31,081
Great Ajax Corp. (REIT)	542	8,027
Invesco Mortgage Capital, Inc. (REIT)	4,380	72,927
KKR Real Estate Finance Trust, Inc. (REIT) (x)	814	16,622
Ladder Capital Corp. (REIT)	3,226	58,197
MFA Financial, Inc. (REIT)	14,234	108,890
New Residential Investment Corp. (REIT)	13,190	212,491
New York Mortgage Trust, Inc. (REIT)	7,971	49,659
Orchid Island Capital, Inc. (REIT) (x)	2,132	12,472
PennyMac Mortgage Investment Trust (REIT)‡	2,757	61,454
Ready Capital Corp. (REIT)	1,008	15,543
Redwood Trust, Inc. (REIT)	3,441	56,914
Starwood Property Trust, Inc. (REIT)	8,622	214,343
TPG RE Finance Trust, Inc. (REIT)	1,579	32,006
Two Harbors Investment Corp. (REIT)	8,706	127,282
Western Asset Mortgage Capital Corp. (REIT)	1,521	15,712

		1,934,664

Thrifts & Mortgage Finance (1.3%)
Axos Financial, Inc.*	679	20,560
Bridgewater Bancshares, Inc.*	663	9,136
Capitol Federal Financial, Inc.	31,673	434,870
Columbia Financial, Inc.*	1,594	27,002
Entegra Financial Corp.*	162	4,886
ESSA Bancorp, Inc.	305	5,170
Essent Group Ltd.	1,498	77,881
Federal Agricultural Mortgage Corp., Class C	186	15,531
First Defiance Financial Corp.	626	19,713

See Notes to Financial Statements.

206

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Flagstar Bancorp, Inc.	1,068	$40,851
FS Bancorp, Inc.	119	7,591
Hingham Institution for Savings	19	3,994
Home Bancorp, Inc.	229	8,974
HomeStreet, Inc.*	725	24,650
Kearny Financial Corp.	1,820	25,171
Luther Burbank Corp.	620	7,149
Merchants Bancorp	280	5,519
Meridian Bancorp, Inc.	1,319	26,499
Meta Financial Group, Inc.	449	16,393
MGIC Investment Corp.	10,939	155,006
MMA Capital Holdings, Inc.*	154	4,897
Mr Cooper Group, Inc.*	44,066	551,266
New York Community Bancorp, Inc.	14,315	172,066
Northfield Bancorp, Inc.	1,414	23,981
Northwest Bancshares, Inc.	3,151	52,401
OceanFirst Financial Corp.	1,605	40,992
Ocwen Financial Corp.*	3,896	5,338
OP Bancorp	384	3,982
PCSB Financial Corp.	435	8,809
PDL Community Bancorp*	263	3,866
PennyMac Financial Services, Inc.‡	302	10,280
Pioneer Bancorp, Inc.*	397	6,078
Provident Bancorp, Inc.*	214	2,664
Provident Financial Holdings, Inc.	204	4,468
Provident Financial Services, Inc.	1,958	48,265
Prudential Bancorp, Inc.	230	4,262
Radian Group, Inc.	6,343	159,590
Riverview Bancorp, Inc.	559	4,589
Southern Missouri Bancorp, Inc.	203	7,787
Sterling Bancorp, Inc.	576	4,666
Territorial Bancorp, Inc.	204	6,312
TFS Financial Corp. (x)	1,560	30,701
Timberland Bancorp, Inc.	195	5,799
TrustCo Bank Corp.	2,908	25,212
United Community Financial Corp.	1,332	15,531
Walker & Dunlop, Inc.	775	50,127
Washington Federal, Inc.	2,531	92,761
Waterstone Financial, Inc.	683	12,997
Western New England Bancorp, Inc.	734	7,068
WSFS Financial Corp.	1,602	70,472

		2,373,773

Total Financials		41,437,164

Health Care (6.3%)
Biotechnology (0.8%)
Abeona Therapeutics, Inc. (x)*	1,102	3,604
Acceleron Pharma, Inc.*	230	12,195
Achillion Pharmaceuticals, Inc.*	4,418	26,641
Acorda Therapeutics, Inc.*	1,321	2,695
Adamas Pharmaceuticals, Inc. (x)*	780	2,956
Aeglea BioTherapeutics, Inc.*	775	5,921
Agios Pharmaceuticals, Inc.*	1,687	80,554
Akebia Therapeutics, Inc.*	3,803	24,035
Aldeyra Therapeutics, Inc. (x)*	269	1,563
Alkermes plc*	4,943	100,837
Alnylam Pharmaceuticals, Inc.*	552	63,574
AMAG Pharmaceuticals, Inc. (x)*	1,043	12,693
AnaptysBio, Inc.*	129	2,096
Anika Therapeutics, Inc.*	444	23,021
Aprea Therapeutics, Inc.*	80	3,671
Arcus Biosciences, Inc.*	1,035	10,454
Ardelyx, Inc.*	1,582	11,873
Arena Pharmaceuticals, Inc.*	311	14,126
ArQule, Inc.*	310	6,188
Assembly Biosciences, Inc.*	669	13,688
BioCryst Pharmaceuticals, Inc.*	613	2,115
Bluebird Bio, Inc.*	1,746	153,211
Bridgebio Pharma, Inc. (x)*	114	3,996
Calithera Biosciences, Inc.*	1,542	8,805
CareDx, Inc.*	67	1,445
Cellular Biomedicine Group, Inc. (x)*	122	1,981
Chimerix, Inc.*	1,416	2,874
Coherus Biosciences, Inc.*	1,152	20,742
Concert Pharmaceuticals, Inc.*	593	5,470
Constellation Pharmaceuticals, Inc.*	57	2,685
Cytokinetics, Inc. (x)*	81	859
Dynavax Technologies Corp. (x)*	236	1,350
Enochian Biosciences, Inc. (x)*	475	2,384
Epizyme, Inc.*	605	14,883
Evelo Biosciences, Inc. (x)*	384	1,559
Exelixis, Inc.*	5,587	98,443
FibroGen, Inc.*	259	11,109
Five Prime Therapeutics, Inc.*	874	4,012
G1 Therapeutics, Inc.*	444	11,735
Geron Corp. (x)*	5,670	7,711
Gossamer Bio, Inc.*	675	10,550
Gritstone Oncology, Inc. (x)*	644	5,777
Harpoon Therapeutics, Inc.*	141	2,085
ImmunoGen, Inc.*	2,236	11,415
Immunomedics, Inc.*	580	12,273
Intellia Therapeutics, Inc. (x)*	357	5,237
Intrexon Corp. (x)*	1,718	9,415
Jounce Therapeutics, Inc.*	593	5,177
Karuna Therapeutics, Inc. (x)*	38	2,863
Kezar Life Sciences, Inc.*	507	2,033
Ligand Pharmaceuticals, Inc.*	463	48,286
Lineage Cell Therapeutics, Inc. (x)*	2,396	2,132
MacroGenics, Inc.*	816	8,878
Medicines Co. (The) (x)*	1,594	135,394
Mersana Therapeutics, Inc.*	1,224	7,014
Minerva Neurosciences, Inc.*	254	1,806
Moderna, Inc. (x)*	663	12,968
Molecular Templates, Inc.*	178	2,489
Myriad Genetics, Inc.*	1,962	53,425
Neon Therapeutics, Inc. (x)*	528	623
Novavax, Inc. (x)*	419	1,668
OPKO Health, Inc. (x)*	12,495	18,368
PDL BioPharma, Inc.*	3,875	12,574
PolarityTE, Inc. (x)*	512	1,331
Principia Biopharma, Inc.*	52	2,849
Protagonist Therapeutics, Inc.*	203	1,431
Prothena Corp. plc*	1,226	19,408
Rigel Pharmaceuticals, Inc.*	574	1,228

See Notes to Financial Statements.

207

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Sangamo Therapeutics, Inc.*	1,097	$9,182
Solid Biosciences, Inc.*	468	2,083
Spectrum Pharmaceuticals, Inc.*	276	1,005
Spero Therapeutics, Inc.*	282	2,711
SpringWorks Therapeutics, Inc.*	88	3,387
Stoke Therapeutics, Inc.*	13	368
Sutro Biopharma, Inc.*	311	3,421
Synlogic, Inc.*	528	1,362
Synthorx, Inc.*	39	2,726
TCR2 Therapeutics, Inc. (x)*	383	5,469
TG Therapeutics, Inc. (x)*	302	3,352
Turning Point Therapeutics, Inc.*	44	2,741
United Therapeutics Corp.*	1,370	120,670
UNITY Biotechnology, Inc. (x)*	282	2,033
Viking Therapeutics, Inc. (x)*	1,876	15,046

		1,354,007

Health Care Equipment & Supplies (2.2%)
AngioDynamics, Inc.*	1,167	18,684
Apyx Medical Corp.*	940	7,952
Avanos Medical, Inc.*	1,496	50,415
Boston Scientific Corp.*	21,349	965,402
Cantel Medical Corp.	510	36,159
Cerus Corp.*	322	1,359
ElectroCore, Inc. (x)*	646	1,027
Envista Holdings Corp.*	1,594	47,246
Hill-Rom Holdings, Inc.	1,024	116,255
Hologic, Inc.*	7,107	371,056
ICU Medical, Inc.*	424	79,339
Integer Holdings Corp.*	267	21,475
Integra LifeSciences Holdings Corp.*	2,246	130,897
Invacare Corp.	1,035	9,336
LeMaitre Vascular, Inc.	88	3,164
LivaNova plc*	327	24,666
Meridian Bioscience, Inc.	1,249	12,203
OraSure Technologies, Inc.*	1,980	15,899
Orthofix Medical, Inc.*	114	5,264
Rockwell Medical, Inc. (x)*	256	625
RTI Surgical Holdings, Inc.*	1,553	4,255
SeaSpine Holdings Corp.*	436	5,236
Siemens Healthineers AG (m)	6,333	304,182
STERIS plc	2,495	380,288
TransEnterix, Inc. (x)*	155	228
Utah Medical Products, Inc.	10	1,079
Varex Imaging Corp.*	688	20,509
West Pharmaceutical Services, Inc.	565	84,936
Zimmer Biomet Holdings, Inc.	8,630	1,291,738

		4,010,874

Health Care Providers & Services (1.9%)
Acadia Healthcare Co., Inc. (x)*	2,753	91,455
American Renal Associates Holdings, Inc.*	366	3,795
Brookdale Senior Living, Inc.*	5,860	42,602
Cardinal Health, Inc.	10,768	544,645
Community Health Systems, Inc.*	3,025	8,772
Covetrus, Inc. (x)*	3,079	40,643
Cross Country Healthcare, Inc.*	1,005	11,678
Diplomat Pharmacy, Inc.*	1,860	7,440
Encompass Health Corp.	1,530	105,983
Enzo Biochem, Inc.*	1,465	3,853
Hanger, Inc.*	979	27,030
Henry Schein, Inc.*	5,768	384,841
Magellan Health, Inc.*	302	23,632
McKesson Corp.	3,593	496,984
MEDNAX, Inc.*	2,493	69,280
Molina Healthcare, Inc.*	437	59,297
National HealthCare Corp.	389	33,621
Option Care Health, Inc.*	3,370	12,570
Owens & Minor, Inc.	1,901	9,828
Patterson Cos., Inc.	2,644	54,149
Premier, Inc., Class A*	1,932	73,184
Progyny, Inc.*	195	5,353
Quest Diagnostics, Inc.	6,487	692,747
Surgery Partners, Inc.*	582	9,111
Tenet Healthcare Corp.*	217	8,253
Tivity Health, Inc.*	1,509	30,701
Triple-S Management Corp., Class B*	737	13,627
Universal Health Services, Inc., Class B	3,225	462,659

		3,327,733

Health Care Technology (0.3%)
Allscripts Healthcare Solutions, Inc.*	5,215	51,185
Cerner Corp.	6,760	496,117
Change Healthcare, Inc. (x)*	825	13,522
Computer Programs & Systems, Inc.	414	10,930
Evolent Health, Inc., Class A*	1,683	15,231
HealthStream, Inc.*	527	14,334
Livongo Health, Inc. (x)*	23	576

		601,895

Life Sciences Tools & Services (0.5%)
Adaptive Biotechnologies Corp. (x)*	194	5,804
Avantor, Inc.*	2,880	52,272
Bio-Rad Laboratories, Inc., Class A*	672	248,660
Luminex Corp.	1,341	31,058
NanoString Technologies, Inc.*	72	2,003
Pacific Biosciences of California, Inc.*	449	2,308
PerkinElmer, Inc.	2,710	263,141
QIAGEN NV*	6,991	236,296
Syneos Health, Inc.*	1,822	108,363

		949,905

Pharmaceuticals (0.6%)
AcelRx Pharmaceuticals, Inc. (x)*	1,802	3,802
Aclaris Therapeutics, Inc. (x)*	1,063	2,009
Akorn, Inc.*	2,465	3,698
Assertio Therapeutics, Inc.*	2,149	2,686
Cara Therapeutics, Inc. (x)*	152	2,449
Catalent, Inc.*	4,544	255,827
cbdMD, Inc. (x)*	329	744
Endo International plc*	6,747	31,643
Horizon Therapeutics plc*	5,184	187,661
Intra-Cellular Therapies, Inc. (x)*	657	22,542
Jazz Pharmaceuticals plc*	199	29,707

See Notes to Financial Statements.

208

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Kala Pharmaceuticals, Inc. (x)*	409	$1,509
Lannett Co., Inc. (x)*	1,042	9,191
Mallinckrodt plc (x)*	2,677	9,343
Menlo Therapeutics, Inc.*	345	1,601
Nektar Therapeutics*	4,499	97,111
Osmotica Pharmaceuticals plc (x)*	396	2,768
Perrigo Co. plc	3,961	204,625
Phibro Animal Health Corp., Class A	13	323
Prestige Consumer Healthcare, Inc.*	1,572	63,666
Reata Pharmaceuticals, Inc., Class A*	405	82,794
resTORbio, Inc. (x)*	464	691
Revance Therapeutics, Inc.*	264	4,285
Strongbridge Biopharma plc*	1,216	2,541
TherapeuticsMD, Inc. (x)*	832	2,013
Verrica Pharmaceuticals, Inc.*	270	4,290
WaVe Life Sciences Ltd. (x)*	162	1,298

		1,030,817

Total Health Care		11,275,231

Industrials (15.6%)
Aerospace & Defense (0.9%)
AAR Corp.	1,059	47,761
Aerojet Rocketdyne Holdings, Inc.*	681	31,094
BAE Systems plc	46,360	346,835
BWX Technologies, Inc.	770	47,802
Cubic Corp.	835	53,081
Curtiss-Wright Corp.	1,336	188,229
Ducommun, Inc.*	289	14,603
Hexcel Corp.	184	13,489
Huntington Ingalls Industries, Inc.	263	65,981
Maxar Technologies, Inc. (x)	1,855	29,068
Moog, Inc., Class A	138	11,776
National Presto Industries, Inc.	140	12,375
Park Aerospace Corp.	588	9,567
Spirit AeroSystems Holdings, Inc., Class A	324	23,613
Teledyne Technologies, Inc.*	1,130	391,590
Textron, Inc.	7,440	331,824
Triumph Group, Inc.	1,193	30,147
Vectrus, Inc.*	341	17,480
Wesco Aircraft Holdings, Inc.*	1,208	13,312

		1,679,627

Air Freight & Logistics (0.7%)
Atlas Air Worldwide Holdings, Inc.*	741	20,429
Echo Global Logistics, Inc.*	883	18,278
Hub Group, Inc., Class A*	23,467	1,203,623
XPO Logistics, Inc.*	1,215	96,836

		1,339,166

Airlines (1.6%)
Alaska Air Group, Inc.	13,775	933,256
Allegiant Travel Co.	5,394	938,772
Copa Holdings SA, Class A	994	107,431
Hawaiian Holdings, Inc.	1,426	41,768
JetBlue Airways Corp.*	8,271	154,833
Mesa Air Group, Inc.*	250	2,235
SkyWest, Inc.	1,527	98,690
Southwest Airlines Co.	12,483	673,832
Spirit Airlines, Inc.*	470	18,946

		2,969,763

Building Products (0.9%)
Allegion plc	718	89,420
AO Smith Corp.	3,557	169,455
Apogee Enterprises, Inc.	104	3,380
Armstrong Flooring, Inc.*	697	2,976
Builders FirstSource, Inc.*	267	6,784
Caesarstone Ltd.	683	10,293
Continental Building Products, Inc.*	590	21,494
Cornerstone Building Brands, Inc.*	1,509	12,842
Fortune Brands Home & Security, Inc.	2,984	194,975
Gibraltar Industries, Inc.*	1,025	51,701
Griffon Corp.	1,145	23,278
Insteel Industries, Inc.	601	12,915
JELD-WEN Holding, Inc.*	245	5,735
Johnson Controls International plc	15,835	644,643
Lennox International, Inc.	92	22,445
Masonite International Corp.*	20	1,444
Owens Corning	3,385	220,431
Patrick Industries, Inc.	243	12,740
PGT Innovations, Inc.*	934	13,926
Quanex Building Products Corp.	1,060	18,105
Resideo Technologies, Inc.*	3,892	46,432
Universal Forest Products, Inc.	191	9,111

		1,594,525

Commercial Services & Supplies (1.1%)
ABM Industries, Inc.	2,103	79,304
ACCO Brands Corp.	3,014	28,211
ADT, Inc. (x)	3,457	27,414
Advanced Disposal Services, Inc.*	136	4,470
Brady Corp., Class A	279	15,975
BrightView Holdings, Inc.*	994	16,769
CECO Environmental Corp.*	948	7,262
Charah Solutions, Inc.*	339	827
Clean Harbors, Inc.*	1,630	139,772
Deluxe Corp.	1,203	60,054
Ennis, Inc.	821	17,775
Heritage-Crystal Clean, Inc.*	154	4,831
HNI Corp.	302	11,313
IAA, Inc.*	383	18,024
Interface, Inc.	143	2,372
KAR Auction Services, Inc.	363	7,910
Kimball International, Inc., Class B	161	3,328
Knoll, Inc.	55	1,389
Matthews International Corp., Class A	981	37,445
McGrath RentCorp	248	18,982
Mobile Mini, Inc.	956	36,242
NL Industries, Inc.*	371	1,451
PICO Holdings, Inc.*	568	6,316

See Notes to Financial Statements.

209

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Pitney Bowes, Inc.	2,647	$10,667
Quad/Graphics, Inc.	918	4,287
Republic Services, Inc.	4,201	376,536
RR Donnelley & Sons Co.	2,462	9,725
SP Plus Corp.*	730	30,974
Steelcase, Inc., Class A	2,097	42,905
Stericycle, Inc.*	12,878	821,745
Team, Inc.*	1,000	15,970
UniFirst Corp.	477	96,344
VSE Corp.	240	9,130

		1,965,719

Construction & Engineering (0.6%)
AECOM*	4,881	210,518
Aegion Corp.*	996	22,281
Ameresco, Inc., Class A*	628	10,990
Arcosa, Inc.	1,536	68,429
Argan, Inc.	80	3,211
Concrete Pumping Holdings, Inc.*	394	2,155
Construction Partners, Inc., Class A*	258	4,352
Dycom Industries, Inc.*	195	9,194
EMCOR Group, Inc.	435	37,540
Fluor Corp.	4,420	83,450
Granite Construction, Inc.	1,262	34,920
Great Lakes Dredge & Dock Corp.*	257	2,912
IES Holdings, Inc.*	161	4,131
Jacobs Engineering Group, Inc.	4,159	373,603
Northwest Pipe Co.*	288	9,593
Primoris Services Corp.	452	10,052
Quanta Services, Inc.	3,417	139,106
Sterling Construction Co., Inc.*	645	9,082
Tutor Perini Corp.*	1,182	15,201
Valmont Industries, Inc.	663	99,304
WillScot Corp.*	462	8,542

		1,158,566

Electrical Equipment (2.5%)
Acuity Brands, Inc.	917	126,546
American Superconductor Corp. (x)*	487	3,823
AZZ, Inc.	571	26,237
Bloom Energy Corp., Class A (x)*	1,739	12,990
Eaton Corp. plc	3,608	341,750
Emerson Electric Co.	10,861	828,260
Encore Wire Corp.	645	37,023
EnerSys	473	35,394
GrafTech International Ltd. (x)	1,871	21,741
Hubbell, Inc.	5,730	847,009
nVent Electric plc	30,803	787,941
Powell Industries, Inc.	267	13,080
Preformed Line Products Co.	79	4,768
Regal Beloit Corp.	1,272	108,896
Schneider Electric SE	2,385	244,786
Sensata Technologies Holding plc*	18,837	1,014,749
Thermon Group Holdings, Inc.*	722	19,350

		4,474,343

Industrial Conglomerates (0.0%)
Carlisle Cos., Inc.	235	38,032

Machinery (3.5%)
Actuant Corp., Class A	913	23,765
AGCO Corp.	1,976	152,646
Alamo Group, Inc.	43	5,399
Altra Industrial Motion Corp.	2,033	73,615
Astec Industries, Inc.	715	30,030
Barnes Group, Inc.	1,288	79,804
Blue Bird Corp.*	228	5,226
Briggs & Stratton Corp.	1,282	8,538
CIRCOR International, Inc.*	615	28,438
Colfax Corp.*	26,838	976,366
Columbus McKinnon Corp.	253	10,128
Commercial Vehicle Group, Inc.*	990	6,286
Crane Co.	1,586	136,999
Cummins, Inc.	2,687	480,866
Eastern Co. (The)	125	3,816
EnPro Industries, Inc.	595	39,794
ESCO Technologies, Inc.	53	4,902
Federal Signal Corp.	108	3,483
Flowserve Corp.	3,217	160,110
Franklin Electric Co., Inc.	70	4,012
Gardner Denver Holdings, Inc.*	4,147	152,112
Gates Industrial Corp. plc*	1,381	19,003
Gencor Industries, Inc.*	169	1,972
Gorman-Rupp Co. (The)	423	15,862
Graham Corp.	241	5,273
Greenbrier Cos., Inc. (The)	1,023	33,176
Hillenbrand, Inc.	1,009	33,610
Hurco Cos., Inc.	186	7,135
Hyster-Yale Materials Handling, Inc.	325	19,162
IDEX Corp.	1,187	204,164
IMI plc	27,207	424,893
ITT, Inc.	2,759	203,918
Kennametal, Inc.	2,593	95,656
LB Foster Co., Class A*	308	5,969
Lincoln Electric Holdings, Inc.	114	11,027
Lindsay Corp.	226	21,694
Luxfer Holdings plc	75	1,388
Lydall, Inc.*	492	10,096
Manitowoc Co., Inc. (The)*	1,105	19,337
Meritor, Inc.*	426	11,157
Miller Industries, Inc.	321	11,919
Mueller Industries, Inc.	795	25,241
Mueller Water Products, Inc., Class A	2,035	24,379
Navistar International Corp.*	1,557	45,060
NN, Inc.	1,328	12,284
Nordson Corp.	160	26,054
Oshkosh Corp.	2,130	201,604
PACCAR, Inc.	5,260	416,066
Parker-Hannifin Corp.	1,496	307,907
Park-Ohio Holdings Corp.	266	8,951
Pentair plc	5,252	240,909
REV Group, Inc.	721	8,818
Rexnord Corp.*	2,976	97,077
Snap-on, Inc.	1,712	290,013
Spartan Motors, Inc.	318	5,749
SPX Corp.*	265	13,483
SPX FLOW, Inc.*	10,901	532,732
Standex International Corp.	400	31,740
Terex Corp.	501	14,920

See Notes to Financial Statements.

210

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Timken Co. (The)	2,081	$117,181
Titan International, Inc.	1,365	4,941
TriMas Corp.*	1,442	45,293
Trinity Industries, Inc.	3,145	69,662
Twin Disc, Inc.*	328	3,615
Wabash National Corp.	1,743	25,605
WABCO Holdings, Inc.*	258	34,959
Watts Water Technologies, Inc., Class A	379	37,809
Woodward, Inc.	311	36,835

		6,221,633

Marine (0.9%)
Costamare, Inc.	1,389	13,237
Eagle Bulk Shipping, Inc.*	1,162	5,345
Genco Shipping & Trading Ltd.	529	5,618
Kirby Corp.*	16,402	1,468,471
Matson, Inc.	1,347	54,958
Safe Bulkers, Inc.*	1,827	3,106
Scorpio Bulkers, Inc.	1,467	9,345

		1,560,080

Professional Services (0.3%)
Acacia Research Corp.*	1,210	3,218
ASGN, Inc.*	206	14,620
BG Staffing, Inc.	201	4,400
CBIZ, Inc.*	1,633	44,026
CRA International, Inc.	191	10,404
FTI Consulting, Inc.*	1,054	116,636
GP Strategies Corp.*	405	5,358
Heidrick & Struggles International, Inc.	535	17,387
Huron Consulting Group, Inc.*	626	43,019
ICF International, Inc.	221	20,248
InnerWorkings, Inc.*	1,372	7,560
Kelly Services, Inc., Class A	1,041	23,506
ManpowerGroup, Inc.	1,856	180,217
Mistras Group, Inc.*	515	7,349
Resources Connection, Inc.	593	9,684
TrueBlue, Inc.*	1,248	30,027

		537,659

Road & Rail (0.6%)
AMERCO	280	105,230
ArcBest Corp.	786	21,694
Covenant Transportation Group, Inc., Class A*	328	4,239
Daseke, Inc.*	1,403	4,433
Heartland Express, Inc.	21,708	456,953
Hertz Global Holdings, Inc.*	3,135	49,376
Knight-Swift Transportation Holdings, Inc.	3,837	137,518
Landstar System, Inc.	113	12,867
Marten Transport Ltd.	1,258	27,034
PAM Transportation Services, Inc.*	29	1,674
Ryder System, Inc.	1,650	89,612
Saia, Inc.*	335	31,195
Schneider National, Inc., Class B	1,774	38,709
US Xpress Enterprises, Inc., Class A*	750	3,773
Werner Enterprises, Inc.	1,436	52,256
YRC Worldwide, Inc. (x)*	982	2,504

		1,039,067

Trading Companies & Distributors (1.9%)
Air Lease Corp.	3,065	145,649
Aircastle Ltd.	21,555	689,976
Beacon Roofing Supply, Inc.*	1,736	55,517
BlueLinx Holdings, Inc. (x)*	286	4,075
BMC Stock Holdings, Inc.*	2,113	60,622
CAI International, Inc.*	549	15,910
DXP Enterprises, Inc.*	518	20,622
Foundation Building Materials, Inc.*	431	8,340
GATX Corp.	1,088	90,141
General Finance Corp.*	182	2,015
GMS, Inc.*	678	18,360
H&E Equipment Services, Inc.	236	7,889
HD Supply Holdings, Inc.*	5,207	209,425
Herc Holdings, Inc.*	707	34,601
Kaman Corp.	753	49,638
MRC Global, Inc.*	2,290	31,236
MSC Industrial Direct Co., Inc., Class A	7,118	558,549
NOW, Inc.*	3,433	38,587
Rush Enterprises, Inc., Class A	875	40,687
Rush Enterprises, Inc., Class B	111	5,073
Systemax, Inc.	92	2,315
Textainer Group Holdings Ltd.*	1,560	16,708
Titan Machinery, Inc.*	598	8,838
Triton International Ltd.	1,730	69,546
Univar Solutions, Inc.*	5,297	128,399
Veritiv Corp.*	410	8,065
Watsco, Inc.	1,022	184,113
WESCO International, Inc.*	15,479	919,298
Willis Lease Finance Corp.*	74	4,359

		3,428,553

Transportation Infrastructure (0.1%)
Macquarie Infrastructure Corp.	2,329	99,774

Total Industrials		28,106,507

Information Technology (7.0%)
Communications Equipment (0.8%)
ADTRAN, Inc.	1,525	15,082
Applied Optoelectronics, Inc. (x)*	640	7,603
CalAmp Corp.*	1,069	10,241
Calix, Inc.*	726	5,808
Casa Systems, Inc.*	158	646
Ciena Corp.*	4,872	207,986
CommScope Holding Co., Inc.*	6,053	85,892
Comtech Telecommunications Corp.	743	26,369
DASAN Zhone Solutions, Inc.*	30	266
Digi International, Inc.*	825	14,619
EchoStar Corp., Class A*	1,567	67,867
Harmonic, Inc.*	2,731	21,302
Infinera Corp.*	5,458	43,337
Inseego Corp. (x)*	1,400	10,262
Juniper Networks, Inc.	20,725	510,457
KVH Industries, Inc.*	360	4,007
Lumentum Holdings, Inc.*	2,404	190,637
NETGEAR, Inc.*	887	21,740
NetScout Systems, Inc.*	2,232	53,724
Ribbon Communications, Inc.*	1,848	5,729

See Notes to Financial Statements.

211

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
TESSCO Technologies, Inc.	217	$2,435
ViaSat, Inc.*	1,780	130,287

		1,436,296

Electronic Equipment, Instruments & Components (2.4%)
Anixter International, Inc.*	963	88,692
Arlo Technologies, Inc.*	2,380	10,020
Arrow Electronics, Inc.*	2,532	214,562
Avnet, Inc.	13,602	577,269
AVX Corp.	1,490	30,500
Bel Fuse, Inc., Class B	301	6,170
Belden, Inc.	1,228	67,540
Benchmark Electronics, Inc.	1,133	38,930
Coherent, Inc.*	754	125,428
CTS Corp.	1,036	31,090
Daktronics, Inc.	1,192	7,259
Dolby Laboratories, Inc., Class A	1,703	117,166
ePlus, Inc.*	56	4,720
Fabrinet*	95	6,160
FARO Technologies, Inc.*	31	1,561
Fitbit, Inc., Class A (x)*	5,425	35,642
FLIR Systems, Inc.	3,886	202,344
II-VI, Inc.*	998	33,603
Insight Enterprises, Inc.*	711	49,976
Jabil, Inc.	3,692	152,590
KEMET Corp.	1,797	48,609
Kimball Electronics, Inc.*	749	13,145
Knowles Corp.*	2,579	54,546
Littelfuse, Inc.	740	141,562
Methode Electronics, Inc.	1,164	45,803
MTS Systems Corp.	383	18,395
National Instruments Corp.	3,858	163,348
PC Connection, Inc.	347	17,232
Plexus Corp.*	772	59,398
Sanmina Corp.*	22,019	753,931
ScanSource, Inc.*	825	30,484
SYNNEX Corp.	1,306	168,213
TE Connectivity Ltd.	4,716	451,981
Tech Data Corp.*	1,111	159,540
Trimble, Inc.*	6,576	274,153
TTM Technologies, Inc.*	3,072	46,234
Vishay Intertechnology, Inc.	4,195	89,312
Vishay Precision Group, Inc.*	86	2,924

		4,340,032

IT Services (1.2%)
Alliance Data Systems Corp.	1,136	127,459
Amdocs Ltd.	4,264	307,818
Broadridge Financial Solutions, Inc.	1,586	195,934
CACI International, Inc., Class A*	775	193,742
Cardtronics plc, Class A*	201	8,975
Conduent, Inc.*	5,481	33,982
CoreLogic, Inc.*	2,345	102,500
Exela Technologies, Inc. (x)*	336	137
Hackett Group, Inc. (The)	78	1,259
Information Services Group, Inc.*	1,215	3,074
Jack Henry & Associates, Inc.	275	40,059
KBR, Inc.	4,463	136,122
Leidos Holdings, Inc.	4,212	412,313
Limelight Networks, Inc.*	2,263	9,233
LiveRamp Holdings, Inc.*	2,098	100,851
ManTech International Corp., Class A	848	67,738
Perspecta, Inc.	4,019	106,262
Sabre Corp.	7,146	160,356
StarTek, Inc.*	554	4,421
Sykes Enterprises, Inc.*	1,245	46,053
Unisys Corp.*	400	4,744

		2,063,032

Semiconductors & Semiconductor Equipment (1.9%)
Alpha & Omega Semiconductor Ltd.*	536	7,300
Ambarella, Inc.*	600	36,336
Amkor Technology, Inc.*	3,146	40,898
Applied Materials, Inc.	9,859	601,793
Axcelis Technologies, Inc.*	964	23,228
AXT, Inc.*	1,323	5,755
Brooks Automation, Inc.	299	12,546
CEVA, Inc.*	91	2,453
Cirrus Logic, Inc.*	1,837	151,387
Cohu, Inc.	1,288	29,431
Cree, Inc.*	3,129	144,403
Cypress Semiconductor Corp.	11,618	271,048
Diodes, Inc.*	986	55,581
DSP Group, Inc.*	468	7,366
First Solar, Inc.*	2,574	144,041
FormFactor, Inc.*	2,197	57,056
GSI Technology, Inc.*	507	3,595
Ichor Holdings Ltd.*	548	18,232
MACOM Technology Solutions Holdings, Inc.*	1,452	38,623
Maxim Integrated Products, Inc.	9,342	574,627
Microchip Technology, Inc.	3,682	385,579
MKS Instruments, Inc.	1,708	187,897
NeoPhotonics Corp.*	1,276	11,254
NVE Corp.	16	1,142
ON Semiconductor Corp.*	12,832	312,844
Onto Innovation, Inc.*	1,166	42,606
PDF Solutions, Inc.*	774	13,073
Photronics, Inc.*	2,048	32,277
Rambus, Inc.*	3,427	47,207
Semtech Corp.*	178	9,416
SMART Global Holdings, Inc.*	414	15,707
SunPower Corp. (x)*	1,979	15,436
Synaptics, Inc.*	1,040	68,401
Ultra Clean Holdings, Inc.*	1,196	28,070
Veeco Instruments, Inc.*	1,551	22,777
Xperi Corp.	1,255	23,218

		3,442,603

Software (0.3%)
2U, Inc.*	1,123	26,941
American Software, Inc., Class A	326	4,851
Avaya Holdings Corp.*	3,511	47,398
Cerence, Inc.*	1,149	26,002
Ceridian HCM Holding, Inc.*	560	38,013
Cloudera, Inc. (x)*	6,992	81,317
Digimarc Corp. (x)*	28	940
Dynatrace, Inc.*	379	9,589
GTY Technology Holdings, Inc. (x)*	1,400	8,246

See Notes to Financial Statements.

212

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
LogMeIn, Inc.	1,515	$129,896
Medallia, Inc. (x)*	107	3,329
Nuance Communications, Inc.*	9,048	161,326
OneSpan, Inc.*	318	5,444
QAD, Inc., Class A	179	9,116
SecureWorks Corp., Class A (x)*	156	2,599
SolarWinds Corp.*	1,032	19,143
Synchronoss Technologies, Inc. (x)*	1,224	5,814
Telenav, Inc.*	378	1,837
TiVo Corp.	3,912	33,174
Verint Systems, Inc.*	119	6,588

		621,563

Technology Hardware, Storage & Peripherals (0.4%)
3D Systems Corp. (x)*	3,764	32,935
Diebold Nixdorf, Inc.*	1,186	12,524
HP, Inc.	16,317	335,314
Immersion Corp.*	1,012	7,519
Stratasys Ltd. (x)*	1,632	33,007
Xerox Holdings Corp.	5,635	207,763

		629,062

Total Information Technology		12,532,588

Materials (5.5%)
Chemicals (2.7%)
AdvanSix, Inc.*	911	18,184
Albemarle Corp.	3,308	241,616
American Vanguard Corp.	920	17,912
Amyris, Inc. (x)*	1,731	5,349
Ashland Global Holdings, Inc.	11,752	899,381
Axalta Coating Systems Ltd.*	37,430	1,137,872
Cabot Corp.	1,723	81,877
CF Industries Holdings, Inc.	6,183	295,176
Chemours Co. (The)	5,166	93,453
Element Solutions, Inc.*	4,205	49,114
Ferro Corp.*	496	7,356
Flotek Industries, Inc.*	1,736	3,472
FutureFuel Corp.	748	9,268
Hawkins, Inc.	297	13,606
HB Fuller Co.	403	20,783
Huntsman Corp.	6,768	163,515
Innophos Holdings, Inc.	613	19,604
Innospec, Inc.	110	11,378
Intrepid Potash, Inc.*	2,861	7,753
Koppers Holdings, Inc.*	136	5,198
Kraton Corp.*	720	18,230
Kronos Worldwide, Inc. (x)	740	9,916
Livent Corp.*	4,649	39,749
LSB Industries, Inc.*	764	3,209
Minerals Technologies, Inc.	1,115	64,258
NewMarket Corp.	17	8,271
Olin Corp.	4,976	85,836
Orion Engineered Carbons SA	631	12,178
PolyOne Corp.	146	5,371
PQ Group Holdings, Inc.*	1,394	23,949
Rayonier Advanced Materials, Inc.	1,504	5,775
RPM International, Inc.	8,933	685,697
Sensient Technologies Corp.	630	41,637
Stepan Co.	578	59,210
Trecora Resources*	552	3,947
Tredegar Corp.	801	17,902
Trinseo SA	1,229	45,731
Tronox Holdings plc, Class A	1,608	18,363
Valhi, Inc.	768	1,436
Valvoline, Inc.	5,941	127,197
Westlake Chemical Corp.	1,118	78,428
WR Grace & Co.	6,581	459,683

		4,917,840

Construction Materials (0.1%)
Eagle Materials, Inc.	223	20,217
Summit Materials, Inc., Class A*	2,911	69,573
United States Lime & Minerals, Inc.	58	5,238

		95,028

Containers & Packaging (1.5%)
AptarGroup, Inc.	1,214	140,363
Ardagh Group SA	538	10,534
Avery Dennison Corp.	169	22,109
Berry Global Group, Inc.*	2,555	121,337
Crown Holdings, Inc.*	1,713	124,261
Graphic Packaging Holding Co.	22,790	379,453
Greif, Inc., Class A	819	36,200
Greif, Inc., Class B	175	9,060
O-I Glass, Inc.	4,915	58,636
Packaging Corp. of America	6,134	686,947
Sealed Air Corp.	4,547	181,107
Silgan Holdings, Inc.	2,470	76,768
Sonoco Products Co.	8,156	503,388
UFP Technologies, Inc.*	181	8,979
Westrock Co.	5,717	245,316

		2,604,458

Metals & Mining (0.8%)
AK Steel Holding Corp. (x)*	5,774	18,996
Alcoa Corp.*	5,829	125,382
Allegheny Technologies, Inc.*	3,962	81,855
Carpenter Technology Corp.	1,489	74,122
Century Aluminum Co.*	1,500	11,272
Cleveland-Cliffs, Inc. (x)	7,115	59,766
Coeur Mining, Inc.*	7,460	60,277
Commercial Metals Co.	3,730	83,067
Gold Resource Corp.	1,893	10,487
Haynes International, Inc.	404	14,455
Hecla Mining Co.	15,575	52,799
Kaiser Aluminum Corp.	246	27,279
Materion Corp.	379	22,532
Novagold Resources, Inc.*	2,188	19,604
Olympic Steel, Inc.	254	4,552
Ramaco Resources, Inc. (x)*	43	154
Reliance Steel & Aluminum Co.	2,047	245,149
Royal Gold, Inc.	1,394	170,417
Schnitzer Steel Industries, Inc., Class A	822	17,821
Steel Dynamics, Inc.	6,464	220,035
SunCoke Energy, Inc.	2,350	14,640
Synalloy Corp.*	273	3,524
TimkenSteel Corp.*	1,168	9,180
United States Steel Corp. (x)	5,441	62,082
Warrior Met Coal, Inc.	1,621	34,252
Worthington Industries, Inc.	903	38,089

		1,481,788

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
Paper & Forest Products (0.4%)
Boise Cascade Co.	949	$34,667
Clearwater Paper Corp.*	461	9,847
Domtar Corp.	1,769	67,647
Louisiana-Pacific Corp.	3,182	94,410
Mondi plc	19,179	450,295
Neenah, Inc.	78	5,493
PH Glatfelter Co.	1,394	25,510
Schweitzer-Mauduit International, Inc.	984	41,318
Verso Corp., Class A*	1,037	18,697

		747,884

Total Materials		9,846,998

Real Estate (10.9%)
Equity Real Estate Investment Trusts (REITs) (10.3%)
Acadia Realty Trust (REIT)	2,616	67,833
Agree Realty Corp. (REIT)	1,308	91,782
Alexander & Baldwin, Inc. (REIT)	2,175	45,588
American Campus Communities, Inc. (REIT)	26,685	1,254,996
American Finance Trust, Inc. (REIT)	3,180	42,167
American Homes 4 Rent (REIT), Class A	4,639	121,588
Apartment Investment & Management Co. (REIT), Class A	4,694	242,445
Apple Hospitality REIT, Inc. (REIT)	6,659	108,209
Armada Hoffler Properties, Inc. (REIT)	1,217	22,332
Ashford Hospitality Trust, Inc. (REIT)	2,632	7,343
Braemar Hotels & Resorts, Inc. (REIT)	889	7,939
Brandywine Realty Trust (REIT)	5,532	87,129
Brixmor Property Group, Inc. (REIT)	9,276	200,454
BRT Apartments Corp. (REIT)	290	4,921
Camden Property Trust (REIT)	2,933	311,191
CareTrust REIT, Inc. (REIT)	779	16,071
CatchMark Timber Trust, Inc. (REIT), Class A	1,582	18,146
CBL & Associates Properties, Inc. (REIT) (x)	5,647	5,929
Cedar Realty Trust, Inc. (REIT)	2,524	7,446
Chatham Lodging Trust (REIT)	1,464	26,850
CIM Commercial Trust Corp. (REIT)	46	667
City Office REIT, Inc. (REIT)	1,586	21,443
Colony Capital, Inc. (REIT)	14,347	68,148
Columbia Property Trust, Inc. (REIT)	3,696	77,283
Community Healthcare Trust, Inc. (REIT)	237	10,158
CoreCivic, Inc. (REIT)	3,763	65,401
CorEnergy Infrastructure Trust, Inc. (REIT) (x)	384	17,169
CorePoint Lodging, Inc. (REIT)	1,268	13,542
CoreSite Realty Corp. (REIT)	253	28,366
Corporate Office Properties Trust (REIT)	3,552	104,358
Cousins Properties, Inc. (REIT)	4,585	188,902
CubeSmart LP (REIT)	38,354	1,207,384
CyrusOne, Inc. (REIT)	3,524	230,575
DiamondRock Hospitality Co. (REIT)	6,370	70,580
Douglas Emmett, Inc. (REIT)	5,212	228,807
Duke Realty Corp. (REIT)	11,553	400,543
Easterly Government Properties, Inc. (REIT)	1,802	42,761
Empire State Realty Trust, Inc. (REIT), Class A	25,936	362,067
EPR Properties (REIT)	2,447	172,856
Equity Commonwealth (REIT)	3,750	123,112
Essential Properties Realty Trust, Inc. (REIT)	2,220	55,078
Farmland Partners, Inc. (REIT) (x)	838	5,682
First Industrial Realty Trust, Inc. (REIT)	3,138	130,258
Franklin Street Properties Corp. (REIT)	3,319	28,411
Front Yard Residential Corp. (REIT)	1,592	19,645
Gaming and Leisure Properties, Inc. (REIT)	6,382	274,745
Getty Realty Corp. (REIT)	1,071	35,204
Gladstone Commercial Corp. (REIT)	684	14,952
Gladstone Land Corp. (REIT) (x)	678	8,794
Global Medical REIT, Inc. (REIT)	1,006	13,309
Global Net Lease, Inc. (REIT)	2,774	56,257
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	1,824	58,696
Healthcare Realty Trust, Inc. (REIT)	4,159	138,786
Healthcare Trust of America, Inc. (REIT), Class A	6,464	195,730
Hersha Hospitality Trust (REIT)	1,122	16,325
Highwoods Properties, Inc. (REIT)	3,233	158,126
Hudson Pacific Properties, Inc. (REIT)	4,803	180,833
Independence Realty Trust, Inc. (REIT)	2,901	40,846
Industrial Logistics Properties Trust (REIT)	2,057	46,118
Investors Real Estate Trust (REIT)	377	27,332
Iron Mountain, Inc. (REIT)	7,965	253,845
iStar, Inc. (REIT) (x)	40,251	584,042
JBG SMITH Properties (REIT)	3,857	153,856
Jernigan Capital, Inc. (REIT) (x)	614	11,752
Kilroy Realty Corp. (REIT)	3,266	274,017
Kimco Realty Corp. (REIT)	12,681	262,624
Kite Realty Group Trust (REIT)	2,632	51,403
Lexington Realty Trust (REIT)	7,496	79,608
Liberty Property Trust (REIT)	4,891	293,705
Life Storage, Inc. (REIT)	1,470	159,172
LTC Properties, Inc. (REIT)	638	28,563

See Notes to Financial Statements.

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December 31, 2019

	Number of Shares	Value (Note 1)
Macerich Co. (The) (REIT) (x)	4,360	$117,371
Mack-Cali Realty Corp. (REIT)	2,732	63,191
Medical Properties Trust, Inc. (REIT)	16,162	341,180
MGM Growth Properties LLC (REIT), Class A	15,853	490,967
Mid-America Apartment Communities, Inc. (REIT)	4,297	566,602
Monmouth Real Estate Investment Corp. (REIT)	2,457	35,577
National Health Investors, Inc. (REIT)	750	61,110
National Retail Properties, Inc. (REIT)	5,383	288,636
New Senior Investment Group, Inc. (REIT)	1,514	11,582
Office Properties Income Trust (REIT)	1,515	48,692
Omega Healthcare Investors, Inc. (REIT)	6,855	290,309
One Liberty Properties, Inc. (REIT)	496	13,486
Outfront Media, Inc. (REIT)	3,764	100,950
Paramount Group, Inc. (REIT)	6,141	85,483
Park Hotels & Resorts, Inc. (REIT)	7,434	192,318
Pebblebrook Hotel Trust (REIT)	4,102	109,975
Pennsylvania REIT (REIT) (x)	963	5,133
Physicians Realty Trust (REIT)	5,859	110,969
Piedmont Office Realty Trust, Inc. (REIT), Class A	21,852	485,988
PotlatchDeltic Corp. (REIT)	2,090	90,434
Preferred Apartment Communities, Inc. (REIT), Class A	1,479	19,700
Rayonier, Inc. (REIT)	4,098	134,250
Regency Centers Corp. (REIT)	5,227	329,771
Retail Opportunity Investments Corp. (REIT)	3,563	62,923
Retail Properties of America, Inc. (REIT), Class A	6,763	90,624
Retail Value, Inc. (REIT)	481	17,701
Rexford Industrial Realty, Inc. (REIT)	3,505	160,073
RLJ Lodging Trust (REIT)	5,267	93,331
RPT Realty (REIT)	2,488	37,420
Sabra Health Care REIT, Inc. (REIT)	6,056	129,235
Safehold, Inc. (REIT) (x)	330	13,299
Saul Centers, Inc. (REIT)	37	1,953
Senior Housing Properties Trust (REIT)	7,446	62,844
Seritage Growth Properties (REIT), Class A (x)	940	37,675
Service Properties Trust (REIT)	5,087	123,767
SITE Centers Corp. (REIT)	4,643	65,095
SL Green Realty Corp. (REIT)	2,512	230,803
Spirit Realty Capital, Inc. (REIT)	3,120	153,442
STAG Industrial, Inc. (REIT)	4,189	132,247
STORE Capital Corp. (REIT)	6,741	251,035
Summit Hotel Properties, Inc. (REIT)	3,290	40,599
Sun Communities, Inc. (REIT)	2,167	325,267
Sunstone Hotel Investors, Inc. (REIT)	6,845	95,282
Taubman Centers, Inc. (REIT)	1,855	57,672
Terreno Realty Corp. (REIT)	1,864	100,917
UMH Properties, Inc. (REIT)	86	1,353
Universal Health Realty Income Trust (REIT)	36	4,225
Urban Edge Properties (REIT)	3,680	70,582
Urstadt Biddle Properties, Inc. (REIT), Class A	949	23,573
VEREIT, Inc. (REIT)	33,677	311,175
VICI Properties, Inc. (REIT) (x)	14,582	372,570
Washington Prime Group, Inc. (REIT) (x)	5,990	21,804
Washington REIT (REIT)	2,562	74,759
Weingarten Realty Investors (REIT)	3,837	119,868
Welltower, Inc. (REIT)	6,926	566,408
Weyerhaeuser Co. (REIT)	27,814	839,983
Whitestone REIT (REIT) (x)	1,225	16,685
Xenia Hotels & Resorts, Inc. (REIT) (x)	3,582	77,407

		18,559,465

Real Estate Management & Development (0.6%)
Altisource Portfolio Solutions SA (x)*	197	3,808
American Realty Investors, Inc.*	110	1,884
Consolidated-Tomoka Land Co.	164	9,893
Cushman & Wakefield plc*	184	3,761
Forestar Group, Inc.*	406	8,465
FRP Holdings, Inc.*	230	11,456
Howard Hughes Corp. (The)*	864	109,555
Jones Lang LaSalle, Inc.	3,837	667,983
Kennedy-Wilson Holdings, Inc.	1,913	42,660
Marcus & Millichap, Inc.*	97	3,613
Newmark Group, Inc., Class A	516	6,943
Rafael Holdings, Inc., Class B*	340	6,066
RE/MAX Holdings, Inc., Class A	575	22,132
Realogy Holdings Corp. (x)	3,617	35,013
St Joe Co. (The)*	1,089	21,595
Stratus Properties, Inc.*	146	4,523
Tejon Ranch Co.*	628	10,035
Transcontinental Realty Investors, Inc. (x)*	51	2,034

		971,419

Total Real Estate		19,530,884

Utilities (6.3%)
Electric Utilities (2.4%)
ALLETE, Inc.	1,626	131,982
Alliant Energy Corp.	7,594	415,544
Edison International	8,425	635,329
El Paso Electric Co.	1,064	72,235
Eversource Energy	3,944	335,516
Genie Energy Ltd., Class B	290	2,242
Hawaiian Electric Industries, Inc.	3,383	158,527
IDACORP, Inc.	1,587	169,492
MGE Energy, Inc.	705	55,568
OGE Energy Corp.	6,310	280,606
Otter Tail Corp.	655	33,595
Pinnacle West Capital Corp.	9,999	899,210

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

	Number of Shares	Value (Note 1)
PNM Resources, Inc.	2,507	$127,130
Portland General Electric Co.	2,826	157,663
Xcel Energy, Inc.	13,819	877,368

		4,352,007

Gas Utilities (2.2%)
Atmos Energy Corp.	7,264	812,551
National Fuel Gas Co.	2,592	120,632
New Jersey Resources Corp.	2,594	115,614
Northwest Natural Holding Co.	803	59,205
ONE Gas, Inc.	1,641	153,548
RGC Resources, Inc.	220	6,288
South Jersey Industries, Inc.	19,998	659,534
Southwest Gas Holdings, Inc.	1,514	115,019
Spire, Inc.	7,032	585,836
UGI Corp.	30,143	1,361,258

		3,989,485

Independent Power and Renewable Electricity Producers (0.5%)
Atlantic Power Corp.*	1,432	3,337
Clearway Energy, Inc., Class A	1,121	21,434
Clearway Energy, Inc., Class C	2,334	46,563
NRG Energy, Inc.	7,959	316,370
Ormat Technologies, Inc.	809	60,287
Pattern Energy Group, Inc., Class A	2,729	73,014
Sunnova Energy International, Inc.*	343	3,828
TerraForm Power, Inc., Class A	693	10,665
Vistra Energy Corp.	13,385	307,721

		843,219

Multi-Utilities (1.0%)
Ameren Corp.	5,626	432,077
Avista Corp.	2,071	99,594
Black Hills Corp.	1,926	151,268
MDU Resources Group, Inc.	6,315	187,619
NorthWestern Corp.	8,220	589,128
Unitil Corp.	470	29,055
WEC Energy Group, Inc.	2,831	261,103

		1,749,844

Water Utilities (0.2%)
Aqua America, Inc.	6,789	318,676
AquaVenture Holdings Ltd.*	327	8,868
Artesian Resources Corp., Class A	222	8,260
Cadiz, Inc. (x)*	441	4,860
California Water Service Group	94	4,847
Consolidated Water Co. Ltd.	382	6,226
Middlesex Water Co.	67	4,259
SJW Group	296	21,034
York Water Co. (The)	52	2,398

		379,428

Total Utilities		11,313,983

Total Common Stocks (96.5%) (Cost $144,027,717)		173,532,283

EXCHANGE TRADED FUND (ETF):
Equity (0.8%)
iShares Russell Mid-Cap Value ETF (x)	14,559	1,379,756

Total Exchange Traded Fund (0.8%) (Cost $1,281,580)		1,379,756

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Corium International, Inc., CVR (r)(x)* (Cost $—)	138	19

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.3%)
JPMorgan Prime Money Market Fund, IM Shares	558,441	558,608

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.2%)
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $1,056,523, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-2.375%, maturing 8/15/20-2/15/46; total market value $1,077,553. (xx)	$1,056,424	1,056,424
Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $300,028, collateralized by various U.S. Government Treasury Securities, ranging from 1.000%-1.625%, maturing 8/15/29-2/15/46; total market value $306,000. (xx)	300,000	300,000
Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $200,031, collateralized by various Foreign Government Agency Securities, ranging from 1.375%-2.750%, maturing 7/23/21-10/16/24; total market value $204,001. (xx)	200,000	200,000
Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $500,155, collateralized by various U.S. Government Treasury Securities, ranging from 2.000%-2.875%, maturing 8/15/25-8/15/47; total market value $510,000. (xx)	500,000	500,000

See Notes to Financial Statements.

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December 31, 2019

	Principal Amount	Value (Note 1)
NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $100,010, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125%-3.625%, maturing 1/31/21-8/15/43; total market value $108,889. (xx)	$100,000	$100,000

Total Repurchase Agreements		2,156,424

Total Short-Term Investments (1.5%) (Cost $2,715,032)		2,715,032

Total Investments in Securities (98.8%) (Cost $148,024,329)		177,627,090
Other Assets Less Liabilities (1.2%)		2,083,557

Net Assets (100%)		$179,710,647

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2019, the market value of these securities amounted to $304,182 or 0.2% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2019.
(xx)

At December 31, 2019, the Portfolio had loaned securities with a total value of $4,517,983. This was collateralized by $2,554,499 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.125%, maturing 1/7/20 - 2/15/49 and by cash of $2,156,424 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
CVR	— Contingent Value Right
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Mortgage Real Estate Investment Trusts (REITs)
PennyMac Mortgage Investment Trust (REIT)	2,757	39,400	14,118	—	—	7,936	61,454	4,700	—
Thrifts & Mortgage Finance
PennyMac Financial Services, Inc.	302	6,420	—	—	—	3,860	10,280	36	—

Total		45,820	14,118	—	—	11,796	71,734	4,736	—

Futures contracts outstanding as of December 31, 2019 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Micro E-Mini Russell 2000 Index	2	3/2020	USD	16,706	258
Russell 2000 E-Mini Index	1	3/2020	USD	83,530	(104)
S&P Midcap 400 E-Mini Index	2	3/2020	USD	412,960	6,413

					6,567

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Forward Foreign Currency Contracts outstanding as of December 31, 2019 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	34,441	USD	38,462	Credit Suisse	3/31/2020	386
JPY	1,058,654	USD	9,788	Bank of America	3/31/2020	5
NOK	104,622	USD	11,891	Goldman Sachs	3/31/2020	28

Total unrealized appreciation						419

USD	463,460	CAD	609,539	Morgan Stanley	3/31/2020	(6,082)
USD	1,271,345	EUR	1,132,460	Credit Suisse	3/31/2020	(6,022)
USD	1,028,544	GBP	780,815	JPMorgan Chase Bank	3/31/2020	(8,240)
USD	262,834	JPY	28,593,209	Bank of America	3/31/2020	(1,654)
USD	407,133	NOK	3,669,519	Goldman Sachs	3/31/2020	(10,941)

Total unrealized depreciation						(32,939)

Net unrealized depreciation						(32,520)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$4,139,640	$—	$—	$4,139,640
Consumer Discretionary	18,083,948	410,924	—	18,494,872
Consumer Staples	8,332,181	944,675	—	9,276,856
Energy	7,577,560	—	—	7,577,560
Financials	41,437,164	—	—	41,437,164
Health Care	10,971,049	304,182	—	11,275,231
Industrials	27,086,177	1,020,330	—	28,106,507
Information Technology	12,532,588	—	—	12,532,588
Materials	9,396,703	450,295	—	9,846,998
Real Estate	19,530,884	—	—	19,530,884
Utilities	11,313,983	—	—	11,313,983
Exchange Traded Fund	1,379,756	—	—	1,379,756
Forward Currency Contracts	—	419	—	419
Futures	6,671	—	—	6,671
Rights
Health Care	—	—	19	19
Short-Term Investments
Investment Company	558,608	—	—	558,608
Repurchase Agreements	—	2,156,424	—	2,156,424

Total Assets	$172,346,912	$5,287,249	$19	$177,634,180

Liabilities:
Forward Currency Contracts	$—	$(32,939)	$—	$(32,939)
Futures	(104)	—	—	(104)

Total Liabilities	$(104)	$(32,939)	$—	$(33,043)

Total	$172,346,808	$5,254,310	$19	$177,601,137

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Fair Values of Derivative Instruments as of December 31, 2019:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$419
Equity contracts	Receivables, Net assets – Unrealized appreciation	6,671	*

Total		$7,090

	Liability Derivatives
Foreign exchange contracts	Payables	$(32,939)
Equity contracts	Payables, Net assets – Unrealized depreciation	(104	)*

Total		$(33,043)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2019:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$59,250	$59,250
Equity contracts	170,827	—	170,827

Total	$170,827	$59,250	$230,077

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(32,520)	$(32,520)
Equity contracts	69,467	—	69,467

Total	$69,467	$(32,520)	$36,947

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $3,540,000 for nine months and futures contracts with an average notional balance of approximately $588,000 during the year ended December 31, 2019.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$5	$(5)	$—	$—
Credit Suisse	386	(386)	—	—
Goldman Sachs	28	(28)	—	—

Total	$419	$(419)	$—	$—

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$1,654	$(5)	$—	$1,649
Credit Suisse	6,022	(386)	—	5,636
Goldman Sachs	10,941	(28)	—	10,913
JPMorgan Chase Bank	8,240	—	—	8,240
Morgan Stanley	6,082	—	—	6,082

Total	$32,939	$(419)	$—	$32,520

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 14%)*	$80,031,173
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 12%)*	$89,011,143

*	During the year ended December 31, 2019, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$43,605,073
Aggregate gross unrealized depreciation	(14,327,195)

Net unrealized appreciation	$29,277,878

Federal income tax cost of investments in securities and derivative instruments, if applicable	$148,323,259

For the year ended December 31, 2019, the Portfolio incurred approximately $1,727 as brokerage commissions with Sanford C.

Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value (x):
Affiliated Issuers (Cost $66,832)	$71,734
Unaffiliated Issuers (Cost $145,801,073)	175,398,932
Repurchase Agreements (Cost $2,156,424)	2,156,424
Cash	4,092,131
Cash held as collateral at broker for futures	19,100
Dividends, interest and other receivables	333,731
Receivable for securities sold	186,928
Receivable for Portfolio shares sold	13,793
Securities lending income receivable	4,787
Due from broker for futures variation margin	512
Unrealized appreciation on forward foreign currency contracts	419
Other assets	729

Total assets	182,279,220

LIABILITIES
Payable for return of collateral on securities loaned	2,156,424
Payable for securities purchased	101,328
Investment management fees payable	82,022
Payable for Portfolio shares redeemed	57,899
Unrealized depreciation on forward foreign currency contracts	32,939
Distribution fees payable – Class IB	19,233
Administrative fees payable	18,454
Trustees’ fees payable	3,553
Distribution fees payable – Class IA	2,092
Accrued expenses	94,629

Total liabilities	2,568,573

NET ASSETS	$179,710,647

Net assets were comprised of:
Paid in capital	$149,624,401
Total distributable earnings (loss)	30,086,246

Net assets	$179,710,647

Class IA
Net asset value, offering and redemption price per share, $10,020,658 / 654,080 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.32

Class IB
Net asset value, offering and redemption price per share, $91,979,744 / 6,155,402 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.94

Class K
Net asset value, offering and redemption price per share, $77,710,245 / 5,073,130 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.32

(x)	Includes value of securities on loan of $4,517,983.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($4,736 of dividend income received from affiliates) (net of $11,284 foreign withholding tax)	$3,402,419
Interest	80,429
Securities lending (net)	71,445

Total income	3,554,293

EXPENSES
Investment management fees	1,364,381
Distribution fees – Class IB	225,256
Administrative fees	210,085
Custodian fees	157,000
Professional fees	56,171
Printing and mailing expenses	31,201
Distribution fees – Class IA	23,530
Trustees’ fees	5,518
Miscellaneous	2,385

Gross expenses	2,075,527
Less: Waiver from investment manager	(376,498)

Net expenses	1,699,029

NET INVESTMENT INCOME (LOSS)	1,855,264

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	13,277,727
Futures contracts	170,827
Forward foreign currency contracts	59,250
Foreign currency transactions	(2,500)

Net realized gain (loss)	13,505,304

Change in unrealized appreciation (depreciation) on:
Investments in securities ($11,796 of change in unrealized appreciation (depreciation) from affiliates)	22,061,459
Futures contracts	69,467
Forward foreign currency contracts	(32,520)
Foreign currency translations	78

Net change in unrealized appreciation (depreciation)	22,098,484

NET REALIZED AND UNREALIZED GAIN (LOSS)	35,603,788

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,459,052

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,855,264	$1,217,634
Net realized gain (loss)	13,505,304	15,136,392
Net change in unrealized appreciation (depreciation)	22,098,484	(38,549,196)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,459,052	(22,195,170)

Distributions to shareholders:
Class IA	(844,193)	(836,118)
Class IB	(7,949,379)	(8,517,872)
Class K	(6,701,943)	(6,378,517)

Total distributions to shareholders	(15,495,515)	(15,732,507)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 21,845 and 14,504 shares, respectively ]	331,599	241,397
Capital shares issued in reinvestment of dividends and distributions [ 56,100 and 59,118 shares, respectively ]	844,193	836,118
Capital shares repurchased [ (49,018) and (45,703) shares, respectively ]	(753,187)	(777,036)

Total Class IA transactions	422,605	300,479

Class IB
Capital shares sold [ 262,751 and 596,185 shares, respectively ]	3,880,749	10,131,028
Capital shares issued in reinvestment of dividends and distributions [ 541,567 and 616,147 shares, respectively ]	7,949,379	8,517,872
Capital shares repurchased [ (963,571) and (1,169,097) shares, respectively ]	(14,379,934)	(19,473,648)

Total Class IB transactions	(2,549,806)	(824,748)

Class K
Capital shares sold [ 414,124 and 356,863 shares, respectively ]	6,436,965	5,874,149
Capital shares issued in reinvestment of dividends and distributions [ 445,487 and 451,201 shares, respectively ]	6,701,943	6,378,517
Capital shares repurchased [ (430,988) and (711,223) shares, respectively ]	(6,616,865)	(11,969,351)

Total Class K transactions	6,522,043	283,315

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,394,842	(240,954)

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,358,379	(38,168,631)
NET ASSETS:
Beginning of year	153,352,268	191,520,899

End of year	$179,710,647	$153,352,268

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2019		2018	2017	2016	2015
Net asset value, beginning of year	$13.40		$16.97	$15.64	$13.26	$14.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15		0.10	0.09	0.08	0.07
Net realized and unrealized gain (loss)	3.18		(2.19)	1.37	2.45	(0.86)

Total from investment operations	3.33		(2.09)	1.46	2.53	(0.79)

Less distributions:
Dividends from net investment income	(0.20)		(0.11)	(0.13)	(0.15)	(0.10)
Distributions from net realized gains	(1.21)		(1.37)	—	—	—

Total dividends and distributions	(1.41)		(1.48)	(0.13)	(0.15)	(0.10)

Net asset value, end of year	$15.32		$13.40	$16.97	$15.64	$13.26

Total return	25.00%		(12.78)%	9.32%	19.08%	(5.57	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,021		$8,380	$10,133	$12,713	$11,590
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%		1.10%	1.10%	1.13%	1.15%
Before waivers and reimbursements (f)	1.32%		1.31%	1.30%	1.30%	1.29%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.98%		0.58%	0.53%	0.57%	0.52%
Before waivers and reimbursements (f)	0.76%		0.37%	0.33%	0.40%	0.38%
Portfolio turnover rate^	48	%(h)	34%	28%	42%	34%

	Year Ended December 31,
Class IB	2019		2018	2017	2016	2015
Net asset value, beginning of year	$13.10		$16.62	$15.33	$13.00	$13.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15		0.10	0.08	0.08	0.07
Net realized and unrealized gain (loss)	3.10		(2.14)	1.34	2.40	(0.84)

Total from investment operations	3.25		(2.04)	1.42	2.48	(0.77)

Less distributions:
Dividends from net investment income	(0.20)		(0.11)	(0.13)	(0.15)	(0.10)
Distributions from net realized gains	(1.21)		(1.37)	—	—	—

Total dividends and distributions	(1.41)		(1.48)	(0.13)	(0.15)	(0.10)

Net asset value, end of year	$14.94		$13.10	$16.62	$15.33	$13.00

Total return	24.96%		(12.75)%	9.25%	19.06%	(5.55	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$91,980		$82,737	$104,235	$117,604	$103,513
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%		1.10%	1.10%	1.13%	1.15%
Before waivers and reimbursements (f)	1.32%		1.31%	1.30%	1.30%	1.29%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.98%		0.58%	0.54%	0.57%	0.52%
Before waivers and reimbursements (f)	0.76%		0.37%	0.33%	0.40%	0.37%
Portfolio turnover rate^	48	%(h)	34%	28%	42%	34%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019		2018	2017	2016	2015
Net asset value, beginning of year	$13.40		$16.97	$15.64	$13.26	$14.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19		0.14	0.13	0.12	0.11
Net realized and unrealized gain (loss)	3.17		(2.19)	1.37	2.45	(0.87)

Total from investment operations	3.36		(2.05)	1.50	2.57	(0.76)

Less distributions:
Dividends from net investment income	(0.23)		(0.15)	(0.17)	(0.19)	(0.13)
Distributions from net realized gains	(1.21)		(1.37)	—	—	—

Total dividends and distributions	(1.44)		(1.52)	(0.17)	(0.19)	(0.13)

Net asset value, end of year	$15.32		$13.40	$16.97	$15.64	$13.26

Total return	25.30%		(12.55)%	9.58%	19.39%	(5.33	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$77,710		$62,236	$77,153	$81,322	$66,237
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%		0.85%	0.85%	0.88%	0.90%
Before waivers and reimbursements (f)	1.07%		1.06%	1.05%	1.05%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.24%		0.83%	0.78%	0.82%	0.75%
Before waivers and reimbursements (f)	1.02%		0.62%	0.58%	0.66%	0.61%
Portfolio turnover rate^	48	%(h)	34%	28%	42%	34%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 25%.

(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (5.71)% for Class IA, (5.70)% for Class IB and (5.47)% for Class K.

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2019

Note 1	Organization and Significant Accounting Policies

EQ Advisors Trust (the “Trust”) was organized as a Delaware statutory trust on October 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers one hundred-and-nine portfolios (each a “Portfolio”). These statements present fifteen of the Portfolios. The investment manager to each Portfolio is AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”), a wholly- owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that may provide for general indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Trust and management expect the risk of loss to be remote.

The Adviser and each of the investment sub-advisers (each, a “Sub-Adviser”), subject to the supervision of the Adviser, independently chooses and maintains a portfolio of securities for the Portfolio(s).

The All Asset Growth-Alt 20 Portfolio is a type of mutual fund often described as a “fund- of-funds”. This Portfolio pursues its investment objectives by investing exclusively in other mutual funds managed by FMG LLC and unaffiliated investment companies or exchange-traded funds (“ETFs”).

The EQ/Aggressive Growth Strategy Portfolio (a “Strategic Allocation Series Portfolio”) and EQ/Franklin Templeton Allocation Managed Volatility Portfolio is a type of mutual fund often described as a “fund-of-funds.” The EQ/Franklin Templeton Allocation Managed Volatility Portfolio and Strategic Allocation Series Portfolio pursue their investment objectives by investing exclusively in other affiliated mutual funds managed by FMG LLC.

For each of the above-referenced fund-of-funds Portfolios, the underlying funds’ financial statements are included in each underlying fund’s annual report, which is filed with the SEC on Form N-CSR and publicly available through the SEC’s EDGAR database (https://www.sec.gov/edgar/searchedgar/companysearch.html).

Each of the 1290 VT Small Cap Value Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, Multimanager Mid Cap Growth Portfolio and Multimanager Mid Cap Value Portfolio may utilize multiple Sub-Advisers (each, a “Multiadviser Portfolio” and together, the “Multiadviser Portfolios”). Each of the Sub-Advisers independently chooses and maintains a portfolio of securities for the Multiadviser Portfolio and each is responsible for investing a specific allocated portion of the Multiadviser Portfolio’s assets. Because each Sub- Adviser will invest its allocated portion of the Multiadviser Portfolio independently from the other Sub-Advisers, the same security may be held in different portions of the Multiadviser Portfolio, or may be acquired for one portion of the Multiadviser Portfolio at a time when the Sub-Adviser of another portion deems it appropriate to dispose of the security. Similarly, under some market conditions, one Sub-Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when the other Sub-Adviser believes continued exposure to the equity or fixed income markets is appropriate for their allocated portions of the Multiadviser Portfolio. Because each Sub-Adviser is responsible for the trading for its own portion of the Multiadviser Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Multiadviser Portfolio may incur higher brokerage costs, and may have higher portfolio turnover, than would be the case if a single Sub-Adviser were managing the entire Multiadviser Portfolio.

The Trust issues three classes of shares, Class IA, Class IB and Class K, as shown in the respective Portfolio’s Statement of Assets and Liabilities. The Class IA and Class IB shares are subject to distribution fees imposed under distribution plans (“Distribution Plans”) adopted pursuant to

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, all three classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company and other affiliated or unaffiliated insurance companies, and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other series of the Trust and to series of AXA Premier VIP Trust, a separate registered investment company managed by FMG LLC.

The investment objectives of each Portfolio are as follows:

All Asset Growth-Alt 20 Portfolio — Seeks long-term capital appreciation and current income.

EQ/Aggressive Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

EQ/Franklin Templeton Allocation Managed Volatility Portfolio — Primarily seeks capital appreciation and secondarily seeks income.

1290 VT Small Cap Value Portfolio (sub-advised by BlackRock Investment Management, LLC (“BlackRock”) and Horizon Kinetics Asset Management LLC) — Seeks to achieve long-term growth of capital.

1290 VT SmartBeta Equity Portfolio (sub-advised by AXA Rosenberg Investment Management LLC) — Seeks to achieve long-term capital appreciation.

EQ/American Century Mid Cap Value Portfolio (sub-advised by American Century Investment Management, Inc. (“American Century”)) — Seeks to achieve long-term capital growth. Income is a secondary objective.

EQ/Capital Guardian Research Portfolio (sub-advised by Capital International, Inc.) — Seeks to achieve long-term growth of capital. On July 1, 2019, Capital International, Inc. replaced Capital Guardian Trust Company as a Sub-Adviser to the Portfolio.

EQ/Janus Enterprise Portfolio (sub-advised by Janus Capital Management LLC) — Seeks to achieve capital growth.

EQ/MFS Technology Portfolio (sub-advised by Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”)) — Seeks to achieve capital appreciation.

EQ/Morgan Stanley Small Cap Growth Portfolio (sub-advised by BlackRock and Morgan Stanley Investment Management, Inc.) — Seeks to achieve long-term growth of capital.

EQ/Science and Technology Portfolio (formerly EQ/Ivy Science and Technology Portfolio) (sub-advised by MFS) — Seeks to provide growth of capital. On November 29, 2019, MFS replaced IICO as a sub-adviser to the Portfolio, and the name of the Portfolio was changed from EQ/Ivy Science and Technology Portfolio to EQ/Science and Technology Portfolio.

EQ/Templeton Global Equity Managed Volatility Portfolio (sub-advised by BlackRock and Templeton Global Advisors Limited) — Seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/UBS Growth and Income Portfolio (sub-advised by UBS Asset Management (Americas) Inc.) — Seeks to achieve total return through capital appreciation with income as a secondary consideration.

Multimanager Mid Cap Growth Portfolio (sub-advised by AllianceBernstein L.P., an affiliate of FMG LLC, BlackRock, Franklin Advisers, Inc. and Wellington Management Company, LLP) — Seeks to achieve long-term growth of capital.

Multimanager Mid Cap Value Portfolio (sub-advised by BlackRock, Diamond Hill Capital Management, Inc. and American Century) — Seeks to achieve long-term growth of capital.

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December 31, 2019

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Portfolios are investment companies and, accordingly, follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. GAAP.

Valuation:

Equity securities (including securities issued by ETFs) listed on national securities exchanges are generally valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are generally valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Options that are traded on an exchange are generally valued at their last sale price or official closing price on the date of valuation. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are generally valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio are generally valued at the net asset value (“NAV”) of the shares of such underlying funds as described in the underlying funds’ prospectuses.

Futures contracts are generally valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign currency contracts are generally valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency rates gathered from leading market makers and foreign currency trading centers throughout the world in making evaluations. Forward foreign currency contracts may be settled with the counterparty in U.S. dollars without the delivery of foreign currency.

During the year ended December 31, 2019, certain Portfolios held forward foreign currency contracts to either gain exposure to certain currencies or enter into an economic hedge against changes in the values of securities held in the Portfolio that do not qualify for hedge accounting under Accounting Standards Codification (“ASC”) 815. The Statement of Operations for each Portfolio reflects realized gains or losses, if any, in forward currency transactions and change in unrealized gains or losses in forward foreign currency transactions. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

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December 31, 2019

If market quotations are not readily available for a security or other financial instrument, such security and instrument shall be referred to the Trust’s Valuation Committee (“Committee”), which will value the asset in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board of Trustees of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of each of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”), which assists in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2019, is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of a NAV for each applicable Portfolio when the Committee deems that the particular event or circumstance would materially affect such Portfolio’s NAV. At December 31, 2019, none of the Portfolios applied these procedures.

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date, except that certain dividends from foreign securities, if any, are recognized as soon as the Portfolio is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records paydown gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Those classified as short-term gain distributions are reflected as such for book but as ordinary income for tax. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized appreciation in the Statements of Assets and Liabilities.

Capital Gains Taxes:

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. These Portfolios have recorded a deferred tax liability with respect to unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2019. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities for the Portfolios. The amounts related to capital gain taxes for securities that have been sold are included in the net realized gain (loss) on investments in the Statements of Operations for the Portfolios.

Allocation of Expenses and Income:

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Offering costs incurred in connection with the offering of shares of a Portfolio will be amortized and recorded as an expense on a straight line basis over 12 months from the date of the Portfolio’s commencement of public offering of shares. Amortized offering costs are disclosed in the Statement of Operations.

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Offering costs incurred during the year ended December 31, 2018 by the Portfolios shown below were:

Portfolios:	Amounts
EQ/American Century Mid Cap Value	$56,399
EQ/MFS Technology	41,686
EQ/Science and Technology	27,989

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i)	Market value of investment securities, other assets and liabilities — at the valuation date.

(ii)	Purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

Taxes:

Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal, state and local income tax provisions are required.

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2019, the Portfolios did not incur any interest or penalties. Each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service, state and local taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of a Portfolio to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences which are significant to the Portfolios are primarily due to capital loss carryforward (EQ/MFS Technology), post October loss deferrals (EQ/Capital Guardian Research, EQ/Morgan Stanley Small Cap Growth) deferral of losses on offsetting positions (EQ/Templeton Global Equity Managed Volatility), and partnership basis adjustments (1290 VT Small Cap Value). In addition, short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. Capital and net specified losses incurred after October 31 and within the taxable year are

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deemed to arise on the first business day of a Portfolio’s next taxable year. The tax character of distributions for the years ended December 31, 2019 and December 31, 2018 and the tax composition of undistributed ordinary income and undistributed long term gains at December 31, 2019 are presented in the following table:

	Year Ended December 31, 2019		As of December 31, 2019		Year Ended December 31, 2018
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
All Asset Growth-Alt 20	$5,791,986	$12,322,680	$272,115	$5,948,936	$6,484,636	$10,706,637
EQ/Aggressive Growth Strategy	63,088,335	61,289,668	1,327,837	59,685,569	45,867,335	59,318,800
EQ/Franklin Templeton Allocation Managed Volatility	21,541,291	53,580,618	1,155,476	33,263,745	26,599,953	244,882,414
1290 VT Small Cap Value	1,889,261	11,991,409	—	—	5,662,085	7,192,162
1290 VT SmartBeta Equity	447,010	349,729	44,702	64,487	327,209	758,741
EQ/American Century Mid Cap Value	5,620,059	255,568	—	1,054,914	1,310,451	44,215
EQ/Capital Guardian Research	2,346,134	46,727,367	304,547	—	8,024,248	40,271,361
EQ/Janus Enterprise	1,921,019	64,506,879	—	13,725,611	2,896,583	49,842,327
EQ/MFS Technology	—	—	—	—	—	—
EQ/Morgan Stanley Small Cap Growth	9,820,508	27,989,706	—	2,066,880	11,522,630	33,794,315
EQ/Science and Technology	3,423,317	123,530	5,021,933	18,705,898	—	—
EQ/Templeton Global Equity Managed Volatility	15,599,649	41,644,772	1,756,933	4,961,631	25,870,109	68,512,031
EQ/UBS Growth and Income	2,021,575	1,244,235	1,964,994	3,846,693	3,602,601	7,916,062
Multimanager Mid Cap Growth	310,192	16,687,612	483,098	2,199,630	4,019,283	23,193,796
Multimanager Mid Cap Value	2,543,776	12,951,739	201,771	608,646	3,381,995	12,350,512

The following Portfolio had a Return of Capital during the year ended December 31, 2019:

Portfolio:	Return of Capital
1290 VT Small Cap Value	$1,057,636

Additionally, the following Portfolio had a Return of Capital during the year ended December 31, 2018:

Portfolios:	Return of Capital
1290 VT Small Cap Value	$1,275,430
EQ/American Century Mid Cap Value	229,137

Permanent book and tax differences resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at December 31, 2019 as follows:

Portfolios:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
All Asset Growth-Alt 20	$251,909	$(251,909)	$—
EQ/Aggressive Growth Strategy	10,717,832	(10,717,832)	—
EQ/Franklin Templeton Allocation Managed Volatility	2,981,702	(2,981,702)	—
1290 VT Small Cap Value	(868,699)	964,334	(95,635)
1290 VT SmartBeta Equity	1,453	(1,453)	—
EQ/American Century Mid Cap Value	646,873	(484,202)	(162,671)
EQ/Capital Guardian Research	(47,286)	47,286	—
EQ/Janus Enterprise	631,895	(631,895)	—
EQ/MFS Technology	1,577,930	1,143	(1,579,073)
EQ/Morgan Stanley Small Cap Growth	139,485	(87,521)	(51,964)
EQ/Science and Technology	668,598	(630,565)	(38,033)
EQ/Templeton Global Equity Managed Volatility	135,105	(212,254)	77,149
EQ/UBS Growth and Income	(20,144)	20,144	—
Multimanager Mid Cap Growth	692,453	(692,453)	—
Multimanager Mid Cap Value	202,771	(206,016)	3,245

(a)	These components of net assets are included in Total Distributable Earnings (Loss) in the Statement of Assets and Liabilities.

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December 31, 2019

The significant permanent book to tax differences regarding the adjustments above are related to net operating losses (EQ/MFS Technology).

Net capital and net specified gains/losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2019, the following Portfolios deferred to January 1, 2020 post-October losses of:

Portfolios:	Specified Gain/(Loss)	Short-Term Capital Gain/ (Loss)	Long-Term Capital Gain/ (Loss)
All Asset Growth-Alt 20	$—	$—	$—
EQ/Aggressive Growth Strategy	—	—	—
EQ/Franklin Templeton Allocation Managed Volatility	—	—	—
1290 VT Small Cap Value	—	—	—
1290 VT SmartBeta Equity	(4,631)	—	—
EQ/American Century Mid Cap Value	(328,580)	—	—
EQ/Capital Guardian Research	—	(40,175)	(2,885,036)
EQ/Janus Enterprise	—	(1,678)	—
EQ/MFS Technology	(1,460)	—	—
EQ/Morgan Stanley Small Cap Growth	—	(1,811,578)	—
EQ/Science and Technology	(3,885)	—	—
EQ/Templeton Global Equity Managed Volatility	—	—	—
EQ/UBS Growth and Income	—	—	—
Multimanager Mid Cap Growth	—	—	—
Multimanager Mid Cap Value	—	—	—

The following Portfolios utilized net capital loss carryforwards during 2019 and/or have losses incurred that will be carried forward indefinitely as follows:

	Utilized		Losses carried forward
Portfolios:	Short Term	Long Term	Short Term	Long Term
EQ/MFS Technology	$—	$—	$4,014,228	$—
EQ/Science and Technology	27,853	—	—	—

Accounting for Derivative Instruments:

Following is a description of how and why the Portfolios use derivative instruments, the type of derivatives utilized by the Portfolios during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Portfolios may use derivatives in an attempt to achieve an economic hedge, the Portfolio’s derivatives are not accounted for as hedging instruments because the Portfolios account for their derivatives at fair value and record any changes in fair value in current period earnings in the Statement of Operations. All open derivative positions at period end are reflected on each respective Portfolio’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Portfolio’s Portfolio of Investments. Portfolio securities are reserved and/or pledged with the custodian for current or potential derivative holdings as necessary throughout the year.

Options:

Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as

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December 31, 2019

a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale (or cost of) purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Certain Portfolios may purchase put options on securities to increase the Portfolio’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolios will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Futures Contracts, Options on Futures Contracts, and Foreign Currency Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Portfolios are rights to buy, or sell a futures contract for a set price in the future. Certain Portfolios buy or sell futures contracts for the purpose of protecting their Portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from or cost of the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Portfolio’s credit risk is limited to failure of the exchange or board of trade.

The Portfolios may be exposed to foreign currency risks associated with Portfolio investments. Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking-to -market.” The

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December 31, 2019

gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from forward foreign currency transactions in the Statements of Operations of the Portfolios. The Portfolios may engage in these forward contracts to protect against uncertainty in the level of future rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios also buy forward foreign currency contracts to gain exposure to currencies. The Portfolios are subject to off- balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Master netting arrangements and collateral:

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Sub-Advisors on behalf of the Portfolios with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Portfolio of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA transactions, delayed-delivery or sale- buybacks by and between the Sub-Advisors on behalf of the Portfolios and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged and/or received, and the net exposure by counterparty as of period end is disclosed in the Portfolio of Investments.

ISDA Master Agreements and Master Forward Agreements are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Under most ISDA Master Agreements and Master Forward Agreements, collateral is routinely pledged if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 (on a per counterparty basis) depending on the counterparty and the type of master agreement.

Collateral on OTC derivatives, forward settling transactions and centrally cleared derivatives may be in the form of cash or debt securities issued by the U.S. government or related agencies or foreign governments. Cash pledged as collateral by a Portfolio is reflected as cash held as collateral at the broker in the accompanying financial statements and generally is restricted from withdrawal by the Portfolio; securities pledged as collateral by a Portfolio are so noted in the accompanying Portfolio of Investments; both remain in the Portfolio’s assets. Securities received as collateral by counterparties are not included in the Portfolio’s assets because the Portfolio does not obtain effective control over those securities. The obligation to return cash collateral received from counterparties is included as a liability in the accompanying financial statements. Collateral posted or received by the Portfolio may be held in a segregated account at the respective counterparty or Portfolio’s custodian. As of December 31, 2019, collateral pledged by counterparties to 1290 VT DoubleLine Dynamic Allocation for OTC derivatives consisted of $325,000 in the form of a U.S. Treasury Bond.

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Joint Repurchase Agreements:

During the year ended December 31, 2019, certain Portfolios have transferred cash collateral received from the securities lending program to a joint account at JPMorgan, the lending agent. The joint account aggregates cash collateral received from the participating Portfolios, along with other customers of JPMorgan, in order to execute joint repurchase agreement transactions with various counterparties (the “Joint Repurchase Agreements”). As such, each Portfolio has a proportionate interest in one or more of the Joint Repurchase Agreements. The Joint Repurchase Agreements can contractually be collateralized by U.S. Government Treasury Securities, U.S. Government Agency Securities, Supranational/ Non-U.S. Agency or U.S. Equity Securities and are held at a financial institution acting as a tri-party custodian. In a Joint Repurchase Agreement, the seller of the security agrees to repurchase the security at a mutually agreed upon time and price, which reflects the effective rate of return for the term of the agreement. The underlying collateral is marked to market daily to ensure that the value of the collateral pledged is equal to or greater than the agreed upon repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to cause JPMorgan to liquidate the collateral. JPMorgan shall indemnify the Portfolios against a decline in the value of the collateral below the agreed upon repurchase price. However, the execution of such actions may result in the delay of realization of the collateral by the Portfolios. The details of the proportionate share of the Joint Repurchase Agreements open at December 31, 2019 for the Portfolios are reflected in each Portfolio’s Portfolio of Investments. At December 31, 2019, the Joint Repurchase Agreements (on a gross basis, including other customers of JPMorgan) in which the Portfolios participated were as follows:

Cantor Fitzgerald & Co., 1.58%, dated 12/31/19, due 1/2/20, repurchase price $150,013,200, collateralized by various U.S. Government Agency Securities, ranging from 2.007% - 7.500%, maturing 6/25/21 – 8/20/69; total market value $153,000,000.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $100,009,000, collateralized by various U.S. Government Treasury Securities, ranging from 1.000% - 1.625%, maturing 8/15/29 – 2/15/46; total market value $102,000,080.

Citigroup Global Markets Ltd., 1.70%, dated 12/31/19, due 1/2/20, repurchase price $100,009,445, collateralized by various U.S. Government Treasury Securities, ranging from 1.000% - 2.375%, maturing 8/15/20 – 2/15/46; total market value $102,000,020.

Deutsche Bank AG, 2.75%, dated 12/31/19, due 1/2/20, repurchase price $100,015,000, collateralized by various Foreign Government Agency Securities, ranging from 1.375% - 2.750%, maturing 7/23/21 – 10/16/24; total market value $102,000,722.

Deutsche Bank Securities, Inc., 1.59%, dated 12/31/19, due 1/7/20, repurchase price $200,061,800, collateralized by various U.S. Government Treasury Securities, ranging from 2.000% - 2.875%, maturing 8/15/25 – 8/15/47; total market value $204,000,000.

HSBC Bank plc, 2.55%, dated 12/31/19, due 1/2/20, repurchase price $350,049,622, collateralized by various U.S. Government Treasury Securities, ranging from 0.500%-3.125%, maturing 7/15/20 – 5/15/48; total market value $357,168,203.

HSBC Securities, Inc., 1.55%, dated 12/31/19, due 1/2/20, repurchase price $100,008,250, collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 3.000%, maturing 11/15/40 – 2/15/47; total market value $102,008,801.

NBC Global Finance Ltd., 1.71%, dated 12/31/19, due 1/2/20, repurchase price $25,002,375, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.125% - 3.625%, maturing 1/31/21 – 8/15/43; total market value $27,222,228.

NBC Global Finance Ltd., 1.74%, dated 12/31/19, due 1/7/20, repurchase price $150,050,743, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.000% - 3.875%, maturing 1/21/20 – 5/15/48; total market value $162,773,747.

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Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $100,030,325, collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/2/20 – 2/15/49; total market value $102,000,000.

Societe Generale SA, 1.56%, dated 12/31/19, due 1/7/20, repurchase price $250,076,000, collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/2/20 – 2/15/48; total market value $255,000,000.

Societe Generale SA, 1.69%, dated 12/31/19, due 1/2/20, repurchase price $150,014,100, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625% - 5.375%, maturing 6/15/20 – 11/15/49; total market value $165,655,966.

Societe Generale SA, 1.72%, dated 12/31/19, due 1/7/20, repurchase price $100,033,450, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 0.625% - 5.375%, maturing 6/15/20 – 11/15/49; total market value $110,437,311.

Securities Lending:

During the year ended December 31, 2019, certain Portfolios entered into securities lending transactions. To generate additional income, a Portfolio may lend its portfolio securities, up to 30% of the market value of the Portfolio’s total assets, to brokers, dealers, and other financial institutions.

JPMorgan serves as securities lending agent for the securities lending program of the Trust. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Portfolio or the borrower at anytime.

The Portfolios’ securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements or government money market funds and shown in the Portfolio of Investments and included in calculating the Portfolio’s total assets. U.S. Government securities received as collateral, if any, are held in safekeeping by JPMorgan and cannot be sold or repledged by the Portfolio and accordingly are not reflected in the Portfolio’s total assets. For additional information on the non-cash collateral received, please refer to note (xx) in the Portfolio of Investments. Certain of the securities on loan may have been sold prior to the close of the reporting period and are included in Receivables for Securities Sold on the Statements of Assets and Liabilities.

The Portfolios receive payments from the lending agent equivalent to any dividends and/or interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from the lending agent and reflected in the Statements of Operations under “Securities lending (net).” The Portfolios may invest cash collateral in joint repurchase agreements or government money market funds as indicated on the Portfolio of Investments, and record a liability in the Statements of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Such liabilities, if any, are reflected in the Statements of Assets and Liabilities under “Payable for return of collateral on securities loaned”. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the lending agent to be of good standing and creditworthy and approved by FMG LLC. Loans are subject to termination by a Portfolio or the borrower at any time, and, therefore, are not considered to be illiquid investments. The lending agent receives a fee based on a percentage of earnings derived from the investment of cash collateral. The Portfolios receive 90% of the net earnings of the Repurchase Agreements up to $45 million of aggregate earnings across all Portfolios within a calendar year and 92% thereafter.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

The Securities Lending Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, a Portfolio may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Portfolio sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Portfolio by purchasing replacement securities at JPMorgan’s expense, or paying the Portfolio an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agreement between the Portfolio and JPMorgan.

At December 31, 2019, the Securities Lending Agreement does not permit the Portfolio to enforce a netting arrangement.

Market and Credit Risk:

A Portfolio’s investments in financial instruments expose the Portfolio to various risks such as, but not limited to, foreign currency, foreign securities and equity risks.

Many debt securities, derivatives and other financial instruments utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. In July 2017, the UK Financial Conduct Authority announced that after 2021 it will cease its active encouragement of UK banks to provide quotations needed to sustain LIBOR, suggesting that LIBOR may cease to be published after that time. Financial industry groups have begun planning for a transition to the use of a different benchmark, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Portfolio’s performance or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Portfolio.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

Foreign (non-U.S.) securities in this report are classified by the country of risk of a holding. Investments in foreign securities, including depositary receipts, involve risks not associated with investment in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, foreign operations or holding can involve risks relating to conditions in foreign countries.

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December 31, 2019

The market values of the Portfolio’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Portfolio. Even when markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

A Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Portfolio seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a financial derivatives contract, repurchase agreement or a loan of portfolio securities or other transactions, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Because certain Portfolios invest in affiliated mutual funds, unaffiliated mutual funds and ETFs, the Portfolios indirectly pay a portion of the expenses incurred by the underlying funds and ETFs. As a result, the cost of investing in the Portfolios may be higher than the cost of investing in a Portfolio that invests directly in individual securities and financial instruments. The Portfolios are also subject to certain risks related to the underlying funds’ and ETFs’ investments in securities and financial instruments (such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities) and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the underlying fund or ETF to meet its investment objective. With respect to the Portfolio’s investments in ETFs, there is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investments in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular underlying fund or ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the underlying fund or ETF, which will vary.

Offsetting Assets and Liabilities:

The Portfolios may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. As the Master Agreements are specific to unique operations of different asset types; they allow a Portfolio to close out and net its total exposure to counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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December 31, 2019

Note 2	Management of the Trust

The Trust, on behalf of each Portfolio, has entered into an investment advisory agreement (the “Advisory Agreement”) with FMG LLC which provides that the Adviser is responsible for (i) providing a continuous investment program for the Portfolios; (ii) monitoring the implementation of the investment program for each Portfolio; (iii) assessing the investment objectives and policies, composition, investment style and investment process for each Portfolio; (iv) effecting transactions for each Portfolio and selecting brokers or dealers to execute such transactions; (v) developing and evaluating strategic initiatives with respect to the Portfolios; (vi) making recommendations to the Board regarding the investment programs of the Portfolios, including any changes to the investment objectives and policies of a Portfolio; (vii) coordinating and/or implementing strategic initiatives approved by the Board; and (viii) preparing and providing reports to the Board on the impact of such strategic initiatives. For its services under the Advisory Agreement, the Adviser is entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
All Asset Growth-Alt 20	0.100% of average daily net assets
EQ/Franklin Templeton Allocation Managed Volatility	0.050% of average daily net assets

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
1290 VT Small Cap Value	0.800%	0.750%	0.725%	0.700%	0.675%
1290 VT SmartBeta Equity	0.700	0.650	0.625	0.600	0.575
EQ/American Century Mid Cap Value	0.900	0.850	0.825	0.800	0.775
EQ/Capital Guardian Research	0.650	0.600	0.575	0.550	0.525
EQ/Janus Enterprise	0.700	0.650	0.625	0.600	0.575
EQ/MFS Technology	0.750	0.700	0.675	0.650	0.625
EQ/Morgan Stanley Small Cap Growth	0.800	0.750	0.725	0.700	0.675
EQ/Science and Technology	0.850	0.800	0.775	0.750	0.725
EQ/Templeton Global Equity Managed Volatility	0.700	0.665	0.635	0.610	0.560
EQ/UBS Growth and Income	0.750	0.700	0.675	0.650	0.625
Multimanager Mid Cap Growth	0.800	0.750	0.725	0.700	0.675
Multimanager Mid Cap Value	0.800	0.750	0.725	0.700	0.675

	(as a percentage of average daily net assets)
Portfolio:	First $2 Billion	Next $2 Billion	Next $2 Billion	Next $3 Billion	Thereafter
EQ/Aggressive Growth Strategy	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%

Prior to October 1, 2019 the following Portfolios’ management fees were as follows:

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
1290 VT Small Cap Value	0.800%	0.750%	0.725%	0.700%	0.675%
1290 VT SmartBeta Equity	0.700	0.650	0.625	0.600	0.575
EQ/American Century Mid Cap Value	0.900	0.850	0.825	0.800	0.775
EQ/Capital Guardian Research	0.650	0.600	0.575	0.550	0.525

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December 31, 2019

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/Janus Enterprise	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/MFS Technology	0.750	0.700	0.675	0.650	0.625
EQ/Morgan Stanley Small Cap Growth	0.800	0.750	0.725	0.700	0.675
EQ/Science and Technology	0.850	0.800	0.775	0.750	0.725
EQ/Templeton Global Equity Managed Volatility	0.700	0.650	0.625	0.600	0.575
EQ/UBS Growth and Income	0.750	0.700	0.675	0.650	0.625
Multimanager Mid Cap Growth	0.800	0.750	0.725	0.700	0.675
Multimanager Mid Cap Value	0.800	0.750	0.725	0.700	0.675

	(as a percentage of average daily net assets)
Portfolio:	First $2 Billion	Next $4 Billion	Next $3 Billion	Thereafter
EQ/Aggressive Growth Strategy	0.1000%	0.0925%	0.0900%	0.0875%

With the exception of the All Asset Growth-Alt 20 Portfolio, EQ/Franklin Templeton Allocation Managed Volatility Portfolio and Strategic Allocation Series Portfolio, the Adviser has entered into an investment advisory agreement (“Sub-Advisory Agreements”) with each of the Sub-Advisers with respect to the Trust’s Portfolios. Each of the Sub-Advisory Agreements obligates the Sub-Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Adviser or the respective Sub-Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Adviser pays the expenses of investment sub-advisory services provided to the Portfolios, including the fees of the Sub-Advisers.

Compensation of Officers:

Each officer of the Trust is an employee of AXA Equitable, FMG LLC and/or AXA Distributors, LLC. No officer of the Trust, other than the Chief Compliance Officer, receives compensation paid by Trust. During the year ended December 31, 2019, the Chief Compliance Officer received, from the three trusts in the fund complex, compensation in the amount of $75,000, of which the Trust paid $64,023.

Note 3	Administrative Fees

FMG LLC serves as Administrator to the Trust. As Administrator, FMG LLC provides the Trust with necessary administrative, fund accounting, and compliance services. In addition, FMG LLC makes available the office space, equipment, personnel and facilities required to provide such services to the Trust. FMG LLC may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays FMG LLC an annual fee payable monthly as follows:

Each of the Multiadviser Portfolios, the All Asset Growth-Alt 20 Portfolio, Strategic Allocation Series Portfolio and the EQ/Franklin Templeton Allocation Managed Volatility paid the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee.

The asset based administration fee rates are based on the aggregate average daily net assets charge of the 1290 VT Moderate Growth Allocation Portfolio*, EQ/AB Dynamic Aggressive Growth Portfolio*, EQ/AB Dynamic Growth Portfolio*, EQ/AB Dynamic Moderate Growth Portfolio*, EQ/AXA Investment Managers Moderate Allocation Portfolio*, EQ/First Trust Moderate Growth Allocation Portfolio*, EQ/Goldman Sachs Growth Allocation Portfolio*, EQ/Goldman Sachs Moderate Growth Allocation Portfolio*,EQ/Invesco Moderate Allocation Portfolio*, EQ/Invesco Moderate Growth Allocation Portfolio*, EQ/JPMorgan Growth Allocation Portfolio*, EQ/Legg Mason Growth Allocation Portfolio*, EQ/Legg Mason

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December 31, 2019

Moderate Allocation Portfolio*, the Tactical Portfolios**, the Multiadviser Portfolios***, the All Asset Growth-Alt 20 Portfolio, Strategic Allocation Series Portfolios**** and the EQ/Franklin Templeton Allocation Managed Volatility Portfolio, together with each series of the AXA Premier VIP Trust (“VIP”), a separate registered investment company managed by FMG LLC. The below shows the asset based administration fee rates based in aggregate average daily net assets of the above mentioned portfolios:

0.140% on the first $60 billion

0.110% on the next $20 billion

0.0875% on the next $20 billion

0.0800% on assets thereafter

*	Portfolios of the Trust not presented in these financial statements.
**

The EQ/500 Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio and the ATM International Managed Volatility Portfolio, Portfolios of the Trust not presented in these financial statements.

***

Includes the 1290 VT Convertible Securities Portfolio, 1290 VT High Yield Bond Portfolio, 1290 VT Micro Cap Portfolio, EQ/Global Equity Managed Volatility Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio and Multimanager Technology Portfolio, Portfolios of the Trust not presented in these financial statements.

****

Includes the EQ/Ultra Conservative Strategy Portfolio, EQ/Conservative Strategy Portfolio, EQ/ Conservative Growth Strategy Portfolio, EQ/Balanced Strategy Portfolio, EQ/Moderate Growth Strategy Portfolio and EQ/Growth Strategy Portfolio, Portfolios of the Trust not presented in these financial statements.

All other Portfolios each pay the greater of $30,000 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge of the Portfolios*****

0.100% on the first $30 billion

0.0975% on the next $10 billion

0.0950% on the next $5 billion

0.0800% on assets thereafter

*****

Including 1290 VT Energy Portfolio, 1290 VT Low Volatility Global Equity Portfolio, 1290 VT Multi-Alternative Strategies Portfolio, 1290 VT DoubleLine Dynamic Allocation Portfolio, 1290 VT DoubleLine Opportunistic Bond Portfolio, 1290 VT Equity Income Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, 1290 VT GAMCO Small Company Value Portfolio, 1290 VT Natural Resources Portfolio, 1290 VT Real Estate Portfolio, 1290 VT SmartBeta Equity Portfolio, 1290 VT Socially Responsible Portfolio, EQ/International Managed Volatility Portfolio, EQ/AB Short Duration Government Bond Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Capital Guardian Research Portfolio, EQ/ClearBridge Large Cap Growth Portfolio, EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/Franklin Rising Dividends Portfolio, EQ/Franklin Strategic Income Portfolio, EQ/Goldman Sachs Mid Cap Value Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/International Equity Index Portfolio, EQ/Invesco Comstock Portfolio, EQ/Invesco Global Real Estate Portfolio, EQ/Invesco International Growth Portfolio, EQ/Janus Enterprise

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December 31, 2019

Portfolio, EQ/JPMorgan Value Opportunities Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Lazard Emerging Markets Equity Portfolio, EQ/Loomis Sayles Growth Portfolio, EQ/MFS International Growth Portfolio, EQ/MFS International Value Portfolio, EQ/MFS Mid Cap Focused Growth Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Utilities Series Portfolio, EQ/Mid Cap Index Portfolio, EQ/Money Market Portfolio, EQ/Oppenheimer Global Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Real Return Portfolio, EQ/PIMCO Total Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Science and Technology Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, EQ/T. Rowe Price Health Sciences Portfolio, EQ/UBS Growth and Income Portfolio and the EQ/Wellington Energy Portfolio, some of which are not presented in these Financial Statements.

Pursuant to a sub-administration arrangement with FMG LLC, the Sub-Administrator assists the Administrator in providing the Trust with certain administrative services, including portfolio compliance and portfolio accounting support services, subject to the supervision of FMG LLC.

Note 4	Custody Fees

The Trust has entered into a custody agreement (the “Custody Agreement”) with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s Portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Portfolio’s account, cash, securities and other assets of the Portfolios. The Custodian is also required, upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for securities purchased by the Trust. The Custodian has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities. At year end, certain of the Portfolios maintain significant cash balances with the Custodian or its affiliates. These balances are presented as cash on each Portfolio’s Statement of Assets and Liabilities.

Note 5	Distribution Plans

The Trust, on behalf of each Portfolio, has entered into distribution agreements with AXA Distributors, LLC (“AXA Distributors” or the “Distributor”), an indirect wholly-owned subsidiary of AXA Equitable and an affiliate of FMG LLC, pursuant to which the Distributor serves as the principal underwriter of the Class IA, Class IB and Class K shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to each of Class IA and Class IB shares of the Trust (“Distribution Plans”). The Distribution Plans provide that the Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IA and Class IB shares for which it provides service.

Note 6	Expense Limitation

FMG LLC has contractually agreed to limit the expenses of certain Portfolios (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses (with respect to certain Portfolios) and extraordinary expenses) through April 30, 2021 (unless the Board consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”), pursuant to which FMG LLC has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses do not exceed the following annual rates:

	Maximum Annual Operating Expense Limit
Portfolios:	Class IA+		Class IB+		Class K
All Asset Growth-Alt 20	1.35	%*	1.35	%*	1.10	%*
EQ/Aggressive Growth Strategy	N/A		1.15	*	0.90	*
EQ/Franklin Templeton Allocation Managed Volatility	1.20	*	1.20	*	0.95	*

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December 31, 2019

	Maximum Annual Operating Expense Limit
Portfolios:	Class IA+	Class IB+		Class K
1290 VT Small Cap Value	N/A	1.15%		0.90%
1290 VT SmartBeta Equity	N/A	1.15		0.90
EQ/American Century Mid Cap Value†	N/A	1.00	*	0.75	*
EQ/Capital Guardian Research	0.97%	0.97		0.72
EQ/Janus Enterprise	1.05	1.05		0.80
EQ/MFS Technology†	N/A	1.14	*	0.89	*
EQ/Morgan Stanley Small Cap Growth	N/A	1.15		0.90
EQ/Science and Technology†	N/A	1.15	*	0.90	*
EQ/Templeton Global Equity Managed Volatility	1.10	1.10		0.85
EQ/UBS Growth and Income	1.05	1.05		0.80
Multimanager Mid Cap Growth	1.10	1.10		0.85
Multimanager Mid Cap Value	1.10	1.10		0.85

*	For purposes of calculating the Maximum Annual Operating Expense Limit, the expenses of other investment companies in which the Portfolio invests are included in operating expenses.
+	Includes amounts payable pursuant to Rule 12b-1 under the 1940 Act.
N/A	This class of shares of the Portfolio either is not registered or is registered but not currently operational.
†	This Agreement shall continue in effect with respect to the Portfolio until April 30, 2021.

Prior to March 13, 2019, FMG LLC had agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, acquired fund fees and expenses (with respect to certain Portfolios), other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business), did not exceed the following annualized rates:

	Maximum Annual Operating Expense Limit
Portfolio:	Class IA+		Class IB+		Class K
EQ/Franklin Templeton Allocation Managed Volatility	1.25	*	1.25	*	1.00	*

*	For purposes of calculating the Maximum Annual Operating Expense Limit, the expenses of other investment companies in which the Portfolio invests are included in operating expenses.
+	Includes amounts payable pursuant to Rule 12b-1 under the 1940 Act.

Prior to January 1, 2019, FMG LLC had agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, acquired fund fees and expenses (with respect to certain Portfolios), other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business), did not exceed the following annualized rates:

	Maximum Annual Operating Expense Limit
Portfolios:	Class IA+	Class IB+	Class K
EQ/Janus Enterprise	1.10	1.10	0.85
EQ/Templeton Global Equity Managed Volatility	1.15	1.15	0.90

+	Includes amounts payable pursuant to Rule 12b-1 under the 1940 Act.

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December 31, 2019

FMG LLC first waives its management fees, then waives its administration fees, and then reimburses the Portfolio’s expenses out of its own resources. Each Portfolio may at a later date reimburse to FMG LLC the management fees waived or other expenses assumed and paid for by FMG LLC pursuant to the Expense Limitation Agreement within three years of payments or waivers being recorded, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period. Any reimbursement, called recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by FMG LLC. FMG LLC received recoupment fees of $247,494 from Portfolios of the Trust not included in these financial statements.

Recoupments in excess of waivers during the period would be presented as Recoupment Fees in the Statement of Operations. At December 31, 2019, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

Portfolios:	2020	2021	2022	Total Eligible For Recoupment
1290 VT Small Cap Value	$260,766	$268,799	$275,460	$805,025
1290 VT SmartBeta Equity	70,803	92,217	88,977	251,997
EQ/American Century Mid Cap Value	—	213,815	1,004,589	1,218,404
EQ/Capital Guardian Research	250,271	270,835	264,874	785,980
EQ/Janus Enterprise	—	—	174,165	174,165
EQ/MFS Technology	—	56,383	53,791	110,174
EQ/Morgan Stanley Small Cap Growth	163,305	243,767	275,724	682,796
EQ/Templeton Global Equity Managed Volatility	—	—	265,324	265,324
EQ/UBS Growth and Income	136,721	146,441	148,524	431,686
Multimanager Mid Cap Growth	242,200	437,223	434,880	1,114,303
Multimanager Mid Cap Value	265,851	378,768	376,498	1,021,117

During the year ended December 31, 2019, FMG LLC voluntarily waived fees for certain Portfolios. These amounts are included in Voluntary waiver from investment adviser on the Statement of Operations for each Portfolio and are not eligible for recoupment.

FMG LLC also voluntarily agreed to forgo any amounts eligible for recoupment that were waived or reimbursed prior to December 5, 2019 in conjunction with the expense limitation change effective December 5, 2019 for the EQ/Science and Technology Portfolio.

Note 7	Percentage of Ownership by Affiliates

At December 31, 2019, AXA Equitable held investments in the Portfolio as follows:

Portfolio:	Percentage of Ownership
1290 VT SmartBeta Equity	53%

Shares of the Portfolios may be held as underlying investments by the All Asset Growth-Alt 20 Portfolio, EQ/Franklin Templeton Allocation Managed Volatility Portfolio and the Strategic Allocation Series Portfolio of the Trust, and each series of the AXA Premier VIP Trust. The following tables represent the percentage of ownership that each of the All Asset Growth-Alt 20 Portfolio, EQ/Franklin Templeton Allocation Managed Volatility Portfolio, Strategic Allocation Series Portfolio, and each series of the AXA Premier VIP Trust has in each respective Portfolio’s net assets as of December 31, 2019.

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December 31, 2019

Portfolios:	All Asset Growth-Alt 20	EQ/Franklin Templeton Allocation Managed Volatility
1290 VT Low Volatility Global Equity	59.19%	—%
1290 VT DoubleLine Opportunistic Bond	1.44	—
1290 VT Equity Income	1.09	—
1290 VT GAMCO Mergers & Acquisitions	7.46	—
1290 VT GAMCO Small Company Value	0.69	—
1290 VT High Yield Bond	4.58	—
1290 VT Natural Resources	61.76	—
1290 VT Real Estate	43.01	—
EQ/500 Managed Volatility	—	3.91
EQ/AB Small Cap Growth	1.22	—
EQ/BlackRock Basic Value Equity	0.87	—
EQ/Emerging Markets Equity PLUS	11.94	—
EQ/Franklin Balanced Managed Volatility	—	32.06
EQ/Global Bond PLUS	7.76	—
EQ/Intermediate Government Bond	0.07	—
EQ/International Equity Index	0.63	—
EQ/Invesco Comstock	5.78	—
EQ/Janus Enterprise	0.14	—
EQ/JPMorgan Value Opportunities	2.19	—
EQ/Loomis Sayles Growth	2.74	—
EQ/MFS International Growth	1.92	—
EQ/PIMCO Global Real Return	11.94	—
EQ/PIMCO Ultra Short Bond	0.46	—
EQ/T. Rowe Price Growth Stock	1.07	—
EQ/Templeton Global Equity Managed Volatility	—	51.65
Multimanager Core Bond	0.67	—

Portfolios:	EQ/ Aggressive Growth Strategy
EQ/500 Managed Volatility	22.77%
EQ/400 Managed Volatility	10.20
EQ/2000 Managed Volatility	19.80
EQ/International Managed Volatility	22.41
EQ/AB Short Duration Government Bond	6.35
EQ/Core Bond Index	4.28
EQ/Intermediate Government Bond	4.78

Portfolios:	EQ/ Conservative Allocation	EQ/ Conservative- Plus Allocation	EQ/ Moderate Allocation	EQ/ Moderate- Plus Allocation	EQ/ Aggressive Allocation
1290 VT Small Cap Value	—%	2.02%	17.49%	31.23%	10.64%
EQ/Morgan Stanley Small Cap Growth	0.61	2.24	17.00	38.14	17.95
Multimanager Mid Cap Growth	2.10	2.81	8.28	11.09	4.65
Multimanager Mid Cap Value	1.33	2.40	15.95	12.01	4.28

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December 31, 2019

Portfolios:	CharterSM Conservative	CharterSM Moderate	CharterSM Moderate Growth	CharterSM Growth	CharterSM Aggressive Growth	CharterSM Multi- Sector Bond	CharterSM Small Cap Growth	CharterSM Small Cap Value
1290 VT Small Cap Value	—%	—%	—%	—%	—%	—%	—%	35.96%
1290 VT SmartBeta Equity	0.73	1.11	1.35	1.25	0.78	—	—	—
EQ/Capital Guardian Research	0.20	0.34	0.38	0.36	0.22	—	—	—
EQ/Janus Enterprise	0.06	0.10	0.11	0.10	0.07	—	—	—
EQ/Morgan Stanley Small Cap Growth	—	—	—	—	—	—	24.02	—
Multimanager Mid Cap Value	0.37	0.60	0.67	0.62	0.40	—	—	—

Portfolios:	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation	Target 2055 Allocation
Multimanager Mid Cap Growth	0.40%	0.90%	0.69%	0.51%	0.06%
Multimanager Mid Cap Value	0.55	1.75	1.08	1.04	0.18

The Portfolios are permitted to purchase or sell securities from or to certain affiliated entities under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any such securities transactions comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the independent current market price. The 17a-7 transactions which are material to the Portfolios are reflected in the Portfolio of Investments.

Note 8	Substitution, Reorganization and In-Kind Transaction

At a meeting held on September 19-20, 2017, the Board approved the establishment of each portfolio listed below as a series of the Trust (each a “Replacement Portfolio” and together, the “Replacement Portfolios”) and the substitution of shares of the Replacement Portfolios for shares of certain registered investment companies (“VIT”) which were offered as an underlying investment option for certain variable annuity contracts and/or variable life insurance contracts issued by AXA Equitable Life, subject to the approval of the Securities and Exchange Commission, which was subsequently obtained. On October 19, 2018, shareholders of each VIT redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to the corresponding Replacement Portfolio which each commenced operations on October 22, 2018.

The Replacement Portfolios received securities in-kind and cash at the commencement of operations in the amounts listed below:

Portfolios:	Commencement Date	Class	Securities in-kind	Cash
EQ/American Century Mid Cap Value	10/22/2018	Class IB	$279,556,309	$8,700,152
EQ/MFS Technology	10/22/2018	Class IB	201,051,725	7,638,449
EQ/Science and Technology	10/22/2018	Class IB	134,345,045	6,178,801

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

Note 9	Subsequent Events

The Adviser evaluated subsequent events from December 31, 2019, the date of these financial statements, through the date these financial statements were issued. The subsequent events include the following:

At a meeting held on December 4-5, 2019, the Board of Trustees of the Trust approved forms of Agreements and Plans of Reorganization and Termination (each, a “Reorganization Plan,” and collectively, the “Reorganization Plans”), which provide for the reorganization of certain Portfolios of the Trust into other existing Portfolios of the Trust (each, a “Reorganization,” and collectively, the “Reorganizations”), as follows:

Proposed Acquired Portfolio	Proposed Acquiring Portfolio
Multimanager Mid Cap Value Portfolio	EQ/American Century Mid Cap Value Portfolio
Multimanager Mid Cap Growth Portfolio	EQ/Janus Enterprise Portfolio
EQ/UBS Growth and Income Portfolio	EQ/Capital Guardian Research Portfolio
EQ/Science and Technology Portfolio	EQ/MFS Technology Portfolio
EQ/Franklin Templeton Allocation Managed Volatility Portfolio	EQ/Aggressive Growth Strategy Portfolio
EQ/Templeton Global Equity Managed Volatility Portfolio	1290 VT SmartBeta Equity Portfolio
(each, an “Acquired Portfolio,” and collectively, the “Acquired Portfolios”)	(each, an “Acquiring Portfolio,” and collectively, the “Acquiring Portfolios”)

In addition, at a meeting held on December 4-5, 2019, the Board of Trustees of AXA Premier VIP Trust (“VIP Trust”) approved Reorganization Plans which provide for the reorganization of certain Portfolios of VIP Trust into existing Portfolios of the Trust (each, a “Reorganization,” and collectively, the “Reorganizations”), as follows:

Proposed Acquired Portfolio	Proposed Acquiring Portfolio
CharterSM Small Cap Value Portfolio	1290 VT Small Cap Value Portfolio
CharterSM Small Cap Growth Portfolio	EQ/Morgan Stanley Small Cap Growth Portfolio
CharterSM Moderate Portfolio
CharterSM Moderate Growth Portfolio	All Asset Growth – Alt 20 Portfolio
CharterSM Growth Portfolio
CharterSM Aggressive Growth Portfolio
(each, an “Acquired Portfolio,” and collectively, the “Acquired Portfolios”)	(each, an “Acquiring Portfolio,” and collectively, the “Acquiring Portfolios”)

Under the Reorganization Plans, each Reorganization will involve the transfer of all of the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for Acquiring Portfolio shares having an aggregate net asset value equal to the value of the Acquired Portfolio’s net assets; the Acquiring Portfolio’s assumption of all of the liabilities of the Acquired Portfolio; the distribution of Acquiring Portfolio shares to the shareholders of the Acquired Portfolio; and the complete termination of the Acquired Portfolio. Each Reorganization Plan is subject to approval by the shareholders of the respective Acquired Portfolio. A special shareholder meeting of the Acquired Portfolios is anticipated to be held on or about May 22, 2020 to vote on the Reorganization Plans. If shareholders approve the Reorganization Plans, it is anticipated that the Reorganizations will take place in early to mid-June, 2020.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

Effective January 15, 2020, EQ/Science and Technology Portfolio was renamed EQ/MFS Technology II Portfolio.

Effective May 1, 2020, All Asset Growth-Alt 20 Portfolio will be renamed EQ/All Asset Growth Allocation Portfolio; and EQ/Capital Guardian Research Portfolio will be renamed EQ/Capital Group Research Portfolio.

Note 10	Pending Legal Proceedings

In November 2010, the Trust, and several of its Portfolios, were named as defendants and putative members of the proposed defendant class of contractholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to several Portfolios of the Trust, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

In July 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated lawsuits in the United States District Court for the Southern District of New York (the “U.S. District Court”) and elsewhere against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suits”). The Retiree Suits also seek return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

In August 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated separate lawsuits in the U.S. District Court and elsewhere against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suits”). The Noteholder Suits also seek return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s Suit, the Retiree Suits, and the Noteholder Suits were consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding in the U.S. District Court (In re: Tribune Company Fraudulent Conveyance Litigation).

EQ/Equity 500 Index Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio (now named 1290 VT GAMCO Mergers & Acquisitions Portfolio) and EQ/Mid Cap Value Managed Volatility Portfolio are named as defendants in the Noteholder Suit and the Retiree Suit. EQ/Equity 500 Index Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, Multimanager Large Cap Core Equity Portfolio (now named EQ/Large Cap Core Managed Volatility Portfolio), EQ/Small Company Index II Portfolio (now named EQ/Small Company Index Portfolio), EQ/Common Stock Index II Portfolio (now named EQ/Common Stock Index Portfolio), and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. EQ/Equity 500 Index Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as a class action. Multimanager Large Cap Value Portfolio (now named EQ/Large Cap Value Managed Volatility Portfolio) is named as a defendant in the Noteholder Suit and is also named as a putative member of the proposed defendant class of shareholders in the Committee’s suit. The amounts paid to the above seven Portfolios in connection with the public tender offers were approximately: (i) EQ/Equity 500 Index Portfolio — $1,740,800; (ii) 1290 VT GAMCO Mergers & Acquisitions Portfolio — $1,122,000; (iii) EQ/Mid Cap Value Managed Volatility Portfolio — $3,655,000; (iv) EQ/Large Cap Core Managed Volatility Portfolio — $1,832,600; (v) EQ/Small Company Index Portfolio — $61,200; (vi) EQ/Common Stock Index Portfolio — $18,360; and (vii) EQ/Large Cap Value Managed Volatility Portfolio — $3,359,200.

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NOTES TO FINANCIAL STATEMENTS (Concluded)

December 31, 2019

The lawsuits do not allege any misconduct by the Trust or its Portfolios.

On December 19, 2019, the United States Court of Appeals for the Second Circuit (the “Second Circuit”) affirmed the dismissal of the Noteholder and Retiree Suits. On January 2, 2020, the Noteholders and Retirees moved for rehearing of the Second Circuit’s December 19, 2019 decision. On January 7, 2020, the Tribune Litigation Trust, successor to the Committee, filed its appeal with the Second Circuit seeking to reverse: (a) the January 2017 dismissal of its intentional fraudulent transfer claim; and (b) the April 2019 denial of its motion for leave to add a constructive fraudulent transfer claim. As of this writing, all matters pending before the U.S. District Court have been concluded and the multi-district litigation proceeding has been closed, subject only to further appellate proceedings at the Second Circuit and beyond.

The Portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolios, the payment of such judgments or settlements could have an adverse effect on each Portfolio’s NAV. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Adviser believes a loss is not probable.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of EQ Advisors Trust and Shareholders of each of the fifteen funds listed below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds listed in the table below (fifteen of the funds constituting EQ Advisors Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

1290 VT Small Cap Value Portfolio (1)	1290 VT SmartBeta Equity Portfolio (1)

EQ/Aggressive Growth Strategy Portfolio (1)	All Asset Growth – Alt 20 Portfolio (1)

EQ/American Century Mid Cap Value Portfolio (2)	EQ/Capital Guardian Research Portfolio (1)

EQ/Franklin Templeton Allocation Managed Volatility Portfolio (1)	EQ/Janus Enterprise Portfolio (1)

EQ/Science and Technology Portfolio (2)(3)	EQ/MFS Technology Portfolio (2)

EQ/Morgan Stanley Small Cap Growth Portfolio (1)	EQ/Templeton Global Equity Managed Volatility Portfolio (1)

EQ/UBS Growth and Income Portfolio (1)	Multimanager Mid Cap Growth Portfolio (1)

Multimanager Mid Cap Value Portfolio (1)

(1)	Statement of operations for the year ended December 31, 2019 and statement of changes in net assets for each of the two years in the period ended December 31, 2019
(2)

Statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the year ended December 31, 2019 and for the period October 22, 2018 (commencement of operations) through December 31, 2018

(3)	Effective January 15, 2020, name changed to EQ/MFS Technology II Portfolio

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies

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were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 17, 2020

We have served as the auditor of one or more investment companies in the AXA FMG LLC — advised mutual fund complex since 1997.

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DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2019 (UNAUDITED)

At a meeting held on July 16-18, 2019, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) and, as applicable, the renewal of the Investment Sub-Advisory Agreement(s) (each, a “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between the Adviser and each investment sub-adviser (each, a “Sub-Adviser” and together, the “Sub-Advisers”), as shown in the table below with respect to the Portfolios listed, for an additional one-year term.

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

1290 VT Energy Portfolio

1290 VT Low Volatility Global Equity Portfolio

1290 VT Multi-Alternative Strategies Portfolio

All Asset Growth-Alt 20 Portfolio

EQ/Aggressive Growth Strategy Portfolio

EQ/Balanced Strategy Portfolio

EQ/Conservative Growth Strategy Portfolio

EQ/Conservative Strategy Portfolio

EQ/Growth Strategy Portfolio

EQ/Moderate Growth Strategy Portfolio

EQ/Ultra Conservative Strategy Portfolio

(collectively, the “Strategic Allocation Portfolios”)

EQ/Franklin Templeton Allocation Managed Volatility Portfolio

Advisory Agreement with FMG LLC

1290 VT Convertible Securities Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Palisade Capital Management LLC (“Palisade”)

1290 VT DoubleLine Dynamic Allocation Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with DoubleLine Capital LP (“DoubleLine”) and DoubleLine Equity LP (DoubleLine Equity”)

1290 VT DoubleLine Opportunistic Bond Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with DoubleLine

1290 VT Equity Income Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC

1290 VT GAMCO Mergers & Acquisitions Portfolio 1290 VT GAMCO Small Company Value Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with GAMCO Asset Management, Inc. (“GAMCO”)

1290 VT High Yield Bond Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with AXA Investment Managers Inc. (“AXA IM”) Sub-Advisory Agreement with Post Advisory Group, LLP

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios
1290 VT Micro Cap Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Investment Management, LLC (“BlackRock”) Sub-Advisory Agreement with Lord, Abbett & Co. Inc.

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

EQ/AB Dynamic Aggressive Growth Portfolio

EQ/AB Dynamic Growth Portfolio

EQ/AB Dynamic Moderate Growth Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/AB Small Cap Growth Portfolio

EQ/Common Stock Index Portfolio

EQ/Equity 500 Index Portfolio

EQ/International Equity Index Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Small Company Index Portfolio

Advisory Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein, L.P. (“AllianceBernstein”)

1290 VT Small Cap Value Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Horizon Kinetics Asset Management LLC

1290 VT SmartBeta Equity Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with AXA Rosenberg Investment Management LLC (“AXA Rosenberg”)

1290 VT Socially Responsible Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/400 Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/2000 Managed Volatility Portfolio

EQ/International Managed Volatility Portfolio

(collectively, the “EQ Tactical Manager Portfolios”)

Advisory Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with BlackRock

EQ/American Century Mid Cap Value Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with American Century Investment Management Inc.

EQ/BlackRock Basic Value Equity Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock

EQ/Capital Guardian Research Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Capital International, Inc. (“Capital International”)

EQ/ClearBridge Large Cap Growth Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with ClearBridge Investments, LLC (“ClearBridge”)

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios
EQ/ClearBridge Select Equity Managed Volatility Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with ClearBridge

EQ/Core Bond Index Portfolio EQ/Intermediate Government Bond Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with SSGA Funds Management, Inc. (“SSGA”)

EQ/Emerging Markets Equity PLUS Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with EARNEST Partners, LLC (“EARNEST”)

EQ/Fidelity Institutional AM® Large Cap Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with FIAM, LLC

EQ/Franklin Balanced Managed Volatility Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Franklin Advisers, Inc. (“Franklin Advisers”)

EQ/Franklin Rising Dividends Portfolio EQ/Franklin Strategic Income Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Franklin Advisers

EQ/Franklin Small Cap Value Managed Volatility Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Franklin Mutual Advisers, LLC (“Franklin Mutual”)

EQ/Global Bond PLUS Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Wells Capital Management Inc. and Wells Fargo Asset Management (International) Limited

EQ/Global Equity Managed Volatility Portfolio

Advisory Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Invesco Advisers, Inc. (“Invesco”)

Sub-Advisory Agreement with Morgan Stanley Investment Management, LLC (“Morgan Stanley”)

EQ/Goldman Sachs Mid Cap Value Portfolio EQ/Goldman Sachs Moderate Growth Allocation Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P.

EQ/International Core Managed Volatility Portfolio

Advisory Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with EARNEST

Sub-Advisory Agreement with Federated Global Investment Management Corp.

Sub-Advisory Agreement with Massachusetts Financial Services Company (dba MFS Investment Management) (“MFS Investment Management”)

EQ/International Value Managed Volatility Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Harris Associates L.P. (“Harris Associates”)

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios
EQ/Invesco Comstock Portfolio EQ/Invesco Global Real Estate Portfolio EQ/Invesco International Growth Portfolio EQ/Invesco Moderate Allocation Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Invesco

EQ/Ivy Energy Portfolio* EQ/Ivy Mid Cap Growth Portfolio* EQ/Ivy Science and Technology Portfolio*	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Ivy Investment Management Company (“IICO”)*

EQ/Janus Enterprise Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Janus Capital Management LLC

EQ/JPMorgan Growth Allocation Portfolio EQ/JPMorgan Value Opportunities Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with JPMorgan Investment Management Inc.

EQ/Large Cap Core Managed Volatility Portfolio

Advisory Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Capital International

Sub-Advisory Agreement with Thornburg Investment Management, Inc.

Sub-Advisory Agreement with Vaughan Nelson Investment Management

EQ/Large Cap Growth Managed Volatility Portfolio

Advisory Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with HS Management Partners, LLC

Sub-Advisory Agreement with Loomis, Sayles & Co. (“Loomis Sayles”)

Sub-Advisory Agreement with Polen Capital Management, LLC

Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (“T. Rowe Price”)

EQ/Large Cap Value Index Portfolio EQ/Mid Cap Index Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein

EQ/Large Cap Value Managed Volatility Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with MFS Investment Management

EQ/Lazard Emerging Markets Equity Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Lazard Asset Management LLC

EQ/Legg Mason Moderate Allocation Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with QS Investors LLC

EQ/Loomis Sayles Growth Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Loomis Sayles

EQ/MFS International Growth Portfolio EQ/MFS International Value Portfolio EQ/MFS Technology Portfolio EQ/MFS Utilities Series Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with MFS Investment Management

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

EQ/Mid Cap Value Managed Volatility Portfolio

Advisory Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Diamond Hill Capital Management, Inc. (“Diamond Hill”)

Sub-Advisory Agreement with Wellington Management Company, LLP (“Wellington”)

EQ/Money Market Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BNY Mellon Investment Adviser, Inc.

EQ/Morgan Stanley Small Cap Growth Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Morgan Stanley

EQ/Oppenheimer Global Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Invesco

EQ/PIMCO Global Real Return Portfolio EQ/PIMCO Real Return Portfolio EQ/PIMCO Total Return Portfolio EQ/PIMCO Ultra Short Bond Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with Pacific Investment Management Company LLC (“PIMCO”)

EQ/Quality Bond PLUS Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with PIMCO

EQ/Templeton Global Equity Managed Volatility Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Templeton Global Advisors Limited

EQ/T. Rowe Price Growth Stock Portfolio EQ/T. Rowe Price Health Sciences Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with T. Rowe Price

EQ/UBS Growth and Income Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with UBS Global Asset Management (Americas) Inc.

Multimanager Aggressive Equity Portfolio

Advisory Agreement with FMG LLC

Sub-Advisory Agreement with AllianceBernstein

Sub-Advisory Agreement with ClearBridge

Sub-Advisory Agreement with T. Rowe Price

Sub-Advisory Agreement with Westfield Capital Management Company, L.P.

Multimanager Core Bond Portfolio

Advisory Agreement with FMG LLC

Sub-Advisory Agreement with BlackRock Financial Management, Inc.

Sub-Advisory Agreement with DoubleLine

Sub-Advisory Agreement with PIMCO

Sub-Advisory Agreement with SSGA

Multimanager Mid Cap Growth Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Franklin Advisers Sub-Advisory Agreement with Wellington

Multimanager Mid Cap Value Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Diamond Hill

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

Multimanager Technology Portfolio	Advisory Agreement with FMG LLC Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with Allianz Global Investors U.S. LLC Sub-Advisory Agreement with Wellington

*

As discussed elsewhere in this shareholder report, effective on or about November 18, 2019, Wellington replaced IICO as the sub-adviser to the EQ/Ivy Energy Portfolio and the Portfolio’s name was changed to “EQ/Wellington Energy Portfolio,” and effective on or about November 29, 2019, MFS replaced IICO as the sub-adviser to the EQ/Ivy Mid Cap Growth Portfolio and the EQ/Ivy Science and Technology Portfolio and the Portfolios’ names were changed to “EQ/MFS Mid Cap Focused Growth Portfolio” and “EQ/Science and Technology Portfolio.” Further, effective January 15, 2020, EQ/Science and Technology Portfolio’s name was changed to “EQ/MFS Technology II Portfolio.”

In reaching its decision to renew the Agreement(s) with respect to each Portfolio, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates, including the investment performance of the Portfolio (and, where applicable, each allocated portion of the Portfolio advised by a different Sub-Adviser); (2) the level of the Portfolio’s management fee and, where applicable, sub-advisory fee(s), and the Portfolio’s expense ratios relative to those of peer funds; (3) the costs of the services to be provided by, and the profits to be realized by, the Adviser and its affiliates from their relationships with the Portfolio; (4) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale and, if so, whether any such economies of scale are equitably shared with investors; and (5) “fall-out” benefits that may accrue to the Adviser, the relevant Sub-Adviser(s) and their respective affiliates (that is, indirect benefits that they would not receive but for their relationships with the Portfolio). In considering each Agreement, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision.

In connection with its deliberations, the Board took into account information (both written and oral) provided to the Board, including its various committees, throughout the year, as well as information provided specifically in connection with the annual renewal process. The Trustees also recognized that the contractual arrangements for the Portfolios have been reviewed by the Trustees and discussed with the Adviser in prior years and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Information provided and discussed throughout the year included investment performance reports and related financial and general market outlook information for each Portfolio, as well as periodic reports on, among other matters, brokerage allocation and execution; pricing and valuation; legal and compliance matters; shareholder and other services and support provided to the Portfolios by the Adviser, the relevant Sub-Adviser(s) and their respective affiliates; actual and potential conflicts of interest that could impact the business operations and relationships of the Adviser and the Trust or affect the Adviser’s recommendations about Sub-Advisers; sales and marketing activity; and risk management. In addition, the sub-groups of the Board’s Investment Committee, composed of Independent Trustees, met individually and engaged in extensive discussions, along with management representatives and outside legal counsel, with Sub-Advisers during in-person presentations made at regularly scheduled Investment Committee meetings during the year.

Information provided and discussed specifically in connection with the annual renewal process included a report prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of mutual fund industry data, as well as additional substantial material prepared by management. Broadridge provided its report directly to the Independent Trustees and included in its report comparative fee and expense information for each Portfolio and comparative investment performance information for each Portfolio with at least one year of operating history as of March 31, 2019. The materials provided by Broadridge in connection with the July 2019 annual renewal process reflected certain enhancements to the presentation and format of the materials provided by Broadridge in connection with the July 2018 annual renewal process. The enhancements were based on a review of the materials by the Independent Trustees, in consultation with their independent legal counsel, intended to ensure that the Independent Trustees continue to receive comparative fee, expense, and investment performance information in a format that enhances their review of the Portfolios’ investment advisory arrangements. The additional material prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s average net assets; management fees and, where applicable, sub-advisory

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fees; expense ratios; expense limitation arrangements; investment performance (in addition to the performance information prepared by Broadridge); and profitability information, including information regarding the profitability of the Adviser’s operations on an overall Trust basis, as well as on a Portfolio-by-Portfolio basis. In addition, for each Portfolio, the Adviser and the relevant Sub-Adviser(s) provided separate materials describing the Portfolio’s investment performance over various time periods and the services provided and the fees charged with respect to the Portfolio, and discussing whether the Portfolio had performed as expected over time and other matters.

The annual renewal process extends over at least two regular meetings of the Board in June and July to ensure that the Adviser and the Sub-Advisers have time to respond to any questions the Independent Trustees may have on their initial review of the materials and that the Independent Trustees have time to consider those responses. The Independent Trustees also held a conference call in advance of the meeting at which the Board approved the renewal of the Agreements to review the information provided and communicated follow-up questions for management to address at the renewal meeting. The Independent Trustees also met in executive sessions during the meeting to discuss the Agreements and the information provided. When invited, management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions and negotiations regarding the Agreements. As noted below, as a result of these extensive discussions and negotiations, the Adviser (i) agreed to implement revisions to the management fee rate schedules for multiple Portfolios that are expected to lower these Portfolios’ management fees at current and/or higher asset levels and (ii) proposed new or lower contractual expense limitation arrangements for certain of the Portfolios. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreements and also received from legal counsel materials addressing, among other things, the legal standards applicable to their consideration of the proposed renewal of the Agreements. In addition, the Independent Trustees reviewed information and met during the year to discuss information relevant to their annual consideration of the Agreements.

The Board also noted that the Trust is an affiliated investment company of AXA Premier VIP Trust and 1290 Funds, which are also managed by the Adviser, and that all of the Board members also currently serve on the Boards of Trustees of AXA Premier VIP Trust and 1290 Funds. The Board also noted that certain of the Sub-Advisers currently serve as investment sub-advisers for one or more series of 1290 Funds (such Sub-Advisers together, the “1290 Funds Sub-Advisers”).1 The Trustees took into account information relating to the Adviser and the 1290 Funds Sub-Advisers provided to the Trustees, in their capacities as Trustees of 1290 Funds, at prior meetings of the Board of Trustees of 1290 Funds, and the Trustees noted their experience and familiarity with the Adviser, the 1290 Funds Sub-Advisers, and the series of AXA Premier VIP Trust and 1290 Funds gained from their service on the Boards of Trustees of AXA Premier VIP Trust, 1290 Funds, and the Trust.

Although the Board approved the renewal of the Agreements for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the renewal of the relevant Agreement(s) with respect to each Portfolio, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of the information provided, determined that the management fee and, where applicable, sub-advisory fee(s) were fair and reasonable and that the renewal of the Agreement(s) was in the best interests of the applicable Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors it deemed relevant to its decision to renew the Agreements.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Adviser’s and each relevant Sub-Adviser’s responsibilities with respect to each Portfolio and the Adviser’s and each relevant Sub-Adviser’s experience in serving as an investment adviser for the Portfolio(s) and for portfolios and accounts similar to the Portfolio(s) each advises, including, as applicable, series of AXA Premier VIP Trust and 1290 Funds.

With respect to the Adviser, the Board considered that the Adviser is responsible for, among other things, developing investment strategies for the Portfolios (and the portions thereof); researching, selecting and hiring

[1]	1290 Funds Sub-Advisers are AXA IM, AXA Rosenberg, DoubleLine, DoubleLine Equity, GAMCO, and Palisade.

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Sub-Advisers, conducting ongoing “due diligence” on and monitoring Sub-Advisers, and, when necessary or advisable, terminating or replacing Sub-Advisers; allocating and rebalancing Portfolio assets among Sub-Advisers; overseeing the selection of investments for the Portfolios (or the portions thereof) that the Sub-Advisers sub-advise; making investment decisions for the Portfolios (or the portions thereof) that it manages directly; managing the tactical volatility management strategy for certain of the Portfolios that employ such a strategy; monitoring and evaluating the performance of the Portfolios (or the portions thereof); monitoring the investment operations and composition of the Portfolios (or the portions thereof) and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law and the Trust’s compliance policies and procedures; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Portfolios among the Sub-Advisers and other applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Adviser and the Trust; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding the Adviser’s process for selecting and monitoring the Sub-Advisers and the other service providers to the Portfolios and its process for making investment decisions for the Portfolios (or the portions thereof) that it manages directly, as well as information regarding the qualifications and experience of, and resources available to, the personnel who perform those functions with respect to the Portfolios. The Board further considered that the Adviser also provides the Trust with personnel, including Trust officers, in connection with carrying out its responsibilities and is responsible for coordinating the development of new initiatives and evaluating the impact of proposed products and services on the Trust and its assets. The Board also considered that the Adviser assumes significant entrepreneurial risk in sponsoring new Portfolios and that the Adviser also bears and assumes significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks, with respect to all Portfolios. The Board considered that the Adviser’s responsibilities with respect to all Portfolios include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Portfolios. The Board also considered information regarding, and met regularly with the Trust’s Director of Risk to discuss, the Adviser’s ongoing risk management activities and reporting.

With respect to the Sub-Advisers, the Board considered that each Sub-Adviser, subject to the oversight of the Adviser, is responsible for making investment decisions for the Portfolio(s) (or the portion(s) thereof) that it sub-advises; placing with brokers or dealers orders for the purchase and sale of investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises; and performing certain related administrative functions. The Board also reviewed information regarding each Sub-Adviser’s process for selecting investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises, as well as information regarding the qualifications and experience of the Sub-Adviser’s portfolio managers who provide services to the Portfolio(s). The Board also considered information regarding each Sub-Adviser’s procedures for executing portfolio transactions for the Portfolio(s) (or the portion(s) thereof) that it sub-advises and procedures for selecting brokers and dealers and, where applicable, obtaining research from those brokers and dealers.

The Board also considered, among other factors, periodic reports provided to the Board regarding the services provided by the Adviser, the Sub-Advisers and, where applicable, their affiliates. In addition, the Board considered the allocation of Portfolio brokerage, including allocations to broker-dealers affiliated with the Adviser or a Sub-Adviser. The Board also considered the use of “soft” commission dollars to pay for research services, as applicable. In this regard, the Board also considered the Adviser’s and each Sub-Adviser’s trading experience and received information regarding how the Adviser and each Sub-Adviser seek to achieve “best execution” on behalf of a Portfolio (or portion thereof), including a report by an independent portfolio trading analytical firm. The Board also considered the Trust’s Chief Compliance Officer’s evaluation of the Adviser’s and each Sub-Adviser’s compliance programs, policies and procedures, including those relating to cybersecurity, and any compliance matters involving the Adviser and any applicable Sub-Adviser that had been brought to the Board’s attention during the year. In addition, the Board considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser and the Sub-Advisers and reviewed information regarding the Adviser’s and each Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Portfolios. The Board also considered information as to the overall amount of assets sub-advised by each Sub-Adviser and noted the largest Sub-Adviser relationships. In addition to periodic reports throughout the year, the Independent Trustees received information about business relationships that the Adviser and/or its affiliates, including AXA Equitable Life Insurance Company, have with Sub-Advisers and/or their affiliates in addition to the relationships involving the Portfolios. In this regard, the Board also received materials regarding

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the practices, policies and procedures adopted by the Adviser and the Trust to identify and mitigate actual and potential conflicts of interest, including conflicts that may arise in connection with those additional business relationships.

The Board also considered the benefits to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large fund complex offering a wide range of portfolios, sub-advisers and investment styles. The Board likewise considered that investors have chosen to invest in FMG LLC-sponsored mutual funds. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Adviser and its affiliates provide to the Portfolios and their shareholders. The Board also noted that, throughout the past year, the Adviser and its affiliates had continued or undertaken initiatives intended to enhance various aspects of the Trust’s and the Board’s operations and investors’ experience with the FMG LLC-sponsored mutual funds. The Board noted that two new Independent Trustees, who had been serving as consultants to the Board and attending Board meetings since September 1, 2018, were elected to the Board effective January 1, 2019. The Board also noted strategic and other actions and initiatives that the Adviser had identified, including actions and initiatives that are part of a broader effort to coordinate and enhance the collective efficiency of the governance and oversight of the fund complex and provide for potential cost savings to shareholders that may result from such efficiencies. In this regard, the Board also noted that the Adviser continually reviews the overall line-up of investment options and conducts in-depth analysis of its entire fund complex to provide recommendations to the Board to streamline and strengthen the fund complex’s line-up.

The Board also considered strategic and other actions taken by the Adviser in response to recent events within the mutual fund industry, including actions taken in response to regulatory initiatives, as well as other significant judicial and other developments affecting the mutual fund industry. The Board also considered strategic and other actions taken by the Adviser and the Sub-Advisers in response to recent market conditions and considered the overall performance of the Adviser and the Sub-Advisers in this context. In this regard, among other things, the Board also requested and received throughout the past year information from the Adviser and various service providers on various topics impacting all mutual funds, including pricing and valuation of portfolio securities; liquidity risk management; cybersecurity; new reporting and disclosure requirements for mutual funds; trustee independence; and evolving technologies in the mutual fund industry. The Board noted that certain of these topics may present significant ongoing challenges for mutual funds and result in an increase in the responsibilities and costs of mutual fund service providers, including the Adviser.

The Board also considered that, since the July 2018 annual renewal process, the Adviser and its affiliates had continued to update the Board on matters relating to the ongoing sale by AXA S.A. (“AXA”), the Adviser’s ultimate parent company, of its remaining ownership interest in its U.S. subsidiary, AXA Equitable Holdings, Inc. (“AEH”) — and, indirectly, the Adviser — through a series of sales of AEH’s common stock (the “Sell-Down Plan”). In this regard, the Board also noted that it had received from the Adviser and its affiliates representations that their separation from AXA as contemplated by the Sell-Down Plan would not lead to a reduction in the quality or scope of portfolio management, administrative, regulatory compliance and other services provided by those firms to the Portfolios.

For purposes of evaluating the nature, quality and extent of the overall services provided to each Portfolio, the Board also took into account discussions with the Adviser and the relevant Sub-Adviser(s) about Portfolio investment performance that occur at Board and Investment Committee meetings throughout the year. In this regard, the Board noted that, as part of regularly scheduled Portfolio reviews and other detailed reports to the Board on Portfolio performance, the Board periodically considered information regarding each Portfolio’s performance over various time periods on both an absolute basis and relative to an appropriate broad-based securities market index (“benchmark”), a custom blended index developed by the Adviser that comprises broad-based indexes (“blended benchmark”), and/or a custom volatility managed index (“VMI”) developed by the Adviser and approved by the Board (which, in the case of certain Portfolios, may be a blended index comprising both broad-based and volatility-managed indexes), and a peer group of other mutual funds deemed by Broadridge to be comparable to the Portfolio (“peer group”). The performance information generally included, among other information, annual total returns, average annual total returns, cumulative returns and/or rolling period total returns. The Board also considered certain information, reflected in Appendix A, provided to the Board regarding each Portfolio’s performance relative to a benchmark, a blended benchmark, and/or a VMI and a peer group for the one-, three-, five- and ten-year periods, as applicable, and since inception periods ended March 31, 2019. The Board noted that this information supplemented other performance information provided to the Board throughout the year and in connection with the annual renewal process. For each Portfolio with at least one year of operating

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history as of March 31, 2019, the Board also considered information, provided directly to the Board by Broadridge, regarding a Portfolio’s performance over various time periods relative to a benchmark, a blended benchmark, and/or a VMI and peer groups.

The Board received a description of, and factored into its evaluation of each Portfolio’s performance the limitations inherent in, Broadridge’s methodology for developing and constructing peer groups and determining, from year to year, which mutual funds should be included in which peer groups, among other things. In this regard, the Board also noted that Broadridge’s methodology may result in a Portfolio’s being included in one peer group one year and in a different peer group the next, and in similar Portfolios being included in different peer groups. The Board also noted that the number of mutual funds included in a peer group may be relatively small and may differ significantly from peer group to peer group and from year to year and that the constituent mutual funds included in a peer group also may differ from year to year, which, among other factors, can limit the relevance of the comparisons. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Broadridge provided a useful measure of comparative performance.

In evaluating the Portfolios’ performance, the Board generally considered long-term performance to be more important than short-term performance and also took into account factors including general market conditions (including the amount of volatility in the market over the past year); the “style” in which the Portfolios are managed, as applicable, and whether that style is in or out of favor in the market; the relative sizes of the Portfolios; issuer-specific information; and fund cash flows. In this regard, the Board also noted how changes in time periods for performance calculations (for example, whether a one-year period is from December to December or March to March) can significantly impact a Portfolio’s returns and peer ranking on a relative basis. The Board also considered that variations in performance among a Portfolio’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

Allocation Portfolios

With respect to the performance of the 1290 VT DoubleLine Dynamic Allocation, EQ/AB Dynamic Aggressive Growth, EQ/AB Dynamic Growth, EQ/AB Dynamic Moderate Growth, EQ/Goldman Sachs Moderate Growth Allocation, EQ/Invesco Moderate Allocation, EQ/JPMorgan Growth Allocation and EQ/Legg Mason Moderate Allocation Portfolios, the Board considered that each Portfolio allocates its assets between equity and fixed income investments and is advised by a single Sub-Adviser.

With respect to the performance of the All Asset Growth-Alt 20 and EQ/Franklin Templeton Allocation Managed Volatility Portfolios and the Strategic Allocation Portfolios, the Board considered that each Portfolio operates as a fund-of-funds and invests in securities of other mutual funds and/or exchange traded securities of other investment companies or investment vehicles (“ETFs”) (referred to collectively as “underlying portfolios”) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests. The Board also considered that the All Asset Growth-Alt 20 Portfolio and each of the Strategic Allocation Portfolios allocates its assets between equity and fixed income investments (and, in the case of the All Asset Growth-Alt 20 Portfolio, alternative investments) through its investments in underlying portfolios. The Board also considered that the EQ/Franklin Templeton Allocation Managed Volatility Portfolio allocates its assets among three underlying portfolios on approximately an equal basis.

The Board further considered that the three underlying portfolios among which the EQ/Franklin Templeton Allocation Managed Volatility Portfolio allocates its assets all employ a tactical volatility management strategy that is intended to reduce the volatility associated with investing in equity securities in an effort to produce more favorable risk-adjusted returns over extended market cycles. The Board also considered that certain of the underlying portfolios in which each of the Strategic Allocation Portfolios invests may employ a tactical volatility management strategy. The Board also noted that, for the EQ/Franklin Templeton Allocation Managed Volatility Portfolio, the Adviser uses a custom VMI as, among other things, an additional analytical tool in evaluating the Portfolio’s performance, and considered the Adviser’s explanation that a comparison of the Portfolio’s performance solely to that of a non-volatility managed benchmark may not take into account the impact of an integral part of the investment strategies of the Portfolio’s three underlying portfolios, particularly during periods of high volatility. Based on the Adviser’s explanation of the comparability of the custom VMI to the tactical volatility management strategies that the EQ/Franklin Templeton Allocation Managed Volatility Portfolio’s underlying portfolios employ, the Board noted that the Adviser generally considers the Portfolio’s performance relative to its custom VMI to be more indicative than its performance relative to its benchmark. The Board also noted that the funds in each Portfolio’s peer group may or may not employ a tactical volatility management strategy like that employed by underlying portfolios in which the Portfolio invests.

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The Board further considered that, in connection with its investment strategy, each of the EQ/AB Dynamic Aggressive Growth, EQ/AB Dynamic Growth, EQ/AB Dynamic Moderate Growth, EQ/Goldman Sachs Moderate Growth Allocation, EQ/Invesco Moderate Allocation, EQ/JPMorgan Growth Allocation and EQ/Legg Mason Moderate Allocation Portfolios may employ various volatility management techniques. The Board also noted that the funds in each Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes a volatility management component.

In evaluating the performance of the 1290 VT DoubleLine Dynamic Allocation Portfolio, the Board also noted that the Portfolio had retained a Sub-Adviser, implemented a new investment strategy, and changed its investment objective and benchmarks in connection with a repositioning of the Portfolio in April 2017 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/Franklin Templeton Allocation Managed Volatility Portfolio, the Board also noted that, in October 2018, the Portfolio had changed one of the three underlying portfolios among which it allocates its assets.

In evaluating the performance of the EQ/Goldman Sachs Moderate Growth Allocation Portfolio, the Board also noted that the Portfolio had changed its benchmark in December 2017 and, therefore, the Board focused on the Portfolio’s performance since that time.

The Board also noted that each of the EQ/AB Dynamic Aggressive Growth and EQ/JPMorgan Growth Allocation Portfolios had only a short operating history on which to evaluate performance.

The Board also factored into its evaluation of a Portfolio’s performance the limitations inherent in comparing the performance of asset allocation funds, such as the Portfolios, which may invest in equity and fixed income (and, as applicable, alternative) investments, to the performance of a peer group that includes funds that may allocate their assets between equity and fixed income investments in different percentages over time than the Portfolio and among other asset classes.

The Board and the Adviser discussed the performance of each Portfolio, including whether the Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark and/or blended benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered, with respect to each sub-advised Portfolio, steps that the Adviser and the Sub-Adviser had taken to address a Portfolio’s performance, including any changes to the Sub-Adviser or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. Where applicable, the Board also considered, with respect to each fund-of-funds Portfolio, steps that the Adviser had taken to address a Portfolio’s performance, including any changes to the investment strategies of a Portfolio or to the underlying portfolios in which a Portfolio invests, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement(s) and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser and, where applicable, the relevant Sub-Adviser regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and, where applicable, the relevant Sub-Adviser’s continued management of the Portfolio.

“Passive” with Managed Volatility Portfolios

With respect to the performance of the ATM International Managed Volatility, ATM Large Cap Managed Volatility, ATM Mid Cap Managed Volatility, ATM Small Cap Managed Volatility, EQ/400 Managed Volatility, EQ/500 Managed Volatility, EQ/2000 Managed Volatility and EQ/International Managed Volatility Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio is normally divided into two portions, one of which uses a “passive” or indexing strategy intended to track the performance (before fees and expenses) of the Portfolio’s benchmark, and the other of which seeks to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Board further considered that each Portfolio’s tactical volatility management strategy is intended to reduce the volatility associated with investing in equity securities in an effort to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that,

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for each Portfolio, the Adviser uses a custom VMI as, among other things, an additional analytical tool in evaluating the Portfolio’s performance, and considered the Adviser’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark may not take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Adviser’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management strategy, the Board noted that the Adviser generally considers a Portfolio’s performance relative to its custom VMI to be more indicative than its performance relative to its benchmark. The Board also noted that the funds in each Portfolio’s peer group may or may not employ a tactical volatility management strategy like that employed by the Portfolios. The Board also noted that each Portfolio has the ability to invest in ETFs.

The Board and the Adviser discussed the performance of each Portfolio, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Advisers had taken to address a Portfolio’s performance, including any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser and the relevant Sub-Advisers regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and each Sub-Adviser’s continued management of the Portfolio.

“Passive” without Managed Volatility Portfolios

With respect to the performance of the 1290 VT Natural Resources and 1290 VT Real Estate Portfolios, the Board considered that each Portfolio seeks to track the performance (before fees and expenses) of its benchmark. With respect to the performance of the 1290 VT Socially Responsible Portfolio, the Board considered that the Portfolio seeks to track the investment results of a benchmark consisting of a universe of securities that have positive environmental, social and governance (“ESG”) characteristics. With respect to the performance of the EQ/Common Stock Index, EQ/Core Bond Index, EQ/Equity 500 Index, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Large Cap Growth Index, EQ/Large Cap Value Index, EQ/Mid Cap Index and EQ/Small Company Index Portfolios, the Board considered that each Portfolio seeks to achieve a total return (before fees and expenses) that approximates the total return performance of its benchmark. The Board noted that each Portfolio uses a “passive” or indexing strategy. The Board also noted that each Portfolio’s performance was expected to vary from (and generally was expected to be lower than) that of its benchmark due to fees, management of cash flows, transaction costs, valuation and other factors, which affect the Portfolio but not the benchmark. The Board also took into account that peer groups in which certain Portfolios were placed for comparison purposes include only funds with passive management strategies, whereas peer groups in which other Portfolios were placed for comparison purposes include funds with active management strategies.

In evaluating the performance of each Portfolio that had converted from an active management strategy to a passive management strategy, the Board focused on the Portfolio’s performance results since the date of the conversion and considered that the passive management strategy had been implemented, in part, to enhance the performance of the Portfolio.

In evaluating the performance of the 1290 VT Socially Responsible Portfolio, the Board also took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors. The Board also noted that the Portfolio had replaced its Sub-Adviser, modified its investment strategy, and changed its benchmark in December 2016 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/Large Cap Value Index and EQ/Mid Cap Index Portfolios, the Board also noted that each Portfolio had replaced its Sub-Adviser in November 2018.

The Board and the Adviser discussed the performance of each Portfolio, including whether each Portfolio had performed as expected over time, and the extent to which each Portfolio had achieved its objective, as described above. In this connection, the Board also considered information on the correlation and tracking error between each Portfolio and its respective benchmark over various time periods, as well as the Adviser’s and the relevant Sub-Adviser’s views and explanations of this information.

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Based on its review and the explanations provided by the Adviser and the relevant Sub-Adviser regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and the Sub-Adviser’s continued management of the Portfolio.

“Pactive” with Managed Volatility Portfolios

With respect to the performance of the EQ/ClearBridge Select Equity Managed Volatility, EQ/Franklin Balanced Managed Volatility, EQ/Franklin Small Cap Value Managed Volatility, EQ/Global Equity Managed Volatility, EQ/International Core Managed Volatility, EQ/International Value Managed Volatility, EQ/Large Cap Core Managed Volatility, EQ/Large Cap Growth Managed Volatility, EQ/Large Cap Value Managed Volatility, EQ/Mid Cap Value Managed Volatility and EQ/Templeton Global Equity Managed Volatility Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple Sub-Advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. The Board noted that each Portfolio uses a combination of active and passive (or “pactive”) investment strategies. The Board also noted that each of the EQ/International Core Managed Volatility, EQ/International Value Managed Volatility, EQ/Large Cap Core Managed Volatility, EQ/Large Cap Growth Managed Volatility, EQ/Large Cap Value Managed Volatility and EQ/Mid Cap Value Managed Volatility Portfolios also has the ability to invest in ETFs.

The Board also considered that, in connection with the pactive investment strategy, each Portfolio may employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Board further considered that each Portfolio’s volatility management strategy is intended to reduce the volatility associated with investing in equity securities in an effort to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that, for each Portfolio, the Adviser uses a custom VMI as, among other things, an additional analytical tool in evaluating the Portfolio’s performance, and considered the Adviser’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark may not take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Adviser’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management component, the Board noted that the Adviser generally considers a Portfolio’s performance relative to its custom VMI to be more indicative than its performance relative to its benchmark. The Board also noted that the funds in each Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and (in the case of certain Portfolios) ETF components, as well as a tactical volatility management component.

In evaluating the performance of the EQ/ClearBridge Select Equity Managed Volatility Portfolio, the Board also noted that the Portfolio had replaced a Sub-Adviser and modified its active investment strategies in October 2018.

With respect to the EQ/Global Equity Managed Volatility Portfolio, the Board also noted that, in May 2019, OppenheimerFunds, Inc. (“Oppenheimer”), then a Sub-Adviser to the Portfolio, was acquired by the indirect parent company of Invesco, which replaced Oppenheimer as a Sub-Adviser to the Portfolio.

In evaluating the performance of the EQ/International Value Managed Volatility Portfolio, the Board also noted that the Portfolio had replaced a Sub-Adviser and modified its investment strategy in December 2018.

In addition, the Board considered the performance of the allocated portions of each Portfolio managed by different Sub-Advisers and whether the performance of the portions allocated to each of the Sub-Advisers met the Board’s expectations as to the compatibility of the Sub-Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance.

The Board and the Adviser discussed the performance of each Portfolio and each allocated portion thereof, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its peer group and/or benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any changes or additions to the Sub-Advisers or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

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Based on its review and the explanations provided by the Adviser and the relevant Sub-Advisers regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and each Sub-Adviser’s continued management of the Portfolio.

“Pactive” without Managed Volatility Portfolios

With respect to the performance of the 1290 VT Convertible Securities and 1290 VT High Yield Bond Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated between two portions, one of which is actively managed and the other of which is invested in ETFs that are passively managed. With respect to the performance of the 1290 VT Micro Cap, 1290 VT Small Cap Value, EQ/Emerging Markets Equity PLUS, EQ/Global Bond PLUS, EQ/Morgan Stanley Small Cap Growth and EQ/Quality Bond PLUS Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple Sub-Advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy, whereby one portion is actively managed and the other portion seeks to track the performance of a particular index. With respect to the performance of the EQ/AB Small Cap Growth Portfolio, the Board considered that the Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated between two portions, one of which is actively managed and the other of which seeks to track the performance of a particular index. With respect to the performance of the Multimanager Aggressive Equity, Multimanager Core Bond, Multimanager Mid Cap Growth, Multimanager Mid Cap Value and Multimanager Technology Portfolios (the “Multimanager Portfolios”), the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple Sub-Advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy, whereby one portion of a Portfolio seeks to track the performance of a particular index, one portion of the Multimanager Technology Portfolio has the ability to invest in ETFs, and one or more other portions of a Portfolio are actively managed. The Board noted that each Portfolio uses a combination of active and passive (or “pactive”) investment strategies. The Board also noted that each of the EQ/Emerging Markets Equity PLUS, EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios also has the ability to invest in ETFs. The Board also noted that the funds in each Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and (in the case of certain Portfolios) ETF components.

The Board also noted that prior to June 2014 each Multimanager Portfolio was organized as a series of AXA Premier VIP Trust and that, therefore, the performance information that had been provided to the Board, including the performance information for the five- and ten-year periods and since inception periods ended March 31, 2019, for each Portfolio included the performance of its predecessor series. The Board also noted that each Multimanager Portfolio’s investment objective, strategies and, except as discussed below, policies are substantially identical to those of its predecessor series.

The Board noted that the Adviser, in its management of each of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios’ predecessor series, had employed various volatility management techniques, including the use of futures and options to manage equity exposure, but that in April 2014 the Adviser had discontinued the use of these techniques in its management of the predecessor series, and the Adviser was not employing these techniques in its management of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios. Therefore, the Board focused on each Portfolio’s performance since that time.

In evaluating the performance of the Multimanager Core Bond Portfolio, the Board also noted that the Portfolio had changed its benchmark in December 2017 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the Multimanager Mid Cap Growth Portfolio, the Board also took into account that the Adviser was considering potential recommendations to the Board with respect to the Portfolio.

In evaluating the performance of the Multimanager Mid Cap Value Portfolio, the Board also noted that the Portfolio had replaced a Sub-Adviser in April 2019. The Board also took into account that the Adviser was considering potential recommendations to the Board with respect to the Portfolio.

In evaluating the performance of the Multimanager Technology Portfolio, the Board also noted that the Portfolio had replaced a Sub-Adviser in November 2018.

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In addition, the Board considered the performance of the allocated portions of each Portfolio managed by different Sub-Advisers and whether the performance of the portions allocated to each of the Sub-Advisers met the Board’s expectations as to the compatibility of the Sub-Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance.

The Board and the Adviser discussed the performance of each Portfolio and each allocated portion thereof, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its peer group and/or benchmark, as applicable, and efforts to improve the Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any changes or additions to the Sub-Advisers or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser and the relevant Sub-Advisers regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and each Sub-Adviser’s continued management of the Portfolio.

Active Portfolios

With respect to the performance of the 1290 VT DoubleLine Opportunistic Bond, 1290 VT Equity Income, 1290 VT GAMCO Mergers & Acquisitions, 1290 VT GAMCO Small Company Value, 1290 VT SmartBeta Equity, EQ/AB Short Duration Government Bond, EQ/American Century Mid Cap Value, EQ/BlackRock Basic Value Equity, EQ/Capital Guardian Research, EQ/ClearBridge Large Cap Growth, EQ/Fidelity Institutional AM® Large Cap, EQ/Franklin Rising Dividends, EQ/Franklin Strategic Income, EQ/Goldman Sachs Mid Cap Value, EQ/Invesco Comstock, EQ/Invesco Global Real Estate, EQ/Invesco International Growth, EQ/Ivy Energy, EQ/Ivy Mid Cap Growth, EQ/Ivy Science and Technology, EQ/Janus Enterprise, EQ/JPMorgan Value Opportunities, EQ/Lazard Emerging Markets Equity, EQ/Loomis Sayles Growth, EQ/MFS International Growth, EQ/MFS International Value, EQ/MFS Technology, EQ/MFS Utilities Series, EQ/Money Market, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return, EQ/PIMCO Real Return, EQ/PIMCO Total Return, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock, EQ/T. Rowe Price Health Sciences and EQ/UBS Growth and Income Portfolios, the Board considered that each Portfolio is actively managed and advised by a single Sub-Adviser.

With respect to the performance of the 1290 VT Energy, 1290 VT Low Volatility Global Equity and 1290 VT Multi-Alternative Strategies Portfolios, the Board considered that each Portfolio operates as a fund-of-funds and invests in securities of other mutual funds and/or ETFs (referred to collectively as “underlying portfolios”) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests.

In evaluating the performance of the 1290 VT Equity Income Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser and modified its investment strategy in January 2018 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the 1290 VT GAMCO Mergers & Acquisitions Portfolio, the Board also took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the peer group in which the Portfolio was placed for comparison purposes includes a wider range of fund types.

In evaluating the performance of the 1290 VT SmartBeta Equity Portfolio, the Board also noted that, prior to January 2018, the Portfolio did not integrate ESG filters into its portfolio construction process.

In evaluating the performance of the EQ/ClearBridge Large Cap Growth Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser, modified its investment strategy, and changed its benchmark in December 2016 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/Janus Enterprise Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser and modified its investment strategy in December 2016 and, therefore, the Board focused on the Portfolio’s performance since that time.

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In evaluating the performance of the EQ/Loomis Sayles Growth Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser, modified its investment strategy, and changed its benchmark in September 2014 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/Money Market Portfolio, the Board also noted that the Portfolio had converted to a government money market fund and modified its investment strategy accordingly in April 2016 and, therefore, the Board focused on the Portfolio’s performance since that time. The Board also considered the low interest rate environment.

With respect to the EQ/Oppenheimer Global Portfolio, the Board also noted that, in May 2019, Oppenheimer, then a Sub-Adviser to the Portfolio, was acquired by the indirect parent company of Invesco, which replaced Oppenheimer as a Sub-Adviser to the Portfolio.

In evaluating the performance of the EQ/UBS Growth and Income Portfolio, the Board also took into account that the Adviser was considering potential recommendations to the Board with respect to the Portfolio.

The Board also noted that the 1290 VT Multi-Alternative Strategies Portfolio had only a short operating history on which to evaluate performance.

The Board also noted that each of the EQ/American Century Mid Cap Value, EQ/Fidelity Institutional AM® Large Cap, EQ/Franklin Rising Dividends, EQ/Franklin Strategic Income, EQ/Goldman Sachs Mid Cap Value, EQ/Invesco Global Real Estate, EQ/Invesco International Growth, EQ/Ivy Energy, EQ/Ivy Mid Cap Growth, EQ/Ivy Science and Technology, EQ/Lazard Emerging Markets Equity, EQ/MFS International Value, EQ/MFS Technology, EQ/MFS Utilities Series, EQ/PIMCO Real Return, EQ/PIMCO Total Return and EQ/T. Rowe Price Health Sciences Portfolios (the “New Portfolios”) had only a short operating history on which to evaluate performance. The Board also determined that, although each New Portfolio was created as a “clone” of an existing, unaffiliated variable insurance trust fund (or “VIT”), it was not appropriate for the Board to consider the prior performance record of a New Portfolio’s corresponding VIT because certain differences between the New Portfolios and their corresponding VITs render such comparisons inapt, including that (i) each New Portfolio’s asset size differs from its corresponding VIT’s asset size; (ii) each New Portfolio and its corresponding VIT have different cash flow patterns; (iii) each New Portfolio has a different investment adviser (that is, the Adviser) than its corresponding VIT; and (iv) each New Portfolio and its corresponding VIT have received a different set of services. In this regard, the Board viewed the performance of each New Portfolio in the same manner as it would view the performance of any other Portfolio with a short operating history.

The Board and the Adviser discussed the performance of each Portfolio, including whether the Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark, as applicable, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered, with respect to each sub-advised Portfolio, steps that the Adviser and the Sub-Adviser had taken to address a Portfolio’s performance, including any changes to the Sub-Adviser or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. Where applicable, the Board also considered, with respect to each fund-of-funds Portfolio, steps that the Adviser had taken to address a Portfolio’s performance, including any changes to the investment strategies of a Portfolio or to the underlying portfolios in which a Portfolio invests, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement(s) and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser and, where applicable, the relevant Sub-Adviser regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and, where applicable, the relevant Sub-Adviser’s continued management of the Portfolio.

All Portfolios

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services provided by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates were appropriate for the Portfolio in light of its investment objective(s) and, thus, supported a decision to approve the renewal of the Agreement(s).

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Expenses

The Board considered each Portfolio’s management fee and, where applicable, sub-advisory fee(s) in light of the nature, quality and extent of the overall services provided by the Adviser and, where applicable, the relevant Sub-Adviser(s). The Board also reviewed comparative fee and expense information for each Portfolio provided directly to the Board by Broadridge. For the New Portfolios, the comparative fee and expense information was based upon fees and expenses provided to Broadridge by the Adviser. The information provided by Broadridge included an analysis of how each Portfolio’s contractual management fee, actual management fee, other expense components, and total expense ratio compared with those of peer groups of other mutual funds selected by Broadridge as constituting an appropriate expense comparison for the Portfolio (a Portfolio’s “Broadridge category”). For each Portfolio, Broadridge provided information on the Portfolio’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within a Broadridge category assuming the other funds were similar in size to the Portfolio, as well as information on the Portfolio’s actual management fee and total expense ratio in comparison with those of other funds within a Broadridge category. The management fee analysis includes within such fee any separate administrative fee paid by a fund, including the administrative fee a Portfolio paid to the Adviser in its capacity as administrator for the Portfolio. The contractual management fee analysis does not take into account any fee reimbursements or waivers, whereas the actual management fee analysis does take into account any management (including any administrative) fee reimbursements or waivers that benefit a fund. The total expense ratio represents a fund’s total net operating expenses and takes into account any expense reimbursements or fee waivers that benefit a fund. Broadridge provided, and the Board considered, total expense ratio comparisons including and excluding any 12b-1 or non 12b-1 service fees and, as applicable, including fees and expenses of any underlying funds in which a fund invests.

Except for the New Portfolios, the Broadridge expense data was based upon historical information taken from each Portfolio’s audited annual report for the fiscal year ended December 31, 2018. For the New Portfolios, which commenced operations shortly before the fiscal year end, the Broadridge expense data was based upon fees and expenses provided to Broadridge by the Adviser. Broadridge provided expense data for Class IB shares of each Portfolio other than the ATM International Managed Volatility, ATM Large Cap Managed Volatility, ATM Mid Cap Managed Volatility and ATM Small Cap Managed Volatility Portfolios (the “ATM Portfolios”). The Board reviewed the expense data for Class IB shares as a proxy for all of a Portfolio’s operational share classes. In this regard, the Board noted that the expenses for a Portfolio’s Class IB shares are generally equal to the expenses for a Portfolio’s Class IA shares (as applicable) and higher than the expenses for a Portfolio’s Class K shares (as applicable) and that the expense comparisons may differ for different classes. For the ATM Portfolios, Broadridge provided expense data for Class K shares, the Portfolios’ only operational share class. Portfolio-specific contractual management fee and total expense ratio comparisons are provided below. The total expense ratio comparisons exclude any 12b-1 or non 12b-1 service fees. For the funds-of-funds Portfolios and certain other Portfolios as noted below, the total expense ratio comparisons include fees and expenses of any underlying funds in which a fund invests.

The Board received a description of, and factored into its evaluation of each Portfolio’s fees and expenses the limitations inherent in, Broadridge’s methodology for developing and constructing Broadridge categories and for determining, from year to year, which mutual funds should be included in which Broadridge categories, among other things. In this regard, the Board also noted that Broadridge’s methodology may result in a Portfolio’s being included in one peer group one year and in a different peer group the next, and in similar Portfolios being included in different peer groups. The Board recognized these inherent limitations and, taking into account commentary and supporting data presented by management, also recognized that comparisons between a Portfolio and other mutual funds in a Broadridge category may not be as relevant in certain circumstances, given that in some cases a Portfolio may exhibit notable differences (for example, in its objective(s), management techniques, relative size, and operating structure) when compared to other mutual funds in a Broadridge category. The Board also noted that the number of mutual funds included in a Broadridge category may be relatively small and may differ significantly from category to category and from year to year and that the constituent mutual funds included in a Broadridge category (as well as their respective management/administrative fees and total expense ratios) also may differ from year to year, which can limit the relevance of the comparisons. The Board also noted that there is no standard definition of advisory and administrative services, meaning that different mutual funds may receive different services, rendering fee and expense comparisons more difficult. Nonetheless, the Board believed that the independent analysis conducted by Broadridge assisted the Board in evaluating the reasonableness of each Portfolio’s management fee and total expense ratio. The Board also considered that the

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full effects of certain fee and expense changes that the Adviser had agreed to implement during 2018 were not reflected in the Broadridge expense data, but that all current fees and expenses of each Portfolio are explicitly disclosed in Portfolio offering documents.

In addition, with respect to each sub-advised Portfolio, the Board further considered the relative levels of the sub-advisory fee(s) paid to the relevant Sub-Adviser(s) and the management fee retained by the Adviser in light of, among other factors, the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by the relevant Sub-Adviser(s), and the information prepared by management regarding the level of profits realized by the Adviser in connection with its operation of the Portfolio. The Board also considered the sub-advisory fee paid to each Sub-Adviser in light of fees charged by the Sub-Adviser to similar portfolios advised or sub-advised by the Sub-Adviser.

Allocation Portfolios

The Board considered that the contractual management fee for each of the All Asset Growth Alt-20 and EQ/Franklin Templeton Allocation Managed Volatility Portfolios was at or below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of the All Asset Growth Alt-20 Portfolio was below the median for the Portfolio’s Broadridge category, and the total expense ratio for the Class IB shares of the EQ/Franklin Templeton Allocation Managed Volatility Portfolio was above the median for the Portfolio’s Broadridge category. For each Portfolio, the total expense ratio included the fees and expenses of the underlying portfolios in which the Portfolio invests.

The Board considered that the contractual management fee for each of the Strategic Allocation Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the EQ/Aggressive Growth Strategy and EQ/Conservative Strategy Portfolios was at or below the median for the Portfolio’s respective Broadridge category; the total expense ratio for the Class IB shares of each of the EQ/Balanced Strategy, EQ/Growth Strategy, EQ/Moderate Growth Strategy and EQ/Ultra Conservative Strategy Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category; and the total expense ratio for the Class IB shares of the EQ/Conservative Growth Strategy Portfolio was above the median for the Portfolio’s Broadridge category. For each Portfolio, the total expense ratio included the fees and expenses of the underlying portfolios in which the Portfolio invests.

The Board considered that the contractual management fee for each of the 1290 VT DoubleLine Dynamic Allocation, EQ/AB Dynamic Aggressive Growth, EQ/AB Dynamic Growth, EQ/AB Dynamic Moderate Growth, EQ/Goldman Sachs Moderate Growth Allocation, EQ/Invesco Moderate Allocation, EQ/JPMorgan Growth Allocation and EQ/Legg Mason Moderate Allocation Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was above the median for the Portfolio’s respective Broadridge category. For each Portfolio, the total expense ratio included the fees and expenses of underlying portfolios in which the Portfolio may invest.

With respect to the All Asset Growth-Alt 20 and EQ/Franklin Templeton Allocation Managed Volatility Portfolios and the Strategic Allocation Portfolios, the Board also considered each Portfolio’s management fee rate relative to the management fee rates of other portfolios managed by the Adviser that, like the Portfolios, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between a Portfolio and other funds-of-funds managed by the Adviser.

With respect to the EQ/AB Dynamic Aggressive Growth, EQ/AB Dynamic Growth, EQ/AB Dynamic Moderate Growth, EQ/Goldman Sachs Moderate Growth Allocation, AXA/Invesco Moderate Allocation, EQ/JPMorgan Growth Allocation Portfolio and EQ/Legg Mason Moderate Allocation Portfolios, the Board also noted that the funds in each Portfolio’s Broadridge category may or may not employ an investment strategy similar to the Portfolio’s that includes a volatility management component.

The Board further considered that the management fee rate schedule for each Portfolio other than the All Asset Growth Alt-20 and EQ/Franklin Templeton Allocation Managed Volatility Portfolios includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered (a) that the administrative fee rate schedule applicable to all of the Portfolios other than the 1290 VT DoubleLine Dynamic Allocation Portfolio aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust and in the portfolios of AXA Premier VIP Trust, and that the administrative fee rate schedule applicable

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to the 1290 VT DoubleLine Dynamic Allocation Portfolio aggregates the assets managed by the Adviser in this Portfolio and several other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) that the administrative fee rate schedules applicable to all of the Portfolios include breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that each Portfolio’s expense limitation arrangement includes the fees and expenses of underlying portfolios in which the Portfolio invests and, thus, such fees and expenses would not cause the Portfolio’s annual operating expenses to exceed its expense limitation. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each of the 1290 VT DoubleLine Dynamic Allocation, EQ/AB Dynamic Aggressive Growth, EQ/Conservative Strategy, EQ/Franklin Templeton Allocation Managed Volatility, EQ/Goldman Sachs Moderate Growth Allocation, EQ/Invesco Moderate Allocation, EQ/JPMorgan Growth Allocation, EQ/Legg Mason Moderate Allocation and EQ/Ultra Conservative Strategy Portfolios was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2019 (a) to lower the asset levels required to reach certain breakpoints in, and to add a new breakpoint to, the management fee rate schedule applicable to each Strategic Allocation Portfolio, and (b) to lower the asset levels required to reach the breakpoints in the management fee rate schedules applicable to the 1290 VT DoubleLine Dynamic Allocation, EQ/AB Dynamic Aggressive Growth, EQ/AB Dynamic Growth, EQ/AB Dynamic Moderate Growth, EQ/Goldman Sachs Moderate Growth Allocation, EQ/Invesco Moderate Allocation, EQ/JPMorgan Growth Allocation and EQ/Legg Mason Moderate Allocation Portfolios. The Board noted that these actions are expected to lower the Portfolios’ management fees at current and/or higher asset levels.

The Board also considered that, as funds-of-funds that indirectly bear the expenses charged by the underlying portfolios in which they invest, the All Asset Growth-Alt 20 and EQ/Franklin Templeton Allocation Managed Volatility Portfolios and the Strategic Allocation Portfolios would benefit from any breakpoints in the management and administrative fee rate schedules for the underlying portfolios, in particular the underlying portfolios managed by the Adviser.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s management fee and, where applicable, the Sub-Adviser’s sub-advisory fee are fair and reasonable.

Passive with Managed Volatility Portfolios

The Board considered that the contractual management fee for each of the ATM International Managed Volatility, ATM Large Cap Managed Volatility, ATM Mid Cap Managed Volatility, ATM Small Cap Managed Volatility, EQ/400 Managed Volatility, EQ/500 Managed Volatility, EQ/2000 Managed Volatility and EQ/International Managed Volatility Portfolios was above (but, in the case of the EQ/500 Managed Volatility Portfolio, within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class K or Class IB shares (as applicable) of each of the ATM Large Cap Managed Volatility, ATM Mid Cap Managed Volatility, ATM Small Cap Managed Volatility, EQ/400 Managed Volatility, EQ/500 Managed Volatility and EQ/2000 Managed Volatility Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class K or Class IB shares (as applicable) of each of the ATM International Managed Volatility and EQ/International Managed Volatility Portfolios was above the median for the Portfolio’s respective Broadridge category.

The Board also noted that the funds in each Portfolio’s Broadridge category may or may not employ a tactical volatility management strategy like that employed by the Portfolios.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio (a) aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust and in the portfolios of AXA Premier VIP Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or

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administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for the ATM Mid Cap Managed Volatility Portfolio was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2019, to lower the asset levels required to reach certain breakpoints in, and to add a new breakpoint to, the management fee rate schedule applicable to each Portfolio. The Board noted that this action is expected to lower the Portfolios’ management fees at current and/or higher asset levels.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s management fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

Passive without Managed Volatility Portfolios

The Board considered that the contractual management fee for each of the 1290 VT Natural Resources, 1290 VT Real Estate, 1290 VT Socially Responsible and EQ/Large Cap Growth Index Portfolios was at or below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the 1290 VT Natural Resources, 1290 VT Real Estate and 1290 VT Socially Responsible Portfolios was below the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of the EQ/Large Cap Growth Index Portfolio was above (but within five basis points of) the median for the Portfolio’s Broadridge category.

The Board considered that the contractual management fee for each of the EQ/Common Stock Index, EQ/Intermediate Government Bond, EQ/Large Cap Value Index, EQ/Mid Cap Index and EQ/Small Company Index Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was at (in the case of the EQ/Common Stock Index Portfolio) or above the median for the Portfolio’s respective Broadridge category. The Board noted, however, that the total expense ratio for the Class IB shares of each of the EQ/Large Cap Value Index and EQ/Small Company Index Portfolios was within five basis points of the median for the Portfolio’s respective Broadridge category.

The Board considered that the contractual management fee for each of the EQ/Core Bond Index, EQ/Equity 500 Index and EQ/International Equity Index Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was above the median for the Portfolio’s respective Broadridge category.

The Board also took into account that peer groups in which certain Portfolios were placed for comparison purposes include only funds with passive management strategies, whereas peer groups in which other Portfolios were placed for comparison purposes include funds with active management strategies.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio (a) aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that, for each of the 1290 VT Natural Resources, 1290 VT Real Estate, 1290 VT Socially Responsible and EQ/Core Bond Index Portfolios, the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of these Portfolios’ total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each of the 1290 VT Natural Resources and 1290 VT Real Estate Portfolios was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had proposed a new, contractual expense limitation arrangement for the EQ/International Equity Index Portfolio effective October 1, 2019, and would present this proposal for the Board’s approval at its September 2019 meeting.

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Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s management fee and the Sub-Adviser’s sub-advisory fee are fair and reasonable.

Pactive with Managed Volatility Portfolios

The Board considered that the contractual management fee for each of the EQ/Large Cap Core Managed Volatility, EQ/Large Cap Growth Managed Volatility, EQ/Large Cap Value Managed Volatility and EQ/Mid Cap Value Managed Volatility Portfolios was below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the EQ/Large Cap Core Managed Volatility, EQ/Large Cap Growth Managed Volatility and EQ/Large Cap Value Managed Volatility Portfolios was at or below the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of the EQ/Mid Cap Value Managed Volatility Portfolio was above the median for the Portfolio’s Broadridge category.

The Board considered that the contractual management fee for each of the EQ/International Core Managed Volatility and EQ/International Value Managed Volatility Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category.

The Board considered that the contractual management fee for each of the EQ/ClearBridge Select Equity Managed Volatility, EQ/Franklin Balanced Managed Volatility, EQ/Franklin Small Cap Value Managed Volatility, EQ/Global Equity Managed Volatility and EQ/Templeton Global Equity Managed Volatility Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was above the median for the Portfolio’s respective Broadridge category.

The Board also noted that the funds in each Portfolio’s Broadridge category may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and (in the case of certain Portfolios) ETF components, as well as a tactical volatility management component.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio (a) aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust and in the portfolios of AXA Premier VIP Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each of the EQ/ClearBridge Select Equity Managed Volatility, EQ/Franklin Small Cap Value Managed Volatility, EQ/Global Equity Managed Volatility and EQ/International Value Managed Volatility Portfolios was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2019, to lower the asset levels required to reach the breakpoints in the management fee rate schedules applicable to all of the Portfolios and to lower certain management fee rates for each of the Portfolios. The Board noted that these actions are expected to lower the Portfolios’ management fees at current and/or higher asset levels.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s management fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

Pactive without Managed Volatility Portfolios

The Board considered that the contractual management fee for each of the EQ/AB Small Cap Growth and EQ/Emerging Markets Equity PLUS Portfolios was below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was below the median for the Portfolio’s respective Broadridge category.

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The Board considered that the contractual management fee for each of the 1290 VT Convertible Securities, 1290 VT High Yield Bond, 1290 VT Micro Cap, 1290 VT Small Cap Value, EQ/Morgan Stanley Small Cap Growth, Multimanager Core Bond, Multimanager Mid Cap Growth, Multimanager Mid Cap Value and Multimanager Technology Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the Multimanager Mid Cap Value and Multimanager Technology Portfolios was at or below the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of each of the 1290 VT Convertible Securities, 1290 VT High Yield Bond, 1290 VT Micro Cap, 1290 VT Small Cap Value, EQ/Morgan Stanley Small Cap Growth, Multimanager Core Bond and Multimanager Mid Cap Growth Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board noted, however, that the total expense ratio for the Class IB shares of each of the 1290 VT Micro Cap, 1290 VT Small Cap Value, EQ/Morgan Stanley Small Cap Growth and Multimanager Mid Cap Growth Portfolios was within five basis points of the median for the Portfolio’s respective Broadridge category. For the 1290 VT Convertible Securities Portfolio, the total expense ratio included the fees and expenses of underlying funds in which the Portfolio may invest.

The Board considered that the contractual management fee for each of the EQ/Global Bond PLUS, EQ/Quality Bond PLUS and Multimanager Aggressive Equity Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of the EQ/Global Bond PLUS Portfolio was below the median for the Portfolio’s Broadridge category, and the total expense ratio for the Class IB shares of each of the EQ/Quality Bond PLUS and Multimanager Aggressive Equity Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category.

The Board also noted that the funds in each Portfolio’s Broadridge category may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and (in the case of certain Portfolios) ETF components.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio (a) aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust and in the portfolios of AXA Premier VIP Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that the expense limitation arrangement for the 1290 VT Convertible Securities Portfolio includes the fees and expenses of underlying portfolios in which the Portfolio may invest and, thus, such fees and expenses would not cause the Portfolio’s annual operating expenses to exceed its expense limitation. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each Portfolio (except the EQ/AB Small Cap Growth, EQ/Quality Bond PLUS and Multimanager Aggressive Equity Portfolios) was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2019, to lower the asset levels required to reach the breakpoints in the management fee rate schedules applicable to all of the Portfolios. The Board noted that this action is expected to lower the Portfolios’ management fees at current and/or higher asset levels. The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had proposed to lower the contractual expense limitation arrangement for the 1290 VT Convertible Securities Portfolio effective October 1, 2019, and would present this proposal for the Board’s approval at its September 2019 meeting.

The Board also took into account that the Adviser was considering potential recommendations to the Board with respect to the Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s management fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

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Active Portfolios

The Board considered that the contractual management fee for each of the 1290 VT Energy, 1290 VT Low Volatility Global Equity, EQ/Franklin Rising Dividends, EQ/Franklin Strategic Income, EQ/MFS Technology and EQ/PIMCO Total Return Portfolios was at or below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was at or below the median for the Portfolio’s respective Broadridge category. For each Portfolio, the total expense ratio included the fees and expenses of underlying portfolios in which the Portfolio may invest.

The Board considered that the contractual management fee for each of the 1290 VT GAMCO Small Company Value, EQ/BlackRock Basic Value Equity, EQ/ClearBridge Large Cap Growth, EQ/Fidelity Institutional AM® Large Cap, EQ/Invesco Global Real Estate, EQ/Invesco International Growth, EQ/Janus Enterprise, EQ/JPMorgan Value Opportunities and EQ/MFS Utilities Series Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the 1290 VT GAMCO Small Company Value, EQ/Fidelity Institutional AM® Large Cap, EQ/Janus Enterprise, EQ/JPMorgan Value Opportunities and EQ/MFS Utilities Series Portfolios was at or below the median for the Portfolio’s respective Broadridge category, the total expense ratio for the Class IB shares of the EQ/BlackRock Basic Value Equity Portfolio was above (but within five basis points of) the median for the Portfolio’s Broadridge category, and the total expense ratio for the Class IB shares of each of the EQ/ClearBridge Large Cap Growth, EQ/Invesco Global Real Estate and EQ/Invesco International Growth Portfolios was above the median for the Portfolio’s respective Broadridge category. For each of the EQ/Fidelity Institutional AM® Large Cap, EQ/Invesco Global Real Estate, EQ/Invesco International Growth and EQ/MFS Utilities Series Portfolios, the total expense ratio included the fees and expenses of underlying funds in which the Portfolio may invest.

The Board considered that the contractual management fee for each of the 1290 VT DoubleLine Opportunistic Bond, 1290 VT Equity Income, 1290 VT GAMCO Mergers & Acquisitions, 1290 VT Multi-Alternative Strategies, 1290 VT SmartBeta Equity, EQ/AB Short Duration Government Bond, EQ/American Century Mid Cap Value, EQ/Capital Guardian Research, EQ/Goldman Sachs Mid Cap Value, EQ/Invesco Comstock, EQ/Ivy Energy, EQ/Ivy Mid Cap Growth, EQ/Ivy Science and Technology, EQ/Lazard Emerging Markets Equity, EQ/Loomis Sayles Growth, EQ/MFS International Growth, EQ/MFS International Value, EQ/Money Market, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return, EQ/PIMCO Real Return, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock, EQ/T. Rowe Price Health Sciences and EQ/UBS Growth and Income Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios (except the EQ/American Century Mid Cap Value, EQ/Ivy Science and Technology and EQ/PIMCO Real Return Portfolios) was above the median for the Portfolio’s respective Broadridge category. The Board noted, however, that the total expense ratio for the Class IB shares of the 1290 VT Multi-Alternative Strategies, EQ/Capital Guardian Research, EQ/Goldman Sachs Mid Cap Value, EQ/Ivy Mid Cap Growth, EQ/Lazard Emerging Markets Equity, EQ/MFS International Value, EQ/T. Rowe Price Growth Stock and EQ/T. Rowe Price Health Sciences Portfolios was within five basis points of the median for the Portfolio’s respective Broadridge category. For each of the 1290 VT DoubleLine Opportunistic Bond, 1290 VT Multi-Alternative Strategies, EQ/American Century Mid Cap Value, EQ/Goldman Sachs Mid Cap Value, EQ/Ivy Energy, EQ/Ivy Mid Cap Growth, EQ/Ivy Science and Technology, EQ/Lazard Emerging Markets Equity, EQ/MFS International Value, EQ/PIMCO Real Return and EQ/T. Rowe Price Health Sciences Portfolios, the total expense ratio included the fees and expenses of underlying portfolios in which the Portfolio may invest.

With respect to the 1290 VT Energy, 1290 VT Low Volatility Global Equity and 1290 VT Multi-Alternative Strategies Portfolios, the Board also considered each Portfolio’s management fee rate relative to the management fee rates of other portfolios managed by the Adviser that, like the Portfolios, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between a Portfolio and other funds-of-funds managed by the Adviser.

The Board further considered that the management fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio (a) aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in

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corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that, for each Portfolio (except the 1290 VT GAMCO Mergers & Acquisitions and EQ/Money Market Portfolios), the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of these Portfolios’ total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that the expense limitation arrangement for each of the New Portfolios and each of the 1290 VT DoubleLine Opportunistic Bond, 1290 VT Energy, 1290 VT Low Volatility Global Equity and 1290 VT Multi-Alternative Strategies Portfolios includes the fees and expenses of underlying portfolios in which the Portfolio may invest and, thus, such fees and expenses would not cause the Portfolio’s annual operating expenses to exceed its expense limitation. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each Portfolio (except the 1290 VT GAMCO Mergers & Acquisitions, 1290 VT GAMCO Small Company Value, EQ/AB Short Duration Government Bond, EQ/ClearBridge Large Cap Growth, EQ/Invesco Global Real Estate, EQ/Janus Enterprise, EQ/JPMorgan Value Opportunities and EQ/Money Market Portfolios) was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2019, to lower the asset levels required to reach the breakpoints in the management fee rate schedules applicable to all of the Portfolios other than the 1290 VT DoubleLine Opportunistic Bond, EQ/AB Short Duration Government Bond, EQ/Franklin Strategic Income, EQ/Money Market, EQ/PIMCO Global Real Return, EQ/PIMCO Real Return, EQ/PIMCO Total Return and EQ/PIMCO Ultra Short Bond Portfolios, for which the management fee rate schedules already reflect the lower assets levels, and the 1290 VT Energy, 1290 VT Low Volatility Global Equity and 1290 VT Multi-Alternative Strategies Portfolios. The Board noted that this action is expected to lower the Portfolios’ management fees at current and/or higher asset levels. The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had proposed to lower the contractual expense limitation arrangement for the 1290 VT DoubleLine Opportunistic Bond Portfolio effective October 1, 2019, and would present this proposal for the Board’s approval at its September 2019 meeting.

The Board also took into account that the Adviser was considering potential recommendations to the Board with respect to the EQ/UBS Growth and Income Portfolio.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s management fee and, where applicable, the Sub-Adviser’s sub-advisory fee are fair and reasonable.

Profitability and Costs

The Board also considered the level of profits realized by the Adviser and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Adviser and its affiliates, as well as the Adviser’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2018, which was the most recent fiscal year for the Adviser. The Board also considered a year-over-year comparison of profitability information for the one-year periods ended December 31, 2018, 2017, and 2016.

In reviewing the Adviser’s profitability analysis, attention was given to the methodology the Adviser followed in determining and allocating costs to each Portfolio. The Board recognized that cost allocation methodologies are inherently subjective and various cost allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that, although the cost allocation methodology reflected certain changes in the Adviser’s and its affiliates’ cost accounting and other appropriate adjustments, it was consistent with the redesigned cost allocation methodology followed in the profitability report presentation for the Portfolios made in the prior year. The Board also noted that, in consultation with and through independent legal counsel, the Board’s Audit Committee had engaged an outside consultant to conduct an assessment of the redesigned cost allocation methodology prior to its being integrated into the Adviser’s profitability analysis in connection with the July 2018 annual renewal process. At that time, the Board took into account the consultant’s reported findings that, among other things, the redesigned cost allocation methodology includes expense categories that are reasonable and consistent to the services the Adviser provides to the Portfolios, the expense categories reviewed are consistent with industry practices and related cost allocation methods, and the allocation of those expenses and associated logic for the allocation to management and administration related revenue categories appear reasonable and consistent with observed industry practices and other established standards. The Board further noted that, in connection with the July 2019 annual renewal process, the Audit Committee had requested that the consultant review and update its prior report in light of the adjustments that had been made to the redesigned cost allocation

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methodology and that, following such review, the consultant’s aforementioned reported findings remained unchanged. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from changes in rules and other regulations and to adapt to other challenges impacting the mutual fund industry. In addition, the Board considered information prepared by management and from third party sources comparing the profitability of the Adviser on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Adviser) over various time periods.

In addition, with respect to the sub-advised Portfolios, the Board noted that the Board and the Adviser generally are aware of the fees charged by the Sub-Advisers to other clients (this information having been provided to the Board and the Adviser by the Sub-Advisers in conjunction with the proposed renewal of the Sub-Advisory Agreements) and that the Adviser believes that the fees agreed upon with the Sub-Advisers are reasonable in light of the nature, quality and extent of the investment sub-advisory services provided. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees paid to the Sub-Advisers are the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and the Sub-Advisers based on the particular circumstances in each case for each of them. The Board further noted that each Sub-Adviser’s fee is paid by the Adviser and not the sub-advised Portfolio and that many responsibilities related to the advisory function are retained by the Adviser. The Board also noted that, with respect to AllianceBernstein, which is an affiliate of the Adviser, the Adviser provides additional information regarding the entity’s impact on the Adviser’s profitability. The Board also noted that the sub-advisory fees paid by the Adviser to AllianceBernstein, as well as to AXA IM and AXA Rosenberg, which also are affiliates of the Adviser, are considered as possible fall-out benefits.

Based on its consideration of the factors above, the Board determined that the level of profits realized by the Adviser and its affiliates from providing services to each Portfolio was not excessive in view of the nature, quality and extent of the services provided.

Economies of Scale

The Board also considered whether economies of scale or efficiencies are realized by the Adviser as the Portfolios grow larger, the extent to which this is reflected in the level of management and administrative fees charged, and whether there is potential for realization of any further economies of scale or efficiencies. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to a portfolio and its shareholders. The Board noted that the management fee rate schedules for all Portfolios other than the All Asset Growth-Alt 20 and EQ/Franklin Templeton Allocation Managed Volatility Portfolios include breakpoints that reduce the fee rate as Portfolio assets increase above certain levels. In this connection, the Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2019, to implement revisions to the management fee rate schedules for multiple Portfolios, as noted above. The Board also noted that the administrative fee rate schedules for all of the Portfolios aggregate the assets managed by the Adviser in a Portfolio and in several other Portfolios (and, for certain of the Portfolios, several portfolios of AXA Premier VIP Trust) and include breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board also noted that the Adviser was subsidizing certain Portfolios’ expenses by making payments or waiving all or a portion of its management, administrative and other fees so that the Portfolios’ total expense ratios do not exceed certain contractual levels (or, in the case of certain Portfolios, lower voluntary levels) as set forth in their prospectuses. In this connection, the Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had proposed new or lower contractual expense limitation arrangements for certain of the Portfolios, as noted above, effective October 1, 2019, and would present this proposal for the Board’s approval at its September 2019 meeting. In addition, the Board considered that the Adviser shares any realized economies of

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scale with the Portfolios in other ways, which may include setting a Portfolio’s fees so that they are priced to scale. The Board considered that the effect of this pricing strategy is that the Adviser could lose money in the early stages of a Portfolio’s operation (and bear the risk that the Portfolio will never become profitable), while shareholders of the Portfolio receive the benefit of economies of scale that the Adviser expects the Portfolio will achieve as it grows. The Board further considered that the Adviser shares any realized economies of scale with the Portfolios through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide to the Portfolios and their shareholders, such as hiring additional personnel, providing additional resources in areas relating to management and administration of the Portfolios, and investing in technology (including cybersecurity improvements). In this regard, the Board also considered information about the operation of the Trust’s securities lending program.

In addition, the Board noted that the sub-advisory fee schedules for certain Sub-Advisers aggregate the assets managed by the Sub-Adviser in a Portfolio and in one or more other mutual funds for which the Sub-Adviser serves as investment sub-adviser and the Adviser serves as investment adviser. The Board also noted that the sub-advisory fee schedules for certain Sub-Advisers include breakpoints that reduce the sub-advisory fee rate as applicable Portfolio assets under the Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee schedule may result in savings to the Adviser and not to investors. The Board also noted that the aggregation of assets may result in the affected Portfolio(s) reaching a breakpoint sooner than if the sub-advisory fee schedule did not aggregate assets, which also has the potential to benefit the Adviser.

Based on its consideration of the factors above, the Board determined that there was a reasonable sharing of any realized economies of scale or efficiencies under the management, administrative and sub-advisory fee schedules at the present time.

Fall-Out and Other Benefits

The Board also considered the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Adviser also serves as the administrator for the Portfolios and receives compensation for acting in this capacity. In addition, the Board recognized that AllianceBernstein, AXA IM, and AXA Rosenberg, affiliates of the Adviser, serve as Sub-Advisers to certain of the Portfolios and receive sub-advisory fees that are paid by the Adviser out of the fees that it earns from those Portfolios. The Board also recognized that AXA Distributors, LLC, also an affiliate of the Adviser, serves as the underwriter for the Trust and receives from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class IA and Class IB shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also recognized that the All Asset Growth-Alt 20 Portfolio, the Strategic Allocation Portfolios and the EQ/Franklin Templeton Allocation Managed Volatility Portfolio invest in other (underlying) portfolios managed by the Adviser and advised by Sub-Advisers that may be affiliated with the Adviser and that these underlying portfolios pay management and administrative fees to the Adviser, who may in certain cases pay sub-advisory fees to an affiliated Sub-Adviser, and pay distribution fees to the Adviser’s distribution affiliate. The Board also noted that the Adviser’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Adviser’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Adviser’s affiliated insurance companies and AXA Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. The Board also considered that certain Portfolios are subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Adviser and its affiliates (including by making it easier for the insurance companies to hedge their risks under the guarantees). Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

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The Board also considered possible fall-out benefits and other types of benefits that may accrue to a Sub-Adviser, including the following. The Board considered that a Sub-Adviser, through its position as a Sub-Adviser to its respective Portfolio(s), may engage in soft dollar transactions. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from a Portfolio in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. In cases where a Sub-Adviser’s affiliate executed a substantial portion of its respective Portfolio’s trades, the Board also considered the Sub-Adviser’s trading experience and discussed with the Adviser its monitoring of the Sub-Adviser’s brokerage selection, commission and other trading costs, and quality of execution. The Board also noted that certain Sub-Advisers serve or may serve as investment sub-advisers for other funds advised by the Adviser and receive sub-advisory fees with respect to those funds. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Adviser’s affiliated insurance companies and that the proceeds of those sales may be invested in a Portfolio. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by the Adviser or its affiliates. In addition, the Board noted that a Sub-Adviser may benefit from greater exposure in the marketplace with respect to the Sub-Adviser’s investment process and from expanding its level of assets under management, and a Sub-Adviser may derive benefits from its association with the Adviser. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Sub-Advisers are fair and reasonable.

Appendix A

The Board noted that the following information regarding each Portfolio’s performance relative to a benchmark, a blended benchmark, and/or a VMI and a peer group for the one-, three-, five- and ten-year periods, as applicable, and since inception periods ended March 31, 2019, supplemented other performance information (including performance based on rolling time periods) provided to the Board throughout the year and in connection with the annual renewal process. The performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. The performance results do not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts, which would reduce the performance results.

EQ Advisors Trust Investment Performance

For the periods ended March 31, 2019

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.

Large Cap Value
1290 VT Equity Income - A	12/13/2004	2.59	9.32	6.28	13.01	6.49
1290 VT Equity Income - B	12/01/1998	2.56	9.34	6.26	12.93	5.70
1290 VT Equity Income - K	08/25/2011	2.87	9.60	6.52		12.03

Lipper Equity Income Funds		4.71	9.50	7.00	13.40	6.52

Russell 1000 Value Index		5.67	10.45	7.72	14.52	6.81
EQ/Large Cap Value Managed Volatility - A	05/18/2001	3.51	9.10	6.70	12.89	5.22
EQ/Large Cap Value Managed Volatility - B	01/01/1998	3.51	9.08	6.68	12.83	5.43
EQ/Large Cap Value Managed Volatility - K	08/25/2011	3.73	9.35	6.95		11.75

Lipper Large-Cap Value Funds		3.65	10.04	6.86	13.51	6.41

Volatility Managed Index - Large Cap Value		6.47	10.96	9.02	14.48	N/A

Russell 1000 Value Index		5.67	10.45	7.72	14.52	7.08
EQ/BlackRock Basic Value Equity - A	10/02/2002	4.58	8.98	5.52	12.88	8.73
EQ/BlackRock Basic Value Equity - B	05/01/1997	4.57	8.97	5.51	12.79	7.88
EQ/BlackRock Basic Value Equity - K	08/25/2011	4.82	9.24	5.77		11.70

Lipper Large-Cap Value Funds		3.65	10.04	6.86	13.51	7.11

Russell 1000 Value Index		5.67	10.45	7.72	14.52	8.02

278

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/Franklin Rising Dividends - B	10/19/2018					6.60

Lipper Equity Income Funds						4.21

S&P 500 Index						3.38
EQ/Invesco Comstock - A	04/29/2005	0.38	11.34	6.35	13.98	6.64
EQ/Invesco Comstock - B	04/29/2005	0.38	11.33	6.35	13.90	6.51
EQ/Invesco Comstock - K	10/28/2013	0.59	11.60	6.60		7.62

Lipper Large-Cap Value Funds		3.65	10.04	6.86	13.51	7.05

Russell 1000 Value Index		5.67	10.45	7.72	14.52	7.43
EQ/JPMorgan Value Opportunities - A	10/02/2002	(1.19)	10.20	8.24	14.50	8.65
EQ/JPMorgan Value Opportunities - B	05/01/1997	(1.19)	10.20	8.23	14.42	6.13
EQ/JPMorgan Value Opportunities - K	11/30/2011	(0.96)	10.46	8.50		12.98

Lipper Multi-Cap Value Funds		1.51	8.84	6.48	14.16	7.31

Russell 1000 Value Index		5.67	10.45	7.72	14.52	8.02
EQ/Large Cap Value Index - A	10/03/2005	4.88	9.69	7.01	13.79	2.49
EQ/Large Cap Value Index - B	10/03/2005	4.90	9.68	7.01	13.70	2.37

Lipper Multi-Cap Value Funds		1.51	8.84	6.48	14.16	6.52

Russell 1000 Value Index		5.67	10.45	7.72	14.52	7.10

Large Cap Blend
EQ/Large Cap Core Managed Volatility - A	03/25/2002	7.41	12.42	9.59	14.09	6.51
EQ/Large Cap Core Managed Volatility - B	01/01/1999	7.41	12.42	9.59	14.00	4.75
EQ/Large Cap Core Managed Volatility - K	08/25/2011	7.70	12.73	9.89		13.26

Lipper Large-Cap Core Funds		8.01	12.18	9.36	14.67	6.02

Volatility Managed Index - Large Cap Core		8.36	12.46	10.61	15.16	N/A

S&P 500 Index		9.50	13.51	10.91	15.92	6.22
EQ/ClearBridge Select Equity Managed Volatility - A	09/15/2006	7.25	10.29	7.29	12.42	5.51
EQ/ClearBridge Select Equity Managed Volatility - B	09/15/2006	7.13	10.26	7.27	12.33	5.40

Lipper Large-Cap Core Funds		8.01	12.18	9.36	14.67	7.66

Volatility Managed Index - Large Cap Core		8.36	12.46	10.61	15.16	N/A

S&P 500 Index		9.50	13.51	10.91	15.92	8.56
EQ/Capital Guardian Research - A	03/25/2002	12.34	15.65	11.91	16.68	7.64
EQ/Capital Guardian Research - B	05/01/1999	12.36	15.65	11.92	16.60	6.90
EQ/Capital Guardian Research - K	10/30/2013	12.62	15.94	12.20		11.82

Lipper Multi-Cap Core Funds		4.90	11.32	7.99	14.55	6.72

S&P 500 Index		9.50	13.51	10.91	15.92	5.86
EQ/Common Stock Index - A	01/13/1976	8.14	12.68	9.68	15.33	11.00
EQ/Common Stock Index - B	10/02/1996	8.12	12.67	9.68	15.25	7.30

Lipper Multi-Cap Core Funds		4.90	11.32	7.99	14.55	10.99

Russell 3000 Index		8.77	13.48	10.36	16.00	N/A
EQ/Equity 500 Index - A	03/01/1994	8.85	12.80	10.22	15.29	9.12
EQ/Equity 500 Index - B	05/01/1997	8.83	12.80	10.21	15.20	7.32
EQ/Equity 500 Index - K	08/25/2011	9.11	13.09	10.48		14.43

Lipper S&P 500 Index Funds		9.08	12.94	10.43	15.49	9.29

S&P 500 Index		9.50	13.51	10.91	15.92	9.60

279

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/Fidelity Institutional AM Large Cap - B	10/19/2018					1.03
EQ/Fidelity Institutional AM Large Cap - K	10/19/2018					1.14

Lipper Large-Cap Core Funds						5.18

S&P 500 Index						3.38
EQ/UBS Growth and Income - B	12/01/1998	3.31	12.23	8.52	14.46	5.64

Lipper Multi-Cap Core Funds		4.90	11.32	7.99	14.55	6.95

Russell 1000 Index		9.30	13.52	10.63	16.05	6.71

Large Cap Growth
1290 VT Socially Responsible - A	10/02/2002	9.14	12.81	10.12	15.11	8.40
1290 VT Socially Responsible - B	09/01/1999	9.15	12.80	10.12	15.02	4.41

Lipper Large-Cap Core Funds		8.01	12.18	9.36	14.67	5.87

MSCI KLD 400 Social Index		10.14	13.38	10.61	15.74	5.72

Russell 1000 Growth Index		12.75	16.53	13.50	17.52	5.48
EQ/Large Cap Growth Managed Volatility - A	11/28/1998	10.95	15.41	11.94	15.54	6.39
EQ/Large Cap Growth Managed Volatility - B	05/01/1997	10.96	15.42	11.95	15.61	7.58
EQ/Large Cap Growth Managed Volatility - K	08/25/2011	11.23	15.71	12.23		14.90

Lipper Large-Cap Growth Funds		11.89	16.94	12.83	16.70	8.35

Volatility Managed Index - Large Cap Growth		9.98	13.97	11.90	15.96	N/A

Russell 1000 Growth Index		12.75	16.53	13.50	17.52	7.87
EQ/ClearBridge Large Cap Growth - A	10/02/2002	13.73	15.59	9.28	15.05	10.81
EQ/ClearBridge Large Cap Growth - B	01/01/1999	13.76	15.60	9.29	14.97	5.91
EQ/ClearBridge Large Cap Growth - K	08/28/2012	14.02	15.87	9.56		12.91

Lipper Large-Cap Growth Funds		11.89	16.94	12.83	16.70	6.60

Russell 1000 Growth Index		12.75	16.53	13.50	17.52	5.77
EQ/Loomis Sayles Growth - A	12/13/2004	11.54	18.13	14.75	15.79	9.88
EQ/Loomis Sayles Growth - B	12/01/1998	11.61	18.13	14.76	15.71	6.65
EQ/Loomis Sayles Growth - K	02/06/2015	11.84	18.36			15.60
Lipper Large-Cap Growth Funds		11.89	16.94	12.83	16.70	7.08

Russell 3000 Growth Index		12.06	16.40	13.10	17.44	6.20
EQ/Large Cap Growth Index - A	05/01/1999	11.83	15.65	12.64	16.85	4.95
EQ/Large Cap Growth Index - B	05/01/1999	11.83	15.67	12.64	16.76	4.78
EQ/Large Cap Growth Index - K	08/25/2011	12.18	15.95	12.94		15.91

Lipper Large-Cap Growth Funds		11.89	16.94	12.83	16.70	6.22

Russell 1000 Growth Index		12.75	16.53	13.50	17.52	5.53
EQ/T. Rowe Price Growth Stock - A	05/16/2007	10.14	17.69	13.34	17.37	9.35
EQ/T. Rowe Price Growth Stock - B	08/01/1988	10.14	17.69	13.34	17.27	9.66
EQ/T. Rowe Price Growth Stock - K	11/30/2011	10.40	17.97	13.62		16.47

Lipper Large-Cap Growth Funds		11.89	16.94	12.83	16.70	9.95

Russell 1000 Growth Index		12.75	16.53	13.50	17.52	10.44

280

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
Multimanager Aggressive Equity - A	01/27/1986	11.54	17.05	12.32	16.39	9.59
Multimanager Aggressive Equity - B	10/02/1996	11.51	17.05	12.32	16.30	4.59
Multimanager Aggressive Equity - K	08/25/2011	11.81	17.34	12.54		15.32

Lipper Multi-Cap Growth Funds		12.97	16.32	11.10	16.88	10.32

Russell 3000 Growth Index		12.06	16.40	13.10	17.44	10.23

Small/Mid Cap Value
1290 VT GAMCO Small Company Value - A	07/13/2007	(0.39)	10.32	5.96	16.17	8.56
1290 VT GAMCO Small Company Value - B	08/01/1988	(0.37)	10.33	5.96	16.10	12.31
1290 VT GAMCO Small Company Value - K	08/25/2011	(0.13)	10.60	6.23		12.64

Lipper Small-Cap Core Funds		0.02	10.63	6.28	14.96	8.32

Russell 2000 Value Index		0.17	10.86	5.59	14.12	10.29
1290 VT Small Cap Value - B	04/18/2014	4.31	13.59			6.41
1290 VT Small Cap Value - K	04/18/2014	4.61	13.85			6.66

Lipper Small-Cap Growth Funds		8.44	16.93			10.34

Russell 2000 Value Index		0.17	10.86			6.03
EQ/Mid Cap Value Managed Volatility - A	11/24/1998	0.69	8.26	6.03	14.36	6.94
EQ/Mid Cap Value Managed Volatility - B	05/01/1997	0.69	8.27	6.03	14.35	6.47
EQ/Mid Cap Value Managed Volatility - K	11/30/2011	0.96	8.56	6.30		11.76

Lipper Mid-Cap Value Funds		(0.36)	8.32	5.80	14.53	9.20

Volatility Managed Index - Mid Cap Value		2.48	9.53	7.63	14.64	N/A

Russell Midcap Value Index		2.89	9.50	7.22	16.39	10.05
EQ/Franklin Small Cap Value Managed Volatility - A	09/15/2006	(0.74)	10.44	5.25	13.92	5.74
EQ/Franklin Small Cap Value Managed Volatility - B	09/15/2006	(0.74)	10.43	5.26	13.85	5.63
EQ/Franklin Small Cap Value Managed Volatility - K	08/25/2011	(0.51)	10.70	5.50		11.45

Lipper Small-Cap Core Funds		0.02	10.63	6.28	14.96	7.49

Volatility Managed Index - Small Cap Value		(0.16)	10.84	5.96	12.89	N/A

Russell 2000 Value Index		0.17	10.86	5.59	14.12	6.07
EQ/American Century Mid Cap Value - B	10/19/2018					1.32

Lipper Mid-Cap Value Funds						3.28
Russell Midcap Value Index						2.34
EQ/Goldman Sachs Mid Cap Value - B	10/19/2018					3.65

Lipper Mid-Cap Value Funds						3.28

Russell Midcap Value Index						2.34
Multimanager Mid Cap Value - A	12/31/2001	0.98	8.01	4.38	13.01	6.66
Multimanager Mid Cap Value - B	12/31/2001	0.93	7.98	4.36	12.92	6.50
Multimanager Mid Cap Value - K	08/25/2011	1.19	8.26	4.62		9.79

Lipper Mid-Cap Core Funds		2.63	9.49	6.70	14.77	8.06

Russell 2500 Value Index		1.84	9.85	6.02	15.03	8.97

Small/Mid Cap Blend
1290 VT Micro Cap - B	04/18/2014	8.96	20.08			9.79
1290 VT Micro Cap - K	04/18/2014	9.02	20.28			9.95

Lipper Small-Cap Growth Funds		8.44	16.93			10.34

Russell Microcap Index		(2.36)	12.29			6.04

281

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/Mid Cap Index - A	03/25/2002	1.86	10.48	7.54	15.57	7.67
EQ/Mid Cap Index - B	09/01/2000	1.82	10.48	7.54	15.49	5.99
EQ/Mid Cap Index - K	08/25/2011	2.07	10.75	7.81		13.02

Lipper Mid-Cap Core Funds		2.63	9.49	6.70	14.77	7.72

S&P MidCap 400 Index		2.59	11.24	8.29	16.28	8.40
EQ/Small Company Index - A	03/25/2002	1.71	12.24	6.71	15.00	7.92
EQ/Small Company Index - B	01/01/1998	1.71	12.27	6.71	14.92	7.03
EQ/Small Company Index - K	08/25/2011	2.00	12.54	6.97		12.81

Lipper Small-Cap Core Funds		0.02	10.63	6.28	14.96	8.01

Russell 2000 Index		2.05	12.92	7.05	15.36	7.51

Small/Mid Cap Growth
EQ/AB Small Cap Growth - A	05/01/1997	5.87	15.78	8.45	16.98	8.53
EQ/AB Small Cap Growth - B	05/01/1997	5.86	15.77	8.44	16.90	8.36
EQ/AB Small Cap Growth - K	08/25/2011	6.11	16.04	8.72		14.28

Lipper Small-Cap Growth Funds		8.44	16.93	9.07	16.59	8.81

Russell 2000 Growth Index		3.85	14.87	8.41	16.52	7.55
EQ/Janus Enterprise - A	04/29/2005	10.72	15.78	5.97	14.76	9.31
EQ/Janus Enterprise - B	04/29/2005	10.72	15.77	5.98	14.68	9.17
EQ/Janus Enterprise - K	11/30/2011	11.03	16.06	6.24		9.66

Lipper Mid-Cap Growth Funds		10.71	15.43	9.74	16.22	9.75

Russell Midcap Growth Index		11.51	15.06	10.89	17.60	10.44
EQ/Morgan Stanley Small Cap Growth - B	04/18/2014	16.05	19.04			9.55
EQ/Morgan Stanley Small Cap Growth - K	04/18/2014	16.29	19.31			9.75

Lipper Small-Cap Growth Funds		8.44	16.93			10.34

Russell 2000 Growth Index		3.85	14.87			9.43
EQ/Ivy Mid Cap Growth - B	10/19/2018					10.31

Lipper Mid-Cap Growth Funds						10.56

Russell Midcap Growth Index						10.66
Multimanager Mid Cap Growth - A	12/31/2001	9.21	17.09	9.33	16.31	7.01
Multimanager Mid Cap Growth - B	12/31/2001	9.16	17.03	9.32	16.22	6.85
Multimanager Mid Cap Growth - K	08/25/2011	9.50	17.32	9.59		14.02

Lipper Mid-Cap Growth Funds		10.71	15.43	9.74	16.22	7.94

Russell 2500 Growth Index		7.54	15.60	9.72	17.50	8.92

Specialty
1290 VT Convertible Securities - B	10/28/2013	5.48	10.54	6.02		6.79
1290 VT Convertible Securities - K	10/28/2013	5.68	10.80	6.28		7.05

Lipper Specialty/Miscellaneous Funds		3.92	7.79	6.16		6.44

ICE BofAML US Convertible Index		7.84	12.09	7.13		8.12

282

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
1290 VT Energy - B	10/28/2013	(3.10)	2.79	(7.31)		(6.07)
1290 VT Energy - K	10/28/2013	(2.66)	3.06	(7.06)		(5.81)

Lipper Natural Resources Funds		(6.16)	3.25	(5.95)		(4.99)

Energy Select Sector Index		1.20	5.41	(2.99)		(2.09)

S&P 500 Index		9.50	13.51	10.91		11.45
1290 VT GAMCO Mergers & Acquisitions - A	06/08/2007	1.87	4.20	3.60	6.47	3.69
1290 VT GAMCO Mergers & Acquisitions - B	05/01/2003	1.88	4.19	3.61	6.40	5.12
1290 VT GAMCO Mergers & Acquisitions - K	08/25/2011	2.11	4.45	3.87		5.01

Lipper Specialty/Miscellaneous Funds		3.92	7.79	6.16	12.36	7.80

S&P Long-Only Merger Arbitrage Index		5.62	3.23	3.40	4.60	N/A

S&P 500 Index		9.50	13.51	10.91	15.92	9.58
1290 VT Multi-Alternative Strategies B	11/13/2017	1.17				0.74
1290 VT Multi-Alternative Strategies K	11/13/2017	1.43				1.02

Lipper Alternative Other Funds		0.93				1.07

ICE BofAML US 3-Month Treasury Bill Index		2.12				1.92
1290 VT Natural Resources - B	02/08/2013	2.17	9.89	(2.02)		(0.70)
1290 VT Natural Resources - K	02/08/2013	2.33	10.17	(1.79)		(0.46)

Lipper Natural Resources Funds		(6.16)	3.25	(5.95)		(3.98)

MSCI World Commodity Producers (Net) Index		2.71	10.33	(1.50)		(0.36)
1290 VT Real Estate - B	02/08/2013	13.23	5.67	6.44		5.66
1290 VT Real Estate - K	02/08/2013	13.47	5.94	6.70		5.92

Lipper Global Real Estate Funds		11.30	5.02	5.84		5.42

FTSE EPRA/NAREIT Developed Index		14.33	6.67	7.37		6.90
EQ/Invesco Global Real Estate - B	10/19/2018					13.55

Lipper Global Real Estate Funds						13.00

FTSE EPRA/Nareit Global (Net) Index						12.98
EQ/Ivy Energy - B	10/19/2018					(21.24)

Lipper Natural Resources Funds						(0.59)

S&P Composite 1500 Energy Sector Index						(7.79)
EQ/Ivy Science and Technology - B	10/19/2018					7.18

Lipper Science & Technology Funds						10.52

85% MSCI ACWI Information Technology (Net) Index / 15% MSCI ACWI Health Care (Net) Index						6.31

S&P North American Technology Sector Index						7.80
EQ/MFS Technology - B	10/19/2018					6.81

Lipper Science & Technology Funds						10.52

S&P North American Technology Sector Index						7.80

S&P 500 Index						3.38

283

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/MFS Utilities Series - B	10/19/2018					8.40
EQ/MFS Utilities Series - K	10/19/2018					8.54

Lipper Utility Funds						10.27

Dow Jones Global Utilities Index						9.04

S&P 500 Index						3.38
EQ/T. Rowe Price Health Sciences - B	10/19/2018					3.51

Lipper Health/Biotechnology Funds						6.21

Russell 3000 Health Care Index						1.79

S&P 500 Index						3.38
Multimanager Technology - A	12/31/2001	14.68	23.47	17.25	19.68	9.07
Multimanager Technology - B	12/31/2001	14.67	23.46	17.25	19.60	8.92
Multimanager Technology - K	08/28/2012	14.94	23.78	17.53		18.44

Lipper Science & Technology Funds		10.75	19.78	14.72	17.85	7.94

S&P North American Technology Sector Index		15.70	24.35	19.15	20.77	9.56

Russell 1000 Index		9.30	13.52	10.63	16.05	7.78

International/Global Stocks
1290 VT Low Volatility Global Equity - B	10/28/2013	6.63	8.91	7.65		7.41
1290 VT Low Volatility Global Equity - K	10/28/2013	6.99	9.21	7.95		7.69

Lipper Global Multi-Cap Core Funds		1.25	9.11	5.28		5.71

MSCI ACWI Minimum Volatility (Net) Index		9.04	9.01	9.02		8.60

MSCI ACWI (Net) Index		2.60	10.67	6.45		6.68
1290 VT SmartBeta Equity - B	10/28/2013	6.83	9.80	7.68		7.88
1290 VT SmartBeta Equity - K	10/28/2013	7.16	10.09	7.96		8.15

Lipper Global Large-Cap Core		3.80	10.53	7.11		7.66

MSCI World (Net) Index		4.01	10.68	6.78		7.15
EQ/Global Equity Managed Volatility - A	10/02/2002	(1.39)	9.17	5.04	10.75	11.80
EQ/Global Equity Managed Volatility - B	08/20/1997	(1.40)	9.19	5.04	10.69	5.90
EQ/Global Equity Managed Volatility - K	08/25/2011	(1.12)	9.46	5.30		8.09

Lipper Global Multi-Cap Core Funds		1.25	9.11	5.28	11.28	5.63

Volatility Managed Index - Global Blend		2.34	9.50	6.23	11.70	N/A
40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(4.33)	7.19	2.09	8.41	N/A

Volatility Managed Index - Global Proxy Blend		2.21	9.63	6.30	11.69	N/A

MSCI ACWI (Net) Index		2.60	10.67	6.45	11.98	N/A
EQ/International Core Managed Volatility - A	03/25/2002	(5.06)	6.78	1.22	7.40	4.41
EQ/International Core Managed Volatility - B	05/01/1999	(4.96)	6.81	1.22	7.33	3.09
EQ/International Core Managed Volatility - K	08/25/2011	(4.69)	7.06	1.48		4.53

Lipper International Multi-Cap Core Funds		(5.27)	6.51	1.77	8.17	3.70

Volatility Managed Index - International		(3.57)	6.46	1.87	8.17	N/A

284

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(4.33)	7.19	2.09	8.41	N/A

Volatility Managed Index - International Proxy		(3.86)	6.67	2.00	8.13	N/A

MSCI EAFE Index		(3.71)	7.27	2.33	8.96	3.75
EQ/International Value Managed Volatility - A	03/25/2002	(7.19)	5.00	0.34	6.94	3.91
EQ/International Value Managed Volatility - B	05/01/1997	(7.11)	5.03	0.36	6.88	4.68
EQ/International Value Managed Volatility - K	08/25/2011	(6.97)	5.28	0.60		4.43

Lipper International Large-Cap Core Funds		(6.23)	5.73	0.61	7.72	4.56

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(4.33)	7.19	2.09	8.41	N/A

Volatility Managed Index - International Proxy		(3.86)	6.67	2.00	8.13	N/A

MSCI EAFE Index		(3.71)	7.27	2.33	8.96	4.66
EQ/Templeton Global Equity Managed Volatility - A	09/15/2006	(1.74)	7.88	3.49	10.26	3.64
EQ/Templeton Global Equity Managed Volatility - B	09/15/2006	(1.74)	7.88	3.49	10.19	3.53
EQ/Templeton Global Equity Managed Volatility - K	08/25/2011	(1.46)	8.12	3.76		8.72

Lipper Global Multi-Cap Value Funds		(1.56)	7.72	2.56	10.06	3.92

Volatility Managed Index - Global Blend		2.34	9.50	6.23	11.70	N/A

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(4.33)	7.19	2.09	8.41	2.59

Volatility Managed Index - Global Proxy Blend		2.21	9.63	6.30	11.69	N/A

MSCI World (Net) Index		4.01	10.68	6.78	12.38	5.73
EQ/Emerging Markets Equity PLUS - B	02/08/2013	(8.84)	9.25	1.89		0.52
EQ/Emerging Markets Equity PLUS - K	02/08/2013	(8.67)	9.53	2.13		0.76

Lipper Emerging Markets Funds		(8.43)	10.43	3.40		2.23

MSCI Emerging Markets (Gross Div) Index		(7.06)	11.09	4.06		2.74
EQ/International Equity Index - A	04/03/1995	(5.53)	6.46	1.30	7.83	3.32
EQ/International Equity Index - B	05/01/1997	(5.52)	6.43	1.29	7.75	2.54
EQ/International Equity Index - K	08/25/2011	(5.26)	6.70	1.56		5.59

Lipper International Large-Cap Core Funds		(6.23)	5.73	0.61	7.72	6.47

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(4.33)	7.19	2.09	8.41	N/A

MSCI EAFE Index		(3.71)	7.27	2.33	8.96	4.84
EQ/Invesco International Growth - B	10/19/2018					8.23

Lipper International Large-Cap Growth Funds						7.74

MSCI ACWI ex USA Growth (Net) Index						6.87
EQ/Lazard Emerging Markets Equity - B	10/19/2018					6.20

Lipper Emerging Markets Funds						12.24

MSCI Emerging Markets (Net Div) Index						9.65
EQ/MFS International Growth - A	09/26/2008	3.50	10.71	5.70	10.99	6.70
EQ/MFS International Growth - B	11/18/1994	3.37	10.69	5.69	10.92	5.40
EQ/MFS International Growth - K	08/25/2011	3.65	10.98	5.96		8.02

285

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.

Lipper International Large-Cap Growth Funds		(1.97)	7.26	3.24	9.51	6.06

MSCI ACWI ex USA Growth (Net) Index		(3.05)	8.42	4.01	9.47	N/A
EQ/MFS International Value - B	10/19/2018					7.40

Lipper International Multi-Cap Value Funds						1.90

MSCI EAFE Value (Net) Index						0.05
EQ/Oppenheimer Global - A	08/31/2006	0.96	13.44	7.35	13.38	6.56
EQ/Oppenheimer Global - B	08/31/2006	0.97	13.42	7.34	13.29	6.44

Lipper Global Large-Cap Growth		4.35	13.30	8.24	13.84	7.26

MSCI ACWI (Net) Index		2.60	10.67	6.45	11.98	5.55

Investment Grade Bonds
1290 VT DoubleLine Opportunistic Bond - B	04/30/2015	3.46	2.84			2.23
1290 VT DoubleLine Opportunistic Bond - K	04/30/2015	3.62	3.07			2.47

Lipper Core Plus Bond Funds		3.88	2.90			2.40

Bloomberg Barclays U.S. Aggregate Bond Index		4.48	2.03			2.14
EQ/AB Short Duration Government Bond - B	05/20/2013	1.85	0.71	0.28		0.12
EQ/AB Short Duration Government Bond - K	05/20/2013	2.09	0.96	0.53		0.35

Lipper Short Investment Grade Debt Funds		2.39	1.43	0.95		0.85

ICE BofAML 1-year US Treasury Note Index		2.44	1.21	0.85		0.76
EQ/Core Bond Index - A	03/25/2002	3.75	1.03	1.48	2.54	2.44
EQ/Core Bond Index - B	01/01/1998	3.64	1.03	1.45	2.46	3.08
EQ/Core Bond Index - K	08/25/2011	3.90	1.29	1.71		1.62

Lipper Core Bond Funds		4.14	2.14	2.55	4.32	4.53

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index		4.24	1.66	2.12	3.14	4.42
EQ/Franklin Strategic Income - B	10/19/2018					3.13

Lipper Global Income Funds						4.44

Bloomberg Barclays U.S. Aggregate Bond Index						5.55
EQ/Global Bond PLUS - A	10/03/2005	(0.36)	0.37	0.27	2.07	2.54
EQ/Global Bond PLUS - B	10/03/2005	(0.36)	0.37	0.27	2.00	2.42
EQ/Global Bond PLUS - K	08/25/2011	(0.06)	0.63	0.52		0.60

Lipper Global Income Funds		0.74	2.74	1.47	4.58	4.28

Bloomberg Barclays Global Aggregate Index		(0.39)	1.49	1.04	3.05	3.50
EQ/Intermediate Government Bond - A	04/01/1991	2.91	0.39	0.89	1.35	4.02
EQ/Intermediate Government Bond - B	05/01/1997	2.93	0.39	0.89	1.28	3.10
EQ/Intermediate Government Bond - K	08/25/2011	3.17	0.67	1.14		0.92

Lipper General U.S. Government Funds		3.57	0.95	2.03	2.76	5.06

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65	2.00	4.84
EQ/PIMCO Global Real Return - B	02/08/2013	2.75	3.90	3.65		2.35
EQ/PIMCO Global Real Return - K	02/08/2013	2.99	4.13	3.89		2.60

Lipper Inflation Protected Bond Funds		2.15	2.07	1.77		0.35

Bloomberg Barclays World Government Inflation-linked Bond Index		3.97	4.39	4.51		3.08

286

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/PIMCO Real Return - B	10/19/2018					3.77

Lipper Inflation Protected Bond Funds						3.95

Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index						4.08
EQ/PIMCO Total Return - B	10/19/2018					4.70

Lipper General Bond Funds						4.09

Bloomberg Barclays U.S. Aggregate Bond Index						5.55
EQ/PIMCO Ultra Short Bond - A	03/30/2007	1.71	1.95	1.04	1.05	1.72
EQ/PIMCO Ultra Short Bond - B	01/24/2002	1.60	1.95	1.02	0.98	2.36
EQ/PIMCO Ultra Short Bond - K	08/25/2011	1.86	2.21	1.27		1.12

Lipper Short Investment Grade Debt Funds		2.39	1.43	0.95	1.59	2.17

ICE BofAML US 3-Month Treasury Bill Index		2.12	1.19	0.74	0.43	1.36
EQ/Quality Bond PLUS - A	10/01/1993	3.22	0.77	1.36	2.18	3.62
EQ/Quality Bond PLUS - B	07/08/1998	3.11	0.77	1.36	2.11	2.89
EQ/Quality Bond PLUS - K	04/17/2014	3.35	1.02			1.60

Lipper Core Bond Funds		4.14	2.14	2.55	4.32	4.90

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65	2.00	4.28
Multimanager Core Bond - A	12/31/2001	3.54	1.81	2.06	3.46	3.89
Multimanager Core Bond - B	12/31/2001	3.42	1.81	2.05	3.39	3.74
Multimanager Core Bond - K	08/25/2011	3.69	2.07	2.31		2.31

Lipper Core Bond Funds		4.14	2.14	2.55	4.32	4.18

Bloomberg Barclays U.S. Aggregate Bond Index		4.48	2.03	2.74	3.77	4.36

High Yield
1290 VT High Yield Bond - B	02/08/2013	5.09	6.70	3.64		4.41
1290 VT High Yield Bond - K	02/08/2013	5.36	6.97	3.89		4.67

Lipper High Yield Funds		4.51	6.87	3.69		4.26

ICE BofAML US High Yield Index		5.94	8.69	4.70		5.35

Money Market**
EQ/Money Market - A	07/13/1981	1.46	0.69	0.42	0.24	4.18
EQ/Money Market - B	10/02/1996	1.46	0.69	0.42	0.21	1.95

Lipper Money Market Funds		1.55	0.73	0.44	0.24	3.94

ICE BofAML US 3-Month Treasury Bill Index		2.12	1.19	0.74	0.43	4.36

EQ Tactical Manager Portfolios
EQ/2000 Managed Volatility - B	10/29/2009	0.86	11.98	6.20		10.58
EQ/2000 Managed Volatility - K	08/25/2011	1.10	12.27	6.46		11.55

Lipper Small-Cap Core Funds		0.02	10.63	6.28		12.23

Volatility Managed Index - Small Cap Core		0.76	11.85	6.68		N/A

Russell 2000 Index		2.05	12.92	7.05		12.44

287

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/400 Managed Volatility - B	10/29/2009	1.06	10.03	7.18		11.10
EQ/400 Managed Volatility - K	08/25/2011	1.28	10.30	7.44		11.84

Lipper Small-Cap Core Funds		0.02	10.63	6.28		12.23

Volatility Managed Index - Mid Cap Core		2.31	10.39	8.15		N/A

S&P MidCap 400 Index		2.59	11.24	8.29		13.25
EQ/500 Managed Volatility - B	10/29/2009	7.59	12.04	9.63		11.27
EQ/500 Managed Volatility - K	08/25/2011	7.89	12.33	9.90		13.23

Lipper Large-Cap Core Funds		8.01	12.18	9.36		12.29

Volatility Managed Index - Large Cap Core		8.36	12.46	10.61		N/A

S&P 500 Index		9.50	13.51	10.91		13.28
EQ/International Managed Volatility - B	10/29/2009	(4.82)	6.25	1.20		3.16
EQ/International Managed Volatility - K	08/25/2011	(4.60)	6.52	1.44		4.96

Lipper International Multi-Cap Core Funds		(5.27)	6.51	1.77		4.63

Volatility Managed Index - International		(3.57)	6.46	1.87		N/A

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(4.33)	7.19	2.09		4.44

Volatility Managed Index - International Proxy		(3.86)	6.67	2.00		N/A

MSCI EAFE Index		(3.71)	7.27	2.33		4.95
ATM International Managed Volatility - K	08/25/2011	(4.56)	6.37	1.43		4.77

Lipper International Multi-Cap Core Funds		(5.27)	6.51	1.77		4.82

Volatility Managed Index - International II		(3.49)	6.04	1.64		N/A

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(4.33)	7.19	2.09		N/A

Volatility Managed Index - International Proxy II		(3.78)	6.25	1.72		N/A

MSCI EAFE Index		(3.71)	7.27	2.33		6.30
ATM Large Cap Managed Volatility - K	08/25/2011	7.48	12.14	9.76		12.93

Lipper Large-Cap Core Funds		8.01	12.18	9.36		12.77

Volatility Managed Index - Large Cap Core II		7.80	11.94	10.46		N/A
S&P 500 Index		9.50	13.51	10.91		14.88
ATM Mid Cap Managed Volatility - K	08/25/2011	1.07	10.23	7.33		11.57

Lipper Small-Cap Core Funds		0.02	10.63	6.28		11.31

Volatility Managed Index - Mid Cap Core II		2.16	9.95	8.08		N/A

S&P MidCap 400 Index		2.59	11.24	8.29		13.52
ATM Small Cap Managed Volatility - K	08/25/2011	0.93	12.12	6.44		11.32

Lipper Small-Cap Core Funds		0.02	10.63	6.28		11.31

Volatility Managed Index - Small Cap Core II		0.12	11.32	6.49		N/A

Russell 2000 Index		2.05	12.92	7.05		13.04

288

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.

Asset Allocation Portfolios
All Asset Growth - Alt 20 - A	10/29/2009	2.27	8.08	4.57		6.88
All Asset Growth - Alt 20 - B	08/01/1988	2.21	8.08	4.56	9.43	8.56
All Asset Growth - Alt 20 - K	08/28/2012	2.46	8.35	4.82		6.63

Lipper Alternative Other Funds		0.93	4.50	2.49	7.76	5.78

All Asset Growth - Alt 20 Index		3.99	7.06	5.07	9.35	N/A

S&P 500 Index		9.50	13.51	10.91	15.92	10.34

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index		4.24	1.66	2.12	3.14	5.63
EQ/Ultra Conservative Strategy - B	09/28/2011	2.85	1.27	1.35		1.57

Lipper Mixed-Asset Target Allocation Conservative Funds		3.62	5.05	3.69		5.46

90% BB Barc U.S. Intmd Govt Bd / 1.5% MSCI EAFE / 1.5% S&P 400 / 5.5% S&P 500 / 1.5% Russell		4.08	2.12	2.41		2.59

S&P 500 Index		9.50	13.51	10.91		15.15

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65		1.35
EQ/Conservative Strategy - B	04/30/2009	3.27	2.65	2.24		3.70

Lipper Mixed-Asset Target Allocation Conservative Funds		3.62	5.05	3.69		6.64

66% BB Barc U.S. Intmd Govt Bd / 3% MSCI EAFE / 3% S&P 400 / 11% S&P 500 / 3% Russell 2000		4.11	3.29	3.03		4.26

S&P 500 Index		9.50	13.51	10.91		15.00

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65		2.09
EQ/Conservative Growth Strategy - B	04/30/2009	3.62	4.75	3.59		5.75

Lipper Mixed-Asset Target Allocation Conservative Funds		3.62	5.05	3.69		6.64

50% BB Barc U.S. Intmd Govt Bd / 7% MSCI EAFE / 7% S&P 400 / 19% S&P 500 / 7% Russell 2000		4.35	5.47	4.39		6.64

S&P 500 Index		9.50	13.51	10.91		15.00

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65		2.09
EQ/Balanced Strategy - A	09/11/2009	3.81	5.81	4.24		5.73
EQ/Balanced Strategy - B	04/30/2009	3.73	5.78	4.22		6.64

Lipper Mixed-Asset Target Allocation Moderate Funds		4.83	7.67	4.91		8.84

42% BB Barc U.S. Intmd Govt Bd / 8% MSCI EAFE / 8% S&P 400 / 26% S&P 500 / 8% Russell 2000		4.69	6.63	5.19		7.88

S&P 500 Index		9.50	13.51	10.91		15.00

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65		2.09
EQ/Moderate Growth Strategy - B	04/30/2009	3.87	6.85	4.89		7.84

Lipper Mixed-Asset Target Allocation Moderate Funds		4.83	7.67	4.91		8.84

289

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.

33% BB Barc U.S. Intmd Govt Bd / 10% MSCI EAFE / 10% S&P 400 / 30% S&P 500 / 10% Russell 20		4.72	7.72	5.83		9.03

S&P 500 Index		9.50	13.51	10.91		15.00

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65		2.09
EQ/Growth Strategy - A	09/11/2009	3.89	7.88	5.53		7.38
EQ/Growth Strategy - B	04/30/2009	3.94	7.90	5.54		8.63

Lipper Mixed-Asset Target Allocation Growth Funds		3.02	7.88	5.46		10.04

25% BB Barc U.S. Intmd Govt Bd / 12% MSCI EAFE / 12% S&P 400 / 34% S&P 500 / 12% Russell 20		4.73	8.79	6.46		10.18

S&P 500 Index		9.50	13.51	10.91		15.00

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65		2.09
EQ/Aggressive Strategy - B	04/12/2012	3.93	8.93	6.17		8.50

Lipper Mixed-Asset Target Allocation Aggressive Growth Funds		2.12	9.78	6.10		8.36

17% BB Barc U.S. Intmd Govt Bd / 13% MSCI EAFE / 13% S&P 400 / 41% S&P 500 / 13% Russell 20		4.98	9.95	7.23		9.52

S&P 500 Index		9.50	13.51	10.91		13.14

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65		1.32
1290 VT DoubleLine Dynamic Allocation - B	08/29/2012	5.23	6.50	3.74		5.21
1290 VT DoubleLine Dynamic Allocation - K	08/29/2012	5.50	6.79	4.00		5.48

Lipper Mixed-Asset Target Allocation Moderate Funds		4.83	7.67	4.91		6.65

60% S&P 500 Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index		7.78	8.95	7.75		9.00

S&P 500 Index		9.50	13.51	10.91		13.52

Bloomberg Barclays U.S. Aggregate Bond Index		4.48	2.03	2.74		2.15
EQ/AB Dynamic Moderate Growth - B	02/18/2011	2.00	5.76	4.07		4.97

Lipper Mixed-Asset Target Allocation Moderate Funds		4.83	7.67	4.91		6.21
40% BB Barc U.S. Intmd Govt Bd Index / 18% MSCI EAFE Index / 4% S&P MidCap 400 Index / 34% S		4.54	7.35	5.56		6.48

S&P 500 Index		9.50	13.51	10.91		11.97

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65		1.96
EQ/AB Dynamic Growth - B	04/30/2015	1.86	6.43			3.73

Lipper Mixed-Asset Target Allocation Growth Funds		3.02	7.88			4.95

30% BB Barc U.S. Intmd Govt Bd Index / 21% MSCI EAFE Index / 4% S&P MidCap 400 Index / 41% S		4.67	8.41			5.90

S&P 500 Index		9.50	13.51			10.41

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97			1.33

290

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/AB Dynamic Aggressive Growth - B	11/13/2017	1.82				2.21
EQ/AB Dynamic Aggressive Growth - K	11/13/2017	2.19				2.51

Lipper Mixed-Asset Target Allocation Aggressive Growth Funds		2.12				3.31

20% BB Barc U.S. Intmd Govt Bd Index / 24% MSCI EAFE Index / 5% S&P MidCap 400 Index / 46% S		4.64				4.90

S&P 500 Index		9.50				9.08

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79				2.10
EQ/Franklin Balanced Managed Volatility - A	09/15/2006	5.54	7.16	4.66	9.72	4.67
EQ/Franklin Balanced Managed Volatility - B	09/15/2006	5.54	7.12	4.66	9.63	4.55
EQ/Franklin Balanced Managed Volatility - K	08/25/2011	5.91	7.42	4.94		7.41

Lipper Mixed-Asset Target Allocation Moderate Funds		4.83	7.67	4.91	9.52	5.60

50% Volatility Managed Index - Large Cap Core / 50% Bloomberg Barclays U.S. Intermediat		6.61	7.11	6.46	9.22	N/A

S&P 500 Index		9.50	13.51	10.91	15.92	8.56

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index		4.24	1.66	2.12	3.14	3.64

50% S&P 500 Index / 50% Bloomberg Barclays U.S. Intermediate Government/Credit Bond		7.17	7.60	6.61	9.59	6.37
EQ/Franklin Templeton Allocation Managed Volatility - A	04/30/2007	2.85	8.06	4.89	10.58	3.73
EQ/Franklin Templeton Allocation Managed Volatility - B	04/30/2007	2.85	8.06	4.89	10.52	3.62

Lipper Mixed-Asset Target Allocation Growth Funds		3.02	7.88	5.46	10.83	5.28

66% Volatility Managed Index - Large Cap Core / 17% Volatility Managed Index - International / 17% Bl		5.77	9.66	7.74	12.01	N/A

S&P 500 Index		9.50	13.51	10.91	15.92	7.86

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index		4.24	1.66	2.12	3.14	3.49

67% S&P 500 Index / 33% MSCI World (Net) Index		7.67	12.58	9.54	14.76	6.79
EQ/Goldman Sachs Moderate Growth Allocation - B	04/30/2015	4.38	5.73			3.83

Lipper Mixed-Asset Target Allocation Moderate Funds		4.83	7.67			4.44

60% MSCI World 100% Hedged to USD (Net) Index / 40% Bloomberg Barclays U.S. Treas		7.16	7.52			5.36

S&P 500 Index		9.50	13.51			10.41

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97			1.33
EQ/Invesco Moderate Allocation - B	04/30/2015	2.07	4.28			2.59

Lipper Mixed-Asset Target Allocation Moderate Funds		4.83	7.67			4.44

50% BB Barc U.S. Intmd Govt Bd Index / 20% MSCI EAFE Index / 3.5% S&P MidCap 400 Index / 23%		3.78	5.99			4.23

S&P 500 Index		9.50	13.51			10.41

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97			1.33

291

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/JPMorgan Growth Allocation - B	11/13/2017	3.15				2.17
EQ/JPMorgan Growth Allocation - K	11/13/2017	3.42				2.46

Lipper Mixed-Asset Target Allocation Growth Funds		3.02				3.32

65% MSCI World 100% Hedged to USD (Net) Index / 35% Bloomberg Barclays		6.50				4.81

S&P 500 Index		9.50				9.08

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79				2.10
EQ/Legg Mason Moderate Allocation - B	02/19/2016	1.33	4.51			5.70

Lipper Mixed-Asset Target Allocation Moderate Funds		4.83	7.67			8.88

45% BB Barc U.S. Treasury 3-7 Year Index / 26.5% MSCI EAFE Index / 7.5% S&P MidCap 400 Index		3.15	6.17			7.42

S&P 500 Index		9.50	13.51			15.70

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97			1.00

292

EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT SUB-ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2019 (UNAUDITED)

At a meeting held on November 6-7, 2019, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Sub-Advisory Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the Investment Sub-Advisory Agreements (each, a “Sub-Advisory Agreement”) between AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”), which serves as the Trust’s investment manager, and each investment sub-adviser (each, a “Sub-Adviser”) as shown in the table below with respect to the Portfolios listed.

Portfolio	Sub-Advisory Agreement Approved by the Trust’s Board with respect to the Portfolio
EQ/MFS Mid Cap Focused Growth Portfolio (formerly EQ/Ivy Mid Cap Growth Portfolio)	Sub-Advisory Agreement with Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS Investment Management”)

EQ/MFS Technology II Portfolio (formerly EQ/Ivy Science and Technology Portfolio)	Sub-Advisory Agreement with MFS Investment Management

EQ/Wellington Energy Portfolio (formerly EQ/Ivy Energy Portfolio)	Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”)

MFS Investment Management became the sub-adviser to the EQ/MFS Mid Cap Focused Growth Portfolio and the EQ/MFS Technology II Portfolio effective on or about November 29, 2019, and Wellington became the sub-adviser to the EQ/Wellington Energy Portfolio effective on or about November 18, 2019, in connection with the replacement of the former sub-adviser to the Portfolios. The Board noted that each of the proposed Sub-Advisers currently serves as sub-adviser for other portfolios (or allocated portions of other portfolios) of the Trust pursuant to existing investment sub-advisory agreements between the Adviser and each of the proposed Sub-Advisers, and that each Portfolio would be added, by amendment, to the applicable existing investment sub-advisory agreement. The Board noted that it had most recently approved the existing investment sub-advisory agreements between the Adviser and each of the proposed Sub-Advisers with respect to other portfolios of the Trust at a meeting held on July 16-18, 2019, in connection with the annual renewal of the agreements. In connection with its approval of the Sub-Advisory Agreements between the Adviser and each of the proposed Sub-Advisers with respect to the Portfolios, the Board considered its conclusions in connection with its approval of the existing investment sub-advisory agreements between the Adviser and the proposed Sub-Advisers with respect to other portfolios of the Trust, including its general satisfaction with the nature and quality of services being provided to those other portfolios by the proposed Sub-Advisers.

In connection with the appointment of MFS Investment Management and Wellington as sub-advisers to the respective Portfolios, the Board also approved changes in the Portfolios’ names (shown in the table above) and modifications to the Portfolios’ principal investment strategies to reflect, as applicable, MFS Investment Management’s or Wellington’s investment process. In this regard, the Board also noted that MFS Investment Management currently serves as sub-adviser to the EQ/MFS Technology Portfolio and would serve as sub-adviser to the EQ/MFS Technology II Portfolio using the same principal investment strategy and portfolio manager.

In reaching its decision to approve the Sub-Advisory Agreement with respect to each Portfolio, the Board considered the overall fairness of the Sub-Advisory Agreement and whether the Sub-Advisory Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio and each Sub-Advisory Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the proposed Sub-Adviser; (2) comparative performance information; (3) the level of the proposed sub-advisory fee; (4) economies of scale that may be realized by the Portfolio; and (5) “fall-out” benefits that may accrue to the proposed Sub-Adviser and its affiliates (i.e., indirect benefits that the Sub-Adviser or its affiliates would not receive but for the relationship with the Portfolio). In considering each Sub-Advisory Agreement, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision.

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In connection with its deliberations, the Board took into account information prepared by the Adviser and the proposed Sub-Advisers, including memoranda and other materials addressing the factors set out above, which were provided to the Trustees prior to the meeting. The information provided to the Trustees described, among other things, the services to be provided by each proposed Sub-Adviser, as well as each proposed Sub-Adviser’s investment personnel, proposed sub-advisory fee, performance information, and other matters. The Board also took into account information provided to the Trustees at prior Board meetings. During the meeting, the Trustees met with senior representatives of the Adviser to discuss the Sub-Advisory Agreements and the information provided. The Independent Trustees also met in executive session during the meeting to discuss the Sub-Advisory Agreements and the information provided. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Sub-Advisory Agreements and also received from legal counsel materials addressing, among other things, the legal standards applicable to their consideration of the Sub-Advisory Agreements.

Although the Board approved the Sub-Advisory Agreements for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the relevant Sub-Advisory Agreement with respect to each Portfolio, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of the information provided, determined that the proposed sub-advisory fee was fair and reasonable and that the approval of the Sub-Advisory Agreement was in the best interests of the applicable Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors it deemed relevant to its decision to approve the Sub-Advisory Agreements.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the relevant proposed Sub-Adviser. In addition to the investment performance and expense information discussed below, the Board considered each proposed Sub-Adviser’s responsibilities with respect to the Portfolio that it would sub-advise pursuant to the Sub-Advisory Agreement, and each proposed Sub-Adviser’s experience in serving as an investment sub-adviser for other portfolios (or allocated portions of other portfolios) of the Trust and, as applicable, as an investment adviser or sub-adviser for funds and/or accounts similar to the Portfolio that it would sub-advise. The Board considered that, subject to the oversight of the Adviser, each proposed Sub-Adviser would be responsible for making investment decisions with respect to the Portfolio that it would sub-advise; placing with brokers or dealers orders for the purchase and sale of investments for the Portfolio that it would sub-advise; and performing certain related administrative functions. The Board also reviewed information regarding each proposed Sub-Adviser’s process for selecting investments for the Portfolio that it would sub-advise, as well as information regarding the qualifications and experience of the proposed Sub-Adviser’s portfolio manager(s) who would provide services to the Portfolio that it would sub-advise. The Board also considered information regarding each proposed Sub-Adviser’s procedures for executing portfolio transactions for the Portfolio that it would sub-advise, and each proposed Sub-Adviser’s policies and procedures for selecting brokers and dealers and, where applicable, obtaining research from those brokers and dealers. In addition, the Board considered information regarding each proposed Sub-Adviser’s trading experience and how each proposed Sub-Adviser would seek to achieve “best execution” on behalf of the Portfolio that it would sub-advise.

The Board also factored into its review its assessment of each proposed Sub-Adviser’s compliance program, policies and procedures, noting that it had considered the Trust’s Chief Compliance Officer’s evaluation of each proposed Sub-Adviser’s compliance program, policies and procedures, and the Chief Compliance Officer’s certification that they were consistent with applicable legal standards, in connection with its annual renewal of the existing investment sub-advisory agreements between the Adviser and each of the proposed Sub-Advisers with respect to other portfolios of the Trust at the July 16-18, 2019 meeting. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving a proposed Sub-Adviser and reviewed information regarding each proposed Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Portfolios. In addition, the Independent Trustees received information about business relationships that the Adviser and/or its affiliates have with the proposed Sub-Advisers and/or their affiliates in addition to the proposed relationships involving the Portfolios. In this regard, the Board also took into account materials regarding the policies and procedures adopted by the Adviser and the Trust to identify and mitigate actual and potential conflicts of interest, including conflicts that may arise in connection with those additional business relationships.

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The Board also received and reviewed performance data relating to each proposed Sub-Adviser’s management of other funds and/or accounts with substantially similar investment strategies as the Portfolio that it would sub-advise, as compared to the performance of that Portfolio and an appropriate benchmark. The Board generally considered long-term performance to be more important than short-term performance. The Board also considered each proposed Sub-Adviser’s expertise, resources, proposed investment strategy, and personnel for advising the Portfolio that it would sub-advise, again noting its familiarity with MFS Investment Management’s proposed investment strategy and portfolio manager with respect to the EQ/MFS Technology II Portfolio. The Trustees also noted that they had reviewed each proposed Sub-Adviser’s performance through their oversight of its management of other portfolios (or allocated portions of other portfolios) of the Trust since its appointment to those portfolios.

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services to be provided by the relevant proposed Sub-Adviser were appropriate for the Portfolio in light of its investment objective and, thus, supported a decision to approve the Sub-Advisory Agreement.

Expenses

The Board considered the proposed sub-advisory fee for the relevant proposed Sub-Adviser with respect to each Portfolio in light of the nature, quality and extent of the overall services to be provided by the proposed Sub-Adviser. In this regard, with respect to each of the EQ/MFS Mid Cap Focused Growth Portfolio and the EQ/MFS Technology II Portfolio, the Board noted that, based on current (and, in the case of the EQ/MFS Technology II Portfolio as discussed in “Economies of Scale” below, aggregate) asset levels, the sub-advisory fee rate to be paid to MFS Investment Management under the relevant proposed Sub-Advisory Agreement is expected to be lower than the sub-advisory fee rate paid to the former sub-adviser under the former investment sub-advisory agreement. With respect to the EQ/Wellington Energy Portfolio, the Board noted that the sub-advisory fee rate to be paid to Wellington under the relevant proposed Sub-Advisory Agreement is lower at all asset levels than the sub-advisory fee rate paid to the former sub-adviser under the former investment sub-advisory agreement. In addition, the Board considered the relative levels of the sub-advisory fee to be paid to the relevant proposed Sub-Adviser with respect to each Portfolio and the advisory fee to be retained by the Adviser in light of, among other factors, the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by the relevant proposed Sub-Adviser. The Board noted that the advisory fee paid by the Portfolios to the Adviser would not change as a result of the approval of the Sub-Advisory Agreements.

The Board further noted that the Adviser, and not a Portfolio, would pay the relevant proposed Sub-Adviser and that each proposed sub-advisory fee was negotiated between the relevant proposed Sub-Adviser and the Adviser. Moreover, the Board noted that the Adviser generally is aware of the fees charged by sub-advisers to other clients and that the Adviser believes that the fee agreed upon with each proposed Sub-Adviser is reasonable in light of the nature, quality and extent of the investment sub-advisory services to be provided. Based on its review, the Board determined, with respect to each Portfolio, that the proposed sub-advisory fee for the relevant proposed Sub-Adviser is fair and reasonable.

Profitability and Costs

The Board also considered, with respect to each Portfolio, the estimated impact of the proposed sub-advisory fee on the profitability of the Adviser. In this regard, the Board noted that the appointment of each of the proposed Sub-Advisers is expected to have a positive impact on the Adviser’s annual profitability at current (and, as applicable, aggregate) asset levels. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of each sub-advisory fee and that the fee to be paid to each proposed Sub-Adviser is the product of negotiations with the Adviser and reflects levels of profitability acceptable to the Adviser and the proposed Sub-Adviser based on the particular circumstances in each case for each of them. The Board noted again that each proposed Sub-Adviser’s fee would be paid by the Adviser and not a Portfolio and that many responsibilities related to the advisory function are retained by the Adviser. In light of all the factors considered, the Board determined that the anticipated profitability to the Adviser remained within the reasonable range of profitability levels previously reported.

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Economies of Scale

The Board also considered whether economies of scale would be realized as a Portfolio grows larger and the extent to which this is reflected in the proposed sub-advisory fee rate schedule with respect to the Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board noted that the proposed sub-advisory fee rate schedule for MFS Investment Management with respect to the EQ/MFS Technology II Portfolio aggregates the assets of the EQ/MFS Technology II Portfolio with the assets of the EQ/MFS Technology Portfolio. The Board also noted that the proposed sub-advisory fee rate schedules for both MFS Investment Management and Wellington include one or more breakpoints that would reduce the sub-advisory fee rate as applicable Portfolio assets under the relevant proposed Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, breakpoints in a sub-advisory fee rate schedule may result in savings to the Adviser and not to investors. The Board also noted that the aggregation of assets may result in the EQ/MFS Technology II Portfolio reaching a breakpoint sooner than if the sub-advisory fee rate schedule did not aggregate assets, which also has the potential to benefit the Adviser. The Board considered these factors, and the relationship they bear to the fee structure charged to the Portfolios by the Adviser, and concluded that there would be a reasonable sharing of benefits from any economies of scale with the Portfolios.

Fall-Out and Other Benefits

The Board also considered possible fall-out benefits and other types of benefits that may accrue to a proposed Sub-Adviser, including the following. The Board considered that a proposed Sub-Adviser, through its position as a Sub-Adviser to a Portfolio, may engage in “soft dollar” transactions. The Board also noted that each proposed Sub-Adviser currently serves as sub-adviser for other portfolios (or allocated portions of other portfolios) of the Trust and receives sub-advisory fees with respect to those other portfolios. In addition, the Board noted that a proposed Sub-Adviser may benefit from greater exposure in the marketplace with respect to the proposed Sub-Adviser’s investment process and from expanding its level of assets under management, and a proposed Sub-Adviser may derive benefits from its association with the Adviser. Based on its review, the Board determined that any fall-out benefits and other types of benefits that may accrue to the proposed Sub-Advisers are fair and reasonable.

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Federal Income Tax Information (Unaudited)

For the year ended December 31, 2019, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
All Asset Growth-Alt 20	41.20%	$133,343	$1,400,824	$12,322,680
EQ/Aggressive Growth Strategy	61.34	841,543	9,565,522	61,289,668
EQ/Franklin Templeton Allocation Managed Volatility	53.31	438,870	3,802,078	53,580,618
1290 VT Small Cap Value	100.00	—	—	11,991,409
1290 VT SmartBeta Equity	68.97	—	—	349,729
EQ/American Century Mid Cap Value	97.38	—	—	255,568
EQ/Capital Guardian Research	99.57	—	—	46,727,367
EQ/Janus Enterprise	100.00	—	—	64,506,879
EQ/MFS Technology	0.00	—	—	—
EQ/Morgan Stanley Small Cap Growth	10.08	—	—	27,989,706
EQ/Science and Technology	17.37	—	—	123,530
EQ/Templeton Global Equity Managed Volatility	33.86	942,251	10,494,351	41,644,772
EQ/UBS Growth and Income	57.06	—	—	1,244,235
Multimanager Mid Cap Growth	100.00	—	—	16,687,612
Multimanager Mid Cap Value	88.77	—	—	12,951,739

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MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information are shown below.

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, NY 10104 (1958)	Trustee, President and Chief Executive Officer	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to present; Chairman of the Board from September 2004 through September 2017	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from April 2017 to 2019, Senior Vice President and Chief Investment Officer of AXA Financial Inc.; from April 2017 to present, Managing Director and Chief Investment Officer and from September 1999 to present, Managing Director, AXA Equitable.	145	None.
Independent Trustees#
Mark A. Barnard c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1949)	Trustee	From April 2017 to present	From 1995 to 1998, Manager of Private Investments, from 1998 to 2001, Director of Private Investments, and from 2001 to 2016, Managing Director — Private Investments, Howard Hughes Medical Institute; from 1985 to 1992, Assistant Director of Real Estate, and from 1992 to 1995, Associate Director of Real Estate, Massachusetts Institute of Technology.	145	None.
Thomas W. Brock c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1947)	Trustee	From January 2016 to present	From June 2016 to May 2017, Director, President and Chief Executive Officer, and from January 2016 to June 2016, Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	145	From December 2012 to January, 2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; from 2016 to present, Chair, and from 2005 to present, Director and Audit Committee Member, Liberty All-Star Funds (2 funds); and from 2006 to 2012, Director, Stone Harbor Investment Funds (5 funds).

298

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees# (Continued)
Michael B. Clement c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1957)	Trustee	From January 2019 to present	From 2011 to present, Professor of Accounting, appointed Department of Accounting Chair effective September 2018, and from 1997 to 2002, Assistant Professor, University of Texas; from 2002 to 2004, Vice President — Global Investment Research, Goldman Sachs; from 1988 to 1991, Vice President — Capital Planning and Analysis, and from 1982 to 1986, Manager — Audit Division, Citicorp; and from 1980 to 1982, Senior Assistant Accountant, Deloitte Haskins & Sells.	145	None.
Donald E. Foley c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1951)	Trustee	From January 2014 to present	Retired. From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax, ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	145

From 2011 to 2012, Director,

and from 2012 to 2016, Advisory Committee Member, M&T Corporation; from 2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; from 2008 to 2010, Advisory Board member, Northern Trust Company and Goldman Sachs Management Groups; from 2015 to present, Director, BioSig Technologies, Inc.; and from 2015 to present, Director, Wilmington Funds.

Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1945)	Trustee	From March 1997 to present	Retired. From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	145	None.

299

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees# (Continued)
H. Thomas McMeekin c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1953)	Trustee	From January 2014 to present	From 2015 to present, CEO of Blue Key Services, LLC; from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	145	From 2015 to present, Director, Blue Key Services, LLC; from 2012 to present, Director Achaean Financial Group; from 2011 to 2012, Director US Life Insurance Company in the City of New York.
Gloria D. Reeg c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From April 2017 to present	From 2007 to 2016, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital; from 2005 to 2007, Trustee and Treasurer, Casey Family Programs (foundation); from 2002 to 2004, Global Head of Fixed Income and Executive Director, Principal Global Investors (asset management firm); 1992 to 2000, Managing Director — Global Consulting, Russell Investment Group.	145	None.
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1953)	Chairman of the Board	From May 2000 to present, Independent Trustee; from September 2011 through September 2017, Lead Independent Trustee; and from October 1, 2017 to present, Chairman of the Board.	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	145	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long-Short Credit Income Fund; from October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund and Blackstone/GSO Floating Rate Enhanced Income Fund.

300

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees# (Continued)
Kathleen Stephansen c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1954)	Trustee	From January 2019 to present	From 2018 to present and in 2016, Senior Economic Advisor-Henderson Institute Center for Macroeconomics, Boston Consulting Group; from 2016 to 2018, Chief Economist, Huawei Technologies USA Inc.; from 2010 to 2016, held various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research — AIG Asset Management; from 2009 to 2010, Chief Economist and Managing Director, Aladdin Capital; from 2000 to 2009, Director and Head of Global Economics, Credit Suisse Securities (USA) LLC; and from 1984 to 2000, Co-Head of Economic Research and Chief International Economist, Donaldson, Lufkin & Jenrette Corporation.	145	None.
Caroline L. Williams c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1946)	Trustee	From January 2012 to present	Retired. From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank); from 1997 to 2009, Director, Hearst-Argyle Television.	145	None.

*	Affiliated with the Manager and/or Distributor
**

Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. The Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years.

†	The registered investment companies in the fund complex include the Trust, AXA Premier VIP Trust, and 1290 Funds.
#

Effective June 30, 2019, Kenneth L. Walker retired from his position as a Trustee of the Trust. Mr. Walker will continue to serve as a consultant to the Board of Trustees of the Trust for a one-year period from July 1, 2019 through June 30, 2020.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained, without charge, by calling 1-877-222-2144.

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The Trust’s Officers

No officer of the Trust, other than the Chief Compliance Officer, receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, FMG LLC, and/or AXA Distributors, LLC. The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, President and Chief Executive Officer	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to present; and Chairman of the Board from September 2004 through September 2017.	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from April 2017 to 2019, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Managing Director and Chief Investment Officer and from September 1999 to present, Managing Director, AXA Equitable.
William MacGregor, Esq. 1290 Avenue of the Americas New York, New York 10104 (1975)	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President and Secretary from August 2018 to present: Chief Legal Officer from October 2018 to present	From August 2018 to present, Managing Director and Associate General Counsel of AXA Equitable: Executive Vice President, General Counsel and Secretary of the Adviser; from January 2017 to June 2018. Executive Director and Deputy General Counsel at UBS Business Solutions LLC; from July 2015 to June 2018, Executive Director and Deputy General Counsel at UBS Asset Management (Americas) Inc.; from June 2012 to July 2015 Senior Vice President, Secretary and Associate General Counsel of the Adviser; from May 2008 to July 2015 Lead Director and Associate Counsel of AXA Equitable.
Brian Walsh 1290 Avenue of the Americas New York, New York 10104 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2011 to present, member of the Board of Directors of FMG LLC; from February 2003 to present, Lead Director of AXA Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas, New York, New York 10104 (1961)	Senior Vice President and Chief Investment Officer	Vice President from June 2010 to June 2016; Senior Vice President and Chief Investment Officer from June 2016 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present, Managing Director of AXA Equitable; from February 2001 to September 2011, Vice President of AXA Equitable.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President and Deputy Chief Investment Officer	Vice President from June 2007 to present; Deputy Chief Investment Officer from June 2016 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director of AXA Equitable.
Joseph J. Paolo*** 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer, Vice President and Anti- Money Laundering Compliance Officer	Chief Compliance Officer from May 2007 to present, Vice President and Anti- Money Laundering Compliance Officer from November 2005 to present	From June 2007 to present, Chief Compliance Officer of FMG LLC; from May 2011 to present, Senior Vice President of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable.
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to May 2019, Senior Director and from June 2019 to present, Lead Director of AXA Equitable.

302

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Michal Levy 1290 Avenue of the Americas, New York, New York 10104 (1979)	Senior Vice President	From September 2019 to present	From December 2014 to present, member of the Board of Directors and from March 2017 to present, Senior Vice President and Chief Operating Officer of FMG LLC; from October 2013 to March 2017, Senior Director and from April 2017 to present, Lead Director of AXA Equitable; from June 2014 to March 2017, Vice President of FMG LLC.
Artemis Brannigan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President	From September 2019 to present	From August 2019 to present, Senior Director of AXA Equitable; from January 2016 to July 2019, Director of Prudential Financial; from October 2006 to December 2015, Vice President of BlackRock.
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (1976)	Vice President	From June 2017 to present	From April 2017 to present, Vice President of FMG LLC; from April 2014 through August 2016, Senior Vice President Zealot Networks; from September 2008 through April 2012, Vice President of FMG LLC.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From July 1999 to present	From June 2012 to present, Senior Vice President of FMG LLC; from February 2011 to June 2016, member of the Board of Directors of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director, AXA Equitable.
Miao Hu 1290 Avenue of the Americas, New York, New York 10104 (1978)	Vice President	From June 2016 to present	From May 2016 to present, Assistant Portfolio Manager and from June 2016 to present, Vice President of FMG LLC; from November 2013 to December 2014, Lead Manager and from December 2014 to present, Director of Portfolio Analytics of FMG LLC.
Thomas Lewis 1290 Avenue of the Americas, New York, New York 10104 (1987)	Vice President	From September 2019 to present	From July 2019 to present, Vice President of FMG LLC; from July 2013 to March 2014, Senior Manager, from April 2014 to May 2015, Lead Manager, from June 2015 to December 2018, Director, and from January 2019 to present, Senior Director of AXA Equitable.
Kevin McCarthy 1290 Avenue of the Americas, New York, New York 10104 (1983)	Vice President	From September 2019 to present	From December 2018 to present, Assistant Portfolio Manager and of FMG LLC Director of AXA Equitable; from August 2015 to November 2018, Lead Manager of AXA Equitable; from October 2013 to August 2015, Senior Quantitative Analyst at Aviva Investors.
Xavier Poutas 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From June 2016 to present	From May 2011 to present, Assistant Portfolio Manager and from June 2016 to present, Vice President of FMG LLC; from November 2008 to August 2013, Director, from September 2013 to September 2018, Senior Director, and from October 2018 to present, Lead Director of AXA Equitable.
Bradley Tobin 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President — Director of Risk	From March 2019 to present	From January 2019 to present, Vice President of FMG LLC; from January 2019 to Present, Director, Risk Management, AXA Equitable; from March 2007 to January 2017, Vice President, Investment Management, Prudential Financial, Inc.; from March 2005 to January 2017, Vice President, AST Investment Services, Inc.; from March 2016 to January 2017, Vice President, Prudential Investments LLC.
Kiesha T. Astwood-Smith, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1973)	Vice President and Assistant Secretary	From September 2015 to present	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from September 2015 to present, Senior Director and Counsel of AXA Equitable; from July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015, Vice President and Assistant Secretary of the Dreyfus Family of Funds.

303

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Maureen E. Kane, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1962)	Vice President and Assistant Secretary	From March 2019 to present	From February 2019 to present, Lead Director and Associate General Counsel of AXA Equitable; from July 2014 to February 2019, Managing Director and Managing Counsel of The Bank of New York Mellon.
Victoria Zozulya, Esq. 1290 Avenue of the Americas, New York, New York, 10104 (1983)	Vice President and Assistant Secretary	From December 2018 to present	From September 2018 to present, Senior Director and Counsel of AXA Equitable; and from March 2014 to August 2018, Vice President and Assistant General Counsel, Neuberger Berman.
Helen Lai 1290 Avenue of the Americas, New York, New York 10104 (1973)	Assistant Vice President	From June 2016 to present	From February 2019 to present, Director and from March 2013 to January 2019, Pricing and Valuation-Compliance of FMG LLC and Senior Manager of AXA Equitable.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From March 2012 to present	From December 2018 to present, Senior Director and from February 2009 to November 2018, Director of AXA Equitable; from April 2015 to present, Vice President of FMG LLC.
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Controller	From March 2009 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (1974)	Assistant Controller	From March 2009 to present	From November 2012 to present, Senior Director of AXA Equitable.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From March 2009 to present	From April 2018 to present, Director and Assistant Secretary and from July 2004 to March 2018, Lead Manager/Legal Assistant of AXA Equitable; and from March 2015 to present, Assistant Vice President and Assistant Secretary of FMG LLC.
Lorelei Fajardo 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Secretary	From June 2016 to present	From July 2013 to present, Senior Manager/ Legal Assistant of AXA Equitable.
Cheryl Cherian 1290 Avenue of the Americas, New York, New York 10104 (1979)	Assistant Secretary	From June 2019 to present	From April 2019 to present, Lead Manager—Legal Assistant of AXA Equitable; from November 2016 to March 2018, Compliance Associate at Manifold Fund Advisors; from 2009 to 2015, R&D scientist at Actavis.
Monica Giron 1290 Avenue of the Americas, New York, New York 10104 (1976)	Assistant Secretary	From July 2019 to present	From June 2019 to present, Lead Manager- Senior Legal Assistant of AXA Equitable; and from August 2015 to May 2019, Senior Paralegal at Gemini Fund Services.

*

The officers in the table above hold similar positions with two other registered investment companies in the fund complex. The registered investment companies in the fund complex include the Trust, AXA Premier VIP Trust, and 1290 Funds.

**	Each officer is elected on an annual basis.
***

During the fiscal year ended December 31, 2019, the Chief Compliance Officer of the Trust received, from the three registered investment companies in the fund complex for which he serves in that capacity, compensation in the amount of $75,000, of which the Trust paid $64,023.

304

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES (Unaudited)

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans and other qualified investors. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its record ownership of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

305

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-877-222-2144 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.axa-equitablefunds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Previously, this information was filed on Form N-Q. These filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

306

AXA Premier VIP Trust Annual Report

December 31, 2019

2019 Market Overview

In 2019, U.S. economic growth continued to grind upward, but at a reduced rate over the prior year. Unemployment drifted to a long-term low while hiring was solid across most industries — including sectors like retail and leisure — suggesting Americans felt confident enough to use earnings on discretionary spending. Core inflation ticked upward to 2.3% at year end, compared to last December’s 2.2% and May’s low of 2.0%. Manufacturing remained a weak spot. The markets faced volatility at mid-year, however, triggered by trade issues, the potential for new tariffs and weakening global economic growth. Disagreement within the U.K. about its withdrawal from the European Union increased uncertainty for the U.K. and eurozone economies. Slowing manufacturing activity and declining business investment were evidence that trade tensions were stifling economic growth across both developed and emerging markets.

Against this backdrop, the Federal Reserve remained on hold for the first half of the year, then cut rates a total of 75 basis points over three straight meetings in the second half of the year. In the last meeting of the year, rates were left unchanged, with Chairman Jerome Powell suggesting that rates would not be moving soon. Unlike earlier sessions throughout 2019, where votes were divided, the decision to leave rates unchanged in December was unanimous. In the rest of the world, central banks also moved to implement accommodative monetary policies to help support capital markets. 2019 was also notable for tight ranges on most large developed market currencies, while emerging market currencies showed larger moves, as is often the case.

Against this macroeconomic backdrop, the U.S. fixed-income markets in the past year were impacted by a flattening of the Treasury yield curve. As the year began, the U.S. bond market rallied, with U.S. investment-grade corporate credit delivering strong returns, as did U.S. high yield. In the second quarter, the 10-year U.S. Treasury yield fell to 2.01%, its lowest level since late 2016, and the amount of negative-yielding debt in the world surged by June to over $13 trillion. Headwinds from the U.S.-China trade conflict, as well as weaker-than-expected economic data, causing long-duration assets such as investment-grade corporate bonds and Treasuries to outperform shorter-duration sectors such as collateralized loan obligations and asset-backed securities. By October, the market value of negative-yielding bonds continued to rise to around $17 trillion. The 10-year U.S. Treasury yield returned to historical lows during the third quarter, before edging up slightly to close out the year.

Looking beyond the U.S., growth worries and increased accommodation from core market central banks were highly supportive for fixed-income markets. Yields ended the year well below where they started and the decline resulted in good performance across most sovereign bond markets. Higher-yielding and riskier markets — with a few exceptions — outperformed lower-yielders. The bond markets of Turkey, Russia, and Mexico outperformed in 2019 while Japan and Norway underperformed by standing still.

In the equity markets, U.S. stocks started off the year with the best first quarter since 1998. This rally was fueled by the hold on Federal Reserve policy and renewed hopes of a trade deal with China. The second quarter was marked by volatility as investors were forced to weigh weaker economic data against the possibility of an upcoming July rate cut. Despite another volatile quarter, the market ended June sitting right around its all-time high. The third quarter opened on the longest expansion on record for the U.S. economy, the lowest unemployment since the 1960s, household wealth at a record high, and housing growth solid, all while inflation remained tame. Despite brewing economic uncertainties surrounding trade and manufacturing, the S&P 500® Index finished the third quarter only 1.5 percentage points from its all-time high. Stocks continued to rally into November, setting record highs as a solid October jobs report, improving China trade talks, easy central bank monetary policies, and the December U.K. election date agreement all fueled the advance. By December, equity markets showed their approval with an 11.11% rally from August 31st through December 31st.

Global recession concerns caused a sharp equity sell-off in August 2019, as investors crowded into asset classes perceived as safer havens. Macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for global equity returns. The same factors that buoyed U.S. returns drove gains in the international markets, although the U.K.’s general election in December delivered a decisive victory to the conservative party, and reaffirmed the original Brexit vote and the U.K.’s eventual exit from the European Union.

In this environment, emerging markets underperformed developed markets. Eastern Europe, supported by excellent returns in Russia and Greece, was the strongest performing region. Asian stock prices, aided by high returns in both information technology and consumer discretionary, rose marginally more than the averages, while Latin American stocks experienced more varied returns and lagged modestly.

2

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the AXA Premier VIP Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the AXA Premier VIP Trust Portfolios. Changes in policy values depend not only on the investment performance of the AXA Premier VIP Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. Each of the AXA Premier VIP Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class A, Class B and/or Class K shares of each Portfolio of the AXA Premier VIP Trust, as applicable. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 2009, through December 31, 2019. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class B shares. Effective January 1, 2012, 12b-1 fees are applicable to Class A shares. 12b-1 fees are not applicable to Class K shares. The values have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. An investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Bloomberg Barclays U.S. Intermediate Government Bond Index (“BIG”)

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of one to ten years.

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (“BIG/C”)

An unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates with maturities of one to ten years.

Dow Jones Moderate Portfolio Index

An index which is composed of a blend of equity, fixed income and cash assets and is designed to represent approximately 60% of the risk of an all-stock index.

Dow Jones Moderately Aggressive Portfolio Index

An index which is composed of a blend of equity, fixed income and cash assets and is designed to represent approximately 80% of the risk of an all-stock index.

Dow Jones Moderately Conservative Portfolio Index

An index which is composed of a blend of equity, fixed income and cash assets and is designed to represent approximately 40% of the risk of an all-stock index.

ICE BofAML 3-Month U.S. Treasury Bill Index (“ICE BofAML 3 mo T-Bill”)

An index which measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

ICE BofAML Global Broad Market ex. U.S. Index (“ICE BofAML Global Broad Market ex. U.S.”)

An index which tracks the performance of investment grade debt publicly issued in the major domestic and eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities and excludes all securities denominated in U.S. dollars.

Morgan Stanley Capital International (MSCI) AC World (Net) Index (“MSCI ACWI or MSCI AC World (Net) Index”) A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 23 emerging markets. The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) EAFE® Index (“MSCI EAFE® Index”) A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 2000® Index (“Russell 2000”)

An unmanaged index which measures the performance of approximately 2000 of the smallest companies in the

3

NOTES ON PERFORMANCE (Unaudited)

Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market- capitalization weighted.

Russell 2000® Growth Index

An index which measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2000® Value Index

An index which measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Standard & Poor’s 500® Composite Stock Index (“S&P 500® Index”)

A weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s MidCap 400® Index (“S&P MidCap 400® Index” or “S&P 400® Index”)

A weighted index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.

The below hypothetical composite benchmarks were created by AXA Equitable Funds Management Group, LLC, the Trust’s investment manager, to show how the performance of certain Portfolios compares with the return of an index or indices. There is no guarantee that any Portfolio will outperform these or any benchmarks. Portions of a hypothetical composite index against which a Portfolio’s performance is measured were created by AXA Equitable Funds Management Group, LLC to show how a Portfolio’s performance compares with the returns of an index.

The Charter Aggressive Growth Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 65%, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 7%, the ICE BofAML Global Broad market ex U.S. Index at a weighting of 3% and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 25%.

The Charter Conservative Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 20%, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 50%, the ICE BofAML Global Broad market ex U.S. Index at a weighting of 25% and ICE BofAML 3- Month U.S. Treasury Bill Index at a weighting of 5%.

The Charter Growth Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 55%, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 17%, the ICE BofAML Global Broad market ex U.S. Index at a weighting of 8% and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 20%.

The Charter Moderate Growth Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 45%, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 27%, the ICE BofAML Global Broad market ex U.S. Index at a weighting of 13% and ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 15%.

The Charter Moderate Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI AC World (Net) Index at a weighting of 35%, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 37%, the ICE BofAML Global Broad market ex U.S. Index at a weighting of 18% and ICE BofAML 3- Month U.S. Treasury Bill Index at a weighting of 10%.

The EQ/Conservative Allocation Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 66%, the MSCI EAFE® Index at a weighting of 5%, the S&P MidCap 400® Index at a weighting of 4%, the S&P 500® Index at a weighting of 10%, the Russell 2000® Index at a weighting of 1%, and the ICE BofAML 3-Month U.S. Treasury Bill Index at a weighting of 14%.

4

EQ/CONSERVATIVE ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class A Shares	9.26%	3.00%	3.61%
Portfolio – Class B Shares	9.25	2.98	3.55
Portfolio – Class K Shares*	9.54	3.24	3.38
EQ/Conservative Allocation Index	9.14	3.47	4.02
S&P 500® Index	31.49	11.70	13.56
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.20	1.99	2.38

* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 9.25% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the EQ/Conservative Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 9.14%, 31.49% and 5.20%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of portfolios invested in a mixture of U.S. stocks, international stocks and intermediate-term bonds. Despite fluctuating trade tensions, concerns over the durability of global economic growth and a year that ended with heightened political tension in the Middle East, the bulk of the Portfolio’s holdings produced attractive gains.

The Portfolio’s return is driven by its relative allocation to the asset class performance detailed below; the EQ/Conservative Allocation Portfolio targets an allocation of 15% in U.S. equities in various capitalization ranges, 5% in international stocks and 80% in investment-grade and high-yield bonds.

Details by sector:

The Portfolio’s return was primarily attributable to its holdings in large U.S. companies, especially those with outsized earnings growth. The U.S. stock market continued its historic bull market, driven in part by continued strength in large growth indexes as easing monetary policy supported strong price/earnings ratio expansion and the late-year thaw of U.S.-China trade tensions encouraged risk taking in equities. Growth continued its dominance over value, largely because of the strength of information technology stocks in the growth indexes, and late-year weakness in energy in the value counterparts.

U.S. small- and mid-sized companies also contributed attractive returns. These companies rallied significantly, although they lagged behind their larger counterparts.

In the international stock markets, the Portfolio’s equity holdings enjoyed robust gains for the year, with developed markets outperforming emerging markets. The boost in prices came largely at the end of the year, after slowing manufacturing activity and declining business investment, evidence of the impact of trade tensions on economic growth, had actually caused a sharp sell-off in August 2019. These macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for a substantial end-of-year rally.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns, as the Federal Reserve first placed interest-rate increases on the back burner early in the year and then eventually reduced rates to reassure markets that had become nervous over the economic implications of global political events. Its actions contributed to falling interest rates, while Middle East tensions spurred a flight to quality, boosting this sector’s returns. Its allocation to high-yield bonds further contributed to the Portfolio’s gains, as these securities generally profited from the same positive trends as equities.

5

EQ/CONSERVATIVE ALLOCATION PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2019
Fixed Income	78.8%
Equity	21.2

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2019
EQ/Intermediate Government Bond Portfolio	29.8%
EQ/Core Bond Index Portfolio	22.4
EQ/PIMCO Ultra Short Bond Portfolio	11.6
ATM Large Cap Managed Volatility Portfolio	7.1
1290 VT DoubleLine Opportunistic Bond Portfolio	4.5
Multimanager Core Bond Portfolio	4.0
EQ/Quality Bond PLUS Portfolio	3.1
EQ/Global Bond PLUS Portfolio	2.1
ATM International Managed Volatility Portfolio	1.8
EQ/Large Cap Core Managed Volatility Portfolio	1.8

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

6

EQ/CONSERVATIVE ALLOCATION PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class A
Actual	$1,000.00	$1,027.10	$2.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.78	2.45
Class B
Actual	1,000.00	1,027.10	2.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.78	2.45
Class K
Actual	1,000.00	1,028.60	1.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.04	1.18

* Expenses are equal to the Portfolio’s Class A, Class B and Class K shares annualized expense ratios of 0.48%, 0.48% and 0.23%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

7

AXA PREMIER VIP TRUST

EQ/CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Equity (21.3%)
1290 VT Equity Income Portfolio‡	1,547,531	$6,884,313
1290 VT GAMCO Small Company Value Portfolio‡	42,709	2,552,726
1290 VT Micro Cap Portfolio‡	125,929	1,324,301
ATM International Managed Volatility Portfolio‡	1,716,542	18,492,268
ATM Large Cap Managed Volatility Portfolio‡	4,784,804	73,333,235
ATM Mid Cap Managed Volatility Portfolio‡	1,569,828	12,473,421
ATM Small Cap Managed Volatility Portfolio‡	471,609	5,690,397
EQ/AB Small Cap Growth Portfolio‡	137,408	2,509,371
EQ/BlackRock Basic Value Equity Portfolio‡	383,565	8,996,637
EQ/Global Equity Managed Volatility Portfolio‡	332,189	5,960,717
EQ/International Core Managed Volatility Portfolio‡	383,392	4,285,729
EQ/International Equity Index Portfolio‡	76,427	753,580
EQ/International Value Managed Volatility Portfolio‡	288,060	3,879,547
EQ/JPMorgan Value Opportunities Portfolio‡	406,590	7,590,508
EQ/Large Cap Core Managed Volatility Portfolio‡	1,616,959	18,211,414
EQ/Large Cap Growth Index Portfolio‡	76,827	1,282,232
EQ/Large Cap Growth Managed Volatility Portfolio‡	386,106	13,932,941
EQ/Large Cap Value Managed Volatility Portfolio‡	382,008	6,992,053
EQ/Loomis Sayles Growth Portfolio‡	531,783	4,921,881
EQ/MFS International Growth Portfolio‡	1,004,890	8,267,726
EQ/Morgan Stanley Small Cap Growth Portfolio‡	189,131	1,993,495

EQ/T. Rowe Price Growth Stock Portfolio*‡	59,760	3,352,871
Multimanager Mid Cap Growth Portfolio*‡	432,175	4,651,219
Multimanager Mid Cap Value Portfolio‡	156,298	2,394,176

Total Equity		220,726,758

Fixed Income (78.7%)
1290 VT DoubleLine Opportunistic Bond Portfolio‡	4,627,107	46,879,001
1290 VT High Yield Bond Portfolio‡	1,432,532	13,741,941
EQ/Core Bond Index Portfolio‡	23,085,400	232,692,400
EQ/Global Bond PLUS Portfolio‡	2,361,896	22,038,553
EQ/Intermediate Government Bond Portfolio‡	29,841,936	309,926,876
EQ/PIMCO Ultra Short Bond Portfolio‡	12,236,813	120,482,942
EQ/Quality Bond PLUS Portfolio‡	3,669,739	31,817,619
Multimanager Core Bond Portfolio‡	4,099,779	40,862,004

Total Fixed Income		818,441,336

Total Investments in Securities (100.0%) (Cost $944,973,812)		1,039,168,094
Other Assets Less Liabilities (0.0%)		416,889

Net Assets (100%)		$1,039,584,983

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
1290 VT Equity Income Portfolio	1,547,531	6,479,166	558,707	(1,376,415)	(8,755)	1,231,610	6,884,313	166,126	88,017
1290 VT GAMCO Small Company Value Portfolio	42,709	5,911,541	271,431	(4,355,801)	1,345,353	(619,798)	2,552,726	20,486	64,442
1290 VT Micro Cap Portfolio	125,929	1,021,772	126,189	—	—	176,340	1,324,301	4,603	121,587
ATM Large Cap Managed Volatility Portfolio	4,784,804	60,787,709	18,915,035	(19,186,563)	1,775,121	11,041,933	73,333,235	1,194,955	5,382,399
ATM Mid Cap Managed Volatility Portfolio	1,569,828	8,827,707	2,941,057	(1,237,317)	3,888	1,938,086	12,473,421	144,227	330,278
ATM Small Cap Managed Volatility Portfolio	471,609	4,158,665	4,027,966	(3,791,465)	185,250	1,109,981	5,690,397	62,989	247,670

See Notes to Financial Statements.

8

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EQ/CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
ATM International Managed Volatility Portfolio	1,716,542	17,477,975	2,891,706	(5,019,106)	249,751	2,891,942	18,492,268	466,776	166,935
EQ/AB Small Cap Growth Portfolio (a)	137,408	3,352,695	354,946	(1,595,612)	9,449	387,893	2,509,371	9,742	227,142
EQ/BlackRock Basic Value Equity Portfolio	383,565	11,433,291	1,172,927	(4,967,403)	1,219,182	138,640	8,996,637	191,608	421,813
EQ/Global Equity Managed Volatility Portfolio (b)	332,189	4,760,421	1,009,075	(791,227)	33,917	948,531	5,960,717	88,289	159,661
EQ/International Core Managed Volatility Portfolio (c)	383,392	4,167,752	401,570	(991,227)	191,141	516,493	4,285,729	90,007	75,438
EQ/International Equity Index Portfolio	76,427	966,080	21,585	(400,000)	65,702	100,213	753,580	21,584	—
EQ/International Value Managed Volatility Portfolio (d)	288,060	2,162,898	1,791,448	(606,039)	27,139	504,101	3,879,547	92,771	80,994
EQ/JPMorgan Value Opportunities Portfolio	406,590	9,357,516	620,684	(4,172,028)	194,726	1,589,610	7,590,508	102,763	95,294
EQ/Large Cap Core Managed Volatility Portfolio (e)	1,616,959	16,426,979	2,167,760	(3,696,368)	992,557	2,320,486	18,211,414	259,300	1,131,647
EQ/Large Cap Growth Index Portfolio	76,827	1,445,009	92,958	(500,000)	178,818	65,447	1,282,232	9,897	83,060
EQ/Large Cap Growth Managed Volatility Portfolio (f)	386,106	12,452,417	1,772,472	(3,100,755)	961,067	1,847,740	13,932,941	83,666	1,030,055
EQ/Large Cap Value Managed Volatility Portfolio (g)	382,008	6,528,184	1,017,230	(1,582,454)	150,300	878,793	6,992,053	143,515	401,467
EQ/Loomis Sayles Growth Portfolio (h)	531,783	6,203,313	513,163	(2,941,227)	467,399	679,233	4,921,881	12,409	264,630
EQ/MFS International Growth Portfolio	1,004,890	9,995,007	783,144	(4,207,028)	472,531	1,224,072	8,267,726	116,567	243,950
EQ/Morgan Stanley Small Cap Growth Portfolio (i)	189,131	2,702,935	234,308	(1,450,000)	21,884	484,368	1,993,495	3,714	230,595
EQ/T. Rowe Price Growth Stock Portfolio*	59,760	4,524,792	191,413	(2,195,613)	251,832	580,447	3,352,871	—	73,350
Multimanager Mid Cap Growth Portfolio*	432,175	3,538,465	678,300	(395,613)	(2,533)	832,600	4,651,219	—	335,238
Multimanager Mid Cap Value Portfolio	156,298	1,853,215	481,469	(210,426)	371	269,547	2,394,176	36,546	170,300
Fixed Income
1290 VT DoubleLine Opportunistic Bond Portfolio	4,627,107	27,995,895	20,343,518	(3,089,193)	9,318	1,619,463	46,879,001	1,392,567	—
1290 VT High Yield Bond Portfolio	1,432,532	13,419,696	1,296,293	(1,978,067)	(4,152)	1,008,171	13,741,941	705,983	—
EQ/Core Bond Index Portfolio	23,085,400	245,699,387	16,244,702	(39,594,605)	113,072	10,229,844	232,692,400	4,967,179	—
EQ/Global Bond PLUS Portfolio	2,361,896	23,106,419	1,434,316	(3,560,521)	(3,461)	1,061,800	22,038,553	231,691	140,064
EQ/Intermediate Government Bond Portfolio	29,841,936	336,218,061	20,820,902	(55,641,176)	(79,996)	8,609,085	309,926,876	5,585,716	—
EQ/PIMCO Ultra Short Bond Portfolio	12,236,813	125,426,395	13,645,384	(18,989,445)	15,704	384,904	120,482,942	3,028,397	—

See Notes to Financial Statements.

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EQ/CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/Quality Bond PLUS Portfolio	3,669,739	32,616,632	1,811,337	(3,880,420)	6,274	1,263,796	31,817,619	574,262	—
Multimanager Core Bond Portfolio	4,099,779	40,651,698	3,604,248	(5,067,260)	(1,848)	1,675,166	40,862,004	973,760	339,227

Total		1,051,669,687	122,237,243	(200,570,374)	8,841,001	56,990,537	1,039,168,094	20,782,095	11,905,253

(a)	Formerly known as AXA/AB Small Cap Growth Portfolio.
(b)	Formerly known as AXA Global Equity Managed Volatility Portfolio.
(c)	Formerly known as AXA International Core Managed Volatility Portfolio.
(d)	Formerly known as AXA International Value Managed Volatility Portfolio.
(e)	Formerly known as AXA Large Cap Core Managed Volatility Portfolio.
(f)	Formerly known as AXA Large Cap Growth Managed Volatility Portfolio.
(g)	Formerly known as AXA Large Cap Value Managed Volatility Portfolio.
(h)	Formerly known as AXA/Loomis Sayles Growth Portfolio.
(i)	Formerly known as AXA/Morgan Stanley Small Cap Growth Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,039,168,094	$—	$1,039,168,094

Total Assets	$—	$1,039,168,094	$—	$1,039,168,094

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,039,168,094	$—	$1,039,168,094

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$122,237,243
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$200,570,374

See Notes to Financial Statements.

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EQ/CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$96,666,053
Aggregate gross unrealized depreciation	(3,292,606)

Net unrealized appreciation	$93,373,447

Federal income tax cost of investments in securities and derivative instruments, if applicable	$945,794,647

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $944,973,812)	$1,039,168,094
Cash	798,574
Receivable for securities sold	508,869
Receivable for Portfolio shares sold	68,742
Other assets	4,349

Total assets	1,040,548,628

LIABILITIES
Payable for Portfolio shares redeemed	428,548
Distribution fees payable – Class B	213,869
Administrative fees payable	108,303
Investment management fees payable	59,539
Trustees’ fees payable	13,208
Distribution fees payable – Class A	4,098
Accrued expenses	136,080

Total liabilities	963,645

NET ASSETS	$1,039,584,983

Net assets were comprised of:
Paid in capital	$933,921,250
Total distributable earnings (loss)	105,663,733

Net assets	$1,039,584,983

Class A
Net asset value, offering and redemption price per share, $19,285,337 / 2,049,889 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.41

Class B
Net asset value, offering and redemption price per share, $1,009,701,342 / 107,265,198 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.41

Class K
Net asset value, offering and redemption price per share, $10,598,304 / 1,128,814 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.39

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$20,782,095
Interest	19,480

Total income	20,801,575

EXPENSES
Distribution fees – Class B	2,563,834
Administrative fees	1,299,798
Investment management fees	1,055,157
Custodian fees	189,001
Printing and mailing expenses	126,862
Professional fees	79,470
Distribution fees – Class A	48,516
Trustees’ fees	34,072
Miscellaneous	19,794

Gross expenses	5,416,504
Less: Waiver from investment manager	(369,200)

Net expenses	5,047,304

NET INVESTMENT INCOME (LOSS)	15,754,271

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	8,841,001
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	11,905,253

Net realized gain (loss)	20,746,254

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	56,990,537

NET REALIZED AND UNREALIZED GAIN (LOSS)	77,736,791

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$93,491,062

See Notes to Financial Statements.

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EQ/CONSERVATIVE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$15,754,271	$15,001,614
Net realized gain (loss)	20,746,254	29,509,653
Net change in unrealized appreciation (depreciation)	56,990,537	(61,336,675)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	93,491,062	(16,825,408)

Distributions to shareholders:
Class A	(714,052)	(806,856)
Class B	(37,452,430)	(41,511,770)
Class K	(418,401)	(347,794)

Total distributions to shareholders	(38,584,883)	(42,666,420)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 155,082 and 182,955 shares, respectively ]	1,451,507	1,708,768
Capital shares issued in reinvestment of dividends and distributions [ 75,852 and 89,274 shares, respectively ]	714,052	806,856
Capital shares repurchased [ (423,405) and (313,125) shares, respectively ]	(3,944,773)	(2,929,138)

Total Class A transactions	(1,779,214)	(413,514)

Class B
Capital shares sold [ 11,207,544 and 14,766,933 shares, respectively ]	104,912,423	138,108,092
Capital shares issued in reinvestment of dividends and distributions [ 3,976,185 and 4,589,052 shares, respectively ]	37,452,430	41,511,770
Capital shares repurchased [ (22,221,346) and (28,720,743) shares, respectively ]	(208,441,582)	(269,480,161)

Total Class B transactions	(66,076,729)	(89,860,299)

Class K
Capital shares sold [ 314,167 and 375,816 shares, respectively ]	2,965,918	3,435,306
Capital shares issued in reinvestment of dividends and distributions [ 44,515 and 38,598 shares, respectively ]	418,401	347,794
Capital shares repurchased [ (266,249) and (236,441) shares, respectively ]	(2,526,501)	(2,188,214)

Total Class K transactions	857,818	1,594,886

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(66,998,125)	(88,678,927)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,091,946)	(148,170,755)
NET ASSETS:
Beginning of year	1,051,676,929	1,199,847,684

End of year	$1,039,584,983	$1,051,676,929

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2019		2018		2017		2016		2015
Net asset value, beginning of year	$8.94		$9.46		$9.34		$9.29		$9.55

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14		0.13		0.10		0.08		0.06
Net realized and unrealized gain (loss)	0.69		(0.28)		0.37		0.18		(0.07)

Total from investment operations	0.83		(0.15)		0.47		0.26		(0.01)

Less distributions:
Dividends from net investment income	(0.16)		(0.14)		(0.11)		(0.09)		(0.08)
Distributions from net realized gains	(0.20)		(0.23)		(0.24)		(0.12)		(0.17)

Total dividends and distributions	(0.36)		(0.37)		(0.35)		(0.21)		(0.25)

Net asset value, end of year	$9.41		$8.94		$9.46		$9.34		$9.29

Total return	9.26%		(1.59)%		5.03%		2.84%		(0.16)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$19,285		$20,046		$21,594		$23,596		$25,419
Ratio of expenses to average net assets:
After waivers (f)	0.48	%(j)	0.47	%(j)	0.47	%(j)	0.46	%(j)	0.47	%(j)
Before waivers (f)	0.52%		0.52%		0.53%		0.53%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.51%		1.40%		0.99%		0.86%		0.64%
Before waivers (f)(x)	1.48%		1.35%		0.93%		0.80%		0.60%
Portfolio turnover rate^	12%		12%		9%		12%		10%

	Year Ended December 31,
Class B	2019		2018		2017		2016		2015
Net asset value, beginning of year	$8.94		$9.46		$9.35		$9.29		$9.56

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14		0.12		0.09		0.08		0.06
Net realized and unrealized gain (loss)	0.69		(0.27)		0.37		0.19		(0.08)

Total from investment operations	0.83		(0.15)		0.46		0.27		(0.02)

Less distributions:
Dividends from net investment income	(0.16)		(0.14)		(0.11)		(0.09)		(0.08)
Distributions from net realized gains	(0.20)		(0.23)		(0.24)		(0.12)		(0.17)

Total dividends and distributions	(0.36)		(0.37)		(0.35)		(0.21)		(0.25)

Net asset value, end of year	$9.41		$8.94		$9.46		$9.35		$9.29

Total return	9.25%		(1.59)%		4.91%		2.95%		(0.26)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,009,701		$1,022,384		$1,170,151		$1,326,851		$1,382,210
Ratio of expenses to average net assets:
After waivers (f)	0.48	%(j)	0.47	%(j)	0.47	%(j)	0.46	%(j)	0.47	%(j)
Before waivers (f)	0.52%		0.52%		0.53%		0.53%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.49%		1.33%		0.91%		0.86%		0.66%
Before waivers (f)(x)	1.45%		1.28%		0.85%		0.80%		0.61%
Portfolio turnover rate^	12%		12%		9%		12%		10%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2019		2018		2017		2016		2015
Net asset value, beginning of year	$8.92		$9.44		$9.33		$9.27		$9.54

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.18		0.16		0.14		0.12		0.11
Net realized and unrealized gain (loss)	0.67		(0.28)		0.34		0.18		(0.11)

Total from investment operations	0.85		(0.12)		0.48		0.30		—	#

Less distributions:
Dividends from net investment income	(0.18)		(0.17)		(0.13)		(0.12)		(0.10)
Distributions from net realized gains	(0.20)		(0.23)		(0.24)		(0.12)		(0.17)

Total dividends and distributions	(0.38)		(0.40)		(0.37)		(0.24)		(0.27)

Net asset value, end of year	$9.39		$8.92		$9.44		$9.33		$9.27

Total return	9.54%		(1.34)%		5.18%		3.21%		(0.02)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,598		$9,246		$8,103		$4,697		$3,647
Ratio of expenses to average net assets:
After waivers (f)	0.23	%(j)	0.22	%(j)	0.22	%(j)	0.21	%(j)	0.22	%(j)
Before waivers (f)	0.27%		0.27%		0.28%		0.28%		0.27%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.89%		1.69%		1.49%		1.31%		1.12%
Before waivers (f)(x)	1.85%		1.64%		1.43%		1.25%		1.08%
Portfolio turnover rate^	12%		12%		9%		12%		10%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class A, 1.00% for Class B and 0.75% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

15

CHARTERSM CONSERVATIVE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class B Shares*	11.96%	3.77%	3.42%
Charter Conservative Index	9.93	3.54	3.06
Dow Jones Moderately Conservative Portfolio Index	14.14	5.08	4.94

* Date of inception 10/30/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 11.96% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Charter Conservative Index and the Dow Jones Moderately Conservative Portfolio Index, which returned 9.93% and 14.14%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of portfolios invested in a mixture of global stocks, intermediate-term bonds and alternative investments. Despite fluctuating trade tensions, concerns over the durability of global economic growth and a year that ended with heightened political tension in the Middle East, the bulk of the Portfolio’s holdings produced attractive gains. The Portfolio’s return is largely driven by its relative allocation to the asset class performance detailed below: CharterSM Conservative Portfolio targets an allocation in of 20% in global equities in various capitalization ranges, 75% in investment grade and high-yield bonds, and 5% in alternative investments.

Details by sector:

The Portfolio’s return was primarily attributable to its holdings in big U.S. companies, especially those with outsized earnings growth. The U.S. stock market continued its historic bull market, driven in part by continued strength in large growth indexes as easing monetary policy supported strong price/earnings ratio expansion and the late-year thaw of U.S.-China trade tensions encouraged risk taking in equities. Growth continued its dominance over value, largely because of the strength of information technology in the former indexes, and the late-year weakness in energy in their value counterparts.

U.S. small- and mid-sized companies also contributed attractive returns. These companies rallied significantly, although they lagged behind their larger counterparts.

In the international stock markets, the Portfolio’s equity holdings enjoyed robust gains for the year, with developed markets outperforming emerging markets. The boost in prices came largely at the end of the year, as slowing manufacturing activity and declining business investment, evidence of the impact of trade tensions on economic growth, actually caused a sharp sell-off in August 2019. These macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for a substantial end-of-year rally.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns, as the Fed first placed interest-rate increases on the back burner and eventually reduced rates to reassure markets that had become nervous over the economic implications of global political events. Its actions contributed to falling interest rates, while Middle East tensions spurred a flight to quality, boosting this sector’s returns. Its small allocation to high-yield bonds further contributed to the Portfolio’s gains, as these securities generally profited from the same positive trends as equities.

In the alternative markets, categories and strategies that provided positive returns included precious metals and real estate. A global long/short strategy, as well as a global macro strategy lagged the broader markets.

16

CHARTERSM CONSERVATIVE PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2019
Fixed Income	66.6%
Equity	21.6
Alternatives	11.0
Commodity	0.4
Specialty	0.4

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2019
1290 VT Convertible Securities Portfolio	8.4%
iShares JP Morgan USD Emerging Markets Bond ETF	7.5
EQ/PIMCO Ultra Short Bond Portfolio	7.4
Multimanager Core Bond Portfolio	7.4
EQ/Global Bond PLUS Portfolio	7.4
EQ/Intermediate Government Bond Portfolio	7.4
EQ/PIMCO Global Real Return Portfolio	6.3
Vanguard Total International Bond ETF	6.1
1290 VT High Yield Bond Portfolio	4.8
iShares Floating Rate Bond ETF	4.6

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class B
Actual	$1,000.00	$1,031.50	$3.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.99	3.25

* Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.64%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Commodity (0.4%)
Invesco DB Base Metals Fund	1,320	$19,721
Invesco DB Commodity Index Tracking Fund	4,390	70,020
Invesco DB Gold Fund	1,870	84,636
Invesco DB Silver Fund	400	10,250

Total Commodity		184,627

Equity (1.8%)
Invesco S&P 500 BuyWrite ETF	9,650	207,861
iShares Global Infrastructure ETF	4,040	193,556
iShares Micro-Cap ETF	640	63,674
iShares MSCI EAFE Small-Cap ETF	3,470	216,112
iShares U.S. Oil & Gas Exploration & Production ETF	1,740	96,622

Total Equity		777,825

Fixed Income (22.1%)
iShares Floating Rate Bond ETF	38,920	1,981,807
iShares International Treasury Bond ETF	1,640	82,279
iShares JP Morgan USD Emerging Markets Bond ETF	27,820	3,187,059
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	43,030	1,159,228
Vanguard Short-Term Inflation-Protected Securities ETF	10,180	501,670
Vanguard Total International Bond ETF	46,310	2,620,220

Total Fixed Income		9,532,263

Specialty (0.4%)
Invesco DB G10 Currency Harvest Fund	7,390	179,651

Total Exchange Traded Funds (24.7%) (Cost $10,437,905)		10,674,366

INVESTMENT COMPANIES:
Alternatives (10.9%)
1290 VT Convertible Securities Portfolio‡	305,494	3,600,304
1290 VT Energy Portfolio‡	10,012	58,578
1290 VT GAMCO Mergers & Acquisitions Portfolio‡	44,673	547,304
1290 VT Natural Resources Portfolio‡	9,337	71,632
1290 VT Real Estate Portfolio‡	13,425	155,993
AQR Managed Futures Strategy Fund, Institutional Class	7,731	64,244
BlackRock Global Long/Short Credit Fund, Institutional Class	9,921	98,518
Franklin K2 Alternative Strategies Fund, Advisor Class	8,238	94,979

Total Alternatives		4,691,552

Equity (19.6%)
1290 VT GAMCO Small Company Value Portfolio‡	7,078	423,068
1290 VT Low Volatility Global Equity Portfolio‡	18,432	235,712
1290 VT Micro Cap Portfolio‡	16,077	169,064
1290 VT SmartBeta Equity Portfolio‡	16,318	235,357
EQ/AB Small Cap Growth Portfolio‡	23,999	438,269
EQ/BlackRock Basic Value Equity Portfolio‡	19,147	449,110
EQ/Capital Guardian Research Portfolio‡	33,516	875,075
EQ/ClearBridge Large Cap Growth Portfolio‡	33,354	457,249
EQ/Emerging Markets Equity PLUS Portfolio‡	45,756	458,394
EQ/International Equity Index Portfolio‡	108,356	1,068,413
EQ/Invesco Comstock Portfolio‡	25,364	452,478
EQ/Janus Enterprise Portfolio‡	31,351	685,687
EQ/MFS International Growth Portfolio‡	84,331	693,831
EQ/T. Rowe Price Growth Stock Portfolio*‡	8,292	465,247
Financial Investors Trust – Listed Private Equity Fund, Institutional Class	1,975	14,594
MSIF Frontier Markets Portfolio, Institutional Class	12,286	210,088
Multimanager Mid Cap Value Portfolio‡	43,544	667,006
Templeton Emerging Markets Small Cap Fund, Advisor Class	17,139	225,202
Templeton Global Smaller Companies Fund, Advisor Class	26,524	257,285

Total Equity		8,481,129

Fixed Income (44.0%)
1290 VT High Yield Bond Portfolio‡	213,349	2,046,607
Eaton Vance Floating-Rate Fund, Institutional Class	131,848	1,166,854
EQ/Global Bond PLUS Portfolio‡	339,960	3,172,127
EQ/Intermediate Government Bond Portfolio‡	304,967	3,167,273
EQ/PIMCO Global Real Return Portfolio‡	270,545	2,686,495
EQ/PIMCO Ultra Short Bond Portfolio‡	322,643	3,176,724
Multimanager Core Bond Portfolio‡	318,373	3,173,188
PIMCO International Bond Fund Unhedged, Institutional Class	40,954	398,074

Total Fixed Income		18,987,342

Total Investment Companies (74.5%) (Cost $30,747,841)		32,160,023

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Value (Note 1)

Total Investments in Securities (99.2%) (Cost $41,185,746)	$42,834,389
Other Assets Less Liabilities (0.8%)	361,846

Net Assets (100%)	$43,196,235

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (d)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Alternatives
1290 VT Convertible Securities Portfolio	305,494	2,567,555	1,366,239	(792,807)	1,239	458,078	3,600,304	108,686	86,881
1290 VT Energy Portfolio	10,012	40,584	27,216	(12,590)	(14)	3,382	58,578	1,196	1
1290 VT GAMCO Mergers & Acquisitions Portfolio	44,673	415,562	204,523	(88,129)	6	15,342	547,304	23,533	1,238
1290 VT Natural Resources Portfolio	9,337	52,042	29,273	(12,590)	(6)	2,913	71,632	3,551	—
1290 VT Real Estate Portfolio	13,425	105,089	59,363	(25,180)	24	16,697	155,993	7,081	840
Equity
1290 VT GAMCO Small Company Value Portfolio	7,078	284,984	142,624	(62,949)	(57)	58,466	423,068	3,329	10,689
1290 VT Low Volatility Global Equity Portfolio	18,432	160,927	84,283	(37,770)	(20)	28,292	235,712	6,435	686
1290 VT Micro Cap Portfolio	16,077	108,058	67,624	(25,180)	(70)	18,632	169,064	590	15,592
1290 VT SmartBeta Equity Portfolio	16,318	150,897	83,397	(37,770)	16	38,817	235,357	3,035	3,196
EQ/AB Small Cap Growth Portfolio (a)	23,999	316,253	168,033	(96,949)	(139)	51,071	438,269	1,332	38,097
EQ/BlackRock Basic Value Equity Portfolio	19,147	304,637	158,017	(62,949)	39	49,366	449,110	9,186	20,225
EQ/Capital Guardian Research Portfolio	33,516	627,894	385,005	(247,189)	3,116	106,249	875,075	6,727	95,347
EQ/ClearBridge Large Cap Growth Portfolio (b)	33,354	311,671	182,162	(117,039)	654	79,801	457,249	1,087	26,747
EQ/Emerging Markets Equity PLUS Portfolio	45,756	321,031	212,624	(138,449)	379	62,809	458,394	7,979	40
EQ/International Equity Index Portfolio	108,356	789,110	365,118	(246,669)	(29)	160,883	1,068,413	30,734	9
EQ/Invesco Comstock Portfolio	25,364	291,391	182,355	(75,539)	156	54,115	452,478	8,606	19,422
EQ/Janus Enterprise Portfolio (c)	31,351	474,306	247,251	(167,919)	(1,607)	133,656	685,687	1,222	40,262

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (d)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/MFS International Growth Portfolio	84,331	452,198	234,375	(100,719)	223	107,754	693,831	9,670	18,936
EQ/T. Rowe Price Growth Stock Portfolio*	8,292	317,349	164,425	(109,539)	1,079	91,933	465,247	—	10,101
Multimanager Mid Cap Value Portfolio	43,544	475,074	263,390	(142,219)	233	70,528	667,006	10,185	47,437
Fixed Income
1290 VT High Yield Bond Portfolio	213,349	1,492,544	773,689	(327,337)	(10)	107,721	2,046,607	104,926	14
EQ/Global Bond PLUS Portfolio	339,960	2,401,060	1,195,639	(541,596)	(44)	117,068	3,172,127	33,372	20,174
EQ/Intermediate Government Bond Portfolio	304,967	2,395,646	1,215,337	(503,596)	110	59,776	3,167,273	57,042	—
EQ/PIMCO Global Real Return Portfolio	270,545	2,017,913	1,125,947	(542,056)	1,050	83,641	2,686,495	99,151	1,280
EQ/PIMCO Ultra Short Bond Portfolio	322,643	2,356,947	1,326,573	(503,596)	71	(3,271)	3,176,724	79,830	—
Multimanager Core Bond Portfolio	318,373	2,377,111	1,231,491	(541,596)	(40)	106,222	3,173,188	67,547	26,400

Total		21,607,833	11,495,973	(5,559,921)	6,359	2,079,941	29,630,185	686,032	483,614

(a)	Formerly known as AXA/AB Small Cap Growth Portfolio.
(b)	Formerly known as AXA/ClearBridge Large Cap Growth Portfolio.
(c)	Formerly known as AXA/Janus Enterprise Portfolio.
(d)	Purchases at Cost were adjusted to account for return of capital distributions from fund of funds investments, if applicable.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$10,674,366	$—	$—	$10,674,366
Investment Companies
Investment Companies	2,529,838	29,630,185	—	32,160,023

Total Assets	$13,204,204	$29,630,185	$—	$42,834,389

Total Liabilities	$—	$—	$—	$—

Total	$13,204,204	$29,630,185	$—	$42,834,389

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$15,123,887
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$6,380,609

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,860,739
Aggregate gross unrealized depreciation	(222,070)

Net unrealized appreciation	$1,638,669

Federal income tax cost of investments in securities and derivative instruments, if applicable	$41,195,720

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $28,230,587)	$29,630,185
Unaffiliated Issuers (Cost $12,955,159)	13,204,204
Cash	456,067
Receivable for Portfolio shares sold	173,516
Receivable from investment manager	8,560
Dividends, interest and other receivables	709
Other assets	149

Total assets	43,473,390

LIABILITIES
Payable for securities purchased	182,313
Payable for Portfolio shares redeemed	17,290
Distribution fees payable – Class B	9,038
Trustees’ fees payable	155
Accrued expenses	68,359

Total liabilities	277,155

NET ASSETS	$43,196,235

Net assets were comprised of:
Paid in capital	$41,124,870
Total distributable earnings (loss)	2,071,365

Net assets	$43,196,235

Class B
Net asset value, offering and redemption price per share, $43,196,235 / 4,106,576 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.52

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($686,032 of dividend income received from affiliates)	$1,117,917
Interest	5,077

Total income	1,122,994

EXPENSES
Custodian fees	172,000
Distribution fees – Class B	94,602
Investment management fees	56,762
Administrative fees	46,595
Professional fees	40,957
Printing and mailing expenses	24,471
Tax expense	1,649
Trustees’ fees	1,160
Miscellaneous	547

Gross expenses	438,743
Less: Waiver from investment manager	(103,357)
Reimbursement from investment manager	(96,153)

Net expenses	239,233

NET INVESTMENT INCOME (LOSS)	883,761

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($6,359 of realized gain (loss) from affiliates)	5,441
Net distributions of realized gain received from underlying funds ($483,614 received from affiliates)	499,907

Net realized gain (loss)	505,348

Net change in unrealized appreciation (depreciation) on investments in securities ($2,079,941 of change in unrealized appreciation (depreciation) from affiliates)	2,694,529

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,199,877

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,083,638

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$883,761	$657,392
Net realized gain (loss)	505,348	497,928
Net change in unrealized appreciation (depreciation)	2,694,529	(2,213,650)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,083,638	(1,058,330)

Distributions to shareholders:
Class B	(1,407,795)	(912,924)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 1,411,803 and 756,610 shares, respectively ]	14,673,292	7,793,346
Capital shares issued in reinvestment of dividends and distributions [ 134,054 and 92,839 shares, respectively ]	1,407,795	912,924
Capital shares repurchased [ (688,587) and (600,450) shares, respectively ]	(7,160,047)	(6,189,065)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	8,921,040	2,517,205

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,596,883	545,951
NET ASSETS:
Beginning of year	31,599,352	31,053,401

End of year	$43,196,235	$31,599,352

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.72		$10.35		$9.78		$9.44		$9.90

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.24		0.21		0.16		0.22		0.16
Net realized and unrealized gain (loss)	0.92		(0.54)		0.63		0.32		(0.42)

Total from investment operations	1.16		(0.33)		0.79		0.54		(0.26)

Less distributions:
Dividends from net investment income	(0.25)		(0.20)		(0.17)		(0.19)		(0.14)
Distributions from net realized gains	(0.11)		(0.10)		(0.05)		(0.01)		(0.06)

Total dividends and distributions	(0.36)		(0.30)		(0.22)		(0.20)		(0.20)

Net asset value, end of year	$10.52		$9.72		$10.35		$9.78		$9.44

Total return	11.96%		(3.30)%		8.07%		5.69%		(2.67)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$43,196		$31,599		$31,053		$28,928		$17,270
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.63	%(j)	0.61	%(j)	0.60	%(j)	0.58	%(k)	0.62%
Before waivers and reimbursements (f)	1.16%		1.23%		1.27%		1.51%		2.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.34%		2.07%		1.53%		2.29%		1.58%
Before waivers and reimbursements (f)(x)	1.81%		1.46%		0.87%		1.37%		0.06%
Portfolio turnover rate^	17%		18%		20%		11%		47%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.25% for Class B.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.06% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

24

CHARTERSM MODERATE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class B Shares*	14.82%	4.53%	4.10%
Charter Moderate Index	12.74	4.44	3.97
Dow Jones Moderately Conservative Portfolio Index	14.14	5.08	4.94

* Date of inception 10/30/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 14.82% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Charter Moderate Index and the Dow Jones Moderately Conservative Portfolio Index, which returned 12.74% and 14.14%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of portfolios invested in a mixture of global stocks, intermediate-term bonds and alternative investments. Despite fluctuating trade tensions, concerns over the durability of global economic growth and a year that ended with heightened political tension in the Middle East, the bulk of the Portfolio’s holdings produced attractive gains. The Portfolio’s return is largely driven by its relative allocation to the asset class performance detailed below: CharterSM Moderate Portfolio targets an allocation in of 35% in global equities in various capitalization ranges, 55% in investment grade and high-yield bonds, and 10% in alternative investments.

Details by sector:

The Portfolio’s return was primarily attributable to its holdings in big U.S. companies, especially those with outsized earnings growth. The U.S. stock market continued its historic bull market, driven in part by continued strength in large growth indexes as easing monetary policy supported strong price/earnings ratio expansion and the late-year thaw of U.S.-China trade tensions encouraged risk taking in equities. Growth continued its dominance over value, largely because of the strength of information technology in the former indexes, and the late-year weakness in energy in their value counterparts.

U.S. small- and mid-sized companies also contributed attractive returns. These companies rallied significantly, although they lagged behind their larger counterparts.

In the international stock markets, the Portfolio’s equity holdings enjoyed robust gains for the year, with developed markets outperforming emerging markets. The boost in prices came largely at the end of the year, as slowing manufacturing activity and declining business investment, evidence of the impact of trade tensions on economic growth, actually caused a sharp sell-off in August 2019. These macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for a substantial end-of-year rally.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns, as the Fed first placed interest-rate increases on the back burner and eventually reduced rates to reassure markets that had become nervous over the economic implications of global political events. Its actions contributed to falling interest rates, while Middle East tensions spurred a flight to quality, boosting this sector’s returns. Its small allocation to high-yield bonds further contributed to the Portfolio’s gains, as these securities generally profited from the same positive trends as equities.

In the alternative markets, categories and strategies that provided positive returns included precious metals and real estate. A global long/short strategy, as well as a global macro strategy lagged the broader markets.

25

CHARTERSM MODERATE PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2019
Fixed Income	48.6%
Equity	38.1
Alternatives	11.6
Commodity	0.9
Specialty	0.8

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2019
1290 VT Convertible Securities Portfolio	6.6%
Multimanager Core Bond Portfolio	5.5
EQ/Global Bond PLUS Portfolio	5.5
EQ/PIMCO Ultra Short Bond Portfolio	5.4
EQ/Intermediate Government Bond Portfolio	5.4
iShares JP Morgan USD Emerging Markets Bond ETF	5.3
EQ/PIMCO Global Real Return Portfolio	4.6
EQ/International Equity Index Portfolio	4.5
Vanguard Total International Bond ETF	4.2
iShares Floating Rate Bond ETF	3.8

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class B
Actual	$1,000.00	$1,039.90	$2.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.29	2.95

* Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.58%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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CHARTERSM MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Commodity (0.9%)
Invesco DB Base Metals Fund	3,010	$44,969
Invesco DB Commodity Index Tracking Fund	6,830	108,939
Invesco DB Gold Fund	4,280	193,713
Invesco DB Silver Fund	1,090	27,931

Total Commodity		375,552

Equity (3.0%)
Invesco S&P 500 BuyWrite ETF	13,890	299,191
iShares Global Infrastructure ETF	6,950	332,974
iShares Micro-Cap ETF	800	79,592
iShares MSCI EAFE Small-Cap ETF	5,130	319,496
iShares U.S. Oil & Gas Exploration & Production ETF	3,460	192,134

Total Equity		1,223,387

Fixed Income (16.1%)
iShares Floating Rate Bond ETF	29,960	1,525,563
iShares International Treasury Bond ETF	2,040	102,347
iShares JP Morgan USD Emerging Markets Bond ETF	18,650	2,136,544
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	28,870	777,758
Vanguard Short-Term Inflation-Protected Securities ETF	6,500	320,320
Vanguard Total International Bond ETF	29,870	1,690,044

Total Fixed Income		6,552,576

Specialty (0.8%)
Invesco DB G10 Currency Harvest Fund	12,470	303,146

Total Exchange Traded Funds (20.8%) (Cost $8,277,879)		8,454,661

INVESTMENT COMPANIES:
Alternatives (11.5%)
1290 VT Convertible Securities Portfolio‡	227,673	2,683,166
1290 VT Energy Portfolio‡	28,114	164,481
1290 VT GAMCO Mergers & Acquisitions Portfolio‡	50,781	622,130
1290 VT Natural Resources Portfolio‡	20,310	155,806
1290 VT Real Estate Portfolio‡	30,654	356,175
AQR Managed Futures Strategy Fund, Institutional Class	32,346	268,790
BlackRock Global Long/Short Credit Fund, Institutional Class	29,637	294,297
Franklin K2 Alternative Strategies Fund, Advisor Class	12,996	149,842

Total Alternatives		4,694,687

Equity (34.9%)
1290 VT GAMCO Small Company Value Portfolio‡	12,498	747,016
1290 VT Low Volatility Global Equity Portfolio‡	30,597	391,271
1290 VT Micro Cap Portfolio‡	26,691	280,690
1290 VT SmartBeta Equity Portfolio‡	24,901	359,146
EQ/AB Small Cap Growth Portfolio‡	38,442	702,028
EQ/BlackRock Basic Value Equity Portfolio‡	31,637	742,044
EQ/Capital Guardian Research Portfolio‡	55,102	1,438,653
EQ/ClearBridge Large Cap Growth Portfolio‡	55,143	755,956
EQ/Emerging Markets Equity PLUS Portfolio‡	73,257	733,905
EQ/International Equity Index Portfolio‡	182,783	1,802,267
EQ/Invesco Comstock Portfolio‡	40,335	719,554
EQ/Janus Enterprise Portfolio‡	50,499	1,104,460
EQ/MFS International Growth Portfolio‡	136,042	1,119,286
EQ/T. Rowe Price Growth Stock Portfolio*‡	13,444	754,297
Financial Investors Trust – Listed Private Equity Fund, Institutional Class	44,136	326,168
MSIF Frontier Markets Portfolio, Institutional Class	20,827	356,147
Multimanager Mid Cap Value Portfolio‡	70,226	1,075,726
Templeton Emerging Markets Small Cap Fund, Advisor Class	26,157	343,701
Templeton Global Smaller Companies Fund, Advisor Class	43,984	426,645

Total Equity		14,178,960

Fixed Income (32.2%)
1290 VT High Yield Bond Portfolio‡	146,252	1,402,964
Eaton Vance Floating-Rate Fund, Institutional Class	78,697	696,470
EQ/Core Bond Index Portfolio‡	2,206	22,235
EQ/Global Bond PLUS Portfolio‡	237,355	2,214,727
EQ/Intermediate Government Bond Portfolio‡	210,264	2,183,719
EQ/PIMCO Global Real Return Portfolio‡	187,874	1,865,583
EQ/PIMCO Ultra Short Bond Portfolio‡	222,945	2,195,099
Multimanager Core Bond Portfolio‡	223,047	2,223,082
PIMCO International Bond Fund Unhedged, Institutional Class	30,137	292,936

Total Fixed Income		13,096,815

Total Investment Companies (78.6%) (Cost $30,321,115)		31,970,462

See Notes to Financial Statements.

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CHARTERSM MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Value (Note 1)

Total Investments in Securities (99.4%) (Cost $38,598,994)	$40,425,123
Other Assets Less Liabilities (0.6%)	225,338

Net Assets (100%)	$40,650,461

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (d)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Alternatives
1290 VT Convertible Securities Portfolio	227,673	2,125,464	647,704	(454,621)	(435)	365,054	2,683,166	80,631	64,492
1290 VT Energy Portfolio	28,114	103,246	70,547	(20,930)	(122)	11,740	164,481	4,186	1
1290 VT GAMCO Mergers & Acquisitions Portfolio	50,781	535,813	149,282	(83,719)	(47)	20,801	622,130	26,448	1,396
1290 VT Natural Resources Portfolio	20,310	130,831	38,091	(20,930)	(23)	7,837	155,806	7,731	—
1290 VT Real Estate Portfolio	30,654	276,218	78,813	(41,860)	126	42,878	356,175	16,176	1,918
Equity
1290 VT GAMCO Small Company Value Portfolio	12,498	582,065	197,386	(146,684)	392	113,857	747,016	5,885	18,885
1290 VT Low Volatility Global Equity Portfolio	30,597	305,366	87,732	(52,325)	268	50,230	391,271	10,693	1,140
1290 VT Micro Cap Portfolio	26,691	234,568	72,430	(66,395)	835	39,252	280,690	980	25,910
1290 VT SmartBeta Equity Portfolio	24,901	263,263	85,413	(52,325)	195	62,600	359,146	4,639	4,875
EQ/AB Small Cap Growth Portfolio (a)	38,442	558,317	199,774	(146,684)	378	90,243	702,028	2,136	61,021
EQ/BlackRock Basic Value Equity Portfolio	31,637	563,367	185,281	(94,184)	(75)	87,655	742,044	15,199	33,466
EQ/Capital Guardian Research Portfolio	55,102	1,149,744	495,215	(407,168)	1,003	199,859	1,438,653	11,070	156,910
EQ/ClearBridge Large Cap Growth Portfolio (b)	55,143	567,326	181,759	(130,184)	2,300	134,755	755,956	1,796	43,344
EQ/Emerging Markets Equity PLUS Portfolio	73,257	595,474	221,465	(187,084)	(250)	104,300	733,905	12,794	54
EQ/International Equity Index Portfolio	182,783	1,427,575	455,075	(357,693)	10	277,300	1,802,267	51,919	23
EQ/Invesco Comstock Portfolio	40,335	570,578	181,418	(133,184)	966	99,776	719,554	13,697	31,105
EQ/Janus Enterprise Portfolio (c)	50,499	847,685	279,381	(251,909)	1,016	228,287	1,104,460	1,971	64,892
EQ/MFS International Growth Portfolio	136,042	857,924	243,346	(172,044)	45	190,015	1,119,286	15,616	30,394

See Notes to Financial Statements.

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CHARTERSM MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (d)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/T. Rowe Price Growth Stock Portfolio*	13,444	570,948	152,999	(129,184)	(308)	159,842	754,297	—	16,380
Multimanager Mid Cap Value Portfolio	70,226	855,236	290,334	(194,544)	880	123,820	1,075,726	16,446	76,552
Fixed Income
1290 VT High Yield Bond Portfolio	146,252	1,163,521	345,262	(188,368)	(261)	82,810	1,402,964	72,020	8
EQ/Core Bond Index Portfolio	2,206	20,872	470	—	—	893	22,235	472	—
EQ/Global Bond PLUS Portfolio	237,355	1,864,076	628,962	(365,017)	67	86,639	2,214,727	23,328	14,103
EQ/Intermediate Government Bond Portfolio	210,264	1,838,091	665,009	(365,017)	68	45,568	2,183,719	39,378	—
EQ/PIMCO Global Real Return Portfolio	187,874	1,546,847	543,152	(287,158)	946	61,796	1,865,583	68,946	892
EQ/PIMCO Ultra Short Bond Portfolio	222,945	1,811,980	676,567	(293,017)	37	(468)	2,195,099	55,234	—
Multimanager Core Bond Portfolio	223,047	1,830,939	689,155	(375,482)	146	78,324	2,223,082	48,322	18,521

Total		23,197,334	7,862,022	(5,017,710)	8,157	2,765,663	28,815,466	607,713	666,282

(a)	Formerly known as AXA/AB Small Cap Growth Portfolio.
(b)	Formerly known as AXA/ClearBridge Large Cap Growth Portfolio.
(c)	Formerly known as AXA/Janus Enterprise Portfolio.
(d)	Purchases at Cost were adjusted to account for return of capital distributions from fund of funds investments, if applicable.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$8,454,661	$—	$—	$8,454,661
Investment Companies
Investment Companies	3,154,996	28,815,466	—	31,970,462

Total Assets	$11,609,657	$28,815,466	$—	$40,425,123

Total Liabilities	$—	$—	$—	$—

Total	$11,609,657	$28,815,466	$—	$40,425,123

See Notes to Financial Statements.

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CHARTERSM MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$9,630,385
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$5,598,572

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,253,820
Aggregate gross unrealized depreciation	(396,182)

Net unrealized appreciation	$1,857,638

Federal income tax cost of investments in securities and derivative instruments, if applicable	$38,567,485

See Notes to Financial Statements.

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CHARTERSM MODERATE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $27,134,833)	$28,815,466
Unaffiliated Issuers (Cost $11,464,161)	11,609,657
Cash	348,455
Receivable from investment manager	11,803
Receivable for Portfolio shares sold	1,066
Dividends, interest and other receivables	524
Other assets	149

Total assets	40,787,120

LIABILITIES
Payable for securities purchased	48,194
Distribution fees payable – Class B	8,556
Payable for Portfolio shares redeemed	1,330
Trustees’ fees payable	794
Accrued expenses	77,785

Total liabilities	136,659

NET ASSETS	$40,650,461

Net assets were comprised of:
Paid in capital	$38,166,711
Total distributable earnings (loss)	2,483,750

Net assets	$40,650,461

Class B
Net asset value, offering and redemption price per share, $40,650,461 / 3,764,111 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.80

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($607,713 of dividend income received from affiliates)	$972,257
Interest	3,899

Total income	976,156

EXPENSES
Custodian fees	180,000
Distribution fees – Class B	91,211
Investment management fees	54,727
Administrative fees	44,934
Professional fees	40,899
Printing and mailing expenses	24,243
Tax expense	1,886
Trustees’ fees	1,138
Miscellaneous	452

Gross expenses	439,490
Less: Waiver from investment manager	(99,661)
Reimbursement from investment manager	(130,573)

Net expenses	209,256

NET INVESTMENT INCOME (LOSS)	766,900

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($8,157 of realized gain (loss) from affiliates)	7,948
Net distributions of realized gain received from underlying funds ($666,282 received from affiliates)	707,118

Net realized gain (loss)	715,066

Net change in unrealized appreciation (depreciation) on investments in securities ($2,765,663 of change in unrealized appreciation (depreciation) from affiliates)	3,470,215

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,185,281

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,952,181

See Notes to Financial Statements.

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CHARTERSM MODERATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$766,900	$619,279
Net realized gain (loss)	715,066	845,417
Net change in unrealized appreciation (depreciation)	3,470,215	(3,149,497)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,952,181	(1,684,801)

Distributions to shareholders:
Class B	(1,549,981)	(1,096,406)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 833,455 and 490,998 shares, respectively ]	8,872,387	5,203,874
Capital shares issued in reinvestment of dividends and distributions [ 144,505 and 109,399 shares, respectively ]	1,549,981	1,096,406
Capital shares repurchased [ (570,231) and (426,043) shares, respectively ]	(6,032,134)	(4,488,189)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,390,234	1,812,091

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,792,434	(969,116)
NET ASSETS:
Beginning of year	32,858,027	33,827,143

End of year	$40,650,461	$32,858,027

See Notes to Financial Statements.

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CHARTERSM MODERATE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.79		$10.63		$9.80		$9.42		$9.93

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22		0.19		0.16		0.16		0.12
Net realized and unrealized gain (loss)	1.23		(0.70)		0.91		0.43		(0.43)

Total from investment operations	1.45		(0.51)		1.07		0.59		(0.31)

Less distributions:
Dividends from net investment income	(0.23)		(0.19)		(0.16)		(0.16)		(0.13)
Distributions from net realized gains	(0.21)		(0.14)		(0.08)		(0.05)		(0.07)

Total dividends and distributions	(0.44)		(0.33)		(0.24)		(0.21)		(0.20)

Net asset value, end of year	$10.80		$9.79		$10.63		$9.80		$9.42

Total return	14.82%		(4.82)%		10.90%		6.22%		(3.04)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$40,650		$32,858		$33,827		$23,611		$19,789
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.57	%(j)	0.56	%(j)	0.55	%(j)	0.58	%(k)	0.63%
Before waivers and reimbursements (f)	1.20%		1.19%		1.36%		1.52%		1.81%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.10%		1.80%		1.52%		1.67%		1.24%
Before waivers and reimbursements (f)(x)	1.47%		1.17%		0.72%		0.74%		0.06%
Portfolio turnover rate^	15%		13%		35%		13%		39%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.25% for Class B.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.07% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

33

CHARTERSM MODERATE GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class B Shares*	16.62%	4.99%	4.55%
Charter Moderate Growth Index	14.55	5.00	4.54
Dow Jones Moderate Portfolio Index	18.60	6.61	6.44

* Date of inception 10/30/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 16.62% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Charter Moderate Growth Index and the Dow Jones Moderate Portfolio Index, which returned 14.55% and 18.60%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of portfolios invested in a mixture of global stocks, intermediate-term bonds and alternative investments. Despite fluctuating trade tensions, concerns over the durability of global economic growth and a year that ended with heightened political tension in the Middle East, the bulk of the Portfolio’s holdings produced attractive gains. The Portfolio’s return is largely driven by its relative allocation to the asset class performance detailed below:

CharterSM Moderate Growth Portfolio targets an allocation in of 45% in global equities in various capitalization ranges, 40% in investment grade and high-yield bonds, and 15% in alternative investments.

Details by sector:

The Portfolio’s return was primarily attributable to its holdings in big U.S. companies, especially those with outsized earnings growth. The U.S. stock market continued its historic bull market, driven in part by continued strength in large growth indexes as easing monetary policy supported strong price/earnings ratio expansion and the late-year thaw of U.S.-China trade tensions encouraged risk taking in equities. Growth continued its dominance over value, largely because of the strength of information technology in the former indexes, and the late-year weakness in energy in their value counterparts.

U.S. small- and mid-sized companies also contributed attractive returns. These companies rallied significantly, although they lagged behind their larger counterparts.

In the international stock markets, the Portfolio’s equity holdings enjoyed robust gains for the year, with developed markets outperforming emerging markets. The boost in prices came largely at the end of the year, as slowing manufacturing activity and declining business investment, evidence of the impact of trade tensions on economic growth, actually caused a sharp sell-off in August 2019. These macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for a substantial end-of-year rally.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns, as the Fed first placed interest-rate increases on the back burner and eventually reduced rates to reassure markets that had become nervous over the economic implications of global political events. Its actions contributed to falling interest rates, while Middle East tensions spurred a flight to quality, boosting this sector’s returns. Its small allocation to high-yield bonds further contributed to the Portfolio’s gains, as these securities generally profited from the same positive trends as equities.

In the alternative markets, categories and strategies that provided positive returns included precious metals and real estate. A global long/short strategy, as well as a global macro strategy lagged the broader markets.

34

CHARTERSM MODERATE GROWTH PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2019
Equity	49.6%
Fixed Income	34.9
Alternatives	12.8
Commodity	1.7
Specialty	1.0

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2019
EQ/International Equity Index Portfolio	5.7%
1290 VT Convertible Securities Portfolio	5.3
EQ/Capital Guardian Research Portfolio	4.6
EQ/Global Bond PLUS Portfolio	4.0
Multimanager Core Bond Portfolio	4.0
EQ/PIMCO Ultra Short Bond Portfolio	3.9
EQ/Intermediate Government Bond Portfolio	3.9
iShares JP Morgan USD Emerging Markets Bond ETF	3.8
EQ/Janus Enterprise Portfolio	3.5
Multimanager Mid Cap Value Portfolio	3.5

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class B
Actual	$1,000.00	$1,044.90	$3.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.01	3.23

* Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.63%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Commodity (1.6%)
Invesco DB Base Metals Fund	6,660	$99,500
Invesco DB Commodity Index Tracking Fund	10,950	174,653
Invesco DB Gold Fund	6,130	277,444
Invesco DB Silver Fund	1,350	34,594

Total Commodity		586,191

Equity (4.7%)
Invesco S&P 500 BuyWrite ETF	17,580	378,673
iShares Global Infrastructure ETF	8,680	415,859
iShares Micro-Cap ETF	940	93,521
iShares MSCI EAFE Small-Cap ETF	7,520	468,345
iShares U.S. Oil & Gas Exploration & Production ETF	5,170	287,090

Total Equity		1,643,488

Fixed Income (11.9%)
iShares Floating Rate Bond ETF	21,370	1,088,161
iShares International Treasury Bond ETF	1,730	86,794
iShares JP Morgan USD Emerging Markets Bond ETF	11,570	1,325,459
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	17,450	470,103
Vanguard Short-Term Inflation-Protected Securities ETF	3,450	170,016
Vanguard Total International Bond ETF	18,550	1,049,559

Total Fixed Income		4,190,092

Specialty (1.0%)
Invesco DB G10 Currency Harvest Fund	14,365	349,213

Total Exchange Traded Funds (19.2%) (Cost $6,522,978)		6,768,984

INVESTMENT COMPANIES:
Alternatives (12.7%)
1290 VT Convertible Securities Portfolio‡	157,846	1,860,248
1290 VT Energy Portfolio‡	37,717	220,659
1290 VT GAMCO Mergers & Acquisitions Portfolio‡	57,354	702,662
1290 VT Natural Resources Portfolio‡	26,353	202,170
1290 VT Real Estate Portfolio‡	39,911	463,734
AQR Managed Futures Strategy Fund, Institutional Class	51,581	428,643
BlackRock Global Long/Short Credit Fund, Institutional Class	43,181	428,783
Franklin K2 Alternative Strategies Fund, Advisor Class	14,068	162,208

Total Alternatives		4,469,107

Equity (44.7%)
1290 VT GAMCO Small Company Value Portfolio‡	13,658	816,327
1290 VT Low Volatility Global Equity Portfolio‡	32,888	420,570
1290 VT Micro Cap Portfolio‡	31,314	329,302
1290 VT SmartBeta Equity Portfolio‡	30,323	437,347
EQ/AB Small Cap Growth Portfolio‡	43,073	786,598
EQ/BlackRock Basic Value Equity Portfolio‡	34,192	801,978
EQ/Capital Guardian Research Portfolio‡	61,994	1,618,590
EQ/ClearBridge Large Cap Growth Portfolio‡	60,447	828,678
EQ/Emerging Markets Equity PLUS Portfolio‡	82,677	828,276
EQ/International Equity Index Portfolio‡	202,487	1,996,554
EQ/Invesco Comstock Portfolio‡	44,610	795,807
EQ/Janus Enterprise Portfolio‡	55,306	1,209,602
EQ/MFS International Growth Portfolio‡	146,118	1,202,183
EQ/T. Rowe Price Growth Stock Portfolio*‡	14,465	811,569
Financial Investors Trust – Listed Private Equity Fund, Institutional Class	68,644	507,278
MSIF Frontier Markets Portfolio, Institutional Class	23,137	395,650
Multimanager Mid Cap Value Portfolio‡	78,884	1,208,342
Templeton Emerging Markets Small Cap Fund, Advisor Class	29,223	383,993
Templeton Global Smaller Companies Fund, Advisor Class	37,679	365,490

Total Equity		15,744,134

Fixed Income (22.9%)
1290 VT High Yield Bond Portfolio‡	94,169	903,342
Eaton Vance Floating-Rate Fund, Institutional Class	26,569	235,140
EQ/Core Bond Index Portfolio‡	1,544	15,564
EQ/Global Bond PLUS Portfolio‡	149,039	1,390,668
EQ/Intermediate Government Bond Portfolio‡	132,066	1,371,587
EQ/PIMCO Global Real Return Portfolio‡	117,769	1,169,442
EQ/PIMCO Ultra Short Bond Portfolio‡	140,221	1,380,605
Multimanager Core Bond Portfolio‡	138,999	1,385,385
PIMCO International Bond Fund Unhedged, Institutional Class	19,996	194,364

Total Fixed Income		8,046,097

Total Investment Companies (80.3%) (Cost $26,343,145)		28,259,338

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Value (Note 1)

Total Investments in Securities (99.5%) (Cost $32,866,123)	$35,028,322
Other Assets Less Liabilities (0.5%)	166,795

Net Assets (100%)	$35,195,117

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (d)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Alternatives
1290 VT Convertible Securities Portfolio	157,846	1,489,834	376,491	(264,008)	(62)	257,993	1,860,248	55,862	44,679
1290 VT Energy Portfolio	37,717	157,549	70,393	(21,832)	(15)	14,564	220,659	5,550	2
1290 VT GAMCO Mergers & Acquisitions Portfolio	57,354	614,212	137,300	(72,772)	(3)	23,925	702,662	29,506	1,660
1290 VT Natural Resources Portfolio	26,353	172,452	41,747	(21,832)	16	9,787	202,170	9,905	—
1290 VT Real Estate Portfolio	39,911	362,228	86,977	(43,663)	531	57,661	463,734	20,827	2,469
Equity
1290 VT GAMCO Small Company Value Portfolio	13,658	626,046	176,605	(110,050)	364	123,362	816,327	6,357	20,499
1290 VT Low Volatility Global Equity Portfolio	32,888	331,557	76,250	(43,663)	457	55,969	420,570	11,359	1,210
1290 VT Micro Cap Portfolio	31,314	266,416	84,259	(66,386)	23	44,990	329,302	1,136	30,055
1290 VT SmartBeta Equity Portfolio	30,323	326,203	75,191	(43,663)	358	79,258	437,347	5,579	5,932
EQ/AB Small Cap Growth Portfolio (a)	43,073	623,129	187,240	(125,050)	(437)	101,716	786,598	2,365	68,126
EQ/BlackRock Basic Value Equity Portfolio	34,192	641,444	179,315	(120,927)	95	102,051	801,978	16,229	35,724
EQ/Capital Guardian Research Portfolio	61,994	1,256,037	431,073	(289,077)	50	220,507	1,618,590	12,305	174,656
EQ/ClearBridge Large Cap Growth Portfolio (b)	60,447	645,712	176,893	(148,127)	643	153,557	828,678	1,948	47,583
EQ/Emerging Markets Equity PLUS Portfolio	82,677	645,858	180,581	(110,050)	(98)	111,985	828,276	14,271	62
EQ/International Equity Index Portfolio	202,487	1,592,338	404,517	(312,320)	(24)	312,043	1,996,554	56,827	22
EQ/Invesco Comstock Portfolio	44,610	628,965	176,520	(120,927)	30	111,219	795,807	14,957	34,200
EQ/Janus Enterprise Portfolio (c)	55,306	940,976	253,264	(248,113)	2,294	261,181	1,209,602	2,132	70,703
EQ/MFS International Growth Portfolio	146,118	947,210	231,625	(188,313)	(308)	211,969	1,202,183	16,580	34,616
EQ/T. Rowe Price Growth Stock Portfolio*	14,465	637,648	144,914	(147,127)	272	175,862	811,569	—	17,552
Multimanager Mid Cap Value Portfolio	78,884	944,170	283,758	(157,313)	(495)	138,222	1,208,342	18,254	85,075

See Notes to Financial Statements.

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CHARTERSM MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (d)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
Fixed Income
1290 VT High Yield Bond Portfolio	94,169	729,574	213,785	(94,604)	76	54,511	903,342	45,801	8
EQ/Core Bond Index Portfolio	1,544	14,610	330	—	—	624	15,564	330	—
EQ/Global Bond PLUS Portfolio	149,039	1,149,608	393,485	(211,545)	97	59,023	1,390,668	14,468	8,747
EQ/Intermediate Government Bond Portfolio	132,066	1,142,176	375,901	(178,545)	168	31,887	1,371,587	24,431	—
EQ/PIMCO Global Real Return Portfolio	117,769	964,173	317,297	(156,713)	1,191	43,494	1,169,442	42,684	585
EQ/PIMCO Ultra Short Bond Portfolio	140,221	1,170,059	354,982	(145,545)	14	1,095	1,380,605	34,308	—
Multimanager Core Bond Portfolio	138,999	1,144,232	407,243	(218,822)	502	52,230	1,385,385	31,065	11,396

Total		20,164,416	5,837,936	(3,660,987)	5,739	2,810,685	25,157,789	495,036	695,561

(a)	Formerly known as AXA/AB Small Cap Growth Portfolio.
(b)	Formerly known as AXA/ClearBridge Large Cap Growth Portfolio.
(c)	Formerly known as AXA/Janus Enterprise Portfolio.
(d)	Purchases at Cost were adjusted to account for return of capital distributions from fund of funds investments, if applicable.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$6,768,984	$—	$—	$6,768,984
Investment Companies
Investment Companies	3,101,550	25,157,788	—	28,259,338

Total Assets	$9,870,534	$25,157,788	$—	$35,028,322

Total Liabilities	$—	$—	$—	$—

Total	$9,870,534	$25,157,788	$—	$35,028,322

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$7,304,987
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$4,042,230

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,534,294
Aggregate gross unrealized depreciation	(345,878)

Net unrealized appreciation	$2,188,416

Federal income tax cost of investments in securities and derivative instruments, if applicable	$32,839,906

See Notes to Financial Statements.

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CHARTERSM MODERATE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $23,236,199)	$25,157,789
Unaffiliated Issuers (Cost $9,629,924)	9,870,533
Cash	302,468
Receivable from investment manager	11,142
Dividends, interest and other receivables	345
Other assets	135

Total assets	35,342,412

LIABILITIES
Payable for securities purchased	67,906
Distribution fees payable – Class B	7,335
Payable for Portfolio shares redeemed	1,146
Trustees’ fees payable	144
Accrued expenses	70,764

Total liabilities	147,295

NET ASSETS	$35,195,117

Net assets were comprised of:
Paid in capital	$32,351,531
Total distributable earnings (loss)	2,843,586

Net assets	$35,195,117

Class B
Net asset value, offering and redemption price per share, $35,195,117 / 3,201,268 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.99

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($495,036 of dividend income received from affiliates)	$796,557
Interest	3,860

Total income	800,417

EXPENSES
Custodian fees	174,999
Distribution fees – Class B	81,302
Investment management fees	48,781
Professional fees	40,743
Administrative fees	40,049
Printing and mailing expenses	23,930
Tax expense	2,123
Trustees’ fees	1,020
Miscellaneous	492

Gross expenses	413,439
Less: Waiver from investment manager	(88,830)
Reimbursement from investment manager	(119,297)

Net expenses	205,312

NET INVESTMENT INCOME (LOSS)	595,105

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($5,739 of realized gain (loss) from affiliates)	7,261
Net distributions of realized gain received from underlying funds ($695,561 received from affiliates)	748,831

Net realized gain (loss)	756,092

Net change in unrealized appreciation (depreciation) on investments in securities ($2,810,685 of change in unrealized appreciation (depreciation) from affiliates)	3,494,173

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,250,265

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,845,370

See Notes to Financial Statements.

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CHARTERSM MODERATE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$595,105	$438,570
Net realized gain (loss)	756,092	880,349
Net change in unrealized appreciation (depreciation)	3,494,173	(3,157,595)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,845,370	(1,838,676)

Distributions to shareholders:
Class B	(1,399,589)	(909,895)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 544,097 and 940,880 shares, respectively ]	5,850,791	10,112,405
Capital shares issued in reinvestment of dividends and distributions [ 128,778 and 89,660 shares, respectively ]	1,399,589	909,895
Capital shares repurchased [ (350,736) and (394,724) shares, respectively ]	(3,771,479)	(4,246,150)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	3,478,901	6,776,150

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,924,682	4,027,579
NET ASSETS:
Beginning of year	28,270,435	24,242,856

End of year	$35,195,117	$28,270,435

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.82		$10.81		$9.81		$9.38		$9.94

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.20		0.17		0.12		0.14		0.12
Net realized and unrealized gain (loss)	1.42		(0.82)		1.14		0.51		(0.45)

Total from investment operations	1.62		(0.65)		1.26		0.65		(0.33)

Less distributions:
Dividends from net investment income	(0.20)		(0.18)		(0.15)		(0.14)		(0.13)
Distributions from net realized gains	(0.25)		(0.16)		(0.11)		(0.08)		(0.10)

Total dividends and distributions	(0.45)		(0.34)		(0.26)		(0.22)		(0.23)

Net asset value, end of year	$10.99		$9.82		$10.81		$9.81		$9.38

Total return	16.62%		(6.17)%		12.83%		6.88%		(3.34)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$35,195		$28,270		$24,243		$21,857		$16,803
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.63	%**(j)	0.62	%(j)	0.61	%(j)	0.59	%(k)	0.63%
Before waivers and reimbursements (f)	1.27%		1.34%		1.45%		1.62%		2.24%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.83%		1.57%		1.18%		1.43%		1.25%
Before waivers and reimbursements (f)(x)	1.19%		0.85%		0.34%		0.40%		(0.37)%
Portfolio turnover rate^	13%		14%		19%		17%		49%
**	Includes tax expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.35% for Class B.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.11% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

42

CHARTERSM GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class B Shares*	18.64%	5.28%	4.78%
Charter Growth Index	16.36	5.55	5.10
Dow Jones Moderately Aggressive Portfolio Index	22.84	7.77	7.63

* Date of inception 10/30/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 18.64% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Charter Growth Index and the Dow Jones Moderately Aggressive Portfolio Index, which returned 16.36% and 22.84%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of portfolios invested in a mixture of global stocks, intermediate-term bonds and alternative investments. Despite fluctuating trade tensions, concerns over the durability of global economic growth and a year that ended with heightened political tension in the Middle East, the bulk of the Portfolio’s holdings produced attractive gains. The Portfolio’s return is largely driven by its relative allocation to the asset class performance detailed below: CharterSM Growth Portfolio targets an allocation in of 55% in global equities in various capitalization ranges, 25% in investment grade and high-yield bonds, and 20% in alternative investments.

Details by sector:

The Portfolio’s return was primarily attributable to its holdings in big U.S. companies, especially those with outsized earnings growth. The U.S. stock market continued its historic bull market, driven in part by continued strength in large growth indexes as easing monetary policy supported strong price/earnings ratio expansion and the late-year thaw of U.S.-China trade tensions encouraged risk taking in equities. Growth continued its dominance over value, largely because of the strength of information technology in the former indexes, and the late-year weakness in energy in their value counterparts.

U.S. small- and mid-sized companies also contributed attractive returns. These companies rallied significantly, although they lagged behind their larger counterparts.

In the international stock markets, the Portfolio’s equity holdings enjoyed robust gains for the year, with developed markets outperforming emerging markets. The boost in prices came largely at the end of the year, as slowing manufacturing activity and declining business investment, evidence of the impact of trade tensions on economic growth, actually caused a sharp sell-off in August 2019. These macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for a substantial end-of-year rally.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns, as the Fed first placed interest-rate increases on the back burner and eventually reduced rates to reassure markets that had become nervous over the economic implications of global political events. Its actions contributed to falling interest rates, while Middle East tensions spurred a flight to quality, boosting this sector’s returns. Its small allocation to high-yield bonds further contributed to the Portfolio’s gains, as these securities generally profited from the same positive trends as equities.

In the alternative markets, categories and strategies that provided positive returns included precious metals and real estate. A global long/short strategy, as well as a global macro strategy lagged the broader markets.

43

CHARTERSM GROWTH PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2019
Equity	60.4%
Fixed Income	21.9
Alternatives	13.5
Commodity	2.9
Specialty	1.3

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2019
EQ/International Equity Index Portfolio	6.9%
EQ/Capital Guardian Research Portfolio	5.7
EQ/MFS International Growth Portfolio	4.2
EQ/Janus Enterprise Portfolio	4.2
1290 VT Convertible Securities Portfolio	4.1
Multimanager Mid Cap Value Portfolio	4.1
EQ/T. Rowe Price Growth Stock Portfolio	2.9
EQ/ClearBridge Large Cap Growth Portfolio	2.8
EQ/BlackRock Basic Value Equity Portfolio	2.8
EQ/Emerging Markets Equity PLUS Portfolio	2.8

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class B
Actual	$1,000.00	$1,049.70	$3.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.91	3.34

* Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.65%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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CHARTERSM GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Commodity (2.9%)
Invesco DB Base Metals Fund	7,280	$108,763
Invesco DB Commodity Index Tracking Fund	16,450	262,378
Invesco DB Gold Fund	8,445	382,221
Invesco DB Silver Fund	1,530	39,206

Total Commodity		792,568

Equity (6.3%)
Invesco S&P 500 BuyWrite ETF	16,980	365,749
iShares Global Infrastructure ETF	11,070	530,364
iShares Micro-Cap ETF	770	76,607
iShares MSCI EAFE Small-Cap ETF	4,680	291,470
iShares U.S. Oil & Gas Exploration & Production ETF	7,830	434,800

Total Equity		1,698,990

Fixed Income (7.2%)
iShares Floating Rate Bond ETF	9,720	494,942
iShares International Treasury Bond ETF	1,060	53,180
iShares JP Morgan USD Emerging Markets Bond ETF	5,570	638,099
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	7,570	203,936
Vanguard Short-Term Inflation-Protected Securities ETF	1,970	97,082
Vanguard Total International Bond ETF	8,340	471,877

Total Fixed Income		1,959,116

Specialty (1.3%)
Invesco DB G10 Currency Harvest Fund	14,250	346,418

Total Exchange Traded Funds (17.7%) (Cost $4,763,469)		4,797,092

INVESTMENT COMPANIES:
Alternatives (13.5%)
1290 VT Convertible Securities Portfolio‡	95,150	1,121,358
1290 VT Energy Portfolio‡	63,693	372,631
1290 VT GAMCO Mergers & Acquisitions Portfolio‡	33,457	409,898
1290 VT Natural Resources Portfolio‡	48,751	373,998
1290 VT Real Estate Portfolio‡	56,790	659,854
AQR Managed Futures Strategy Fund, Institutional Class	39,792	330,671
BlackRock Global Long/Short Credit Fund, Institutional Class	26,033	258,512
Franklin K2 Alternative Strategies Fund, Advisor Class	11,531	132,950

Total Alternatives		3,659,872

Equity (53.9%)
1290 VT GAMCO Small Company Value Portfolio‡	12,525	748,654
1290 VT Low Volatility Global Equity Portfolio‡	30,520	390,287
1290 VT Micro Cap Portfolio‡	30,500	320,743
1290 VT SmartBeta Equity Portfolio‡	27,944	403,026
EQ/AB Small Cap Growth Portfolio‡	41,470	757,336
EQ/BlackRock Basic Value Equity Portfolio‡	32,501	762,331
EQ/Capital Guardian Research Portfolio‡	58,561	1,528,955
EQ/ClearBridge Large Cap Growth Portfolio‡	56,063	768,576
EQ/Emerging Markets Equity PLUS Portfolio‡	76,015	761,538
EQ/International Equity Index Portfolio‡	188,528	1,858,921
EQ/Invesco Comstock Portfolio‡	41,613	742,359
EQ/Janus Enterprise Portfolio‡	51,689	1,130,503
EQ/MFS International Growth Portfolio‡	138,630	1,140,575
EQ/T. Rowe Price Growth Stock Portfolio*‡	13,740	770,879
Financial Investors Trust – Listed Private Equity Fund, Institutional Class	32,989	243,791
MSIF Frontier Markets Portfolio, Institutional Class	20,964	358,480
Multimanager Mid Cap Value Portfolio‡	72,767	1,114,643
Templeton Emerging Markets Small Cap Fund, Advisor Class	28,242	371,098
Templeton Global Smaller Companies Fund, Advisor Class	45,969	445,902

Total Equity		14,618,597

Fixed Income (14.6%)
1290 VT High Yield Bond Portfolio‡	46,041	441,657
Eaton Vance Floating-Rate Fund, Institutional Class	18,410	162,925
EQ/Core Bond Index Portfolio‡	815	8,219
EQ/Global Bond PLUS Portfolio‡	72,066	672,443
EQ/Intermediate Government Bond Portfolio‡	63,689	661,445
EQ/PIMCO Global Real Return Portfolio‡	56,198	558,048
EQ/PIMCO Ultra Short Bond Portfolio‡	67,666	666,240
Multimanager Core Bond Portfolio‡	67,041	668,187
PIMCO International Bond Fund Unhedged, Institutional Class	11,147	108,347

Total Fixed Income		3,947,511

Total Investment Companies (82.0%) (Cost $21,136,608)		22,225,980

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Value (Note 1)

Total Investments in Securities (99.7%) (Cost $25,900,077)	$27,023,072
Other Assets Less Liabilities (0.3%)	75,847

Net Assets (100%)	$27,098,919

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (d)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Alternatives
1290 VT Convertible Securities Portfolio	95,150	611,437	529,314	(135,411)	158	115,860	1,121,358	31,978	26,246
1290 VT Energy Portfolio	63,693	181,367	213,463	(38,994)	(182)	16,977	372,631	9,382	—
1290 VT GAMCO Mergers & Acquisitions Portfolio	33,457	240,334	206,347	(44,565)	17	7,765	409,898	17,233	677
1290 VT Natural Resources Portfolio	48,751	192,157	210,436	(38,994)	(114)	10,513	373,998	18,354	—
1290 VT Real Estate Portfolio	56,790	358,624	315,834	(66,847)	97	52,146	659,854	29,662	3,518
Equity
1290 VT GAMCO Small Company Value Portfolio	12,525	403,548	353,981	(93,988)	(619)	85,732	748,654	5,836	18,381
1290 VT Low Volatility Global Equity Portfolio	30,520	215,409	176,540	(38,994)	72	37,260	390,287	10,533	1,126
1290 VT Micro Cap Portfolio	30,500	169,208	148,205	(27,853)	112	31,071	320,743	1,110	29,321
1290 VT SmartBeta Equity Portfolio	27,944	211,463	175,252	(38,994)	(9)	55,314	403,026	5,149	5,221
EQ/AB Small Cap Growth Portfolio (a)	41,470	398,887	395,203	(101,988)	1,218	64,016	757,336	2,279	63,162
EQ/BlackRock Basic Value Equity Portfolio	32,501	402,661	396,827	(103,888)	35	66,696	762,331	15,445	34,018
EQ/Capital Guardian Research Portfolio	58,561	807,316	806,091	(216,405)	(1,347)	133,300	1,528,955	11,643	158,477
EQ/ClearBridge Large Cap Growth Portfolio (b)	56,063	401,728	372,983	(113,188)	446	106,607	768,576	1,800	41,420
EQ/Emerging Markets Equity PLUS Portfolio	76,015	424,013	360,483	(116,838)	(74)	93,954	761,538	13,120	—
EQ/International Equity Index Portfolio	188,528	1,001,576	903,448	(275,019)	(420)	229,336	1,858,921	52,984	—
EQ/Invesco Comstock Portfolio	41,613	400,290	392,216	(129,788)	636	79,005	742,359	13,977	30,874
EQ/Janus Enterprise Portfolio (c)	51,689	608,013	537,756	(186,611)	(175)	171,520	1,130,503	1,996	64,669
EQ/MFS International Growth Portfolio	138,630	619,782	512,486	(154,311)	(167)	162,785	1,140,575	15,747	25,648

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (d)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/T. Rowe Price Growth Stock Portfolio*	13,740	404,814	345,839	(112,188)	90	132,324	770,879	—	16,076
Multimanager Mid Cap Value Portfolio	72,767	602,847	565,756	(137,311)	330	83,021	1,114,643	16,865	77,801
Fixed Income
1290 VT High Yield Bond Portfolio	46,041	244,512	226,867	(44,565)	83	14,760	441,657	22,430	—
EQ/Core Bond Index Portfolio	815	7,716	174	—	—	329	8,219	175	—
EQ/Global Bond PLUS Portfolio	72,066	374,343	365,750	(84,447)	13	16,784	672,443	7,008	4,237
EQ/Intermediate Government Bond Portfolio	63,689	377,275	361,347	(84,447)	101	7,169	661,445	11,791	—
EQ/PIMCO Global Real Return Portfolio	56,198	319,784	306,050	(73,306)	556	4,964	558,048	20,404	199
EQ/PIMCO Ultra Short Bond Portfolio	67,666	378,267	358,141	(66,847)	3	(3,324)	666,240	16,585	—
Multimanager Core Bond Portfolio	67,041	378,204	365,140	(90,017)	120	14,740	668,187	11,526	5,506

Total		10,735,575	9,901,929	(2,615,804)	980	1,790,624	19,813,304	365,012	606,577

(a) Formerly known as AXA/AB Small Cap Growth Portfolio.

(b) Formerly known as AXA/ClearBridge Large Cap Growth Portfolio.

(c) Formerly known as AXA/Janus Enterprise Portfolio.

(d) Purchases at Cost were adjusted to account for return of capital distributions from fund of funds investments, if applicable.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$4,797,092	$—	$—	$4,797,092
Investment Companies
Investment Companies	2,412,676	19,813,304	—	22,225,980

Total Assets	$7,209,768	$19,813,304	$—	$27,023,072

Total Liabilities	$—	$—	$—	$—

Total	$7,209,768	$19,813,304	$—	$27,023,072

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$12,991,102
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,925,866

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,584,935
Aggregate gross unrealized depreciation	(410,501)

Net unrealized appreciation	$1,174,434

Federal income tax cost of investments in securities and derivative instruments, if applicable	$25,848,638

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $18,712,270)	$19,813,304
Unaffiliated Issuers (Cost $7,187,807)	7,209,768
Cash	219,551
Receivable from investment manager	12,124
Dividends, interest and other receivables	192
Other assets	69

Total assets	27,255,008

LIABILITIES
Payable for securities purchased	88,370
Distribution fees payable – Class B	5,638
Payable for Portfolio shares redeemed	867
Trustees’ fees payable	136
Accrued expenses	61,078

Total liabilities	156,089

NET ASSETS	$27,098,919

Net assets were comprised of:
Paid in capital	$25,348,066
Total distributable earnings (loss)	1,750,853

Net assets	$27,098,919

Class B
Net asset value, offering and redemption price per share, $27,098,919 / 2,461,226 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.01

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($365,012 of dividend income received from affiliates)	$537,444
Interest	2,620

Total income	540,064

EXPENSES
Custodian fees	163,000
Distribution fees – Class B	48,486
Professional fees	40,263
Administrative fees	32,527
Investment management fees	29,092
Printing and mailing expenses	22,531
Tax expense	780
Trustees’ fees	550
Miscellaneous	308

Gross expenses	337,537
Less: Waiver from investment manager	(61,619)
Reimbursement from investment manager	(149,398)

Net expenses	126,520

NET INVESTMENT INCOME (LOSS)	413,544

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($980 of realized gain (loss) from affiliates)	1,298
Net distributions of realized gain received from underlying funds ($606,577 received from affiliates)	645,241

Net realized gain (loss)	646,539

Net change in unrealized appreciation (depreciation) on investments in securities ($1,790,624 of change in unrealized appreciation (depreciation) from affiliates)	2,200,517

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,847,056

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,260,600

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$413,544	$202,431
Net realized gain (loss)	646,539	569,000
Net change in unrealized appreciation (depreciation)	2,200,517	(1,985,441)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,260,600	(1,214,010)

Distributions to shareholders:
Class B	(917,186)	(518,037)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 1,095,119 and 339,605 shares, respectively ]	11,675,424	3,667,996
Capital shares issued in reinvestment of dividends and distributions [ 84,658 and 51,109 shares, respectively ]	917,186	518,037
Capital shares repurchased [ (253,090) and (101,788) shares, respectively ]	(2,692,179)	(1,080,904)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	9,900,431	3,105,129

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,243,845	1,373,082
NET ASSETS:
Beginning of year	14,855,074	13,481,992

End of year	$27,098,919	$14,855,074

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.68		$10.82		$9.73		$9.22		$10.01

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.23		0.15		0.11		0.10		0.08
Net realized and unrealized gain (loss)	1.56		(0.94)		1.33		0.59		(0.53)

Total from investment operations	1.79		(0.79)		1.44		0.69		(0.45)

Less distributions:
Dividends from net investment income	(0.18)		(0.16)		(0.14)		(0.12)		(0.11)
Distributions from net realized gains	(0.28)		(0.19)		(0.21)		(0.06)		(0.23)

Total dividends and distributions	(0.46)		(0.35)		(0.35)		(0.18)		(0.34)

Net asset value, end of year	$11.01		$9.68		$10.82		$9.73		$9.22

Total return	18.64%		(7.42)%		14.81%		7.44%		(4.55)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,099		$14,855		$13,482		$12,410		$11,889
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.65	%(j)	0.64	%(j)	0.62	%(j)	0.60	%(k)	0.63%
Before waivers and reimbursements (f)	1.74%		2.03%		2.28%		2.26%		2.30%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.13%		1.35%		1.04%		1.10%		0.77%
Before waivers and reimbursements (f)(x)	1.04%		(0.03)%		(0.62)%		(0.56)%		(0.90)%
Portfolio turnover rate^	15%		10%		20%		19%		39%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.40% for Class B.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.13% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

51

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	Since Incept.
Portfolio – Class B Shares*	20.71%	5.69%	5.09%
Charter Aggressive Growth Index	18.18	6.08	5.65
Dow Jones Moderately Aggressive Portfolio Index	22.84	7.77	7.63

* Date of inception 10/30/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 20.71% for the year ended December 31, 2019. This compares to the returns of the following benchmarks over the same period: the Charter Aggressive Growth Index and the Dow Jones Moderately Aggressive Portfolio Index, which returned 18.18% and 22.84%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of portfolios invested in a mixture of global stocks, intermediate-term bonds and alternative investments. Despite fluctuating trade tensions, concerns over the durability of global economic growth and a year that ended with heightened political tension in the Middle East, the bulk of the Portfolio’s holdings produced attractive gains. The Portfolio’s return is largely driven by its relative allocation to the asset class performance detailed below: CharterSM Aggressive Growth Portfolio targets an allocation in of 65% in global equities in various capitalization ranges, 10% in investment grade and high-yield bonds, and 25% in alternative investments.

Details by sector:

The Portfolio’s return was primarily attributable to its holdings in big U.S. companies, especially those with outsized earnings growth. The U.S. stock market continued its historic bull market, driven in part by continued strength in large growth indexes as easing monetary policy supported strong price/earnings ratio expansion and the late-year thaw of U.S.-China trade tensions encouraged risk taking in equities. Growth continued its dominance over value, largely because of the strength of information technology in the former indexes, and the late-year weakness in energy in their value counterparts.

U.S. small- and mid-sized companies also contributed attractive returns. These companies rallied significantly, although they lagged behind their larger counterparts.

In the international stock markets, the Portfolio’s equity holdings enjoyed robust gains for the year, with developed markets outperforming emerging markets. The boost in prices came largely at the end of the year, as slowing manufacturing activity and declining business investment, evidence of the impact of trade tensions on economic growth, actually caused a sharp sell-off in August 2019. These macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for a substantial end-of-year rally.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns, as the Fed first placed interest-rate increases on the back burner and eventually reduced rates to reassure markets that had become nervous over the economic implications of global political events. Its actions contributed to falling interest rates, while Middle East tensions spurred a flight to quality, boosting this sector’s returns. Its small allocation to high-yield bonds further contributed to the Portfolio’s gains, as these securities generally profited from the same positive trends as equities.

In the alternative markets, categories and strategies that provided positive returns included precious metals and real estate. A global long/short strategy, as well as a global macro strategy lagged the broader markets.

52

CHARTERSM AGGRESSIVE GROWTH PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2019
Equity	71.1%
Alternatives	14.3
Fixed Income	8.9
Commodity	4.6
Specialty	1.1

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2019
EQ/International Equity Index Portfolio	8.0%
EQ/Capital Guardian Research Portfolio	6.5
Multimanager Mid Cap Value Portfolio	4.9
EQ/Janus Enterprise Portfolio	4.9
EQ/MFS International Growth Portfolio	4.8
1290 VT Real Estate Portfolio	3.6
EQ/T. Rowe Price Growth Stock Portfolio	3.4
EQ/ClearBridge Large Cap Growth Portfolio	3.4
EQ/Emerging Markets Equity PLUS Portfolio	3.4
EQ/AB Small Cap Growth Portfolio	3.3

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class B
Actual	$1,000.00	$1,056.10	$3.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.77	3.47

* Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.68%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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CHARTERSM AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Commodity (4.6%)
Invesco DB Base Metals Fund	5,910	$88,295
Invesco DB Commodity Index Tracking Fund	14,180	226,171
Invesco DB Gold Fund	6,760	305,958
Invesco DB Silver Fund	2,060	52,788

Total Commodity		673,212

Equity (8.0%)
Invesco S&P 500 BuyWrite ETF	11,070	238,448
iShares Global Infrastructure ETF	8,420	403,402
iShares Micro-Cap ETF	530	52,730
iShares MSCI EAFE Small-Cap ETF	2,330	145,112
iShares U.S. Oil & Gas Exploration & Production ETF	6,190	343,731

Total Equity		1,183,423

Fixed Income (3.2%)
iShares Floating Rate Bond ETF	2,270	115,589
iShares International Treasury Bond ETF	160	8,027
iShares JP Morgan USD Emerging Markets Bond ETF	1,270	145,491
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	2,080	56,035
Vanguard Short-Term Inflation-Protected Securities ETF	430	21,190
Vanguard Total International Bond ETF	2,200	124,476

Total Fixed Income		470,808

Specialty (1.1%)
Invesco DB G10 Currency Harvest Fund	6,485	157,650

Total Exchange Traded Funds (16.9%) (Cost $2,507,891)		2,485,093

INVESTMENT COMPANIES:
Alternatives (14.3%)
1290 VT Convertible Securities Portfolio‡	37,239	438,870
1290 VT Energy Portfolio‡	55,469	324,522
1290 VT GAMCO Mergers & Acquisitions Portfolio‡	11,879	145,530
1290 VT Natural Resources Portfolio‡	40,954	314,182
1290 VT Real Estate Portfolio‡	45,381	527,292
AQR Managed Futures Strategy Fund, Institutional Class	22,177	184,293
BlackRock Global Long/Short Credit Fund, Institutional Class	8,787	87,251
Franklin K2 Alternative Strategies Fund, Advisor Class	7,027	81,026

Total Alternatives		2,102,966

Equity (63.1%)
1290 VT GAMCO Small Company Value Portfolio‡	8,002	478,309
1290 VT Low Volatility Global Equity Portfolio‡	19,051	243,623
1290 VT Micro Cap Portfolio‡	18,973	199,522
1290 VT SmartBeta Equity Portfolio‡	17,553	253,158
EQ/AB Small Cap Growth Portfolio‡	26,965	492,445
EQ/BlackRock Basic Value Equity Portfolio‡	20,669	484,809
EQ/Capital Guardian Research Portfolio‡	36,873	962,701
EQ/ClearBridge Large Cap Growth Portfolio‡	36,114	495,087
EQ/Emerging Markets Equity PLUS Portfolio‡	49,357	494,472
EQ/International Equity Index Portfolio‡	120,348	1,186,648
EQ/Invesco Comstock Portfolio‡	26,887	479,647
EQ/Janus Enterprise Portfolio‡	32,882	719,162
EQ/MFS International Growth Portfolio‡	86,606	712,551
EQ/T. Rowe Price Growth Stock Portfolio*‡	8,832	495,501
Financial Investors Trust – Listed Private Equity Fund, Institutional Class	8,477	62,644
MSIF Frontier Markets Portfolio, Institutional Class	12,860	219,908
Multimanager Mid Cap Value Portfolio‡	47,003	719,997
Templeton Emerging Markets Small Cap Fund, Advisor Class	18,220	239,408
Templeton Global Smaller Companies Fund, Advisor Class	37,036	359,252

Total Equity		9,298,844

Fixed Income (5.7%)
1290 VT High Yield Bond Portfolio‡	9,106	87,355
Eaton Vance Floating-Rate Fund, Institutional Class	5,115	45,270
EQ/Global Bond PLUS Portfolio‡	15,636	145,897
EQ/Intermediate Government Bond Portfolio‡	13,949	144,874
EQ/PIMCO Global Real Return Portfolio‡	11,464	113,840
EQ/PIMCO Ultra Short Bond Portfolio‡	15,169	149,355
Multimanager Core Bond Portfolio‡	13,954	139,082
PIMCO International Bond Fund Unhedged, Institutional Class	2,449	23,800

Total Fixed Income		849,473

Total Investment Companies (83.1%) (Cost $11,771,984)		12,251,283

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Value (Note 1)

Total Investments in Securities (100.0%) (Cost $14,279,875)	$14,736,376
Other Assets Less Liabilities (0.0%)	9,141

Net Assets (100%)	$14,745,517

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (d)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Alternatives
1290 VT Convertible Securities Portfolio	37,239	203,243	243,183	(48,801)	16	41,229	438,870	12,255	10,201
1290 VT Energy Portfolio	55,469	129,488	214,478	(34,858)	(75)	15,489	324,522	8,166	—
1290 VT GAMCO Mergers & Acquisitions Portfolio	11,879	67,863	93,149	(17,429)	2	1,945	145,530	6,112	206
1290 VT Natural Resources Portfolio	40,954	142,065	198,969	(34,858)	14	7,992	314,182	15,407	—
1290 VT Real Estate Portfolio	45,381	247,360	310,271	(62,744)	97	32,308	527,292	23,673	2,807
Equity
1290 VT GAMCO Small Company Value Portfolio	8,002	217,772	267,613	(55,773)	76	48,621	478,309	3,725	11,627
1290 VT Low Volatility Global Equity Portfolio	19,051	117,834	133,393	(27,886)	125	20,157	243,623	6,561	701
1290 VT Micro Cap Portfolio	18,973	88,303	113,504	(20,915)	53	18,577	199,522	690	18,216
1290 VT SmartBeta Equity Portfolio	17,553	117,325	132,576	(27,886)	56	31,087	253,158	3,231	3,216
EQ/AB Small Cap Growth Portfolio (a)	26,965	215,805	294,191	(55,773)	360	37,862	492,445	1,481	40,450
EQ/BlackRock Basic Value Equity Portfolio	20,669	220,864	283,677	(55,773)	112	35,929	484,809	9,808	21,610
EQ/Capital Guardian Research Portfolio	36,873	443,509	594,286	(149,759)	(71)	74,736	962,701	7,322	98,212
EQ/ClearBridge Large Cap Growth Portfolio (b)	36,114	227,239	279,434	(75,773)	(414)	64,601	495,087	1,156	26,017
EQ/Emerging Markets Equity PLUS Portfolio	49,357	232,412	260,764	(55,773)	6	57,063	494,472	8,504	—
EQ/International Equity Index Portfolio	120,348	553,653	666,096	(162,760)	313	129,346	1,186,648	33,787	—
EQ/Invesco Comstock Portfolio	26,887	222,869	280,834	(69,673)	– #	45,617	479,647	9,022	19,551
EQ/Janus Enterprise Portfolio (c)	32,882	337,265	404,651	(119,573)	1,261	95,558	719,162	1,268	40,758
EQ/MFS International Growth Portfolio	86,606	339,680	386,997	(107,973)	421	93,426	712,551	9,824	14,551

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (d)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EQ/T. Rowe Price Growth Stock Portfolio*	8,832	225,027	262,437	(71,573)	398	79,212	495,501	—	10,178
Multimanager Mid Cap Value Portfolio	47,003	332,478	423,487	(80,173)	414	43,791	719,997	10,883	49,982
Fixed Income
1290 VT High Yield Bond Portfolio	9,106	43,836	51,729	(10,457)	(1)	2,248	87,355	4,430	—
EQ/Global Bond PLUS Portfolio	15,636	71,562	89,267	(17,429)	(5)	2,502	145,897	1,518	918
EQ/Intermediate Government Bond Portfolio	13,949	72,153	89,409	(17,429)	2	739	144,874	2,579	—
EQ/PIMCO Global Real Return Portfolio	11,464	60,699	67,257	(13,943)	– #	(173)	113,840	4,156	36
EQ/PIMCO Ultra Short Bond Portfolio	15,169	69,446	98,345	(17,429)	(7)	(1,000)	149,355	3,714	—
Multimanager Core Bond Portfolio	13,954	72,012	82,188	(17,429)	7	2,304	139,082	2,212	1,144

Total		5,071,762	6,322,185	(1,429,842)	3,160	981,166	10,948,431	191,484	370,381

#	Amount represents less than $0.50.
(a)	Formerly known as AXA/AB Small Cap Growth Portfolio.
(b)	Formerly known as AXA/ClearBridge Large Cap Growth Portfolio.
(c)	Formerly known as AXA/Janus Enterprise Portfolio.
(d)	Purchases at Cost were adjusted to account for return of capital distributions from fund of funds investments, if applicable.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$2,485,093	$—	$—	$2,485,093
Investment Companies
Investment Companies	1,302,852	10,948,431	—	12,251,283

Total Assets	$3,787,945	$10,948,431	$—	$14,736,376

Total Liabilities	$—	$—	$—	$—

Total	$3,787,945	$10,948,431	$—	$14,736,376

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$8,290,876
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,671,834

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$762,429
Aggregate gross unrealized depreciation	(285,076)

Net unrealized appreciation	$477,353

Federal income tax cost of investments in securities and derivative instruments, if applicable	$14,259,023

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $10,457,602)	$10,948,431
Unaffiliated Issuers (Cost $3,822,273)	3,787,945
Cash	118,095
Receivable from investment manager	15,731
Due from Custodian	10,500
Dividends, interest and other receivables	42
Other assets	33

Total assets	14,880,777

LIABILITIES
Payable for securities purchased	65,278
Distribution fees payable – Class B	3,050
Payable for Portfolio shares redeemed	464
Trustees’ fees payable	72
Accrued expenses	66,396

Total liabilities	135,260

NET ASSETS	$14,745,517

Net assets were comprised of:
Paid in capital	$13,921,792
Total distributable earnings (loss)	823,725

Net assets	$14,745,517

Class B
Net asset value, offering and redemption price per share, $14,745,517 / 1,306,267 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.29

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends ($191,484 of dividend income received from affiliates)	$267,234
Interest	1,595

Total income	268,829

EXPENSES
Custodian fees	162,000
Professional fees	39,878
Administrative fees	32,518
Distribution fees – Class B	23,553
Printing and mailing expenses	21,490
Investment management fees	14,132
Trustees’ fees	254
Miscellaneous	131

Gross expenses	293,956
Less: Waiver from investment manager	(46,650)
Reimbursement from investment manager	(183,625)

Net expenses	63,681

NET INVESTMENT INCOME (LOSS)	205,148

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($3,160 of realized gain (loss) from affiliates)	4,151
Net distributions of realized gain received from underlying funds ($370,381 received from affiliates)	391,426

Net realized gain (loss)	395,577

Net change in unrealized appreciation (depreciation) on investments in securities ($981,166 of change in unrealized appreciation (depreciation) from affiliates)	1,208,149

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,603,726

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,808,874

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$205,148	$80,093
Net realized gain (loss)	395,577	312,538
Net change in unrealized appreciation (depreciation)	1,208,149	(1,092,111)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,808,874	(699,480)

Distributions to shareholders:
Class B	(478,224)	(260,308)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 692,350 and 262,402 shares, respectively ]	7,515,419	2,920,982
Capital shares issued in reinvestment of dividends and distributions [ 43,295 and 25,114 shares, respectively ]	478,224	260,308
Capital shares repurchased [ (140,701) and (153,654) shares, respectively ]	(1,540,410)	(1,678,047)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,453,233	1,503,243

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,783,883	543,455
NET ASSETS:
Beginning of year	6,961,634	6,418,179

End of year	$14,745,517	$6,961,634

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class B	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.79		$11.11		$9.79		$9.12		$9.93

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.24		0.12		0.09		0.06		0.07
Net realized and unrealized gain (loss)	1.77		(1.07)		1.54		0.72		(0.62)

Total from investment operations	2.01		(0.95)		1.63		0.78		(0.55)

Less distributions:
Dividends from net investment income	(0.17)		(0.15)		(0.13)		(0.09)		(0.09)
Distributions from net realized gains	(0.34)		(0.22)		(0.18)		—		(0.17)
Return of capital	—		—		—		(0.02)		—

Total dividends and distributions	(0.51)		(0.37)		(0.31)		(0.11)		(0.26)

Net asset value, end of year	$11.29		$9.79		$11.11		$9.79		$9.12

Total return	20.71%		(8.66)%		16.76%		8.47%		(5.58)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$14,746		$6,962		$6,418		$5,261		$7,220
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.68	%(j)	0.67	%(j)	0.66	%(j)	0.61	%(k)	0.63%
Before waivers and reimbursements (f)	3.12%		3.69%		4.24%		3.84%		3.54%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.18%		1.09%		0.88%		0.64%		0.70%
Before waivers and reimbursements (f)(x)	(0.27)%		(1.94)%		(2.71)%		(2.59)%		(2.21)%
Portfolio turnover rate^	17%		26%		21%		46%		40%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.45% for Class B.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

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CHARTERSM SMALL CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years
Portfolio – Class A Shares*	33.65%	10.27%	10.94%
Portfolio – Class B Shares	33.03	10.06	10.78
Russell 2000® Growth Index	28.48	9.34	13.01

* Class A shares were not subject to 12b-1 fees prior to January 1, 2012. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

On April 21, 2014, the Multimanager Small Cap Growth Portfolio was converted into the CharterSM Small Cap Growth Portfolio. Prior to April 21, 2014, the Portfolio invested directly in securities, rather than pursuing a “Fund of Funds” strategy.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 33.03% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 2000® Growth Index, which returned 28.48% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Both underlying portfolios contributed positively to performance and outperformed the benchmark.

•	Stock selection in the information technology sector was the largest contributor to relative performance, and a large overweight to the sector was positive as well.

•	Within the information technology sector, notable contributions came from overweight positions in Coupa Software, Inc., Smartsheet, Inc., Avalara, Inc., and MongoDB, Inc.

•	Exposure to the health care sector also aided relative returns, led by precision oncology testing and development services provider Guardant Health, Inc.

•	Within the consumer discretionary sector stock selection also had a positive impact, led by car sales platform Carvana Co.

What hurt performance during the year:

•	Stock selection in industrials was the largest detractor. Upwork, Inc. was the main laggard within the sector.

•

Individual holdings in the underlying portfolios which detracted from relative performance included Covetrus, Inc. in health care, PagerDuty, Inc. in information technology, and Overstock.com, Inc. and Farfetch Ltd. in consumer discretionary.

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CHARTERSM SMALL CAP GROWTH PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2019
Equity	100.0%

Top Holdings (as a percentage of Total Investments in Securities) As of December 31, 2019
EQ/Morgan Stanley Small Cap Growth Portfolio	70.6%
1290 VT Micro Cap Portfolio	29.4

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class A
Actual	$1,000.00	$1,035.10	$2.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,025.21	2.81
Class B
Actual	1,000.00	1,033.20	2.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.43	2.81

* Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.55% and 0.55%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Equity (100.0%)
1290 VT Micro Cap Portfolio‡	3,122,595	$32,837,909
EQ/Morgan Stanley Small Cap Growth Portfolio‡	7,482,787	78,870,563

Total Investments in Securities (100.0%) (Cost $94,710,005)		111,708,472
Other Assets Less Liabilities (0.0%)		(49,431)

Net Assets (100%)		$111,659,041

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
1290 VT Micro Cap Portfolio	3,122,595	25,123,641	5,888,463	(2,430,780)	16,401	4,240,184	32,837,909	114,579	3,026,844
EQ/Morgan Stanley Small Cap Growth Portfolio (a)	7,482,787	62,645,981	11,840,509	(8,108,420)	(36,988)	12,529,481	78,870,563	143,939	8,936,185

Total		87,769,622	17,728,972	(10,539,200)	(20,587)	16,769,665	111,708,472	258,518	11,963,029

(a)	Formerly known as AXA/Morgan Stanley Small Cap Growth Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$111,708,472	$—	$111,708,472

Total Assets	$—	$111,708,472	$—	$111,708,472

Total Liabilities	$—	$—	$—	$—

Total	$—	$111,708,472	$—	$111,708,472

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$17,728,972
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$10,539,200

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$16,996,304
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$16,996,304

Federal income tax cost of investments in securities and derivative instruments, if applicable	$94,712,168

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $94,710,005)	$111,708,472
Receivable for securities sold	95,514
Receivable for Portfolio shares sold	24,972
Other assets	456

Total assets	111,829,414

LIABILITIES
Overdraft payable	8,119
Payable for Portfolio shares redeemed	63,594
Distribution fees payable – Class B	23,452
Administrative fees payable	11,533
Investment management fees payable	5,683
Trustees’ fees payable	181
Accrued expenses	57,811

Total liabilities	170,373

NET ASSETS	$111,659,041

Net assets were comprised of:
Paid in capital	$85,011,713
Total distributable earnings (loss)	26,647,328

Net assets	$111,659,041

Class A
Net asset value, offering and redemption price per share, $104 / 7 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.49	†

Class B
Net asset value, offering and redemption price per share, $111,658,937 / 7,892,113 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.15

†	Net asset value amounts may not recalculate due to rounding of net assets and/or shares outstanding.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$258,518
Interest	970

Total income	259,488

EXPENSES
Distribution fees – Class B	264,954
Investment management fees	158,973
Administrative fees	130,539
Professional fees	43,501
Custodian fees	38,600
Printing and mailing expenses	29,321
Trustees’ fees	3,387
Miscellaneous	1,964

Gross expenses	671,239
Less: Waiver from investment manager	(87,494)

Net expenses	583,745

NET INVESTMENT INCOME (LOSS)	(324,257)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($(20,587) of realized gain (loss) from affiliates)	233,307
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	11,963,029

Net realized gain (loss)	12,196,336

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	16,769,665

NET REALIZED AND UNREALIZED GAIN (LOSS)	28,966,001

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$28,641,744

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(324,257)	$(475,381)
Net realized gain (loss)	12,196,336	16,121,824
Net change in unrealized appreciation (depreciation)	16,769,665	(20,352,136)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,641,744	(4,705,693)

Distributions to shareholders:
Class A	(12)	(10)
Class B	(12,666,470)	(11,384,438)

Total distributions to shareholders	(12,666,482)	(11,384,448)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares issued in reinvestment of dividends and distributions [ 0# and 1 shares, respectively ]	12	10

Total Class A transactions	12	10

Class B
Capital shares sold [ 769,393 and 761,898 shares, respectively ]	11,000,470	11,967,094
Capital shares issued in reinvestment of dividends and distributions [ 927,752 and 819,177 shares, respectively ]	12,666,470	11,384,438
Capital shares repurchased [ (1,100,832) and (1,096,722) shares, respectively ]	(15,748,183)	(16,520,576)

Total Class B transactions	7,918,757	6,830,956

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	7,918,769	6,830,966

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,894,031	(9,259,175)
NET ASSETS:
Beginning of year	87,765,010	97,024,185

End of year	$111,659,041	$87,765,010

# Number of shares is less than 0.5.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2019		2018		2017		2016		2015
Net asset value, beginning of year	$12.23		$14.39		$12.12		$11.28		$12.04

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.04)		0.01		(0.06)		(0.02)		(0.03)
Net realized and unrealized gain (loss)	4.06		(0.48)		3.01		1.07		(0.70)

Total from investment operations	4.02		(0.47)		2.95		1.05		(0.73)

Less distributions:
Dividends from net investment income	(0.25)		(0.53)		(0.35)		—		(0.03)
Distributions from net realized gains	(1.51)		(1.16)		(0.33)		(0.21)		—

Total dividends and distributions	(1.76)		(1.69)		(0.68)		(0.21)		(0.03)

Net asset value, end of year	$14.49		$12.23		$14.39		$12.12		$11.28

Total return	33.65	%(ff)	(4.57)%		24.42	%(ee)	9.34	%(cc)	(6.05	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	#	$—	#	$—	#	$343		$322
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.55	%(j)	0.55	%(j)	0.55	%(j)	0.48	%(j)	0.46	%(j)
Before waivers and reimbursements (f)	0.63%		0.64%		0.63%		0.64%		0.67%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	(0.31)%		(0.46)%		(0.46)%		(0.14	)%(dd)	(0.23	)%(bb)
Before waivers and reimbursements (f)(x)	(0.39)%		(0.55)%		(0.54)%		(0.30	)%(dd)	(0.44	)%(bb)
Portfolio turnover rate^	10%		10%		12%		3%		9%

	Year Ended December 31,
Class B	2019		2018		2017		2016		2015
Net asset value, beginning of year	$12.03		$14.24		$12.01		$11.18		$11.93

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.04)		(0.07)		(0.06)		(0.01)		(0.03)
Net realized and unrealized gain (loss)	3.92		(0.45)		2.97		1.05		(0.69)

Total from investment operations	3.88		(0.52)		2.91		1.04		(0.72)

Less distributions:
Dividends from net investment income	(0.25)		(0.53)		(0.35)		—		(0.03)
Distributions from net realized gains	(1.51)		(1.16)		(0.33)		(0.21)		—

Total dividends and distributions	(1.76)		(1.69)		(0.68)		(0.21)		(0.03)

Net asset value, end of year	$14.15		$12.03		$14.24		$12.01		$11.18

Total return	33.03	%(ff)	(4.98)%		24.31	%(ee)	9.34	%(cc)	(6.02	)%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$111,659		$87,765		$97,024		$83,647		$84,337
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.55	%(j)	0.55	%(j)	0.55	%(j)	0.48	%(j)	0.46	%(j)
Before waivers and reimbursements (f)	0.63%		0.64%		0.63%		0.64%		0.67%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	(0.31)%		(0.46)%		(0.48)%		(0.13	)%(dd)	(0.23	)%(bb)
Before waivers and reimbursements (f)(x)	(0.39)%		(0.55)%		(0.56)%		(0.30	)%(dd)	(0.44	)%(bb)
Portfolio turnover rate^	10%		10%		12%		3%		9%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

#	Amount is less than $500.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.45% for Class A and 1.45% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(aa)	Includes income resulting from a litigation payment. Without this income, the total return would have been (6.21)% for Class A and (6.18)% for Class B.
(bb)	Includes income resulting from litigation income. Without this income, the ratios would have been (0.46)% after waivers and reimbursements and (0.67)% before waivers and reimbursements.
(cc)	Includes income resulting from a litigation payment. Without this income, the total return would have been 9.07% for Class A and 9.06% for Class B.
(dd)

Includes income resulting from litigation income. Without this income, the ratios would have been (0.43)% after waivers and reimbursements for Class A and Class B and (0.60)% before waivers and reimbursements for Class A and (0.59)% before waivers and reimbursements for Class B.

(ee)	Includes a litigation payment. Without this payment, the total return would have been 24.16% for Class A and 24.05% for Class B.
(ff)	Includes income resulting from a litigation payment. Without this income, the total return would have been 33.37% for Class A and 32.75% for Class B.

See Notes to Financial Statements.

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CHARTERSM SMALL CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/19

	1 Year	5 Years	10 Years
Portfolio – Class A Shares	24.65%	5.60%	8.99%
Portfolio – Class B Shares	24.63	5.59	8.93
Russell 2000® Value Index	22.39	6.99	10.56

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 24.63% for the year ended December 31, 2019. This compares to the Portfolio’s benchmark, the Russell 2000® Value Index, which returned 22.39% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Both underlying portfolios contributed positively to performance and outperformed the benchmark.

•

Energy sector stock selection contributed most to relative results. With the sector, Texas Pacific Land Trust (TPL) was the largest individual contributor to relative returns. TPL continues to experience organic growth from high margin royalty and land easements revenues from companies operating on its acreage, and it has been scaling operations at its water services business.

•	Communication stock selection also contributed to relative returns.

What hurt performance during the year:

•	A large overweight in the energy sector was the leading detractor from relative performance.

•	An underweight in the information technology sector and an overweight in the communications sector also detracted.

•

Civeo Corp. shares fell as commodities prices remained subdued. While long-term contracted revenues remain stable, this situation impacted Civeo’s ability to obtain new long-term business, as operators are capital constrained.

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CHARTERSM SMALL CAP VALUE PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2019
Equity	100.0%

Top Holdings (as a percentage of Total Investments in Securities) As of December 31, 2019
1290 VT Small Cap Value Portfolio	65.9%
1290 VT GAMCO Small Company Value Portfolio	34.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class B shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2019 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 - 12/31/19
Class A
Actual	$1,000.00	$1,049.40	$2.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.29	2.95
Class B
Actual	1,000.00	1,049.30	2.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.29	2.95

* Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.58% and 0.58%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2019

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (100.1%)
1290 VT GAMCO Small Company Value Portfolio‡	920,821	$55,038,194
1290 VT Small Cap Value Portfolio‡	10,033,898	106,383,357

Total Investments in Securities (100.1%) (Cost $128,359,450)		161,421,551
Other Assets Less Liabilities (-0.1%)		(96,861)

Net Assets (100%)		$161,324,690

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2019, were as follows:

Security Description	Shares at December 31, 2019	Market Value December 31, 2018 ($)	Purchases at Cost ($) (a)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2019 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
1290 VT GAMCO Small Company Value Portfolio	920,821	48,965,498	2,471,730	(5,740,645)	(34,865)	9,376,476	55,038,194	441,570	1,387,914
1290 VT Small Cap Value Portfolio	10,033,898	92,997,464	6,273,086	(11,395,609)	1,239,922	17,268,494	106,383,357	677,024	4,321,155

Total		141,962,962	8,744,816	(17,136,254)	1,205,057	26,644,970	161,421,551	1,118,594	5,709,069

(a)	Purchases at Cost were adjusted to account for return of capital distributions from fund of funds investments, if applicable.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2019:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$161,421,551	$—	$161,421,551

Total Assets	$—	$161,421,551	$—	$161,421,551

Total Liabilities	$—	$—	$—	$—

Total	$—	$161,421,551	$—	$161,421,551

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

The Portfolio held no derivatives contracts during the year ended December 31, 2019.

Investment security transactions for the year ended December 31, 2019 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$9,125,158
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$17,136,254

As of December 31, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$33,626,243
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$33,626,243

Federal income tax cost of investments in securities and derivative instruments, if applicable	$127,795,308

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $128,359,450)	$161,421,551
Cash	205,045
Receivable for Portfolio shares sold	5,046
Other assets	676

Total assets	161,632,318

LIABILITIES
Payable for securities purchased	118,852
Payable for Portfolio shares redeemed	48,035
Distribution fees payable – Class B	30,729
Investment management fees payable	16,901
Administrative fees payable	16,415
Trustees’ fees payable	3,747
Distribution fees payable – Class A	2,650
Accrued expenses	70,299

Total liabilities	307,628

NET ASSETS	$161,324,690

Net assets were comprised of:
Paid in capital	$122,458,105
Total distributable earnings (loss)	38,866,585

Net assets	$161,324,690

Class A
Net asset value, offering and redemption price per share, $12,806,388 / 707,187 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.11

Class B
Net asset value, offering and redemption price per share, $148,518,302 / 8,195,546 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.12

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$1,118,594
Interest	931

Total income	1,119,525

EXPENSES
Distribution fees – Class B	360,142
Investment management fees	234,591
Administrative fees	192,669
Professional fees	44,065
Custodian fees	35,001
Printing and mailing expenses	34,326
Distribution fees – Class A	30,841
Trustees’ fees	5,026
Miscellaneous	2,669

Gross expenses	939,330
Less: Waiver from investment manager	(36,293)

Net expenses	903,037

NET INVESTMENT INCOME (LOSS)	216,488

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($1,205,057 of realized gain (loss) from affiliates)	1,215,205
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	5,709,069

Net realized gain (loss)	6,924,274

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	26,644,970

NET REALIZED AND UNREALIZED GAIN (LOSS)	33,569,244

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$33,785,732

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$216,488	$67,975
Net realized gain (loss)	6,924,274	9,131,494
Net change in unrealized appreciation (depreciation)	26,644,970	(29,628,498)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,785,732	(20,429,029)

Distributions to shareholders:
Class A	(493,809)	(343,406)
Class B	(5,706,182)	(4,186,259)

Total distributions to shareholders	(6,199,991)	(4,529,665)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 25,780 and 14,670 shares, respectively ]	446,229	268,479
Capital shares issued in reinvestment of dividends and distributions [ 28,180 and 23,337 shares, respectively ]	493,809	343,406
Capital shares repurchased [ (60,757) and (112,638) shares, respectively ]	(1,060,149)	(2,199,433)

Total Class A transactions	(120,111)	(1,587,548)

Class B
Capital shares sold [ 389,856 and 676,217 shares, respectively ]	6,767,821	12,380,513
Capital shares issued in reinvestment of dividends and distributions [ 325,384 and 284,284 shares, respectively ]	5,706,182	4,186,259
Capital shares repurchased [ (1,184,722) and (1,086,826) shares, respectively ]	(20,527,252)	(20,284,846)

Total Class B transactions	(8,053,249)	(3,718,074)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(8,173,360)	(5,305,622)

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,412,381	(30,264,316)
NET ASSETS:
Beginning of year	141,912,309	172,176,625

End of year	$161,324,690	$141,912,309

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2019		2018		2017		2016		2015
Net asset value, beginning of year	$15.12		$17.96		$16.37		$13.23		$15.32

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.03		—	#	0.02		0.04		—	#
Net realized and unrealized gain (loss)	3.66		(2.35)		1.83		3.30		(2.01)

Total from investment operations	3.69		(2.35)		1.85		3.34		(2.01)

Less distributions:
Dividends from net investment income	(0.02)		(0.16)		(0.26)		(0.20)		(0.08)
Distributions from net realized gains	(0.68)		(0.33)		—		—		—

Total dividends and distributions	(0.70)		(0.49)		(0.26)		(0.20)		(0.08)

Net asset value, end of year	$18.11		$15.12		$17.96		$16.37		$13.23

Total return	24.65%		(12.97)%		11.28%		25.22%		(13.14)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,806		$10,796		$14,165		$13,940		$11,735
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.58	%(j)	0.58	%(j)	0.59	%(j)	0.53	%(j)	0.47	%(j)
Before waivers and reimbursements (f)	0.60%		0.60%		0.60%		0.61%		0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.14%		—	%‡‡	0.12%		0.27%		0.03%
Before waivers and reimbursements (f)(x)	0.12%		(0.02)%		0.11%		0.19%		(0.13)%
Portfolio turnover rate^	6%		12%		15%		11%		29%

	Year Ended December 31,
Class B	2019		2018		2017		2016		2015
Net asset value, beginning of year	$15.13		$17.97		$16.38		$13.24		$15.33

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.02		0.01		0.02		0.04		0.01
Net realized and unrealized gain (loss)	3.67		(2.36)		1.83		3.30		(2.02)

Total from investment operations	3.69		(2.35)		1.85		3.34		(2.01)

Less distributions:
Dividends from net investment income	(0.02)		(0.16)		(0.26)		(0.20)		(0.08)
Distributions from net realized gains	(0.68)		(0.33)		—		—		—

Total dividends and distributions	(0.70)		(0.49)		(0.26)		(0.20)		(0.08)

Net asset value, end of year	$18.12		$15.13		$17.97		$16.38		$13.24

Total return	24.63%		(12.96)%		11.27%		25.20%		(13.13)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$148,518		$131,116		$158,012		$162,430		$145,069
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.58	%(j)	0.58	%(j)	0.59	%(j)	0.53	%(j)	0.47	%(j)
Before waivers and reimbursements (f)	0.60%		0.60%		0.60%		0.60%		0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.14%		0.04%		0.10%		0.28%		0.05%
Before waivers and reimbursements (f)(x)	0.11%		0.02%		0.09%		0.20%		(0.10)%
Portfolio turnover rate^	6%		12%		15%		11%		29%
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.45% for Class A and 1.45% for Class B.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

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Note 1	Organization and Significant Accounting Policies

AXA Premier VIP Trust (the “Trust”) was organized as a Delaware statutory trust on October 2, 2001 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eighteen diversified Portfolios (each, a “Portfolio” and together, the “Portfolios”). These financial statements present eight of the Portfolios. The investment adviser to each Portfolio is AXA Equitable Funds Management Group, LLC, (“FMG LLC” or the “Adviser”), a wholly-owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that may provide for general indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Trust and management expect the risk of loss to be remote.

The Portfolios are types of mutual funds often described as a “fund-of-funds.” The EQ/Conservative Allocation Portfolio (formerly AXA Conservative Allocation Portfolio) (an “EQ Allocation Portfolio”) pursues its investment objective by investing exclusively in other affiliated mutual funds within the EQ Advisors Trust (“EQAT”), a separate registered investment company managed by FMG LLC. Each of the CharterSM Conservative Portfolio, CharterSM Moderate Portfolio, CharterSM Moderate Growth Portfolio, CharterSM Growth Portfolio, CharterSM Aggressive Growth Portfolio, CharterSM Small Cap Growth Portfolio and CharterSM Small Cap Value Portfolio (each, a “Charter Allocation Portfolio” and together, the “Charter Allocation Portfolios”) pursues its investment objective by investing in other affiliated mutual funds within EQAT and unaffiliated investment companies and exchange-traded funds (“ETFs”). For each of the above-referenced fund-of-funds Portfolios, the underlying funds’ financial statements are included in the underlying funds’ annual reports, which are filed with the SEC on Form N-CSR and publicly available through the SEC’s EDGAR database (https://www.sec.gov/edgar/searchedgar/companysearch.html).

The Trust issues three classes of shares, Class A, Class B and Class K. The Class A and Class B shares are each subject to distribution fees imposed under distribution plans (“Distribution Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, each class of shares has identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company and other affiliated or unaffiliated insurance companies, and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans.

The investment objectives of each Portfolio are as follows:

EQ/Conservative Allocation Portfolio — Seeks to achieve a high level of current income.

CharterSM Conservative Portfolio — Seeks a high level of current income.

CharterSM Moderate Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

CharterSM Moderate Growth Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

CharterSM Growth Portfolio — Seeks long-term capital appreciation and current income.

CharterSM Aggressive Growth Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

CharterSM Small Cap Growth Portfolio — Seeks to achieve long-term growth of capital.

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CharterSM Small Cap Value Portfolio — Seeks to achieve long-term growth of capital.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Portfolios are investment companies and, accordingly, follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. GAAP.

Valuation:

Equity securities (including securities issued by ETFs) listed on national securities exchanges are generally valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are generally valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio are generally valued at the net asset value (“NAV”) of the shares of such underlying funds as described in the underlying funds’ prospectuses.

If market quotations are not readily available for a security or other financial instrument, such security and instrument shall be referred to the Trust’s Valuation Committee (“Committee”), which will value the asset in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board of Trustees of the Trust (the “Board” or “Trustees”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Portfolios. The Board has delegated the responsibility of calculating the NAVs of each of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank N.A. (the “Sub-Administrator”), which assists in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2019, is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level.

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Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee can perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of a NAV for each applicable Portfolio when the Committee deems that the particular event or circumstance would materially affect such Portfolio’s NAV. At December 31, 2019, none of the Portfolios applied these procedures.

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Those classified as short- term gain distributions are reflected as such for book but as ordinary income for tax. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold.

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Allocation of Expenses and Income:

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Market and Credit Risk:

Because the Portfolios invest in affiliated mutual funds, unaffiliated investment companies or ETFs, the Portfolios indirectly pay a portion of the expenses incurred by the underlying funds and ETFs. As a result, the cost of investing in the Portfolios may be higher than the cost of investing in a Portfolio that invests directly in individual securities and financial instruments. The Portfolios are also subject to certain risks related to the underlying funds’ and ETFs’ investments in securities and financial instruments (such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities) and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the underlying fund or ETF to meet its investment objective. With respect to the Portfolio’s investments in ETFs, there is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investments in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular underlying fund or ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the underlying fund or ETF, which will vary.

Taxes:

Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal, state and local income tax provisions are required.

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2019, the Portfolios did not incur any interest or penalties. Each of the tax years in the four-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service, state and local taxing authorities.

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Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of a Portfolio to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. In addition, short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. Capital and net specified losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a Portfolio’s next taxable year. The tax character of distributions for the years ended December 31, 2019 and December 31, 2018 and the tax composition of undistributed ordinary income and undistributed long term gains at December 31, 2019 are presented in the following table:

	Year Ended December 31, 2019		As of December 31, 2019		Year Ended December 31, 2018
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
EQ/Conservative Allocation	$18,269,830	$20,315,053	$812,740	$11,492,743	$16,954,911	$25,711,509
CharterSM Conservative	989,977	417,818	47,628	385,209	651,385	261,539
CharterSM Moderate	830,964	719,017	50,478	575,942	675,847	420,559
CharterSM Moderate Growth	621,572	778,017	52,311	602,993	527,912	381,983
CharterSM Growth	426,549	490,637	21,435	555,111	262,993	255,044
CharterSM Aggressive Growth	211,993	266,231	2,911	343,528	120,994	139,314
CharterSM Small Cap Growth	2,147,421	10,519,061	—	9,651,969	4,092,357	7,292,091
CharterSM Small Cap Value	775,826	5,424,165	—	5,242,171	2,601,480	1,928,185

There was no Return of Capital for 2018 or 2019.

Permanent book and tax basis differences resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at December 31, 2019 as follows:

Portfolios:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
EQ/Conservative Allocation	$1,319,243	$(1,319,242)	$(1)
CharterSM Conservative	59,949	(55,606)	(4,343)
CharterSM Moderate	47,426	(43,956)	(3,470)
CharterSM Moderate Growth	33,838	(31,715)	(2,123)
CharterSM Growth	15,367	(14,409)	(958)
CharterSM Aggressive Growth	4,248	(4,010)	(238)
CharterSM Small Cap Growth	2,286,099	(2,286,099)	—
CharterSM Small Cap Value	454,405	(454,405)	—

(a)	These components of net assets are included in Total Distributable Earnings (Loss) in the Statement of Assets and Liabilities.

The significant permanent book to tax differences related to the adjustments above is related to short term capital gain distributions received from fund of funds investments (CharterSM Small Cap Growth).

None of the Portfolios presented in these financial statements have capital loss carryforward amounts available for use or utilized during 2019.

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Note 2	Management of the Trust

The Trust, on behalf of each Portfolio, has entered into an investment management agreement (the “Management Agreement”) with FMG LLC, which provides that the Adviser is responsible for: (i) providing a continuous investment program for the Portfolios; (ii) monitoring the implementation of each Portfolio’s investment program; (iii) assessing each Portfolio’s investment objectives and policies, composition, investment style and investment process; (iv) effecting transactions for each Portfolio and selecting brokers or dealers to execute such transactions; (v) developing and evaluating strategic initiatives with respect to the Portfolios; (vi) making recommendations to the Board regarding the investment programs of the Portfolios, including any changes to a Portfolio’s investment objectives and policies; (vii) coordinating and/or implementing strategic initiatives approved by the Board; and (viii) preparing and providing reports to the Board on the impact of such strategic initiatives. For the year ended December 31, 2019, for its services under the Management Agreement, the Adviser was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
CharterSM Conservative	0.150% of average daily net assets
CharterSM Moderate	0.150% of average daily net assets
CharterSM Moderate Growth	0.150% of average daily net assets
CharterSM Growth	0.150% of average daily net assets
CharterSM Aggressive Growth	0.150% of average daily net assets
CharterSM Small Cap Growth	0.150% of average daily net assets
CharterSM Small Cap Value	0.150% of average daily net assets

	(as a percentage of average daily net assets)
Portfolio:	First $2 Billion	Next $2 Billion	Next $2 Billion	Next $3 Billion	Thereafter
EQ/Conservative Allocation	0.1000%	0.0925%	0.0900%	0.0875%	0.0850%

Prior to October 1, 2019 the following Portfolio’s management fees were as follows:

	(as a percentage of average daily net assets)
Portfolio:	First $2 Billion	Next $4 Billion	Next $3 Billion	Thereafter
EQ/Conservative Allocation	0.1000%	0.0925%	0.0900%	0.0875%

Compensation of Officers

Each officer of the Trust is an employee of AXA Equitable, FMG LLC and/or AXA Distributors, LLC. No officer of the Trust, other than the Chief Compliance Officer, receives compensation paid by the Trust. During the year ended December 31, 2019, the Chief Compliance Officer received, from the three trusts in the fund complex, compensation in the amount of $75,000, of which the Trust paid $10,796.

Note 3	Administrative Fees

Pursuant to an administrative agreement (“Mutual Funds Service Agreement”), the Administrator provides the Trust with necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. FMG LLC may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, each EQ Allocation Portfolio* and Charter Allocation Portfolio** pays FMG LLC, as Administrator, its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500 per Portfolio.

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For purposes of calculating the asset-based administration fee, the assets of the EQ Allocation Portfolios*, Target Allocation Portfolios*** and Charter Allocation Portfolios** are aggregated with certain portfolios of EQAT which are also managed by FMG LLC.

The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Charter Allocation Portfolios**, EQ Allocation Portfolios*, Target Allocation Portfolios*** and certain portfolios of EQAT; 0.110% on the next $20 billion; 0.0875% on the next $20 billion and 0.0800% thereafter.

*

Including the EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio and EQ/Aggressive Allocation Portfolio, which are Portfolios of the Trust not presented in these financial statements.

**	Including the CharterSM Multi-Sector Bond Portfolio, which is a Portfolio of the Trust not presented in these financial statements.
***

The Target Allocation Portfolios consist of the Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio and Target 2055 Allocation Portfolio, which are Portfolios of the Trust not presented in these financial statements.

Pursuant to a sub-administration arrangement with FMG LLC, the Sub-Administrator assists the administrator in providing the Trust with certain administrative services, including monitoring of portfolio compliance and portfolio accounting support services, subject to the supervision of FMG LLC.

Note 4	Custody Fees

The Trust has entered into a custody agreement (the “Custody Agreement”) with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s Portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Portfolio’s account, cash, securities and other assets of the Portfolios. The Custodian is also required, upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for securities purchased by the Trust. The Custodian has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which Portfolio securities purchased outside the United States are maintained in the custody of these entities. At year end, certain of the Portfolios maintained a significant cash balance with the Custodian or its affiliates. These balances are presented as cash on each Portfolio’s Statement of Assets and Liabilities.

Note 5	Distribution Plans

The Trust, on behalf of each Portfolio, has entered into distribution agreements with AXA Distributors, LLC (“AXA Distributors” or the “Distributor”), a wholly-owned subsidiary of AXA Equitable and an affiliate of FMG LLC, pursuant to which the Distributor serves as the principal underwriter of the Class A, Class B and Class K shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to each of the Class A and Class B shares of the Trust (“Distribution Plans”). The Distribution Plans provide that the Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to each of the Trust’s Class A and Class B shares for which it provides service.

Note 6	Expense Limitation

In the interest of limiting through April 30, 2021 (unless the Board consents to an earlier revision or termination of this arrangement) the expenses of certain Portfolios, FMG LLC has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolios so that the annual operating

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expenses as a percentage of daily net assets for each Portfolio, inclusive of fees and expenses of other investment companies in which a Portfolio invests (but exclusive of interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business), do not exceed the following annualized rates:

	Maximum Annual Operating Expense Limit
Portfolios:	Class A+	Class B+	Class K
EQ/Conservative Allocation	1.00%	1.00%	0.75%
CharterSM Conservative	N/A	1.25	N/A
CharterSM Moderate	N/A	1.25	N/A
CharterSM Moderate Growth	N/A	1.35	N/A
CharterSM Growth	N/A	1.40	N/A
CharterSM Aggressive Growth	N/A	1.45	N/A
CharterSM Small Cap Growth	1.45	1.45	1.20
CharterSM Small Cap Value	1.45	1.45	1.20

+	Includes amounts payable pursuant to Rule 12b-1.
N/A	The shares of the Portfolio class are not currently offered for sale.

FMG LLC first waives its management fees, then waives its administration fees, and then reimburses a Portfolio’s expenses out of its own resources. FMG LLC may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of such Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period. Any reimbursement, called Recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by FMG LLC.

During the year ended December 31, 2019, FMG LLC received recoupment fees of $45,360 from Portfolios of the Trust not included in these financial statements.

Recoupments in excess of waivers during the period would be presented as Recoupment Fees in the Statement of Operations. At December 31, 2019, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

Portfolios:	2020	2021	2022	Total Eligible For Recoupment
EQ/Conservative Allocation	$742,021	$582,315	$369,200	$1,693,536
CharterSM Conservative	194,144	196,181	199,511	589,836
CharterSM Moderate	218,397	216,433	230,234	665,064
CharterSM Moderate Growth	194,355	201,168	208,127	603,650
CharterSM Growth	205,443	207,523	211,017	623,983
CharterSM Aggressive Growth	209,172	222,937	230,275	662,384
CharterSM Small Cap Growth	73,443	93,955	87,494	254,892
CharterSM Small Cap Value	42,876	43,830	36,293	122,999

Note 7	Trustees Deferred Compensation Plan

At a special meeting held on March 28, 2017, shareholders of the Trust approved a proposal to elect the ten individuals serving as the Board of Trustees of EQAT and 1290 Funds, each separate registered investment companies managed by FMG LLC, to the Board of the Trust effective April 27, 2017 (the

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“Effective Date”). The five former Trustees of the Trust who were not “interested persons” of the Trust, as defined in the 1940 Act (the “Former Trustees”), did not stand for re-election. Upon the Effective Date, the Former Trustees were deemed to have retired, as defined in the Plan.

Prior to the Effective Date, a deferred compensation plan (the “Plan”) for the benefit of the Former Trustees was adopted by the Trust. Under the Plan, each Former Trustee had the option to defer payment of such fees until their retirement as a Trustee or until the attainment of a specified age, whichever comes first. Fees deferred under the Plan, together with accrued earnings thereon, will be disbursed to a participating Former Trustee in one lump sum or in installments over a five- to twenty-year period as elected by such Former Trustee. At December 31, 2019, the total amount deferred by the Former Trustees participating in the Plan was $404,282*.

*	The total deferred compensation relates to the entire Trust which includes Portfolios not presented in these financial statements.

Note 8	Percentage of Ownership by Affiliates

Shares of affiliated underlying investment companies may be held by the Portfolios. The following tables represent the percentage of ownership that each Portfolio has in each respective affiliated underlying investment company’s net assets as of December 31, 2019.

Portfolios:	EQ/ Conservative Allocation
1290 VT DoubleLine Opportunistic Bond	9.86%
1290 VT Equity Income	1.28
1290 VT GAMCO Small Company Value	0.08
1290 VT High Yield Bond	6.32
1290 VT Micro Cap	0.84
ATM Large Cap Managed Volatility	2.22
ATM Mid Cap Managed Volatility	5.29
ATM Small Cap Managed Volatility	0.47
ATM International Managed Volatility	1.08
EQ/AB Small Cap Growth	0.13
EQ/BlackRock Basic Value Equity	0.54
EQ/Core Bond Index	3.01
EQ/Global Bond PLUS	8.04
EQ/Global Equity Managed Volatility	0.28
EQ/Intermediate Government Bond	4.15
EQ/International Core Managed Volatility	0.28
EQ/International Equity Index	0.05
EQ/International Value Managed Volatility	0.36
EQ/JPMorgan Value Opportunities	1.15
EQ/Large Cap Core Managed Volatility	0.74
EQ/Large Cap Growth Index	0.08
EQ/Large Cap Growth Managed Volatility	0.28
EQ/Large Cap Value Managed Volatility	0.15
EQ/Loomis Sayles Growth	0.74
EQ/MFS International Growth	0.66
EQ/Morgan Stanley Small Cap Growth	0.61
EQ/PIMCO Ultra Short Bond	8.91
EQ/Quality Bond PLUS	1.99
EQ/T. Rowe Price Growth Stock	0.20
Multimanager Core Bond	4.51
Multimanager Mid Cap Growth	2.10
Multimanager Mid Cap Value	1.33

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Portfolios:	CharterSM Conservative	CharterSM Moderate		CharterSM Moderate Growth		CharterSM Growth		CharterSM Aggressive Growth		CharterSM Small Cap Growth	CharterSM Small Cap Value
1290 VT Energy	1.08%	3.03%		4.06%		6.86%		5.97%		—%	—%
1290 VT Low Volatility Global Equity	1.78	2.95		3.17		2.94		1.84		—	—
1290 VT Convertible Securities	13.05	9.73		6.74		4.07		1.59		—	—
1290 VT GAMCO Mergers & Acquisitions	0.26	0.29		0.33		0.19		0.07		—	—
1290 VT GAMCO Small Company Value	0.01	0.02		0.03		0.02		0.01		—	1.71
1290 VT High Yield Bond	0.94	0.65		0.42		0.20		0.04		—	—
1290 VT Micro Cap	0.11	0.18		0.21		0.20		0.13		20.88	—
1290 VT Natural Resources	0.33	0.73		0.94		1.75		1.47		—	—
1290 VT Real Estate	0.49	1.12		1.46		2.08		1.66		—	—
1290 VT Small Cap Value	—	—		—		—		—		—	35.96
1290 VT SmartBeta Equity	0.73	1.11		1.35		1.25		0.78		—	—
EQ/AB Small Cap Growth	0.02	0.04		0.04		0.04		0.03		—	—
EQ/BlackRock Basic Value Equity	0.03	0.04		0.05		0.05		0.03		—	—
EQ/Capital Guardian Research	0.20	0.34		0.38		0.36		0.22		—	—
EQ/ClearBridge Large Cap Growth	0.12	0.20		0.22		0.20		0.13		—	—
EQ/Core Bond Index	—	—	#	—	#	—	#	—		—	—
EQ/Emerging Markets Equity PLUS	0.69	1.10		1.25		1.15		0.74		—	—
EQ/Global Bond PLUS	1.16	0.81		0.51		0.25		0.05		—	—
EQ/Intermediate Government Bond	0.04	0.03		0.02		0.01		—	#	—	—
EQ/International Equity Index	0.06	0.11		0.12		0.11		0.07		—	—
EQ/Invesco Comstock	0.19	0.29		0.33		0.30		0.20		—	—
EQ/Janus Enterprise	0.06	0.10		0.11		0.10		0.07		—	—
EQ/MFS International Growth	0.06	0.09		0.10		0.09		0.06		—	—
EQ/Morgan Stanley Small Cap Growth	—	—		—		—		—		24.02	—
EQ/PIMCO Global Real Return	2.52	1.75		1.10		0.52		0.11		—	—
EQ/PIMCO Ultra Short Bond	0.23	0.16		0.10		0.05		0.01		—	—
EQ/T. Rowe Price Growth Stock	0.03	0.04		0.05		0.04		0.03		—	—
Multimanager Core Bond	0.35	0.25		0.15		0.07		0.02		—	—
Multimanager Mid Cap Value	0.37	0.60		0.67		0.62		0.40		—	—

#	Percentage of ownership is less than 0.005%.

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AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

Note 9	Subsequent Events

The Adviser evaluated subsequent events from December 31, 2019, the date of these financial statements, through the date these financial statements were issued. The subsequent events include the following:

At a meeting held on December 4-5, 2019, the Board of Trustees of the Trust approved Plans of Reorganization and Termination (each, a “Reorganization Plan” and collectively, the “Reorganization Plans”), which provide for the reorganization of certain Portfolios of the Trust into existing Portfolios of the Trust or other existing portfolios of EQAT (each, a “Reorganization” and collectively, the “Reorganizations”) as follows:

Proposed Acquired Portfolios	Proposed Acquiring Portfolios
CharterSM Small Cap Value Portfolio	1290 VT Small Cap Value Portfolio, a series of EQAT
CharterSM Small Cap Growth Portfolio	EQ/Morgan Stanley Small Cap Growth Portfolio, a series of EQAT
CharterSM Moderate Portfolio CharterSM Moderate Growth Portfolio CharterSM Growth Portfolio CharterSM Aggressive Growth Portfolio	All Asset Growth-Alt 20 Portfolio, a series of EQAT
CharterSM Conservative Portfolio (each, an “Acquired Portfolio” and collectively, the “Acquired Portfolios”)	EQ/Conservative Allocation Portfolio, a series of the Trust (each, an “Acquiring Portfolio” and collectively, the “Acquiring Portfolios”)

Under the Reorganization Plans, each Reorganization will involve the transfer of all of the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for Acquiring Portfolio shares having an aggregate net asset value equal to the value of the Acquired Portfolio’s net assets; the Acquiring Portfolio’s assumption of all of the liabilities of the Acquired Portfolio; the distribution of Acquiring Portfolio shares to the shareholders of the Acquired Portfolio; and the complete termination of the Acquired Portfolio. Each Reorganization Plan is subject to approval by the shareholders of the respective Acquired Portfolio. A special shareholder meeting of the Acquired Portfolios is anticipated to be held on or about May 22, 2020 to vote on the Reorganization Plans. If shareholders approve the Reorganization Plans, it is anticipated that the Reorganizations will take place in early to mid-June, 2020.

Note 10	Pending Legal Proceedings

In November 2010, the Trust and EQ Advisors Trust, and several of their respective portfolios (the “Named Portfolios”), were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust and EQ Advisors Trust, and the Named Portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit (“Committee Suit”) has been consolidated with a number of related lawsuits filed by Tribune noteholders (“Noteholders”) and retiree participants in certain Tribune-defined compensation plans (“Retirees”) around the United States into a single multi- district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

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AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Concluded)

December 31, 2019

The lawsuits do not allege any misconduct by the Trust, EQ Advisors Trust or the Named Portfolios.

On December 19, 2019, the United States Court of Appeals for the Second Circuit (the “Second Circuit”) affirmed the dismissal of the Noteholder and Retiree lawsuits. On January 2, 2020, the Noteholders and Retirees moved for rehearing of the Second Circuit’s December 19, 2019 decision. On January 7, 2020, the Tribune Litigation Trust, successor to the Committee, filed its appeal with the Second Circuit seeking to reverse: (a) the January 2017 dismissal of its intentional fraudulent transfer claim; and (b) the April 2019 denial of its motion for leave to add a constructive fraudulent transfer claim. As of this writing, all matters pending before the U.S. District Court have been concluded and the multi-district litigation proceeding has been closed, subject only to further appellate proceedings at the Second Circuit and beyond.

The Trust cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Named Portfolios, the payment of such judgments or settlements could have an adverse effect on each Named Portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Named Portfolios, as the Adviser believes a loss is not probable. As a result of business combinations, the Named Portfolios which were formerly part of the Trust were acquired by portfolios of EQ Advisors Trust and are therefore not presented in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AXA Premier VIP Trust and Shareholders of EQ/Conservative Allocation Portfolio, CharterSM Conservative Portfolio, CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Portfolio, CharterSM Moderate Growth Portfolio, CharterSM Small Cap Value Portfolio and CharterSM Small Cap Growth Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of EQ/Conservative Allocation Portfolio, CharterSM Conservative Portfolio, CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Portfolio, CharterSM Moderate Growth Portfolio, CharterSM Small Cap Value Portfolio and CharterSM Small Cap Growth Portfolio (eight of the funds constituting AXA Premier VIP Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 17, 2020

We have served as the auditor of one or more investment companies in the AXA FMG LLC — advised mutual fund complex since 1997.

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AXA PREMIER VIP TRUST

DISCLOSURE REGARDING INVESTMENT MANAGEMENT AGREEMENT APPROVAL

APPROVAL OF INVESTMENT ADVISORY AGREEMENT DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2019 (UNAUDITED)

At a meeting held on July 16-18, 2019, the Board of Trustees (the “Board”) of AXA Premier VIP Trust (the “Trust”), including those Trustees who are not parties to the Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) with respect to the Portfolios listed below, for an additional one-year term.

EQ/Aggressive Allocation Portfolio

EQ/Conservative Allocation Portfolio

EQ/Conservative-Plus Allocation Portfolio

EQ/Moderate Allocation Portfolio

EQ/Moderate-Plus Allocation Portfolio

(collectively, the “EQ Allocation Portfolios”)

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio

Target 2055 Allocation Portfolio

(collectively, the “Target Allocation Portfolios”)

CharterSM Aggressive Growth Portfolio

CharterSM Conservative Portfolio

CharterSM Growth Portfolio

CharterSM Moderate Growth Portfolio

CharterSM Moderate Portfolio

CharterSM Multi-Sector Bond Portfolio

CharterSM Small Cap Growth Portfolio

CharterSM Small Cap Value Portfolio

(collectively, the “Charter Portfolios”)

In reaching its decision to renew the Agreement with respect to each Portfolio, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Adviser and its affiliates, including the investment performance of the Portfolio; (2) the level of the Portfolio’s management fee and the Portfolio’s expense ratios relative to those of peer funds; (3) the costs of the services to be provided by and the profits to be realized by the Adviser and its affiliates from their relationships with the Portfolio; (4) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale and, if so, whether any such economies of scale are equitably shared with investors; and (5) “fall-out” benefits that may accrue to the Adviser and its affiliates (that is, indirect benefits that the Adviser or its affiliates would not receive but for their relationships with the Portfolio). In considering the Agreement, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision.

The Board noted that the Trust is an affiliated investment company of EQ Advisors Trust and 1290 Funds, which are also managed by the Adviser, and that all of the Board members also currently serve on the Boards of Trustees of EQ Advisors Trust and 1290 Funds. The Trustees also noted that, as a result of their service on the Boards of Trustees of EQ Advisors Trust and 1290 Funds, the Trustees were familiar with the funds-of-funds structure of the Portfolios of the Trust and with matters that may arise due to the structure of the Portfolios, as EQ Advisors Trust and 1290 Funds have series that, like the Portfolios of the Trust, operate as funds-of-funds managed by the Adviser, and other series of EQ Advisors Trust serve as underlying investment options for the Portfolios of the Trust. In considering the renewal of the Agreement, the Trustees took into account information (both written and oral) relating to the Adviser and to the funds-of-funds structure of the Portfolios of the Trust provided to them in their capacities as Trustees of EQ Advisors Trust and 1290 Funds.

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In connection with its deliberations, the Board took into account information (both written and oral) provided to the Board, including its various committees, throughout the year, as well as information provided specifically in connection with the annual renewal process. The Trustees also recognized that the contractual arrangements for the Portfolios have been reviewed by the Trustees and discussed with the Adviser in prior years and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Information provided and discussed throughout the year included investment performance reports and related financial and general market outlook information for each Portfolio, as well as periodic reports on, among other matters, brokerage allocation and execution; pricing and valuation; legal and compliance matters; shareholder and other services and support provided to the Portfolios by the Adviser and its affiliates; actual and potential conflicts of interest that could impact the business operations and relationships of the Adviser and the Trust; sales and marketing activity; and risk management.

Information provided and discussed specifically in connection with the annual renewal process included a report prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of mutual fund industry data, as well as additional substantial material prepared by management. Broadridge provided its report directly to the Independent Trustees and included in its report comparative fee, expense, and investment performance information for each Portfolio. The materials provided by Broadridge in connection with the July 2019 annual renewal process reflected certain enhancements to the presentation and format of the materials provided by Broadridge in connection with the July 2018 annual renewal process. The enhancements were based on a review of the materials by the Independent Trustees, in consultation with their independent legal counsel, intended to ensure that the Independent Trustees continue to receive comparative fee, expense, and investment performance information in a format that enhances their review of the Portfolios’ investment advisory arrangements. The additional material prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s average net assets; management fees; expense ratios; expense limitation arrangements; investment performance (in addition to the performance information prepared by Broadridge); and profitability information, including information regarding the profitability of the Adviser’s operations on an overall Trust basis, as well as on a Portfolio-by-Portfolio basis. In addition, for each Portfolio, the Adviser provided separate materials describing the Portfolio’s investment performance over various time periods and the services provided and the fees charged with respect to the Portfolio, and discussing whether the Portfolio had performed as expected over time and other matters.

The annual renewal process extends over at least two regular meetings of the Board in June and July to ensure that the Adviser has time to respond to any questions the Independent Trustees may have on their initial review of the materials and that the Independent Trustees have time to consider those responses. The Independent Trustees also held a conference call in advance of the meeting at which the Board approved the renewal of the Agreement to review the information provided and communicated follow-up questions for management to address at the renewal meeting. The Independent Trustees also met in executive sessions during the meeting to discuss the Agreements and the information provided. When invited, management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreement and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions and negotiations regarding the Agreement. As noted below, as a result of these extensive discussions and negotiations, the Adviser agreed to implement revisions to the management fee rate schedule for multiple Portfolios that are expected to lower these Portfolios’ management fees at current and/or higher asset levels. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreement, and also received from legal counsel materials addressing, among other things, the legal standards applicable to their consideration of the proposed renewal of the Agreement. In addition, the Independent Trustees reviewed information and met during the year to discuss information relevant to their annual consideration of the Agreement.

Although the Board approved the renewal of the Agreement for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the renewal of the Agreement with respect to each Portfolio, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of the information provided, determined that the management fee was fair and reasonable and that the renewal of the Agreement was in the best interests of the applicable Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors it deemed relevant to its decision to renew the Agreement.

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Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the Adviser and its affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Adviser’s responsibilities with respect to each Portfolio and the Adviser’s experience in serving as the investment adviser for the Portfolios and for series of EQ Advisors Trust and 1290 Funds, including series that, like the Portfolios of the Trust, are structured as funds-of-funds.

The Board considered that the Adviser is responsible for, among other things, developing investment strategies for the Portfolios; making investment decisions for the Portfolios; monitoring and evaluating the performance of the Portfolios; monitoring the investment operations and composition of the Portfolios and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law and the Trust’s compliance policies and procedures; placing orders for the purchase and sale of investments for the Portfolios; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters, where applicable; coordinating and managing the flow of information and communications relating to the Portfolios among the applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Adviser and the Trust; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding the Adviser’s process for making investment decisions for the Portfolios, as well as information regarding the qualifications and experience of, and resources available to, the personnel who perform those functions with respect to the Portfolios. The Board further considered that the Adviser also provides the Trust with personnel, including Trust officers, in connection with carrying out its responsibilities and is responsible for coordinating the development of new initiatives and evaluating the impact of proposed products and services on the Trust and its assets. The Board also considered that the Adviser assumes significant entrepreneurial risk in sponsoring new portfolios and that the Adviser also bears and assumes significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks, with respect to all Portfolios. The Board considered that the Adviser’s responsibilities with respect to all Portfolios include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Portfolios. The Board also considered information regarding, and met regularly with the Trust’s Director of Risk to discuss, the Adviser’s ongoing risk management activities and reporting.

The Board also considered, among other factors, periodic reports provided to the Board regarding the services provided by the Adviser and its affiliates. In addition, the Board considered the allocation of Portfolio brokerage, including any allocations to broker-dealers affiliated with the Adviser. In this regard, the Board also considered the Adviser’s trading experience and received information regarding how the Adviser seeks to achieve “best execution” on behalf of a Portfolio, including a report by an independent portfolio trading analytical firm. The Board also considered the Trust’s Chief Compliance Officer’s evaluation of the Adviser’s compliance program, policies, and procedures, including those relating to cybersecurity, and any compliance matters involving the Adviser that had been brought to the Board members’ attention during the year. In addition, the Board considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser and reviewed information regarding the Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Portfolios. In this regard, the Board also received materials regarding the practices, policies and procedures adopted by the Adviser and the Trust to identify and mitigate actual and potential conflicts of interest.

The Board also considered the benefits to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of portfolios, advisers and investment styles. The Board likewise considered that investors have chosen to invest in FMG LLC-sponsored mutual funds. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Adviser and its affiliates provide to the Portfolios and their shareholders. The Board also noted that, throughout the past year, the Adviser and its affiliates had continued or undertaken initiatives intended to enhance various aspects of the Trust’s and the Board’s operations and investors’ experience with the FMG LLC-sponsored mutual funds. The Board noted that two new Independent Trustees, who had been serving as consultants to the Board and attending Board meetings since September 1, 2018, were elected to the Board effective January 1, 2019. The Board also noted strategic and other actions and initiatives that the Adviser had identified, including actions and initiatives that are part of a broader effort to coordinate and enhance the collective efficiency of the governance and oversight of the fund complex and provide for potential cost savings to shareholders of the Portfolios that may result from such efficiencies. In this regard, the

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Board also noted that the Adviser continually reviews the overall line-up of investment options and conducts in-depth analysis of its entire fund complex to provide recommendations to the Board to streamline and strengthen the fund complex’s line-up.

The Board also considered strategic and other actions taken by the Adviser in response to recent events within the mutual fund industry, including actions taken in response to regulatory initiatives, as well as other significant judicial and other developments affecting the mutual fund industry. The Board also considered strategic and other actions taken by the Adviser in response to recent market conditions and considered the overall performance of the Adviser in this context. In this regard, among other things, the Board members requested and received throughout the past year information from the Adviser and various service providers on various topics impacting all mutual funds, including pricing and valuation of portfolio securities; liquidity risk management; cybersecurity; new reporting and disclosure requirements for mutual funds; trustee independence; and evolving technologies in the mutual fund industry. The Board noted that certain of these topics may present significant ongoing challenges for mutual funds and result in an increase in the responsibilities and costs of mutual fund service providers, including the Adviser.

The Board also considered that, since the July 2018 annual renewal process, the Adviser and its affiliates had continued to update the Board on matters relating to the ongoing sale by AXA S.A. (“AXA”), the Adviser’s ultimate parent company, of its remaining ownership interest in its U.S. subsidiary, AXA Equitable Holdings, Inc. (“AEH”) — and, indirectly, the Adviser — through a series of sales of AEH’s common stock (the “Sell-Down Plan”). In this regard, the Board also noted that it had received from the Adviser and its affiliates representations that their separation from AXA as contemplated by the Sell-Down Plan would not lead to a reduction in the quality or scope of portfolio management, administrative, regulatory compliance and other services provided by those firms to the Portfolios.

For purposes of evaluating the nature, quality and extent of the overall services provided to each Portfolio, the Board also took into account discussions with the Adviser about Portfolio investment performance, as well as the investment performance of series of EQ Advisors Trust that serve as underlying investment options for the Portfolios of the Trust, that occur at Board and Investment Committee meetings throughout the year. In this regard, the Board noted that, as part of regularly scheduled Portfolio reviews and other detailed reports to the Board on Portfolio performance, the Board periodically considered information regarding each Portfolio’s performance over various time periods on both an absolute basis and relative to an appropriate broad-based securities market index (“benchmark”) and/or a custom blended index developed by the Adviser that comprises broad-based indexes (“blended benchmark”) and a peer group of other mutual funds deemed by Broadridge to be comparable to the Portfolio (“peer group”). The performance information generally included, among other information, annual total returns, average annual total returns, cumulative returns and/or rolling period total returns. The Board also considered certain information, reflected in Appendix A, provided to the Board regarding each Portfolio’s performance relative to a benchmark and/or a blended benchmark and a peer group for the one-, three-, five- and ten-year periods, as applicable, and since inception periods ended March 31, 2019. The Board noted that this information supplemented other performance information provided to the Board throughout the year and in connection with the annual renewal process. The Board also considered information, provided directly to the Board by Broadridge, regarding each Portfolio’s performance over various time periods relative to a benchmark and/or a blended benchmark and peer groups.

The Board received a description of, and factored into its evaluation of each Portfolio’s performance the limitations inherent in, Broadridge’s methodology for developing and constructing peer groups and determining, from year to year, which mutual funds should be included in which peer groups, among other things. In this regard, the Board also noted that Broadridge’s methodology may result in similar Portfolios being included in different peer groups. The Board also noted that the number of mutual funds included in a peer group may be relatively small and may differ significantly from peer group to peer group and from year to year and that the constituent mutual funds included in a peer group also may differ from year to year, which, among other factors, can limit the relevance of the comparisons. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Broadridge provided a useful measure of comparative performance.

In evaluating the Portfolios’ performance, the Board generally considered long-term performance to be more important than short-term performance and also took into account factors including general market conditions (including the amount of volatility in the market over the past year); the “style” in which the Portfolios are managed, as applicable, and whether that style is in or out of favor in the market; the relative sizes of the

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Portfolios; issuer-specific information; and fund cash flows. In this regard, the Board also noted how changes in time periods for performance calculations (for example, whether a one-year period is from December to December or March to March) can significantly impact a Portfolio’s returns and peer ranking on a relative basis. The Board also considered that variations in performance among a Portfolio’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

EQ Allocation Portfolios

With respect to the performance of the EQ Allocation Portfolios, the Board considered that each Portfolio operates as a fund-of-funds and invests in a combination of other mutual funds (underlying portfolios) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests.

With respect to the benchmark performance comparisons, the Board took into account each Portfolio’s current allocation target (that is, the approximate percentage of a Portfolio’s assets allocated to equity securities or fixed income securities through its investments in underlying portfolios) and compared each Portfolio’s performance to the performance of the S&P 500 Index and/or the Bloomberg Barclays U.S. Intermediate Government Bond Index, accordingly.

The Board factored into its evaluation of each EQ Allocation Portfolio’s performance the limitations inherent in comparing the performance of asset allocation funds, such as the Portfolios, which may invest in equity and debt securities, to the performance of a benchmark that consists entirely of equity or debt securities and to the performance of a peer group that includes funds that may allocate their assets between equity and debt securities in different percentages over time than the Portfolios and among other asset classes. In this respect, the Board noted that, for each Portfolio, the Adviser had developed and implemented a custom blended benchmark that comprises broad-based indexes and has weighted levels of exposure to both equity and debt securities. The Board considered each Portfolio’s blended benchmark in evaluating the Portfolio’s performance. The Board further considered that the underlying portfolios in which each Portfolio invests may employ a tactical volatility management strategy that is intended to reduce the volatility associated with investing in equity securities in an effort to produce more favorable risk-adjusted returns over extended market cycles. The Board noted that the funds in each Portfolio’s peer group may or may not employ a tactical volatility management strategy like that employed by underlying portfolios in which the Portfolio invests.

The Board and the Adviser discussed the performance of each EQ Allocation Portfolio, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group, benchmark, and/or blended benchmark, as well as actions being taken to enhance that Portfolio’s performance. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement and that, after considering all relevant factors, it can reach a decision to renew the Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser regarding the performance of each EQ Allocation Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s continued management of the Portfolio.

Target Allocation Portfolios

With respect to the performance of the Target Allocation Portfolios, the Board considered that each Portfolio operates as a fund-of-funds and invests in a combination of other mutual funds (underlying portfolios) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests.

The Board factored into its evaluation of each Target Allocation Portfolio’s performance the limitations inherent in comparing the performance of time-weighted asset allocation funds, such as the Portfolios, which may invest in equity and debt securities, to the performance of a peer group that includes funds that may allocate their assets between equity and debt securities in different percentages over time than the Portfolios and among other asset classes. The Board also factored into its evaluation of each Target Allocation Portfolio’s performance that, although the Portfolio’s benchmark may correspond to a particular target retirement date, it may have levels of exposure to equity and debt securities that vary from the Portfolio’s asset allocation over time. The Board also took

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note of the relatively small size of each Target Allocation Portfolio and the likely impact that a Portfolio’s size has on its expenses and performance. The Board also noted that the Target 2055 Allocation Portfolio had only a short operating history on which to evaluate performance.

The Board and the Adviser discussed the performance of each Target Allocation Portfolio, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark, as well as actions being taken to enhance that Portfolio’s performance. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement and that, after considering all relevant factors, it can reach a decision to renew the Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser regarding the performance of each Target Allocation Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s continued management of the Portfolio.

Charter Portfolios

With respect to the performance of the Charter Portfolios, the Board considered that each Portfolio currently operates as a fund-of-funds and invests in securities of other mutual funds and in exchange-traded securities of other investment companies or investment vehicles (referred to collectively as underlying portfolios) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests.

The Board noted, however, that prior to April 18, 2014 (the “Conversion Date”) each of the CharterSM Multi-Sector Bond, CharterSM Small Cap Growth and CharterSM Small Cap Value Portfolios had different investment policies and operated as a multimanager fund by allocating its assets among multiple investment advisers who managed their allocated portions of a Portfolio using different but complementary investment strategies. Therefore, the Board focused on each Portfolio’s performance since the Conversion Date.

The Board also factored into its evaluation of each of the CharterSM Aggressive Growth, CharterSM Conservative, CharterSM Growth, CharterSM Moderate Growth and CharterSM Moderate Portfolios’ performance the limitations inherent in comparing the performance of asset allocation funds, such as the Portfolios, which may invest in equity and debt securities, to the performance of a peer group that includes funds that may allocate their assets between equity and debt securities in different percentages over time than the Portfolios and among other asset classes. The Board also took note of the relatively small size of each of the Charter Portfolios and the likely impact that a Portfolio’s size has on its expenses and performance.

In evaluating the performance of each of the Charter Portfolios, the Board also took into account that the Adviser was considering potential recommendations to the Board with respect to the Charter Portfolios.

The Board and the Adviser discussed the performance of each Charter Portfolio, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group, benchmark, and/or blended benchmark, as applicable, as well as actions being taken to enhance that Portfolio’s performance. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement and that, after considering all relevant factors, it can reach a decision to renew the Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser regarding the performance of each Charter Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s continued management of the Portfolio.

All Portfolios

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services provided by the Adviser and its affiliates were appropriate for the Portfolio in light of its investment objectives and, thus, supported a decision to approve the renewal of the Agreement.

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Expenses

The Board considered each Portfolio’s management fee in light of the nature, quality and extent of the overall services provided by the Adviser. The Board also reviewed comparative fee and expense information for each Portfolio provided directly to the Board by Broadridge. The information provided by Broadridge included an analysis of how each Portfolio’s contractual management fee, actual management fee, other expense components, and total expense ratio compared with those of peer groups of other mutual funds selected by Broadridge as constituting an appropriate expense comparison for the Portfolio (a Portfolio’s “Broadridge category”). For each Portfolio, Broadridge provided information on the Portfolio’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within a Broadridge category assuming the other funds were similar in size to the Portfolio, as well as information on the Portfolio’s actual management fee and total expense ratio in comparison with those of other funds within a Broadridge category. The management fee analysis includes within such fee any separate administrative fee paid by a fund, including the administrative fee a Portfolio paid to the Adviser in its capacity as administrator for the Portfolio. The contractual management fee analysis does not take into account any fee reimbursements or waivers, whereas the actual management fee analysis does take into account any management (including any administrative) fee reimbursements or waivers that benefit a fund. The total expense ratio represents a fund’s total net operating expenses and takes into account any expense reimbursements or fee waivers that benefit a fund. Broadridge provided, and the Board considered, total expense ratio comparisons including and excluding any 12b-1 or non 12b-1 service fees, and including fees and expenses of any underlying funds in which a fund invests.

The Broadridge expense data was based upon historical information taken from each Portfolio’s audited annual report for the period ended December 31, 2018. Broadridge provided expense data for Class B shares of each Portfolio. The Board reviewed the expense data for Class B shares as a proxy for all of a Portfolio’s operational share classes. In this regard, the Board noted that the expenses for a Portfolio’s Class B shares are generally equal to the expenses for a Portfolio’s Class A shares (as applicable) and higher than the expenses for a Portfolio’s Class K shares (as applicable) and that the expense comparisons may differ for different classes. Portfolio-specific contractual management fee and total expense ratio comparisons are provided below. The total expense ratio comparisons exclude any 12b-1 or non 12b-1 service fees, but include fees and expenses of any underlying funds in which a fund invests.

The Board received a description of, and factored into its evaluation of each Portfolio’s fees and expenses the limitations inherent in, Broadridge’s methodology for developing and constructing Broadridge categories and for determining, from year to year, which mutual funds should be included in which Broadridge categories, among other things. In this regard, the Board also noted that Broadridge’s methodology may result in similar Portfolios being included in different peer groups. The Board recognized these inherent limitations and, taking into account commentary and supporting data presented by management, also recognized that comparisons between a Portfolio and other mutual funds in a Broadridge category may not be as relevant in certain circumstances, given that in some cases a Portfolio may exhibit notable differences (for example, in its objective(s), management techniques, relative size, and operating structure) when compared to other mutual funds in a Broadridge category. The Board also noted that the number of mutual funds included in a Broadridge category may be relatively small and may differ significantly from category to category and from year to year and that the constituent mutual funds included in a Broadridge category (as well as their respective management/administrative fees and total expense ratios) also may differ from year to year, which can limit the relevance of the comparisons. The Board also noted that there is no standard definition of advisory and administrative services, meaning that different mutual funds may receive different services, rendering fee and expense comparisons more difficult. Nonetheless, the Board believed that the independent analysis conducted by Broadridge assisted the Board in evaluating the reasonableness of each Portfolio’s management fee and total expense ratio. The Board also considered that all fees and expenses of each Portfolio are explicitly disclosed in Portfolio offering documents.

The Board also considered each Portfolio’s management fee rate relative to the management fee rates of other portfolios managed by the Adviser that, like the Portfolios, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between a Portfolio and other funds-of-funds managed by the Adviser.

The Board further considered that the management fee rate schedule for each of the EQ Allocation Portfolios includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for all of the Portfolios aggregates the assets managed by the

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Adviser in these Portfolios and in several portfolios of EQ Advisors Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that each Portfolio’s expense limitation arrangement includes the fees and expenses of the underlying portfolios in which the Portfolio invests and, thus, such fees and expenses would not cause a Portfolio’s annual operating expenses to exceed its expense limitation.

EQ Allocation Portfolios

The Board considered that the contractual management fee for each Portfolio was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class B shares of each Portfolio was above (but, for the EQ/Conservative Allocation Portfolio, within five basis points of) the median for the Portfolio’s respective Broadridge category.

The Board also noted that, as a result of the expense limitation arrangement described above, the actual management fee for the EQ/Conservative Allocation Portfolio was lower than the Portfolio’s contractual management fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2019, to lower the asset levels required to reach certain breakpoints in, and to add a new breakpoint to, the management fee rate schedule applicable to each EQ Allocation Portfolio. The Board noted that this action is expected to lower the Portfolios’ management fees at current and/or higher asset levels.

Based on its review, the Board determined, with respect to each EQ Allocation Portfolio, that the Adviser’s management fee is fair and reasonable.

Target Allocation Portfolios

The Board considered that the contractual management fee for the Target 2015 Allocation Portfolio was at the median for the Portfolio’s Broadridge category, and the contractual management fee for each of the Target 2025 Allocation, Target 2035 Allocation, Target 2045 Allocation and Target 2055 Allocation Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class B shares of each Portfolio was above (but, for the Target 2055 Allocation Portfolio, within five basis points of) the median for the Portfolio’s respective Broadridge category.

The Board also took note of the relatively small size of each Portfolio and the likely impact that a Portfolio’s size has on its expenses.

The Board also noted that, as a result of the expense limitation arrangement described above, the actual management fee for each Portfolio was lower than the Portfolio’s contractual management fee.

Based on its review, the Board determined, with respect to each Target Allocation Portfolio, that the Adviser’s management fee is fair and reasonable.

Charter Portfolios

The Board considered that the contractual management fee for the CharterSM Multi-Sector Bond Portfolio was below the median for the Portfolio’s Broadridge category. The Board also considered that the total expense ratio for the Class B shares of the Portfolio was above the median for the Portfolio’s Broadridge category. The Board noted that, due to the limited number of comparable funds-of-funds, the Portfolio’s Broadridge category included funds that do not operate as funds-of-funds. The Board noted that funds, like the Portfolio, that operate as funds-of-funds typically have lower management fees than funds that do not operate as funds-of-funds due to the different services performed by an investment manager in managing funds-of-funds.

The Board considered that the contractual management fee for each of the CharterSM Small Cap Growth and CharterSM Small Cap Value Portfolios was at the median for the Portfolio’s respective Broadridge category, and the contractual management fee for each of the CharterSM Aggressive Growth, CharterSM Conservative, CharterSM

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Growth, CharterSM Moderate Growth and CharterSM Moderate Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class B shares of each Portfolio was above the median for the Portfolio’s respective Broadridge category.

The Board also took note of the relatively small size of each Portfolio and the likely impact that a Portfolio’s size has on its expenses.

The Board also noted that, as a result of the expense limitation arrangement described above, the actual management fee for each Portfolio was lower than the Portfolio’s contractual management fee.

The Board also took into account that the Adviser was considering potential recommendations to the Board with respect to the Charter Portfolios.

Based on its review, the Board determined, with respect to each Charter Portfolio, that the Adviser’s management fee is fair and reasonable.

Profitability and Costs

The Board also considered the level of profits realized by the Adviser and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Adviser and its affiliates, as well as the Adviser’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2018, which was the most recent fiscal year for the Adviser. The Board also considered a year-over-year comparison of profitability information for the one-year periods ended December 31, 2018, 2017, and 2016.

In reviewing the Adviser’s profitability analysis, attention was given to the methodology the Adviser followed in determining and allocating costs to each Portfolio. The Board recognized that cost allocation methodologies are inherently subjective and various cost allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that, although the cost allocation methodology reflected certain changes in the Adviser’s and its affiliates’ cost accounting and other appropriate adjustments, it was consistent with the redesigned cost allocation methodology followed in the profitability report presentation for the Portfolios made in the prior year. The Board also noted that, in consultation with and through independent legal counsel, the Board’s Audit Committee had engaged an outside consultant to conduct an assessment of the redesigned cost allocation methodology prior to its being integrated into the Adviser’s profitability analysis in connection with the July 2018 annual renewal process. At that time, the Board took into account the consultant’s reported findings that, among other things, the redesigned cost allocation methodology includes expense categories that are reasonable and consistent to the services the Adviser provides to the Portfolios, the expense categories reviewed are consistent with industry practices and related cost allocation methods, and the allocation of those expenses and associated logic for the allocation to management and administration related revenue categories appear reasonable and consistent with observed industry practices and other established standards. The Board further noted that, in connection with the July 2019 annual renewal process, the Audit Committee had requested that the consultant review and update its prior report in light of the adjustments that had been made to the redesigned cost allocation methodology and that, following such review, the consultant’s aforementioned reported findings remained unchanged. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from changes in rules and other regulations and to adapt to other challenges impacting the mutual fund industry. In addition, the Board considered information prepared by management and from third party sources comparing the profitability of the Adviser on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Adviser) over various time periods.

Based on its consideration of the factors above, the Board determined that the level of profits realized by the Adviser and its affiliates from providing services to each Portfolio was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale

The Board also considered whether economies of scale or efficiencies are realized by the Adviser as the Portfolios grow larger, the extent to which this is reflected in the level of management and administrative fees charged, and whether there is potential for realization of any further economies of scale or efficiencies. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the

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Board considered that any realized economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to a portfolio and its shareholders. The Board noted that the management fee rate schedule for the EQ Allocation Portfolios includes breakpoints that reduce the fee rate as Portfolio assets increase above certain levels. In this connection, the Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had agreed, effective October 1, 2019, to implement revisions to the management fee rate schedule for each of the EQ Allocation Portfolios, as noted above. The Board also noted that the administrative fee rate schedule for all of the Portfolios aggregates the assets managed by the Adviser in these Portfolios and in several portfolios of EQ Advisors Trust and includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board also considered that, as funds-of-funds that indirectly bear the expenses charged by the underlying portfolios in which they invest, the Portfolios would benefit from any breakpoints in the management and/or administrative fee rate schedules for the underlying portfolios, in particular the underlying portfolios managed by the Adviser. The Board also noted that, although the management fees for the Target Allocation Portfolios and the Charter Portfolios do not include breakpoints, the Adviser was subsidizing all of the Portfolios’ expenses by making payments or waiving all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain contractual levels as set forth in its prospectus. In addition, the Board considered that the Adviser shares any realized economies of scale with the Portfolios in other ways, which may include setting the management or other fees for a Portfolio so that they are priced to scale. The Board considered that the effect of this pricing strategy is that the Adviser could lose money in the early stages of a Portfolio’s operation (and bear the risk that the Portfolio will never become profitable), while shareholders of the Portfolio receive the benefit of economies of scale that the Adviser expects the Portfolio will achieve as it grows. The Board further considered that the Adviser shares any realized economies of scale with the Portfolios through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide to the Portfolios and their shareholders, such as hiring additional personnel, providing additional resources in areas relating to management and administration of the Portfolios, and investing in technology (including cybersecurity improvements). Based on its consideration of the factors above, the Board determined that there was a reasonable sharing of any realized economies of scale or efficiencies under the management and administrative fee schedules at the present time.

Fall-Out and Other Benefits

The Board also considered the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Adviser also serves as the administrator for the Portfolios and receives compensation for acting in this capacity. The Board also recognized that AXA Distributors, LLC, an affiliate of the Adviser, serves as the underwriter for the Trust and receives from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class A and Class B shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also recognized that the Portfolios invest in other (underlying) portfolios managed by the Adviser and advised by sub-advisers that may be affiliated with the Adviser and that these underlying portfolios pay management and administrative fees to the Adviser, who may in certain cases pay sub-advisory fees to an affiliated sub-adviser, and pay distribution fees to the Adviser’s distribution affiliate. The Board also noted that the Adviser’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Adviser’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Adviser’s affiliated insurance companies and

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AXA Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. The Board also considered that certain Portfolios (through the underlying portfolios in which they invest) are subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Adviser and its affiliates (including by making it easier for the insurance companies to hedge their risks under the guarantees). Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

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Appendix A

The Board noted that the following information regarding each Portfolio’s performance relative to a benchmark and/or a blended benchmark and a peer group for the one-, three-, five- and ten-year periods, as applicable, and since inception periods ended March 31, 2019, supplemented other performance information (including performance based on rolling time periods) provided to the Board throughout the year and in connection with the annual renewal process. The performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. The performance results do not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts, which would reduce the performance results.

AXA Premier VIP Trust Investment Performance

For the periods ended March 31, 2019

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
AXA Conservative Allocation - A	7/31/2003	3.25	2.93	2.38	4.32	3.61
AXA Conservative Allocation - B	7/31/2003	3.24	2.93	2.38	4.25	3.47
AXA Conservative Allocation - K	8/28/2012	3.41	3.16	2.62		2.96

Lipper Mixed-Asset Target Allocation Conservative Funds		3.62	5.05	3.69	7.13	5.23
66% BB Barc U.S. Intmd Govt Bd / 5% MSCI EAFE / 4% S&P 400 / 10% S&P 500 / 1% Russell 2000 / 14% ICE BofAML US 3-Mo T Bill		3.90	3.15	2.90	4.30	4.17

S&P 500 Index		9.50	13.51	10.91	15.92	9.16

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65	2.00	3.09
AXA Conservative-Plus Allocation - A	7/31/2003	3.17	4.85	3.47	6.35	4.48
AXA Conservative-Plus Allocation - B	7/31/2003	3.27	4.88	3.49	6.28	4.34
AXA Conservative-Plus Allocation - K	11/30/2011	3.55	5.15	3.75		5.16

Lipper Mixed-Asset Target Allocation Conservative Funds		3.62	5.05	3.69	7.13	5.23
50% BB Barc U.S. Intmd Govt Bd / 10% MSCI EAFE / 8% S&P 400 / 18% S&P 500 / 4% Russell 2000 / 10% ICE BofAML US 3-Mo T Bill		4.07	5.27	4.21	6.86	5.51

S&P 500 Index		9.50	13.51	10.91	15.92	9.16

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65	2.00	3.09
AXA Moderate Allocation - A	1/27/1986	3.12	5.85	3.93	7.25	7.47
AXA Moderate Allocation - B	7/8/1998	3.07	5.84	3.93	7.17	4.21
AXA Moderate Allocation - K	11/30/2011	3.39	6.12	4.19		6.01

Lipper Mixed-Asset Target Allocation Moderate Funds		4.83	7.67	4.91	9.52	7.46
42% BB Barc U.S. Intmd Govt Bd / 15% MSCI EAFE / 9% S&P 400 / 20% S&P 500 / 6% Russell 2000 / 8% ICE BofAML US 3-Mo T Bill		3.81	6.20	4.64	7.96

S&P 500 Index		9.50	13.51	10.91	15.92	10.63

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65	2.00	5.48

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	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
AXA Moderate-Plus Allocation - A	7/31/2003	3.20	7.90	5.06	9.32	6.12
AXA Moderate-Plus Allocation - B	7/31/2003	3.11	7.87	5.06	9.25	5.98
AXA Moderate-Plus Allocation - K	11/30/2011	3.49	8.17	5.35		8.01

Lipper Mixed-Asset Target Allocation Growth Funds		3.02	7.88	5.46	10.83	7.15
25% BB Barc U.S. Intmd Govt Bd / 20% MSCI EAFE / 12% S&P 400 / 28% S&P 500 / 10% Russell 2000 / 5% ICE BofAML US 3-Mo T Bill		3.80	8.32	5.86	10.44	7.24

S&P 500 Index		9.50	13.51	10.91	15.92	9.16

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65	2.00	3.09
AXA Aggressive Allocation - A	7/31/2003	3.20	9.83	6.18	11.34	6.73
AXA Aggressive Allocation - B	7/31/2003	3.20	9.83	6.16	11.25	6.59
AXA Aggressive Allocation - K	11/30/2011	3.49	10.11	6.44		9.94

Lipper Mixed-Asset Target Allocation Aggressive Growth Funds		2.12	9.78	6.10	11.98	7.18
8% BB Barc U.S. Intmd Govt Bd / 25% MSCI EAFE / 14% S&P 400 / 39% S&P 500 / 12% Russell 2000 / 2% ICE BofAML US 3-Mo T Bill		3.88	10.44	7.12	12.88	8.29

S&P 500 Index		9.50	13.51	10.91	15.92	9.16

Bloomberg Barclays U.S. Intermediate Government Bond Index		3.79	0.97	1.65	2.00	3.09
Charter Conservative - B	10/30/2013	2.47	4.87	2.76		2.86

Lipper Mixed-Asset Target Allocation Conservative Funds		3.62	5.05	3.69		3.91
20% MSCI ACWI (Net) / 50% Bloomberg Barclays U.S. Intmd Govt/Cr Bd / 25% ICE BofAML Global Broad Mkt Ex USD / 5% ICE BofAML US 3-Mo T Bill		1.79	3.31	2.43		2.44

Dow Jones Moderately Conservative Portfolio Index		2.74	5.32	4.13		4.25
Charter Moderate - B	10/30/2013	2.47	6.07	3.29		3.42

Lipper Mixed-Asset Target Allocation Conservative Funds		3.62	5.05	3.69		3.91
35% MSCI ACWI (Net) / 37% Bloomberg Barclays U.S. Intmd Govt/Cr Bd / 18% ICE BofAML Global Broad Mkt Ex USD / 10% ICE BofAML US 3-Mo T Bill		2.12	4.69	3.21		3.25

Dow Jones Moderately Conservative Portfolio Index		2.74	5.32	4.13		4.25
Charter Moderate Growth - B	10/30/2013	2.14	6.83	3.65		3.84

Lipper Mixed-Asset Target Allocation Moderate Funds		4.83	7.67	4.91		5.26
45% MSCI ACWI (Net) / 27% Bloomberg Barclays U.S. Intmd Govt/Cr Bd / 13% ICE BofAML Global Broad Mkt Ex USD / 15% ICE BofAML US 3-Mo T Bill		2.30	5.61	3.69		3.76

Dow Jones Moderate Portfolio Index		3.10	7.67	5.48		5.67
Charter Growth - B	10/30/2013	2.23	7.74	3.83		4.02

Lipper Mixed-Asset Target Allocation Moderate Funds		4.83	7.67	4.91		5.26

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	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
55% MSCI ACWI (Net) / 17% Bloomberg Barclays U.S. Intmd Govt/Cr Bd / 8% ICE BofAML Global Broad Mkt Ex USD / 20% ICE BofAML US 3-Mo T Bill		2.47	6.51	4.17		4.26

Dow Jones Moderately Aggressive Portfolio Index		3.22	9.74	6.51		6.78
Charter Aggressive Growth - B	10/30/2013	2.25	8.68	4.00		4.26

Lipper Mixed-Asset Target Allocation Growth Funds		3.02	7.88	5.46		5.92
65% MSCI ACWI (Net) / 7% Bloomberg Barclays U.S. Intmd Govt/Cr Bd / 3% ICE BofAML Global Broad Mkt Ex USD / 25% ICE BofAML US 3-Mo T Bill		2.61	7.42	4.64		4.75

Dow Jones Moderately Aggressive Portfolio Index		3.22	9.74	6.51		6.78
Charter Multi-Sector Bond - A	1/2/1987	3.42	1.75	1.59	3.42	5.05
Charter Multi-Sector Bond - B	10/2/1996	3.43	1.84	1.59	3.37	2.28
Charter Multi-Sector Bond - K	8/25/2011	3.38	2.00	1.90		2.16

Lipper Core Plus Bond Funds		3.88	2.90	2.85	5.34	5.97

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index		4.24	1.66	2.12	3.14	5.59
Charter Small Cap Growth - A	1/22/2008	14.56	19.42	8.27	14.64	8.10
Charter Small Cap Growth - B	12/1/1998	13.94	19.17	8.13	14.51	7.47

Lipper Small-Cap Growth Funds		8.44	16.93	9.07	16.59	8.50

Russell 2000 Growth Index		3.85	14.87	8.41	16.52	7.31
Charter Small Cap Value - A	10/2/2002	2.57	11.98	3.35	13.13	7.58
Charter Small Cap Value - B	1/1/1998	2.57	11.97	3.35	13.05	6.07

Lipper Small-Cap Value Funds		(1.32)	8.49	4.67	14.38	8.70

Russell 2000 Value Index		0.17	10.86	5.59	14.12	7.96
Target 2015 Allocation - B	8/31/2006	2.88	5.93	3.77	8.02	3.80
Target 2015 Allocation - K	11/30/2011	3.17	6.20	4.04		6.28

Lipper Mixed-Asset Target 2015 Funds		3.62	6.93	4.82	9.23	5.22

S&P Target Date 2015 Index		3.90	6.25	4.85	8.57	5.22
Target 2025 Allocation - B	8/31/2006	3.04	7.91	5.07	9.84	4.53
Target 2025 Allocation - K	11/30/2011	3.31	8.18	5.33		8.08

Lipper Mixed-Asset Target 2025 Funds		3.33	7.84	5.40	10.53	5.26

S&P Target Date 2025 Index		3.90	7.74	5.66	10.32	5.79
Target 2035 Allocation - B	8/31/2006	3.21	9.00	5.75	10.96	4.92
Target 2035 Allocation - K	11/30/2011	3.50	9.28	6.00		9.10

Lipper Mixed-Asset Target 2035 Funds		2.88	9.33	6.16	11.39	5.03

S&P Target Date 2035 Index		3.66	9.09	6.41	11.65	6.14
Target 2045 Allocation - B	8/31/2006	3.23	9.88	6.22	11.91	5.14
Target 2045 Allocation - K	11/30/2011	3.52	10.17	6.50		9.98

Lipper Mixed-Asset Target 2045 Funds		2.33	9.69	6.32	12.05	5.12

S&P Target Date 2045 Index		3.46	9.85	6.81	12.34	6.32
Target 2055 Allocation - B	4/30/2015	3.48	10.93			6.60
Target 2055 Allocation - K	4/30/2015	3.67	11.17			6.85

Lipper Mixed-Asset Target 2055+ Funds		1.88	9.61			5.68

S&P Target Date 2055 Index		3.37	10.29			6.79

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AXA PREMIER VIP TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2019 (UNAUDITED)

At a meeting held on December 4-5, 2019, the Board of Trustees (the “Board”) of AXA Premier VIP Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved an amended Investment Advisory Agreement (the “Amended Advisory Agreement”) with AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) and new Investment Sub-Advisory Agreements (each, a “Sub-Advisory Agreement” and together with the Amended Advisory Agreement, the “Agreements”) between the Adviser and each of Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Brandywine Global Investment Management, LLC (“Brandywine Global”), and AXA Investment Managers, Inc. (“AXA IM”) (each a “Sub-Adviser” and together the “Sub-Advisers”) with respect to the CharterSM Multi-Sector Bond Portfolio (the “Portfolio”), as well as certain changes to the Portfolio’s investment strategy and policies, performance benchmark, and name (these changes collectively are referred to as the “Portfolio Restructuring”) proposed by the Adviser.

The Board noted that the Adviser had proposed an increased investment advisory fee rate in order to enable the Adviser to:

•	change the Portfolio from a bond fund-of-funds to a fund that primarily invests directly in debt securities and other instruments, and

•

retain each of Loomis Sayles, Brandywine Global, and AXA IM as new Sub-Advisers for the Portfolio and enable Loomis Sayles, Brandywine Global, and AXA IM to implement a new multi-advised investment strategy for the Portfolio.

The Board noted that, as a fund-of-funds, the Portfolio indirectly bears fees and expenses (including for investment management activities handled by the underlying funds’ investment advisers) charged by the underlying funds in which it invests, in addition to the Portfolio’s direct fees and expenses. The Board also noted that, as a fund-of-funds, a significant portion of the Portfolio’s costs are the fees and expenses charged by the underlying funds in which it invests (referred to as “acquired fund fees and expenses”) and that, under the proposal, these investment management activities will be handled by the Adviser and the Sub-Advisers, and the costs for these activities will be assessed directly through the investment advisory fee paid by the Portfolio.

The Board noted that, subject to shareholder approval of the Amended Advisory Agreement, each of Loomis Sayles, Brandywine Global, and AXA IM would be appointed as Sub-Advisers for the Portfolio; the Portfolio’s name would be changed to the EQ/Core Plus Bond Portfolio (the “Restructured Portfolio”); the Portfolio’s existing structure as a bond fund-of-funds that invests substantially all of its assets in shares of other mutual funds managed by the Adviser and in investment companies managed by investment managers other than the Adviser (affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) would be changed so that the Restructured Portfolio would invest directly in debt securities, as well as other types of financial instruments (including futures contracts, swap agreements and options); and the Portfolio’s performance benchmark would be changed. The Board also noted that if shareholders do not approve the Amended Advisory Agreement, then the retention of the proposed Sub-Advisers and the Adviser’s proposed changes to the Portfolio’s investment strategy and policies, performance benchmark, and name would not go into effect. Instead, the Portfolio would continue to operate as a fund-of-funds in accordance with its current investment strategy and its investment advisory fee rate would remain unchanged.

In connection with its consideration of the Portfolio Restructuring, the Board noted that the terms of the Amended Advisory Agreement would increase the contractual investment advisory fee rate for the Portfolio to permit the Adviser to (a) retain and pay each of the proposed Sub-Advisers an appropriate sub-advisory fee to handle day-to-day security selection, research and trading for the proposed Sub-Adviser’s allocated portion of the Restructured Portfolio and (b) incur the increased costs in connection with the proposed changes to the Restructured Portfolio. The Board also noted that, although the Adviser was proposing an increase in the

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investment advisory fee rate, it is expected that the increase would be more than offset by a reduction of the acquired fund fees and expenses incurred indirectly by the Portfolio in connection with its investment in underlying funds as part of the fund-of-funds strategy. Other than the investment advisory fee rate change, all of the terms of the Amended Advisory Agreement with respect to the Restructured Portfolio are identical to the terms of the current Investment Advisory Agreement with respect to the Portfolio. In this regard, the Board noted that it had most recently considered and approved the current Investment Advisory Agreement between the Adviser and the Trust with respect to the Portfolio at a meeting held on July 16-18, 2019, in connection with the annual renewal of the investment advisory agreement.

The Board noted that the Trust is an affiliated investment company of 1290 Funds and EQ Advisors Trust, which are also managed by the Adviser, and that all of the Board members also currently serve on the Boards of Trustees of 1290 Funds and EQ Advisors Trust. The Board also noted that (i) the Adviser currently serves as the investment adviser for the 1290 Diversified Bond Fund and the 1290 High Yield Bond Fund, which are sub-advised series of 1290 Funds, and the 1290 VT High Yield Bond Portfolio, which is a sub-advised series of EQ Advisors Trust, and would manage the Restructured Portfolio in a manner substantially similar to the manner in which it currently manages these other series, as well as other sub-advised series in the Adviser’s fund complex; (ii) Brandywine Global currently serves as investment sub-adviser for the 1290 Diversified Bond Fund and would serve as investment sub-adviser for a portion of the Restructured Portfolio using the same Core Plus investment strategy and style and portfolio management team; (iii) AXA IM currently serves as investment sub-adviser for the 1290 High Yield Bond Fund and as investment sub-adviser for a portion of the 1290 VT High Yield Bond Portfolio and would serve as investment sub-adviser for a portion of the Restructured Portfolio using the same U.S. Core High Yield investment strategy and style and portfolio management team; and (iv) AXA IM and Loomis Sayles also currently serve as investment sub-advisers for other series, or allocated portion(s) of series, of 1290 Funds and/or EQ Advisors Trust. The Board noted that it had most recently considered and approved the investment sub-advisory agreements between the Adviser and each of the proposed Sub-Advisers with respect to the aforementioned series of 1290 Funds and EQ Advisors Trust at a meeting held on July 16-18, 2019, in connection with the annual renewal of the investment sub-advisory agreements.

The Trustees took into account information relating to the Adviser and each of the proposed Sub-Advisers provided to the Trustees, in their capacities as Trustees of 1290 Funds and EQ Advisors Trust, at prior meetings of the Boards of Trustees of 1290 Funds and EQ Advisors Trust, and the Trustees noted their experience and familiarity with the Adviser, each of the proposed Sub-Advisers, and each of the aforementioned series of 1290 Funds and EQ Advisors Trust gained from their service on the Boards of Trustees of 1290 Funds and EQ Advisors Trust. In connection with its approval of the Amended Advisory Agreement and the new Sub-Advisory Agreements, the Board considered its conclusions in connection with its renewal of the current Investment Advisory Agreement between the Adviser and the Trust with respect to the Portfolio and its renewal of the investment sub-advisory agreements between the Adviser and the proposed Sub-Advisers with respect to the aforementioned series of 1290 Funds and EQ Advisors Trust, including its general satisfaction with the nature and quality of services being provided to the Portfolio by the Adviser and to these other series by the Adviser and the proposed Sub-Advisers.

In reaching its decision to approve each Agreement with respect to the Portfolio, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to the Portfolio and each Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Restructured Portfolio by the Adviser, the proposed Sub-Advisers and, where applicable, their respective affiliates, as well as the Portfolio’s and the Restructured Portfolio’s respective investment strategies, policies and risks; (2) comparative performance information and information regarding the risk/return profile of the Restructured Portfolio; (3) the level of the Restructured Portfolio’s proposed investment advisory fee and investment sub-advisory fees, and the Restructured Portfolio’s expense ratios relative to those of peer funds; (4) the anticipated costs of the services to be provided by, and the estimated profits to be realized by, the Adviser and its affiliates from their relationships with the Restructured Portfolio; (5) the anticipated effect of growth and size on the Restructured Portfolio’s performance and expenses, including any potential economies of scale and, if so, whether any such economies of scale are equitably shared with investors; and (6) “fall-out” benefits that may accrue to the Adviser, the proposed Sub-Advisers and their respective affiliates (i.e., indirect benefits that they would not receive but for their relationships with the Restructured Portfolio). The Board also considered possible alternatives to the Portfolio Restructuring, including the potential benefits and detriments of maintaining the current structure. In considering

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each Agreement, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision.

In connection with its consideration of the Portfolio Restructuring, the Board took into account information prepared by the Adviser and the proposed Sub-Advisers, and provided to the Trustees prior to the meeting, including memoranda and other materials addressing various factors set out above and, in particular, detailed analysis from the Adviser regarding the reduction in overall expenses of the Portfolio despite the proposed increase in the investment advisory fee rate. The information provided to the Trustees described, among other things, the Restructured Portfolio’s investment strategies and risks; the services to be provided by the Adviser and each proposed Sub-Adviser, as well as the Adviser’s and each proposed Sub-Adviser’s investment personnel and proposed investment advisory and sub-advisory fees; expense ratios and expense limitation arrangements; performance information; and other matters. During the meeting, the Trustees met with senior representatives of the Adviser to discuss the Agreements and the information provided. The Independent Trustees met in advance of, and in executive session during, the meeting at which the Board approved the Agreements to review the information provided. At the meeting, the Independent Trustees and management engaged in extensive discussions regarding the Agreements. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreements and also received from legal counsel materials addressing, among other things, the legal standards applicable to their consideration of the Agreements. In approving the Agreements, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of the information provided, determined that the proposed investment advisory and sub-advisory fees were fair and reasonable and that the approval of the Agreements was in the best interests of the Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the Agreements.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to the Restructured Portfolio and its investors by the Adviser, the proposed Sub-Advisers and, where applicable, their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Adviser’s and the proposed Sub-Advisers’ responsibilities with respect to the Restructured Portfolio.

In considering the Portfolio Restructuring, the Board recognized that the services to be performed by the Adviser in managing the assets of the Portfolio will change and likely significantly increase as a result of the Portfolio Restructuring. With respect to the Amended Advisory Agreement, the Board considered that the Adviser would be responsible for, among other things, developing the overall investment strategy for the Restructured Portfolio; researching, selecting and hiring the proposed Sub-Advisers, and conducting ongoing “due diligence” on and monitoring the proposed Sub-Advisers; overseeing each proposed Sub-Adviser’s selection of investments for the portion of the Restructured Portfolio that it would sub-advise; monitoring and evaluating the performance of the Restructured Portfolio; monitoring the investment operations and composition of the Restructured Portfolio and, in connection therewith, monitoring compliance with the Restructured Portfolio’s investment objective, policies and restrictions, as well as the Restructured Portfolio’s compliance with applicable law and the Trust’s compliance policies and procedures; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Restructured Portfolio among the proposed Sub-Advisers and other applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Adviser and the Trust; and implementing Board directives as they relate to the Restructured Portfolio. The Board also considered information regarding the Adviser’s process for selecting and monitoring the proposed Sub-Advisers and the other service providers to the Restructured Portfolio, as well as information regarding the qualifications and experience of, and resources available to, the personnel who would perform those functions with respect to the Restructured Portfolio. The Board further considered that the Adviser provides the Trust with personnel, including the Trust officers, in connection with carrying out its responsibilities and is responsible for coordinating the development of new initiatives and evaluating the impact of proposed products and services on the Trust and its assets. The Board also considered that the Adviser would assume significant entrepreneurial risk by restructuring the Portfolio and that the Adviser also would bear and assume significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Restructured Portfolio. The Board considered that the Adviser’s responsibilities with respect to the Restructured Portfolio also

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would include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Restructured Portfolio. The Board also considered information regarding the Adviser’s ongoing risk management activities and reporting.

With respect to the proposed Sub-Advisers, the Board considered that, subject to the oversight of the Adviser, each proposed Sub-Adviser would be responsible for making investment decisions for the portion of the Restructured Portfolio that it would sub-advise; placing with brokers or dealers orders for the purchase and sale of investments for the portion of the Restructured Portfolio that it would sub-advise; and performing certain related administrative functions. The Board also reviewed information regarding each proposed Sub-Adviser’s process for selecting investments for the portion of the Restructured Portfolio that it would sub-advise, as well as information regarding the qualifications and experience of each proposed Sub-Adviser’s portfolio managers who would provide services to the Restructured Portfolio. The Board also considered information regarding each proposed Sub-Adviser’s procedures for executing portfolio transactions for the portion of the Restructured Portfolio that it would sub-advise and each proposed Sub-Adviser’s policies and procedures for selecting brokers and dealers and, where applicable, obtaining research from those brokers and dealers. In addition, the Board considered information regarding each proposed Sub-Adviser’s trading experience and how each proposed Sub-Adviser would seek to achieve “best execution” on behalf of the Restructured Portfolio.

The Board also factored into its review its familiarity with the Adviser’s and each proposed Sub-Adviser’s compliance programs, policies, and procedures and noted that it had considered the Chief Compliance Officer’s evaluation of the Adviser’s and each proposed Sub-Adviser’s compliance programs, policies and procedures in connection with its renewal of the current Investment Advisory Agreement between the Adviser and the Trust with respect to the Portfolio and its renewal of the investment sub-advisory agreements between the Adviser and the proposed Sub-Advisers with respect to the aforementioned series of 1290 Funds and EQ Advisors Trust at the July 16-18, 2019 meeting. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser or a proposed Sub-Adviser and reviewed information regarding the Adviser’s and each proposed Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Restructured Portfolio. In addition, the Independent Trustees received information about business relationships that the Adviser and/or its affiliates have with the proposed Sub-Advisers and/or their affiliates in addition to the proposed relationships involving the Restructured Portfolio. In this regard, the Board also took into account materials regarding the policies and procedures adopted by the Adviser and the Trust to identify and mitigate actual and potential conflicts of interest, including conflicts that may arise in connection with those additional business relationships.

The Board also considered the benefits to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of portfolios, advisers and investment styles. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Adviser and its affiliates provide to the Portfolio and its shareholders. The Board also noted that, throughout the past year, the Adviser and its affiliates had continued or undertaken initiatives intended to enhance various aspects of the Trust’s and the Board’s operations and investors’ experience with the FMG LLC-sponsored mutual funds. In this regard, the Board noted that the Adviser had informed the Board that it believed that the factors that differentiated the Restructured Portfolio from the Portfolio and many of the Trust’s other fixed income options, including its use of a blend of active fixed income strategies (core, core plus, and high yield) combined with direct investment in debt securities as well as other financial instruments, would enhance the range of investment options for investors.

For purposes of evaluating the nature, quality and extent of the overall services to be provided to the Restructured Portfolio, the Board received and reviewed information regarding the Restructured Portfolio’s proposed investment policies and anticipated investments and considered risk/return profile information for the Restructured Portfolio based thereon, including as compared to the risk/return profile of the Portfolio operating as a fund-of-funds. The Board also considered the Adviser’s expertise, resources, proposed methodology, and personnel for managing the Restructured Portfolio. The Board also considered each proposed Sub-Adviser’s expertise, resources, proposed investment strategy, and personnel for advising a portion of the Restructured Portfolio, again noting its familiarity with Brandywine Global’s and AXA IM’s proposed investment strategies and portfolio management teams. The Board received and reviewed performance data relating to Brandywine Global’s management of the 1290 Diversified Bond Fund as compared to an appropriate benchmark over various time periods. In this regard, the Board noted that Brandywine Global had employed the Core Plus investment strategy being proposed for its portion of the Restructured Portfolio only since June 2018 in its role as the investment

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sub-adviser for the 1290 Diversified Bond Fund and thus had limited operating history with the investment strategy. The Board also received and reviewed performance data relating to AXA IM’s management of its portion of the 1290 VT High Yield Bond Portfolio as compared to an appropriate benchmark over various time periods. The Board also received and reviewed information regarding the performance of the Loomis Sayles Core Fixed Income composite relative to the performance of an appropriate benchmark over various time periods. The Trustees also noted that they had reviewed each proposed Sub-Adviser’s performance through their oversight of its management of series (or allocated portion(s) of series) of 1290 Funds and/or EQ Advisors Trust since its appointment to those series. The Board generally considered long-term performance to be more important than short-term performance. The Board also received and reviewed model performance data for the strategies to be used for the Restructured Portfolio for long- and short-term periods.

Based on its review, the Board determined that the nature, quality and extent of the overall services to be provided by the Adviser and each proposed Sub-Adviser were appropriate for the Restructured Portfolio in light of its proposed investment strategy and, thus, supported a decision to approve the Agreements.

Expenses. The Board considered the Restructured Portfolio’s proposed increased investment advisory fee rate and proposed sub-advisory fee rates in light of the nature, quality and extent of the overall services to be provided by the Adviser and the proposed Sub-Advisers. In addition, the Board considered the relative levels of the sub-advisory fee rates to be paid to the proposed Sub-Advisers and the investment advisory fee rate to be retained by the Adviser in light of, among other factors, the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by the proposed Sub-Advisers. The Board considered that all fees and expenses of the Restructured Portfolio would be explicitly disclosed in its offering documents.

The Board considered that the Adviser proposed the increased investment advisory fee rate for the Restructured Portfolio in order to effect the Portfolio Restructuring. The Board noted that the Portfolio currently operates as a fund-of-funds by investing in Underlying Portfolios and Underlying ETFs and that the Adviser currently is responsible for allocating the Portfolio’s assets among various Underlying Portfolios and Underlying ETFs (and adding new Underlying Portfolios and Underlying ETFs or replacing or eliminating existing Underlying Portfolios and Underlying ETFs). The Board noted that the Portfolio Restructuring involves an important change to the investment strategy of the Portfolio from a fund-of-funds strategy to a strategy pursuant to which the Restructured Portfolio would allocate its assets among three or more investment sub-advisers, each of which would actively manage its allocated portion of the Portfolio using a different yet complementary investment strategy. Each proposed Sub-Adviser would invest its allocated portion of the Restructured Portfolio’s assets directly in securities of various companies and other issuers according to its investment strategy rather than the Restructured Portfolio investing in underlying funds. As such, the Restructured Portfolio would invest directly in debt securities and other financial instruments, including derivatives. As a result, each proposed Sub-Adviser would be responsible for day-to-day security selection, research and trading for its allocated portion of the Restructured Portfolio. The Restructured Portfolio’s investment strategy will also involve the proposed Sub-Advisers’ use of derivatives, which will, in turn, require the negotiation, execution, and delivery of various derivative contracts and tri-party custody agreements. The Board accepted the Adviser’s assertion that the proposed sub-advisory fee rate for each proposed Sub-Adviser reflects the operational and investment decision-making responsibilities and corresponding costs to be incurred by that proposed Sub-Adviser. In turn, the Restructured Portfolio’s use of the proposed Sub-Advisers’ investment strategies combined with direct investment in debt securities as well as other financial instruments, when compared to the Portfolio’s current fund-of-funds structure, would result in a significant increase in the costs of operating the Portfolio for the Adviser, including costs of hiring and overseeing the proposed Sub-Advisers.

As a result of the changes and the higher costs of operating the Restructured Portfolio, the Adviser recommended to the Board that it approve requesting shareholder approval for an increased investment advisory fee rate. The Board accepted the Adviser’s assertion that the proposed increased contractual investment advisory fee rate for the Restructured Portfolio will permit the Adviser to (a) retain and pay each proposed Sub-Adviser an appropriate sub-advisory fee to handle day-to-day security selection, research and trading for the proposed Sub-Adviser’s allocated portion of the Restructured Portfolio, and (b) incur the increased costs in connection with the proposed changes to the Restructured Portfolio. The Board noted that, although the Restructured Portfolio’s contractual investment advisory fee rate is higher than the Portfolio’s contractual investment advisory fee rate, it is expected that the increase in the investment advisory fee rate would be more than offset by a reduction of the fees

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and expenses incurred indirectly by the Portfolio in connection with its investment in underlying funds as part of the current fund-of-funds strategy.

With respect to the Amended Advisory Agreement, the Board also considered, among other things, a comparative analysis of the actual investment advisory fee rate and total expense ratios for the Portfolio for the one-year period ended June 30, 2019, and the proposed investment advisory fee rate and total expense ratios for the Restructured Portfolio assuming the Portfolio Restructuring had gone into effect during the same period, and noted that the total expense ratios for the Restructured Portfolio were projected to be lower. The Board also considered the proposed investment advisory fee rate schedule for the Restructured Portfolio relative to the investment advisory fee rate schedules for comparable portfolios, including sub-advised portfolios, managed by the Adviser. The Board further considered that the proposed investment advisory fee rate schedule for the Restructured Portfolio includes breakpoints that would reduce the investment advisory fee rate as Restructured Portfolio assets increase above certain levels. The Board noted that any such reduction in the Restructured Portfolio’s investment advisory fee would result in corresponding reductions in the Restructured Portfolio’s total expense ratios. In addition, the Board considered that the Adviser would agree, through at least April 30, 2021, to a contractual expense limitation arrangement that is lower than the Portfolio’s existing contractual expense limitation arrangement. The Board noted that, to the extent that the Adviser waives fees pursuant to the expense limitation arrangement, the Restructured Portfolio’s actual investment advisory fee may be lower than the Restructured Portfolio’s contractual investment advisory fee. In this regard, the Board also considered information provided by the Adviser comparing the investment advisory fee rate and total expense ratio for another, comparable sub-advised portfolio managed by the Adviser with an investment advisory fee rate schedule and a contractual expense limitation arrangement that are substantially similar to those proposed for the Restructured Portfolio to the investment advisory fee rates and total expense ratios for comparable unaffiliated funds, including information compiled by Broadridge Financial Solutions Inc., an independent provider of mutual fund industry data. The Board also noted that the Portfolio would incur portfolio transaction costs in connection with the Portfolio Restructuring and that such costs were expected to be reasonable when taking into account the anticipated benefits of the restructuring. Further, the Board considered that contractholders would not recognize any gain or loss for federal income tax purposes as a result of the restructuring. Based on its review, the Board determined that the Adviser’s proposed fee for the Restructured Portfolio is fair and reasonable.

With respect to each new Sub-Advisory Agreement, the Board also considered the proposed sub-advisory fee in light of the fees that the proposed Sub-Adviser charges under other investment sub-advisory agreements with other clients. The Board noted that the proposed sub-advisory fee schedule for each of AXA IM and Brandywine Global is the same sub-advisory fee schedule that AXA IM or Brandywine Global currently charges to the 1290 High Yield Bond Fund and the 1290 VT High Yield Bond Portfolio, in the case of AXA IM, and to the 1290 Diversified Bond Fund, in the case of Brandywine Global. The Board further noted that the Adviser, and not the Restructured Portfolio, would pay each proposed Sub-Adviser and that each proposed sub-advisory fee was negotiated between the relevant proposed Sub-Adviser and the Adviser. Moreover, the Board noted that the Adviser generally is aware of the fees charged by sub-advisers to other clients and that the Adviser believes that the fee agreed upon with each proposed Sub-Adviser is reasonable in light of the nature, quality and extent of the investment sub-advisory services to be provided. Based on its review, the Board determined that the proposed sub-advisory fee for each proposed Sub-Adviser is fair and reasonable.

Profitability and Costs. With respect to the Amended Advisory Agreement, the Board noted that it had reviewed, at a meeting held on July 16-18, 2019, information about the level of profits realized by the Adviser and its affiliates in connection with the operation of the Portfolio as a fund-of-funds. The Board also considered information provided by the Adviser regarding the expected negative impact of the Portfolio Restructuring on the Adviser’s profitability with respect to the Restructured Portfolio.

With respect to each new Sub-Advisory Agreement, the Board considered the estimated impact of the proposed sub-advisory fee on the profitability of the Adviser. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of an investment sub-advisory agreement. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of each sub-advisory fee and that the fee to be paid to each proposed Sub-Adviser is the product of negotiations with the Adviser and reflects levels of profitability acceptable to the Adviser and the proposed Sub-Adviser based on the particular circumstances in each case for each of them. The Board noted again that

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each proposed Sub-Adviser’s fee would be paid by the Adviser and not the Restructured Portfolio and that many responsibilities related to the advisory function are retained by the Adviser.

Economies of Scale. The Board also considered whether economies of scale or efficiencies would be realized as the Restructured Portfolio grows larger and the extent to which this is reflected in the proposed investment advisory, administrative and sub-advisory fee schedules for the Restructured Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that a manager and its affiliates provide to a portfolio and its shareholders. The Board noted that the proposed investment advisory fee rate schedule for the Restructured Portfolio includes breakpoints that would reduce the investment advisory fee rate as Restructured Portfolio assets increase above certain levels. The Board also noted that the Restructured Portfolio would pay the Adviser an asset-based administration fee at the same rate as the Portfolio. In this regard, the Board noted that the administrative fee rate schedule for the Restructured Portfolio aggregates the assets managed by the Adviser in the Restructured Portfolio with the assets of all the other portfolios of the Trust and the assets of multiple portfolios of EQ Advisors Trust, and includes breakpoints that would reduce the administrative fee rate as aggregate portfolio assets increase above certain levels. In addition, the Board noted that the Adviser would agree, through at least April 30, 2021, to a contractual expense limitation arrangement that is lower than the Portfolio’s existing contractual expense limitation arrangement and would assume certain expenses of the Restructured Portfolio by making payments or waiving all or a portion of its investment advisory, administrative and other fees so that the Restructured Portfolio’s total expense ratios would not exceed certain contractual levels to be set forth in its prospectus. The Board also considered that the Adviser could potentially share any realized economies of scale or efficiencies with the Restructured Portfolio through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide over time, such as hiring additional personnel and providing additional resources in areas that would be relevant to the management and administration of the Restructured Portfolio.

In connection with its deliberations regarding the new Sub-Advisory Agreements, the Board noted that the proposed sub-advisory fee rate schedule for AXA IM aggregates the assets managed by AXA IM in the Restructured Portfolio, the 1290 High Yield Bond Fund, and the 1290 VT High Yield Bond Portfolio, and the proposed sub-advisory fee rate schedule for Brandywine Global aggregates the assets managed by Brandywine Global in the Restructured Portfolio and the 1290 Diversified Bond Fund. The Board also noted that the proposed sub-advisory fee rate schedules for both AXA IM and Brandywine Global include breakpoints that would reduce the sub-advisory fee rate as applicable portfolio assets under the relevant proposed Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee rate schedule may result in savings to the Adviser and not to investors. The Board also noted that the aggregation of assets may result in the Restructured Portfolio reaching a breakpoint sooner than if the sub-advisory fee rate schedule did not aggregate assets, which also has the potential to benefit the Adviser. With respect to the proposed sub-advisory fee for Loomis Sayles, which does not include breakpoints, the Board considered Loomis Sayles’s explanation that the sub-advisory fee was priced at a competitive level.

The Board considered these factors, and the relationship they bear to the fee structure to be charged to the Restructured Portfolio by the Adviser, and concluded that there would be a reasonable sharing of benefits from any realized economies of scale or efficiencies with the Restructured Portfolio.

Fall-Out Benefits. The Board also considered the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Adviser may benefit to the extent that the Portfolio Restructuring would eliminate or reduce the Adviser’s obligations under an expense limitation arrangement currently in effect for the Portfolio by restructuring the Portfolio into the Restructured Portfolio, which may operate below its expense limitation or have a lower total expense ratio. The Board noted that the Adviser also would serve as the administrator for the Restructured Portfolio and would receive compensation for acting in this capacity. The Board also noted that AXA Distributors, LLC, an affiliate of the Adviser, serves as the underwriter for the Trust and

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would receive from the Restructured Portfolio payments pursuant to Rule 12b-1 plans with respect to its Class A and Class B shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also noted that the Adviser’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Restructured Portfolio, would receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Restructured Portfolio would be offered as an investment option through variable insurance contracts offered and sold by the Adviser’s affiliated insurance companies and that the performance of the Restructured Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Adviser’s affiliated insurance companies and AXA Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

The Board also considered possible fall-out benefits and other types of benefits that may accrue to a proposed Sub-Adviser, including the following. The Board noted that each proposed Sub-Adviser currently serves as investment sub-adviser for other mutual funds advised by the Adviser and receives sub-advisory fees with respect to those other mutual funds. The Board also recognized that a proposed Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Adviser’s affiliated insurance companies and that the proceeds of those sales may be invested in the Restructured Portfolio. The Board also recognized that a proposed Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by the Adviser or its affiliates. In addition, the Board noted that a proposed Sub-Adviser may benefit from greater exposure in the marketplace with respect to the proposed Sub-Adviser’s investment process and from expanding its level of assets under management, and a proposed Sub-Adviser may derive benefits from its association with the Adviser and the other proposed Sub-Advisers to the Restructured Portfolio. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the proposed Sub-Advisers are fair and reasonable.

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Federal Income Tax Information (Unaudited)

For the year ended December 31, 2019, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/Conservative Allocation	12.09%	$65,707	$590,676	$20,315,053
CharterSM Conservative	10.18	5,617	217,432	417,818
CharterSM Moderate	15.46	8,597	191,467	719,017
CharterSM Moderate Growth	23.48	10,225	152,960	778,017
CharterSM Growth	27.91	8,808	104,195	490,637
CharterSM Aggressive Growth	39.88	5,989	59,407	266,231
CharterSM Small Cap Growth	6.01	—	—	10,519,061
CharterSM Small Cap Value	100.00	—	—	5,424,165

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MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information.

The Trustees

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, New York 10104 (1958)	Trustee, President and Chief Executive Officer	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present; and Chairman of the Board from September 2004 through September 2017	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from April 2017 to 2019, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Chief Investment Officer and from September 1999 to present, Managing Director, AXA Equitable.	145	None

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Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Independent Trustees#
Mark A. Barnard c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1949)	Trustee	From April 2017 to present	From 1995 to 1998, Manager of Private Investments, from 1998 to 2001, Director of Private Investments, and from 2001 to 2016, Managing Director — Private Investments, Howard Hughes Medical Institute; from 1985 to 1992, Assistant Director of Real Estate, and from 1992 to 1995, Associate Director of Real Estate, Massachusetts Institute of Technology.	145	None.
Thomas W. Brock c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1947)	Trustee	From April 2017 to present	From June 2016 to May 2017, Director, President and Chief Executive Officer, and from January 2016 to June 2016, Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	145	From December 2012 to January 2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; from 2016 to present, Chair and from 2005 to present, Director and Audit Committee Member, Liberty All-Star Funds (2 funds); and from 2006 to 2012, Director, Stone Harbor Investment Funds (5 funds).
Michael B. Clement c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1957)	Trustee	From January 2019 to present	From 2011 to present, Professor of Accounting, appointed Department of Accounting Chair effective September 2018, and from 1997 to 2002, Assistant Professor, University of Texas; from 2002 to 2004, Vice President — Global Investment Research, Goldman Sachs; from 1988 to 1991, Vice President — Capital Planning and Analysis, and from 1982 to 1986, Manager — Audit Division, Citicorp; and from 1980 to 1982, Senior Assistant Accountant, Deloitte Haskins & Sells.	145	None.

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Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Independent Trustees# (Continued)
Donald E. Foley c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From April 2017 to present	Retired. From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax, ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	145	From 2011 to 2012 Director, and from 2012 to 2016, Advisory Committee Member, M&T Corporation; from 2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; from 2008 to 2010, Advisory Board member, Northern Trust Company and Goldman Sachs Management Groups; from 2015 to present, Director, BioSig Technologies, Inc.; from 2015 to present, Director, Wilmington Funds.
Christopher P.A. Komisarjevsky c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1945)	Trustee	From April 2017 to present	Retired. From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	145	None.
H. Thomas McMeekin c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Trustee	From April 2017 to present	From 2015 to present, CEO of Blue Key Services, LLC; from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	145	From 2015 to present, Director, Blue Key Services, LLC; from 2012 to present, Director Achaean Financial Group; from 2011 to 2012, Director US Life Insurance Company in the City of New York.

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Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Independent Trustees# (Continued)
Gloria D. Reeg c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From April 2017 to present	From 2007 to 2016, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital; from 2005 to 2007, Trustee and Treasurer, Casey Family Programs (foundation); from 2002 to 2004, Global Head of Fixed Income and Executive Director, Principal Global Investors (asset management firm); 1992 to 2000, Managing Director — Global Consulting, Russell Investment Group.	145	None.
Gary S. Schpero c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Chairman of the Board	From April 2017 to present Independent Trustee, from October 1, 2017 to present, Chairman of the Board and from April 2017 through September 2017, Lead Independent Trustee	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	145	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long-Short Credit Income Fund; from October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund; from September 2017 to present, Trustee, Blackstone/GSO Floating Rate Enhanced Income Fund.
Kathleen Stephansen c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1954)	Trustee	From January 1, 2019 to present	From 2018 to present and in 2016, Senior Economic Advisor- Henderson Institute Center for Macroeconomics, Boston Consulting Group; from 2016 to 2018, Chief Economist, Huawei Technologies USA Inc.; from 2010 to 2016, held various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research — AIG Asset Management; from 2009 to 2010, Chief Economist and Managing Director, Aladdin Capital; from 2000 to 2009, Director and Head of Global Economics, Credit Suisse Securities (USA) LLC; and from 1984 to 2000, Co-Head of Economic Research and Chief International Economist, Donaldson, Lufkin & Jenrette Corporation.	145	None.

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Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Independent Trustees# (Continued)
Caroline L. Williams c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1946)	Trustee	From April 2017 to present	Retired. From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank); from 1997 to 2009, Director, Hearst-Argyle Television.	145	None.

#

Effective June 30, 2019, Kenneth L. Walker retired from his position as a Trustee of the Trust. Mr. Walker will continue to serve as a consultant to the Board of Trustees of the Trust for a one-year period from July 1, 2019 through June 30, 2020.

*	Affiliated with the portfolios’ investment manager and the distributor.
**

Each Trustee serves during the existence of the Trust until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed, is incapacitated or is otherwise unable or unwilling to serve. Each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years.

***	The registered investment companies in the fund complex include EQ Advisors Trust, 1290 Funds and the Trust.

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The Trust’s Officers

No officer, other than the Chief Compliance Officer, of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, FMG LLC, and/or AXA Distributors. The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, Chief Executive Officer and President	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present; and Chairman of the Board from September 2004 through September 2017	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from April 2017 to 2019, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Chief Investment Officer and from September 1999 to present, Managing Director, AXA Equitable.
William MacGregor, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1975)	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President and Secretary from August 2018 to present; Chief Legal Officer from October 2018 to present	From August 2018 to present, Managing Director and Associate General Counsel of AXA Equitable; Executive Vice President, General Counsel and Secretary of the Adviser; from January 2017 to June 2018, Executive Director and Deputy General Counsel at UBS Business Solutions LLC; from July 2015 to June 2018, Executive Director and Deputy General Counsel at UBS Asset Management (Americas) Inc.; from June 2012 to July 2015, Senior Vice President, Secretary and Associate General Counsel of the Adviser; from May 2008 to July 2015, Lead Director and Associate Counsel of AXA Equitable.
Brian E. Walsh 1290 Avenue of the Americas, New York, New York 10104 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2011 to present, member of the Board of Directors of FMG LLC; from February 2003 to present, Lead Director of AXA Equitable.
Joseph J. Paolo*** 1290 Avenue of the Americas New York, New York 10104 (1970)	Chief Compliance Officer, Anti-Money Laundering (“AML”) Compliance Officer and Vice President	Chief Compliance Officer from May 2007 to present; Vice President and AML Compliance Officer from December 2005 to present	From June 2007 to present, Chief Compliance Officer of FMG LLC; from May 2011 to present, Senior Vice President of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable.
Kenneth T. Kozlowski 1290 Avenue of the Americas, New York, New York 10104 (1961)	Senior Vice President and Chief Investment Officer	From June 2010 to March 2017, Vice President and from March 2017 to present, Senior Vice President and Chief Investment Officer	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present, Managing Director of AXA Equitable; from February 2001 to September 2011, Vice President of AXA Equitable.

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Name, Address and Year of Birth	Position(s) Held With the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President and Deputy Chief Investment Officer	From June 2007 to March 2017, Vice President and from March 2017 to present, Vice President and Deputy Chief Investment Officer	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director of AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From November 2001 to present	From June 2012 to present, Senior Vice President of FMG LLC; from February 2011 to June 2016, member of the Board of Directors of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director of AXA Equitable.
Kiesha T. Astwood-Smith, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1973)	Vice President and Assistant Secretary	From December 2015 to present	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from September 2015 to present, Senior Director and Counsel of AXA Equitable; from July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015, Vice President and Assistant Secretary of the Dreyfus Family of Funds.
Bradley Tobin 1290 Avenue of the Americas New York, New York 10104 (1974)	Vice President — Director of Risk	From March 2019 to present	From January 2019 to present, Vice President of FMG LLC; from January 2019 to present, Director, Risk Management, AXA Equitable; from March 2007 to January 2017, Vice President, Investment Management, Prudential Financial, Inc.; from March 2005 to January 2017, Vice President, AST Investment Services, Inc.; from March 2016 to January 2017, Vice President, Prudential Investments. LLC.
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (1976)	Vice President	From June 2017 to present	From April 2017 to present, Vice President of FMG LLC; from April 2014 through August 2016, Senior Vice President, Zealot Networks from September 2008 through April 2012, Vice President of FMG LLC.
Michal Levy 1290 Avenue of the Americas, New York, New York 10104 (1978)	Senior Vice President	From September 2019 to present	From December 2014 to present, member of the Board of Directors and from March 2017 to present, Senior Vice President and Chief Operating Officer of FMG LLC; and from June 2014 to March 2017, Vice President of FMG LLC; from April 2017 to present, Lead Director and from October 2013 to March 2017, Senior Director of AXA Equitable.
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to May 2019, Senior Director and from June 2019 to present, Lead Director of AXA Equitable.
Miao Hu 1290 Avenue of the Americas, New York, New York 10104 (1978)	Vice President	From March 2017 to present	From May 2016 to present, Assistant Portfolio Manager and from June 2016 to present, Vice President of FMG LLC; from November 2013 to December 2014, Lead Manager and from December 2014 to present, Director of Portfolio Analytics of FMG LLC.
Xavier Poutas 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From March 2017 to present	From May 2011 to present, Assistant Portfolio Manager and from June 2016 to present, Vice President of FMG LLC; from November 2008 to August 2013, Director, from September 2013 to September 2018, Senior Director and from October 2018 to present, Lead Director of AXA Equitable.
Victoria Zozulya, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1983)	Vice President and Assistant Secretary	From December 2018 to present	From September 2018 to present, Senior Director and Counsel of AXA Equitable; and from March 2014 to August 2018, Vice President and Assistant General Counsel, Neuberger Berman.
Maureen E. Kane, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1962)	Vice President and Assistant Secretary	From March 2019 to present	From February 2019 to present, Lead Director and Associate General Counsel of AXA Equitable; from July 2014 to February 2019, Managing Director and Managing Counsel of The Bank of New York Mellon.

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Name, Address and Year of Birth	Position(s) Held With the Trust*	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Helen Lai 1290 Avenue of the Americas, New York, New York 10104 (1973)	Assistant Vice President	From March 2017 to present	From February 2019 to present, Director and from March 2013 to January 2019, Pricing and Valuation-Compliance of FMG LLC and Senior Manager, AXA Equitable.
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Controller	From February 2009 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (1974)	Assistant Controller	From February 2009 to present	From November 2012 to present, Senior Director of AXA Equitable.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From March 2012 to present	From December 2018 to present, Senior Director and from February 2009 to November 2018, Director of AXA Equitable; from April 2015 to present, Vice President of FMG LLC.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From March 2017 to present	From April 2018 to present, Director and Assistant Secretary and from July 2004 to March 2018, Lead Manager/Legal Assistant of AXA Equitable; and from March 2015 to present, Assistant Vice President and Assistant Secretary of FMG LLC.
Lorelei Fajardo 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Secretary	From March 2014 to present	From July 2013 to present, Senior Manager/ Legal Assistant of AXA Equitable.
Cheryl Cherian 1290 Avenue of the Americas, New York, New York 10104 (1979)	Assistant Secretary	From June 2019 to present	From April 2019 to present, Lead Manager — Legal Assistant of AXA Equitable; and from November 2016 to March 2018, Compliance Associate at Manifold Fund Advisors; from 2009 to 2015, R&D scientist at Actavis.
Monica Giron 1290 Avenue of the Americas, New York, New York 10104 (1976)	Assistant Secretary	From June 2019 to present	From June 2019 to present, Lead Manager — Senior Legal Assistant of AXA Equitable; and from August 2015 to May 2019, Senior Paralegal at Gemini Fund Services.
Thomas Lewis 1290 Avenue of the Americas, New York, New York 10104 (1987)	Vice President	From September 2019 to present	From July 2019 to present, Vice President of FMG LLC; from January 2019 to present, Senior Director of AXA Equitable; from June 2015 to December 2018, Director of AXA Equitable; from April 2014 to May 2015 Lead Manager of AXA Equitable; and from July 2013 to March 2014, Senior Manager of AXA Equitable.
Artemis Brannigan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President	From September 2019 to present	From August 2019 to present, Senior Director of AXA Equitable; from January 2016 to July 2019, Director of Prudential Financial; and from October 2006 to December 2015, Vice President of BlackRock.
Kevin McCarthy 1290 Avenue of the Americas, New York, New York 10104 (1983)	Vice President	From September 2019 to present	From December 2018 to present, Assistant Portfolio Manager of FMG LLC and Director of AXA Equitable; from August 2015 to November 2018, Lead Manager of AXA Equitable; and from October 2013 to August 2015, Senior Quantitative Analyst at Aviva Investors.

*

The officers in the table above hold similar positions with two other registered investment companies in the fund complex. The registered investment companies in the fund complex include the Trust, EQ Advisors Trust and 1290 Funds.

**	Each officer is elected on an annual basis.
***

During the fiscal year ended December 31, 2019, the Chief Compliance Officer of the Trust received, from the three registered investment companies in the fund complex for which he serves in that capacity, compensation in the amount of $75,000, of which the Trust paid $10,796.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES (Unaudited)

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans and other qualified investors. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its record ownership of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

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PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-877-222-2144 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.axa-equitablefunds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Previously, this information was filed on Form N-Q. These filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

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